UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: July 31, 2016

Date of reporting period: July 31, 2016

Item 1.	Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

JULY 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares Exponential Technologies ETF | XT | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets declined modestly for the 12 months ended July 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.44% for the reporting period.

The modest overall decline in global stock markets masked significant volatility during the reporting period. Stocks fell during the first half of the reporting period amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

Central bank stimulus activity and a recovery in energy prices helped global equity markets reverse course after bottoming in mid-February 2016. The global equity market rally in the latter half of the reporting period was also driven by signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Late in the reporting period, market volatility increased following the “Brexit” referendum in the U.K., where an affirmative vote to leave the European Union led to a sharp decline in the British pound (which fell by 18% against the U.S. dollar for the reporting period) and increased expectations of an interest rate cut from the Bank of England.

Among developed markets, the U.S. was one of the few markets to advance, returning approximately 4% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first seven months of the year. Stable Fed monetary policy provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region were mixed. Australia and New Zealand posted positive returns for the reporting period, benefiting from improving economic growth. However, other markets in the region, including Japan and Singapore, fell during the reporting period. In particular, the Japanese equity market declined by nearly 20%, but a strong rally in the Japanese yen (which appreciated by 17% against the U.S. dollar) helped offset the overall market decline.

European stock markets declined by approximately 10% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Denmark performed best. In the U.K., the equity market advanced by about 4%, but the sharp decline in the British pound led to negative returns in U.S. dollar terms.

Emerging markets stocks declined by approximately 1% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil. Stock markets in Eastern Europe fell the most, primarily because of sharp declines in Greece, Poland, and the Czech Republic.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance  (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.13%	2.21%	2.11%	2.13%	2.21%	2.11%
Since Inception	2.96%	3.05%	2.98%	4.08%	4.20%	4.09%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/19/15. The first day of secondary market trading was 3/23/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,147.90	$2.24	$1,000.00	$1,022.80	$2.11	0.42%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 8 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance  (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

The iShares Exponential Technologies ETF (the “Fund”) seeks to track the investment results of an index composed of stocks of developed and emerging market companies that create or use exponential technologies, as represented by the Morningstar® Exponential Technologies IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 2.13%, net of fees, while the total return for the Index was 2.11%.

Stocks of exponential technology companies, as reflected by the Index, delivered a modest single-digit return for the reporting period.

On a sector basis, information technology stocks, representing the largest portion of the Index at approximately 32% on average, contributed the most to Index performance. Within the sector, the semiconductor and semiconductor equipment industry delivered notable results in the reporting period, as did the information technology services industry. The industrials sector also boosted Index performance in the reporting period, as the capital goods industry, particularly the aerospace and defense sub-industry, recorded solid results.

At the other end of the spectrum, the healthcare sector recorded the poorest performance in the reporting period amid weakness in the pharmaceuticals, biotechnology, and life sciences industry. The telecommunications services sector also lagged, as weakness in the diversified telecommunications industry outweighed positive results in the wireless telecommunications services industry. In addition, the energy sector detracted from Index results in the reporting period amid weak oil prices.

Reflecting the relative strength of the U.S. stock market, the United States, representing about 67% of the Index on average, was the top contributor to Index performance on a geographic basis. Denmark and New Zealand also contributed to Index results in the reporting period. Conversely, Canada detracted from Index performance, as did Brazil and the United Kingdom.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Information Technology	34.01%
Health Care	30.62
Industrials	10.97
Telecommunication Services	10.89
Financials	4.38
Consumer Discretionary	3.27
Materials	3.00
Energy	2.21
Utilities	0.65

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

United States	68.33%
France	4.68
United Kingdom	3.87
Germany	3.36
Switzerland	3.22
Canada	2.05
Netherlands	2.04
Sweden	1.80
Denmark	1.63
India	1.38

TOTAL	92.36%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2016 and held through July 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.74%

AUSTRALIA — 1.26%
AGL Energy Ltd.	316,882	$4,956,614
Origin Energy Ltd.	1,114,670	4,659,627

		9,616,241
BELGIUM — 0.93%
Proximus SADP	117,211	3,658,854
UCB SA	43,586	3,410,343

		7,069,197
BRAZIL — 0.97%
Embraer SA	461,540	2,117,509
TIM Participacoes SA	2,061,555	5,299,939

		7,417,448
CANADA — 2.05%
BlackBerry Ltd.[a,b]	531,278	4,033,321
Bombardier Inc. Class Ba	4,594,200	6,905,128
CGI Group Inc. Class Aa	96,596	4,695,541

		15,633,990
DENMARK — 1.63%
H Lundbeck A/Sa	118,389	4,814,623
Novo Nordisk A/S Class B	66,557	3,793,422
Novozymes A/S Class B	78,337	3,845,332

		12,453,377
FRANCE — 4.67%
Airbus Group SE	55,366	3,258,484
Atos SE	43,586	4,273,042
BioMerieux SA	32,395	4,479,311
Bouygues SA	97,774	2,893,026
Capgemini SA	40,052	3,849,543
Orange SA	223,231	3,417,410
Sanofi	44,764	3,811,869
SFR Group SA	94,240	2,226,762
STMicroelectronics NV	543,058	3,963,683
Vivendi SA	179,056	3,521,035

		35,694,165
GERMANY — 3.35%
BASF SE	48,887	3,840,967
Bayer AG Registered	30,628	3,295,513
Deutsche Boerse AG	44,764	3,759,809
Deutsche Telekom AG Registered	207,328	3,529,835
Infineon Technologies AG	255,037	4,220,890
Merck KGaA	38,285	4,228,135
Telefonica Deutschland Holding AG	672,049	2,743,045

		25,618,194

Security	Shares	Value
INDIA — 1.38%
Infosys Ltd. ADR	323,361	$5,312,821
Wipro Ltd. ADR[b]	459,420	5,209,823

		10,522,644
ITALY — 0.34%
Telecom Italia SpA/Milano[a,b]	3,053,966	2,607,428

		2,607,428
JAPAN — 0.82%
FANUC Corp.	17,700	2,992,169
Honda Motor Co. Ltd.	117,800	3,266,124

		6,258,293
NETHERLANDS — 2.03%
ASM International NV	96,596	3,767,686
ASML Holding NV	41,819	4,626,842
Koninklijke KPN NV	993,643	3,270,090
QIAGEN NVa	143,716	3,851,589

		15,516,207
NEW ZEALAND — 0.68%
Fisher & Paykel Healthcare Corp. Ltd.	686,774	5,200,665

		5,200,665
NORWAY — 0.49%
Telenor ASA	223,203	3,733,786

		3,733,786
RUSSIA — 0.60%
Mobile TeleSystems PJSC ADR	516,553	4,592,156

		4,592,156
SOUTH KOREA — 0.66%
Samsung Electronics Co. Ltd.	3,689	5,068,402

		5,068,402
SPAIN — 0.87%
Grifols SA	158,441	3,474,436
Telefonica SA	323,950	3,176,271

		6,650,707
SWEDEN — 1.79%
Elekta AB Class B	442,928	3,534,745
Millicom International Cellular SA SDR	63,023	3,375,151
Tele2 AB Class B	377,549	3,198,818
Telia Co. AB	786,315	3,598,285

		13,706,999

SCHEDULE OF INVESTMENTS	9

Schedule of Investments  (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

July 31, 2016

Security	Shares	Value
SWITZERLAND — 3.21%
Actelion Ltd. Registered	27,094	$4,819,141
Lonza Group AG Registered	24,149	4,565,184
Novartis AG Registered	45,942	3,817,210
Roche Holding AG	14,130	3,618,578
Swisscom AG Registered	7,657	3,779,973
Syngenta AG Registered	10,013	3,948,424

		24,548,510
UNITED KINGDOM — 3.86%
ARM Holdings PLC	226,176	5,020,915
AstraZeneca PLC	55,955	3,750,234
BT Group PLC	529,511	2,905,982
GlaxoSmithKline PLC	187,302	4,197,734
London Stock Exchange Group PLC	96,007	3,537,252
Shire PLC	60,667	3,923,473
Sky PLC	227,354	2,778,603
Vodafone Group PLC	1,114,977	3,398,156

		29,512,349
UNITED STATES — 68.15%
3D Systems Corp.[a,b]	402,287	5,386,623
AbbVie Inc.	67,146	4,447,080
Accenture PLC Class A	35,340	3,986,705
Advanced Micro Devices Inc.[a,b]	1,605,025	11,010,471
Agilent Technologies Inc.	93,062	4,477,213
Akorn Inc.[a,b]	106,609	3,649,226
Alexion Pharmaceuticals Inc.[a]	20,615	2,651,089
Alnylam Pharmaceuticals Inc.[a]	37,696	2,566,344
Alphabet Inc. Class Aa,b	4,873	3,856,200
Amazon.com Inc.[a]	5,587	4,239,471
AMETEK Inc.	69,502	3,268,679
Amgen Inc.	24,149	4,154,352
Amphenol Corp. Class A	67,729	4,031,230
Analog Devices Inc.	65,968	4,210,737
Apple Inc.	32,984	3,437,263
Applied Materials Inc.	196,726	5,171,927
Arista Networks Inc.[a]	52,415	3,735,617
AT&T Inc.	118,389	5,125,060
Berkshire Hathaway Inc. Class Ba	28,861	4,163,776
Biogen Inc.[a]	12,958	3,756,913
BioMarin Pharmaceutical Inc.[a]	40,052	3,981,970
BlackRock Inc.[c]	11,191	4,098,704
Boeing Co. (The)	26,505	3,542,658
Bristol-Myers Squibb Co.	54,777	4,097,867
Cavium Inc.[a]	60,078	2,803,840
Celgene Corp.[a]	34,162	3,832,635

Security	Shares	Value
CH Robinson Worldwide Inc.	61,845	$4,305,649
Charles River Laboratories International Inc.[a]	51,243	4,505,797
Ciena Corp.[a,b]	156,674	3,006,574
Cisco Systems Inc.	139,593	4,261,774
CME Group Inc.	40,046	4,094,303
Cognizant Technology Solutions Corp. Class Aa	63,023	3,623,192
Computer Sciences Corp.	122,512	5,859,749
Covanta Holding Corp.	250,325	4,010,207
Cypress Semiconductor Corp.	380,494	4,428,950
Danaher Corp.	50,654	4,125,262
Dover Corp.	58,900	4,207,227
Dow Chemical Co. (The)	66,557	3,572,114
Dun & Bradstreet Corp. (The)	35,929	4,643,823
Eaton Corp. PLC	71,858	4,556,516
EI du Pont de Nemours & Co.	50,648	3,503,322
Eli Lilly & Co.	45,353	3,759,310
EMC Corp.	143,127	4,047,632
Emerson Electric Co.	79,515	4,444,888
Endo International PLC[a]	66,549	1,155,291
Exelixis Inc.[a,b]	781,603	7,175,116
Facebook Inc. Class Aa	35,929	4,453,040
FactSet Research Systems Inc.	22,382	3,848,809
First Solar Inc.[a,b]	64,195	2,996,623
General Electric Co.	123,690	3,851,707
Gilead Sciences Inc.	36,518	2,902,085
Halliburton Co.	98,952	4,320,244
Hologic Inc.[a]	100,713	3,876,443
Honeywell International Inc.	35,929	4,179,621
Illumina Inc.[a,b]	21,204	3,527,285
Incyte Corp.[a]	34,751	3,134,888
Infinera Corp.[a]	176,111	1,542,732
Ingram Micro Inc. Class A	120,156	4,114,141
Intel Corp.	107,787	3,757,455
Intercontinental Exchange Inc.	14,725	3,890,345
International Business Machines Corp.	27,677	4,445,480
Intuitive Surgical Inc.[a]	7,236	5,034,519
Ionis Pharmaceuticals Inc.[a,b]	67,146	1,959,992
Jack Henry & Associates Inc.	47,709	4,258,028
Jazz Pharmaceuticals PLC[a]	27,094	4,090,381
Johnson & Johnson	37,107	4,646,910
Johnson Controls Inc.	93,651	4,300,454
Kite Pharma Inc.[a]	54,188	3,068,666
KLA-Tencor Corp.	55,366	4,191,760

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

July 31, 2016

Security	Shares	Value
Laboratory Corp. of America Holdings[a]	30,628	$4,274,444
Lam Research Corp.	47,709	4,282,837
LendingClub Corp.[a,b]	276,830	1,278,955
Linear Technology Corp.	84,816	5,088,112
Lockheed Martin Corp.	18,259	4,614,597
Mallinckrodt PLC[a]	53,593	3,608,953
Marvell Technology Group Ltd.	455,886	5,356,660
Maxim Integrated Products Inc.	100,719	4,107,321
Medtronic PLC	48,298	4,232,354
MercadoLibre Inc.	32,389	4,958,108
Merck & Co. Inc.	70,680	4,146,089
Microchip Technology Inc.	81,871	4,555,302
Micron Technology Inc.[a]	265,631	3,649,770
Microsoft Corp.	68,324	3,872,604
Monsanto Co.	38,874	4,150,577
Myriad Genetics Inc.[a]	87,172	2,700,589
Nasdaq Inc.	66,557	4,709,573
National Oilwell Varco Inc.	113,108	3,659,044
NetApp Inc.	126,046	3,321,312
Netflix Inc.[a]	30,628	2,794,805
Northrop Grumman Corp.	20,026	4,338,232
NVIDIA Corp.	114,855	6,558,220
PAREXEL International Corp.[a]	58,311	3,898,090
PayPal Holdings Inc.[a]	107,198	3,992,054
Pfizer Inc.	116,033	4,280,457
Qlik Technologies Inc.[a]	121,334	3,664,287
QUALCOMM Inc.	77,159	4,828,610
Quest Diagnostics Inc.	54,777	4,730,542
Quintiles Transnational Holdings Inc.[a,b]	57,133	4,435,806
Raytheon Co.	30,039	4,191,342
Red Hat Inc.[a]	47,709	3,592,011
Regeneron Pharmaceuticals Inc.[a]	7,068	3,004,748
Rockwell Collins Inc.	41,819	3,538,724
Roper Technologies Inc.	20,026	3,411,629
Schlumberger Ltd.	52,413	4,220,295
Seagate Technology PLC	106,020	3,395,821
Seattle Genetics Inc.[a]	93,651	4,500,867
Skyworks Solutions Inc.	45,353	2,994,205
Splunk Inc.[a]	66,557	4,162,475
Sprint Corp.[a,b]	1,010,135	6,202,229
St. Jude Medical Inc.	62,434	5,184,519
Stryker Corp.	42,408	4,931,202
SunPower Corp.[a,b]	165,509	2,413,121
Synaptics Inc.[a]	49,476	2,570,278
T-Mobile U.S. Inc.[a]	104,253	4,831,084
Tableau Software Inc. Class Aa	41,819	2,363,192
TE Connectivity Ltd.	57,722	3,479,482
Tesla Motors Inc.[a,b]	17,081	4,010,448

Security	Shares	Value
Texas Instruments Inc.	65,379	$4,560,185
U.S. Cellular Corp.[a]	90,706	3,669,058
United Technologies Corp.	40,052	4,311,598
UnitedHealth Group Inc.	32,395	4,638,964
Varian Medical Systems Inc.[a,b]	47,120	4,464,149
Verint Systems Inc.[a]	94,240	3,323,845
Verizon Communications Inc.	84,816	4,699,655
Vertex Pharmaceuticals Inc.[a]	31,217	3,028,049
VMware Inc. Class Aa,b	64,195	4,684,951
Western Digital Corp.	60,667	2,882,289
Xilinx Inc.	77,748	3,971,368
Zoetis Inc.	83,638	4,221,210

		520,903,251

TOTAL COMMON STOCKS (Cost: $733,393,998)		762,324,009

SHORT-TERM INVESTMENTS — 8.48%

MONEY MARKET FUNDS — 8.48%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.57%[d,e,f]	60,767,837	60,767,837
BlackRock Cash Funds: Prime, SL Agency Shares 0.47%[d,e,f]	3,357,692	3,357,692
BlackRock Cash Funds: Treasury, SL Agency Shares 0.28%[d,e]	689,179	689,179

		64,814,708

TOTAL SHORT-TERM INVESTMENTS (Cost: $64,814,708)		64,814,708

TOTAL INVESTMENTS IN SECURITIES — 108.22% (Cost: $798,208,706)[g]		827,138,717
Other Assets, Less Liabilities — (8.22)%		(62,803,897)

NET ASSETS — 100.00%		$764,334,820

ADR — American Depositary Receipts

SDR — Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $804,610,491. Net unrealized appreciation was $22,528,226, of which $81,238,070 represented gross unrealized appreciation on securities and $58,709,844 represented gross unrealized depreciation on securities.

SCHEDULE OF INVESTMENTS	11

Schedule of Investments  (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

July 31, 2016

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	9,568	2,332	(709)	11,191	$4,098,704	$88,942	$(10,475)

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$762,324,009	$—	$—	$762,324,009
Money market funds	64,814,708	—	—	64,814,708

Total	$827,138,717	$—	$—	$827,138,717

See notes to financial statements.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

July 31, 2016

ASSETS
Investments, at cost:
Unaffiliated	$729,304,662
Affiliated (Note 2)	68,904,044

Total cost of investments	$798,208,706

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$758,225,305
Affiliated (Note 2)	68,913,412

Total fair value of investments	827,138,717
Foreign currency, at value[b]	607,865
Receivables:
Due from custodian (Note 4)	18,192
Dividends and interest	653,982
Tax reclaims	352,156

Total Assets	828,770,912

LIABILITIES
Payables:
Investment securities purchased	18,192
Collateral for securities on loan (Note 1)	64,125,529
Investment advisory fees (Note 2)	292,371

Total Liabilities	64,436,092

NET ASSETS	$764,334,820

Net assets consist of:
Paid-in capital	$755,381,587
Undistributed net investment income	659,376
Accumulated net realized loss	(20,632,660)
Net unrealized appreciation	28,926,517

NET ASSETS	$764,334,820

Shares outstanding[c]	29,450,000

Net asset value per share	$25.95

[a]	Securities on loan with values of $62,808,529. See Note 1.
[b]	Cost of foreign currency: $604,465.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statement of Operations

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

Year ended July 31, 2016

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$13,350,854
Dividends — affiliated (Note 2)	90,897
Securities lending income — affiliated — net (Note 2)	420,188

Total investment income	13,861,939

EXPENSES
Investment advisory fees (Note 2)	3,147,134

Total expenses	3,147,134
Less investment advisory fees waived (Note 2)	(734,355)

Net expenses	2,412,779

Net investment income	11,449,160

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(18,472,071)
Investments — affiliated (Note 2)	(5,393)
In-kind redemptions — unaffiliated	6,863,217
In-kind redemptions — affiliated (Note 2)	(5,082)
Foreign currency transactions	(69,215)

Net realized loss	(11,688,544)

Net change in unrealized appreciation/depreciation on:
Investments	24,546,479
Translation of assets and liabilities in foreign currencies	3,548

Net change in unrealized appreciation/depreciation	24,550,027

Net realized and unrealized gain	12,861,483

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,310,643

[a]	Net of foreign withholding tax of $664,446.

See notes to financial statements.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Changes in Net Assets

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

	Year ended July 31, 2016	Period from March 19, 2015[a] to July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$11,449,160	$4,401,399
Net realized loss	(11,688,544)	(2,690,463)
Net change in unrealized appreciation/depreciation	24,550,027	4,376,490

Net increase in net assets resulting from operations	24,310,643	6,087,426

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,508,317)	(3,623,748)

Total distributions to shareholders	(11,508,317)	(3,623,748)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	114,636,333	687,460,946
Cost of shares redeemed	(53,028,463)	—

Net increase in net assets from capital share transactions	61,607,870	687,460,946

INCREASE IN NET ASSETS	74,410,196	689,924,624

NET ASSETS
Beginning of period	689,924,624	—

End of period	$764,334,820	$689,924,624

Undistributed net investment income included in net assets at end of period	$659,376	$787,748

SHARES ISSUED AND REDEEMED
Shares sold	4,900,000	26,700,000
Shares redeemed	(2,150,000)	—

Net increase in shares outstanding	2,750,000	26,700,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Financial Highlights

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

(For a share outstanding throughout each period)

	Year ended Jul. 31, 2016	Period from Mar. 19, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$25.84	$25.49

Income from investment operations:
Net investment income[b]	0.41	0.18
Net realized and unrealized gain[c]	0.11	0.31

Total from investment operations	0.52	0.49

Less distributions from:
Net investment income	(0.41)	(0.14)

Total distributions	(0.41)	(0.14)

Net asset value, end of period	$25.95	$25.84

Total return	2.13%	1.91%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$764,335	$689,925
Ratio of expenses to average net assets[e]	0.36%	0.30%
Ratio of expenses to average net assets prior to waived fees[e]	0.47%	0.47%
Ratio of net investment income to average net assets[e]	1.71%	1.90%
Portfolio turnover rate[f]	28%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended July 31, 2016 and the period ended July 31, 2015 were 28% and 1%, respectively. See Note 4.

See notes to financial statements.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Exponential Technologies	Non-diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2016, if any, are disclosed in the Fund’s statement of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund. Any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Fund with regard to the reinvestment of cash collateral received for securities on loan. The Fund may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

(“BFA”), the Fund’s investment adviser, or its affiliates. As of July 31, 2016, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedule of investments. The securities on loan for the Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2016 and the total value of the related collateral are disclosed in the statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2016:

Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
BNP Paribas Prime Brokerage International Ltd.	$3,657,391	$3,657,391	$—
Citigroup Global Markets Inc.	10,270,340	10,270,340	—
Credit Suisse Securities (USA) LLC	22,752,892	22,752,892	—
Deutsche Bank Securities Inc.	1,198,199	1,198,199	—
HSBC Bank PLC	1,153,323	1,153,323	—
Jefferies LLC	2,136,618	2,111,400	(25,218)
JPMorgan Clearing Corp.	15,431,515	15,431,515	—
Merrill Lynch, Pierce, Fenner & Smith	3,791,282	3,791,282	—
State Street Bank & Trust Company	2,416,969	2,416,969	—

	$62,808,529	$62,783,311	$(25,218)

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.47% based on the average daily net assets of the Fund. For the year ended July 31, 2016, BFA has voluntarily waived a portion of its investment advisory fees for the Fund in the amount of $734,355.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2016, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $115,592.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends — affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2016, were $191,139,509 and $188,699,905, respectively.

In-kind purchases and sales (see Note 4) for the year ended July 31, 2016, were $112,651,198 and $51,731,958, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statement of changes in net assets.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statement of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding market positions in the face of market movements. The Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity instruments. The fair value of securities held by the Fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of the Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by a fund, whether directly or indirectly, issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

July 31, 2016, attributable to foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$6,312,771	$(69,215)	$(6,243,556)

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 was as follows:

	2016	2015
Ordinary income	$11,508,317	$3,623,748

As of July 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
$659,376	$(1,539,616)	$22,524,732	$(12,691,259)	$8,953,233

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2016, the Fund had non-expiring capital loss carryforwards in the amount of $1,539,616 available to offset future realized capital gains.

For the year ended July 31, 2016, the Fund utilized $1,160,944 of its capital loss carryforwards.

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Fund as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Exponential Technologies ETF (the “Fund”) at July 31, 2016, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 26, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25

Tax Information (Unaudited)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

The Fund hereby designates the maximum amount of $14,020,418 as qualified dividend income for individuals for the fiscal year ended July 31, 2016.

For corporate shareholders, the percentage of income dividends paid by the Fund during the fiscal year ended July 31, 2016 that qualified for the dividends-received deduction was 58.54%.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	27

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	29

Supplemental Information (Unaudited)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.414479	$—	$—	$0.414479	100%	—%	—%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years (or from the inception date of the Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for the Fund are disclosed in the table for the Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Exponential Technologies ETF

Period Covered: March 19, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	19	5.85%
Between 0.5% and –0.5%	305	93.84
Less than –0.5% and Greater than –1.0%	1	0.31

	325	100.00%

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 342 funds (as of July 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	31

Trustee and Officer Information  (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (45)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	33

Notes:

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Fund is distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Fund. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-701-0716

JULY 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares MSCI EAFE Growth ETF | EFG | NYSE Arca
➢	iShares MSCI EAFE Value ETF | EFV | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

INTERNATIONAL EQUITY MARKET OVERVIEW

International equity markets declined for the 12 months ended July 31, 2016 (the “reporting period”). The MSCI ACWI ex U.S.A Index, a broad global equity index that includes both developed and emerging markets but excludes the U.S., returned -5.54% for the reporting period.

International stocks fell throughout the first half of the reporting period amid lower energy prices and weaker global economic growth, including slowdowns in larger economies such as the U.S., the U.K., and China. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates. The primary exception was the U.S., where the Federal Reserve Bank (the “Fed”) raised its short-term interest rate target in December 2015, ending a seven-year period of near-zero interest rates.

International equity markets recovered somewhat in the latter half of the reporting period. Central bank stimulus activity and a recovery in energy prices helped international equity markets reverse course, as did signs of stabilization in China. Late in the reporting period, market volatility increased following the “Brexit” referendum in the U.K., where an affirmative vote to leave the European Union led to a sharp decline in the British pound (which fell by 18% against the U.S. dollar for the reporting period) and increased expectations of an interest rate cut from the Bank of England.

From a regional perspective, equity markets in the Asia/Pacific region held up the best, though performance was mixed. Australia and New Zealand posted positive returns for the reporting period, benefiting from improving economic growth. However, other equity markets in the region, including Hong Kong and Singapore, fell during the reporting period.

In Japan, the stock market declined by nearly 20% as the Japanese economy continued to stagnate despite extensive economic stimulus measures from the Bank of Japan. However, a strong rally in the Japanese yen, which appreciated by 17% against the U.S. dollar, helped offset the overall market decline, resulting in a modestly negative return in U.S. dollar terms.

European stock markets declined by approximately 10% for the reporting period. Although the European Central Bank increased its quantitative easing measures during the reporting period, economic growth in the Eurozone remained muted. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most for the reporting period, while Belgium and Denmark were the best performers.

In the U.K., the equity market advanced by about 4% in local currency terms for the reporting period as the economic environment appeared to improve in 2016 after slowing over the last half of 2015. However, expectations that Brexit will have a negative impact on the U.K. economy put downward pressure on the British pound relative to other major currencies. As a result, the U.K. stock market’s return in U.S. dollar terms was negative.

Emerging markets stocks declined by approximately 1% for the reporting period. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil. Stock markets in Eastern Europe fell the most, primarily because of sharp declines in Greece, Poland, and the Czech Republic.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE GROWTH ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.78)%	(2.82)%	(2.50)%	(2.78)%	(2.82)%	(2.50)%
5 Years	4.08%	4.08%	4.37%	22.13%	22.12%	23.87%
10 Years	3.11%	3.05%	3.32%	35.90%	35.09%	38.63%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,093.90	$2.08	$1,000.00	$1,022.90	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE GROWTH ETF

The iShares MSCI EAFE Growth ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit growth characteristics, as represented by the MSCI EAFE Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -2.78%, net of fees, while the total return for the Index was -2.50%.

As represented by the Index, growth-oriented developed market equities outside of North America declined during the reporting period in U.S. dollar terms, though they held up better than the broader market and value-oriented stocks of Europe, Australasia, and the Far East.

Switzerland and the United Kingdom were the leading detractors from performance. The Swiss franc declined slightly versus the dollar, while Swiss stocks also had poor performance in local currency terms, largely due to two main sectors — financials and healthcare. The U.K. equity market finished with positive returns in local currency terms, but the sharp decline in the value of the British pound relative to the U.S. dollar meant negative returns for U.S. investors.

Concerns about the pace of economic growth, European banking sector health, and uncertainty associated with Brexit weighed on stocks in much of the Eurozone — Italy, France, Spain, and Germany all posted negative returns in local currency and U.S. dollar terms.

At the other end of the spectrum, Australia contributed the most to the Index’s return, benefiting from positive performance in its local market and currency appreciation relative to the U.S. dollar. Japanese equities, which accounted for more than 20% of the Index on average, were also significant contributors. Growth-oriented Japanese equities outperformed the broader Japanese market during the period, with the stronger yen also helping performance when translated back into U.S. dollars.

From a sector standpoint, financials detracted the most from the Index’s return. Many European financials stocks suffered from volatility in currency and financial markets, as well as concerns about economic growth and the fate of the European Union in the wake of the Brexit vote. Consumer discretionary, healthcare, telecommunication services, and energy stocks also detracted. Consumer staples, information technology, and industrials were key contributors to the Index’s performance.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Consumer Staples	22.78%
Health Care	16.62
Industrials	15.80
Consumer Discretionary	13.38
Financials	10.68
Information Technology	7.80
Materials	6.47
Telecommunication Services	5.01
Utilities	1.04
Energy	0.42

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

Japan	23.48%
United Kingdom	15.82
Switzerland	13.27
Germany	9.39
France	7.79
Australia	7.34
Netherlands	4.80
Hong Kong	3.35
Denmark	3.14
Sweden	2.73

TOTAL	91.11%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE VALUE ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(12.59)%	(12.73)%	(12.51)%	(12.59)%	(12.73)%	(12.51)%
5 Years	1.39%	1.42%	1.60%	7.17%	7.32%	8.24%
10 Years	0.43%	0.33%	0.57%	4.38%	3.39%	5.84%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,069.60	$2.06	$1,000.00	$1,022.90	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE VALUE ETF

The iShares MSCI EAFE Value ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit value characteristics, as represented by the MSCI EAFE Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -12.59%, net of fees, while the total return for the Index was -12.51%.

As represented by the Index, value-oriented developed market equities outside of North America declined during the reporting period in U.S. dollar terms, underperforming the broader market and growth-oriented stocks of Europe, Australasia, and the Far East.

The United Kingdom, which accounted for 23% of the Index on average during the reporting period, was the leading detractor from the Index’s performance. A number of U.K. financial firms faced challenges in the wake of the Brexit vote, given the prospect of slower growth and lower interest rates, as well as financial and currency market volatility. In addition, the slump in the British pound relative to the U.S. dollar weighed further on returns for U.S. investors.

It was a similar story elsewhere in the Eurozone, where concerns about the pace of economic growth, European banking sector health, and uncertainty associated with Brexit weighed on markets in France, Spain, Germany, and Italy. All posted negative returns in local currency and U.S. dollar terms. Value-oriented Japanese stocks also detracted significantly from Index performance.

No country contributed in a meaningful way to the Index’s performance. New Zealand and Finland made small contributions. New Zealand’s stock market experienced positive performance in local currency terms, and the New Zealand dollar gained against the U.S. dollar.

From a sector standpoint, financials detracted the most from the Index’s return. Financials stocks were heavily represented in the value-oriented Index at an average weight of more than 35%. Many European financials stocks suffered from volatility in currency and financial markets, as well as concerns about economic growth and the fate of the European Union in the wake of the Brexit vote. Consumer discretionary, materials, telecommunication services, industrials, and healthcare stocks were other notable detractors. No sector contributed to Index performance during the reporting period.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	35.30%
Industrials	11.80
Consumer Discretionary	10.89
Energy	9.35
Materials	7.70
Health Care	7.54
Utilities	6.74
Telecommunication Services	4.85
Information Technology	3.34
Consumer Staples	2.49

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

Japan	23.70%
United Kingdom	22.76
France	11.67
Germany	8.33
Australia	7.58
Switzerland	4.62
Spain	4.19
Hong Kong	3.16
Italy	2.83
Sweden	2.73

TOTAL	91.57%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2016 and held through July 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.19%

AUSTRALIA — 7.31%
Alumina Ltd.	906,714	$913,121
Amcor Ltd./Australia	431,346	4,924,224
AMP Ltd.	1,102,377	4,867,976
APA Group	421,978	3,114,233
Aristocrat Leisure Ltd.	201,840	2,445,331
ASX Ltd.	48,024	1,814,082
Aurizon Holdings Ltd.	779,781	3,081,897
Boral Ltd.	278,313	1,453,223
Brambles Ltd.	592,905	6,061,073
Caltex Australia Ltd.	109,968	2,771,552
Challenger Ltd./Australia	219,762	1,586,786
CIMIC Group Ltd.	37,410	831,395
Coca-Cola Amatil Ltd.	73,602	515,778
Cochlear Ltd.	21,663	2,185,394
Commonwealth Bank of Australia	642,321	37,761,964
Computershare Ltd.	174,261	1,176,130
Crown Resorts Ltd.	134,067	1,334,859
CSL Ltd.	174,174	15,620,951
Domino’s Pizza Enterprises Ltd.	22,881	1,307,781
DUET Group	573,504	1,172,549
Flight Centre Travel Group Ltd.	20,532	502,336
Fortescue Metals Group Ltd.	584,640	1,968,495
Goodman Group	677,034	3,879,931
GPT Group (The)	319,986	1,364,382
Harvey Norman Holdings Ltd.	68,121	250,593
Healthscope Ltd.	671,814	1,511,412
James Hardie Industries PLC	165,735	2,746,078
LendLease Group	100,050	1,019,737
Macquarie Group Ltd.	39,846	2,252,897
Medibank Pvt Ltd.	1,051,047	2,452,464
Newcrest Mining Ltd.[a]	290,493	5,519,730
Oil Search Ltd.	510,595	2,751,471
Platinum Asset Management Ltd.	85,521	393,901
Qantas Airways Ltd.	193,936	465,787
Ramsay Health Care Ltd.	52,548	3,146,802
REA Group Ltd.	20,706	1,027,193
Santos Ltd.	404,401	1,349,332
Seek Ltd.	127,194	1,614,452
Sonic Healthcare Ltd.	149,292	2,607,526
Sydney Airport	405,942	2,332,534
Tabcorp Holdings Ltd.	149,901	557,129
Telstra Corp. Ltd.	1,599,582	7,014,948
TPG Telecom Ltd.	128,887	1,256,834

Security	Shares	Value
Transurban Group	762,803	$7,281,891
Treasury Wine Estates Ltd.	276,892	2,030,859
Vocus Communications Ltd.	181,435	1,231,444
Wesfarmers Ltd.	420,732	13,728,041
Westfield Corp.	739,761	6,004,887

		173,203,385
AUSTRIA — 0.06%
Andritz AG	29,145	1,486,168

		1,486,168
BELGIUM — 1.94%
Anheuser-Busch InBev SA/NV	302,586	39,013,710
Colruyt SA	25,143	1,402,716
Telenet Group Holding NVa	20,445	969,947
UCB SA	48,459	3,791,625
Umicore SA	13,485	780,219

		45,958,217
DENMARK — 3.13%
Carlsberg A/S Class B	19,655	1,951,774
Chr Hansen Holding A/S	38,454	2,420,050
Coloplast A/S Class B	46,545	3,652,811
DSV A/S	72,636	3,234,600
Genmab A/Sa	20,894	3,788,372
ISS A/S	63,249	2,440,023
Novo Nordisk A/S Class B	697,827	39,772,714
Novozymes A/S Class B	89,871	4,411,502
Pandora A/S	43,848	5,708,886
Vestas Wind Systems A/S	84,244	5,881,862
William Demant Holding A/Sa	47,067	960,948

		74,223,542
FINLAND — 0.35%
Elisa OYJ	35,757	1,297,122
Kone OYJ Class B	126,933	6,428,594
Orion OYJ Class B	15,051	616,512

		8,342,228
FRANCE — 7.76%
Accor SA	66,294	2,774,439
Aeroports de Paris	11,397	1,212,276
Air Liquide SA	129,282	13,790,500
Airbus Group SE	222,111	13,072,015
Alstom SAa	57,249	1,409,372
Atos SE	33,669	3,300,809
Bollore SA	317,376	1,149,185
Bureau Veritas SA	100,572	2,185,189
Capgemini SA	61,335	5,895,130

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2016

Security	Shares	Value
Christian Dior SE	10,440	$1,888,356
Danone SA	221,589	17,067,914
Dassault Systemes	49,068	4,053,270
Edenred	37,671	854,518
Eiffage SA	21,663	1,664,961
Essilor International SA	77,169	9,885,009
Eurazeo SA	15,351	981,395
Groupe Eurotunnel SE Registered	174,870	1,817,428
Hermes International	9,946	4,279,792
Iliad SA	9,918	1,928,137
Ingenico Group SA	21,054	2,307,984
JCDecaux SA	29,928	1,024,592
Kering	28,536	5,421,576
L’Oreal SA	95,265	18,136,756
Legrand SA	100,398	5,540,530
LVMH Moet Hennessy Louis Vuitton SE	104,487	17,923,661
Pernod Ricard SA	79,692	9,107,616
Peugeot SAa	89,262	1,348,531
Publicis Groupe SA	71,253	5,306,602
Remy Cointreau SA	8,178	715,326
Renault SA	36,279	3,174,525
Safran SA	117,546	7,991,909
SFR Group SA	41,162	972,602
Societe BIC SA	11,223	1,659,127
Sodexo SA	35,235	4,127,313
Thales SA	40,368	3,678,584
Valeo SA	89,001	4,568,217
Zodiac Aerospace	76,560	1,725,107

		183,940,253
GERMANY — 8.93%
adidas AG	71,427	11,721,404
Axel Springer SE	10,440	572,169
Bayer AG Registered	311,286	33,493,771
Beiersdorf AG	37,758	3,546,302
Brenntag AG	57,855	2,873,166
Commerzbank AG	256,737	1,692,720
Continental AG	41,673	8,737,660
Covestro AGb	26,448	1,235,664
Deutsche Boerse AG	72,297	6,072,355
Deutsche Lufthansa AG Registered	87,609	1,041,408
Deutsche Post AG Registered	362,877	10,830,465
Deutsche Telekom AG Registered	1,210,953	20,616,916
Deutsche Wohnen AG Bearer	127,107	4,758,052

Security	Shares	Value
Fresenius Medical Care AG & Co. KGaA	81,867	$7,484,949
Fresenius SE & Co. KGaA	153,381	11,455,713
GEA Group AG	68,469	3,654,854
HeidelbergCement AG	53,331	4,516,938
Henkel AG & Co. KGaA	38,715	4,203,757
HOCHTIEF AG	8,016	1,051,017
HUGO BOSS AG	24,969	1,481,241
Infineon Technologies AG	429,780	7,112,905
Lanxess AG	34,887	1,648,274
MAN SE	8,961	939,736
Merck KGaA	48,459	5,351,735
METRO AG	66,990	2,155,956
Osram Licht AG	34,017	1,768,458
ProSiebenSat.1 Media SE Registered	81,780	3,739,412
QIAGEN NVa	85,260	2,238,154
SAP SE	369,837	32,428,056
Symrise AG	46,197	3,256,635
ThyssenKrupp AG	136,590	3,131,208
United Internet AG Registered[c]	47,502	2,100,331
Vonovia SE	88,406	3,504,589
Zalando SEa,b	32,190	1,221,181

		211,637,151
HONG KONG — 3.34%
AIA Group Ltd.	4,541,400	28,120,577
ASM Pacific Technology Ltd.	87,000	646,338
Cheung Kong Infrastructure Holdings Ltd.	261,000	2,307,309
Cheung Kong Property Holdings Ltd.	1,000,500	7,142,791
CLP Holdings Ltd.	609,000	6,341,175
Galaxy Entertainment Group Ltd.	870,000	2,892,544
Henderson Land Development Co. Ltd.	435,329	2,591,795
HKT Trust & HKT Ltd.	957,000	1,511,971
Hong Kong & China Gas Co. Ltd.	2,872,038	5,329,589
Hong Kong Exchanges and Clearing Ltd.	278,400	6,870,354
Link REIT	826,500	6,166,838
Melco Crown Entertainment Ltd. ADR[d]	71,340	995,906
MGM China Holdings Ltd.	139,200	201,626
MTR Corp. Ltd.	261,000	1,476,543
PCCW Ltd.	1,566,000	1,140,201

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2016

Security	Shares	Value
Shangri-La Asia Ltd.	522,666	$561,061
Techtronic Industries Co. Ltd.	522,000	2,209,769
WH Group Ltd.[b]	2,218,500	1,746,794
Wynn Macau Ltd.	556,800	904,088

		79,157,269
IRELAND — 0.86%
Bank of Ireland[a]	6,458,271	1,336,063
CRH PLC	309,633	9,513,144
Kerry Group PLC Class A	60,726	5,198,272
Paddy Power Betfair PLC	30,127	3,537,401
Ryanair Holdings PLC ADR	9,635	681,869

		20,266,749
ISRAEL — 0.81%
Azrieli Group Ltd.	16,182	719,219
Check Point Software Technologies Ltd.[a,d]	48,720	3,745,594
Mobileye NVa	66,555	3,188,650
Nice Ltd.	23,055	1,581,803
Taro Pharmaceutical Industries Ltd.[a,d]	5,829	815,827
Teva Pharmaceutical Industries Ltd.	171,916	9,260,207

		19,311,300
ITALY — 1.12%
CNH Industrial NV	384,018	2,739,753
EXOR SpA	28,884	1,124,993
Ferrari NV	46,245	2,091,294
Fiat Chrysler Automobiles NVd	338,039	2,177,351
Intesa Sanpaolo SpA	3,135,132	6,906,550
Leonardo-Finmeccanica SpA[a]	116,955	1,335,315
Luxottica Group SpA	64,728	3,142,108
Poste Italiane SpA[b]	101,007	703,121
Prysmian SpA	78,474	1,835,805
Telecom Italia SpA/Milano[a]	2,486,660	2,123,071
UniCredit SpA	685,734	1,680,875
Unione di Banche Italiane SpA	235,161	721,586

		26,581,822
JAPAN — 23.39%
ABC-Mart Inc.	8,700	560,277
Acom Co. Ltd.[a]	156,600	748,734
Aeon Co. Ltd.	234,900	3,396,807
AEON Financial Service Co. Ltd.	34,800	809,516
Aeon Mall Co. Ltd.	26,110	354,129
Air Water Inc.	54,000	928,409
Ajinomoto Co. Inc.	139,200	3,583,736

Security	Shares	Value
Alfresa Holdings Corp.	43,500	$962,658
Alps Electric Co. Ltd.	69,600	1,589,150
Amada Holdings Co. Ltd.	69,600	765,372
ANA Holdings Inc.	435,000	1,249,163
Asahi Group Holdings Ltd.	147,900	5,045,210
ASICS Corp.	60,900	1,130,826
Astellas Pharma Inc.	791,700	13,298,644
Bandai Namco Holdings Inc.	78,300	2,091,107
Benesse Holdings Inc.	17,400	421,736
Calbee Inc.	26,100	1,148,568
Casio Computer Co. Ltd.[d]	78,300	1,128,449
Central Japan Railway Co.	53,900	10,108,387
Chugai Pharmaceutical Co. Ltd.	87,000	3,281,017
CYBERDYNE Inc.[a,d]	34,800	676,747
Daicel Corp.	110,000	1,249,354
Daikin Industries Ltd.	87,000	7,650,329
Daito Trust Construction Co. Ltd.	26,100	4,377,802
Denso Corp.	182,700	7,212,804
Dentsu Inc.	78,300	3,781,870
Don Quijote Holdings Co. Ltd.	43,500	1,721,154
East Japan Railway Co.	124,800	11,550,256
FamilyMart Co. Ltd.	8,700	514,436
Fast Retailing Co. Ltd.	19,600	6,393,404
Fuji Heavy Industries Ltd.	147,900	5,794,199
GungHo Online Entertainment Inc.[d]	147,900	336,251
Hakuhodo DY Holdings Inc.	87,000	1,027,175
Hamamatsu Photonics KK	52,200	1,553,496
Hankyu Hanshin Holdings Inc.	52,200	1,950,783
Hikari Tsushin Inc.	8,700	725,814
Hino Motors Ltd.	34,800	369,783
Hirose Electric Co. Ltd.	8,745	1,094,778
Hisamitsu Pharmaceutical Co. Inc.	17,400	988,125
Hitachi Chemical Co. Ltd.	26,100	551,109
Hitachi High-Technologies Corp.	8,700	299,663
Hitachi Metals Ltd.	87,000	978,787
Hoshizaki Corp.	17,400	1,587,452
Hoya Corp.	156,600	5,615,505
Hulic Co. Ltd.	113,100	1,185,241
IHI Corp.	522,000	1,482,188
Iida Group Holdings Co. Ltd.	52,200	1,046,190
Japan Airport Terminal Co. Ltd.[d]	17,400	777,597
Japan Exchange Group Inc.	200,100	2,870,147
Japan Tobacco Inc.	417,600	16,400,839
JGC Corp.	43,500	643,045
Kajima Corp.	348,000	2,587,462

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2016

Security	Shares	Value
Kakaku.com Inc.	52,200	$1,091,012
Kansai Paint Co. Ltd.	87,000	1,839,576
Kao Corp.	191,400	10,370,729
Kawasaki Heavy Industries Ltd.	174,000	521,227
KDDI Corp.	704,700	21,625,423
Keihan Holdings Co. Ltd.	174,000	1,254,681
Keikyu Corp.	174,000	1,772,513
Keio Corp.	216,059	2,021,765
Keisei Electric Railway Co. Ltd.	87,000	1,147,719
Keyence Corp.	17,487	12,442,329
Kikkoman Corp.	53,000	1,890,179
Kintetsu Group Holdings Co. Ltd.	696,000	3,022,101
Kirin Holdings Co. Ltd.	313,200	5,400,053
Kobe Steel Ltd.	435,000	382,007
Koito Manufacturing Co. Ltd.	43,500	2,173,196
Konami Holdings Corp.	34,800	1,354,852
Kose Corp.	8,700	813,251
Kubota Corp.	391,500	5,796,958
Kuraray Co. Ltd.	87,000	1,110,367
Kurita Water Industries Ltd.	17,400	388,289
Kyowa Hakko Kirin Co. Ltd.	49,500	870,844
Lawson Inc.	12,300	949,339
LIXIL Group Corp.	95,700	1,797,556
M3 Inc.	69,600	2,247,900
Mabuchi Motor Co. Ltd.	17,400	801,366
Makita Corp.	43,500	3,077,280
Marui Group Co. Ltd.	78,300	1,138,381
McDonald’s Holdings Co. Japan Ltd.[d]	17,400	532,263
Medipal Holdings Corp.	26,100	430,904
MEIJI Holdings Co. Ltd.	43,700	4,588,106
Minebea Co. Ltd.	134,700	1,086,958
Miraca Holdings Inc.	17,400	850,603
Mitsubishi Chemical Holdings Corp.	261,000	1,432,272
Mitsubishi Estate Co. Ltd.	460,000	8,658,243
Mitsubishi Heavy Industries Ltd.	435,000	1,880,748
Mitsubishi Logistics Corp.	21,000	295,068
Mitsubishi Tanabe Pharma Corp.	34,800	653,317
Mitsui Chemicals Inc.	174,000	747,036
Mitsui Fudosan Co. Ltd.	261,500	5,750,015
Mixi Inc.	8,700	313,246
MS&AD Insurance Group Holdings Inc.	69,600	2,041,446
Murata Manufacturing Co. Ltd.	72,800	9,110,211
Nabtesco Corp.	43,500	1,175,309
Nagoya Railroad Co. Ltd.	261,000	1,472,001

Security	Shares	Value
NEC Corp.	328,000	$908,933
Nexon Co. Ltd.	69,600	1,045,851
NGK Insulators Ltd.	87,000	2,112,924
NGK Spark Plug Co. Ltd.	69,600	1,158,585
NH Foods Ltd.	34,000	830,385
Nidec Corp.	87,000	8,009,416
Nikon Corp.	130,500	1,860,375
Nintendo Co. Ltd.	42,400	8,897,029
Nippon Building Fund Inc.	174	1,069,620
Nippon Paint Holdings Co. Ltd.	60,900	1,690,594
Nisshin Seifun Group Inc.	60,900	1,008,414
Nissin Foods Holdings Co. Ltd.	8,700	495,760
Nitori Holdings Co. Ltd.	26,100	3,244,514
Nitto Denko Corp.	61,700	4,160,694
Nomura Research Institute Ltd.	46,400	1,648,007
NTT Data Corp.	43,500	2,168,952
NTT Urban Development Corp.	17,400	187,268
Obayashi Corp.	243,600	2,683,558
Obic Co. Ltd.	26,100	1,535,669
Odakyu Electric Railway Co. Ltd.	261,000	3,106,991
Oji Holdings Corp.	174,000	730,058
Olympus Corp.	113,100	3,950,803
Omron Corp.	34,800	1,168,093
Ono Pharmaceutical Co. Ltd.	156,600	5,658,289
Oracle Corp. Japan	17,400	1,062,829
Oriental Land Co. Ltd./Japan	81,900	5,202,410
Otsuka Corp.	17,400	898,141
Otsuka Holdings Co. Ltd.	95,700	4,569,994
Panasonic Corp.	530,700	5,235,280
Park24 Co. Ltd.	34,800	1,185,071
Pola Orbis Holdings Inc.	8,700	862,487
Rakuten Inc.	348,000	3,991,550
Recruit Holdings Co. Ltd.	104,400	3,998,341
Rinnai Corp.	8,700	859,940
Ryohin Keikaku Co. Ltd.	8,700	1,946,538
Santen Pharmaceutical Co. Ltd.	139,200	2,332,111
SBI Holdings Inc./Japan	34,800	383,365
Secom Co. Ltd.	78,300	5,927,987
Seibu Holdings Inc.	60,900	1,079,128
Seven & I Holdings Co. Ltd.	287,100	12,054,362
Seven Bank Ltd.	234,900	811,383
Shimadzu Corp.	87,000	1,280,997
Shimamura Co. Ltd.	8,700	1,276,753
Shimano Inc.	28,400	4,503,098
Shimizu Corp.	261,000	2,674,050
Shin-Etsu Chemical Co. Ltd.	95,700	6,596,329

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2016

Security	Shares	Value
Shionogi & Co. Ltd.	113,100	$5,904,132
Shiseido Co. Ltd.	139,200	3,940,276
SMC Corp./Japan	20,000	5,305,167
SoftBank Group Corp.	365,400	20,333,475
Sohgo Security Services Co. Ltd.	26,100	1,298,824
Sompo Japan Nipponkoa Holdings Inc.	69,600	2,284,572
Sony Corp.	469,800	15,044,968
Stanley Electric Co. Ltd.	52,200	1,283,035
Start Today Co. Ltd.	26,100	1,247,890
Sumitomo Chemical Co. Ltd.	435,000	1,952,481
Sumitomo Dainippon Pharma Co. Ltd.	60,900	1,144,493
Sumitomo Realty & Development Co. Ltd.	132,000	3,458,906
Sundrug Co. Ltd.	17,400	1,516,144
Suntory Beverage & Food Ltd.	34,800	1,519,539
Suruga Bank Ltd.	60,900	1,405,956
Suzuken Co. Ltd./Aichi Japan	8,700	280,139
Suzuki Motor Corp.	139,200	4,330,093
Sysmex Corp.	60,900	4,266,595
Taiheiyo Cement Corp.	435,000	1,260,623
Taisei Corp.	435,000	3,926,184
Taiyo Nippon Sanso Corp.	52,200	507,815
Takeda Pharmaceutical Co. Ltd.	130,500	5,842,162
TDK Corp.	43,500	2,712,251
Terumo Corp.	130,500	5,647,339
Tobu Railway Co. Ltd.	261,000	1,413,426
Toho Co. Ltd./Tokyo	43,500	1,275,479
Toho Gas Co. Ltd.	174,000	1,539,913
Tohoku Electric Power Co. Inc.	174,000	2,244,504
Tokio Marine Holdings Inc.	130,500	5,144,363
Tokyo Electric Power Co. Holdings Inc.[a]	365,400	1,440,422
Tokyo Tatemono Co. Ltd.	78,600	988,588
Tokyu Corp.	435,000	3,595,111
Tokyu Fudosan Holdings Corp.	104,400	627,510
Toray Industries Inc.	522,000	4,791,388
Toshiba Corp.[a]	1,479,000	3,884,928
TOTO Ltd.	52,200	2,258,935
Toyo Seikan Group Holdings Ltd.	60,900	1,196,786
Toyo Suisan Kaisha Ltd.	17,400	777,597
Toyota Tsusho Corp.	43,500	970,298
Trend Micro Inc./Japan	43,500	1,587,452
Tsuruha Holdings Inc.	17,400	1,986,437
Unicharm Corp.	147,900	3,065,225

Security	Shares	Value
USS Co. Ltd.	87,000	$1,488,130
Yahoo Japan Corp.	539,400	2,394,760
Yakult Honsha Co. Ltd.	34,800	1,677,436
Yamada Denki Co. Ltd.	80,900	427,846
Yamaha Corp.	60,900	1,701,884
Yamaha Motor Co. Ltd.	26,100	447,712
Yamato Holdings Co. Ltd.	139,200	3,434,329
Yamazaki Baking Co. Ltd.	43,500	1,199,927
Yaskawa Electric Corp.	104,400	1,446,534
Yokogawa Electric Corp.	78,300	1,024,543

		554,421,767
NETHERLANDS — 4.78%
AerCap Holdings NVa	64,380	2,350,514
Akzo Nobel NV	92,829	6,016,600
Altice NV Class Aa	79,606	1,181,733
Altice NV Class Ba	30,363	449,034
ASML Holding NV	138,939	15,372,170
Gemalto NV	29,493	1,944,864
Heineken Holding NV	37,584	3,150,443
Heineken NV	86,304	8,149,262
Koninklijke Ahold Delhaize NV	476,942	11,392,162
Koninklijke KPN NV	458,838	1,510,041
Koninklijke Philips NV	353,568	9,437,663
Koninklijke Vopak NV	30,450	1,565,993
NN Group NV	41,847	1,128,940
NXP Semiconductors NVa	110,577	9,298,420
OCI NVa	32,625	498,357
RELX NV	373,752	6,760,315
Unilever NV CVA	613,263	28,415,364
Wolters Kluwer NV	114,057	4,798,854

		113,420,729
NEW ZEALAND — 0.20%
Auckland International Airport Ltd.	354,525	1,886,944
Ryman Healthcare Ltd.	138,069	948,953
Spark New Zealand Ltd.	685,995	1,951,747

		4,787,644
NORWAY — 0.31%
Marine Harvest ASA	146,160	2,491,847
Schibsted ASA	30,537	961,838
Schibsted ASA Class B	31,233	921,464
Telenor ASA	183,657	3,072,252

		7,447,401
PORTUGAL — 0.10%
Jeronimo Martins SGPS SA	141,897	2,376,179

		2,376,179

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2016

Security	Shares	Value
SINGAPORE — 1.30%
Ascendas REIT	836,827	$1,526,488
CapitaLand Ltd.	974,400	2,299,790
CapitaLand Mall Trust	913,500	1,455,506
City Developments Ltd.	165,300	1,047,355
ComfortDelGro Corp. Ltd.	826,500	1,735,336
Genting Singapore PLC	2,383,800	1,393,257
Global Logistic Properties Ltd.[d]	1,009,200	1,438,923
Jardine Cycle & Carriage Ltd.[d]	43,500	1,270,572
Singapore Airlines Ltd.	191,400	1,564,717
Singapore Exchange Ltd.	290,900	1,630,911
Singapore Press Holdings Ltd.[d]	178,700	502,931
Singapore Technologies Engineering Ltd.	600,300	1,470,469
Singapore Telecommunications Ltd.	2,992,800	9,314,202
StarHub Ltd.	261,000	761,760
United Overseas Bank Ltd.	243,600	3,300,961

		30,713,178
SPAIN — 1.80%
Abertis Infraestructuras SA	240,896	3,790,206
Aena SAb	25,491	3,677,187
Amadeus IT Holding SA Class A	166,083	7,799,412
Banco de Sabadell SA	1,289,223	1,763,168
Banco Popular Espanol SA	833,390	1,166,787
Bankinter SA	255,693	1,784,196
CaixaBank SA	364,611	916,161
Distribuidora Internacional de Alimentacion SA	239,424	1,494,235
Ferrovial SA	68,959	1,427,755
Grifols SA	112,404	2,464,895
Industria de Diseno Textil SA	415,860	14,388,203
International Consolidated Airlines Group SA	310,677	1,676,971
Zardoya Otis SA	36,770	361,017

		42,710,193
SWEDEN — 2.72%
Assa Abloy AB	375,666	8,267,522
Atlas Copco AB Class A	252,996	7,124,351
Atlas Copco AB Class B	144,768	3,713,610
Boliden AB	104,226	2,298,654
Electrolux AB Class B	90,393	2,455,422
Getinge AB Class B	71,949	1,462,858
Hennes & Mauritz AB Class B	359,136	10,879,211
Hexagon AB Class B	96,570	3,819,389
Husqvarna AB Class B	154,251	1,327,693

Security	Shares	Value
Investor AB Class B	169,128	$5,842,798
Kinnevik AB Class B	87,261	2,231,274
Lundin Petroleum ABa	50,721	841,645
Millicom International Cellular SA SDR	25,230	1,351,174
Sandvik AB	140,592	1,510,803
Securitas AB Class B	115,797	1,910,636
Svenska Cellulosa AB SCA Class B	227,070	6,772,132
Swedish Match AB	72,123	2,637,822

		64,446,994
SWITZERLAND — 13.22%
ABB Ltd. Registered	369,141	7,868,286
Actelion Ltd. Registered	38,889	6,917,087
Barry Callebaut AG Registered	870	1,141,456
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	348	2,052,460
Chocoladefabriken Lindt & Sprungli AG Registered	37	2,621,527
Cie. Financiere Richemont SA Class A Registered	196,794	12,003,731
Credit Suisse Group AG Registered	353,133	4,074,120
Dufry AG Registered[a]	17,466	2,016,872
EMS-Chemie Holding AG Registered	3,045	1,671,450
Galenica AG Registered	1,566	2,025,454
Geberit AG Registered	14,181	5,487,810
Givaudan SA Registered	3,480	7,172,808
Kuehne + Nagel International AG Registered	19,923	2,803,588
LafargeHolcim Ltd. Registered	169,609	8,093,918
Lonza Group AG Registered	19,836	3,749,844
Nestle SA Registered	1,198,338	96,343,176
Novartis AG Registered	556,365	46,227,026
Partners Group Holding AG	6,438	2,954,372
Roche Holding AG	264,132	67,642,061
Schindler Holding AG Participation Certificates	16,791	3,229,807
Schindler Holding AG Registered	7,569	1,466,105
SGS SA Registered	2,088	4,634,239
Sika AG Bearer	783	3,683,085
Sonova Holding AG Registered	19,662	2,701,758
Swatch Group AG (The) Registered	19,140	980,320
Syngenta AG Registered	35,061	13,825,596

		313,387,956

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2016

Security	Shares	Value
UNITED KINGDOM — 15.76%
Aggreko PLC	63,441	$1,083,206
Antofagasta PLC	109,272	726,128
ARM Holdings PLC	528,438	11,730,874
Ashtead Group PLC	189,573	3,010,286
Associated British Foods PLC	133,284	4,762,026
Auto Trader Group PLC[b]	377,539	1,858,166
Babcock International Group PLC	91,918	1,183,784
Barratt Developments PLC	245,079	1,423,588
Berkeley Group Holdings PLC	31,494	1,121,886
British American Tobacco PLC	701,916	44,961,161
BT Group PLC	3,179,067	17,446,877
Bunzl PLC	125,541	3,942,002
Burberry Group PLC	166,344	2,915,286
Capita PLC	248,559	3,168,114
Carnival PLC	71,862	3,474,876
Coca-Cola European Partners PLC[a]	80,444	3,035,584
Coca-Cola HBC AG	68,592	1,421,597
Compass Group PLC	616,830	11,760,343
Croda International PLC	48,468	2,139,670
DCC PLC	33,519	3,001,740
Diageo PLC	944,385	27,095,921
easyJet PLC	38,454	531,487
Experian PLC	360,441	7,068,296
Fresnillo PLC	85,434	2,190,348
GKN PLC	634,404	2,437,612
Hargreaves Lansdown PLC	98,658	1,701,537
Hikma Pharmaceuticals PLC	54,201	1,895,497
Inmarsat PLC	168,258	1,746,958
InterContinental Hotels Group PLC	69,813	2,801,114
Intertek Group PLC	60,639	2,918,503
Investec PLC	80,388	479,757
ITV PLC	1,364,073	3,549,717
Johnson Matthey PLC	47,947	2,085,477
Legal & General Group PLC	778,215	2,125,367
London Stock Exchange Group PLC	117,450	4,327,291
Mediclinic International PLC	140,021	1,996,630
Merlin Entertainments PLC[b]	262,309	1,648,003
Mondi PLC	138,069	2,804,708
Next PLC	53,940	3,598,712
Persimmon PLC	40,716	911,969
Petrofac Ltd.	72,558	718,180
Provident Financial PLC	54,636	1,965,115
Prudential PLC	964,917	17,102,960

Security	Shares	Value
Randgold Resources Ltd.	34,351	$4,047,695
Reckitt Benckiser Group PLC	239,076	23,241,587
RELX PLC	419,949	8,001,078
Rolls-Royce Holdings PLC	242,730	2,549,177
SABMiller PLC	365,052	21,393,760
Sage Group PLC (The)	412,641	3,903,528
Severn Trent PLC	31,233	1,015,553
Shire PLC	338,169	21,870,161
Sky PLC	390,108	4,767,698
Smith & Nephew PLC	334,515	5,520,607
St. James’s Place PLC	194,184	2,387,396
Taylor Wimpey PLC	1,224,351	2,514,759
Tesco PLC[a]	3,052,221	6,321,798
Travis Perkins PLC	92,394	1,913,676
TUI AG	121,626	1,589,799
Unilever PLC	482,154	22,619,913
Whitbread PLC	68,208	3,494,702
Wolseley PLC	97,092	5,425,783
Worldpay Group PLC[a,b]	522,348	2,034,792
WPP PLC	488,157	11,005,183

		373,486,998

TOTAL COMMON STOCKS (Cost: $2,027,029,006)		2,351,307,123

PREFERRED STOCKS — 0.42%

GERMANY — 0.42%
Fuchs Petrolub SE	25,578	1,079,606
Henkel AG & Co. KGaA	67,686	8,431,855
Schaeffler AG	37,932	553,548

		10,065,009

TOTAL PREFERRED STOCKS (Cost: $7,473,761)		10,065,009

RIGHTS — 0.00%

SPAIN — 0.00%
Zardoya Otis SAa	35,926	14,463

		14,463

TOTAL RIGHTS (Cost: $16,941)		14,463

SHORT-TERM INVESTMENTS — 0.51%

MONEY MARKET FUNDS — 0.51%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[e,f,g]	10,069,360	10,069,360

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2016

Security	Shares	Value
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[e,f,g]	556,377	$556,377
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[e,f]	1,345,885	1,345,885

		11,971,622

TOTAL SHORT-TERM INVESTMENTS (Cost: $11,971,622)		11,971,622

TOTAL INVESTMENTS IN SECURITIES — 100.12% (Cost: $2,046,491,330)[h]		2,373,358,217
Other Assets, Less Liabilities — (0.12)%		(2,757,018)

NET ASSETS — 100.00%		$2,370,601,199

ADR  —  American Depositary Receipts

SDR  —  Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	All or a portion of this security represents a security on loan. See Note 1.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $2,062,429,413. Net unrealized appreciation was $310,928,804, of which $390,586,402 represented gross unrealized appreciation on securities and $79,657,598 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,350,456,520	$850,603	$—	$2,351,307,123
Preferred stocks	10,065,009	—	—	10,065,009
Rights	14,463	—	—	14,463
Money market funds	11,971,622	—	—	11,971,622

Total	$2,372,507,614	$850,603	$—	$2,373,358,217

See notes to financial statements.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EAFE VALUE ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.88%

AUSTRALIA — 7.55%
AGL Energy Ltd.	339,399	$5,308,820
ASX Ltd.	28,836	1,089,265
AusNet Services	917,959	1,234,920
Australia & New Zealand Banking Group Ltd.	1,405,350	27,600,639
Bank of Queensland Ltd.	177,416	1,423,963
Bendigo & Adelaide Bank Ltd.	215,377	1,661,527
BHP Billiton Ltd.	1,550,178	22,998,712
Coca-Cola Amatil Ltd.	174,798	1,224,925
Dexus Property Group	464,083	3,446,136
DUET Group	430,272	879,706
GPT Group (The)	433,952	1,850,319
Harvey Norman Holdings Ltd.	186,004	684,242
Incitec Pivot Ltd.	810,162	1,767,241
Insurance Australia Group Ltd.	1,164,976	5,348,057
LendLease Group	135,658	1,382,663
Macquarie Group Ltd.	96,714	5,468,221
Mirvac Group	1,794,413	3,000,456
National Australia Bank Ltd.	1,270,728	25,632,777
Orica Ltd.	179,676	1,932,363
Origin Energy Ltd.	830,256	3,470,698
QBE Insurance Group Ltd.	659,664	5,500,112
Rio Tinto Ltd.	206,887	7,793,035
Santos Ltd.	270,986	904,177
Scentre Group	2,546,035	10,256,103
South32 Ltd.[a]	2,542,428	3,545,903
Stockland	1,150,251	4,406,211
Suncorp Group Ltd.	622,404	6,353,171
Tabcorp Holdings Ltd.	185,814	690,605
Tatts Group Ltd.	682,182	2,141,374
Vicinity Centres	1,610,397	4,234,978
Westpac Banking Corp.	1,609,877	38,041,318
Woodside Petroleum Ltd.	359,316	7,245,293
Woolworths Ltd.	613,980	10,924,404

		219,442,334
AUSTRIA — 0.28%
Erste Group Bank AG	136,404	3,615,815
IMMOFINANZ AG Escrow[a]	269,008	3
OMV AG	72,545	1,927,900
Raiffeisen Bank International AGa	59,206	781,244
Voestalpine AG	54,842	1,933,030

		8,257,992

Security	Shares	Value
BELGIUM — 0.70%
Ageas	96,019	$3,231,399
Groupe Bruxelles Lambert SA	39,204	3,307,720
KBC Group NVa	119,556	6,214,745
Proximus SADP	75,106	2,344,506
Solvay SA	35,640	3,698,892
Umicore SA	29,786	1,723,367

		20,520,629
DENMARK — 0.76%
AP Moeller – Maersk A/S Class A	1,782	2,329,490
AP Moeller – Maersk A/S Class B	3,078	4,178,689
Carlsberg A/S Class B	31,855	3,163,254
Danske Bank A/S	338,418	9,198,893
TDC A/S	417,228	2,196,713
Tryg A/S	53,862	1,004,935

		22,071,974
FINLAND — 1.64%
Elisa OYJ	23,303	845,341
Fortum OYJ	219,633	3,647,230
Metso OYJ	52,574	1,458,602
Neste OYJ	62,903	2,382,460
Nokia OYJ	2,781,054	15,984,964
Nokian Renkaat OYJ	54,108	2,010,624
Orion OYJ Class B	32,238	1,320,517
Sampo OYJ Class A	219,606	9,103,448
Stora Enso OYJ Class R	263,473	2,392,386
UPM-Kymmene OYJ	258,511	5,327,746
Wartsila OYJ Abp	71,423	3,100,507

		47,573,825
FRANCE — 11.63%
ArcelorMittal[a]	887,274	5,704,127
Arkema SA	31,428	2,683,976
AXA SA	940,091	19,164,420
BNP Paribas SA	512,298	25,409,982
Bouygues SA	101,100	2,991,439
Carrefour SA	265,842	6,660,512
Casino Guichard Perrachon SAb	26,529	1,437,321
Christian Dior SE	13,608	2,461,374
Cie. de Saint-Gobain	228,744	9,694,558
Cie. Generale des Etablissements Michelin Class B	88,220	9,020,744
CNP Assurances	81,324	1,242,703
Credit Agricole SA	502,376	4,449,315

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2016

Security	Shares	Value
Edenred	49,572	$1,124,477
Electricite de France SA	121,471	1,589,949
Engie SA	713,998	11,756,862
Eutelsat Communications SA	86,070	1,711,286
Fonciere des Regions	15,732	1,480,218
Gecina SA	19,764	2,990,279
ICADE	18,349	1,414,565
Imerys SA	17,857	1,266,808
Klepierre	106,110	5,081,510
Lagardere SCA	60,655	1,549,519
Natixis SA	445,176	1,834,460
Orange SA	961,690	14,722,368
Peugeot SAa	121,662	1,838,016
Renault SA	46,980	4,110,896
Rexel SA	143,805	2,137,969
Sanofi	568,084	48,375,066
Schneider Electric SE	269,935	17,664,552
SCOR SE	77,377	2,261,380
SES SA	177,980	3,899,919
Societe Generale SA	367,578	12,559,458
STMicroelectronics NV	308,640	2,252,708
Suez	169,052	2,743,952
Technip SA	50,992	2,846,815
Total SA	1,066,770	51,009,093
Unibail-Rodamco SE	47,363	13,037,015
Veolia Environnement SA	227,349	5,049,070
Vinci SA	242,676	18,423,483
Vivendi SA	557,118	10,955,411
Wendel SA	13,446	1,435,487

		338,043,062
GERMANY — 7.66%
Allianz SE Registered	221,673	31,803,767
Axel Springer SE	8,014	439,211
BASF SE	443,232	34,823,977
Bayerische Motoren Werke AG	161,586	13,922,444
Commerzbank AG	175,896	1,159,718
Daimler AG Registered	469,502	31,931,768
Deutsche Bank AG Registered[a]	666,039	8,956,201
E.ON SE	968,948	10,393,187
Evonik Industries AG	66,607	2,076,595
Fraport AG Frankfurt Airport Services Worldwide	20,412	1,116,178
Hannover Rueck SE	29,108	2,978,979
K+S AG Registered	89,729	1,874,844
Linde AG	89,424	12,869,798

Security	Shares	Value
MAN SE	6,156	$645,577
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	80,832	13,486,252
RTL Group SAa	19,127	1,630,680
RWE AGa	235,342	4,185,740
Siemens AG Registered	369,705	40,151,623
Telefonica Deutschland Holding AG	340,524	1,389,888
Volkswagen AG	16,002	2,373,672
Vonovia SE	110,581	4,383,650

		222,593,749
HONG KONG — 3.15%
Bank of East Asia Ltd. (The)[b]	576,800	2,382,289
BOC Hong Kong Holdings Ltd.	1,701,000	5,578,702
Cathay Pacific Airways Ltd.	486,000	789,129
CK Hutchison Holdings Ltd.	1,296,000	15,164,634
First Pacific Co. Ltd./Hong Kong	972,000	754,056
Hang Lung Properties Ltd.	1,134,088	2,455,258
Hang Seng Bank Ltd.	372,600	6,650,185
HK Electric Investments & HK Electric Investments Ltd.[c]	1,296,000	1,240,895
Hong Kong Exchanges and Clearing Ltd.[b]	187,400	4,624,656
Hongkong Land Holdings Ltd.	547,800	3,505,920
Hysan Development Co. Ltd.	324,000	1,490,577
Kerry Properties Ltd.	324,000	885,160
Li & Fung Ltd.	3,240,000	1,620,010
MGM China Holdings Ltd.	194,400	281,581
MTR Corp. Ltd.	324,000	1,832,950
New World Development Co. Ltd.	2,676,000	3,110,525
NWS Holdings Ltd.	810,000	1,323,565
Power Assets Holdings Ltd.	729,000	7,135,039
Sands China Ltd.	1,166,400	4,449,183
Sino Land Co. Ltd.	1,620,000	2,889,297
SJM Holdings Ltd.[b]	952,000	593,777
Sun Hung Kai Properties Ltd.	696,000	9,955,734
Swire Pacific Ltd. Class A	243,000	2,902,867
Swire Properties Ltd.	544,600	1,515,907
Wharf Holdings Ltd. (The)	648,419	4,466,265
Wheelock & Co. Ltd.	486,000	2,602,246
Yue Yuen Industrial Holdings Ltd.	324,000	1,315,215

		91,515,622

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2016

Security	Shares	Value
IRELAND — 0.03%
Bank of Ireland[a]	4,267,765	$882,899
Irish Bank Resolution Corp. Ltd.[a]	246,432	3

		882,902
ISRAEL — 0.71%
Bank Hapoalim BM	516,170	2,638,136
Bank Leumi le-Israel BMa,b	678,456	2,447,597
Bezeq The Israeli Telecommunication Corp. Ltd.	980,385	1,955,677
Israel Chemicals Ltd.	248,953	1,003,284
Mizrahi Tefahot Bank Ltd.	65,772	803,124
Teva Pharmaceutical Industries Ltd.	221,360	11,923,495

		20,771,313
ITALY — 2.72%
Assicurazioni Generali SpA	566,449	7,461,828
Atlantia SpA	199,911	4,996,355
Enel SpA	3,748,579	17,262,040
Eni SpA	1,225,152	18,741,967
EXOR SpA	18,709	728,691
Intesa Sanpaolo SpA	2,121,637	4,673,868
Mediobanca SpA	273,943	1,919,201
Poste Italiane SpA[c]	134,946	939,374
Saipem SpA[a]	2,942,406	1,286,197
Snam SpA	1,204,308	6,969,266
Telecom Italia SpA/Milano[a]	1,749,354	1,493,571
Tenaris SA	222,912	2,981,287
Terna Rete Elettrica Nazionale SpA	771,482	4,201,398
UniCredit SpA	1,610,266	3,947,092
Unione di Banche Italiane SpA	140,940	432,471
UnipolSai SpA	559,461	938,426

		78,973,032
JAPAN — 23.62%
Aeon Mall Co. Ltd.	32,400	439,440
Aisin Seiki Co. Ltd.	97,200	4,500,307
Ajinomoto Co. Inc.	81,000	2,085,364
Alfresa Holdings Corp.	32,400	717,014
Amada Holdings Co. Ltd.	81,000	890,735
Aozora Bank Ltd.	648,000	2,396,370
Asahi Glass Co. Ltd.	486,000	2,831,068
Asahi Kasei Corp.	648,000	4,950,180
Bank of Kyoto Ltd. (The)	162,000	1,104,923
Benesse Holdings Inc.	16,200	392,651

Security	Shares	Value
Bridgestone Corp.	307,800	$10,815,122
Brother Industries Ltd.	113,400	1,308,993
Canon Inc.	518,400	14,846,114
Chiba Bank Ltd. (The)	355,000	1,721,569
Chubu Electric Power Co. Inc.	307,800	4,533,581
Chugoku Bank Ltd. (The)	81,500	929,634
Chugoku Electric Power Co. Inc. (The)	129,600	1,635,096
Concordia Financial Group Ltd.[a]	577,700	2,503,921
Credit Saison Co. Ltd.	64,800	1,088,799
Dai Nippon Printing Co. Ltd.	324,000	3,648,300
Dai-ichi Life Insurance Co. Ltd. (The)	502,200	6,644,711
Daihatsu Motor Co. Ltd.[a]	96,600	1,444,443
Daiichi Sankyo Co. Ltd.	275,400	6,613,255
Daiwa House Industry Co. Ltd.	275,400	7,790,258
Daiwa Securities Group Inc.	810,000	4,625,975
Eisai Co. Ltd.	113,400	6,687,706
Electric Power Development Co. Ltd.	81,020	1,874,405
FamilyMart Co. Ltd.	16,200	957,916
FANUC Corp.	97,200	16,431,575
Fuji Electric Co. Ltd.	324,000	1,444,777
Fuji Heavy Industries Ltd.	97,200	3,807,952
FUJIFILM Holdings Corp.	210,600	7,662,852
Fujitsu Ltd.	972,000	4,106,708
Fukuoka Financial Group Inc.	324,000	1,251,930
Hachijuni Bank Ltd. (The)	178,500	844,733
Hankyu Hanshin Holdings Inc.	32,200	1,203,357
Hino Motors Ltd.	81,000	860,702
Hiroshima Bank Ltd. (The)	162,000	594,350
Hisamitsu Pharmaceutical Co. Inc.	16,200	919,979
Hitachi Chemical Co. Ltd.	16,200	342,068
Hitachi Construction Machinery Co. Ltd.	48,600	799,054
Hitachi High-Technologies Corp.	16,200	557,994
Hitachi Ltd.	2,268,000	10,544,977
Hokuriku Electric Power Co.	81,000	964,239
Honda Motor Co. Ltd.	777,600	21,559,744
Idemitsu Kosan Co. Ltd.	32,400	634,185
INPEX Corp.	453,600	3,614,283
Isetan Mitsukoshi Holdings Ltd.	145,800	1,449,677
Isuzu Motors Ltd.	275,400	3,625,063
ITOCHU Corp.	706,500	8,082,854

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2016

Security	Shares	Value
Iyo Bank Ltd. (The)	127,400	$831,640
J Front Retailing Co. Ltd.	97,200	1,135,272
Japan Airlines Co. Ltd.	64,800	2,020,791
Japan Post Bank Co. Ltd.	194,400	2,393,841
Japan Post Holdings Co. Ltd.	194,400	2,585,424
Japan Prime Realty Investment Corp.	494	2,171,508
Japan Real Estate Investment Corp.	648	3,913,861
Japan Retail Fund Investment Corp.	1,296	3,186,730
JFE Holdings Inc.	243,000	3,216,368
JGC Corp.	49,300	728,785
Joyo Bank Ltd. (The)	324,000	1,280,382
JSR Corp.	97,200	1,342,031
JTEKT Corp.	97,200	1,379,968
JX Holdings Inc.	1,028,500	3,892,815
Kamigumi Co. Ltd.	162,000	1,470,069
Kaneka Corp.	162,000	1,237,703
Kansai Electric Power Co. Inc. (The)[a]	340,200	3,174,780
Kawasaki Heavy Industries Ltd.	486,000	1,455,842
Kobe Steel Ltd.	810,000	711,324
Komatsu Ltd.	421,200	8,299,882
Konica Minolta Inc.	194,400	1,585,777
Kuraray Co. Ltd.	48,600	620,274
Kurita Water Industries Ltd.	32,400	723,021
Kyocera Corp.	162,000	7,731,297
Kyowa Hakko Kirin Co. Ltd.	53,900	948,253
Kyushu Electric Power Co. Inc.	194,400	1,832,370
Kyushu Financial Group Inc.	175,800	981,193
Lawson Inc.	16,200	1,250,349
Marubeni Corp.	757,400	3,556,236
Maruichi Steel Tube Ltd.	32,400	1,204,508
Mazda Motor Corp.	275,400	4,158,477
McDonald’s Holdings Co. Japan Ltd.[b]	16,300	498,614
Medipal Holdings Corp.	48,600	802,373
Mitsubishi Chemical Holdings Corp.	320,600	1,759,335
Mitsubishi Corp.	712,800	12,369,759
Mitsubishi Electric Corp.	972,000	11,547,153
Mitsubishi Gas Chemical Co. Inc.	162,000	932,624
Mitsubishi Heavy Industries Ltd.	972,000	4,202,500
Mitsubishi Logistics Corp.	27,000	379,373

Security	Shares	Value
Mitsubishi Materials Corp.	486,000	$1,289,867
Mitsubishi Motors Corp.	336,900	1,584,484
Mitsubishi Tanabe Pharma Corp.	48,600	912,391
Mitsubishi UFJ Financial Group Inc.	6,091,200	31,025,090
Mitsubishi UFJ Lease & Finance Co. Ltd.	226,800	927,250
Mitsui & Co. Ltd.	819,500	9,663,519
Mitsui Chemicals Inc.	324,000	1,391,033
Mitsui Fudosan Co. Ltd.	162,000	3,562,151
Mitsui OSK Lines Ltd.	630,000	1,358,540
Mixi Inc.	7,000	252,037
Mizuho Financial Group Inc.	11,315,300	18,449,399
MS&AD Insurance Group Holdings Inc.	162,008	4,751,876
Nagoya Railroad Co. Ltd.	163,000	919,296
NEC Corp.	745,000	2,064,497
NH Foods Ltd.	25,000	610,577
NHK Spring Co. Ltd.	97,200	861,176
Nippon Building Fund Inc.	491	3,018,295
Nippon Electric Glass Co. Ltd.	182,000	834,659
Nippon Express Co. Ltd.	486,000	2,480,148
Nippon Prologis REIT Inc.	648	1,610,437
Nippon Steel & Sumitomo Metal Corp.	388,800	7,397,766
Nippon Telegraph & Telephone Corp.	324,000	15,430,980
Nippon Yusen KK	810,000	1,454,262
Nissan Motor Co. Ltd.	1,182,600	11,677,721
Nisshin Seifun Group Inc.	32,430	536,993
Nissin Foods Holdings Co. Ltd.	16,200	923,140
NOK Corp.	48,600	939,421
Nomura Holdings Inc.	1,731,700	7,928,123
Nomura Real Estate Holdings Inc.	64,800	1,128,001
Nomura Real Estate Master Fund Inc.	1,620	2,682,480
NSK Ltd.	194,400	1,667,343
NTT DOCOMO Inc.	680,400	18,253,986
NTT Urban Development Corp.	32,400	348,707
Oji Holdings Corp.	162,000	679,709
Omron Corp.	48,600	1,631,302
ORIX Corp.	631,800	9,025,274
Osaka Gas Co. Ltd.	983,000	3,992,044
Otsuka Holdings Co. Ltd.	64,800	3,094,416

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2016

Security	Shares	Value
Panasonic Corp.	352,600	$3,478,349
Resona Holdings Inc.	1,061,000	4,296,385
Ricoh Co. Ltd.	324,000	2,895,877
Rohm Co. Ltd.	50,600	2,187,227
Sankyo Co. Ltd.	32,400	1,187,120
SBI Holdings Inc./Japan	64,800	713,853
Sega Sammy Holdings Inc.	97,200	1,074,573
Seiko Epson Corp.	129,600	2,319,231
Sekisui Chemical Co. Ltd.	194,400	2,862,366
Sekisui House Ltd.	291,600	4,918,091
Shikoku Electric Power Co. Inc.	97,200	1,021,461
Shin-Etsu Chemical Co. Ltd.	64,800	4,466,480
Shinsei Bank Ltd.	810,000	1,232,961
Shizuoka Bank Ltd. (The)	324,000	2,434,307
Showa Shell Sekiyu KK	81,000	726,340
Sompo Japan Nipponkoa Holdings Inc.	81,000	2,658,770
Sony Financial Holdings Inc.	64,800	827,665
Sumitomo Chemical Co. Ltd.	324,000	1,454,262
Sumitomo Corp.	567,000	5,997,248
Sumitomo Electric Industries Ltd.	340,200	4,761,837
Sumitomo Heavy Industries Ltd.	324,000	1,561,750
Sumitomo Metal Mining Co. Ltd.	238,000	2,887,769
Sumitomo Mitsui Financial Group Inc.	648,000	20,916,076
Sumitomo Mitsui Trust Holdings Inc.	1,620,050	5,485,265
Sumitomo Rubber Industries Ltd.	81,000	1,157,086
Suntory Beverage & Food Ltd.	16,200	707,372
Suzuken Co. Ltd./Aichi Japan	18,660	600,849
T&D Holdings Inc.	259,200	2,697,339
Taisho Pharmaceutical Holdings Co. Ltd.	16,200	1,781,470
Takashimaya Co. Ltd.	162,000	1,237,703
Takeda Pharmaceutical Co. Ltd.	178,200	7,977,573
Teijin Ltd.	486,000	1,844,699
THK Co. Ltd.	48,600	973,091
Tobu Railway Co. Ltd.	162,000	877,299
Tokio Marine Holdings Inc.	162,000	6,386,105
Tokyo Electric Power Co. Holdings Inc.[a]	239,400	943,724
Tokyo Electron Ltd.	81,000	7,136,156
Tokyo Gas Co. Ltd.	972,000	4,163,614
Tokyu Fudosan Holdings Corp.	111,300	668,984
TonenGeneral Sekiyu KK	162,000	1,468,488

Security	Shares	Value
Toppan Printing Co. Ltd.	324,000	$2,883,232
Toyo Suisan Kaisha Ltd.	16,300	728,438
Toyoda Gosei Co. Ltd.	32,400	713,537
Toyota Industries Corp.	81,000	3,694,931
Toyota Motor Corp.	1,263,600	72,670,717
Toyota Tsusho Corp.	16,200	361,352
United Urban Investment Corp.	1,296	2,419,133
West Japan Railway Co.	81,000	5,062,253
Yamada Denki Co. Ltd.	178,200	942,425
Yamaguchi Financial Group Inc.	89,000	885,788
Yamaha Motor Co. Ltd.	81,000	1,389,452
Yokohama Rubber Co. Ltd. (The)	51,000	694,697

		686,584,565
NETHERLANDS — 1.50%
ABN AMRO Group NVc	115,020	2,137,684
Aegon NV	893,106	3,641,319
Altice NV Class Aa	89,586	1,329,884
Boskalis Westminster	42,952	1,578,302
ING Groep NV	1,864,604	20,850,944
Koninklijke Ahold Delhaize NV	11	257
Koninklijke DSM NV	86,699	5,551,426
Koninklijke KPN NV	1,077,624	3,546,472
NN Group NV	99,166	2,675,280
Randstad Holding NV	56,862	2,446,788

		43,758,356
NEW ZEALAND — 0.20%
Contact Energy Ltd.	357,774	1,393,344
Fletcher Building Ltd.	321,592	2,247,422
Mercury NZ Ltd.	347,507	784,447
Meridian Energy Ltd.	658,118	1,328,977

		5,754,190
NORWAY — 0.92%
DNB ASA	470,409	5,185,563
Gjensidige Forsikring ASA	98,286	1,660,485
Norsk Hydro ASA	651,488	2,786,821
Orkla ASA	394,024	3,662,881
Statoil ASA	540,570	8,522,919
Telenor ASA	125,100	2,092,698
Yara International ASA	86,227	2,808,067

		26,719,434
PORTUGAL — 0.13%
EDP – Energias de Portugal SA	1,130,566	3,878,738

		3,878,738

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2016

Security	Shares	Value
SINGAPORE — 1.52%
CapitaLand Commercial Trust	1,029,000	$1,153,038
DBS Group Holdings Ltd.	842,400	9,665,240
Golden Agri-Resources Ltd.	3,263,800	874,818
Hutchison Port Holdings Trust	2,441,900	1,159,902
Jardine Matheson Holdings Ltd.	116,000	6,878,800
Keppel Corp. Ltd.[b]	690,700	2,699,855
Noble Group Ltd.[a,b]	4,143,900	499,823
Oversea-Chinese Banking Corp. Ltd.	1,506,600	9,646,906
SembCorp Industries Ltd.[b]	465,200	959,425
Sembcorp Marine Ltd[b]	417,200	437,981
Singapore Press Holdings Ltd.	263,900	742,716
Suntec REIT	1,190,000	1,479,637
United Overseas Bank Ltd.	303,600	4,114,005
UOL Group Ltd.	240,300	1,032,336
Wilmar International Ltd.	916,000	2,107,393
Yangzijiang Shipbuilding Holdings Ltd.	980,700	635,254

		44,087,129
SPAIN — 4.17%
ACS Actividades de Construccion y Servicios SA	104,911	3,009,175
Banco Bilbao Vizcaya Argentaria SA	3,213,037	18,773,322
Banco de Sabadell SA	1,026,594	1,403,991
Banco Popular Espanol SAb	632,509	885,544
Banco Santander SA	7,079,025	30,033,772
Bankia SA	2,517,804	1,931,457
CaixaBank SA	957,515	2,405,957
Enagas SA	67,339	2,053,482
Endesa SA	184,403	3,875,693
Ferrovial SA	174,769	3,618,489
Gas Natural SDG SA	170,957	3,537,652
Iberdrola SA	2,663,650	18,303,669
Iberdrola SA New[a]	58,827	404,237
Mapfre SA	627,287	1,537,609
Repsol SA	555,061	6,998,362
Telefonica SA	2,228,707	21,852,072
Zardoya Otis SA	70,689	694,042

		121,318,525
SWEDEN — 2.72%
Alfa Laval AB	138,510	2,189,631
ICA Gruppen AB	40,176	1,347,926
Industrivarden AB Class C	78,246	1,320,391

Security	Shares	Value
Lundin Petroleum ABa	29,646	$491,935
Nordea Bank AB	1,469,531	13,130,961
Sandvik AB	332,678	3,574,961
Skandinaviska Enskilda Banken AB Class A	729,657	6,417,226
Skanska AB Class B	164,106	3,498,123
SKF AB Class B	194,190	3,085,776
Svenska Handelsbanken AB Class A	720,090	8,691,643
Swedbank AB Class A	437,082	9,209,382
Tele2 AB Class B	153,606	1,301,441
Telefonaktiebolaget LM Ericsson Class B	1,471,446	11,001,272
Telia Co. AB	1,255,592	5,745,760
Volvo AB Class B	749,736	8,012,741

		79,019,169
SWITZERLAND — 4.60%
ABB Ltd. Registered	470,303	10,024,566
Adecco Group AG Registered	79,946	4,400,773
Aryzta AG	41,820	1,577,256
Baloise Holding AG Registered	24,279	2,743,305
Credit Suisse Group AG Registered	455,058	5,250,035
Julius Baer Group Ltd.	108,054	4,447,605
Novartis AG Registered	383,869	31,894,750
Pargesa Holding SA Bearer	15,437	1,078,170
Swatch Group AG (The) Bearer[b]	14,742	3,875,981
Swiss Life Holding AG Registered	15,439	3,538,454
Swiss Prime Site AG Registered	32,809	3,023,065
Swiss Re AG	162,000	13,636,194
Swisscom AG Registered	12,705	6,271,981
UBS Group AG	1,765,205	24,383,555
Zurich Insurance Group AG	73,062	17,606,850

		133,752,540
UNITED KINGDOM — 22.67%
3i Group PLC	464,115	3,801,989
Aberdeen Asset Management PLC	442,818	1,872,556
Admiral Group PLC	102,307	2,939,427
Aggreko PLC	38,718	661,080
Anglo American PLC	678,456	7,481,030
Antofagasta PLC[b]	74,716	496,498
AstraZeneca PLC	611,214	40,964,976
Aviva PLC	1,946,135	10,105,571

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2016

Security	Shares	Value
BAE Systems PLC	1,527,422	$10,829,300
Barclays PLC	8,072,460	16,564,372
Barratt Developments PLC	158,436	920,305
Berkeley Group Holdings PLC	20,736	738,662
BHP Billiton PLC	1,018,656	12,776,783
BP PLC	8,931,222	50,615,815
British Land Co. PLC (The)	469,392	4,181,752
Centrica PLC	2,632,824	8,427,895
Cobham PLC	819,954	1,862,686
Direct Line Insurance Group PLC	673,142	3,129,845
Dixons Carphone PLC	467,046	2,167,240
easyJet PLC	22,518	311,229
G4S PLC	733,698	1,814,806
GlaxoSmithKline PLC	2,353,374	52,742,834
Glencore PLC	5,908,847	14,650,870
Hammerson PLC	379,964	2,812,467
HSBC Holdings PLC	9,518,699	62,570,639
ICAP PLC	268,308	1,585,235
IMI PLC	129,891	1,848,732
Imperial Brands PLC	463,482	24,513,073
Intu Properties PLC	449,413	1,790,654
Investec PLC	184,394	1,100,466
J Sainsbury PLC[b]	644,048	1,917,995
Johnson Matthey PLC	31,590	1,374,022
Kingfisher PLC	1,103,329	4,926,426
Land Securities Group PLC	368,550	5,353,204
Legal & General Group PLC	1,865,859	5,095,809
Lloyds Banking Group PLC	31,037,418	21,902,260
Marks & Spencer Group PLC	786,919	3,336,023
Meggitt PLC	373,159	2,170,537
National Grid PLC	1,823,796	26,224,353
Old Mutual PLC	2,363,393	6,608,370
Pearson PLC	394,432	4,618,924
Persimmon PLC	93,474	2,093,659
Petrofac Ltd.	41,053	406,343
Rio Tinto PLC	600,804	19,635,082
Rolls-Royce Holdings PLC	573,845	6,026,583
Royal Bank of Scotland Group PLC[a]	1,662,768	4,247,533
Royal Dutch Shell PLC Class A	2,032,092	52,449,300
Royal Dutch Shell PLC Class B	1,812,478	48,176,682
Royal Mail PLC	437,076	2,956,659
RSA Insurance Group PLC	491,254	3,246,189
Schroders PLC	60,662	2,108,562
Segro PLC	363,556	2,138,332

Security	Shares	Value
Severn Trent PLC	79,469	$2,583,965
Smiths Group PLC	192,214	3,223,209
SSE PLC	495,196	9,967,274
Standard Chartered PLC	1,582,416	12,702,490
Standard Life PLC	953,640	3,835,163
Tate & Lyle PLC	227,305	2,181,963
TUI AG	86,346	1,128,647
United Utilities Group PLC	347,490	4,692,058
Vodafone Group PLC	12,813,876	39,053,313
Weir Group PLC (The)	101,518	1,974,607
William Hill PLC	443,772	1,884,839
Wm Morrison Supermarkets PLC	1,058,994	2,612,398

		659,131,560

TOTAL COMMON STOCKS
(Cost: $3,174,598,061)		2,874,650,640

PREFERRED STOCKS — 0.75%

GERMANY — 0.65%
Bayerische Motoren Werke AG	26,208	1,899,101
Porsche Automobil Holding SE	74,641	3,912,114
Schaeffler AG	27,540	401,896
Volkswagen AG	89,365	12,571,503

		18,784,614
ITALY — 0.10%
Intesa Sanpaolo SpA	472,360	984,596
Telecom Italia SpA/Milano	2,797,974	1,947,700

		2,932,296

TOTAL PREFERRED STOCKS
(Cost: $27,287,821)		21,716,910

RIGHTS — 0.00%

SPAIN — 0.00%
Zardoya Otis SAa	70,253	28,282

		28,282

TOTAL RIGHTS
(Cost: $29,217)		28,282

SHORT-TERM INVESTMENTS — 0.70%

MONEY MARKET FUNDS — 0.70%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[d,e,f]	18,138,788	18,138,788

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2016

Security	Shares	Value
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[d,e,f]	1,002,248	$1,002,248
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[d,e]	1,336,017	1,336,017

		20,477,053

TOTAL SHORT-TERM INVESTMENTS
(Cost: $20,477,053)		20,477,053

TOTAL INVESTMENTS IN SECURITIES — 100.33%
(Cost: $3,222,392,152)[g]		2,916,872,885
Other Assets, Less Liabilities — (0.33)%		(9,670,074)

NET ASSETS — 100.00%		$2,907,202,811

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $3,385,653,666. Net unrealized depreciation was $468,780,781, of which $147,440,904 represented gross unrealized appreciation on securities and $616,221,685 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,872,801,954	$1,848,680	$6	$2,874,650,640
Preferred stocks	21,716,910	—	—	21,716,910
Rights	28,282	—	—	28,282
Money market funds	20,477,053	—	—	20,477,053

Total	$2,915,024,199	$1,848,680	$6	$2,916,872,885

See notes to financial statements.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2016

	iShares MSCI EAFE Growth ETF	iShares MSCI EAFE Value ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,034,519,708	$3,201,915,099
Affiliated (Note 2)	11,971,622	20,477,053

Total cost of investments	$2,046,491,330	$3,222,392,152

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,361,386,595	$2,896,395,832
Affiliated (Note 2)	11,971,622	20,477,053

Total fair value of investments	2,373,358,217	2,916,872,885
Foreign currency, at value[b]	1,674,187	2,651,474
Receivables:
Investment securities sold	1,513,371	3,911,977
Due from custodian (Note 4)	151,290	367,055
Dividends and interest	1,297,797	4,504,253
Tax reclaims	4,143,113	2,759,837

Total Assets	2,382,137,975	2,931,067,481

LIABILITIES
Payables:
Investment securities purchased	151,290	3,775,966
Collateral for securities on loan (Note 1)	10,625,737	19,141,036
Investment advisory fees (Note 2)	759,749	947,668

Total Liabilities	11,536,776	23,864,670

NET ASSETS	$2,370,601,199	$2,907,202,811

Net assets consist of:
Paid-in capital	$2,595,703,127	$3,571,403,903
Undistributed (distributions in excess of) net investment income	26,941	(1,133,058)
Accumulated net realized loss	(551,936,605)	(357,364,674)
Net unrealized appreciation (depreciation)	326,807,736	(305,703,360)

NET ASSETS	$2,370,601,199	$2,907,202,811

Shares outstanding[c]	34,800,000	64,800,000

Net asset value per share	$68.12	$44.86

[a]	Securities on loan with values of $10,185,501 and $18,332,531, respectively. See Note 1.
[b]	Cost of foreign currency: $1,666,098 and $2,638,138, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2016

	iShares MSCI EAFE Growth ETF	iShares MSCI EAFE Value ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$51,822,599	$110,822,763
Dividends — affiliated (Note 2)	2,579	3,271
Securities lending income — affiliated — net (Note 2)	372,930	381,050

Total investment income	52,198,108	111,207,084

EXPENSES
Investment advisory fees (Note 2)	8,678,208	10,810,741

Total expenses	8,678,208	10,810,741

Net investment income	43,519,900	100,396,343

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(73,453,166)	(98,614,735)
In-kind redemptions — unaffiliated	95,804,276	6,524,508
Foreign currency transactions	174,543	(114,977)

Net realized gain (loss)	22,525,653	(92,205,204)

Net change in unrealized appreciation/depreciation on:
Investments	(135,453,560)	(393,542,180)
Translation of assets and liabilities in foreign currencies	58,886	(116,755)

Net change in unrealized appreciation/depreciation	(135,394,674)	(393,658,935)

Net realized and unrealized loss	(112,869,021)	(485,864,139)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(69,349,121)	$(385,467,796)

[a]	Net of foreign withholding tax of $4,770,038 and $9,303,760, respectively.

See notes to financial statements.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI EAFE Growth ETF		iShares MSCI EAFE Value ETF
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$43,519,900	$35,676,434	$100,396,343	$92,143,651
Net realized gain (loss)	22,525,653	6,750,776	(92,205,204)	36,062,885
Net change in unrealized appreciation/depreciation	(135,394,674)	16,018,133	(393,658,935)	(235,883,849)

Net increase (decrease) in net assets resulting from operations	(69,349,121)	58,445,343	(385,467,796)	(107,677,313)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(42,582,463)	(36,999,026)	(97,379,335)	(98,045,386)

Total distributions to shareholders	(42,582,463)	(36,999,026)	(97,379,335)	(98,045,386)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	759,278,167	364,849,170	518,819,687	426,061,332
Cost of shares redeemed	(305,360,798)	(53,950,606)	(82,189,590)	(22,445,110)

Net increase in net assets from capital share transactions	453,917,369	310,898,564	436,630,097	403,616,222

INCREASE (DECREASE) IN NET ASSETS	341,985,785	332,344,881	(46,217,034)	197,893,523

NET ASSETS
Beginning of year	2,028,615,414	1,696,270,533	2,953,419,845	2,755,526,322

End of year	$2,370,601,199	$2,028,615,414	$2,907,202,811	$2,953,419,845

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$26,941	$(2,624,862)	$(1,133,058)	$(6,462,554)

SHARES ISSUED AND REDEEMED
Shares sold	11,200,000	5,200,000	11,200,000	8,000,000
Shares redeemed	(4,800,000)	(800,000)	(2,000,000)	(400,000)

Net increase in shares outstanding	6,400,000	4,400,000	9,200,000	7,600,000

See notes to financial statements.

FINANCIAL STATEMENTS	29

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE Growth ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012
Net asset value, beginning of year	$71.43	$70.68	$64.49	$54.16	$62.20

Income from investment operations:
Net investment income[a]	1.32	1.40	1.45	1.31	1.24
Net realized and unrealized gain (loss)[b]	(3.36)	0.72	6.28	10.37	(7.90)

Total from investment operations	(2.04)	2.12	7.73	11.68	(6.66)

Less distributions from:
Net investment income	(1.27)	(1.37)	(1.54)	(1.35)	(1.38)

Total distributions	(1.27)	(1.37)	(1.54)	(1.35)	(1.38)

Net asset value, end of year	$68.12	$71.43	$70.68	$64.49	$54.16

Total return	(2.78)%	3.06%	11.99%	21.74%	(10.59)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,370,601	$2,028,615	$1,696,271	$1,522,005	$1,213,111
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	2.01%	2.01%	2.08%	2.16%	2.29%
Portfolio turnover rate[c]	26%	25%	27%	26%	26%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE Value ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012
Net asset value, beginning of year	$53.12	$57.41	$51.00	$42.45	$50.84

Income from investment operations:
Net investment income[a]	1.71	1.83	2.66	1.80	1.90
Net realized and unrealized gain (loss)[b]	(8.42)	(4.25)	6.26	8.44	(8.33)

Total from investment operations	(6.71)	(2.42)	8.92	10.24	(6.43)

Less distributions from:
Net investment income	(1.55)	(1.87)	(2.51)	(1.69)	(1.96)

Total distributions	(1.55)	(1.87)	(2.51)	(1.69)	(1.96)

Net asset value, end of year	$44.86	$53.12	$57.41	$51.00	$42.45

Total return	(12.59)%	(4.16)%	17.56%	24.39%	(12.52)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,907,203	$2,953,420	$2,755,526	$2,040,181	$1,222,465
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	3.72%	3.40%	4.72%	3.69%	4.33%
Portfolio turnover rate[c]	26%	25%	29%	27%	27%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI EAFE Growth	Diversified
MSCI EAFE Value	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® TRUST

to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2016, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI EAFE Growth
Citigroup Global Markets Inc.	$28,132	$28,132	$—
Credit Suisse Securities (USA) LLC	15,557	15,557	—
Deutsche Bank Securities Inc.	701,328	701,328	—
Goldman Sachs & Co.	724,783	724,783	—
JPMorgan Clearing Corp.	2,526,533	2,526,533	—
Merrill Lynch, Pierce, Fenner & Smith	251,222	251,222	—
Morgan Stanley & Co. LLC	1,621,475	1,621,475	—
Nomura Securities International Inc.	496,001	496,001	—
State Street Bank & Trust Company	999,298	999,298	—
Wells Fargo Securities LLC	2,821,172	2,821,172	—

	$10,185,501	$10,185,501	$—

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI EAFE Value
Credit Suisse Securities (USA) LLC	$1,859,125	$1,832,123	$(27,002)
Deutsche Bank Securities Inc.	456,674	456,674	—
Goldman Sachs & Co.	3,255,826	3,255,826	—
JPMorgan Clearing Corp.	26,621	26,621	—
Merrill Lynch, Pierce, Fenner & Smith	44,581	44,581	—
Morgan Stanley & Co. LLC	10,963,715	10,963,715	—
State Street Bank & Trust Company	147,446	147,446	—
UBS Securities LLC	1,578,543	1,578,543	—

	$18,332,531	$18,305,529	$(27,002)

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares MSCI EAFE Growth ETF, BFA is entitled to an annual investment advisory fee of 0.40% based on the average daily net assets of the Fund.

For its investment advisory services to the iShares MSCI EAFE Value ETF, BFA is entitled to an annual investment advisory fee based on the average daily net assets of the Fund as follows:

Investment Advisory Fee	Average Daily Net Assets
0.40%	First $3 billion
0.38	Over $3 billion, up to and including $4.5 billion
0.36	Over $4.5 billion, up to and including $6 billion
0.34	Over $6 billion

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI EAFE Growth	$97,818
MSCI EAFE Value	97,257

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI EAFE Growth	$256,079,359	$226,435,200
MSCI EAFE Value	303,077,691	213,467,501

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2016 were as follows:

iShares ETF	Purchases	Sales
MSCI EAFE Growth	$571,976,811	$569,915,571
MSCI EAFE Value	740,077,663	708,624,542

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended July 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI EAFE Growth	$745,413,649	$298,644,285
MSCI EAFE Value	488,267,202	79,239,084

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of a Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

July 31, 2016, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI EAFE Growth	$88,905,877	$1,714,366	$(90,620,243)
MSCI EAFE Value	(3,485,000)	2,312,488	1,172,512

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 was as follows:

iShares ETF	2016	2015
MSCI EAFE Growth
Ordinary income	$42,582,463	$36,999,026

MSCI EAFE Value
Ordinary income	$97,379,335	$98,045,386

As of July 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI EAFE Growth	$3,898,424	$(471,729,398)	$310,869,653	$(68,140,607)	$(225,101,928)
MSCI EAFE Value	12,420,612	(178,392,461)	(468,968,232)	(29,261,011)	(664,201,092)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI EAFE Growth	$105,968,747	$19,510,202	$255,395,852	$90,854,597	$471,729,398
MSCI EAFE Value	1,825,014	—	92,172,573	84,394,874	178,392,461

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI EAFE Growth ETF and iShares MSCI EAFE Value ETF (the “Funds”) at July 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 26, 2016

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2016:

iShares ETF	Qualified Dividend Income
MSCI EAFE Growth	$52,587,264
MSCI EAFE Value	111,870,124

For the fiscal year ended July 31, 2016, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI EAFE Growth	$56,592,637	$4,726,613
MSCI EAFE Value	120,111,534	8,967,787

TAX INFORMATION	43

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares MSCI EAFE Growth ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	45

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

II. iShares MSCI EAFE Value ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that the Fund’s Peer Group contained only three comparison funds identified by Broadridge, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	47

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates —The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	49

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI EAFE Growth	$1.269243	$—	$—	$1.269243	100%	—%	—%	100%
MSCI EAFE Value	1.554460	—	—	1.554460	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI EAFE Growth ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	9	0.65
Greater than 1.0% and Less than 1.5%	48	3.47
Greater than 0.5% and Less than 1.0%	214	15.47
Between 0.5% and –0.5%	937	67.76
Less than –0.5% and Greater than –1.0%	115	8.32
Less than –1.0% and Greater than –1.5%	38	2.75
Less than –1.5% and Greater than –2.0%	14	1.01
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5%	1	0.07

	1,383	100.00%

iShares MSCI EAFE Value ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	3	0.22%
Greater than 1.5% and Less than 2.0%	13	0.94
Greater than 1.0% and Less than 1.5%	59	4.27
Greater than 0.5% and Less than 1.0%	296	21.40
Between 0.5% and –0.5%	873	63.13
Less than –0.5% and Greater than –1.0%	88	6.36
Less than –1.0% and Greater than –1.5%	28	2.02
Less than –1.5% and Greater than –2.0%	17	1.23
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	51

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 342 funds (as of July 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	53

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (51)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (45)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	55

Notes:

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	57

Notes:

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-702-0716

JULY 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares Adaptive Currency Hedged MSCI EAFE ETF | DEFA | BATS
➢	iShares Currency Hedged MSCI ACWI ETF | HACW | NYSE Arca
➢	iShares Currency Hedged MSCI ACWI ex U.S. ETF | HAWX | NYSE Arca
➢	iShares Currency Hedged MSCI EAFE ETF | HEFA | NYSE Arca
➢	iShares Currency Hedged MSCI EAFE Small-Cap ETF | HSCZ | NYSE Arca
➢	iShares MSCI ACWI ETF | ACWI | NASDAQ
➢	iShares MSCI ACWI ex U.S. ETF | ACWX | NASDAQ
➢	iShares MSCI EAFE ETF | EFA | NYSE Arca
➢	iShares MSCI EAFE Small-Cap ETF | SCZ | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets declined modestly for the 12 months ended July 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.44% for the reporting period.

The modest overall decline in global stock markets masked significant volatility during the reporting period. Stocks fell during the first half of the reporting period amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

Central bank stimulus activity and a recovery in energy prices helped global equity markets reverse course after bottoming in mid-February 2016. The global equity market rally in the latter half of the reporting period was also driven by signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Late in the reporting period, market volatility increased following the “Brexit” referendum in the U.K., where an affirmative vote to leave the European Union led to a sharp decline in the British pound (which fell by 18% against the U.S. dollar for the reporting period) and increased expectations of an interest rate cut from the Bank of England.

Among developed markets, the U.S. was one of the few markets to advance, returning approximately 4% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first seven months of the year. Stable Fed monetary policy provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region were mixed. Australia and New Zealand posted positive returns for the reporting period, benefiting from improving economic growth. However, other markets in the region, including Japan and Singapore, fell during the reporting period. In particular, the Japanese equity market declined by nearly 20%, but a strong rally in the Japanese yen (which appreciated by 17% against the U.S. dollar) helped offset the overall market decline.

European stock markets declined by approximately 10% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Denmark performed best. In the U.K., the equity market advanced by about 4%, but the sharp decline in the British pound led to negative returns in U.S. dollar terms.

Emerging markets stocks declined by approximately 1% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil. Stock markets in Eastern Europe fell the most, primarily because of sharp declines in Greece, Poland, and the Czech Republic.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI EAFE ETF

Performance as of July 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	0.01%	0.02%	0.83%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/5/16. The first day of secondary market trading was 1/7/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,035.00	$0.15	$1,000.00	$1,024.70	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

The iShares Adaptive Currency Hedged MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities in Europe, Australasia, and the Far East while dynamically hedging currency risk for a U.S. dollar based investor, as represented by the MSCI EAFE® Adaptive Hedge to USD Index (the “Index”).

The Index applies a methodology, based on a hedge ratio as calculated by MSCI Inc., that sells the total value or a portion of the total value of each non-U.S. dollar currency in which the constituent securities are denominated in the form of a one-month currency contract to create a “hedge” against fluctuations in the relative value of the currencies in relation to the U.S. dollar. The hedge ratio is based on four commonly used indicators for measuring currency risk. The overall effect, since the four indicators are equally weighted, is that each foreign currency represented by constituent weights in the Index can be unhedged, 25% hedged, 50% hedged, 75% hedged or fully hedged relative to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI EAFE ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE ETF. For the period from January 5, 2016 (inception date of the Fund) through July 31, 2016 (the “reporting period”), the total return for the Fund was 0.01%, net of fees, while the total return for the Index was 0.83%.

From an equity perspective, large- and mid-capitalization developed market stocks outside of North America fell sharply during the reporting period in U.S. dollar terms. The United Kingdom, which accounted for approximately 20% of the Index on average during the reporting period, was the leading detractor from performance measured in U.S. dollars. Modest equity performance and the sharply declining British pound in the wake of the Brexit vote detracted from returns for U.S. investors.

Japanese equities, which accounted for about 23% of the Index on average, were notable detractors from Index performance. Japanese equities fell sharply amid continued slow growth, the threat of deflation, and a stronger yen. Concerns about the pace of economic growth, European banking sector health, and uncertainty about the future of the European Union weighed on stocks throughout the Eurozone.

For the reporting period, the U.S. dollar posted a modest negative return relative to other major currencies, measured as a group. The British pound fell approximately 18% relative to the U.S. dollar during the reporting period, as British voters elected to leave the European Union. Meanwhile, the Japanese yen, the Australian dollar, and the euro gained about 17%, 4%, and 1% relative to the U.S. dollar, respectively. A weaker U.S. dollar typically increases returns for U.S. investors with international investments denominated in stronger foreign currencies. However, currency hedging with short-term currency forward contracts seeks to minimize the volatility — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s implementation of foreign exchange hedging using one-month forward rates partially offset the positive impact of the U.S. dollar’s performance relative to the other currencies.

The adaptive currency hedging component of the Index utilizes a hedge ratio that modifies currency exposure based on the difference in interest rates, relative valuation, currency momentum, and currency volatility. Currency hedging largely offset the negative impact of the British pound. As much as 75% of the Index’s currency exposure to the British pound was hedged during the reporting period, and prior to the post-Brexit decline of the British pound. However, the rising Japanese yen was also hedged at approximately 75% due to the currency’s weak fundamentals, leaving less room for the Index to benefit from the rising Japanese yen.

ALLOCATION BY SECTOR1

As of 7/31/16

Sector	Percentage of Total Investments [2]

Financials	22.67%
Industrials	13.86
Consumer Staples	12.85
Consumer Discretionary	12.19
Health Care	12.19
Materials	7.04
Information Technology	5.62
Telecommunication Services	4.92
Energy	4.82
Utilities	3.84

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 7/31/16

Country	Percentage of Total Investments [2]

Japan	23.58%
United Kingdom	19.19
France	9.66
Switzerland	9.05
Germany	8.87
Australia	7.49
Hong Kong	3.26
Netherlands	3.19
Spain	2.97
Sweden	2.73

TOTAL	89.99%

[1]	Table shown is for the iShares MSCI EAFE ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI ACWI ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.80)%	(20.61)%	(0.93)%	(0.80)%	(20.61)%	(0.93)%
Since Inception	1.20%	1.20%	0.78%	1.31%	1.31%	0.84%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,092.50	$0.16	$1,000.00	$1,024.70	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

The iShares Currency Hedged MSCI ACWI ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging equities while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI ACWI 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI ACWI ETF

Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI ACWI ETF. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -0.80%, net of fees, while the total return for the Index was -0.93%.

Large- and mid-capitalization developed and emerging market equities had fractionally negative returns during the reporting period in U.S. dollar terms. The United Kingdom, which accounted for approximately 7% of the Index on average during the reporting period, was the leading detractor from performance measured in U.S. dollars. Modest equity performance and the sharply declining British pound in the wake of the Brexit vote detracted from returns for U.S. investors.

Concerns about economic growth, the health of the European banking sector, and uncertainty associated with Brexit weighed on stocks in much of the Eurozone — France, Spain, Germany, and Italy all posted negative returns — as well as in Switzerland. Japanese equities, which accounted for approximately 8% of the Index on average, were also notable detractors from the Index’s performance. Japanese equities fell sharply in local currency terms amid continued slow growth, the threat of deflation, and a stronger Japanese yen.

U.S. stocks, which represented about 53% of the Index on average during the reporting period, contributed the most to Index performance, measured in U.S. dollars. U.S. stocks benefited from better relative economic growth, as well as currency and political stability relative to the Eurozone.

For the reporting period, the U.S. dollar’s performance was mixed relative to other major currencies. The British pound fell approximately 18% relative to the U.S. dollar during the reporting period, as British voters elected to leave the European Union. Meanwhile, the Japanese yen, the Australian dollar, and the euro gained about 17%, 4%, and 1% relative to the U.S. dollar, respectively.

On balance, the U.S. dollar’s modest overall decline relative to the component currencies in the Index meant hedging activity detracted from the Index’s total return for the reporting period. A weaker U.S. dollar typically increases returns for U.S. investors with international investments denominated in stronger foreign currencies. However, a fully hedged investor seeks to bypass the volatility — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s implementation of foreign exchange hedging using one-month forward rates offset the positive impact of the U.S. dollar’s performance relative to the other currencies.

ALLOCATION BY SECTOR1

As of 7/31/16

Sector	Percentage of Total Investments [2]

Financials	19.78%
Information Technology	15.39
Health Care	12.52
Consumer Discretionary	12.16
Industrials	10.77
Consumer Staples	10.48
Energy	6.60
Materials	4.83
Telecommunication Services	3.99
Utilities	3.48

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 7/31/16

Country	Percentage of Total Investments [2]

United States	53.32%
Japan	7.77
United Kingdom	6.50
Canada	3.16
France	3.13
Switzerland	3.00
Germany	2.97
China	2.69
Australia	2.48
South Korea	1.59

TOTAL	86.61%

[1]	Table shown is for the iShares MSCI ACWI ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI ACWI ex U.S. ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(6.97)%	(6.84)%	(6.55)%	(6.97)%	(6.84)%	(6.55)%
Since Inception	(4.61)%	(4.53)%	(4.94)%	(5.02)%	(4.93)%	(5.35)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,050.40	$0.15	$1,000.00	$1,024.70	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

The iShares Currency Hedged MSCI ACWI ex U.S. ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging equities, excluding the U.S., while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI ACWI ex USA 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI ACWI ex U.S. ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI ACWI ex U.S. ETF. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -6.97%, net of fees, while the total return for the Index was -6.55%.

From an equity perspective, the United Kingdom, which accounted for roughly 14% of the Index on average during the reporting period, was the leading detractor from performance, measured in U.S. dollars. Modest equity performance and the sharply declining British pound in the wake of the Brexit vote detracted from returns for U.S. investors.

Concerns about the pace of economic growth, European banking sector health, and uncertainty associated with Brexit weighed on shares in much of the Eurozone — France, Spain, Germany, and Italy all posted negative returns — as well as in Switzerland. Similarly, Japanese equities, which accounted for approximately 17% of the Index on average, were notable detractors from the Index’s performance, amid continued slow growth, the threat of deflation, and a stronger yen.

For the reporting period, the U.S. dollar’s performance was mixed relative to other major currencies. The British pound fell approximately 18% relative to the U.S. dollar during the reporting period, as British voters elected to leave the European Union. Meanwhile, the Japanese yen, the Australian dollar, and the euro gained about 17%, 4%, and 1% relative to the U.S. dollar, respectively.

On balance, the U.S. dollar’s modest overall decline relative to the component currencies in the Index meant hedging activity detracted from the Index’s total return for the reporting period. A weaker U.S. dollar typically increases returns for U.S. investors with international investments denominated in stronger foreign currencies. However, a fully hedged investor seeks to bypass the volatility — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s implementation of foreign exchange hedging offset the positive impact of the U.S. dollar’s performance relative to the other currencies.

ALLOCATION BY SECTOR1

As of 7/31/16

Sector	Percentage of Total Investments [2]

Financials	24.56%
Industrials	11.63
Consumer Staples	11.36
Consumer Discretionary	11.36
Health Care	9.39
Information Technology	9.29
Materials	7.21
Energy	6.52
Telecommunication Services	5.23
Utilities	3.45

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 7/31/16

Country	Percentage of Total Investments [2]

Japan	16.64%
United Kingdom	13.64
France	6.79
Canada	6.74
Switzerland	6.40
Germany	6.26
China	5.69
Australia	5.31
South Korea	3.33
Taiwan	2.77

TOTAL	73.57%

[1]	Table shown is for the iShares MSCI ACWI ex U.S. ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI EAFE ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(9.41)%	(9.41)%	(8.74)%	(9.41)%	(9.41)%	(8.74)%
Since Inception	4.54%	4.54%	4.65%	11.73%	11.73%	12.04%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,021.00	$0.15	$1,000.00	$1,024.70	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

The iShares Currency Hedged MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities in Europe, Australasia, and the Far East while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI EAFE® 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI EAFE ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE ETF. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -9.41%, net of fees, while the total return for the Index was -8.74%.

The United Kingdom, which accounted for roughly 20% of the Index on average during the reporting period, was the leading detractor from performance measured in U.S. dollars. Modest equity performance and the sharply declining British pound in the wake of the Brexit vote detracted from returns for U.S. investors.

Concerns about the pace of economic growth, European banking sector health, and uncertainty associated with Brexit weighed on stocks in much of the Eurozone — Spain, France, Germany, and Italy all posted negative returns — as well as in Switzerland. Similarly, Japanese equities, which accounted for about 23% of the Index on average, were notable detractors from the Index’s performance, amid continued slow growth, the threat of deflation, and a stronger yen. On the positive side, Australia was the largest positive contributor to Index performance for the reporting period.

For the reporting period, the U.S. dollar’s performance was mixed relative to other major currencies. The British pound fell approximately 18% relative to the U.S. dollar during the reporting period, as British voters elected to leave the European Union. Meanwhile, the Japanese yen, the Australian dollar, and the euro gained about 17%, 4%, and 1% relative to the U.S. dollar, respectively.

On balance, the U.S. dollar’s modest overall decline relative to the component currencies in the Index meant hedging activity detracted from the Index’s total return for the reporting period. A weaker U.S. dollar typically increases returns for U.S. investors with international investments denominated in stronger foreign currencies. However, a fully hedged investor seeks to bypass the volatility — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s implementation of foreign exchange hedging offset the positive impact of the U.S. dollar’s performance relative to the other currencies.

ALLOCATION BY SECTOR1

As of 7/31/16

Sector	Percentage of Total Investments [2]

Financials	22.67%
Industrials	13.86
Consumer Staples	12.85
Consumer Discretionary	12.19
Health Care	12.19
Materials	7.04
Information Technology	5.62
Telecommunication Services	4.92
Energy	4.82
Utilities	3.84

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 7/31/16

Country	Percentage of Total Investments [2]

Japan	23.58%
United Kingdom	19.19
France	9.66
Switzerland	9.05
Germany	8.87
Australia	7.49
Hong Kong	3.26
Netherlands	3.19
Spain	2.97
Sweden	2.73

TOTAL	89.99%

[1]	Table shown is for the iShares MSCI EAFE ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI EAFE SMALL-CAP ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.35)%	(2.39)%	(1.45)%	(2.35)%	(2.39)%	(1.45)%
Since Inception	0.78%	0.78%	0.84%	0.85%	0.85%	0.91%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,039.40	$0.15	$1,000.00	$1,024.70	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

The iShares Currency Hedged MSCI EAFE Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small capitalization developed market equities, excluding the U.S. and Canada, while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI EAFE Small-Cap 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI EAFE SMALL-CAP ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE Small-Cap ETF. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -2.35%, net of fees, while the total return for the Index was -1.45%.

As represented by the Index, small-cap developed market equities outside of North America produced a small positive return in U.S. dollar terms during an otherwise challenging period for many broad measures of international developed market performance. Japanese equities, which accounted for more than 30% of the Index on average, were the leading contributors to performance. The domestic focus of Japanese small-cap companies generally left them somewhat insulated against the effects of the rising Japanese yen and the economic and currency struggles of China. Other contributors to performance included Australia, Sweden and Germany, among others.

The United Kingdom, which accounted for 20% of the Index on average during the reporting period, was the leading detractor from performance. Expectations of slower growth in the United Kingdom following the Brexit vote weighed on U.K. equities. Italy, Hong Kong, and Spain were other notable detractors.

For the reporting period, the U.S. dollar’s performance was mixed relative to other major currencies. The British pound fell approximately 18% relative to the U.S. dollar during the reporting period, as British voters elected to leave the European Union. Meanwhile, the Japanese yen, the Australian dollar, and the euro gained about 17%, 4%, and 1% relative to the U.S. dollar, respectively.

On balance, the U.S. dollar’s modest overall decline relative to the component currencies in the Index meant hedging activity detracted from the Index’s total return for the reporting period. A weaker U.S. dollar typically increases returns for U.S. investors with international investments denominated in stronger foreign currencies. However, a fully hedged investor seeks to bypass the volatility — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s implementation of foreign exchange hedging offset the positive impact of the U.S. dollar’s performance relative to the other currencies.

ALLOCATION BY SECTOR1

As of 7/31/16

Sector	Percentage of Total Investments [2]

Financials	22.77%
Industrials	21.63
Consumer Discretionary	15.65
Information Technology	10.52
Materials	9.12
Health Care	7.96
Consumer Staples	7.05
Energy	2.50
Utilities	1.45
Telecommunication Services	1.19
Investment Companies	0.16

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 7/31/16

Country	Percentage of Total Investments [2]

Japan	32.24%
United Kingdom	17.16
Australia	6.68
Germany	6.09
Sweden	5.44
Switzerland	4.43
France	4.17
Italy	3.66
Hong Kong	2.60
Spain	2.40

TOTAL	84.87%

[1]	Table shown is for the iShares MSCI EAFE Small-Cap ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.13)%	(0.10)%	(0.44)%	(0.13)%	(0.10)%	(0.44)%
5 Years	6.82%	6.79%	6.62%	39.08%	38.91%	37.79%
Since Inception	3.96%	3.94%	3.80%	38.30%	38.05%	36.48%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,123.60	$1.69	$1,000.00	$1,023.30	$1.61	0.32%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

The iShares MSCI ACWI ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging market equities, as represented by the MSCI ACWI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -0.13%, net of fees, while the total return for the Index was -0.44%.

As represented by the Index, large- and mid-capitalization developed and emerging market equities posted fractionally negative returns during the reporting period in U.S. dollar terms.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI ETF

The United Kingdom was the leading detractor from Index performance for the reporting period. The U.K. equity market finished with positive returns in local currency terms, buoyed by the swift resolution of the leadership crisis following the Brexit vote, the prospect of lower interest rates and the sharp decline in the British pound. However, the slump in the British pound relative to the U.S. dollar meant a negative return for U.S. investors.

Concerns about economic growth, the European banking sector health, and uncertainty associated with Brexit weighed on stocks in much of the Eurozone — France, Spain, Germany, and Italy all posted negative returns — as well as in Switzerland. Similarly, Japanese equities were notable detractors from the Index’s performance, amid continued slow growth, the threat of deflation, and a stronger yen.

U.S. stocks, which represented more than 50% of the Index on average during the reporting period, contributed the most to Index performance. U.S. stocks benefited from better relative economic growth, as well as currency and political stability relative to the Eurozone. Other contributors included South Korea, Brazil, and Australia, which enjoyed positive performance in their respective local equity markets, as well as seeing their currencies appreciate relative to the U.S. dollar.

From a sector standpoint, financials, which represented more than 20% of the Index on average during the reporting period, detracted the most from the Index’s return. Health care, consumer discretionary, and energy also detracted from performance. Information technology stocks contributed the most to Index performance. The consumer staples, industrials, utilities, materials, and telecommunication services sectors also contributed to performance.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	19.78%
Information Technology	15.39
Health Care	12.52
Consumer Discretionary	12.16
Industrials	10.77
Consumer Staples	10.48
Energy	6.60
Materials	4.83
Telecommunication Services	3.99
Utilities	3.48

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

United States	53.32%
Japan	7.77
United Kingdom	6.50
Canada	3.16
France	3.13
Switzerland	3.00
Germany	2.97
China	2.69
Australia	2.48
South Korea	1.59

TOTAL	86.61%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI ex U.S. ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(5.52)%	(5.49)%	(5.54)%	(5.52)%	(5.49)%	(5.54)%
5 Years	1.30%	1.31%	1.35%	6.65%	6.74%	6.94%
Since Inception	0.01%	(0.02)%	0.39%	0.10%	(0.16)%	3.31%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,114.80	$1.68	$1,000.00	$1,023.30	$1.61	0.32%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

The iShares MSCI ACWI ex U.S. ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization non-U.S. equities, as represented by the MSCI ACWI ex USA Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -5.52%, net of fees, while the total return for the Index was -5.54%.

As represented by the Index, large- and mid-capitalization non-U.S. equities posted negative returns during the reporting period in U.S. dollar terms.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

The United Kingdom, which accounted for roughly 14% of the Index on average during the reporting period, was the leading detractor from performance. The U.K. equity market had a positive return in local currency terms, buoyed by the swift resolution of the leadership crisis following the Brexit vote, the prospect of lower interest rates and the sharp decline of the British pound. However, the slump in the British pound relative to the U.S. dollar meant a negative return for U.S. investors.

Concerns about the pace of economic growth, European banking sector health, and uncertainty associated with Brexit weighed on stocks in much of the Eurozone — France, Spain, Germany, and Italy all posted negative returns — as well as in Switzerland. Similarly, Japanese equities, which accounted for approximately 17% of the Index on average, were notable detractors from the Index’s performance, amid continued slow growth, the threat of deflation, and a stronger yen.

A handful of countries contributed to Index performance, led by South Korea, Brazil, and Australia. All three countries posted positive performance in their respective local equity markets, as their currencies appreciated relative to the U.S. dollar.

From a sector standpoint, financials, which represented more than a quarter of the Index on average during the reporting period, detracted the most from the Index’s return. European financials stocks experienced volatility in currency and financial markets, as well as concerns about economic growth and the fate of the European Union in the wake of the Brexit vote. Information technology and consumer staples were the only sectors to contribute meaningfully to Index performance for the reporting period.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	24.56%
Industrials	11.63
Consumer Staples	11.36
Consumer Discretionary	11.36
Health Care	9.39
Information Technology	9.29
Materials	7.21
Energy	6.52
Telecommunication Services	5.23
Utilities	3.45

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

Japan	16.64%
United Kingdom	13.64
France	6.79
Canada	6.74
Switzerland	6.40
Germany	6.26
China	5.69
Australia	5.31
South Korea	3.33
Taiwan	2.77

TOTAL	73.57%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(7.54)%	(7.76)%	(7.53)%	(7.54)%	(7.76)%	(7.53)%
5 Years	2.92%	2.92%	3.02%	15.48%	15.46%	16.03%
10 Years	1.90%	1.82%	1.98%	20.67%	19.76%	21.67%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,083.00	$1.66	$1,000.00	$1,023.30	$1.61	0.32%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

The iShares MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -7.54%, net of fees, while the total return for the Index was -7.53%.

As represented by the Index, large- and mid-capitalization developed market equities outside of North America fell sharply during the reporting period in U.S. dollar terms.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE ETF

The United Kingdom, which accounted for roughly 20% of the Index on average during the reporting period, was the leading detractor from performance. The U.K. equity market finished with a positive return in local currency terms, buoyed by the swift resolution of the leadership crisis following the Brexit vote, the prospect of lower interest rates and the sharp decline of the British pound. However, the slump in the British pound relative to the U.S. dollar meant a negative return for U.S. investors.

Concerns about the pace of economic growth, European banking sector health, and uncertainty associated with Brexit weighed on stocks in much of the Eurozone — Spain, France, Germany, and Italy all posted negative returns — as well as in Switzerland. Similarly, Japanese equities, which accounted for nearly a quarter of the Index on average, were notable detractors from the Index’s performance, amid continued slow growth, the threat of deflation, and a stronger yen.

Australia contributed to Index performance for the reporting period, as the country’s equity market rose in local currency terms and the Australian dollar appreciated relative to the U.S. dollar.

From a sector standpoint, financials, which represented roughly a quarter of the Index on average during the reporting period, detracted from the Index’s return. Many European financials stocks experienced volatility in currency and financial markets, as well as concerns about economic growth and the fate of the European Union in the wake of the Brexit vote. The only sectors to contribute to Index performance for the reporting period were consumer staples and information technology.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	22.67%
Industrials	13.86
Consumer Staples	12.85
Consumer Discretionary	12.19
Health Care	12.19
Materials	7.04
Information Technology	5.62
Telecommunication Services	4.92
Energy	4.82
Utilities	3.84

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

Japan	23.58%
United Kingdom	19.19
France	9.66
Switzerland	9.05
Germany	8.87
Australia	7.49
Hong Kong	3.26
Netherlands	3.19
Spain	2.97
Sweden	2.73

TOTAL	89.99%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE SMALL-CAP ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.35%	0.80%	1.38%	1.35%	0.80%	1.38%
5 Years	6.46%	6.32%	6.32%	36.73%	35.87%	35.88%
Since Inception	2.73%	2.67%	2.86%	26.22%	25.55%	27.62%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/10/07. The first day of secondary market trading was 12/12/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,115.60	$2.10	$1,000.00	$1,022.90	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

The iShares MSCI EAFE Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 1.35%, net of fees, while the total return for the Index was 1.38%.

As represented by the Index, small-capitalization developed market equities outside of North America posted a small positive return in U.S. dollar terms during an otherwise challenging period for many broad measures of international developed market performance.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

Japanese equities, which accounted for more than 30% of the Index on average, were the leading contributors to performance. The less export-oriented, more domestic focus of Japanese small-capitalization companies generally left them better insulated against the effects of the rising Japanese yen and the economic and currency struggles of China. Other contributors to performance included Australia, Sweden and Germany, among others.

The United Kingdom, which accounted for 20% of the Index on average during the reporting period, was the leading detractor from performance. Expectations of slower growth in the United Kingdom following the Brexit vote weighed on U.K. equities. In addition, small-capitalization companies in the United Kingdom generally derive a larger portion of their revenues domestically than do larger companies, meaning they generally benefit less from the sharp decline in the value of the British pound. The slump in the British pound relative to the U.S. dollar further limited returns for U.S. investors. Italy, Hong Kong, and Spain were other notable detractors from Index performance.

From a sector standpoint, consumer staples contributed the most to Index performance during the reporting period. The health care, information technology, materials, and industrials sectors were other notable contributors. Financials stocks, which represented 23% of the Index on average, detracted the most from Index performance. Many European financials stocks experienced volatility in currency and financial markets, as well as concerns about economic growth and the fate of the European Union in the wake of the Brexit vote. The consumer discretionary sector also hindered relative performance.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	22.77%
Industrials	21.63
Consumer Discretionary	15.65
Information Technology	10.52
Materials	9.12
Health Care	7.96
Consumer Staples	7.05
Energy	2.50
Utilities	1.45
Telecommunication Services	1.19
Investment Companies	0.16

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

Japan	32.24%
United Kingdom	17.16
Australia	6.68
Germany	6.09
Sweden	5.44
Switzerland	4.43
France	4.17
Italy	3.66
Hong Kong	2.60
Spain	2.40

TOTAL	84.87%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2016 and held through July 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 100.38%

EXCHANGE-TRADED FUNDS — 100.38%
iShares MSCI EAFE ETF[a]	41,122	$2,385,898

		2,385,898

TOTAL INVESTMENT COMPANIES
(Cost: $2,373,508)		2,385,898

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[b,c]	1,005	1,005

		1,005

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,005)		1,005

TOTAL INVESTMENTS IN SECURITIES — 100.42%
(Cost: $2,374,513)[d]		2,386,903
Other Assets, Less Liabilities — (0.42)%		(10,064)

NET ASSETS — 100.00%		$2,376,839

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $2,375,976. Net unrealized appreciation was $10,927, of which $10,927 represented gross unrealized appreciation on securities and $ — represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) from January 5, 2016 (commencement of operations) to July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI EAFE ETF	—	43,703	(2,581)	41,122	$2,385,898	$48,520	$(4,807)

Schedule 2 — Forward Currency Contracts (Note 6)

Forward currency contracts outstanding as of July 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
AUD	121,000	USD	90,825	BNP	08/03/2016	$1,129
CHF	56,000	USD	57,684	BNP	08/03/2016	96
DKK	84,000	USD	12,610	BNP	08/03/2016	15
EUR	168,000	USD	187,610	BNP	08/03/2016	221
GBP	249,000	USD	329,303	BNP	08/03/2016	240
ILS	1,000	USD	258	BNP	08/03/2016	4
JPY	46,168,000	USD	450,178	BNP	08/03/2016	2,306
NOK	61,000	USD	7,220	BNP	08/03/2016	10

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI EAFE ETF

July 31, 2016

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
NZD	2,000	USD	1,431	BNP	08/03/2016	$13
USD	91,966	AUD	121,000	BNP	08/03/2016	12
USD	57,944	CHF	56,000	BNP	08/03/2016	164
USD	329,988	GBP	249,000	BNP	08/03/2016	445
USD	56,597	HKD	439,000	BNP	08/03/2016	13
USD	7,283	NOK	61,000	BNP	08/03/2016	53
USD	47,578	SEK	403,000	BNP	08/03/2016	480
CHF	1,000	USD	1,033	BNP	09/06/2016	1
HKD	137,000	USD	17,663	BNP	09/06/2016	3
JPY	6,000	USD	59	BNP	09/06/2016	—
NOK	1,000	USD	118	BNP	09/06/2016	—
USD	2,067	CHF	2,000	BNP	09/06/2016	—
USD	6,633	GBP	5,000	BNP	09/06/2016	12
USD	52,097	HKD	404,000	BNP	09/06/2016	3
USD	6,561	ILS	25,000	BNP	09/06/2016	1
USD	46,355	SEK	395,000	BNP	09/06/2016	117

						5,338

AUD	121,000	USD	91,966	BNP	08/03/2016	(12)
CHF	56,000	USD	57,944	BNP	08/03/2016	(164)
HKD	439,000	USD	56,590	BNP	08/03/2016	(5)
ILS	25,000	USD	6,558	BNP	08/03/2016	(2)
JPY	584,000	USD	5,772	BNP	08/03/2016	(48)
SEK	403,000	USD	47,222	BNP	08/03/2016	(123)
USD	89,999	AUD	121,000	BNP	08/03/2016	(1,955)
USD	57,495	CHF	56,000	BNP	08/03/2016	(285)
USD	12,552	DKK	84,000	BNP	08/03/2016	(74)
USD	186,755	EUR	168,000	BNP	08/03/2016	(1,076)
USD	6,742	ILS	26,000	BNP	08/03/2016	(77)
USD	455,888	JPY	46,752,000	BNP	08/03/2016	(2,321)
USD	1,424	NZD	2,000	BNP	08/03/2016	(21)
USD	89,444	AUD	118,000	BNP	09/06/2016	(134)
USD	52,643	CHF	51,000	BNP	09/06/2016	(73)
USD	23,452	DKK	156,000	BNP	09/06/2016	(27)
USD	350,053	EUR	313,000	BNP	09/06/2016	(360)
USD	334,919	GBP	253,000	BNP	09/06/2016	(102)
USD	3,997	HKD	31,000	BNP	09/06/2016	(1)
USD	787	ILS	3,000	BNP	09/06/2016	—
USD	418,799	JPY	42,859,000	BNP	09/06/2016	(1,755)
USD	7,457	NOK	63,000	BNP	09/06/2016	(10)
USD	2,157	NZD	3,000	BNP	09/06/2016	(6)
USD	2,574	SEK	22,000	BNP	09/06/2016	(2)

						(8,633)

			Net unrealized depreciation			$(3,295)

Counterparties:

BNP — BNP Paribas SA

Currency abbreviations:

AUD — Australian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli Shekel

JPY — Japanese Yen

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI EAFE ETF

July 31, 2016

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-traded funds	$2,385,898	$—	$—	$2,385,898
Money market funds	1,005	—	—	1,005

Total	$2,386,903	$—	$—	$2,386,903

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$5,338	$—	$5,338
Liabilities:
Forward currency contracts	—	(8,633)	—	(8,633)

Total	$—	$(3,295)	$—	$(3,295)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI ACWI ETF

July 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 100.41%

EXCHANGE-TRADED FUNDS — 100.41%
iShares MSCI ACWI ETF[a]	20,451	$1,193,316

		1,193,316

TOTAL INVESTMENT COMPANIES
(Cost: $1,212,597)		1,193,316

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[b,c]	563	563

		563

TOTAL SHORT-TERM INVESTMENTS
(Cost: $563)		563

TOTAL INVESTMENTS IN SECURITIES — 100.46%
(Cost: $1,213,160)[d]		1,193,879
Other Assets, Less Liabilities — (0.46)%		(5,434)

NET ASSETS — 100.00%		$1,188,445

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $1,214,817. Net unrealized depreciation was $20,938, of which $ — represented gross unrealized appreciation on securities and $20,938 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI ACWI ETF	41,643	1,908	(23,100)	20,451	$1,193,316	$44,763	$(48,514)

Schedule 2 — Forward Currency Contracts (Note 6)

Forward currency contracts outstanding as of July 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
AUD	41,000	USD	30,836	BNP	08/04/2016	$321
BRL	28,000	USD	8,563	BNP	08/04/2016	67
CAD	47,000	USD	35,750	BNP	08/04/2016	248
CHF	37,000	USD	37,707	BNP	08/04/2016	470
DKK	58,000	USD	8,651	BNP	08/04/2016	66
EUR	117,000	USD	129,819	BNP	08/04/2016	997
GBP	55,000	USD	72,445	BNP	08/04/2016	347
ILS	9,000	USD	2,356	BNP	08/04/2016	4

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI ACWI ETF

July 31, 2016

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
INR	690,000	USD	10,290	BNP	08/04/2016	$20
JPY	10,990,000	USD	105,336	BNP	08/04/2016	2,378
KRW	26,572,000	USD	23,563	BNP	08/04/2016	204
MXN	130,000	USD	6,908	BNP	08/04/2016	24
NOK	20,000	USD	2,351	BNP	08/04/2016	19
NZD	1,000	USD	709	BNP	08/04/2016	13
RUB	235,000	USD	3,525	BNP	08/04/2016	34
SEK	87,000	USD	10,108	BNP	08/04/2016	61
SGD	7,000	USD	5,184	BNP	08/04/2016	37
TRY	5,000	USD	1,654	BNP	08/04/2016	19
TWD	672,000	USD	21,062	BNP	08/04/2016	11
USD	619	BRL	2,000	BNP	08/04/2016	2
USD	38,508	CAD	50,000	BNP	08/04/2016	213
USD	73,796	GBP	55,000	BNP	08/04/2016	1,004
USD	38,160	HKD	296,000	BNP	08/04/2016	7
USD	6,937	MXN	130,000	BNP	08/04/2016	5
USD	2,495	NOK	21,000	BNP	08/04/2016	6
USD	3,854	RUB	248,000	BNP	08/04/2016	98
USD	11,308	SEK	96,000	BNP	08/04/2016	88
USD	1,711	TRY	5,000	BNP	08/04/2016	38
ZAR	140,000	USD	9,808	BNP	08/04/2016	274
EUR	1,000	USD	1,118	BNP	09/06/2016	2
HKD	1,000	USD	129	BNP	09/06/2016	—
JPY	110,000	USD	1,077	BNP	09/06/2016	3
KRW	114,000	USD	102	BNP	09/06/2016	—
NOK	1,000	USD	118	BNP	09/06/2016	—
USD	2,278	AUD	3,000	BNP	09/06/2016	—
USD	917	BRL	3,000	MS	09/06/2016	3
USD	1,534	CAD	2,000	BNP	09/06/2016	2
USD	1,036	CHF	1,000	BNP	09/06/2016	3
USD	301	DKK	2,000	BNP	09/06/2016	—
USD	5,598	EUR	5,000	BNP	09/06/2016	1
USD	3,985	GBP	3,000	BNP	09/06/2016	12
USD	35,854	HKD	278,000	BNP	09/06/2016	7
USD	160	MXN	3,000	BNP	09/06/2016	—
USD	119	NOK	1,000	BNP	09/06/2016	—
USD	587	SEK	5,000	BNP	09/06/2016	2
USD	645	ZAR	9,000	BNP	09/06/2016	1

						7,111

CAD	3,000	USD	2,311	BNP	08/04/2016	(14)
HKD	296,000	USD	38,165	BNP	08/04/2016	(12)
JPY	134,000	USD	1,324	BNP	08/04/2016	(11)
NOK	1,000	USD	120	BNP	08/04/2016	(1)
RUB	13,000	USD	201	BNP	08/04/2016	(4)
SEK	9,000	USD	1,063	BNP	08/04/2016	(11)
USD	30,432	AUD	41,000	BNP	08/04/2016	(725)
USD	7,960	BRL	26,000	BNP	08/04/2016	(53)
USD	37,836	CHF	37,000	BNP	08/04/2016	(342)
USD	8,661	DKK	58,000	BNP	08/04/2016	(56)
USD	129,691	EUR	117,000	BNP	08/04/2016	(1,125)
USD	2,333	ILS	9,000	BNP	08/04/2016	(27)
USD	10,126	INR	690,000	BNP	08/04/2016	(184)
USD	108,436	JPY	11,124,000	BNP	08/04/2016	(592)
USD	23,009	KRW	26,572,000	BNP	08/04/2016	(758)
USD	711	NZD	1,000	BNP	08/04/2016	(11)
USD	5,191	SGD	7,000	BNP	08/04/2016	(30)

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI ACWI ETF

July 31, 2016

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	20,873	TWD	672,000	BNP	08/04/2016	$(201)
USD	9,267	ZAR	140,000	BNP	08/04/2016	(814)
CHF	1,000	USD	1,034	BNP	09/06/2016	—
USD	27,081	AUD	36,000	BNP	09/06/2016	(248)
USD	8,471	BRL	28,000	BNP	09/06/2016	(62)
USD	35,754	CAD	47,000	BNP	09/06/2016	(252)
USD	34,678	CHF	34,000	BNP	09/06/2016	(465)
USD	7,315	DKK	49,000	BNP	09/06/2016	(59)
USD	112,172	EUR	101,000	BNP	09/06/2016	(900)
USD	71,187	GBP	54,000	BNP	09/06/2016	(319)
USD	2,965	HKD	23,000	BNP	09/06/2016	(1)
USD	2,357	ILS	9,000	BNP	09/06/2016	(4)
USD	10,039	INR	677,000	BNP	09/06/2016	(57)
USD	596	INR	40,000	MS	09/06/2016	(1)
USD	91,193	JPY	9,529,000	BNP	09/06/2016	(2,310)
USD	22,952	KRW	25,883,000	BNP	09/06/2016	(312)
USD	1,179	KRW	1,313,000	MS	09/06/2016	(2)
USD	6,830	MXN	129,000	BNP	09/06/2016	(24)
USD	2,351	NOK	20,000	BNP	09/06/2016	(19)
USD	708	NZD	1,000	BNP	09/06/2016	(13)
USD	3,525	RUB	237,000	BNP	09/06/2016	(34)
USD	75	RUB	5,000	MS	09/06/2016	—
USD	10,123	SEK	87,000	BNP	09/06/2016	(61)
USD	5,182	SGD	7,000	BNP	09/06/2016	(38)
USD	1,641	TRY	5,000	BNP	09/06/2016	(19)
USD	20,813	TWD	663,000	BNP	09/06/2016	(71)
USD	1,225	TWD	39,000	MS	09/06/2016	(3)
USD	8,935	ZAR	128,000	BNP	09/06/2016	(223)
ZAR	1,000	USD	72	BNP	09/06/2016	—

						(10,468)

			Net unrealized depreciation			$(3,357)

Counterparties:

BNP — BNP Paribas SA

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli Shekel

INR — Indian Rupee

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

RUB — New Russian Ruble

SEK — Swedish Krona

SGD — Singapore Dollar

TRY — Turkish Lira

TWD — Taiwan New Dollar

USD — United States Dollar

ZAR — South African Rand

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI ACWI ETF

July 31, 2016

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-traded funds	$1,193,316	$—	$—	$1,193,316
Money market funds	563	—	—	563

Total	$1,193,879	$—	$—	$1,193,879

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$7,111	$—	$7,111
Liabilities:
Forward currency contracts	—	(10,468)	—	(10,468)

Total	$—	$(3,357)	$—	$(3,357)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI ACWI ex U.S. ETF

July 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 100.94%

EXCHANGE-TRADED FUNDS — 100.94%
iShares MSCI ACWI ex U.S. ETF[a]	54,429	$2,208,729

		2,208,729

TOTAL INVESTMENT COMPANIES
(Cost: $2,385,637)		2,208,729

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[b,c]	863	863

		863

TOTAL SHORT-TERM INVESTMENTS
(Cost: $863)		863

TOTAL INVESTMENTS IN SECURITIES — 100.98%
(Cost: $2,386,500)[d]		2,209,592
Other Assets, Less Liabilities — (0.98)%		(21,386)

NET ASSETS — 100.00%		$2,188,206

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $2,400,621. Net unrealized depreciation was $191,029, of which $ — represented gross unrealized appreciation on securities and $191,029 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI ACWI ex U.S. ETF	56,492	4,620	(6,683)	54,429	$2,208,729	$56,835	$(30,172)

Schedule 2 — Forward Currency Contracts (Note 6)

Forward currency contracts outstanding as of July 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
AUD	157,000	USD	118,112	BNP	08/04/2016	$1,197
BRL	112,000	USD	34,235	BNP	08/04/2016	285
CAD	187,000	USD	142,241	BNP	08/04/2016	985
CHF	144,000	USD	146,732	BNP	08/04/2016	1,852
DKK	216,000	USD	32,214	BNP	08/04/2016	252
EUR	449,000	USD	498,158	BNP	08/04/2016	3,862
GBP	217,000	USD	285,826	BNP	08/04/2016	1,369
ILS	37,000	USD	9,679	BNP	08/04/2016	25

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI ACWI ex U.S. ETF

July 31, 2016

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
INR	2,765,000	USD	41,266	BNP	08/04/2016	$49
JPY	40,598,000	USD	388,613	BNP	08/04/2016	9,292
KRW	106,143,000	USD	94,105	BNP	08/04/2016	832
MXN	518,000	USD	27,525	BNP	08/04/2016	96
NOK	81,000	USD	9,523	BNP	08/04/2016	78
NZD	4,000	USD	2,837	BNP	08/04/2016	51
RUB	930,000	USD	13,951	BNP	08/04/2016	134
SEK	344,000	USD	39,966	BNP	08/04/2016	239
SGD	27,000	USD	19,996	BNP	08/04/2016	142
TRY	19,000	USD	6,285	BNP	08/04/2016	70
TWD	2,699,000	USD	84,585	BNP	08/04/2016	56
USD	929	BRL	3,000	BNP	08/04/2016	4
USD	150,185	CAD	195,000	BNP	08/04/2016	832
USD	293,871	GBP	219,000	BNP	08/04/2016	4,029
USD	149,290	HKD	1,158,000	BNP	08/04/2016	29
USD	27,850	MXN	522,000	BNP	08/04/2016	16
USD	10,100	NOK	85,000	BNP	08/04/2016	26
USD	15,185	RUB	977,000	BNP	08/04/2016	387
USD	44,409	SEK	377,000	BNP	08/04/2016	347
USD	6,502	TRY	19,000	BNP	08/04/2016	146
ZAR	541,000	USD	37,929	BNP	08/04/2016	1,029
EUR	3,000	USD	3,354	BNP	09/06/2016	5
GBP	1,000	USD	1,324	BNP	09/06/2016	—
HKD	1,000	USD	129	BNP	09/06/2016	—
JPY	412,000	USD	4,033	BNP	09/06/2016	10
KRW	382,000	USD	343	BNP	09/06/2016	—
NOK	1,000	USD	118	BNP	09/06/2016	—
SEK	1,000	USD	117	BNP	09/06/2016	—
SGD	1,000	USD	745	BNP	09/06/2016	1
TRY	1,000	USD	332	BNP	09/06/2016	—
USD	9,110	AUD	12,000	BNP	09/06/2016	1
USD	3,973	BRL	13,000	MS	09/06/2016	11
USD	5,369	CAD	7,000	BNP	09/06/2016	6
USD	4,146	CHF	4,000	BNP	09/06/2016	11
USD	1,505	DKK	10,000	BNP	09/06/2016	—
USD	27,992	EUR	25,000	BNP	09/06/2016	3
USD	18,596	GBP	14,000	BNP	09/06/2016	58
USD	141,738	HKD	1,099,000	BNP	09/06/2016	26
USD	525	ILS	2,000	BNP	09/06/2016	—
USD	904	MXN	17,000	BNP	09/06/2016	1
USD	237	NOK	2,000	BNP	09/06/2016	—
USD	2,465	SEK	21,000	BNP	09/06/2016	7
USD	2,722	ZAR	38,000	BNP	09/06/2016	3

						27,854

CAD	8,000	USD	6,164	BNP	08/04/2016	(36)
GBP	2,000	USD	2,675	BNP	08/04/2016	(28)
HKD	1,158,000	USD	149,305	BNP	08/04/2016	(45)
JPY	648,000	USD	6,405	BNP	08/04/2016	(54)
MXN	4,000	USD	216	BNP	08/04/2016	(3)
NOK	4,000	USD	478	BNP	08/04/2016	(4)
RUB	47,000	USD	727	BNP	08/04/2016	(15)
SEK	33,000	USD	3,896	BNP	08/04/2016	(39)
USD	116,533	AUD	157,000	BNP	08/04/2016	(2,775)
USD	33,372	BRL	109,000	BNP	08/04/2016	(223)
USD	147,249	CHF	144,000	BNP	08/04/2016	(1,335)
USD	32,256	DKK	216,000	BNP	08/04/2016	(210)

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI ACWI ex U.S. ETF

July 31, 2016

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	497,709	EUR	449,000	BNP	08/04/2016	$(4,310)
USD	9,591	ILS	37,000	BNP	08/04/2016	(112)
USD	40,576	INR	2,765,000	BNP	08/04/2016	(738)
USD	402,070	JPY	41,246,000	BNP	08/04/2016	(2,186)
USD	91,911	KRW	106,143,000	BNP	08/04/2016	(3,026)
USD	2,843	NZD	4,000	BNP	08/04/2016	(45)
USD	20,023	SGD	27,000	BNP	08/04/2016	(115)
USD	83,833	TWD	2,699,000	BNP	08/04/2016	(807)
USD	35,805	ZAR	541,000	BNP	08/04/2016	(3,153)
CHF	2,000	USD	2,067	BNP	09/06/2016	—
USD	107,577	AUD	143,000	BNP	09/06/2016	(979)
USD	33,278	BRL	110,000	BNP	09/06/2016	(245)
USD	142,254	CAD	187,000	BNP	09/06/2016	(1,001)
USD	136,673	CHF	134,000	BNP	09/06/2016	(1,834)
USD	28,963	DKK	194,000	BNP	09/06/2016	(235)
USD	440,914	EUR	397,000	BNP	09/06/2016	(3,539)
USD	280,795	GBP	213,000	BNP	09/06/2016	(1,258)
USD	12,246	HKD	95,000	BNP	09/06/2016	(4)
USD	9,167	ILS	35,000	BNP	09/06/2016	(16)
USD	39,852	INR	2,683,000	BNP	09/06/2016	(159)
USD	2,443	INR	164,000	MS	09/06/2016	(3)
USD	362,012	JPY	37,826,000	BNP	09/06/2016	(9,155)
USD	90,934	KRW	102,548,000	BNP	09/06/2016	(1,238)
USD	4,859	KRW	5,413,000	MS	09/06/2016	(6)
USD	26,898	MXN	508,000	BNP	09/06/2016	(96)
USD	9,405	NOK	80,000	BNP	09/06/2016	(77)
USD	2,833	NZD	4,000	BNP	09/06/2016	(51)
USD	13,937	RUB	937,000	BNP	09/06/2016	(135)
USD	344	RUB	23,000	MS	09/06/2016	(1)
USD	40,026	SEK	344,000	BNP	09/06/2016	(243)
USD	20,732	SGD	28,000	BNP	09/06/2016	(147)
USD	6,237	TRY	19,000	BNP	09/06/2016	(70)
USD	82,625	TWD	2,632,000	BNP	09/06/2016	(281)
USD	4,963	TWD	158,000	MS	09/06/2016	(14)
USD	35,390	ZAR	507,000	BNP	09/06/2016	(883)
ZAR	6,000	USD	429	BNP	09/06/2016	—

						(40,929)

			Net unrealized depreciation			$(13,075)

Counterparties:

BNP — BNP Paribas SA

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli Shekel

INR — Indian Rupee

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican Peso

NOK — Norwegian Krone

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI ACWI ex U.S. ETF

July 31, 2016

NZD — New Zealand Dollar

RUB — New Russian Ruble

SEK — Swedish Krona

SGD — Singapore Dollar

TRY — Turkish Lira

TWD — Taiwan New Dollar

USD — United States Dollar

ZAR — South African Rand

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-traded funds	$2,208,729	$—	$—	$2,208,729
Money market funds	863	—	—	863

Total	$2,209,592	$—	$—	$2,209,592

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$27,854	$—	$27,854
Liabilities:
Forward currency contracts	—	(40,929)	—	(40,929)

Total	$—	$(13,075)	$—	$(13,075)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 101.08%

EXCHANGE-TRADED FUNDS — 101.08%
iShares MSCI EAFE ETF[a,b]	61,708,842	$3,580,347,013

		3,580,347,013

TOTAL INVESTMENT COMPANIES
(Cost: $3,853,661,284)		3,580,347,013

SHORT-TERM INVESTMENTS — 0.29%

MONEY MARKET FUNDS — 0.29%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[c,d,e]	8,107,050	8,107,050
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[c,d,e]	447,950	447,950
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	1,789,607	1,789,607

		10,344,607

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,344,607)		10,344,607

TOTAL INVESTMENTS IN SECURITIES — 101.37%
(Cost: $3,864,005,891)[f]		3,590,691,620
Other Assets, Less Liabilities — (1.37)%		(48,438,088)

NET ASSETS — 100.00%		$3,542,253,532

[a]	Affiliated issuer. See Schedule 1.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $3,917,016,234. Net unrealized depreciation was $326,324,614, of which $ — represented gross unrealized appreciation on securities and $326,324,614 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI EAFE ETF	44,886,565	35,867,857	(19,045,580)	61,708,842	$3,580,347,013	$103,396,135	$(38,212,858)

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EAFE ETF

July 31, 2016

Schedule 2 — Forward Currency Contracts (Note 6)

Forward currency contracts outstanding as of July 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
AUD	200,337,000	USD	150,606,779	BNP	08/03/2016	$1,639,329
AUD	176,275,000	USD	132,697,661	CITI	08/03/2016	1,262,530
CHF	194,461,000	USD	198,206,948	BNP	08/03/2016	2,433,787
CHF	153,633,000	USD	156,655,108	CITI	08/03/2016	1,860,162
DKK	269,490,000	USD	40,189,629	BNP	08/03/2016	315,169
DKK	248,536,000	USD	37,077,493	CITI	08/03/2016	277,885
EUR	544,561,000	USD	604,172,661	BNP	08/03/2016	4,669,353
EUR	509,233,000	USD	564,710,186	CITI	08/03/2016	4,633,643
GBP	274,965,000	USD	362,210,252	BNP	08/03/2016	1,696,446
GBP	245,689,000	USD	323,842,360	CITI	08/03/2016	1,318,561
ILS	49,348,000	USD	12,906,566	BNP	08/03/2016	34,898
ILS	38,457,000	USD	10,053,803	CITI	08/03/2016	31,506
JPY	53,942,528,000	USD	517,249,536	BNP	08/03/2016	11,432,102
JPY	43,282,021,000	USD	413,187,058	CITI	08/03/2016	11,012,745
NOK	107,620,000	USD	12,650,889	BNP	08/03/2016	104,662
NOK	87,608,000	USD	10,300,217	CITI	08/03/2016	83,432
NZD	6,411,000	USD	4,547,688	BNP	08/03/2016	82,098
NZD	3,838,000	USD	2,719,635	CITI	08/03/2016	52,026
SEK	398,219,000	USD	46,257,845	BNP	08/03/2016	281,590
SEK	423,538,000	USD	49,177,424	CITI	08/03/2016	321,016
SGD	28,618,000	USD	21,194,365	BNP	08/03/2016	151,021
SGD	37,454,000	USD	27,724,362	CITI	08/03/2016	211,556
USD	152,266,137	AUD	200,337,000	BNP	08/03/2016	20,028
USD	133,977,814	AUD	176,275,000	CITI	08/03/2016	17,623
USD	201,211,651	CHF	194,461,000	BNP	08/03/2016	570,916
USD	158,966,320	CHF	153,633,000	CITI	08/03/2016	451,050
USD	367,664,484	GBP	274,047,000	BNP	08/03/2016	4,972,728
USD	332,844,022	GBP	247,791,000	CITI	08/03/2016	4,901,176
USD	52,197,119	HKD	404,867,000	BNP	08/03/2016	12,201
USD	63,511,343	HKD	492,627,000	CITI	08/03/2016	14,688
USD	2,790,756	JPY	282,676,000	BNP	08/03/2016	20,296
USD	13,840,926	NOK	116,475,000	BNP	08/03/2016	35,846
USD	53,671,438	SEK	455,636,000	BNP	08/03/2016	421,739
USD	52,345,386	SEK	445,030,000	CITI	08/03/2016	335,198
EUR	7,947,000	USD	8,884,094	BNP	09/06/2016	12,805
GBP	1,850,000	USD	2,449,474	BNP	09/06/2016	281
JPY	921,979,000	USD	9,025,348	BNP	09/06/2016	21,564
NOK	2,776,000	USD	328,854	BNP	09/06/2016	194
NOK	2,585,000	USD	306,349	CITI	09/06/2016	60
NZD	7,000	USD	5,039	BNP	09/06/2016	8
NZD	137,000	USD	98,715	CITI	09/06/2016	67
SEK	3,616,000	USD	423,033	BNP	09/06/2016	252
SEK	11,572,000	USD	1,354,417	CITI	09/06/2016	189
SGD	549,000	USD	408,832	BNP	09/06/2016	543
USD	22,656,119	AUD	29,843,000	BNP	09/06/2016	1,402
USD	13,608,096	CHF	13,129,000	BNP	09/06/2016	37,509
USD	3,697,698	DKK	24,563,000	BNP	09/06/2016	843
USD	73,926,942	EUR	66,026,000	BNP	09/06/2016	8,904
USD	46,476,029	GBP	34,989,000	BNP	09/06/2016	143,886
USD	45,873,803	HKD	355,694,000	BNP	09/06/2016	8,310
USD	59,261,031	HKD	459,497,000	CITI	09/06/2016	10,506
USD	1,537,667	ILS	5,860,000	BNP	09/06/2016	78

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EAFE ETF

July 31, 2016

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	922,377	NOK	7,769,000	BNP	09/06/2016	$1,493
USD	6,563,061	SEK	55,917,000	BNP	09/06/2016	17,477

						55,945,377

AUD	200,337,000	USD	152,266,137	BNP	08/03/2016	(20,029)
AUD	176,275,000	USD	133,977,814	CITI	08/03/2016	(17,623)
CHF	194,461,000	USD	201,211,651	BNP	08/03/2016	(570,916)
CHF	153,633,000	USD	158,966,320	CITI	08/03/2016	(451,050)
GBP	3,973,000	USD	5,311,708	BNP	08/03/2016	(53,580)
GBP	2,102,000	USD	2,786,409	CITI	08/03/2016	(4,485)
HKD	404,867,000	USD	52,201,193	BNP	08/03/2016	(16,274)
HKD	492,627,000	USD	63,514,752	CITI	08/03/2016	(18,097)
JPY	1,890,833,000	USD	18,682,306	CITI	08/03/2016	(150,570)
NOK	10,650,000	USD	1,272,767	BNP	08/03/2016	(10,487)
NOK	190,000	USD	22,598	CITI	08/03/2016	(79)
SEK	62,542,000	USD	7,391,150	BNP	08/03/2016	(81,933)
SEK	21,492,000	USD	2,522,693	CITI	08/03/2016	(10,946)
USD	148,753,187	AUD	200,337,000	BNP	08/03/2016	(3,492,921)
USD	130,893,001	AUD	176,275,000	CITI	08/03/2016	(3,067,190)
USD	198,786,586	CHF	194,461,000	BNP	08/03/2016	(1,854,148)
USD	157,079,320	CHF	153,633,000	CITI	08/03/2016	(1,435,950)
USD	40,243,825	DKK	269,490,000	BNP	08/03/2016	(260,974)
USD	37,036,883	DKK	248,536,000	CITI	08/03/2016	(318,495)
USD	603,507,970	EUR	544,561,000	BNP	08/03/2016	(5,334,043)
USD	565,943,224	EUR	509,233,000	CITI	08/03/2016	(3,400,606)
USD	6,411,429	GBP	4,891,000	BNP	08/03/2016	(61,641)
USD	12,791,691	ILS	49,348,000	BNP	08/03/2016	(149,773)
USD	9,958,078	ILS	38,457,000	CITI	08/03/2016	(127,232)
USD	522,898,111	JPY	53,659,852,000	BNP	08/03/2016	(3,013,068)
USD	440,448,650	JPY	45,172,854,000	CITI	08/03/2016	(2,282,889)
USD	211,667	NOK	1,795,000	BNP	08/03/2016	(1,083)
USD	10,405,344	NOK	87,798,000	CITI	08/03/2016	(825)
USD	4,556,799	NZD	6,411,000	BNP	08/03/2016	(72,987)
USD	2,727,916	NZD	3,838,000	CITI	08/03/2016	(43,745)
USD	596,431	SEK	5,125,000	BNP	08/03/2016	(2,523)
USD	21,221,957	SGD	28,618,000	BNP	08/03/2016	(123,429)
USD	27,775,862	SGD	37,454,000	CITI	08/03/2016	(160,056)
AUD	4,923,000	USD	3,738,477	CITI	09/06/2016	(1,280)
CHF	4,395,000	USD	4,543,011	BNP	09/06/2016	(188)
CHF	4,333,000	USD	4,480,197	CITI	09/06/2016	(1,459)
DKK	6,500,000	USD	978,672	CITI	09/06/2016	(390)
EUR	13,045,000	USD	14,611,144	CITI	09/06/2016	(6,885)
GBP	7,179,000	USD	9,513,683	CITI	09/06/2016	(7,310)
HKD	12,418,000	USD	1,601,455	CITI	09/06/2016	(197)
ILS	1,162,000	USD	305,677	CITI	09/06/2016	(783)
JPY	1,190,286,000	USD	11,681,129	CITI	09/06/2016	(1,457)
SGD	873,000	USD	651,225	CITI	09/06/2016	(252)
USD	126,385,457	AUD	168,003,000	BNP	09/06/2016	(1,150,664)
USD	122,519,223	AUD	162,944,000	CITI	09/06/2016	(1,176,460)
USD	170,718,249	CHF	167,379,000	BNP	09/06/2016	(2,290,454)
USD	144,439,214	CHF	141,446,000	CITI	09/06/2016	(1,764,247)
USD	33,011,012	DKK	221,106,000	BNP	09/06/2016	(266,552)
USD	34,455,948	DKK	230,624,000	CITI	09/06/2016	(254,122)
USD	471,316,130	EUR	424,374,000	BNP	09/06/2016	(3,782,975)
USD	525,838,408	EUR	473,515,000	CITI	09/06/2016	(4,275,485)
USD	349,440,442	GBP	265,072,000	BNP	09/06/2016	(1,565,698)
USD	300,750,120	GBP	227,841,000	CITI	09/06/2016	(955,039)
USD	12,222,803	HKD	94,818,000	BNP	09/06/2016	(3,645)
USD	11,525,606	ILS	44,005,000	BNP	09/06/2016	(20,745)

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EAFE ETF

July 31, 2016

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	9,238,080	ILS	35,286,000	CITI	09/06/2016	$(20,517)
USD	443,610,065	JPY	46,281,841,000	BNP	09/06/2016	(10,530,136)
USD	400,248,547	JPY	41,865,998,000	CITI	09/06/2016	(10,561,229)
USD	12,222,810	NOK	103,966,000	BNP	09/06/2016	(100,610)
USD	9,460,258	NOK	80,498,000	CITI	09/06/2016	(81,425)
USD	4,679,527	NZD	6,591,000	BNP	09/06/2016	(72,821)
USD	2,453,949	NZD	3,470,000	CITI	09/06/2016	(48,046)
USD	44,486,358	SEK	382,338,000	BNP	09/06/2016	(269,718)
USD	48,075,615	SEK	413,370,000	CITI	09/06/2016	(313,033)
USD	21,899,998	SGD	29,565,000	BNP	09/06/2016	(145,853)
USD	25,885,916	SGD	34,988,000	CITI	09/06/2016	(203,722)

						(66,483,044)

			Net unrealized depreciation			$(10,537,667)

Counterparties:

BNP — BNP Paribas SA

CITI — Citibank N.A. London

Currency abbreviations:

AUD — Australian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli Shekel

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-traded funds	$3,580,347,013	$—	$—	$3,580,347,013
Money market funds	10,344,607	—	—	10,344,607

Total	$3,590,691,620	$—	$—	$3,590,691,620

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$55,945,377	$—	$55,945,377
Liabilities:
Forward currency contracts	—	(66,483,044)	—	(66,483,044)

Total	$—	$(10,537,667)	$—	$(10,537,667)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 101.22%

EXCHANGE-TRADED FUNDS — 101.22%
iShares MSCI EAFE Small-Cap ETF[a]	166,472	$8,450,119

		8,450,119

TOTAL INVESTMENT COMPANIES
(Cost: $8,204,753)		8,450,119

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[b,c]	3,484	3,484

		3,484

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,484)		3,484

TOTAL INVESTMENTS IN SECURITIES — 101.26%
(Cost: $8,208,237)[d]		8,453,603
Other Assets, Less Liabilities — (1.26)%		(105,451)

NET ASSETS — 100.00%		$8,348,152

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $8,228,169. Net unrealized appreciation was $225,434, of which $245,366 represented gross unrealized appreciation on securities and $19,932 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI EAFE Small-Cap ETF	49,051	210,825	(93,404)	166,472	$8,450,119	$196,385	$(130,166)

Schedule 2 — Forward Currency Contracts (Note 6)

Forward currency contracts outstanding as of July 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
AUD	704,000	USD	529,895	BNP	08/03/2016	$5,110
CHF	365,000	USD	371,865	BNP	08/03/2016	4,735
DKK	844,000	USD	125,873	BNP	08/03/2016	982
EUR	1,861,000	USD	2,064,564	BNP	08/03/2016	16,112
GBP	1,021,000	USD	1,344,949	BNP	08/03/2016	6,309
ILS	357,000	USD	93,425	BNP	08/03/2016	198
JPY	286,430,000	USD	2,739,073	BNP	08/03/2016	68,180

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EAFE SMALL-CAP ETF

July 31, 2016

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
NOK	1,041,000	USD	122,386	BNP	08/03/2016	$998
NZD	147,000	USD	104,280	BNP	08/03/2016	1,878
SEK	3,571,000	USD	414,813	BNP	08/03/2016	2,526
SGD	220,000	USD	162,929	BNP	08/03/2016	1,163
USD	535,075	AUD	704,000	BNP	08/03/2016	70
USD	4,139	CHF	4,000	BNP	08/03/2016	12
USD	373,532	CHF	361,000	BNP	08/03/2016	1,060
USD	1,512,429	GBP	1,127,000	BNP	08/03/2016	20,884
USD	211,436	HKD	1,640,000	BNP	08/03/2016	50
USD	126,551	NOK	1,065,000	BNP	08/03/2016	323
USD	456,336	SEK	3,874,000	BNP	08/03/2016	3,586
DKK	1,000	USD	150	BNP	09/06/2016	—
EUR	7,000	USD	7,825	BNP	09/06/2016	11
GBP	3,000	USD	3,972	BNP	09/06/2016	—
HKD	5,000	USD	645	BNP	09/06/2016	—
ILS	2,000	USD	525	BNP	09/06/2016	—
JPY	1,162,000	USD	11,375	BNP	09/06/2016	27
NOK	7,000	USD	829	BNP	09/06/2016	1
SEK	2,000	USD	234	BNP	09/06/2016	—
USD	54,661	AUD	72,000	BNP	09/06/2016	3
USD	26,949	CHF	26,000	BNP	09/06/2016	74
USD	8,430	DKK	56,000	BNP	09/06/2016	2
USD	151,155	EUR	135,000	BNP	09/06/2016	18
USD	130,174	GBP	98,000	BNP	09/06/2016	403
USD	200,032	HKD	1,551,000	BNP	09/06/2016	36
USD	6,822	ILS	26,000	BNP	09/06/2016	—
USD	7,124	NOK	60,000	BNP	09/06/2016	12
USD	40,024	SEK	341,000	BNP	09/06/2016	107

						134,870

AUD	704,000	USD	535,075	BNP	08/03/2016	(70)
CHF	365,000	USD	377,671	BNP	08/03/2016	(1,071)
GBP	106,000	USD	141,753	BNP	08/03/2016	(1,466)
HKD	1,640,000	USD	211,445	BNP	08/03/2016	(59)
JPY	3,372,000	USD	33,328	BNP	08/03/2016	(280)
NOK	24,000	USD	2,868	BNP	08/03/2016	(24)
SEK	303,000	USD	35,774	BNP	08/03/2016	(363)
USD	522,643	AUD	704,000	BNP	08/03/2016	(12,362)
USD	373,131	CHF	365,000	BNP	08/03/2016	(3,468)
USD	126,055	DKK	844,000	BNP	08/03/2016	(800)
USD	2,062,535	EUR	1,861,000	BNP	08/03/2016	(18,142)
USD	92,540	ILS	357,000	BNP	08/03/2016	(1,083)
USD	2,825,058	JPY	289,802,000	BNP	08/03/2016	(15,242)
USD	104,500	NZD	147,000	BNP	08/03/2016	(1,658)
USD	163,159	SGD	220,000	BNP	08/03/2016	(933)
CHF	1,000	USD	1,034	BNP	09/06/2016	—
USD	505,536	AUD	672,000	BNP	09/06/2016	(4,599)
USD	350,863	CHF	344,000	BNP	09/06/2016	(4,707)
USD	112,864	DKK	756,000	BNP	09/06/2016	(917)
USD	1,865,833	EUR	1,680,000	BNP	09/06/2016	(14,976)
USD	1,328,831	GBP	1,008,000	BNP	09/06/2016	(5,954)
USD	12,117	HKD	94,000	BNP	09/06/2016	(4)
USD	90,098	ILS	344,000	BNP	09/06/2016	(164)
USD	2,671,908	JPY	279,201,000	BNP	09/06/2016	(67,750)
USD	120,857	NOK	1,028,000	BNP	09/06/2016	(995)
USD	107,063	NZD	151,000	BNP	09/06/2016	(1,813)

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EAFE SMALL-CAP ETF

July 31, 2016

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	415,498	SEK	3,571,000	BNP	09/06/2016	$(2,519)
USD	162,140	SGD	219,000	BNP	09/06/2016	(1,163)

						(162,582)

			Net unrealized depreciation			$(27,712)

Counterparties:

BNP — BNP Paribas SA

Currency abbreviations:

AUD — Australian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli Shekel

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-traded funds	$8,450,119	$—	$—	$8,450,119
Money market funds	3,484	—	—	3,484

Total	$8,453,603	$—	$—	$8,453,603

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$134,870	$—	$134,870
Liabilities:
Forward currency contracts	—	(162,582)	—	(162,582)

Total	$—	$(27,712)	$—	$(27,712)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.07%

AUSTRALIA — 2.47%
Alumina Ltd.	1,004,179	$1,011,275
Amcor Ltd./Australia	143,792	1,641,522
AMP Ltd.	706,373	3,119,266
APA Group	210,485	1,553,397
Asciano Ltd.	106,122	738,021
ASX Ltd.	129,392	4,887,716
Aurizon Holdings Ltd.	161,766	639,341
AusNet Services	546,924	735,771
Australia & New Zealand Banking Group Ltd.	364,847	7,165,482
Bendigo & Adelaide Bank Ltd.	58,652	452,471
BHP Billiton Ltd.	360,426	5,347,343
Boral Ltd.	223,729	1,168,211
Brambles Ltd.	558,876	5,713,206
Coca-Cola Amatil Ltd.	139,535	977,814
Commonwealth Bank of Australia	256,244	15,064,550
CSL Ltd.	87,032	7,805,543
Dexus Property Group	165,550	1,229,323
Goodman Group	254,474	1,458,334
GPT Group (The)	220,418	939,836
Incitec Pivot Ltd.	439,417	958,519
James Hardie Industries PLC	132,913	2,202,247
LendLease Group	100,276	1,022,040
Macquarie Group Ltd.	74,261	4,198,726
Medibank Pvt Ltd.	910,998	2,125,680
Mirvac Group	416,713	696,790
National Australia Bank Ltd.	386,914	7,804,723
Newcrest Mining Ltd.[a]	33,110	629,131
Orica Ltd.[b]	118,723	1,276,831
Origin Energy Ltd.	370,024	1,546,802
QBE Insurance Group Ltd.	204,336	1,703,702
Rio Tinto Ltd.	73,315	2,761,635
Santos Ltd.	271,975	907,477
Scentre Group	775,387	3,123,464
Seek Ltd.	44,935	570,352
South32 Ltd.[a]	1,247,774	1,740,260
Stockland	265,353	1,016,475
Suncorp Group Ltd.	430,581	4,395,143
Sydney Airport	438,471	2,519,445
Telstra Corp. Ltd.	928,499	4,071,921
Transurban Group	140,210	1,338,477
Treasury Wine Estates Ltd.	81,356	596,704
Vicinity Centres	627,671	1,650,632

Security	Shares	Value
Vocus Communications Ltd.	69,648	$472,718
Wesfarmers Ltd.	172,781	5,637,662
Westfield Corp.	303,846	2,466,419
Westpac Banking Corp.	495,090	11,698,953
Woodside Petroleum Ltd.	108,790	2,193,655
Woolworths Ltd.[b]	209,689	3,730,948

		136,705,953
AUSTRIA — 0.07%
Erste Group Bank AG	58,991	1,563,741
OMV AG	41,250	1,096,228
Voestalpine AG	41,624	1,467,132

		4,127,101
BELGIUM — 0.46%
Ageas	59,411	1,999,403
Anheuser-Busch InBev SA/NV	130,548	16,832,113
Groupe Bruxelles Lambert SA	40,404	3,408,966
KBC Group NVa	38,786	2,016,169
UCB SA	17,974	1,406,358

		25,663,009
BRAZIL — 0.39%
Ambev SA	520,395	3,026,676
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	520,300	3,072,803
BR Malls Participacoes SAa	492,520	2,142,319
BRF SA	94,672	1,590,363
CCR SA	189,200	1,096,311
Cia. de Saneamento Basico do Estado de Sao Paulo	141,900	1,352,097
Cielo SA	159,055	1,808,338
Embraer SA	189,264	868,328
Hypermarcas SA	189,200	1,606,713
Klabin SA Units	236,500	1,243,081
Natura Cosmeticos SA	141,900	1,461,846
TIM Participacoes SA	141,900	364,803
Ultrapar Participacoes SA	94,600	2,166,868

		21,800,546
CANADA — 3.15%
Agnico Eagle Mines Ltd.	64,328	3,748,048
Agrium Inc.	20,498	1,862,669
Alimentation Couche-Tard Inc. Class B	63,382	2,869,092
ARC Resources Ltd.	39,732	699,854
Bank of Montreal	110,532	7,094,458
Bank of Nova Scotia (The)	175,653	8,931,828
Barrick Gold Corp.	235,081	5,139,496

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2016

Security	Shares	Value
BCE Inc.	40,678	$1,950,535
Bombardier Inc. Class Ba	556,721	836,757
Brookfield Asset Management Inc. Class A	212,850	7,359,692
Cameco Corp.	118,011	1,129,387
Canadian Imperial Bank of Commerce/Canada	75,866	5,770,598
Canadian National Railway Co.	121,088	7,685,636
Canadian Natural Resources Ltd.	187,493	5,684,961
Canadian Pacific Railway Ltd.	26,488	3,973,251
Canadian Tire Corp. Ltd. Class A	7,310	769,034
Canadian Utilities Ltd. Class A	12,023	370,541
CCL Industries Inc. Class B	4,257	762,901
Cenovus Energy Inc.	128,656	1,843,933
Crescent Point Energy Corp.	71,896	1,052,486
Dollarama Inc.	36,421	2,696,280
Enbridge Inc.	162,712	6,701,631
Encana Corp.	134,805	1,085,428
Fairfax Financial Holdings Ltd.	3,311	1,777,335
Finning International Inc.	28,853	468,180
First Quantum Minerals Ltd.	137,643	1,191,664
Fortis Inc./Canada	14,846	492,381
Franco-Nevada Corp.	44,935	3,468,890
Gildan Activewear Inc.	66,220	1,945,392
Goldcorp Inc.	159,401	2,851,751
Husky Energy Inc.	91,909	1,082,568
Imperial Oil Ltd.	77,731	2,394,428
Kinross Gold Corp.[a]	101,222	523,943
Magna International Inc. Class A	59,598	2,298,822
Manulife Financial Corp.	277,196	3,783,665
National Bank of Canada	29,692	1,018,005
Open Text Corp.	21,758	1,327,454
Pembina Pipeline Corp.	38,786	1,132,603
Potash Corp. of Saskatchewan Inc.	140,619	2,194,392
Power Corp. of Canada	141,561	3,087,301
Restaurant Brands International Inc.	42,097	1,885,899
Rogers Communications Inc. Class B	97,438	4,309,075
Royal Bank of Canada	208,190	12,706,447
Saputo Inc.	18,920	569,174
Shaw Communications Inc. Class B	170,753	3,467,305
Silver Wheaton Corp.	105,952	2,961,505
SNC-Lavalin Group Inc.	65,274	2,815,584
Sun Life Financial Inc.	100,339	3,310,137
Suncor Energy Inc.	263,566	7,102,265

Security	Shares	Value
Teck Resources Ltd. Class B	79,937	$1,275,633
TELUS Corp.	22,380	749,804
Thomson Reuters Corp.	53,543	2,258,656
Toronto-Dominion Bank (The)	266,971	11,646,777
Tourmaline Oil Corp.[a]	47,500	1,218,416
TransCanada Corp.	120,837	5,609,809
Valeant Pharmaceuticals International Inc.[a,b]	57,233	1,276,282

		174,220,038
CHILE — 0.16%
AES Gener SA	626,054	302,895
Aguas Andinas SA Series A	1,121,483	678,261
Banco de Chile	5,009,184	555,377
Banco de Credito e Inversiones	11,167	496,487
Banco Santander Chile	8,538,328	438,816
Cia. Cervecerias Unidas SA	59,125	677,277
Colbun SA	2,520,144	618,983
Empresa Nacional de Electricidad SA/Chile	511,313	466,438
Empresas CMPC SA	400,158	839,319
Empresas COPEC SA	59,598	538,045
Enersis Americas SA	3,691,765	644,519
Enersis Chile SA	3,691,765	429,735
Itau CorpBanca	41,786,712	363,102
LATAM Airlines Group SAa	110,209	962,350
SACI Falabella	75,215	552,078

		8,563,682
CHINA — 2.68%
58.com Inc. ADR[a]	10,406	541,216
Agricultural Bank of China Ltd. Class H	3,311,000	1,216,032
Alibaba Group Holding Ltd. ADR[a,b]	134,332	11,079,703
Baidu Inc.[a]	35,475	5,661,810
Bank of China Ltd. Class H	13,717,000	5,638,855
Beijing Enterprises Water Group Ltd.[b]	1,892,000	1,148,373
Belle International Holdings Ltd.	946,000	625,388
Brilliance China Automotive Holdings Ltd.	1,892,000	2,099,256
China Construction Bank Corp. Class H	10,750,260	7,203,829
China Evergrande Group[b]	1,892,000	1,192,260
China Galaxy Securities Co. Ltd. Class H	709,500	613,502

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2016

Security	Shares	Value
China Gas Holdings Ltd.[b]	1,892,000	$2,989,184
China Huishan Dairy Holdings Co. Ltd.[b]	1,892,000	743,639
China Life Insurance Co. Ltd. Class H	1,892,000	4,310,667
China Mengniu Dairy Co. Ltd.	946,000	1,579,928
China Merchants Bank Co. Ltd. Class H	946,288	2,024,289
China Mobile Ltd.	946,000	11,660,500
China Overseas Land & Investment Ltd.	946,000	3,108,654
China Pacific Insurance Group Co. Ltd. Class H	567,600	2,004,168
China Petroleum & Chemical Corp. Class H	4,885,200	3,468,766
China Shenhua Energy Co. Ltd. Class H	946,000	1,806,677
China Shipping Container Lines Co. Ltd. Class Ha,b	3,346,000	698,525
China Taiping Insurance Holdings Co. Ltd.[a]	378,400	741,201
China Telecom Corp. Ltd. Class H	1,892,000	931,377
China Unicom Hong Kong Ltd.	1,892,000	2,016,358
Chongqing Changan Automobile Co. Ltd. Class B	430,479	713,956
CNOOC Ltd.	2,838,000	3,393,919
Country Garden Holdings Co. Ltd.[b]	3,322,866	1,353,135
Ctrip.com International Ltd.[a,b]	39,259	1,714,441
Fosun International Ltd.	1,657,000	2,165,218
GCL-Poly Energy Holdings Ltd.[b]	8,268,000	1,129,399
GOME Electrical Appliances Holding Ltd.[b]	6,622,000	802,155
Great Wall Motor Co. Ltd. Class H	1,028,500	1,066,943
Guangdong Investment Ltd.	1,432,000	2,195,994
Haier Electronics Group Co. Ltd.	1,419,000	2,377,206
Hengan International Group Co. Ltd.[b]	236,500	1,987,100
Industrial & Commercial Bank of China Ltd. Class H	11,378,260	6,436,970
JD.com Inc. ADR[a,b]	72,369	1,566,789
Kunlun Energy Co. Ltd.	946,000	714,381
Lenovo Group Ltd.[b]	1,892,000	1,223,956

Security	Shares	Value
Netease Inc.	10,879	$2,222,253
New Oriental Education & Technology Group Inc. ADR	31,218	1,375,465
PetroChina Co. Ltd. Class H	3,784,000	2,564,944
Ping An Insurance Group Co. of China Ltd. Class H	1,419,000	6,619,605
Qunar Cayman Islands Ltd. ADR[a,b]	14,190	426,693
Shimao Property Holdings Ltd.	829,000	1,081,126
Sino Biopharmaceutical Ltd.	946,000	631,483
Sino-Ocean Group Holding Ltd.	3,547,500	1,499,468
SouFun Holdings Ltd. ADR[a,b]	57,706	295,455
TAL Education Group Class A ADR[a,b]	18,447	1,110,694
Tencent Holdings Ltd.	946,000	22,735,842
TravelSky Technology Ltd. Class H	473,000	905,776
Vipshop Holdings Ltd. ADR[a,b]	55,341	787,502
Want Want China Holdings Ltd.[b]	2,838,000	1,737,189
YY Inc. ADR[a,b]	8,987	352,201

		148,291,415
COLOMBIA — 0.02%
Ecopetrol SAa	747,813	315,647
Grupo de Inversiones Suramericana SA	67,639	841,564

		1,157,211
CZECH REPUBLIC — 0.03%
CEZ AS	55,341	1,044,496
Komercni Banka AS	9,510	373,839
O2 Czech Republic AS	51,557	502,522

		1,920,857
DENMARK — 0.69%
Carlsberg A/S Class B	21,758	2,160,605
Chr Hansen Holding A/S	27,434	1,726,522
Danske Bank A/S	177,384	4,821,659
DSV A/S	99,608	4,435,708
Novo Nordisk A/S Class B	309,342	17,630,976
Novozymes A/S Class B	49,665	2,437,908
Pandora A/S	14,190	1,847,498
TDC A/S	219,640	1,156,408
Tryg A/S	100,276	1,870,908

		38,088,192
EGYPT — 0.03%
Commercial International Bank Egypt SAE	138,535	739,014

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2016

Security	Shares	Value
Global Telecom Holding SAE[a]	890,928	$421,387
Talaat Moustafa Group	1,105,614	682,297

		1,842,698
FINLAND — 0.26%
Fortum OYJ	55,825	927,031
Metso OYJ	66,220	1,837,194
Nokia OYJ	621,995	3,575,108
Sampo OYJ Class A	98,857	4,097,973
UPM-Kymmene OYJ	197,241	4,065,010

		14,502,316
FRANCE — 3.12%
Accor SA	63,604	2,661,861
Air Liquide SA	46,876	5,000,259
Airbus Group SE	87,505	5,149,978
Alstom SAa	41,219	1,014,741
Arkema SA	11,313	966,139
AXA SA	276,232	5,631,185
BNP Paribas SA	161,294	8,000,183
Bouygues SA	62,674	1,854,455
Capgemini SA	62,165	5,974,904
Carrefour SA	82,441	2,065,510
Christian Dior SE	8,041	1,454,432
Cie. de Saint-Gobain	92,944	3,939,124
Cie. Generale des Etablissements Michelin Class B	41,624	4,256,172
Credit Agricole SA	239,811	2,123,897
Danone SA	87,195	6,716,203
Edenred	63,049	1,430,185
Engie SA	193,930	3,193,298
Essilor International SA	54,868	7,028,349
Groupe Eurotunnel SE Registered	119,196	1,238,806
Hermes International	3,311	1,424,732
Iliad SA	6,149	1,195,414
Ingenico Group SA	4,730	518,512
Kering	17,501	3,325,028
L’Oreal SA	37,454	7,130,573
Legrand SA	40,205	2,218,740
LVMH Moet Hennessy Louis Vuitton SE	44,045	7,555,463
Orange SA	295,072	4,517,213
Pernod Ricard SA	48,246	5,513,804
Publicis Groupe SA	25,542	1,902,253
Renault SA	29,326	2,566,116
Safran SA	42,570	2,894,319
Sanofi	172,172	14,661,268

Security	Shares	Value
Schneider Electric SE	82,441	$5,394,941
SES SA	96,965	2,124,709
SFR Group SA	15,609	368,819
Societe Generale SA	110,682	3,781,799
Suez	52,540	852,798
Technip SA	40,205	2,244,591
Total SA	320,694	15,334,430
Unibail-Rodamco SE	18,259	5,025,924
Veolia Environnement SA	58,894	1,307,945
Vinci SA	69,256	5,257,779
Vivendi SA	173,392	3,409,656
Wendel SA	8,041	858,452
Zodiac Aerospace	53,449	1,204,353

		172,289,312
GERMANY — 2.83%
adidas AG	35,002	5,743,942
Allianz SE Registered	66,430	9,530,815
BASF SE	138,589	10,888,700
Bayer AG Registered	122,034	13,130,622
Bayerische Motoren Werke AG	56,287	4,849,756
Beiersdorf AG	19,393	1,821,427
Commerzbank AG	209,066	1,378,415
Continental AG	13,244	2,776,896
Daimler AG Registered	128,656	8,750,151
Deutsche Bank AG Registered[a]	200,552	2,696,815
Deutsche Boerse AG	44,407	3,729,824
Deutsche Post AG Registered	164,166	4,899,716
Deutsche Telekom AG Registered	477,730	8,133,527
Deutsche Wohnen AG Bearer	29,799	1,115,479
E.ON SE	303,193	3,252,127
Fresenius Medical Care AG & Co. KGaA	55,814	5,102,972
Fresenius SE & Co. KGaA	53,922	4,027,324
GEA Group AG	25,069	1,338,175
HeidelbergCement AG	27,092	2,294,592
Henkel AG & Co. KGaA	20,812	2,259,811
Infineon Technologies AG	197,272	3,264,873
Lanxess AG	27,907	1,318,497
Linde AG	37,454	5,390,336
MAN SE	24,596	2,579,371
Merck KGaA	19,393	2,141,732
METRO AG	51,581	1,660,044
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	31,802	5,305,940

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2016

Security	Shares	Value
Osram Licht AG	44,935	$2,336,057
ProSiebenSat.1 Media SE Registered	39,259	1,795,128
RWE AGa	65,274	1,160,949
SAP SE	142,503	12,494,951
Siemens AG Registered	121,088	13,150,701
ThyssenKrupp AG	93,745	2,149,023
Vonovia SE	75,207	2,981,354
Zalando SEa,b,c	18,920	717,761

		156,167,803
GREECE — 0.03%
Alpha Bank AEa	252,928	500,621
Eurobank Ergasias SAa	452,998	258,348
JUMBO SA	28,304	334,551
National Bank of Greece SAa	1,389,622	313,897
Piraeus Bank SAa	1,568,450	263,088

		1,670,505
HONG KONG — 1.17%
AIA Group Ltd.[b]	1,797,400	11,129,591
Bank of East Asia Ltd. (The)[b]	473,000	1,953,576
Cheung Kong Property Holdings Ltd.	709,516	5,065,392
CK Hutchison Holdings Ltd.	586,016	6,857,036
CLP Holdings Ltd.	236,500	2,462,542
Galaxy Entertainment Group Ltd.[b]	946,000	3,145,226
Hang Lung Properties Ltd.[b]	946,000	2,048,054
Hang Seng Bank Ltd.[b]	165,800	2,959,207
Henderson Land Development Co. Ltd.	690,602	4,111,600
Hong Kong & China Gas Co. Ltd.[b]	1,381,789	2,564,161
Hong Kong Exchanges and Clearing Ltd.[b]	165,300	4,079,272
Li & Fung Ltd.[b]	1,898,000	949,006
Link REIT	473,000	3,529,237
New World Development Co. Ltd.	1,601,666	1,861,742
Sands China Ltd.[b]	378,400	1,443,391
Swire Pacific Ltd. Class Ab	473,000	5,650,436
Techtronic Industries Co. Ltd.	236,500	1,001,170
WH Group Ltd.[b,c]	946,000	744,858
Wharf Holdings Ltd. (The)	473,200	3,259,369

		64,814,866
HUNGARY — 0.04%
OTP Bank PLC	89,181	2,172,648

		2,172,648

Security	Shares	Value
INDIA — 0.70%
Dr. Reddy’s Laboratories Ltd. ADR	97,608	$4,260,589
ICICI Bank Ltd. ADR	541,585	4,105,214
Infosys Ltd. ADR	549,779	9,032,869
Larsen & Toubro Ltd. GDR[b,d]	194,403	4,519,870
Reliance Industries Ltd. GDR[c]	250,353	7,548,143
Tata Motors Ltd. ADR	113,582	4,296,807
Wipro Ltd. ADR[b]	410,091	4,650,432

		38,413,924
INDONESIA — 0.30%
Astra International Tbk PT	4,257,000	2,510,618
Bank Central Asia Tbk PT	3,736,700	4,122,252
Bank Mandiri Persero Tbk PT	1,182,957	912,155
Bank Negara Indonesia Persero Tbk PT	1,987,788	811,900
Bank Rakyat Indonesia Persero Tbk PT	1,892,000	1,664,717
Charoen Pokphand Indonesia Tbk PT	2,150,945	615,799
Indocement Tunggal Prakarsa Tbk PT	359,400	468,508
Indofood Sukses Makmur Tbk PT	1,301,400	827,129
Kalbe Farma Tbk PT	5,344,900	683,491
Perusahaan Gas Negara Persero Tbk PT	1,655,500	415,818
Semen Indonesia Persero Tbk PT	709,500	507,811
Telekomunikasi Indonesia Persero Tbk PT	5,676,000	1,832,995
Unilever Indonesia Tbk PT	236,500	813,400
United Tractors Tbk PT	493,606	593,526

		16,780,119
IRELAND — 0.12%
Bank of Ireland[a]	4,151,521	858,852
CRH PLC	92,708	2,848,354
Kerry Group PLC Class A	22,704	1,943,510
Paddy Power Betfair PLC	8,987	1,055,220

		6,705,936
ISRAEL — 0.25%
Israel Chemicals Ltd.	160,487	646,765
Mizrahi Tefahot Bank Ltd.	69,058	843,249
Mobileye NVa,b	23,177	1,110,410
Nice Ltd.	41,151	2,823,369
Teva Pharmaceutical Industries Ltd.	151,833	8,178,442

		13,602,235

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2016

Security	Shares	Value
ITALY — 0.66%
Assicurazioni Generali SpA	108,994	$1,435,777
Atlantia SpA	112,574	2,813,551
CNH Industrial NV	262,988	1,876,272
Enel SpA	795,597	3,663,689
Eni SpA	341,033	5,217,009
Ferrari NV	20,812	941,161
Fiat Chrysler Automobiles NVb	165,999	1,069,220
Intesa Sanpaolo SpA	1,999,371	4,404,521
Leonardo-Finmeccanica SpA[a]	218,940	2,499,712
Luxottica Group SpA	35,948	1,745,033
Mediobanca SpA	283,327	1,984,943
Snam SpA	703,351	4,070,255
Telecom Italia SpA/Milano[a,b]	1,910,447	1,631,110
Tenaris SA	34,529	461,800
UniCredit SpA	690,298	1,692,062
Unione di Banche Italiane SpA	392,117	1,203,203

		36,709,318
JAPAN — 7.75%
Acom Co. Ltd.[a]	283,800	1,356,901
Aeon Co. Ltd.	236,500	3,419,944
Aisin Seiki Co. Ltd.	94,600	4,379,929
Ajinomoto Co. Inc.	47,300	1,217,749
Asahi Group Holdings Ltd.	141,900	4,840,537
ASICS Corp.	141,900	2,634,880
Astellas Pharma Inc.	473,000	7,945,255
Bandai Namco Holdings Inc.	94,600	2,526,420
Bridgestone Corp.	144,300	5,070,247
Canon Inc.	189,200	5,418,373
Casio Computer Co. Ltd.[b]	94,600	1,363,362
Central Japan Railway Co.	47,300	8,870,625
Chugoku Electric Power Co. Inc. (The)	141,900	1,790,279
Concordia Financial Group Ltd.[a]	756,800	3,280,193
Dai-ichi Life Insurance Co. Ltd. (The)	189,200	2,503,344
Daiichi Sankyo Co. Ltd.	189,200	4,543,311
Daikin Industries Ltd.	47,300	4,159,317
Daiwa House Industry Co. Ltd.	47,300	1,337,978
Daiwa Securities Group Inc.	473,000	2,701,341
Denso Corp.	141,900	5,602,063
East Japan Railway Co.	94,600	8,755,242
Eisai Co. Ltd.	47,300	2,789,493
FANUC Corp.	47,300	7,996,024
Fast Retailing Co. Ltd.	9,000	2,935,747

Security	Shares	Value
Fuji Heavy Industries Ltd.	92,900	$3,639,494
FUJIFILM Holdings Corp.	141,900	5,163,147
Fujitsu Ltd.	473,000	1,998,429
Hitachi Ltd.	946,000	4,398,390
Honda Motor Co. Ltd.	283,800	7,868,641
Hoya Corp.	94,600	3,392,253
ITOCHU Corp.	236,500	2,705,725
Japan Tobacco Inc.	189,200	7,430,648
JFE Holdings Inc.	94,600	1,252,134
JTEKT Corp.	71,600	1,016,520
JX Holdings Inc.	542,680	2,054,014
Kakaku.com Inc.	94,600	1,977,199
Kansai Electric Power Co. Inc. (The)[a]	94,600	882,816
Kao Corp.	141,900	7,688,644
KDDI Corp.	283,800	8,709,089
Keikyu Corp.	473,000	4,818,383
Keyence Corp.	10,000	7,115,188
Kintetsu Group Holdings Co. Ltd.	946,000	4,107,626
Kobe Steel Ltd.	946,000	830,756
Komatsu Ltd.	189,200	3,728,247
Kyocera Corp.	94,600	4,514,696
Kyushu Electric Power Co. Inc.	189,200	1,783,356
Marubeni Corp.	473,000	2,220,887
Mazda Motor Corp.	94,600	1,428,438
Mitsubishi Chemical Holdings Corp.	662,200	3,633,910
Mitsubishi Corp.	236,500	4,104,164
Mitsubishi Electric Corp.	473,000	5,619,139
Mitsubishi Heavy Industries Ltd.	946,000	4,090,087
Mitsubishi UFJ Financial Group Inc.	1,986,600	10,118,605
Mitsui & Co. Ltd.	331,100	3,904,321
Mitsui Fudosan Co. Ltd.	165,000	3,628,116
Mizuho Financial Group Inc.	3,642,100	5,938,380
MS&AD Insurance Group Holdings Inc.	94,600	2,774,724
Murata Manufacturing Co. Ltd.	47,300	5,919,135
NEC Corp.	592,000	1,640,513
Nidec Corp.	47,600	4,382,163
Nippon Steel & Sumitomo Metal Corp.	142,234	2,706,311
Nippon Telegraph & Telephone Corp.	141,900	6,758,198
Nissan Motor Co. Ltd.	473,000	4,670,693

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2016

Security	Shares	Value
Nitto Denko Corp.	47,300	$3,189,640
Nomura Holdings Inc.	595,200	2,724,963
Nomura Real Estate Master Fund Inc.	1,892	3,132,872
NTT DOCOMO Inc.	260,320	6,983,947
Olympus Corp.	47,300	1,652,281
Ono Pharmaceutical Co. Ltd.	94,600	3,418,098
ORIX Corp.	354,200	5,059,753
Panasonic Corp.	378,400	3,732,862
Rakuten Inc.	236,500	2,712,648
Resona Holdings Inc.	473,000	1,915,353
SBI Holdings Inc./Japan	331,130	3,647,810
Secom Co. Ltd.	47,300	3,581,019
Seven & I Holdings Co. Ltd.	189,200	7,943,871
Seven Bank Ltd.	614,900	2,123,965
Shin-Etsu Chemical Co. Ltd.	94,600	6,520,509
Shionogi & Co. Ltd.	47,300	2,469,191
Shiseido Co. Ltd.	47,300	1,338,901
SoftBank Group Corp.	141,900	7,896,333
Sony Corp.	236,500	7,573,723
Sumitomo Chemical Co. Ltd.	473,000	2,123,042
Sumitomo Corp.	354,200	3,746,429
Sumitomo Electric Industries Ltd.	354,200	4,957,798
Sumitomo Mitsui Financial Group Inc.	189,200	6,106,978
Sumitomo Mitsui Trust Holdings Inc.	946,080	3,203,296
Suruga Bank Ltd.	94,600	2,183,965
Suzuki Motor Corp.	94,600	2,942,721
T&D Holdings Inc.	189,200	1,968,891
Takeda Pharmaceutical Co. Ltd.	141,900	6,352,512
TDK Corp.	47,300	2,949,183
Terumo Corp.	94,600	4,093,780
Tohoku Electric Power Co. Inc.	189,200	2,440,576
Tokio Marine Holdings Inc.	189,200	7,458,340
Tokyo Electric Power Co. Holdings Inc.[a]	331,100	1,305,210
Tokyo Electron Ltd.	47,300	4,167,163
Tokyo Gas Co. Ltd.	473,000	2,026,121
Toray Industries Inc.	473,000	4,341,622
Toshiba Corp.[a,b]	946,000	2,484,883
Toyota Motor Corp.	425,700	24,482,371
USS Co. Ltd.	189,200	3,236,255

		428,240,608
MALAYSIA — 0.29%
AirAsia Bhd	1,229,800	885,226
Alliance Financial Group Bhd	898,700	878,719

Security	Shares	Value
CIMB Group Holdings Bhd	718,400	$774,788
DiGi.Com Bhd[b]	756,800	922,179
Genting Bhd	189,600	382,880
Genting Plantations Bhd	189,200	489,907
Hong Leong Bank Bhd	118,900	383,237
Hong Leong Financial Group Bhd	236,500	884,297
IHH Healthcare Bhd[b]	1,324,400	2,127,890
IJM Corp. Bhd	378,420	315,156
IOI Properties Group Bhd	520,315	301,669
Lafarge Malaysia Bhd	283,800	554,283
Malaysia Airports Holdings Bhd	283,800	414,841
Maxis Bhd[b]	475,000	702,494
Petronas Gas Bhd	141,900	773,208
PPB Group Bhd	189,200	743,692
Public Bank Bhd	365,470	1,750,808
RHB Bank Bhd	190,938	238,761
Sapurakencana Petroleum Bhd[b]	1,702,800	598,208
Telekom Malaysia Bhd[b]	614,900	1,031,757
Tenaga Nasional Bhd	189,200	668,394
YTL Power International Bhd	944,490	331,807

		16,154,201
MEXICO — 0.41%
Alfa SAB de CV	818,900	1,341,323
America Movil SAB de CV	4,824,600	2,775,785
Cemex SAB de CV CPO[a]	3,263,737	2,489,162
Fomento Economico Mexicano SAB de CV	567,600	5,081,719
Gentera SAB de CV	1,040,600	1,934,941
Grupo Financiero Banorte SAB de CV	425,700	2,333,122
Grupo Mexico SAB de CV Series B	614,928	1,485,076
Grupo Televisa SAB	378,400	2,010,069
Mexichem SAB de CV	283,847	618,997
Wal-Mart de Mexico SAB de CV	1,135,200	2,596,145

		22,666,339
NETHERLANDS — 1.02%
Aegon NV	201,620	822,033
Akzo Nobel NV	61,720	4,000,308
Altice NV Class Aa,b	71,896	1,067,280
ASML Holding NV	51,605	5,709,562
Gemalto NVb	15,136	998,117
Heineken NV	45,408	4,287,654
ING Groep NV	538,784	6,024,955
Koninklijke Ahold Delhaize NV	171,615	4,099,167

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2016

Security	Shares	Value
Koninklijke DSM NV	23,815	$1,524,899
Koninklijke KPN NV	653,213	2,149,731
Koninklijke Philips NV	186,007	4,965,018
NXP Semiconductors NVa	31,218	2,625,121
RELX NV	377,524	6,828,542
Unilever NV CVA	200,167	9,274,680
Wolters Kluwer NV	47,773	2,010,009

		56,387,076
NEW ZEALAND — 0.03%
Auckland International Airport Ltd.	269,899	1,436,525

		1,436,525
NORWAY — 0.20%
DNB ASA	147,576	1,626,807
Orkla ASA	445,802	4,144,213
Statoil ASA	101,283	1,596,882
Telenor ASA	191,565	3,204,539
Yara International ASA	14,659	477,385

		11,049,826
PERU — 0.05%
Credicorp Ltd.	15,788	2,531,290

		2,531,290
PHILIPPINES — 0.20%
Aboitiz Equity Ventures Inc.	364,900	604,165
Aboitiz Power Corp.	1,202,000	1,154,543
Alliance Global Group Inc.	898,700	308,278
Ayala Land Inc.	1,277,100	1,070,801
Bank of the Philippine Islands	664,449	1,354,003
BDO Unibank Inc.	714,232	1,716,219
Jollibee Foods Corp.	374,540	2,027,334
Metropolitan Bank & Trust Co.	179,857	362,501
Philippine Long Distance Telephone Co.	9,510	422,308
Security Bank Corp.	122,980	571,696
SM Prime Holdings Inc.	2,330,825	1,444,706

		11,036,554
POLAND — 0.13%
Alior Bank SAa	87,838	1,138,850
Bank Handlowy w Warszawie SA	16,730	295,384
Bank Millennium SAa	629,563	740,282
Bank Pekao SA	17,501	554,236
CCC SA	10,406	474,882
Cyfrowy Polsat SAa	125,345	758,506
Eurocash SA	30,272	406,476
KGHM Polska Miedz SA	17,501	352,941

Security	Shares	Value
mBank SAa	7,568	$590,285
Polski Koncern Naftowy ORLEN SA	17,028	273,016
Powszechna Kasa Oszczednosci Bank Polski SAa	163,108	996,655
Synthos SAa	763,609	776,352

		7,357,865
PORTUGAL — 0.08%
Banco Espirito Santo SA Registered[a]	1	—
EDP – Energias de Portugal SA	604,494	2,073,894
Jeronimo Martins SGPS SA	127,710	2,138,606

		4,212,500
QATAR — 0.11%
Ezdan Holding Group QSC	156,090	842,699
Masraf Al Rayan QSC	158,928	1,592,968
Ooredoo QSC	30,745	802,069
Qatar Insurance Co. SAQ	34,420	747,655
Qatar National Bank SAQ	38,623	1,607,899
Vodafone Qatar QSC	75,680	241,283

		5,834,573
RUSSIA — 0.35%
Lukoil PJSC ADR	100,749	4,378,350
Magnit PJSC GDR[d]	92,235	3,539,057
MMC Norilsk Nickel PJSC ADR	52,143	767,545
Mobile TeleSystems PJSC ADR	292,238	2,597,996
Novatek OJSC GDR[d]	37,367	3,729,226
Surgutneftegas OJSC ADR	211,666	998,090
Tatneft PJSC ADR	112,068	3,165,921

		19,176,185
SINGAPORE — 0.41%
Ascendas REIT[b]	1,524,199	2,780,350
CapitaLand Ltd.[b]	1,844,700	4,353,882
CapitaLand Mall Trust[b]	1,419,000	2,260,934
Genting Singapore PLC	1,419,000	829,361
Global Logistic Properties Ltd.[b]	709,500	1,011,609
Hutchison Port Holdings Trust[b]	1,419,000	674,025
Keppel Corp. Ltd.[b]	430,100	1,681,204
Noble Group Ltd.[a,b]	4,584,500	552,966
Oversea-Chinese Banking Corp. Ltd.[b]	425,700	2,725,798
Singapore Press Holdings Ltd.[b]	236,000	664,195
Singapore Telecommunications Ltd.[b]	1,560,900	4,857,838

		22,392,162

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2016

Security	Shares	Value
SOUTH AFRICA — 0.75%
Brait SEa,b	148,522	$1,336,623
Capitec Bank Holdings Ltd.[b]	30,272	1,344,039
FirstRand Ltd.	1,130,943	3,963,970
Fortress Income Fund Ltd.	293,260	772,126
Gold Fields Ltd.	83,721	517,738
Growthpoint Properties Ltd.	577,533	1,097,742
MMI Holdings Ltd./South Africa	587,466	981,441
Mr. Price Group Ltd.	99,330	1,640,095
MTN Group Ltd.	254,483	2,575,119
Naspers Ltd. Class N	73,315	11,527,849
PSG Group Ltd.	66,220	946,894
Redefine Properties Ltd.	1,199,055	1,037,053
Sanlam Ltd.	862,279	4,067,882
Sappi Ltd.[a]	343,398	1,749,316
Sasol Ltd.	94,687	2,518,566
Standard Bank Group Ltd.	396,875	3,966,460
Woolworths Holdings Ltd./South Africa	216,634	1,397,503

		41,440,416
SOUTH KOREA — 1.53%
AmorePacific Corp.	8,041	2,785,259
AmorePacific Group	11,825	1,525,432
BGF retail Co. Ltd.	4,730	842,419
Celltrion Inc.[a,b]	18,536	1,722,624
CJ CheilJedang Corp.	3,311	1,163,129
CJ Corp.	1,892	338,656
CJ E&M Corp.	4,730	300,230
Coway Co. Ltd.	7,878	602,727
Doosan Heavy Industries & Construction Co. Ltd.	32,637	763,371
GS Engineering & Construction Corp.[a,b]	40,205	1,030,115
GS Retail Co. Ltd.	7,568	340,514
Hana Financial Group Inc.	36,714	902,978
Hankook Tire Co. Ltd.	10,879	526,395
Hanmi Pharm Co. Ltd.	1,452	792,012
Hanmi Science Co. Ltd.	4,356	559,982
Hanssem Co. Ltd.[b]	2,838	435,777
Hanwha Corp.	48,246	1,533,328
Hyundai Development Co. – Engineering & Construction	8,296	328,093
Hyundai Engineering & Construction Co. Ltd.	10,860	356,781
Hyundai Glovis Co. Ltd.	3,784	567,524

Security	Shares	Value
Hyundai Heavy Industries Co. Ltd.[a,b]	14,190	$1,589,827
Hyundai Marine & Fire Insurance Co. Ltd.	8,682	234,848
Hyundai Mobis Co. Ltd.	8,514	1,938,196
Hyundai Motor Co.	21,285	2,508,253
Hyundai Steel Co.	7,095	320,499
KB Financial Group Inc.	54,315	1,706,814
KCC Corp.	2,838	999,501
Kia Motors Corp.	32,637	1,228,094
Korea Aerospace Industries Ltd. Class A	28,853	2,076,108
Korea Electric Power Corp.	37,367	2,044,902
Korea Zinc Co. Ltd.	1,892	859,731
KT Corp.	49,140	1,392,845
KT&G Corp.	16,218	1,751,889
LG Chem Ltd.	6,622	1,439,501
LG Corp.	11,806	669,268
LG Display Co. Ltd.	32,755	906,490
LG Electronics Inc.	17,028	813,282
LG Household & Health Care Ltd.	946	851,286
Lotte Chemical Corp.	7,568	2,050,518
Lotte Confectionery Co. Ltd.[b]	4,405	745,211
Lotte Shopping Co. Ltd.	1,892	325,989
Mirae Asset Securities Co. Ltd.	14,663	347,545
NAVER Corp.	3,904	2,474,526
NCsoft Corp.	2,365	529,942
OCI Co. Ltd.[a,b]	14,190	1,178,119
Orion Corp./Republic of Korea	485	398,773
Ottogi Corp.	473	329,789
POSCO	9,462	1,913,264
Samsung C&T Corp.	8,984	1,086,758
Samsung Electronics Co. Ltd.	15,136	20,795,701
Samsung Fire & Marine Insurance Co. Ltd.	4,730	1,125,336
Samsung SDI Co. Ltd.	7,685	723,803
Shinhan Financial Group Co. Ltd.	55,935	1,994,914
SK Holdings Co. Ltd.	7,095	1,320,633
SK Hynix Inc.	84,667	2,600,138
SK Innovation Co. Ltd.	20,339	2,650,979
SK Telecom Co. Ltd.	5,203	1,068,330
Woori Bank	44,935	405,163

		84,814,111
SPAIN — 0.93%
ACS Actividades de Construccion y Servicios SA	85,884	2,463,421
Amadeus IT Holding SA Class A	69,058	3,243,028

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2016

Security	Shares	Value
Banco Bilbao Vizcaya Argentaria SA	880,066	$5,142,101
Banco de Sabadell SA	1,321,548	1,807,376
Banco Popular Espanol SAb	1,223,666	1,713,193
Banco Santander SA	1,736,860	7,368,876
Bankia SA	1,160,742	890,428
Distribuidora Internacional de Alimentacion SA	142,373	888,544
Ferrovial SA	89,750	1,858,221
Grifols SA	94,974	2,082,675
Iberdrola SA	855,184	5,876,525
Iberdrola SA New[a]	19,848	136,387
Industria de Diseno Textil SA	210,958	7,298,866
International Consolidated Airlines Group SA	285,219	1,539,554
Red Electrica Corp. SA	51,216	1,173,510
Repsol SA	259,297	3,269,288
Telefonica SA	484,825	4,753,622

		51,505,615
SWEDEN — 0.87%
Atlas Copco AB Class A	246,433	6,939,538
Boliden AB	105,006	2,315,856
Electrolux AB Class B	23,177	629,577
Hennes & Mauritz AB Class B	162,239	4,914,663
Hexagon AB Class B	28,819	1,139,805
Investor AB Class B	69,757	2,409,868
Lundin Petroleum ABa,b	61,490	1,020,342
Millicom International Cellular SA SDR	9,460	506,623
Nordea Bank AB	521,720	4,661,817
Sandvik AB	291,368	3,131,043
Skandinaviska Enskilda Banken AB Class A	231,211	2,033,467
SKF AB Class B	60,450	960,581
Svenska Cellulosa AB SCA Class B	23,650	705,337
Svenska Handelsbanken AB Class A	368,467	4,447,477
Swedbank AB Class A	137,643	2,900,158
Telefonaktiebolaget LM Ericsson Class B	535,909	4,006,726
Telia Co. AB	359,002	1,642,842
Volvo AB Class B	346,998	3,708,512

		48,074,232
SWITZERLAND — 2.99%
ABB Ltd. Registered	344,464	7,342,292
Actelion Ltd. Registered	26,961	4,795,484

Security	Shares	Value
Adecco Group AG Registered	23,177	$1,275,820
Aryzta AG	14,190	535,181
Barry Callebaut AG Registered	1,419	1,861,754
Cie. Financiere Richemont SA Class A Registered	89,082	5,433,684
Credit Suisse Group AG Registered	239,071	2,758,179
Galenica AG Registered	1,419	1,835,325
Geberit AG Registered	5,676	2,196,517
Givaudan SA Registered	2,365	4,874,624
Julius Baer Group Ltd.	63,858	2,628,456
Kuehne + Nagel International AG Registered	3,784	532,489
LafargeHolcim Ltd. Registered	75,680	3,611,528
Lonza Group AG Registered	24,123	4,560,269
Nestle SA Registered	454,553	36,544,848
Novartis AG Registered	323,532	26,881,494
Roche Holding AG	101,222	25,922,133
Schindler Holding AG Participation Certificates	3,311	636,882
Schindler Holding AG Registered	3,784	732,955
SGS SA Registered	946	2,099,612
Sonova Holding AG Registered	4,257	584,955
Swatch Group AG (The) Bearer[b]	5,676	1,492,340
Swiss Prime Site AG Registered	9,386	864,839
Swiss Re AG	64,885	5,461,633
Swisscom AG Registered	3,311	1,634,516
Syngenta AG Registered	15,852	6,250,915
UBS Group AG	504,174	6,964,378
Zurich Insurance Group AG	20,838	5,021,646

		165,334,748
TAIWAN — 1.28%
Acer Inc.	2,365,000	1,126,085
Advanced Semiconductor Engineering Inc.	2,365,524	2,815,835
Chang Hwa Commercial Bank Ltd.	2,235,276	1,200,858
China Airlines Ltd.	3,311,000	974,952
China Development Financial Holding Corp.	1,932,000	469,640
China Steel Corp.	1,460,305	1,008,669
Chunghwa Telecom Co. Ltd.	1,419,140	5,045,653
CTBC Financial Holding Co. Ltd.	1,374,984	758,065
E.Sun Financial Holding Co. Ltd.	754,418	420,657
EVA Airways Corp.[a]	2,376,581	1,131,599
Far EasTone Telecommunications Co. Ltd.	473,000	1,086,079

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2016

Security	Shares	Value
First Financial Holding Co. Ltd.	947,409	$525,300
Formosa Plastics Corp.	491,160	1,197,013
Formosa Taffeta Co. Ltd.	473,000	448,211
Highwealth Construction Corp.	473,000	720,842
Hon Hai Precision Industry Co. Ltd.	2,278,091	6,272,725
Hua Nan Financial Holdings Co. Ltd.	2,242,166	1,222,119
Inotera Memories Inc.[a]	946,000	770,479
MediaTek Inc.	473,000	3,607,916
Mega Financial Holding Co. Ltd.	1,021,287	799,805
Nan Ya Plastics Corp.	478,830	905,972
Phison Electronics Corp.	473,000	3,911,662
Siliconware Precision Industries Co. Ltd.	874,454	1,314,845
SinoPac Financial Holdings Co. Ltd.	1,133,475	365,717
Taishin Financial Holding Co. Ltd.	966,043	387,349
Taiwan Business Bank[a]	6,624,753	1,745,268
Taiwan Cooperative Financial Holding Co. Ltd.	3,360,451	1,573,748
Taiwan Mobile Co. Ltd.	473,000	1,629,859
Taiwan Semiconductor Manufacturing Co. Ltd.	4,257,000	23,003,242
Uni-President Enterprises Corp.	1,150,600	2,350,002
United Microelectronics Corp.	5,203,000	1,939,533

		70,729,699
THAILAND — 0.21%
Bangkok Dusit Medical Services PCL NVDR[b]	2,317,700	1,497,222
Bangkok Expressway & Metro PCL	4,257,000	1,026,667
BEC World PCL NVDR[b]	851,400	603,778
Central Pattana PCL NVDR	1,208,000	1,994,258
Charoen Pokphand Foods PCL NVDR	1,797,400	1,444,938
Energy Absolute PCL NVDR[b]	1,371,700	1,033,796
Glow Energy PCL NVDR	542,600	1,335,858
Indorama Ventures PCL NVDR	1,939,333	1,851,359
Kasikornbank PCL NVDR[b]	94,623	536,550

		11,324,426
TURKEY — 0.14%
Akbank TAS	245,014	630,941
Anadolu Efes Biracilik ve Malt Sanayii AS	64,546	436,905

Security	Shares	Value
Arcelik AS	93,745	$640,193
BIM Birlesik Magazalar AS	39,112	722,031
Coca-Cola Icecek AS	39,335	486,993
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	863,225	770,801
TAV Havalimanlari Holding AS	97,795	357,801
Turk Hava Yollari AOa,b	364,297	629,873
Turkiye Garanti Bankasi AS	449,350	1,101,528
Turkiye Halk Bankasi AS	98,384	258,615
Turkiye Sise ve Cam Fabrikalari AS	748,937	841,573
Turkiye Vakiflar Bankasi Tao Class Db	428,538	633,459

		7,510,713
UNITED ARAB EMIRATES — 0.09%
Abu Dhabi Commercial Bank PJSC	370,611	686,111
Aldar Properties PJSC	1,719,828	1,348,481
DP World Ltd.	51,343	872,317
Dubai Financial Market PJSC	1,395,215	501,398
Emaar Properties PJSC	764,841	1,420,113

		4,828,420
UNITED KINGDOM — 6.48%
3i Group PLC	527,187	4,318,669
Aggreko PLC	54,868	936,829
Anglo American PLC	216,161	2,383,510
Antofagasta PLC[b]	73,315	487,188
ARM Holdings PLC	204,809	4,546,586
Ashtead Group PLC	27,434	435,633
AstraZeneca PLC	193,930	12,997,637
Auto Trader Group PLC[c]	313,599	1,543,467
Aviva PLC	438,097	2,274,878
BAE Systems PLC	586,570	4,158,734
Barclays PLC	2,266,456	4,650,679
Barratt Developments PLC	39,732	230,791
Berkeley Group Holdings PLC	7,095	252,740
BHP Billiton PLC	274,813	3,446,920
BP PLC	2,541,902	14,405,693
British American Tobacco PLC	273,394	17,512,226
British Land Co. PLC (The)	399,701	3,560,884
BT Group PLC	1,219,882	6,694,773
Burberry Group PLC	72,842	1,276,603
Capita PLC	54,395	693,314
Carnival PLC	61,372	2,967,634
Centrica PLC	1,112,496	3,561,195

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2016

Security	Shares	Value
Compass Group PLC	396,847	$7,566,196
Diageo PLC	320,802	9,204,324
Experian PLC	365,629	7,170,034
Fresnillo PLC	90,816	2,328,331
GlaxoSmithKline PLC	730,865	16,379,841
Glencore PLC	1,748,681	4,335,820
HSBC Holdings PLC	2,748,130	18,064,680
Imperial Brands PLC	142,503	7,536,833
Inmarsat PLC	193,457	2,008,590
Intertek Group PLC	29,799	1,434,200
J Sainsbury PLC[b]	506,082	1,507,128
Johnson Matthey PLC	85,353	3,712,468
Kingfisher PLC	196,768	878,580
Land Securities Group PLC	261,711	3,801,363
Legal & General Group PLC	1,676,584	4,578,884
Liberty Global PLC LiLAC Class Ca,b	15,128	529,480
Lloyds Banking Group PLC	6,840,026	4,826,820
London Stock Exchange Group PLC	17,767	654,602
Marks & Spencer Group PLC	491,447	2,083,414
Mediclinic International PLC	24,596	350,727
National Grid PLC	580,851	8,352,053
Next PLC	19,393	1,293,842
Old Mutual PLC	1,305,480	3,650,301
Pearson PLC	226,330	2,650,396
Persimmon PLC	17,028	381,398
Petrofac Ltd.	47,773	472,857
Prudential PLC	407,953	7,230,885
Randgold Resources Ltd.	41,310	4,867,698
Reckitt Benckiser Group PLC	86,209	8,380,741
RELX PLC	389,339	7,417,881
Rio Tinto PLC	181,632	5,935,978
Rolls-Royce Holdings PLC	379,819	3,988,901
Royal Bank of Scotland Group PLC[a]	350,493	895,333
Royal Dutch Shell PLC Class A	497,596	12,843,199
Royal Dutch Shell PLC Class B	559,212	14,864,169
RSA Insurance Group PLC	97,911	646,992
SABMiller PLC	164,864	9,661,804
Severn Trent PLC	21,285	692,090
Shire PLC	160,350	10,370,201
Sky PLC	192,560	2,353,369
Smith & Nephew PLC	254,146	4,194,252
SSE PLC	196,838	3,961,943

Security	Shares	Value
Standard Chartered PLC	525,030	$4,214,561
Standard Life PLC	725,378	2,917,183
Tate & Lyle PLC	45,881	440,424
Taylor Wimpey PLC	628,617	1,291,149
Tesco PLC[a]	1,165,028	2,413,021
Unilever PLC	210,098	9,856,599
Vedanta Ltd. ADR	213,796	2,078,097
Vodafone Group PLC	4,072,057	12,410,555
Weir Group PLC (The)	48,246	938,424
Wm Morrison Supermarkets PLC[b]	650,848	1,605,556
Wolseley PLC	81,597	4,559,878
WPP PLC	348,836	7,864,281

		357,984,909
UNITED STATES — 53.14%
3M Co.	105,479	18,813,234
Abbott Laboratories	216,692	9,696,967
AbbVie Inc.	229,405	15,193,493
Accenture PLC Class A	114,466	12,912,909
Activision Blizzard Inc.	85,140	3,419,222
Acuity Brands Inc.	5,676	1,489,553
Adobe Systems Inc.[a]	106,898	10,461,038
Advance Auto Parts Inc.	13,717	2,329,970
AES Corp./VA	251,320	3,103,802
Aetna Inc.	51,557	5,939,882
Aflac Inc.	75,850	5,482,438
AGCO Corp.	23,829	1,147,605
Agilent Technologies Inc.	28,380	1,365,362
Air Products & Chemicals Inc.	40,678	6,078,107
Akamai Technologies Inc.[a]	35,570	1,797,352
Alcoa Inc.	160,820	1,707,908
Alexion Pharmaceuticals Inc.[a]	35,948	4,622,913
Alleghany Corp.[a]	1,908	1,036,998
Allergan PLC[a]	55,341	13,998,506
Alliant Energy Corp.	30,272	1,218,448
Allstate Corp. (The)	101,695	6,948,819
Alphabet Inc. Class Aa	42,570	33,687,344
Alphabet Inc. Class Ca	43,989	33,818,303
Altria Group Inc.	302,720	20,494,144
Amazon.com Inc.[a]	58,652	44,505,724
Ameren Corp.	28,809	1,510,744
American Electric Power Co. Inc.	111,643	7,736,860
American Express Co.	141,561	9,125,022
American International Group Inc.	202,917	11,046,802
American Tower Corp.	96,019	11,116,120
American Water Works Co. Inc.	45,408	3,749,793

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2016

Security	Shares	Value
Ameriprise Financial Inc.	33,110	$3,173,262
AmerisourceBergen Corp.	19,393	1,652,090
AMETEK Inc.	15,609	734,091
Amgen Inc.	107,844	18,552,403
Amphenol Corp. Class A	29,326	1,745,484
Anadarko Petroleum Corp.	81,499	4,444,140
Annaly Capital Management Inc.	194,403	2,134,545
Anthem Inc.	45,408	5,963,887
Aon PLC	18,920	2,025,764
Apache Corp.	55,349	2,905,823
Apple Inc.	814,506	84,879,670
Applied Materials Inc.	240,284	6,317,066
Archer-Daniels-Midland Co.	107,875	4,863,005
AT&T Inc.	867,955	37,573,772
Autodesk Inc.[a]	36,421	2,165,228
Autoliv Inc.	9,933	1,050,911
Automatic Data Processing Inc.	116,358	10,350,044
AutoZone Inc.[a]	3,311	2,695,055
AvalonBay Communities Inc.	16,082	2,985,623
Baker Hughes Inc.	69,256	3,312,514
Bank of America Corp.	1,494,238	21,651,509
Bank of New York Mellon Corp. (The)	163,224	6,431,026
Baxter International Inc.	81,690	3,922,754
BB&T Corp.	144,387	5,323,549
Becton Dickinson and Co.	42,339	7,451,664
Bed Bath & Beyond Inc.	52,503	2,360,010
Berkshire Hathaway Inc. Class Ba	174,064	25,112,213
Best Buy Co. Inc.	60,544	2,034,278
Biogen Inc.[a]	35,002	10,148,130
BioMarin Pharmaceutical Inc.[a]	14,663	1,457,795
BlackRock Inc.[e]	13,904	5,092,340
Boeing Co. (The)	91,762	12,264,909
BorgWarner Inc.	26,015	863,178
Boston Properties Inc.	30,022	4,267,027
Boston Scientific Corp.[a]	306,504	7,441,917
Bristol-Myers Squibb Co.	264,098	19,757,171
Broadcom Ltd.	65,274	10,573,083
Brown-Forman Corp. Class B	6,149	603,770
Bunge Ltd.	13,717	903,127
CA Inc.	137,170	4,752,941
Cabot Oil & Gas Corp.	79,464	1,960,377
Calpine Corp.[a]	80,410	1,104,833
Capital One Financial Corp.	81,499	5,466,953
Cardinal Health Inc.	67,639	5,654,620

Security	Shares	Value
CarMax Inc.[a,b]	28,380	$1,653,419
Carnival Corp.	86,559	4,044,036
Caterpillar Inc.	83,383	6,900,777
CBRE Group Inc. Class Aa	49,665	1,412,969
CBS Corp. Class B NVS	108,317	5,656,314
Celanese Corp. Series A	14,663	929,927
Celgene Corp.[a]	117,304	13,160,336
CenturyLink Inc.	92,456	2,906,817
Cerner Corp.[a]	30,745	1,918,181
CF Industries Holdings Inc.	34,056	840,502
CH Robinson Worldwide Inc.	49,665	3,457,677
Charles Schwab Corp. (The)	237,193	6,741,025
Charter Communications Inc.[a]	23,650	5,554,676
Cheniere Energy Inc.[a]	49,192	2,057,701
Chevron Corp.	263,461	26,999,483
Chipotle Mexican Grill Inc.[a,b]	4,730	2,005,473
Chubb Ltd.	67,710	8,481,355
Church & Dwight Co. Inc.	29,918	2,939,144
Cigna Corp.	48,719	6,282,802
Cisco Systems Inc.	730,785	22,310,866
CIT Group Inc.	32,637	1,127,935
Citigroup Inc.	439,981	19,275,568
Citrix Systems Inc.[a]	26,961	2,403,034
Clorox Co. (The)	21,440	2,810,141
CME Group Inc.	46,477	4,751,808
CMS Energy Corp.	38,786	1,752,351
Coach Inc.	57,706	2,487,706
Coca-Cola Co. (The)	562,900	24,559,327
Cognizant Technology Solutions Corp. Class Aa	118,250	6,798,193
Colgate-Palmolive Co.	150,434	11,196,803
Comcast Corp. Class A	380,292	25,574,637
Comerica Inc.	52,030	2,353,837
ConAgra Foods Inc.	140,008	6,546,774
Concho Resources Inc.[a]	21,758	2,702,344
ConocoPhillips	165,407	6,751,914
Consolidated Edison Inc.	36,512	2,923,881
Constellation Brands Inc. Class A	26,961	4,438,589
Core Laboratories NV	10,406	1,215,525
Corning Inc.	245,487	5,454,721
Costco Wholesale Corp.	71,896	12,022,449
CR Bard Inc.	29,799	6,666,930
Crown Castle International Corp.	36,421	3,533,930
CSX Corp.	175,010	4,958,033
Cummins Inc.	27,092	3,326,085

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2016

Security	Shares	Value
CVS Health Corp.	156,209	$14,483,699
Danaher Corp.	123,663	10,071,115
Deere & Co.	52,503	4,080,008
Delphi Automotive PLC	43,043	2,919,176
Delta Air Lines Inc.	41,274	1,599,368
Devon Energy Corp.	69,531	2,661,647
Discover Financial Services	45,881	2,607,876
Dollar General Corp.	33,110	3,136,841
Dollar Tree Inc.[a]	32,637	3,142,617
Dominion Resources Inc./VA	111,628	8,709,217
Dover Corp.	56,760	4,054,367
Dow Chemical Co. (The)	150,981	8,103,150
DR Horton Inc.	89,870	2,954,926
Dr Pepper Snapple Group Inc.	61,720	6,080,037
DTE Energy Co.	10,879	1,060,920
Duke Energy Corp.	121,088	10,363,922
Duke Realty Corp.	66,220	1,906,474
Eaton Corp. PLC	91,289	5,788,636
eBay Inc.[a]	177,131	5,519,402
Ecolab Inc.	47,300	5,599,374
Edgewell Personal Care Co.[a]	7,453	630,598
Edison International	89,977	6,962,420
Edwards Lifesciences Corp.[a]	31,691	3,629,253
EI du Pont de Nemours & Co.	130,257	9,009,877
Electronic Arts Inc.[a]	64,328	4,909,513
Eli Lilly & Co.	150,981	12,514,815
EMC Corp.	324,005	9,162,861
Emerson Electric Co.	89,035	4,977,057
Endo International PLC[a]	41,624	722,593
Entergy Corp.	43,103	3,508,153
EOG Resources Inc.	89,870	7,342,379
EQT Corp.	26,015	1,895,453
Equinix Inc.	11,199	4,175,771
Equity Residential	51,084	3,473,201
Estee Lauder Companies Inc. (The) Class A	23,177	2,153,143
Eversource Energy	32,919	1,925,432
Exelon Corp.	137,643	5,131,331
Expedia Inc.	17,028	1,986,316
Expeditors International of Washington Inc.	80,883	3,998,047
Express Scripts Holding Co.[a]	111,155	8,455,561
Exxon Mobil Corp.	598,302	53,218,963
F5 Networks Inc.[a]	16,730	2,064,817
Facebook Inc. Class Aa	328,735	40,743,416

Security	Shares	Value
Fastenal Co.	26,961	$1,152,583
Federal Realty Investment Trust	9,460	1,605,362
FedEx Corp.	46,354	7,504,713
Fifth Third Bancorp.	174,305	3,308,309
First Republic Bank/CA	42,570	3,050,992
FirstEnergy Corp.	80,883	2,824,434
Fluor Corp.	54,625	2,923,530
FMC Technologies Inc.[a]	33,583	852,337
FNF Group	41,976	1,581,236
Ford Motor Co.	476,493	6,032,401
Fortive Corp.[a]	64,572	3,113,016
Franklin Resources Inc.	113,047	4,091,171
Freeport-McMoRan Inc.	205,282	2,660,455
Frontier Communications Corp.[b]	163,658	851,022
Gap Inc. (The)	57,706	1,488,238
General Dynamics Corp.	49,665	7,295,292
General Electric Co.	1,336,977	41,633,464
General Growth Properties Inc.	74,734	2,387,751
General Mills Inc.	107,844	7,752,905
General Motors Co.	151,754	4,786,321
Gilead Sciences Inc.	200,552	15,937,867
Global Payments Inc.	18,920	1,412,567
Goldman Sachs Group Inc. (The)	63,855	10,140,813
Halliburton Co.	152,865	6,674,086
Harley-Davidson Inc.	27,092	1,433,709
Harris Corp.	10,144	878,673
Hartford Financial Services Group Inc. (The)	63,923	2,547,332
HCA Holdings Inc.[a]	41,345	3,188,940
HCP Inc.	60,544	2,375,141
Helmerich & Payne Inc.	18,920	1,172,472
Hershey Co. (The)	15,839	1,754,328
Hess Corp.	51,581	2,767,321
Hewlett Packard Enterprise Co.	300,078	6,307,640
HollyFrontier Corp.	39,732	1,009,987
Home Depot Inc. (The)	202,917	28,051,246
Honeywell International Inc.	98,455	11,453,270
Hormel Foods Corp.	43,516	1,625,323
Host Hotels & Resorts Inc.	75,680	1,342,563
HP Inc.	300,078	4,204,093
Humana Inc.	21,285	3,672,727
Illinois Tool Works Inc.	87,505	10,098,077
Illumina Inc.[a]	24,596	4,091,545
Incyte Corp.[a]	31,691	2,858,845
Ingersoll-Rand PLC	82,775	5,484,672

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2016

Security	Shares	Value
Intel Corp.	659,362	$22,985,359
Intercontinental Exchange Inc.	10,879	2,874,232
International Business Machines Corp.	132,440	21,272,513
International Paper Co.	104,060	4,766,989
Intuit Inc.	50,138	5,564,817
Intuitive Surgical Inc.[a]	5,203	3,620,039
Jacobs Engineering Group Inc.[a]	60,778	3,252,839
JM Smucker Co. (The)	15,788	2,433,878
Johnson & Johnson	401,504	50,280,346
Johnson Controls Inc.	133,859	6,146,805
JPMorgan Chase & Co.	546,788	34,978,028
Juniper Networks Inc.	107,875	2,447,684
Kansas City Southern	14,913	1,433,288
Kellogg Co.	68,585	5,672,665
KeyCorp	100,096	1,171,123
Kimberly-Clark Corp.	63,552	8,233,162
Kimco Realty Corp.	55,341	1,776,446
Kinder Morgan Inc./DE	283,327	5,760,038
KLA-Tencor Corp.	13,244	1,002,703
Kohl’s Corp.	43,989	1,829,503
Kraft Heinz Co. (The)	74,382	6,425,861
Kroger Co. (The)	188,727	6,452,576
L Brands Inc.	32,637	2,411,874
L-3 Communications Holdings Inc.	34,529	5,235,632
Laboratory Corp. of America Holdings[a]	32,637	4,554,820
Las Vegas Sands Corp.	51,581	2,612,578
Level 3 Communications Inc.[a]	36,421	1,842,903
Liberty Global PLC Series Aa,b	53,922	1,709,867
Liberty Global PLC Series C NVS[a]	55,814	1,727,443
Liberty Interactive Corp. QVC Group Series Aa	61,720	1,654,713
Lincoln National Corp.	61,720	2,695,312
LinkedIn Corp. Class Aa	17,974	3,464,129
LKQ Corp.[a]	53,922	1,854,378
Lockheed Martin Corp.	51,118	12,919,052
Lowe’s Companies Inc.	162,239	13,349,025
lululemon athletica Inc.[a,b]	24,596	1,909,879
LyondellBasell Industries NV Class A	55,341	4,164,964
M&T Bank Corp.	14,190	1,625,606
Macerich Co. (The)	27,907	2,490,421
Macy’s Inc.	61,490	2,203,187
Marathon Oil Corp.	138,589	1,890,354

Security	Shares	Value
Marathon Petroleum Corp.	95,073	$3,744,925
Marriott International Inc./MD Class Ab	35,537	2,548,003
Marsh & McLennan Companies Inc.	88,924	5,846,753
Martin Marietta Materials Inc.	8,987	1,821,216
Marvell Technology Group Ltd.	50,138	589,122
Masco Corp.	59,598	2,174,135
MasterCard Inc. Class A	128,549	12,243,007
Mattel Inc.	67,639	2,257,790
McCormick & Co. Inc./MD	17,791	1,819,130
McDonald’s Corp.	148,542	17,475,966
McKesson Corp.	41,624	8,098,365
Mead Johnson Nutrition Co.	46,354	4,134,777
Medtronic PLC	206,701	18,113,209
Merck & Co. Inc.	400,158	23,473,268
MetLife Inc.	103,165	4,409,272
MGM Resorts International[a]	81,042	1,943,387
Michael Kors Holdings Ltd.[a,b]	36,421	1,883,694
Micron Technology Inc.[a]	168,916	2,320,906
Microsoft Corp.	1,123,375	63,672,895
Molson Coors Brewing Co.	17,974	1,836,224
Mondelez International Inc.	223,294	9,820,470
Monsanto Co.	76,792	8,199,082
Monster Beverage Corp.[a]	25,069	4,026,833
Moody’s Corp.	55,341	5,866,699
Morgan Stanley	189,189	5,435,400
Mosaic Co. (The)	43,989	1,187,703
Motorola Solutions Inc.	60,544	4,200,543
Murphy Oil Corp.	50,639	1,389,028
Mylan NVa	63,382	2,965,644
National Oilwell Varco Inc.	65,274	2,111,614
Navient Corp.	145,211	2,061,996
NetApp Inc.	52,922	1,394,495
Netflix Inc.[a]	67,166	6,128,898
New York Community Bancorp. Inc.	27,727	400,655
Newell Brands Inc.	48,719	2,555,799
Newmont Mining Corp.	35,948	1,581,712
News Corp. Class A	62,295	807,966
NextEra Energy Inc.	72,082	9,247,400
NIKE Inc. Class B	231,770	12,863,235
Noble Energy Inc.	90,343	3,227,052
Nordstrom Inc.[b]	12,443	550,354
Norfolk Southern Corp.	52,503	4,713,719

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2016

Security	Shares	Value
Northern Trust Corp.	64,871	$4,384,631
Northrop Grumman Corp.	44,935	9,734,269
NRG Energy Inc.	117,348	1,624,096
Nuance Communications Inc.[a]	57,233	919,734
Nucor Corp.	75,850	4,068,594
NVIDIA Corp.	108,790	6,211,909
O’Reilly Automotive Inc.[a]	15,136	4,398,976
Occidental Petroleum Corp.	118,222	8,834,730
OGE Energy Corp.	41,624	1,339,044
Omnicom Group Inc.	39,259	3,230,623
ONEOK Inc.	41,624	1,864,339
Oracle Corp.	467,324	19,178,977
PACCAR Inc.	95,546	5,634,348
Palo Alto Networks Inc.[a]	13,717	1,795,418
Parker-Hannifin Corp.	49,192	5,617,234
Paychex Inc.	133,859	7,935,162
PayPal Holdings Inc.[a]	177,131	6,596,358
Pentair PLC	28,206	1,800,107
People’s United Financial Inc.	76,626	1,161,650
PepsiCo Inc.	214,762	23,391,877
Perrigo Co. PLC	24,596	2,247,828
Pfizer Inc.	908,160	33,502,022
PG&E Corp.	101,432	6,485,562
Philip Morris International Inc.	226,094	22,668,184
Phillips 66	78,518	5,972,079
Pinnacle West Capital Corp.	22,231	1,753,359
Pioneer Natural Resources Co.	22,231	3,614,094
PNC Financial Services Group Inc. (The)[e]	92,828	7,672,234
PPG Industries Inc.	40,678	4,259,393
PPL Corp.	97,513	3,677,215
Praxair Inc.	56,287	6,559,687
Priceline Group Inc. (The)[a]	6,841	9,240,891
Principal Financial Group Inc.	83,383	3,888,149
Procter & Gamble Co. (The)	360,901	30,889,517
Progressive Corp. (The)	85,144	2,768,031
Prologis Inc.	54,395	2,963,984
Prudential Financial Inc.	64,546	4,859,668
Public Service Enterprise Group Inc.	100,339	4,616,597
Public Storage	23,650	5,650,458
PulteGroup Inc.	81,356	1,723,120
Qorvo Inc.[a]	19,866	1,256,127
QUALCOMM Inc.	224,675	14,060,162
Quest Diagnostics Inc.	44,975	3,884,041
Ralph Lauren Corp.	6,622	649,552

Security	Shares	Value
Range Resources Corp.	38,786	$1,563,464
Raytheon Co.	61,963	8,645,697
Realty Income Corp.	53,449	3,820,000
Red Hat Inc.[a]	23,173	1,744,695
Regeneron Pharmaceuticals Inc.[a]	13,717	5,831,371
Regions Financial Corp.	240,757	2,207,742
Republic Services Inc.	13,904	712,719
Reynolds American Inc.	173,118	8,666,287
Rockwell Automation Inc.	10,879	1,244,558
Ross Stores Inc.	52,503	3,246,261
Royal Caribbean Cruises Ltd.	28,853	2,090,111
S&P Global Inc.	65,276	7,976,727
salesforce.com inc.[a]	88,924	7,273,983
SBA Communications Corp. Class Aa	28,034	3,223,910
SCANA Corp.	22,157	1,660,446
Schlumberger Ltd.	194,403	15,653,330
Seagate Technology PLC	62,909	2,014,975
Sempra Energy	35,199	3,938,064
ServiceNow Inc.[a]	24,123	1,807,295
Simon Property Group Inc.	57,709	13,102,251
Sirius XM Holdings Inc.[a,b]	320,694	1,407,847
Skyworks Solutions Inc.	45,408	2,997,836
SL Green Realty Corp.	13,717	1,616,137
Southern Co. (The)	134,025	7,170,338
Southwest Airlines Co.	30,745	1,137,872
Southwestern Energy Co.[a]	90,816	1,324,097
Spectra Energy Corp.	141,427	5,087,129
Splunk Inc.[a]	27,434	1,715,722
Sprint Corp.[a,b]	347,182	2,131,697
St. Jude Medical Inc.	59,125	4,909,740
Starbucks Corp.	259,677	15,074,250
Starwood Hotels & Resorts Worldwide Inc.	46,827	3,655,316
State Street Corp.	68,314	4,493,695
Stryker Corp.	60,778	7,067,266
SunTrust Banks Inc.	104,107	4,402,685
Symantec Corp.	166,023	3,391,850
Synchrony Financial[a]	121,101	3,376,296
Sysco Corp.	91,861	4,757,481
T Rowe Price Group Inc.	79,615	5,627,984
Target Corp.	91,762	6,912,431
TE Connectivity Ltd.	84,667	5,103,727
Tesla Motors Inc.[a,b]	17,028	3,998,004
Tesoro Corp.	18,920	1,440,758

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2016

Security	Shares	Value
Texas Instruments Inc.	149,967	$10,460,198
Textron Inc.	73,520	2,867,280
Thermo Fisher Scientific Inc.	78,991	12,546,930
Tiffany & Co.	12,771	823,985
Time Warner Inc.	130,548	10,006,504
TJX Companies Inc. (The)	144,265	11,789,336
Toll Brothers Inc.[a]	63,855	1,788,579
Tractor Supply Co.	19,866	1,820,719
Travelers Companies Inc. (The)	43,043	5,002,457
Trimble Navigation Ltd.[a]	35,475	937,959
TripAdvisor Inc.[a]	19,393	1,356,928
Twenty-First Century Fox Inc. Class A	249,436	6,644,975
Twitter Inc.[a]	98,384	1,637,110
Tyco International PLC	118,011	5,377,761
Tyson Foods Inc. Class A	47,773	3,516,093
U.S. Bancorp.	262,624	11,074,854
UDR Inc.	58,179	2,166,004
Ulta Salon Cosmetics & Fragrance Inc.[a]	13,717	3,583,018
Under Armour Inc. Class Aa,b	24,596	970,558
Under Armour Inc. Class Ca	24,776	884,503
Union Pacific Corp.	126,764	11,795,390
United Continental Holdings Inc.[a]	13,717	643,190
United Parcel Service Inc. Class B	84,667	9,152,503
United Technologies Corp.	113,993	12,271,346
UnitedHealth Group Inc.	147,576	21,132,883
Valero Energy Corp.	78,991	4,129,649
Varian Medical Systems Inc.[a]	35,002	3,316,089
Ventas Inc.	44,462	3,386,226
VeriSign Inc.[a,b]	55,814	4,834,051
Verisk Analytics Inc. Class Aa	21,758	1,855,522
Verizon Communications Inc.	566,181	31,372,089
Vertex Pharmaceuticals Inc.[a]	41,624	4,037,528
VF Corp.	34,056	2,126,116
Viacom Inc. Class B NVS	67,639	3,075,545
Visa Inc. Class A	292,452	22,825,879
Vornado Realty Trust	51,601	5,541,947
Vulcan Materials Co.	31,691	3,929,050
Wal-Mart Stores Inc.	204,856	14,948,342
Walgreens Boots Alliance Inc.	139,535	11,058,149
Walt Disney Co. (The)	227,986	21,875,257
Waste Connections Inc.[a]	24,596	1,831,910
Waste Management Inc.	138,116	9,132,230
Waters Corp.[a]	17,028	2,706,260

Security	Shares	Value
Weatherford International PLC[a,b]	227,513	$1,292,274
WEC Energy Group Inc.	38,786	2,517,599
Wells Fargo & Co.	696,256	33,399,400
Welltower Inc.	41,151	3,264,509
Western Digital Corp.	38,665	1,836,974
Western Union Co. (The)	143,319	2,866,380
Weyerhaeuser Co.	97,737	3,197,955
Whirlpool Corp.	22,231	4,276,355
Whole Foods Market Inc.	43,043	1,311,951
Williams Companies Inc. (The)	131,494	3,151,911
Willis Towers Watson PLC	16,082	1,988,057
Wynn Resorts Ltd.	17,974	1,760,553
Xcel Energy Inc.	43,103	1,895,670
Xerox Corp.	257,785	2,655,186
XL Group Ltd.	34,628	1,198,475
Xylem Inc./NY	81,499	3,896,467
Yahoo! Inc.[a]	176,902	6,755,887
Yum! Brands Inc.	78,991	7,063,375
Zillow Group Inc. Class Ca,b	37,367	1,466,655
Zimmer Biomet Holdings Inc.	49,192	6,451,039
Zoetis Inc.	58,179	2,936,295

		2,937,440,754

TOTAL COMMON STOCKS
(Cost: $5,448,167,434)		5,475,673,431

PREFERRED STOCKS — 0.61%

BRAZIL — 0.40%
Banco Bradesco SA	566,608	4,971,230
Cia. Brasileira de Distribuicao	70,371	1,068,279
Cia. Energetica de Minas Gerais	331,186	931,345
Itau Unibanco Holding SA	466,720	4,878,873
Itausa-Investimentos Itau SA	724,180	1,872,957
Lojas Americanas SA	340,860	2,019,388
Petroleo Brasileiro SA	851,400	3,126,506
Telefonica Brasil SA	47,300	720,387
Vale SA	520,300	2,416,069

		22,005,034
COLOMBIA — 0.01%
Bancolombia SA	113,520	969,378

		969,378
GERMANY — 0.14%
Henkel AG & Co. KGaA	22,704	2,828,308
Porsche Automobil Holding SE	17,501	917,269
Volkswagen AG	27,434	3,859,303

		7,604,880

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2016

Security	Shares	Value
ITALY — 0.01%
Telecom Italia SpA/Milano	650,375	$452,733

		452,733
SOUTH KOREA — 0.05%
Samsung Electronics Co. Ltd.	2,582	2,915,886

		2,915,886

TOTAL PREFERRED STOCKS
(Cost: $38,748,247)		33,947,911

SHORT-TERM INVESTMENTS — 2.02%

MONEY MARKET FUNDS — 2.02%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[f,g,h]	101,035,684	101,035,684
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[f,g,h]	5,582,669	5,582,669
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[f,g]	4,874,509	4,874,509

		111,492,862

TOTAL SHORT-TERM INVESTMENTS
(Cost: $111,492,862)		111,492,862

TOTAL INVESTMENTS IN SECURITIES — 101.70%
(Cost: $5,598,408,543)[i]		5,621,114,204
Other Assets, Less Liabilities — (1.70)%		(93,803,453)

NET ASSETS — 100.00%		$5,527,310,751

ADR  —  American Depositary Receipts

CPO  —  Certificates of Participation (Ordinary)

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Schedule 1.
[f]	Affiliated money market fund.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments for federal income tax purposes was $5,634,628,226. Net unrealized depreciation was $13,514,022, of which $664,685,900 represented gross unrealized appreciation on securities and $678,199,922 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	15,934	1,276	(3,306)	13,904	$5,092,340	$135,540	$403,559
PNC Financial Services Group Inc. (The)	106,548	8,624	(22,344)	92,828	7,672,234	210,540	478,455

					$12,764,574	$346,080	$882,014

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2016

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3		Total
Investments:
Assets:
Common stocks	$5,474,799,023	$874,408	$0	[a]	$5,475,673,431
Preferred stocks	33,947,911	—	—		33,947,911
Money market funds	111,492,862	—	—		111,492,862

Total	$5,620,239,796	$874,408	$0	[a]	$5,621,114,204

[a]	Rounds to less than $1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.36%

AUSTRALIA — 5.29%
Alumina Ltd.	538,855	$542,663
Amcor Ltd./Australia	143,585	1,639,159
AMP Ltd.	477,085	2,106,755
Aristocrat Leisure Ltd.	45,825	555,179
Asciano Ltd.	128,105	890,901
ASX Ltd.	47,354	1,788,773
Aurizon Holdings Ltd.	267,506	1,057,253
Australia & New Zealand Banking Group Ltd.	311,646	6,120,631
BHP Billiton Ltd.	358,375	5,316,914
Boral Ltd.	265,875	1,388,278
Brambles Ltd.	272,865	2,789,409
Commonwealth Bank of Australia	189,460	11,138,328
Computershare Ltd.	135,360	913,578
Crown Resorts Ltd.	80,418	800,694
CSL Ltd.	54,285	4,868,599
Fortescue Metals Group Ltd.[a]	243,225	818,944
Goodman Group	296,103	1,696,900
Insurance Australia Group Ltd.	458,955	2,106,926
Macquarie Group Ltd.	42,538	2,405,103
Medibank Pvt Ltd.	385,400	899,274
Mirvac Group	600,273	1,003,722
National Australia Bank Ltd.	281,296	5,674,226
Newcrest Mining Ltd.[b]	90,570	1,720,943
Oil Search Ltd.	151,810	818,067
Orica Ltd.	63,920	687,441
Origin Energy Ltd.	259,177	1,083,431
Qantas Airways Ltd.	272,591	654,698
QBE Insurance Group Ltd.	171,658	1,431,241
Rio Tinto Ltd.	44,501	1,676,267
Santos Ltd.	225,578	752,668
Scentre Group	688,550	2,773,662
Seek Ltd.	32,900	417,594
Sonic Healthcare Ltd.	92,590	1,617,172
South32 Ltd.[b]	658,338	918,179
Stockland	249,805	956,916
Suncorp Group Ltd.	214,790	2,192,463
Sydney Airport	300,383	1,725,994
Tabcorp Holdings Ltd.	177,373	659,232
Telstra Corp. Ltd.	407,727	1,788,082
Transurban Group	264,936	2,529,139
Treasury Wine Estates Ltd.	62,510	458,478

Security	Shares	Value
Vocus Communications Ltd.	45,912	$311,616
Wesfarmers Ltd.	133,653	4,360,956
Westfield Corp.	274,950	2,231,861
Westpac Banking Corp.	355,113	8,391,303
Woodside Petroleum Ltd.	81,635	1,646,098
Woolworths Ltd.	151,340	2,692,758

		101,018,468
AUSTRIA — 0.10%
Erste Group Bank AG	26,555	703,923
IMMOEAST AG Escrow[b]	54,189	1
OMV AG	11,308	300,513
Raiffeisen Bank International AGb	18,095	238,770
Voestalpine AG	18,107	638,222

		1,881,429
BELGIUM — 0.98%
Ageas	42,093	1,416,587
Anheuser-Busch InBev SA/NV	85,741	11,054,955
Groupe Bruxelles Lambert SA	19,505	1,645,676
KBC Group NVb	28,329	1,472,595
Solvay SA	11,350	1,177,958
UCB SA	19,806	1,549,700
Umicore SA	8,460	489,481

		18,806,952
BRAZIL — 1.03%
Ambev SA	470,000	2,733,572
Banco do Brasil SA	117,500	765,182
BB Seguridade Participacoes SA	71,100	662,961
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	258,500	1,526,657
BR Malls Participacoes SAb	122,200	531,534
BRF SA	70,559	1,185,297
CCR SA	94,000	544,679
CETIP SA – Mercados Organizados	23,538	315,088
Cia. de Saneamento Basico do Estado de Sao Paulo	70,500	671,761
Cia. Siderurgica Nacional SAb	117,500	402,402
Cielo SA	122,520	1,392,962
CPFL Energia SA	49,573	350,278
EDP – Energias do Brasil SA	77,400	344,330
Embraer SA	94,000	431,265
Engie Brasil Energia SA	23,500	306,873
Fibria Celulose SA	47,000	287,752
Hypermarcas SA	70,500	598,696

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2016

Security	Shares	Value
JBS SA	117,500	$396,223
Klabin SA Units	70,500	370,559
Kroton Educacional SA	195,444	873,101
Lojas Renner SA	120,500	1,016,220
Natura Cosmeticos SA	23,500	242,096
Petroleo Brasileiro SAb	352,500	1,527,820
TIM Participacoes SA	98,660	253,639
Ultrapar Participacoes SA	47,000	1,076,562
Vale SA	141,000	806,985

		19,614,494
CANADA — 6.71%
Agnico Eagle Mines Ltd.	27,730	1,615,678
Agrium Inc.	16,920	1,537,533
Alimentation Couche-Tard Inc. Class B	49,720	2,250,659
ARC Resources Ltd.	52,170	918,941
Bank of Montreal	77,092	4,948,123
Bank of Nova Scotia (The)	134,890	6,859,059
Barrick Gold Corp.	124,403	2,719,780
BCE Inc.	19,740	946,545
BlackBerry Ltd.[b]	68,150	517,377
Bombardier Inc. Class Bb	263,993	396,784
Brookfield Asset Management Inc. Class A	112,487	3,889,451
Cameco Corp.	55,781	533,834
Canadian Imperial Bank of Commerce/Canada	46,116	3,507,723
Canadian National Railway Co.	83,922	5,326,655
Canadian Natural Resources Ltd.	128,075	3,883,352
Canadian Pacific Railway Ltd.	16,215	2,432,281
Canadian Tire Corp. Ltd. Class A	14,805	1,557,531
Canadian Utilities Ltd. Class A	10,942	337,226
CCL Industries Inc. Class B	3,063	548,923
Cenovus Energy Inc.	84,130	1,205,774
CGI Group Inc. Class Ab	22,560	1,096,644
Constellation Software Inc./Canada	1,645	670,476
Crescent Point Energy Corp.	54,756	801,574
Dollarama Inc.	21,531	1,593,959
Eldorado Gold Corp.	150,381	616,954
Empire Co. Ltd. Class A	14,316	228,345
Enbridge Inc.	102,930	4,239,385
Encana Corp.	99,170	798,501
Fairfax Financial Holdings Ltd.	2,350	1,261,473
Finning International Inc.	44,252	718,049

Security	Shares	Value
First Quantum Minerals Ltd.	77,594	$671,781
Fortis Inc./Canada	28,995	961,645
Franco-Nevada Corp.	19,505	1,505,746
George Weston Ltd.	6,626	589,204
Gildan Activewear Inc.	36,897	1,083,949
Goldcorp Inc.	91,991	1,645,757
Great-West Lifeco Inc.	36,462	948,143
H&R REIT	16,301	290,632
Husky Energy Inc.	54,997	647,793
Imperial Oil Ltd.	38,305	1,179,949
Kinross Gold Corp.[b]	148,990	771,199
Loblaw Companies Ltd.	30,137	1,683,124
Magna International Inc. Class A	45,590	1,758,504
Manulife Financial Corp.	220,458	3,009,204
Metro Inc.	27,965	1,017,981
National Bank of Canada	33,155	1,136,736
Onex Corp.	12,590	782,500
Open Text Corp.	18,800	1,146,987
Pembina Pipeline Corp.	43,945	1,283,253
Peyto Exploration & Development Corp.	20,680	588,342
Potash Corp. of Saskatchewan Inc.	101,285	1,580,576
Power Corp. of Canada	55,486	1,210,093
Power Financial Corp.	34,097	789,378
PrairieSky Royalty Ltd.	15,862	309,078
Restaurant Brands International Inc.	21,912	981,633
RioCan REIT	17,409	386,882
Rogers Communications Inc. Class B	49,655	2,195,931
Royal Bank of Canada	163,090	9,953,862
Saputo Inc.	27,262	820,128
Seven Generations Energy Ltd. Class Ab	23,030	483,894
Shaw Communications Inc. Class B	44,415	901,890
Silver Wheaton Corp.	46,765	1,307,146
SNC-Lavalin Group Inc.	26,558	1,145,575
Sun Life Financial Inc.	87,420	2,883,945
Suncor Energy Inc.	178,035	4,797,477
Teck Resources Ltd. Class B	65,625	1,047,242
TELUS Corp.	35,784	1,198,883
Thomson Reuters Corp.	37,409	1,578,060
Toronto-Dominion Bank (The)	178,600	7,791,537

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2016

Security	Shares	Value
Tourmaline Oil Corp.[b]	24,012	$615,928
TransCanada Corp.	83,190	3,862,062
Turquoise Hill Resources Ltd.[b]	125,131	446,194
Valeant Pharmaceuticals International Inc.[a,b]	36,391	811,511
Yamana Gold Inc.	93,080	533,191

		128,293,114
CHILE — 0.28%
Aguas Andinas SA Series A	690,900	417,849
Banco de Chile	2,959,044	328,074
Banco de Credito e Inversiones	6,589	292,948
Banco Santander Chile	7,834,099	402,623
Cencosud SA	111,390	317,134
Colbun SA	1,489,665	365,883
Empresa Nacional de Electricidad SA/Chile	326,180	297,553
Empresas CMPC SA	147,461	309,295
Empresas COPEC SA	48,337	436,382
Endesa Americas SA	326,180	152,328
Enersis Americas SA	2,942,591	513,726
Enersis Chile SA	2,942,591	342,529
Itau CorpBanca	27,805,200	241,611
LATAM Airlines Group SAb	38,851	339,248
SACI Falabella	86,284	633,324

		5,390,507
CHINA — 5.70%
3SBio Inc.[b,c]	117,500	117,804
58.com Inc. ADR[b]	7,990	415,560
AAC Technologies Holdings Inc.	117,500	1,096,270
Air China Ltd. Class H	476,000	363,750
Alibaba Group Holding Ltd. ADR[a,b]	104,810	8,644,729
Alibaba Pictures Group Ltd.[a,b]	2,350,000	502,709
Anhui Conch Cement Co. Ltd. Class H	236,500	620,207
ANTA Sports Products Ltd.	236,000	525,529
AviChina Industry & Technology Co. Ltd. Class H	717,000	524,818
Baidu Inc.[b]	28,435	4,538,226
Bank of China Ltd. Class H	8,460,000	3,477,780
Bank of Communications Co. Ltd. Class H	976,800	658,337
Beijing Capital International Airport Co. Ltd. Class H	476,000	548,998

Security	Shares	Value
Beijing Enterprises Water Group Ltd.[a]	940,000	$570,545
Belle International Holdings Ltd.	705,000	466,066
Brilliance China Automotive Holdings Ltd.	476,000	528,143
Byd Co. Ltd. Class Ha,b	106,000	672,066
China Communications Construction Co. Ltd. Class H	470,000	513,612
China Construction Bank Corp. Class H	8,950,050	5,997,495
China COSCO Holdings Co. Ltd. Class Ha,b	596,000	208,141
China Everbright International Ltd.	470,000	507,555
China Everbright Ltd.	470,000	896,398
China Evergrande Group	811,000	511,059
China Galaxy Securities Co. Ltd. Class H	470,000	406,407
China Gas Holdings Ltd.	470,000	742,556
China Huishan Dairy Holdings Co. Ltd.[a]	940,000	369,461
China Jinmao Holdings Group Ltd.	1,144,000	318,435
China Life Insurance Co. Ltd. Class H	940,000	2,141,663
China Longyuan Power Group Corp. Ltd.	470,000	376,729
China Mengniu Dairy Co. Ltd.	476,000	794,974
China Merchants Bank Co. Ltd. Class H	523,593	1,120,064
China Merchants Holdings International Co. Ltd.	470,000	1,377,908
China Minsheng Banking Corp. Ltd. Class H	822,700	857,691
China Mobile Ltd.	705,000	8,689,908
China National Building Material Co. Ltd. Class H	476,000	218,373
China Overseas Land & Investment Ltd.	470,000	1,544,469
China Pacific Insurance Group Co. Ltd. Class H	329,000	1,161,683
China Petroleum & Chemical Corp. Class H	3,291,000	2,336,795
China Resources Beer Holdings Co. Ltd.	386,000	747,134

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2016

Security	Shares	Value
China Resources Land Ltd.	571,333	$1,419,507
China Shenhua Energy Co. Ltd. Class H	470,000	897,609
China State Construction International Holdings Ltd.	476,000	636,715
China Taiping Insurance Holdings Co. Ltd.[b]	188,000	368,250
China Telecom Corp. Ltd. Class H	1,410,000	694,102
China Unicom Hong Kong Ltd.	940,000	1,001,785
China Vanke Co. Ltd. Class H	251,600	568,697
CITIC Ltd.	235,000	354,925
CITIC Securities Co. Ltd. Class H	235,000	499,681
CNOOC Ltd.	2,115,000	2,529,295
Country Garden Holdings Co. Ltd.	747,828	304,530
CRRC Corp. Ltd. Class H	470,000	430,634
Ctrip.com International Ltd.[a,b]	31,725	1,385,431
Dalian Wanda Commercial Properties Co. Ltd. Class Hc	47,000	297,689
Dongfeng Motor Group Co. Ltd. Class H	470,000	579,630
Fosun International Ltd.	441,500	576,912
GCL-Poly Energy Holdings Ltd.	2,847,000	388,897
Geely Automobile Holdings Ltd.	1,190,000	782,093
GOME Electrical Appliances Holding Ltd.[a]	2,690,320	325,891
Great Wall Motor Co. Ltd. Class H	278,500	288,910
Guangdong Investment Ltd.	470,000	720,752
Guangzhou Automobile Group Co. Ltd. Class H	531,449	682,122
Guangzhou R&F Properties Co. Ltd. Class H	188,400	285,030
Haitong Securities Co. Ltd. Class H	282,000	457,890
Hanergy Thin Film Power Group Ltd.[b]	39,401	—
Huaneng Power International Inc. Class H	470,000	287,695
Industrial & Commercial Bank of China Ltd. Class H	7,285,285	4,121,470
JD.com Inc. ADR[a,b]	62,040	1,343,166
Jiangxi Copper Co. Ltd. Class H	235,000	269,222

Security	Shares	Value
Lenovo Group Ltd.	940,000	$608,097
Longfor Properties Co. Ltd.	352,500	481,511
Netease Inc.	8,225	1,680,121
New China Life Insurance Co. Ltd. Class H	70,500	249,386
New Oriental Education & Technology Group Inc. ADR	14,571	641,998
PetroChina Co. Ltd. Class H	2,354,000	1,595,634
PICC Property & Casualty Co. Ltd. Class H	522,190	808,861
Ping An Insurance Group Co. of China Ltd. Class H	587,500	2,740,675
Qunar Cayman Islands Ltd. ADR[a,b]	4,465	134,263
Semiconductor Manufacturing International Corp.[b]	2,350,000	190,787
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	172,260	253,911
Shimao Property Holdings Ltd.	235,500	307,123
Shui On Land Ltd.	1,460,333	393,314
Sino Biopharmaceutical Ltd.	470,000	313,739
Sino-Ocean Group Holding Ltd.	638,500	269,883
Sinopec Shanghai Petrochemical Co. Ltd. Class H	1,156,000	563,107
Sinopharm Group Co. Ltd. Class H	94,000	454,861
SOHO China Ltd.	523,000	241,282
SouFun Holdings Ltd. ADR[b]	31,255	160,026
TAL Education Group Class A ADR[b]	4,700	282,987
Tencent Holdings Ltd.	611,000	14,684,566
Tingyi Cayman Islands Holding Corp.[a]	470,000	406,407
Vipshop Holdings Ltd. ADR[a,b]	39,245	558,456
Want Want China Holdings Ltd.[a]	940,000	575,390
Yanzhou Coal Mining Co. Ltd. Class Ha	470,000	288,906
YY Inc. ADR[b]	3,525	138,145
Zhuzhou CRRC Times Electric Co. Ltd. Class H	193,500	1,067,249
Zijin Mining Group Co. Ltd. Class H	483,000	175,524

		108,874,786

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2016

Security	Shares	Value
COLOMBIA — 0.03%
Cementos Argos SA	135,830	$507,176

		507,176
CZECH REPUBLIC — 0.07%
CEZ AS	21,150	399,181
Komercni Banka AS	24,910	979,215

		1,378,396
DENMARK — 1.44%
AP Moeller – Maersk A/S Class A	235	307,200
AP Moeller – Maersk A/S Class B	235	319,036
Carlsberg A/S Class B	13,771	1,367,483
Chr Hansen Holding A/S	7,293	458,975
Coloplast A/S Class B	20,210	1,586,063
Danske Bank A/S	83,499	2,269,674
Novo Nordisk A/S Class B	212,440	12,108,037
Novozymes A/S Class B	38,231	1,876,647
Pandora A/S	17,366	2,261,004
Tryg A/S	64,307	1,199,813
Vestas Wind Systems A/S	36,911	2,577,103
William Demant Holding A/Sb	58,750	1,199,475

		27,530,510
EGYPT — 0.05%
Commercial International Bank Egypt SAE	196,381	1,047,592

		1,047,592
FINLAND — 0.67%
Fortum OYJ	44,019	730,981
Kone OYJ Class B	50,763	2,570,921
Metso OYJ	11,045	306,430
Neste OYJ	31,725	1,201,589
Nokia OYJ	610,067	3,506,548
Nokian Renkaat OYJ	20,915	777,190
Sampo OYJ Class A	52,238	2,165,450
UPM-Kymmene OYJ	46,295	954,110
Wartsila OYJ Abp	12,690	550,879

		12,764,098
FRANCE — 6.77%
Accor SA	19,823	829,603
Aeroports de Paris	8,492	903,277
Air Liquide SA	39,715	4,236,396
Airbus Group SE	67,915	3,997,037
Alstom SAb	24,675	607,456

Security	Shares	Value
ArcelorMittal[b]	193,586	$1,244,530
Arkema SA	5,941	507,366
AXA SA	221,157	4,508,442
BNP Paribas SA	119,145	5,909,592
Bouygues SA	29,228	864,825
Bureau Veritas SA	13,395	291,041
Capgemini SA	21,427	2,059,427
Carrefour SA	68,620	1,719,233
Casino Guichard Perrachon SAa	5,903	319,820
Cie. de Saint-Gobain	64,208	2,721,244
Cie. Generale des Etablissements Michelin Class B	23,030	2,354,883
CNP Assurances	26,623	406,823
Credit Agricole SA	119,145	1,055,213
Danone SA	60,239	4,639,915
Dassault Systemes	15,376	1,270,137
Edenred	21,385	485,091
Electricite de France SAa	19,035	249,151
Engie SA	152,280	2,507,479
Essilor International SA	28,461	3,645,729
Eutelsat Communications SA	15,468	307,542
Fonciere des Regions	2,528	237,859
Gecina SA	8,034	1,215,539
Groupe Eurotunnel SE Registered	79,900	830,402
Hermes International	3,160	1,359,757
Iliad SA	3,525	685,288
Ingenico Group SA	5,641	618,378
Kering	9,654	1,834,171
L’Oreal SA	28,905	5,502,996
Lagardere SCA	21,855	558,317
Legrand SA	43,073	2,377,012
LVMH Moet Hennessy Louis Vuitton SE	28,357	4,864,349
Natixis SA	126,665	521,955
Orange SA	226,542	3,468,097
Pernod Ricard SA	18,330	2,094,848
Publicis Groupe SA	28,736	2,140,128
Remy Cointreau SA	3,290	287,775
Renault SA	23,500	2,056,323
Safran SA	27,559	1,873,726
Sanofi	128,545	10,946,221
Schneider Electric SE	67,054	4,388,015
SCOR SE	42,141	1,231,591
SES SA	37,600	823,896
SFR Group SA	13,160	310,953

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2016

Security	Shares	Value
Societe Generale SA	85,540	$2,922,743
Sodexo SA	16,685	1,954,427
STMicroelectronics NV	87,655	639,778
Suez	24,689	400,737
Technip SA	17,233	962,095
Total SA	233,120	11,146,957
Unibail-Rodamco SE	10,604	2,918,829
Valeo SA	17,390	892,589
Veolia Environnement SA	56,247	1,249,159
Vinci SA	62,375	4,735,387
Vivendi SA	150,939	2,968,130
Wendel SA	2,115	225,796
Zodiac Aerospace	20,445	460,682

		129,346,157
GERMANY — 5.89%
adidas AG	26,087	4,280,962
Allianz SE Registered	50,995	7,316,331
BASF SE	102,930	8,087,033
Bayer AG Registered	90,107	9,695,339
Bayerische Motoren Werke AG	30,393	2,618,697
Brenntag AG	17,940	890,927
Commerzbank AG	125,836	829,663
Continental AG	10,963	2,298,634
Daimler AG Registered	95,030	6,463,180
Deutsche Bank AG Registered[b]	161,805	2,175,786
Deutsche Boerse AG	32,709	2,747,288
Deutsche Post AG Registered	99,640	2,973,866
Deutsche Telekom AG Registered	365,425	6,221,494
Deutsche Wohnen AG Bearer	62,294	2,331,878
E.ON SE	231,288	2,480,855
Fresenius Medical Care AG & Co. KGaA	30,550	2,793,130
Fresenius SE & Co. KGaA	53,815	4,019,332
GEA Group AG	41,125	2,195,240
HeidelbergCement AG	12,220	1,034,989
Infineon Technologies AG	144,290	2,388,015
K+S AG Registered[a]	27,730	579,405
Lanxess AG	9,087	429,325
Linde AG	23,500	3,382,093
MAN SE	4,995	523,823
Merck KGaA	21,622	2,387,899
METRO AG	28,905	930,257

Security	Shares	Value
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	20,445	$3,411,105
Osram Licht AG	15,898	826,497
ProSiebenSat.1 Media SE Registered	38,017	1,738,337
RWE AGb	60,728	1,080,094
SAP SE	113,162	9,922,273
Siemens AG Registered	87,432	9,495,508
ThyssenKrupp AG	61,574	1,411,531
Volkswagen AG	5,214	773,424
Vonovia SE	43,945	1,742,067

		112,476,277
GREECE — 0.08%
Alpha Bank AEb	150,691	298,263
Eurobank Ergasias SAb	130,190	74,248
FF Group	7,240	178,115
Hellenic Telecommunications Organization SA	24,135	234,804
JUMBO SA	23,331	275,770
OPAP SA	21,796	174,270
Piraeus Bank SAb	902,538	151,390
Titan Cement Co. SA	8,944	204,434

		1,591,294
HONG KONG — 2.40%
AIA Group Ltd.	1,269,000	7,857,712
Bank of East Asia Ltd. (The)[a]	283,800	1,172,145
BOC Hong Kong Holdings Ltd.	587,500	1,926,800
Cathay Pacific Airways Ltd.[a]	235,000	381,575
Cheung Kong Infrastructure Holdings Ltd.	235,000	2,077,462
Cheung Kong Property Holdings Ltd.	276,060	1,970,853
CK Hutchison Holdings Ltd.	276,060	3,230,207
CLP Holdings Ltd.	235,500	2,452,129
Hang Seng Bank Ltd.	94,000	1,677,717
Henderson Land Development Co. Ltd.	325,980	1,940,770
Hong Kong & China Gas Co. Ltd.	849,047	1,575,561
Hong Kong Exchanges and Clearing Ltd.	126,900	3,131,638
Li & Fung Ltd.[a]	906,000	453,003
Link REIT	352,500	2,630,139
MTR Corp. Ltd.	235,000	1,329,454

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2016

Security	Shares	Value
New World Development Co. Ltd.	806,000	$936,877
Power Assets Holdings Ltd.	248,000	2,427,284
Sands China Ltd.[a]	282,000	1,075,677
Shangri-La Asia Ltd.	10,666	11,450
SJM Holdings Ltd.[a]	235,000	146,573
Sun Hung Kai Properties Ltd.[a]	236,000	3,375,795
Swire Pacific Ltd. Class A	119,000	1,421,569
Techtronic Industries Co. Ltd.	117,500	497,410
WH Group Ltd.[c]	352,500	277,550
Wharf Holdings Ltd. (The)	235,000	1,618,664
Wynn Macau Ltd.	188,400	305,909

		45,901,923
HUNGARY — 0.07%
MOL Hungarian Oil & Gas PLC	8,225	515,882
OTP Bank PLC	31,960	778,617

		1,294,499
INDIA — 1.70%
Dr. Reddy’s Laboratories Ltd. ADR	50,838	2,219,079
ICICI Bank Ltd. ADR	377,345	2,860,275
Infosys Ltd. ADR	314,357	5,164,885
Larsen & Toubro Ltd. GDR[d]	161,839	3,762,757
Mahindra & Mahindra Ltd. GDR	161,446	3,576,029
Reliance Industries Ltd. GDR[c]	165,310	4,984,096
State Bank of India GDR[a,d]	78,257	2,648,999
Tata Motors Ltd. ADR	91,902	3,476,653
Wipro Ltd. ADR[a]	336,440	3,815,230

		32,508,003
INDONESIA — 0.62%
Astra International Tbk PT	1,410,000	831,565
Bank Central Asia Tbk PT	1,950,500	2,151,752
Bank Mandiri Persero Tbk PT	1,645,242	1,268,614
Bank Rakyat Indonesia Persero Tbk PT	1,645,000	1,447,389
Charoen Pokphand Indonesia Tbk PT	705,000	201,836
Gudang Garam Tbk PT	119,000	613,465
Kalbe Farma Tbk PT	3,901,400	498,900
Lippo Karawaci Tbk PT	1,903,500	164,941
Matahari Department Store Tbk PT	235,000	357,474
Perusahaan Gas Negara Persero Tbk PT	1,880,000	472,207

Security	Shares	Value
Semen Indonesia Persero Tbk PT	658,000	$470,951
Telekomunikasi Indonesia Persero Tbk PT	6,862,000	2,215,999
Unilever Indonesia Tbk PT	235,000	808,241
United Tractors Tbk PT	352,545	423,910

		11,927,244
IRELAND — 0.34%
Bank of Ireland[b]	3,051,475	631,278
CRH PLC	82,407	2,531,867
Irish Bank Resolution Corp. Ltd.[b]	64,486	1
Kerry Group PLC Class A	29,140	2,494,444
Paddy Power Betfair PLC	7,285	855,378

		6,512,968
ISRAEL — 0.53%
Bank Hapoalim BM	98,700	504,454
Bank Leumi le-Israel BMb	183,535	662,120
Bezeq The Israeli Telecommunication Corp. Ltd.	344,969	688,146
Check Point Software Technologies Ltd.[a,b]	7,990	614,271
Israel Chemicals Ltd.	43,475	175,205
Mobileye NVa,b	18,095	866,931
Nice Ltd.	15,040	1,031,894
Teva Pharmaceutical Industries Ltd.	102,695	5,531,638

		10,074,659
ITALY — 1.36%
Assicurazioni Generali SpA	144,835	1,907,910
CNH Industrial NV	142,451	1,016,308
Enel SpA	766,438	3,529,413
Eni SpA	262,260	4,011,966
EXOR SpA	30,785	1,199,035
Ferrari NV	15,043	680,275
Fiat Chrysler Automobiles NVa	119,856	772,007
Intesa Sanpaolo SpA	1,505,890	3,317,406
Leonardo-Finmeccanica SpA[b]	68,177	778,400
Luxottica Group SpA	27,365	1,328,386
Mediobanca SpA	104,575	732,636
Prysmian SpA	31,960	747,666
Saipem SpA[b]	809,746	353,959
Snam SpA	194,779	1,127,176
Telecom Italia SpA/Milano[b]	1,426,980	1,218,333
Tenaris SA	48,255	645,376

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2016

Security	Shares	Value
Terna Rete Elettrica Nazionale SpA	144,010	$784,261
UniCredit SpA	548,587	1,344,699
Unione di Banche Italiane SpA	157,987	484,780

		25,979,992
JAPAN — 16.58%
Acom Co. Ltd.[a,b]	117,500	561,790
Aeon Co. Ltd.	94,000	1,359,301
AEON Financial Service Co. Ltd.	23,500	546,656
Aeon Mall Co. Ltd.	25,700	348,568
Aisin Seiki Co. Ltd.	23,600	1,092,667
Ajinomoto Co. Inc.	59,000	1,518,969
ANA Holdings Inc.	235,000	674,835
Asahi Glass Co. Ltd.	235,000	1,368,932
Asahi Group Holdings Ltd.	70,500	2,404,918
Asahi Kasei Corp.	235,000	1,795,204
Astellas Pharma Inc.	258,500	4,342,174
Bandai Namco Holdings Inc.	47,000	1,255,198
Bridgestone Corp.	70,500	2,477,148
Canon Inc.	117,500	3,365,005
Casio Computer Co. Ltd.	48,600	700,417
Central Japan Railway Co.	23,500	4,407,182
Chubu Electric Power Co. Inc.	94,000	1,384,525
Chugai Pharmaceutical Co. Ltd.	47,000	1,772,503
Chugoku Electric Power Co. Inc. (The)	47,000	592,975
Credit Saison Co. Ltd.	47,000	789,716
CYBERDYNE Inc.[a,b]	47,000	913,997
Dai-ichi Life Insurance Co. Ltd. (The)	117,500	1,554,667
Daiichi Sankyo Co. Ltd.	104,400	2,506,985
Daikin Industries Ltd.	23,500	2,066,468
Daito Trust Construction Co. Ltd.	2,600	436,103
Daiwa House Industry Co. Ltd.	47,000	1,329,492
Daiwa Securities Group Inc.	235,000	1,342,104
Denso Corp.	70,500	2,783,266
Dentsu Inc.	23,500	1,135,044
East Japan Railway Co.	47,000	4,349,856
Eisai Co. Ltd.	23,600	1,391,798
Electric Power Development Co. Ltd.	23,500	543,675
FANUC Corp.	23,500	3,972,655
Fast Retailing Co. Ltd.	1,300	424,052
Fuji Heavy Industries Ltd.	70,500	2,761,941
FUJIFILM Holdings Corp.	70,500	2,565,200

Security	Shares	Value
Fujitsu Ltd.	235,000	$992,877
GungHo Online Entertainment Inc.[a]	117,500	267,137
Hachijuni Bank Ltd. (The)	235,000	1,112,114
Hino Motors Ltd.	47,000	499,419
Hitachi Construction Machinery Co. Ltd.	23,500	386,374
Hitachi High-Technologies Corp.	23,500	809,436
Hitachi Ltd.	470,000	2,185,247
Hokuriku Electric Power Co.	47,000	559,497
Honda Motor Co. Ltd.	188,000	5,212,490
Hoya Corp.	70,500	2,528,053
Hulic Co. Ltd.	42,600	446,430
IHI Corp.	235,000	667,268
INPEX Corp.	117,500	936,239
Isetan Mitsukoshi Holdings Ltd.	70,500	700,976
Isuzu Motors Ltd.	117,500	1,546,641
ITOCHU Corp.	211,500	2,419,708
Japan Exchange Group Inc.	89,400	1,282,314
Japan Prime Realty Investment Corp.	235	1,033,005
Japan Retail Fund Investment Corp.	705	1,733,522
Japan Tobacco Inc.	141,000	5,537,640
JFE Holdings Inc.	70,600	934,467
JSR Corp.	47,000	648,924
JTEKT Corp.	70,500	1,000,903
JX Holdings Inc.	235,000	889,462
Kakaku.com Inc.	23,500	491,165
Kansai Electric Power Co. Inc. (The)[a,b]	94,000	877,217
Kao Corp.	70,500	3,819,939
Kawasaki Heavy Industries Ltd.	235,000	703,957
KDDI Corp.	211,500	6,490,389
Keio Corp.	235,000	2,199,005
Keyence Corp.	5,000	3,557,594
Kintetsu Group Holdings Co. Ltd.	235,000	1,020,393
Kirin Holdings Co. Ltd.	140,100	2,415,541
Kobe Steel Ltd.	470,000	412,743
Komatsu Ltd.	117,500	2,315,375
Konica Minolta Inc.	119,000	970,718
Kubota Corp.	117,000	1,732,424
Kuraray Co. Ltd.	94,000	1,199,707
Kurita Water Industries Ltd.	47,100	1,051,058
Kyocera Corp.	47,600	2,271,665

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2016

Security	Shares	Value
Kyushu Electric Power Co. Inc.	70,500	$664,517
M3 Inc.	23,500	758,989
Mabuchi Motor Co. Ltd.	24,100	1,109,938
Marubeni Corp.	235,000	1,103,400
Mazda Motor Corp.	70,500	1,064,534
MEIJI Holdings Co. Ltd.	24,290	2,550,231
Mitsubishi Chemical Holdings Corp.	235,500	1,292,337
Mitsubishi Corp.	188,000	3,262,507
Mitsubishi Electric Corp.	235,000	2,791,750
Mitsubishi Estate Co. Ltd.	135,000	2,541,006
Mitsubishi Heavy Industries Ltd.	471,000	2,036,397
Mitsubishi Motors Corp.	94,000	442,094
Mitsubishi UFJ Financial Group Inc.	1,418,800	7,226,556
Mitsui & Co. Ltd.	188,000	2,216,890
Mitsui Chemicals Inc.	235,000	1,008,928
Mitsui Fudosan Co. Ltd.	51,000	1,121,418
Mitsui OSK Lines Ltd.	235,000	506,757
Mizuho Financial Group Inc.	2,608,500	4,253,114
MS&AD Insurance Group Holdings Inc.	67,100	1,968,118
Murata Manufacturing Co. Ltd.	23,500	2,940,796
Nabtesco Corp.	23,800	643,042
NEC Corp.	342,000	947,729
Nidec Corp.	23,500	2,163,463
Nikon Corp.	47,000	670,020
Nintendo Co. Ltd.	13,500	2,832,780
Nippon Building Fund Inc.	253	1,555,252
Nippon Steel & Sumitomo Metal Corp.	94,086	1,790,191
Nippon Telegraph & Telephone Corp.	94,000	4,476,889
Nissan Motor Co. Ltd.	258,500	2,552,588
Nisshin Seifun Group Inc.	85,625	1,417,823
Nissin Foods Holdings Co. Ltd.	23,500	1,339,123
Nitto Denko Corp.	23,800	1,604,935
Nomura Holdings Inc.	400,500	1,833,581
Nomura Real Estate Holdings Inc.	23,800	414,297
Nomura Real Estate Master Fund Inc.	470	778,250
NTT DOCOMO Inc.	164,500	4,413,258
NTT Urban Development Corp.	47,000	505,840
Olympus Corp.	47,000	1,641,801

Security	Shares	Value
Omron Corp.	47,000	$1,577,597
Ono Pharmaceutical Co. Ltd.	72,000	2,601,512
Oriental Land Co. Ltd./Japan	23,500	1,492,755
ORIX Corp.	164,500	2,349,885
Osaka Gas Co. Ltd.	235,000	954,354
Otsuka Holdings Co. Ltd.	47,000	2,244,406
Panasonic Corp.	258,500	2,550,066
Rakuten Inc.	117,500	1,347,722
Resona Holdings Inc.	305,500	1,237,083
Santen Pharmaceutical Co. Ltd.	70,500	1,181,134
SBI Holdings Inc./Japan	40,300	443,955
Secom Co. Ltd.	23,800	1,801,866
Sekisui House Ltd.	70,500	1,189,045
Seven & I Holdings Co. Ltd.	94,000	3,946,743
Shikoku Electric Power Co. Inc.	70,500	740,874
Shin-Etsu Chemical Co. Ltd.	47,000	3,239,577
Shionogi & Co. Ltd.	23,500	1,226,765
Shiseido Co. Ltd.	47,000	1,330,409
Showa Shell Sekiyu KK	70,500	632,185
SMC Corp./Japan	3,200	848,827
SoftBank Group Corp.	117,500	6,538,542
Sony Corp.	141,000	4,515,412
Stanley Electric Co. Ltd.	47,000	1,155,223
Sumitomo Chemical Co. Ltd.	235,000	1,054,789
Sumitomo Corp.	127,100	1,344,357
Sumitomo Dainippon Pharma Co. Ltd.	47,000	883,271
Sumitomo Electric Industries Ltd.	94,000	1,315,734
Sumitomo Heavy Industries Ltd.	235,000	1,132,751
Sumitomo Mitsui Financial Group Inc.	164,500	5,309,714
Sumitomo Mitsui Trust Holdings Inc.	470,000	1,591,355
Sumitomo Rubber Industries Ltd.	23,500	335,698
Suzuki Motor Corp.	47,000	1,462,029
Sysmex Corp.	23,500	1,646,387
T&D Holdings Inc.	94,000	978,202
Taiyo Nippon Sanso Corp.	40,300	392,049
Takeda Pharmaceutical Co. Ltd.	94,000	4,208,148
TDK Corp.	23,800	1,483,944
Terumo Corp.	47,600	2,059,872
THK Co. Ltd.	23,500	470,527
Tohoku Electric Power Co. Inc.	70,500	909,411
Tokio Marine Holdings Inc.	70,500	2,779,138
Tokyo Electric Power Co. Holdings Inc.[b]	211,500	833,742

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2016

Security	Shares	Value
Tokyo Electron Ltd.	23,800	$2,096,797
Tokyo Gas Co. Ltd.	235,000	1,006,635
Tokyu Corp.	68,000	561,994
Tokyu Fudosan Holdings Corp.	141,000	847,500
TonenGeneral Sekiyu KK	14,000	126,906
Toray Industries Inc.	235,000	2,157,042
Toshiba Corp.[b]	471,000	1,237,188
Toyo Seikan Group Holdings Ltd.	70,500	1,385,442
Toyo Suisan Kaisha Ltd.	23,500	1,050,202
Toyota Industries Corp.	23,600	1,076,548
Toyota Motor Corp.	282,000	16,218,061
Toyota Tsusho Corp.	47,000	1,048,368
Unicharm Corp.	70,500	1,461,111
United Urban Investment Corp.	705	1,315,963
USS Co. Ltd.	70,500	1,205,898
West Japan Railway Co.	23,500	1,468,678
Yahoo Japan Corp.	220,900	980,724
Yakult Honsha Co. Ltd.	23,500	1,132,751
Yamada Denki Co. Ltd.	145,400	768,959
Yamaha Motor Co. Ltd.	47,000	806,225
Yamato Holdings Co. Ltd.	70,500	1,739,369
Yokogawa Electric Corp.	47,000	614,988

		316,780,562
MALAYSIA — 0.65%
Alliance Financial Group Bhd	517,000	505,506
Axiata Group Bhd	305,500	427,047
Berjaya Sports Toto Bhd	103,006	83,002
British American Tobacco Malaysia Bhd	23,500	284,967
CIMB Group Holdings Bhd	540,500	582,925
DiGi.Com Bhd[a]	446,500	544,071
Genting Bhd	258,500	522,017
Genting Malaysia Bhd	235,000	247,672
Hong Leong Bank Bhd	94,000	302,980
Hong Leong Financial Group Bhd	70,500	263,606
IHH Healthcare Bhd	282,000	453,084
IOI Corp. Bhd	388,700	403,931
IOI Properties Group Bhd	555,515	322,077
Kuala Lumpur Kepong Bhd	70,500	400,432
Lafarge Malaysia Bhd	117,500	229,487
Malayan Banking Bhd[a]	305,500	601,919
Malaysia Airports Holdings Bhd	235,000	343,508
Maxis Bhd[a]	258,500	382,304
Petronas Chemicals Group Bhd	258,500	415,962
Petronas Dagangan Bhd	47,000	268,571

Security	Shares	Value
Petronas Gas Bhd	141,000	$768,304
PPB Group Bhd	70,500	277,116
Public Bank Bhd	283,040	1,355,922
RHB Bank Bhd[a]	183,895	229,953
Sapurakencana Petroleum Bhd[a]	564,000	198,138
Sime Darby Bhd	235,000	428,375
Tenaga Nasional Bhd	376,000	1,328,309
UMW Holdings Bhd	117,500	164,538
YTL Corp. Bhd	376,053	154,283

		12,490,006
MEXICO — 0.87%
Alfa SAB de CV	470,000	769,840
America Movil SAB de CV	3,431,000	1,973,991
Cemex SAB de CV CPO[b]	1,934,927	1,475,715
Fibra Uno Administracion SA de CV	298,900	610,028
Fomento Economico Mexicano SAB de CV	258,500	2,314,349
Gentera SAB de CV	211,500	393,273
Grupo Aeroportuario del Sureste SAB de CV Series B	70,500	1,084,210
Grupo Financiero Banorte SAB de CV	314,100	1,721,479
Grupo Financiero Inbursa SAB de CV Series O	329,000	529,055
Grupo Financiero Santander Mexico SAB de CV Series B	282,000	514,130
Grupo Mexico SAB de CV Series B	376,029	908,125
Grupo Televisa SAB	282,000	1,497,990
Kimberly-Clark de Mexico SAB de CV Series A	399,500	904,255
OHL Mexico SAB de CVb	141,000	191,444
Wal-Mart de Mexico SAB de CV	728,500	1,666,043

		16,553,927
NETHERLANDS — 2.31%
Aegon NV	248,395	1,012,742
AerCap Holdings NVa,b	18,330	669,228
Akzo Nobel NV	36,895	2,391,305
Altice NV Class Aa,b	36,425	540,721
Altice NV Class Bb	19,160	283,355
ASML Holding NV	44,492	4,922,582
Gemalto NVa	9,635	635,363
Heineken NV	27,965	2,640,597
ING Groep NV	454,020	5,077,081

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2016

Security	Shares	Value
Koninklijke Ahold Delhaize NV	196,777	$4,700,182
Koninklijke DSM NV	27,029	1,730,695
Koninklijke KPN NV	403,730	1,328,680
Koninklijke Philips NV	118,242	3,156,191
NXP Semiconductors NVb	28,671	2,410,944
OCI NVb	21,957	335,400
RELX NV	131,595	2,380,251
Unilever NV CVA	185,346	8,587,953
Wolters Kluwer NV	33,605	1,413,903

		44,217,173
NEW ZEALAND — 0.14%
Auckland International Airport Ltd.	269,545	1,434,641
Fletcher Building Ltd.	78,727	550,178
Spark New Zealand Ltd.	264,476	752,470

		2,737,289
NORWAY — 0.41%
DNB ASA	113,975	1,256,406
Gjensidige Forsikring ASA	38,472	649,962
Norsk Hydro ASA	177,425	758,957
Orkla ASA	90,240	838,879
Schibsted ASA	11,280	355,291
Statoil ASA	132,362	2,086,891
Telenor ASA	64,390	1,077,129
Yara International ASA	24,223	788,846

		7,812,361
PERU — 0.09%
Credicorp Ltd.	11,059	1,773,090
Southern Copper Corp.	566	14,710

		1,787,800
PHILIPPINES — 0.34%
Ayala Land Inc.	1,433,500	1,201,937
Bank of the Philippine Islands	596,005	1,214,529
JG Summit Holdings Inc.	171,550	304,063
Jollibee Foods Corp.	279,820	1,514,628
Metropolitan Bank & Trust Co.	836,638	1,686,240
Security Bank Corp.	108,100	502,524

		6,423,921
POLAND — 0.25%
Alior Bank SAb	35,928	465,819
Bank Handlowy w Warszawie SA	9,870	174,264
Bank Millennium SAb	186,190	218,935
Bank Pekao SA	11,750	372,108
Cyfrowy Polsat SAb	117,327	709,986

Security	Shares	Value
Eurocash SA	27,910	$374,761
KGHM Polska Miedz SA	11,045	222,743
mBank SAb	2,908	226,817
Orange Polska SA	90,005	124,551
Polski Koncern Naftowy ORLEN SA	43,823	702,631
Powszechna Kasa Oszczednosci Bank Polski SAb	83,895	512,632
Powszechny Zaklad Ubezpieczen SA	44,650	323,268
Synthos SAb	175,619	178,550
Tauron Polska Energia SAb	305,821	241,830

		4,848,895
PORTUGAL — 0.12%
Banco Espirito Santo SA Registered[b]	1	—
EDP – Energias de Portugal SA	256,669	880,578
Galp Energia SGPS SA	48,569	663,154
Jeronimo Martins SGPS SA	43,284	724,825

		2,268,557
QATAR — 0.20%
Ezdan Holding Group QSC	102,546	553,625
Masraf Al Rayan QSC	119,284	1,195,608
Ooredoo QSC	15,434	402,639
Qatar National Bank SAQ	38,337	1,595,993

		3,747,865
RUSSIA — 0.79%
Gazprom PJSC ADR	621,607	2,529,940
Lukoil PJSC ADR	54,757	2,379,630
Magnit PJSC GDR[d]	43,240	1,659,119
MegaFon PJSC GDR[d]	40,890	403,993
MMC Norilsk Nickel PJSC ADR	76,911	1,132,130
Mobile TeleSystems PJSC ADR	93,530	831,482
Novatek OJSC GDR[d]	14,884	1,485,423
Rosneft PJSC GDR[d]	96,872	468,182
RusHydro PJSC ADR	196,318	203,189
Sberbank of Russia PJSC ADR	249,205	2,168,333
Sistema JSFC GDR[d]	48,410	394,057
Surgutneftegas OJSC ADR	192,243	906,503
Tatneft PJSC ADR	22,122	624,947

		15,186,928
SINGAPORE — 0.93%
Ascendas REIT[a]	518,716	946,210
CapitaLand Ltd.	258,600	610,351

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2016

Security	Shares	Value
ComfortDelGro Corp. Ltd.	235,000	$493,411
DBS Group Holdings Ltd.[a]	211,500	2,426,636
Genting Singapore PLC	1,577,900	922,233
Global Logistic Properties Ltd.[a]	470,000	670,129
Golden Agri-Resources Ltd.	705,000	188,966
Hutchison Port Holdings Trust	823,800	391,305
Jardine Matheson Holdings Ltd.	23,500	1,393,550
Keppel Corp. Ltd.[a]	211,500	826,725
Noble Group Ltd.[a,b]	1,880,398	226,807
Oversea-Chinese Banking Corp. Ltd.	259,075	1,658,882
SembCorp Industries Ltd.[a]	94,000	193,865
Sembcorp Marine Ltd.[a]	353,500	371,108
Singapore Airlines Ltd.	117,500	960,576
Singapore Telecommunications Ltd.	940,000	2,925,471
United Overseas Bank Ltd.	188,000	2,547,539

		17,753,764
SOUTH AFRICA — 1.71%
African Bank Investments Ltd.[a,b]	334,618	241
Anglo American Platinum Ltd.[b]	10,578	335,737
AngloGold Ashanti Ltd.[b]	60,019	1,312,383
Aspen Pharmacare Holdings Ltd.	54,071	1,462,643
Bid Corp. Ltd.[b]	30,550	570,804
Bidvest Group Ltd. (The)	34,075	392,048
Brait SEb	45,120	406,057
FirstRand Ltd.	361,195	1,265,993
Foschini Group Ltd. (The)	47,000	505,158
Gold Fields Ltd.	126,205	780,463
Growthpoint Properties Ltd.	707,950	1,345,631
Impala Platinum Holdings Ltd.[b]	76,668	337,355
Imperial Holdings Ltd.	25,380	303,432
Investec Ltd.	56,635	341,738
MMI Holdings Ltd./South Africa	211,112	352,691
Mr. Price Group Ltd.	52,875	873,050
MTN Group Ltd.	176,015	1,781,100
Naspers Ltd. Class N	49,735	7,820,195
PSG Group Ltd.	18,330	262,105
Rand Merchant Investment Holdings Ltd.	195,990	626,297
Redefine Properties Ltd.	1,773,115	1,533,553
Remgro Ltd.	57,810	1,085,058
RMB Holdings Ltd.	136,535	612,600
Sappi Ltd.[b]	102,225	520,748
Sasol Ltd.	71,440	1,900,223

Security	Shares	Value
Shoprite Holdings Ltd.	40,420	$592,757
Sibanye Gold Ltd.	77,080	356,960
Standard Bank Group Ltd.	120,790	1,207,203
Steinhoff International Holdings NV Class H	274,812	1,739,901
Tiger Brands Ltd.	22,090	621,222
Truworths International Ltd.	88,631	570,734
Woolworths Holdings Ltd./South Africa	119,854	773,176

		32,589,256
SOUTH KOREA — 3.19%
AmorePacific Corp.	5,640	1,953,596
AmorePacific Group	6,815	879,139
BGF retail Co. Ltd.	1,880	334,830
BNK Financial Group Inc.	25,690	202,052
Celltrion Inc.[a,b]	9,331	867,167
CJ CheilJedang Corp.	1,660	583,145
CJ Corp.	1,410	252,381
Coway Co. Ltd.	5,875	449,482
Daelim Industrial Co. Ltd.	3,104	232,769
DGB Financial Group Inc.	18,162	146,087
Dongbu Insurance Co. Ltd.	5,170	293,081
E-MART Inc.	1,910	278,789
GS Engineering & Construction Corp.[b]	7,612	195,031
GS Holdings Corp.	5,103	219,126
Hana Financial Group Inc.	31,380	771,789
Hankook Tire Co. Ltd.	6,606	319,640
Hanmi Pharm Co. Ltd.	969	528,553
Hanmi Science Co. Ltd.	1,939	249,267
Hanssem Co. Ltd.	2,585	396,929
Hyosung Corp.	2,350	291,613
Hyundai Department Store Co. Ltd.	1,645	182,101
Hyundai Development Co. – Engineering & Construction	5,791	229,024
Hyundai Engineering & Construction Co. Ltd.	7,755	254,773
Hyundai Glovis Co. Ltd.	2,350	352,453
Hyundai Heavy Industries Co. Ltd.[b]	4,935	552,910
Hyundai Marine & Fire Insurance Co. Ltd.	7,066	191,135
Hyundai Mobis Co. Ltd.	7,285	1,658,416
Hyundai Motor Co.	15,275	1,800,027

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2016

Security	Shares	Value
Hyundai Steel Co.	6,345	$286,620
Industrial Bank of Korea	30,315	320,701
Kakao Corp.[a]	3,525	286,053
Kangwon Land Inc.	20,915	765,536
KB Financial Group Inc.	34,681	1,089,828
Kia Motors Corp.	27,260	1,025,764
Korea Aerospace Industries Ltd. Class A	13,395	963,833
Korea Electric Power Corp.	28,200	1,543,240
Korea Gas Corp.	5,476	206,789
Korea Investment Holdings Co. Ltd.	11,515	482,126
Korea Zinc Co. Ltd.	1,175	533,924
KT Corp.	25,110	711,728
KT&G Corp.	11,972	1,293,230
LG Chem Ltd.	4,939	1,073,648
LG Corp.	11,750	666,094
LG Display Co. Ltd.	25,145	695,884
LG Electronics Inc.	12,690	606,093
LG Household & Health Care Ltd.	1,175	1,057,358
LG Uplus Corp.	50,995	498,500
Lotte Chemical Corp.	2,585	700,395
Lotte Confectionery Co. Ltd.	2,350	397,558
Lotte Shopping Co. Ltd.	1,410	242,941
Mirae Asset Securities Co. Ltd.	19,964	473,190
NAVER Corp.	3,055	1,936,392
NCsoft Corp.	1,645	368,607
OCI Co. Ltd.[a,b]	2,820	234,129
Orion Corp./Republic of Korea	244	200,620
POSCO	6,896	1,394,406
S-1 Corp.	3,760	340,704
S-Oil Corp.	6,345	433,328
Samsung C&T Corp.	7,582	917,164
Samsung Electro-Mechanics Co. Ltd.	5,878	289,663
Samsung Electronics Co. Ltd.	11,280	15,497,853
Samsung Fire & Marine Insurance Co. Ltd.	3,290	782,739
Samsung Life Insurance Co. Ltd.	6,580	571,561
Samsung SDI Co. Ltd.	5,875	553,330
Samsung SDS Co. Ltd.	3,525	494,063
Samsung Securities Co. Ltd.	6,345	214,115
Shinhan Financial Group Co. Ltd.	36,023	1,284,756
SK Holdings Co. Ltd.	5,640	1,049,806

Security	Shares	Value
SK Hynix Inc.	63,235	$1,941,958
SK Innovation Co. Ltd.	6,580	857,635
SK Telecom Co. Ltd.	2,350	482,525
Woori Bank	32,921	296,837
Yuhan Corp.	877	239,577

		60,968,106
SPAIN — 2.07%
Abertis Infraestructuras SA	62,216	978,893
ACS Actividades de Construccion y Servicios SA	39,781	1,141,043
Aena SAc	6,111	881,538
Amadeus IT Holding SA Class A	61,247	2,876,216
Banco Bilbao Vizcaya Argentaria SA	663,991	3,879,606
Banco de Sabadell SA	623,387	852,557
Banco Popular Espanol SAa	544,772	762,708
Banco Santander SA	1,548,180	6,568,374
Bankia SA	723,645	555,122
CaixaBank SA	301,056	756,466
Distribuidora Internacional de Alimentacion SA	93,863	585,795
Ferrovial SA	81,267	1,682,585
Gas Natural SDG SA	21,872	452,602
Grifols SA	30,792	675,235
Iberdrola SA	606,059	4,164,625
Iberdrola SA New[b]	13,468	92,547
Industria de Diseno Textil SA	124,550	4,309,265
International Consolidated Airlines Group SA	114,210	616,482
Red Electrica Corp. SA	32,732	749,987
Repsol SA	137,620	1,735,151
Telefonica SA	442,035	4,334,074
Zardoya Otis SA	83,612	820,923

		39,471,794
SWEDEN — 1.92%
Alfa Laval AB	74,025	1,170,222
Assa Abloy AB	117,030	2,575,554
Atlas Copco AB Class A	96,848	2,727,233
Electrolux AB Class B	43,475	1,180,948
Getinge AB Class B	40,227	817,890
Hennes & Mauritz AB Class B	110,215	3,338,713
Hexagon AB Class B	27,730	1,096,735
Husqvarna AB Class B	175,153	1,507,604
Investor AB Class B	53,110	1,834,770
Lundin Petroleum ABa,b	25,145	417,247

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2016

Security	Shares	Value
Millicom International Cellular SA SDR	10,161	$544,165
Nordea Bank AB	309,730	2,767,585
Sandvik AB	169,905	1,825,801
Securitas AB Class B	93,864	1,548,744
Skandinaviska Enskilda Banken AB Class A	133,245	1,171,870
Skanska AB Class B	75,688	1,613,384
Svenska Cellulosa AB SCA Class B	55,852	1,665,729
Svenska Handelsbanken AB Class A	137,968	1,665,304
Swedbank AB Class A	76,845	1,619,135
Tele2 AB Class B	57,878	490,377
Telefonaktiebolaget LM Ericsson Class B	318,660	2,382,463
Telia Co. AB	264,845	1,211,967
Volvo AB Class B	149,225	1,594,830

		36,768,270
SWITZERLAND — 6.37%
ABB Ltd. Registered	268,370	5,720,339
Actelion Ltd. Registered	13,395	2,382,535
Adecco Group AG Registered	19,181	1,055,853
Aryzta AG	10,810	407,703
Barry Callebaut AG Registered	928	1,217,553
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	235	1,386,000
Cie. Financiere Richemont SA Class A Registered	60,007	3,660,213
Credit Suisse Group AG Registered	197,731	2,281,236
Dufry AG Registered[b]	3,525	407,046
Galenica AG Registered	470	607,895
Geberit AG Registered	5,360	2,074,230
Givaudan SA Registered	870	1,793,202
Julius Baer Group Ltd.	33,809	1,391,611
Kuehne + Nagel International AG Registered	12,938	1,820,651
LafargeHolcim Ltd. Registered	51,445	2,455,009
Lonza Group AG Registered	3,760	710,799
Nestle SA Registered	348,145	27,989,929
Novartis AG Registered	248,630	20,658,067
Partners Group Holding AG	1,880	862,724
Roche Holding AG	77,080	19,739,562
SGS SA Registered	470	1,043,148

Security	Shares	Value
Sonova Holding AG Registered	6,345	$871,867
Swatch Group AG (The) Bearer[a]	4,310	1,133,190
Swiss Life Holding AG Registered	4,073	933,488
Swiss Prime Site AG Registered	7,051	649,689
Swiss Re AG	40,890	3,441,876
Swisscom AG Registered	2,820	1,392,128
Syngenta AG Registered	11,046	4,355,767
UBS Group AG	414,161	5,720,989
Zurich Insurance Group AG	15,220	3,667,792

		121,832,091
TAIWAN — 2.76%
Acer Inc.	1,232,792	586,989
Advanced Semiconductor Engineering Inc.	705,218	839,466
Asia Cement Corp.	486,440	444,947
AU Optronics Corp.	1,735,000	703,826
Cathay Financial Holding Co. Ltd.	1,022,318	1,148,078
Chang Hwa Commercial Bank Ltd.	1,020,685	548,343
China Development Financial Holding Corp.	1,880,000	457,000
China Steel Corp.	1,217,288	840,811
Chunghwa Telecom Co. Ltd.	705,000	2,506,578
Compal Electronics Inc.	705,000	442,792
CTBC Financial Holding Co. Ltd.	1,925,293	1,061,465
Delta Electronics Inc.	235,000	1,236,726
E.Sun Financial Holding Co. Ltd.	1,034,941	577,075
Far EasTone Telecommunications Co. Ltd.	470,000	1,079,191
First Financial Holding Co. Ltd.	1,594,278	883,962
Formosa Chemicals & Fibre Corp.	240,340	625,638
Formosa Petrochemical Corp.	235,000	668,421
Formosa Plastics Corp.	241,960	589,684
Fubon Financial Holding Co. Ltd.	470,000	583,764
Highwealth Construction Corp.	223,080	339,969
Hon Hai Precision Industry Co. Ltd.	1,822,839	5,019,188
HTC Corp.	278,000	828,174
Hua Nan Financial Holdings Co. Ltd.	1,863,885	1,015,932
Innolux Corp.	1,243,688	459,716
MediaTek Inc.	60,000	457,664

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2016

Security	Shares	Value
Mega Financial Holding Co. Ltd.	1,013,195	$793,468
Nan Ya Plastics Corp.	473,840	896,530
Pegatron Corp.	470,000	1,152,805
Quanta Computer Inc.	470,000	955,518
Shin Kong Financial Holding Co. Ltd.	800,149	162,421
Siliconware Precision Industries Co. Ltd.	472,218	710,036
SinoPac Financial Holdings Co. Ltd.	1,596,793	515,208
Synnex Technology International Corp.	235,000	277,527
Taishin Financial Holding Co. Ltd.	1,514,141	607,117
Taiwan Business Bank[b]	3,129,880	824,556
Taiwan Cement Corp.	470,000	499,107
Taiwan Cooperative Financial Holding Co. Ltd.	2,471,018	1,157,213
Taiwan Mobile Co. Ltd.	470,000	1,619,522
Taiwan Semiconductor Manufacturing Co. Ltd.	2,820,000	15,238,230
Uni-President Enterprises Corp.	559,972	1,143,695
United Microelectronics Corp.	2,350,000	876,014
Vanguard International Semiconductor Corp.	479,000	867,281
Yuanta Financial Holding Co. Ltd.	1,400,067	491,205

		52,732,852
THAILAND — 0.49%
Advanced Info Service PCL NVDR	94,000	480,390
Airports of Thailand PCL NVDR[a]	70,500	799,526
BEC World PCL NVDR	306,900	217,641
BTS Group Holdings PCL NVDR	658,000	177,583
Central Pattana PCL NVDR	141,000	232,773
Charoen Pokphand Foods PCL NVDR	737,900	593,201
CP ALL PCL NVDR	757,200	1,125,039
Glow Energy PCL NVDR	267,500	658,574
Indorama Ventures PCL NVDR	430,888	411,341
Minor International PCL NVDR	309,420	362,012
PTT Exploration & Production PCL NVDR	149,399	353,874
PTT Global Chemical PCL NVDR	235,601	410,932
PTT PCL NVDR	70,600	668,906

Security	Shares	Value
Siam Cement PCL (The) NVDR	70,800	$1,036,692
Siam Commercial Bank PCL (The) NVDR	235,000	1,069,409
Thai Oil PCL NVDR	151,000	263,372
TMB Bank PCL NVDR	3,290,000	213,477
True Corp. PCL NVDR[a]	1,270,434	326,454

		9,401,196
TURKEY — 0.27%
Akbank TAS	131,600	338,886
Anadolu Efes Biracilik ve Malt Sanayii AS	59,975	405,964
Arcelik AS	136,320	930,941
BIM Birlesik Magazalar AS	37,421	690,815
Coca-Cola Icecek AS	19,975	247,304
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	452,662	404,196
Haci Omer Sabanci Holding AS	58,045	172,962
KOC Holding AS	45,463	194,614
Tupras Turkiye Petrol Rafinerileri AS	22,355	477,356
Turk Hava Yollari AOa,b	95,450	165,034
Turk Telekomunikasyon AS	99,222	200,425
Turkiye Garanti Bankasi AS	215,965	529,413
Turkiye Halk Bankasi AS	57,575	151,343
Turkiye Is Bankasi Class C	91,449	140,684
Ulker Biskuvi Sanayi AS	24,440	161,590

		5,211,527
UNITED ARAB EMIRATES — 0.20%
Abu Dhabi Commercial Bank PJSC	303,523	561,911
Aldar Properties PJSC	813,127	637,556
Arabtec Holding PJSC[b]	424,255	167,480
DP World Ltd.	26,422	448,910
Emaar Properties PJSC	591,184	1,097,676
Emirates Telecommunications Group Co. PJSC	173,437	944,363

		3,857,896
UNITED KINGDOM — 13.59%
3i Group PLC	122,007	999,470
Aggreko PLC	31,020	529,643
Anglo American PLC	169,200	1,865,692
ARM Holdings PLC	156,275	3,469,172
Ashtead Group PLC	50,055	794,838
Associated British Foods PLC	27,026	965,596

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2016

Security	Shares	Value
AstraZeneca PLC	137,710	$9,229,643
Auto Trader Group PLC[c]	112,565	554,021
Aviva PLC	442,745	2,299,014
BAE Systems PLC	294,505	2,088,017
Barclays PLC	1,830,885	3,756,904
Barratt Developments PLC	92,120	535,096
Berkeley Group Holdings PLC	12,455	443,675
BHP Billiton PLC	231,945	2,909,236
BP PLC	1,984,105	11,244,496
British American Tobacco PLC	211,970	13,577,718
British Land Co. PLC (The)	153,773	1,369,944
BT Group PLC	998,750	5,481,189
Bunzl PLC	70,531	2,214,681
Burberry Group PLC	48,175	844,298
Capita PLC	127,418	1,624,060
Carnival PLC	31,625	1,529,222
Centrica PLC	640,673	2,050,849
Coca-Cola HBC AG	28,905	599,068
Compass Group PLC	243,225	4,637,274
Diageo PLC	285,760	8,198,913
Experian PLC	157,215	3,083,007
Fresnillo PLC	18,800	481,992
G4S PLC	272,632	674,357
GlaxoSmithKline PLC	532,275	11,929,125
Glencore PLC	1,286,451	3,189,730
HSBC Holdings PLC	2,089,855	13,737,546
ICAP PLC	139,120	821,958
Imperial Brands PLC	121,730	6,438,171
InterContinental Hotels Group PLC	44,111	1,769,870
ITV PLC	510,890	1,329,485
J Sainsbury PLC[a]	218,550	650,849
Johnson Matthey PLC	38,018	1,653,611
Kingfisher PLC	378,115	1,688,305
Land Securities Group PLC	114,775	1,667,112
Legal & General Group PLC	964,675	2,634,604
Lloyds Banking Group PLC	6,425,605	4,534,374
London Stock Exchange Group PLC	42,065	1,549,830
Marks & Spencer Group PLC	254,557	1,079,155
Mediclinic International PLC	37,365	532,806
National Grid PLC	486,450	6,994,662
Next PLC	23,858	1,591,733
Old Mutual PLC	699,427	1,955,694
Pearson PLC	96,474	1,129,741

Security	Shares	Value
Persimmon PLC	62,533	$1,400,633
Petrofac Ltd.	31,188	308,699
Prudential PLC	327,355	5,802,302
Randgold Resources Ltd.	12,866	1,516,045
Reckitt Benckiser Group PLC	80,418	7,817,773
RELX PLC	133,297	2,539,641
Rio Tinto PLC	131,600	4,300,865
Rolls-Royce Holdings PLC	195,755	2,055,840
Royal Bank of Scotland Group PLC[b]	348,975	891,455
Royal Dutch Shell PLC Class A	435,062	11,229,165
Royal Dutch Shell PLC Class B	427,876	11,373,184
SABMiller PLC	107,923	6,324,794
Sage Group PLC (The)	248,929	2,354,835
Shire PLC	94,895	6,137,076
Sky PLC	113,740	1,390,071
Smith & Nephew PLC	146,640	2,420,046
SSE PLC	132,540	2,667,757
Standard Chartered PLC	364,258	2,924,000
Standard Life PLC	262,871	1,057,163
Taylor Wimpey PLC	306,465	629,465
Tesco PLC[b]	954,351	1,976,664
TUI AG	44,654	583,682
Unilever PLC	148,285	6,956,686
United Utilities Group PLC	68,986	931,498
Vedanta Ltd. ADR	173,001	1,681,570
Vodafone Group PLC	2,959,825	9,020,766
Weir Group PLC (The)	27,025	525,658
Wm Morrison Supermarkets PLC	294,292	725,979
Wolseley PLC	48,645	2,718,424
Worldpay Group PLC[b,c]	89,770	349,697
WPP PLC	182,842	4,122,054

		259,662,933

TOTAL COMMON STOCKS
(Cost: $2,120,763,544)		1,879,825,507

PREFERRED STOCKS — 1.24%

BRAZIL — 0.67%
Banco Bradesco SA	376,573	3,303,926
Centrais Eletricas Brasileiras SA Class B	70,500	485,936
Cia. Brasileira de Distribuicao	23,500	356,746
Cia. Energetica de Minas Gerais	110,400	310,462
Cia. Paranaense de Energia Class B	34,400	342,148

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2016

Security	Shares	Value
Gerdau SA	117,500	$281,718
Itau Unibanco Holding SA	300,943	3,145,918
Itausa-Investimentos Itau SA	466,235	1,205,830
Lojas Americanas SA	90,400	535,565
Petroleo Brasileiro SA	399,500	1,467,041
Telefonica Brasil SA	29,600	450,813
Vale SA	211,500	982,123

		12,868,226
CHILE — 0.01%
Sociedad Quimica y Minera de Chile SA Series B	9,701	241,458

		241,458
COLOMBIA — 0.06%
Bancolombia SA	131,024	1,118,849

		1,118,849
GERMANY — 0.35%
Henkel AG & Co. KGaA	26,444	3,294,211
Porsche Automobil Holding SE	17,012	891,640
Volkswagen AG	17,719	2,492,636

		6,678,487
ITALY — 0.02%
Telecom Italia SpA/Milano	621,822	432,857

		432,857
SOUTH KOREA — 0.13%
Hyundai Motor Co.	1,880	163,639
Hyundai Motor Co. Series 2	4,230	379,516
Samsung Electronics Co. Ltd.	1,645	1,857,720

		2,400,875

TOTAL PREFERRED STOCKS
(Cost: $22,458,530)		23,740,752

RIGHTS — 0.01%

HONG KONG — 0.01%
China Resources Beer Holdings Co. Ltd.[b]	120,666	48,515

		48,515
SPAIN — 0.00%
Zardoya Otis SAb	83,612	33,660

		33,660

TOTAL RIGHTS
(Cost: $42,533)		82,175

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.84%

MONEY MARKET FUNDS — 1.84%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[e,f,g]	32,738,603	$32,738,603
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[e,f,g]	1,808,953	1,808,953
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[e,f]	559,462	559,462

		35,107,018

TOTAL SHORT-TERM INVESTMENTS
(Cost: $35,107,018)		35,107,018

TOTAL INVESTMENTS IN SECURITIES — 101.45%
(Cost: $2,178,371,625)[h]		1,938,755,452
Other Assets, Less Liabilities — (1.45)%		(27,651,769)

NET ASSETS — 100.00%		$1,911,103,683

ADR  —  American Depositary Receipts

CPO  —  Certificates of Participation (Ordinary)

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

SDR  —  Swedish Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $2,215,137,108. Net unrealized depreciation was $276,381,656, of which $118,270,766 represented gross unrealized appreciation on securities and $394,652,422 represented gross unrealized depreciation on securities.

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,878,841,816	$983,448	$243	$1,879,825,507
Preferred stocks	23,740,752	—	—	23,740,752
Rights	82,175	—	—	82,175
Money market funds	35,107,018	—	—	35,107,018

Total	$1,937,771,761	$983,448	$243	$1,938,755,452

See notes to financial statements.

SCHEDULES OF INVESTMENTS	79

Schedule of Investments

iSHARES® MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.82%

AUSTRALIA — 7.45%
AGL Energy Ltd.	3,261,324	$51,013,069
Alumina Ltd.	12,170,970	12,256,972
Amcor Ltd./Australia	5,598,970	63,917,563
AMP Ltd.	14,307,798	63,181,665
APA Group	5,424,379	40,032,378
Aristocrat Leisure Ltd.	2,650,984	32,117,191
Asciano Ltd.	2,778,169	19,320,657
ASX Ltd.	942,416	35,599,277
Aurizon Holdings Ltd.	10,054,869	39,739,454
AusNet Services	8,593,128	11,560,235
Australia & New Zealand Banking Group Ltd.	14,160,598	278,109,765
Bank of Queensland Ltd.	1,778,549	14,274,861
Bendigo & Adelaide Bank Ltd.	2,161,127	16,672,029
BHP Billiton Ltd.	15,596,661	231,394,793
Boral Ltd.	3,660,857	19,115,323
Brambles Ltd.	7,615,379	77,849,520
Caltex Australia Ltd.	1,309,613	33,006,512
Challenger Ltd./Australia	2,722,200	19,655,576
CIMIC Group Ltd.	495,038	11,001,655
Coca-Cola Amatil Ltd.	2,723,164	19,083,009
Cochlear Ltd.	285,388	28,790,350
Commonwealth Bank of Australia	8,283,026	486,957,969
Computershare Ltd.	2,287,287	15,437,457
Crown Resorts Ltd.	1,742,202	17,346,503
CSL Ltd.	2,236,546	200,586,628
Dexus Property Group	4,626,964	34,358,391
Domino’s Pizza Enterprises Ltd.	308,416	17,627,750
DUET Group	11,008,473	22,507,201
Flight Centre Travel Group Ltd.[a]	269,511	6,593,858
Fortescue Metals Group Ltd.[a]	7,625,374	25,674,797
Goodman Group	8,565,368	49,086,211
GPT Group (The)	8,654,432	36,901,461
Harvey Norman Holdings Ltd.	2,690,449	9,897,198
Healthscope Ltd.	8,328,162	18,736,265
Incitec Pivot Ltd.	8,211,824	17,912,808
Insurance Australia Group Ltd.	11,738,743	53,889,067
James Hardie Industries PLC	2,167,595	35,915,074
LendLease Group	2,676,400	27,278,591

Security	Shares	Value
Macquarie Group Ltd.	1,481,426	$83,759,998
Medibank Pvt Ltd.	13,387,841	31,238,564
Mirvac Group	17,688,544	29,577,189
National Australia Bank Ltd.	12,805,030	258,299,553
Newcrest Mining Ltd.[b]	3,712,835	70,548,501
Oil Search Ltd.	6,602,134	35,577,277
Orica Ltd.	1,809,989	19,465,901
Origin Energy Ltd.	8,418,098	35,189,962
Platinum Asset Management Ltd.	1,150,930	5,301,072
Qantas Airways Ltd.	2,529,848	6,076,082
QBE Insurance Group Ltd.	6,630,252	55,281,370
Ramsay Health Care Ltd.	695,253	41,634,764
REA Group Ltd.	265,231	13,157,702
Rio Tinto Ltd.	2,066,834	77,853,659
Santos Ltd.	7,706,037	25,712,112
Scentre Group	25,786,535	103,874,990
Seek Ltd.	1,591,362	20,198,894
Sonic Healthcare Ltd.	1,886,892	32,956,357
South32 Ltd.[b]	25,853,151	36,057,174
Stockland	11,509,662	44,089,507
Suncorp Group Ltd.	6,223,249	63,523,633
Sydney Airport	5,190,602	29,825,083
Tabcorp Holdings Ltd.	3,969,703	14,753,974
Tatts Group Ltd.	7,000,132	21,973,458
Telstra Corp. Ltd.	20,738,774	90,949,649
TPG Telecom Ltd.	1,547,546	15,090,803
Transurban Group	9,841,390	93,948,147
Treasury Wine Estates Ltd.	3,603,954	26,433,136
Vicinity Centres	16,373,142	43,057,644
Vocus Communications Ltd.	2,473,754	16,789,977
Wesfarmers Ltd.	5,456,600	178,043,098
Westfield Corp.	9,565,241	77,644,251
Westpac Banking Corp.	16,179,158	382,312,742
Woodside Petroleum Ltd.	3,587,871	72,346,280
Woolworths Ltd.	6,140,517	109,256,803

		4,456,198,389
AUSTRIA — 0.17%
Andritz AG	365,928	18,659,482
Erste Group Bank AG	1,340,115	35,523,941
IMMOEAST AG Escrow[b]	1,571,072	17
IMMOFINANZ AG Escrow[b]	1,157,632	13
OMV AG	721,521	19,174,582
Raiffeisen Bank International AGb	566,954	7,481,160

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Voestalpine AG	587,454	$20,706,142

		101,545,337
BELGIUM — 1.33%
Ageas	971,819	32,705,353
Anheuser-Busch InBev SA/NV	3,886,012	501,040,178
Colruyt SA	343,926	19,187,466
Groupe Bruxelles Lambert SA	389,964	32,902,043
KBC Group NVb	1,212,030	63,003,593
Proximus SADP	723,276	22,577,757
Solvay SA	365,080	37,889,766
Telenet Group Holding NVa,b	261,272	12,395,208
UCB SA	617,349	48,303,848
Umicore SA	476,673	27,579,481

		797,584,693
DENMARK — 1.95%
AP Moeller – Maersk A/S Class A	17,618	23,030,844
AP Moeller – Maersk A/S Class B	31,442	42,685,619
Carlsberg A/S Class B	527,615	52,393,043
Chr Hansen Holding A/S	493,076	31,031,071
Coloplast A/S Class B	600,852	47,154,341
Danske Bank A/S	3,423,248	93,050,874
DSV A/S	889,592	39,614,994
Genmab A/Sb	274,522	49,774,640
ISS A/S	808,820	31,202,702
Novo Nordisk A/S Class B	8,959,814	510,665,417
Novozymes A/S Class B	1,153,920	56,642,519
Pandora A/S	562,878	73,285,126
TDC A/S	3,947,694	20,784,678
Tryg A/S	602,553	11,242,184
Vestas Wind Systems A/S	1,050,071	73,315,288
William Demant Holding A/Sb	644,257	13,153,538

		1,169,026,878
FINLAND — 0.97%
Elisa OYJ	709,689	25,744,711
Fortum OYJ	2,138,099	35,505,315
Kone OYJ Class B	1,631,585	82,632,546
Metso OYJ	561,639	15,581,997
Neste OYJ	626,263	23,719,802
Nokia OYJ	27,850,602	160,079,904
Nokian Renkaat OYJ	574,860	21,361,490
Orion OYJ Class B	492,828	20,186,982
Sampo OYJ Class A	2,170,202	89,962,570
Stora Enso OYJ Class R	2,636,424	23,939,242

Security	Shares	Value
UPM-Kymmene OYJ	2,570,105	$52,968,212
Wartsila OYJ Abp	725,728	31,504,205

		583,186,976
FRANCE — 9.61%
Accor SA	875,091	36,623,018
Aeroports de Paris	138,735	14,756,963
Air Liquide SA	1,666,147	177,727,762
Airbus Group SE	2,851,362	167,812,704
Alstom SAb	766,219	18,862,998
ArcelorMittal[b]	8,962,737	57,619,843
Arkema SA	331,072	28,273,811
Atos SE	436,802	42,822,768
AXA SA	9,405,728	191,742,415
BNP Paribas SA	5,119,549	253,929,640
Bollore SA	4,108,698	14,877,165
Bouygues SA	992,438	29,365,157
Bureau Veritas SA	1,249,401	27,146,495
Capgemini SA	794,574	76,369,393
Carrefour SA	2,674,155	66,999,357
Casino Guichard Perrachon SAa	285,710	15,479,550
Christian Dior SE	263,250	47,615,876
Cie. de Saint-Gobain	2,307,383	97,790,802
Cie. Generale des Etablissements Michelin Class B	888,567	90,858,488
CNP Assurances	841,399	12,857,328
Credit Agricole SA	5,086,744	45,050,973
Danone SA	2,851,786	219,659,090
Dassault Systemes	630,324	52,068,019
Edenred	1,003,725	22,768,209
Eiffage SA	291,512	22,404,842
Electricite de France SAa	1,184,793	15,507,900
Engie SA	7,046,957	116,036,877
Essilor International SA	1,012,474	129,693,461
Eurazeo SA	209,168	13,372,190
Eutelsat Communications SA	814,968	16,203,597
Fonciere des Regions	148,171	13,941,350
Gecina SA	174,893	26,461,188
Groupe Eurotunnel SE Registered	2,275,423	23,648,517
Hermes International	126,351	54,369,189
ICADE	178,570	13,766,352
Iliad SA	127,271	24,742,482
Imerys SA	166,983	11,846,077

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Ingenico Group SA	274,138	$30,051,583
JCDecaux SA	361,868	12,388,638
Kering	372,138	70,702,783
Klepierre	1,097,947	52,579,670
L’Oreal SA	1,224,235	233,072,493
Lagardere SCA	598,012	15,277,074
Legrand SA	1,294,735	71,450,810
LVMH Moet Hennessy Louis Vuitton SE	1,345,405	230,790,275
Natixis SA	4,581,189	18,877,949
Orange SA	9,606,612	147,066,178
Pernod Ricard SA	1,026,219	117,281,647
Peugeot SAb	2,318,444	35,026,042
Publicis Groupe SA	917,740	68,349,131
Remy Cointreau SA	115,530	10,105,358
Renault SA	931,663	81,523,404
Rexel SA	1,445,235	21,486,512
Safran SA	1,515,363	103,028,972
Sanofi	5,671,861	482,986,059
Schneider Electric SE	2,702,868	176,875,737
SCOR SE	792,513	23,161,571
SES SA	1,696,642	37,177,021
SFR Group SA	538,493	12,723,854
Societe BIC SA	142,119	21,009,838
Societe Generale SA	3,697,889	126,350,006
Sodexo SA	466,551	54,650,264
STMicroelectronics NV	2,972,520	21,695,892
Suez	1,503,768	24,408,269
Technip SA	514,583	28,728,478
Thales SA	522,997	47,658,747
Total SA	10,665,630	509,991,947
Unibail-Rodamco SE	478,449	131,696,611
Valeo SA	1,160,544	59,568,053
Veolia Environnement SA	2,192,295	48,687,486
Vinci SA	2,421,465	183,832,847
Vivendi SA	5,635,834	110,825,493
Wendel SA	154,361	16,479,484
Zodiac Aerospace	981,873	22,124,297

		5,750,762,319
GERMANY — 8.29%
adidas AG	911,116	149,517,109
Allianz SE Registered	2,214,077	317,657,040
Axel Springer SE	215,673	11,820,058
BASF SE	4,447,410	349,425,361
Bayer AG Registered	3,997,127	430,083,131

Security	Shares	Value
Bayerische Motoren Werke AG	1,614,635	$139,118,893
Beiersdorf AG	498,219	46,793,656
Brenntag AG	758,409	37,663,733
Commerzbank AG	5,145,034	33,922,264
Continental AG	536,575	112,504,739
Covestro AGc	317,156	14,817,689
Daimler AG Registered	4,684,096	318,574,721
Deutsche Bank AG Registered[b]	6,662,468	89,589,957
Deutsche Boerse AG	936,288	78,640,511
Deutsche Lufthansa AG Registered	1,105,855	13,145,302
Deutsche Post AG Registered	4,670,498	139,396,180
Deutsche Telekom AG Registered	15,581,871	265,287,028
Deutsche Wohnen AG Bearer	1,646,252	61,624,869
E.ON SE	9,672,075	103,745,181
Evonik Industries AG	674,092	21,016,048
Fraport AG Frankfurt Airport Services Worldwide	195,050	10,665,812
Fresenius Medical Care AG & Co. KGaA	1,060,750	96,982,423
Fresenius SE & Co. KGaA	1,981,238	147,974,609
GEA Group AG	901,594	48,126,807
Hannover Rueck SE	301,158	30,821,199
HeidelbergCement AG	683,161	57,861,205
Henkel AG & Co. KGaA	525,490	57,058,821
HOCHTIEF AG	91,392	11,982,850
HUGO BOSS AG	321,187	19,053,837
Infineon Technologies AG	5,394,037	89,271,893
K+S AG Registered[a]	924,819	19,323,641
Lanxess AG	460,042	21,735,183
Linde AG	898,514	129,313,094
MAN SE	162,493	17,040,565
Merck KGaA	630,510	69,632,529
METRO AG	852,833	27,446,938
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	806,989	134,640,448
Osram Licht AG	443,534	23,058,209
ProSiebenSat.1 Media SE Registered	1,063,483	48,628,041
QIAGEN NVa,b	1,089,063	28,588,918
RTL Group SAb	188,914	16,105,942
RWE AGb	2,518,013	44,784,811

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
SAP SE	4,746,215	$416,157,734
Siemens AG Registered	3,702,827	402,143,640
Symrise AG	610,399	43,029,780
Telefonica Deutschland Holding AG	3,516,582	14,353,332
ThyssenKrupp AG	1,848,384	42,372,606
United Internet AG Registered[d]	626,001	27,679,026
Volkswagen AG	164,292	24,370,407
Vonovia SE	2,256,881	89,467,233
Zalando SEa,b,c	423,856	16,079,676

		4,960,094,679
HONG KONG — 3.24%
AIA Group Ltd.	58,397,200	361,598,394
ASM Pacific Technology Ltd.[a]	1,150,300	8,545,776
Bank of East Asia Ltd. (The)[a]	5,583,840	23,062,271
BOC Hong Kong Holdings Ltd.	17,393,500	57,044,772
Cathay Pacific Airways Ltd.	5,665,000	9,198,384
Cheung Kong Infrastructure Holdings Ltd.	3,388,792	29,957,813
Cheung Kong Property Holdings Ltd.	13,105,684	93,564,378
CK Hutchison Holdings Ltd.	13,157,184	153,953,609
CLP Holdings Ltd.	8,470,000	88,193,352
First Pacific Co. Ltd./Hong Kong	10,670,250	8,277,747
Galaxy Entertainment Group Ltd.	11,328,000	37,662,923
Hang Lung Properties Ltd.	10,955,000	23,717,163
Hang Seng Bank Ltd.	3,632,800	64,838,407
Henderson Land Development Co. Ltd.	5,590,996	33,286,814
HK Electric Investments & HK Electric Investments Ltd.[c]	12,792,000	12,248,089
HKT Trust & HKT Ltd.	13,158,440	20,789,113
Hong Kong & China Gas Co. Ltd.	37,269,036	69,159,482
Hong Kong Exchanges and Clearing Ltd.[a]	5,420,000	133,754,728
Hongkong Land Holdings Ltd.	4,746,400	30,376,960
Hysan Development Co. Ltd.	3,228,797	14,854,226
Kerry Properties Ltd.	3,026,500	8,268,326
Li & Fung Ltd.[a]	28,750,400	14,375,293
Link REIT	11,011,258	82,159,271
Melco Crown Entertainment Ltd. ADR[a]	849,460	11,858,462
MGM China Holdings Ltd.[a]	4,552,800	6,594,562

Security	Shares	Value
MTR Corp. Ltd.	7,346,000	$41,558,180
New World Development Co. Ltd.	25,606,132	29,764,021
NWS Holdings Ltd.	7,092,000	11,588,549
PCCW Ltd.	19,778,000	14,400,312
Power Assets Holdings Ltd.	6,776,000	66,319,654
Sands China Ltd.[a]	11,088,800	42,297,757
Shangri-La Asia Ltd.	6,840,666	7,343,185
Sino Land Co. Ltd.	13,696,000	24,427,044
SJM Holdings Ltd.	9,321,000	5,813,651
Sun Hung Kai Properties Ltd.	6,848,000	97,955,270
Swire Pacific Ltd. Class A	2,977,500	35,569,076
Swire Properties Ltd.	5,610,655	15,617,388
Techtronic Industries Co. Ltd.	6,579,033	27,850,854
WH Group Ltd.[c]	27,869,500	21,943,781
Wharf Holdings Ltd. (The)	6,776,912	46,678,902
Wheelock & Co. Ltd.	5,082,000	27,211,142
Wynn Macau Ltd.[a]	7,283,600	11,826,540
Yue Yuen Industrial Holdings Ltd.	3,424,000	13,899,059

		1,939,404,680
IRELAND — 0.45%
Bank of Ireland[b]	132,553,241	27,422,130
CRH PLC	3,894,367	119,650,271
Irish Bank Resolution Corp. Ltd.[b]	3,570,811	40
Kerry Group PLC Class A	790,630	67,679,570
Paddy Power Betfair PLC	398,610	46,803,313
Ryanair Holdings PLC	173,066	2,309,794
Ryanair Holdings PLC ADR	112,806	7,983,281

		271,848,399
ISRAEL — 0.77%
Azrieli Group Ltd.	201,416	8,952,057
Bank Hapoalim BM	5,143,993	26,290,860
Bank Leumi le-Israel BMb	6,851,628	24,717,921
Bezeq The Israeli Telecommunication Corp. Ltd.	9,872,959	19,694,629
Check Point Software Technologies Ltd.[a,b]	632,072	48,593,695
Israel Chemicals Ltd.	2,475,198	9,975,086
Mizrahi Tefahot Bank Ltd.	673,606	8,225,225
Mobileye NVa,b	848,892	40,670,416
Nice Ltd.	300,033	20,585,252
Taro Pharmaceutical Industries Ltd.[a,b]	75,934	10,627,723

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Teva Pharmaceutical Industries Ltd.	4,442,394	$239,288,316

		457,621,180
ITALY — 1.88%
Assicurazioni Generali SpA	5,657,178	74,521,955
Atlantia SpA	1,988,055	49,687,258
CNH Industrial NV	4,883,508	34,841,087
Enel SpA	37,143,716	171,045,164
Eni SpA	12,306,099	188,254,606
EXOR SpA	542,446	21,127,548
Ferrari NV	620,206	28,046,987
Fiat Chrysler Automobiles NVa	4,415,313	28,439,574
Intesa Sanpaolo SpA	60,509,931	133,300,566
Leonardo-Finmeccanica SpA[b]	1,810,343	20,669,298
Luxottica Group SpA	819,141	39,763,770
Mediobanca SpA	2,823,706	19,782,431
Poste Italiane SpA[c]	2,299,764	16,008,909
Prysmian SpA	984,505	23,031,314
Saipem SpA[b]	29,543,805	12,914,310
Snam SpA	11,800,046	68,286,234
Telecom Italia SpA/Milano[b]	49,471,440	42,237,937
Tenaris SA	2,305,249	30,831,037
Terna Rete Elettrica Nazionale SpA	7,634,699	41,577,655
UniCredit SpA	24,515,811	60,093,282
Unione di Banche Italiane SpA	4,326,067	13,274,448
UnipolSai SpA	5,053,018	8,475,810

		1,126,211,180
JAPAN — 23.44%
ABC-Mart Inc.	171,200	11,025,223
Acom Co. Ltd.[b]	1,977,870	9,456,567
Aeon Co. Ltd.	3,234,000	46,765,751
AEON Financial Service Co. Ltd.	508,290	11,823,812
Aeon Mall Co. Ltd.	525,210	7,123,402
Air Water Inc.	491,000	8,441,645
Aisin Seiki Co. Ltd.	929,700	43,044,607
Ajinomoto Co. Inc.	2,787,600	71,767,406
Alfresa Holdings Corp.	882,700	19,534,211
Alps Electric Co. Ltd.	856,000	19,544,714
Amada Holdings Co. Ltd.	1,646,800	18,109,417
ANA Holdings Inc.	5,136,000	14,748,742
Aozora Bank Ltd.	5,136,000	18,993,453
Asahi Glass Co. Ltd.	4,748,000	27,658,252
Asahi Group Holdings Ltd.	1,863,400	63,564,877

Security	Shares	Value
Asahi Kasei Corp.	6,053,000	$46,239,876
ASICS Corp.	804,600	14,940,272
Astellas Pharma Inc.	10,164,050	170,731,444
Bandai Namco Holdings Inc.	856,000	22,860,633
Bank of Kyoto Ltd. (The)	1,694,000	11,553,944
Benesse Holdings Inc.	322,800	7,823,927
Bridgestone Corp.	3,133,700	110,108,345
Brother Industries Ltd.	1,185,800	13,687,870
Calbee Inc.	342,400	15,067,805
Canon Inc.	5,136,000	147,086,500
Casio Computer Co. Ltd.[a]	984,800	14,192,805
Central Japan Railway Co.	695,600	130,452,574
Chiba Bank Ltd. (The)	3,388,000	16,430,073
Chubu Electric Power Co. Inc.	3,218,600	47,406,710
Chugai Pharmaceutical Co. Ltd.	1,104,700	41,661,370
Chugoku Bank Ltd. (The)	847,000	9,661,346
Chugoku Electric Power Co. Inc. (The)	1,422,300	17,944,420
Concordia Financial Group Ltd.[b]	5,667,000	24,562,437
Credit Saison Co. Ltd.	677,600	11,385,346
CYBERDYNE Inc.[a,b]	342,400	6,658,567
Dai Nippon Printing Co. Ltd.	3,007,000	33,859,375
Dai-ichi Life Insurance Co. Ltd. (The)	5,263,452	69,641,810
Daicel Corp.	1,278,000	14,515,217
Daihatsu Motor Co. Ltd.[b]	1,016,400	15,198,049
Daiichi Sankyo Co. Ltd.	2,947,995	70,791,001
Daikin Industries Ltd.	1,137,700	100,043,444
Daito Trust Construction Co. Ltd.	342,400	57,431,390
Daiwa House Industry Co. Ltd.	2,806,500	79,387,652
Daiwa Securities Group Inc.	8,125,000	46,402,522
Denso Corp.	2,371,600	93,628,273
Dentsu Inc.	1,027,200	49,613,504
Don Quijote Holdings Co. Ltd.	547,500	21,662,804
East Japan Railway Co.	1,627,000	150,579,060
Eisai Co. Ltd.	1,227,100	72,367,589
Electric Power Development Co. Ltd.	684,800	15,842,912
FamilyMart Co. Ltd.	278,500	16,467,873
FANUC Corp.	949,100	160,444,528
Fast Retailing Co. Ltd.	256,300	83,603,542
Fuji Electric Co. Ltd.	2,785,000	12,418,842

84	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Fuji Heavy Industries Ltd.	2,879,800	$112,820,383
FUJIFILM Holdings Corp.	2,202,200	80,128,836
Fujitsu Ltd.	9,117,000	38,519,403
Fukuoka Financial Group Inc.	3,986,000	15,401,825
GungHo Online Entertainment Inc.[a]	2,147,200	4,881,667
Hachijuni Bank Ltd. (The)	1,694,000	8,016,685
Hakuhodo DY Holdings Inc.	1,185,820	14,000,509
Hamamatsu Photonics KK	684,800	20,379,958
Hankyu Hanshin Holdings Inc.	1,175,600	43,933,727
Hikari Tsushin Inc.	123,100	10,269,844
Hino Motors Ltd.	1,295,900	13,770,162
Hirose Electric Co. Ltd.	169,470	21,215,789
Hiroshima Bank Ltd. (The)	1,822,000	6,684,608
Hisamitsu Pharmaceutical Co. Inc.	338,800	19,240,045
Hitachi Chemical Co. Ltd.	508,200	10,730,788
Hitachi Construction Machinery Co. Ltd.	508,200	8,355,535
Hitachi High-Technologies Corp.	338,800	11,669,649
Hitachi Ltd.	23,716,000	110,266,615
Hitachi Metals Ltd.	959,000	10,789,159
Hokuriku Electric Power Co.	847,000	10,082,841
Honda Motor Co. Ltd.	7,895,400	218,907,929
Hoshizaki Corp.	173,600	15,838,025
Hoya Corp.	2,032,800	72,893,985
Hulic Co. Ltd.	1,524,600	15,977,171
Idemitsu Kosan Co. Ltd.	508,200	9,947,302
IHI Corp.	6,848,000	19,444,485
Iida Group Holdings Co. Ltd.	758,480	15,201,424
INPEX Corp.	4,627,643	36,873,038
Isetan Mitsukoshi Holdings Ltd.	1,646,800	16,373,998
Isuzu Motors Ltd.	2,879,800	37,906,525
ITOCHU Corp.	7,191,800	82,279,216
Iyo Bank Ltd. (The)	1,185,800	7,740,647
J Front Retailing Co. Ltd.	1,185,800	13,849,857
Japan Airlines Co. Ltd.	604,300	18,845,127
Japan Airport Terminal Co. Ltd.[a]	182,700	8,164,766
Japan Exchange Group Inc.	2,623,500	37,630,336
Japan Post Bank Co. Ltd.	1,953,600	24,056,625
Japan Post Holdings Co. Ltd.	2,202,200	29,288,175
Japan Prime Realty Investment Corp.	3,425	15,055,496
Japan Real Estate Investment Corp.	6,776	40,926,419

Security	Shares	Value
Japan Retail Fund Investment Corp.	11,984	$29,467,415
Japan Tobacco Inc.	5,333,600	209,472,020
JFE Holdings Inc.	2,393,975	31,686,853
JGC Corp.	1,148,000	16,970,484
Joyo Bank Ltd. (The)	3,190,000	12,606,235
JSR Corp.	1,017,700	14,051,281
JTEKT Corp.	1,016,400	14,430,034
JX Holdings Inc.	10,243,200	38,769,940
Kajima Corp.	4,274,000	31,778,192
Kakaku.com Inc.	684,800	14,312,744
Kamigumi Co. Ltd.	1,151,000	10,444,748
Kaneka Corp.	1,176,000	8,984,808
Kansai Electric Power Co. Inc. (The)[b]	3,290,700	30,709,133
Kansai Paint Co. Ltd.	1,104,800	23,360,507
Kao Corp.	2,453,100	132,917,640
Kawasaki Heavy Industries Ltd.	6,848,000	20,513,597
KDDI Corp.	8,978,200	275,517,773
Keihan Holdings Co. Ltd.	2,007,000	14,472,098
Keikyu Corp.	2,598,000	26,465,453
Keio Corp.	2,785,000	26,060,545
Keisei Electric Railway Co. Ltd.	1,437,000	18,957,155
Keyence Corp.	220,123	156,621,644
Kikkoman Corp.	658,000	23,466,751
Kintetsu Group Holdings Co. Ltd.	8,560,000	37,168,366
Kirin Holdings Co. Ltd.	3,963,800	68,342,046
Kobe Steel Ltd.	15,246,000	13,388,691
Koito Manufacturing Co. Ltd.	513,600	25,658,701
Komatsu Ltd.	4,537,100	89,405,020
Konami Holdings Corp.	488,300	19,010,753
Konica Minolta Inc.	2,032,800	16,582,142
Kose Corp.	171,200	16,003,279
Kubota Corp.	5,048,200	74,748,924
Kuraray Co. Ltd.	1,816,400	23,182,429
Kurita Water Industries Ltd.	508,200	11,340,717
Kyocera Corp.	1,540,800	73,533,227
Kyowa Hakko Kirin Co. Ltd.	1,524,600	26,822,011
Kyushu Electric Power Co. Inc.	2,075,900	19,566,955
Kyushu Financial Group Inc.	1,599,000	8,924,506
Lawson Inc.	338,800	26,149,271
LIXIL Group Corp.	1,311,580	24,635,717
M3 Inc.	977,200	31,561,028

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Mabuchi Motor Co. Ltd.	263,800	$12,149,446
Makita Corp.	593,400	41,978,338
Marubeni Corp.	7,792,400	36,587,821
Marui Group Co. Ltd.	1,122,700	16,322,613
Maruichi Steel Tube Ltd.	171,200	6,364,561
Mazda Motor Corp.	2,620,400	39,567,439
McDonald’s Holdings Co. Japan Ltd.[a]	338,800	10,363,839
Medipal Holdings Corp.	677,600	11,186,995
MEIJI Holdings Co. Ltd.	579,104	60,800,693
Minebea Co. Ltd.	1,694,000	13,669,688
Miraca Holdings Inc.	278,500	13,614,529
Mitsubishi Chemical Holdings Corp.	6,611,800	36,283,128
Mitsubishi Corp.	7,074,300	122,765,698
Mitsubishi Electric Corp.	9,424,000	111,955,115
Mitsubishi Estate Co. Ltd.	5,997,000	112,877,133
Mitsubishi Gas Chemical Co. Inc.	1,712,000	9,855,881
Mitsubishi Heavy Industries Ltd.	15,408,000	66,617,405
Mitsubishi Logistics Corp.	477,000	6,702,249
Mitsubishi Materials Corp.	5,777,000	15,332,429
Mitsubishi Motors Corp.	3,294,500	15,494,453
Mitsubishi Tanabe Pharma Corp.	1,095,500	20,566,346
Mitsubishi UFJ Financial Group Inc.	61,492,280	313,206,520
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,139,400	8,746,730
Mitsui & Co. Ltd.	8,241,600	97,184,696
Mitsui Chemicals Inc.	3,891,000	16,705,274
Mitsui Fudosan Co. Ltd.	4,338,000	95,386,476
Mitsui OSK Lines Ltd.	5,136,000	11,075,338
Mixi Inc.	195,000	7,021,027
Mizuho Financial Group Inc.	113,152,060	184,492,455
MS&AD Insurance Group Holdings Inc.	2,401,288	70,432,470
Murata Manufacturing Co. Ltd.	930,600	116,455,530
Nabtesco Corp.	530,900	14,344,168
Nagoya Railroad Co. Ltd.	5,082,000	28,661,716
NEC Corp.	12,176,000	33,741,367
Nexon Co. Ltd.	814,100	12,233,146
NGK Insulators Ltd.	1,424,000	34,583,949
NGK Spark Plug Co. Ltd.	847,000	14,099,449

Security	Shares	Value
NH Foods Ltd.	772,000	$18,854,623
NHK Spring Co. Ltd.	847,000	7,504,279
Nidec Corp.	1,157,500	106,562,058
Nikon Corp.[a]	1,694,000	24,149,232
Nintendo Co. Ltd.	513,600	107,771,557
Nippon Building Fund Inc.	6,776	41,653,705
Nippon Electric Glass Co. Ltd.	1,794,500	8,229,643
Nippon Express Co. Ltd.	4,277,000	21,826,326
Nippon Paint Holdings Co. Ltd.	727,000	20,181,636
Nippon Prologis REIT Inc.	6,848	17,018,935
Nippon Steel & Sumitomo Metal Corp.	3,807,135	72,439,023
Nippon Telegraph & Telephone Corp.	3,388,000	161,358,521
Nippon Yusen KK	7,687,000	13,801,122
Nissan Motor Co. Ltd.	12,031,000	118,801,503
Nisshin Seifun Group Inc.	1,076,597	17,826,854
Nissin Foods Holdings Co. Ltd.	338,800	19,306,162
Nitori Holdings Co. Ltd.	347,300	43,173,167
Nitto Denko Corp.	803,300	54,169,940
NOK Corp.	477,800	9,235,711
Nomura Holdings Inc.	17,796,000	81,474,198
Nomura Real Estate Holdings Inc.	605,300	10,536,715
Nomura Real Estate Master Fund Inc.	17,100	28,315,071
Nomura Research Institute Ltd.	552,170	19,611,639
NSK Ltd.	2,202,200	18,887,972
NTT Data Corp.	605,391	30,185,374
NTT DOCOMO Inc.	6,945,417	186,333,844
NTT Urban Development Corp.	508,200	5,469,528
Obayashi Corp.	3,023,000	33,302,113
Obic Co. Ltd.	338,800	19,934,273
Odakyu Electric Railway Co. Ltd.	3,388,000	40,331,366
Oji Holdings Corp.	4,274,000	17,932,576
Olympus Corp.	1,369,600	47,842,787
Omron Corp.	964,000	32,357,516
Ono Pharmaceutical Co. Ltd.	1,987,000	71,794,516
Oracle Corp. Japan	171,200	10,457,257
Oriental Land Co. Ltd./Japan	1,027,200	65,249,276
ORIX Corp.	6,437,200	91,955,514
Osaka Gas Co. Ltd.	9,321,000	37,853,346
Otsuka Corp.	223,800	11,551,954
Otsuka Holdings Co. Ltd.	1,883,200	89,929,071

86	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Panasonic Corp.	10,733,068	$105,880,195
Park24 Co. Ltd.	488,300	16,628,453
Pola Orbis Holdings Inc.	110,000	10,905,011
Rakuten Inc.	4,590,700	52,655,197
Recruit Holdings Co. Ltd.	1,198,400	45,896,668
Resona Holdings Inc.	10,873,500	44,030,858
Ricoh Co. Ltd.	3,297,900	29,476,279
Rinnai Corp.	169,400	16,744,128
Rohm Co. Ltd.	508,200	21,967,371
Ryohin Keikaku Co. Ltd.	110,900	24,812,773
Sankyo Co. Ltd.	273,900	10,035,561
Santen Pharmaceutical Co. Ltd.	1,812,300	30,362,678
SBI Holdings Inc./Japan	1,106,880	12,193,663
Secom Co. Ltd.	1,016,400	76,950,262
Sega Sammy Holdings Inc.	1,016,438	11,237,003
Seibu Holdings Inc.	807,700	14,312,174
Seiko Epson Corp.	1,524,600	27,283,177
Sekisui Chemical Co. Ltd.	1,967,900	28,975,568
Sekisui House Ltd.	2,879,800	48,570,369
Seven & I Holdings Co. Ltd.	3,632,880	152,532,396
Seven Bank Ltd.	2,974,700	10,275,102
Shikoku Electric Power Co. Inc.	1,016,400	10,681,200
Shimadzu Corp.	1,065,000	15,681,173
Shimamura Co. Ltd.	119,200	17,492,979
Shimano Inc.	377,400	59,840,464
Shimizu Corp.	2,785,000	28,533,444
Shin-Etsu Chemical Co. Ltd.	1,883,200	129,803,628
Shinsei Bank Ltd.	8,470,000	12,892,814
Shionogi & Co. Ltd.	1,455,300	75,970,679
Shiseido Co. Ltd.	1,767,400	50,029,052
Shizuoka Bank Ltd. (The)	2,948,000	22,149,193
Showa Shell Sekiyu KK	847,000	7,595,190
SMC Corp./Japan	257,100	68,197,917
SoftBank Group Corp.	4,667,400	259,727,591
Sohgo Security Services Co. Ltd.	342,400	17,038,981
Sompo Japan Nipponkoa Holdings Inc.	1,622,750	53,265,658
Sony Corp.	6,125,800	196,173,836
Sony Financial Holdings Inc.	847,000	10,818,393
Stanley Electric Co. Ltd.	740,600	18,203,361
Start Today Co. Ltd.	171,200	8,185,393
Sumitomo Chemical Co. Ltd.	7,021,000	31,513,490

Security	Shares	Value
Sumitomo Corp.	5,435,800	$57,495,313
Sumitomo Dainippon Pharma Co. Ltd.	847,000	15,917,666
Sumitomo Electric Industries Ltd.	3,463,400	48,477,800
Sumitomo Heavy Industries Ltd.	2,759,000	13,298,980
Sumitomo Metal Mining Co. Ltd.	2,234,000	27,106,201
Sumitomo Mitsui Financial Group Inc.	6,505,600	209,987,069
Sumitomo Mitsui Trust Holdings Inc.	16,175,600	54,768,339
Sumitomo Realty & Development Co. Ltd.	1,744,000	45,699,488
Sumitomo Rubber Industries Ltd.	847,000	12,099,410
Sundrug Co. Ltd.	171,200	14,917,461
Suntory Beverage & Food Ltd.	677,600	29,587,354
Suruga Bank Ltd.	847,000	19,554,101
Suzuken Co. Ltd./Aichi Japan	360,924	11,621,693
Suzuki Motor Corp.	1,729,600	53,802,652
Sysmex Corp.	690,000	48,340,733
T&D Holdings Inc.	2,795,200	29,087,972
Taiheiyo Cement Corp.	6,776,000	19,636,747
Taisei Corp.	5,082,000	45,868,664
Taisho Pharmaceutical Holdings Co. Ltd.	171,200	18,826,404
Taiyo Nippon Sanso Corp.	700,400	6,813,668
Takashimaya Co. Ltd.	1,694,000	12,942,401
Takeda Pharmaceutical Co. Ltd.	3,424,000	153,284,012
TDK Corp.	601,000	37,472,703
Teijin Ltd.	5,082,000	19,289,633
Terumo Corp.	1,694,000	73,307,216
THK Co. Ltd.	530,200	10,615,899
Tobu Railway Co. Ltd.	5,082,000	27,521,198
Toho Co. Ltd./Tokyo	513,600	15,059,453
Toho Gas Co. Ltd.	1,712,000	15,151,329
Tohoku Electric Power Co. Inc.	2,202,200	28,407,166
Tokio Marine Holdings Inc.	3,316,400	130,733,824
Tokyo Electric Power Co. Holdings Inc.[b]	6,945,400	27,379,047
Tokyo Electron Ltd.	847,000	74,621,291
Tokyo Gas Co. Ltd.	10,164,000	43,538,040
Tokyo Tatemono Co. Ltd.	1,048,900	13,192,488
Tokyu Corp.	5,478,000	45,273,611

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Tokyu Fudosan Holdings Corp.	2,304,900	$13,853,914
TonenGeneral Sekiyu KK	1,694,000	15,355,672
Toppan Printing Co. Ltd.	2,750,000	24,471,874
Toray Industries Inc.	7,045,000	64,665,380
Toshiba Corp.[a,b]	19,636,000	51,578,389
TOTO Ltd.	727,900	31,499,600
Toyo Seikan Group Holdings Ltd.	768,700	15,106,228
Toyo Suisan Kaisha Ltd.	360,200	16,097,146
Toyoda Gosei Co. Ltd.	278,500	6,133,332
Toyota Industries Corp.	806,700	36,798,775
Toyota Motor Corp.	12,703,200	730,571,896
Toyota Tsusho Corp.	1,087,500	24,257,452
Trend Micro Inc./Japan	513,600	18,742,879
Tsuruha Holdings Inc.	171,200	19,544,714
Unicharm Corp.	1,883,200	39,029,290
United Urban Investment Corp.	13,696	25,565,154
USS Co. Ltd.	1,095,580	18,739,833
West Japan Railway Co.	808,000	50,497,536
Yahoo Japan Corp.	7,114,822	31,587,491
Yakult Honsha Co. Ltd.	399,500	19,256,769
Yamada Denki Co. Ltd.	3,049,350	16,126,728
Yamaguchi Financial Group Inc.	1,370,000	13,635,166
Yamaha Corp.	847,000	23,669,883
Yamaha Motor Co. Ltd.	1,297,200	22,251,818
Yamato Holdings Co. Ltd.	1,646,800	40,629,690
Yamazaki Baking Co. Ltd.	513,600	14,167,412
Yaskawa Electric Corp.	1,185,800	16,430,073
Yokogawa Electric Corp.	1,185,800	15,516,005
Yokohama Rubber Co. Ltd. (The)	652,500	8,888,032

		14,027,857,629
NETHERLANDS — 3.17%
ABN AMRO Group NVc	1,098,846	20,422,409
Aegon NV	8,827,294	35,990,126
AerCap Holdings NVb	818,860	29,896,579
Akzo Nobel NV	1,200,884	77,833,856
Altice NV Class Aa,b	1,902,981	28,249,326
Altice NV Class Bb	424,397	6,276,349
ASML Holding NV	1,764,378	195,210,264
Boskalis Westminster	422,465	15,523,777
Gemalto NVa	400,565	26,414,551
Heineken Holding NV	487,924	40,899,770
Heineken NV	1,108,696	104,688,702

Security	Shares	Value
ING Groep NV	18,754,043	$209,717,183
Koninklijke Ahold Delhaize NV	6,211,938	148,377,302
Koninklijke DSM NV	883,749	56,587,354
Koninklijke KPN NV	16,439,969	54,104,123
Koninklijke Philips NV	4,513,749	120,483,877
Koninklijke Vopak NV	354,472	18,229,907
NN Group NV	1,537,513	41,478,709
NXP Semiconductors NVb	1,416,416	119,106,421
OCI NVb	440,385	6,727,014
Randstad Holding NV	578,650	24,899,471
RELX NV	4,913,536	88,874,576
Unilever NV CVA	7,875,965	364,930,556
Wolters Kluwer NV	1,466,800	61,714,401

		1,896,636,603
NEW ZEALAND — 0.20%
Auckland International Airport Ltd.	4,544,170	24,186,144
Contact Energy Ltd.	3,552,326	13,834,462
Fletcher Building Ltd.	3,337,764	23,325,722
Mercury NZ Ltd.	3,378,405	7,626,262
Meridian Energy Ltd.	6,059,242	12,235,790
Ryman Healthcare Ltd.	1,837,231	12,627,354
Spark New Zealand Ltd.	8,879,308	25,262,820

		119,098,554
NORWAY — 0.61%
DNB ASA	4,723,049	52,064,621
Gjensidige Forsikring ASA	985,820	16,654,856
Marine Harvest ASA	1,933,736	32,967,801
Norsk Hydro ASA	6,579,569	28,144,923
Orkla ASA	3,896,781	36,224,810
Schibsted ASA	417,959	13,164,649
Schibsted ASA Class B	376,451	11,106,397
Statoil ASA	5,388,058	84,951,039
Telenor ASA	3,628,001	60,689,945
Yara International ASA	866,743	28,226,336

		364,195,377
PORTUGAL — 0.15%
EDP – Energias de Portugal SA	11,222,750	38,502,927
Galp Energia SGPS SA	2,207,328	30,138,501
Jeronimo Martins SGPS SA	1,328,058	22,239,396

		90,880,824
SINGAPORE — 1.40%
Ascendas REIT	10,469,356	19,097,552
CapitaLand Commercial Trust	9,909,300	11,103,787

88	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
CapitaLand Ltd.	12,708,600	$29,994,983
CapitaLand Mall Trust	11,818,100	18,830,120
City Developments Ltd.	2,032,800	12,880,000
ComfortDelGro Corp. Ltd.[a]	10,078,700	21,161,443
DBS Group Holdings Ltd.[a]	8,439,000	96,824,503
Genting Singapore PLC	29,432,800	17,202,552
Global Logistic Properties Ltd.[a]	13,168,200	18,775,298
Golden Agri-Resources Ltd.	33,385,794	8,948,616
Hutchison Port Holdings Trust	24,595,100	11,682,673
Jardine Cycle & Carriage Ltd.[a]	545,654	15,937,761
Jardine Matheson Holdings Ltd.	1,199,400	71,124,420
Keppel Corp. Ltd.[a]	6,945,400	27,148,649
Noble Group Ltd.[a,b]	42,940,254	5,179,303
Oversea-Chinese Banking Corp. Ltd.	14,909,098	95,464,405
SembCorp Industries Ltd.[a]	4,625,800	9,540,217
Sembcorp Marine Ltd[a]	3,802,200	3,991,588
Singapore Airlines Ltd.	2,710,400	22,157,838
Singapore Exchange Ltd.	3,963,800	22,222,779
Singapore Press Holdings Ltd.[a]	6,794,750	19,123,040
Singapore Technologies Engineering Ltd.	7,623,000	18,672,973
Singapore Telecommunications Ltd.	38,796,285	120,741,919
StarHub Ltd.	2,809,200	8,198,990
Suntec REIT[a]	11,556,900	14,369,759
United Overseas Bank Ltd.	6,084,200	82,445,417
UOL Group Ltd.	2,371,600	10,188,469
Wilmar International Ltd.	9,085,700	20,902,995
Yangzijiang Shipbuilding Holdings Ltd.	8,924,100	5,780,632

		839,692,681
SPAIN — 2.96%
Abertis Infraestructuras SA	3,010,837	47,371,861
ACS Actividades de Construccion y Servicios SA	983,736	28,216,624
Aena SAc	329,944	47,595,846
Amadeus IT Holding SA Class A	2,150,303	100,980,230
Banco Bilbao Vizcaya Argentaria SA	31,701,144	185,225,313
Banco de Sabadell SA	26,016,371	35,580,519
Banco Popular Espanol SAa	16,451,622	23,033,088

Security	Shares	Value
Banco Santander SA	70,554,738	$299,338,528
Bankia SA	22,817,074	17,503,431
Bankinter SA	3,394,587	23,687,032
CaixaBank SA	13,179,369	33,115,918
Distribuidora Internacional de Alimentacion SA	3,081,755	19,233,098
Enagas SA	699,828	21,341,039
Endesa SA	1,669,507	35,088,894
Ferrovial SA	2,381,415	49,305,789
Gas Natural SDG SA	1,821,852	37,699,995
Grifols SA	1,469,566	32,225,955
Iberdrola SA	26,369,970	181,205,190
Iberdrola SA New[b]	585,999	4,026,782
Industria de Diseno Textil SA	5,303,583	183,496,924
International Consolidated Airlines Group SA	4,022,366	21,711,908
Mapfre SA	5,378,918	13,184,831
Red Electrica Corp. SA	1,693,004	38,791,721
Repsol SA	5,410,458	68,216,540
Telefonica SA	21,804,673	213,790,906
Zardoya Otis SA	916,064	8,994,136

		1,769,962,098
SWEDEN — 2.72%
Alfa Laval AB	1,423,021	22,495,785
Assa Abloy AB	4,850,546	106,749,073
Atlas Copco AB Class A	3,240,927	91,264,298
Atlas Copco AB Class B	1,905,378	48,877,030
Boliden AB	1,345,650	29,677,658
Electrolux AB Class B	1,159,673	31,501,184
Getinge AB Class B	971,331	19,748,978
Hennes & Mauritz AB Class B	4,601,342	139,387,220
Hexagon AB Class B	1,252,576	49,539,972
Husqvarna AB Class B	2,018,294	17,372,172
ICA Gruppen ABa	399,222	13,394,105
Industrivarden AB Class C	761,405	12,848,609
Investor AB Class B	2,203,555	76,125,344
Kinnevik AB Class B	1,135,788	29,042,227
Lundin Petroleum ABa,b	903,714	14,995,887
Millicom International Cellular SA SDR	319,918	17,132,975
Nordea Bank AB	14,778,500	132,052,948
Sandvik AB	5,147,641	55,316,601
Securitas AB Class B	1,517,002	25,030,337
Skandinaviska Enskilda Banken AB Class A	7,373,860	64,852,016

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Skanska AB Class B	1,662,140	$35,430,575
SKF AB Class B	1,927,456	30,628,241
Svenska Cellulosa AB SCA Class B	2,924,465	87,219,202
Svenska Handelsbanken AB Class A	7,248,073	87,485,823
Swedbank AB Class A	4,388,518	92,466,723
Swedish Match AB	952,917	34,851,923
Tele2 AB Class B	1,548,701	13,121,509
Telefonaktiebolaget LM Ericsson Class B	14,687,517	109,811,281
Telia Co. AB	12,567,394	57,510,106
Volvo AB Class B	7,478,193	79,922,563

		1,625,852,365
SWITZERLAND — 8.99%
ABB Ltd. Registered	9,510,533	202,718,175
Actelion Ltd. Registered	508,098	90,374,097
Adecco Group AG Registered	796,651	43,853,105
Aryzta AG	431,937	16,290,655
Baloise Holding AG Registered	245,948	27,789,872
Barry Callebaut AG Registered	11,409	14,968,816
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	4,925	29,047,028
Chocoladefabriken Lindt & Sprungli AG Registered	480	34,009,002
Cie. Financiere Richemont SA Class A Registered	2,520,923	153,767,304
Credit Suisse Group AG Registered	9,005,769	103,900,175
Dufry AG Registered[a,b]	225,621	26,053,395
EMS-Chemie Holding AG Registered	39,882	21,891,873
Galenica AG Registered	20,328	26,292,100
Geberit AG Registered	185,589	71,819,842
Givaudan SA Registered	43,982	90,653,571
Julius Baer Group Ltd.	1,082,769	44,567,800
Kuehne + Nagel International AG Registered	255,918	36,013,087
LafargeHolcim Ltd. Registered	2,201,235	105,045,225
Lonza Group AG Registered	259,617	49,078,613
Nestle SA Registered	15,432,487	1,240,730,757
Novartis AG Registered	10,989,385	913,081,500
Pargesa Holding SA Bearer	147,162	10,278,271
Partners Group Holding AG	83,006	38,091,118

Security	Shares	Value
Roche Holding AG	3,392,717	$868,847,284
Schindler Holding AG Participation Certificates	241,337	46,422,007
Schindler Holding AG Registered	74,100	14,353,065
SGS SA Registered	27,104	60,156,325
Sika AG Bearer	10,374	48,797,355
Sonova Holding AG Registered	266,390	36,604,679
Swatch Group AG (The) Bearer[a]	152,548	40,108,073
Swatch Group AG (The) Registered	251,555	12,884,239
Swiss Life Holding AG Registered	160,043	36,680,143
Swiss Prime Site AG Registered	329,177	30,330,811
Swiss Re AG	1,611,226	135,623,400
Swisscom AG Registered	128,616	63,492,880
Syngenta AG Registered	454,046	179,043,852
UBS Group AG	17,680,400	244,227,161
Zurich Insurance Group AG	727,397	175,291,801

		5,383,178,456
UNITED KINGDOM — 19.07%
3i Group PLC	4,689,198	38,413,493
Aberdeen Asset Management PLC	4,495,650	19,010,870
Admiral Group PLC	1,030,960	29,620,961
Aggreko PLC	1,234,230	21,073,522
Anglo American PLC	6,793,875	74,913,012
Antofagasta PLC[a]	1,932,405	12,841,102
ARM Holdings PLC	6,734,243	149,494,469
Ashtead Group PLC	2,438,905	38,728,095
Associated British Foods PLC	1,714,644	61,261,515
AstraZeneca PLC	6,115,736	409,890,774
Auto Trader Group PLC[c]	4,715,260	23,207,497
Aviva PLC	19,633,879	101,951,588
Babcock International Group PLC	1,201,522	15,474,033
BAE Systems PLC	15,325,491	108,656,503
Barclays PLC	81,403,222	167,036,227
Barratt Developments PLC	4,838,100	28,103,018
Berkeley Group Holdings PLC	628,031	22,371,846
BHP Billiton PLC	10,259,248	128,679,543
BP PLC	89,474,581	507,078,301
British American Tobacco PLC	9,021,980	577,902,054
British Land Co. PLC (The)	4,741,168	42,238,446

90	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
BT Group PLC	40,980,690	$224,904,050
Bunzl PLC	1,610,570	50,572,080
Burberry Group PLC	2,146,991	37,627,401
Capita PLC	3,210,385	40,919,321
Carnival PLC	917,250	44,353,483
Centrica PLC	26,244,832	84,011,952
Cobham PLC	8,220,285	18,673,983
Coca-Cola European Partners PLC[b]	1,050,425	39,638,170
Coca-Cola HBC AG	885,830	18,359,183
Compass Group PLC	7,956,524	151,697,312
Croda International PLC	651,888	28,778,271
DCC PLC	437,733	39,200,473
Diageo PLC	12,182,488	349,535,127
Direct Line Insurance Group PLC	6,617,543	30,768,972
Dixons Carphone PLC	4,751,968	22,050,617
easyJet PLC	772,422	10,675,923
Experian PLC	4,657,198	91,328,277
Fresnillo PLC	1,081,116	27,717,537
G4S PLC	7,494,191	18,536,924
GKN PLC	8,360,626	32,124,575
GlaxoSmithKline PLC	23,545,901	527,700,886
Glencore PLC	59,262,405	146,939,971
Hammerson PLC	3,763,930	27,860,344
Hargreaves Lansdown PLC	1,266,846	21,849,074
Hikma Pharmaceuticals PLC	691,152	24,170,710
HSBC Holdings PLC	95,465,459	627,536,887
ICAP PLC	2,695,812	15,927,576
IMI PLC	1,340,746	19,082,768
Imperial Brands PLC	4,636,672	245,228,682
Inmarsat PLC	2,163,975	22,467,723
InterContinental Hotels Group PLC	917,073	36,795,816
Intertek Group PLC	797,745	38,394,779
Intu Properties PLC[a]	4,488,167	17,882,782
Investec PLC	2,890,315	17,249,438
ITV PLC	17,600,178	45,800,814
J Sainsbury PLC	6,435,421	19,164,889
Johnson Matthey PLC	941,055	40,931,623
Kingfisher PLC	11,035,259	49,273,052
Land Securities Group PLC	3,832,026	55,660,338
Legal & General Group PLC	28,939,929	79,037,250
Lloyds Banking Group PLC	311,177,132	219,589,217
London Stock Exchange Group PLC	1,522,844	56,107,184

Security	Shares	Value
Marks & Spencer Group PLC	7,829,479	$33,191,880
Mediclinic International PLC	1,797,881	25,636,887
Meggitt PLC	3,771,896	21,939,819
Merlin Entertainments PLC[c]	3,388,761	21,290,494
Mondi PLC	1,772,304	36,002,256
National Grid PLC	18,113,084	260,447,939
Next PLC	691,125	46,109,747
Old Mutual PLC	23,843,237	66,668,955
Pearson PLC	3,961,273	46,387,763
Persimmon PLC	1,487,639	33,320,592
Petrofac Ltd.	1,260,693	12,478,347
Provident Financial PLC	707,141	25,434,025
Prudential PLC	12,470,934	221,044,806
Randgold Resources Ltd.	449,284	52,940,664
Reckitt Benckiser Group PLC	3,074,848	298,918,947
RELX PLC	5,391,130	102,714,504
Rio Tinto PLC	6,011,483	196,463,344
Rolls-Royce Holdings PLC	8,892,090	93,385,705
Royal Bank of Scotland Group PLC[b]	16,806,939	42,933,249
Royal Dutch Shell PLC Class A	20,380,199	526,023,018
Royal Dutch Shell PLC Class B	18,142,912	482,248,777
Royal Mail PLC	4,279,264	28,947,652
RSA Insurance Group PLC	4,908,319	32,433,998
SABMiller PLC	4,712,965	276,201,868
Sage Group PLC (The)	5,279,839	49,946,564
Schroders PLC	637,062	22,143,762
Segro PLC	3,573,520	21,018,417
Severn Trent PLC	1,151,879	37,453,785
Shire PLC	4,329,822	280,019,477
Sky PLC	4,990,343	60,989,385
Smith & Nephew PLC	4,329,929	71,458,183
Smiths Group PLC	1,958,594	32,843,379
SSE PLC	4,875,091	98,125,526
St. James’s Place PLC	2,557,803	31,446,922
Standard Chartered PLC	15,851,449	127,243,960
Standard Life PLC	9,540,414	38,367,770
Tate & Lyle PLC	2,261,636	21,710,062
Taylor Wimpey PLC	15,755,457	32,360,959
Tesco PLC[b]	39,286,494	81,370,679
Travis Perkins PLC	1,199,428	24,842,703
TUI AG	2,410,619	31,509,707
Unilever PLC	6,205,645	291,133,439

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
United Utilities Group PLC	3,376,124	$45,586,832
Vodafone Group PLC	128,583,290	391,887,940
Weir Group PLC (The)	1,027,288	19,981,584
Whitbread PLC	885,157	45,351,865
William Hill PLC	4,248,979	18,046,745
Wm Morrison Supermarkets PLC	10,721,111	26,447,557
Wolseley PLC	1,236,286	69,087,256
Worldpay Group PLC[b,c]	6,793,180	26,462,648
WPP PLC	6,269,314	141,337,621

		11,415,412,266

TOTAL COMMON STOCKS
(Cost: $59,603,091,621)		59,146,251,563

PREFERRED STOCKS — 0.58%

GERMANY — 0.53%
Bayerische Motoren Werke AG	267,967	19,417,595
Fuchs Petrolub SE	354,001	14,941,804
Henkel AG & Co. KGaA	859,893	107,119,543
Porsche Automobil Holding SE	740,221	38,796,760
Schaeffler AG	635,488	9,273,784
Volkswagen AG	892,876	125,606,149

		315,155,635
ITALY — 0.05%
Intesa Sanpaolo SpA	5,594,919	11,662,155
Telecom Italia SpA/Milano	28,808,582	20,053,970

		31,716,125

TOTAL PREFERRED STOCKS
(Cost: $366,502,903)		346,871,760

RIGHTS — 0.00%

SPAIN — 0.00%
Zardoya Otis SAb	916,064	368,780

		368,780

TOTAL RIGHTS (Cost: $490,423)		368,780

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.55%

MONEY MARKET FUNDS — 0.55%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[e,f,g]	298,663,532	$298,663,532
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[e,f,g]	16,502,482	16,502,482
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[e,f]	16,103,493	16,103,493

		331,269,507

TOTAL SHORT-TERM INVESTMENTS
(Cost: $331,269,507)		331,269,507

TOTAL INVESTMENTS IN SECURITIES — 99.95%
(Cost: $60,301,354,454)[h]		59,824,761,610
Other Assets, Less Liabilities — 0.05%		28,989,553

NET ASSETS — 100.00%		$59,853,751,163

ADR — American Depositary Receipts

SDR — Swedish Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $62,513,423,525. Net unrealized depreciation was $2,688,661,915, of which $9,447,270,273 represented gross unrealized appreciation on securities and $12,135,932,188 represented gross unrealized depreciation on securities.

92	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2016

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of July 31, 2016 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
ASX SPI 200 Index	459	Sep. 2016	Sydney Futures	$45,235,095	$ 48,134,362	$2,899,267
Euro STOXX 50	3,860	Sep. 2016	Eurex	121,720,673	128,759,614	7,038,941
FTSE 100 Index	1,186	Sep. 2016	Intercontinental	94,405,003	105,131,681	10,726,678
TOPIX Index	731	Sep. 2016	Osaka Securities	93,548,628	94,758,599	1,209,971

				Net unrealized appreciation		$21,874,857

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$59,094,091,476	$52,160,017	$70	$59,146,251,563
Preferred stocks	346,871,760	—	—	346,871,760
Rights	368,780	—	—	368,780
Money market funds	331,269,507	—	—	331,269,507

Total	$59,772,601,523	$52,160,017	$70	$59,824,761,610

Derivative financial instruments[a]:
Assets:
Futures contracts	$21,874,857	$—	$—	$21,874,857

Total	$21,874,857	$—	$—	$21,874,857

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	93

Schedule of Investments

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.31%

AUSTRALIA — 6.65%
Abacus Property Group	854,604	$2,059,047
Adelaide Brighton Ltd.	1,647,834	7,401,898
AET&D Holdings No. 1 Pty Ltd.	169,200	1
Ainsworth Game Technology Ltd.	630,531	1,001,601
ALS Ltd.	1,517,559	5,882,445
Altium Ltd.	420,933	2,345,088
Ansell Ltd.	506,047	7,450,109
APN News & Media Ltd.[a]	581,316	1,811,500
ARB Corp. Ltd.	223,494	3,083,079
Ardent Leisure Group	1,482,240	2,388,342
Arrium Ltd.[a,b]	18,421,369	140
Asaleo Care Ltd.	1,142,946	1,181,427
Austal Ltd.	1,017,303	896,913
Australian Agricultural Co. Ltd.[a,b]	1,877,176	2,896,297
Australian Pharmaceutical Industries Ltd.	1,265,115	1,846,177
Automotive Holdings Group Ltd.	730,698	2,393,632
Aveo Group	1,483,977	3,947,638
AWE Ltd.[a]	1,936,177	1,295,000
Bapcor Ltd.	756,174	3,287,456
Beach Energy Ltd.	4,851,711	2,046,586
Bellamy’s Australia Ltd.[b]	264,024	2,369,930
Billabong International Ltd.[a]	832,024	986,512
Blackmores Ltd.[b]	21,645	2,585,154
BlueScope Steel Ltd.	1,694,154	10,880,572
Breville Group Ltd.	353,769	2,153,746
BT Investment Management Ltd.	534,417	3,651,591
BWP Trust	1,754,370	5,106,956
Cabcharge Australia Ltd.[b]	545,997	1,643,341
carsales.com Ltd.	712,749	6,885,323
Cedar Woods Properties Ltd.	300,501	1,055,188
Charter Hall Group	782,229	3,317,495
Charter Hall Retail REIT	1,188,108	4,343,533
Cleanaway Waste Management Ltd.	5,343,012	3,472,117
Corporate Travel Management Ltd.[b]	191,649	2,275,253
Costa Group Holdings Ltd.	798,441	1,759,880
Cover-More Group Ltd.[b]	1,282,485	1,335,411
Credit Corp. Group Ltd.	217,125	2,196,494

Security	Shares	Value
Cromwell Property Group	4,294,923	$3,607,113
CSR Ltd.	1,603,251	4,679,235
CuDeco Ltd.[a,b]	1,170,710	413,756
Donaco International Ltd.[a,b]	2,320,053	793,510
Downer EDI Ltd.	1,274,379	4,039,027
DSHE Holdings Ltd.	732,050	6
DuluxGroup Ltd.	1,166,106	5,885,024
Eclipx Group Ltd.[b]	632,418	1,792,896
Energy World Corp. Ltd.[a,b]	5,444,338	1,158,631
ERM Power Ltd.[b]	837,544	649,307
Estia Health Ltd.	365,928	1,426,774
Evolution Mining Ltd.	3,330,408	7,138,200
Fairfax Media Ltd.	7,466,205	5,958,423
FlexiGroup Ltd./Australia	874,869	1,329,888
G8 Education Ltd.	1,023,093	2,985,991
Gateway Lifestyle	1,012,980	2,209,657
GDI Property Group	2,259,837	1,691,825
Genworth Mortgage Insurance Australia Ltd.	726,243	1,622,824
GrainCorp Ltd. Class A	650,796	4,194,526
Greencross Ltd.[b]	275,604	1,470,499
GUD Holdings Ltd.	312,660	2,388,254
GWA Group Ltd.	911,604	1,461,944
Iluka Resources Ltd.	1,240,962	6,621,216
Independence Group NL	1,403,496	4,288,243
Investa Office Fund	2,146,932	7,473,532
Invocare Ltd.	396,615	4,416,202
IOOF Holdings Ltd.[b]	876,607	6,023,037
IPH Ltd.	344,505	1,756,953
Iress Ltd.	396,615	3,406,353
iSentia Group Ltd.	603,897	1,441,235
Jacana Minerals Ltd.[b]	52,407	—
Japara Healthcare Ltd.	694,800	1,367,734
JB Hi-Fi Ltd.	328,872	6,483,940
Karoon Gas Australia Ltd.[a,b]	1,273,801	1,277,961
Macquarie Atlas Roads Group	1,367,019	6,046,996
Magellan Financial Group Ltd.	354,348	6,151,319
Mantra Group Ltd.	972,720	2,654,144
Mayne Pharma Group Ltd.[a,b]	3,182,074	4,909,626
McMillan Shakespeare Ltd.	252,444	2,705,368
Metals X Ltd.[b]	1,416,234	1,759,928
Metcash Ltd.[a,b]	2,914,107	4,784,112
Mineral Resources Ltd.	108,225	807,758
Monadelphous Group Ltd.[b]	302,259	2,419,077
Myer Holdings Ltd.[b]	2,540,849	2,578,115

94	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
MYOB Group Ltd.	540,207	$1,547,903
Navitas Ltd.	735,330	3,319,792
NEXTDC Ltd.[a]	880,080	2,501,704
Nine Entertainment Co. Holdings Ltd.	2,047,344	1,703,912
Northern Star Resources Ltd.	1,854,537	7,428,280
Nufarm Ltd./Australia	599,265	3,771,303
Orora Ltd.	3,480,369	7,591,880
OZ Minerals Ltd.	983,142	4,774,845
OzForex Group Ltd.[b]	862,131	1,631,604
Pact Group Holdings Ltd.	582,474	2,519,016
Paladin Energy Ltd.[a,b]	7,041,798	1,097,184
Perpetual Ltd.	129,117	4,465,159
Premier Investments Ltd.	297,027	3,661,752
Primary Health Care Ltd.	1,573,722	4,892,079
Programmed Maintenance Services Ltd.	893,397	1,398,794
Qube Holdings Ltd.[b]	2,419,062	4,688,450
RCG Corp. Ltd.[b]	1,279,590	1,818,673
Regis Healthcare Ltd.	356,664	1,398,785
Regis Resources Ltd.	1,482,320	4,540,348
Retail Food Group Ltd.[b]	479,991	2,104,995
SAI Global Ltd.	705,971	1,910,201
Sandfire Resources NL	588,843	2,564,462
Select Harvests Ltd.	282,752	1,635,432
Seven West Media Ltd.	3,385,413	2,663,141
SG Fleet Group Ltd.	403,563	1,229,979
Shopping Centres Australasia Property Group	1,886,382	3,426,649
Sigma Pharmaceuticals Ltd.	4,979,096	4,900,748
Sims Metal Management Ltd.	512,415	3,283,156
Sirtex Medical Ltd.	185,859	4,445,519
Southern Cross Media Group Ltd.	2,402,850	2,301,120
Spark Infrastructure Group	4,809,259	9,576,826
Spotless Group Holdings Ltd.	3,265,560	2,965,977
St. Barbara Ltd.[a]	1,587,618	3,632,074
Star Entertainment Grp Ltd. (The)	2,393,007	10,767,325
Steadfast Group Ltd.	2,453,802	3,935,175
Super Retail Group Ltd.	469,569	3,497,580
Syrah Resources Ltd.[a,b]	703,644	2,438,709
Tassal Group Ltd.	1,007,460	3,154,766
Technology One Ltd.	712,749	3,087,832
Ten Network Holdings Ltd.[a,b]	1,356,019	1,180,085

Security	Shares	Value
TFS Corp. Ltd.[b]	1,245,429	$1,542,939
Tox Free Solutions Ltd.	697,116	1,404,084
Village Roadshow Ltd.	286,026	1,169,580
Virtus Health Ltd.	401,826	2,360,803
Western Areas Ltd.	777,019	1,612,265
WorleyParsons Ltd.	680,905	3,819,311

		396,865,227
AUSTRIA — 0.91%
ams AG	202,650	6,741,370
Austria Technologie & Systemtechnik AGb	62,532	741,570
BUWOG AG	115,221	2,794,668
CA Immobilien Anlagen AG	220,020	4,133,430
Conwert Immobilien Invest SE	311,524	5,126,145
EVN AG	86,850	1,014,905
FACC AGa	87,429	494,704
IMMOFINANZ AGa	2,133,036	4,646,503
Kapsch TrafficCom AG	20,401	844,097
Lenzing AG	25,476	2,670,517
Oesterreichische Post AG	88,730	3,096,730
Palfinger AG	26,634	794,028
RHI AG	119,853	2,488,187
S IMMO AG	569,158	5,505,390
Schoeller-Bleckmann Oilfield Equipment AGb	42,314	2,594,900
UNIQA Insurance Group AG	348,558	2,159,354
Wienerberger AG	410,511	6,334,947
Zumtobel Group AG	123,906	1,880,924

		54,062,369
BELGIUM — 1.88%
Ablynx NVa,b	150,820	2,072,764
Ackermans & van Haaren NV	89,745	10,863,688
Aedifica SA	80,141	6,353,896
AGFA-Gevaert NVa	746,910	2,699,471
Barco NV	60,795	4,679,342
Befimmo SA	66,585	4,522,622
Bekaert SA	115,800	5,307,287
bpost SA	238,548	6,248,769
Cie. d’Entreprises CFE	18,528	1,707,241
Cofinimmo SA	61,455	7,672,821
D’ieteren SA/NV	74,112	3,248,731
Econocom Group SA/NV	213,892	2,802,050
Elia System Operator SA/NV	110,589	5,894,550
Euronav NV	372,168	3,204,563
EVS Broadcast Equipment SA	52,689	1,778,780

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Exmar NV	106,886	$751,456
Galapagos NVa,b	113,524	6,183,650
Gimv NV	63,111	3,428,480
Intervest Offices & Warehouses NV	88,737	2,524,912
Ion Beam Applications	66,585	3,139,179
KBC Ancora[a]	102,483	3,166,444
Kinepolis Group NV	44,004	1,966,824
Melexis NV	52,110	3,422,317
Ontex Group NV	206,124	7,446,247
Orange Belgium SAa	107,115	2,596,861
Sofina SA	5,943	795,166
Tessenderlo Chemie NVa	127,380	4,331,684
Warehouses De Pauw CVA	33,582	3,463,146

		112,272,941
DENMARK — 1.49%
ALK-Abello A/S	30,188	4,316,170
Alm Brand A/S	296,448	2,010,059
Amagerbanken A/Sa	130,550	—
Ambu A/S Class Bb	79,902	3,399,599
Bang & Olufsen A/Sa,b	182,964	2,008,039
Bavarian Nordic A/Sa,b	90,324	3,442,427
D/S Norden A/Sa,b	74,112	1,109,766
Dfds A/S	95,535	4,367,799
FLSmidth & Co. A/S	110,010	4,424,250
GN Store Nord A/S	492,150	9,300,717
IC Group A/S	36,477	918,581
Jyske Bank A/S Registered	196,282	8,165,322
Matas A/S	83,376	1,472,864
NKT Holding A/S	83,833	4,326,856
Per Aarsleff Holding A/Sb	60,216	1,412,278
Rockwool International A/S Class B	20,265	3,838,847
Royal Unibrew A/S	151,335	6,962,168
Schouw & Co.	49,215	2,856,067
SimCorp A/S	152,856	7,914,606
Solar A/S Class B	23,763	1,214,685
Spar Nord Bank A/S	240,485	1,988,540
Sydbank A/S	231,021	6,206,685
Topdanmark A/Sa	233,337	5,791,811
TORM PLC[a]	73,020	702,596
Zealand Pharma A/Sa	38,354	746,731

		88,897,463
FINLAND — 1.48%
Amer Sports OYJ	367,086	10,418,341

Security	Shares	Value
Cargotec OYJ Class B	92,061	$4,127,156
Caverion Corp.[b]	312,081	2,059,010
Citycon OYJ	898,878	2,247,562
Cramo OYJ	94,956	2,241,557
F-Secure OYJ[b]	309,186	999,210
Ferratum OYJ	41,109	936,412
HKScan OYJ Class A	182,964	648,581
Huhtamaki OYJ	303,396	13,330,026
Kemira OYJ	200,913	2,642,132
Kesko OYJ Class B	176,595	7,871,451
Konecranes OYJ	138,381	4,168,820
Metsa Board OYJ	455,094	2,659,050
Oriola-KD OYJ Class B	276,762	1,299,855
Outokumpu OYJ[a,b]	833,181	4,793,623
Outotec OYJ[a,b]	523,610	2,532,990
PKC Group OYJ[b]	61,494	1,138,072
Ramirent OYJ	206,124	1,747,177
Sanoma OYJ	229,284	1,839,648
Sponda OYJ	434,250	1,990,961
Stockmann OYJ Abp Class Ba,b	96,114	642,190
Technopolis OYJ	357,822	1,540,518
Tieto OYJ	206,124	5,933,025
Uponor OYJ	214,809	3,992,295
Valmet OYJ	347,400	4,537,449
YIT OYJ	298,185	2,025,682

		88,362,793
FRANCE — 4.15%
AB Science SAa,b	50,373	745,241
Adocia[a,b]	10,223	594,115
Air France-KLM[a,b]	403,563	2,342,167
Akka Technologies	29,275	1,003,382
Albioma SA	114,063	1,965,561
Alten SA	79,323	5,501,359
Altran Technologies SA	555,261	8,059,553
APERAM SA	136,192	5,699,707
Assystem	27,213	748,297
Axway Software SA	18,528	507,614
Boiron SA	16,803	1,557,688
Bonduelle SCA	22,581	583,556
Bourbon Corp.[b]	119,275	1,411,153
Cegedim SAa	22,087	645,627
Cegid Group SA	17,370	1,189,721
Cellectis SAa,b	72,855	1,906,401
Coface SAa	277,341	1,412,363
DBV Technologies SAa,b	58,479	4,036,782

96	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Derichebourg SA	567,999	$1,847,060
Elior Participations SCA[c]	236,053	5,153,944
Elis SA	239,127	4,318,573
Esso SA Francaise[a]	13,248	574,954
Etablissements Maurel et Prom[a,b]	447,168	1,425,131
Euler Hermes Group	39,951	3,305,520
Eurofins Scientific SE	30,848	11,571,613
Europcar Groupe SAa,c	234,495	1,936,788
Faiveley Transport SA	14,475	1,497,591
Faurecia	192,228	7,585,905
FFP	23,739	1,796,909
Gaztransport Et Technigaz SA	74,112	2,119,548
Genfit[a,b]	64,269	1,728,086
Groupe Fnac SAa	34,740	2,140,138
Guerbet	21,423	1,443,845
Haulotte Group SA	160,383	2,496,529
Havas SA	439,208	3,701,266
ID Logistics Group[a]	7,418	1,048,594
Innate Pharma SAa	133,170	1,591,927
Interparfums SAb	22,182	582,670
Ipsen SA	93,798	6,120,312
IPSOS	111,168	3,663,524
Jacquet Metal Service	146,510	2,252,730
Korian SA	122,169	4,327,297
LISI	41,109	1,117,075
Manitou BF SA	28,371	461,612
Marie Brizard Wine & Spirits SAa,b	87,429	1,570,146
Mercialys SA	86,850	2,029,809
Mersen	43,425	714,318
Metropole Television SA	150,540	2,739,757
Naturex[a,b]	20,844	1,748,161
Neopost SA	88,238	2,451,017
Nexans SAa	85,692	4,325,067
Nexity SA	110,012	5,849,647
Oeneo SA	71,796	665,570
Orpea	154,624	13,668,407
Parrot SAa,b	67,454	1,049,238
Pierre & Vacances SAa,b	25,476	1,209,339
Plastic Omnium SA	171,964	5,456,479
Rallye SAb	68,832	1,196,136
Rubis SCA	105,378	8,506,798
Sartorius Stedim Biotech	76,428	5,425,360
SEB SA	82,352	10,967,939

Security	Shares	Value
Seche Environnement SA	15,054	$526,909
Sopra Steria Group	44,004	5,166,787
SPIE SA	186,762	3,552,482
Ste Industrielle d’Aviation Latecoere SAa	166,004	608,880
Synergie SA	19,107	634,582
Tarkett SA	54,426	1,753,431
Technicolor SA Registered	1,093,152	6,877,322
Teleperformance	187,017	17,397,679
Television Francaise 1	354,927	3,431,971
Trigano SA	31,845	1,886,654
Ubisoft Entertainment SAa	289,500	11,889,114
Vallourec SAa,b	864,447	3,148,439
Vicat SA	43,425	2,593,106
Vilmorin & Cie SA	11,580	767,378
Virbac SAa,b	11,580	2,281,674

		247,809,024
GERMANY — 5.78%
Aareal Bank AG	158,646	5,208,639
ADLER Real Estate AGa,b	70,059	1,051,370
ADO Properties SAc	87,429	3,561,182
ADVA Optical Networking SEa,b	143,592	1,286,180
AIXTRON SEa	185,445	1,164,197
Alstria office REIT AG	254,340	3,540,977
Amadeus Fire AG	16,212	1,236,584
AURELIUS Equity Opportunities SE & Co KGaA	74,112	4,515,901
Aurubis AG	118,696	6,166,722
Bauer AG	42,846	591,720
BayWa AGb	26,055	824,549
Bechtle AG	41,688	4,820,263
Bertrandt AGb	19,891	2,174,710
Bijou Brigitte AG	9,360	603,308
Borussia Dortmund GmbH & Co. KGaA	413,985	1,827,220
BRAAS Monier Building Group SA	61,953	1,499,197
CANCOM SEb	53,268	2,752,292
Carl Zeiss Meditec AG Bearer	100,746	3,762,820
CENTROTEC Sustainable AG	55,584	876,411
CompuGroup Medical SE	72,375	3,125,647
CTS Eventim AG & Co. KGaA	132,591	4,615,644
Deutsche Euroshop AG	100,167	4,750,981
Deutsche Pfandbriefbank AGc	319,608	3,066,508
DEUTZ AG	393,335	1,811,290

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Dialog Semiconductor PLC[a,b]	222,915	$7,302,506
DMG Mori AG	181,806	8,680,092
Draegerwerk AG & Co. KGaA	14,475	825,844
Drillisch AGb	143,592	5,704,314
Duerr AG	71,796	6,192,453
ElringKlinger AGb	79,902	1,457,753
Evotec AGa	295,869	1,353,861
Freenet AG	308,607	8,615,420
Gerresheimer AG	103,641	8,897,382
Gesco AG	15,633	1,220,216
GFT Technologies SE	40,530	928,209
Grammer AG	34,740	1,670,465
Grand City Properties SA	334,083	7,434,411
GRENKE AG	27,792	5,438,723
Heidelberger Druckmaschinen AGa,b	931,611	2,679,444
Indus Holding AG	50,952	2,525,510
Jenoptik AG	139,539	2,390,526
KION Group AG	190,491	10,444,207
Kloeckner & Co. SEa	314,552	4,217,458
Koenig & Bauer AGa	31,005	1,715,712
Krones AG	41,109	4,111,112
KUKA AG	81,796	9,942,617
KWS Saat SE	6,369	2,032,658
LEG Immobilien AG	192,807	19,359,310
LEONI AGb	97,272	3,600,979
Manz AGa,b	17,949	624,223
MLP AG	355,031	1,373,667
MorphoSys AGa,b	75,270	3,333,160
MTU Aero Engines AG	129,117	13,196,803
Nemetschek SE	50,373	3,169,105
Nordex SEa	203,808	5,633,896
NORMA Group SE	89,745	4,665,113
PATRIZIA Immobilien AGa	161,111	4,068,068
Pfeiffer Vacuum Technology AG	33,003	3,413,032
Rational AG	9,843	4,762,703
Rheinmetall AG	120,432	8,433,232
RHOEN-KLINIKUM AG	217,704	6,414,845
RIB Software AGb	124,485	1,392,054
SAF-Holland SA	158,646	1,915,098
Salzgitter AG	121,590	3,793,510
SGL Carbon SEa,b	142,434	1,735,322
Sixt SEb	40,530	2,170,504
SLM Solutions Group AGa,b	45,162	1,252,713
SMA Solar Technology AGb	36,477	1,832,714

Security	Shares	Value
Software AG	198,018	$7,987,115
STADA Arzneimittel AG	187,596	10,127,097
STRATEC Biomedical AG	16,212	930,022
Stroeer SE & Co. KGaA[b]	85,113	4,046,002
Suedzucker AG	230,442	5,764,568
TAG Immobilien AG	327,135	4,656,874
Takkt AG	108,273	2,600,114
TLG Immobilien AG	194,544	4,357,505
Vossloh AGa,b	42,923	2,651,926
VTG AGb	22,002	620,014
Wacker Chemie AG	51,531	4,800,703
Wacker Neuson SEb	85,692	1,530,806
Wincor Nixdorf AGa	78,936	4,933,423
Wirecard AGb	383,363	17,829,461
XING AG	14,475	2,890,131
zooplus AGa	17,949	2,592,232

		345,073,249
HONG KONG — 2.60%
Bright Smart Securities & Commodities Group Ltd.	3,510,000	995,110
Brightoil Petroleum Holdings Ltd.[b]	10,160,512	2,985,324
Cafe de Coral Holdings Ltd.	2,340,000	7,870,412
Champion REIT	12,472,000	7,200,376
China Financial International Investments Ltd.[a,b]	17,550,000	893,337
China LNG Group Ltd.[b]	78,780,000	2,416,206
China Soft Power Technology Holdings Ltd.[a]	16,212,000	532,743
China Strategic Holdings Ltd.[a,b]	59,850,000	1,542,536
Chow Sang Sang Holdings International Ltd.[b]	1,170,000	2,288,752
Citic Telecom International Holdings Ltd.	5,790,000	2,178,725
CK Life Sciences International Holdings Inc.[b]	15,328,000	1,402,442
CSI Properties Ltd.[b]	44,140,000	1,678,013
Dah Sing Banking Group Ltd.[b]	1,872,000	3,502,786
Dah Sing Financial Holdings Ltd.	468,000	3,136,103
Daohe Global Group Ltd.[a]	11,700,000	874,490
Emperor Capital Group Ltd.[b]	13,602,000	1,209,464
Enerchina Holdings Ltd.[a]	20,847,000	873,108
Esprit Holdings Ltd.[a,b]	6,085,800	4,878,083
Freeman Financial Corp. Ltd.[a]	23,400,000	1,206,193

98	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
G-Resources Group Ltd.	87,911,400	$1,540,725
GCL New Energy Holdings Ltd.[a,b]	23,980,000	1,050,677
Giordano International Ltd.	5,850,000	3,068,254
Great Eagle Holdings Ltd.	1,170,000	5,284,635
Guotai Junan International Holdings Ltd.[b]	8,685,000	2,909,941
Haitong International Securities Group Ltd.	5,850,000	3,528,116
HKBN Ltd.[b]	3,474,000	4,145,547
Hopewell Holdings Ltd.	1,755,000	5,823,652
Hutchison Telecommunications Hong Kong Holdings Ltd.	8,190,000	2,997,391
Hybrid Kinetic Group Ltd.[a,b]	60,616,000	2,109,075
IGG Inc.[b]	2,895,000	1,234,860
IT Ltd.	3,510,000	1,072,004
Johnson Electric Holdings Ltd.	1,533,750	3,854,165
Kerry Logistics Network Ltd.	2,047,500	2,923,511
KuangChi Science Ltd.[a,b]	4,053,000	1,410,202
Lai Sun Development Co. Ltd.[b]	91,067,665	1,642,984
Landing International Development Ltd.[a,b]	40,530,000	793,892
Luk Fook Holdings International Ltd.[b]	1,170,000	2,970,251
Man Wah Holdings Ltd.	4,680,000	3,413,527
Mason Financial Holdings Ltd.[a,b]	35,100,000	1,289,119
Melco International Development Ltd.[b]	2,925,000	3,000,406
NewOcean Energy Holdings Ltd.	4,680,000	1,393,153
Orient Overseas International Ltd.[b]	585,000	2,073,145
Pacific Textiles Holdings Ltd.[b]	2,340,000	3,317,032
Playmates Toys Ltd.[b]	4,680,000	886,552
Prosperity REIT	7,281,000	3,246,446
Realord Group Holdings Ltd.[a,b]	1,170,000	625,713
Sa Sa International Holdings Ltd.[b]	3,510,000	1,528,850
Samson Holding Ltd.	7,297,000	780,483
Shun Tak Holdings Ltd.	7,020,000	2,270,659
Sincere Watch Hong Kong Ltd.[a,b]	17,550,000	757,640
Singamas Container Holdings Ltd.	8,836,000	831,227

Security	Shares	Value
SITC International Holdings Co. Ltd.[b]	4,414,000	$2,610,875
SmarTone Telecommunications Holdings Ltd.[b]	1,462,500	2,604,624
Summit Ascent Holdings Ltd.[a,b]	5,790,000	1,216,206
Suncorp Technologies Ltd.[a,b]	57,900,000	596,911
Television Broadcasts Ltd.	583,100	1,976,241
Texwinca Holdings Ltd.[b]	2,340,000	1,839,445
Town Health International Medical Group Ltd.[b]	13,896,000	2,220,509
Truly International Holdings Ltd.	7,020,000	3,817,602
United Laboratories International Holdings Ltd. (The)[a]	2,340,000	913,691
Value Partners Group Ltd.[b]	3,510,000	2,953,666
VST Holdings Ltd.	4,896,000	1,167,224
VTech Holdings Ltd.[b]	585,000	6,358,901
Xinyi Glass Holdings Ltd.[b]	5,850,000	4,462,915
Yuan Heng Gas Holdings Ltd.[a]	9,264,000	680,479

		154,857,326
IRELAND — 0.86%
C&C Group PLC	1,208,952	4,872,288
FBD Holdings PLC[a]	194,652	1,345,416
Glanbia PLC	554,682	10,684,210
Hibernia REIT PLC	1,765,950	2,685,693
Irish Continental Group PLC	470,148	2,481,508
Kingspan Group PLC	446,988	10,274,305
Origin Enterprises PLC	330,609	1,996,770
Permanent TSB Group Holdings PLC[a]	500,836	1,195,168
Smurfit Kappa Group PLC	679,746	15,962,653

		51,498,011
ISRAEL — 1.42%
Africa Israel Properties Ltd.	79,663	1,289,607
Airport City Ltd.[a]	296,961	3,218,621
Alony Hetz Properties & Investments Ltd.	238,781	2,094,361
Amot Investments Ltd.	353,191	1,510,472
B Communications Ltd.	39,951	1,005,431
Bayside Land Corp.	2,895	1,078,580
Caesarstone Ltd.[a,b]	67,164	2,517,978
Cellcom Israel Ltd.[a]	177,753	1,294,182
Clal Insurance Enterprises Holdings Ltd.[a,b]	95,006	1,018,758
CyberArk Software Ltd.[a,b]	61,953	3,493,530

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Delek Automotive Systems Ltd.	92,913	$823,965
Elbit Systems Ltd.	66,585	6,697,982
Electra Ltd./Israel	8,238	1,128,689
First International Bank of Israel Ltd.[b]	125,064	1,592,750
Frutarom Industries Ltd.	141,855	7,149,694
Gazit-Globe Ltd.	224,799	2,232,419
Harel Insurance Investments & Financial Services Ltd.	422,670	1,555,874
IDI Insurance Co. Ltd.	23,160	1,139,953
Israel Discount Bank Ltd. Class Aa	3,081,438	5,311,709
Ituran Location and Control Ltd.[b]	119,412	2,861,112
Jerusalem Oil Exploration[a]	74,692	3,306,003
Kornit Digital Ltd.[a]	82,218	830,402
Matrix IT Ltd.[b]	270,008	1,875,902
Melisron Ltd.[b]	81,262	3,494,486
Menora Mivtachim Holdings Ltd.[a]	136,065	1,101,686
Naphtha Israel Petroleum Corp. Ltd.[a]	364,772	2,252,905
Neuroderm Ltd.[a]	37,835	711,676
Norstar Holdings Inc.[b]	73,014	1,313,961
Oil Refineries Ltd.[a,b]	2,896,737	1,041,226
Partner Communications Co. Ltd.[a]	306,291	1,468,210
Paz Oil Co. Ltd.	18,041	2,963,128
Phoenix Holdings Ltd. (The)[a]	317,871	776,788
Plus500 Ltd.[b]	234,495	2,303,909
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	43,506	1,693,942
Sapiens International Corp. NV	97,272	1,257,946
Shikun & Binui Ltd.[b]	525,459	931,692
Shufersal Ltd.	374,034	1,313,054
Strauss Group Ltd.[b]	108,852	1,761,270
Tower Semiconductor Ltd.[a]	199,904	2,700,603
Wix.com Ltd.[a,b]	71,607	2,549,209

		84,663,665
ITALY — 3.62%
A2A SpA	4,296,180	6,101,341
ACEA SpA	132,012	1,837,900
Amplifon SpA	187,596	1,871,232
Anima Holding SpA[c]	657,165	3,292,240

Security	Shares	Value
Ansaldo STS SpA	340,622	$3,991,840
Astaldi SpA[b]	144,750	633,223
Autogrill SpA	515,310	4,483,191
Azimut Holding SpA	306,526	4,819,386
Banca Generali SpA	200,913	4,151,921
Banca IFIS SpA	70,638	1,611,416
Banca Mediolanum SpA	797,283	5,848,648
Banca Monte dei Paschi di Siena SpA[a,b]	7,148,914	2,463,836
Banca Popolare dell’Emilia Romagna SC	1,294,066	5,310,820
Banca Popolare di Milano Scarl	10,524,126	5,107,576
Banca Popolare di Sondrio Scarl	1,465,450	3,962,474
Banco Popolare SC	2,269,680	6,390,862
Beni Stabili SpA SIIQ	4,798,358	3,141,656
Biesse SpA	48,636	681,472
Brembo SpA	82,797	4,837,712
Buzzi Unicem SpA[b]	312,081	6,253,807
Cairo Communication SpA[b]	81,639	364,076
Cerved Information Solutions SpA	545,418	4,574,355
CIR-Compagnie Industriali Riunite SpA	3,005,589	3,451,749
Credito Emiliano SpA	131,433	833,348
Credito Valtellinese SCb	2,440,486	1,082,351
Danieli & C Officine Meccaniche SpA RSP	205,546	3,045,538
Datalogic SpA	56,163	1,013,662
Davide Campari-Milano SpA	1,126,156	11,629,862
De’ Longhi SpA	172,542	4,312,325
DiaSorin SpA	82,797	5,212,693
Ei Towers SpA[a]	41,109	2,218,520
ERG SpA	170,942	1,978,464
Esprinet SpA[b]	88,008	549,648
Fincantieri SpA[a,b]	1,485,714	647,946
FinecoBank Banca Fineco SpA	521,104	3,094,269
Geox SpA[b]	137,802	396,954
Gruppo Editoriale L’Espresso SpA[a]	1,069,645	913,844
Hera SpA	2,535,450	7,190,240
Industria Macchine Automatiche SpA	34,161	2,015,079
Infrastrutture Wireless Italiane SpA[c]	510,678	2,553,807

100	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Interpump Group SpA	240,285	$3,890,759
Iren SpA	1,335,174	2,194,797
Italcementi SpA[a]	493,308	5,841,888
Italmobiliare SpA[b]	15,590	673,631
Juventus Football Club SpA[a,b]	6,540,384	2,131,969
La Doria SpA	31,845	423,055
Maire Tecnimont SpA	482,307	1,227,538
MARR SpA	247,813	5,212,571
Mediaset SpA	2,266,206	6,862,576
Moleskine SpA	374,613	909,037
Moncler SpA	377,508	6,619,289
Newron Pharmaceuticals SpA[a,b]	48,636	996,423
OVS SpA[c]	320,766	1,886,745
Piaggio & C SpA[b]	468,990	859,571
RAI Way SpA[c]	254,181	1,182,430
Recordati SpA	400,089	12,979,066
Reply SpA	31,978	4,577,205
Rizzoli Corriere Della Sera Mediagroup SpA[a,b]	1,145,103	1,044,898
Safilo Group SpA[a,b]	103,899	825,495
Salini Impregilo SpA[b]	632,847	1,914,986
Salvatore Ferragamo SpA	156,909	3,695,263
Saras SpA[b]	754,372	1,297,421
Societa Cattolica di Assicurazioni Scrl	470,727	3,318,893
Tod’s SpA[b]	42,268	2,483,840
TREVI-Finanziaria Industriale SpA[b]	387,930	508,851
Unipol Gruppo Finanziario SpA	1,206,637	3,346,320
Vittoria Assicurazioni SpA	45,741	468,022
Yoox Net-A-Porter Group SpA[a,b]	170,226	4,766,497

		216,010,319
JAPAN — 32.11%
77 Bank Ltd. (The)	1,170,000	4,532,273
Accordia Golf Co. Ltd.	292,500	3,422,037
Achilles Corp.	1,170,000	1,609,699
Activia Properties Inc.	1,755	9,161,585
Adastria Co. Ltd.	146,680	4,608,573
ADEKA Corp.	292,500	3,910,084
Advance Residence Investment Corp.	4,095	11,371,781
Advantest Corp.	468,000	6,265,268
Adways Inc.[b]	175,500	1,046,304
Aeon Delight Co. Ltd.	58,500	1,789,506

Security	Shares	Value
AEON REIT Investment Corp.	3,510	$4,435,234
Ai Holdings Corp.	175,500	4,344,475
Aica Kogyo Co. Ltd.	175,500	4,289,677
Aida Engineering Ltd.	234,000	1,968,171
Aiful Corp.[a,b]	984,300	2,986,947
Ain Holdings Inc.	58,500	4,047,080
Akebono Brake Industry Co. Ltd.[a,b]	499,300	1,032,850
Alpine Electronics Inc.	175,500	1,923,077
Amano Corp.	175,500	2,858,072
Anicom Holdings Inc.[b]	58,500	1,582,871
Anritsu Corp.	468,000	2,739,913
Aoyama Trading Co. Ltd.	175,500	6,498,732
Arcs Co. Ltd.	117,000	3,033,312
Ardepro Co. Ltd.[b]	796,700	932,858
Ariake Japan Co. Ltd.	58,500	3,230,814
Asahi Diamond Industrial Co. Ltd.	234,000	1,819,759
Asahi Holdings Inc.	58,500	1,002,922
Asahi Intecc Co. Ltd.	175,500	8,125,555
Asatsu-DK Inc.	117,000	2,757,038
Ashikaga Holdings Co. Ltd.	688,900	2,319,076
ASKA Pharmaceutical Co. Ltd.	117,000	2,230,746
ASKUL Corp.[b]	58,500	2,034,956
Asukanet Co. Ltd.[b]	58,500	602,210
Autobacs Seven Co. Ltd.	234,000	3,406,625
Avex Group Holdings Inc.	117,000	1,384,798
Awa Bank Ltd. (The)	1,170,000	7,237,937
Azbil Corp.	292,500	8,890,447
Bank of Iwate Ltd. (The)	58,500	2,505,879
Bank of Nagoya Ltd. (The)	1,170,000	4,052,788
Benefit One Inc.[b]	117,000	3,636,093
BIC Camera Inc.	292,500	2,608,626
Broadleaf Co. Ltd.	117,000	1,179,304
Bunka Shutter Co. Ltd.	234,000	1,938,489
Calsonic Kansei Corp.	585,000	4,583,646
Canon Marketing Japan Inc.	234,000	4,057,355
Capcom Co. Ltd.	234,000	4,803,981
Central Glass Co. Ltd.	585,000	2,545,836
Century Tokyo Leasing Corp.	175,500	6,147,680
Chiyoda Corp.	585,000	4,155,535
Ci:z Holdings Co. Ltd.	117,000	2,890,608
Citizen Holdings Co. Ltd.	636,900	3,442,871
CKD Corp.	234,000	2,207,913
Clarion Co. Ltd.	585,000	1,461,287

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Coca-Cola East Japan Co. Ltd.	234,000	$4,536,840
Coca-Cola West Co. Ltd.	234,000	6,489,028
COLOPL Inc.[b]	175,500	2,652,578
Colowide Co. Ltd.[b]	234,000	4,367,878
Comforia Residential REIT Inc.	2,340	5,575,723
COMSYS Holdings Corp.	351,000	5,880,539
COOKPAD Inc.[b]	175,500	2,477,909
Cosmo Energy Holdings Co. Ltd.	234,000	2,602,917
Cosmos Pharmaceutical Corp.	18,000	3,776,162
CyberAgent Inc.	175,500	9,949,310
Daido Steel Co. Ltd.	975,000	3,986,193
Daifuku Co. Ltd.	292,500	6,199,054
Daihen Corp.	585,000	3,042,445
Daiichikosho Co. Ltd.	117,000	5,377,080
Daikokutenbussan Co. Ltd.	60,500	2,626,970
Daikyo Inc.	1,170,000	2,066,351
Daio Paper Corp.[b]	351,000	3,976,299
Daiseki Co. Ltd.	117,000	2,125,716
Daishi Bank Ltd. (The)	1,755,000	6,747,036
Daiwa House REIT Investment Corp.	1,170	7,169,439
Daiwa House Residential Investment Corp.	2,340	6,566,659
Daiwa Office Investment Corp.	1,170	6,975,362
Daiwabo Holdings Co. Ltd.	1,170,000	2,739,913
DCM Holdings Co. Ltd.	351,000	3,013,904
DeNA Co. Ltd.	292,500	7,557,594
Denka Co. Ltd.	1,170,000	5,125,921
Descente Ltd.	175,500	1,969,313
Dexerials Corp.[a]	175,500	1,428,180
DIC Corp.	234,000	5,605,406
Digital Garage Inc.[b]	155,000	2,958,287
Dip Corp.	117,000	3,550,471
Disco Corp.	117,000	12,124,116
DMG Mori Co. Ltd.	351,000	3,736,557
Dowa Holdings Co. Ltd.	585,000	3,110,943
Duskin Co. Ltd.	292,500	5,342,831
Ebara Corp.	1,170,000	6,415,963
EDION Corp.[b]	351,000	2,941,982
Euglena Co. Ltd.[a,b]	175,500	2,390,574
Exedy Corp.	175,500	4,195,492
Ezaki Glico Co. Ltd.	124,200	7,465,210
F@N Communications Inc.	175,500	1,429,892
Fancl Corp.	117,000	1,964,746

Security	Shares	Value
Financial Products Group Co. Ltd.	234,000	$2,367,742
FP Corp.	58,500	3,065,278
Frontier Real Estate Investment Corp.	1,170	6,256,135
Fudo Tetra Corp.	1,042,200	1,830,473
Fuji Machine Manufacturing Co. Ltd.	292,500	3,016,759
Fuji Oil Holdings Inc.	234,000	5,144,187
Fuji Seal International Inc.	58,500	2,320,364
Fuji Soft Inc.	117,000	2,929,424
Fujibo Holdings Inc.	585,000	1,740,986
Fujikura Ltd.	1,170,000	6,667,122
Fujimi Inc.	58,500	994,360
Fujitec Co. Ltd.	175,500	1,705,596
Fukuoka REIT Corp.	1,755	3,630,385
Funai Electric Co. Ltd.[b]	117,000	1,014,910
Funai Soken Holdings Inc.	126,640	1,764,570
Furukawa Co. Ltd.	1,170,000	1,929,356
Furukawa Electric Co. Ltd.	2,340,000	6,164,805
Futaba Industrial Co. Ltd.	440,600	2,269,960
Fuyo General Lease Co. Ltd.	58,500	2,682,832
Geo Holdings Corp.	117,000	1,701,029
Global One Real Estate Investment Corp.[b]	1,170	4,646,436
Glory Ltd.	234,000	6,552,959
GLP J-REIT	7,020	8,918,417
GMO Internet Inc.	234,000	3,064,136
GMO Payment Gateway Inc.[b]	58,500	3,367,810
Gree Inc.[a]	351,000	1,780,944
GS Yuasa Corp.	1,170,000	4,829,097
Gunze Ltd.	585,000	1,689,613
Gurunavi Inc.	117,000	3,098,385
H2O Retailing Corp.	292,500	3,878,690
Hanwa Co. Ltd.	1,170,000	6,324,633
Harmonic Drive Systems Inc.[b]	117,000	3,658,926
Haseko Corp.	877,500	9,409,889
Hazama Ando Corp.	585,000	3,624,677
Heiwa Corp.	117,000	2,413,407
Heiwa Real Estate Co. Ltd.	234,000	3,112,085
Heiwa Real Estate REIT Inc.	2,925	2,465,922
HIS Co. Ltd.[b]	175,500	4,698,951
Hitachi Capital Corp.	175,500	3,253,647
Hitachi Zosen Corp.	579,000	2,966,044
Hogy Medical Co. Ltd.	117,000	7,546,177

102	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Hokkaido Electric Power Co. Inc.	585,000	$4,657,852
Hokkoku Bank Ltd. (The)	1,755,000	5,548,324
Hokuetsu Kishu Paper Co. Ltd.	468,000	3,324,428
Hokuhoku Financial Group Inc.	2,340,000	3,036,737
HORIBA Ltd.	117,000	5,536,908
Hoshino Resorts REIT Inc.	206	2,522,613
Hosiden Corp.	351,000	2,174,806
House Foods Group Inc.	292,500	7,197,980
Hulic Reit Inc.	2,925	5,171,586
Hyakugo Bank Ltd. (The)	1,170,000	4,543,689
Hyakujushi Bank Ltd. (The)	1,755,000	5,907,938
Ibiden Co. Ltd.	292,500	3,781,651
IBJ Leasing Co. Ltd.	117,000	2,140,557
Ichigo Inc.	810,600	3,575,071
Ichigo Office REIT Investment	4,095	3,200,561
IDOM Inc.[b]	234,000	1,196,429
Iino Kaiun Kaisha Ltd.	498,100	1,822,584
Inabata & Co. Ltd.	234,000	2,358,609
Industrial & Infrastructure Fund Investment Corp.	1,170	6,724,204
Ines Corp.	175,500	1,883,690
Infomart Corp.[b]	175,500	1,909,377
Internet Initiative Japan Inc.	117,000	2,481,905
Invesco Office J-Reit Inc.	1,755	1,613,124
Invincible Investment Corp.	9,945	6,695,663
Iriso Electronics Co. Ltd.	58,500	3,447,724
Iseki & Co. Ltd.	1,170,000	2,568,669
Ishihara Sangyo Kaisha Ltd.[a]	2,925,000	1,912,231
Ito EN Ltd.	175,500	6,498,732
Itoki Corp.	234,000	1,333,424
IwaiCosmo Holdings Inc.	175,500	1,554,901
Iwatani Corp.[b]	585,000	3,419,183
Izumi Co. Ltd.	175,500	7,663,195
J Trust Co. Ltd.	234,000	1,774,094
Jaccs Co. Ltd.	585,000	2,728,497
Jafco Co. Ltd.	117,000	3,109,801
Japan Communications Inc.[a,b]	510,200	1,070,332
Japan Digital Laboratory Co. Ltd.	234,000	3,239,947
Japan Display Inc.[a,b]	1,389,600	2,535,544
Japan Excellent Inc.	4,680	6,621,457
Japan Hotel REIT Investment Corp.	10,530	8,856,769
Japan Logistics Fund Inc.	4,680	10,936,820

Security	Shares	Value
Japan Petroleum Exploration Co. Ltd.	117,000	$2,447,656
Japan Rental Housing Investments Inc.	5,265	4,505,445
Japan Securities Finance Co. Ltd.	694,800	2,833,843
Japan Steel Works Ltd. (The)	1,170,000	5,274,333
Jin Co. Ltd.[b]	58,500	2,440,235
Juki Corp.	117,000	1,019,476
Juroku Bank Ltd. (The)	1,755,000	5,051,715
JVC Kenwood Corp.	579,080	1,350,443
K’s Holdings Corp.	351,020	6,524,790
kabu.com Securities Co. Ltd.	810,600	2,728,760
Kadokawa Dwango[a]	180,467	2,454,710
Kagome Co. Ltd.	351,000	9,562,297
Kaken Pharmaceutical Co. Ltd.	99,600	6,637,732
Kanamoto Co. Ltd.	58,500	1,227,824
Kanematsu Corp.	1,170,000	1,929,356
Kawasaki Kisen Kaisha Ltd.[b]	2,925,000	7,249,354
Keihin Corp.	117,000	1,858,574
Keiyo Bank Ltd. (The)	1,755,000	7,551,886
Kenedix Inc.	810,600	3,298,241
Kenedix Office Investment Corp.	1,170	7,306,435
Kenedix Residential Investment Corp.	1,170	3,181,724
Kenedix Retail REIT Corp.	1,755	4,796,560
Kewpie Corp.	351,000	10,839,781
Kinden Corp.	585,000	7,112,358
Kintetsu World Express Inc.	117,000	1,643,948
Kitz Corp.	579,000	3,129,882
Kiyo Bank Ltd. (The)	409,500	6,017,534
Koa Corp.	234,000	1,949,905
Kobayashi Pharmaceutical Co. Ltd.	351,000	16,730,595
Kokuyo Co. Ltd.	292,500	4,321,071
Komeri Co. Ltd.	175,500	3,972,874
Komori Corp.	175,500	1,979,587
Konishi Co. Ltd.	117,000	1,535,493
Kumagai Gumi Co. Ltd.	1,170,000	3,927,209
KYB Corp.	585,000	2,106,308
Kyodo Printing Co. Ltd.	616,000	1,983,510
KYORIN Holdings Inc.	175,500	3,786,217
Kyowa Exeo Corp.	292,500	3,830,170
Laox Co. Ltd.[a,b]	175,500	1,185,012

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Leopalace21 Corp.	760,500	$5,498,663
Lintec Corp.	117,000	2,496,746
Lion Corp.	585,000	8,887,593
Macnica Fuji Electronics Holdings Inc.	133,550	1,304,421
Maeda Corp.	585,000	5,325,706
Maeda Kosen Co. Ltd.[b]	117,000	1,271,776
Maeda Road Construction Co. Ltd.	141,000	2,684,207
Makino Milling Machine Co. Ltd.	585,000	3,339,269
Maruha Nichiro Corp.	292,500	7,437,723
Marusan Securities Co. Ltd.	351,000	2,931,707
Marvelous Inc.[b]	117,000	908,738
Matsui Securities Co. Ltd.	351,000	3,099,527
Matsumotokiyoshi Holdings Co. Ltd.	117,000	5,211,543
Matsuya Co. Ltd.[b]	175,500	1,345,982
MCUBS MidCity Investment Corp.	1,755	6,387,423
MEGMILK SNOW BRAND Co. Ltd.	175,500	6,096,307
Meidensha Corp.	585,000	2,014,978
Meitec Corp.	175,500	5,882,251
Micronics Japan Co. Ltd.	117,000	1,049,158
Ministop Co. Ltd.	117,000	1,964,746
Mirait Holdings Corp.	234,000	2,500,171
Misawa Homes Co. Ltd.	175,500	1,298,034
MISUMI Group Inc.	819,000	15,199,668
Mitsuba Corp.	117,000	1,401,922
Mitsubishi Steel Manufacturing Co. Ltd.	1,755,000	2,945,407
Mitsui Engineering & Shipbuilding Co. Ltd.	2,340,000	3,470,557
Mitsui Mining & Smelting Co. Ltd.	2,340,000	4,498,024
Mitsumi Electric Co. Ltd.[a,b]	347,400	1,762,677
Miura Co. Ltd.	292,500	6,738,474
Mizuno Corp.	1,170,000	6,153,388
Modec Inc.	58,500	919,013
Monex Group Inc.	694,870	1,728,954
MonotaRO Co. Ltd.	234,000	6,845,216
Mori Hills REIT Investment Corp.	4,680	7,329,268
MORI TRUST Sogo REIT Inc.	3,510	6,497,019
Morinaga & Co. Ltd./Japan	585,000	3,870,127

Security	Shares	Value
Morinaga Milk Industry Co. Ltd.	585,000	$4,349,612
MOS Food Services Inc.	117,000	3,423,750
Musashino Bank Ltd. (The)	175,500	4,454,071
Nachi-Fujikoshi Corp.	585,000	1,935,064
Nagase & Co. Ltd.	409,500	4,822,818
Nakanishi Inc.	58,500	2,017,832
Namura Shipbuilding Co. Ltd.	234,000	1,342,557
Nankai Electric Railway Co. Ltd.	1,755,000	9,760,941
NanoCarrier Co. Ltd.[a,b]	117,000	1,019,476
Nanto Bank Ltd. (The)	1,170,000	4,623,603
NET One Systems Co. Ltd.	373,400	2,532,205
Next Co. Ltd.[b]	175,500	1,714,158
Nichi-Iko Pharmaceutical Co. Ltd.	175,500	3,817,042
Nichicon Corp.	292,500	2,191,931
Nichiha Corp.	117,000	2,286,686
Nichirei Corp.	585,000	5,593,989
Nifco Inc./Japan	175,500	9,949,310
Nihon Kohden Corp.	351,000	9,829,438
Nihon M&A Center Inc.	117,000	7,180,856
Nihon Nohyaku Co. Ltd.[b]	289,500	1,579,065
Nihon Parkerizing Co. Ltd.	585,000	7,118,066
Nihon Unisys Ltd.	234,000	3,207,982
Nikkiso Co. Ltd.	292,500	2,066,351
Nikkon Holdings Co. Ltd.	351,000	7,075,826
Nippo Corp.	132,000	2,435,595
Nippon Accommodations Fund Inc.	1,170	5,342,831
Nippon Gas Co. Ltd.	117,000	2,789,003
Nippon Kayaku Co. Ltd.	585,000	6,102,015
Nippon Light Metal Holdings Co. Ltd.	1,968,600	4,494,828
Nippon Paper Industries Co. Ltd.	292,500	5,331,414
Nippon Parking Development Co. Ltd.[b]	911,500	1,102,854
NIPPON REIT Investment Corp.	1,170	3,086,969
Nippon Seiki Co. Ltd.	213,000	3,558,140
Nippon Sharyo Ltd.[a,b]	1,170,000	3,173,733
Nippon Sheet Glass Co. Ltd.[a,b]	2,925,000	2,169,098
Nippon Shinyaku Co. Ltd.	133,000	7,345,270
Nippon Shokubai Co. Ltd.	117,000	7,454,847
Nippon Soda Co. Ltd.	585,000	2,597,209
Nippon Steel & Sumikin Bussan Corp.	585,000	2,014,978

104	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Nippon Suisan Kaisha Ltd.	868,500	$4,330,424
Nipro Corp.	351,000	4,390,711
Nishi-Nippon City Bank Ltd. (The)	2,340,000	4,589,355
Nishi-Nippon Railroad Co. Ltd.	1,170,000	6,130,556
Nishimatsu Construction Co. Ltd.	585,000	2,911,158
Nishimatsuya Chain Co. Ltd.	351,000	5,024,316
Nishio Rent All Co. Ltd.	117,000	2,855,218
Nissan Chemical Industries Ltd.	409,500	13,145,875
Nissan Shatai Co. Ltd.	234,000	2,372,308
Nissha Printing Co. Ltd.[b]	117,000	2,333,493
Nisshin OilliO Group Ltd. (The)	1,170,000	5,536,908
Nisshin Steel Co. Ltd.	292,500	3,658,926
Nisshinbo Holdings Inc.	409,500	3,839,874
Nitto Boseki Co. Ltd.	1,170,000	4,281,114
Nitto Kogyo Corp.	117,000	1,618,832
Noevir Holdings Co. Ltd.	58,500	1,789,506
NOF Corp.	585,000	5,091,672
Nojima Corp.	117,000	2,050,368
Nomura Co. Ltd.	175,500	2,650,866
North Pacific Bank Ltd.	1,420,900	4,686,190
NSD Co. Ltd.	375,540	6,247,702
NTN Corp.	1,755,000	5,770,942
Obara Group Inc.	58,500	2,425,965
Ogaki Kyoritsu Bank Ltd. (The)	1,755,000	5,839,440
Okasan Securities Group Inc.	585,000	2,991,072
Oki Electric Industry Co. Ltd.	2,340,000	3,219,398
Okinawa Electric Power Co. Inc. (The)	260,100	5,238,292
OKUMA Corp.	585,000	4,532,273
Okumura Corp.	585,000	3,481,973
OncoTherapy Science Inc.[a,b]	453,300	1,105,772
Open House Co. Ltd.	117,000	3,366,668
Orient Corp.[a]	1,331,700	2,520,855
Orix JREIT Inc.	7,020	12,911,841
OSG Corp.[b]	292,500	4,897,595
OSJB Holdings Corp.	685,900	1,385,386
Pacific Metals Co. Ltd.[a]	585,000	1,592,575
Paramount Bed Holdings Co. Ltd.	58,500	2,231,888
Penta-Ocean Construction Co. Ltd.	984,300	6,031,521
PeptiDream Inc.[a,b]	117,000	6,552,959
Pigeon Corp.	351,000	8,836,220

Security	Shares	Value
Pilot Corp.	117,000	$5,148,753
Pioneer Corp.[a]	1,073,500	1,979,719
Premier Investment Corp.	5,265	7,197,409
Press Kogyo Co. Ltd.	579,000	2,158,150
Prima Meat Packers Ltd.	585,000	1,866,566
Proto Corp.	180,500	2,057,121
Qol Co. Ltd.	117,000	1,687,330
Raito Kogyo Co. Ltd.	175,500	2,063,497
Relia Inc.	175,500	1,697,034
Relo Group Inc.	29,000	4,550,129
Rengo Co. Ltd.	585,000	3,847,295
Resorttrust Inc.	292,500	6,692,809
Ricoh Leasing Co. Ltd.	58,500	1,509,806
Ringer Hut Co. Ltd.[b]	175,500	4,053,359
Riso Kagaku Corp.	117,000	1,701,029
Rohto Pharmaceutical Co. Ltd.	292,500	5,097,380
Round One Corp.	351,000	2,383,724
Ryobi Ltd.	585,000	2,814,119
Ryosan Co. Ltd.	117,000	3,641,801
S Foods Inc.[b]	81,900	2,208,028
Sac’s Bar Holdings Inc.[b]	117,000	1,253,510
Saizeriya Co. Ltd.	175,500	3,912,938
San-in Godo Bank Ltd. (The)	643,500	5,004,337
Sangetsu Co. Ltd.	175,500	3,438,591
Sanken Electric Co. Ltd.	585,000	2,089,184
Sanki Engineering Co. Ltd.	234,000	2,048,085
Sankyo Tateyama Inc.	58,500	894,467
Sankyu Inc.	1,170,000	6,701,371
Sanwa Holdings Corp.	760,500	7,984,564
Sanyo Shokai Ltd.	585,000	1,090,257
Sanyo Special Steel Co. Ltd.	585,000	3,150,900
Sapporo Holdings Ltd.	234,000	6,564,375
Sato Holdings Corp.	58,500	1,357,969
Sawada Holdings Co. Ltd.	117,000	1,130,214
Sawai Pharmaceutical Co. Ltd.	117,000	9,327,121
SCREEN Holdings Co. Ltd.	585,000	7,021,027
SCSK Corp.	175,580	7,366,873
Seikagaku Corp.	117,000	1,916,798
Seiko Holdings Corp.	585,000	1,940,772
Seino Holdings Co. Ltd.	468,000	4,799,415
Seiren Co. Ltd.	175,500	1,726,145
Sekisui House SI Residential Investment Corp.	2,925	3,613,260
Senshu Ikeda Holdings Inc.	843,180	3,694,080
Septeni Holdings Co. Ltd.[b]	117,000	3,727,424

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Seria Co. Ltd.	58,500	$4,760,599
Sharp Corp./Japan[a,b]	4,680,000	4,201,200
Shibuya Corp.	58,500	1,064,570
Shiga Bank Ltd. (The)	1,170,000	5,628,238
Shima Seiki Manufacturing Ltd.	117,000	2,331,209
Shimachu Co. Ltd.	234,000	5,299,449
Shinko Electric Industries Co. Ltd.	231,600	1,288,110
Shinko Plantech Co. Ltd.	292,500	2,134,849
Shinmaywa Industries Ltd.	228,000	1,535,054
Ship Healthcare Holdings Inc.	117,000	3,561,887
SHO-BOND Holdings Co. Ltd.	58,500	2,968,239
Showa Corp.	234,000	1,369,957
Showa Denko KK	292,500	3,016,759
Sinanen Holdings Co. Ltd.	585,000	2,357,467
SKY Perfect JSAT Holdings Inc.	785,600	3,487,808
Skylark Co. Ltd.	317,200	4,227,889
SMS Co. Ltd.	117,000	2,769,596
Sodick Co. Ltd.	175,500	1,385,369
Sojitz Corp.	3,474,000	8,440,513
Sosei Group Corp.[a,b]	58,500	9,332,829
Sotetsu Holdings Inc.	1,755,000	9,606,821
SPARX Group Co. Ltd.	511,200	922,789
Square Enix Holdings Co. Ltd.	292,500	9,175,855
Star Micronics Co. Ltd.	234,000	2,783,295
Sugi Holdings Co. Ltd.	117,000	5,890,813
Sumco Corp.	585,000	4,435,234
Sumitomo Bakelite Co. Ltd.	1,170,000	5,673,903
Sumitomo Forestry Co. Ltd.	468,000	6,644,289
Sumitomo Mitsui Construction Co. Ltd.	2,316,000	2,124,252
Sumitomo Osaka Cement Co. Ltd.	1,170,000	5,616,822
Sumitomo Warehouse Co. Ltd. (The)	585,000	3,099,527
Tadano Ltd.	468,000	4,589,355
Taikisha Ltd.	58,500	1,590,291
Taiyo Yuden Co. Ltd.	351,000	3,188,574
Takara Bio Inc.	175,500	2,575,518
Takara Holdings Inc.	585,000	5,217,251
Takara Leben Co. Ltd.	351,000	2,774,162
Takasago Thermal Engineering Co. Ltd.	175,500	2,327,214
Takata Corp.[a,b]	289,500	1,180,768
Takeuchi Manufacturing Co. Ltd.	117,000	1,598,283

Security	Shares	Value
TechnoPro Holdings Inc.	117,000	$3,995,707
Teikoku Sen-I Co. Ltd.	58,500	796,858
Tekken Corp.[b]	585,000	2,180,514
Temp Holdings Co. Ltd.	409,500	6,712,787
TIS Inc.	292,500	7,631,800
Toagosei Co. Ltd.	818,000	8,268,995
TOC Co. Ltd.	468,000	4,018,539
Toda Corp.	1,170,000	5,913,646
Toho Bank Ltd. (The)	585,000	2,209,055
Toho Holdings Co. Ltd.	175,500	3,955,750
Toho Titanium Co. Ltd.[b]	175,500	1,118,227
Toho Zinc Co. Ltd.	1,170,000	3,961,458
Tokai Carbon Co. Ltd.	1,170,000	3,036,737
Tokai Rika Co. Ltd.	175,500	3,392,355
Tokai Tokyo Financial Holdings Inc.	694,800	3,274,512
Tokuyama Corp.[a,b]	1,170,000	3,641,801
Tokyo Broadcasting System Holdings Inc.	117,000	1,675,914
Tokyo Dome Corp.	292,500	2,625,750
Tokyo Ohka Kogyo Co. Ltd.	117,000	3,521,930
Tokyo Seimitsu Co. Ltd.	175,500	4,180,080
Tokyo Steel Manufacturing Co. Ltd.	351,000	2,489,896
Tokyo TY Financial Group Inc.	76,044	2,012,307
Tokyotokeiba Co. Ltd.	585,000	1,330,000
Tokyu Construction Co. Ltd.	292,540	3,079,969
TOKYU REIT Inc.	4,095	5,841,723
TOMONY Holdings Inc.	868,500	3,288,071
Tomy Co. Ltd.[b]	292,500	2,640,020
Top REIT Inc.	585	2,497,317
Topcon Corp.	292,500	2,836,952
Topre Corp.	175,500	4,046,509
Toridoll.corp.	58,500	1,715,300
Toshiba Machine Co. Ltd.	585,000	1,975,021
Toshiba Plant Systems & Services Corp.[b]	117,000	2,072,059
Tosoh Corp.	1,755,000	9,041,713
Totetsu Kogyo Co. Ltd.	117,000	3,710,299
Toyo Construction Co. Ltd.	440,600	2,278,558
Toyo Corp./Chuo-ku	117,000	1,235,244
Toyo Ink SC Holdings Co. Ltd.	585,000	2,557,252
Toyo Kanetsu KK	585,000	1,204,420
Toyo Tire & Rubber Co. Ltd.	292,500	2,988,218
Toyobo Co. Ltd.	2,925,000	5,565,449

106	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Toyota Boshoku Corp.	175,500	$4,087,608
TPR Co. Ltd.	175,500	3,777,655
TS Tech Co. Ltd.	175,500	4,058,496
TSI Holdings Co. Ltd.	351,000	2,041,235
Tsubakimoto Chain Co.	585,000	4,047,080
Tsukuba Bank Ltd.	903,000	2,828,346
Tsukui Corp.	117,000	1,852,866
Tsumura & Co.	175,500	4,983,217
UACJ Corp.	585,944	1,446,493
Ube Industries Ltd.	2,925,000	5,165,878
ULVAC Inc.	175,500	5,505,513
Unipres Corp.	117,000	1,930,497
United Arrows Ltd.	58,500	1,645,660
United Super Markets Holdings Inc.	292,500	2,828,390
Unitika Ltd.[a,b]	4,095,000	2,477,338
Universal Entertainment Corp.[a,b]	58,500	1,516,085
UNY Group Holdings Co. Ltd.	702,000	5,699,019
USEN Corp.[a]	516,240	1,627,024
Ushio Inc.	351,000	4,390,711
Valor Holdings Co. Ltd.	175,500	4,837,659
VT Holdings Co. Ltd.	325,600	1,737,847
Wacoal Holdings Corp.	585,000	6,450,212
Wacom Co. Ltd.[b]	521,100	2,130,467
Welcia Holdings Co. Ltd.	58,500	3,875,835
Xebio Holdings Co. Ltd.	175,500	2,548,119
Yahagi Construction Co. Ltd.	117,000	1,064,000
YAMABIKO Corp.	234,000	1,869,991
Yamato Kogyo Co. Ltd.	117,000	3,327,853
Yodogawa Steel Works Ltd.	222,200	5,821,408
Yokogawa Bridge Holdings Corp.	117,000	1,331,141
Yokohama Reito Co. Ltd.[b]	234,000	2,422,540
Yondoshi Holdings Inc.	58,500	1,203,279
Yoshinoya Holdings Co. Ltd.[b]	351,000	4,990,067
Yumeshin Holdings Co. Ltd.[b]	234,000	1,735,278
Zenkoku Hosho Co. Ltd.	175,500	6,995,341
Zenrin Co. Ltd.	117,000	2,140,557
Zensho Holdings Co. Ltd.	351,000	5,647,646
Zeon Corp.	585,000	4,886,178
ZERIA Pharmaceutical Co. Ltd.	58,500	928,716

		1,916,256,605
NETHERLANDS — 1.87%
Aalberts Industries NV	378,087	12,554,927
Accell Group	39,951	1,038,029

Security	Shares	Value
Amsterdam Commodities NV	52,689	$1,346,311
Arcadis NVb	226,968	3,039,340
ASM International NV	149,382	5,826,582
BE Semiconductor Industries NV	93,219	2,769,715
BinckBank NV	278,499	1,555,290
Brunel International NV	36,957	757,941
Corbion NV	244,917	5,893,867
COSMO Pharmaceuticals NVa,b	15,054	2,431,506
Delta Lloyd NV	1,354,299	4,838,654
Eurocommercial Properties NV	96,114	4,256,189
Euronext NVc	168,489	7,197,373
Flow Traders[c]	103,062	3,654,550
Fugro NV CVA[a,b]	182,385	3,224,483
IMCD Group NV	133,749	5,672,248
InterXion Holding NVa	187,017	7,084,204
Kendrion NV	49,215	1,323,585
Koninklijke BAM Groep NVb	774,702	3,040,751
NSI NV	313,818	1,389,321
PostNL NVa	1,280,748	4,921,029
Refresco Group NVc	106,536	1,663,705
SBM Offshore NVb	481,149	6,429,639
SNS REAAL NVa,b	291,555	3
TKH Group NV	102,483	3,741,171
TomTom NVa,b	358,401	3,063,578
VastNed Retail NV	89,745	3,766,413
Wereldhave NV	89,390	4,326,287
Wessanen	387,351	4,725,726

		111,532,417
NEW ZEALAND — 1.33%
a2 Milk Co. Ltd.[a]	1,278,225	1,816,056
Air New Zealand Ltd.	1,394,812	2,223,124
Argosy Property Ltd.	1,851,063	1,535,234
Chorus Ltd.	1,268,013	4,096,919
Fisher & Paykel Healthcare Corp. Ltd.	2,182,251	16,525,313
Freightways Ltd.	1,527,981	7,427,344
Genesis Energy Ltd.	709,854	1,136,522
Goodman Property Trust	1,987,128	1,906,045
Infratil Ltd.	1,547,667	3,761,518
Kiwi Property Group Ltd.	8,278,543	9,313,956
New Zealand Refining Co. Ltd. (The)	574,368	1,014,874
Nuplex Industries Ltd.	551,208	2,110,891
Orion Health Group Ltd.[a,b]	162,120	567,067

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Precinct Properties New Zealand Ltd.	2,159,091	$1,954,206
Sky Network Television Ltd.	1,155,701	4,075,773
SKYCITY Entertainment Group Ltd.	1,915,771	7,004,986
Trade Me Group Ltd.	1,137,735	4,201,136
Xero Ltd.[a,b]	208,440	2,974,970
Z Energy Ltd.	928,137	5,736,521

		79,382,455
NORWAY — 1.51%
Akastor ASA[a,b]	735,909	731,287
Aker ASA Class A	71,217	2,139,157
Aker Solutions ASA[a]	439,461	1,837,066
Atea ASA	203,229	2,129,309
Austevoll Seafood ASA	349,716	3,082,835
Avance Gas Holding Ltd.[c]	133,749	431,915
Bakkafrost P/F	126,222	4,919,764
Borregaard ASA	319,029	2,575,594
BW LPG Ltd.[c]	259,392	924,189
Det Norske Oljeselskap ASA[a,b]	317,871	4,022,967
DNO ASA[a,b]	2,226,834	2,273,655
Entra ASA[c]	145,908	1,550,388
Europris ASA[b,c]	112,905	489,265
Fred Olsen Energy ASA[a,b]	152,797	299,321
Frontline Ltd./Bermuda[b]	205,545	1,610,606
Hexagon Composites ASA[a,b]	345,969	1,047,408
Hoegh LNG Holdings Ltd.[b]	148,803	1,554,650
IDEX ASA[a,b]	1,010,934	946,974
Kongsberg Automotive ASA[a]	1,543,762	1,074,030
Leroy Seafood Group ASA	60,795	2,923,940
Nordic Semiconductor ASA[a,b]	400,668	1,807,618
Norwegian Air Shuttle ASA[a,b]	90,903	3,270,086
Norwegian Property ASA	893,193	1,059,374
Ocean Yield ASA[b]	155,751	1,280,528
Opera Software ASA[b]	400,897	2,522,592
Protector Forsikring ASA	193,965	1,669,551
REC Silicon ASA[a,b]	6,979,266	1,320,798
Salmar ASA	151,119	4,709,629
Scatec Solar ASA[b,c]	173,700	734,156
Seadrill Ltd.[a,b]	1,045,674	3,065,178
Selvaag Bolig ASA	131,523	601,175
Sparebank 1 Nord Norge	262,866	1,263,944
SpareBank 1 SMN	673,957	3,768,699
Stolt-Nielsen Ltd.	153,446	1,931,078
Storebrand ASA[a]	1,367,019	5,188,664

Security	Shares	Value
Subsea 7 SAa	713,328	$7,643,193
Tanker Investments Ltd.[a]	82,218	481,229
TGS Nopec Geophysical Co. ASA	318,450	5,296,851
Thin Film Electronics ASA[a,b]	1,769,424	922,221
Treasure ASA[a]	122,169	237,872
Wilh Wilhelmsen ASA	122,169	290,088
XXL ASA[c]	368,244	4,481,237

		90,110,081
PORTUGAL — 0.36%
Altri SGPS SA	221,757	859,498
Banco BPI SA Registered[a,b,d]	1,424,433	1,776,054
Banco Comercial Portugues SA Registered[a,b]	115,403,385	2,606,808
CTT-Correios de Portugal SA	405,300	3,397,389
Mota-Engil SGPS SAb	359,410	689,678
Navigator Co. SA (The)[b]	1,066,518	3,385,889
NOS SGPS SA	760,806	5,096,973
REN – Redes Energeticas Nacionais SGPS SAb	579,000	1,761,111
Sonae SGPS SA	2,507,649	1,951,709

		21,525,109
SINGAPORE — 1.96%
ARA Asset Management Ltd.[b]	1,916,715	1,883,749
Ascendas India Trust	4,053,000	3,062,910
Asian Pay Television Trust	5,211,000	2,192,104
Boustead Singapore Ltd.[b]	1,968,600	1,172,571
Cambridge Industrial Trust	5,905,800	2,418,428
CapitaLand Retail China Trust	1,795,680	2,038,874
CDL Hospitality Trusts	3,474,000	3,802,234
COSCO Corp. Singapore Ltd.[a,b]	3,821,500	825,132
CWT Ltd.[b]	457,300	715,010
Ezion Holdings Ltd.[a,b]	5,419,544	1,210,530
Far East Hospitality Trust[b]	2,547,600	1,213,956
First REIT	3,010,800	2,914,184
First Resources Ltd.[b]	1,505,400	1,810,156
Frasers Centrepoint Trust	1,737,000	2,767,612
Frasers Commercial Trust	2,895,000	2,888,318
Hyflux Ltd.[b]	2,335,000	1,008,339
Indofood Agri Resources Ltd.	1,852,800	634,568
Japfa Ltd.[b]	1,215,900	742,341
Kenon Holdings Ltd./Singapore[a,b]	82,798	979,960
Keppel DC REIT[b]	521,100	469,460
Keppel REIT	4,053,000	3,213,793

108	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Lippo Malls Indonesia Retail Trust	6,484,800	$1,810,588
M1 Ltd./Singapore[b]	1,158,000	2,258,923
Mapletree Commercial Trust[b]	3,010,800	3,553,062
Mapletree Greater China Commercial Trust	6,426,900	5,144,008
Mapletree Industrial Trust	5,211,960	7,023,787
Mapletree Logistics Trust	5,790,000	4,548,023
Midas Holdings Ltd.[b]	5,326,900	971,700
OUE Hospitality Trust[b]	1,447,533	786,761
OUE Ltd.[b]	694,800	775,966
Pacc Offshore Services Holdings Ltd.	2,361,000	624,045
Parkway Life REIT	521,100	989,357
Perennial Real Estate Holdings Ltd.[b]	2,640,309	1,710,274
Raffles Medical Group Ltd.	2,200,200	2,580,087
Religare Health Trust[b]	1,215,900	914,347
Rowsley Ltd.[a,b]	4,552,400	433,852
SATS Ltd.	1,910,700	6,216,781
Sheng Siong Group Ltd.[b]	1,158,000	849,252
SIIC Environment Holdings Ltd.[a,b]	2,779,260	1,200,187
Silverlake Axis Ltd.	2,721,340	1,124,521
Singapore Post Ltd.[b]	5,211,000	5,567,556
SMRT Corp. Ltd.[b]	4,400,400	5,340,371
Soilbuild Business Space REIT[b]	5,616,400	2,801,718
Starhill Global REIT	4,168,800	2,483,091
Super Group Ltd./Singapore	1,505,400	902,276
Tat Hong Holdings Ltd.[b]	2,084,400	853,563
United Engineers Ltd.	1,273,800	2,181,327
Venture Corp. Ltd.	1,053,000	6,977,664
Wing Tai Holdings Ltd.	3,134,100	4,060,259
Yanlord Land Group Ltd.[b]	2,316,000	2,034,755
Ying Li International Real Estate Ltd.[a,b]	6,195,300	627,325
Yoma Strategic Holdings Ltd.[a,b]	3,533,100	1,525,723

		116,835,378
SPAIN — 2.39%
Abengoa SA Class Ba,b	2,255,465	559,923
Acciona SA	60,216	4,448,927
Acerinox SA	449,751	6,012,579
Almirall SA	214,849	3,452,464
Applus Services SA	292,974	3,115,650

Security	Shares	Value
Atresmedia Corp. de Medios de Comunicacion SAb	252,444	$2,645,110
Axiare Patrimonio SOCIMI SA	210,756	2,875,272
Bolsas y Mercados Espanoles SHMSF SAb	88,326	2,653,472
Cellnex Telecom SAU[c]	447,124	7,914,947
Cia. de Distribucion Integral Logista Holdings SA	83,955	2,026,459
CIE Automotive SA	70,059	1,360,827
Construcciones y Auxiliar de Ferrocarriles SAb	9,264	3,376,670
Corp Financiera Alba SA	29,460	1,253,836
Deoleo SAa,b	2,311,199	516,900
Duro Felguera SAb	522,738	765,763
Ebro Foods SA	301,380	6,875,174
Ence Energia y Celulosa SA	273,867	692,129
Euskaltel SAa,c	320,138	2,873,264
Faes Farma SA	1,215,336	4,797,447
Gamesa Corp. Tecnologica SA	711,012	15,062,971
Grupo Catalana Occidente SA	150,540	4,232,104
Hispania Activos Inmobiliarios SOCIMI SA	391,039	5,234,236
Indra Sistemas SAa,b	318,450	3,861,979
Inmobiliaria Colonial SA	640,489	5,066,591
Laboratorios Farmaceuticos Rovi SA	26,634	384,505
Lar Espana Real Estate SOCIMI SAb	167,910	1,214,842
Lar Espana Real Estate SOCIMI SA New[a]	83,025	600,693
Let’s GOWEX SAa,b	51,450	1
Liberbank SAa,b	1,327,069	1,013,569
Mediaset Espana Comunicacion SA	541,989	6,230,497
Melia Hotels International SA	215,388	2,557,909
Merlin Properties SOCIMI SA	825,346	9,450,942
Miquel y Costas & Miquel SA	19,107	843,973
NH Hotel Group SAa,b	710,433	3,233,379
Obrascon Huarte Lain SAb	313,819	1,168,942
Papeles y Cartones de Europa SA	462,621	2,690,096
Pharma Mar SAa,b	857,500	2,205,470
Promotora de Informaciones SAa,b	184,756	1,094,999
Prosegur Cia. de Seguridad SA	767,175	5,215,995

SCHEDULES OF INVESTMENTS	109

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Saeta Yield SA	109,431	$1,122,634
Talgo SAa,b,c	249,549	1,212,508
Tecnicas Reunidas SAb	91,482	2,829,101
Tubacex SA	777,598	2,047,789
Viscofan SA	108,273	5,793,503

		142,586,041
SWEDEN — 5.42%
AAK AB	72,375	5,364,472
AF AB Class B	184,122	3,355,166
Alimak Group ABb,c	72,375	748,482
Arcam ABa,b	64,269	1,253,989
Avanza Bank Holding AB	67,743	2,429,203
Axfood AB	226,968	4,090,712
B&B Tools AB Class B	102,483	1,981,589
B&M European Value Retail SA	1,936,176	6,614,312
Betsson ABb	314,122	2,957,755
Bilia AB Class A	115,221	2,963,767
BillerudKorsnas AB	497,940	8,682,761
BioGaia AB Class B	45,856	1,319,245
Bonava AB Class Ba	296,296	3,461,775
Bure Equity AB	218,283	2,244,631
Byggmax Group AB	193,965	1,409,266
Castellum AB	643,977	9,765,231
Clas Ohlson AB Class B	102,483	1,714,375
Cloetta AB Class B	594,633	2,174,110
Collector ABa	78,165	1,076,287
Com Hem Holding AB	364,770	3,124,744
Concentric AB	159,855	1,957,584
Duni AB	108,852	1,517,963
Dustin Group ABc	120,432	786,801
Elekta AB Class Bb	1,105,890	8,825,452
Eltel ABc	132,591	1,402,294
Evolution Gaming Group ABc	92,101	2,655,078
Fabege AB	618,951	11,083,005
Fastighets AB Balder Class Ba,b	246,075	6,744,901
Fingerprint Cards AB Class Ba,b	926,400	10,829,025
Granges AB	236,672	2,412,926
Gunnebo AB	185,280	879,349
Haldex ABb	134,907	1,663,928
Hemfosa Fastigheter AB	349,645	3,759,337
Hexpol ABb	841,866	7,512,609
Hoist Finance ABc	217,125	2,041,892
Holmen AB Class B	152,277	5,171,429
Hufvudstaden AB Class A	226,389	3,791,102

Security	Shares	Value
Industrial & Financial Systems Class B	48,057	$2,047,100
Indutrade AB	218,862	4,637,102
Intrum Justitia AB	290,658	9,353,211
Investment AB Oresund	121,011	1,886,055
Inwido AB	144,750	1,823,496
ITAB Shop Concept AB Class B	90,324	756,810
JM AB	237,969	6,188,075
KappAhl AB	251,286	1,236,789
Kungsleden AB	609,108	4,550,429
L E Lundbergforetagen AB Class B	83,955	5,066,776
Lifco AB Class B	122,748	3,732,757
Lindab International AB	278,499	2,609,276
Loomis AB Class B	228,126	6,600,453
Meda AB Class A	724,329	13,547,110
Mekonomen AB	72,375	1,679,313
Modern Times Group MTG AB Class B	160,962	4,208,243
Mycronic AB	215,388	2,505,128
NCC AB Class B	299,922	7,254,307
NetEnt AB	520,320	4,417,604
New Wave Group AB Class B	150,540	825,611
Nibe Industrier AB Class B	1,292,328	11,131,098
Nobia AB	434,829	4,094,325
Nolato AB Class Bb	57,900	1,563,966
Nordax Group ABc	211,914	1,025,623
Nordnet AB Class Bb	255,339	849,793
Orexo ABa,b	85,692	522,182
Oriflame Holding AGa,b	151,386	3,909,986
Pandox AB	145,908	2,498,085
Peab AB	726,066	5,853,861
Ratos AB Class B	587,106	2,975,641
RaySearch Laboratories AB	75,849	1,179,946
Recipharm AB Class Bb	109,668	1,773,523
Rezidor Hotel Group AB	342,189	1,427,559
Saab AB	184,701	6,359,148
SAS ABa	564,739	1,111,821
SkiStar AB	84,534	1,337,344
SSAB AB Class Aa,b	552,945	1,743,707
SSAB AB Class Ba,b	1,654,677	4,106,928
Sweco AB Class B	216,463	3,982,550
Swedish Orphan Biovitrum ABa,b	469,569	6,014,472
Tethys Oil AB	175,437	1,156,436

110	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Thule Group ABc	240,864	$3,874,023
Tobii ABa,b	170,805	1,235,991
Trelleborg AB Class B	652,533	11,929,026
Unibet Group PLC	706,959	7,224,181
Vitrolife AB	48,197	2,756,244
Wallenstam AB Class B	408,195	3,570,881
Wihlborgs Fastigheter AB	165,015	3,668,332

		323,568,864
SWITZERLAND — 4.42%
AFG Arbonia-Forster Holding AG Registered[a]	121,461	1,922,865
Allreal Holding AG Registered	35,319	5,233,257
Ascom Holding AG Registered	185,881	3,183,124
Autoneum Holding AG	13,317	3,761,748
Banque Cantonale Vaudoise Registered	7,605	5,162,067
Basilea Pharmaceutica AG Registered[a,b]	33,003	2,412,605
BKW AG	38,214	1,759,556
Bobst Group SA Registered	30,108	1,679,157
Bossard Holding AGb	17,370	2,120,813
Bucher Industries AG Registered	19,107	4,758,710
Burckhardt Compression Holding AG	11,580	3,477,774
Cembra Money Bank AG	67,164	4,836,892
Clariant AG Registered	776,439	13,553,237
Comet Holding AG Registered	2,925	2,390,967
Daetwyler Holding AG Bearer	23,839	3,206,653
dorma+kaba Holding AG Class B	11,700	8,577,216
EFG International AGb	192,229	918,928
Emmi AG	7,605	4,918,128
Evolva Holding SAa,b	1,554,036	1,205,988
Flughafen Zuerich AG	61,076	11,482,756
Forbo Holding AG Registered	4,095	5,254,074
GAM Holding AG	551,209	6,074,164
Gategroup Holding AG	100,168	5,202,994
Georg Fischer AG Registered	12,285	10,048,417
Helvetia Holding AG Registered	16,212	8,169,325
Huber & Suhner AG Registered	52,689	3,074,820
Implenia AG Registered	42,267	2,886,463
Inficon Holding AG Registered	5,211	1,915,472
Intershop Holdings AG	2,895	1,422,862
Kardex AG Bearer	22,002	2,218,526

Security	Shares	Value
Komax Holding AG Registered	16,212	$3,623,356
Kudelski SA Bearer	166,752	3,562,966
Kuoni Reisen Holding AG Class B Registered[a,b]	12,466	4,762,865
Leonteq AGb	28,950	1,885,667
Logitech International SA Registered[b]	423,828	8,485,769
Meyer Burger Technology AGa,b	286,027	1,198,623
Mobilezone Holding AGb	202,241	2,605,309
Mobimo Holding AG Registered	20,265	4,894,046
Molecular Partners AGa,b	19,437	511,844
Myriad Group AGa,b	379,126	1,031,715
OC Oerlikon Corp. AG Registered	491,571	4,613,326
Orascom Development Holding AGa,b	101,425	754,561
Panalpina Welttransport Holding AG Registered	43,425	5,895,142
PSP Swiss Property AG Registered	105,957	10,716,847
Rieter Holding AG Registered	15,054	3,179,183
Santhera Pharmaceutical Holding AGa,b	15,973	928,845
Schmolz + Bickenbach AG Registered[a]	1,873,065	1,259,757
Schweiter Technologies AG Bearer	2,925	2,966,010
SFS Group AG	35,898	2,748,670
Siegfried Holding AG Registered	6,369	1,343,721
St Galler Kantonalbank AG Registered	8,106	3,340,281
Straumann Holding AG Registered	28,950	11,090,835
Sunrise Communications Group AGc	101,325	6,568,380
Swissquote Group Holding SA Registered	52,689	1,308,434
Tecan Group AG Registered	41,688	6,720,462
Temenos Group AG Registered	187,596	11,636,795
U-Blox AG	22,581	5,733,745
Valiant Holding AG Registered	55,584	5,314,255
Valora Holding AG Registered	16,212	4,696,942
Vontobel Holding AG Registered	78,165	3,611,224

SCHEDULES OF INVESTMENTS	111

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Ypsomed Holding AG	11,001	$2,190,069
Zehnder Group AGa	43,425	1,684,968

		263,694,170
UNITED KINGDOM — 17.10%
888 Holdings PLC	661,797	1,979,200
AA PLC	1,712,103	5,635,163
Abcam PLC	529,206	5,375,096
Acacia Mining PLC	607,371	4,511,845
Advanced Medical Solutions Group PLC[b]	1,081,572	3,101,768
African Minerals Ltd.[a,b]	490,220	7
Aldermore Group PLC[a]	621,267	1,147,375
Allied Minds PLC[a,b]	607,371	2,986,124
Amec Foster Wheeler PLC	1,143,525	6,769,915
Amerisur Resources PLC[a,b]	2,954,637	1,059,176
AO World PLC[a,b]	694,221	1,354,925
Arrow Global Group PLC	532,680	1,559,463
Ashmore Group PLC[b]	1,108,206	4,899,647
ASOS PLC[a]	154,593	9,246,656
AVEVA Group PLC	212,493	5,337,843
Balfour Beatty PLC[a]	1,976,706	5,818,457
BBA Aviation PLC	3,082,017	9,738,948
Beazley PLC	1,474,044	7,755,943
Bellway PLC	398,931	11,101,691
Berendsen PLC	682,062	11,564,179
BGEO Group PLC	120,432	4,366,804
Big Yellow Group PLC	437,724	4,126,281
Bodycote PLC	645,006	5,014,074
boohoo.com PLC[a,b]	2,384,901	2,113,595
Booker Group PLC	4,764,591	11,007,151
Bovis Homes Group PLC	453,936	4,933,026
Brammer PLC	428,460	625,753
Brewin Dolphin Holdings PLC	826,233	2,772,093
Britvic PLC	633,426	5,256,249
BTG PLC[a]	1,144,201	10,132,771
Cairn Energy PLC[a]	1,794,494	4,267,148
Cape PLC	418,038	1,032,354
Capital & Counties Properties PLC	2,441,643	9,433,551
Card Factory PLC	936,822	3,807,330
Carillion PLC[b]	1,232,691	4,364,930
Centamin PLC	3,659,290	8,060,153
Chemring Group PLC	1,193,362	2,174,626
Chesnara PLC	530,364	2,202,274
Cineworld Group PLC	605,055	4,719,574

Security	Shares	Value
Clinigen Healthcare Ltd.[a]	207,282	$1,828,760
Close Brothers Group PLC	456,252	7,632,651
Costain Group PLC	247,233	1,115,234
Countrywide PLC	644,427	2,121,903
Crest Nicholson Holdings PLC	733,014	4,158,582
CVS Group PLC	165,594	1,752,278
CYBG PLC[a,b]	2,405,749	8,330,249
Daily Mail & General Trust PLC Class A NVS	837,234	7,981,258
Dairy Crest Group PLC	628,216	5,029,518
Dart Group PLC	459,876	2,961,301
De La Rue PLC	421,206	3,523,183
Debenhams PLC	3,986,416	2,966,595
Derwent London PLC	299,343	11,295,182
Dialight PLC[a,b]	125,643	955,857
Dignity PLC	141,855	5,083,322
Diploma PLC	342,768	3,884,220
Domino’s Pizza Group PLC	1,476,450	7,780,364
Drax Group PLC	1,205,533	5,470,805
DS Smith PLC	2,553,969	13,299,131
Dunelm Group PLC	273,867	3,090,713
Electrocomponents PLC	1,598,619	6,223,132
Elementis PLC	1,362,966	4,006,477
Enterprise Inns PLC[a]	1,830,392	2,144,662
Entertainment One Ltd.	1,082,730	2,836,268
Essentra PLC	749,226	4,824,526
esure Group PLC	936,243	3,238,146
Evraz PLC[a]	1,117,470	2,540,035
Faroe Petroleum PLC[a,b]	917,715	816,362
Faroe Petroleum PLC New[a,b]	15,294	—
Fenner PLC	687,852	1,470,351
Fevertree Drinks PLC	276,762	3,343,859
FirstGroup PLC[a]	3,621,066	4,822,114
Foxtons Group PLC	851,130	1,243,050
Galliford Try PLC	204,387	2,664,801
GAME Digital PLC	577,149	574,711
Gem Diamonds Ltd.	422,356	736,000
Genus PLC	185,280	4,479,593
Go-Ahead Group PLC	156,960	3,809,476
Grafton Group PLC	708,696	5,255,127
Grainger PLC	1,065,360	3,075,077
Great Portland Estates PLC	958,824	8,701,167
Greencore Group PLC	1,413,918	6,149,902
Greene King PLC	865,231	9,333,736
Greggs PLC	375,349	5,152,949

112	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
GVC Holdings PLC	833,373	$6,981,823
GW Pharmaceuticals PLC[a,b]	767,824	6,070,766
Halfords Group PLC	695,528	3,255,171
Halma PLC	1,272,323	17,720,376
Hansteen Holdings PLC	1,651,887	2,346,736
Hays PLC	4,187,328	6,610,266
Helical PLC	315,555	1,189,853
Henderson Group PLC	3,226,558	9,895,814
Hiscox Ltd.	956,660	13,463,673
Hochschild Mining PLC[a]	1,063,044	3,771,271
Home Retail Group PLC	2,410,377	4,941,199
Homeserve PLC	925,277	6,879,547
Howden Joinery Group PLC	1,906,647	10,935,889
Hunting PLC[b]	427,881	2,317,839
IG Group Holdings PLC	1,235,586	14,518,318
Imagination Technologies Group PLC[a]	793,809	2,144,769
Inchcape PLC	1,124,418	10,062,080
Indivior PLC	2,058,924	8,094,291
Informa PLC	1,938,492	18,376,479
Intermediate Capital Group PLC	1,009,806	7,682,324
International Personal Finance PLC	755,595	2,689,589
Interserve PLC	530,944	2,079,557
iomart Group PLC[b]	300,501	1,186,951
ITE Group PLC	983,477	2,138,187
J D Wetherspoon PLC	412,249	4,663,364
Jimmy Choo PLC[a]	476,517	665,887
John Laing Group PLC[c]	808,284	2,414,608
John Menzies PLC	217,704	1,705,369
John Wood Group PLC	1,027,146	8,993,879
JRP Group PLC	1,563,300	2,198,054
Jupiter Fund Management PLC	1,013,829	5,685,762
Just Eat PLC[a]	1,367,098	9,747,068
Kainos Group PLC	260,550	588,085
Kcom Group PLC	1,611,503	2,353,552
Keller Group PLC	233,337	3,156,878
Kier Group PLC	242,022	3,454,326
Ladbrokes PLC	2,652,399	4,884,447
Laird PLC	862,919	3,360,332
Lancashire Holdings Ltd.[b]	541,365	4,330,592
LondonMetric Property PLC	1,868,433	4,013,804
Lonmin PLC[a]	491,400	1,554,419
Lookers PLC	958,245	1,354,959
Majestic Wine PLC[a,b]	259,971	1,334,920

Security	Shares	Value
Man Group PLC	4,909,920	$7,561,927
Marston’s PLC	2,106,402	3,974,069
Micro Focus International PLC	590,001	15,165,550
Mitchells & Butlers PLC	749,226	2,504,775
Mitie Group PLC	845,919	2,793,217
Moneysupermarket.com Group PLC	1,496,136	5,929,465
Morgan Advanced Materials PLC	1,083,941	3,943,268
N Brown Group PLC	464,937	1,073,480
National Express Group PLC	1,418,550	6,354,623
NewRiver Retail Ltd.	696,607	2,774,656
Northgate PLC	347,979	1,764,885
Ocado Group PLC[a,b]	1,560,405	5,523,286
OneSavings Bank PLC	383,298	1,041,728
Ophir Energy PLC[a]	2,152,722	1,936,410
Oxford Instruments PLC	173,700	1,652,403
P2P Global Investments PLC/Fund	277,341	3,037,862
Pagegroup PLC	1,005,283	4,514,005
Pantheon Resources PLC[a]	316,591	735,591
Paragon Group of Companies PLC (The)	906,136	3,280,791
Paysafe Group PLC[a]	1,353,123	6,934,652
Pennon Group PLC	980,826	11,746,232
Petra Diamonds Ltd.	1,815,789	2,886,961
Pets at Home Group PLC	1,035,252	3,346,918
Phoenix Group Holdings	457,171	4,871,063
Playtech PLC	613,799	7,085,913
Poundland Group PLC	726,066	2,185,866
Premier Farnell PLC	1,471,240	3,789,530
Premier Foods PLC[a,b]	2,447,433	1,640,976
Primary Health Properties PLC	2,136,668	3,156,001
PZ Cussons PLC	720,855	3,251,199
QinetiQ Group PLC	1,860,945	5,551,837
Redcentric PLC	427,881	1,015,475
Redde PLC	932,190	2,308,253
Redefine International PLC/Isle of Man	2,662,242	1,536,870
Redrow PLC	820,443	3,682,932
Regus PLC	2,235,696	9,062,325
Renishaw PLC	100,167	3,459,116
Rentokil Initial PLC	5,758,155	16,436,974
Restaurant Group PLC (The)	730,119	3,433,541
Rightmove PLC	308,607	16,598,471

SCHEDULES OF INVESTMENTS	113

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Rotork PLC	2,414,430	$6,975,472
RPC Group PLC	902,558	10,341,558
RPS Group PLC	608,529	1,518,935
SafeCharge International Group Ltd.	235,074	733,453
Safestore Holdings PLC	601,581	2,961,651
Saga PLC	2,314,507	6,253,498
Savills PLC	382,140	3,546,498
Scapa Group PLC	460,305	1,564,537
Schroder REIT Ltd.	1,475,292	1,077,310
Senior PLC	1,126,734	3,065,233
Serco Group PLC[a]	3,243,186	5,149,951
Shaftesbury PLC	854,025	10,590,526
Shanks Group PLC	1,064,106	1,490,519
Shawbrook Group PLC[a,c]	456,252	1,138,840
SIG PLC	2,134,773	2,990,227
Sirius Minerals PLC[a,b]	6,928,893	2,460,865
Sophos Group PLC[c]	781,650	2,584,114
Spectris PLC	345,663	8,623,424
Speedy Hire PLC	2,377,374	1,088,972
Spirax-Sarco Engineering PLC	192,228	10,165,460
Spire Healthcare Group PLC[c]	821,022	3,519,840
Spirent Communications PLC	2,282,418	2,742,482
SSP Group PLC	1,236,744	5,247,913
ST Modwen Properties PLC	587,106	2,199,751
Stagecoach Group PLC	1,208,373	3,256,845
Stobart Group Ltd.	1,145,262	2,600,166
Stock Spirits Group PLC	742,857	1,528,752
SuperGroup PLC	149,382	3,145,586
SVG Capital PLC[a]	474,677	3,469,410
Synthomer PLC	735,909	3,575,087
TalkTalk Telecom Group PLC[b]	1,847,590	5,617,475
Ted Baker PLC	90,903	2,838,675
Telecom Plus PLC[b]	205,545	2,838,183
Telford Homes PLC[b]	204,966	787,826
Telit Communications PLC[b]	345,663	1,220,772
Thomas Cook Group PLC[a]	4,383,609	3,783,077
Topps Tiles PLC	716,223	1,141,115
Tritax Big Box REIT PLC	1,974,530	3,575,841
Tullett Prebon PLC	887,028	3,912,344
Tullow Oil PLC[a]	2,696,324	7,077,483
UBM PLC	1,066,389	9,507,399
UDG Healthcare PLC[b]	983,727	7,594,941
Ultra Electronics Holdings PLC	236,232	5,366,471
UNITE Group PLC (The)	796,754	6,701,483

Security	Shares	Value
Vectura Group PLC[a]	2,325,836	$4,598,052
Vedanta Resources PLC	241,443	1,838,434
Vesuvius PLC	868,500	4,243,437
Victrex PLC	242,022	4,749,297
Virgin Money Holdings UK PLC	712,749	2,495,438
VTTI Energy Partners LP	66,589	1,321,126
WH Smith PLC	408,774	8,298,332
Workspace Group PLC	345,084	3,230,085
WS Atkins PLC	285,099	5,303,150
Xaar PLC	300,501	1,981,910
Zeal Network SE	30,687	1,213,233
Zoopla Property Group PLC[c]	702,906	2,743,751

		1,019,998,159

TOTAL COMMON STOCKS
(Cost: $5,515,207,181)		5,925,861,666

PREFERRED STOCKS — 0.31%

GERMANY — 0.29%
Biotest AG	80,481	1,227,122
Draegerwerk AG & Co. KGaA	20,844	1,380,115
Jungheinrich AG	145,908	4,450,235
Sartorius AG	108,852	8,700,817
Sixt SE	32,424	1,333,756

		17,092,045
ITALY — 0.02%
Italmobiliare SpA	43,276	1,477,935

		1,477,935

TOTAL PREFERRED STOCKS
(Cost: $14,319,989)		18,569,980

WARRANTS — 0.00%

SINGAPORE — 0.00%
Ezion Holdings Ltd. (Expires 04/20/24)[a]	2	—

		—

TOTAL WARRANTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 6.82%

MONEY MARKET FUNDS — 6.82%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[e,f,g]	385,588,075	385,588,075

114	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[e,f,g]	21,305,448	$21,305,448
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[e,f]	150,479	150,479

		407,044,002

TOTAL SHORT-TERM INVESTMENTS
(Cost: $407,044,002)		407,044,002

TOTAL INVESTMENTS IN SECURITIES — 106.44%
(Cost: $5,936,571,172)[h]		6,351,475,648
Other Assets, Less Liabilities — (6.44)%		(384,345,015)

NET ASSETS — 100.00%		$5,967,130,633

NVS —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $6,055,369,565. Net unrealized appreciation was $296,106,083, of which $915,862,479 represented gross unrealized appreciation on securities and $619,756,396 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1		Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$5,917,542,415		$8,319,093	$158	$5,925,861,666
Preferred stocks	18,569,980		—	—	18,569,980
Warrants	0	[a]	—	—	0	[a]
Money market funds	407,044,002		—	—	407,044,002

Total	$6,343,156,397		$8,319,093	$158	$6,351,475,648

[a]	Rounds to less than $1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	115

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2016

	iShares Adaptive Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF

ASSETS
Investments, at cost:
Affiliated (Note 2)	$2,374,513	$1,213,160	$2,386,500

Total cost of investments	$2,374,513	$1,213,160	$2,386,500

Investments in securities, at fair value (Note 1):
Affiliated (Note 2)	2,386,903	1,193,879	2,209,592

Total fair value of investments	2,386,903	1,193,879	2,209,592
Receivables:
Dividends and interest	—	—	1
Unrealized appreciation on forward currency contracts (Note 1)	5,338	7,111	27,854

Total Assets	2,392,241	1,200,990	2,237,447

LIABILITIES
Payables:
Investment securities purchased	6,620	2,042	8,239
Unrealized depreciation on forward currency contracts (Note 1)	8,633	10,468	40,929
Investment advisory fees (Note 2)	149	35	73

Total Liabilities	15,402	12,545	49,241

NET ASSETS	$2,376,839	$1,188,445	$2,188,206

Net assets consist of:
Paid-in capital	$2,428,378	$1,238,055	$2,433,933
Accumulated net realized loss	(60,634)	(26,972)	(55,744)
Net unrealized appreciation (depreciation)	9,095	(22,638)	(189,983)

NET ASSETS	$2,376,839	$1,188,445	$2,188,206

Shares outstanding[a]	100,000	50,000	100,000

Net asset value per share	$23.77	$23.77	$21.88

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

116	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2016

	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF	iShares MSCI ACWI ETF

ASSETS
Investments, at cost:
Unaffiliated	$—	$—	$5,474,770,433
Affiliated (Note 2)	3,864,005,891	8,208,237	123,638,110

Total cost of investments	$3,864,005,891	$8,208,237	$5,598,408,543

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$—	$—	$5,496,856,768
Affiliated (Note 2)	3,590,691,620	8,453,603	124,257,436

Total fair value of investments	3,590,691,620	8,453,603	5,621,114,204
Foreign currency, at value[b]	—	—	5,815,328
Receivables:
Investment securities sold	—	—	5,456,674
Dividends and interest	15,901	6	7,660,771
Unrealized appreciation on forward currency contracts (Note 1)	55,945,377	134,870	—
Capital shares redeemed	106,433	—	—
Tax reclaims	—	—	2,809,726

Total Assets	3,646,759,331	8,588,479	5,642,856,703

LIABILITIES
Payables:
Investment securities purchased	29,388,325	77,404	1,929
Collateral for securities on loan (Note 1)	8,555,000	—	106,618,353
Capital shares redeemed	—	—	7,185,201
Due to custodian	—	—	655
Foreign taxes (Note 1)	—	—	4,459
Securities related to in-kind transactions (Note 4)	—	—	197,707
Unrealized depreciation on forward currency contracts (Note 1)	66,483,044	162,582	—
Investment advisory fees (Note 2)	79,430	341	1,537,648

Total Liabilities	104,505,799	240,327	115,545,952

NET ASSETS	$3,542,253,532	$8,348,152	$5,527,310,751

Net assets consist of:
Paid-in capital	$3,959,719,693	$8,390,227	$5,731,021,914
Undistributed net investment income	—	—	5,597,403
Accumulated net realized loss	(133,614,223)	(259,729)	(231,944,020)
Net unrealized appreciation (depreciation)	(283,851,938)	217,654	22,635,454

NET ASSETS	$3,542,253,532	$8,348,152	$5,527,310,751

Shares outstanding[c]	145,800,000	350,000	94,600,000

Net asset value per share	$24.30	$23.85	$58.43

[a]	Securities on loan with values of $8,412,900, $ — and $102,606,528, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $ — and $5,794,524, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	117

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2016

	iShares MSCI ACWI ex U.S. ETF	iShares MSCI EAFE ETF	iShares MSCI EAFE Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,143,264,607	$59,970,084,947	$5,529,527,170
Affiliated (Note 2)	35,107,018	331,269,507	407,044,002

Total cost of investments	$2,178,371,625	$60,301,354,454	$5,936,571,172

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,903,648,434	$59,493,492,103	$5,944,431,646
Affiliated (Note 2)	35,107,018	331,269,507	407,044,002

Total fair value of investments	1,938,755,452	59,824,761,610	6,351,475,648
Foreign currency, at value[b]	3,261,777	136,194,452	12,951,360
Foreign currency pledged to broker, at value[b]	—	3,109,426	—
Receivables:
Investment securities sold	3,224	1,332,553	4,924,691
Dividends and interest	3,424,554	63,194,069	8,747,012
Futures variation margin	—	21,874,857	—
Tax reclaims	1,993,384	92,967,248	2,975,755
Foreign withholding tax claims (Note 9)	—	44,963,404	—

Total Assets	1,947,438,391	60,188,397,619	6,381,074,466

LIABILITIES
Payables:
Investment securities purchased	1,271,996	—	5,111,416
Collateral for securities on loan (Note 1)	34,547,556	315,166,014	406,893,523
Foreign taxes (Note 1)	5,935	—	—
Professional fees (Note 9)	—	3,615,769	—
Investment advisory fees (Note 2)	509,221	15,864,673	1,938,894

Total Liabilities	36,334,708	334,646,456	413,943,833

NET ASSETS	$1,911,103,683	$59,853,751,163	$5,967,130,633

Net assets consist of:
Paid-in capital	$2,317,931,388	$68,294,058,040	$5,653,019,463
Undistributed (distributions in excess of) net investment income	3,066,556	(31,642,133)	(16,896,227)
Accumulated net realized loss	(170,197,036)	(7,951,856,553)	(84,114,763)
Net unrealized appreciation (depreciation)	(239,697,225)	(456,808,191)	415,122,160

NET ASSETS	$1,911,103,683	$59,853,751,163	$5,967,130,633

Shares outstanding[c]	47,000,000	1,027,200,000	117,000,000

Net asset value per share	$40.66	$58.27	$51.00

[a]	Securities on loan with values of $33,340,987, $307,465,100 and $384,239,656, respectively. See Note 1.
[b]	Cost of foreign currency including currency at broker, if any: $3,249,173, $138,426,562 and $12,790,087, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

118	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Period ended July 31, 2016

	iShares Adaptive Currency Hedged MSCI EAFE ETF[a]	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$48,524	$44,767	$56,839
Securities lending income — affiliated — net (Note 2)	40	146	155

Total investment income	48,564	44,913	56,994

EXPENSES
Investment advisory fees (Note 2)	5,045	8,299	8,364

Total expenses	5,045	8,299	8,364
Less investment advisory fees waived (Note 2)	(4,647)	(7,644)	(7,704)

Net expenses	398	655	660

Net investment income	48,166	44,258	56,334

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(4,807)	(8,265)	(30,172)
In-kind redemptions — affiliated (Note 2)	—	(40,249)	—
Foreign currency transactions	(55,827)	12,017	41,745

Net realized gain (loss)	(60,634)	(36,497)	11,573

Net change in unrealized appreciation/depreciation on:
Investments	12,390	(43,541)	(170,299)
Forward currency contracts	(3,295)	(31,687)	(71,274)

Net change in unrealized appreciation/depreciation	9,095	(75,228)	(241,573)

Net realized and unrealized loss	(51,539)	(111,725)	(230,000)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,373)	$(67,467)	$(173,666)

[a]	For the period from January 5, 2016 (commencement of operations) to July 31, 2016.

See notes to financial statements.

FINANCIAL STATEMENTS	119

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2016

	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF	iShares MSCI ACWI ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$—	$—	$146,326,358
Dividends — affiliated (Note 2)	103,401,580	196,405	358,733
Securities lending income — affiliated — net (Note 2)	208,740	—	1,410,570

	103,610,320	196,405	148,095,661
Less: Other foreign taxes (Note 1)	—	—	(112,064)

Total investment income	103,610,320	196,405	147,983,597

EXPENSES
Investment advisory fees (Note 2)	12,829,759	35,660	18,834,460

Total expenses	12,829,759	35,660	18,834,460
Less investment advisory fees waived (Note 2)	(11,814,738)	(33,171)	—

Net expenses	1,015,021	2,489	18,834,460

Net investment income	102,595,299	193,916	129,149,137

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	—	—	(69,473,241)
Investments — affiliated (Note 2)	(67,798,491)	(29,436)	—
In-kind redemptions — unaffiliated	—	—	215,649,862
In-kind redemptions — affiliated (Note 2)	29,585,633	(100,730)	882,014
Foreign currency transactions	(20,314,563)	(147,127)	(260,775)

Net realized gain (loss)	(58,527,421)	(277,293)	146,797,860

Net change in unrealized appreciation/depreciation on:
Investments	(279,221,213)	211,301	(376,996,664)
Forward currency contracts	(54,585,798)	(74,515)	—
Translation of assets and liabilities in foreign currencies	—	—	69,172

Net change in unrealized appreciation/depreciation	(333,807,011)	136,786	(376,927,492)

Net realized and unrealized loss	(392,334,432)	(140,507)	(230,129,632)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(289,739,133)	$53,409	$(100,980,495)

[a]	Net of foreign withholding tax of $ —, $ — and $7,762,746, respectively.

See notes to financial statements.

120	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2016

	iShares MSCI ACWI ex U.S. ETF	iShares MSCI EAFE ETF	iShares MSCI EAFE Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$61,978,330	$1,872,237,265	$135,384,280
Dividends — affiliated (Note 2)	2,642	60,240	5,088
Miscellaneous income	—	1,122,778	—
Securities lending income — affiliated — net (Note 2)	666,314	8,400,809	15,023,524
Foreign withholding tax claims (Note 9)	—	23,746,378	—

	62,647,286	1,905,567,470	150,412,892
Less: Other foreign taxes (Note 1)	(74,407)	—	—

Total investment income	62,572,879	1,905,567,470	150,412,892

EXPENSES
Investment advisory fees (Note 2)	6,790,374	187,042,595	21,176,121
Professional fees (Note 9)	—	1,600,984	—

Total expenses	6,790,374	188,643,579	21,176,121

Net investment income	55,782,505	1,716,923,891	129,236,771

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(89,404,781)	(1,307,481,757)	(23,551,317)
In-kind redemptions — unaffiliated	33,345,880	134,395,533	67,054,231
Futures contracts	—	(19,455,446)	—
Foreign currency transactions	(200,876)	(1,061,883)	513,437

Net realized gain (loss)	(56,259,777)	(1,193,603,553)	44,016,351

Net change in unrealized appreciation/depreciation on:
Investments	(212,703,841)	(5,174,680,594)	(94,380,422)
Futures contracts	—	17,741,991	—
Translation of assets and liabilities in foreign currencies	23,907	1,009,709	288,316

Net change in unrealized appreciation/depreciation	(212,679,934)	(5,155,928,894)	(94,092,106)

Net realized and unrealized loss	(268,939,711)	(6,349,532,447)	(50,075,755)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(213,157,206)	$(4,632,608,556)	$79,161,016

[a]	Net of foreign withholding tax of $5,883,170, $147,505,355 and $10,319,004, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	121

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Adaptive Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI ACWI ETF
	Period from January 5, 2016[a] to July 31, 2016	Year ended July 31, 2016	Period from June 29, 2015[a] to July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$48,166	$44,258	$(92)
Net realized loss	(60,634)	(36,497)	—
Net change in unrealized appreciation/depreciation	9,095	(75,228)	52,590

Net increase (decrease) in net assets resulting from operations	(3,373)	(67,467)	52,498

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(48,166)	(44,258)	—
From net realized gain	—	(32,671)	—
Return of capital	(146)	(35)	—

Total distributions to shareholders	(48,312)	(76,964)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,853,398	—	2,442,015
Cost of shares redeemed	(2,424,874)	(1,161,637)	—

Net increase (decrease) in net assets from capital share transactions	2,428,524	(1,161,637)	2,442,015

INCREASE (DECREASE) IN NET ASSETS	2,376,839	(1,306,068)	2,494,513

NET ASSETS
Beginning of period	—	2,494,513	—

End of period	$2,376,839	$1,188,445	$2,494,513

SHARES ISSUED AND REDEEMED
Shares sold	200,000	—	100,000
Shares redeemed	(100,000)	(50,000)	—

Net increase (decrease) in shares outstanding	100,000	(50,000)	100,000

[a]	Commencement of operations.

See notes to financial statements.

122	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Currency Hedged MSCI ACWI ex U.S. ETF		iShares Currency Hedged MSCI EAFE ETF
	Year ended July 31, 2016	Period from June 29, 2015[a] to July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$56,334	$(98)	$102,595,299	$46,344,132
Net realized gain (loss)	11,573	—	(58,527,421)	2,943,948
Net change in unrealized appreciation/depreciation	(241,573)	51,590	(333,807,011)	49,810,905

Net increase (decrease) in net assets resulting from operations	(173,666)	51,492	(289,739,133)	99,098,985

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(56,334)	—	(102,595,299)	(46,344,132)
From net realized gain	(67,219)	—	(28,631,934)	(249,806)
Return of capital	(71)	—	—	—

Total distributions to shareholders	(123,624)	—	(131,227,233)	(46,593,938)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	2,434,004	1,746,159,085	3,171,798,665
Cost of shares redeemed	—	—	(682,100,170)	(327,619,942)

Net increase in net assets from capital share transactions	—	2,434,004	1,064,058,915	2,844,178,723

INCREASE (DECREASE) IN NET ASSETS	(297,290)	2,485,496	643,092,549	2,896,683,770

NET ASSETS
Beginning of period	2,485,496	—	2,899,160,983	2,477,213

End of period	$2,188,206	$2,485,496	$3,542,253,532	$2,899,160,983

SHARES ISSUED AND REDEEMED
Shares sold	—	100,000	70,050,000	115,600,000
Shares redeemed	—	—	(28,300,000)	(11,650,000)

Net increase in shares outstanding	—	100,000	41,750,000	103,950,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	123

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Currency Hedged MSCI EAFE Small-Cap ETF		iShares MSCI ACWI ETF
	Year ended July 31, 2016	Period from June 29, 2015[a] to July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$193,916	$(105)	$129,149,137	$137,463,704
Net realized gain (loss)	(277,293)	—	146,797,860	549,787,307
Net change in unrealized appreciation/depreciation	136,786	80,868	(376,927,492)	(549,482,745)

Net increase (decrease) in net assets resulting from operations	53,409	80,763	(100,980,495)	137,768,266

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(193,916)	—	(148,572,041)	(140,575,067)
From net realized gain	(86,972)	—	—	—
Return of capital	(329)	—	—	—

Total distributions to shareholders	(281,217)	—	(148,572,041)	(140,575,067)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,562,437	2,436,647	493,923,001	2,779,136,134
Cost of shares redeemed	(3,503,887)	—	(1,237,133,922)	(2,078,731,618)

Net increase (decrease) in net assets from capital share transactions	6,058,550	2,436,647	(743,210,921)	700,404,516

INCREASE (DECREASE) IN NET ASSETS	5,830,742	2,517,410	(992,763,457)	697,597,715

NET ASSETS
Beginning of period	2,517,410	—	6,520,074,208	5,822,476,493

End of period	$8,348,152	$2,517,410	$5,527,310,751	$6,520,074,208

Undistributed net investment income included in net assets at end of period	$—	$—	$5,597,403	$19,248,507

SHARES ISSUED AND REDEEMED
Shares sold	400,000	100,000	8,800,000	46,000,000
Shares redeemed	(150,000)	—	(22,800,000)	(35,200,000)

Net increase (decrease) in shares outstanding	250,000	100,000	(14,000,000)	10,800,000

[a]	Commencement of operations.

See notes to financial statements.

124	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI ACWI ex U.S. ETF		iShares MSCI EAFE ETF
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$55,782,505	$47,064,890	$1,716,923,891	$1,595,344,466
Net realized gain (loss)	(56,259,777)	37,730,770	(1,193,603,553)	552,409,948
Net change in unrealized appreciation/depreciation	(212,679,934)	(174,281,169)	(5,155,928,894)	(2,332,881,975)

Net decrease in net assets resulting from operations	(213,157,206)	(89,485,509)	(4,632,608,556)	(185,127,561)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(54,936,333)	(49,930,046)	(1,704,075,846)	(1,551,620,270)

Total distributions to shareholders	(54,936,333)	(49,930,046)	(1,704,075,846)	(1,551,620,270)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,164,954,543	691,973,697	5,166,521,634	11,095,034,588
Cost of shares redeemed	(1,009,167,974)	(305,414,491)	(435,259,653)	(3,001,320,867)

Net increase in net assets from capital share transactions	155,786,569	386,559,206	4,731,261,981	8,093,713,721

INCREASE (DECREASE) IN NET ASSETS	(112,306,970)	247,143,651	(1,605,422,421)	6,356,965,890

NET ASSETS
Beginning of year	2,023,410,653	1,776,267,002	61,459,173,584	55,102,207,694

End of year	$1,911,103,683	$2,023,410,653	$59,853,751,163	$61,459,173,584

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$3,066,556	$206,111	$(31,642,133)	$(45,785,416)

SHARES ISSUED AND REDEEMED
Shares sold	28,800,000	15,400,000	87,600,000	171,000,000
Shares redeemed	(27,600,000)	(7,000,000)	(7,200,000)	(48,000,000)

Net increase in shares outstanding	1,200,000	8,400,000	80,400,000	123,000,000

See notes to financial statements.

FINANCIAL STATEMENTS	125

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI EAFE Small-Cap ETF
	Year ended July 31, 2016	Year ended July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$129,236,771	$91,711,176
Net realized gain	44,016,351	74,089,778
Net change in unrealized appreciation/depreciation	(94,092,106)	(44,746,747)

Net increase in net assets resulting from operations	79,161,016	121,054,207

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(124,440,947)	(106,231,273)

Total distributions to shareholders	(124,440,947)	(106,231,273)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,058,040,222	1,391,146,448
Cost of shares redeemed	(230,578,321)	(264,636,213)

Net increase in net assets from capital share transactions	827,461,901	1,126,510,235

INCREASE IN NET ASSETS	782,181,970	1,141,333,169

NET ASSETS
Beginning of year	5,184,948,663	4,043,615,494

End of year	$5,967,130,633	$5,184,948,663

Distributions in excess of net investment income included in net assets at end of year	$(16,896,227)	$(29,084,581)

SHARES ISSUED AND REDEEMED
Shares sold	21,200,000	27,600,000
Shares redeemed	(5,000,000)	(5,400,000)

Net increase in shares outstanding	16,200,000	22,200,000

See notes to financial statements.

126	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Adaptive Currency Hedged MSCI EAFE ETF

Period from Jan. 5, 2016[a] to Jul. 31, 2016
Net asset value, beginning of period	$24.29

Income from investment operations:
Net investment income[b]	0.48
Net realized and unrealized loss[c]	(0.52)

Total from investment operations	(0.04)

Less distributions from:
Net investment income	(0.48)
Return of capital	(0.00)[d]

Total distributions	(0.48)

Net asset value, end of period	$23.77

Total return	0.01%[e,f]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,377
Ratio of expenses to average net assets[g,h]	0.03%
Ratio of expenses to average net assets prior to waived fees[g,h]	0.38%
Ratio of net investment income to average net assets[h]	3.63%
Portfolio turnover rate[i,j]	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
f	The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was -0.03%
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. The ratio does not include these indirect fees and expenses.
[h]	Annualized for periods of less than one year.
[i]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[j]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 134 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	127

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI ACWI ETF

	Year ended Jul. 31, 2016	Period from Jun. 29, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$24.95	$24.42

Income from investment operations:
Net investment income (loss)[b]	0.47	(0.00)[c]
Net realized and unrealized gain (loss)[d]	(0.71)	0.53

Total from investment operations	(0.24)	0.53

Less distributions from:
Net investment income	(0.61)	—
Net realized gain	(0.33)	—
Return of capital	(0.00)[c]	—

Total distributions	(0.94)	—

Net asset value, end of period	$23.77	$24.95

Total return	(0.80)%	2.13%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,188	$2,495
Ratio of expenses to average net assets[f,g]	0.03%	0.04%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.38%	0.38%
Ratio of net investment income (loss) to average net assets[g]	2.03%	(0.04)%
Portfolio turnover rate[h,i]	5%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 132 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

128	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI ACWI ex U.S. ETF

	Year ended Jul. 31, 2016	Period from Jun. 29, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$24.85	$24.34

Income from investment operations:
Net investment income (loss)[b]	0.56	(0.00)[c]
Net realized and unrealized gain (loss)[d]	(2.30)	0.51

Total from investment operations	(1.74)	0.51

Less distributions from:
Net investment income	(0.56)	—
Net realized gain	(0.67)	—
Return of capital	(0.00)[c]	—

Total distributions	(1.23)	—

Net asset value, end of period	$21.88	$24.85

Total return	(6.97)%	2.10%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,188	$2,485
Ratio of expenses to average net assets[f,g]	0.03%	0.05%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.38%	0.38%
Ratio of net investment income (loss) to average net assets[g]	2.56%	(0.05)%
Portfolio turnover rate[h,i]	8%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 133 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	129

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI EAFE ETF

	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Period from Jan. 31, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$27.86	$24.77	$23.74

Income from investment operations:
Net investment income[b]	0.75	1.16	0.62
Net realized and unrealized gain (loss)[c]	(3.38)	2.63	1.02

Total from investment operations	(2.63)	3.79	1.64

Less distributions from:
Net investment income	(0.69)	(0.63)	(0.61)
Net realized gain	(0.24)	(0.07)	—
Return of capital	—	—	(0.00)[d]

Total distributions	(0.93)	(0.70)	(0.61)

Net asset value, end of period	$24.30	$27.86	$24.77

Total return	(9.41)%	15.42%	6.86%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,542,254	$2,899,161	$2,477
Ratio of expenses to average net assets[f,g]	0.03%	0.05%	0.06%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.38%	0.39%	0.39%
Ratio of net investment income to average net assets[g]	3.04%	4.16%	4.94%
Portfolio turnover rate[h,i]	10%	16%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 134 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

130	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI EAFE Small-Cap ETF

	Year ended Jul. 31, 2016	Period from Jun. 29, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$25.17	$24.37

Income from investment operations:
Net investment income (loss)[b]	0.55	(0.00)[c]
Net realized and unrealized gain (loss)[d]	(1.16)	0.80

Total from investment operations	(0.61)	0.80

Less distributions from:
Net investment income	(0.52)	—
Net realized gain	(0.19)	—
Return of capital	(0.00)[c]	—

Total distributions	(0.71)	—

Net asset value, end of period	$23.85	$25.17

Total return	(2.35)%	3.28%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$8,348	$2,517
Ratio of expenses to average net assets[f,g]	0.03%	0.05%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.43%	0.43%
Ratio of net investment income (loss) to average net assets[g]	2.34%	(0.05)%
Portfolio turnover rate[h,i]	9%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 135 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	131

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI ACWI ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012
Net asset value, beginning of year	$60.04	$59.53	$52.33	$44.40	$47.15

Income from investment operations:
Net investment income[a]	1.25	1.25	1.40	1.16	1.10
Net realized and unrealized gain (loss)[b]	(1.40)	0.47	7.09	7.88	(2.80)

Total from investment operations	(0.15)	1.72	8.49	9.04	(1.70)

Less distributions from:
Net investment income	(1.46)	(1.21)	(1.29)	(1.11)	(1.05)

Total distributions	(1.46)	(1.21)	(1.29)	(1.11)	(1.05)

Net asset value, end of year	$58.43	$60.04	$59.53	$52.33	$44.40

Total return	(0.13)%	2.91%	16.29%	20.54%	(3.47)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$5,527,311	$6,520,074	$5,822,476	$4,049,961	$2,699,465
Ratio of expenses to average net assets	0.33%	0.33%	0.33%	0.34%	0.34%
Ratio of net investment income to average net assets	2.23%	2.09%	2.46%	2.34%	2.53%
Portfolio turnover rate[c]	5%	6%	5%	6%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2016, July 31, 2015, July 31, 2014 and July 31, 2013 were 5%, 5%, 5% and 5%, respectively. See Note 4.

See notes to financial statements.

132	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI ACWI ex U.S. ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012
Net asset value, beginning of year	$44.18	$47.49	$42.46	$37.35	$43.97

Income from investment operations:
Net investment income[a]	1.06	1.15	1.38	1.15	1.16
Net realized and unrealized gain (loss)[b]	(3.54)	(3.31)	5.12	5.05	(6.59)

Total from investment operations	(2.48)	(2.16)	6.50	6.20	(5.43)

Less distributions from:
Net investment income	(1.04)	(1.15)	(1.47)	(1.09)	(1.19)

Total distributions	(1.04)	(1.15)	(1.47)	(1.09)	(1.19)

Net asset value, end of year	$40.66	$44.18	$47.49	$42.46	$37.35

Total return	(5.52)%	(4.54)%	15.42%	16.74%	(12.24)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,911,104	$2,023,411	$1,776,267	$1,604,870	$986,147
Ratio of expenses to average net assets	0.33%	0.33%	0.33%	0.34%	0.34%
Ratio of net investment income to average net assets	2.67%	2.55%	3.00%	2.76%	3.04%
Portfolio turnover rate[c]	11%	6%	8%	7%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31,2016, July 31, 2015, July 31, 2014 and July 31, 2013 were 7%, 4%, 6% and 6%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	133

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012
Net asset value, beginning of year	$64.91	$66.89	$60.17	$50.29	$58.87

Income from investment operations:
Net investment income[a]	1.73 [b]	1.83 [b]	2.29	1.68	1.70
Net realized and unrealized gain (loss)[c]	(6.69)	(2.11)	6.66	9.96	(8.56)

Total from investment operations	(4.96)	(0.28)	8.95	11.64	(6.86)

Less distributions from:
Net investment income	(1.68)	(1.70)	(2.23)	(1.76)	(1.72)

Total distributions	(1.68)	(1.70)	(2.23)	(1.76)	(1.72)

Net asset value, end of year	$58.27	$64.91	$66.89	$60.17	$50.29

Total return	(7.54)%[b]	(0.41)%[b]	14.89%	23.39%	(11.54)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$59,853,751	$61,459,174	$55,102,208	$42,058,837	$34,426,719
Ratio of expenses to average net assets	0.33%	0.34%	0.33%	0.34%	0.34%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 9)	0.33%	0.33%	n/a	n/a	n/a
Ratio of net investment income to average net assets	2.99%[b]	2.84%[b]	3.47%	2.95%	3.32%
Portfolio turnover rate[d]	3%	2%	5%	3%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees (See Note 9), which resulted in the following increases for the years ended July 31, 2016 and July 31, 2015, respectively:
•	Net investment income per share by $0.02 and $0.06, respectively.
•	Total return by 0.03% and 0.07%, respectively.
•	Ratio of net investment income to average net assets by 0.04% and 0.08%, respectively.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

134	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE Small-Cap ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012
Net asset value, beginning of year	$51.44	$51.45	$44.67	$35.98	$42.77

Income from investment operations:
Net investment income[a]	1.20	1.12	1.09	1.05	1.04
Net realized and unrealized gain (loss)[b]	(0.54)	0.11	6.93	8.96	(6.67)

Total from investment operations	0.66	1.23	8.02	10.01	(5.63)

Less distributions from:
Net investment income	(1.10)	(1.24)	(1.24)	(1.32)	(1.16)

Total distributions	(1.10)	(1.24)	(1.24)	(1.32)	(1.16)

Net asset value, end of year	$51.00	$51.44	$51.45	$44.67	$35.98

Total return	1.35%	2.55%	18.03%	28.21%	(13.06)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$5,967,131	$5,184,949	$4,043,615	$2,179,747	$1,388,891
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	2.44%	2.26%	2.15%	2.53%	2.81%
Portfolio turnover rate[c]	17%	13%	17%	12%	16%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	135

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Adaptive Currency Hedged MSCI EAFE[a]	Non-diversified
Currency Hedged MSCI ACWI	Non-diversified
Currency Hedged MSCI ACWI ex U.S.	Non-diversified
Currency Hedged MSCI EAFE	Non-diversified
Currency Hedged MSCI EAFE Small-Cap	Non-diversified

iShares ETF	Diversification Classification
MSCI ACWI	Diversified
MSCI ACWI ex U.S.	Diversified
MSCI EAFE	Diversified
MSCI EAFE Small-Cap	Diversified

[a]	The Fund commenced operations on January 5, 2016.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Currently each currency hedged fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedules of investments for the underlying funds are included in this report and should be read in conjunction with the financial statements of the currency hedged funds.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

136	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for

NOTES TO FINANCIAL STATEMENTS	137

Notes to Financial Statements (Continued)

iSHARES® TRUST

the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. However, the iShares Adaptive Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI ACWI ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF, iShares Currency Hedged MSCI EAFE ETF and iShares Currency Hedged MSCI EAFE Small-Cap ETF have elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

138	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	139

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Non-cash Collateral Received, at Fair Value [a]	Net Amount [b]
Currency Hedged MSCI EAFE
Jefferies LLC	$8,412,900	$8,412,900	$—	$—

	$8,412,900	$8,412,900	$—	$—

MSCI ACWI
Barclays Capital Inc.	$2,865,494	$2,865,494	$—	$—
BNP Paribas Prime Brokerage International Ltd.	4,972,773	4,972,773	—	—
Citigroup Global Markets Inc.	5,337,865	5,337,865	—	—
Credit Suisse Securities (USA) LLC	6,820,026	6,820,026	—	—
Deutsche Bank AG	2,001,507	2,001,507	—	—
Deutsche Bank Securities Inc.	5,365,836	5,365,836	—	—
Goldman Sachs & Co.	12,796,977	12,796,977	—	—
HSBC Bank PLC	231,298	231,298	—	—
JP Morgan Securities PLC	394,273	394,273	—	—
Jefferies LLC	538,116	538,116	—	—
JPMorgan Clearing Corp.	11,501,074	11,501,074	—	—
Macquarie Capital (USA) Inc.	39,753	32,958	—	(6,795)
Merrill Lynch, Pierce, Fenner & Smith	10,107,513	10,107,513	—	—
Morgan Stanley & Co. LLC	16,736,455	16,736,455	—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	5,534,093	5,534,093	—	—
National Financial Services LLC	51,896	51,896	—	—
Nomura Securities International Inc.	521,325	521,325	—	—
Scotia Capital (USA) Inc.	310,158	310,158	—	—
SG Americas Securities LLC	1,127,316	1,127,316	—	—
State Street Bank & Trust Company	9,158,041	9,158,041	—	—
UBS Securities LLC	5,403,940	5,200,384	—	(203,556)
Wells Fargo Securities LLC	790,799	790,799	—	—

	$102,606,528	$102,396,177	$—	$(210,351)

140	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Non-cash Collateral Received, at Fair Value [a]	Net Amount [b]
MSCI ACWI ex U.S.
Barclays Capital Inc.	$1,850,937	$1,850,937	$—	$—
Citigroup Global Markets Inc.	1,573,792	1,573,792	—	—
Credit Suisse Securities (USA) LLC	1,922,921	1,922,921	—	—
Deutsche Bank AG	148,965	148,965	—	—
Deutsche Bank Securities Inc.	330,030	330,030	—	—
Goldman Sachs & Co.	2,797,132	2,797,132	—	—
JP Morgan Securities PLC	99,069	99,069	—	—
JPMorgan Clearing Corp.	10,615,687	10,615,687	—	—
Macquarie Capital (USA) Inc.	31,511	26,125	—	(5,386)
Merrill Lynch, Pierce, Fenner & Smith	1,311,624	1,311,624	—	—
Morgan Stanley & Co. International PLC	692,019	692,019	—	—
Morgan Stanley & Co. LLC	7,879,720	7,879,720	—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	93,848	93,848	—	—
National Financial Services LLC	630,897	630,897	—	—
Nomura Securities International Inc.	579,405	579,405	—	—
SG Americas Securities LLC	604,370	604,370	—	—
State Street Bank & Trust Company	1,514,666	1,514,666	—	—
UBS Securities LLC	650,174	431,333	—	(218,841)
Wells Fargo Securities LLC	14,220	14,220	—	—

	$33,340,987	$33,116,760	$—	$(224,227)

MSCI EAFE
Barclays Capital Inc.	$266,646	$266,646	$—	$—
Citigroup Global Markets Inc.	2,211,789	2,211,789	—	—
Credit Suisse Securities (USA) LLC	12,708,475	8,614,737	4,093,738	—
Deutsche Bank Securities Inc.	10,679,836	10,679,836	—	—
Goldman Sachs & Co.	79,162,899	79,162,899	—	—
JPMorgan Clearing Corp.	42,422,102	42,422,102	—	—
Macquarie Capital (USA) Inc.	832,129	689,899	—	(142,230)
Merrill Lynch, Pierce, Fenner & Smith	9,968,653	9,968,653	—	—
Morgan Stanley & Co. LLC	88,743,177	88,743,177	—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	17,294,221	17,294,221	—	—
National Financial Services LLC	1,764,142	1,764,142	—	—
Nomura Securities International Inc.	8,320,782	8,320,782	—	—
SG Americas Securities LLC	5,475,823	5,475,823	—	—
State Street Bank & Trust Company	5,408,878	5,408,878	—	—
UBS Securities LLC	8,683,579	8,525,129	—	(158,450)
Wells Fargo Securities LLC	13,521,969	13,521,969	—	—

	$307,465,100	$303,070,682	$4,093,738	$(300,680)

NOTES TO FINANCIAL STATEMENTS	141

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Non-cash Collateral Received, at Fair Value [a]	Net Amount [b]
MSCI EAFE Small-Cap
Barclays Capital Inc.	$8,594,366	$8,594,366	$—	$—
BMO Capital Markets	81,677	81,677	—	—
Citigroup Global Markets Inc.	13,645,264	13,645,264	—	—
Credit Suisse Securities (USA) LLC	34,630,318	29,701,565	4,928,753	—
Deutsche Bank Securities Inc.	21,151,257	21,151,257	—	—
Goldman Sachs & Co.	85,120,630	85,120,630	—	—
HSBC Bank PLC	2,060,545	2,060,545	—	—
Jefferies LLC	2,079,156	2,079,156	—	—
JPMorgan Clearing Corp.	40,819,855	40,819,855	—	—
Macquarie Capital (USA) Inc.	9,187,878	9,187,878	—	—
Merrill Lynch, Pierce, Fenner & Smith	16,631,517	16,631,517	—	—
Mizuho Securities USA Inc.	280,345	280,345	—	—
Morgan Stanley & Co. LLC	61,744,003	61,744,003	—	—
Nomura Securities International Inc.	11,633,315	11,633,315	—	—
Scotia Capital (USA) Inc.	1,123,917	1,123,917	—	—
SEB Securities Inc.	5,120,970	4,970,897	—	(150,073)
SG Americas Securities LLC	1,438,946	1,438,946	—	—
State Street Bank & Trust Company	13,066,463	13,066,463	—	—
UBS Securities LLC	55,665,219	55,665,219	—	—
Wells Fargo Securities LLC	164,015	164,015	—	—

	$384,239,656	$379,160,830	$4,928,753	$(150,073)

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares Adaptive Currency Hedged MSCI EAFE ETF, BFA is entitled to an annual investment advisory fee of 0.38% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds, if any. BFA has contractually agreed to reduce the investment advisory fee for the Fund through November 30, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investments in the iShares MSCI EAFE ETF (“EFA”), after taking into account any fee waivers by EFA, plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI ACWI ETF, BFA is entitled to an annual investment advisory fee of 0.38% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees

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iSHARES® TRUST

and expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI ACWI ETF (“ACWI”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through November 30, 2017 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investment in ACWI, after taking into account any fee waivers by ACWI, plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI ACWI ex U.S. ETF, BFA is entitled to an annual investment advisory fee of 0.38% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI ACWI ex U.S. ETF (“ACWX”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through November 30, 2017 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investment in ACWX, after taking into account any fee waivers by ACWX, plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI EAFE ETF, BFA is entitled to an annual investment advisory fee of 0.38% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds, if any. BFA has contractually agreed to reduce the investment advisory fee through November 30, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investments in EFA, after taking into account any fee waivers by EFA, plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI EAFE Small-Cap ETF, BFA is entitled to an annual investment advisory fee of 0.43% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI EAFE Small-Cap ETF (“SCZ”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through November 30, 2017 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investment in SCZ, taking into account any fee waivers by SCZ, plus 0.03%.

For its investment advisory services to each of the iShares MSCI ACWI, iShares MSCI ACWI ex U.S. and iShares MSCI EAFE ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.350%	First $30 billion
0.320	Over $30 billion, up to and including $60 billion
0.280	Over $60 billion, up to and including $90 billion
0.252	Over $90 billion

In addition, each of the iShares MSCI ACWI and iShares MSCI ACWI ex U.S. ETFs indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fees for each of the iShares MSCI ACWI and iShares MSCI ACWI ex U.S. ETFs through November 30, 2016 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds, if any.

NOTES TO FINANCIAL STATEMENTS	143

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares MSCI EAFE Small-Cap ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.4000%		First $12 billion
0.3800	[a]	Over $12 billion, up to and including $18 billion[b]
0.3610	[a]	Over $18 billion, up to and including $24 billion[b]
0.3430[a]		Over $24 billion[b]

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.
[b]	Breakpoint level was added or amended effective July 1, 2016.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Adaptive Currency Hedged MSCI EAFE	$15
Currency Hedged MSCI ACWI	45
Currency Hedged MSCI ACWI ex U.S.	46
Currency Hedged MSCI EAFE	47,653

iShares ETF	Fees Paid to BTC
MSCI ACWI	$382,429
MSCI ACWI ex U.S.	172,316
MSCI EAFE	2,165,135
MSCI EAFE Small-Cap	3,730,552

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

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iSHARES® TRUST

For the year ended July 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI ACWI	$42,079,369	$33,788,256
MSCI ACWI ex U.S.	10,568,555	8,391,353
MSCI EAFE	247,216,492	157,471,434
MSCI EAFE Small-Cap	32,779,111	275,899,976

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2016 were as follows:

iShares ETF	Purchases	Sales
Adaptive Currency Hedged MSCI EAFE	$96,117	$145,001
Currency Hedged MSCI ACWI	107,252	147,244
Currency Hedged MSCI ACWI ex U.S.	184,250	265,216
Currency Hedged MSCI EAFE	325,094,426	408,277,718
Currency Hedged MSCI EAFE Small-Cap	730,330	984,087
MSCI ACWI	298,091,776	319,131,245
MSCI ACWI ex U.S.	254,083,967	218,599,454
MSCI EAFE	3,230,903,701	1,862,139,514
MSCI EAFE Small-Cap	1,032,963,351	901,624,177

In-kind transactions (see Note 4) for the year ended July 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Adaptive Currency Hedged MSCI EAFE	$2,427,200	$—
Currency Hedged MSCI ACWI	—	1,170,718
Currency Hedged MSCI EAFE	1,756,725,056	683,512,362
Currency Hedged MSCI EAFE Small-Cap	9,618,028	3,519,451
MSCI ACWI	466,814,491	1,167,623,869
MSCI ACWI ex U.S.	1,027,336,979	903,375,057
MSCI EAFE	3,875,037,465	418,998,579
MSCI EAFE Small-Cap	967,457,763	223,961,738

NOTES TO FINANCIAL STATEMENTS	145

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts, in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by iShares MSCI EAFE ETF as of July 31, 2016 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin / Net assets consist of — net unrealized appreciation (depreciation)[a]	$21,874,857

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments.

146	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares MSCI EAFE ETF during the year ended July 31, 2016 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$(19,455,446)	$17,741,991

The following table shows the average quarter-end balances of open futures contracts for the iShares MSCI EAFE ETF for the year ended July 31, 2016:

Average value of contracts purchased	$382,684,609

6.	FORWARD CURRENCY CONTRACTS

Each Fund may enter into forward currency contracts for the purpose of hedging against the effects of foreign currencies on the value of such Fund’s assets that are denominated in a non-U.S. currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange. The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. The Fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the Fund failing to close out its position due to an illiquid market.

The following table shows the value of forward currency contracts held as of July 31, 2016 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Adaptive Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of — net unrealized appreciation (depreciation)	$5,338	$7,111	$27,854

NOTES TO FINANCIAL STATEMENTS	147

Notes to Financial Statements (Continued)

iSHARES® TRUST

	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of — net unrealized appreciation (depreciation)	$55,945,377	$134,870

Liabilities
	iShares Adaptive Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of — net unrealized appreciation (depreciation)	$8,633	$10,468	$40,929

		iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of — net unrealized appreciation (depreciation)		$66,483,044	$162,582

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iSHARES® TRUST

The following table shows the realized and unrealized gains (losses) on forward currency contracts held during the year ended July 31, 2016 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Adaptive Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF
Forward currency contracts:
Foreign currency transactions	$(55,827)	$12,017	$41,745

		iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF
Forward currency contracts:
Foreign currency transactions		$(20,314,563)	$(147,127)

	Net Change in Unrealized Appreciation/Depreciation
	iShares Adaptive Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF
Forward currency contracts:
Forward currency contracts	$(3,295)	$(31,687)	$(71,274)

		iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF
Forward currency contracts:
Forward currency contracts		$(54,585,798)	$(74,515)

The following table shows the average quarter-end balances of outstanding forward currency contracts for the year ended July 31, 2016:

	iShares Adaptive Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF
Average amounts purchased in U.S. dollars	$1,668,629	$1,040,903	$2,347,916
Average amounts sold in U.S. dollars	2,856,729	2,032,117	4,588,429

NOTES TO FINANCIAL STATEMENTS	149

Notes to Financial Statements (Continued)

iSHARES® TRUST

	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF
Average amounts purchased in U.S. dollars	$4,002,320,788	$8,848,467
Average amounts sold in U.S. dollars	7,368,815,775	16,010,269

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. In order to better define their contractual rights and to secure rights that will help the Funds to mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Forward currency contracts held by the Funds generally do not require collateral. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

The following table presents the exposure of the open forward currency contracts that are subject to potential offset in the statements of assets and liabilities as of July 31, 2016:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
iShares Adaptive Currency Hedged MSCI EAFE ETF
Forward currency contracts	$5,338	$(5,338)	$—

iShares Currency Hedged MSCI ACWI ETF
Forward currency contracts	$7,111	$(7,111)	$—

iShares Currency Hedged MSCI ACWI ex U.S. ETF
Forward currency contracts	$27,854	$(27,854)	$—

iShares Currency Hedged MSCI EAFE ETF
Forward currency contracts	$55,945,377	$(55,945,377)	$—

iShares Currency Hedged MSCI EAFE Small-Cap ETF
Forward currency contracts	$134,870	$(134,870)	$—

150	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
iShares Adaptive Currency Hedged MSCI EAFE ETF
Forward currency contracts	$8,633	$(5,338)	$3,295

iShares Currency Hedged MSCI ACWI ETF
Forward currency contracts	$10,468	$(7,111)	$3,357

iShares Currency Hedged MSCI ACWI ex U.S. ETF
Forward currency contracts	$40,929	$(27,854)	$13,075

iShares Currency Hedged MSCI EAFE ETF
Forward currency contracts	$66,483,044	$(55,945,377)	$10,537,667

iShares Currency Hedged MSCI EAFE Small-Cap ETF
Forward currency contracts	$162,582	(134,870)	$27,712

7.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of a Fund; less publicly available information about issuers; the imposition of

NOTES TO FINANCIAL STATEMENTS	151

Notes to Financial Statements (Continued)

iSHARES® TRUST

withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the iShares MSCI ACWI ETF and iShares MSCI ACWI ex U.S. ETF issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

152	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2016, attributable to passive foreign investment companies, the characterization of corporate actions, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Currency Hedged MSCI ACWI	$(42,288)	$—	$42,288
Currency Hedged MSCI EAFE	20,736,464	—	(20,736,464)
Currency Hedged MSCI EAFE Small-Cap	(104,641)	—	104,641
MSCI ACWI	203,082,459	5,771,800	(208,854,259)
MSCI ACWI ex U.S.	22,860,151	2,014,273	(24,874,424)
MSCI EAFE	123,042,380	1,295,238	(124,337,618)
MSCI EAFE Small-Cap	61,162,455	7,392,530	(68,554,985)

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 was as follows:

iShares ETF	2016	2015
Adaptive Currency Hedged MSCI EAFE
Ordinary income	$48,166	N/A
Return of capital	146	N/A

	$48,312

Currency Hedged MSCI ACWI
Ordinary income	$59,358	$—
Long-term capital gain	17,571	—
Return of capital	35	—

	$76,964	$—

Currency Hedged MSCI ACWI ex U.S.
Ordinary income	$87,513	$—
Long-term capital gain	36,040	—
Return of capital	71	—

	$123,624	$—

Currency Hedged MSCI EAFE
Ordinary income	$112,358,771	$46,493,844
Long-term capital gain	18,868,462	100,094

	$131,227,233	$46,593,938

Currency Hedged MSCI EAFE Small-Cap
Ordinary income	$231,861	$—
Long-term capital gain	49,027	—
Return of capital	329	—

	$281,217	$—

NOTES TO FINANCIAL STATEMENTS	153

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	2016	2015
MSCI ACWI
Ordinary income	$148,572,041	$140,575,067

MSCI ACWI ex U.S.
Ordinary income	$54,936,333	$49,930,046

MSCI EAFE
Ordinary income	$1,704,075,846	$1,551,620,270

MSCI EAFE Small-Cap
Ordinary income	$124,440,947	$106,231,273

As of July 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Adaptive Currency Hedged MSCI EAFE	$—	$(62,392)	$10,853	$—	$(51,539)
Currency Hedged MSCI ACWI	—	—	(21,280)	(28,330)	(49,610)
Currency Hedged MSCI ACWI ex U.S.	—	—	(192,380)	(53,347)	(245,727)
Currency Hedged MSCI EAFE	—	—	(327,093,951)	(90,372,210)	(417,466,161)
Currency Hedged MSCI EAFE Small-Cap	—	—	223,791	(265,866)	(42,075)
MSCI ACWI	8,941,596	(143,738,985)	(13,583,715)	(55,330,059)	(203,711,163)
MSCI ACWI ex U.S.	6,854,170	(72,943,870)	(276,462,708)	(64,275,297)	(406,827,705)
MSCI EAFE	129,341,193	(5,059,550,950)	(2,645,450,315)	(864,646,805)	(8,440,306,877)
MSCI EAFE Small-Cap	52,398,496	(17,162,236)	296,323,767	(17,448,857)	314,111,170

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and foreign currency contracts, the foreign withholding tax reclaims and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

154	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
Adaptive Currency Hedged MSCI EAFE	$62,392	$—	$—	$—	$62,392
MSCI ACWI	131,258,397	568,319	5,090,715	6,821,554	143,738,985
MSCI ACWI ex U.S.	57,604,936	450,894	7,365,062	7,522,978	72,943,870
MSCI EAFE	1,977,863,038	587,985,426	1,597,347,728	896,354,758	5,059,550,950
MSCI EAFE Small-Cap	9,856,860	—	7,305,376	—	17,162,236

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

9.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI EAFE ETF filed claims to recover taxes withheld on dividend income by certain jurisdictions in the European Union (the “EU”) on the basis that those jurisdictions had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has received payments on certain of the claims resulting from a recognition of claims by Finland and a May 2014 favorable court ruling in Sweden that the imposition of a withholding tax by an EU member country on dividends paid to a non-resident company, including the Fund, while exempting domestic funds from such taxes results in discriminatory tax withholding contrary to the free movement of capital. Based on these favorable determinations, the Fund has recorded a receivable for all recoverable taxes withheld by Finland and Sweden. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon the member country’s statute of limitation on taxes. The Fund continues to evaluate developments in Finland and Sweden for potential impacts to the receivables recorded. Such foreign withholding tax claims are disclosed in the statement of assets and liabilities and statement of operations. Professional fees associated with the filing of these claims resulting in the recovery of foreign withholding taxes were approved by the Board as appropriate expenses of the Fund.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	155

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Adaptive Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI ACWI ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF, iShares Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI EAFE Small-Cap ETF, iShares MSCI ACWI ETF, iShares MSCI ACWI ex U.S. ETF, iShares MSCI EAFE ETF and iShares MSCI EAFE Small-Cap ETF (the “Funds”) at July 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 26, 2016

156	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2016:

iShares ETF	Qualified Dividend Income
Adaptive Currency Hedged MSCI EAFE	$47,236
Currency Hedged MSCI ACWI	44,763
Currency Hedged MSCI ACWI ex U.S.	52,217
Currency Hedged MSCI EAFE	101,749,485
Currency Hedged MSCI EAFE Small-Cap	128,249

iShares ETF	Qualified Dividend Income
MSCI ACWI	$141,879,972
MSCI ACWI ex U.S.	58,463,475
MSCI EAFE	1,886,743,029
MSCI EAFE Small-Cap	118,855,830

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended July 31, 2016 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Currency Hedged MSCI ACWI	44.34%
MSCI ACWI	48.20

For the fiscal year ended July 31, 2016, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI ACWI ex U.S.	$67,860,335	$5,867,865
MSCI EAFE	2,019,703,111	128,081,639
MSCI EAFE Small-Cap	145,703,284	9,929,783

For the fiscal year ended July 31, 2016, the following Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Adaptive Currency Hedged MSCI EAFE	$52,512	$3,991
Currency Hedged MSCI ACWI ex U.S.	62,637	6,227
Currency Hedged MSCI EAFE	111,215,851	7,819,716
Currency Hedged MSCI EAFE Small-Cap	203,996	15,018

TAX INFORMATION	157

Tax Information (Unaudited) (Continued)

iSHARES® TRUST

The following Funds hereby designate the following amounts as 20% rate long-term capital gain dividends for the fiscal year ended July 31, 2016:

iShares ETF	Long-Term Capital Gain
Currency Hedged MSCI ACWI	$17,571
Currency Hedged MSCI ACWI ex U.S.	36,040
Currency Hedged MSCI EAFE	18,868,462
Currency Hedged MSCI EAFE Small-Cap	49,027

The following Funds hereby designate the following amounts as short-term capital gain dividends for the fiscal year ended July 31, 2016:

iShares ETF	Short-Term Capital Gain
Currency Hedged MSCI ACWI	$15,100
Currency Hedged MSCI ACWI ex U.S.	31,179
Currency Hedged MSCI EAFE	9,763,472
Currency Hedged MSCI EAFE Small-Cap	37,945

158	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Currency Hedged MSCI EAFE ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	159

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

160	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in the unhedged iShares MSCI EAFE ETF (“EFA”), Fund shareholders would benefit from breakpoints in EFA’s investment advisory fee rates as the assets of EFA, on an aggregated basis with the assets of other iShares funds, increase. The Board further noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	161

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI ACWI ETF, iShares MSCI ACWI ex U.S. ETF and iShares MSCI EAFE ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

162	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	163

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. Further, with respect to comparisons with one or more open-end index mutual funds registered under the 1940 Act managed by BFA (or an affiliate) that track the same index as iShares MSCI ACWI ex U.S. ETF and have investment advisory fee rates and overall expenses (net of waivers and reimbursements) that are lower than the investment advisory fee rate and overall expenses (net of waivers and reimbursements) of iShares MSCI ACWI ex U.S. ETF or that track the same index as iShares MSCI EAFE ETF and have investment advisory fee rates and overall expenses (net of waivers and reimbursements) that are lower than the investment advisory fee rate and overall expenses (net of waivers and reimbursements) of iShares MSCI EAFE ETF, the Board gave weight to management’s explanations of the relevant circumstances applicable to such mutual funds. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’

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securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI EAFE Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would

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not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal, in a manner more favorable to the Fund, regarding adding additional breakpoints to the Fund. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses

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borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

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Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Adaptive Currency Hedged MSCI EAFE	$0.479227	$—	$0.003892	$0.483119	99%	—%	1%		100%
Currency Hedged MSCI ACWI	0.609319	0.326710	0.002843	0.938872	65	35	0	[a]	100
Currency Hedged MSCI ACWI ex U.S.	0.564052	0.672190	—	1.236242	46	54	—		100
Currency Hedged MSCI EAFE	0.687411	0.236244	0.005599	0.929254	74	25	1		100
Currency Hedged MSCI EAFE Small-Cap	0.521289	0.193272	—	0.714561	73	27	—		100
MSCI ACWI	1.448831	—	0.006689	1.455520	100	—	0	[a]	100
MSCI ACWI ex U.S.	1.035124	—	—	1.035124	100	—	—		100
MSCI EAFE	1.669682	—	0.013500	1.683182	99	—	1		100
MSCI EAFE Small-Cap	1.101834	—	—	1.101834	100	—	—		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund is disclosed in the table for such Fund.

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Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Adaptive Currency Hedged MSCI EAFE ETF

Period Covered: January 5, 2016 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.81%
Greater than 1.5% and Less than 2.0%	2	1.61
Greater than 1.0% and Less than 1.5%	1	0.81
Greater than 0.5% and Less than 1.0%	20	16.13
Between 0.5% and –0.5%	63	50.80
Less than –0.5% and Greater than –1.0%	24	19.35
Less than –1.0% and Greater than –1.5%	9	7.26
Less than –1.5%	4	3.23

	124	100.00%

iShares Currency Hedged MSCI ACWI ETF

Period Covered: June 29, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than than 1.5%	7	2.75%
Greater than 1.0% and Less than 1.5%	1	0.39
Greater than 0.5% and Less than 1.0%	1	0.39
Between 0.5% and –0.5%	246	96.47

	255	100.00%

iShares Currency Hedged MSCI ACWI ex U.S. ETF

Period Covered: June 29, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than than 1.0%	8	3.14%
Greater than 0.5% and Less than 1.0%	3	1.18
Between 0.5% and –0.5%	244	95.68

	255	100.00%

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iShares Currency Hedged MSCI EAFE ETF

Period Covered: January 31, 2014 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.16%
Between 0.5% and –0.5%	608	99.84

	609	100.00%

iShares Currency Hedged MSCI EAFE Small-Cap ETF

Period Covered: June 29, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	255	100.00%

	255	100.00%

iShares MSCI ACWI ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.07%
Greater than 1.0% and Less than 1.5%	3	0.22
Greater than 0.5% and Less than 1.0%	69	4.99
Between 0.5% and –0.5%	1,267	91.61
Less than –0.5% and Greater than –1.0%	38	2.75
Less than –1.0% and Greater than –1.5%	5	0.36

	1,383	100.00%

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iShares MSCI ACWI ex U.S. ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	4	0.29
Greater than 1.0% and Less than 1.5%	47	3.40
Greater than 0.5% and Less than 1.0%	236	17.06
Between 0.5% and –0.5%	943	68.20
Less than –0.5% and Greater than –1.0%	109	7.88
Less than –1.0% and Greater than –1.5%	31	2.24
Less than –1.5% and Greater than –2.0%	8	0.58
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5%	1	0.07

	1,383	100.00%

iShares MSCI EAFE ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.14%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	14	1.01
Greater than 1.0% and Less than 1.5%	50	3.62
Greater than 0.5% and Less than 1.0%	237	17.14
Between 0.5% and –0.5%	925	66.89
Less than –0.5% and Greater than –1.0%	100	7.23
Less than –1.0% and Greater than –1.5%	39	2.82
Less than –1.5% and Greater than –2.0%	11	0.80
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07

	1,383	100.00%

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iShares MSCI EAFE Small-Cap ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	4	0.29
Greater than 1.5% and Less than 2.0%	14	1.01
Greater than 1.0% and Less than 1.5%	68	4.92
Greater than 0.5% and Less than 1.0%	316	22.85
Between 0.5% and –0.5%	827	59.81
Less than –0.5% and Greater than –1.0%	100	7.23
Less than –1.0% and Greater than –1.5%	35	2.53
Less than –1.5% and Greater than –2.0%	13	0.94
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0%	1	0.07

	1,383	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI ACWI ETF, iShares MSCI EAFE ETF and the iShares MSCI EAFE Small-Cap ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

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Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI ACWI ETF in respect of BFA’s financial year ending December 31, 2015 is USD 1.02 million. This figure is comprised of fixed remuneration of USD 394.84 thousand and variable remuneration of USD 620.43 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI ACWI ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 120.66 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 29.22 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI EAFE ETF in respect of BFA’s financial year ending December 31, 2015 is USD 9.92 million. This figure is comprised of fixed remuneration of USD 3.86 million and variable remuneration of USD 6.06 million. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI EAFE ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 1.18 million, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 285.54 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI EAFE Small-Cap ETF in respect of BFA’s financial year ending December 31, 2015 is USD 910.98 thousand. This figure is comprised of fixed remuneration of USD 354.28 thousand and variable remuneration of USD 556.70 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI EAFE Small-Cap ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 108.27 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 26.22 thousand.

174	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 342 funds (as of July 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	175

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

176	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (51)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

TRUSTEE AND OFFICER INFORMATION	177

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (45)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

178	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-703-0716

JULY 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares Core Conservative Allocation ETF | AOK | NYSE Arca
➢	iShares Core Moderate Allocation ETF | AOM | NYSE Arca
➢	iShares Core Growth Allocation ETF | AOR | NYSE Arca
➢	iShares Core Aggressive Allocation ETF | AOA | NYSE Arca
➢	iShares Morningstar Multi-Asset Income ETF | IYLD | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global financial market performance for the 12 months ended July 31, 2016 (the “reporting period”) was colored by uncertainty around global growth, inflation, and monetary policy. In addition, the vote by the British electorate in June 2016 to exit the European Union (“Brexit”) contributed further to volatility.

According to the World Bank, global economic growth was just 1.3% for all of 2015. Among developed economies, U.S. growth was highest, though still comparatively modest at a 1.2% annual rate through the second quarter of 2016. By comparison, growth rates for the comparable quarter in the Eurozone and Japan were 0.3% and 0.0%, respectively.

Globally, inflation was tame. In the U.S., consumer prices increased just 1.0% for the 12 months ended July 2016. Consumer price inflation in the U.K. and Eurozone was barely positive for the 12 months ended in June, the latest period for which data were available. In Japan, prices actually declined by 0.4%.

In that environment, many of the world’s central banks continued to pursue aggressive monetary stimulus policies, with short-term lending rates around the globe generally held at record lows. The European Central Bank took the additional step of buying government debt and corporate bonds in a bid to lower longer-term financing costs. Those conditions also caused the U.S. Federal Reserve Bank (the “Fed”) to pause in its campaign to normalize monetary policy after just a single short-term rate increase in December 2015.

The U.S. dollar was relatively little changed overall for the reporting period against a basket of major currencies. This belies significant moves against some select currencies, however, with the British pound falling 18% against the U.S. dollar, and the Japanese yen gaining approximately 17% against the U.S. dollar.

U.S. stocks advanced by approximately 4% for the reporting period, finishing near all-time highs. However, U.S. corporate profits were on pace to decline for four straight quarters through June 30, 2016. Nevertheless, equities benefited from exceeding lowered profit estimates, expectations that central banks would maintain accommodative monetary policies, and the relative attractiveness of the U.S. economy and financial markets.

U.S. bonds returned nearly 6% for the reporting period, as yields on long-term Treasury securities fell to all-time lows. Fixed-income securities benefitted from expectations of further stimulus measures by central banks around the world in the wake of the Brexit vote.

In an environment of record-low interest rates, investors sought out higher-yielding investment-grade corporate bonds, which were the best-performing segment of the U.S. bond market during the reporting period. Treasury bonds and high-yield corporate securities were next, while mortgage-backed securities (“MBS”) gained the least, as refinancing activity limited MBS returns. However, yields on the shortest-term Treasury securities actually rose, reflecting the Fed’s decision to raise short-term interest rates in December 2015.

Outside of the U.S., developed market equities declined 6% and 8% in U.S. dollar and local currency terms, respectively, for the reporting period. In Europe, markets declined 10% and 5% in dollar and local currency terms, respectively. This reflected the struggles in the Eurozone, which experienced less than 1% economic growth for the reporting period. U.K. equities posted a modest positive return during the reporting period, but a sharp decline in the value of the British pound in the wake of the Brexit vote resulted in a negative return for U.S. investors. The situation was reversed in Japan, whose equity market declined sharply, but a much stronger yen relative to the U.S. dollar meant flat returns for U.S. investors.

Emerging markets stocks had slightly negative returns, down about 1% in U.S. dollar terms for the reporting period; in local currency terms, returns were slightly positive. Many of the largest emerging economies continued to face significant challenges — China’s pace of economic growth slowed, while Brazil and Russia saw their economies contract during the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE CONSERVATIVE ALLOCATION ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	4.65%	4.58%	4.68%	4.65%	4.58%	4.68%
5 Years	4.61%	4.62%	4.66%	25.28%	25.35%	25.58%
Since Inception	5.74%	5.74%	5.80%	54.00%	54.07%	54.73%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,077.00	$0.57	$1,000.00	$1,024.30	$0.55	0.11%

[a]	Annualized expense ratios and expenses paid during the period do not include fees and expenses of the Underlying Funds in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE CONSERVATIVE ALLOCATION ETF

The iShares Core Conservative Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a conservative target risk allocation strategy, as represented by the S&P Target Risk Conservative Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 4.65%, net of fees, while the total return for the Index was 4.68%.

ALLOCATION BY ASSET CLASS

As of 7/31/16

Asset Class	Percentage of Total Investments*

Domestic Fixed Income	58.28%
Domestic Equity	16.91
International Equity	14.53
International Fixed Income	10.28

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/16

Security	Percentage of Total Investments*

iShares Core Total USD Bond Market ETF	34.63%
iShares Core S&P 500 ETF	15.04
iShares Core U.S. Treasury Bond ETF	13.35
iShares Core U.S. Credit Bond ETF	10.30
iShares Core International Aggregate Bond ETF	10.28

TOTAL	83.60%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CORE MODERATE ALLOCATION ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	4.03%	4.02%	4.08%	4.03%	4.02%	4.08%
5 Years	5.42%	5.45%	5.49%	30.19%	30.40%	30.60%
Since Inception	6.65%	6.67%	6.73%	64.54%	64.85%	65.59%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,083.20	$0.57	$1,000.00	$1,024.30	$0.55	0.11%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the Underlying Funds in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MODERATE ALLOCATION ETF

The iShares Core Moderate Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a moderate target risk allocation strategy, as represented by the S&P Target Risk Moderate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 4.03%, net of fees, while the total return for the Index was 4.08%.

ALLOCATION BY ASSET CLASS

As of 7/31/16

Asset Class	Percentage of Total Investments*

Domestic Fixed Income	49.61%
Domestic Equity	22.40
International Equity	19.24
International Fixed Income	8.75

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/16

Security	Percentage of Total Investments*

iShares Core Total USD Bond Market ETF	29.49%
iShares Core S&P 500 ETF	19.92
iShares Core U.S. Treasury Bond ETF	11.36
iShares Core U.S. Credit Bond ETF	8.76
iShares Core International Aggregate Bond ETF	8.75

TOTAL	78.28%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® CORE GROWTH ALLOCATION ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.80%	2.72%	2.86%	2.80%	2.72%	2.86%
5 Years	7.08%	7.07%	7.17%	40.78%	40.73%	41.37%
Since Inception	8.43%	8.43%	8.54%	87.13%	87.12%	88.48%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,095.50	$0.57	$1,000.00	$1,024.30	$0.55	0.11%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the Underlying Funds in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE GROWTH ALLOCATION ETF

The iShares Core Growth Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a growth allocation target risk strategy, as represented by the S&P Target Risk Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 2.80%, net of fees, while the total return for the Index was 2.86%.

ALLOCATION BY ASSET CLASS

As of 7/31/16

Asset Class	Percentage of Total Investments*

Domestic Equity	33.15%
Domestic Fixed Income	32.64
International Equity	28.46
International Fixed Income	5.75

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/16

Security	Percentage of Total Investments*

iShares Core S&P 500 ETF	29.47%
iShares Core Total USD Bond Market ETF	19.40
iShares Core MSCI Europe ETF	12.94
iShares Core MSCI Pacific ETF	9.51
iShares Core U.S. Treasury Bond ETF	7.48

TOTAL	78.80%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® CORE AGGRESSIVE ALLOCATION ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.53%	1.69%	1.62%	1.53%	1.69%	1.62%
5 Years	8.36%	8.37%	8.46%	49.41%	49.46%	50.12%
Since Inception	10.33%	10.35%	10.47%	114.06%	114.36%	116.06%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,107.50	$0.58	$1,000.00	$1,024.30	$0.55	0.11%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the Underlying Funds in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE AGGRESSIVE ALLOCATION ETF

The iShares Core Aggressive Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent an aggressive target risk allocation strategy, as represented the S&P Target Risk Aggressive Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 1.53%, net of fees, while the total return for the Index was 1.62%.

ALLOCATION BY ASSET CLASS

As of 7/31/16

Asset Class	Percentage of Total Investments*

Domestic Equity	43.61%
International Equity	37.45
Domestic Fixed Income	16.10
International Fixed Income	2.84

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/16

Security	Percentage of Total Investments*

iShares Core S&P 500 ETF	38.78%
iShares Core MSCI Europe ETF	17.03
iShares Core MSCI Pacific ETF	12.51
iShares Core Total USD Bond Market ETF	9.57
iShares Core MSCI Emerging Markets ETF	7.91

TOTAL	85.80%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MULTI-ASSET INCOME ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.26%	6.75%	7.36%	7.26%	6.75%	7.36%
Since Inception	5.73%	5.65%	5.70%	27.27%	26.87%	27.12%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/5/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,123.50	$1.27	$1,000.00	$1,023.70	$1.21	0.24%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the Underlying Funds in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MULTI-ASSET INCOME ETF

The iShares Morningstar Multi-Asset Income ETF (the “Fund”) seeks to track the investment results of an index composed of underlying equity, fixed income and other income funds that collectively seek to deliver high current income while providing an opportunity for capital appreciation, as represented by the Morningstar® Multi-Asset High Income IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 7.26%, net of fees, while the total return for the Index was 7.36%.

ALLOCATION BY ASSET CLASS

As of 7/31/16

Asset Class	Percentage of Total Investments*

Investment Grade Bonds	35.18%
Non-Investment Grade Bonds	19.76
International Equity	14.91
Domestic Equity	14.90
Domestic Real Estate	10.09
International Fixed Income	5.16

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/16

Security	Percentage of Total Investments*

iShares iBoxx $ High Yield Corporate Bond ETF	19.76%
iShares iBoxx $ Investment Grade Corporate Bond ETF	15.05
iShares International Select Dividend ETF	14.90
iShares 10+ Year Credit Bond ETF	10.32
iShares Mortgage Real Estate Capped ETF	10.09

TOTAL	70.12%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2016 and held through July 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE CONSERVATIVE ALLOCATION ETF

July 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 99.89%

DOMESTIC EQUITY — 16.89%
iShares Core S&P 500 ETF[a]	198,422	$43,323,459
iShares Core S&P Mid-Cap ETF[a]	24,362	3,790,240
iShares Core S&P Small-Cap ETF[a,b]	13,172	1,607,116

		48,720,815
DOMESTIC FIXED INCOME — 58.22%
iShares Core Total USD Bond Market ETF[a]	1,903,994	99,769,286
iShares Core U.S. Credit Bond ETF[a]	259,487	29,656,769
iShares Core U.S. Treasury Bond ETF[a]	1,460,393	38,452,148

		167,878,203
INTERNATIONAL EQUITY — 14.51%
iShares Core MSCI Emerging Markets ETF[a]	201,054	8,840,344
iShares Core MSCI Europe ETF[a]	466,032	19,023,426
iShares Core MSCI Pacific ETF[a]	283,848	13,976,676

		41,840,446
INTERNATIONAL FIXED INCOME — 10.27%
iShares Core International Aggregate Bond ETF[a,b]	554,005	29,617,107

		29,617,107

TOTAL INVESTMENT COMPANIES
(Cost: $279,120,371)		288,056,571

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.45%

MONEY MARKET FUNDS — 0.45%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[c,d,e]	906,966	$906,966
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[c,d,e]	50,114	50,114
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	341,546	341,546

		1,298,626

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,298,626)		1,298,626

TOTAL INVESTMENTS IN SECURITIES — 100.34%
(Cost: $280,418,997)[f]		289,355,197
Other Assets, Less Liabilities — (0.34)%		(979,881)

NET ASSETS — 100.00%		$288,375,316

[a]	Affiliated issuer. See Schedule 1.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $280,634,228. Net unrealized appreciation was $8,720,969, of which $10,493,431 represented gross unrealized appreciation on securities and $1,772,462 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares Core International Aggregate Bond ETF	—	576,419	(22,414)	554,005	$29,617,107	$100,932	$20,927
iShares Core MSCI Emerging Markets ETF	154,547	98,044	(51,537)	201,054	8,840,344	164,143	(164,537)
iShares Core MSCI Europe ETF	397,954	210,154	(142,076)	466,032	19,023,426	547,235	(251,805)
iShares Core MSCI Pacific ETF	230,876	134,269	(81,297)	283,848	13,976,676	286,758	(177,009)
iShares Core S&P 500 ETF	164,063	86,267	(51,908)	198,422	43,323,459	807,226	2,964,410
iShares Core S&P Mid-Cap ETF	20,447	10,342	(6,427)	24,362	3,790,240	51,664	211,983

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CORE CONSERVATIVE ALLOCATION ETF

July 31, 2016

Affiliated issuer	Shares held at beginning of year	Shares purchased		Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares Core S&P Small-Cap ETF	10,941	5,710		(3,479)	13,172	$1,607,116	$19,301	$4,839
iShares Core Total USD Bond Market ETF	1,002,986	1,380,070	[a]	(479,062)	1,903,994	99,769,286	1,946,732	(514,055)
iShares Core U.S. Credit Bond ETF	254,421	128,795		(123,729)	259,487	29,656,769	876,558	(368,428)
iShares Core U.S. Treasury Bond ETF	1,533,460	681,733		(754,800)	1,460,393	38,452,148	500,064	32,178

						$288,056,571	$5,300,613	$1,758,503

[a]	Includes 946,494 shares received from a two-for-one stock split.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$288,056,571	$—	$—	$288,056,571
Money market funds	1,298,626	—	—	1,298,626

Total	$289,355,197	$—	$—	$289,355,197

See notes to financial statements.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE MODERATE ALLOCATION ETF

July 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 99.89%

DOMESTIC EQUITY — 22.38%
iShares Core S&P 500 ETF[a,b]	483,967	$105,669,355
iShares Core S&P Mid-Cap ETF[a]	59,428	9,245,808
iShares Core S&P Small-Cap ETF[a,b]	32,159	3,923,720

		118,838,883
DOMESTIC FIXED INCOME — 49.56%
iShares Core Total USD Bond Market ETF[a]	2,985,436	156,436,846
iShares Core U.S. Credit Bond ETF[a]	406,884	46,502,772
iShares Core U.S. Treasury Bond ETF[a]	2,289,863	60,292,093

		263,231,711
INTERNATIONAL EQUITY — 19.21%
iShares Core MSCI Emerging Markets ETF[a]	490,409	21,563,284
iShares Core MSCI Europe ETF[a]	1,136,679	46,399,237
iShares Core MSCI Pacific ETF[a]	692,318	34,089,738

		102,052,259
INTERNATIONAL FIXED INCOME — 8.74%
iShares Core International Aggregate Bond ETF[a]	868,700	46,440,702

		46,440,702

TOTAL INVESTMENT COMPANIES
(Cost: $517,769,126)		530,563,555

Security	Shares	Value
SHORT-TERM INVESTMENTS — 6.10%

MONEY MARKET FUNDS — 6.10%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[c,d,e]	30,113,920	$30,113,920
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[c,d,e]	1,663,927	1,663,927
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	636,388	636,388

		32,414,235

TOTAL SHORT-TERM INVESTMENTS
(Cost: $32,414,235)		32,414,235

TOTAL INVESTMENTS IN SECURITIES — 105.99%
(Cost: $550,183,361)[f]		562,977,790
Other Assets, Less Liabilities — (5.99)%		(31,812,884)

NET ASSETS — 100.00%		$531,164,906

[a]	Affiliated issuer. See Schedule 1.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $550,910,349. Net unrealized appreciation was $12,067,441, of which $16,432,472 represented gross unrealized appreciation on securities and $4,365,031 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares Core International Aggregate Bond ETF	—	900,967	(32,267)	868,700	$46,440,702	$160,067	$(4,445)
iShares Core MSCI Emerging Markets ETF	303,167	356,168	(168,926)	490,409	21,563,284	434,204	(607,501)
iShares Core MSCI Europe ETF	780,602	803,709	(447,632)	1,136,679	46,399,237	1,358,448	(1,328,814)
iShares Core MSCI Pacific ETF	452,873	497,871	(258,426)	692,318	34,089,738	755,218	(807,265)
iShares Core S&P 500 ETF	321,807	337,328	(175,168)	483,967	105,669,355	2,024,373	7,727,742

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CORE MODERATE ALLOCATION ETF

July 31, 2016

Affiliated issuer	Shares held at beginning of year	Shares purchased		Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares Core S&P Mid-Cap ETF	40,128	41,086		(21,786)	59,428	$9,245,808	$129,093	$290,693
iShares Core S&P Small-Cap ETF	21,466	22,473		(11,780)	32,159	3,923,720	48,396	(58,046)
iShares Core Total USD Bond Market ETF	1,264,720	2,700,313	[a]	(979,597)	2,985,436	156,436,846	2,969,853	(928,324)
iShares Core U.S. Credit Bond ETF	320,823	343,887		(257,826)	406,884	46,502,772	1,349,140	(700,725)
iShares Core U.S. Treasury Bond ETF	1,933,646	1,907,264		(1,551,047)	2,289,863	60,292,093	765,393	138,297

						$530,563,555	$9,994,185	$3,721,612

[a]	Includes 1,472,546 shares received from a two-for-one stock split.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$530,563,555	$—	$—	$530,563,555
Money market funds	32,414,235	—	—	32,414,235

Total	$562,977,790	$—	$—	$562,977,790

See notes to financial statements.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE GROWTH ALLOCATION ETF

July 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 99.91%

DOMESTIC EQUITY — 33.11%
iShares Core S&P 500 ETF[a]	1,029,207	$224,717,057
iShares Core S&P Mid-Cap ETF[a]	126,271	19,645,242
iShares Core S&P Small-Cap ETF[a]	68,314	8,334,991

		252,697,290
DOMESTIC FIXED INCOME — 32.61%
iShares Core Total USD Bond Market ETF[a]	2,822,378	147,892,607
iShares Core U.S. Credit Bond ETF[a]	384,647	43,961,306
iShares Core U.S. Treasury Bond ETF[a]	2,164,828	56,999,921

		248,853,834
INTERNATIONAL EQUITY — 28.44%
iShares Core MSCI Emerging Markets ETF[a]	1,042,821	45,852,839
iShares Core MSCI Europe ETF[a]	2,417,231	98,671,369
iShares Core MSCI Pacific ETF[a]	1,472,211	72,491,670

		217,015,878

Security	Shares	Value
INTERNATIONAL FIXED INCOME — 5.75%
iShares Core International Aggregate Bond ETF[a]	820,353	$43,856,071

		43,856,071

TOTAL INVESTMENT COMPANIES
(Cost: $747,080,788)		762,423,073

SHORT-TERM INVESTMENTS — 0.10%

MONEY MARKET FUNDS — 0.10%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[b,c]	728,320	728,320

		728,320

TOTAL SHORT-TERM INVESTMENTS
(Cost: $728,320)		728,320

TOTAL INVESTMENTS IN SECURITIES — 100.01%
(Cost: $747,809,108)[d]		763,151,393
Other Assets, Less Liabilities — (0.01)%		(65,870)

NET ASSETS — 100.00%		$763,085,523

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $749,065,566. Net unrealized appreciation was $14,085,827, of which $23,358,641 represented gross unrealized appreciation on securities and $9,272,814 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares Core International Aggregate Bond ETF	—	979,026	(158,673)	820,353	$43,856,071	$164,050	$24,680
iShares Core MSCI Emerging Markets ETF	567,643	1,050,118	(574,940)	1,042,821	45,852,839	1,039,684	(1,190,788)
iShares Core MSCI Europe ETF	1,461,595	2,416,553	(1,460,917)	2,417,231	98,671,369	3,090,447	(3,497,494)
iShares Core MSCI Pacific ETF	847,970	1,480,615	(856,374)	1,472,211	72,491,670	1,802,164	(1,962,568)
iShares Core S&P 500 ETF	602,544	1,021,453	(594,790)	1,029,207	224,717,057	4,695,027	8,418,545
iShares Core S&P Mid-Cap ETF	75,123	124,975	(73,827)	126,271	19,645,242	299,351	(463,021)

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CORE GROWTH ALLOCATION ETF

July 31, 2016

Affiliated issuer	Shares held at beginning of year	Shares purchased		Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares Core S&P Small-Cap ETF	40,177	68,019		(39,882)	68,314	$8,334,991	$112,555	$(207,891)
iShares Core Total USD Bond Market ETF	1,052,485	3,128,104	[a]	(1,358,211)	2,822,378	147,892,607	2,922,692	(1,009,769)
iShares Core U.S. Credit Bond ETF	266,983	477,009		(359,345)	384,647	43,961,306	1,335,261	(849,338)
iShares Core U.S. Treasury Bond ETF	1,609,155	2,697,527		(2,141,854)	2,164,828	56,999,921	754,803	337,041

						$762,423,073	$16,216,034	$(400,603)

[a]	Includes 1,411,189 shares received from a two-for-one stock split.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$762,423,073	$—	$—	$762,423,073
Money market funds	728,320	—	—	728,320

Total	$763,151,393	$—	$—	$763,151,393

See notes to financial statements.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE AGGRESSIVE ALLOCATION ETF

July 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 99.91%

DOMESTIC EQUITY — 43.57%
iShares Core S&P 500 ETF[a]	788,499	$172,160,872
iShares Core S&P Mid-Cap ETF[a]	96,738	15,050,498
iShares Core S&P Small-Cap ETF[a,b]	52,298	6,380,879

		193,592,249
DOMESTIC FIXED INCOME — 16.08%
iShares Core Total USD Bond Market ETF[a]	810,670	42,479,108
iShares Core U.S. Credit Bond ETF[a]	110,484	12,627,216
iShares Core U.S. Treasury Bond ETF[a]	621,790	16,371,731

		71,478,055
INTERNATIONAL EQUITY — 37.42%
iShares Core MSCI Emerging Markets ETF[a,b]	798,978	35,131,063
iShares Core MSCI Europe ETF[a,b]	1,851,933	75,595,905
iShares Core MSCI Pacific ETF[a]	1,127,946	55,540,061

		166,267,029
INTERNATIONAL FIXED INCOME — 2.84%
iShares Core International Aggregate Bond ETF[a]	235,884	12,610,358

		12,610,358

TOTAL INVESTMENT COMPANIES (Cost: $432,792,279)		443,947,691

Security	Shares	Value
SHORT-TERM INVESTMENTS — 4.21%

MONEY MARKET FUNDS — 4.21%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[c,d,e]	17,305,810	$17,305,810
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[c,d,e]	956,223	956,223
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	456,580	456,580

		18,718,613

TOTAL SHORT-TERM INVESTMENTS (Cost: $18,718,613)		18,718,613

TOTAL INVESTMENTS IN SECURITIES — 104.12% (Cost: $451,510,892)[f]		462,666,304
Other Assets, Less Liabilities — (4.12)%		(18,300,302)

NET ASSETS — 100.00%		$444,366,002

[a]	Affiliated issuer. See Schedule 1.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $452,179,396. Net unrealized appreciation was $10,486,908, of which $18,623,211 represented gross unrealized appreciation on securities and $8,136,303 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares Core International Aggregate Bond ETF	—	248,363	(12,479)	235,884	$12,610,358	$46,340	$(971)
iShares Core MSCI Emerging Markets ETF	616,187	396,817	(214,026)	798,978	35,131,063	754,526	(721,872)
iShares Core MSCI Europe ETF	1,586,618	854,532	(589,217)	1,851,933	75,595,905	2,321,400	(1,837,193)
iShares Core MSCI Pacific ETF	920,494	545,013	(337,561)	1,127,946	55,540,061	1,310,764	(998,065)
iShares Core S&P 500 ETF	654,087	361,165	(226,753)	788,499	172,160,872	3,657,036	10,684,606
iShares Core S&P Mid-Cap ETF	81,551	45,165	(29,978)	96,738	15,050,498	233,196	(64,397)

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® CORE AGGRESSIVE ALLOCATION ETF

July 31, 2016

Affiliated issuer	Shares held at beginning of year	Shares purchased		Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares Core S&P Small-Cap ETF	43,607	24,922		(16,231)	52,298	$6,380,879	$87,457	$(70,490)
iShares Core Total USD Bond Market ETF	428,449	637,038	[a]	(254,817)	810,670	42,479,108	904,424	(341,517)
iShares Core U.S. Credit Bond ETF	108,692	68,862		(67,070)	110,484	12,627,216	414,932	(248,884)
iShares Core U.S. Treasury Bond ETF	655,051	372,099		(405,360)	621,790	16,371,731	235,421	18,595

						$443,947,691	$9,965,496	$6,419,812

[a]	Includes 405,335 shares received from a two-for-one stock split.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$443,947,691	$—	$—	$443,947,691
Money market funds	18,718,613	—	—	18,718,613

Total	$462,666,304	$—	$—	$462,666,304

See notes to financial statements.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MULTI-ASSET INCOME ETF

July 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 99.99%

DOMESTIC EQUITY — 14.90%
iShares Core High Dividend ETF[a]	145,953	$12,077,610
iShares U.S. Preferred Stock ETF[a]	582,541	23,458,926

		35,536,536
DOMESTIC REAL ESTATE — 10.09%
iShares Mortgage Real Estate Capped ETF[a]	2,264,661	24,050,700

		24,050,700
INTERNATIONAL EQUITY — 14.90%
iShares International Select Dividend ETF[a,b]	1,201,151	35,542,058

		35,542,058
INTERNATIONAL FIXED INCOME — 5.16%
iShares Emerging Markets Local Currency Bond ETF[a]	271,564	12,315,428

		12,315,428
INVESTMENT GRADE BONDS — 35.18%
iShares 10+ Year Credit Bond ETF[a]	384,046	24,609,668
iShares iBoxx $ Investment Grade Corporate Bond ETF[a]	289,357	35,877,374
iShares Intermediate Credit Bond ETF[a,b]	209,265	23,406,290

		83,893,332
NON-INVESTMENT GRADE BONDS — 19.76%
iShares iBoxx $ High Yield Corporate Bond ETF[a,b]	551,753	47,125,224

		47,125,224

TOTAL INVESTMENT COMPANIES
(Cost: $240,770,962)		238,463,278

Security	Shares	Value
SHORT-TERM INVESTMENTS — 21.64%

MONEY MARKET FUNDS — 21.64%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[c,d,e]	48,856,830	$48,856,830
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[c,d,e]	2,699,556	2,699,556
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	44,537	44,537

		51,600,923

TOTAL SHORT-TERM INVESTMENTS
(Cost: $51,600,923)		51,600,923

TOTAL INVESTMENTS IN SECURITIES — 121.63%
(Cost: $292,371,885)[f]		290,064,201
Other Assets, Less Liabilities — (21.63)%		(51,587,450)

NET ASSETS — 100.00%		$238,476,751

[a]	Affiliated issuer. See Schedule 1.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $293,371,576. Net unrealized depreciation was $3,307,375, of which $5,535,150 represented gross unrealized appreciation on securities and $8,842,525 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares 10+ Year Credit Bond ETF	453,401	52,844	(122,199)	384,046	$24,609,668	$1,003,329	$(412,226)
iShares 20+ Year Treasury Bond ETF	110,942	95	(111,037)	—	—	29,669	298,896
iShares Core High Dividend ETF	340,664	225,654	(420,365)	145,953	12,077,610	863,663	89,211

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MULTI-ASSET INCOME ETF

July 31, 2016

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares Emerging Markets Local Currency Bond ETF	598,387	59,810	(386,633)	271,564	$12,315,428	$—	$(3,295,450)
iShares iBoxx $ High Yield Corporate Bond ETF	588,438	93,213	(129,898)	551,753	47,125,224	2,620,789	(770,992)
iShares iBoxx $ Investment Grade Corporate Bond ETF	340,136	38,701	(89,480)	289,357	35,877,374	1,172,935	(364,136)
iShares Intermediate Credit Bond ETF	—	229,864	(20,599)	209,265	23,406,290	370,773	1,382
iShares International Select Dividend ETF	775,816	871,725	(446,390)	1,201,151	35,542,058	1,364,688	(2,406,008)
iShares Mortgage Real Estate Capped ETF	3,443,062	546,465	(1,724,866)	2,264,661	24,050,700	1,564,786	(5,120,894)
iShares U.S. Preferred Stock ETF	335,098	358,950	(111,507)	582,541	23,458,926	1,118,091	(117,879)

					$238,463,278	$10,108,723	$(12,098,096)

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$238,463,278	$—	$—	$238,463,278
Money market funds	51,600,923	—	—	51,600,923

Total	$290,064,201	$—	$—	$290,064,201

See notes to financial statements.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2016

	iShares Core Conservative Allocation ETF	iShares Core Moderate Allocation ETF	iShares Core Growth Allocation ETF

ASSETS
Investments in affiliates, at cost:	$280,418,997	$550,183,361	$747,809,108

Investments in affiliated securities, at fair value (including securities on loana) (Note 1):	$289,355,197	$562,977,790	$763,151,393
Receivables:
Securities lending income (Note 1)	1,492	5,414	4,082
Capital shares sold	1,813	7,594	—

Total Assets	289,358,502	562,990,798	763,155,475

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	957,080	31,777,847	—
Investment advisory fees (Note 2)	26,106	48,045	69,952

Total Liabilities	983,186	31,825,892	69,952

NET ASSETS	$288,375,316	$531,164,906	$763,085,523

Net assets consist of:
Paid-in capital	$280,670,147	$521,485,144	$752,277,391
Accumulated net realized loss	(1,231,031)	(3,114,667)	(4,534,153)
Net unrealized appreciation	8,936,200	12,794,429	15,342,285

NET ASSETS	$288,375,316	$531,164,906	$763,085,523

Shares outstanding[b]	8,650,000	14,800,000	18,700,000

Net asset value per share	$33.34	$35.89	$40.81

[a]	Securities on loan with values of $939,372, $31,183,716 and $ —, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2016

	iShares Core Aggressive Allocation ETF	iShares Morningstar Multi-Asset Income ETF

ASSETS
Investments in affiliates, at cost:	$451,510,892	$292,371,885

Investments in affiliated securities, at fair value (including securities on loana) (Note 1):	$462,666,304	$290,064,201
Receivables:
Securities lending income (Note 1)	2,353	12,890
Capital shares sold	—	801

Total Assets	462,668,657	290,077,892

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	18,262,033	51,556,386
Investment advisory fees (Note 2)	40,622	44,755

Total Liabilities	18,302,655	51,601,141

NET ASSETS	$444,366,002	$238,476,751

Net assets consist of:
Paid-in capital	$436,048,670	$250,819,213
Accumulated net realized loss	(2,838,080)	(10,034,778)
Net unrealized appreciation (depreciation)	11,155,412	(2,307,684)

NET ASSETS	$444,366,002	$238,476,751

Shares outstanding[b]	9,450,000	9,500,000

Net asset value per share	$47.02	$25.10

[a]	Securities on loan with values of $17,978,378 and $50,345,831, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2016

	iShares Core Conservative Allocation ETF	iShares Core Moderate Allocation ETF	iShares Core Growth Allocation ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$5,301,336	$9,996,452	$16,219,106
Securities lending income — affiliated — net (Note 2)	7,356	19,876	27,735

Total investment income	5,308,692	10,016,328	16,246,841

EXPENSES
Investment advisory fees (Note 2)	617,027	1,119,293	1,679,117

Total expenses	617,027	1,119,293	1,679,117
Less investment advisory fees waived (Note 2)	(345,535)	(626,804)	(940,305)

Net expenses	271,492	492,489	738,812

Net investment income	5,037,200	9,523,839	15,508,029

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(1,063,776)	(1,962,973)	(2,657,969)
In-kind redemptions — affiliated	2,822,279	5,684,585	2,257,366

Net realized gain (loss)	1,758,503	3,721,612	(400,603)

Net change in unrealized appreciation/depreciation	4,461,506	2,720,977	(2,038,398)

Net realized and unrealized gain (loss)	6,220,009	6,442,589	(2,439,001)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,257,209	$15,966,428	$13,069,028

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2016

	iShares Core Aggressive Allocation ETF	iShares Morningstar Multi-Asset Income ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$9,967,302	$10,109,032
Securities lending income — affiliated — net (Note 2)	18,441	399,009

Total investment income	9,985,743	10,508,041

EXPENSES
Investment advisory fees (Note 2)	1,024,031	571,468

Total expenses	1,024,031	571,468
Less investment advisory fees waived (Note 2)	(573,457)	(13,373)

Net expenses	450,574	558,095

Net investment income	9,535,169	9,949,946

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(1,121,864)	(10,297,042)
In-kind redemptions — affiliated	7,541,676	(1,801,054)

Net realized gain (loss)	6,419,812	(12,098,096)

Net change in unrealized appreciation/depreciation	(14,431,334)	16,359,883

Net realized and unrealized gain (loss)	(8,011,522)	4,261,787

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,523,647	$14,211,733

See notes to financial statements.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Core Conservative Allocation ETF		iShares Core Moderate Allocation ETF
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,037,200	$4,265,697	$9,523,839	$6,515,290
Net realized gain	1,758,503	3,659,089	3,721,612	8,513,655
Net change in unrealized appreciation/depreciation	4,461,506	(4,255,332)	2,720,977	(7,935,652)

Net increase in net assets resulting from operations	11,257,209	3,669,454	15,966,428	7,093,293

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,086,107)	(4,277,533)	(9,597,269)	(6,546,196)

Total distributions to shareholders	(5,086,107)	(4,277,533)	(9,597,269)	(6,546,196)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	112,397,696	107,994,821	348,620,400	220,718,291
Cost of shares redeemed	(74,044,885)	(44,126,458)	(184,541,258)	(107,249,469)

Net increase in net assets from capital share transactions	38,352,811	63,868,363	164,079,142	113,468,822

INCREASE IN NET ASSETS	44,523,913	63,260,284	170,448,301	114,015,919

NET ASSETS
Beginning of year	243,851,403	180,591,119	360,716,605	246,700,686

End of year	$288,375,316	$243,851,403	$531,164,906	$360,716,605

SHARES ISSUED AND REDEEMED
Shares sold	3,500,000	3,300,000	10,100,000	6,250,000
Shares redeemed	(2,350,000)	(1,350,000)	(5,550,000)	(3,050,000)

Net increase in shares outstanding	1,150,000	1,950,000	4,550,000	3,200,000

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Core Growth Allocation ETF		iShares Core Aggressive Allocation ETF
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$15,508,029	$9,385,446	$9,535,169	$7,269,139
Net realized gain (loss)	(400,603)	22,071,757	6,419,812	18,145,072
Net change in unrealized appreciation/depreciation	(2,038,398)	(13,489,372)	(14,431,334)	(9,222,536)

Net increase in net assets resulting from operations	13,069,028	17,967,831	1,523,647	16,191,675

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(15,600,977)	(9,423,817)	(9,583,359)	(7,290,053)

Total distributions to shareholders	(15,600,977)	(9,423,817)	(9,583,359)	(7,290,053)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	720,997,638	374,217,756	190,613,536	218,954,230
Cost of shares redeemed	(411,326,468)	(232,978,910)	(114,454,516)	(119,574,597)

Net increase in net assets from capital share transactions	309,671,170	141,238,846	76,159,020	99,379,633

INCREASE IN NET ASSETS	307,139,221	149,782,860	68,099,308	108,281,255

NET ASSETS
Beginning of year	455,946,302	306,163,442	376,266,694	267,985,439

End of year	$763,085,523	$455,946,302	$444,366,002	$376,266,694

SHARES ISSUED AND REDEEMED
Shares sold	18,400,000	9,300,000	4,200,000	4,700,000
Shares redeemed	(10,950,000)	(5,800,000)	(2,700,000)	(2,600,000)

Net increase in shares outstanding	7,450,000	3,500,000	1,500,000	2,100,000

See notes to financial statements.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Multi-Asset Income ETF
	Year ended July 31, 2016	Year ended July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,949,946	$11,544,033
Net realized gain (loss)	(12,098,096)	618,195
Net change in unrealized appreciation/depreciation	16,359,883	(16,004,190)

Net increase (decrease) in net assets resulting from operations	14,211,733	(3,841,962)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,949,946)	(11,555,989)
From net realized gain	(560,014)	(2,283,226)
Return of capital	(1,270,703)	—

Total distributions to shareholders	(11,780,663)	(13,839,215)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	22,789,516	130,556,786
Cost of shares redeemed	(44,207,687)	(26,214,058)

Net increase (decrease) in net assets from capital share transactions	(21,418,171)	104,342,728

INCREASE (DECREASE) IN NET ASSETS	(18,987,101)	86,661,551

NET ASSETS
Beginning of year	257,463,852	170,802,301

End of year	$238,476,751	$257,463,852

SHARES ISSUED AND REDEEMED
Shares sold	950,000	5,000,000
Shares redeemed	(1,900,000)	(1,050,000)

Net increase (decrease) in shares outstanding	(950,000)	3,950,000

See notes to financial statements.

FINANCIAL STATEMENTS	33

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core Conservative Allocation ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012
Net asset value, beginning of year	$32.51	$32.54	$31.18	$30.08	$29.44

Income from investment operations:
Net investment income[a]	0.65	0.66	0.64	0.63	0.61
Net realized and unrealized gain (loss)[b]	0.83	(0.03)	1.35	1.09	0.65

Total from investment operations	1.48	0.63	1.99	1.72	1.26

Less distributions from:
Net investment income	(0.65)	(0.66)	(0.63)	(0.62)	(0.62)

Total distributions	(0.65)	(0.66)	(0.63)	(0.62)	(0.62)

Net asset value, end of year	$33.34	$32.51	$32.54	$31.18	$30.08

Total return	4.65%	1.93%	6.42%	5.77%	4.34%

Ratios/Supplemental data:
Net assets, end of year (000s)	$288,375	$243,851	$180,591	$135,625	$87,229
Ratio of expenses to average net assets[c]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.04%	2.02%	2.00%	2.03%	2.07%
Portfolio turnover rate[d]	12%	83%	6%	8%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core Moderate Allocation ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012
Net asset value, beginning of year	$35.19	$34.99	$32.99	$30.95	$30.58

Income from investment operations:
Net investment income[a]	0.73	0.74	0.71	0.67	0.64
Net realized and unrealized gain[b]	0.66	0.17	1.98	2.09	0.37

Total from investment operations	1.39	0.91	2.69	2.76	1.01

Less distributions from:
Net investment income	(0.69)	(0.71)	(0.69)	(0.72)	(0.64)

Total distributions	(0.69)	(0.71)	(0.69)	(0.72)	(0.64)

Net asset value, end of year	$35.89	$35.19	$34.99	$32.99	$30.95

Total return	4.03%	2.62%	8.19%	9.01%	3.40%

Ratios/Supplemental data:
Net assets, end of year (000s)	$531,165	$360,717	$246,701	$186,415	$153,216
Ratio of expenses to average net assets[c]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.13%	2.10%	2.07%	2.09%	2.12%
Portfolio turnover rate[d]	12%	83%	9%	7%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core Growth Allocation ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012
Net asset value, beginning of year	$40.53	$39.50	$36.40	$32.75	$32.28

Income from investment operations:
Net investment income[a]	0.90	0.91	0.83	0.78	0.69
Net realized and unrealized gain[b]	0.19	0.98	3.07	3.65	0.48

Total from investment operations	1.09	1.89	3.90	4.43	1.17

Less distributions from:
Net investment income	(0.81)	(0.86)	(0.80)	(0.78)	(0.70)

Total distributions	(0.81)	(0.86)	(0.80)	(0.78)	(0.70)

Net asset value, end of year	$40.81	$40.53	$39.50	$36.40	$32.75

Total return	2.80%	4.82%	10.77%	13.68%	3.75%

Ratios/Supplemental data:
Net assets, end of year (000s)	$763,086	$455,946	$306,163	$202,040	$135,916
Ratio of expenses to average net assets[c]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.31%	2.25%	2.17%	2.24%	2.17%
Portfolio turnover rate[d]	11%	75%	12%	9%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core Aggressive Allocation ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012
Net asset value, beginning of year	$47.33	$45.81	$41.28	$35.25	$35.09

Income from investment operations:
Net investment income[a]	1.05	1.05	0.97	0.90	0.76
Net realized and unrealized gain (loss)[b]	(0.38)	1.47	4.48	6.01	0.16

Total from investment operations	0.67	2.52	5.45	6.91	0.92

Less distributions from:
Net investment income	(0.98)	(1.00)	(0.92)	(0.88)	(0.76)

Total distributions	(0.98)	(1.00)	(0.92)	(0.88)	(0.76)

Net asset value, end of year	$47.02	$47.33	$45.81	$41.28	$35.25

Total return	1.53%	5.54%	13.24%	19.81%	2.76%

Ratios/Supplemental data:
Net assets, end of year (000s)	$444,366	$376,267	$267,985	$169,263	$89,879
Ratio of expenses to average net assets[c]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.33%	2.24%	2.19%	2.33%	2.24%
Portfolio turnover rate[d]	6%	58%	12%	10%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Multi-Asset Income ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Period from Apr. 3, 2012[a] to Jul. 31, 2012
Net asset value, beginning of period	$24.64	$26.28	$25.20	$26.40	$25.00

Income from investment operations:
Net investment income[b]	1.04	1.23	1.52	1.41	0.35
Net realized and unrealized gain (loss)[c]	0.65	(1.38)	1.14	(1.20)	1.37

Total from investment operations	1.69	(0.15)	2.66	0.21	1.72

Less distributions from:
Net investment income	(1.04)	(1.24)	(1.53)	(1.41)	(0.32)
Net realized gain	(0.06)	(0.25)	(0.05)	—	—
Return of capital	(0.13)	—	—	—	—

Total distributions	(1.23)	(1.49)	(1.58)	(1.41)	(0.32)

Net asset value, end of period	$25.10	$24.64	$26.28	$25.20	$26.40

Total return	7.26%	(0.67)%	10.95%	0.71%	6.91%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$238,477	$257,464	$170,802	$112,134	$48,844
Ratio of expenses to average net assets[e,f]	0.24%	0.24%	0.18%	0.20%	0.20%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	4.35%	4.77%	5.92%	5.36%	4.22%
Portfolio turnover rate[g]	35%	47%	68%	51%	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core Conservative Allocation	Diversified
Core Moderate Allocation	Diversified
Core Growth Allocation	Diversified
Core Aggressive Allocation	Diversified
Morningstar Multi-Asset Income	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. Each underlying index is comprised entirely of securities of iShares funds (each, an “Underlying Fund,” collectively, the “Underlying Funds”) that themselves seek investment results that correspond generally to the price and yield performance, before fees and expenses, of their own respective underlying indexes. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Each Fund is a fund of funds and seeks its investment objective by investing primarily in the affiliated Underlying Funds.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions from the Underlying Funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2016, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Core Conservative Allocation
Goldman Sachs & Co.	$827,106	$827,106	$—
JPMorgan Clearing Corp.	112,266	112,266	—

	$939,372	$939,372	$—

Core Moderate Allocation
Goldman Sachs & Co.	$31,183,716	$31,183,716	$—

	$31,183,716	$31,183,716	$—

Core Aggressive Allocation
Goldman Sachs & Co.	$17,468,128	$17,468,128	$—
SG Americas Securities LLC	510,250	510,250	—

	$17,978,378	$17,978,378	$—

Morningstar Multi-Asset Income
Citigroup Global Markets Inc.	$3,355,500	$3,355,500	$—
Goldman Sachs & Co.	25,623,000	25,623,000	—
Jefferies LLC	21,006,333	21,006,333	—
SG Americas Securities LLC	360,998	360,998	—

	$50,345,831	$50,345,831	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.25% based on the average daily net assets of each Fund. In addition, each Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For each of the iShares Core Conservative Allocation, iShares Core Moderate Allocation, iShares Core Growth Allocation and iShares Core Aggressive Allocation ETFs, BFA has contractually agreed to waive a portion of its investment advisory fees for each Fund through November 30, 2016 in an amount equal to 0.14% of average daily net assets.

For the iShares Morningstar Multi-Asset Income ETF, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2016 in order to limit total annual operating expenses after fee waiver to 0.60% of average daily net assets.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Core Conservative Allocation	$1,705
Core Moderate Allocation	6,427
Core Growth Allocation	8,728
Core Aggressive Allocation	5,927
Morningstar Multi-Asset Income	95,666

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended July 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Core Conservative Allocation	$—	$370,360
Core Moderate Allocation	—	190,551
Core Growth Allocation	294,782	—
Core Aggressive Allocation	266,167	—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2016 were as follows:

iShares ETF	Purchases	Sales
Core Conservative Allocation	$30,710,213	$30,750,555
Core Moderate Allocation	55,160,775	55,250,249
Core Growth Allocation	72,713,540	72,793,958
Core Aggressive Allocation	24,559,136	24,439,588
Morningstar Multi-Asset Income	79,652,021	80,268,747

In-kind transactions (see Note 4) for the year ended July 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core Conservative Allocation	$112,252,435	$73,957,038
Core Moderate Allocation	347,780,916	184,208,192
Core Growth Allocation	719,622,058	410,576,565
Core Aggressive Allocation	190,226,078	114,222,943
Morningstar Multi-Asset Income	22,774,206	44,145,166

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity and fixed income financial instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of a Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® TRUST

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2016, attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Core Conservative Allocation	$2,610,441	$48,907	$(2,659,348)
Core Moderate Allocation	5,392,972	73,430	(5,466,402)
Core Growth Allocation	1,134,335	92,948	(1,227,283)
Core Aggressive Allocation	7,016,951	48,190	(7,065,141)
Morningstar Multi-Asset Income	(2,970,179)	—	2,970,179

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 was as follows:

iShares ETF	2016	2015
Core Conservative Allocation
Ordinary income	$5,086,107	$4,277,533

Core Moderate Allocation
Ordinary income	$9,597,269	$6,546,196

Core Growth Allocation
Ordinary income	$15,600,977	$9,423,817

Core Aggressive Allocation
Ordinary income	$9,583,359	$7,290,053

Morningstar Multi-Asset Income
Ordinary income	$10,433,313	$13,079,775
Long-term capital gain	76,647	759,440
Return of capital	1,270,703	—

	$11,780,663	$13,839,215

As of July 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Core Conservative Allocation	$(254,616)	$8,720,969	$(761,184)	$7,705,169
Core Moderate Allocation	(866,915)	12,067,441	(1,520,764)	9,679,762
Core Growth Allocation	(1,463,895)	14,085,827	(1,813,800)	10,808,132
Core Aggressive Allocation	(1,596,175)	10,486,908	(573,401)	8,317,332
Morningstar Multi-Asset Income	(2,132,213)	(3,307,375)	(6,902,874)	(12,342,462)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
Core Conservative Allocation	$244,767	$—	$9,849	$254,616
Core Moderate Allocation	862,717	—	4,198	866,915
Core Growth Allocation	1,461,406	2,489	—	1,463,895
Core Aggressive Allocation	1,596,175	—	—	1,596,175
Morningstar Multi-Asset Income	2,132,213	—	—	2,132,213

[a]	Must be utilized prior to losses subject to expiration.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® TRUST

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Core Conservative Allocation ETF, iShares Core Moderate Allocation ETF, iShares Core Growth Allocation ETF, iShares Core Aggressive Allocation ETF and iShares Morningstar Multi-Asset Income ETF (the “Funds”) at July 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 26, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	49

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2016:

iShares ETF	Qualified Dividend Income
Core Conservative Allocation	$1,642,976
Core Moderate Allocation	4,103,211
Core Growth Allocation	9,428,885
Core Aggressive Allocation	7,305,634
Morningstar Multi-Asset Income	3,270,879

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended July 31, 2016 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Core Conservative Allocation	15.75%
Core Moderate Allocation	20.95
Core Growth Allocation	29.71
Core Aggressive Allocation	37.26
Morningstar Multi-Asset Income	16.28

For the fiscal year ended July 31, 2016, the following Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core Conservative Allocation	$953,635	$81,587
Core Moderate Allocation	2,191,176	177,453
Core Growth Allocation	4,878,906	379,540
Core Aggressive Allocation	4,160,621	343,339
Morningstar Multi-Asset Income	1,131,185	96,303

The iShares Morningstar Multi-Asset Income ETF hereby designates $76,647 as 20% rate long-term capital gain dividends for the fiscal year ended July 31, 2016.

The iShares Morningstar Multi-Asset Income ETF hereby designates $483,367 as short-term capital gain dividends for the fiscal year ended July 31, 2016.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	51

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core Conservative Allocation	$0.637418	$—	$0.011904	$0.649322	98%	—%	2%	100%
Core Moderate Allocation	0.671309	—	0.014198	0.685507	98	—	2	100
Core Growth Allocation	0.793162	—	0.019983	0.813145	98	—	2	100
Core Aggressive Allocation	0.957963	—	0.026928	0.984891	97	—	3	100
Morningstar Multi-Asset Income	1.109004	0.057146	0.065495	1.231645	90	5	5	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Funds . The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	55

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core Conservative Allocation ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	1,381	99.86%
Less than –0.5%	2	0.14

	1,383	100.00%

iShares Core Moderate Allocation ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.07%
Between 0.5% and –0.5%	1,382	99.93

	1,383	100.00%

iShares Core Growth Allocation ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	1,381	99.86%
Less than –0.5% and Greater than –1.0%	1	0.07
Less than –1.0%	1	0.07

	1,383	100.00%

iShares Core Aggressive Allocation ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.07%
Between 0.5% and –0.5%	1,381	99.86
Less than –0.5%	1	0.07

	1,383	100.00%

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Multi-Asset Income ETF

Period Covered: April 3, 2012 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	0.19%
Greater than 1.0% and Less than 1.5%	7	0.66
Greater than 0.5% and Less than 1.0%	28	2.62
Between 0.5% and –0.5%	1,002	93.90
Less than –0.5% and Greater than –1.0%	18	1.69
Less than –1.0% and Greater than –1.5%	7	0.66
Less than –1.5% and Greater than –2.0%	2	0.19
Less than –2.0%	1	0.09

	1,067	100.00%

SUPPLEMENTAL INFORMATION	57

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 342 funds (as of July 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	59

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (51)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (45)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	61

Notes:

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC or Morningstar, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-704-0716

JULY 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares MSCI ACWI Low Carbon Target ETF | CRBN | NYSE Arca
➢	iShares MSCI All Country Asia ex Japan ETF | AAXJ | NASDAQ
➢	iShares MSCI Europe Financials ETF | EUFN | NASDAQ
➢	iShares MSCI Kokusai ETF | TOK | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets declined modestly for the 12 months ended July 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.44% for the reporting period.

The modest overall decline in global stock markets masked significant volatility during the reporting period. Stocks fell during the first half of the reporting period amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

Central bank stimulus activity and a recovery in energy prices helped global equity markets reverse course after bottoming in mid-February 2016. The global equity market rally in the latter half of the reporting period was also driven by signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Late in the reporting period, market volatility increased following the “Brexit” referendum in the U.K., where an affirmative vote to leave the European Union led to a sharp decline in the British pound (which fell by 18% against the U.S. dollar for the reporting period) and increased expectations of an interest rate cut from the Bank of England.

Among developed markets, the U.S. was one of the few markets to advance, returning approximately 4% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first seven months of the year. Stable Fed monetary policy provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region were mixed. Australia and New Zealand posted positive returns for the reporting period, benefiting from improving economic growth. However, other markets in the region, including Japan and Singapore, fell during the reporting period. In particular, the Japanese equity market declined by nearly 20%, but a strong rally in the Japanese yen (which appreciated by 17% against the U.S. dollar) helped offset the overall market decline.

European stock markets declined by approximately 10% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Denmark performed best. In the U.K., the equity market advanced by about 4%, but the sharp decline in the British pound led to negative returns in U.S. dollar terms.

Emerging markets stocks declined by approximately 1% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil. Stock markets in Eastern Europe fell the most, primarily because of sharp declines in Greece, Poland, and the Czech Republic.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.31)%	(0.22)%	(0.68)%	(0.31)%	(0.22)%	(0.68)%
Since Inception	1.89%	1.87%	1.44%	3.14%	3.10%	2.38%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/8/14. The first day of secondary market trading was 12/9/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,121.70	$1.06	$1,000.00	$1,023.90	$1.01	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

The iShares MSCI ACWI Low Carbon Target ETF (the “Fund”) seeks to track the investment results of an index composed of large and mid-capitalization developed and emerging market equities with a lower carbon exposure than that of the broad market, as represented by the MSCI ACWI Low Carbon Target Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -0.31%, net of fees, while the total return for the Index was -0.68%.

Stocks of low-carbon-emitting companies, as represented by the Index, recorded a narrow loss for the reporting period. Against broader global equity markets, Index performance was mixed.

Low-carbon stocks rose in mid-December 2015 after the United Nations Climate Change Conference in Paris backed a plan to combat climate change. But the boost proved short-lived, as the Index sank in January 2016 along with broader markets. The Index subsequently rebounded along with the rest of the stock market, recouping most of its earlier losses. In line with the broad market, low-carbon stocks sank after the United Kingdom’s Brexit vote to leave the European Union, but quickly recovered to finish the reporting period on the upswing.

On a country basis, the United Kingdom recorded the weakest performance in the Index, as currency losses following the Brexit vote detracted from returns for U.S. investors. Switzerland and France were also among the country laggards in the reporting period. On the positive side, the U.S., representing approximately 53% of the Index on average, delivered the largest contribution to return for the reporting period, reflecting the relatively strong performance of U.S. stocks. Besides the U.S., Korea and Canada also recorded notable results.

In terms of economic sectors, six of the 10 sectors in the Index delivered positive returns in the reporting period. The financials sector was the worst-performer in the reporting period, as economic weakness and the financial implications of the Brexit vote weighed on banks. The healthcare sector also lagged. Conversely, the information technology sector contributed to Index performance, as did the consumer staples sector.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	20.47%
Information Technology	15.40
Health Care	12.54
Consumer Discretionary	12.49
Industrials	11.37
Consumer Staples	10.80
Energy	5.71
Telecommunication Services	4.21
Materials	3.93
Utilities	3.08

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

United States	53.26%
Japan	7.79
United Kingdom	6.25
Canada	3.51
France	3.10
Switzerland	2.95
Germany	2.90
China	2.66
Australia	2.50
South Korea	1.56

TOTAL	86.48%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.83)%	(0.57)%	(1.48)%	(1.83)%	(0.57)%	(1.48)%
5 Years	0.12%	0.28%	0.78%	0.61%	1.40%	3.94%
Since Inception	3.48%	3.60%	4.17%	31.30%	32.56%	38.46%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/13/08. The first day of secondary market trading was 8/15/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,156.40	$3.86	$1,000.00	$1,021.30	$3.62	0.72%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

The iShares MSCI All Country Asia ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Asian equities, excluding Japan, as represented by the MSCI AC Asia ex Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -1.83%, net of fees, while the total return for the Index was -1.48%.

As represented by the Index, Asian stocks (excluding Japan) registered a modest loss for the reporting period. Measured against broader global stock markets, the Index recorded a mixed performance.

After opening the reporting period on the downside and then moving in a narrow range for several months, the Index plunged in January 2016 along with broader stock markets. However, stocks of developed countries (excluding Japan) recovered in February and followed the broader market higher, recouping most of their earlier losses. Compared to the steep decline of many world equity markets, the Index fell moderately after the United Kingdom’s Brexit vote to leave the European Union. The Index, along with global stock markets, quickly recovered and finished the reporting period on the upswing.

In geographic terms, China was the worst-performing country in the Index during the reporting period, as the nation’s economic growth slowed. Hong Kong and Singapore also hindered the Index’s return. Conversely, South Korea contributed to Index performance in the reporting period, as did Taiwan and Indonesia.

On a sector basis, eight of the 10 economic sectors in the Index posted negative returns for the reporting period. Dragged down by the banking industry, the financials sector had the largest negative effect on Index performance. The industrials and energy sectors also hurt Index results in the reporting period. On the positive side, the information technology sector contributed notably to Index performance, led by strength in the technology hardware and equipment industry. The materials sector also boosted Index performance during the reporting period.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	29.38%
Information Technology	26.34
Consumer Discretionary	9.39
Industrials	8.21
Telecommunication Services	6.38
Consumer Staples	5.41
Materials	4.28
Energy	4.09
Utilities	3.97
Health Care	2.55

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

China	29.85%
South Korea	17.45
Taiwan	14.38
Hong Kong	12.07
India	9.95
Singapore	5.22
Malaysia	3.29
Indonesia	3.23
Thailand	2.76
Philippines	1.80

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI EUROPE FINANCIALS ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(27.77)%	(27.74)%	(27.72)%	(27.77)%	(27.74)%	(27.72)%
5 Years	(1.61)%	(1.52)%	(1.47)%	(7.79)%	(7.39)%	(7.16)%
Since Inception	(2.58)%	(2.62)%	(2.43)%	(15.72)%	(15.91)%	(14.82)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/20/10. The first day of secondary market trading was 1/22/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$945.90	$2.32	$1,000.00	$1,022.50	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EUROPE FINANCIALS ETF

The iShares MSCI Europe Financials ETF (the “Fund”) seeks to track the investment results of an index composed of developed market European equities in the financials sector, as represented by the MSCI Europe Financials Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -27.77%, net of fees, while the total return for the Index was -27.72%.

European financial stocks, as represented by the Index, declined sharply during the reporting period, underperforming the broad European stock market.

Economic weakness in the Eurozone and the continuation of extraordinary monetary stimulus measures from the European Central Bank (“ECB”) contributed to the negative performance of European financial stocks. The ECB kept interest rates extremely low during the reporting period. In March, the ECB unexpectedly lowered interest rates to 0% and expanded its massive bond-buying program aimed at stimulating Europe’s still-struggling economy. Low interest rates limited the profitability of European financial companies. Some of the weakness in European financial stocks also arose from wider worries about the slow growth of the global economy, which drove down financial stocks in major markets elsewhere in the world.

Financial stocks in the United Kingdom, which made up an average of 31% of the Index during the reporting period, were the largest detractors to Index performance. The stocks of leading U.K.-based financial institutions were weakened after the decision of the British people to leave the European Union. The vote spurred a range of concerns, including existential questions facing the Eurozone, worries that further market uncertainty could undermine fragile recoveries at many banks, and fears that falling long-term bond yields could mean renewed pressure on profits.

Financial stocks in every European country detracted from the Index’s performance for the period. Spain, Switzerland, and Italy were among the largest detractors. From an industry perspective, banking, capital markets, and insurance stocks all were large detractors during the reporting period.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Banks	48.04%
Insurance	29.09
Capital Markets	9.27
Real Estate Investment Trusts (REITs)	5.76
Diversified Financial Services	4.92
Real Estate Management & Development	2.55
Consumer Finance	0.37

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

United Kingdom	31.16%
France	13.28
Switzerland	11.96
Germany	11.80
Spain	8.82
Sweden	7.00
Italy	5.09
Netherlands	4.36
Belgium	1.83
Denmark	1.46

TOTAL	96.76%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI KOKUSAI ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.11%	0.22%	(0.17)%	0.11%	0.22%	(0.17)%
5 Years	8.46%	8.07%	8.22%	50.12%	47.39%	48.42%
Since Inception	3.26%	3.26%	2.98%	31.97%	31.98%	28.84%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/10/07. The first day of secondary market trading was 12/12/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,119.40	$1.32	$1,000.00	$1,023.60	$1.26	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI KOKUSAI ETF

The iShares MSCI Kokusai ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding Japan, as represented by the MSCI Kokusai Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 0.11%, net of fees, while the total return for the Index was -0.17%.

As represented by the Index, global stocks in developed countries (excluding Japan) registered a narrow loss for the reporting period, slightly outperforming broader world equity markets.

After moving in a narrow range for several months, the Index plunged in January 2016 along with the broader stock market. However, stocks of developed countries in the Index recovered in February and followed broader markets higher, recouping most of their earlier losses. Along with global stocks generally, the Index sank after the United Kingdom’s Brexit vote to leave the European Union; however, stock markets quickly recovered, and the Index finished the reporting period on the upswing.

The United Kingdom was the largest detractor from the Index’s performance in the reporting period, as the British pound fell relative to the U.S. dollar following the Brexit vote and dragged down results in U.S. dollars. Switzerland and France also detracted from Index results. Conversely, reflecting the relative strength of the U.S. stock market, the United States, representing about 64% of the Index on average, was the top contributor to Index performance on a geographic basis in the reporting period. Australia also boosted Index results.

Four of the 10 economic sectors in the Index posted negative returns for the reporting period. The financials sector was the biggest detractor from Index performance, dragged down by weakness in the banking industry. The healthcare and consumer discretionary sectors also detracted in the reporting period. On the positive side, the information technology sector made a notable contribution to Index results, along with the consumer staples and industrials sectors.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	19.24%
Information Technology	14.92
Health Care	14.00
Consumer Discretionary	11.83
Consumer Staples	11.08
Industrials	10.09
Energy	7.08
Materials	4.76
Utilities	3.66
Telecommunication Services	3.34

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

United States	65.23%
United Kingdom	7.77
France	3.91
Canada	3.85
Switzerland	3.66
Germany	3.58
Australia	3.03
Hong Kong	1.32
Netherlands	1.29
Spain	1.21

TOTAL	94.85%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2016 and held through July 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.97%

AUSTRALIA — 2.50%
Amcor Ltd./Australia	7,850	$89,615
AMP Ltd.	21,850	96,487
APA Group	39,000	287,823
Aurizon Holdings Ltd.	7,200	28,456
Australia & New Zealand Banking Group Ltd.	18,900	371,190
Brambles Ltd.	17,450	178,386
Caltex Australia Ltd.	9,900	249,512
Commonwealth Bank of Australia	11,112	653,273
Crown Resorts Ltd.	4,550	45,303
CSL Ltd.	2,650	237,668
Dexus Property Group	12,600	93,564
Domino’s Pizza Enterprises Ltd.	600	34,293
Fortescue Metals Group Ltd.	34,150	114,984
Goodman Group	27,750	159,029
GPT Group (The)	26,650	113,632
Insurance Australia Group Ltd.	19,300	88,601
LendLease Group	6,700	68,288
Macquarie Group Ltd.	2,700	152,658
Medibank Pvt Ltd.	15,050	35,117
Mirvac Group	55,700	93,137
National Australia Bank Ltd.	17,602	355,063
Newcrest Mining Ltd.[a]	4,600	87,406
Oil Search Ltd.	28,750	154,927
QBE Insurance Group Ltd.	10,250	85,462
Scentre Group	43,800	176,438
Seek Ltd.	2,200	27,924
Sonic Healthcare Ltd.	1,900	33,185
Stockland	30,750	117,793
Suncorp Group Ltd.	7,900	80,639
Sydney Airport	27,100	155,716
Tatts Group Ltd.	20,050	62,937
Telstra Corp. Ltd.	37,600	164,894
Transurban Group	23,088	220,403
Treasury Wine Estates Ltd.	5,850	42,907
Wesfarmers Ltd.	6,650	216,983
Westfield Corp.	18,250	148,141
Westpac Banking Corp.	22,068	521,466
Woolworths Ltd.	7,700	137,004

		5,980,304
AUSTRIA — 0.01%
Raiffeisen Bank International AGa	2,150	28,370

		28,370

Security	Shares	Value
BELGIUM — 0.44%
Ageas	1,500	$50,481
Anheuser-Busch InBev SA/NV	5,700	734,925
Colruyt SA	900	50,211
KBC Group NVa	1,350	70,176
UCB SA	1,050	82,156
Umicore SA	950	54,965

		1,042,914
BRAZIL — 0.62%
AES Tiete Energia SA	25,000	133,028
Ambev SA	20,000	116,322
Banco do Brasil SA	5,000	32,561
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	10,000	59,058
CCR SA	15,000	86,917
Cielo SA	6,680	75,947
Cosan SA Industria e Comercio	15,000	158,010
CPFL Energia SA	10,884	76,906
Embraer SA	5,000	22,940
Equatorial Energia SA	5,000	85,896
Klabin SA Units	5,000	26,281
Kroton Educacional SA	10,000	44,673
Ultrapar Participacoes SA	25,000	572,639

		1,491,178
CANADA — 3.50%
Agnico Eagle Mines Ltd.	4,250	247,625
Alimentation Couche-Tard Inc. Class B	2,450	110,903
AltaGas Ltd.	12,000	306,062
ARC Resources Ltd.	1,100	19,376
Bank of Montreal	2,900	186,135
Bank of Nova Scotia (The)	6,550	333,063
Barrick Gold Corp.	7,650	167,249
BCE Inc.	1,100	52,746
Bombardier Inc. Class Ba	19,750	29,684
Brookfield Asset Management Inc. Class A	7,350	254,140
Cameco Corp.	24,400	233,512
Canadian Imperial Bank of Commerce/Canada	2,150	163,536
Canadian National Railway Co.	4,200	266,580
Canadian Pacific Railway Ltd.	1,050	157,502
Canadian Tire Corp. Ltd. Class A	300	31,561
CCL Industries Inc. Class B	650	116,487
CGI Group Inc. Class Aa	750	36,458

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2016

Security	Shares	Value
Constellation Software Inc./Canada	150	$61,138
Dollarama Inc.	400	29,612
Element Financial Corp.	2,450	26,340
Enbridge Inc.	15,650	644,578
Fairfax Financial Holdings Ltd.	150	80,520
Finning International Inc.	1,050	17,038
First Quantum Minerals Ltd.	12,600	109,086
Franco-Nevada Corp.	2,900	223,874
George Weston Ltd.	1,000	88,923
Goldcorp Inc.	7,000	125,233
Inter Pipeline Ltd.	18,600	389,102
Keyera Corp.	6,300	181,070
Kinross Gold Corp.[a]	8,800	45,550
Loblaw Companies Ltd.	1,600	89,359
Magna International Inc. Class A	2,000	77,144
Manulife Financial Corp.	12,300	167,892
Pembina Pipeline Corp.	14,000	408,819
PrairieSky Royalty Ltd.	22,250	433,551
Restaurant Brands International Inc.	1,150	51,519
Rogers Communications Inc. Class B	2,200	97,292
Royal Bank of Canada	8,400	512,677
Shaw Communications Inc. Class B	1,400	28,428
Silver Wheaton Corp.	7,000	195,660
SNC-Lavalin Group Inc.	800	34,508
Sun Life Financial Inc.	2,050	67,629
Thomson Reuters Corp.	1,600	67,494
Toronto-Dominion Bank (The)	9,850	429,712
TransCanada Corp.	9,550	443,355
Valeant Pharmaceuticals International Inc.[a,b]	2,350	52,404
Veresen Inc.	22,700	192,351
Vermilion Energy Inc.	6,400	213,489
Yamana Gold Inc.	16,650	95,376

		8,393,342
CHILE — 0.13%
Aguas Andinas SA Series A	317,950	192,293
Cencosud SA	8,350	23,773
SACI Falabella	11,450	84,043

		300,109
CHINA — 2.65%
58.com Inc. ADR[a]	650	33,806
Agricultural Bank of China Ltd. Class H	300,000	110,181
Alibaba Group Holding Ltd. ADR[a,b]	6,500	536,120

Security	Shares	Value
AviChina Industry & Technology Co. Ltd. Class H	50,000	$36,598
Baidu Inc.[a]	1,800	287,280
Bank of China Ltd. Class H	600,000	246,651
Bank of Communications Co. Ltd. Class H	50,000	33,699
Beijing Enterprises Water Group Ltd.[b]	200,000	121,393
Belle International Holdings Ltd.	100,000	66,109
CGN Power Co. Ltd. Class Hc	400,000	118,042
China Communications Construction Co. Ltd. Class H	50,000	54,640
China Construction Bank Corp. Class H	650,000	435,570
China Evergrande Group[b]	50,000	31,508
China Galaxy Securities Co. Ltd. Class H	50,000	43,235
China Life Insurance Co. Ltd. Class H	50,000	113,918
China Merchants Bank Co. Ltd. Class H	50,000	106,959
China Minsheng Banking Corp. Ltd. Class H	75,000	78,190
China Mobile Ltd.	50,000	616,306
China Oilfield Services Ltd. Class H	100,000	77,964
China Pacific Insurance Group Co. Ltd. Class H	30,000	105,929
China Taiping Insurance Holdings Co. Ltd.[a]	10,000	19,588
China Telecom Corp. Ltd. Class H	100,000	49,227
China Unicom Hong Kong Ltd.	100,000	106,573
China Vanke Co. Ltd. Class H	10,000	22,603
CITIC Securities Co. Ltd. Class H	25,000	53,158
COSCO Pacific Ltd.	100,000	103,093
CRRC Corp. Ltd. Class H	50,000	45,812
Ctrip.com International Ltd.[a,b]	2,250	98,257
Dalian Wanda Commercial Properties Co. Ltd. Class Hc	4,800	30,402
GF Securities Co. Ltd. Class H	10,000	21,856
Great Wall Motor Co. Ltd. Class H	50,000	51,869
Guangdong Investment Ltd.	100,000	153,351
Haitong Securities Co. Ltd. Class H	20,000	32,474
Huaneng Renewables Corp. Ltd. Class H	300,000	95,877
Huatai Securities Co. Ltd. Class Hc	10,000	20,361
Industrial & Commercial Bank of China Ltd. Class H	500,000	282,863
JD.com Inc. ADR[a,b]	4,950	107,167

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2016

Security	Shares	Value
Kunlun Energy Co. Ltd.	200,000	$151,032
Lenovo Group Ltd.[b]	100,000	64,691
Netease Inc.	600	122,562
New Oriental Education & Technology Group Inc. ADR	1,250	55,075
Ping An Insurance Group Co. of China Ltd. Class H	50,000	233,249
Shui On Land Ltd.	50,000	13,467
Sino Biopharmaceutical Ltd.	50,000	33,377
Sino-Ocean Group Holding Ltd.	75,000	31,701
Sinotrans Ltd. Class H	150,000	68,622
SOHO China Ltd.[b]	125,000	57,668
Sunac China Holdings Ltd.[b]	50,000	31,379
Tencent Holdings Ltd.	35,000	841,178
Vipshop Holdings Ltd. ADR[a]	3,150	44,824
Want Want China Holdings Ltd.[b]	100,000	61,212

		6,358,666
COLOMBIA — 0.08%
Interconexion Electrica SA ESP	66,900	197,449

		197,449
DENMARK — 0.65%
Carlsberg A/S Class B	1,104	109,629
Chr Hansen Holding A/S	1,500	94,401
Coloplast A/S Class B	650	51,011
Danske Bank A/S	5,300	144,065
Novo Nordisk A/S Class B	12,800	729,537
Novozymes A/S Class B	2,742	134,597
Pandora A/S	1,054	137,228
TDC A/S	6,721	35,386
Vestas Wind Systems A/S	1,672	116,738

		1,552,592
EGYPT — 0.01%
Talaat Moustafa Group	47,250	29,159

		29,159
FINLAND — 0.41%
Elisa OYJ	2,550	92,504
Kone OYJ Class B	4,000	202,582
Metso OYJ	1,200	33,293
Neste OYJ	4,750	179,907
Nokia OYJ	37,400	214,968
Nokian Renkaat OYJ	650	24,154
Sampo OYJ Class A	3,350	138,869
Wartsila OYJ Abp	2,050	88,991

		975,268

Security	Shares	Value
FRANCE — 3.09%
Aeroports de Paris	900	$95,731
Airbus Group SE	4,450	261,898
AXA SA	17,450	355,731
BNP Paribas SA	7,850	389,360
Bollore SA	27,200	98,488
Capgemini SA	1,750	168,199
Carrefour SA	3,250	81,427
Christian Dior SE	400	72,351
CNP Assurances	3,750	57,303
Credit Agricole SA	10,550	93,437
Danone SA	4,700	362,018
Edenred	3,000	68,051
Essilor International SA	1,600	204,953
Fonciere des Regions	805	75,742
Gecina SA	650	98,345
Groupe Eurotunnel SE Registered	6,250	64,956
Iliad SA	100	19,441
Ingenico Group SA	350	38,368
Kering	650	123,494
Klepierre	1,700	81,411
L’Oreal SA	2,150	409,322
Legrand SA	2,550	140,723
LVMH Moet Hennessy Louis Vuitton SE	2,050	351,656
Natixis SA	12,650	52,128
Orange SA	14,400	220,447
Pernod Ricard SA	2,100	239,999
Peugeot SAa	2,300	34,747
Publicis Groupe SA	1,650	122,885
Renault SA	1,550	135,630
Rexel SA	5,900	87,716
Safran SA	2,750	186,971
Sanofi	8,000	681,238
Schneider Electric SE	5,300	346,832
SCOR SE	2,500	73,064
SES SA	3,200	70,119
SFR Group SA	750	17,721
Societe Generale SA	6,300	215,259
Sodexo SA	1,050	122,994
Technip SA	2,600	145,155
Thales SA	929	84,656
Unibail-Rodamco SE	930	255,989
Valeo SA	750	38,496
Vinci SA	4,150	315,060

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2016

Security	Shares	Value
Vivendi SA	9,500	$186,812
Zodiac Aerospace	2,400	54,079

		7,400,402
GERMANY — 2.67%
adidas AG	1,800	295,386
Allianz SE Registered	3,550	509,324
BASF SE	4,350	341,772
Bayer AG Registered	4,700	505,711
Bayerische Motoren Werke AG	2,100	180,939
Beiersdorf AG	1,200	112,706
Brenntag AG	1,900	94,357
Commerzbank AG	12,100	79,778
Continental AG	750	157,254
Daimler AG Registered	6,650	452,280
Deutsche Bank AG Registered[a]	12,700	170,776
Deutsche Boerse AG	800	67,193
Deutsche Post AG Registered	6,250	186,538
Deutsche Telekom AG Registered	20,150	343,061
Deutsche Wohnen AG Bearer	3,100	116,044
Fresenius Medical Care AG & Co. KGaA	1,600	146,285
Fresenius SE & Co. KGaA	2,900	216,595
GEA Group AG	2,050	109,428
Hannover Rueck SE	350	35,820
Henkel AG & Co. KGaA	800	86,866
HUGO BOSS AG	400	23,729
Infineon Technologies AG	10,750	177,914
Merck KGaA	1,250	138,048
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	1,400	233,580
ProSiebenSat.1 Media SE Registered	500	22,863
SAP SE	7,050	618,158
Siemens AG Registered	5,950	646,197
Symrise AG	2,100	148,038
Telefonica Deutschland Holding AG	8,450	34,490
Vonovia SE	3,650	144,693

		6,395,823
GREECE — 0.04%
Alpha Bank AEa	8,526	16,876
Eurobank Ergasias SAa	27,988	15,962
JUMBO SA	1,812	21,418
National Bank of Greece SAa	75,819	17,126
Piraeus Bank SAa	89,409	14,997

		86,379

Security	Shares	Value
HONG KONG — 1.06%
AIA Group Ltd.	80,000	$495,364
BOC Hong Kong Holdings Ltd.	25,000	81,991
Cheung Kong Infrastructure Holdings Ltd.	26,000	229,847
Cheung Kong Property Holdings Ltd.	25,000	178,481
CK Hutchison Holdings Ltd.	25,000	292,528
Galaxy Entertainment Group Ltd.[b]	50,000	166,238
Hong Kong & China Gas Co. Ltd.	175,590	325,839
Hong Kong Exchanges and Clearing Ltd.[b]	5,000	123,390
Hongkong Land Holdings Ltd.[b]	10,000	64,000
Link REIT	25,000	186,535
Melco Crown Entertainment Ltd. ADR[b]	1,700	23,732
MGM China Holdings Ltd.	20,000	28,969
MTR Corp. Ltd.	25,000	141,431
New World Development Co. Ltd.	47,000	54,632
Sands China Ltd.	20,000	76,289
Wynn Macau Ltd.[b]	40,000	64,949

		2,534,215
INDIA — 0.75%
ICICI Bank Ltd. ADR	30,700	232,706
Infosys Ltd. ADR	24,050	395,141
Larsen & Toubro Ltd. GDR[d]	14,050	326,663
Mahindra & Mahindra Ltd. GDR	13,500	299,025
State Bank of India GDR[d]	6,450	218,333
Wipro Ltd. ADR[b]	29,468	334,167

		1,806,035
INDONESIA — 0.34%
Astra International Tbk PT	200,000	117,952
Bank Central Asia Tbk PT	40,000	44,127
Bank Mandiri Persero Tbk PT	90,000	69,397
Bank Rakyat Indonesia Persero Tbk PT	100,000	87,987
Gudang Garam Tbk PT	10,000	51,552
Hanjaya Mandala Sampoerna Tbk PT	250,000	69,283
Jasa Marga Persero Tbk PT	50,000	20,327
Perusahaan Gas Negara Persero Tbk PT	525,000	131,866
Telekomunikasi Indonesia Persero Tbk PT	515,000	166,313
Unilever Indonesia Tbk PT	10,000	34,393
United Tractors Tbk PT	20,000	24,049

		817,246

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2016

Security	Shares	Value
IRELAND — 0.04%
Bank of Ireland[a]	209,450	$43,330
Paddy Power Betfair PLC	550	64,579

		107,909
ISRAEL — 0.23%
Bezeq The Israeli Telecommunication Corp. Ltd.	14,050	28,027
Check Point Software Technologies Ltd.[a,b]	650	49,972
Mobileye NVa,b	1,650	79,052
Nice Ltd.	650	44,596
Teva Pharmaceutical Industries Ltd.	6,400	344,734

		546,381
ITALY — 0.55%
Assicurazioni Generali SpA	10,300	135,682
Atlantia SpA	7,100	177,450
CNH Industrial NV	11,700	83,473
Ferrari NV	600	27,133
Intesa Sanpaolo SpA	86,050	189,564
Luxottica Group SpA	1,550	75,242
Mediobanca SpA	3,850	26,973
Snam SpA	46,500	269,093
Terna Rete Elettrica Nazionale SpA	31,850	173,451
UniCredit SpA	44,000	107,853
Unione di Banche Italiane SpA	13,600	41,731

		1,307,645
JAPAN — 7.76%
Aeon Co. Ltd.	5,000	72,303
AEON Financial Service Co. Ltd.	5,000	116,310
Amada Holdings Co. Ltd.	15,000	164,951
Asahi Group Holdings Ltd.	5,000	170,562
Astellas Pharma Inc.	15,000	251,964
Bridgestone Corp.	5,000	175,684
Brother Industries Ltd.	5,000	57,716
Canon Inc.	10,000	286,383
Concordia Financial Group Ltd.[a]	10,000	43,343
Dai-ichi Life Insurance Co. Ltd. (The)	10,000	132,312
Daiichi Sankyo Co. Ltd.	5,000	120,066
Daiwa House Industry Co. Ltd.	5,000	141,435
Denso Corp.	5,000	197,395
Dentsu Inc.	5,000	241,499
East Japan Railway Co.	5,000	462,751
Fuji Heavy Industries Ltd.	5,000	195,882
FUJIFILM Holdings Corp.	5,000	181,929
Hachijuni Bank Ltd. (The)	10,000	47,324

Security	Shares	Value
Hino Motors Ltd.	10,000	$106,259
Hitachi Chemical Co. Ltd.	5,000	105,576
Hitachi Ltd.	50,000	232,473
Hitachi Metals Ltd.	10,000	112,504
Honda Motor Co. Ltd.	15,000	415,890
Hoya Corp.	5,000	179,295
IHI Corp.	50,000	141,972
Iida Group Holdings Co. Ltd.	5,000	100,210
Isuzu Motors Ltd.	10,000	131,629
ITOCHU Corp.	20,000	228,814
Iyo Bank Ltd. (The)	5,000	32,639
Japan Exchange Group Inc.	5,000	71,718
Japan Post Bank Co. Ltd.	5,000	61,570
Japan Post Holdings Co. Ltd.	5,000	66,498
Japan Tobacco Inc.	10,000	392,740
Kansai Paint Co. Ltd.	10,000	211,446
Kao Corp.	5,000	270,918
KDDI Corp.	15,000	460,311
Kirin Holdings Co. Ltd.	10,000	172,415
Komatsu Ltd.	10,000	197,053
Kubota Corp.	10,000	148,070
Kyocera Corp.	5,000	238,620
Marubeni Corp.	40,000	187,813
Marui Group Co. Ltd.	5,000	72,694
Mazda Motor Corp.	5,000	75,499
Mitsubishi Corp.	15,000	260,306
Mitsubishi Heavy Industries Ltd.	50,000	216,178
Mitsubishi Motors Corp.	10,000	47,031
Mitsubishi UFJ Financial Group Inc.	105,000	534,810
Mitsui & Co. Ltd.	20,000	235,839
Mizuho Financial Group Inc.	215,000	350,554
MS&AD Insurance Group Holdings Inc.	5,000	146,656
Nippon Paint Holdings Co. Ltd.	5,000	138,801
Nippon Telegraph & Telephone Corp.	5,000	238,132
Nissan Motor Co. Ltd.	25,000	246,865
Nomura Holdings Inc.	45,000	206,020
Nomura Real Estate Holdings Inc.	5,000	87,037
NTT DOCOMO Inc.	10,000	268,283
Olympus Corp.	5,000	174,660
Omron Corp.	5,000	167,829
Ono Pharmaceutical Co. Ltd.	5,000	180,661
ORIX Corp.	10,000	142,850
Otsuka Holdings Co. Ltd.	5,000	238,767
Panasonic Corp.	15,000	147,973
Rakuten Inc.	10,000	114,700

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2016

Security	Shares	Value
Resona Holdings Inc.	30,000	$121,481
SBI Holdings Inc./Japan	5,000	55,081
Secom Co. Ltd.	5,000	378,543
Sega Sammy Holdings Inc.	5,000	55,276
Sekisui House Ltd.	10,000	168,659
Seven & I Holdings Co. Ltd.	5,000	209,933
Shin-Etsu Chemical Co. Ltd.	5,000	344,636
Shionogi & Co. Ltd.	5,000	261,014
Shiseido Co. Ltd.	5,000	141,533
SoftBank Group Corp.	5,000	278,236
Sompo Japan Nipponkoa Holdings Inc.	5,000	164,122
Sony Corp.	10,000	320,242
Sumitomo Corp.	30,000	317,315
Sumitomo Mitsui Financial Group Inc.	10,000	322,779
Sumitomo Mitsui Trust Holdings Inc.	50,000	169,293
Suzuki Motor Corp.	5,000	155,535
T&D Holdings Inc.	10,000	104,064
Takeda Pharmaceutical Co. Ltd.	5,000	223,838
Terumo Corp.	5,000	216,373
Toho Gas Co. Ltd.	50,000	442,504
Tokio Marine Holdings Inc.	5,000	197,102
Tokyo Gas Co. Ltd.	50,000	214,178
Toyota Industries Corp.	5,000	228,082
Toyota Motor Corp.	20,000	1,150,217
Toyota Tsusho Corp.	5,000	111,529
Unicharm Corp.	5,000	103,625
United Urban Investment Corp.	100	186,661
Yahoo Japan Corp.	15,000	66,595
Yamaha Corp.	5,000	139,728
Yamato Holdings Co. Ltd.	5,000	123,359

		18,589,920
MALAYSIA — 0.32%
CIMB Group Holdings Bhd	45,000	48,532
Genting Bhd	35,000	70,679
Genting Malaysia Bhd	55,000	57,966
Petronas Chemicals Group Bhd	20,000	32,183
Petronas Dagangan Bhd	30,000	171,429
Petronas Gas Bhd	50,000	272,448
PPB Group Bhd	20,000	78,614
Sapurakencana Petroleum Bhd	95,000	33,374

		765,225
MEXICO — 0.40%
America Movil SAB de CV	190,000	109,315
Fibra Uno Administracion SA de CV	20,000	40,818

Security	Shares	Value
Fomento Economico Mexicano SAB de CV	15,000	$134,295
Grupo Aeroportuario del Pacifico SAB de CV Series B	5,000	49,227
Grupo Financiero Banorte SAB de CV	15,000	82,210
Grupo Mexico SAB de CV Series B	110,000	265,654
Grupo Televisa SAB	20,000	106,240
OHL Mexico SAB de CVa	30,000	40,733
Promotora y Operadora de Infraestructura SAB de CV	1,500	17,505
Wal-Mart de Mexico SAB de CV	50,000	114,348

		960,345
NETHERLANDS — 1.11%
Aegon NV	17,200	70,127
AerCap Holdings NVa,b	1,100	40,161
Altice NV Class Aa,b	4,050	60,121
ASML Holding NV	2,850	315,323
Gemalto NV	400	26,377
Heineken NV	2,100	198,293
ING Groep NV	31,150	348,335
Koninklijke Ahold Delhaize NV	2,733	65,280
Koninklijke KPN NV	26,600	87,541
Koninklijke Philips NV	8,700	232,226
Koninklijke Vopak NV	5,100	262,285
NN Group NV	1,950	52,607
NXP Semiconductors NVa	2,100	176,589
Randstad Holding NV	1,200	51,636
RELX NV	6,018	108,852
Unilever NV CVA	11,100	514,315
Wolters Kluwer NV	943	39,676

		2,649,744
NEW ZEALAND — 0.09%
Auckland International Airport Ltd.	19,350	102,990
Meridian Energy Ltd.	55,650	112,377

		215,367
NORWAY — 0.24%
DNB ASA	9,850	108,582
Gjensidige Forsikring ASA	1,850	31,255
Marine Harvest ASA	4,750	80,982
Orkla ASA	13,650	126,891
Schibsted ASA	2,200	69,294
Telenor ASA	8,850	148,045

		565,049
PERU — 0.05%
Credicorp Ltd.	700	112,231

		112,231

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2016

Security	Shares	Value
PHILIPPINES — 0.13%
Aboitiz Power Corp.	180,000	$172,893
Energy Development Corp.	235,000	29,281
International Container Terminal Services Inc.	24,500	33,284
Philippine Long Distance Telephone Co.	1,750	77,712

		313,170
POLAND — 0.10%
Bank Pekao SA	2,000	63,338
Bank Zachodni WBK SA	450	32,349
Powszechna Kasa Oszczednosci Bank Polski SAa	12,400	75,769
Powszechny Zaklad Ubezpieczen SA	9,000	65,160

		236,616
PORTUGAL — 0.02%
Jeronimo Martins SGPS SA	3,350	56,098

		56,098
QATAR — 0.12%
Ezdan Holding Group QSC	6,750	36,442
Qatar Gas Transport Co. Ltd.	37,200	249,563

		286,005
RUSSIA — 0.29%
Magnit PJSC GDR[d]	5,350	205,279
MegaFon PJSC GDR[d]	8,402	83,012
Mobile TeleSystems PJSC ADR	14,950	132,906
Sberbank of Russia PJSC ADR	31,039	270,070

		691,267
SINGAPORE — 0.45%
Ascendas REIT[b]	31,057	56,652
CapitaLand Commercial Trust	65,000	72,835
CapitaLand Ltd.[b]	40,000	94,409
City Developments Ltd.[b]	5,000	31,680
DBS Group Holdings Ltd.	5,000	57,367
Genting Singapore PLC	80,000	46,758
Global Logistic Properties Ltd.[b]	50,000	71,290
Hutchison Port Holdings Trust[b]	250,000	118,750
Singapore Telecommunications Ltd.[b]	95,000	295,659
Suntec REIT[b]	45,000	55,953
UOL Group Ltd.	15,000	64,441
Wilmar International Ltd.	20,000	46,013
Yangzijiang Shipbuilding Holdings Ltd.[b]	90,000	58,298

		1,070,105

Security	Shares	Value
SOUTH AFRICA — 0.84%
Aspen Pharmacare Holdings Ltd.	4,350	$117,669
Barclays Africa Group Ltd.	5,100	56,467
Bidvest Group Ltd. (The)	4,100	47,172
Brait SEa	3,700	33,298
FirstRand Ltd.	43,900	153,870
Fortress Income Fund Ltd.	13,150	34,623
Growthpoint Properties Ltd.	86,750	164,889
Mr. Price Group Ltd.	3,750	61,918
MTN Group Ltd.	12,750	129,018
Naspers Ltd. Class N	3,100	487,435
Nedbank Group Ltd.[b]	4,650	66,750
Redefine Properties Ltd.	172,450	149,151
RMB Holdings Ltd.	21,550	96,690
Sanlam Ltd.	15,750	74,302
Shoprite Holdings Ltd.	3,050	44,728
SPAR Group Ltd. (The)	2,700	40,332
Standard Bank Group Ltd.	14,900	148,914
Steinhoff International Holdings NV Class H	18,350	116,178

		2,023,404
SOUTH KOREA — 1.41%
AmorePacific Corp.	400	138,553
AmorePacific Group	300	38,700
BGF retail Co. Ltd.	250	44,525
Celltrion Inc.[a]	616	57,247
Coway Co. Ltd.	450	34,428
Daelim Industrial Co. Ltd.	300	22,497
Dongsuh Cos. Inc.	850	24,738
Hana Financial Group Inc.	2,900	71,325
Hanmi Pharm Co. Ltd.	50	27,273
Hanmi Science Co. Ltd.	200	25,711
Hanssem Co. Ltd.	200	30,710
Hanwha Corp.	1,450	46,083
Hyundai Engineering & Construction Co. Ltd.	1,100	36,138
Hyundai Glovis Co. Ltd.	250	37,495
Hyundai Heavy Industries Co. Ltd.[a]	400	44,815
Hyundai Mobis Co. Ltd.	550	125,206
Hyundai Motor Co.	600	70,705
Industrial Bank of Korea	6,000	63,474
Kangwon Land Inc.	2,800	102,486
KB Financial Group Inc.	2,350	73,847
KEPCO Plant Service & Engineering Co. Ltd.	450	27,559

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2016

Security	Shares	Value
Kia Motors Corp.	2,400	$90,309
Korea Aerospace Industries Ltd. Class A	650	46,771
Korea Gas Corp.	2,550	96,295
Korea Zinc Co. Ltd.	450	204,482
KT&G Corp.	1,274	137,619
LG Household & Health Care Ltd.	50	44,994
Mirae Asset Daewoo Co. Ltd.	3,700	29,992
NAVER Corp.	168	106,486
NCsoft Corp.	150	33,612
Orion Corp./Republic of Korea	50	41,111
Samsung C&T Corp.	800	96,773
Samsung Electronics Co. Ltd.	628	862,824
Samsung Fire & Marine Insurance Co. Ltd.	400	95,166
Samsung Life Insurance Co. Ltd.	900	78,177
Samsung SDS Co. Ltd.	362	50,738
Shinhan Financial Group Co. Ltd.	2,352	83,884
SK Holdings Co. Ltd.	400	74,454
SK Telecom Co. Ltd.	350	71,865

		3,389,067
SPAIN — 1.00%
Abertis Infraestructuras SA	11,618	182,795
Aena SAc	850	122,616
Amadeus IT Holding SA Class A	3,300	154,971
Banco Bilbao Vizcaya Argentaria SA	56,159	328,129
Banco de Sabadell SA	54,858	75,025
Banco Popular Espanol SA	61,250	85,753
Banco Santander SA	122,168	518,315
Bankia SA	37,850	29,036
CaixaBank SA	29,472	74,055
Ferrovial SA	4,322	89,484
Industria de Diseno Textil SA	8,600	297,549
Mapfre SA	29,100	71,330
Telefonica SA	38,143	373,985

		2,403,043
SWEDEN — 0.93%
Assa Abloy AB	7,200	158,455
Atlas Copco AB Class A	5,850	164,736
Atlas Copco AB Class B	3,250	83,369
Boliden AB	13,350	294,428
Electrolux AB Class B	950	25,806
Hennes & Mauritz AB Class B	5,550	168,125
Hexagon AB Class B	1,100	43,505
Investor AB Class B	3,650	126,095

Security	Shares	Value
Kinnevik AB Class B	1,650	$42,191
Lundin Petroleum ABa	8,700	144,364
Millicom International Cellular SA SDR	500	26,777
Nordea Bank AB	20,050	179,156
Sandvik AB	8,600	92,416
Securitas AB Class B	2,100	34,650
Skandinaviska Enskilda Banken AB Class A	9,350	82,232
SKF AB Class B	1,700	27,014
Svenska Handelsbanken AB Class A	7,800	94,148
Swedbank AB Class A	4,150	87,441
Telefonaktiebolaget LM Ericsson Class B	20,150	150,651
Telia Co. AB	11,500	52,626
Volvo AB Class B	13,650	145,883

		2,224,068
SWITZERLAND — 2.94%
ABB Ltd. Registered	13,300	283,491
Actelion Ltd. Registered	350	62,254
Adecco Group AG Registered	1,600	88,075
Cie. Financiere Richemont SA Class A Registered	3,650	222,637
Credit Suisse Group AG Registered	14,592	168,349
EMS-Chemie Holding AG Registered	300	164,675
Geberit AG Registered	350	135,444
Givaudan SA Registered	150	309,173
Kuehne + Nagel International AG Registered	700	98,505
Nestle SA Registered	20,850	1,676,284
Novartis AG Registered	14,750	1,225,542
Roche Holding AG	4,400	1,126,804
Sika AG Bearer	50	235,191
Swatch Group AG (The) Bearer[b]	300	78,876
Swiss Life Holding AG Registered	300	68,757
Swiss Re AG	2,100	176,765
Swisscom AG Registered	50	24,683
Syngenta AG Registered	750	295,747
UBS Group AG	26,350	363,984
Zurich Insurance Group AG	1,000	240,985

		7,046,221
TAIWAN — 1.24%
Acer Inc.	250,000	119,036
Asia Pacific Telecom Co. Ltd.[a]	150,000	51,922
Cathay Financial Holding Co. Ltd.	150,000	168,452
Chailease Holding Co. Ltd.	50,000	88,651

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2016

Security	Shares	Value
China Development Financial Holding Corp.	200,000	$48,617
Chunghwa Telecom Co. Ltd.	50,000	177,771
Compal Electronics Inc.	50,000	31,404
CTBC Financial Holding Co. Ltd.	150,000	82,699
Formosa Plastics Corp.	50,000	121,856
Foxconn Technology Co. Ltd.	50,000	121,073
Fubon Financial Holding Co. Ltd.	100,000	124,205
Highwealth Construction Corp.	50,000	76,199
Hon Hai Precision Industry Co. Ltd.	50,500	139,052
Inventec Corp.	50,000	38,765
Mega Financial Holding Co. Ltd.	100,000	78,313
Pou Chen Corp.	100,000	136,265
Quanta Computer Inc.	50,000	101,651
Ruentex Development Co. Ltd.[a]	50,000	59,831
Taiwan Fertilizer Co. Ltd.	100,000	139,398
Taiwan Mobile Co. Ltd.	50,000	172,290
Taiwan Semiconductor Manufacturing Co. Ltd.	150,000	810,544
Yuanta Financial Holding Co. Ltd.	200,000	70,169

		2,958,163
THAILAND — 0.24%
Advanced Info Service PCL NVDR	15,000	76,658
Airports of Thailand PCL NVDR[b]	10,000	113,408
Bangkok Expressway & Metro PCL	165,000	39,793
BTS Group Holdings PCL NVDR	90,000	24,289
CP ALL PCL NVDR	30,000	44,574
Energy Absolute PCL NVDR[b]	160,000	120,586
Kasikornbank PCL Foreign	5,000	28,639
Siam Commercial Bank PCL (The) NVDR[b]	15,000	68,260
Thai Oil PCL NVDR	25,000	43,605
True Corp. PCL NVDR	95,000	24,411

		584,223
TURKEY — 0.09%
Akbank TAS	19,200	49,442
TAV Havalimanlari Holding AS	4,650	17,013
Tupras Turkiye Petrol Rafinerileri AS	2,500	53,384
Turkcell Iletisim Hizmetleri ASa	6,400	22,174
Turkiye Garanti Bankasi AS	23,200	56,872
Turkiye Halk Bankasi AS	9,550	25,103

		223,988
UNITED ARAB EMIRATES — 0.10%
Aldar Properties PJSC	77,550	60,805
DP World Ltd.	2,200	37,378

Security	Shares	Value
Emaar Properties PJSC	57,200	$106,206
Emirates Telecommunications Group Co. PJSC	5,800	31,581

		235,970
UNITED KINGDOM — 6.23%
3i Group PLC	9,034	74,006
Aberdeen Asset Management PLC	10,950	46,304
Antofagasta PLC	28,200	187,393
ARM Holdings PLC	9,850	218,662
Ashtead Group PLC	3,500	55,577
Associated British Foods PLC	2,150	76,816
AstraZeneca PLC	8,400	562,987
Auto Trader Group PLC[c]	6,450	31,745
Aviva PLC	32,903	170,853
BAE Systems PLC	23,950	169,804
Barclays PLC	128,350	263,369
Barratt Developments PLC	5,050	29,334
Berkeley Group Holdings PLC	950	33,841
British American Tobacco PLC	13,900	890,363
British Land Co. PLC (The)	10,450	93,098
BT Group PLC	58,400	320,502
Bunzl PLC	2,150	67,510
Burberry Group PLC	4,200	73,608
Capita PLC	7,450	94,957
Cobham PLC	19,175	43,560
Compass Group PLC	14,200	270,734
Croda International PLC	3,040	134,204
DCC PLC	400	35,821
Diageo PLC	18,700	536,533
Direct Line Insurance Group PLC	16,083	74,780
Experian PLC	9,350	183,355
Fresnillo PLC	3,200	82,041
GlaxoSmithKline PLC	31,850	713,809
Hammerson PLC	12,300	91,044
HSBC Holdings PLC	134,650	885,114
IMI PLC	5,300	75,435
Imperial Brands PLC	8,700	460,134
Inmarsat PLC	2,800	29,071
Intertek Group PLC	1,050	50,536
Intu Properties PLC	14,900	59,368
Investec PLC	9,000	53,712
ITV PLC	39,650	103,181
Johnson Matthey PLC	3,776	164,239
Kingfisher PLC	21,200	94,659
Land Securities Group PLC	7,100	103,128

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2016

Security	Shares	Value
Legal & General Group PLC	43,850	$119,758
Lloyds Banking Group PLC	406,300	286,715
London Stock Exchange Group PLC	2,600	95,794
Marks & Spencer Group PLC	12,200	51,720
Mediclinic International PLC	2,500	35,649
Meggitt PLC	12,300	71,545
National Grid PLC	35,950	516,925
Next PLC	1,150	76,724
Old Mutual PLC	28,850	80,668
Pearson PLC	7,600	88,998
Persimmon PLC	3,400	76,154
Petrofac Ltd.	6,050	59,883
Prudential PLC	17,100	303,094
Randgold Resources Ltd.	1,767	208,212
Reckitt Benckiser Group PLC	5,050	490,932
RELX PLC	6,400	121,936
Rolls-Royce Holdings PLC	15,150	159,107
Royal Bank of Scotland Group PLC[a]	26,600	67,950
Royal Dutch Shell PLC Class B	8,650	229,922
Royal Mail PLC	9,500	64,264
SABMiller PLC	6,750	395,582
Segro PLC	10,200	59,993
Severn Trent PLC	9,150	297,516
Shire PLC	6,573	425,091
Sky PLC	9,500	116,104
Smith & Nephew PLC	6,250	103,146
Smiths Group PLC	6,500	108,997
Standard Chartered PLC	29,376	235,809
Standard Life PLC	13,727	55,205
Taylor Wimpey PLC	19,850	40,771
Tesco PLC[a]	48,774	101,021
Travis Perkins PLC	3,850	79,742
Unilever PLC	9,450	443,340
United Utilities Group PLC	23,550	317,989
Vodafone Group PLC	195,450	595,680
Weir Group PLC (The)	3,400	66,133
Whitbread PLC	1,950	99,910
William Hill PLC	11,800	50,118
Wolseley PLC	2,600	145,295
WPP PLC	12,000	270,532

		14,919,111
UNITED STATES — 53.10%
3M Co.	4,000	713,440
Abbott Laboratories	10,100	451,975
AbbVie Inc.	10,500	695,415

Security	Shares	Value
Accenture PLC Class A	4,300	$485,083
Activision Blizzard Inc.	4,300	172,688
Acuity Brands Inc.	350	91,851
Adobe Systems Inc.[a]	3,350	327,831
Advance Auto Parts Inc.	450	76,437
Aetna Inc.	2,550	293,785
Affiliated Managers Group Inc.[a]	400	58,712
Aflac Inc.	3,200	231,296
AGCO Corp.	1,450	69,832
Agilent Technologies Inc.	2,250	108,248
Akamai Technologies Inc.[a]	1,400	70,742
Albemarle Corp.	1,100	92,587
Alexion Pharmaceuticals Inc.[a]	1,700	218,620
Alkermes PLC[a]	1,050	52,395
Allergan PLC[a]	2,664	673,859
Alliance Data Systems Corp.[a]	350	81,067
Allstate Corp. (The)	2,750	187,907
Ally Financial Inc.	3,200	57,728
Alnylam Pharmaceuticals Inc.[a]	700	47,656
Alphabet Inc. Class Aa	2,000	1,582,680
Alphabet Inc. Class Ca	1,950	1,499,140
Altria Group Inc.	14,050	951,185
Amazon.com Inc.[a]	2,650	2,010,846
American Capital Agency Corp.	4,851	95,031
American Express Co.	5,750	370,645
American International Group Inc.	9,050	492,682
American Tower Corp.	2,550	295,213
American Water Works Co. Inc.	6,715	554,525
Ameriprise Financial Inc.	1,600	153,344
AMETEK Inc.	2,300	108,169
Amgen Inc.	4,800	825,744
Amphenol Corp. Class A	1,750	104,160
Analog Devices Inc.	2,750	175,532
Annaly Capital Management Inc.	12,850	141,093
Anthem Inc.	2,150	282,381
Aon PLC	1,700	182,019
Apple Inc.	36,200	3,772,402
Applied Materials Inc.	9,000	236,610
Ashland Inc.	550	62,282
Assurant Inc.	1,250	103,763
AT&T Inc.	40,300	1,744,587
Autodesk Inc.[a]	2,000	118,900
Autoliv Inc.	650	68,770
Automatic Data Processing Inc.	3,550	315,772
AutoZone Inc.[a]	250	203,492

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2016

Security	Shares	Value
AvalonBay Communities Inc.	800	$148,520
Avery Dennison Corp.	1,250	97,363
Avnet Inc.	1,900	78,090
Axalta Coating Systems Ltd.[a]	2,650	75,658
Axis Capital Holdings Ltd.	900	50,022
B/E Aerospace Inc.	1,250	59,794
Baker Hughes Inc.	5,900	282,197
Ball Corp.	750	53,003
Bank of America Corp.	71,000	1,028,790
Bank of New York Mellon Corp. (The)	8,550	336,870
Baxter International Inc.	3,662	175,849
BB&T Corp.	5,350	197,254
Becton Dickinson and Co.	1,612	283,712
Berkshire Hathaway Inc. Class Ba	4,200	605,934
Best Buy Co. Inc.	2,050	68,880
Biogen Inc.[a]	1,450	420,398
BioMarin Pharmaceutical Inc.[a]	1,400	139,188
BlackRock Inc.[e]	1,000	366,250
Boeing Co. (The)	4,500	601,470
BorgWarner Inc.	1,650	54,747
Boston Properties Inc.	1,150	163,449
Boston Scientific Corp.[a]	10,700	259,796
Bristol-Myers Squibb Co.	11,250	841,612
Broadcom Ltd.	2,728	441,881
Brown-Forman Corp. Class B	1,250	122,738
CA Inc.	3,700	128,205
Campbell Soup Co.	1,400	87,178
Capital One Financial Corp.	5,050	338,754
Cardinal Health Inc.	2,650	221,540
CarMax Inc.[a]	950	55,347
Caterpillar Inc.	4,600	380,696
CBRE Group Inc. Class Aa	2,850	81,083
CBS Corp. Class B NVS	3,700	193,214
Celanese Corp. Series A	2,350	149,037
Celgene Corp.[a]	5,250	588,997
Centene Corp.[a]	1,350	95,243
CenturyLink Inc.	2,350	73,884
Cerner Corp.[a]	2,050	127,900
CH Robinson Worldwide Inc.	650	45,253
Charles Schwab Corp. (The)	8,500	241,570
Charter Communications Inc.[a]	1,498	351,835
Cheniere Energy Inc.[a]	7,250	303,267
Chevron Corp.	5,700	584,136
Chipotle Mexican Grill Inc.[a]	200	84,798
Chubb Ltd.	3,170	397,074
Cigna Corp.	2,050	264,368

Security	Shares	Value
Cimarex Energy Co.	1,550	$186,031
Cintas Corp.	1,350	144,815
Cisco Systems Inc.	35,350	1,079,235
CIT Group Inc.	1,600	55,296
Citigroup Inc.	20,950	917,819
Citizens Financial Group Inc.	4,200	93,786
Citrix Systems Inc.[a]	1,450	129,239
CME Group Inc.	2,550	260,712
Coach Inc.	3,150	135,797
Coca-Cola Co. (The)	27,300	1,191,099
Cognizant Technology Solutions Corp. Class Aa	4,350	250,081
Colgate-Palmolive Co.	6,150	457,744
Comcast Corp. Class A	16,780	1,128,455
Comerica Inc.	1,150	52,026
Concho Resources Inc.[a]	2,200	273,240
Consolidated Edison Inc.	3,650	292,292
Constellation Brands Inc. Class A	1,600	263,408
Core Laboratories NV	1,050	122,651
Corning Inc.	7,350	163,317
Costco Wholesale Corp.	3,600	601,992
CR Bard Inc.	700	156,611
Crown Castle International Corp.	2,150	208,614
CSX Corp.	5,150	145,900
Cummins Inc.	1,500	184,155
CVS Health Corp.	8,550	792,756
Danaher Corp.	5,150	419,416
DaVita HealthCare Partners Inc.[a]	1,150	89,171
Deere & Co.	2,150	167,076
Delphi Automotive PLC	1,750	118,685
DENTSPLY SIRONA Inc.	950	60,838
Digital Realty Trust Inc.	1,086	113,444
Discover Financial Services	3,200	181,888
Discovery Communications Inc. Class C NVS[a,b]	3,650	89,571
DISH Network Corp. Class Aa	1,800	96,156
Dollar General Corp.	1,850	175,269
Dollar Tree Inc.[a]	1,600	154,064
Domino’s Pizza Inc.	200	29,460
Dover Corp.	1,900	135,717
Dow Chemical Co. (The)	1,500	80,505
DR Horton Inc.	3,250	106,860
Dr Pepper Snapple Group Inc.	2,300	226,573
Dun & Bradstreet Corp. (The)	150	19,388
E*TRADE Financial Corp.[a]	1,300	32,604
Eaton Corp. PLC	4,100	259,981

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2016

Security	Shares	Value
eBay Inc.[a]	8,200	$255,512
Ecolab Inc.	4,150	491,277
Edison International	3,800	294,044
Edwards Lifesciences Corp.[a]	1,600	183,232
EI du Pont de Nemours & Co.	4,500	311,265
Electronic Arts Inc.[a]	2,300	175,536
Eli Lilly & Co.	6,600	547,074
EMC Corp.	13,500	381,780
Emerson Electric Co.	5,500	307,450
Endo International PLC[a]	1,650	28,644
Envision Healthcare Holdings Inc.[a]	1,500	36,885
EOG Resources Inc.	3,650	298,205
Equifax Inc.	1,400	185,444
Equinix Inc.	509	189,791
Equity Residential	2,200	149,578
Essex Property Trust Inc.	400	93,552
Estee Lauder Companies Inc. (The) Class A	1,900	176,510
Everest Re Group Ltd.	245	46,307
Eversource Energy	7,400	432,826
Expedia Inc.	900	104,985
Expeditors International of Washington Inc.	2,950	145,819
Express Scripts Holding Co.[a]	5,100	387,957
Extra Space Storage Inc.	900	77,418
Exxon Mobil Corp.	13,500	1,200,825
F5 Networks Inc.[a]	550	67,881
Facebook Inc. Class Aa	15,250	1,890,085
Fastenal Co.	2,550	109,013
FedEx Corp.	200	32,380
Fidelity National Information Services Inc.	2,350	186,895
Fifth Third Bancorp.	7,150	135,707
Fiserv Inc.[a]	2,000	220,720
FleetCor Technologies Inc.[a]	600	91,008
Flowserve Corp.	1,900	90,915
Fluor Corp.	2,400	128,448
FMC Technologies Inc.[a]	6,150	156,087
FNF Group	550	20,719
Foot Locker Inc.	350	20,867
Ford Motor Co.	20,700	262,062
Fortinet Inc.[a]	950	32,956
Franklin Resources Inc.	3,150	113,999
Frontier Communications Corp.	14,650	76,180
Gap Inc. (The)	1,800	46,422
Garmin Ltd.	1,350	73,346

Security	Shares	Value
General Dynamics Corp.	2,150	$315,813
General Electric Co.	63,727	1,984,459
General Growth Properties Inc.	3,050	97,448
General Mills Inc.	5,250	377,422
General Motors Co.	5,600	176,624
Gilead Sciences Inc.	8,700	691,389
Global Payments Inc.	1,000	74,660
Goldman Sachs Group Inc. (The)	3,250	516,132
H&R Block Inc.	1,050	24,980
Halliburton Co.	7,450	325,267
Hanesbrands Inc.	1,850	49,321
Harley-Davidson Inc.	1,450	76,734
Harman International Industries Inc.	350	28,924
Hartford Financial Services Group Inc. (The)	3,950	157,407
Hasbro Inc.	1,250	101,538
HCA Holdings Inc.[a]	1,450	111,839
HCP Inc.	3,900	152,997
Helmerich & Payne Inc.	3,100	192,107
Henry Schein Inc.[a]	700	126,686
Hershey Co. (The)	1,450	160,602
Hewlett Packard Enterprise Co.	11,450	240,679
HollyFrontier Corp.	1,700	43,214
Hologic Inc.[a]	850	32,717
Home Depot Inc. (The)	8,650	1,195,776
Honeywell International Inc.	4,900	570,017
Hormel Foods Corp.	950	35,483
Host Hotels & Resorts Inc.	5,950	105,553
HP Inc.	11,700	163,917
Humana Inc.	1,050	181,177
IDEXX Laboratories Inc.[a]	500	46,895
IHS Markit Ltd.[a]	2,488	86,433
Illinois Tool Works Inc.	3,450	398,130
Illumina Inc.[a]	1,050	174,667
Incyte Corp.[a]	1,100	99,231
Ingersoll-Rand PLC	2,250	149,085
Intel Corp.	32,300	1,125,978
Intercontinental Exchange Inc.	900	237,780
International Business Machines Corp.	6,150	987,813
International Flavors & Fragrances Inc.	1,800	239,850
Intuit Inc.	2,050	227,529
Intuitive Surgical Inc.[a]	250	173,940
Invesco Ltd.	3,800	110,884
Ionis Pharmaceuticals Inc.[a,b]	1,200	35,028
Jacobs Engineering Group Inc.[a]	2,700	144,504

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2016

Security	Shares	Value
Jazz Pharmaceuticals PLC[a]	350	$52,840
JM Smucker Co. (The)	1,150	177,284
Johnson & Johnson	17,850	2,235,355
Johnson Controls Inc.	3,250	149,240
JPMorgan Chase & Co.	24,550	1,570,463
Juniper Networks Inc.	3,300	74,877
Kansas City Southern	750	72,083
Kellogg Co.	2,150	177,826
KeyCorp	6,800	79,560
Kimberly-Clark Corp.	1,350	174,892
Kimco Realty Corp.	2,450	78,645
Kinder Morgan Inc./DE	21,400	435,062
KLA-Tencor Corp.	1,550	117,351
Kohl’s Corp.	1,000	41,590
Kraft Heinz Co. (The)	4,850	418,991
Kroger Co. (The)	3,550	121,375
L Brands Inc.	1,600	118,240
L-3 Communications Holdings Inc.	1,000	151,630
Laboratory Corp. of America Holdings[a]	150	20,934
Lam Research Corp.	1,450	130,167
Las Vegas Sands Corp.	3,750	189,937
Lennar Corp. Class A	1,900	88,920
Level 3 Communications Inc.[a]	1,400	70,840
Liberty Global PLC Series Aa	2,400	76,104
Liberty Global PLC Series C NVS[a]	3,400	105,230
Liberty Interactive Corp. QVC Group Series Aa	3,650	97,857
Liberty SiriusXM Group Class Ca	1,300	45,825
Lincoln National Corp.	3,050	133,194
LinkedIn Corp. Class Aa	800	154,184
LKQ Corp.[a]	950	32,671
Lockheed Martin Corp.	2,250	568,642
Loews Corp.	3,200	132,256
Lowe’s Companies Inc.	5,800	477,224
lululemon athletica Inc.[a]	700	54,355
LyondellBasell Industries NV Class A	450	33,867
M&T Bank Corp.	900	103,104
Macy’s Inc.	1,950	69,869
Mallinckrodt PLC[a]	1,100	74,074
ManpowerGroup Inc.	1,250	86,750
Marathon Petroleum Corp.	2,200	86,658
Marsh & McLennan Companies Inc.	2,200	144,650
Marvell Technology Group Ltd.	4,200	49,350
MasterCard Inc. Class A	6,850	652,394
Mattel Inc.	3,400	113,492
Maxim Integrated Products Inc.	1,700	69,326

Security	Shares	Value
McCormick & Co. Inc./MD	1,650	$168,712
McDonald’s Corp.	6,400	752,960
McKesson Corp.	1,700	330,752
Mead Johnson Nutrition Co.	1,800	160,560
Medivation Inc.[a]	1,300	83,187
Medtronic PLC	10,700	937,641
Merck & Co. Inc.	17,950	1,052,947
MetLife Inc.	7,700	329,098
MGM Resorts International[a]	2,000	47,960
Michael Kors Holdings Ltd.[a]	1,000	51,720
Micron Technology Inc.[a]	5,350	73,509
Microsoft Corp.	49,271	2,792,680
Mid-America Apartment Communities Inc.	500	53,010
Molson Coors Brewing Co.	1,650	168,564
Mondelez International Inc.	12,000	527,760
Monsanto Co.	4,100	437,757
Monster Beverage Corp.[a]	1,150	184,724
Moody’s Corp.	1,400	148,414
Morgan Stanley	11,600	333,268
Motorola Solutions Inc.	1,500	104,070
Mylan NVa	3,050	142,710
Nasdaq Inc.	1,900	134,444
National Oilwell Varco Inc.	5,650	182,777
Navient Corp.	2,850	40,470
NetApp Inc.	2,650	69,828
Netflix Inc.[a]	2,950	269,187
Newell Brands Inc.	2,200	115,412
News Corp. Class A	4,550	59,014
Nielsen Holdings PLC	3,100	166,966
NIKE Inc. Class B	9,400	521,700
Norfolk Southern Corp.	1,750	157,115
Northern Trust Corp.	2,100	141,939
Northrop Grumman Corp.	1,400	303,282
Norwegian Cruise Line Holdings Ltd.[a]	650	27,690
NVIDIA Corp.	5,050	288,355
O’Reilly Automotive Inc.[a]	800	232,504
Omnicom Group Inc.	2,000	164,580
ONEOK Inc.	4,700	210,513
Oracle Corp.	21,500	882,360
PACCAR Inc.	3,350	197,549
Palo Alto Networks Inc.[a]	750	98,168
Parker-Hannifin Corp.	1,300	148,447
Paychex Inc.	1,900	112,632
PayPal Holdings Inc.[a]	7,400	275,576
Pentair PLC	1,400	89,348

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2016

Security	Shares	Value
PepsiCo Inc.	9,550	$1,040,186
Perrigo Co. PLC	950	86,821
Pfizer Inc.	41,250	1,521,712
PG&E Corp.	6,300	402,822
Philip Morris International Inc.	11,050	1,107,873
Phillips 66	1,850	140,711
Pioneer Natural Resources Co.	2,550	414,553
PNC Financial Services Group Inc. (The)[e]	3,550	293,407
Polaris Industries Inc.	350	34,563
PPG Industries Inc.	3,250	340,307
Priceline Group Inc. (The)[a]	350	472,783
Principal Financial Group Inc.	2,250	104,918
Procter & Gamble Co. (The)	17,800	1,523,502
Progressive Corp. (The)	1,100	35,761
Prologis Inc.	5,400	294,246
Prudential Financial Inc.	3,750	282,337
Public Storage	1,100	262,812
PulteGroup Inc.	3,650	77,307
PVH Corp.	700	70,742
Qorvo Inc.[a]	1,300	82,199
QUALCOMM Inc.	11,050	691,509
Quest Diagnostics Inc.	1,100	94,996
Ralph Lauren Corp.	650	63,759
Raymond James Financial Inc.	350	19,215
Raytheon Co.	2,600	362,778
Realty Income Corp.	2,150	153,660
Red Hat Inc.[a]	1,350	101,642
Regeneron Pharmaceuticals Inc.[a]	550	233,816
Regions Financial Corp.	13,350	122,420
ResMed Inc.	650	44,772
Reynolds American Inc.	7,600	380,456
Rite Aid Corp.[a]	3,550	24,850
Robert Half International Inc.	1,450	52,983
Rockwell Automation Inc.	1,450	165,880
Roper Technologies Inc.	900	153,324
Ross Stores Inc.	3,000	185,490
Royal Caribbean Cruises Ltd.	250	18,110
S&P Global Inc.	1,900	232,180
salesforce.com inc.[a]	4,050	331,290
SBA Communications Corp. Class Aa	800	92,000
Schlumberger Ltd.	12,312	991,362
Scripps Networks Interactive Inc. Class A	300	19,818
Seagate Technology PLC	1,450	46,444
Sealed Air Corp.	2,950	139,181

Security	Shares	Value
Sempra Energy	1,700	$190,196
Sensata Technologies Holding NVa	2,300	87,216
ServiceNow Inc.[a]	1,200	89,904
Sherwin-Williams Co. (The)	1,150	344,689
Signet Jewelers Ltd.	450	39,560
Simon Property Group Inc.	2,050	465,432
Skyworks Solutions Inc.	1,750	115,535
SL Green Realty Corp.	700	82,474
Spectra Energy Corp.	10,109	363,621
Splunk Inc.[a]	1,350	84,429
Sprint Corp.[a]	10,250	62,935
St. Jude Medical Inc.	2,250	186,840
Stanley Black & Decker Inc.	1,700	206,890
Staples Inc.	5,850	54,347
Starbucks Corp.	10,450	606,622
State Street Corp.	3,800	249,964
Stryker Corp.	2,650	308,142
SunTrust Banks Inc.	4,500	190,305
Symantec Corp.	5,800	118,494
Synchrony Financial[a]	5,690	158,637
Sysco Corp.	4,550	235,644
T Rowe Price Group Inc.	1,900	134,311
Target Corp.	3,250	244,822
TD Ameritrade Holding Corp.	2,100	63,756
TE Connectivity Ltd.	2,800	168,784
Tesla Motors Inc.[a,b]	850	199,571
Texas Instruments Inc.	7,250	505,687
Textron Inc.	2,100	81,900
Thermo Fisher Scientific Inc.	2,750	436,810
Tiffany & Co.	1,000	64,520
Time Warner Inc.	5,800	444,570
TJX Companies Inc. (The)	4,950	404,514
Toll Brothers Inc.[a]	950	26,610
Tractor Supply Co.	200	18,330
TransDigm Group Inc.[a]	550	153,736
Travelers Companies Inc. (The)	2,300	267,306
Trimble Navigation Ltd.[a]	1,550	40,982
TripAdvisor Inc.[a]	1,200	83,964
Twenty-First Century Fox Inc. Class A	7,100	189,144
Twenty-First Century Fox Inc. Class B	4,950	133,799
Twitter Inc.[a]	4,700	78,208
Tyco International PLC	3,000	136,710
Tyson Foods Inc. Class A	450	33,120
U.S. Bancorp.	10,250	432,242
UDR Inc.	1,600	59,568

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2016

Security	Shares	Value
Ulta Salon Cosmetics & Fragrance Inc.[a]	350	$91,424
Under Armour Inc. Class Aa,b	2,000	78,920
Union Pacific Corp.	5,550	516,427
United Parcel Service Inc. Class B	3,600	389,160
United Rentals Inc.[a]	800	63,736
United Technologies Corp.	5,900	635,135
UnitedHealth Group Inc.	6,800	973,760
Unum Group	3,100	103,571
Valero Energy Corp.	2,300	120,244
Valspar Corp. (The)	550	58,559
Varian Medical Systems Inc.[a]	800	75,792
Ventas Inc.	2,450	186,592
VEREIT Inc.	8,350	92,351
Verisk Analytics Inc. Class Aa	1,350	115,128
Verizon Communications Inc.	25,550	1,415,725
Vertex Pharmaceuticals Inc.[a]	1,850	179,450
VF Corp.	2,550	159,196
Viacom Inc. Class B NVS	2,350	106,855
Visa Inc. Class A	13,450	1,049,772
VMware Inc. Class Aa,b	850	62,033
Vornado Realty Trust	1,000	107,400
Voya Financial Inc.	1,950	49,979
Wabtec Corp./DE	500	34,250
Wal-Mart Stores Inc.	10,550	769,833
Walgreens Boots Alliance Inc.	6,650	527,012
Walt Disney Co. (The)	10,560	1,013,232
Waters Corp.[a]	500	79,465
Weatherford International PLC[a]	15,450	87,756
Wells Fargo & Co.	31,350	1,503,859
Welltower Inc.	2,900	230,057
Western Digital Corp.	2,150	102,147
Western Union Co. (The)	3,900	78,000
WestRock Co.	2,050	87,966
Weyerhaeuser Co.	3,100	101,432
Whirlpool Corp.	450	86,562
WhiteWave Foods Co. (The)[a]	1,150	63,814
Whole Foods Market Inc.	2,800	85,344
Williams Companies Inc. (The)	3,950	94,682
Willis Towers Watson PLC	250	30,905
Workday Inc. Class Aa,b	850	70,839
WW Grainger Inc.[b]	550	120,368
Wynn Resorts Ltd.	800	78,360
Xerox Corp.	8,450	87,035
Xilinx Inc.	2,350	120,038
XL Group Ltd.	3,400	117,674

Security	Shares	Value
Xylem Inc./NY	2,150	$102,792
Yahoo! Inc.[a]	7,800	297,882
Yum! Brands Inc.	2,300	205,666
Zillow Group Inc. Class Ca,b	1,250	49,063
Zimmer Biomet Holdings Inc.	1,600	209,824
Zoetis Inc.	2,900	146,363

		127,157,740

TOTAL COMMON STOCKS
(Cost: $232,738,461)		237,027,526

PREFERRED STOCKS — 0.73%

BRAZIL — 0.23%
Banco Bradesco SA	19,560	171,613
Cia. Energetica de Sao Paulo Class B	30,000	129,192
Itau Unibanco Holding SA	16,760	175,201
Vale SA	15,000	69,654

		545,660
CHILE — 0.01%
Sociedad Quimica y Minera de Chile SA Series B	1,350	33,602

		33,602
COLOMBIA — 0.08%
Bancolombia SA	6,200	52,944
Grupo de Inversiones Suramericana SA	11,700	142,532

		195,476
GERMANY — 0.22%
Bayerische Motoren Werke AG	750	54,347
Henkel AG & Co. KGaA	1,350	168,174
Porsche Automobil Holding SE	1,800	94,342
Volkswagen AG	1,450	203,980

		520,843
ITALY — 0.05%
Telecom Italia SpA/Milano	154,950	107,862

		107,862
SOUTH KOREA — 0.14%
Hyundai Motor Co.	500	43,521
Hyundai Motor Co. Series 2	700	62,804
LG Household & Health Care Ltd.	100	52,136
Samsung Electronics Co. Ltd.	150	169,397

		327,858

TOTAL PREFERRED STOCKS (Cost: $1,885,822)		1,731,301

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2016

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.73%

MONEY MARKET FUNDS — 1.73%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[f,g,h]	3,685,339	$3,685,339
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[f,g,h]	203,632	203,632
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[f,g]	259,713	259,713

		4,148,684

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,148,684)		4,148,684

TOTAL INVESTMENTS IN SECURITIES — 101.43%
(Cost: $238,772,967)[i]		242,907,511
Other Assets, Less Liabilities — (1.43)%		(3,418,208)

NET ASSETS — 100.00%		$239,489,303

ADR — American Depositary Receipts

GDR — Global Depositary Receipts

NVDR — Non-Voting Depositary Receipts

NVS — Non-Voting Shares

SDR — Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Schedule 1.
[f]	Affiliated money market fund.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments for federal income tax purposes was $239,423,140. Net unrealized appreciation was $3,484,371, of which $21,410,805 represented gross unrealized appreciation on securities and $17,926,434 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	900	100	—	1,000	$366,250	$8,410	$—
PNC Financial Services Group Inc. (The)	3,825	411	(686)	3,550	293,407	8,026	(9,074)

					$659,657	$16,436	$(9,074)

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2016

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$237,027,526	$—	$—	$237,027,526
Preferred stocks	1,731,301	—	—	1,731,301
Money market funds	4,148,684	—	—	4,148,684

Total	$242,907,511	$—	$—	$242,907,511

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Consolidated Schedule of Investments

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.51%

CHINA — 29.68%
3SBio Inc.[a,b]	618,000	$619,596
58.com Inc. ADR[a]	53,560	2,785,656
AAC Technologies Holdings Inc.	618,000	5,765,913
Agricultural Bank of China Ltd. Class H	16,892,000	6,203,932
Air China Ltd. Class H	1,648,000	1,259,369
Alibaba Group Holding Ltd. ADR[a,c]	697,104	57,497,138
Alibaba Health Information Technology Ltd.[a]	2,140,000	1,486,427
Alibaba Pictures Group Ltd.[a,c]	8,240,000	1,762,692
Aluminum Corp. of China Ltd. Class Ha	2,472,000	796,397
Anhui Conch Cement Co. Ltd. Class H	824,000	2,160,890
ANTA Sports Products Ltd.	824,000	1,834,898
AviChina Industry & Technology Co. Ltd. Class H	1,236,000	904,707
Baidu Inc.[a]	190,756	30,444,658
Bank of China Ltd. Class H	55,620,000	22,864,555
Bank of Communications Co. Ltd. Class H	6,180,100	4,165,223
Beijing Capital International Airport Co. Ltd. Class H	824,000	950,367
Beijing Enterprises Holdings Ltd.	412,000	2,320,170
Beijing Enterprises Water Group Ltd.[c]	3,306,000	2,006,619
Belle International Holdings Ltd.	4,120,000	2,723,677
Brilliance China Automotive Holdings Ltd.	2,472,000	2,742,791
Byd Co. Ltd. Class Ha,c	412,000	2,612,182
CGN Power Co. Ltd. Class Hb	7,416,000	2,188,499
China Cinda Asset Management Co. Ltd. Class H	5,768,000	1,873,125
China CITIC Bank Corp. Ltd. Class H	6,180,200	3,902,471
China Coal Energy Co. Ltd. Class Ha	1,648,000	868,604
China Communications Construction Co. Ltd. Class H	2,884,000	3,151,608
China Communications Services Corp. Ltd. Class H	1,648,000	894,088

Security	Shares	Value
China Conch Venture Holdings Ltd.	824,000	$1,575,804
China Construction Bank Corp. Class H	58,916,390	39,480,310
China COSCO Holdings Co. Ltd. Class Ha,c	1,854,000	647,471
China Everbright Bank Co. Ltd. Class H	2,110,000	916,333
China Everbright International Ltd.	1,648,000	1,779,682
China Everbright Ltd.	824,000	1,571,556
China Evergrande Group[c]	2,884,000	1,817,378
China Galaxy Securities Co. Ltd. Class H	2,060,000	1,781,274
China Gas Holdings Ltd.	824,000	1,301,843
China Huishan Dairy Holdings Co. Ltd.[c]	2,884,000	1,133,538
China Jinmao Holdings Group Ltd.	2,482,000	690,870
China Life Insurance Co. Ltd. Class H	5,356,000	12,202,924
China Longyuan Power Group Corp. Ltd.	2,060,000	1,651,196
China Medical System Holdings Ltd.	824,000	1,210,523
China Mengniu Dairy Co. Ltd.	2,060,000	3,440,435
China Merchants Bank Co. Ltd. Class H	2,678,446	5,729,702
China Merchants Holdings International Co. Ltd.[c]	824,000	2,415,737
China Minsheng Banking Corp. Ltd. Class H	4,120,100	4,295,338
China Mobile Ltd.	4,252,500	52,416,784
China National Building Material Co. Ltd. Class H	1,648,000	756,046
China Oilfield Services Ltd. Class H	824,000	642,427
China Overseas Land & Investment Ltd.	2,807,760	9,226,590
China Pacific Insurance Group Co. Ltd. Class H	1,895,200	6,691,858
China Petroleum & Chemical Corp. Class H	18,128,000	12,871,897
China Power International Development Ltd.	2,472,000	1,006,646

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2016

Security	Shares	Value
China Railway Construction Corp. Ltd. Class H	1,442,000	$1,728,181
China Railway Group Ltd. Class Ha	2,884,000	2,170,447
China Resources Beer Holdings Co. Ltd.	824,000	1,594,917
China Resources Gas Group Ltd.	824,000	2,415,737
China Resources Land Ltd.	2,075,555	5,156,824
China Resources Power Holdings Co. Ltd.	1,648,000	2,624,924
China Shenhua Energy Co. Ltd. Class H	2,472,000	4,721,041
China Shipping Container Lines Co. Ltd. Class Ha	2,474,000	516,483
China Southern Airlines Co. Ltd. Class H	1,648,000	1,087,347
China State Construction International Holdings Ltd.	1,648,000	2,204,427
China Taiping Insurance Holdings Co. Ltd.[a]	1,153,790	2,260,016
China Telecom Corp. Ltd. Class H	9,888,000	4,867,578
China Unicom Hong Kong Ltd.	4,120,000	4,390,801
China Vanke Co. Ltd. Class H	906,484	2,048,947
Chongqing Changan Automobile Co. Ltd. Class B	573,463	951,097
Chongqing Rural Commercial Bank Co. Ltd. Class H	1,652,000	866,454
CITIC Ltd.	2,891,000	4,366,332
CITIC Securities Co. Ltd. Class H	1,442,000	3,066,128
CNOOC Ltd.	12,360,000	14,781,126
COSCO Pacific Ltd.	824,000	849,490
Country Garden Holdings Co. Ltd.[c]	3,974,838	1,618,630
CRRC Corp. Ltd. Class H	2,884,500	2,642,903
CSPC Pharmaceutical Group Ltd.	3,296,000	2,850,039
Ctrip.com International Ltd.[a,c]	236,488	10,327,431
Dalian Wanda Commercial Properties Co. Ltd. Class Hb	412,000	2,609,527
Dongfeng Motor Group Co. Ltd. Class H	1,648,000	2,032,405
ENN Energy Holdings Ltd.	598,000	2,847,454

Security	Shares	Value
Far East Horizon Ltd.	1,236,000	$971,604
Fosun International Ltd.	1,648,000	2,153,457
GCL-Poly Energy Holdings Ltd.[c]	9,071,000	1,239,088
Geely Automobile Holdings Ltd.	4,120,000	2,707,749
GF Securities Co. Ltd. Class H	988,800	2,161,103
GOME Electrical Appliances Holding Ltd.[c]	8,652,160	1,048,078
Great Wall Motor Co. Ltd. Class H	2,060,000	2,136,998
Guangdong Investment Ltd.	1,648,000	2,527,233
Guangzhou Automobile Group Co. Ltd. Class H	1,648,855	2,116,328
Guangzhou R&F Properties Co. Ltd. Class H	659,200	997,301
Haier Electronics Group Co. Ltd.	835,000	1,398,849
Haitian International Holdings Ltd.	412,000	690,211
Haitong Securities Co. Ltd. Class H	2,142,400	3,478,662
Hengan International Group Co. Ltd.	618,000	5,192,508
Huadian Power International Corp. Ltd. Class H	824,000	389,704
Huaneng Power International Inc. Class H	3,296,000	2,017,539
Huaneng Renewables Corp. Ltd. Class H	2,472,000	790,026
Huatai Securities Co. Ltd. Class Hb	1,071,200	2,181,066
Industrial & Commercial Bank of China Ltd. Class H	51,912,350	29,368,129
JD.com Inc. ADR[a,c]	481,216	10,418,326
Jiangsu Expressway Co. Ltd. Class H	830,000	1,172,276
Jiangxi Copper Co. Ltd. Class H	824,000	943,996
Kingsoft Corp. Ltd.[c]	412,000	700,829
Kunlun Energy Co. Ltd.	2,472,000	1,866,754
Lenovo Group Ltd.[c]	4,944,000	3,198,330
Longfor Properties Co. Ltd.	1,030,000	1,406,968
Luye Pharma Group Ltd.[a]	824,000	534,117
Netease Inc.	54,796	11,193,179
New China Life Insurance Co. Ltd. Class H	535,600	1,894,628
New Oriental Education & Technology Group Inc. ADR	92,288	4,066,209

SCHEDULES OF INVESTMENTS	33

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2016

Security	Shares	Value
Nine Dragons Paper (Holdings) Ltd.	1,241,000	$985,130
People’s Insurance Co. Group of China Ltd. (The) Class H	4,944,000	1,898,610
PetroChina Co. Ltd. Class H	14,832,000	10,053,714
PICC Property & Casualty Co. Ltd. Class H	3,297,876	5,108,341
Ping An Insurance Group Co. of China Ltd. Class H	3,708,000	17,297,740
Qunar Cayman Islands Ltd. ADR[a,c]	24,308	730,942
Semiconductor Manufacturing International Corp.[a]	18,952,000	1,538,639
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	1,648,000	919,573
Shanghai Electric Group Co. Ltd. Class Ha	1,672,000	693,798
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	206,000	504,916
Shanghai Industrial Holdings Ltd.	412,000	963,109
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	618,096	911,073
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	453,200	1,074,605
Shenzhou International Group Holdings Ltd.	412,000	2,171,509
Shimao Property Holdings Ltd.	824,500	1,075,257
Shui On Land Ltd.	2,478,733	667,601
Sino Biopharmaceutical Ltd.	3,296,000	2,200,179
Sino-Ocean Group Holding Ltd.	1,854,000	783,655
Sinopec Engineering Group Co. Ltd. Class H	825,000	718,690
Sinopec Shanghai Petrochemical Co. Ltd. Class H	2,472,000	1,204,152
Sinopharm Group Co. Ltd. Class H	824,000	3,987,294
Sinotrans Ltd. Class H	1,236,000	565,442
SOHO China Ltd.	1,445,000	666,641
SouFun Holdings Ltd. ADR[a]	194,052	993,546
Sun Art Retail Group Ltd.	1,648,000	1,144,688

Security	Shares	Value
Sunac China Holdings Ltd.	1,236,000	$775,691
TAL Education Group Class A ADR[a,c]	28,840	1,736,456
Tencent Holdings Ltd.	3,955,200	95,057,932
Tingyi Cayman Islands Holding Corp.[c]	1,648,000	1,425,019
TravelSky Technology Ltd. Class H	824,000	1,577,928
Tsingtao Brewery Co. Ltd. Class H	280,000	986,862
Vipshop Holdings Ltd. ADR[a]	279,336	3,974,951
Want Want China Holdings Ltd.[c]	4,120,000	2,521,923
Weichai Power Co. Ltd. Class H	824,800	988,491
Yanzhou Coal Mining Co. Ltd. Class Hc	1,648,000	1,013,017
YY Inc. ADR[a]	19,776	775,021
Zhejiang Expressway Co. Ltd. Class H	830,000	856,745
Zhuzhou CRRC Times Electric Co. Ltd. Class H	412,000	2,272,386
Zijin Mining Group Co. Ltd. Class H	4,120,000	1,497,226
ZTE Corp. Class H	443,000	595,999

		697,512,836
HONG KONG — 11.99%
AIA Group Ltd.	8,487,200	52,553,169
ASM Pacific Technology Ltd.[c]	164,800	1,224,328
Bank of East Asia Ltd. (The)[c]	824,000	3,403,269
BOC Hong Kong Holdings Ltd.	2,678,000	8,782,930
Cathay Pacific Airways Ltd.[c]	824,000	1,337,947
Cheung Kong Infrastructure Holdings Ltd.	412,000	3,642,188
Cheung Kong Property Holdings Ltd.	1,854,132	13,237,059
CK Hutchison Holdings Ltd.	1,962,632	22,964,966
CLP Holdings Ltd.	1,146,500	11,937,860
First Pacific Co. Ltd./Hong Kong	1,649,000	1,279,258
Galaxy Entertainment Group Ltd.	1,648,000	5,479,211
Hang Lung Properties Ltd.[c]	1,648,000	3,567,858
Hang Seng Bank Ltd.	535,600	9,559,417
Henderson Land Development Co. Ltd.	904,284	5,383,787
HK Electric Investments & HK Electric Investments Ltd.[b]	1,854,000	1,775,169

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2016

Security	Shares	Value
HKT Trust & HKT Ltd.	1,648,640	$2,604,698
Hong Kong & China Gas Co. Ltd.[c]	5,436,745	10,088,870
Hong Kong Exchanges and Clearing Ltd.[c]	782,800	19,317,934
Hongkong Land Holdings Ltd.	782,800	5,009,920
Hysan Development Co. Ltd.	412,000	1,895,425
Kerry Properties Ltd.	412,000	1,125,574
Li & Fung Ltd.[c]	4,120,000	2,060,013
Link REIT	1,648,000	12,296,368
Melco Crown Entertainment Ltd. ADR[c]	133,345	1,861,496
MGM China Holdings Ltd.	668,000	967,573
MTR Corp. Ltd.	1,030,000	5,826,971
New World Development Co. Ltd.	4,120,666	4,789,774
NWS Holdings Ltd.	1,236,500	2,020,480
PCCW Ltd.	2,884,000	2,099,833
Power Assets Holdings Ltd.	1,030,000	10,081,057
Sands China Ltd.[c]	1,648,000	6,286,226
Shangri-La Asia Ltd.[c]	824,333	884,889
Sino Land Co. Ltd.	1,649,200	2,941,376
SJM Holdings Ltd.	1,236,000	770,912
Sun Hung Kai Properties Ltd.	1,008,000	14,418,650
Swire Pacific Ltd. Class A	412,000	4,921,733
Swire Properties Ltd.	824,000	2,293,623
Techtronic Industries Co. Ltd.	1,041,000	4,406,839
WH Group Ltd.[b]	4,120,000	3,243,990
Wharf Holdings Ltd. (The)	1,041,000	7,170,336
Wheelock & Co. Ltd.	412,000	2,206,019
Wynn Macau Ltd.[c]	988,800	1,605,536
Yue Yuen Industrial Holdings Ltd.	618,000	2,508,650

		281,833,181
INDIA — 9.89%
ACC Ltd.	31,312	789,379
Adani Ports & Special Economic Zone Ltd.	589,984	2,046,910
Ambuja Cements Ltd.	469,680	1,901,929
Apollo Hospitals Enterprise Ltd.	54,796	1,114,080
Ashok Leyland Ltd.	814,112	1,157,635
Asian Paints Ltd.	202,292	3,364,688
Aurobindo Pharma Ltd.	186,224	2,200,298
Axis Bank Ltd.	422,712	3,446,505
Bajaj Auto Ltd.	58,504	2,358,851

Security	Shares	Value
Bajaj Finance Ltd.	11,536	$1,786,354
Bharat Forge Ltd.	74,160	842,458
Bharat Heavy Electricals Ltd.	415,296	904,556
Bharat Petroleum Corp. Ltd.	122,174	1,080,935
Bharti Airtel Ltd.	708,640	3,830,158
Bharti Infratel Ltd.	394,685	2,329,752
Bosch Ltd.	5,356	1,997,080
Cadila Healthcare Ltd.	146,260	801,117
Cairn India Ltd.	313,944	895,409
Cipla Ltd.	244,728	1,926,843
Coal India Ltd.	482,864	2,364,401
Container Corp. of India Ltd.	23,484	525,844
Dabur India Ltd.	370,388	1,678,731
Divi’s Laboratories Ltd.	57,268	1,024,643
Dr. Reddy’s Laboratories Ltd.	82,400	3,610,851
Eicher Motors Ltd.	8,652	2,901,116
GAIL (India) Ltd.	227,012	1,293,750
GlaxoSmithKline Consumer Healthcare Ltd.	7,004	661,958
Glenmark Pharmaceuticals Ltd.	98,056	1,260,302
Godrej Consumer Products Ltd.	83,636	1,986,238
Havells India Ltd.	162,740	946,654
HCL Technologies Ltd.	396,344	4,455,135
Hero Motocorp Ltd.	35,020	1,674,618
Hindalco Industries Ltd.	800,104	1,595,191
Hindustan Unilever Ltd.	463,500	6,383,547
Housing Development Finance Corp. Ltd.	1,054,720	21,642,347
ICICI Bank Ltd.	781,152	3,065,834
Idea Cellular Ltd.	881,268	1,377,454
Indiabulls Housing Finance Ltd.	208,060	2,374,434
Infosys Ltd.	1,291,620	20,706,220
ITC Ltd.	2,379,301	8,966,999
JSW Steel Ltd.	59,740	1,494,013
Larsen & Toubro Ltd.	222,068	5,167,884
LIC Housing Finance Ltd.	211,356	1,640,742
Lupin Ltd.	154,912	4,023,642
Mahindra & Mahindra Financial Services Ltd.	200,232	988,680
Mahindra & Mahindra Ltd.	262,032	5,737,634
Marico Ltd.	315,180	1,337,462
Maruti Suzuki India Ltd.	74,160	5,267,203
Motherson Sumi Systems Ltd.	225,776	1,116,999
Nestle India Ltd.	16,068	1,724,303
NTPC Ltd.	1,157,308	2,735,832

SCHEDULES OF INVESTMENTS	35

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2016

Security	Shares	Value
Oil & Natural Gas Corp. Ltd.	595,340	$1,956,174
Piramal Enterprises Ltd.	53,560	1,284,968
Power Finance Corp. Ltd.	229,484	747,018
Reliance Industries Ltd.	903,516	13,689,309
Shree Cement Ltd.	5,768	1,387,235
Shriram Transport Finance Co. Ltd.	104,236	1,992,131
Siemens Ltd.	50,676	997,482
State Bank of India	1,093,036	3,743,263
Sun Pharmaceuticals Industries Ltd.	674,856	8,361,525
Tata Consultancy Services Ltd.	332,484	13,001,050
Tata Motors Ltd.	1,103,748	8,291,498
Tata Motors Ltd. Class A	281,808	1,360,764
Tata Power Co. Ltd.	792,688	852,035
Tata Steel Ltd.	215,476	1,142,118
Tech Mahindra Ltd.	163,976	1,194,478
Titan Co. Ltd.	200,644	1,262,243
Ultratech Cement Ltd.	25,132	1,395,026
United Spirits Ltd.[a]	45,732	1,675,600
UPL Ltd.	208,060	1,940,827
Vedanta Ltd.	723,884	1,779,316
Wipro Ltd.	440,428	3,583,717
Yes Bank Ltd.	74,984	1,362,272
Zee Entertainment Enterprises Ltd.	401,700	2,982,241

		232,487,888
INDONESIA — 3.21%
Adaro Energy Tbk PT	23,772,400	1,887,491
AKR Corporindo Tbk PT	1,194,800	615,712
Astra International Tbk PT	14,172,800	8,358,581
Bank Central Asia Tbk PT	8,528,400	9,408,358
Bank Danamon Indonesia Tbk PT	2,430,846	649,537
Bank Mandiri Persero Tbk PT	6,550,851	5,051,234
Bank Negara Indonesia Persero Tbk PT	5,232,415	2,137,147
Bank Rakyat Indonesia Persero Tbk PT	7,704,400	6,778,884
Bumi Serpong Damai Tbk PT	5,273,600	841,457
Charoen Pokphand Indonesia Tbk PT	5,191,200	1,486,201
Global Mediacom Tbk PT	5,026,400	395,251
Gudang Garam Tbk PT	329,600	1,699,144

Security	Shares	Value
Hanjaya Mandala Sampoerna Tbk PT	6,221,200	$1,724,087
Indocement Tunggal Prakarsa Tbk PT	988,800	1,288,984
Indofood CBP Sukses Makmur Tbk PT	1,587,600	1,042,361
Indofood Sukses Makmur Tbk PT	3,090,000	1,963,908
Jasa Marga Persero Tbk PT	1,442,000	586,224
Kalbe Farma Tbk PT	14,914,400	1,907,212
Lippo Karawaci Tbk PT	13,019,200	1,128,129
Matahari Department Store Tbk PT	1,606,800	2,444,210
Media Nusantara Citra Tbk PT	3,543,200	581,584
Perusahaan Gas Negara Persero Tbk PT	7,622,000	1,914,447
Semen Indonesia Persero Tbk PT	2,060,000	1,474,405
Summarecon Agung Tbk PT	7,127,600	922,341
Surya Citra Media Tbk PT	3,914,000	944,249
Telekomunikasi Indonesia Persero Tbk PT	35,349,600	11,415,720
Tower Bersama Infrastructure Tbk PT	1,483,200	645,436
Unilever Indonesia Tbk PT	1,030,000	3,542,505
United Tractors Tbk PT	1,153,643	1,387,172
Waskita Karya Persero Tbk PT	2,884,000	609,893
XL Axiata Tbk PTa	2,430,800	688,496

		75,520,360
MALAYSIA — 3.27%
AirAsia Bhd	865,200	622,782
Alliance Financial Group Bhd	741,600	725,112
AMMB Holdings Bhd	1,277,200	1,349,210
Astro Malaysia Holdings Bhd	1,112,400	797,987
Axiata Group Bhd[c]	1,850,400	2,586,605
Berjaya Sports Toto Bhd	453,213	365,198
British American Tobacco Malaysia Bhd	123,600	1,498,808
CIMB Group Holdings Bhd	2,101,200	2,266,127
Dialog Group Bhd	2,389,662	892,344
DiGi.Com Bhd[c]	2,430,800	2,961,987
Felda Global Ventures Holdings Bhd	906,500	411,995
Gamuda Bhd	1,194,800	1,414,798
Genting Bhd	1,565,600	3,161,585

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2016

Security	Shares	Value
Genting Malaysia Bhd	2,101,200	$2,214,506
Genting Plantations Bhd	165,000	427,245
HAP Seng Consolidated Bhd	370,800	705,982
Hartalega Holdings Bhd	412,000	435,229
Hong Leong Bank Bhd	453,200	1,460,750
Hong Leong Financial Group Bhd	123,600	462,153
IHH Healthcare Bhd	1,977,600	3,177,375
IJM Corp. Bhd	2,018,800	1,681,300
IOI Corp. Bhd	1,606,800	1,669,761
IOI Properties Group Bhd	1,126,933	653,375
Kuala Lumpur Kepong Bhd	288,400	1,638,081
Lafarge Malaysia Bhd	206,000	402,334
Malayan Banking Bhd[c]	2,389,600	4,708,167
Malaysia Airports Holdings Bhd	535,600	782,906
Maxis Bhd[c]	1,277,200	1,888,894
MISC Bhd	782,800	1,444,252
Petronas Chemicals Group Bhd	1,689,200	2,718,157
Petronas Dagangan Bhd	123,600	706,286
Petronas Gas Bhd	494,400	2,693,967
PPB Group Bhd	329,600	1,295,566
Public Bank Bhd	1,895,230	9,079,225
RHB Bank Bhd[c]	490,845	613,782
Sapurakencana Petroleum Bhd	2,554,400	897,382
Sime Darby Bhd	1,771,600	3,229,400
Telekom Malaysia Bhd	824,000	1,382,611
Tenaga Nasional Bhd	2,389,600	8,441,825
UMW Holdings Bhd	329,600	461,545
Westports Holdings Bhd	741,600	819,850
YTL Corp. Bhd	3,007,600	1,233,925
YTL Power International Bhd	1,277,220	448,698

		76,829,067
PHILIPPINES — 1.79%
Aboitiz Equity Ventures Inc.	1,400,820	2,319,337
Aboitiz Power Corp.	988,800	949,760
Alliance Global Group Inc.	1,524,400	522,910
Ayala Corp.	160,688	2,967,492
Ayala Land Inc.	5,191,200	4,352,630
Bank of the Philippine Islands	547,969	1,116,642
BDO Unibank Inc.	1,198,929	2,880,891
DMCI Holdings Inc.	2,884,000	797,064
Energy Development Corp.	6,880,400	857,312
Globe Telecom Inc.	22,660	1,090,912
GT Capital Holdings Inc.	57,680	1,885,528

Security	Shares	Value
International Container Terminal Services Inc.	383,160	$520,532
JG Summit Holdings Inc.	1,919,927	3,402,970
Jollibee Foods Corp.	317,240	1,717,177
Megaworld Corp.	7,828,000	835,806
Metro Pacific Investments Corp.	8,322,400	1,324,942
Metropolitan Bank & Trust Co.	341,961	689,221
Philippine Long Distance Telephone Co.	65,920	2,927,290
Robinsons Land Corp.	1,194,800	811,581
Security Bank Corp.	284,280	1,321,531
SM Investments Corp.	166,860	2,440,385
SM Prime Holdings Inc.	5,891,625	3,651,782
Universal Robina Corp.	622,120	2,646,420

		42,030,115
SINGAPORE — 5.19%
Ascendas REIT	1,461,318	2,665,646
CapitaLand Commercial Trust	1,359,600	1,523,489
CapitaLand Ltd.[c]	1,771,600	4,181,351
CapitaLand Mall Trust	1,689,200	2,691,451
City Developments Ltd.[c]	288,400	1,827,328
ComfortDelGro Corp. Ltd.[c]	1,483,200	3,114,157
DBS Group Holdings Ltd.	1,236,000	14,181,193
Genting Singapore PLC	4,243,600	2,480,252
Global Logistic Properties Ltd.[c]	1,812,800	2,584,701
Golden Agri-Resources Ltd.	4,944,007	1,325,175
Hutchison Port Holdings Trust	3,666,871	1,741,764
Jardine Cycle & Carriage Ltd.[c]	82,466	2,408,712
Jardine Matheson Holdings Ltd.	164,800	9,772,640
Keppel Corp. Ltd.[c]	1,030,000	4,026,134
Noble Group Ltd.[a,c]	6,138,828	740,444
Oversea-Chinese Banking Corp. Ltd.	2,183,675	13,982,284
SembCorp Industries Ltd.[c]	659,200	1,359,529
Sembcorp Marine Ltd.[c]	576,800	605,530
Singapore Airlines Ltd.	370,800	3,031,333
Singapore Exchange Ltd.	576,800	3,233,790
Singapore Press Holdings Ltd.[c]	1,322,700	3,722,587
Singapore Technologies Engineering Ltd.	1,071,200	2,623,965
Singapore Telecommunications Ltd.	5,562,000	17,310,074
StarHub Ltd.	412,000	1,202,472
Suntec REIT	1,607,000	1,998,131
United Overseas Bank Ltd.	906,400	12,282,391

SCHEDULES OF INVESTMENTS	37

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2016

Security	Shares	Value
UOL Group Ltd.	329,600	$1,415,972
Wilmar International Ltd.	1,318,400	3,033,174
Yangzijiang Shipbuilding Holdings Ltd.[c]	1,318,400	854,000

		121,919,669
SOUTH KOREA — 16.45%
AmorePacific Corp.	22,660	7,849,020
AmorePacific Group	19,364	2,497,967
BGF retail Co. Ltd.	6,742	1,200,758
BNK Financial Group Inc.	189,108	1,487,338
Celltrion Inc.[a,c]	52,736	4,900,966
Cheil Worldwide Inc.	49,028	787,844
CJ CheilJedang Corp.	5,356	1,881,521
CJ Corp.	9,888	1,769,892
CJ E&M Corp.	13,184	836,836
CJ Korea Express Corp.[a]	4,532	811,200
Coway Co. Ltd.	37,492	2,868,423
Daelim Industrial Co. Ltd.	19,364	1,452,105
Daewoo Engineering & Construction Co. Ltd.[a,c]	88,992	494,157
DGB Financial Group Inc.	124,424	1,000,813
Dongbu Insurance Co. Ltd.	33,784	1,915,176
Dongsuh Cos. Inc.	24,362	709,013
Doosan Heavy Industries & Construction Co. Ltd.	33,372	780,562
E-MART Inc.	14,008	2,044,644
GS Engineering & Construction Corp.[a,c]	34,608	886,711
GS Holdings Corp.	35,432	1,521,474
GS Retail Co. Ltd.	18,540	834,188
Hana Financial Group Inc.	209,708	5,157,752
Hankook Tire Co. Ltd.	51,912	2,511,834
Hanmi Pharm Co. Ltd.[c]	3,795	2,070,031
Hanmi Science Co. Ltd.	8,240	1,059,287
Hanon Systems	132,874	1,358,217
Hanssem Co. Ltd.	7,828	1,201,996
Hanwha Chemical Corp.	73,748	1,682,151
Hanwha Corp.	31,312	995,141
Hanwha Life Insurance Co. Ltd.	158,620	817,067
Hotel Shilla Co. Ltd.[c]	23,072	1,227,596
Hyosung Corp.	14,420	1,789,385
Hyundai Department Store Co. Ltd.	10,712	1,185,813
Hyundai Development Co.-Engineering & Construction	44,370	1,754,757

Security	Shares	Value
Hyundai Engineering & Construction Co. Ltd.	50,676	$1,664,846
Hyundai Glovis Co. Ltd.	13,184	1,977,335
Hyundai Heavy Industries Co. Ltd.[a,c]	29,252	3,277,352
Hyundai Marine & Fire Insurance Co. Ltd.	51,775	1,400,511
Hyundai Mobis Co. Ltd.	47,792	10,879,757
Hyundai Motor Co.	100,940	11,894,907
Hyundai Steel Co.	58,504	2,642,773
Hyundai Wia Corp.	11,536	884,651
Industrial Bank of Korea	182,928	1,935,184
Kakao Corp.	21,424	1,738,554
Kangwon Land Inc.	82,812	3,031,105
KB Financial Group Inc.	271,920	8,544,913
KCC Corp.	4,120	1,451,002
KEPCO Plant Service & Engineering Co. Ltd.[c]	15,656	958,802
Kia Motors Corp.	186,224	7,007,402
Korea Aerospace Industries Ltd. Class A	40,788	2,934,886
Korea Electric Power Corp.	180,868	9,897,968
Korea Gas Corp.	19,364	731,239
Korea Investment Holdings Co. Ltd.	27,192	1,138,512
Korea Zinc Co. Ltd.	6,180	2,808,213
Korean Air Lines Co. Ltd.[a]	27,604	702,329
KT Corp.	25,218	714,790
KT&G Corp.	78,603	8,490,794
Kumho Petrochemical Co. Ltd.	11,948	647,452
LG Chem Ltd.	32,960	7,164,898
LG Corp.	66,332	3,760,284
LG Display Co. Ltd.	161,504	4,469,601
LG Electronics Inc.	74,160	3,541,990
LG Household & Health Care Ltd.	6,592	5,932,006
LG Innotek Co. Ltd.	9,476	756,287
LG Uplus Corp.	150,792	1,474,064
Lotte Chemical Corp.	10,712	2,902,372
Lotte Chilsung Beverage Co. Ltd.	412	606,883
Lotte Confectionery Co. Ltd.	4,120	696,996
Lotte Shopping Co. Ltd.	8,240	1,419,738
Mirae Asset Daewoo Co. Ltd.	126,484	1,025,287
Mirae Asset Securities Co. Ltd.	53,148	1,259,724

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2016

Security	Shares	Value
NAVER Corp.	19,152	$12,139,374
NCsoft Corp.	12,360	2,769,593
NH Investment & Securities Co. Ltd.	101,352	941,000
OCI Co. Ltd.[a,c]	11,536	957,772
Orion Corp./Republic of Korea	2,472	2,032,506
Ottogi Corp.	824	574,516
Paradise Co. Ltd.	32,136	460,459
POSCO	49,028	9,913,710
Posco Daewoo Corp.	32,136	612,510
S-1 Corp.	13,184	1,194,640
S-Oil Corp.	31,312	2,138,435
Samsung C&T Corp.	53,560	6,478,936
Samsung Card Co. Ltd.	24,308	936,384
Samsung Electro-Mechanics Co. Ltd.	38,728	1,908,482
Samsung Electronics Co. Ltd.	71,276	97,927,745
Samsung Fire & Marine Insurance Co. Ltd.	23,484	5,587,186
Samsung Heavy Industries Co. Ltd.[a,c]	107,532	954,219
Samsung Life Insurance Co. Ltd.	49,440	4,294,525
Samsung SDI Co. Ltd.	38,316	3,608,747
Samsung SDS Co. Ltd.	24,308	3,407,004
Samsung Securities Co. Ltd.	41,200	1,390,314
Shinhan Financial Group Co. Ltd.	297,147	10,597,708
Shinsegae Co. Ltd.	4,944	803,292
SK Holdings Co. Ltd.	32,136	5,981,660
SK Hynix Inc.	409,116	12,564,023
SK Innovation Co. Ltd.	44,908	5,853,295
SK Networks Co. Ltd.	84,460	468,238
SK Telecom Co. Ltd.	14,420	2,960,853
Woori Bank	222,068	2,002,309
Yuhan Corp.	5,356	1,463,140

		386,629,617
TAIWAN — 14.29%
Acer Inc.	2,266,830	1,079,341
Advanced Semiconductor Engineering Inc.	4,532,863	5,395,758
Advantech Co. Ltd.	238,278	1,851,109
Asia Cement Corp.	1,704,448	1,559,060
Asia Pacific Telecom Co. Ltd.[a]	1,236,000	427,836
Asustek Computer Inc.	412,100	3,582,300

Security	Shares	Value
AU Optronics Corp.	5,768,580	$2,340,103
Casetek Holdings Ltd.	93,000	374,354
Catcher Technology Co. Ltd.	412,000	2,865,144
Cathay Financial Holding Co. Ltd.	5,768,722	6,478,360
Chailease Holding Co. Ltd.	824,811	1,462,403
Chang Hwa Commercial Bank Ltd.	3,296,333	1,770,890
Cheng Shin Rubber Industry Co. Ltd.	1,236,303	2,579,262
Chicony Electronics Co. Ltd.	421,187	1,040,994
China Airlines Ltd.	2,060,330	606,682
China Development Financial Holding Corp.	9,476,734	2,303,651
China Life Insurance Co. Ltd./Taiwan	2,141,804	1,767,896
China Steel Corp.	8,240,484	5,691,905
Chunghwa Telecom Co. Ltd.	2,884,110	10,254,252
Compal Electronics Inc.	2,884,000	1,811,365
CTBC Financial Holding Co. Ltd.	11,124,941	6,133,476
Delta Electronics Inc.	1,386,000	7,294,051
E.Sun Financial Holding Co. Ltd.	5,438,100	3,032,239
Eclat Textile Co. Ltd.	138,400	1,549,917
EVA Airways Corp.[a]	1,236,962	588,974
Evergreen Marine Corp. Taiwan Ltd.	1,255,145	485,576
Far Eastern New Century Corp.	2,065,040	1,610,735
Far EasTone Telecommunications Co. Ltd.	1,236,000	2,838,042
Feng TAY Enterprise Co. Ltd.	230,652	1,040,438
First Financial Holding Co. Ltd.	6,592,556	3,655,303
Formosa Chemicals & Fibre Corp.	2,472,740	6,436,885
Formosa Petrochemical Corp.	824,000	2,343,740
Formosa Plastics Corp.	2,884,400	7,029,613
Formosa Taffeta Co. Ltd.	412,000	390,408
Foxconn Technology Co. Ltd.	824,264	1,995,915
Fubon Financial Holding Co. Ltd.	4,532,111	5,629,114
Giant Manufacturing Co. Ltd.	212,000	1,427,811
Hermes Microvision Inc.	32,000	1,358,268
Highwealth Construction Corp.	561,880	856,294
Hiwin Technologies Corp.	167,020	818,802

SCHEDULES OF INVESTMENTS	39

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2016

Security	Shares	Value
Hon Hai Precision Industry Co. Ltd.	9,888,133	$27,226,980
Hotai Motor Co. Ltd.	188,000	1,884,535
HTC Corp.	412,450	1,228,706
Hua Nan Financial Holdings Co. Ltd.	4,532,535	2,470,511
Innolux Corp.	5,768,981	2,132,443
Inotera Memories Inc.[a]	1,648,000	1,342,230
Inventec Corp.	1,648,460	1,278,056
Largan Precision Co. Ltd.	77,000	8,249,225
Lite-On Technology Corp.	1,648,148	2,467,859
MediaTek Inc.	1,070,391	8,164,653
Mega Financial Holding Co. Ltd.	7,416,827	5,808,373
Merida Industry Co. Ltd.	177,000	817,827
Nan Ya Plastics Corp.	3,296,000	6,236,206
Nanya Technology Corp.	412,000	486,558
Novatek Microelectronics Corp.	415,000	1,456,004
OBI Pharma Inc.[a]	75,000	1,158,256
Pegatron Corp.	1,236,000	3,031,632
Phison Electronics Corp.	116,000	959,308
Pou Chen Corp.	1,650,000	2,248,379
Powertech Technology Inc.	415,200	1,056,111
President Chain Store Corp.	412,000	3,342,668
Quanta Computer Inc.	2,060,000	4,188,015
Realtek Semiconductor Corp.	412,642	1,492,972
Ruentex Development Co. Ltd.[a]	550,747	659,040
Ruentex Industries Ltd.	412,195	658,520
Shin Kong Financial Holding Co. Ltd.	5,768,457	1,170,930
Siliconware Precision Industries Co. Ltd.	1,648,661	2,478,957
Simplo Technology Co. Ltd.	175,550	618,657
SinoPac Financial Holdings Co. Ltd.	7,007,308	2,260,918
Standard Foods Corp.	288,951	717,784
Synnex Technology International Corp.	1,043,000	1,231,748
TaiMed Biologics Inc.[a]	109,000	740,939
Taishin Financial Holding Co. Ltd.	5,768,008	2,312,768
Taiwan Business Bank[a]	2,884,173	759,825
Taiwan Cement Corp.	2,472,000	2,625,092
Taiwan Cooperative Financial Holding Co. Ltd.	4,944,284	2,315,479
Taiwan Fertilizer Co. Ltd.	412,000	574,319

Security	Shares	Value
Taiwan Mobile Co. Ltd.	1,236,000	$4,258,998
Taiwan Semiconductor Manufacturing Co. Ltd.	17,304,670	93,507,990
Teco Electric and Machinery Co. Ltd.	1,236,000	1,093,788
Transcend Information Inc.	137,000	410,704
Uni-President Enterprises Corp.	3,296,694	6,733,216
United Microelectronics Corp.	7,828,000	2,918,059
Vanguard International Semiconductor Corp.	434,000	785,803
Wistron Corp.	1,740,010	1,381,739
WPG Holdings Ltd.	1,241,240	1,578,622
Yuanta Financial Holding Co. Ltd.	7,004,556	2,457,508
Yulon Motor Co. Ltd.	412,000	365,887
Zhen Ding Technology Holding Ltd.	412,097	845,546

		335,948,609
THAILAND — 2.75%
Advanced Info Service PCL NVDR	741,600	3,789,974
Airports of Thailand PCL NVDR[c]	288,400	3,270,686
Bangkok Bank PCL Foreign	164,800	809,096
Bangkok Dusit Medical Services PCL NVDR	2,802,600	1,810,465
Bangkok Expressway & Metro PCL	4,820,400	1,162,543
Banpu PCL NVDR[c]	988,800	445,712
BEC World PCL NVDR	659,200	467,477
BTS Group Holdings PCL NVDR	4,161,200	1,123,034
Bumrungrad Hospital PCL NVDR[c]	247,200	1,305,909
Central Pattana PCL NVDR	906,400	1,496,354
Charoen Pokphand Foods PCL NVDR	1,883,900	1,514,476
CP ALL PCL NVDR	3,502,000	5,203,230
Delta Electronics Thailand PCL NVDR	329,600	674,246
Electricity Generating PCL NVDR	82,400	470,790
Energy Absolute PCL NVDR	782,800	589,966
Glow Energy PCL NVDR	370,800	912,894
Home Product Center PCL NVDR	2,953,043	856,323

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2016

Security	Shares	Value
Indorama Ventures PCL NVDR	1,003,900	$958,360
IRPC PCL NVDR	7,127,600	1,015,013
Kasikornbank PCL Foreign	824,000	4,719,724
Kasikornbank PCL NVDR	657,875	3,730,414
Krung Thai Bank PCL NVDR	2,595,675	1,296,720
Minor International PCL NVDR	1,442,020	1,687,118
PTT Exploration & Production PCL NVDR	947,684	2,244,729
PTT Global Chemical PCL NVDR	1,408,876	2,457,342
PTT PCL NVDR	700,400	6,636,003
Robinson Department Store PCL NVDR	288,400	546,494
Siam Cement PCL (The) Foreign	206,000	3,016,365
Siam Cement PCL (The) NVDR	82,400	1,206,546
Siam Commercial Bank PCL (The) NVDR	1,071,200	4,874,683
Thai Oil PCL NVDR	576,800	1,006,046
Thai Union Group PCL NVDR	1,360,000	851,220
TMB Bank PCL NVDR	9,888,000	641,599
True Corp. PCL NVDR[c]	7,085,090	1,820,602

		64,612,153

TOTAL COMMON STOCKS
(Cost: $2,264,294,885)		2,315,323,495

PREFERRED STOCKS — 0.90%

SOUTH KOREA — 0.90%
AmorePacific Corp.	6,592	1,324,109
Hyundai Motor Co.	16,068	1,398,590
Hyundai Motor Co. Series 2	26,368	2,365,740
LG Chem Ltd.	4,944	783,431
LG Household & Health Care Ltd.	1,648	859,199
Samsung Electronics Co. Ltd.	12,772	14,423,586

		21,154,655

TOTAL PREFERRED STOCKS
(Cost: $12,515,362)		21,154,655

Security	Shares	Value
RIGHTS — 0.00%

HONG KONG — 0.00%
China Resources Beer Holdings Co. Ltd.[a]	252,000	$101,320

		101,320

TOTAL RIGHTS
(Cost: $0)		101,320

SHORT-TERM INVESTMENTS — 6.04%

MONEY MARKET FUNDS — 6.04%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[d,e,f]	132,099,156	132,099,156
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[d,e,f]	7,299,063	7,299,063
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[d],[e]	2,608,701	2,608,701

		142,006,920

TOTAL SHORT-TERM INVESTMENTS
(Cost: $142,006,920)		142,006,920

TOTAL INVESTMENTS IN SECURITIES — 105.45%
(Cost: $2,418,817,167)[g]		2,478,586,390
Other Assets, Less Liabilities — (5.45)%		(128,169,067)

NET ASSETS — 100.00%		$2,350,417,323

ADR  —  American Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $2,493,634,860. Net unrealized depreciation was $15,048,470, of which $356,728,591 represented gross unrealized appreciation on securities and $371,777,061 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	41

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,315,323,495	$—	$—	$2,315,323,495
Preferred stocks	21,154,655	—	—	21,154,655
Rights	101,320	—	—	101,320
Money market funds	142,006,920	—	—	142,006,920

Total	$2,478,586,390	$—	$—	$2,478,586,390

See notes to financial statements.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EUROPE FINANCIALS ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.61%

AUSTRIA — 0.61%
Erste Group Bank AG	85,170	$2,257,699
IMMOEAST AG Escrow[a]	740	—
IMMOFINANZ AG Escrow[a]	328	—
Raiffeisen Bank International AGa	36,258	478,437

		2,736,136
BELGIUM — 1.82%
Ageas	61,418	2,066,946
Groupe Bruxelles Lambert SA	24,986	2,108,119
KBC Group NVa	76,460	3,974,534

		8,149,599
DENMARK — 1.46%
Danske Bank A/S	215,508	5,857,948
Tryg A/S	35,676	665,628

		6,523,576
FINLAND — 1.27%
Sampo OYJ Class A	136,487	5,657,870

		5,657,870
FRANCE — 13.25%
AXA SA	592,685	12,082,303
BNP Paribas SA	323,367	16,039,004
CNP Assurances	52,268	798,702
Credit Agricole SA	322,787	2,858,777
Eurazeo SA	12,655	809,039
Fonciere des Regions	10,093	949,646
Gecina SA	12,379	1,872,934
ICADE	11,225	865,360
Klepierre	67,034	3,210,196
Natixis SA	287,874	1,186,258
SCOR SE	49,947	1,459,725
Societe Generale SA	232,397	7,940,574
Unibail-Rodamco SE	29,906	8,231,847
Wendel SA	8,796	939,055

		59,243,420
GERMANY — 11.77%
Allianz SE Registered	139,396	19,999,359
Commerzbank AG	325,611	2,146,820
Deutsche Bank AG Registered[a]	421,031	5,661,588
Deutsche Boerse AG	59,187	4,971,222
Deutsche Wohnen AG Bearer	103,083	3,858,751
Hannover Rueck SE	18,438	1,886,987

Security	Shares	Value
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	50,725	$8,463,110
Vonovia SE	142,169	5,635,861

		52,623,698
IRELAND — 0.39%
Bank of Ireland[a]	8,390,182	1,735,730

		1,735,730
ITALY — 4.94%
Assicurazioni Generali SpA	356,500	4,696,171
EXOR SpA	33,982	1,323,554
Intesa Sanpaolo SpA	3,869,690	8,524,747
Mediobanca SpA	173,354	1,214,490
Poste Italiane SpA[b]	160,090	1,114,404
UniCredit SpA	1,548,122	3,794,765
Unione di Banche Italiane SpA	275,854	846,452
UnipolSai SpA	349,241	585,809

		22,100,392
NETHERLANDS — 4.34%
ABN AMRO Group NVb	71,853	1,335,411
Aegon NV	558,065	2,275,310
ING Groep NV	1,180,953	13,206,013
NN Group NV	96,728	2,609,508

		19,426,242
NORWAY — 0.97%
DNB ASA	298,216	3,287,390
Gjensidige Forsikring ASA	60,972	1,030,086

		4,317,476
SPAIN — 8.80%
Banco Bilbao Vizcaya Argentaria SA	1,985,152	11,598,963
Banco de Sabadell SA	1,625,927	2,223,651
Banco Popular Espanol SA	1,022,865	1,432,062
Banco Santander SA	4,404,358	18,686,116
Bankia SA	1,416,691	1,086,772
Bankinter SA	206,631	1,441,847
CaixaBank SA	813,811	2,044,870
Mapfre SA	329,364	807,339

		39,321,620
SWEDEN — 6.98%
Industrivarden AB Class C	50,455	851,421
Investor AB Class B	138,933	4,799,664
Kinnevik AB Class B	71,962	1,840,076
Nordea Bank AB	927,217	8,285,126

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE FINANCIALS ETF

July 31, 2016

Security	Shares	Value
Skandinaviska Enskilda Banken AB Class A	463,633	$4,077,584
Svenska Handelsbanken AB Class A	457,169	5,518,130
Swedbank AB Class A	276,395	5,823,684

		31,195,685
SWITZERLAND — 11.93%
Baloise Holding AG Registered	15,106	1,706,840
Credit Suisse Group AG Registered	567,737	6,550,021
Julius Baer Group Ltd.	68,556	2,821,830
Pargesa Holding SA Bearer	10,633	742,643
Partners Group Holding AG	5,258	2,412,875
Swiss Life Holding AG Registered	9,641	2,209,614
Swiss Prime Site AG Registered	20,393	1,879,038
Swiss Re AG	101,659	8,557,049
UBS Group AG	1,115,885	15,414,211
Zurich Insurance Group AG	45,738	11,022,174

		53,316,295
UNITED KINGDOM — 31.08%
3i Group PLC	284,774	2,332,843
Aberdeen Asset Management PLC	281,345	1,189,731
Admiral Group PLC	66,092	1,898,918
Aviva PLC	1,242,149	6,450,028
Barclays PLC	5,138,399	10,543,794
British Land Co. PLC (The)	300,643	2,678,389
Direct Line Insurance Group PLC	429,117	1,995,225
Hammerson PLC	242,764	1,796,922
Hargreaves Lansdown PLC	79,145	1,365,000
HSBC Holdings PLC	6,017,105	39,553,105
ICAP PLC	171,711	1,014,514
Intu Properties PLC	292,752	1,166,450
Investec PLC	190,794	1,138,661
Land Securities Group PLC	243,354	3,534,727
Legal & General Group PLC	1,823,547	4,980,252
Lloyds Banking Group PLC	19,648,278	13,865,254
London Stock Exchange Group PLC	96,367	3,550,515
Old Mutual PLC	1,510,713	4,224,161
Provident Financial PLC	45,227	1,626,698
Prudential PLC	787,263	13,954,079
Royal Bank of Scotland Group PLC[a]	1,064,417	2,719,049
RSA Insurance Group PLC	317,346	2,097,011
Schroders PLC	41,340	1,436,945

Security	Shares	Value
Segro PLC	236,994	$1,393,931
St. James’s Place PLC	161,900	1,990,480
Standard Chartered PLC	1,000,704	8,032,927
Standard Life PLC	605,036	2,433,215

		138,962,824

TOTAL COMMON STOCKS
(Cost: $533,816,698)		445,310,563

PREFERRED STOCKS — 0.13%

ITALY — 0.13%
Intesa Sanpaolo SpA	287,895	600,094

		600,094

TOTAL PREFERRED STOCKS (Cost: $671,757)		600,094

SHORT-TERM INVESTMENTS — 0.07%

MONEY MARKET FUNDS — 0.07%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c],[d]	296,150	296,150

		296,150

TOTAL SHORT-TERM INVESTMENTS
(Cost: $296,150)		296,150

TOTAL INVESTMENTS IN SECURITIES — 99.81%
(Cost: $534,784,605)[e]		446,206,807
Other Assets, Less Liabilities — 0.19%		854,797

NET ASSETS — 100.00%		$447,061,604

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments for federal income tax purposes was $537,862,738. Net unrealized depreciation was $91,655,931, of which $4,342,381 represented gross unrealized appreciation on securities and $95,998,312 represented gross unrealized depreciation on securities.

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE FINANCIALS ETF

July 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3		Total
Investments:
Assets:
Common stocks	$445,310,563	$—	$0	[a]	$445,310,563
Preferred stocks	600,094	—	—		600,094
Money market funds	296,150	—	—		296,150

Total	$446,206,807	$—	$0	[a]	$446,206,807

[a]	Rounds to less than $1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® MSCI KOKUSAI ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.50%

AUSTRALIA — 3.02%
AGL Energy Ltd.	6,683	$104,534
Alumina Ltd.	24,180	24,351
Amcor Ltd./Australia	10,894	124,365
AMP Ltd.	27,716	122,391
APA Group	10,713	79,063
Aristocrat Leisure Ltd.	5,226	63,314
Asciano Ltd.	5,876	40,864
ASX Ltd.	1,960	74,038
Aurizon Holdings Ltd.	20,892	82,571
AusNet Services	13,520	18,188
Australia & New Zealand Banking Group Ltd.	26,936	529,015
Bank of Queensland Ltd.	3,606	28,942
Bendigo & Adelaide Bank Ltd.	4,083	31,498
BHP Billiton Ltd.	29,640	439,744
Boral Ltd.	8,164	42,629
Brambles Ltd.	14,742	150,703
Caltex Australia Ltd.	2,513	63,336
Challenger Ltd./Australia	4,654	33,604
CIMIC Group Ltd.	1,046	23,246
Coca-Cola Amatil Ltd.	5,824	40,813
Cochlear Ltd.	546	55,081
Commonwealth Bank of Australia	15,262	897,251
Computershare Ltd.	4,472	30,183
Crown Resorts Ltd.	3,744	37,278
CSL Ltd.	4,290	384,752
Dexus Property Group	8,528	63,326
Domino’s Pizza Enterprises Ltd.	520	29,721
DUET Group	9,958	20,359
Flight Centre Travel Group Ltd.[a]	598	14,631
Fortescue Metals Group Ltd.[a]	14,248	47,973
Goodman Group	15,002	85,973
GPT Group (The)	17,706	75,496
Harvey Norman Holdings Ltd.	6,578	24,198
Healthscope Ltd.	15,496	34,862
Incitec Pivot Ltd.	16,770	36,581
Insurance Australia Group Ltd.	23,270	106,826
James Hardie Industries PLC	4,082	67,635
LendLease Group	4,680	47,700
Macquarie Group Ltd.	2,782	157,295
Medibank Pvt Ltd.	25,636	59,818
Mirvac Group	32,350	54,093
National Australia Bank Ltd.	23,278	469,557

Security	Shares	Value
Newcrest Mining Ltd.[b]	7,410	$140,799
Oil Search Ltd.	12,584	67,812
Orica Ltd.[a]	3,640	39,147
Origin Energy Ltd.	16,384	68,490
Platinum Asset Management Ltd.	2,158	9,940
Qantas Airways Ltd.	5,006	12,023
QBE Insurance Group Ltd.	12,402	103,405
Ramsay Health Care Ltd.	1,422	85,156
REA Group Ltd.	416	20,637
Rio Tinto Ltd.	3,718	140,050
Santos Ltd.	14,692	49,022
Scentre Group	49,320	198,674
Seek Ltd.	2,886	36,631
Sonic Healthcare Ltd.	3,929	68,624
South32 Ltd.[b]	53,639	74,810
Stockland	21,356	81,807
Suncorp Group Ltd.	11,752	119,958
Sydney Airport	9,906	56,920
Tabcorp Holdings Ltd.	8,724	32,424
Tatts Group Ltd.	14,820	46,520
Telstra Corp. Ltd.	39,574	173,551
TPG Telecom Ltd.	2,600	25,354
Transurban Group	19,202	183,307
Treasury Wine Estates Ltd.	7,574	55,551
Vicinity Centres	30,690	80,708
Vocus Communications Ltd.	3,991	27,088
Wesfarmers Ltd.	10,297	335,980
Westfield Corp.	17,888	145,203
Westpac Banking Corp.	30,680	724,967
Woodside Petroleum Ltd.	6,760	136,309
Woolworths Ltd.	11,648	207,250

		8,465,915
AUSTRIA — 0.07%
Andritz AG	794	40,488
Erste Group Bank AG	2,730	72,367
IMMOEAST AG Escrow[b]	5,270	—
OMV AG	1,404	37,312
Raiffeisen Bank International AGb	1,092	14,409
Voestalpine AG	1,092	38,490

		203,066
BELGIUM — 0.55%
Ageas	1,952	65,692
Anheuser-Busch InBev SA/NV	7,488	965,460
Colruyt SA	780	43,516
Groupe Bruxelles Lambert SA	780	65,810

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2016

Security	Shares	Value
KBC Group NVb	2,314	$120,286
Proximus SADP	1,095	34,182
Solvay SA	716	74,310
Telenet Group Holding NVa,b	546	25,903
UCB SA	1,170	91,545
Umicore SA	789	45,650

		1,532,354
CANADA — 3.84%
Agnico Eagle Mines Ltd.	2,132	124,220
Agrium Inc.	1,222	111,044
Alimentation Couche-Tard Inc. Class B	3,822	173,009
AltaGas Ltd.	1,456	37,136
ARC Resources Ltd.	3,406	59,994
Atco Ltd./Canada Class I	754	28,453
Bank of Montreal	5,954	382,155
Bank of Nova Scotia (The)	11,102	564,529
Barrick Gold Corp.	10,946	239,309
BCE Inc.	1,352	64,829
BlackBerry Ltd.[b]	4,446	33,753
Bombardier Inc. Class Bb	20,521	30,843
Brookfield Asset Management Inc. Class A	8,149	281,767
CAE Inc.	2,600	34,732
Cameco Corp.	3,770	36,080
Canadian Imperial Bank of Commerce/Canada	3,536	268,959
Canadian National Railway Co.	6,968	442,269
Canadian Natural Resources Ltd.	9,984	302,724
Canadian Pacific Railway Ltd.	1,326	198,903
Canadian Tire Corp. Ltd. Class A	650	68,382
Canadian Utilities Ltd. Class A	1,248	38,463
CCL Industries Inc. Class B	234	41,935
Cenovus Energy Inc.	7,956	114,028
CGI Group Inc. Class Ab	2,106	102,373
CI Financial Corp.	2,392	48,957
Constellation Software Inc./Canada	182	74,180
Crescent Point Energy Corp.	4,810	70,414
Dollarama Inc.	1,118	82,767
Eldorado Gold Corp.	6,692	27,455
Element Financial Corp.	3,146	33,823
Empire Co. Ltd. Class A	1,326	21,150
Enbridge Inc.	8,309	342,223
Encana Corp.	8,038	64,721
Fairfax Financial Holdings Ltd.	208	111,654

Security	Shares	Value
Finning International Inc.	1,378	$22,360
First Capital Realty Inc.	884	15,720
First Quantum Minerals Ltd.	6,656	57,625
Fortis Inc./Canada	2,444	81,057
Franco-Nevada Corp.	1,612	124,443
George Weston Ltd.	468	41,616
Gildan Activewear Inc.	2,184	64,161
Goldcorp Inc.	7,748	138,615
Great-West Lifeco Inc.	2,314	60,172
H&R REIT	1,508	26,886
Husky Energy Inc.	3,109	36,620
Hydro One Ltd.[c]	1,118	22,231
IGM Financial Inc.	1,092	30,422
Imperial Oil Ltd.	2,808	86,498
Industrial Alliance Insurance & Financial Services Inc.	1,066	34,742
Intact Financial Corp.	1,170	83,969
Inter Pipeline Ltd.	3,380	70,708
Jean Coutu Group PJC Inc. (The) Class A	754	10,934
Keyera Corp.	1,456	41,847
Kinross Gold Corp.[b]	10,712	55,447
Linamar Corp.	390	15,501
Loblaw Companies Ltd.	2,080	116,166
Magna International Inc. Class A	3,787	146,073
Manulife Financial Corp.	18,324	250,119
Methanex Corp.	884	24,824
Metro Inc.	2,262	82,341
National Bank of Canada	3,068	105,188
Onex Corp.	754	46,863
Open Text Corp.	1,196	72,968
Pembina Pipeline Corp.	3,614	105,534
Peyto Exploration & Development Corp.	1,378	39,204
Potash Corp. of Saskatchewan Inc.	7,549	117,804
Power Corp. of Canada	3,562	77,684
Power Financial Corp.	2,496	57,785
PrairieSky Royalty Ltd.	1,915	37,315
Restaurant Brands International Inc.	2,147	96,183
RioCan REIT	1,352	30,046
Rogers Communications Inc. Class B	3,380	149,476
Royal Bank of Canada	13,754	839,447
Saputo Inc.	2,288	68,830

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2016

Security	Shares	Value
Seven Generations Energy Ltd. Class Aa,b	2,080	$43,704
Shaw Communications Inc. Class B	3,588	72,858
Silver Wheaton Corp.	3,915	109,430
Smart REIT	338	9,981
SNC-Lavalin Group Inc.	1,378	59,440
Sun Life Financial Inc.	5,642	186,127
Suncor Energy Inc.	14,930	402,316
Teck Resources Ltd. Class B	5,486	87,545
TELUS Corp.	1,818	60,909
Thomson Reuters Corp.	3,302	139,291
Toronto-Dominion Bank (The)	17,212	750,884
Tourmaline Oil Corp.[b]	2,082	53,405
TransCanada Corp.	6,552	304,174
Turquoise Hill Resources Ltd.[b]	7,961	28,387
Valeant Pharmaceuticals International Inc.[a,b]	2,990	66,676
Veresen Inc.	2,652	22,472
Vermilion Energy Inc.	1,196	39,896
West Fraser Timber Co. Ltd.	650	22,360
Yamana Gold Inc.	8,424	48,255

		10,750,767
DENMARK — 0.79%
AP Moeller – Maersk A/S Class A	46	60,133
AP Moeller – Maersk A/S Class B	41	55,662
Carlsberg A/S Class B	1,053	104,565
Chr Hansen Holding A/S	884	55,633
Coloplast A/S Class B	988	77,537
Danske Bank A/S	6,318	171,736
DSV A/S	1,943	86,525
Genmab A/Sa,b	520	94,283
ISS A/S	1,508	58,176
Novo Nordisk A/S Class B	16,874	961,735
Novozymes A/S Class B	2,158	105,930
Pandora A/S	1,102	143,477
TDC A/S	7,644	40,246
Tryg A/S	1,170	21,829
Vestas Wind Systems A/S	2,099	146,551
William Demant Holding A/Sb	1,315	26,848

		2,210,866
FINLAND — 0.39%
Elisa OYJ	1,430	51,875
Fortum OYJ	4,290	71,240
Kone OYJ Class B	3,198	161,965
Metso OYJ	988	27,411

Security	Shares	Value
Neste OYJ	1,248	$47,268
Nokia OYJ	51,322	294,989
Nokian Renkaat OYJ	1,040	38,646
Orion OYJ Class B	884	36,210
Sampo OYJ Class A	3,978	164,902
Stora Enso OYJ Class R	4,914	44,620
UPM-Kymmene OYJ	5,070	104,489
Wartsila OYJ Abp	1,430	62,077

		1,105,692
FRANCE — 3.90%
Accor SA	1,732	72,485
Aeroports de Paris	260	27,656
Air Liquide SA	3,189	340,170
Airbus Group SE	5,200	306,038
Alstom SAb	1,560	38,405
ArcelorMittal[b]	15,046	96,728
Arkema SA	555	47,397
Atos SE	780	76,469
AXA SA	18,018	367,310
BNP Paribas SA	9,750	483,600
Bollore SA	7,722	27,961
Bouygues SA	1,974	58,408
Bureau Veritas SA	2,392	51,972
Capgemini SA	1,534	147,438
Carrefour SA	5,177	129,707
Casino Guichard Perrachon SAa	494	26,765
Christian Dior SE	520	94,056
Cie. de Saint-Gobain	4,390	186,056
Cie. Generale des Etablissements Michelin Class B	1,716	175,466
CNP Assurances	1,664	25,427
Credit Agricole SA	9,438	83,588
Danone SA	5,382	414,549
Dassault Systemes	1,248	103,091
Edenred	2,135	48,430
Eiffage SA	520	39,966
Electricite de France SAa	2,288	29,948
Engie SA	13,130	216,202
Essilor International SA	1,898	243,125
Eurazeo SA	333	21,289
Eutelsat Communications SA	1,872	37,220
Fonciere des Regions	338	31,802
Gecina SA	416	62,940
Groupe Eurotunnel SE Registered	4,238	44,046
Hermes International	260	111,879

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2016

Security	Shares	Value
ICADE	338	$26,057
Iliad SA	234	45,491
Imerys SA	255	18,090
Ingenico Group SA	508	55,688
JCDecaux SA	624	21,363
Kering	728	138,313
Klepierre	1,924	92,139
L’Oreal SA	2,341	445,685
Lagardere SCA	1,196	30,554
Legrand SA	2,486	137,192
LVMH Moet Hennessy Louis Vuitton SE	2,574	441,543
Natixis SA	9,487	39,094
Orange SA	18,564	284,193
Pernod Ricard SA	2,005	229,142
Peugeot SAb	4,291	64,827
Publicis Groupe SA	1,780	132,566
Remy Cointreau SA	182	15,919
Renault SA	1,742	152,430
Rexel SA	2,392	35,562
Safran SA	2,834	192,683
Sanofi	10,837	922,822
Schneider Electric SE	5,102	333,875
SCOR SE	1,554	45,416
SES SA	3,224	70,645
SFR Group SA	884	20,888
Societe BIC SA	260	38,437
Societe Generale SA	7,144	244,097
Sodexo SA	858	100,503
STMicroelectronics NV	6,084	44,406
Suez	3,016	48,954
Technip SA	962	53,707
Thales SA	962	87,663
Total SA	20,228	967,230
Unibail-Rodamco SE	910	250,484
Valeo SA	2,106	108,096
Veolia Environnement SA	3,900	86,613
Vinci SA	4,602	349,375
Vivendi SA	10,636	209,151
Wendel SA	312	33,309
Zodiac Aerospace	2,055	46,305

		10,928,096
GERMANY — 3.35%
adidas AG	1,742	285,868
Allianz SE Registered	4,420	634,144

Security	Shares	Value
Axel Springer SE	468	$25,649
BASF SE	8,320	653,688
Bayer AG Registered	7,514	808,492
Bayerische Motoren Werke AG	2,808	241,941
Beiersdorf AG	910	85,469
Brenntag AG	1,404	69,725
Commerzbank AG	9,490	62,569
Continental AG	1,014	212,607
Covestro AGc	676	31,583
Daimler AG Registered	8,632	587,079
Deutsche Bank AG Registered[b]	12,636	169,916
Deutsche Boerse AG	1,716	144,130
Deutsche Lufthansa AG Registered	2,808	33,379
Deutsche Post AG Registered	8,944	266,943
Deutsche Telekom AG Registered	29,406	500,648
Deutsche Wohnen AG Bearer	3,068	114,846
E.ON SE	18,720	200,795
Evonik Industries AG	1,222	38,098
Fraport AG Frankfurt Airport Services Worldwide	390	21,326
Fresenius Medical Care AG & Co. KGaA	1,976	180,662
Fresenius SE & Co. KGaA	3,796	283,515
GEA Group AG	1,638	87,436
Hannover Rueck SE	572	58,540
HeidelbergCement AG	1,170	99,095
Henkel AG & Co. KGaA	988	107,279
HOCHTIEF AG	208	27,272
HUGO BOSS AG	624	37,018
Infineon Technologies AG	10,556	174,703
K+S AG Registered[a]	2,002	41,831
Lanxess AG	832	39,309
Linde AG	1,716	246,965
MAN SE	364	38,172
Merck KGaA	1,222	134,956
METRO AG	1,482	47,696
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	1,534	255,937
Osram Licht AG	729	37,899
ProSiebenSat.1 Media SE Registered	2,028	92,731
QIAGEN NVa,b	2,262	59,380
RTL Group SAb	378	32,226
RWE AGb	4,576	81,388

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2016

Security	Shares	Value
SAP SE	8,923	$782,387
Siemens AG Registered	6,942	753,932
Symrise AG	1,144	80,646
Telefonica Deutschland Holding AG	7,852	32,049
ThyssenKrupp AG	3,380	77,483
United Internet AG Registered[d]	1,144	50,583
Volkswagen AG	313	46,429
Vonovia SE	4,264	169,033
Zalando SEb,c	754	28,604

		9,374,051
HONG KONG — 1.32%
AIA Group Ltd.	109,200	676,172
ASM Pacific Technology Ltd.	2,600	19,316
Bank of East Asia Ltd. (The)[a]	10,480	43,284
BOC Hong Kong Holdings Ltd.	27,000	88,551
Cheung Kong Infrastructure Holdings Ltd.	9,000	79,562
Cheung Kong Property Holdings Ltd.	26,336	188,018
CK Hutchison Holdings Ltd.[a]	26,336	308,160
CLP Holdings Ltd.	15,000	156,187
Galaxy Entertainment Group Ltd.[a]	26,000	86,444
Hang Lung Properties Ltd.[a]	26,000	56,289
Hang Seng Bank Ltd.	5,200	92,810
Henderson Land Development Co. Ltd.	17,787	105,897
HK Electric Investments & HK Electric Investments Ltd.[c]	26,000	24,894
HKT Trust & HKT Ltd.	7,740	12,228
Hong Kong & China Gas Co. Ltd.	74,892	138,976
Hong Kong Exchanges and Clearing Ltd.[a]	10,400	256,651
Hongkong Land Holdings Ltd.[a]	10,400	66,560
Li & Fung Ltd.[a]	52,000	26,000
Link REIT	13,000	96,998
Melco Crown Entertainment Ltd. ADR[a]	1,586	22,141
MGM China Holdings Ltd.	10,400	15,064
MTR Corp. Ltd.	13,000	73,544
New World Development Co. Ltd.	57,333	66,643
NWS Holdings Ltd.	2,000	3,268
PCCW Ltd.	54,000	39,317
Power Assets Holdings Ltd.	13,000	127,237
Sands China Ltd.[a]	20,800	79,341
Sino Land Co. Ltd.	46,000	82,042
SJM Holdings Ltd.[a]	26,000	16,217

Security	Shares	Value
Sun Hung Kai Properties Ltd.[a]	18,000	$257,476
Swire Pacific Ltd. Class Aa	6,000	71,676
Swire Properties Ltd.	10,400	28,949
Techtronic Industries Co. Ltd.	13,393	56,696
WH Group Ltd.[a,c]	67,000	52,754
Wharf Holdings Ltd. (The)[a]	14,000	96,431
Wheelock & Co. Ltd.	13,000	69,607
Wynn Macau Ltd.[a]	10,400	16,887

		3,698,287
IRELAND — 0.18%
Bank of Ireland[b]	229,216	47,419
CRH PLC	7,820	240,261
Irish Bank Resolution Corp. Ltd.[b]	6,552	—
Kerry Group PLC Class A	1,482	126,862
Paddy Power Betfair PLC	741	87,006

		501,548
ISRAEL — 0.31%
Azrieli Group Ltd.	390	17,334
Bank Hapoalim BM	10,114	51,692
Bank Leumi le-Israel BMa,b	14,378	51,870
Bezeq The Israeli Telecommunication Corp. Ltd.	18,720	37,343
Check Point Software Technologies Ltd.[a,b]	1,170	89,950
Israel Chemicals Ltd.	4,264	17,184
Mizrahi Tefahot Bank Ltd.	1,170	14,286
Mobileye NVa,b	1,638	78,477
Nice Ltd.	572	39,245
Taro Pharmaceutical Industries Ltd.[a,b]	156	21,834
Teva Pharmaceutical Industries Ltd.	8,424	453,756

		872,971
ITALY — 0.76%
Assicurazioni Generali SpA	10,218	134,602
Atlantia SpA	3,822	95,523
CNH Industrial NV	9,048	64,552
Enel SpA	68,465	315,278
Eni SpA	23,374	357,568
EXOR SpA	962	37,469
Ferrari NV	1,235	55,849
Fiat Chrysler Automobiles NVa	8,142	52,444
Intesa Sanpaolo SpA	118,222	260,438
Leonardo-Finmeccanica SpA[b]	4,326	49,391
Luxottica Group SpA	1,638	79,514

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2016

Security	Shares	Value
Mediobanca SpA	5,033	$35,260
Poste Italiane SpA[c]	4,706	32,759
Prysmian SpA	1,690	39,535
Saipem SpA[a,b]	58,604	25,617
Snam SpA	22,516	130,299
Telecom Italia SpA/Milano[a,b]	94,380	80,580
Tenaris SA	4,368	58,419
Terna Rete Elettrica Nazionale SpA	13,744	74,848
UniCredit SpA	47,372	116,118
Unione di Banche Italiane SpA	8,850	27,156
UnipolSai SpA	8,398	14,087

		2,137,306
NETHERLANDS — 1.29%
ABN AMRO Group NVc	2,028	37,691
Aegon NV	16,926	69,010
AerCap Holdings NVa,b	1,560	56,956
Akzo Nobel NV	2,288	148,294
Altice NV Class Aa,b	2,964	44,000
Altice NV Class Bb	1,300	19,225
ASML Holding NV	3,588	396,975
Boskalis Westminster	808	29,691
Gemalto NVa	754	49,721
Heineken Holding NV	962	80,639
Heineken NV	2,158	203,769
ING Groep NV	34,944	390,761
Koninklijke Ahold Delhaize NV	11,811	282,116
Koninklijke DSM NV	1,664	106,548
Koninklijke KPN NV	31,176	102,601
Koninklijke Philips NV	8,109	216,451
Koninklijke Vopak NV	676	34,766
NN Group NV	2,834	76,455
NXP Semiconductors NVb	2,704	227,379
OCI NVb	858	13,106
Randstad Holding NV	1,092	46,989
RELX NV	9,240	167,130
Unilever NV CVA	14,820	686,680
Wolters Kluwer NV	2,912	122,520

		3,609,473
NEW ZEALAND — 0.08%
Auckland International Airport Ltd.	9,178	48,850
Contact Energy Ltd.	6,838	26,630
Fletcher Building Ltd.	5,538	38,702
Mercury NZ Ltd.	6,500	14,673
Meridian Energy Ltd.	12,383	25,006
Ryman Healthcare Ltd.	3,380	23,231

Security	Shares	Value
Spark New Zealand Ltd.	16,328	$46,455

		223,547
NORWAY — 0.25%
DNB ASA	9,100	100,314
Gjensidige Forsikring ASA	1,898	32,066
Marine Harvest ASA	3,406	58,068
Norsk Hydro ASA	13,364	57,166
Orkla ASA	7,514	69,851
Schibsted ASA	728	22,930
Schibsted ASA Class B	650	19,177
Statoil ASA	10,114	159,463
Telenor ASA	6,838	114,387
Yara International ASA	1,768	57,577

		690,999
PORTUGAL — 0.06%
EDP – Energias de Portugal SA	23,780	81,584
Galp Energia SGPS SA	3,396	46,368
Jeronimo Martins SGPS SA	2,444	40,927

		168,879
SINGAPORE — 0.57%
Ascendas REIT[a]	15,937	29,071
CapitaLand Commercial Trust	12,700	14,231
CapitaLand Ltd.[a]	26,000	61,366
CapitaLand Mall Trust[a]	26,200	41,745
City Developments Ltd.	2,800	17,741
ComfortDelGro Corp. Ltd.[a]	18,200	38,213
DBS Group Holdings Ltd.[a]	15,600	178,986
Genting Singapore PLC	52,800	30,860
Global Logistic Properties Ltd.[a]	28,600	40,778
Golden Agri-Resources Ltd.	78,000	20,907
Hutchison Port Holdings Trust[a]	52,000	24,700
Jardine Cycle & Carriage Ltd.[a]	1,110	32,422
Jardine Matheson Holdings Ltd.	2,600	154,180
Keppel Corp. Ltd.[a]	14,700	57,460
Noble Group Ltd.[a,b]	104,326	12,583
Oversea-Chinese Banking Corp. Ltd.[a]	28,725	183,929
SembCorp Industries Ltd.[a]	9,900	20,418
Sembcorp Marine Ltd.[a]	5,600	5,879
Singapore Airlines Ltd.	5,600	45,781
Singapore Exchange Ltd.	6,100	34,199
Singapore Press Holdings Ltd.[a]	13,800	38,839
Singapore Technologies Engineering Ltd.	12,700	31,109
Singapore Telecommunications Ltd.[a]	72,800	226,568

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2016

Security	Shares	Value
StarHub Ltd.[a]	5,600	$16,344
Suntec REIT[a]	26,000	32,328
United Overseas Bank Ltd.[a]	10,400	140,928
UOL Group Ltd.[a]	2,800	12,029
Wilmar International Ltd.	18,200	41,872
Yangzijiang Shipbuilding Holdings Ltd.[a]	15,600	10,105

		1,595,571
SPAIN — 1.20%
Abertis Infraestructuras SA	7,044	110,829
ACS Actividades de Construccion y Servicios SA	1,711	49,077
Aena SAc	650	93,765
Amadeus IT Holding SA Class A	3,952	185,590
Banco Bilbao Vizcaya Argentaria SA	58,935	344,349
Banco de Sabadell SA	47,953	65,582
Banco Popular Espanol SAa	30,243	42,342
Banco Santander SA	133,484	566,325
Bankia SA	43,368	33,268
Bankinter SA	6,266	43,723
CaixaBank SA	24,588	61,783
Distribuidora Internacional de Alimentacion SA	5,590	34,887
Enagas SA	1,816	55,378
Endesa SA	3,224	67,760
Ferrovial SA	4,125	85,406
Gas Natural SDG SA	3,224	66,715
Grifols SA	2,835	62,168
Iberdrola SA	50,050	343,926
Iberdrola SA New[b]	1,067	7,331
Industria de Diseno Textil SA	10,192	352,630
International Consolidated Airlines Group SA	7,798	42,092
Mapfre SA	8,632	21,159
Red Electrica Corp. SA	4,060	93,027
Repsol SA	9,549	120,396
Telefonica SA	40,638	398,448
Zardoya Otis SA	1,701	16,701

		3,364,657
SWEDEN — 1.10%
Alfa Laval AB	2,494	39,426
Assa Abloy AB	8,970	197,408
Atlas Copco AB Class A	6,266	176,450
Atlas Copco AB Class B	3,614	92,707
Boliden AB	2,340	51,608

Security	Shares	Value
Electrolux AB Class B	2,314	$62,857
Getinge AB Class B	2,054	41,762
Hennes & Mauritz AB Class B	8,398	254,398
Hexagon AB Class B	2,247	88,870
Husqvarna AB Class B	4,606	39,645
ICA Gruppen ABa	728	24,425
Industrivarden AB Class C	1,352	22,815
Investor AB Class B	4,160	143,714
Kinnevik AB Class B	2,262	57,840
Lundin Petroleum ABb	1,612	26,749
Millicom International Cellular SA SDR	624	33,418
Nordea Bank AB	27,144	242,545
Sandvik AB	10,062	108,126
Securitas AB Class B	3,250	53,625
Skandinaviska Enskilda Banken AB Class A	13,988	123,022
Skanska AB Class B	3,406	72,603
SKF AB Class B	3,693	58,684
Svenska Cellulosa AB SCA Class B	5,694	169,818
Svenska Handelsbanken AB Class A	13,806	166,641
Swedbank AB Class A	8,372	176,399
Swedish Match AB	1,794	65,614
Tele2 AB Class B	2,756	23,350
Telefonaktiebolaget LM Ericsson Class B	27,924	208,774
Telia Co. AB	21,633	98,996
Volvo AB Class B	14,066	150,329

		3,072,618
SWITZERLAND — 3.65%
ABB Ltd. Registered	17,498	372,972
Actelion Ltd. Registered	962	171,109
Adecco Group AG Registered	1,560	85,873
Aryzta AG	806	30,399
Baloise Holding AG Registered	547	61,806
Barry Callebaut AG Registered	26	34,112
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	15	88,468
Cie. Financiere Richemont SA Class A Registered	4,810	293,393
Credit Suisse Group AG Registered	17,408	200,837
Dufry AG Registered[a,b]	442	51,040
EMS-Chemie Holding AG Registered	78	42,815

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2016

Security	Shares	Value
Galenica AG Registered	26	$33,628
Geberit AG Registered	364	140,862
Givaudan SA Registered	82	169,014
Julius Baer Group Ltd.	2,067	85,080
Kuehne + Nagel International AG Registered	554	77,960
LafargeHolcim Ltd. Registered	4,094	195,370
Lonza Group AG Registered	494	93,387
Nestle SA Registered	29,250	2,351,622
Novartis AG Registered	20,800	1,728,222
Pargesa Holding SA Bearer	339	23,677
Partners Group Holding AG	156	71,588
Roche Holding AG	6,552	1,677,914
Schindler Holding AG Participation Certificates	442	85,020
Schindler Holding AG Registered	156	30,217
SGS SA Registered	52	115,412
Sika AG Bearer	20	94,076
Sonova Holding AG Registered	546	75,026
Swatch Group AG (The) Bearer[a]	286	75,195
Swatch Group AG (The) Registered	418	21,409
Swiss Life Holding AG Registered	286	65,548
Swiss Prime Site AG Registered	572	52,705
Swiss Re AG	3,094	260,435
Swisscom AG Registered	236	116,504
Syngenta AG Registered	884	348,588
UBS Group AG	33,696	465,458
Zurich Insurance Group AG	1,378	332,077

		10,218,818
UNITED KINGDOM — 7.75%
3i Group PLC	9,572	78,413
Aberdeen Asset Management PLC	8,918	37,712
Admiral Group PLC	1,820	52,291
Aggreko PLC	2,334	39,851
Anglo American PLC	12,064	133,024
Antofagasta PLC[a]	3,250	21,597
ARM Holdings PLC	13,026	289,166
Ashtead Group PLC	4,680	74,315
Associated British Foods PLC	3,380	120,762
AstraZeneca PLC	11,466	768,478
Auto Trader Group PLC[c]	9,724	47,859
Aviva PLC	36,792	191,048
Babcock International Group PLC	2,420	31,166
BAE Systems PLC	29,848	211,620
Barclays PLC	153,615	315,212

Security	Shares	Value
Barratt Developments PLC	8,632	$50,141
Berkeley Group Holdings PLC	1,326	47,235
BHP Billiton PLC	19,578	245,563
BP PLC	167,856	951,288
British American Tobacco PLC	16,978	1,087,524
British Land Co. PLC (The)	9,178	81,766
BT Group PLC	77,610	425,928
Bunzl PLC	3,276	102,867
Burberry Group PLC	4,212	73,818
Capita PLC	6,032	76,883
Carnival PLC	1,774	85,782
Centrica PLC	51,404	164,549
Cobham PLC	16,575	37,653
Coca-Cola European Partners PLC[b]	1,991	75,131
Coca-Cola HBC AG	1,756	36,394
Compass Group PLC	15,288	291,478
Croda International PLC	1,154	50,945
DCC PLC	780	69,852
Diageo PLC	23,192	665,416
Direct Line Insurance Group PLC	11,702	54,410
Dixons Carphone PLC	9,074	42,106
easyJet PLC	1,638	22,639
Experian PLC	9,048	177,433
Fresnillo PLC	2,158	55,327
G4S PLC	15,964	39,487
GKN PLC	14,664	56,344
GlaxoSmithKline PLC	44,928	1,006,908
Glencore PLC	107,562	266,698
Hammerson PLC	7,675	56,810
Hargreaves Lansdown PLC	2,639	45,514
Hikma Pharmaceuticals PLC	1,274	44,554
HSBC Holdings PLC	180,518	1,186,625
ICAP PLC	5,382	31,798
IMI PLC	2,163	30,786
Imperial Brands PLC	8,840	467,538
Inmarsat PLC	3,848	39,952
InterContinental Hotels Group PLC	1,864	74,790
Intertek Group PLC	1,534	73,830
Intu Properties PLC[a]	8,451	33,672
Investec PLC	4,940	29,482
ITV PLC	34,268	89,175
J Sainsbury PLC[a]	13,780	41,037
Johnson Matthey PLC	1,818	79,075
Kingfisher PLC	21,281	95,021
Land Securities Group PLC	7,540	109,519

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2016

Security	Shares	Value
Legal & General Group PLC	56,160	$153,377
Liberty Global PLC LiLAC Class Ca,b	1,058	37,030
Lloyds Banking Group PLC	590,400	416,629
London Stock Exchange Group PLC	2,886	106,331
Marks & Spencer Group PLC	15,782	66,905
Mediclinic International PLC	3,678	52,446
Meggitt PLC	7,410	43,101
Merlin Entertainments PLC[c]	6,916	43,451
Mondi PLC	3,311	67,259
National Grid PLC	34,560	496,938
Next PLC	1,378	91,936
Old Mutual PLC	44,937	125,650
Pearson PLC	7,566	88,600
Persimmon PLC	2,834	63,477
Petrofac Ltd.	2,574	25,478
Provident Financial PLC	1,404	50,498
Prudential PLC	23,686	419,830
Randgold Resources Ltd.	825	97,213
Reckitt Benckiser Group PLC	5,746	558,593
RELX PLC	10,062	191,706
Rio Tinto PLC	11,206	366,227
Rolls-Royce Holdings PLC	16,952	178,032
Royal Bank of Scotland Group PLC[a,b]	31,451	80,341
Royal Dutch Shell PLC Class A	38,176	985,341
Royal Dutch Shell PLC Class B	34,457	915,886
Royal Mail PLC	7,670	51,885
RSA Insurance Group PLC	8,710	57,555
SABMiller PLC	8,866	519,589
Sage Group PLC (The)	9,960	94,220
Schroders PLC	1,092	37,957
Segro PLC	7,514	44,195
Severn Trent PLC	2,132	69,323
Shire PLC	8,354	540,272
Sky PLC	9,334	114,075
Smith & Nephew PLC	8,450	139,453
Smiths Group PLC	3,666	61,475
SSE PLC	9,075	182,661
St. James’s Place PLC	4,822	59,284
Standard Chartered PLC	30,354	243,660
Standard Life PLC	17,680	71,102
Tate & Lyle PLC	4,446	42,678
Taylor Wimpey PLC	28,210	57,942
Tesco PLC[b]	76,414	158,270
Travis Perkins PLC	2,418	50,082

Security	Shares	Value
TUI AG	4,828	$63,108
Unilever PLC	11,856	556,216
United Utilities Group PLC	6,139	82,893
Vodafone Group PLC	244,998	746,689
Weir Group PLC (The)	2,184	42,481
Whitbread PLC	1,690	86,589
William Hill PLC	7,800	33,129
Wm Morrison Supermarkets PLC[a]	20,722	51,118
Wolseley PLC	2,133	119,198
Worldpay Group PLC[b,c]	13,832	53,882
WPP PLC	12,142	273,734

		21,710,247
UNITED STATES — 65.07%
3M Co.	5,538	987,758
Abbott Laboratories	13,404	599,829
AbbVie Inc.	14,794	979,807
Accenture PLC Class A	5,720	645,273
Activision Blizzard Inc.	5,411	217,306
Acuity Brands Inc.	390	102,348
Adobe Systems Inc.[b]	4,498	440,174
Advance Auto Parts Inc.	676	114,825
AES Corp./VA	6,656	82,202
Aetna Inc.	3,146	362,451
Affiliated Managers Group Inc.[b]	494	72,509
Aflac Inc.	3,796	274,375
AGCO Corp.	719	34,627
Agilent Technologies Inc.	3,042	146,351
Air Products & Chemicals Inc.	1,869	279,266
Akamai Technologies Inc.[b]	1,586	80,141
Albemarle Corp.	988	83,160
Alcoa Inc.	12,298	130,605
Alexandria Real Estate Equities Inc.	572	64,236
Alexion Pharmaceuticals Inc.[b]	2,054	264,144
Alkermes PLC[b]	1,352	67,465
Alleghany Corp.[b]	130	70,655
Allergan PLC[b]	3,640	920,738
Alliance Data Systems Corp.[b]	546	126,465
Alliant Energy Corp.	2,028	81,627
Allstate Corp. (The)	3,458	236,285
Ally Financial Inc.	3,508	63,284
Alnylam Pharmaceuticals Inc.[b]	693	47,179
Alphabet Inc. Class Ab	2,678	2,119,209
Alphabet Inc. Class Cb	2,860	2,198,739
Altria Group Inc.	17,940	1,214,538
Amazon.com Inc.[b]	3,718	2,821,256

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2016

Security	Shares	Value
AMERCO	52	$20,567
Ameren Corp.	2,288	119,983
American Airlines Group Inc.	1,404	49,842
American Capital Agency Corp.	3,146	61,630
American Electric Power Co. Inc.	4,576	317,117
American Express Co.	7,436	479,325
American International Group Inc.	10,452	569,007
American Tower Corp.	3,796	439,463
American Water Works Co. Inc.	1,612	133,119
Ameriprise Financial Inc.	1,430	137,051
AmerisourceBergen Corp.	1,820	155,046
AMETEK Inc.	2,236	105,159
Amgen Inc.	6,916	1,189,760
Amphenol Corp. Class A	2,827	168,263
Anadarko Petroleum Corp.	4,628	252,365
Analog Devices Inc.	2,898	184,979
Annaly Capital Management Inc.	8,788	96,492
ANSYS Inc.[b]	858	76,671
Antero Resources Corp.[b]	1,560	40,856
Anthem Inc.	2,392	314,165
AO Smith Corp.	676	62,794
Aon PLC	2,444	261,679
Apache Corp.	3,484	182,910
Apple Inc.	51,038	5,318,670
Applied Materials Inc.	10,582	278,201
Aramark	1,924	68,975
Arch Capital Group Ltd.[b]	1,222	88,754
Archer-Daniels-Midland Co.	5,538	249,653
Arrow Electronics Inc.[b]	858	57,048
Arthur J Gallagher & Co.	1,575	77,474
Ashland Inc.	572	64,773
Assurant Inc.	633	52,545
AT&T Inc.	56,654	2,452,552
Atmos Energy Corp.	806	64,311
Autodesk Inc.[b]	1,898	112,836
Autoliv Inc.	832	88,026
Automatic Data Processing Inc.	4,212	374,657
AutoNation Inc.[a,b]	728	38,839
AutoZone Inc.[b]	262	213,260
AvalonBay Communities Inc.	1,222	226,864
Avery Dennison Corp.	806	62,779
Avnet Inc.	1,144	47,018
Axalta Coating Systems Ltd.[b]	1,742	49,734
Axis Capital Holdings Ltd.	988	54,913
B/E Aerospace Inc.	1,040	49,748
Baker Hughes Inc.	3,848	184,050

Security	Shares	Value
Ball Corp.	1,599	$113,001
Ball Corp.New	290	20,494
Bank of America Corp.	94,666	1,371,710
Bank of New York Mellon Corp. (The)	10,010	394,394
Baxter International Inc.	4,384	210,520
BB&T Corp.	7,644	281,834
Becton Dickinson and Co.	1,924	338,624
Bed Bath & Beyond Inc.[a]	1,345	60,458
Berkshire Hathaway Inc. Class Bb	10,946	1,579,179
Best Buy Co. Inc.	2,782	93,475
Biogen Inc.[b]	2,002	580,440
BioMarin Pharmaceutical Inc.[b]	1,508	149,925
BlackRock Inc.[e]	1,118	409,468
Boeing Co. (The)	5,798	774,961
BorgWarner Inc.	2,132	70,740
Boston Properties Inc.	1,378	195,855
Boston Scientific Corp.[b]	12,480	303,014
Bristol-Myers Squibb Co.	15,314	1,145,640
Brixmor Property Group Inc.[a]	1,933	54,897
Broadcom Ltd.	3,539	573,247
Broadridge Financial Solutions Inc.	1,170	79,186
Brown-Forman Corp. Class B	988	97,012
Bunge Ltd.	1,300	85,592
CA Inc.	2,626	90,991
Cabot Oil & Gas Corp.	4,264	105,193
Cadence Design Systems Inc.[b]	2,626	63,155
Calpine Corp.[b]	3,146	43,226
Camden Property Trust	832	74,539
Campbell Soup Co.	1,872	116,569
Capital One Financial Corp.	4,836	324,399
Cardinal Health Inc.	3,042	254,311
CarMax Inc.[a,b]	1,794	104,518
Carnival Corp.	3,859	180,293
Caterpillar Inc.	5,200	430,352
CBRE Group Inc. Class Ab	2,678	76,189
CBS Corp. Class B NVS	3,692	192,796
CDK Global Inc.	1,275	73,682
CDW Corp./DE	1,222	52,460
Celanese Corp. Series A	1,248	79,148
Celgene Corp.[b]	7,124	799,242
Centene Corp.[b]	1,438	101,451
CenterPoint Energy Inc.	3,874	92,666
CenturyLink Inc.	4,836	152,044
Cerner Corp.[b]	2,808	175,191

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2016

Security	Shares	Value
CF Industries Holdings Inc.	2,132	$52,618
CH Robinson Worldwide Inc.	1,326	92,316
Charles Schwab Corp. (The)	10,972	311,824
Charter Communications Inc.[b]	1,984	465,982
Cheniere Energy Inc.[b]	1,846	77,218
Chevron Corp.	17,368	1,779,873
Chipotle Mexican Grill Inc.[b]	286	121,261
Chubb Ltd.	4,190	524,839
Church & Dwight Co. Inc.	1,141	112,092
Cigna Corp.	2,366	305,119
Cimarex Energy Co.	832	99,857
Cincinnati Financial Corp.	1,456	108,763
Cintas Corp.	754	80,882
Cisco Systems Inc.	46,072	1,406,578
CIT Group Inc.	1,991	68,809
Citigroup Inc.	26,936	1,180,066
Citizens Financial Group Inc.	5,044	112,633
Citrix Systems Inc.[b]	1,482	132,091
Clorox Co. (The)	1,222	160,168
CME Group Inc.	3,120	318,989
CMS Energy Corp.	2,418	109,245
Coach Inc.	2,678	115,449
Coca-Cola Co. (The)	37,778	1,648,254
Cognizant Technology Solutions Corp. Class Ab	5,616	322,864
Colgate-Palmolive Co.	7,748	576,684
Comcast Corp. Class A	22,282	1,498,465
Comerica Inc.	1,768	79,984
ConAgra Foods Inc.	3,900	182,364
Concho Resources Inc.[b]	1,152	143,078
ConocoPhillips	11,362	463,797
Consolidated Edison Inc.	2,645	211,812
Constellation Brands Inc. Class A	1,612	265,384
Continental Resources Inc./OKa,b	884	38,940
Cooper Companies Inc. (The)	442	80,652
Core Laboratories NVa	364	42,519
Corning Inc.	10,348	229,933
Costco Wholesale Corp.	4,004	669,549
CR Bard Inc.	702	157,058
Crown Castle International Corp.	3,083	299,144
Crown Holdings Inc.[b]	1,326	70,238
CSX Corp.	9,007	255,168
Cummins Inc.	1,534	188,329
CVS Health Corp.	10,062	932,949
Danaher Corp.	5,642	459,485

Security	Shares	Value
Darden Restaurants Inc.	1,159	$71,348
DaVita HealthCare Partners Inc.[b]	1,612	124,994
Deere & Co.	2,496	193,964
Delphi Automotive PLC	2,548	172,805
Delta Air Lines Inc.	1,820	70,525
DENTSPLY SIRONA Inc.	2,236	143,193
Devon Energy Corp.	4,212	161,235
Dick’s Sporting Goods Inc.	884	45,340
Digital Realty Trust Inc.	1,378	143,946
Discover Financial Services	3,874	220,198
Discovery Communications Inc. Class Ab	1,352	33,922
Discovery Communications Inc. Class C NVS[b]	1,976	48,491
DISH Network Corp. Class Ab	2,081	111,167
Dollar General Corp.	2,652	251,251
Dollar Tree Inc.[b]	2,158	207,794
Dominion Resources Inc./VA	5,481	427,628
Domino’s Pizza Inc.	442	65,107
Dover Corp.	1,482	105,859
Dow Chemical Co. (The)	10,192	547,005
DR Horton Inc.	3,094	101,731
Dr Pepper Snapple Group Inc.	1,664	163,921
DTE Energy Co.	1,716	167,344
Duke Energy Corp.	6,292	538,532
Duke Realty Corp.	3,042	87,579
Dun & Bradstreet Corp. (The)	338	43,687
E*TRADE Financial Corp.[b]	2,704	67,816
Eastman Chemical Co.	1,378	89,887
Eaton Corp. PLC	4,077	258,523
Eaton Vance Corp. NVS	988	37,356
eBay Inc.[b]	10,296	320,823
Ecolab Inc.	2,444	289,321
Edgewell Personal Care Co.[b]	542	45,859
Edison International	2,964	229,354
Edwards Lifesciences Corp.[b]	1,924	220,337
EI du Pont de Nemours & Co.	7,930	548,518
Electronic Arts Inc.[b]	2,834	216,291
Eli Lilly & Co.	9,100	754,299
EMC Corp.	17,784	502,932
Emerson Electric Co.	5,772	322,655
Endo International PLC[b]	1,950	33,852
Entergy Corp.	1,690	137,549
Envision Healthcare Holdings Inc.[b]	1,687	41,483
EOG Resources Inc.	5,070	414,219

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2016

Security	Shares	Value
EQT Corp.	1,612	$117,450
Equifax Inc.	1,092	144,646
Equinix Inc.	650	242,366
Equity Residential	3,340	227,087
Essex Property Trust Inc.	628	146,877
Estee Lauder Companies Inc. (The) Class A	2,077	192,953
Everest Re Group Ltd.	390	73,714
Eversource Energy	3,033	177,400
Exelon Corp.	8,447	314,904
Expedia Inc.	1,142	133,214
Expeditors International of Washington Inc.	1,586	78,396
Express Scripts Holding Co.[b]	6,136	466,766
Extra Space Storage Inc.	1,092	93,934
Exxon Mobil Corp.	38,246	3,401,982
F5 Networks Inc.[b]	650	80,223
Facebook Inc. Class Ab	21,034	2,606,954
Fastenal Co.	2,548	108,927
Federal Realty Investment Trust	650	110,305
FedEx Corp.	2,418	391,474
Fidelity National Information Services Inc.	2,808	223,320
Fifth Third Bancorp.	7,228	137,187
First Republic Bank/CA	1,326	95,034
FirstEnergy Corp.	3,952	138,004
Fiserv Inc.[b]	2,047	225,907
FleetCor Technologies Inc.[b]	858	130,141
Flextronics International Ltd.[b]	5,538	70,166
FLIR Systems Inc.	1,326	43,201
Flowserve Corp.	1,274	60,961
Fluor Corp.	1,248	66,793
FMC Corp.	1,252	59,520
FMC Technologies Inc.[b]	2,236	56,750
FNF Group	2,393	90,144
Foot Locker Inc.	1,326	79,056
Ford Motor Co.	34,450	436,137
Fortinet Inc.[b]	1,222	42,391
Fortive Corp.[b]	2,821	136,000
Fortune Brands Home & Security Inc.	1,435	90,792
Franklin Resources Inc.	3,406	123,263
Freeport-McMoRan Inc.	10,916	141,471
Frontier Communications Corp.	11,284	58,677
Gap Inc. (The)	2,184	56,325

Security	Shares	Value
Garmin Ltd.	1,118	$60,741
Gartner Inc.[b]	777	77,894
General Dynamics Corp.	2,444	358,999
General Electric Co.	85,540	2,663,716
General Growth Properties Inc.	5,174	165,309
General Mills Inc.	5,503	395,611
General Motors Co.	12,818	404,280
Genuine Parts Co.	1,300	132,912
Gilead Sciences Inc.	12,532	995,918
Global Payments Inc.	1,482	110,646
Goldman Sachs Group Inc. (The)	3,614	573,939
Goodyear Tire & Rubber Co. (The)	2,513	72,048
H&R Block Inc.	2,132	50,720
Halliburton Co.	7,904	345,089
Hanesbrands Inc.	3,744	99,815
Harley-Davidson Inc.	1,577	83,455
Harman International Industries Inc.	609	50,328
Harris Corp.	1,118	96,841
Hartford Financial Services Group Inc. (The)	3,629	144,616
Hasbro Inc.	1,092	88,703
HCA Holdings Inc.[b]	2,938	226,608
HCP Inc.	4,108	161,157
Helmerich & Payne Inc.	1,078	66,804
Henry Schein Inc.[b]	780	141,164
Hershey Co. (The)	1,300	143,988
Hess Corp.	2,574	138,095
Hewlett Packard Enterprise Co.	16,207	340,671
Hilton Worldwide Holdings Inc.	4,628	107,323
HollyFrontier Corp.	1,586	40,316
Hologic Inc.[b]	2,315	89,104
Home Depot Inc. (The)	11,830	1,635,379
Honeywell International Inc.	6,682	777,317
Hormel Foods Corp.	2,860	106,821
Host Hotels & Resorts Inc.	6,812	120,845
HP Inc.	15,453	216,497
Humana Inc.	1,378	237,774
Huntington Bancshares Inc./OH	7,592	72,124
IDEXX Laboratories Inc.[b]	806	75,595
IHS Markit Ltd.[b]	3,926	136,389
Illinois Tool Works Inc.	3,016	348,046
Illumina Inc.[b]	1,300	216,255
IMS Health Holdings Inc.[b]	1,326	39,807
Incyte Corp.[b]	1,534	138,382
Ingersoll-Rand PLC	2,262	149,880

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2016

Security	Shares	Value
Ingredion Inc.	624	$83,142
Intel Corp.	43,238	1,507,277
Intercontinental Exchange Inc.	1,118	295,376
International Business Machines Corp.	8,346	1,340,535
International Flavors & Fragrances Inc.	728	97,006
International Paper Co.	3,458	158,411
Interpublic Group of Companies Inc. (The)	3,978	91,733
Intuit Inc.	2,262	251,059
Intuitive Surgical Inc.[b]	338	235,167
Invesco Ltd.	3,666	106,974
Ionis Pharmaceuticals Inc.[a,b]	1,092	31,875
Iron Mountain Inc.	2,264	93,299
Jacobs Engineering Group Inc.[b]	1,144	61,227
Jazz Pharmaceuticals PLC[b]	572	86,355
JB Hunt Transport Services Inc.	858	71,326
JM Smucker Co. (The)	1,092	168,343
Johnson & Johnson	25,584	3,203,884
Johnson Controls Inc.	6,032	276,989
Jones Lang LaSalle Inc.	390	42,693
JPMorgan Chase & Co.	33,800	2,162,186
Juniper Networks Inc.	3,250	73,743
Kansas City Southern	1,040	99,954
Kellogg Co.	2,444	202,143
KeyCorp	8,253	96,560
Kimberly-Clark Corp.	3,328	431,142
Kimco Realty Corp.	3,796	121,852
Kinder Morgan Inc./DE	17,264	350,977
KLA-Tencor Corp.	1,326	100,391
Kohl’s Corp.	1,716	71,368
Kraft Heinz Co. (The)	5,538	478,428
Kroger Co. (The)	8,346	285,350
L Brands Inc.	2,314	171,005
L-3 Communications Holdings Inc.	728	110,387
Laboratory Corp. of America Holdings[b]	970	135,373
Lam Research Corp.	1,508	135,373
Las Vegas Sands Corp.	4,071	206,196
Lear Corp.	721	81,797
Leggett & Platt Inc.	1,170	61,507
Lennar Corp. Class A	1,612	75,442
Leucadia National Corp.	2,860	52,224
Level 3 Communications Inc.[b]	2,869	145,171

Security	Shares	Value
Liberty Global PLC Series Aa,b	2,706	$85,807
Liberty Global PLC Series C NVS[a,b]	5,409	167,409
Liberty Interactive Corp. QVC Group Series Ab	4,134	110,833
Liberty Property Trust	1,352	55,946
Liberty SiriusXM Group Class Ab	884	31,603
Liberty SiriusXM Group Class Cb	1,838	64,790
Lincoln National Corp.	1,976	86,292
Linear Technology Corp.	2,106	126,339
LinkedIn Corp. Class Ab	1,066	205,450
LKQ Corp.[b]	2,834	97,461
Lockheed Martin Corp.	2,548	643,956
Loews Corp.	2,652	109,607
Lowe’s Companies Inc.	8,320	684,570
lululemon athletica Inc.[a,b]	988	76,718
LyondellBasell Industries NV Class A	3,276	246,552
M&T Bank Corp.	1,326	151,907
Macerich Co. (The)	1,057	94,327
Macy’s Inc.	2,855	102,295
Mallinckrodt PLC[b]	1,066	71,784
ManpowerGroup Inc.	702	48,719
Marathon Oil Corp.	7,410	101,072
Marathon Petroleum Corp.	4,836	190,490
Markel Corp.[b]	130	123,338
Marriott International Inc./MD Class Aa	1,841	132,000
Marsh & McLennan Companies Inc.	4,862	319,677
Martin Marietta Materials Inc.	572	115,916
Marvell Technology Group Ltd.	4,498	52,852
Masco Corp.	3,123	113,927
MasterCard Inc. Class A	8,918	849,350
Mattel Inc.	3,198	106,749
Maxim Integrated Products Inc.	2,678	109,209
McCormick & Co. Inc./MD	1,066	108,999
McDonald’s Corp.	8,242	969,671
McKesson Corp.	2,106	409,743
Mead Johnson Nutrition Co.	1,742	155,386
Medivation Inc.[b]	1,560	99,824
MEDNAX Inc.[b]	806	55,541
Medtronic PLC	12,870	1,127,798
Merck & Co. Inc.	25,506	1,496,182
MetLife Inc.	8,415	359,657
Mettler-Toledo International Inc.[b]	234	96,223
MGM Resorts International[b]	4,108	98,510

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2016

Security	Shares	Value
Michael Kors Holdings Ltd.[b]	1,664	$86,062
Microchip Technology Inc.	2,002	111,391
Micron Technology Inc.[b]	9,883	135,792
Microsoft Corp.	69,316	3,928,831
Mid-America Apartment Communities Inc.	702	74,426
Mohawk Industries Inc.[b]	598	124,946
Molson Coors Brewing Co.	1,690	172,650
Mondelez International Inc.	14,300	628,914
Monsanto Co.	4,004	427,507
Monster Beverage Corp.[b]	1,196	192,114
Moody’s Corp.	1,508	159,863
Morgan Stanley	13,624	391,418
Mosaic Co. (The)	3,016	81,432
Motorola Solutions Inc.	1,456	101,017
MSCI Inc.	858	73,822
Murphy Oil Corp.	1,508	41,364
Mylan NVb	3,900	182,481
Nasdaq Inc.	1,118	79,110
National Oilwell Varco Inc.	3,458	111,866
Navient Corp.	2,782	39,504
NetApp Inc.	2,652	69,880
Netflix Inc.[b]	3,952	360,620
NetSuite Inc.[a,b]	442	48,112
New York Community Bancorp. Inc.	4,758	68,753
Newell Brands Inc.	4,144	217,394
Newfield Exploration Co.[b]	1,612	69,800
Newmont Mining Corp.	4,940	217,360
News Corp. Class A	3,565	46,238
NextEra Energy Inc.	4,290	550,364
Nielsen Holdings PLC	3,380	182,047
NIKE Inc. Class B	12,454	691,197
NiSource Inc.	3,068	78,725
Noble Energy Inc.	3,941	140,773
Nordstrom Inc.[a]	988	43,699
Norfolk Southern Corp.	2,756	247,434
Northern Trust Corp.	2,002	135,315
Northrop Grumman Corp.	1,586	343,575
Norwegian Cruise Line Holdings Ltd.[b]	1,560	66,456
NRG Energy Inc.	3,043	42,115
Nuance Communications Inc.[b]	2,340	37,604
Nucor Corp.	2,860	153,410
NVIDIA Corp.	4,862	277,620
O’Reilly Automotive Inc.[b]	884	256,917

Security	Shares	Value
Occidental Petroleum Corp.	7,020	$524,605
OGE Energy Corp.	1,820	58,549
Omnicom Group Inc.	2,231	183,589
ONEOK Inc.	1,966	88,057
Oracle Corp.	28,782	1,181,213
PACCAR Inc.	3,198	188,586
Packaging Corp. of America	884	66,026
Palo Alto Networks Inc.[b]	832	108,900
Parker-Hannifin Corp.	1,222	139,540
Patterson Companies Inc.	806	39,784
Paychex Inc.	3,068	181,871
PayPal Holdings Inc.[b]	9,958	370,836
Pentair PLC	1,562	99,687
People’s United Financial Inc.	2,652	40,204
PepsiCo Inc.	13,572	1,478,262
Perrigo Co. PLC	1,352	123,559
Pfizer Inc.	56,680	2,090,925
PG&E Corp.	4,524	289,265
Philip Morris International Inc.	14,222	1,425,898
Phillips 66	4,290	326,297
Pinnacle West Capital Corp.	988	77,924
Pioneer Natural Resources Co.	1,508	245,156
Plains GP Holdings LP Class A	2,808	29,821
PNC Financial Services Group Inc. (The)[e]	4,966	410,440
Polaris Industries Inc.	572	56,485
PPG Industries Inc.	2,522	264,079
PPL Corp.	6,344	239,232
Praxair Inc.	2,548	296,944
Priceline Group Inc. (The)[b]	494	667,300
Principal Financial Group Inc.	2,730	127,300
Procter & Gamble Co. (The)	24,830	2,125,200
Progressive Corp. (The)	5,512	179,195
Prologis Inc.[a]	4,784	260,680
Prudential Financial Inc.	4,056	305,376
Public Service Enterprise Group Inc.	4,680	215,327
Public Storage	1,352	323,020
PulteGroup Inc.	2,990	63,328
PVH Corp.	754	76,199
Qorvo Inc.[b]	1,352	85,487
QUALCOMM Inc.	13,624	852,590
Quest Diagnostics Inc.	1,269	109,591
Quintiles Transnational Holdings Inc.[b]	884	68,634
Ralph Lauren Corp.	572	56,107

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2016

Security	Shares	Value
Range Resources Corp.	1,508	$60,787
Raymond James Financial Inc.	1,264	69,394
Raytheon Co.	2,782	388,172
Realogy Holdings Corp.[b]	1,352	41,898
Realty Income Corp.	2,366	169,098
Red Hat Inc.[b]	1,664	125,283
Regency Centers Corp.	910	77,286
Regeneron Pharmaceuticals Inc.[b]	702	298,434
Regions Financial Corp.	12,012	110,150
RenaissanceRe Holdings Ltd.	364	42,777
Republic Services Inc.	2,288	117,283
ResMed Inc.	1,222	84,171
Reynolds American Inc.	7,798	390,368
Rite Aid Corp.[b]	10,374	72,618
Robert Half International Inc.	1,222	44,652
Rockwell Automation Inc.	1,248	142,771
Rockwell Collins Inc.	1,170	99,005
Roper Technologies Inc.	936	159,457
Ross Stores Inc.	3,588	221,846
Royal Caribbean Cruises Ltd.	1,638	118,657
S&P Global Inc.	2,496	305,011
Sabre Corp.	1,846	53,811
salesforce.com inc.[b]	5,824	476,403
SBA Communications Corp. Class Ab	1,196	137,540
SCANA Corp.	1,170	87,680
Schlumberger Ltd.	12,746	1,026,308
Scripps Networks Interactive Inc. Class A	728	48,092
Seagate Technology PLC	2,704	86,609
Sealed Air Corp.	1,794	84,641
SEI Investments Co.	1,378	62,010
Sempra Energy	2,184	244,346
Sensata Technologies Holding NVa,b	1,534	58,169
ServiceNow Inc.[b]	1,508	112,979
Sherwin-Williams Co. (The)	729	218,503
Signature Bank/New York NYb	416	50,020
Signet Jewelers Ltd.	702	61,713
Simon Property Group Inc.	2,782	631,625
Sirius XM Holdings Inc.[a,b]	19,630	86,176
Skyworks Solutions Inc.	1,768	116,723
SL Green Realty Corp.	884	104,153
Snap-on Inc.	546	85,815
Southern Co. (The)	8,320	445,120
Southwest Airlines Co.	1,612	59,660
Southwestern Energy Co.[b]	4,472	65,202

Security	Shares	Value
Spectra Energy Corp.	6,032	$216,971
Splunk Inc.[b]	1,134	70,920
Sprint Corp.[b]	7,800	47,892
St. Jude Medical Inc.	2,626	218,063
Stanley Black & Decker Inc.	1,378	167,703
Staples Inc.	5,876	54,588
Starbucks Corp.	13,442	780,308
Starwood Hotels & Resorts Worldwide Inc.	1,555	121,383
State Street Corp.	3,505	230,559
Stericycle Inc.[b]	754	68,064
Stryker Corp.	3,120	362,794
SunTrust Banks Inc.	4,602	194,619
Symantec Corp.	6,136	125,359
Synchrony Financial[b]	7,790	217,185
Synopsys Inc.[b]	1,456	78,857
Sysco Corp.	4,862	251,803
T Rowe Price Group Inc.	2,366	167,253
T-Mobile U.S. Inc.[b]	2,652	122,894
Target Corp.	5,148	387,799
TD Ameritrade Holding Corp.	2,496	75,779
TE Connectivity Ltd.	3,380	203,746
TEGNA Inc.	2,016	44,150
Tesla Motors Inc.[a,b]	910	213,659
Tesoro Corp.	1,144	87,116
Texas Instruments Inc.	9,152	638,352
Textron Inc.	2,262	88,218
Thermo Fisher Scientific Inc.	3,640	578,178
Tiffany & Co.	1,196	77,166
Time Warner Inc.	7,306	560,005
TJX Companies Inc. (The)	6,162	503,559
Toll Brothers Inc.[b]	1,600	44,816
Torchmark Corp.	1,191	73,687
Total System Services Inc.	1,482	75,463
Tractor Supply Co.	1,170	107,231
TransDigm Group Inc.[b]	498	139,201
Travelers Companies Inc. (The)	2,678	311,237
Trimble Navigation Ltd.[b]	2,392	63,244
TripAdvisor Inc.[b]	988	69,130
Twenty-First Century Fox Inc. Class A	10,504	279,827
Twenty-First Century Fox Inc. Class B	3,978	107,525
Twitter Inc.[b]	5,226	86,961
Tyco International PLC	3,835	174,761
Tyson Foods Inc. Class A	2,782	204,755

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2016

Security	Shares	Value
U.S. Bancorp.	16,120	$679,780
UDR Inc.	2,418	90,022
UGI Corp.	1,690	76,489
Ulta Salon Cosmetics & Fragrance Inc.[b]	546	142,621
Under Armour Inc. Class Aa,b	1,676	66,135
Under Armour Inc. Class Cb	1,687	60,226
Union Pacific Corp.	7,722	718,532
United Continental Holdings Inc.[b]	936	43,889
United Parcel Service Inc. Class B	6,344	685,786
United Rentals Inc.[b]	910	72,500
United Technologies Corp.	7,254	780,893
United Therapeutics Corp.[b]	442	53,486
UnitedHealth Group Inc.	8,710	1,247,272
Universal Health Services Inc. Class B	858	111,137
Unum Group	2,028	67,755
Valero Energy Corp.	4,368	228,359
Valspar Corp. (The)	676	71,974
Vantiv Inc. Class Ab	1,430	78,321
Varian Medical Systems Inc.[a,b]	936	88,677
Ventas Inc.	3,101	236,172
VEREIT Inc.	8,164	90,294
VeriSign Inc.[a,b]	936	81,067
Verisk Analytics Inc. Class Ab	1,520	129,626
Verizon Communications Inc.	37,960	2,103,364
Vertex Pharmaceuticals Inc.[b]	2,210	214,370
VF Corp.	3,172	198,028
Viacom Inc. Class B NVS	3,245	147,550
Visa Inc. Class A	17,550	1,369,778
VMware Inc. Class Aa,b	754	55,027
Vornado Realty Trust	1,560	167,544
Voya Financial Inc.	2,054	52,644
Vulcan Materials Co.	1,248	154,727
WABCO Holdings Inc.[b]	497	49,834
Wabtec Corp./DE	884	60,554
Wal-Mart Stores Inc.	14,690	1,071,929
Walgreens Boots Alliance Inc.	8,447	669,425
Walt Disney Co. (The)	14,170	1,359,612
Waste Connections Inc.[b]	1,560	116,189
Waste Management Inc.	4,134	273,340
Waters Corp.[b]	728	115,701
Weatherford International PLC[b]	8,346	47,405
WEC Energy Group Inc.	2,926	189,927
Wells Fargo & Co.	44,512	2,135,241
Welltower Inc.	3,290	260,996

Security	Shares	Value
Westar Energy Inc.	1,222	$67,907
Western Digital Corp.	2,545	120,913
Western Union Co. (The)	4,810	96,200
WestRock Co.	2,328	99,894
Weyerhaeuser Co.	7,119	232,934
Whirlpool Corp.	728	140,038
WhiteWave Foods Co. (The)[b]	1,603	88,950
Whole Foods Market Inc.	2,990	91,135
Williams Companies Inc. (The)	6,474	155,182
Willis Towers Watson PLC	1,233	152,423
Workday Inc. Class Aa,b	998	83,173
WR Berkley Corp.	988	57,492
WR Grace & Co.	676	50,612
WW Grainger Inc.[a]	546	119,492
Wyndham Worldwide Corp.	1,040	73,861
Wynn Resorts Ltd.	754	73,854
Xcel Energy Inc.	4,784	210,400
Xerox Corp.	8,060	83,018
Xilinx Inc.	2,314	118,199
XL Group Ltd.	2,886	99,884
Xylem Inc./NY	1,768	84,528
Yahoo! Inc.[b]	8,247	314,953
Yum! Brands Inc.	3,689	329,870
Zillow Group Inc. Class Ca,b	962	37,759
Zimmer Biomet Holdings Inc.	1,794	235,265
Zoetis Inc.	4,382	221,160

		182,215,721

TOTAL COMMON STOCKS
(Cost: $238,608,827)		278,651,449

PREFERRED STOCKS — 0.24%

GERMANY — 0.22%
Bayerische Motoren Werke AG	546	39,564
Fuchs Petrolub SE	572	24,143
Henkel AG & Co. KGaA	1,664	207,290
Porsche Automobil Holding SE	1,430	74,950
Schaeffler AG	1,482	21,627
Volkswagen AG	1,716	241,400

		608,974
ITALY — 0.02%
Intesa Sanpaolo SpA	8,762	18,264
Telecom Italia SpA/Milano	64,584	44,957

		63,221

TOTAL PREFERRED STOCKS
(Cost: $757,418)		672,195

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2016

Security	Shares	Value
RIGHTS — 0.00%

SPAIN — 0.00%
Zardoya Otis SAb	1,701	$685

		685

TOTAL RIGHTS
(Cost: $1,060)		685

SHORT-TERM INVESTMENTS — 2.04%

MONEY MARKET FUNDS — 2.04%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[f,g,h]	5,329,118	5,329,118
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[f,g,h]	294,457	294,457
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[f,g]	85,879	85,879

		5,709,454

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,709,454)		5,709,454

Value
TOTAL INVESTMENTS IN SECURITIES — 101.78%
(Cost: $245,076,759)[i]	$285,033,783
Other Assets, Less Liabilities — (1.78)%	(4,993,328)

NET ASSETS — 100.00%	$280,040,455

ADR  —  American Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Schedule 1.
[f]	Affiliated money market fund.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments for federal income tax purposes was $246,459,200. Net unrealized appreciation was $38,574,583, of which $72,429,607 represented gross unrealized appreciation on securities and $33,855,024 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	1,373	259	(514)	1,118	$409,468	$11,232	$33,405
PNC Financial Services Group Inc. (The)	5,911	780	(1,725)	4,966	410,440	10,422	34,296

					$819,908	$21,654	$67,701

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2016

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3		Total
Investments:
Assets:
Common stocks	$278,603,254	$48,195	$0	[a]	$278,651,449
Preferred stocks	672,195	—	—		672,195
Rights	685	—	—		685
Money market funds	5,709,454	—	—		5,709,454

Total	$284,985,588	$48,195	$0	[a]	$285,033,783

[a]	Rounds to less than $1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	63

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2016

	iShares MSCI ACWI Low Carbon Target ETF	iShares MSCI All Country Asia ex Japan ETF (Consolidated)	iShares MSCI Europe Financials ETF

ASSETS
Investments, at cost:
Unaffiliated	$233,944,976	$2,276,810,247	$534,488,455
Affiliated (Note 2)	4,827,991	142,006,920	296,150

Total cost of investments	$238,772,967	$2,418,817,167	$534,784,605

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$238,099,170	$2,336,579,470	$445,910,657
Affiliated (Note 2)	4,808,341	142,006,920	296,150

Total fair value of investments	242,907,511	2,478,586,390	446,206,807
Foreign currency, at value[b]	288,951	4,425,103	462,939
Cash	—	989	—
Receivables:
Investment securities sold	—	5,525	—
Due from custodian (Note 4)	2,779	—	78,690
Dividends and interest	340,618	8,173,965	266,604
Capital shares sold	—	7,958,157	—
Tax reclaims	134,331	—	275,496

Total Assets	243,674,190	2,499,150,129	447,290,536

LIABILITIES
Payables:
Investment securities purchased	256,781	7,951,005	78,690
Collateral for securities on loan (Note 1)	3,888,971	139,398,219	—
Foreign taxes (Note 1)	—	37,799	—
Investment advisory fees (Note 2)	39,135	1,345,783	150,242

Total Liabilities	4,184,887	148,732,806	228,932

NET ASSETS	$239,489,303	$2,350,417,323	$447,061,604

Net assets consist of:
Paid-in capital	$240,409,129	$2,914,776,931	$546,635,170
Undistributed (distributions in excess of) net investment income	379,805	9,917,416	(94,884)
Accumulated net realized loss	(5,431,365)	(634,074,287)	(10,901,732)
Net unrealized appreciation (depreciation)	4,131,734	59,797,263	(88,576,950)

NET ASSETS	$239,489,303	$2,350,417,323	$447,061,604

Shares outstanding[c]	2,500,000	41,200,000	27,400,000

Net asset value per share	$95.80	$57.05	$16.32

[a]	Securities on loan with values of $3,710,447, $131,554,181 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $288,043, $4,423,377 and $459,271, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2016

iShares MSCI Kokusai ETF

ASSETS
Investments, at cost:
Unaffiliated	$238,784,599
Affiliated (Note 2)	6,292,160

Total cost of investments	$245,076,759

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$278,504,421
Affiliated (Note 2)	6,529,362

Total fair value of investments	285,033,783
Foreign currency, at value[b]	224,761
Receivables:
Dividends and interest	297,186
Tax reclaims	166,481

Total Assets	285,722,211

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	5,623,575
Investment advisory fees (Note 2)	58,181

Total Liabilities	5,681,756

NET ASSETS	$280,040,455

Net assets consist of:
Paid-in capital	$254,424,689
Undistributed net investment income	89,765
Accumulated net realized loss	(14,428,761)
Net unrealized appreciation	39,954,762

NET ASSETS	$280,040,455

Shares outstanding[c]	5,200,000

Net asset value per share	$53.85

[a]	Securities on loan with a value of $5,464,578. See Note 1.
[b]	Cost of foreign currency: $223,486.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2016

	iShares MSCI ACWI Low Carbon Target ETF	iShares MSCI All Country Asia ex Japan ETF (Consolidated)	iShares MSCI Europe Financials ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$5,627,516	$62,841,723	$11,502,366
Dividends — affiliated (Note 2)	16,916	5,713	303
Interest — unaffiliated	—	26	—
Securities lending income — affiliated — net (Note 2)	25,823	2,508,569	23,362

	5,670,255	65,356,031	11,526,031
Less: Other foreign taxes (Note 1)	(279)	(442,286)	—

Total investment income	5,669,976	64,913,745	11,526,031

EXPENSES
Investment advisory fees (Note 2)	714,574	17,531,195	1,464,913
Mauritius income taxes (Note 1)	—	153,656	—
Commitment fees (Note 7)	—	28,250	—
Interest expense (Note 7)	—	4,429	—

Total expenses	714,574	17,717,530	1,464,913
Less investment advisory fees waived (Note 2)	(281,467)	—	—

Net expenses	433,107	17,717,530	1,464,913

Net investment income	5,236,869	47,196,215	10,061,118

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,951,470)	(262,631,529)	(8,458,645)
Investments — affiliated (Note 2)	(9,074)	—	—
In-kind redemptions — unaffiliated	—	43,384,745	(16,804,297)
Foreign currency transactions	(6,481)	(1,028,504)	(62,233)

Net realized loss	(4,967,025)	(220,275,288)	(25,325,175)

Net change in unrealized appreciation/depreciation on:
Investments	243,475	2,822,456	(79,082,273)
Translation of assets and liabilities in foreign currencies	40	162,509	43,450

Net change in unrealized appreciation/depreciation	243,515	2,984,965	(79,038,823)

Net realized and unrealized loss	(4,723,510)	(217,290,323)	(104,363,998)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$513,359	$(170,094,108)	$(94,302,880)

[a]	Net of foreign withholding tax of $323,953, $6,444,552 and $1,004,561, respectively.

See notes to financial statements.

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2016

iShares MSCI Kokusai ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$7,400,526
Dividends — affiliated (Note 2)	22,221
Securities lending income — affiliated — net (Note 2)	45,009

Total investment income	7,467,756

EXPENSES
Investment advisory fees (Note 2)	715,632

Total expenses	715,632

Net investment income	6,752,124

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,217,841)
Investments — affiliated (Note 2)	(3,324)
In-kind redemptions — unaffiliated	14,412,081
In-kind redemptions — affiliated (Note 2)	71,025
Foreign currency transactions	(31,317)

Net realized gain	11,230,624

Net change in unrealized appreciation/depreciation on:
Investments	(23,658,193)
Translation of assets and liabilities in foreign currencies	6,127

Net change in unrealized appreciation/depreciation	(23,652,066)

Net realized and unrealized loss	(12,421,442)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,669,318)

[a]	Net of foreign withholding tax of $319,940.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI ACWI Low Carbon Target ETF		iShares MSCI All Country Asia ex Japan ETF (Consolidated)
	Year ended July 31, 2016	Period from December 8, 2014[a] July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,236,869	$2,415,561	$47,196,215	$67,355,180
Net realized loss	(4,967,025)	(408,935)	(220,275,288)	(54,096,831)
Net change in unrealized appreciation/depreciation	243,515	3,888,219	2,984,965	(311,108,928)

Net increase (decrease) in net assets resulting from operations	513,359	5,894,845	(170,094,108)	(297,850,579)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,258,921)	(2,069,109)	(56,637,383)	(55,746,508)

Total distributions to shareholders	(5,258,921)	(2,069,109)	(56,637,383)	(55,746,508)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	22,838,332	217,570,797	304,115,590	1,789,644,487
Cost of shares redeemed	—	—	(1,395,643,808)	(398,743,077)

Net increase (decrease) in net assets from capital share transactions	22,838,332	217,570,797	(1,091,528,218)	1,390,901,410

INCREASE (DECREASE) IN NET ASSETS	18,092,770	221,396,533	(1,318,259,709)	1,037,304,323

NET ASSETS
Beginning of period	221,396,533	—	3,668,677,032	2,631,372,709

End of period	$239,489,303	$221,396,533	$2,350,417,323	$3,668,677,032

Undistributed net investment income included in net assets at end of period	$379,805	$407,751	$9,917,416	$18,396,738

SHARES ISSUED AND REDEEMED
Shares sold	250,000	2,250,000	5,500,000	28,000,000
Shares redeemed	—	—	(26,000,000)	(6,700,000)

Net increase (decrease) in shares outstanding	250,000	2,250,000	(20,500,000)	21,300,000

[a]	Commencement of operations.

See notes to financial statements.

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Europe Financials ETF		iShares MSCI Kokusai ETF
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$10,061,118	$12,318,857	$6,752,124	$9,593,442
Net realized gain (loss)	(25,325,175)	2,945,933	11,230,624	37,448,669
Net change in unrealized appreciation/depreciation	(79,038,823)	(20,779,367)	(23,652,066)	(25,703,048)

Net increase (decrease) in net assets resulting from operations	(94,302,880)	(5,514,577)	(5,669,318)	21,339,063

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,373,542)	(13,685,184)	(8,020,664)	(9,983,768)

Total distributions to shareholders	(10,373,542)	(13,685,184)	(8,020,664)	(9,983,768)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	287,189,590	151,545,862	20,052,122	—
Cost of shares redeemed	(180,848,510)	(149,336,454)	(80,435,693)	(144,382,958)

Net increase (decrease) in net assets from capital share transactions	106,341,080	2,209,408	(60,383,571)	(144,382,958)

INCREASE (DECREASE) IN NET ASSETS	1,664,658	(16,990,353)	(74,073,553)	(133,027,663)

NET ASSETS
Beginning of year	445,396,946	462,387,299	354,114,008	487,141,671

End of year	$447,061,604	$445,396,946	$280,040,455	$354,114,008

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(94,884)	$(279,190)	$89,765	$1,213,881

SHARES ISSUED AND REDEEMED
Shares sold	17,850,000	6,400,000	400,000	—
Shares redeemed	(9,300,000)	(6,700,000)	(1,600,000)	(2,600,000)

Net increase (decrease) in shares outstanding	8,550,000	(300,000)	(1,200,000)	(2,600,000)

See notes to financial statements.

FINANCIAL STATEMENTS	69

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI Low Carbon Target ETF

	Year ended Jul. 31, 2016	Period from Dec. 8, 2014[a] to Jul. 31, 2015
Net asset value, beginning of period	$98.40	$96.01

Income from investment operations:
Net investment income[b]	2.22	1.48
Net realized and unrealized gain (loss)[c]	(2.64)	1.85

Total from investment operations	(0.42)	3.33

Less distributions from:
Net investment income	(2.18)	(0.94)

Total distributions	(2.18)	(0.94)

Net asset value, end of period	$95.80	$98.40

Total return	(0.31)%	3.46%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$239,489	$221,397
Ratio of expenses to average net assets[e]	0.20%	0.20%
Ratio of expenses to average net assets prior to waived fees[e]	0.33%	0.33%
Ratio of net investment income to average net assets[e]	2.42%	2.35%
Portfolio turnover rate[f]	16%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended July 31, 2016 and the period ended July 31, 2015 were 16% and 4%, respectively. See Note 4.

See notes to financial statements.

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI All Country Asia ex Japan ETF (Consolidated)

	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012
Net asset value, beginning of year	$59.46	$65.13	$56.23	$53.40	$62.22

Income from investment operations:
Net investment income[a]	1.03	1.24	1.11	1.04	0.97
Net realized and unrealized gain (loss)[b]	(2.21)	(5.92)	8.84	2.85	(8.89)

Total from investment operations	(1.18)	(4.68)	9.95	3.89	(7.92)

Less distributions from:
Net investment income	(1.23)	(0.99)	(1.05)	(1.06)	(0.90)

Total distributions	(1.23)	(0.99)	(1.05)	(1.06)	(0.90)

Net asset value, end of year	$57.05	$59.46	$65.13	$56.23	$53.40

Total return	(1.83)%	(7.22)%	17.85%	7.28%	(12.63)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,350,417	$3,668,677	$2,631,373	$2,361,598	$1,826,440
Ratio of expenses to average net assets	0.72%	0.69%	0.68%	0.67%	0.69%
Ratio of net investment income to average net assets	1.92%	1.95%	1.87%	1.80%	1.82%
Portfolio turnover rate[c]	17%	13%	14%	13%	26%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2016, July 31, 2015, July 31, 2014 and July 31, 2013 were 12%, 8%, 6%, and 7%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Europe Financials ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012
Net asset value, beginning of year	$23.63	$24.15	$21.62	$15.01	$20.72

Income from investment operations:
Net investment income[a]	0.64	0.69	0.87	0.64	0.72
Net realized and unrealized gain (loss)[b]	(7.12)	(0.47)	2.36	6.41	(5.96)

Total from investment operations	(6.48)	0.22	3.23	7.05	(5.24)

Less distributions from:
Net investment income	(0.83)	(0.74)	(0.70)	(0.44)	(0.47)

Total distributions	(0.83)	(0.74)	(0.70)	(0.44)	(0.47)

Net asset value, end of year	$16.32	$23.63	$24.15	$21.62	$15.01

Total return	(27.77)%	0.98%	14.89%	47.30%	(25.30)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$447,062	$445,397	$462,387	$94,039	$21,767
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	3.30%	3.00%	3.53%	3.26%	4.51%
Portfolio turnover rate[c]	4%	6%	8%	7%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Kokusai ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012
Net asset value, beginning of year	$55.33	$54.13	$47.63	$39.67	$41.01

Income from investment operations:
Net investment income[a]	1.22	1.21	1.33	1.10	1.01
Net realized and unrealized gain (loss)[b]	(1.24)	1.36	6.64	8.03	(1.33)

Total from investment operations	(0.02)	2.57	7.97	9.13	(0.32)

Less distributions from:
Net investment income	(1.46)	(1.37)	(1.47)	(1.17)	(1.02)

Total distributions	(1.46)	(1.37)	(1.47)	(1.17)	(1.02)

Net asset value, end of year	$53.85	$55.33	$54.13	$47.63	$39.67

Total return	0.11%	4.80%	16.80%	23.26%	(0.62)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$280,040	$354,114	$487,142	$562,059	$595,070
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.36%	2.20%	2.56%	2.50%	2.62%
Portfolio turnover rate[c]	5%	5%	5%	4%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI ACWI Low Carbon Target	Non-diversified
MSCI All Country Asia ex Japan	Diversified
MSCI Europe Financials	Diversified
MSCI Kokusai	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

The iShares MSCI All Country Asia ex Japan ETF carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (the “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of the Fund also serves as the investment adviser to the Subsidiary. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for the Fund include the accounts of the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

The iShares MSCI All Country Asia ex Japan ETF conducts its investment activities in India through the Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must, on an annual basis, satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. Taxes on income, if any, are paid by the Subsidiary and are disclosed in the consolidated statement of operations. Any dividends paid by the Subsidiary to the Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

On May 10, 2016, India and Mauritius signed an amendment to the DTAA. The amendment provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. Tax laws in India also include provisions that impose Indian tax on certain indirect transfers of shares of Indian companies. However, until such time that India provides more definitive authoritative guidance on the indirect transfer rules, the impact to the Fund, if any, cannot be determined. Management is continuing to monitor and assess the impact to the Fund arising from the DTAA amendment and the indirect transfer rules.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2016, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI ACWI Low Carbon Target
BNP Paribas Prime Brokerage International Ltd.	$87,736	$87,736	$—
Citigroup Global Markets Inc.	244,623	244,623	—
Credit Suisse Securities (USA) LLC	55,093	55,093	—
Deutsche Bank Securities Inc.	110,449	110,449	—
Goldman Sachs & Co.	817,907	817,907	—
Jefferies LLC	105,270	105,270	—
JPMorgan Clearing Corp.	804,604	804,604	—
Merrill Lynch, Pierce, Fenner & Smith	829,364	829,364	—
State Street Bank & Trust Company	655,401	655,401	—

	$3,710,447	$3,710,447	$—

MSCI All Country Asia ex Japan
Citigroup Global Markets Inc.	$644,472	$644,472	$—
Credit Suisse Securities (USA) LLC	3,863,288	3,863,288	—
Deutsche Bank AG	1,994,047	1,994,047	—
Deutsche Bank Securities Inc.	8,057,419	8,057,419	—
Goldman Sachs & Co.	70,261,403	70,261,403	—
HSBC Bank PLC	987,330	987,330	—
JPMorgan Clearing Corp.	6,874,330	6,874,330	—
Merrill Lynch, Pierce, Fenner & Smith	8,164,377	8,164,377	—
Morgan Stanley & Co. International PLC	4,087,401	4,087,401	—
Morgan Stanley & Co. LLC	21,717,758	21,717,758	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	7,097	7,097	—
State Street Bank & Trust Company	4,583,596	4,583,596	—
UBS Securities LLC	311,663	311,663	—

	$131,554,181	$131,554,181	$—

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI Kokusai
BNP Paribas Prime Brokerage Inc.	$3,167	$3,167	$—
BNP Paribas Prime Brokerage International Ltd.	297,375	297,375	—
Citigroup Global Markets Inc.	117,606	117,606	—
Credit Suisse Securities (USA) LLC	330,721	330,721	—
Deutsche Bank Securities Inc.	138,412	138,412	—
Goldman Sachs & Co.	169,513	169,513	—
HSBC Bank PLC	316,561	316,561	—
Jefferies LLC	71,123	71,123	—
JPMorgan Clearing Corp.	577,331	570,642	(6,689)
Merrill Lynch, Pierce, Fenner & Smith	327,002	327,002	—
Morgan Stanley & Co. LLC	897,382	897,382	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	192,310	192,310	—
National Financial Services LLC	53,305	53,305	—
Nomura Securities International Inc.	92,949	92,949	—
Scotia Capital (USA) Inc.	3,118	3,096	(22)
SG Americas Securities LLC	95,465	95,465	—
State Street Bank & Trust Company	1,334,371	1,334,371	—
UBS Securities LLC	396,439	394,538	(1,901)
Wells Fargo Securities LLC	50,428	50,428	—

	$5,464,578	$5,455,966	$(8,612)

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

With respect to the iShares MSCI All Country Asia ex Japan ETF, the Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to the iShares MSCI ACWI Low Carbon Target ETF, BFA is entitled to an annual investment advisory fee of 0.33% based on the average daily net assets of the Fund. The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2016 in order to limit total annual operating expenses after fee waiver to 0.20% of average daily net assets.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

Effective August 1, 2016, for its investment advisory services to the iShares MSCI ACWI Low Carbon Target ETF, BFA will be entitled to an annual investment advisory fee of 0.20% based on the average daily net assets of the Fund. Additionally, the contractual waiver to limit total annual operating expenses after fee waiver will be terminated effective August 1, 2016, pursuant to a written agreement between the Trust and BFA.

For its investment advisory services to the iShares MSCI All Country Asia ex Japan ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion, up to and including $42 billion
0.54	Over $42 billion, up to and including $56 billion
0.47	Over $56 billion, up to and including $70 billion
0.41	Over $70 billion, up to and including $84 billion
0.35	Over $84 billion

In addition, the iShares MSCI All Country Asia ex Japan ETF indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2016 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds, if any.

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Europe Financials	0.48%
MSCI Kokusai	0.25

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended July 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI ACWI Low Carbon Target	$7,603
MSCI All Country Asia ex Japan	646,508
MSCI Europe Financials	6,196
MSCI Kokusai	13,181

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI All Country Asia ex Japan	$1,450,847	$8,151,656
MSCI Kokusai	1,544,562	1,833,249

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The iShares MSCI All Country Asia ex Japan ETF, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2016 were as follows:

iShares ETF	Purchases	Sales
MSCI ACWI Low Carbon Target	$36,003,581	$34,837,370
MSCI All Country Asia ex Japan	433,735,271	946,907,185
MSCI Europe Financials	21,403,181	14,289,030
MSCI Kokusai	15,303,606	16,218,388

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended July 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI ACWI Low Carbon Target	$21,711,991	$—
MSCI All Country Asia ex Japan	159,015,718	739,599,370
MSCI Europe Financials	275,656,041	177,712,383
MSCI Kokusai	19,759,517	79,193,500

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by a fund, whether directly or indirectly, issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2016, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI ACWI Low Carbon Target	$—	$(5,894)	$5,894
MSCI All Country Asia ex Japan	21,570,678	961,846	(22,532,524)
MSCI Europe Financials	(21,790,692)	496,730	21,293,962
MSCI Kokusai	14,147,297	144,424	(14,291,721)

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 was as follows:

iShares ETF	2016	2015
MSCI ACWI Low Carbon Target
Ordinary income	$5,258,921	$2,069,109

MSCI All Country Asia ex Japan
Ordinary income	$56,637,383	$55,746,508

MSCI Europe Financials
Ordinary income	$10,373,542	$13,685,184

MSCI Kokusai
Ordinary income	$8,020,664	$9,983,768

84	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI ACWI Low Carbon Target	677,869	(951,218)	3,481,561	(4,128,038)	(919,826)
MSCI All Country Asia ex Japan	12,147,694	(431,281,420)	(15,020,430)	(130,205,452)	(564,359,608)
MSCI Europe Financials	487,856	(2,571,815)	(91,655,083)	(5,834,524)	(99,573,566)
MSCI Kokusai	312,858	(10,678,096)	38,572,321	(2,591,317)	25,615,766

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI ACWI Low Carbon Target	$951,218	$—	$—	$—	$951,218
MSCI All Country Asia ex Japan	423,136,945	114,780	5,230,616	2,799,079	431,281,420
MSCI Europe Financials	2,565,502	—	—	6,313	2,571,815
MSCI Kokusai	8,544,384	124,763	1,478,401	530,548	10,678,096

[a]	Must be utilized prior to losses subject to expiration.

For the year ended July 31, 2016, the iShares MSCI Kokusai ETF utilized $57,274 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LINE OF CREDIT

The iShares MSCI All Country Asia ex Japan ETF, along with certain other iShares funds, is a party to a $250 million credit agreement with State Street Bank and Trust Company, which expires on October 28, 2016. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

The terms of the credit agreement, as amended by the Board on September 17, 2015, became effective on October 28, 2015. Prior to this date, the maximum borrowing amount was $150 million and the commitment fee was 0.08% per annum on the unused portion of the credit agreement.

For the year ended July 31, 2016, the Fund’s maximum amount borrowed, the average borrowings and the weighted average interest rate under the credit agreement were $9,000,000, $348,361 and 1.25%, respectively.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

86	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI All Country Asia ex Japan ETF, iShares MSCI Europe Financials ETF and iShares MSCI Kokusai ETF (the “Funds”) at July 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (consolidated financial statements and consolidated financial highlights for iShares MSCI All Country Asia ex Japan ETF) (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 26, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	87

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2016:

iShares ETF	Qualified Dividend Income
MSCI ACWI Low Carbon Target	$5,401,133
MSCI All Country Asia ex Japan	30,201,285
MSCI Europe Financials	12,084,003
MSCI Kokusai	7,352,459

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended July 31, 2016 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
MSCI ACWI Low Carbon Target	40.30%
MSCI Kokusai	53.41

For the fiscal year ended July 31, 2016, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI All Country Asia ex Japan	$69,286,301	$7,040,369
MSCI Europe Financials	12,506,927	977,644

88	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iSHARES® TRUST

I. iShares MSCI ACWI Low Carbon Target ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

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Board Review and Approval of Investment Advisory Contract (Continued)

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The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

90	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that, at a meeting held on June 21-23, 2016, the Board approved a permanent reduction to the advisory fee rate charged to the Fund. In addition, the Board noted that should additional material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI All Country Asia ex Japan ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

92	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	93

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. Further, with respect to comparisons with one or more open-end index mutual funds registered under the 1940 Act managed by BFA (or an affiliate) that track the same index as the Fund and have investment advisory fee rates and overall expenses (net of waivers and reimbursements) that are lower than the investment advisory fee rate and overall expenses (net of waivers and reimbursements) of the Fund, the Board gave weight to management’s explanations of the relevant circumstances applicable to such mutual funds. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or

94	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Europe Financials ETF and iShares MSCI Kokusai ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer

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Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the

96	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	97

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

98	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
MSCI ACWI Low Carbon Target	$2.176769	$—	$0.007814	$2.184583	100%	—%	0%[a]		100%
MSCI All Country Asia ex Japan	1.214528	—	0.020050	1.234578	98	—	2		100
MSCI Europe Financials	0.830210	—	—	0.830210	100	—	—		100
MSCI Kokusai	1.450718	—	0.006720	1.457438	100	—	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI ACWI Low Carbon Target ETF

Period Covered: December 8, 2014 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.25%
Greater than 1.0% and Less than 1.5%	4	1.02
Greater than 0.5% and Less than 1.0%	49	12.44
Between 0.5% and –0.5%	340	86.29

	394	100.00%

iShares MSCI All Country Asia ex Japan ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	38	2.75
Greater than 1.0% and Less than 1.5%	68	4.92
Greater than 0.5% and Less than 1.0%	197	14.23
Between 0.5% and –0.5%	714	51.62
Less than –0.5% and Greater than –1.0%	199	14.40
Less than –1.0% and Greater than –1.5%	87	6.29
Less than –1.5% and Greater than –2.0%	35	2.53
Less than –2.0% and Greater than –2.5%	11	0.80
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	6	0.43
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	2	0.14

	1,383	100.00%

100	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Europe Financials ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	20	1.45
Greater than 1.0% and Less than 1.5%	50	3.62
Greater than 0.5% and Less than 1.0%	241	17.43
Between 0.5% and –0.5%	897	64.85
Less than –0.5% and Greater than –1.0%	116	8.39
Less than –1.0% and Greater than –1.5%	35	2.53
Less than –1.5% and Greater than –2.0%	8	0.58
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5%	2	0.14

	1,383	100.00%

iShares MSCI Kokusai ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	2	0.14%
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	7	0.51
Greater than 1.5% and Less than 2.0%	27	1.95
Greater than 1.0% and Less than 1.5%	85	6.15
Greater than 0.5% and Less than 1.0%	183	13.23
Between 0.5% and –0.5%	1,048	75.79
Less than –0.5% and Greater than –1.0%	23	1.66
Less than –1.0% and Greater than –1.5%	2	0.14
Less than –1.5% and Greater than –2.0%	1	0.07
Less than –2.0%	1	0.07

	1,383	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI All Country Asia ex Japan ETF and the iShares MSCI Kokusai ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

SUPPLEMENTAL INFORMATION	101

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI All Country Asia ex Japan ETF in respect of BFA’s financial year ending December 31, 2015 is USD 431.85 thousand. This figure is comprised of fixed remuneration of USD 167.95 thousand and variable remuneration of USD 263.90 thousand. There were a total of 457 beneficiaries of the remuneration described above.

102	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI All Country Asia ex Japan ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 51.32 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 12.43 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Kokusai ETF in respect of BFA’s financial year ending December 31, 2015 is USD 47.8 thousand. This figure is comprised of fixed remuneration of USD 18.59 thousand and variable remuneration of USD 29.21 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Kokusai ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 5.68 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 1.38 thousand.

SUPPLEMENTAL INFORMATION	103

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 342 funds (as of July 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

104	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	105

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (51)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

106	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (45)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	107

Notes:

108	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	109

Notes:

110	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-705-0716

JULY 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares China Large-Cap ETF | FXI | NYSE Arca
➢	iShares MSCI China A ETF | CNYA | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

INTERNATIONAL EQUITY MARKET OVERVIEW

International equity markets declined for the 12 months ended July 31, 2016 (the “reporting period”). The MSCI ACWI ex U.S.A Index, a broad global equity index that includes both developed and emerging markets but excludes the U.S., returned -5.54% for the reporting period.

International stocks fell throughout the first half of the reporting period amid lower energy prices and weaker global economic growth, including slowdowns in larger economies such as the U.S., the U.K., and China. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates. The primary exception was the U.S., where the Federal Reserve Bank (the “Fed”) raised its short-term interest rate target in December 2015, ending a seven-year period of near-zero interest rates.

International equity markets recovered somewhat in the latter half of the reporting period. Central bank stimulus activity and a recovery in energy prices helped international equity markets reverse course, as did signs of stabilization in China. Late in the reporting period, market volatility increased following the “Brexit” referendum in the U.K., where an affirmative vote to leave the European Union led to a sharp decline in the British pound (which fell by 18% against the U.S. dollar for the reporting period) and increased expectations of an interest rate cut from the Bank of England.

From a regional perspective, equity markets in the Asia/Pacific region held up the best, though performance was mixed. Australia and New Zealand posted positive returns for the reporting period, benefiting from improving economic growth. However, other equity markets in the region, including Hong Kong and Singapore, fell during the reporting period.

In Japan, the stock market declined by nearly 20% as the Japanese economy continued to stagnate despite extensive economic stimulus measures from the Bank of Japan. However, a strong rally in the Japanese yen, which appreciated by 17% against the U.S. dollar, helped offset the overall market decline, resulting in a modestly negative return in U.S. dollar terms.

European stock markets declined by approximately 10% for the reporting period. Although the European Central Bank increased its quantitative easing measures during the reporting period, economic growth in the Eurozone remained muted. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most for the reporting period, while Belgium and Denmark were the best performers.

In the U.K., the equity market advanced by about 4% in local currency terms for the reporting period as the economic environment appeared to improve in 2016 after slowing over the last half of 2015. However, expectations that Brexit will have a negative impact on the U.K. economy put downward pressure on the British pound relative to other major currencies. As a result, the U.K. stock market’s return in U.S. dollar terms was negative.

Emerging markets stocks declined by approximately 1% for the reporting period. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil. Stock markets in Eastern Europe fell the most, primarily because of sharp declines in Greece, Poland, and the Czech Republic.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CHINA LARGE-CAP ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(11.13)%	(9.90)%	(10.49)%	(11.13)%	(9.90)%	(10.49)%
5 Years	(1.20)%	(1.13)%	(0.51)%	(5.88)%	(5.53)%	(2.50)%
10 Years	5.23%	5.25%	5.86%	66.45%	66.89%	76.68%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance beginning on February 10, 2012 reflects net returns where dividends are reinvested into the Index net of withholding tax. Performance before this date reflects dividends being reinvested at gross.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,138.30	$3.93	$1,000.00	$1,021.20	$3.72	0.74%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CHINA LARGE-CAP ETF

The iShares China Large-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization Chinese equities that trade on the Hong Kong Stock Exchange, as represented by the FTSE China 50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -11.13%, net of fees, while the total return for the Index was -10.49%.

The Index posted negative performance for the reporting period amid bouts of volatility. The Index fell during the last few months of 2015 and into early 2016 before rebounding somewhat through the end of the reporting period. China’s economic growth continued to slow, as gross domestic product growth in the second quarter of 2016 was the same as in the first quarter and down from recent years. Industrial output, retail sales, and new loans increased, while fixed-asset investment eased.

The financials sector, which averaged about 52% of the Index on average, was the largest detractor from the Index’s performance during the reporting period. In the second quarter of 2016, non-performing loans in China’s banking industry rose to the highest level since the global financial crisis in 2009. The energy and industrials sectors also hindered the Index’s performance. The energy sector struggled largely due to lower overall oil prices, while the industrials sector faced contracting profit growth and global economic uncertainty.

The information technology sector contributed to the Index’s performance during the reporting period, reflecting strong performance in the internet software and services industry. The consumer discretionary sector was particularly strong; however, it represented less than 2% of the Index on average so its contribution to the Index’s performance was modest.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	52.49%
Telecommunication Services	12.57
Energy	12.40
Information Technology	9.38
Industrials	6.28
Consumer Discretionary	2.36
Consumer Staples	1.40
Utilities	1.26
Health Care	1.15
Materials	0.71

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/16

Security	Percentage of Total Investments*

Tencent Holdings Ltd.	9.38%
China Mobile Ltd.	9.37
China Construction Bank Corp. Class H	8.76
Industrial & Commercial Bank of China Ltd. Class H	6.24
Bank of China Ltd. Class H	4.94
Ping An Insurance Group Co. of China Ltd. Class H	4.56
CNOOC Ltd.	3.92
China Petroleum & Chemical Corp. Class H	3.80
China Life Insurance Co. Ltd. Class H	3.72
PetroChina Co. Ltd. Class H	3.21

TOTAL	57.90%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI CHINA A ETF

Performance as of July 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	6.47%	7.09%	5.49%

The inception date of the Fund was 6/13/16. The first day of secondary market trading was 6/15/16.

For the fiscal period ended 7/31/16, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/13/16) [a]	Ending Account Value (7/31/16)	Expenses Paid During Period [b]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,064.70	$0.88	$1,000.00	$1,021.60	$3.27	0.65%

[a]	The beginning of the period (commencement of operations) is June 13, 2016.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (48 days for actual and 182 days for hypothetical expenses) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHINA A ETF

The iShares MSCI China A ETF (the “Fund”) seeks to track the investment results of an index composed of domestic Chinese equities that trade on the Shanghai or Shenzhen Stock Exchange, as represented by the MSCI China A International Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from June 13, 2016 (inception date of the Fund) through July 31, 2016 (“the reporting period”), the total return for the Fund was 6.47%, net of fees, while the total return for the Index was 5.49%.

The Index posted positive performance during the short reporting period. China’s economic growth continued to slow, although gross domestic product growth was 1.8% on a quarterly basis in the second quarter of 2016, the strongest advance in three quarters. On an annual basis, growth was 6.7% in the second quarter, slightly above market expectations. Industrial output, retail sales and new loans increased, while fixed-asset investment eased. Manufacturing increased in the second quarter, as did the services sector. Inflation slightly exceeded market expectations in the second quarter of 2016, but it remained well below the government’s target rate.

During the reporting period, every sector represented in the Index contributed to the Index’s performance. The industrials sector, which represented about 17% of the Index on average, was the largest contributor to the Index’s return. The consumer discretionary and consumer staples sectors were also among the larger contributors. The financials sector, the biggest sector represented in the Index at about 35% on average, underperformed the overall Index but still generated a positive return and helped the Index’s performance.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	34.34%
Industrials	17.77
Consumer Discretionary	10.75
Materials	8.19
Information Technology	7.87
Consumer Staples	6.86
Health Care	6.70
Utilities	4.14
Energy	2.76
Telecommunication Services	0.62

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/16

Security	Percentage of Total Investments*

Kweichow Moutai Co. Ltd. Class A	2.21%
China Merchants Bank Co. Ltd. Class A	1.92
Ping An Insurance Group Co. of China Ltd. Class A	1.90
Shanghai Pudong Development Bank Co. Ltd. Class A	1.75
Industrial Bank Co. Ltd. Class A	1.60
China Minsheng Banking Corp. Ltd. Class A	1.46
Agricultural Bank of China Ltd. Class A	1.33
Industrial & Commercial Bank of China Ltd. Class A	1.27
Bank of Communications Co. Ltd. Class A	1.17
CRRC Corp. Ltd. Class A	1.11

TOTAL	15.72%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2016 (or commencement of operations, as applicable) and held through July 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CHINA LARGE-CAP ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.56%

AIRLINES — 0.31%
Air China Ltd. Class H	14,650,000	$11,195,240

		11,195,240
AUTOMOBILES — 2.33%
Byd Co. Ltd. Class Ha,b	5,506,500	34,912,570
Great Wall Motor Co. Ltd. Class H	24,869,500	25,799,068
Guangzhou Automobile Group Co. Ltd. Class H	17,760,000	22,795,198

		83,506,836
BANKS — 27.73%
Agricultural Bank of China Ltd. Class H	207,176,000	76,089,614
Bank of China Ltd. Class H	425,066,000	174,738,309
Bank of Communications Co. Ltd. Class H	64,612,200	43,546,905
China CITIC Bank Corp. Ltd. Class H	60,899,000	38,454,513
China Construction Bank Corp. Class H	461,985,320	309,579,787
China Everbright Bank Co. Ltd. Class H	26,459,000	11,490,645
China Merchants Bank Co. Ltd. Class H	30,573,938	65,403,433
China Minsheng Banking Corp. Ltd. Class H	52,294,500	54,518,715
Industrial & Commercial Bank of China Ltd. Class H	390,146,995	220,716,024

		994,537,945
CAPITAL MARKETS — 5.08%
China Cinda Asset Management Co. Ltd. Class H	72,727,000	23,617,683
China Huarong Asset Management Co. Ltd.[a,b,c]	50,157,000	19,907,804
CITIC Securities Co. Ltd. Class H	18,280,500	38,869,870
GF Securities Co. Ltd. Class H	12,425,600	27,157,156
Haitong Securities Co. Ltd. Class H	27,357,200	44,420,482
Huatai Securities Co. Ltd. Class Hc	13,793,000	28,083,867

		182,056,862

Security	Shares	Value
CONSTRUCTION & ENGINEERING — 2.43%
China Communications Construction Co. Ltd. Class H	35,525,000	$38,821,384
China Railway Construction Corp. Ltd. Class H	15,160,000	18,168,674
China Railway Group Ltd. Class Ha	30,720,000	23,119,324
Metallurgical Corp. of China Ltd. Class H	22,991,000	6,992,154

		87,101,536
CONSTRUCTION MATERIALS — 0.70%
Anhui Conch Cement Co. Ltd. Class H	9,593,500	25,158,374

		25,158,374
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.15%
China Telecom Corp. Ltd. Class H	129,874,000	63,933,231
China Unicom Hong Kong Ltd.	46,114,000	49,145,005

		113,078,236
ELECTRICAL EQUIPMENT — 0.26%
Shanghai Electric Group Co. Ltd. Class Ha,b,c	22,676,000	9,409,432

		9,409,432
HEALTH CARE PROVIDERS & SERVICES — 1.14%
Sinopharm Group Co. Ltd. Class H	8,436,800	40,825,242

		40,825,242
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 1.24%
CGN Power Co. Ltd. Class Hc	80,225,000	23,674,798
Huaneng Power International Inc. Class H	33,942,000	20,776,487

		44,451,285
INDUSTRIAL CONGLOMERATES — 2.35%
CITIC Ltd.	39,680,000	59,929,458
Fosun International Ltd.	18,652,000	24,372,745

		84,302,203
INSURANCE — 12.97%
China Life Insurance Co. Ltd. Class H	57,657,000	131,363,702
China Pacific Insurance Group Co. Ltd. Class H	20,709,400	73,123,868
New China Life Insurance Co. Ltd. Class H	6,454,000	22,830,340

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® CHINA LARGE-CAP ETF

July 31, 2016

Security	Shares	Value
People’s Insurance Co. Group of China Ltd. (The) Class H	51,059,000	$19,607,835
PICC Property & Casualty Co. Ltd. Class H	36,883,700	57,132,079
Ping An Insurance Group Co. of China Ltd. Class H	34,560,500	161,223,990

		465,281,814
INTERNET SOFTWARE & SERVICES — 9.24%
Tencent Holdings Ltd.	13,796,500	331,580,390

		331,580,390
MACHINERY — 0.83%
CRRC Corp. Ltd. Class H	32,616,450	29,884,595

		29,884,595
OIL, GAS & CONSUMABLE FUELS — 12.22%
China Petroleum & Chemical Corp. Class H	189,366,600	134,460,913
China Shenhua Energy Co. Ltd. Class H	27,269,000	52,078,503
CNOOC Ltd.	115,928,000	138,636,440
PetroChina Co. Ltd. Class H	167,138,000	113,292,725

		438,468,581
PERSONAL PRODUCTS — 1.38%
Hengan International Group Co. Ltd.	5,870,500	49,324,622

		49,324,622
REAL ESTATE MANAGEMENT & DEVELOPMENT — 5.96%
China Overseas Land & Investment Ltd.	30,858,000	101,402,586
China Resources Land Ltd.	21,689,333	53,888,278
China Vanke Co. Ltd. Class H	10,550,900	23,848,451
Dalian Wanda Commercial Properties Co. Ltd. Class Hc	5,448,900	34,512,263

		213,651,578

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 9.24%
China Mobile Ltd.	26,881,000	$331,338,172

		331,338,172

TOTAL COMMON STOCKS
(Cost: $4,178,718,218)		3,535,152,943

SHORT-TERM INVESTMENTS — 0.91%

MONEY MARKET FUNDS — 0.91%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[d,e,f]	30,347,751	30,347,751
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[d,e,f]	1,676,848	1,676,848
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[d,e]	423,965	423,965

		32,448,564

TOTAL SHORT-TERM INVESTMENTS
(Cost: $32,448,564)		32,448,564

TOTAL INVESTMENTS IN SECURITIES — 99.47%
(Cost: $4,211,166,782)[g]		3,567,601,507
Other Assets, Less Liabilities — 0.53%		19,171,150

NET ASSETS — 100.00%		$3,586,772,657

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $4,329,333,416. Net unrealized depreciation was $761,731,909, of which $263,525,555 represented gross unrealized appreciation on securities and $1,025,257,464 represented gross unrealized depreciation on securities.

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of July 31, 2016 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
H-Shares Index	877	Aug. 2016	Hong Kong Futures	$51,220,730	$50,704,714	$(516,016)

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CHINA LARGE-CAP ETF

July 31, 2016

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,535,152,943	$—	$—	$3,535,152,943
Money market funds	32,448,564	—	—	32,448,564

Total	$3,567,601,507	$—	$—	$3,567,601,507

Derivative financial instruments[a]:
Liabilities:
Futures contracts	$(516,016)	$—	$—	$(516,016)

Total	$(516,016)	$—	$—	$(516,016)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments

iSHARES® MSCI CHINA A ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.58%

AEROSPACE & DEFENSE — 1.79%
AVIC Aero-Engine Controls Co. Ltd. Class A	4,200	$16,661
AVIC Aircraft Co. Ltd. Class A	9,100	29,016
Avic Aviation Engine Corp. PLC Class A	6,300	33,247
AVIC Electromechanical Systems Co. Ltd. Class A	6,300	14,768
AVIC Helicopter Co. Ltd. Class A	2,100	13,297
China Aerospace Times Electronics Co. Ltd. Class A	4,200	10,451
China Avionics Systems Co. Ltd. Class A	4,900	14,733
China Spacesat Co. Ltd. Class A	4,200	21,010
Jiangxi Hongdu Aviation Industry Co. Ltd. Class A	2,800	7,994

		161,177
AIR FREIGHT & LOGISTICS — 0.16%
Shenzhen Feima International Supply Chain Co. Ltd. Class A	3,640	8,746
Sinotrans Air Transportation Development Co. Ltd. Class A	2,100	5,838

		14,584
AIRLINES — 1.23%
Air China Ltd. Class A	12,600	15,639
China Eastern Airlines Corp. Ltd. Class Aa	29,400	30,792
China Southern Airlines Co. Ltd. Class A	22,400	28,543
Hainan Airlines Co. Ltd. Class A	39,200	19,909
Spring Airlines Co. Ltd. Class A	2,100	15,465

		110,348
AUTO COMPONENTS — 1.44%
Anhui Zhongding Sealing Parts Co. Ltd. Class A	4,200	15,279
China Shipbuilding Industry Group Power Co. Ltd. Class Aa	3,500	16,356
Fuyao Glass Industry Group Co. Ltd. Class A	9,100	22,466
Huayu Automotive Systems Co. Ltd. Class A	10,500	25,686
Ningbo Joyson Electronic Corp. Class A	2,800	14,663
Wanxiang Qianchao Co. Ltd. Class A	7,000	15,494
Weifu High-Technology Group Co. Ltd. Class A	1,400	4,363

Security	Shares	Value
Zhejiang Wanfeng Auto Wheel Co. Ltd. Class A	6,300	$14,749

		129,056
AUTOMOBILES — 2.04%
Anhui Jianghuai Automobile Co. Ltd. Class A	4,900	8,725
Beiqi Foton Motor Co. Ltd. Class A	21,000	8,678
BYD Co. Ltd. Class Aa	4,900	43,699
Chongqing Changan Automobile Co. Ltd. Class A	11,900	29,218
FAW CAR Co. Ltd. Class A	4,900	7,782
SAIC Motor Corp. Ltd. Class A	24,500	85,520

		183,622
BANKS — 15.31%
Agricultural Bank of China Ltd. Class A	255,500	119,400
Bank of Beijing Co. Ltd. Class A	48,720	61,495
Bank of China Ltd. Class A	156,800	78,695
Bank of Communications Co. Ltd. Class A	123,900	104,631
Bank of Nanjing Co. Ltd. Class A	19,600	30,423
Bank of Ningbo Co. Ltd. Class A	11,900	27,573
China CITIC Bank Corp. Ltd. Class A	30,100	27,092
China Construction Bank Corp. Class A	30,800	23,418
China Everbright Bank Co. Ltd. Class A	123,900	71,492
China Merchants Bank Co. Ltd. Class A	66,500	171,471
China Minsheng Banking Corp. Ltd. Class A	95,200	131,034
Huaxia Bank Co. Ltd. Class A	28,000	41,737
Industrial & Commercial Bank of China Ltd. Class A	176,400	113,977
Industrial Bank Co. Ltd. Class A	61,600	143,101
Ping An Bank Co. Ltd. Class A	53,760	74,319
Shanghai Pudong Development Bank Co. Ltd. Class A	66,220	156,221

		1,376,079
BEVERAGES — 3.96%
Beijing Yanjing Brewery Co. Ltd. Class A	9,800	10,927
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	4,200	45,130
Kweichow Moutai Co. Ltd. Class A	4,200	197,630
Luzhou Laojiao Co. Ltd. Class A	4,900	23,922
Tsingtao Brewery Co. Ltd. Class A	2,100	9,517
Wuliangye Yibin Co. Ltd. Class A	12,600	68,481

		355,607

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA A ETF

July 31, 2016

Security	Shares	Value
BIOTECHNOLOGY — 0.84%
Beijing SL Pharmaceutical Co. Ltd. Class A	2,100	$10,091
Da An Gene Co. Ltd. of Sun Yat-Sen University Class A	2,310	9,111
Hualan Biological Engineering Inc. Class A	3,500	20,201
Shanghai RAAS Blood Products Co. Ltd. Class A	6,300	35,708

		75,111
BUILDING PRODUCTS — 0.08%
Beijing New Building Materials PLC Class A	4,900	7,083

		7,083
CAPITAL MARKETS — 8.87%
Anxin Trust Co. Ltd. Class A	7,000	20,322
Changjiang Securities Co. Ltd. Class A	16,800	26,102
China Merchants Securities Co. Ltd. Class A	18,200	45,944
CITIC Securities Co. Ltd. Class A	31,500	76,774
Dongxing Securities Co. Ltd. Class A	5,600	18,714
Everbright Securities Co. Ltd. Class A	12,600	31,959
Founder Securities Co. Ltd. Class A	26,600	28,698
GF Securities Co. Ltd. Class Aa	18,900	46,149
Guosen Securities Co. Ltd. Class A	13,300	31,976
Guotai Junan Securities Co. Ltd. Class A	16,800	44,657
Guoyuan Securities Co. Ltd. Class Aa	3,500	9,509
Haitong Securities Co. Ltd. Class A	26,600	60,994
Huatai Securities Co. Ltd. Class Aa	17,500	49,568
Industrial Securities Co. Ltd. Class A	21,700	25,140
Northeast Securities Co. Ltd. Class A	7,700	14,000
Orient Securities Co. Ltd./China Class A	10,500	25,986
Pacific Securities Co. Ltd. (The)/China Class A	16,800	15,399
SDIC Essence Holdings Co. Ltd. Class Aa	7,700	19,207
Sealand Securities Co. Ltd. Class A	14,700	15,175
Shaanxi International Trust Co. Ltd. Class A	12,600	11,549
Shanxi Securities Co. Ltd. Class A	9,800	20,866
Shenwan Hongyuan Group Co. Ltd. Class A	66,150	61,429
Sinolink Securities Co. Ltd. Class A	11,200	21,727
SooChow Securities Co. Ltd. Class A	9,100	19,171
Southwest Securities Co. Ltd. Class A	21,000	22,878

Security	Shares	Value
Western Securities Co. Ltd. Class A	9,100	$33,351

		797,244
CHEMICALS — 2.46%
CEFC Anhui International Holding Co. Ltd. Class A	7,700	10,483
China Hainan Rubber Industry Group Co. Ltd. Class Aa	10,500	9,167
Do-Fluoride Chemicals Co. Ltd. Class A	2,100	12,224
Hongda Xingye Co. Ltd. Class A	7,058	7,159
Huapont Life Sciences Co. Ltd. Class A	6,300	8,454
Hubei Biocause Pharmaceutical Co. Ltd. Class A	11,200	14,944
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. Class A	9,800	11,516
Kangde Xin Composite Material Group Co. Ltd. Class A	11,200	30,226
Kingenta Ecological Engineering Group Co. Ltd. Class A	11,200	14,473
Kingfa Sci & Tech Co. Ltd. Class A	7,700	7,845
Luxin Venture Capital Group Co. Ltd. Class A	2,100	6,829
Qinghai Salt Lake Industry Co. Ltd. Class A	4,900	14,711
Sinopec Shanghai Petrochemical Co. Ltd. Class A	16,100	14,394
Tianqi Lithium Industries Inc. Class A	3,500	20,500
Wanhua Chemical Group Co. Ltd. Class A	7,000	20,090
Zhejiang Juhua Co. Ltd. Class A	4,900	7,378
Zhejiang Longsheng Group Co. Ltd. Class A	7,700	11,026

		221,419
COMMERCIAL SERVICES & SUPPLIES — 0.41%
Eternal Asia Supply Chain Management Ltd. Class A	5,600	10,443
Jihua Group Corp. Ltd. Class A	11,200	13,581
Tus-Sound Environmental Resources Co. Ltd. Class A	2,800	12,833

		36,857
COMMUNICATIONS EQUIPMENT — 0.84%
Beijing Xinwei Technology Group Co. Ltd. Class A	9,100	23,109
Datang Telecom Technology Co. Ltd. Class Aa	2,800	8,436

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI CHINA A ETF

July 31, 2016

Security	Shares	Value
Fiberhome Telecommunication Technologies Co. Ltd. Class A	4,200	$15,973
ZTE Corp. Class A	12,800	28,004

		75,522
CONSTRUCTION & ENGINEERING — 3.67%
China CAMC Engineering Co. Ltd. Class A	3,360	10,047
China Communications Construction Co. Ltd. Class A	9,800	15,977
China Gezhouba Group Co. Ltd. Class A	16,800	17,545
China National Chemical Engineering Co. Ltd. Class A	20,300	17,265
China Railway Construction Corp. Ltd. Class A	24,500	32,839
China Railway Erju Co. Ltd. Class A	4,900	8,850
China Railway Group Ltd. Class A	49,000	50,362
China State Construction Engineering Corp. Ltd. Class A	98,000	83,937
Metallurgical Corp. of China Ltd. Class A	43,400	24,847
Power Construction Corp. of China Ltd. Class A	30,100	26,911
Shanghai Construction Group Co. Ltd. Class A	23,100	14,509
Shanghai Tunnel Engineering Co. Ltd. Class A	10,500	14,626
Suzhou Gold Mantis Construction Decoration Co. Ltd. Class A	8,400	12,458

		330,173
CONSTRUCTION MATERIALS — 0.64%
Anhui Conch Cement Co. Ltd. Class A	11,900	28,324
BBMG Corp. Class A	22,400	13,564
China Jushi Co. Ltd. Class A	9,100	15,575

		57,463
CONTAINERS & PACKAGING — 0.23%
Org Packaging Co. Ltd. Class A	9,800	13,445
Shenzhen Jinjia Group Co. Ltd. Class A	4,200	6,822

		20,267
DISTRIBUTORS — 0.25%
Liaoning Cheng Da Co. Ltd. Class A	4,900	11,435
Wuchan Zhongda Group Co. Ltd. Class A	8,190	11,297

		22,732

Security	Shares	Value
DIVERSIFIED CONSUMER SERVICES — 0.06%
Zhejiang Yasha Decoration Co. Ltd. Class A	3,500	$5,717

		5,717
DIVERSIFIED FINANCIAL SERVICES — 0.27%
Avic Capital Co. Ltd. Class A	28,000	24,487

		24,487
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.15%
Dr. Peng Telecom & Media Group Co. Ltd. Class A	4,900	13,908

		13,908
ELECTRICAL EQUIPMENT — 2.61%
Changyuan Group Ltd. Class A	5,040	10,936
China XD Electric Co. Ltd. Class A	12,600	9,940
Dongfang Electric Corp. Ltd. Class A	7,000	10,382
Fangda Carbon New Material Co. Ltd. Class Aa	5,600	8,490
Guoxuan High-Tech Co. Ltd. Class A	2,800	15,475
Henan Pinggao Electric Co. Ltd. Class A	4,900	12,900
Jiangsu Zhongtian Technology Co. Ltd. Class A	10,500	18,160
Jiangsu Zongyi Co. Ltd. Class Aa	4,900	8,916
Jiangxi Special Electric Motor Co. Ltd. Class A	4,900	9,962
NARI Technology Co. Ltd. Class A	8,400	18,845
Qingdao Hanhe Cable Co. Ltd. Class A	11,900	8,064
Shanghai Electric Group Co. Ltd. Class Aa	21,700	25,727
Sinovel Wind Group Co. Ltd. Class Aa	20,300	8,266
TBEA Co. Ltd. Class A	12,600	17,097
Xinjiang Goldwind Science & Technology Co. Ltd. Class A	8,400	19,640
XJ Electric Co. Ltd. Class A	3,500	8,383
Zhejiang Chint Electrics Co. Ltd. Class A	4,900	15,514
Zhejiang Wanma Co. Ltd. Class A	2,800	7,922

		234,619
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.94%
AVIC Jonhon OptronicTechnology Co. Ltd. Class A	2,100	13,373
Chengdu Santai Holding Group Co. Ltd. Class A	4,200	6,633
Dongxu Optoelectronic Technology Co. Ltd. Class A	11,200	20,246

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA A ETF

July 31, 2016

Security	Shares	Value
GoerTek Inc. Class A	5,600	$21,466
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	21,000	81,570
Jiangsu Protruly Vision Technology Group Co. Ltd. Class Aa	7,700	17,668
Shenzhen Aisidi Co. Ltd. Class Aa	2,100	5,472
Shenzhen O-Film Tech Co. Ltd. Class A	3,500	16,498
Suzhou Victory Precision Manufacture Co. Ltd. Class A	10,500	16,282
Tatwah Smartech Co. Ltd. Class Aa	4,200	10,918
Tianma Microelectronics Co. Ltd. Class A	4,200	12,180
Unigroup Guoxin Co. Ltd. Class A	2,100	12,354
Westone Information Industry Inc. Class A	1,400	6,513
Zhejiang Dahua Technology Co. Ltd. Class A	10,500	23,477

		264,650
ENERGY EQUIPMENT & SERVICES — 0.24%
Offshore Oil Engineering Co. Ltd. Class A	12,600	13,935
Yantai Jereh Oilfield Services Group Co. Ltd. Class A	2,800	7,207

		21,142
FOOD & STAPLES RETAILING — 0.46%
Shanghai Bailian Group Co. Ltd. Class A	4,900	9,454
Shenzhen Agricultural Products Co. Ltd. Class A	6,300	11,416
Yonghui Superstores Co. Ltd. Class A	29,400	20,631

		41,501
FOOD PRODUCTS — 2.27%
Beijing Dabeinong Technology Group Co. Ltd. Class A	13,300	15,808
Bright Dairy & Food Co. Ltd. Class A	3,500	7,621
COFCO Tunhe Co. Ltd. Class A	4,900	8,460
Fujian Sunner Development Co. Ltd. Class Aa	3,500	15,494
Guangdong Haid Group Co. Ltd. Class A	4,900	11,243
Heilongjiang Agriculture Co. Ltd. Class A	4,900	7,878
Henan Shuanghui Investment & Development Co. Ltd. Class A	9,100	33,570
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	19,600	54,603
MeiHua Holdings Group Co. Ltd. Class A	11,200	10,670
Muyuan Foodstuff Co. Ltd. Class A	2,800	11,347

Security	Shares	Value
New Hope Liuhe Co. Ltd. Class A	15,400	$19,438
Yuan Longping High-Tech Agriculture Co. Ltd. Class A	2,800	7,960

		204,092
GAS UTILITIES — 0.07%
Shanghai Dazhong Public Utilities Group Co. Ltd. Class A	7,000	6,648

		6,648
HEALTH CARE EQUIPMENT & SUPPLIES — 0.08%
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. Class A	1,400	7,047

		7,047
HEALTH CARE PROVIDERS & SERVICES — 0.98%
China National Accord Medicines Corp. Ltd. Class A	1,400	15,153
Huadong Medicine Co. Ltd. Class A	2,100	22,278
Jointown Pharmaceutical Group Co. Ltd. Class A	3,500	10,802
Searainbow Holding Corp. Class Aa	2,800	18,752
Shanghai Pharmaceuticals Holding Co. Ltd. Class A	7,000	21,468

		88,453
HOTELS, RESTAURANTS & LEISURE — 0.65%
Beijing Utour International Travel Service Co. Ltd. Class A	2,800	8,373
China International Travel Service Corp. Ltd. Class A	3,500	23,661
Shenzhen Overseas Chinese Town Co. Ltd. Class A	25,900	26,347

		58,381
HOUSEHOLD DURABLES — 2.71%
Hang Zhou Great Star Industrial Co. Ltd. Class A	3,500	8,972
Hangzhou Robam Appliances Co. Ltd. Class A	3,500	21,442
Hisense Electric Co. Ltd. Class A	4,200	11,253
Leo Group Co. Ltd. Class A	4,900	14,578
Midea Group Co. Ltd. Class A	21,000	88,986
NavInfo Co. Ltd. Class A	3,150	11,454
Qingdao Haier Co. Ltd. Class A	20,300	33,371
Sichuan Changhong Electric Co. Ltd. Class Aa	12,600	8,482
Suofeiya Home Collection Co. Ltd. Class A	2,100	17,882

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI CHINA A ETF

July 31, 2016

Security	Shares	Value
TCL Corp. Class A	35,700	$18,775
Yihua Lifestyle Technology Co. Ltd. Class A	4,900	8,372

		243,567
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 3.77%
Beijing Jingneng Power Co. Ltd. Class A	11,900	8,136
China National Nuclear Power Co. Ltd. Class A	41,300	41,951
China Yangtze Power Co. Ltd. Class A	48,300	96,092
GD Power Development Co. Ltd. Class A	60,200	27,047
Huadian Power International Corp. Ltd. Class A	25,900	20,159
Huaneng Power International Inc. Class A	23,800	26,107
Hubei Energy Group Co. Ltd. Class A	17,500	12,333
Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd. Class A	15,400	7,081
SDIC Power Holdings Co. Ltd. Class A	21,700	23,053
Shanghai Electric Power Co. Ltd. Class A	6,300	10,366
Shenergy Co. Ltd. Class A	14,700	13,143
Shenzhen Energy Group Co. Ltd. Class A	9,800	9,675
Sichuan Chuantou Energy Co. Ltd. Class A	16,100	22,112
Zhejiang Zheneng Electric Power Co. Ltd. Class A	28,000	21,752

		339,007
INDUSTRIAL CONGLOMERATES — 0.13%
China Baoan Group Co. Ltd. Class A	7,560	11,519

		11,519
INSURANCE — 3.59%
China Life Insurance Co. Ltd. Class A	8,400	26,431
China Pacific Insurance Group Co. Ltd. Class A	21,000	84,537
New China Life Insurance Co. Ltd. Class A	5,600	33,457
Ping An Insurance Group Co. of China Ltd. Class A	35,000	170,240
Xishui Strong Year Co. Ltd. Inner Mongolia Class A	2,800	8,057

		322,722

Security	Shares	Value
INTERNET SOFTWARE & SERVICES — 0.17%
People.cn Co. Ltd. Class A	2,800	$8,289
Shanghai DZH Ltd. Class Aa	5,600	7,144

		15,433
IT SERVICES — 0.18%
DHC Software Co. Ltd. Class A	2,100	6,283
Taiji Computer Corp. Ltd. Class A	2,100	10,268

		16,551
LEISURE PRODUCTS — 0.20%
Alpha Group Class A	4,200	18,075

		18,075
MACHINERY — 4.61%
Avic Aviation High-Technology Co. Ltd. Class Aa	4,900	10,013
Beijing SPC Environmental Protection Tech Co. Ltd. Class A	5,600	14,069
China CSSC Holdings Ltd. Class A	4,200	14,743
China First Heavy Industries Class Aa	20,300	16,045
China International Marine Containers Group Co. Ltd. Class A	3,500	7,237
China Shipbuilding Industry Co. Ltd. Class A	50,400	50,211
CITIC Heavy Industries Co. Ltd. Class A	11,900	9,656
CRRC Corp. Ltd. Class A	73,500	99,730
CSSC Offshore and Marine Engineering Group Co. Ltd. Class A	2,100	8,952
Fujian Longking Co. Ltd. Class A	4,200	7,876
Han’s Laser Technology Industry Group Co. Ltd. Class A	4,200	14,377
Hefei Meiya Optoelectronic Technology Inc. Class A	2,100	6,671
Hunan Jiangnan Red Arrow Co. Ltd. Class A	4,200	9,056
North Navigation Control Technology Co. Ltd. Class A	4,200	10,331
Sany Heavy Industry Co. Ltd. Class A	25,900	20,276
Shanghai Mechanical and Electrical Industry Co. Ltd. Class A	3,500	11,218
Shanghai Zhenhua Heavy Industries Co. Ltd. Class Aa	13,300	10,152
Taihai Manoir Nuclear Equipment Co. Ltd. Class A	1,400	10,680
Tian Di Science & Technology Co. Ltd. Class A	11,200	7,540

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA A ETF

July 31, 2016

Security	Shares	Value
Weichai Power Co. Ltd. Class A	11,200	$14,743
XCMG Construction Machinery Co. Ltd. Class A	25,900	12,026
Zhengzhou Yutong Bus Co. Ltd. Class A	9,800	33,825
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class A	23,100	14,509

		413,936
MARINE — 0.48%
China COSCO Holdings Co. Ltd. Class Aa	23,100	17,911
China Shipping Container Lines Co. Ltd. Class Aa	23,100	13,884
China Shipping Development Co. Ltd. Class A	7,700	7,058
COSCO Shipping Co. Ltd. Class A	4,900	4,182

		43,035
MEDIA — 2.16%
Beijing Gehua CATV Network Co. Ltd. Class A	3,500	8,841
China South Publishing & Media Group Co. Ltd. Class A	6,300	17,863
Chinese Universe Publishing and Media Co. Ltd. Class A	4,900	16,309
CITIC Guoan Information Industry Co. Ltd. Class A	14,000	20,027
Guangdong Advertising Group Co. Ltd. Class A	4,200	9,321
Huawen Media Investment Corp. Class A	6,300	9,164
Hunan TV & Broadcast Intermediary Co. Ltd. Class A	4,900	12,885
Jiangsu Broadcasting Cable Information Network Corp. Ltd. Class A	8,190	13,143
Jiangsu Phoenix Publishing & Media Corp. Ltd. Class A	7,000	11,149
Jishi Media Co. Ltd. Class A	10,500	6,548
Shanghai Oriental Pearl Media Co. Ltd. Class A	8,400	29,473
Visual China Group Co. Ltd. Class Aa	2,100	6,999
Wanda Cinema Line Co. Ltd. Class A	2,100	22,515
Zhejiang Daily Media Group Co. Ltd. Class A	4,200	9,555

		193,792
METALS & MINING — 4.83%
Aluminum Corp. of China Ltd. Class Aa	32,900	19,033

Security	Shares	Value
Angang Steel Co. Ltd. Class Aa	12,600	$7,763
Baoshan Iron & Steel Co. Ltd. Class A	35,000	27,350
Beijing Kingee Culture Development Co. Ltd. Class A	2,100	6,573
Beijing Shougang Co. Ltd. Class A	14,700	8,968
China Molybdenum Co. Ltd. Class A	27,300	16,614
China Nonferrous Metal Industry’s Foreign Engineering and Construction Co. Ltd. Class A	7,000	9,351
China Northern Rare Earth Group High-Tech Co. Ltd. Class A	14,400	29,298
Guangdong HEC Technology Holding Co. Ltd. Class A	8,400	7,876
Hesteel Co. Ltd. Class A	32,200	13,838
Inner Mongolia BaoTou Steel Union Co. Ltd. Class Aa	86,100	36,484
Jiangsu Shagang Co. Ltd. Class Aa	5,600	12,782
Jiangxi Copper Co. Ltd. Class A	5,600	12,193
Jiangxi Ganfeng Lithium Co. Ltd. Class A	2,800	14,187
Jinduicheng Molybdenum Co. Ltd. Class Aa	9,100	10,652
Maanshan Iron & Steel Co. Ltd. Class Aa	16,100	6,242
Shandong Gold Mining Co. Ltd. Class A	5,600	38,548
Shandong Iron and Steel Co. Ltd. Class Aa	15,400	5,577
Shandong Nanshan Aluminum Co. Ltd. Class A	10,400	12,017
Shanxi Taigang Stainless Steel Co. Ltd. Class Aa	16,100	8,298
Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd. Class A	6,300	10,006
Tongling Nonferrous Metals Group Co. Ltd. Class A	31,500	12,165
Wuhan Iron & Steel Co. Ltd. Class Aa	28,000	12,324
Xiamen Tungsten Co. Ltd. Class A	3,500	14,147
Xinxing Ductile Iron Pipes Co. Ltd. Class A	10,500	7,431
Yunnan Chihong Zinc & Germanium Co. Ltd. Class Aa	7,000	10,760
Zhongjin Gold Corp. Ltd. Class Aa	12,600	26,847
Zhongnan Red Culture Group Co. Ltd. Class A	2,800	10,541
Zijin Mining Group Co. Ltd. Class A	49,700	25,914

		433,779

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI CHINA A ETF

July 31, 2016

Security	Shares	Value
MULTILINE RETAIL — 0.15%
Nanjing Xinjiekou Department Store Co. Ltd. Class A	3,500	$13,721

		13,721
OIL, GAS & CONSUMABLE FUELS — 2.51%
China Merchants Energy Shipping Co. Ltd. Class A	14,700	11,574
China Petroleum & Chemical Corp. Class A	84,000	60,460
China Shenhua Energy Co. Ltd. Class A	14,000	30,840
Geo-Jade Petroleum Corp. Class A	7,700	9,418
Guanghui Energy Co. Ltd. Class Aa	9,100	6,249
Jizhong Energy Resources Co. Ltd. Class A	10,500	10,066
Oriental Energy Co. Ltd. Class A	3,500	6,427
PetroChina Co. Ltd. Class A	35,700	38,731
Shanghai U9 Game Co. Ltd. Class A	2,800	5,835
Shanxi Lu’an Environmental Energy Development Co. Ltd. Class Aa	9,100	10,707
Shanxi Xishan Coal & Electricity Power Co. Ltd. Class A	9,800	13,371
Wintime Energy Co. Ltd. Class Aa	25,200	14,995
Yang Quan Coal Industry Group Co. Ltd. Class Aa	7,000	7,237

		225,910
PERSONAL PRODUCTS — 0.14%
Shanghai Jahwa United Co. Ltd. Class A	2,800	12,475

		12,475
PHARMACEUTICALS — 4.77%
Beijing Tongrentang Co. Ltd. Class A	4,200	20,189
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. Class A	3,500	14,116
Dong-E-E-Jiao Co. Ltd. Class A	2,100	18,151
Guangxi Wuzhou Zhongheng Group Co. Ltd. Class A	9,100	5,989
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class A	2,800	11,490
Guizhou Bailing Group Pharmaceutical Co. Ltd. Class A	4,200	12,136
Guizhou Yibai Pharmaceutical Co. Ltd. Class A	2,100	5,377
Hainan Haiyao Co. Ltd. Class A	3,500	6,490
Harbin Gloria Pharmaceuticals Co. Ltd. Class A	6,300	7,782

Security	Shares	Value
Harbin Pharmaceutical Group Co. Ltd. Class A	9,800	$12,340
Hengkang Medical Group Co. Ltd. Class Aa	700	1,320
Humanwell Healthcare Group Co. Ltd. Class A	4,200	12,490
Jiangsu Hengrui Medicine Co. Ltd. Class A	8,400	55,133
Jilin Aodong Pharmaceutical Group Co. Ltd. Class A	2,100	8,116
Joincare Pharmaceutical Group Industry Co. Ltd. Class A	4,200	5,983
Kangmei Pharmaceutical Co. Ltd. Class A	14,000	35,005
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class A	5,600	18,184
Shenzhen Hepalink Pharmaceutical Co. Ltd. Class A	2,800	7,241
Shenzhen Salubris Pharmaceuticals Co. Ltd. Class A	4,200	18,087
Shijiazhuang Yiling Pharmaceutical Co. Ltd. Class A	3,500	8,567
Sichuan Kelun Pharmaceutical Co. Ltd. Class A	4,900	11,412
Tasly Pharmaceutical Group Co. Ltd. Class A	4,200	25,882
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	5,600	18,655
Yifan Xinfu Pharmaceutical Co. Ltd. Class A	3,500	8,110
Yunnan Baiyao Group Co. Ltd. Class A	3,500	36,409
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. Class A	2,100	16,532
Zhejiang Huahai Pharmaceutical Co. Ltd. Class A	4,200	15,645
Zhejiang NHU Co. Ltd. Class A	3,500	12,023

		428,854
PROFESSIONAL SERVICES — 0.17%
Beijing Orient Landscape & Ecology Co. Ltd. Class A	8,750	15,383

		15,383
REAL ESTATE MANAGEMENT & DEVELOPMENT — 6.15%
Beijing Capital Development Co. Ltd. Class Aa	9,800	16,714

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA A ETF

July 31, 2016

Security	Shares	Value
Beijing Urban Construction Investment & Development Co. Ltd. Class A	7,700	$14,093
China Fortune Land Development Co. Ltd. Class A	7,700	29,620
China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	21,700	49,987
China Vanke Co. Ltd. Class A	28,000	72,114
Chongqing Dima Industry Co. Ltd. Class A	11,900	11,551
COFCO Property Group Co. Ltd. Class A	7,700	11,269
Financial Street Holdings Co. Ltd. Class A	9,800	15,315
Future Land Holdings Co. Ltd. Class A	8,400	13,455
Gemdale Corp. Class A	14,000	20,385
Jinke Properties Group Co. Ltd. Class A	21,000	11,833
Oceanwide Holdings Co. Ltd. Class A	11,200	16,712
Poly Real Estate Group Co. Ltd. Class A	39,900	53,899
RiseSun Real Estate Development Co. Ltd. Class A	18,900	19,823
Shanghai AJ Group Co. Ltd. Class Aa	7,700	12,427
Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class A	4,200	13,259
Shanghai SMI Holding Co. Ltd. Class Aa	11,200	24,167
Shanghai Zhangjiang High-Tech Park Development Co. Ltd. Class A	7,000	18,996
Shenzhen World Union Properties Consultancy Inc. Class A	7,700	9,696
Sunshine City Group Co. Ltd. Class A	13,300	11,891
Thaihot Group Co. Ltd. Class A	4,200	12,363
Xinhu Zhongbao Co. Ltd. Class A	38,500	24,124
Youngor Group Co. Ltd. Class A	8,400	19,160
Zhejiang China Commodities City Group Co. Ltd. Class A	21,700	21,227
Zhonghong Holding Co. Ltd. Class A	28,000	11,276
Zhongtian Urban Development Group Co. Ltd. Class A	18,200	17,667

		553,023
ROAD & RAIL — 0.71%
Daqin Railway Co. Ltd. Class A	48,300	44,635
Guangshen Railway Co. Ltd. Class A	20,300	12,415
Shenzhen Yan Tian Port Holding Co. Ltd. Class A	6,300	6,532

		63,582

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.60%
GCL System Integration Technology Co. Ltd. Class Aa	8,000	$7,706
Sanan Optoelectronics Co. Ltd. Class A	15,680	28,886
Xi’an LONGi Silicon Materials Corp. Class A	7,700	16,985

		53,577
SOFTWARE — 2.12%
Aisino Corp. Class A	7,700	26,947
Beijing Shiji Information Technology Co. Ltd. Class A	2,800	10,283
China National Software & Service Co. Ltd. Class A	2,100	8,299
Fujian Newland Computer Co. Ltd. Class A	4,200	12,054
Glodon Co. Ltd. Class A	4,900	11,206
Hundsun Technologies Inc. Class A	2,100	17,731
Iflytek Co. Ltd. Class A	4,900	21,352
Neusoft Corp. Class A	4,200	11,051
Shanghai 2345 Network Holding Group Co. Ltd. Class A	6,300	11,152
Shenzhen Kingdom Sci-Tech Co. Ltd. Class A	2,800	12,837
Sinodata Co. Ltd. Class A	1,400	10,544
Venustech Group Inc. Class A	2,400	7,782
Yonyou Network Technology Co. Ltd. Class A	4,900	16,706
Youzu Interactive Co. Ltd. Class A	2,800	12,172

		190,116
SPECIALTY RETAIL — 0.81%
Global Top E-Commerce Co. Ltd. Class A	4,200	9,776
Pang Da Automobile Trade Co. Ltd. Class Aa	18,900	7,668
Shanghai Yuyuan Tourist Mart Co. Ltd. Class A	4,200	7,661
Suning Commerce Group Co. Ltd. Class A	30,100	47,762

		72,867
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.99%
BOE Technology Group Co. Ltd. Class A	107,800	37,742
Dawning Information Industry Co. Ltd. Class A	2,100	11,360

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI CHINA A ETF

July 31, 2016

Security	Shares	Value
GRG Banking Equipment Co. Ltd. Class A	2,400	$5,463
Inspur Electronic Information Industry Co. Ltd. Class A	2,800	10,182
Tsinghua Tongfang Co. Ltd. Class A	9,800	24,165

		88,912
TEXTILES, APPAREL & LUXURY GOODS — 0.23%
Gansu Gangtai Holding Group Co. Ltd. Class A	4,900	12,090
Kingnet Network Co. Ltd. Class Aa	1,400	8,949

		21,039
TRADING COMPANIES & DISTRIBUTORS — 0.53%
CCS Supply Chain Management Co. Ltd. Class A	2,100	5,017
CMST Development Co. Ltd. Class A	7,700	9,106
Minmetals Development Co. Ltd. Class Aa	3,500	9,256
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. Class A	2,100	6,339
Sinochem International Corp. Class A	7,000	10,971
Xiamen C & D Inc. Class A	4,000	6,762

		47,451
TRANSPORTATION INFRASTRUCTURE — 1.13%
Dalian Port PDA Co. Ltd. Class A	10,500	9,388
Ningbo Port Co. Ltd. Class A	31,500	23,761
Rizhao Port Co. Ltd. Class Aa	7,700	4,767
Shanghai International Airport Co. Ltd. Class A	4,200	17,595
Shanghai International Port Group Co. Ltd. Class A	24,500	19,659

Security	Shares	Value
TangShan Port Group Co. Ltd. Class A	16,100	$9,991
Tianjin Port Co. Ltd. Class A	4,200	6,507
Yingkou Port Liability Co. Ltd. Class A	16,800	9,492

		101,160
WATER UTILITIES — 0.28%
Beijing Capital Co. Ltd. Class A	14,700	8,637
Chengdu Xingrong Environment Co. Ltd. Class A	9,800	8,143
Guangdong Golden Dragon Development Inc. Class A	2,800	8,061

		24,841
WIRELESS TELECOMMUNICATION SERVICES — 0.46%
China United Network Communications Ltd. Class A	65,100	41,672

		41,672

TOTAL COMMON STOCKS
(Cost: $8,522,171)		8,950,988

TOTAL INVESTMENTS IN SECURITIES — 99.58%
(Cost: $8,522,171)[b]		8,950,988
Other Assets, Less Liabilities — 0.42%		38,194

NET ASSETS — 100.00%		$8,989,182

[a]	Non-income earning security.
[b]	The cost of investments for federal income tax purposes was $8,522,171. Net unrealized appreciation was $428,817, of which $513,853 represented gross unrealized appreciation on securities and $85,036 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$8,571,225	$329,548	$50,215	$8,950,988

Total	$8,571,225	$329,548	$50,215	$8,950,988

See notes to financial statements.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2016

	iShares China Large-Cap ETF	iShares MSCI China A ETF

ASSETS
Investments, at cost:
Unaffiliated	$4,178,718,218	$8,522,171
Affiliated (Note 2)	32,448,564	—

Total cost of investments	$4,211,166,782	$8,522,171

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,535,152,943	$8,950,988
Affiliated (Note 2)	32,448,564	—

Total fair value of investments	3,567,601,507	8,950,988
Foreign currency, at value[b]	18,931,708	23,792
Foreign currency pledged to broker, at value[b]	3,084,169	—
Restricted foreign currency, at value[c,d]	—	16,829
Cash	—	1,259
Receivables:
Dividends and interest	32,034,479	1,261

Total Assets	3,621,651,863	8,994,129

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	32,024,599	—
Futures variation margin	627,293	—
Investment advisory fees (Note 2)	2,227,314	4,947

Total Liabilities	34,879,206	4,947

NET ASSETS	$3,586,772,657	$8,989,182

Net assets consist of:
Paid-in capital	$6,265,725,631	$8,446,908
Undistributed net investment income	57,703,003	119,377
Accumulated net realized loss	(2,092,558,377)	(6,077)
Net unrealized appreciation (depreciation)	(644,097,600)	428,974

NET ASSETS	$3,586,772,657	$8,989,182

Shares outstanding[e]	102,150,000	350,000

Net asset value per share	$35.11	$25.68

[a]	Securities on loan with values of $30,257,066 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker: $22,024,043 and $23,668, respectively.
[c]	Represents foreign investor minimum settlement reserves required by the China Securities Depository and Clearing Corporation Limited.
[d]	Cost of restricted foreign currency: $ — and $16,794, respectively.
[e]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2016

	iShares China Large-Cap ETF	iShares MSCI China A ETF[a]

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$125,404,901	$105,142
Dividends — affiliated (Note 2)	5,899	—
Interest — unaffiliated	—	112
Securities lending income — affiliated — net (Note 2)	2,622,246	—

Total investment income	128,033,046	105,254

EXPENSES
Investment advisory fees (Note 2)	36,272,128	7,543

Total expenses	36,272,128	7,543

Net investment income	91,760,918	97,711

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(349,613,739)	(6,077)
In-kind redemptions — unaffiliated	(78,744,347)	—
Futures contracts	(2,108,582)	—
Foreign currency transactions	11,086	21,666

Net realized gain (loss)	(430,455,582)	15,589

Net change in unrealized appreciation/depreciation on:
Investments	(510,573,177)	428,817
Futures contracts	3,895,983	—
Translation of assets and liabilities in foreign currencies	(10,703)	157

Net change in unrealized appreciation/depreciation	(506,687,897)	428,974

Net realized and unrealized gain (loss)	(937,143,479)	444,563

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(845,382,561)	$542,274

[a]	For the period from June 13, 2016 (commencement of operations) to July 31, 2016.
[b]	Net of foreign withholding tax of $12,793,874 and $12,355, respectively.

See notes to financial statements.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares China Large-Cap ETF		iShares MSCI China A ETF
	Year ended July 31, 2016	Year ended July 31, 2015	Period from June 13, 2016[a] to July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$91,760,918	$161,941,418	$97,711
Net realized gain (loss)	(430,455,582)	(152,764,933)	15,589
Net change in unrealized appreciation/depreciation	(506,687,897)	(244,520,775)	428,974

Net increase (decrease) in net assets resulting from operations	(845,382,561)	(235,344,290)	542,274

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(141,078,048)	(114,456,604)	—

Total distributions to shareholders	(141,078,048)	(114,456,604)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	123,224,985	2,443,292,637	8,446,908
Cost of shares redeemed	(2,143,645,242)	(925,150,027)	—

Net increase (decrease) in net assets from capital share transactions	(2,020,420,257)	1,518,142,610	8,446,908

INCREASE (DECREASE) IN NET ASSETS	(3,006,880,866)	1,168,341,716	8,989,182

NET ASSETS
Beginning of period	6,593,653,523	5,425,311,807	—

End of period	$3,586,772,657	$6,593,653,523	$8,989,182

Undistributed net investment income included in net assets at end of period	$57,703,003	$107,009,047	$119,377

SHARES ISSUED AND REDEEMED
Shares sold	3,600,000	52,200,000	350,000
Shares redeemed	(63,600,000)	(22,200,000)	—

Net increase (decrease) in shares outstanding	(60,000,000)	30,000,000	350,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares China Large-Cap ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012
Net asset value, beginning of year	$40.66	$41.05	$34.46	$34.43	$42.12

Income from investment operations:
Net investment income[a]	0.65	1.10	0.98	0.88	0.89
Net realized and unrealized gain (loss)[b]	(5.18)	(0.73)	6.32	0.08	(7.65)

Total from investment operations	(4.53)	0.37	7.30	0.96	(6.76)

Less distributions from:
Net investment income	(1.02)	(0.76)	(0.71)	(0.93)	(0.93)

Total distributions	(1.02)	(0.76)	(0.71)	(0.93)	(0.93)

Net asset value, end of year	$35.11	$40.66	$41.05	$34.46	$34.43

Total return	(11.13)%	0.82%	21.42%	3.01%	(16.02)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,586,773	$6,593,654	$5,425,312	$5,137,743	$4,668,277
Ratio of expenses to average net assets	0.74%	0.73%	0.74%	0.73%	0.74%
Ratio of net investment income to average net assets	1.87%	2.53%	2.68%	2.38%	2.46%
Portfolio turnover rate[c]	15%	36%	17%	31%	21%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the year ended July 31, 2016 was 15%. See Note 4.

See notes to financial statements.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI China A ETF

Period from Jun. 13, 2016[a] to Jul. 31, 2016
Net asset value, beginning of period	$24.13

Income from investment operations:
Net investment income[b]	0.28
Net realized and unrealized gain[c]	1.27

Total from investment operations	1.55

Net asset value, end of period	$25.68

Total return	6.47%[d,e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$8,989
Ratio of expenses to average net assets[f]	0.65%
Ratio of net investment income to average net assets[f]	8.42%
Portfolio turnover rate[g]	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was 6.42%.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
China Large-Cap	Non-diversified
MSCI China Aa	Non-diversified

[a]	The Fund commenced operations on June 13, 2016.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® TRUST

elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2016, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
China Large-Cap
Citigroup Global Markets Inc.	$1,515,516	$1,515,516	$—
Goldman Sachs & Co.	3,072,389	3,072,389	—
Merrill Lynch, Pierce, Fenner & Smith	9,342,397	9,342,397	—
Morgan Stanley & Co. LLC	16,326,764	16,326,764	—

	$30,257,066	$30,257,066	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares China Large-Cap ETF, BFA is entitled to an annual investment advisory fee based on the average daily net assets of the Fund as follows:

Investment Advisory Fee	Average Daily Net Assets
0.74%	First $6 billion
0.67	Over $6 billion, up to and including $9 billion
0.60	Over $9 billion, up to and including $12 billion
0.54	Over $12 billion

For its investment advisory services to the iShares MSCI China A ETF, BFA is entitled to an annual investment advisory fee of 0.65% based on the average daily net assets of the Fund.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
China Large-Cap	$660,396

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2016 were as follows:

iShares ETF	Purchases	Sales
China Large-Cap	$789,180,242	$737,557,046
MSCI China A	8,645,415	117,167

In-kind transactions (see Note 4) for the year ended July 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
China Large-Cap	$ 20,910,454	$2,111,927,118

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the value of futures contracts held by the iShares China Large-Cap ETF as of July 31, 2016 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Liabilities
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation (depreciation)[a]	$516,016

[a]	Represents cumulative depreciation of futures contracts as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares China Large-Cap ETF during the year ended July 31, 2016 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$(2,108,582)	$3,895,983

The following table shows the average quarter-end balances of open futures contracts for the iShares China Large-Cap ETF for the year ended July 31, 2016:

Average value of contracts purchased	$28,961,161

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of Chinese issuers involves certain considerations and risks not typically associated with securities of issuers in more developed financial markets. Such risks include, but are not limited to: the lack of liquidity and price volatility due to a lower volume of trading and high propensity for trading suspensions; currency devaluations and other currency exchange rate fluctuations or blockage; the nature and extent of Chinese government intervention in the Chinese securities markets; the imposition of withholding and other taxes; limitations on the use of brokers; settlement delays and risk of loss attendant in settlement procedures; higher inflation rates; greater social, economic and political uncertainties; market volatility caused by any potential regional territorial conflicts or natural disasters; and the risk of nationalization or expropriation of assets.

The assets of the iShares MSCI China A ETF will be invested primarily in domestic Chinese equities and the income received by the Fund will be primarily in renminbi. Under the Chinese monetary system, the onshore renminbi (“CNY”) is the official currency that can only be traded on mainland China and the offshore renminbi (“CNH”) is the deliverable version which is maintained and freely exchanged outside of China. Unlike the CNH market, the CNY market is subject to the Chinese central bank’s intervention or its stipulation of a daily trading band for rate movements. Accordingly, deviations may exist between the CNH and CNY rates which may potentially be substantial. The Fund will be exposed to fluctuations in conversion rates between CNH and CNY, as well as between CNY and CNH against U.S. dollars.

When a fund concentrates its investments in issuers located in a single country, whether directly or indirectly, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

The iShares MSCI China A ETF invests in China A-shares through a Renminbi Qualified Foreign Institutional Investor (“RQFII”) license which involves certain custody risks. Cash deposited in the cash account of the Fund with the RQFII custodian is commingled with cash belonging to other clients of the RQFII custodian. In the event of bankruptcy or liquidation of the RQFII custodian, the Fund will not have any proprietary rights to the cash deposited in such cash account, and will become an unsecured creditor ranking equally with the other unsecured creditors of the RQFII custodian. The Fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the Fund will suffer losses.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2016, attributable to the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
China Large-Cap	$(181,315,953)	$11,086	$181,304,867
MSCI China A	—	21,666	(21,666)

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 was as follows:

iShares ETF	2016	2015
China Large-Cap
Ordinary income	$141,078,048	$114,456,604

As of July 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
China Large-Cap	$58,453,713	$(1,858,452,852)	$(762,264,234)	$(116,689,601)	$(2,678,952,974)
MSCI China A	119,377	(6,077)	428,974	—	542,274

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late–year losses and recognize such losses in the next taxable year.

As of July 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
China Large-Cap	$1,454,750,519	$58,367,595	$185,123,529	$160,211,209	$1,858,452,852
MSCI China A	6,077	—	—	—	6,077

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares China Large-Cap ETF and iShares MSCI China A ETF (the “Funds”) at July 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 26, 2016

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2016:

iShares ETF	Qualified Dividend Income
China Large-Cap	$124,582,577
MSCI China A	116,359

For the fiscal year ended July 31, 2016, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
China Large-Cap	$138,198,948	$12,786,896
MSCI China A	117,609	12,355

TAX INFORMATION	39

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares China Large-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	41

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI China A ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	43

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Because the Fund has not commenced operations as of December 31, 2015, the Board did not review any performance information for the Fund.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services to be Provided by BFA — The Board noted that the Fund had not commenced operations as of December 31, 2015 and reviewed the scope of services to be provided by BFA under the Advisory Contract. Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or to be provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years to other iShares funds. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates — While the Board reviewed information about the profitability of the iShares complex to BlackRock based on fees payable to BFA and its affiliates (including fees under advisory contracts with iShares funds), and all other sources of revenue and expense to BFA and its affiliates from iShares funds’ operations for the last calendar year, the Board did not consider the profitability of the Fund to BFA and its affiliates since the Fund had not commenced operations as of December 31, 2015. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA, since the Fund has not commenced operations as of December 31, 2015. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	45

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
China Large-Cap	$1.019069	$—	$—	$1.019069	100%	—%	—%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares China Large-Cap ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	4	0.29%
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	13	0.94
Greater than 2.0% and Less than 2.5%	21	1.52
Greater than 1.5% and Less than 2.0%	39	2.82
Greater than 1.0% and Less than 1.5%	80	5.78
Greater than 0.5% and Less than 1.0%	225	16.28
Between 0.5% and –0.5%	613	44.33
Less than –0.5% and Greater than –1.0%	199	14.40
Less than –1.0% and Greater than –1.5%	96	6.94
Less than –1.5% and Greater than –2.0%	49	3.54
Less than –2.0% and Greater than –2.5%	15	1.08
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	9	0.65
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0% and Greater than –5.5%	2	0.14

	1,383	100.00%

iShares MSCI China A ETF

Period Covered: June 13, 2016 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	7.14%
Greater than 1.0% and Less than 1.5%	4	28.57
Greater than 0.5% and Less than 1.0%	4	28.57
Between 0.5% and –0.5%	2	14.29
Less than –0.5%	3	21.43

	14	100.00%

SUPPLEMENTAL INFORMATION	47

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares China Large-Cap ETF (the “Fund”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2015 is USD 881.39 thousand. This figure is comprised of fixed remuneration of USD 342.78 thousand and variable remuneration of USD 538.62 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 104.75 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 25.37 thousand.

SUPPLEMENTAL INFORMATION	49

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 342 funds (as of July 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	51

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (51)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (45)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).
Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	53

Notes:

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited or MSCI Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-708-0716

JULY 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares Edge MSCI Min Vol Asia ex Japan ETF | AXJV | NYSE Arca
➢	iShares Edge MSCI Min Vol Japan ETF | JPMV | NYSE Arca
➢	iShares Edge MSCI Min Vol USA ETF | USMV | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets declined modestly for the 12 months ended July 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.44% for the reporting period.

The modest overall decline in global stock markets masked significant volatility during the reporting period. Stocks fell during the first half of the reporting period amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

Central bank stimulus activity and a recovery in energy prices helped global equity markets reverse course after bottoming in mid-February 2016. The global equity market rally in the latter half of the reporting period was also driven by signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Late in the reporting period, market volatility increased following the “Brexit” referendum in the U.K., where an affirmative vote to leave the European Union led to a sharp decline in the British pound (which fell by 18% against the U.S. dollar for the reporting period) and increased expectations of an interest rate cut from the Bank of England.

Among developed markets, the U.S. was one of the few markets to advance, returning approximately 4% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first seven months of the year. Stable Fed monetary policy provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region were mixed. Australia and New Zealand posted positive returns for the reporting period, benefiting from improving economic growth. However, other markets in the region, including Japan and Singapore, fell during the reporting period. In particular, the Japanese equity market declined by nearly 20%, but a strong rally in the Japanese yen (which appreciated by 17% against the U.S. dollar) helped offset the overall market decline.

European stock markets declined by approximately 10% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Denmark performed best. In the U.K., the equity market advanced by about 4%, but the sharp decline in the British pound led to negative returns in U.S. dollar terms.

Emerging markets stocks declined by approximately 1% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil. Stock markets in Eastern Europe fell the most, primarily because of sharp declines in Greece, Poland, and the Czech Republic.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL ASIA ex JAPAN ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.31)%	(1.40)%	(2.06)%	(2.31)%	(1.40)%	(2.06)%
Since Inception	0.61%	0.95%	0.80%	1.33%	2.06%	1.74%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/3/14. The first day of secondary market trading was 6/5/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,123.00	$1.85	$1,000.00	$1,023.10	$1.76	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 12 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL ASIA ex JAPAN ETF

The iShares Edge MSCI Min Vol Asia ex Japan ETF (the “Fund”) (formerly the iShares MSCI Asia ex Japan Minimum Volatility ETF) seeks to track the investment results of an index composed of Asian equities (excluding Japan) that, in the aggregate, have lower volatility characteristics relative to the broader Asian equity markets (excluding Japan), as represented by the MSCI AC Asia ex Japan Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -2.31%, net of fees, while the total return for the Index was -2.06%.

As represented by the Index, lower-volatility Asian stocks excluding Japan posted a modest loss for the reporting period. Lower-volatility, more value-oriented equities generally lagged broader market indexes.

In geographic terms, China detracted the most from Index performance. China, which made up 25% of the Index on average during the reporting period, was the worst-performing country in the Index as the nation’s stock market endured sharp volatility amid regulatory uncertainty and slowing economic growth. The Index’s return was further hurt by China’s aggressive devaluation of its currency relative to the U.S. dollar. Malaysia, Singapore, and India also detracted from Index performance.

The leading contribution to performance came from Taiwan, which represented nearly 20% of the Index on average during the reporting period. South Korea and Indonesia were other contributors to Index returns. All three countries experienced market gains in local terms while their currencies were little changed (Taiwan) or higher (South Korea and Indonesia) relative to the U.S. dollar. Lower-volatility Hong Kong stocks in the Index also made a significant contribution to Index performance, holding up better than the broader Hong Kong market, which declined during the period.

On a sector basis, financials stocks were the leading detractors from Index performance during the reporting period, largely due to the banking industry. The consumer staples and industrials sectors were other notable detractors from Index returns. On the positive side, the utilities sector contributed notably to Index performance, led by strength in the electric utilities industry. The consumer discretionary and telecommunication services sectors were also noteworthy contributors during the reporting period.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	24.05%
Information Technology	21.91
Telecommunication Services	12.44
Industrials	10.58
Consumer Staples	9.69
Utilities	9.09
Health Care	6.44
Consumer Discretionary	5.48
Energy	0.23
Materials	0.09

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

China	25.18%
Taiwan	19.68
South Korea	11.83
Hong Kong	11.13
Malaysia	8.13
Singapore	7.31
Philippines	5.45
Thailand	4.81
India	4.45
Indonesia	2.03

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL JAPAN ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.13%	5.14%	6.26%	6.13%	5.14%	6.26%
Since Inception	10.15%	9.65%	10.26%	23.24%	22.05%	23.48%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/3/14. The first day of secondary market trading was 6/5/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,118.70	$1.58	$1,000.00	$1,023.40	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 12 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL JAPAN ETF

The iShares Edge MSCI Min Vol Japan ETF (the “Fund”) (formerly the iShares MSCI Japan Minimum Volatility ETF) seeks to track the investment results of an index composed of Japanese equities that, in the aggregate, have lower volatility characteristics relative to the broader Japanese equity markets, as represented by the MSCI Japan Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 6.13%, net of fees, while the total return for the Index was 6.26%.

As represented by the Index, lower-volatility Japanese stocks produced a positive return for the reporting period. Lower-volatility, more value-oriented Japanese stocks outperformed Japanese equities more broadly.

From the currency perspective, the Japanese yen strengthened against the U.S. dollar, driven in part by the perceived safety of the yen relative to many other world currencies. Although the stronger Japanese yen weighed on the performance of many export-oriented Japanese companies, it contributed to returns in U.S. dollars.

Index performance benefited from contributions across a broad range of sectors and industries. The health care sector was the leading contributor to performance, driven largely by gains in the pharmaceuticals industry. Industrials contributed due to commercial and professional services, construction and engineering, and transportation companies. The telecommunication services and consumer staples sectors were other key contributors to Index performance during the reporting period.

At the other end of the spectrum, utilities was the only sector to detract meaningfully from performance. Electric utilities were the main sources of weakness. Japan’s electric power industry experienced a setback during the reporting period from a court ruling against restarting the country’s nuclear power plants, which have largely been shuttered since the Fukushima nuclear disaster five years ago. In addition, Japanese electricity market reforms brought significant additional costs and competitive pressures to the industry. The energy and information technology sectors detracted slightly from Index performance during the reporting period.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Industrials	19.46%
Consumer Discretionary	17.90
Health Care	13.93
Consumer Staples	13.42
Financials	12.65
Information Technology	7.39
Utilities	7.02
Telecommunication Services	4.57
Materials	2.83
Energy	0.83

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/16

Security	Percentage of Total Investments*

Astellas Pharma Inc.	1.77%
Otsuka Holdings Co. Ltd.	1.65
Mitsubishi Tanabe Pharma Corp.	1.60
Nippon Telegraph & Telephone Corp.	1.57
NTT DOCOMO Inc.	1.54
Takeda Pharmaceutical Co. Ltd.	1.47
KDDI Corp.	1.46
Canon Inc.	1.46
Kao Corp.	1.42
East Japan Railway Co.	1.37

TOTAL	15.31%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL USA ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	14.35%	14.30%	14.51%	14.35%	14.30%	14.51%
Since Inception	16.05%	16.05%	16.24%	103.96%	103.95%	105.48%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,149.30	$0.80	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 12 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL USA ETF

The iShares Edge MSCI Min Vol USA ETF (the “Fund”) (formerly the iShares MSCI USA Minimum Volatility ETF) seeks to track the investment results of an index composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market, as represented by the MSCI USA Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 14.35%, net of fees, while the total return for the Index was 14.51%.

As represented by the Index, lower-volatility U.S. stocks produced a positive return for the reporting period. Lower-volatility, more value-oriented U.S. stocks outperformed U.S. equities more broadly.

During the reporting period, the broad U.S. equity market advanced despite periods of significant volatility. In early 2016, domestic equity markets declined significantly amid lower energy prices, growing global growth concerns and weak Chinese economic growth. Stocks subsequently rebounded and generally rose until late June, when concerns over the U.K.’s referendum to leave the European Union contributed to sharp share price declines. Equities then rebounded again and reached new highs in July. During the reporting period, large-capitalization stocks outperformed smaller-capitalization stocks and performed in line with mid-capitalization stocks.

Index performance benefited from contributions from all sectors and across a broad range of industries. The financials, consumer staples, information technology, and utilities sectors contributed the most. Performance in financials stocks was largely due to gains in the real estate industry, which represented more than 11% of the Index on average during the reporting period and benefited from an improving commercial real estate market and strong investor demand for the relatively high yields offered by these securities.
Within the consumer staples sector, the food, beverages, and tobacco industry and the household and personal products industry contributed the most to Index performance. In the information technology sector, the IT services industry and the internet software and services industry were the leading sources of strength. Contributions from the utilities sector were driven by electric utilities and multi-utilities stocks. As with real estate-related stocks, utilities were attractive for their bond-like yields in an environment of record low interest rates.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Health Care	19.97%
Financials	19.75
Information Technology	15.04
Consumer Staples	15.02
Utilities	8.62
Consumer Discretionary	8.13
Industrials	5.95
Telecommunication Services	3.30
Materials	2.32
Energy	1.90

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/16

Security	Percentage of Total Investments*

AT&T Inc.	1.58%
General Mills Inc.	1.58
Johnson & Johnson	1.55
Verizon Communications Inc.	1.53
Paychex Inc.	1.49
Procter & Gamble Co. (The)	1.49
PepsiCo Inc.	1.45
Consolidated Edison Inc.	1.39
Newmont Mining Corp.	1.36
Becton Dickinson and Co.	1.36

TOTAL	14.78%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2016 and held through July 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL ASIA ex JAPAN ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.28%

CHINA — 25.07%
3SBio Inc.[a,b]	269,500	$270,196
AAC Technologies Holdings Inc.	98,000	914,336
Agricultural Bank of China Ltd. Class H	2,499,000	917,809
Alibaba Group Holding Ltd. ADR[a]	5,096	420,318
ANTA Sports Products Ltd.	98,000	218,228
Baidu Inc.[a]	2,989	477,044
Bank of China Ltd. Class H	2,597,000	1,067,588
Bank of Communications Co. Ltd. Class H	294,000	198,148
Beijing Capital International Airport Co. Ltd. Class H	392,000	452,116
China Construction Bank Corp. Class H	1,225,000	820,882
China Everbright Bank Co. Ltd. Class H	931,000	404,316
China Huishan Dairy Holdings Co. Ltd.[c]	2,695,000	1,059,253
China Medical System Holdings Ltd.	343,000	503,895
China Mengniu Dairy Co. Ltd.	343,000	572,849
China Merchants Holdings International Co. Ltd.	98,000	287,308
China Minsheng Banking Corp. Ltd. Class H	122,800	128,023
China Mobile Ltd.	147,000	1,811,938
China Pacific Insurance Group Co. Ltd. Class H	19,600	69,207
China Petroleum & Chemical Corp. Class H	392,000	278,342
China Resources Beer Holdings Co. Ltd.	196,000	379,374
China Resources Gas Group Ltd.	98,000	287,309
China Vanke Co. Ltd. Class H	19,600	44,302
CITIC Ltd.	637,000	962,073
COSCO Pacific Ltd.	294,000	303,095
CSPC Pharmaceutical Group Ltd.	882,000	762,662
Guangdong Investment Ltd.	882,000	1,352,560
Haier Electronics Group Co. Ltd.	98,000	164,176
Hanergy Thin Film Power Group Ltd.[a]	468	—
Hengan International Group Co. Ltd.	98,000	823,407
Industrial & Commercial Bank of China Ltd. Class H	1,470,000	831,616

Security	Shares	Value
Jiangsu Expressway Co. Ltd. Class H	686,000	$968,893
Lenovo Group Ltd.[c]	882,000	570,576
Luye Pharma Group Ltd.[a]	416,500	269,975
Netease Inc.	3,822	780,720
New Oriental Education & Technology Group Inc. ADR	4,508	198,622
Ping An Insurance Group Co. of China Ltd. Class H	24,500	114,292
Semiconductor Manufacturing International Corp.[a]	6,321,000	513,177
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	196,000	109,367
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	24,500	60,051
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	318,500	469,469
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	191,100	453,127
Shenzhou International Group Holdings Ltd.	245,000	1,291,310
Sino Biopharmaceutical Ltd.	1,029,000	686,888
Sinopharm Group Co. Ltd. Class H	78,400	379,374
Sun Art Retail Group Ltd.	1,176,000	816,840
TAL Education Group Class A ADR[a,c]	10,437	628,412
Tencent Holdings Ltd.	78,400	1,884,239
TravelSky Technology Ltd. Class H	294,000	562,998
Tsingtao Brewery Co. Ltd. Class H	98,000	345,402
Want Want China Holdings Ltd.[c]	441,000	269,944
YY Inc. ADR[a]	12,103	474,317
Zhejiang Expressway Co. Ltd. Class H	980,000	1,011,579
Zijin Mining Group Co. Ltd. Class H	294,000	106,841
ZTE Corp. Class H	216,040	290,654

		30,039,437
HONG KONG — 11.06%
AIA Group Ltd.	78,400	485,457
ASM Pacific Technology Ltd.	9,800	72,806
BOC Hong Kong Holdings Ltd.	98,000	321,407
Cheung Kong Infrastructure Holdings Ltd.	196,000	1,732,691
CLP Holdings Ltd.	196,000	2,040,838
Hang Seng Bank Ltd.	93,100	1,661,654

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL ASIA ex JAPAN ETF

July 31, 2016

Security	Shares	Value
HK Electric Investments & HK Electric Investments Ltd.[b]	171,500	$164,208
HKT Trust & HKT Ltd.	343,160	542,161
Hong Kong & China Gas Co. Ltd.[c]	810,348	1,503,748
Link REIT	24,500	182,804
MTR Corp. Ltd.	367,500	2,079,040
Power Assets Holdings Ltd.	171,500	1,678,545
Swire Pacific Ltd. Class A	49,000	585,352
Yue Yuen Industrial Holdings Ltd.	49,000	198,906

		13,249,617
INDIA — 4.43%
Infosys Ltd. ADR	133,427	2,192,206
Wipro Ltd. ADR[c]	274,400	3,111,696

		5,303,902
INDONESIA — 2.02%
Bank Central Asia Tbk PT	911,400	1,005,438
Hanjaya Mandala Sampoerna Tbk PT	1,440,600	399,235
Kalbe Farma Tbk PT	1,112,300	142,238
Telekomunikasi Indonesia Persero Tbk PT	676,200	218,370
Unilever Indonesia Tbk PT	191,100	657,255

		2,422,536
MALAYSIA — 8.09%
Axiata Group Bhd	666,400	931,536
DiGi.Com Bhd	347,900	423,924
Hong Leong Bank Bhd	460,600	1,484,602
IHH Healthcare Bhd	989,800	1,590,294
Malayan Banking Bhd	671,300	1,322,645
Maxis Bhd	779,100	1,152,237
Petronas Gas Bhd	63,700	347,099
Public Bank Bhd	313,600	1,502,322
Sime Darby Bhd	34,300	62,524
Telekom Malaysia Bhd	338,100	567,307
Tenaga Nasional Bhd	88,200	311,587

		9,696,077
PHILIPPINES — 5.43%
Aboitiz Equity Ventures Inc.	395,920	655,525
Aboitiz Power Corp.	597,800	574,198
Ayala Corp.	4,900	90,490
Bank of the Philippine Islands	607,600	1,238,157
BDO Unibank Inc.	546,350	1,312,817
Jollibee Foods Corp.	204,330	1,106,010
Metro Pacific Investments Corp.	690,900	109,993

Security	Shares	Value
Metropolitan Bank & Trust Co.	180,324	$363,442
Philippine Long Distance Telephone Co.	10,290	456,945
Universal Robina Corp.	140,140	596,138

		6,503,715
SINGAPORE — 7.28%
CapitaLand Mall Trust	318,500	507,475
ComfortDelGro Corp. Ltd.	294,000	617,288
Oversea-Chinese Banking Corp. Ltd.	151,900	972,631
Singapore Airlines Ltd.	220,500	1,802,613
Singapore Technologies Engineering Ltd.	147,000	360,085
Singapore Telecommunications Ltd.	539,000	1,677,478
StarHub Ltd.	539,000	1,573,137
United Overseas Bank Ltd.	34,300	464,790
Wilmar International Ltd.	323,400	744,029

		8,719,526
SOUTH KOREA — 11.51%
AmorePacific Corp.	1,127	390,373
AmorePacific Group	2,156	278,125
Cheil Worldwide Inc.	10,192	163,778
CJ CheilJedang Corp.	539	189,347
Coway Co. Ltd.	2,156	164,950
Dongbu Insurance Co. Ltd.	16,611	941,658
E-MART Inc.	1,274	185,956
Hanwha Life Insurance Co. Ltd.	55,125	283,954
Hyundai Department Store Co. Ltd.	1,029	113,910
Hyundai Glovis Co. Ltd.	784	117,584
Hyundai Marine & Fire Insurance Co. Ltd.	1,196	32,352
Hyundai Mobis Co. Ltd.	1,471	334,870
Kakao Corp.	2,499	202,793
Kangwon Land Inc.	30,527	1,117,357
Kia Motors Corp.	11,123	418,546
Korea Electric Power Corp.	12,495	683,787
KT Corp.	234	6,633
KT&G Corp.	13,279	1,434,414
LG Display Co. Ltd.	8,281	229,176
Lotte Confectionery Co. Ltd.	1,470	248,685
Lotte Shopping Co. Ltd.	1,617	278,606
NAVER Corp.	1,127	714,342
NCsoft Corp.	1,617	362,333
Orion Corp./Republic of Korea	147	120,865
S-1 Corp.	9,016	816,966

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL ASIA ex JAPAN ETF

July 31, 2016

Security	Shares	Value
Samsung Electro-Mechanics Co. Ltd.	1,519	$74,855
Samsung Electronics Co. Ltd.	196	269,289
Samsung Fire & Marine Insurance Co. Ltd.	4,361	1,037,545
Samsung Life Insurance Co. Ltd.	13,036	1,132,351
SK Hynix Inc.	8,134	249,797
SK Telecom Co. Ltd.	2,550	523,591
Yuhan Corp.	2,450	669,285

		13,788,073
TAIWAN — 19.60%
Advanced Semiconductor Engineering Inc.	392,000	466,623
Advantech Co. Ltd.	49,596	385,296
Asustek Computer Inc.	98,000	851,894
Chang Hwa Commercial Bank Ltd.	1,176,021	631,794
Chicony Electronics Co. Ltd.	344,795	852,186
China Airlines Ltd.	588,000	173,142
Chunghwa Telecom Co. Ltd.	588,000	2,090,593
Delta Electronics Inc.	98,000	515,741
EVA Airways Corp.[a]	98,589	46,943
Far EasTone Telecommunications Co. Ltd.	539,000	1,237,625
First Financial Holding Co. Ltd.	2,401,530	1,331,550
Formosa Taffeta Co. Ltd.	147,000	139,296
Foxconn Technology Co. Ltd.	147,847	358,004
Hon Hai Precision Industry Co. Ltd.	441,804	1,216,507
Hua Nan Financial Holdings Co. Ltd.	3,088,949	1,683,667
Lite-On Technology Corp.	735,310	1,101,019
Mega Financial Holding Co. Ltd.	539,000	422,109
Novatek Microelectronics Corp.	49,000	171,914
Powertech Technology Inc.	98,000	249,275
President Chain Store Corp.	98,000	795,101
Quanta Computer Inc.	245,000	498,089
Siliconware Precision Industries Co. Ltd.	49,000	73,677
Simplo Technology Co. Ltd.	49,000	172,681
Standard Foods Corp.	148,194	368,129
Synnex Technology International Corp.	539,000	636,541
Taiwan Business Bank[a]	1,324,796	349,013
Taiwan Cooperative Financial Holding Co. Ltd.	4,067,527	1,904,881
Taiwan Mobile Co. Ltd.	392,000	1,350,750

Security	Shares	Value
Taiwan Semiconductor Manufacturing Co. Ltd.	392,000	$2,118,222
Transcend Information Inc.	147,000	440,682
Uni-President Enterprises Corp.	98,329	200,829
United Microelectronics Corp.	833,000	310,519
Vanguard International Semiconductor Corp.	49,000	88,720
WPG Holdings Ltd.	196,000	249,275

		23,482,287
THAILAND — 4.79%
Advanced Info Service PCL NVDR	53,900	275,458
Airports of Thailand PCL NVDR	39,200	444,559
Bangkok Bank PCL Foreign	53,900	264,625
Bangkok Dusit Medical Services PCL NVDR	1,808,100	1,168,023
Bangkok Expressway & Metro PCL	749,700	180,806
BTS Group Holdings PCL NVDR	4,762,800	1,285,395
Bumrungrad Hospital PCL NVDR	117,600	621,258
CP ALL PCL NVDR	441,000	655,233
Delta Electronics Thailand PCL NVDR	333,200	681,611
Electricity Generating PCL NVDR	29,400	167,976

		5,744,944

TOTAL COMMON STOCKS
(Cost: $113,198,423)		118,950,114

PREFERRED STOCKS — 0.28%

SOUTH KOREA — 0.28%
Samsung Electronics Co. Ltd.	294	332,018

		332,018

TOTAL PREFERRED STOCKS
(Cost: $256,635)		332,018

RIGHTS — 0.02%

HONG KONG — 0.02%
China Resources Beer Holdings Co. Ltd.[a]	61,333	24,660

		24,660

TOTAL RIGHTS
(Cost: $0)		24,660

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL ASIA ex JAPAN ETF

July 31, 2016

Security	Shares	Value
SHORT-TERM INVESTMENTS — 2.25%

MONEY MARKET FUNDS — 2.25%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[d,e,f]	2,448,507	$2,448,507
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[d,e,f]	135,291	135,291
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[d,e]	114,120	114,120

		2,697,918

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,697,918)		2,697,918

TOTAL INVESTMENTS IN SECURITIES — 101.83%
(Cost: $116,152,976)[g]		122,004,710
Other Assets, Less Liabilities — (1.83)%		(2,190,687)

NET ASSETS — 100.00%		$119,814,023

ADR  —  American Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $116,301,737. Net unrealized appreciation was $5,702,973, of which $7,456,687 represented gross unrealized appreciation on securities and $1,753,714 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3		Total
Investments:
Assets:
Common stocks	$118,950,114	$—	$0	[a]	$118,950,114
Preferred stocks	332,018	—	—		332,018
Rights	24,660	—	—		24,660
Money market funds	2,697,918	—	—		2,697,918

Total	$122,004,710	$—	$0	[a]	$122,004,710

[a]	Rounds to less than $1.

See notes to financial statements.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL JAPAN ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.65%

AIR FREIGHT & LOGISTICS — 0.61%
Yamato Holdings Co. Ltd.	12,000	$296,063

		296,063
AIRLINES — 2.22%
ANA Holdings Inc.	160,000	459,462
Japan Airlines Co. Ltd.	20,000	623,701

		1,083,163
AUTO COMPONENTS — 3.39%
Aisin Seiki Co. Ltd.	3,200	148,158
Bridgestone Corp.	17,600	618,409
Denso Corp.	8,800	347,415
Sumitomo Electric Industries Ltd.	20,800	291,141
Sumitomo Rubber Industries Ltd.	6,400	91,424
Toyota Industries Corp.	3,500	159,657

		1,656,204
AUTOMOBILES — 4.99%
Daihatsu Motor Co. Ltd.[a]	16,000	239,245
Fuji Heavy Industries Ltd.	8,000	313,412
Honda Motor Co. Ltd.	20,000	554,520
Isuzu Motors Ltd.	2,400	31,591
Mitsubishi Motors Corp.	20,000	94,063
Nissan Motor Co. Ltd.	65,600	647,775
Toyota Motor Corp.	9,700	557,855

		2,438,461
BANKS — 4.89%
Aozora Bank Ltd.	72,000	266,263
Chiba Bank Ltd. (The)	16,000	77,592
Chugoku Bank Ltd. (The)	2,400	27,375
Concordia Financial Group Ltd.[a]	32,800	142,165
Japan Post Bank Co. Ltd.	7,200	88,661
Mitsubishi UFJ Financial Group Inc.	61,600	313,755
Mizuho Financial Group Inc.	335,200	546,538
Resona Holdings Inc.	93,600	379,021
Sumitomo Mitsui Financial Group Inc.	12,000	387,335
Yamaguchi Financial Group Inc.	16,000	159,243

		2,387,948
BEVERAGES — 3.25%
Asahi Group Holdings Ltd.	12,000	409,348
Kirin Holdings Co. Ltd.	32,000	551,729
Suntory Beverage & Food Ltd.	14,400	628,775

		1,589,852

Security	Shares	Value
BUILDING PRODUCTS — 0.10%
Asahi Glass Co. Ltd.	8,000	$46,602

		46,602
CHEMICALS — 2.72%
Asahi Kasei Corp.	16,000	122,227
Kuraray Co. Ltd.	8,000	102,103
Mitsubishi Chemical Holdings Corp.	7,200	39,511
Shin-Etsu Chemical Co. Ltd.	8,000	551,417
Toray Industries Inc.	56,000	514,018

		1,329,276
COMMERCIAL SERVICES & SUPPLIES — 2.78%
Dai Nippon Printing Co. Ltd.	16,000	180,163
Park24 Co. Ltd.	8,800	299,673
Secom Co. Ltd.	8,800	666,236
Toppan Printing Co. Ltd.	24,000	213,573

		1,359,645
CONSTRUCTION & ENGINEERING — 1.58%
Kajima Corp.	16,000	118,964
Obayashi Corp.	19,200	211,512
Shimizu Corp.	8,000	81,963
Taisei Corp.	40,000	361,028

		773,467
CONSTRUCTION MATERIALS — 0.09%
Taiheiyo Cement Corp.	16,000	46,368

		46,368
DIVERSIFIED CONSUMER SERVICES — 0.63%
Benesse Holdings Inc.	12,800	310,242

		310,242
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.56%
Nippon Telegraph & Telephone Corp.	16,000	762,024

		762,024
ELECTRIC UTILITIES — 3.76%
Chubu Electric Power Co. Inc.	32,000	471,328
Chugoku Electric Power Co. Inc. (The)	26,400	333,075
Hokuriku Electric Power Co.	16,000	190,467
Kansai Electric Power Co. Inc. (The)[a]	20,000	186,642
Kyushu Electric Power Co. Inc.	3,200	30,162
Tohoku Electric Power Co. Inc.	28,800	371,504
Tokyo Electric Power Co. Holdings Inc.[a]	64,000	252,291

		1,835,469
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.18%
Hirose Electric Co. Ltd.	800	100,151

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL JAPAN ETF

July 31, 2016

Security	Shares	Value
Hitachi Ltd.	40,000	$185,978
Keyence Corp.	100	71,152
Kyocera Corp.	3,200	152,717
Shimadzu Corp.	1,000	14,724
TDK Corp.	800	49,881

		574,603
FOOD & STAPLES RETAILING — 3.36%
Aeon Co. Ltd.	11,200	161,960
FamilyMart Co. Ltd.	6,400	378,436
Lawson Inc.	8,000	617,456
Seven & I Holdings Co. Ltd.	10,400	436,661
Tsuruha Holdings Inc.	400	45,665

		1,640,178
FOOD PRODUCTS — 4.38%
Ajinomoto Co. Inc.	14,400	370,731
Calbee Inc.	800	35,205
MEIJI Holdings Co. Ltd.	800	83,993
NH Foods Ltd.	16,000	390,769
Nisshin Seifun Group Inc.	12,000	198,702
Nissin Foods Holdings Co. Ltd.	7,200	410,285
Toyo Suisan Kaisha Ltd.	9,600	429,019
Yamazaki Baking Co. Ltd.	8,000	220,676

		2,139,380
GAS UTILITIES — 2.82%
Osaka Gas Co. Ltd.	152,000	617,285
Toho Gas Co. Ltd.	32,000	283,202
Tokyo Gas Co. Ltd.	112,000	479,758

		1,380,245
HEALTH CARE EQUIPMENT & SUPPLIES — 0.88%
Hoya Corp.	5,600	200,810
Olympus Corp.	1,600	55,891
Terumo Corp.	4,000	173,098

		429,799
HEALTH CARE PROVIDERS & SERVICES — 1.33%
Alfresa Holdings Corp.	6,400	141,632
Medipal Holdings Corp.	8,800	145,286
Miraca Holdings Inc.	4,800	234,649
Suzuken Co. Ltd./Aichi Japan	4,000	128,799

		650,366
HEALTH CARE TECHNOLOGY — 0.21%
M3 Inc.	3,200	103,352

		103,352
HOTELS, RESTAURANTS & LEISURE — 1.93%
McDonald’s Holdings Co. Japan Ltd.[b]	20,800	636,269

Security	Shares	Value
Oriental Land Co. Ltd./Japan	4,800	$304,903

		941,172
HOUSEHOLD DURABLES — 2.01%
Casio Computer Co. Ltd.	1,600	23,059
Nikon Corp.	17,600	250,901
Panasonic Corp.	4,000	39,459
Rinnai Corp.	1,600	158,150
Sekisui Chemical Co. Ltd.	14,400	212,027
Sekisui House Ltd.	17,600	296,840

		980,436
HOUSEHOLD PRODUCTS — 0.07%
Unicharm Corp.	1,600	33,160

		33,160
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.42%
Electric Power Development Co. Ltd.	8,800	203,589

		203,589
INDUSTRIAL CONGLOMERATES — 0.12%
Seibu Holdings Inc.	3,200	56,703

		56,703
INSURANCE — 0.67%
Japan Post Holdings Co. Ltd.	6,400	85,117
MS&AD Insurance Group Holdings Inc.	800	23,465
Tokio Marine Holdings Inc.	5,600	220,754

		329,336
INTERNET SOFTWARE & SERVICES — 0.09%
Yahoo Japan Corp.	10,400	46,173

		46,173
IT SERVICES — 2.28%
Fujitsu Ltd.	10,000	42,250
Nomura Research Institute Ltd.	12,000	426,209
NTT Data Corp.	7,200	358,999
Otsuka Corp.	5,600	289,057

		1,116,515
LEISURE PRODUCTS — 1.35%
Bandai Namco Holdings Inc.	5,600	149,555
Sankyo Co. Ltd.	10,400	381,051
Shimano Inc.	800	126,848

		657,454
MACHINERY — 0.40%
FANUC Corp.	300	50,715
Komatsu Ltd.	5,600	110,350

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL JAPAN ETF

July 31, 2016

Security	Shares	Value
Mitsubishi Heavy Industries Ltd.	8,000	$34,588

		195,653
MARINE — 0.06%
Nippon Yusen KK	16,000	28,726

		28,726
MEDIA — 0.19%
Toho Co. Ltd./Tokyo	3,200	93,828

		93,828
MULTILINE RETAIL — 0.31%
J Front Retailing Co. Ltd.	2,400	28,032
Takashimaya Co. Ltd.	16,000	122,242

		150,274
OIL, GAS & CONSUMABLE FUELS — 0.82%
Idemitsu Kosan Co. Ltd.	800	15,659
JX Holdings Inc.	44,800	169,565
TonenGeneral Sekiyu KK	24,000	217,554

		402,778
PERSONAL PRODUCTS — 1.42%
Kao Corp.	12,800	693,549

		693,549
PHARMACEUTICALS — 11.46%
Astellas Pharma Inc.	51,200	860,036
Chugai Pharmaceutical Co. Ltd.	7,200	271,532
Daiichi Sankyo Co. Ltd.	19,200	461,055
Eisai Co. Ltd.	4,000	235,898
Hisamitsu Pharmaceutical Co. Inc.	800	45,431
Kyowa Hakko Kirin Co. Ltd.	9,600	168,891
Mitsubishi Tanabe Pharma Corp.	41,600	780,977
Ono Pharmaceutical Co. Ltd.	1,600	57,811
Otsuka Holdings Co. Ltd.	16,800	802,256
Santen Pharmaceutical Co. Ltd.	15,200	254,656
Shionogi & Co. Ltd.	5,600	292,336
Sumitomo Dainippon Pharma Co. Ltd.	11,200	210,482
Taisho Pharmaceutical Holdings Co. Ltd.	4,000	439,869
Takeda Pharmaceutical Co. Ltd.	16,000	716,280

		5,597,510
PROFESSIONAL SERVICES — 1.19%
Recruit Holdings Co. Ltd.	15,200	582,134

		582,134
REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.53%
Japan Prime Realty Investment Corp.	72	316,495
Japan Real Estate Investment Corp.	48	289,916
Japan Retail Fund Investment Corp.	248	609,806

Security	Shares	Value
Nippon Building Fund Inc.	32	$196,712
Nippon Prologis REIT Inc.	136	337,993
Nomura Real Estate Master Fund Inc.	312	516,626
United Urban Investment Corp.	232	433,054

		2,700,602
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.52%
Daito Trust Construction Co. Ltd.	3,200	536,742
Daiwa House Industry Co. Ltd.	7,200	203,667

		740,409
ROAD & RAIL — 8.05%
Central Japan Railway Co.	1,600	300,063
East Japan Railway Co.	7,200	666,361
Hankyu Hanshin Holdings Inc.	12,800	478,353
Keikyu Corp.	24,000	244,485
Keio Corp.	9,000	84,217
Kintetsu Group Holdings Co. Ltd.	64,000	277,894
Nagoya Railroad Co. Ltd.	64,000	360,950
Nippon Express Co. Ltd.	48,000	244,953
Odakyu Electric Railway Co. Ltd.	16,000	190,467
Tobu Railway Co. Ltd.	72,000	389,911
Tokyu Corp.	24,000	198,351
West Japan Railway Co.	8,000	499,976

		3,935,981
SOFTWARE — 0.86%
Oracle Corp. Japan	6,400	390,925
Trend Micro Inc./Japan	800	29,195

		420,120
SPECIALTY RETAIL — 3.04%
ABC-Mart Inc.	4,800	309,118
Nitori Holdings Co. Ltd.	4,000	497,244
Shimamura Co. Ltd.	1,600	234,805
USS Co. Ltd.	8,000	136,840
Yamada Denki Co. Ltd.	58,400	308,853

		1,486,860
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.95%
Canon Inc.	24,800	710,231
FUJIFILM Holdings Corp.	10,400	378,412
NEC Corp.	48,000	133,015
Ricoh Co. Ltd.	24,800	221,660

		1,443,318
TOBACCO — 0.90%
Japan Tobacco Inc.	11,200	439,869

		439,869

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL JAPAN ETF

July 31, 2016

Security	Shares	Value
TRADING COMPANIES & DISTRIBUTORS — 1.99%
ITOCHU Corp.	18,400	$210,509
Marubeni Corp.	40,000	187,813
Mitsubishi Corp.	4,800	83,298
Mitsui & Co. Ltd.	27,200	320,742
Sumitomo Corp.	16,000	169,234

		971,596
TRANSPORTATION INFRASTRUCTURE — 0.30%
Kamigumi Co. Ltd.	16,000	145,192

		145,192
WIRELESS TELECOMMUNICATION SERVICES — 2.99%
KDDI Corp.	23,200	711,948
NTT DOCOMO Inc.	28,000	751,193

		1,463,141

TOTAL COMMON STOCKS
(Cost: $45,212,316)		48,688,785

SHORT-TERM INVESTMENTS — 1.36%

MONEY MARKET FUNDS — 1.36%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[c,d,e]	628,186	628,186
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[c,d,e]	34,710	34,710

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	2,150	$2,150

		665,046

TOTAL SHORT-TERM INVESTMENTS
(Cost: $665,046)		665,046

TOTAL INVESTMENTS IN SECURITIES — 101.01%
(Cost: $45,877,362)[f]		49,353,831
Other Assets, Less Liabilities — (1.01)%		(491,232)

NET ASSETS — 100.00%		$48,862,599

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $46,726,526. Net unrealized appreciation was $2,627,305, of which $4,655,723 represented gross unrealized appreciation on securities and $2,028,418 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$48,214,891	$473,894	$—	$48,688,785
Money market funds	665,046	—	—	665,046

Total	$48,879,937	$473,894	$—	$49,353,831

See notes to financial statements.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL USA ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.72%

AEROSPACE & DEFENSE — 0.41%
Lockheed Martin Corp.	248,063	$62,692,962

		62,692,962
AIR FREIGHT & LOGISTICS — 1.90%
CH Robinson Worldwide Inc.	797,139	55,496,817
Expeditors International of Washington Inc.	916,748	45,314,854
United Parcel Service Inc. Class B	1,765,652	190,866,981

		291,678,652
BANKS — 0.41%
U.S. Bancorp.	779,864	32,886,865
Wells Fargo & Co.	612,755	29,393,857

		62,280,722
BEVERAGES — 2.77%
Coca-Cola Co. (The)	3,974,123	173,390,987
Dr Pepper Snapple Group Inc.	293,297	28,892,687
PepsiCo Inc.	2,039,298	222,120,338

		424,404,012
CHEMICALS — 0.95%
Ecolab Inc.	399,126	47,248,536
Monsanto Co.	249,269	26,614,451
Praxair Inc.	374,242	43,614,162
Sherwin-Williams Co. (The)	94,049	28,189,307

		145,666,456
COMMERCIAL SERVICES & SUPPLIES — 2.73%
Cintas Corp.	849,802	91,158,261
Republic Services Inc.	3,046,086	156,142,368
Waste Management Inc.	2,591,331	171,338,806

		418,639,435
COMMUNICATIONS EQUIPMENT — 1.15%
Cisco Systems Inc.	3,493,457	106,655,242
Motorola Solutions Inc.	996,078	69,107,892

		175,763,134
DISTRIBUTORS — 0.15%
Genuine Parts Co.	221,007	22,595,756

		22,595,756
DIVERSIFIED FINANCIAL SERVICES — 1.45%
Berkshire Hathaway Inc. Class Ba	1,272,961	183,650,083
CME Group Inc.	384,929	39,355,141

		223,005,224

Security	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.30%
AT&T Inc.	5,564,456	$240,885,300
SBA Communications Corp. Class Aa	259,683	29,863,545
Verizon Communications Inc.	4,229,621	234,363,300

		505,112,145
ELECTRIC UTILITIES — 5.30%
American Electric Power Co. Inc.	420,892	29,167,816
Duke Energy Corp.	2,404,418	205,794,137
Eversource Energy	480,799	28,121,933
NextEra Energy Inc.	796,121	102,134,363
PG&E Corp.	1,456,439	93,124,710
Southern Co. (The)	3,861,513	206,590,945
Xcel Energy Inc.	3,339,858	146,886,955

		811,820,859
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.12%
Amphenol Corp. Class A	311,266	18,526,552

		18,526,552
ENERGY EQUIPMENT & SERVICES — 0.11%
Schlumberger Ltd.	218,685	17,608,516

		17,608,516
FOOD & STAPLES RETAILING — 1.46%
Costco Wholesale Corp.	305,739	51,125,676
CVS Health Corp.	519,668	48,183,617
Sysco Corp.	863,106	44,700,260
Wal-Mart Stores Inc.	1,085,691	79,222,872

		223,232,425
FOOD PRODUCTS — 4.61%
Campbell Soup Co.	1,377,625	85,784,709
ConAgra Foods Inc.	700,704	32,764,919
General Mills Inc.	3,346,197	240,558,102
Hershey Co. (The)	998,736	110,619,999
JM Smucker Co. (The)	79,164	12,203,922
Kellogg Co.	1,510,297	124,916,665
McCormick & Co. Inc./MD	968,538	99,033,011

		705,881,327
HEALTH CARE EQUIPMENT & SUPPLIES — 7.39%
Abbott Laboratories	2,176,726	97,408,489
Baxter International Inc.	1,712,024	82,211,392
Becton Dickinson and Co.	1,178,205	207,364,080
CR Bard Inc.	652,154	145,906,414
Danaher Corp.	480,027	39,093,399

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL USA ETF

July 31, 2016

Security	Shares	Value
Intuitive Surgical Inc.[a]	116,007	$80,713,030
Medtronic PLC	1,422,157	124,623,618
ResMed Inc.	349,811	24,094,982
Stryker Corp.	1,569,663	182,520,414
Varian Medical Systems Inc.[a,b]	1,056,802	100,121,422
Zimmer Biomet Holdings Inc.	365,088	47,877,640

		1,131,934,880
HEALTH CARE PROVIDERS & SERVICES — 6.20%
Aetna Inc.	232,357	26,769,850
AmerisourceBergen Corp.	891,362	75,935,129
Anthem Inc.	248,425	32,628,139
Cardinal Health Inc.	810,430	67,751,948
Cigna Corp.	420,224	54,192,087
DaVita HealthCare Partners Inc.[a]	1,337,225	103,688,426
Express Scripts Holding Co.[a]	821,351	62,480,171
Henry Schein Inc.[a,b]	842,216	152,424,252
Humana Inc.	91,376	15,766,929
Laboratory Corp. of America Holdings[a]	552,821	77,151,699
McKesson Corp.	44,409	8,640,215
Patterson Companies Inc.	1,192,626	58,868,019
Quest Diagnostics Inc.	404,505	34,933,052
UnitedHealth Group Inc.	1,254,327	179,619,626

		950,849,542
HOTELS, RESTAURANTS & LEISURE — 2.08%
Chipotle Mexican Grill Inc.[a,b]	59,130	25,070,529
Darden Restaurants Inc.	323,622	19,922,170
McDonald’s Corp.	1,707,286	200,862,198
Starbucks Corp.	1,264,806	73,421,988

		319,276,885
HOUSEHOLD PRODUCTS — 4.48%
Church & Dwight Co. Inc.	1,119,412	109,971,035
Clorox Co. (The)	945,767	123,961,681
Colgate-Palmolive Co.	1,724,868	128,381,925
Kimberly-Clark Corp.	749,708	97,124,671
Procter & Gamble Co. (The)	2,659,145	227,596,221

		687,035,533
INDUSTRIAL CONGLOMERATES — 0.56%
3M Co.	482,732	86,100,079

		86,100,079
INSURANCE — 5.62%
Alleghany Corp.[a,b]	102,241	55,567,984
Allstate Corp. (The)	323,800	22,125,254

Security	Shares	Value
Aon PLC	215,775	$23,103,029
Arch Capital Group Ltd.[a]	1,754,182	127,406,239
Axis Capital Holdings Ltd.	1,452,961	80,755,572
Chubb Ltd.	1,162,081	145,562,266
Everest Re Group Ltd.	451,319	85,303,804
Markel Corp.[a]	42,487	40,309,541
Marsh & McLennan Companies Inc.	1,273,578	83,737,754
RenaissanceRe Holdings Ltd.	581,389	68,324,835
Travelers Companies Inc. (The)	653,194	75,914,207
WR Berkley Corp.	923,717	53,751,092

		861,861,577
INTERNET SOFTWARE & SERVICES — 1.20%
Alphabet Inc. Class Aa	85,233	67,448,282
eBay Inc.[a]	1,663,733	51,841,921
Facebook Inc. Class Aa	526,947	65,309,811

		184,600,014
IT SERVICES — 8.73%
Accenture PLC Class A	1,446,791	163,212,493
Automatic Data Processing Inc.	2,324,108	206,729,407
Broadridge Financial Solutions Inc.	1,146,051	77,564,732
Fidelity National Information Services Inc.	1,128,565	89,754,774
Fiserv Inc.[a]	1,438,523	158,755,398
Gartner Inc.[a]	867,936	87,010,584
International Business Machines Corp.	708,900	113,863,518
MasterCard Inc. Class A	494,285	47,075,703
Paychex Inc.	3,849,021	228,169,965
Vantiv Inc. Class Aa	236,453	12,950,531
Visa Inc. Class A	1,953,598	152,478,324

		1,337,565,429
LIFE SCIENCES TOOLS & SERVICES — 0.68%
Thermo Fisher Scientific Inc.	363,378	57,718,962
Waters Corp.[a]	296,496	47,122,109

		104,841,071
MACHINERY — 0.08%
Fortive Corp.[a]	242,684	11,699,796

		11,699,796
MEDIA — 0.89%
Charter Communications Inc.[a]	333,464	78,320,690
Comcast Corp. Class A	853,764	57,415,629

		135,736,319

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL USA ETF

July 31, 2016

Security	Shares	Value
METALS & MINING — 1.36%
Newmont Mining Corp.	4,735,443	$208,359,492

		208,359,492
MULTI-UTILITIES — 3.03%
Consolidated Edison Inc.	2,655,403	212,644,672
Dominion Resources Inc./VA	1,806,135	140,914,653
Sempra Energy	166,853	18,667,514
WEC Energy Group Inc.	1,418,564	92,078,989

		464,305,828
MULTILINE RETAIL — 1.08%
Dollar General Corp.	537,956	50,965,951
Dollar Tree Inc.[a]	274,647	26,445,760
Target Corp.	1,161,831	87,520,729

		164,932,440
OIL, GAS & CONSUMABLE FUELS — 1.78%
Chevron Corp.	230,175	23,588,334
Exxon Mobil Corp.	2,239,294	199,185,201
Occidental Petroleum Corp.	659,704	49,299,680

		272,073,215
PHARMACEUTICALS — 5.64%
Allergan PLC[a,b]	39,056	9,879,215
Bristol-Myers Squibb Co.	1,780,667	133,211,698
Eli Lilly & Co.	1,674,159	138,771,040
Johnson & Johnson	1,895,427	237,364,323
Merck & Co. Inc.	2,722,396	159,695,749
Pfizer Inc.	5,020,996	185,224,543

		864,146,568
PROFESSIONAL SERVICES — 0.26%
Equifax Inc.	88,279	11,693,436
Nielsen Holdings PLC	274,427	14,780,638
Verisk Analytics Inc. Class Aa,b	150,135	12,803,513

		39,277,587
REAL ESTATE INVESTMENT TRUSTS (REITS) — 12.21%
American Capital Agency Corp.[b]	5,106,761	100,041,448
American Tower Corp.[b]	732,603	84,813,449
Annaly Capital Management Inc.[b]	15,574,666	171,009,833
AvalonBay Communities Inc.	1,017,617	188,920,596
Boston Properties Inc.	79,057	11,236,371
Camden Property Trust[b]	126,711	11,352,039
Crown Castle International Corp.[b]	1,616,748	156,873,059
Digital Realty Trust Inc.[b]	316,637	33,075,901
Equity Residential[b]	1,394,067	94,782,615

Security	Shares	Value
Essex Property Trust Inc.	235,480	$55,074,062
Extra Space Storage Inc.[b]	138,143	11,883,061
Federal Realty Investment Trust[b]	560,744	95,158,257
General Growth Properties Inc.	1,010,341	32,280,395
Macerich Co. (The)	877,964	78,349,507
Public Storage	793,423	189,564,623
Realty Income Corp.[b]	1,571,570	112,320,108
Regency Centers Corp.[b]	523,410	44,453,211
Simon Property Group Inc.	538,249	122,204,053
UDR Inc.[b]	2,091,025	77,848,861
Ventas Inc.[b]	1,362,458	103,764,801
Vornado Realty Trust	134,848	14,482,675
Welltower Inc.[b]	1,036,430	82,219,992

		1,871,708,917
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.38%
Intel Corp.	1,673,367	58,333,574

		58,333,574
SOFTWARE — 2.96%
Adobe Systems Inc.[a]	660,676	64,653,754
ANSYS Inc.[a]	790,656	70,653,020
Cadence Design Systems Inc.[a]	1,353,340	32,547,827
Intuit Inc.	70,929	7,872,410
Microsoft Corp.	1,467,246	83,163,503
Oracle Corp.	1,614,574	66,262,117
Synopsys Inc.[a]	2,201,800	119,249,488
VMware Inc. Class Aa,b	122,437	8,935,452

		453,337,571
SPECIALTY RETAIL — 3.57%
AutoZone Inc.[a,b]	175,243	142,642,545
Foot Locker Inc.	146,618	8,741,365
Home Depot Inc. (The)	774,516	107,069,092
L Brands Inc.	280,611	20,737,153
Lowe’s Companies Inc.	737,171	60,654,430
O’Reilly Automotive Inc.[a,b]	98,552	28,642,168
Ross Stores Inc.	403,979	24,978,021
TJX Companies Inc. (The)	1,886,326	154,150,561

		547,615,335
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.46%
Apple Inc.	100,411	10,463,830
EMC Corp.	2,143,252	60,611,167

		71,074,997

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL USA ETF

July 31, 2016

Security	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 0.34%
NIKE Inc. Class B	499,895	$27,744,172
VF Corp.	398,851	24,900,268

		52,644,440
TOBACCO — 1.66%
Altria Group Inc.	2,190,181	148,275,254
Philip Morris International Inc.	612,677	61,426,996
Reynolds American Inc.	891,228	44,614,873

		254,317,123
WATER UTILITIES — 0.26%
American Water Works Co. Inc.	491,098	40,554,873

		40,554,873

TOTAL COMMON STOCKS
(Cost: $13,649,405,753)		15,283,091,262

SHORT-TERM INVESTMENTS — 0.94%

MONEY MARKET FUNDS — 0.94%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[c,d,e]	114,156,992	114,156,992
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[c,d,e]	6,307,679	6,307,679

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	23,130,185	$23,130,185

		143,594,856

TOTAL SHORT-TERM INVESTMENTS
(Cost: $143,594,856)		143,594,856

TOTAL INVESTMENTS IN SECURITIES — 100.66%
(Cost: $13,793,000,609)[f]		15,426,686,118
Other Assets, Less Liabilities — (0.66)%		(101,415,919)

NET ASSETS — 100.00%		$15,325,270,199

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $13,859,068,064. Net unrealized appreciation was $1,567,618,054, of which $1,664,492,897 represented gross unrealized appreciation on securities and $96,874,843 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$15,283,091,262	$—	$—	$15,283,091,262
Money market funds	143,594,856	—	—	143,594,856

Total	$15,426,686,118	$—	$—	$15,426,686,118

See notes to financial statements.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2016

	iShares Edge MSCI Min Vol Asia ex Japan ETF	iShares Edge MSCI Min Vol Japan ETF	iShares Edge MSCI Min Vol USA ETF

ASSETS
Investments, at cost:
Unaffiliated	$113,455,058	$45,212,316	$13,649,405,753
Affiliated (Note 2)	2,697,918	665,046	143,594,856

Total cost of investments	$116,152,976	$45,877,362	$13,793,000,609

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$119,306,792	$48,688,785	$15,283,091,262
Affiliated (Note 2)	2,697,918	665,046	143,594,856

Total fair value of investments	122,004,710	49,353,831	15,426,686,118
Foreign currency, at value[b]	334,075	15,837	—
Cash	—	—	4,715,258
Receivables:
Investment securities sold	1,673	28,467	—
Dividends and interest	358,529	138,315	16,557,056
Capital shares sold	—	—	1,607,231
Tax reclaims	—	1,137	—

Total Assets	122,698,987	49,537,587	15,449,565,663

LIABILITIES
Payables:
Investment securities purchased	265,756	—	—
Collateral for securities on loan (Note 1)	2,583,798	662,896	120,464,671
Capital shares redeemed	—	—	1,909,041
Foreign taxes (Note 1)	107	—	—
Investment advisory fees (Note 2)	35,303	12,092	1,921,752

Total Liabilities	2,884,964	674,988	124,295,464

NET ASSETS	$119,814,023	$48,862,599	$15,325,270,199

Net assets consist of:
Paid-in capital	$113,522,937	$45,787,786	$13,825,013,808
Undistributed net investment income	703,749	200,873	16,292,411
Accumulated net realized loss	(265,826)	(607,269)	(149,721,529)
Net unrealized appreciation	5,853,163	3,481,209	1,633,685,509

NET ASSETS	$119,814,023	$48,862,599	$15,325,270,199

Shares outstanding[c]	2,450,000	800,000	326,700,000

Net asset value per share	$48.90	$61.08	$46.91

[a]	Securities on loan with values of $2,373,478, $636,269 and $118,088,001, respectively. See Note 1.
[b]	Cost of foreign currency: $334,421, $15,837 and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2016

	iShares Edge MSCI Min Vol Asia ex Japan ETF	iShares Edge MSCI Min Vol Japan ETF	iShares Edge MSCI Min Vol USA ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,424,228	$612,302	$220,222,013
Dividends — affiliated (Note 2)	106	17	23,970
Securities lending income — affiliated — net (Note 2)	4,923	1,659	385,959

	1,429,257	613,978	220,631,942
Less: Other foreign taxes (Note 1)	(1,911)	—	—

Total investment income	1,427,346	613,978	220,631,942

EXPENSES
Investment advisory fees (Note 2)	95,620	93,831	13,919,541

Total expenses	95,620	93,831	13,919,541

Net investment income	1,331,726	520,147	206,712,401

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(156,884)	(579,769)	(98,990,665)
In-kind redemptions — unaffiliated	—	989,565	316,307,646
Foreign currency transactions	16,929	40,493	—

Net realized gain (loss)	(139,955)	450,289	217,316,981

Net change in unrealized appreciation/depreciation on:
Investments	6,049,052	2,753,326	1,274,445,704
Translation of assets and liabilities in foreign currencies	1,614	5,441	—

Net change in unrealized appreciation/depreciation	6,050,666	2,758,767	1,274,445,704

Net realized and unrealized gain	5,910,711	3,209,056	1,491,762,685

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,242,437	$3,729,203	$1,698,475,086

[a]	Net of foreign withholding tax of $153,788, $71,551 and $ —, respectively.

See notes to financial statements.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Edge MSCI Min Vol Asia ex Japan ETF		iShares Edge MSCI Min Vol Japan ETF
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,331,726	$115,373	$520,147	$176,448
Net realized gain (loss)	(139,955)	19,879	450,289	725,973
Net change in unrealized appreciation/depreciation	6,050,666	(355,131)	2,758,767	307,801

Net increase (decrease) in net assets resulting from operations	7,242,437	(219,879)	3,729,203	1,210,222

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(676,553)	(115,619)	(432,069)	(164,748)

Total distributions to shareholders	(676,553)	(115,619)	(432,069)	(164,748)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	108,134,390	2,803,400	39,450,909	11,566,866
Cost of shares redeemed	—	(2,596,900)	(11,373,499)	(5,724,123)

Net increase in net assets from capital share transactions	108,134,390	206,500	28,077,410	5,842,743

INCREASE (DECREASE) IN NET ASSETS	114,700,274	(128,998)	31,374,544	6,888,217

NET ASSETS
Beginning of year	5,113,749	5,242,747	17,488,055	10,599,838

End of year	$119,814,023	$5,113,749	$48,862,599	$17,488,055

Undistributed net investment income included in net assets at end of year	$703,749	$31,647	$200,873	$11,413

SHARES ISSUED AND REDEEMED
Shares sold	2,350,000	50,000	700,000	200,000
Shares redeemed	—	(50,000)	(200,000)	(100,000)

Net increase in shares outstanding	2,350,000	—	500,000	100,000

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI Min Vol USA ETF
	Year ended July 31, 2016	Year ended July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$206,712,401	$82,666,441
Net realized gain	217,316,981	221,702,313
Net change in unrealized appreciation/depreciation	1,274,445,704	218,073,095

Net increase in net assets resulting from operations	1,698,475,086	522,441,849

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(199,746,172)	(77,063,188)

Total distributions to shareholders	(199,746,172)	(77,063,188)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,040,019,610	3,537,253,521
Cost of shares redeemed	(1,507,324,908)	(1,266,317,551)

Net increase in net assets from capital share transactions	8,532,694,702	2,270,935,970

INCREASE IN NET ASSETS	10,031,423,616	2,716,314,631

NET ASSETS
Beginning of year	5,293,846,583	2,577,531,952

End of year	$15,325,270,199	$5,293,846,583

Undistributed net investment income included in net assets at end of year	$16,292,411	$9,326,182

SHARES ISSUED AND REDEEMED
Shares sold	235,100,000	87,400,000
Shares redeemed	(34,700,000)	(31,400,000)

Net increase in shares outstanding	200,400,000	56,000,000

See notes to financial statements.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Min Vol Asia ex Japan ETF

	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Period from Jun. 3, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$51.14	$52.43	$50.44

Income from investment operations:
Net investment income[b]	2.31	1.36	0.36
Net realized and unrealized gain (loss)[c]	(3.56)	(1.49)	1.63

Total from investment operations	(1.25)	(0.13)	1.99

Less distributions from:
Net investment income	(0.99)	(1.16)	—

Total distributions	(0.99)	(1.16)	—

Net asset value, end of period	$48.90	$51.14	$52.43

Total return	(2.31)%	(0.21)%	3.95%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$119,814	$5,114	$5,243
Ratio of expenses to average net assets[e]	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets[e]	4.87%	2.59%	4.44%
Portfolio turnover rate[f]	44%	44%	0%[g]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2016, July 31, 2015 and the period ended July 31, 2014 were 44%, 21% and 0%, respectively. See Note 4.
[g]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Min Vol Japan ETF

	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Period from Jun. 3, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$58.29	$53.00	$50.88

Income from investment operations:
Net investment income[b]	0.95	0.77	0.05
Net realized and unrealized gain[c]	2.59	5.22	2.07

Total from investment operations	3.54	5.99	2.12

Less distributions from:
Net investment income	(0.75)	(0.70)	—

Total distributions	(0.75)	(0.70)	—

Net asset value, end of period	$61.08	$58.29	$53.00

Total return	6.13%	11.48%	4.17%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$48,863	$17,488	$10,600
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[e]	1.66%	1.42%	0.55%
Portfolio turnover rate[f]	24%	18%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol USA ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Period from Oct. 18, 2011[a] to Jul. 31, 2012
Net asset value, beginning of period	$41.91	$36.66	$33.75	$29.48	$25.32

Income from investment operations:
Net investment income[b]	0.96	0.84	0.76	0.83	0.56
Net realized and unrealized gain[c]	4.95	5.18	3.00	4.13	3.85

Total from investment operations	5.91	6.02	3.76	4.96	4.41

Less distributions from:
Net investment income	(0.91)	(0.77)	(0.85)	(0.69)	(0.25)

Total distributions	(0.91)	(0.77)	(0.85)	(0.69)	(0.25)

Net asset value, end of period	$46.91	$41.91	$36.66	$33.75	$29.48

Total return	14.35%	16.52%	11.27%	17.08%	17.50%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$15,325,270	$5,293,847	$2,577,532	$2,325,294	$353,808
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	2.23%	2.06%	2.15%	2.56%	2.48%
Portfolio turnover rate[f]	28%	23%	24%	26%	30%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Edge MSCI Min Vol Asia ex Japan[a]	Non-diversified
Edge MSCI Min Vol Japan[b]	Non-diversified
Edge MSCI Min Vol USA[c]	Diversified

[a]	Formerly the iShares MSCI Asia ex Japan Minimum Volatility ETF.
[b]	Formerly the iShares MSCI Japan Minimum Volatility ETF.
[c]	Formerly the iShares MSCI USA Minimum Volatility ETF.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® TRUST

to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2016, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Edge MSCI Min Vol Asia ex Japan
Citigroup Global Markets Inc.	$481,819	$481,819	$—
Credit Suisse Securities (USA) LLC	775,283	775,283	—
Deutsche Bank Securities Inc.	23,602	23,602	—
JPMorgan Clearing Corp.	42,253	42,253	—
Morgan Stanley & Co. LLC	1,050,521	1,050,521	—

	$2,373,478	$2,373,478	$—

Edge MSCI Min Vol Japan
Merrill Lynch, Pierce, Fenner & Smith	$636,269	$636,269	$—

	$636,269	$636,269	$—

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Edge MSCI Min Vol USA
Barclays Capital Inc.	$32,403	$32,403	$—
BNP Paribas Prime Brokerage International Ltd.	256,160	256,160	—
Citigroup Global Markets Inc.	17,668,220	17,668,220	—
Credit Suisse Securities (USA) LLC	266,662	266,662	—
Goldman Sachs & Co.	13,371,357	13,371,357	—
HSBC Bank PLC	1,465,146	1,465,146	—
JPMorgan Clearing Corp.	30,896,277	30,896,277	—
Merrill Lynch, Pierce, Fenner & Smith	9,833,397	9,809,095	(24,302)
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	17,380,534	17,380,534	—
Nomura Securities International Inc.	3,842,136	3,842,136	—
State Street Bank & Trust Company	10,164,289	10,164,289	—
UBS Securities LLC	12,911,420	12,911,420	—

	$118,088,001	$118,063,699	$(24,302)

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Edge MSCI Min Vol Asia ex Japan	0.35%
Edge MSCI Min Vol Japan	0.30
Edge MSCI Min Vol USA	0.15

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Pursuant to a securities lending agreement, the iShares Edge MSCI Min Vol USA ETF (the “Group 1 Fund”), retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares Edge MSCI Min Vol Asia ex Japan ETF and iShares Edge MSCI Min Vol Japan ETF (the “Group 2 Funds”), retain 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Edge MSCI Min Vol Asia ex Japan	$1,424
Edge MSCI Min Vol Japan	433
Edge MSCI Min Vol USA	193,092

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol Asia ex Japan	$2,016,501	$3,924,716
Edge MSCI Min Vol USA	271,841,051	217,546,107

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2016 were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol Asia ex Japan	$59,451,456	$13,539,385
Edge MSCI Min Vol Japan	7,883,185	7,564,766
Edge MSCI Min Vol USA	2,578,525,574	2,481,283,149
In-kind transactions (see Note 4) for the year ended July 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Min Vol Asia ex Japan	$62,426,254	$—
Edge MSCI Min Vol Japan	38,982,690	11,211,785
Edge MSCI Min Vol USA	9,946,001,648	1,486,404,680

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of a Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

When a fund concentrates its investments in issuers located in a single country, whether directly or indirectly, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2016, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Edge MSCI Min Vol Asia ex Japan	$—	$16,929	$(16,929)
Edge MSCI Min Vol Japan	826,826	101,382	(928,208)
Edge MSCI Min Vol USA	305,400,139	—	(305,400,139)

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 was as follows:

iShares ETF	2016	2015
Edge MSCI Min Vol Asia ex Japan
Ordinary income	$676,553	$115,619

Edge MSCI Min Vol Japan
Ordinary income	$432,069	$164,748

Edge MSCI Min Vol USA
Ordinary income	$199,746,172	$77,063,188

As of July 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Edge MSCI Min Vol Asia ex Japan	$779,850	$(97,570)	$5,704,402	$(95,596)	$6,291,086
Edge MSCI Min Vol Japan	796,112	(26,123)	2,632,045	(327,221)	3,074,813
Edge MSCI Min Vol USA	16,292,411	(37,606,384)	1,567,618,054	(46,047,690)	1,500,256,391

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2016, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Edge MSCI Min Vol Asia ex Japan	$97,570
Edge MSCI Min Vol Japan	26,123
Edge MSCI Min Vol USA	37,606,384

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Edge MSCI Min Vol Asia ex Japan ETF, iShares Edge MSCI Min Vol Japan ETF and iShares Edge MSCI Min Vol USA ETF (the “Funds”) at July 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 26, 2016

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2016:

iShares ETF	Qualified Dividend Income
Edge MSCI Min Vol Asia ex Japan	$539,971
Edge MSCI Min Vol Japan	614,885
Edge MSCI Min Vol USA	175,741,386

For corporate shareholders, the percentage of income dividends paid by the iShares Edge MSCI Min Vol USA ETF during the fiscal year ended July 31, 2016 that qualified for the dividends-received deduction was 79.93%.

For the fiscal year ended July 31, 2016, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Edge MSCI Min Vol Asia ex Japan	$1,578,016	$155,689
Edge MSCI Min Vol Japan	680,678	71,521

TAX INFORMATION	43

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Edge MSCI Min Vol Asia ex Japan ETF and iShares Edge MSCI Min Vol Japan ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS	45

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares Edge MSCI Min Vol USA ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS	47

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS	49

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total per Share
Edge MSCI Min Vol Asia ex Japan	$0.985422	$—	$—	$0.985422	100%	—%	—%	100%
Edge MSCI Min Vol Japan	0.749640	—	—	0.749640	100	—	—	100
Edge MSCI Min Vol USA	0.892902	—	0.019666	0.912568	98	—	2	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	51

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Edge MSCI Min Vol Asia ex Japan ETF

Period Covered: June 3, 2014 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.19%
Greater than 2.0% and Less than 2.5%	1	0.19
Greater than 1.5% and Less than 2.0%	3	0.57
Greater than 1.0% and Less than 1.5%	11	2.10
Greater than 0.5% and Less than 1.0%	62	11.81
Between 0.5% and –0.5%	247	47.05
Less than –0.5% and Greater than –1.0%	126	24.00
Less than –1.0% and Greater than –1.5%	46	8.76
Less than –1.5% and Greater than –2.0%	25	4.76
Less than –2.0% and Greater than –2.5%	2	0.38
Less than –2.5% and Greater than –3.0%	1	0.19

	525	100.00%

iShares Edge MSCI Min Vol Japan ETF

Period Covered: June 3, 2014 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.38%
Greater than 2.5% and Less than 3.0%	2	0.38
Greater than 2.0% and Less than 2.5%	2	0.38
Greater than 1.5% and Less than 2.0%	13	2.48
Greater than 1.0% and Less than 1.5%	31	5.90
Greater than 0.5% and Less than 1.0%	76	14.48
Between 0.5% and –0.5%	280	53.34
Less than –0.5% and Greater than –1.0%	66	12.57
Less than –1.0% and Greater than –1.5%	28	5.33
Less than –1.5% and Greater than –2.0%	17	3.24
Less than –2.0% and Greater than –2.5%	2	0.38
Less than –2.5% and Greater than –3.0%	2	0.38
Less than –3.0% and Greater than –3.5%	2	0.38
Less than –3.5% and Greater than –4.0%	2	0.38

	525	100.00%

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Edge MSCI Min Vol USA ETF

Period Covered: October 18, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	2	0.17%
Greater than 0.5% and Less than 1.0%	3	0.25
Between 0.5% and –0.5%	1,177	99.50
Less than –0.5%	1	0.08

	1,183	100.00%

SUPPLEMENTAL INFORMATION	53

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 342 funds (as of July 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	55

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (51)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (45)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	57

Notes:

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-709-0716

JULY 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares Core MSCI EAFE ETF | IEFA | NYSE Arca
➢	iShares Core MSCI Europe ETF | IEUR | NYSE Arca
➢	iShares Core MSCI Pacific ETF | IPAC | NYSE Arca
➢	iShares Core MSCI Total International Stock ETF | IXUS | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

INTERNATIONAL EQUITY MARKET OVERVIEW

International equity markets declined for the 12 months ended July 31, 2016 (the “reporting period”). The MSCI ACWI ex U.S.A Index, a broad global equity index that includes both developed and emerging markets but excludes the U.S., returned -5.54% for the reporting period.

International stocks fell throughout the first half of the reporting period amid lower energy prices and weaker global economic growth, including slowdowns in larger economies such as the U.S., the U.K., and China. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates. The primary exception was the U.S., where the Federal Reserve Bank (the “Fed”) raised its short-term interest rate target in December 2015, ending a seven-year period of near-zero interest rates.

International equity markets recovered somewhat in the latter half of the reporting period. Central bank stimulus activity and a recovery in energy prices helped international equity markets reverse course, as did signs of stabilization in China. Late in the reporting period, market volatility increased following the “Brexit” referendum in the U.K., where an affirmative vote to leave the European Union led to a sharp decline in the British pound (which fell by 18% against the U.S. dollar for the reporting period) and increased expectations of an interest rate cut from the Bank of England.

From a regional perspective, equity markets in the Asia/Pacific region held up the best, though performance was mixed. Australia and New Zealand posted positive returns for the reporting period, benefiting from improving economic growth. However, other equity markets in the region, including Hong Kong and Singapore, fell during the reporting period.

In Japan, the stock market declined by nearly 20% as the Japanese economy continued to stagnate despite extensive economic stimulus measures from the Bank of Japan. However, a strong rally in the Japanese yen, which appreciated by 17% against the U.S. dollar, helped offset the overall market decline, resulting in a modestly negative return in U.S. dollar terms.

European stock markets declined by approximately 10% for the reporting period. Although the European Central Bank increased its quantitative easing measures during the reporting period, economic growth in the Eurozone remained muted. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most for the reporting period, while Belgium and Denmark were the best performers.

In the U.K., the equity market advanced by about 4% in local currency terms for the reporting period as the economic environment appeared to improve in 2016 after slowing over the last half of 2015. However, expectations that Brexit will have a negative impact on the U.K. economy put downward pressure on the British pound relative to other major currencies. As a result, the U.K. stock market’s return in U.S. dollar terms was negative.

Emerging markets stocks declined by approximately 1% for the reporting period. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil. Stock markets in Eastern Europe fell the most, primarily because of sharp declines in Greece, Poland, and the Czech Republic.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI EAFE ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(6.24)%	(6.32)%	(6.39)%	(6.24)%	(6.32)%	(6.39)%
Since Inception	5.63%	5.57%	5.50%	23.06%	22.76%	22.47%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,089.10	$0.62	$1,000.00	$1,024.30	$0.60	0.12%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI EAFE ETF

The iShares Core MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -6.24%, net of fees, while the total return for the Index was -6.39%.

As represented by the Index, international developed market equities declined during the reporting period in U.S. dollar terms.

The United Kingdom, which accounted for roughly 20% of the Index on average during the reporting period, was the leading detractor from Index performance. The U.K. equity market finished with positive returns in local currency terms, buoyed by the swift resolution of the leadership crisis following the Brexit vote, the prospect of lower interest rates and the sharp decline in the value of the British pound. However, the slump in the pound relative to the U.S. dollar meant a negative return for U.S. investors.

Concerns about the pace of economic growth, European banking sector health, and uncertainty associated with Brexit weighed on stocks in much of the Eurozone — France, Spain, Italy, and Germany all posted negative returns — as well as in Switzerland. Japanese equities, which accounted for nearly a quarter of the Index on average, were notable detractors from the Index’s performance, amid continued slow growth, the threat of deflation, and a stronger yen.

A few countries contributed to performance, led by Australia, which experienced positive performance in its local market, as well as appreciation of the Australian dollar relative to the U.S. dollar. New Zealand’s equity market contributed slightly to the Index’s performance for the reporting period.

From a sector standpoint, financials, which represented nearly a quarter of the Index on average during the reporting period, detracted the most from performance. Many European financials stocks suffered from volatility in currency and financial markets, as well as concerns about economic growth and the fate of the European Union in the wake of the Brexit vote. The only sectors to contribute to Index performance were consumer staples and information technology.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	22.69%
Industrials	14.92
Consumer Discretionary	12.70
Consumer Staples	12.06
Health Care	11.58
Materials	7.33
Information Technology	6.30
Energy	4.49
Telecommunication Services	4.41
Utilities	3.52

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

Japan	24.80%
United Kingdom	18.90
France	8.89
Germany	8.48
Switzerland	8.39
Australia	7.38
Hong Kong	3.14
Sweden	3.12
Netherlands	3.02
Spain	2.90

TOTAL	89.02%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI EUROPE ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(9.39)%	(9.35)%	(9.61)%	(9.39)%	(9.35)%	(9.61)%
Since Inception	(6.68)%	(6.70)%	(6.95)%	(13.76)%	(13.81)%	(14.28)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,061.20	$0.61	$1,000.00	$1,024.30	$0.60	0.12%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI EUROPE ETF

The iShares Core MSCI Europe ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization European equities, as represented by the MSCI Europe IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -9.39%, net of fees, while the total return for the Index was -9.61%.

European stocks, as represented by the Index, delivered a negative return for the reporting period. The loss reflected ongoing uncertainty surrounding the effectiveness of monetary policy initiatives by the European Central Bank to support the still-weak regional economy, as well the United Kingdom’s decision in late June to leave the European Union.

The United Kingdom was the largest allocation in the Index at an average of 31%, and it was also the largest detractor for the reporting period. A significant portion of this decline was attributable to the fall of the British pound relative to the U.S. dollar in the aftermath of Brexit.

Stocks in Switzerland, France, Spain, and Italy also detracted from the Index’s return. Stocks in Switzerland were impacted in part by slowing regional economic growth and by the associated pressure on its banking sector. French stocks also were beset by weak economic growth in the Eurozone. In Spain, stocks were negatively affected by the country’s double-dip recession, and in Italy, stocks were impacted by the deflationary conditions of the country’s debt-ridden economy.

German stocks also had a negative impact on the Index for the reporting period. While losses in Germany were somewhat less than elsewhere in Europe, German stocks too were hurt by concerns about weak global economic growth.

European financials, the largest sector allocation in the Index, was the most significant detractor for the reporting period, as interest rates and economic growth remained muted.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	19.38%
Consumer Staples	14.83
Health Care	13.81
Industrials	13.71
Consumer Discretionary	11.02
Materials	7.40
Energy	6.37
Information Technology	5.41
Telecommunication Services	4.19
Utilities	3.88

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

United Kingdom	30.52%
France	14.36
Germany	13.69
Switzerland	13.55
Sweden	5.02
Netherlands	4.88
Spain	4.69
Italy	3.49
Denmark	3.07
Belgium	2.30

TOTAL	95.57%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI PACIFIC ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.79)%	(1.61)%	(0.31)%	(0.79)%	(1.61)%	(0.31)%
Since Inception	1.76%	1.44%	1.99%	3.80%	3.12%	4.30%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,135.10	$0.64	$1,000.00	$1,024.30	$0.60	0.12%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI PACIFIC ETF

The iShares Core MSCI Pacific ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization Pacific region equities, as represented by the MSCI Pacific IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -0.79%, net of fees, while the total return for the Index was -0.31%.

Equities in the Pacific region, as represented by the Index, delivered essentially flat results for the reporting period, reflecting ongoing concerns about weaker global trade and the short-term impact of China’s economic slowdown.

Japan, which accounted for 68% of the Index on average for the reporting period, was the largest detractor from Index results. Japanese stocks declined sharply on weakening economic prospects, while the Japanese yen strengthened against the U.S. dollar, driven in part by the perceived safety of the yen relative to many other world currencies and also by investors covering short positions on the Japanese carry trade. For U.S. investors, the rising Japanese yen partially buffered the impact of the declining stock market.

Hong Kong and Singapore, which together made up 13% of the Index on average, also detracted from Index performance. Hong Kong had negative results, partially due to its close ties with China. Singapore was impacted by concerns about slowing Asian economic and trade growth, as well as its exposure to China and the energy sector.

Australia, which represented 19% of the Index on average, posted solid performance for the reporting period, partially offsetting the negative performance of other regional economies. Australian stocks were aided by rising commodities prices, which helped support the performance of large mining companies there. New Zealand also made a positive contribution to Index results, strengthened in part by its solid economic performance and the attractive dividend yields of many of its stocks.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	28.14%
Industrials	17.26
Consumer Discretionary	16.07
Consumer Staples	7.49
Health Care	7.29
Materials	7.25
Information Technology	7.22
Telecommunication Services	4.84
Utilities	3.04
Energy	1.40

TOTAL	100.00%

COUNTRY ALLOCATION

As of 7/31/16

Country	Percentage of Total Investments*

Japan	66.84%
Australia	19.65
Hong Kong	8.66
Singapore	3.89
New Zealand	0.96

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(4.31)%	(4.33)%	(4.59)%	(4.31)%	(4.33)%	(4.59)%
Since Inception	3.54%	3.55%	3.47%	14.10%	14.13%	13.78%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,120.50	$0.74	$1,000.00	$1,024.20	$0.70	0.14%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

The iShares Core MSCI Total International Stock ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization non-U.S. equities, as represented by the MSCI ACWI ex USA IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -4.31%, net of fees, while the total return for the Index was -4.59%.

International stocks, as represented by the Index, had a negative return for the reporting period. The decline was the result of multiple factors, including the volatility in energy prices and generally sluggish global growth. The United Kingdom’s surprise decision in late June to exit the European Union also had a negative impact on international stocks.

The United Kingdom was the largest detractor from Index returns for the reporting period. A significant portion of this decline was attributable to the depreciation of the British pound relative to the U.S. dollar in the aftermath of Brexit.

Japan, which was the largest allocation in the Index, also detracted, albeit to a lesser degree than the U.K. Japanese stocks suffered significant losses during the reporting period as the Japanese yen strengthened considerably relative to the U.S. dollar, but the stronger Japanese yen also limited the decline for U.S. investors.

Switzerland and China detracted from performance, as did the major economies of the Eurozone. Stocks in Switzerland were hurt in part by slowing regional economic growth and by the associated pressure on the country’s banking sector. Chinese stocks were especially volatile due to uncertainties about domestic economic growth and market interventions by the Chinese government.

The strongest contributors to the Index’s return were South Korea, where investors rallied around new corporate governance mandates, and Australia, where rising commodities prices helped support market performance.

ALLOCATION BY SECTOR

As of 7/31/16

Sector/Investment Type	Percentage of Total Investments*

Financials	24.00%
Industrials	12.83
Consumer Discretionary	12.00
Consumer Staples	10.62
Information Technology	9.56
Health Care	9.06
Materials	7.78
Energy	5.89
Telecommunication Services	4.55
Utilities	3.34
Investment Companies	0.37

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

Japan	17.51%
United Kingdom	13.35
Canada	6.83
France	6.28
Germany	5.98
Switzerland	5.93
China	5.58
Australia	5.22
South Korea	3.47
Taiwan	2.90

TOTAL	73.05%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2016 and held through July 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.93%

AUSTRALIA — 7.34%
Abacus Property Group	288,231	$694,452
Adelaide Brighton Ltd.	413,946	1,859,402
AGL Energy Ltd.	574,333	8,983,618
Ainsworth Game Technology Ltd.	205,349	326,198
ALS Ltd.	446,005	1,728,829
Altium Ltd.	100,645	560,710
Alumina Ltd.	2,055,455	2,069,979
Amcor Ltd./Australia	966,924	11,038,356
AMP Ltd.	2,514,554	11,103,994
Ansell Ltd.	132,695	1,953,558
APA Group	947,968	6,996,084
APN News & Media Ltd.[a]	157,100	489,556
APN Outdoor Group Ltd.	151,143	925,902
ARB Corp. Ltd.	79,604	1,098,130
Ardent Leisure Group	425,217	685,155
Aristocrat Leisure Ltd.	448,293	5,431,158
Arrium Ltd.[a,b]	3,868,598	29
Asaleo Care Ltd.	357,103	369,126
Asciano Ltd.	480,232	3,339,753
ASX Ltd.	159,913	6,040,631
Aurizon Holdings Ltd.	1,748,606	6,910,945
AusNet Services	1,659,755	2,232,849
Australia & New Zealand Banking Group Ltd.	2,427,715	47,679,572
Australian Agricultural Co. Ltd.[a,b]	478,397	738,119
Australian Pharmaceutical Industries Ltd.	326,297	476,164
Automotive Holdings Group Ltd.	226,659	742,493
Aveo Group	391,398	1,041,187
AWE Ltd.[a]	661,055	442,143
Bank of Queensland Ltd.	324,668	2,605,827
Bapcor Ltd.	241,779	1,051,131
Beach Energy Ltd.	1,264,092	533,229
Bega Cheese Ltd.	141,328	665,981
Bellamy’s Australia Ltd.[b]	62,709	562,888
Bendigo & Adelaide Bank Ltd.	374,237	2,887,054
BHP Billiton Ltd.	2,655,964	39,404,347
Blackmores Ltd.[b]	11,384	1,359,639
BlueScope Steel Ltd.	474,910	3,050,072
Boral Ltd.	623,328	3,254,734

Security	Shares	Value
Brambles Ltd.	1,334,257	$13,639,671
BT Investment Management Ltd.	171,470	1,171,629
BWP Trust	438,220	1,275,655
Cabcharge Australia Ltd.	194,736	586,116
Caltex Australia Ltd.	224,834	5,666,549
carsales.com Ltd.	218,924	2,114,857
Challenger Ltd./Australia	474,792	3,428,224
Charter Hall Group	307,016	1,302,079
Charter Hall Retail REIT	321,032	1,173,642
CIMIC Group Ltd.	89,525	1,989,591
Cleanaway Waste Management Ltd.	1,394,863	906,442
Coca-Cola Amatil Ltd.	474,475	3,324,960
Cochlear Ltd.	47,736	4,815,676
Commonwealth Bank of Australia	1,420,454	83,508,297
Computershare Ltd.	391,847	2,644,671
Corporate Travel Management Ltd.[b]	46,712	554,564
Cromwell Property Group	1,199,967	1,007,798
Crown Resorts Ltd.	298,640	2,973,455
CSL Ltd.	386,658	34,677,768
CSR Ltd.	452,005	1,319,218
Dexus Property Group	791,501	5,877,439
Domino’s Pizza Enterprises Ltd.	50,611	2,892,710
Downer EDI Ltd.	394,538	1,250,452
DUET Group	1,978,803	4,045,731
DuluxGroup Ltd.	342,315	1,727,572
Energy World Corp. Ltd.[a,b]	611,247	130,082
Evolution Mining Ltd.	908,356	1,946,917
Fairfax Media Ltd.	2,107,915	1,682,227
FlexiGroup Ltd./Australia	316,344	480,874
Flight Centre Travel Group Ltd.[b]	48,261	1,180,754
Fortescue Metals Group Ltd.[b]	1,283,704	4,322,259
G8 Education Ltd.	283,610	827,742
Galaxy Resources Ltd.[a]	1,046,888	373,973
Genworth Mortgage Insurance Australia Ltd.	270,476	604,391
Goodman Group	1,478,445	8,472,638
GPT Group (The)	1,462,720	6,236,863
GrainCorp Ltd. Class A	157,775	1,016,895
Greencross Ltd.	71,853	383,375

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
GUD Holdings Ltd.	103,698	$792,097
GWA Group Ltd.	282,112	452,425
Harvey Norman Holdings Ltd.	452,126	1,663,210
Healthscope Ltd.	1,442,264	3,244,730
Iluka Resources Ltd.	366,194	1,953,847
Incitec Pivot Ltd.	1,384,764	3,020,646
Independence Group NL	409,610	1,251,523
Insurance Australia Group Ltd.	2,075,519	9,528,089
Investa Office Fund	499,205	1,737,747
Invocare Ltd.	99,316	1,105,857
IOOF Holdings Ltd.[b]	222,602	1,529,465
IPH Ltd.	91,896	468,664
Iress Ltd.	116,501	1,000,576
iSentia Group Ltd.	169,227	403,870
Jacana Minerals Ltd.[b]	6,357	—
James Hardie Industries PLC	370,031	6,131,077
Japara Healthcare Ltd.	275,911	543,139
JB Hi-Fi Ltd.	85,439	1,684,489
Karoon Gas Australia Ltd.[a]	285,147	286,078
LendLease Group	454,185	4,629,176
Link Administration Holdings Ltd.[a]	203,085	1,333,625
Liquefied Natural Gas Ltd.[a,b]	586,737	274,259
Macquarie Atlas Roads Group	408,397	1,806,540
Macquarie Group Ltd.	254,821	14,407,609
Magellan Financial Group Ltd.	101,619	1,764,059
Mantra Group Ltd.	301,587	822,904
Mayne Pharma Group Ltd.[a]	1,090,369	1,682,332
McMillan Shakespeare Ltd.	73,587	788,610
Medibank Pvt Ltd.	2,331,557	5,440,346
Metcash Ltd.[a]	809,808	1,329,468
Mineral Resources Ltd.	122,568	914,810
Mirvac Group	3,055,823	5,109,672
Monadelphous Group Ltd.[b]	103,998	832,330
Myer Holdings Ltd.[b]	814,684	826,633
National Australia Bank Ltd.	2,196,183	44,300,801
Navitas Ltd.	230,701	1,041,545
Newcrest Mining Ltd.[a]	638,693	12,135,965
NEXTDC Ltd.[a]	233,061	662,496
Nine Entertainment Co. Holdings Ltd.	656,371	546,268
Northern Star Resources Ltd.	521,121	2,087,331
Nufarm Ltd./Australia	150,539	947,374
Oil Search Ltd.	1,132,223	6,101,271
oOh!media Ltd.	113,244	475,973

Security	Shares	Value
Orica Ltd.	307,912	$3,311,503
Origin Energy Ltd.	1,454,250	6,079,164
Orocobre Ltd.[a]	177,615	558,885
Orora Ltd.	1,010,329	2,203,874
OZ Minerals Ltd.	254,750	1,237,249
Pact Group Holdings Ltd.	208,494	901,671
Perpetual Ltd.	41,625	1,439,487
Pilbara Minerals Ltd.[a,b]	790,407	327,408
Platinum Asset Management Ltd.	226,272	1,042,187
Premier Investments Ltd.	80,273	989,606
Primary Health Care Ltd.[b]	459,994	1,429,939
Qantas Airways Ltd.	476,092	1,143,458
QBE Insurance Group Ltd.	1,140,912	9,512,637
Qube Holdings Ltd.[b]	785,457	1,522,316
Ramsay Health Care Ltd.	119,162	7,135,937
REA Group Ltd.	46,547	2,309,125
Regis Resources Ltd.	384,238	1,176,921
Retail Food Group Ltd.	122,501	537,227
Rio Tinto Ltd.	348,266	13,118,510
SAI Global Ltd.	287,763	778,623
Sandfire Resources NL	154,870	674,472
Santos Ltd.	1,310,640	4,373,107
Saracen Mineral Holdings Ltd.[a,b]	665,486	867,451
Scentre Group	4,435,358	17,866,796
Seek Ltd.	274,596	3,485,401
Seven West Media Ltd.	1,056,311	830,949
Shopping Centres Australasia Property Group	664,522	1,207,117
Sigma Pharmaceuticals Ltd.	1,146,843	1,128,797
Sims Metal Management Ltd.	148,528	951,652
Sirtex Medical Ltd.	53,201	1,272,503
Sonic Healthcare Ltd.	328,126	5,731,032
South32 Ltd.[a]	4,394,893	6,129,521
Southern Cross Media Group Ltd.	637,194	610,217
Spark Infrastructure Group	1,361,232	2,710,663
Spotless Group Holdings Ltd.	1,056,788	959,838
St. Barbara Ltd.[a,b]	464,680	1,063,072
Star Entertainment Grp Ltd. (The)	628,976	2,830,075
Steadfast Group Ltd.	757,455	1,214,735
Stockland	1,958,713	7,503,147
Suncorp Group Ltd.	1,087,066	11,096,194

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Super Retail Group Ltd.	112,838	$840,473
Sydney Airport	914,120	5,252,513
Syrah Resources Ltd.[a,b]	183,449	635,803
Tabcorp Holdings Ltd.	682,152	2,535,316
Tatts Group Ltd.	1,188,767	3,731,547
Technology One Ltd.	257,176	1,114,160
Telstra Corp. Ltd.	3,625,895	15,901,320
Tox Free Solutions Ltd.	169,369	341,132
TPG Telecom Ltd.	280,410	2,734,401
Transurban Group	1,713,974	16,361,985
Treasury Wine Estates Ltd.	623,833	4,575,492
Vicinity Centres	2,778,938	7,307,976
Virtus Health Ltd.	104,464	613,745
Vocus Communications Ltd.	425,107	2,885,306
Wesfarmers Ltd.	942,581	30,755,423
Western Areas Ltd.	303,761	630,285
Westfield Corp.	1,632,273	13,249,704
Westpac Banking Corp.	2,774,318	65,557,004
Whitehaven Coal Ltd.[a,b]	677,514	867,681
Woodside Petroleum Ltd.	620,617	12,514,199
Woolworths Ltd.	1,066,817	18,981,629
WorleyParsons Ltd.	183,353	1,028,458

		877,603,694
AUSTRIA — 0.27%
ams AG	58,249	1,937,716
Andritz AG	65,437	3,336,778
BUWOG AG	61,715	1,496,888
CA Immobilien Anlagen AG	63,219	1,187,671
Conwert Immobilien Invest SE	61,471	1,011,509
DO & CO AG	3,156	249,020
Erste Group Bank AG	232,566	6,164,889
EVN AG	25,074	293,008
IMMOFINANZ AGa	696,846	1,517,976
Lenzing AG	7,960	834,405
Oesterreichische Post AG	30,692	1,071,169
OMV AG	127,761	3,395,277
Palfinger AG	8,412	250,783
Raiffeisen Bank International AGa	101,064	1,333,576
RHI AG	30,307	629,183
S IMMO AG	43,133	417,220
Schoeller-Bleckmann Oilfield Equipment AG	9,894	606,748
Semperit AG Holding	10,561	342,485
UNIQA Insurance Group AG	107,328	664,909

Security	Shares	Value
Vienna Insurance Group AG Wiener Versicherung Gruppe	29,079	$577,513
Voestalpine AG	93,264	3,287,300
Wienerberger AG	98,520	1,520,347
Zumtobel Group AG	30,615	464,743

		32,591,113
BELGIUM — 1.42%
Ablynx NVa,b	65,653	902,289
Ackermans & van Haaren NV	20,330	2,460,959
Aedifica SA	14,539	1,152,709
Ageas	163,066	5,487,782
AGFA-Gevaert NVa	210,335	760,190
Anheuser-Busch InBev SA/NV	667,574	86,073,176
Barco NV	11,849	912,008
Befimmo SA	17,664	1,199,784
Bekaert SA	31,455	1,441,630
bpost SA	80,710	2,114,200
Cie. d’Entreprises CFE	6,853	631,462
Cofinimmo SA	17,751	2,216,260
Colruyt SA	56,297	3,140,782
D’ieteren SA/NV	21,356	936,149
Econocom Group SA/NV	62,437	817,944
Elia System Operator SA/NV	28,854	1,537,959
Euronav NV	110,897	954,882
EVS Broadcast Equipment SA	14,635	494,077
Fagron[a,b]	41,176	330,143
Galapagos NVa	33,446	1,821,803
Gimv NV	22,407	1,217,252
Groupe Bruxelles Lambert SA	64,864	5,472,705
Ion Beam Applications	20,666	974,308
KBC Ancora[a]	30,507	942,583
KBC Group NVa	208,676	10,847,370
Kinepolis Group NV	15,948	712,819
Melexis NV	19,394	1,273,698
Nyrstar NVa	77,477	706,452
Ontex Group NV	60,922	2,200,812
Orange Belgium SAa	30,286	734,244
Proximus SADP	122,667	3,829,169
Sofina SA	10,751	1,438,470
Solvay SA	61,045	6,335,545
Telenet Group Holding NVa	46,030	2,183,745
Tessenderlo Chemie NVa	29,737	1,011,236
UCB SA	105,930	8,288,386
Umicore SA	78,039	4,515,202
Warehouses De Pauw CVA	13,140	1,355,063

		169,425,247

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
BERMUDA — 0.01%
BEP International Holdings Ltd.	8,100,000	$438,405
China Innovative Finance Group Ltd.[a]	3,240,000	267,218
Digital Domain Holdings Ltd.[a]	5,460,000	358,843

		1,064,466
CAYMAN ISLANDS — 0.01%
Nord Anglia Education Inc.[a]	28,144	612,695

		612,695
DENMARK — 1.91%
ALK-Abello A/S	6,525	932,921
Alm Brand A/S	119,673	811,440
Ambu A/S Class Bb	26,553	1,129,753
AP Moeller – Maersk A/S Class A	3,846	5,027,621
AP Moeller – Maersk A/S Class B	4,665	6,333,198
Bang & Olufsen A/Sa,b	42,581	467,329
Bavarian Nordic A/Sa,b	31,002	1,181,548
Carlsberg A/S Class B	88,680	8,806,071
Chr Hansen Holding A/S	84,726	5,332,116
Coloplast A/S Class B	102,519	8,045,602
D/S Norden A/Sa,b	35,715	534,803
Danske Bank A/S	582,656	15,837,780
Dfds A/S	27,912	1,276,119
DSV A/S	153,607	6,840,372
FLSmidth & Co. A/S	37,093	1,491,762
Genmab A/Sa	47,000	8,521,751
GN Store Nord A/S	135,018	2,551,588
ISS A/S	137,950	5,321,843
Jyske Bank A/S Registered	62,345	2,593,549
Matas A/S	49,258	870,158
NKT Holding A/S	23,796	1,228,178
NNIT A/Sc	16,769	692,043
Novo Nordisk A/S Class B	1,540,085	87,777,285
Novozymes A/S Class B	194,414	9,543,208
Pandora A/S	95,961	12,493,851
Per Aarsleff Holding A/Sb	15,701	368,244
Rockwool International A/S Class B	6,410	1,214,262
Royal Unibrew A/S	36,803	1,693,122
Schouw & Co.	15,631	907,105
SimCorp A/S	39,586	2,049,691
Solar A/S Class B	8,221	420,230

Security	Shares	Value
Spar Nord Bank A/S	118,992	$983,930
Sydbank A/S	74,162	1,992,460
TDC A/S	673,157	3,544,183
Topdanmark A/Sa	73,201	1,816,970
TORM PLC[a]	26,709	256,993
Tryg A/S	108,638	2,026,923
Vestas Wind Systems A/S	184,947	12,912,882
William Demant Holding A/Sa	115,540	2,358,934

		228,187,818
FINLAND — 1.04%
Amer Sports OYJ	96,705	2,744,604
Cargotec OYJ Class B	28,910	1,296,054
Caverion Corp.[b]	85,970	567,202
Citycon OYJ	298,462	746,277
Cramo OYJ	32,225	760,712
Elisa OYJ	118,790	4,309,232
Fortum OYJ	366,692	6,089,295
Huhtamaki OYJ	76,488	3,360,582
Kemira OYJ	82,537	1,085,413
Kesko OYJ Class B	53,176	2,370,239
Kone OYJ Class B	280,710	14,216,717
Konecranes OYJ	43,511	1,310,798
Metsa Board OYJ	162,125	947,274
Metso OYJ	89,326	2,478,242
Neste OYJ	109,779	4,157,896
Nokia OYJ	4,800,918	27,594,753
Nokian Renkaat OYJ	93,821	3,486,338
Oriola-KD OYJ Class B	100,134	470,295
Orion OYJ Class B	84,427	3,458,258
Outokumpu OYJ[a,b]	248,749	1,431,152
Outotec OYJ[a,b]	150,474	727,926
PKC Group OYJ[b]	21,573	399,253
Ramirent OYJ	68,491	580,553
Sampo OYJ Class A	377,456	15,646,890
Sanoma OYJ	62,388	500,567
Sponda OYJ	168,731	773,602
Stora Enso OYJ Class R	445,858	4,048,477
Technopolis OYJ	100,873	434,285
Tieto OYJ	49,218	1,416,679
UPM-Kymmene OYJ	439,215	9,051,939
Uponor OYJ	49,035	911,331
Valmet OYJ	99,047	1,293,669
Wartsila OYJ Abp	121,920	5,292,606
YIT OYJ	96,646	656,552

		124,615,662

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
FRANCE — 8.84%
AB Science SAa,b	16,218	$239,936
ABC Arbitrage	69,112	469,117
Accor SA	144,914	6,064,727
Adocia[a,b]	1,800	104,608
Aeroports de Paris	25,015	2,660,795
Air France-KLM[a,b]	121,438	704,792
Air Liquide SA	286,987	30,612,879
Airbus Group SE	492,168	28,965,822
Albioma SA	23,927	412,316
Alstom SAa	135,159	3,327,383
Alten SA	25,096	1,740,505
Altran Technologies SA	124,991	1,814,231
APERAM SA	38,543	1,613,045
ArcelorMittal[a]	1,530,863	9,841,646
Arkema SA	54,983	4,695,592
Assystem	12,452	342,402
Atos SE	73,302	7,186,310
AXA SA	1,604,578	32,710,457
BNP Paribas SA	882,508	43,772,398
Boiron SA	5,850	542,312
Bollore SA	718,892	2,603,033
Bonduelle SCA	11,831	305,746
Bourbon Corp.[b]	17,959	212,475
Bouygues SA	169,664	5,020,173
Bureau Veritas SA	218,743	4,752,762
Capgemini SA	135,171	12,991,776
Carrefour SA	455,226	11,405,416
Casino Guichard Perrachon SAb	46,193	2,502,702
Cellectis SAa,b	23,530	615,711
CGG SAa,b	20,131	481,296
Christian Dior SE	46,728	8,452,021
Cie. de Saint-Gobain	391,094	16,575,226
Cie. Generale des Etablissements Michelin Class B	150,876	15,427,498
CNP Assurances	143,750	2,196,628
Coface SAa	83,742	426,457
Credit Agricole SA	865,084	7,661,655
Danone SA	487,811	37,573,689
Dassault Systemes	107,812	8,905,828
DBV Technologies SAa,b	17,895	1,235,285
Derichebourg SA	92,763	301,653
Edenred	171,459	3,889,327

Security	Shares	Value
Eiffage SA	47,593	$3,657,872
Electricite de France SA	214,190	2,803,559
Elior Participations SCA[c]	93,349	2,038,167
Elis SA	73,969	1,335,861
Engie SA	1,210,493	19,932,267
Eramet[a,b]	10,491	368,488
Essilor International SA	170,996	21,903,835
Esso SA Francaise[a]	2,088	90,618
Etablissements Maurel et Prom[a,b]	155,880	496,792
Euler Hermes Group	13,117	1,085,292
Eurazeo SA	36,444	2,329,879
Eurofins Scientific SE	7,945	2,980,306
Europcar Groupe SAa,b,c	70,967	586,145
Eutelsat Communications SA	146,142	2,905,667
Faiveley Transport SA	6,797	703,221
Faurecia	53,896	2,126,901
FFP	4,179	316,327
Fonciere des Regions	26,178	2,463,077
Gaztransport Et Technigaz SA	27,332	781,675
Gecina SA	32,838	4,968,366
Genfit[a,b]	19,114	513,944
Groupe Eurotunnel SE Registered	387,094	4,023,076
Groupe Fnac SAa	10,363	638,407
Guerbet	4,434	298,838
Havas SA	146,147	1,231,601
Hermes International	22,831	9,824,243
ICADE	29,458	2,270,982
Iliad SA	21,992	4,275,417
Imerys SA	29,624	2,101,580
Ingenico Group SA	46,338	5,079,669
Innate Pharma SAa	41,489	495,964
Ipsen SA	32,159	2,098,372
IPSOS	34,222	1,127,781
JCDecaux SA	63,799	2,184,174
Kering	62,656	11,904,061
Klepierre	179,586	8,600,208
Korian SA	39,188	1,388,062
L’Oreal SA	210,386	40,053,739
Lagardere SCA	99,890	2,551,833
Legrand SA	221,182	12,206,075
LISI	11,476	311,843
LVMH Moet Hennessy Louis Vuitton SE	232,586	39,897,716

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Marie Brizard Wine & Spirits SAa	28,834	$517,833
Mercialys SA	43,455	1,015,606
Mersen	12,990	213,679
Metropole Television SA	52,917	963,064
Natixis SA	781,060	3,218,555
Naturex[a,b]	5,374	450,711
Neopost SA	30,820	856,098
Nexans SAa	25,809	1,302,638
Nexity SA	35,349	1,879,606
Orange SA	1,642,177	25,139,841
Orpea	36,146	3,195,223
Parrot SAa,b	17,592	273,641
Pernod Ricard SA	175,983	20,112,253
Peugeot SAa	397,566	6,006,254
Plastic Omnium SA	53,391	1,694,116
Publicis Groupe SA	158,033	11,769,584
Rallye SAb	24,934	433,293
Remy Cointreau SA	20,774	1,817,093
Renault SA	158,510	13,870,117
Rexel SA	252,039	3,747,099
Rubis SCA	33,263	2,685,206
Safran SA	257,952	17,538,061
Sanofi	977,479	83,237,006
Sartorius Stedim Biotech	23,454	1,664,918
Schneider Electric SE	461,191	30,180,348
SCOR SE	135,445	3,958,445
SEB SA	19,189	2,555,661
SES SA	308,350	6,756,602
SFR Group SA	91,472	2,161,358
Societe BIC SA	24,600	3,636,685
Societe Generale SA	629,732	21,516,774
Sodexo SA	77,297	9,054,319
Solocal Group[a,b]	63,632	241,861
Sopra Steria Group	13,851	1,626,333
SPIE SA	58,976	1,121,809
STMicroelectronics NV	535,005	3,904,906
Suez	278,954	4,527,816
Tarkett SA	9,744	313,920
Technicolor SA Registered	304,419	1,915,184
Technip SA	88,060	4,916,272
Teleperformance	50,575	4,704,854
Television Francaise 1	108,458	1,048,736
Thales SA	89,337	8,140,944
Total SA	1,839,860	87,975,467

Security	Shares	Value
Trigano SA	5,252	$311,154
Ubisoft Entertainment SAa	77,315	3,175,153
Unibail-Rodamco SE	81,844	22,528,164
Valeo SA	196,773	10,099,905
Vallourec SAa,b	263,507	959,730
Veolia Environnement SA	381,437	8,471,127
Vicat SA	17,441	1,041,482
Vilmorin & Cie SA	4,250	281,637
Vinci SA	415,194	31,520,710
Virbac SAa,b	3,812	751,100
Vivendi SA	964,656	18,969,416
Wendel SA	23,499	2,508,739
Worldline SAa,c	31,902	954,469
Zodiac Aerospace	169,051	3,809,184

		1,057,551,289
GERMANY — 7.95%
Aareal Bank AG	48,671	1,597,958
adidas AG	156,353	25,658,038
ADO Properties SAc	16,417	668,702
ADVA Optical Networking SEa	36,243	324,635
AIXTRON SEa,b	102,363	642,620
Allianz SE Registered	379,534	54,452,328
Alstria office REIT AG	94,245	1,312,100
AURELIUS Equity Opportunities SE & Co KGaA	22,860	1,392,939
Aurubis AG	29,406	1,527,757
Axel Springer SE	37,374	2,048,299
BASF SE	763,101	59,955,534
Bauer AG	15,840	218,757
Bayer AG Registered	688,283	74,057,919
Bayerische Motoren Werke AG	274,115	23,618,078
BayWa AGb	13,144	415,961
Bechtle AG	13,448	1,554,953
Beiersdorf AG	84,385	7,925,596
Bertrandt AGb	5,338	583,611
Bijou Brigitte AG	3,078	198,395
Bilfinger SEa	28,397	864,529
Borussia Dortmund GmbH & Co. KGaA	94,702	417,989
Brenntag AG	126,870	6,300,555
CANCOM SE	17,831	921,306
Carl Zeiss Meditec AG Bearer	29,544	1,103,456
Cewe Stiftung & Co. KGAA	9,616	760,351

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
comdirect bank AG	35,417	$367,218
Commerzbank AG	880,694	5,806,596
CompuGroup Medical SE	21,392	923,853
Continental AG	91,196	19,121,245
Covestro AGc	58,105	2,714,695
CTS Eventim AG & Co. KGaA	41,032	1,428,371
Daimler AG Registered	797,967	54,271,329
Deutsche Bank AG Registered[a]	1,146,263	15,413,756
Deutsche Beteiligungs AG	15,584	493,527
Deutsche Boerse AG	159,751	13,417,773
Deutsche Euroshop AG	37,847	1,795,106
Deutsche Lufthansa AG Registered	182,722	2,172,017
Deutsche Pfandbriefbank AGc	95,462	915,919
Deutsche Post AG Registered	801,851	23,932,130
Deutsche Telekom AG Registered	2,674,707	45,537,861
Deutsche Wohnen AG Bearer	277,418	10,384,709
DEUTZ AG	111,933	515,446
Dialog Semiconductor PLC[a]	63,194	2,070,182
DIC Asset AG	45,628	444,619
DMG Mori AG	34,767	1,659,905
Drillisch AGb	40,322	1,601,826
Duerr AG	21,926	1,891,132
E.ON SE	1,660,157	17,807,274
ElringKlinger AG	27,927	509,507
Evonik Industries AG	115,078	3,587,767
Evotec AGa	154,718	707,971
Fraport AG Frankfurt Airport Services Worldwide	32,824	1,794,897
Freenet AG	104,627	2,920,885
Fresenius Medical Care AG & Co. KGaA	182,369	16,673,663
Fresenius SE & Co. KGaA	340,504	25,431,546
GEA Group AG	151,746	8,100,154
Gerresheimer AG	26,743	2,295,836
Gerry Weber International AGb	26,526	323,175
Gesco AG	4,212	328,763
Grammer AG	17,119	823,163
Grand City Properties SA	101,123	2,250,309
GRENKE AG	8,762	1,714,669
Hamborner REIT AG	75,134	889,337
Hamburger Hafen und Logistik AG	24,818	396,725

Security	Shares	Value
Hannover Rueck SE	50,464	$5,164,601
HeidelbergCement AG	114,834	9,726,014
Heidelberger Druckmaschinen AGa,b	297,370	855,278
Henkel AG & Co. KGaA	93,805	10,185,546
HOCHTIEF AG	17,132	2,246,260
HUGO BOSS AG	54,516	3,234,063
Hypoport AGa,b	2,747	297,968
Indus Holding AG	21,564	1,068,851
Infineon Technologies AG	925,929	15,324,225
Jenoptik AG	45,972	787,574
K+S AG Registered[b]	154,545	3,229,142
KION Group AG	53,622	2,939,977
Kloeckner & Co. SEa	72,970	978,369
Koenig & Bauer AGa	10,797	597,470
Krones AG	12,364	1,236,464
KUKA AG	20,272	2,464,139
KWS Saat SE	1,574	502,340
Lanxess AG	75,344	3,559,709
LEG Immobilien AG	53,091	5,330,746
LEONI AGb	29,152	1,079,198
Linde AG	154,400	22,221,069
MAN SE	31,263	3,278,536
Merck KGaA	106,308	11,740,488
METRO AG	143,886	4,630,719
MLP AG	79,890	309,106
MorphoSys AGa,b	21,514	952,698
MTU Aero Engines AG	43,177	4,413,039
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	138,612	23,126,439
Nemetschek SE	17,281	1,087,196
Nordex SEa	56,510	1,562,115
NORMA Group SE	28,096	1,460,483
Osram Licht AG	73,987	3,846,397
PATRIZIA Immobilien AGa	38,468	971,321
Pfeiffer Vacuum Technology AG	8,506	879,655
ProSiebenSat.1 Media SE Registered	184,363	8,430,047
QIAGEN NVa	178,617	4,688,863
Rational AG	3,069	1,484,988
Rheinmetall AG	33,035	2,313,271
RHOEN-KLINIKUM AG	32,522	958,290

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
RTL Group SAa	33,130	$2,824,512
RWE AGa	404,472	7,193,848
SAF-Holland SA	58,742	709,105
Salzgitter AG	33,763	1,053,378
SAP SE	818,865	71,799,740
SGL Carbon SEa,b	41,551	506,230
Siemens AG Registered	634,829	68,945,280
Sixt SEb	11,880	636,210
SMA Solar Technology AGb	9,702	487,458
Software AG	45,130	1,820,332
STADA Arzneimittel AG	52,654	2,842,449
STRATEC Biomedical AG	5,815	333,585
Stroeer SE & Co. KGaA[b]	22,763	1,082,081
Suedzucker AG	64,764	1,620,089
Symrise AG	103,480	7,294,772
TAG Immobilien AG	101,975	1,451,648
Takkt AG	29,460	707,465
Telefonica Deutschland Holding AG	608,506	2,483,687
ThyssenKrupp AG	305,551	7,004,493
TLG Immobilien AG	63,100	1,413,349
United Internet AG Registered[d]	105,921	4,683,363
Volkswagen AG	30,056	4,458,385
Vonovia SE	384,406	15,238,615
Vossloh AGa,b	8,962	553,702
Wacker Chemie AG	13,035	1,214,359
Wacker Neuson SE	30,525	545,300
WCM Beteiligungs & Grundbesitz-AGa,b	89,029	308,427
Wincor Nixdorf AGa	25,222	1,576,350
Wirecard AGb	97,823	4,549,556
XING AG	2,187	436,664
Zalando SEa,c	71,542	2,714,064
zooplus AGa	5,200	750,995

		950,359,367
HONG KONG — 3.12%
AIA Group Ltd.	10,036,000	62,143,416
ASM Pacific Technology Ltd.	214,700	1,595,043
Bank of East Asia Ltd. (The)[b]	1,025,200	4,234,262
BOC Hong Kong Holdings Ltd.	3,177,500	10,421,121
Brightoil Petroleum Holdings Ltd.[b]	2,574,000	756,283
Cafe de Coral Holdings Ltd.[b]	290,000	975,393
Cathay Pacific Airways Ltd.	925,000	1,501,943

Security	Shares	Value
Champion REIT[b]	1,922,000	$1,109,615
Cheung Kong Infrastructure Holdings Ltd.	608,000	5,374,880
Cheung Kong Property Holdings Ltd.	2,273,016	16,227,564
China LNG Group Ltd.[b]	14,645,000	449,167
China Strategic Holdings Ltd.[a]	8,805,000	226,934
Chow Sang Sang Holdings International Ltd.[b]	235,000	459,707
Citic Telecom International Holdings Ltd.	1,182,000	444,776
CK Hutchison Holdings Ltd.	2,250,016	26,327,676
CK Life Sciences International Holdings Inc.	3,200,000	292,785
CLP Holdings Ltd.	1,444,500	15,040,767
Dah Sing Banking Group Ltd.[b]	414,800	776,151
Dah Sing Financial Holdings Ltd.	143,200	959,594
Esprit Holdings Ltd.[a,b]	1,472,500	1,180,285
Far East Consortium International Ltd./HK	980,000	339,719
First Pacific Co. Ltd./Hong Kong	1,980,250	1,536,235
Freeman Financial Corp. Ltd.[a]	5,180,000	267,012
G-Resources Group Ltd.	21,992,400	385,436
Galaxy Entertainment Group Ltd.	1,954,000	6,496,588
Giordano International Ltd.	1,072,000	562,251
Global Brands Group Holding Ltd.[a]	4,960,000	434,642
Great Eagle Holdings Ltd.	222,000	1,002,726
Guotai Junan International Holdings Ltd.[b]	2,161,000	724,051
Haitong International Securities Group Ltd.	1,490,000	898,614
Hang Lung Properties Ltd.	1,833,000	3,968,376
Hang Seng Bank Ltd.	660,100	11,781,500
Henderson Land Development Co. Ltd.	1,002,628	5,969,293
HK Electric Investments & HK Electric Investments Ltd.[c]	2,525,500	2,418,117
HKBN Ltd.[b]	833,000	994,024
HKT Trust & HKT Ltd.	2,203,200	3,480,851
Hong Kong & China Gas Co. Ltd.	6,708,293	12,448,459

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Hong Kong Exchanges and Clearing Ltd.[b]	955,000	$23,567,484
Hongkong Land Holdings Ltd.	1,039,800	6,654,720
Hopewell Holdings Ltd.	461,500	1,531,405
Hsin Chong Group Holdings Ltd.[b]	2,020,000	179,615
Hutchison Telecommunications Hong Kong Holdings Ltd.[b]	1,186,000	434,054
Hybrid Kinetic Group Ltd.[a]	11,180,000	388,997
Hysan Development Co. Ltd.	550,000	2,530,300
Johnson Electric Holdings Ltd.	305,750	768,320
Kerry Logistics Network Ltd.	503,500	718,920
Kerry Properties Ltd.	574,500	1,569,520
Kowloon Development Co. Ltd.	289,000	267,774
KuangChi Science Ltd.[a,b]	831,000	289,138
Langham Hospitality Investments and Langham Hospitality Investments Ltd.	938,000	325,159
Li & Fung Ltd.[b]	4,832,000	2,416,016
Link REIT	1,857,000	13,855,798
Luk Fook Holdings International Ltd.	283,000	718,445
Macau Legend Development Ltd.[a,b]	2,339,750	328,653
Man Wah Holdings Ltd.	1,215,200	886,350
Melco Crown Entertainment Ltd. ADR[b]	163,485	2,282,251
Melco International Development Ltd.[b]	692,000	709,840
MGM China Holdings Ltd.	766,400	1,110,102
MTR Corp. Ltd.	1,278,000	7,229,969
New World Development Co. Ltd.	4,558,000	5,298,122
NewOcean Energy Holdings Ltd.[b]	680,000	202,424
NWS Holdings Ltd.	1,301,166	2,126,146
Orient Overseas International Ltd.	172,000	609,540
Pacific Basin Shipping Ltd.[a,b]	4,644,000	520,658
Pacific Textiles Holdings Ltd.[b]	687,000	973,846
PCCW Ltd.	3,722,000	2,709,979
Power Assets Holdings Ltd.	1,181,500	11,563,854
Prosperity REIT	1,208,000	538,622
Regal REIT[b]	699,000	186,461

Security	Shares	Value
Regina Miracle International Holdings Ltd.[a,b,c]	297,000	$326,090
Sa Sa International Holdings Ltd.[b]	948,000	412,920
Sands China Ltd.[b]	2,004,000	7,644,173
Shangri-La Asia Ltd.	958,000	1,028,375
Shun Tak Holdings Ltd.[b]	1,344,000	434,724
Singamas Container Holdings Ltd.	1,476,000	138,851
Sino Land Co. Ltd.	2,590,000	4,619,308
SITC International Holdings Co. Ltd.	970,000	573,754
SJM Holdings Ltd.	1,565,000	976,115
SmarTone Telecommunications Holdings Ltd.	327,500	583,258
SOCAM Development Ltd.[a]	258,000	121,021
Sun Hung Kai Properties Ltd.	1,276,000	18,252,179
Sunlight REIT	847,000	517,372
Swire Pacific Ltd. Class A	463,500	5,536,949
Swire Properties Ltd.	1,064,600	2,963,339
Techtronic Industries Co. Ltd.	1,199,000	5,075,696
Television Broadcasts Ltd.	56,900	192,845
Texwinca Holdings Ltd.	600,000	471,653
Town Health International Medical Group Ltd.[b]	3,580,000	572,066
Truly International Holdings Ltd.	1,430,000	777,660
United Laboratories International Holdings Ltd. (The)[a]	502,000	196,014
Value Partners Group Ltd.[b]	822,000	691,713
VTech Holdings Ltd.[b]	142,600	1,550,050
WH Group Ltd.[c]	4,931,000	3,882,552
Wharf Holdings Ltd. (The)	1,127,000	7,762,698
Wheelock & Co. Ltd.	746,000	3,994,394
Wynn Macau Ltd.	1,303,200	2,116,034
Xinyi Glass Holdings Ltd.[b]	1,644,000	1,254,194
Yue Yuen Industrial Holdings Ltd.	624,000	2,533,006

		372,896,741
IRELAND — 0.51%
Bank of Ireland[a]	22,572,834	4,669,785
C&C Group PLC	255,881	1,031,245
CRH PLC	688,344	21,148,635
Glanbia PLC	156,046	3,005,737

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Green REIT PLC	122,903	$201,756
Hibernia REIT PLC	555,416	844,688
Irish Continental Group PLC	139,921	738,523
Kerry Group PLC Class A	132,092	11,307,350
Kingspan Group PLC	126,099	2,898,466
Origin Enterprises PLC	105,037	634,389
Paddy Power Betfair PLC	66,871	7,851,746
Ryanair Holdings PLC ADR	30,013	2,124,020
Smurfit Kappa Group PLC	198,733	4,666,899

		61,123,239
ISRAEL — 0.85%
Airport City Ltd.[a,b]	58,056	629,242
Alony Hetz Properties & Investments Ltd.	102,640	900,261
Azrieli Group Ltd.	37,783	1,679,289
Bank Hapoalim BM	897,159	4,585,364
Bank Leumi le-Israel BMa	1,198,174	4,322,530
Bezeq The Israeli Telecommunication Corp. Ltd.	1,762,901	3,516,644
Caesarstone Ltd.[a,b]	21,286	798,012
Cellcom Israel Ltd.[a]	53,472	389,318
Check Point Software Technologies Ltd.[a,b]	110,593	8,502,390
Clal Insurance Enterprises Holdings Ltd.[a,b]	38,674	414,705
CyberArk Software Ltd.[a]	18,478	1,041,974
Delek Automotive Systems Ltd.	40,421	358,459
Delek Group Ltd.	4,209	887,872
Elbit Systems Ltd.	21,317	2,144,340
First International Bank of Israel Ltd.[b]	55,577	707,800
Frutarom Industries Ltd.	33,713	1,699,183
Gazit-Globe Ltd.[b]	86,475	858,760
Harel Insurance Investments & Financial Services Ltd.	119,254	438,981
Israel Chemicals Ltd.	450,513	1,815,574
Israel Corp. Ltd. (The)	3,425	576,914
Israel Discount Bank Ltd. Class Aa,b	910,542	1,569,570
Ituran Location and Control Ltd.[b]	28,317	678,475
Melisron Ltd.	18,959	815,286

Security	Shares	Value
Migdal Insurance & Financial Holding Ltd.[a,b]	409,902	$251,121
Mizrahi Tefahot Bank Ltd.	117,411	1,433,675
Mobileye NVa,b	147,991	7,090,249
Nice Ltd.	51,656	3,544,116
Oil Refineries Ltd.[a,b]	1,289,678	463,572
Orbotech Ltd.[a]	39,977	1,140,544
Partner Communications Co. Ltd.[a]	86,801	416,082
Paz Oil Co. Ltd.	6,847	1,124,579
Plus500 Ltd.[b]	59,795	587,485
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	10,438	406,412
Shikun & Binui Ltd.[b]	278,059	493,027
Shufersal Ltd.	124,609	437,443
Strauss Group Ltd.	40,364	653,106
Taro Pharmaceutical Industries Ltd.[a,b]	13,608	1,904,576
Teva Pharmaceutical Industries Ltd.	767,440	41,337,942
Tower Semiconductor Ltd.[a]	62,396	842,939
Wix.com Ltd.[a,b]	21,971	782,168

		102,239,979
ITALY — 2.12%
A2A SpA	1,365,931	1,939,865
ACEA SpA	77,622	1,080,671
Amplifon SpA	99,552	993,011
Anima Holding SpA[c]	201,237	1,008,150
Ansaldo STS SpA	109,034	1,277,798
Assicurazioni Generali SpA	972,000	12,804,147
Astaldi SpA[b]	64,182	280,770
ASTM SpA	32,668	364,579
Atlantia SpA	345,700	8,640,045
Autogrill SpA	117,796	1,024,824
Azimut Holding SpA	95,008	1,493,773
Banca Carige SpA[a,b]	658,101	246,166
Banca Generali SpA	56,498	1,167,546
Banca IFIS SpA	16,774	382,654
Banca Mediolanum SpA	211,469	1,551,278
Banca Monte dei Paschi di Siena SpA[a,b]	2,214,560	763,237
Banca Popolare dell’Emilia Romagna SC	404,897	1,661,689

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Banca Popolare di Milano Scarl	3,640,839	$1,766,975
Banca Popolare di Sondrio Scarl	438,261	1,185,027
Banco Popolare SC	686,797	1,933,852
Beni Stabili SpA SIIQ	1,013,543	663,603
Brembo SpA	28,799	1,682,685
Buzzi Unicem SpA[b]	83,456	1,672,379
Cerved Information Solutions SpA	183,509	1,539,068
CIR-Compagnie Industriali Riunite SpA	392,391	450,639
CNH Industrial NV	846,234	6,037,404
Credito Emiliano SpA	86,696	549,694
Credito Valtellinese SC	1,182,649	524,503
Danieli & C Officine Meccaniche SpA	13,420	264,572
Danieli & C Officine Meccaniche SpA RSP	29,849	442,267
Davide Campari-Milano SpA	254,187	2,625,000
De’ Longhi SpA	49,675	1,241,522
DiaSorin SpA	20,506	1,291,007
Ei Towers SpA[a]	17,605	950,085
Enel SpA	6,360,942	29,291,856
Eni SpA	2,100,073	32,126,218
ERG SpA	60,044	694,943
EXOR SpA	97,579	3,800,572
Ferrari NV	100,605	4,549,564
Fiat Chrysler Automobiles NVb	747,669	4,815,828
FinecoBank Banca Fineco SpA	193,068	1,146,420
Geox SpA[b]	112,773	324,855
Hera SpA	753,046	2,135,551
Industria Macchine Automatiche SpA	14,153	834,853
Infrastrutture Wireless Italiane SpA[c]	210,500	1,052,672
Interpump Group SpA	68,170	1,103,827
Intesa Sanpaolo SpA	10,559,339	23,261,733
Iren SpA	666,454	1,095,536
Italcementi SpA[a]	167,403	1,982,432
Leonardo-Finmeccanica SpA[a]	151,188	1,726,164
Luxottica Group SpA	143,430	6,962,559
MARR SpA	35,169	739,755
Mediaset SpA	667,999	2,022,850

Security	Shares	Value
Mediobanca SpA	473,109	$3,314,526
Moncler SpA	118,055	2,069,996
OVS SpA[c]	101,692	598,152
Piaggio & C SpA[b]	211,798	388,186
Poste Italiane SpA[c]	453,572	3,157,364
Prysmian SpA	167,945	3,928,872
Recordati SpA	86,444	2,804,282
Reply SpA	2,545	364,281
Rizzoli Corriere Della Sera Mediagroup SpA[a,b]	468,181	427,212
Safilo Group SpA[a,b]	49,344	392,046
Saipem SpA[a]	5,020,267	2,194,480
Salini Impregilo SpA	204,651	619,271
Salvatore Ferragamo SpA	42,360	997,593
Saras SpA[b]	100,048	172,069
Snam SpA	2,047,336	11,847,824
Societa Cattolica di Assicurazioni Scrl	147,240	1,038,126
Societa Iniziative Autostradali e Servizi SpA	59,275	539,223
Telecom Italia SpA/Milano[a]	8,583,109	7,328,123
Tenaris SA	391,587	5,237,193
Terna Rete Elettrica Nazionale SpA	1,352,845	7,367,432
Tod’s SpA[b]	11,755	690,772
TREVI-Finanziaria Industriale SpA	171,532	225,000
UniCredit SpA	4,230,646	10,370,181
Unione di Banche Italiane SpA	759,908	2,331,762
Unipol Gruppo Finanziario SpA	389,447	1,080,038
UnipolSai SpA	1,002,340	1,681,301
Yoox Net-A-Porter Group SpA[a,b]	45,777	1,281,801

		253,615,779
JAPAN — 24.66%
77 Bank Ltd. (The)	293,000	1,135,005
ABC-Mart Inc.	27,200	1,751,671
Accordia Golf Co. Ltd.	51,800	606,022
Acom Co. Ltd.[a]	341,500	1,632,776
Activia Properties Inc.	505	2,636,239
Adastria Co. Ltd.	26,300	826,326
ADEKA Corp.	80,000	1,069,425
Advance Residence Investment Corp.	1,128	3,132,447

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Advantest Corp.	125,400	$1,678,771
Aeon Co. Ltd.	541,500	7,830,443
Aeon Delight Co. Ltd.	23,200	709,684
AEON Financial Service Co. Ltd.	86,200	2,005,179
Aeon Mall Co. Ltd.	92,300	1,251,861
AEON REIT Investment Corp.	902	1,139,767
Ai Holdings Corp.	34,200	846,616
Aica Kogyo Co. Ltd.	50,000	1,222,130
Aichi Steel Corp.	114,000	572,864
Aida Engineering Ltd.	58,100	488,678
Aiful Corp.[a,b]	276,900	840,278
Ain Holdings Inc.	17,900	1,238,337
Air Water Inc.	133,000	2,286,637
Aisin Seiki Co. Ltd.	157,300	7,282,905
Ajinomoto Co. Inc.	465,300	11,979,256
Akebono Brake Industry Co. Ltd.[a,b]	129,500	267,883
Alfresa Holdings Corp.	155,100	3,432,374
Alpine Electronics Inc.	42,300	463,511
Alps Electric Co. Ltd.	156,400	3,571,020
Amada Holdings Co. Ltd.	275,700	3,031,799
Amano Corp.	52,200	850,093
ANA Holdings Inc.	916,000	2,630,422
AnGes MG Inc.[a,b]	54,300	161,069
Anritsu Corp.	127,200	744,694
AOKI Holdings Inc.	35,000	393,423
Aoyama Trading Co. Ltd.	38,800	1,436,757
Aozora Bank Ltd.	938,000	3,468,820
Arcs Co. Ltd.	32,800	850,364
Ariake Japan Co. Ltd.	17,400	960,960
Asahi Diamond Industrial Co. Ltd.	84,500	657,135
Asahi Glass Co. Ltd.	809,000	4,712,621
Asahi Group Holdings Ltd.	322,200	10,990,986
Asahi Holdings Inc.	35,200	603,468
Asahi Intecc Co. Ltd.	41,400	1,916,798
Asahi Kasei Corp.	1,056,000	8,066,960
Asatsu-DK Inc.	29,200	688,081
ASICS Corp.	131,300	2,438,053
ASKUL Corp.	18,600	647,012
Astellas Pharma Inc.	1,769,900	29,730,037
Atom Corp.[b]	72,500	487,413
Autobacs Seven Co. Ltd.	55,000	800,703
Avex Group Holdings Inc.	51,900	614,282

Security	Shares	Value
Awa Bank Ltd. (The)	185,000	$1,144,460
Azbil Corp.	51,200	1,556,208
Bandai Namco Holdings Inc.	163,500	4,366,488
Bando Chemical Industries Ltd.	109,000	540,294
Bank of Iwate Ltd. (The)	14,400	616,832
Bank of Kyoto Ltd. (The)	282,000	1,923,384
Bank of Nagoya Ltd. (The)	162,000	561,155
Bank of Saga Ltd. (The)	112,000	284,139
Bank of the Ryukyus Ltd.	49,500	547,719
Benesse Holdings Inc.	54,000	1,308,835
BIC Camera Inc.	72,500	646,582
BML Inc.	12,400	595,287
Bridgestone Corp.	544,400	19,128,501
Broadleaf Co. Ltd.	38,600	389,070
Brother Industries Ltd.	193,100	2,228,983
Calbee Inc.	65,000	2,860,419
Calsonic Kansei Corp.	135,000	1,057,765
Canon Electronics Inc.	22,700	347,305
Canon Inc.	891,100	25,519,622
Canon Marketing Japan Inc.	41,500	719,574
Capcom Co. Ltd.	40,400	829,405
Casio Computer Co. Ltd.	186,400	2,686,372
Cawachi Ltd.	21,900	512,856
Central Glass Co. Ltd.	174,000	757,223
Central Japan Railway Co.	120,700	22,636,035
Century Tokyo Leasing Corp.	36,800	1,289,086
Chiba Bank Ltd. (The)	570,000	2,764,209
Chiyoda Co. Ltd.	25,900	614,362
Chiyoda Corp.	139,000	987,384
Chofu Seisakusho Co. Ltd.	14,700	375,514
Chubu Electric Power Co. Inc.	540,000	7,953,652
Chugai Pharmaceutical Co. Ltd.	187,000	7,052,300
Chugoku Bank Ltd. (The)	143,600	1,637,980
Chugoku Electric Power Co. Inc. (The)	252,000	3,179,353
Ci:z Holdings Co. Ltd.	23,100	570,710
Citizen Holdings Co. Ltd.	225,300	1,217,897
CKD Corp.	71,300	672,753
Coca-Cola East Japan Co. Ltd.	50,900	986,860
Coca-Cola West Co. Ltd.	58,000	1,608,391
Cocokara fine Inc.	15,600	556,355
COLOPL Inc.[b]	41,600	628,759

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Colowide Co. Ltd.[b]	55,300	$1,032,238
Comforia Residential REIT Inc.	473	1,127,059
COMSYS Holdings Corp.	84,000	1,407,308
Concordia Financial Group Ltd.[a]	966,800	4,190,394
COOKPAD Inc.[b]	43,200	609,947
Cosel Co. Ltd.	42,900	487,667
Cosmo Energy Holdings Co. Ltd.	54,900	610,685
Cosmos Pharmaceutical Corp.	7,500	1,573,401
Create SD Holdings Co. Ltd.	31,200	767,176
Credit Saison Co. Ltd.	116,500	1,957,486
CyberAgent Inc.	41,700	2,364,024
CYBERDYNE Inc.[a,b]	79,800	1,551,851
Dai Nippon Printing Co. Ltd.	451,000	5,078,343
Dai-ichi Life Insurance Co. Ltd. (The)	911,700	12,062,889
Daibiru Corp.	42,100	408,738
Daicel Corp.	237,000	2,691,789
Daido Steel Co. Ltd.	221,000	903,537
Daifuku Co. Ltd.	71,600	1,517,444
Daihatsu Motor Co. Ltd.[a]	158,200	2,365,537
Daihen Corp.	120,000	624,091
Daiichi Sankyo Co. Ltd.	504,200	12,107,491
Daiichikosho Co. Ltd.	36,000	1,654,486
Daikin Industries Ltd.	193,600	17,024,181
Daikyo Inc.	298,000	526,301
Daikyonishikawa Corp.	29,200	420,542
Daio Paper Corp.[b]	65,200	738,617
Daiseki Co. Ltd.	41,200	748,543
Daishi Bank Ltd. (The)	243,000	934,205
Daito Trust Construction Co. Ltd.	60,900	10,214,870
Daiwa House Industry Co. Ltd.	475,200	13,442,014
Daiwa House REIT Investment Corp.	265	1,623,847
Daiwa House Residential Investment Corp.	549	1,540,639
Daiwa Office Investment Corp.	261	1,556,042
Daiwa Securities Group Inc.	1,360,000	7,767,068
Daiwabo Holdings Co. Ltd.	300,000	702,542
DCM Holdings Co. Ltd.	76,500	656,877
DeNA Co. Ltd.	89,600	2,315,078
Denka Co. Ltd.	371,000	1,625,399

Security	Shares	Value
Denso Corp.	402,700	$15,898,172
Dentsu Inc.	181,100	8,747,085
DIC Corp.	68,800	1,648,085
Digital Garage Inc.[b]	36,500	696,629
Dip Corp.	23,600	716,163
Disco Corp.	22,700	2,352,286
DMG Mori Co. Ltd.	91,400	972,995
Don Quijote Holdings Co. Ltd.	102,800	4,067,464
Doshisha Co. Ltd.	24,800	521,965
Doutor Nichires Holdings Co. Ltd.	25,300	485,831
Dowa Holdings Co. Ltd.	221,000	1,175,245
DTS Corp.	33,500	666,829
Duskin Co. Ltd.	39,300	717,857
Earth Chemical Co. Ltd.	14,600	695,916
East Japan Railway Co.	278,300	25,756,701
Ebara Corp.	359,000	1,968,659
EDION Corp.[b]	66,400	556,546
Eighteenth Bank Ltd. (The)	110,000	310,192
Eisai Co. Ltd.	208,600	12,302,077
Eizo Corp.	21,400	587,594
Electric Power Development Co. Ltd.	123,800	2,864,125
en-japan Inc.	18,400	335,378
Enplas Corp.	21,400	605,134
EPS Holdings Inc.	39,100	537,179
Euglena Co. Ltd.[a,b]	59,500	810,480
Exedy Corp.	27,300	652,632
Ezaki Glico Co. Ltd.	37,100	2,229,946
FamilyMart Co. Ltd.	47,300	2,796,878
Fancl Corp.	43,400	728,803
FANUC Corp.	162,700	27,504,293
Fast Retailing Co. Ltd.	43,900	14,319,920
FCC Co. Ltd.	28,800	566,530
Fields Corp.[b]	18,400	238,786
Financial Products Group Co. Ltd.	51,300	519,082
Foster Electric Co. Ltd.	37,200	727,412
FP Corp.	21,000	1,100,356
France Bed Holdings Co. Ltd.	46,200	415,635
Frontier Real Estate Investment Corp.	416	2,224,404
Fuji Co. Ltd./Ehime	18,800	412,560
Fuji Electric Co. Ltd.	477,000	2,127,033
Fuji Heavy Industries Ltd.	491,000	19,235,644

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Fuji Kyuko Co. Ltd.	50,000	$706,933
Fuji Machine Manufacturing Co. Ltd.	57,700	595,101
Fuji Oil Holdings Inc.	50,700	1,114,574
Fuji Seal International Inc.	24,300	963,844
Fuji Soft Inc.	22,600	565,855
FUJIFILM Holdings Corp.	364,700	13,269,906
Fujikura Ltd.	235,000	1,339,123
Fujimi Inc.	27,200	462,335
Fujitec Co. Ltd.	75,700	735,690
Fujitsu General Ltd.	47,000	1,107,528
Fujitsu Ltd.	1,538,000	6,498,063
Fujiya Co. Ltd.[a]	237,000	467,132
Fukuoka Financial Group Inc.	612,000	2,364,756
Fukuoka REIT Corp.	588	1,216,334
Fukuyama Transporting Co. Ltd.	93,000	528,136
Funai Electric Co. Ltd.[b]	37,700	327,026
Furukawa Co. Ltd.	357,000	588,701
Furukawa Electric Co. Ltd.	574,000	1,512,221
Futaba Corp.	40,500	757,955
Fuyo General Lease Co. Ltd.	14,300	655,803
Geo Holdings Corp.	38,700	562,648
Global One Real Estate Investment Corp.	181	718,808
Glory Ltd.	48,400	1,355,398
GLP J-REIT	2,151	2,732,695
GMO Internet Inc.	70,000	916,622
GMO Payment Gateway Inc.[b]	14,900	857,784
Goldcrest Co. Ltd.	22,700	360,817
Gree Inc.[a]	123,500	626,628
GS Yuasa Corp.	340,000	1,403,327
GungHo Online Entertainment Inc.[b]	373,500	849,154
Gunma Bank Ltd. (The)	308,000	1,256,223
Gunze Ltd.	181,000	522,769
Gurunavi Inc.	20,200	534,935
H2O Retailing Corp.	66,900	887,126
Hachijuni Bank Ltd. (The)	343,700	1,626,526
Hakuhodo DY Holdings Inc.	199,100	2,350,695
Hamamatsu Photonics KK	116,000	3,452,213
Hankyu Hanshin Holdings Inc.	199,400	7,451,842
Hankyu REIT Inc.	585	808,845
Hanwa Co. Ltd.	148,000	800,039
Harmonic Drive Systems Inc.	21,800	681,749

Security	Shares	Value
Haseko Corp.	231,600	$2,483,567
Hazama Ando Corp.	153,100	948,612
Heiwa Corp.	45,600	940,610
Heiwa Real Estate Co. Ltd.	51,800	688,914
Heiwa Real Estate REIT Inc.	871	734,297
Heiwado Co. Ltd.	27,900	542,837
Hibiya Engineering Ltd.	17,700	290,323
Hikari Tsushin Inc.	17,000	1,418,256
Hino Motors Ltd.	216,400	2,299,455
Hirose Electric Co. Ltd.	25,600	3,204,840
Hiroshima Bank Ltd. (The)	414,000	1,518,895
HIS Co. Ltd.	35,000	937,113
Hisamitsu Pharmaceutical Co. Inc.	50,100	2,845,119
Hitachi Capital Corp.	40,600	752,696
Hitachi Chemical Co. Ltd.	84,200	1,777,907
Hitachi Construction Machinery Co. Ltd.	82,600	1,358,062
Hitachi High-Technologies Corp.	55,200	1,901,312
Hitachi Koki Co. Ltd.	65,200	441,516
Hitachi Kokusai Electric Inc.	46,000	742,392
Hitachi Ltd.	4,049,000	18,825,667
Hitachi Maxell Ltd.	40,200	678,597
Hitachi Metals Ltd.	173,000	1,946,324
Hitachi Transport System Ltd.	37,800	743,570
Hitachi Zosen Corp.	154,600	791,970
Hogy Medical Co. Ltd.	11,700	754,618
Hokkaido Electric Power Co. Inc.	174,800	1,391,782
Hokkoku Bank Ltd. (The)	262,000	828,297
Hokuetsu Bank Ltd. (The)	231,000	484,608
Hokuetsu Kishu Paper Co. Ltd.	113,200	804,114
Hokuhoku Financial Group Inc.	998,000	1,295,155
Hokuriku Electric Power Co.	143,500	1,708,250
Hokuto Corp.	28,200	525,285
Honda Motor Co. Ltd.	1,355,800	37,590,923
HORIBA Ltd.	31,700	1,500,171
Hoshino Resorts REIT Inc.	74	906,181
Hoshizaki Corp.	41,100	3,749,671
Hosiden Corp.	80,000	495,682
House Foods Group Inc.	46,600	1,146,755
Hoya Corp.	340,900	12,224,301
Hulic Co. Ltd.	251,700	2,637,711
Hulic Reit Inc.	836	1,478,101

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Hyakugo Bank Ltd. (The)	207,000	$803,884
Hyakujushi Bank Ltd. (The)	210,000	706,933
Ibiden Co. Ltd.	91,500	1,182,978
IBJ Leasing Co. Ltd.	29,000	530,565
Ichibanya Co. Ltd.	15,800	527,258
Ichigo Inc.	183,800	810,632
Ichigo Office REIT Investment	1,073	838,633
Idec Corp./Japan	63,000	587,676
Idemitsu Kosan Co. Ltd.	69,700	1,364,280
IDOM Inc.	51,100	261,271
Ihara Chemical Industry Co. Ltd.	30,700	327,415
IHI Corp.	1,186,000	3,367,576
Iida Group Holdings Co. Ltd.	119,100	2,386,997
Iino Kaiun Kaisha Ltd.	131,500	481,168
Inaba Denki Sangyo Co. Ltd.	24,100	884,188
Inabata & Co. Ltd.	47,300	476,761
Industrial & Infrastructure Fund Investment Corp.	262	1,505,762
INPEX Corp.	786,000	6,262,844
Internet Initiative Japan Inc.	32,700	693,661
Invesco Office J-Reit Inc.	502	461,418
Invincible Investment Corp.	2,557	1,721,550
Iriso Electronics Co. Ltd.[b]	9,500	559,887
Iseki & Co. Ltd.	326,000	715,715
Isetan Mitsukoshi Holdings Ltd.	286,700	2,850,635
Ishihara Sangyo Kaisha Ltd.[a]	699,000	456,974
Istyle Inc.[b]	24,400	220,704
Isuzu Motors Ltd.	491,800	6,473,515
Ito EN Ltd.	51,900	1,921,847
ITOCHU Corp.	1,254,200	14,348,924
ITOCHU Enex Co. Ltd.	56,900	491,355
Itochu Techno-Solutions Corp.	41,300	999,808
Itoham Yonekyu Holdings Inc.[a]	123,900	1,279,077
Iwatani Corp.	158,000	923,472
Iyo Bank Ltd. (The)	220,900	1,441,988
Izumi Co. Ltd.	33,300	1,454,042
J Front Retailing Co. Ltd.	196,900	2,299,744
J Trust Co. Ltd.	85,000	644,436
J-Oil Mills Inc.	98,000	331,814
Jaccs Co. Ltd.	154,000	718,271
Jafco Co. Ltd.	33,900	901,045
Japan Airlines Co. Ltd.	102,600	3,199,586
Japan Airport Terminal Co. Ltd.[b]	37,500	1,675,855

Security	Shares	Value
Japan Aviation Electronics Industry Ltd.	57,000	$848,729
Japan Communications Inc.[a,b]	221,100	463,839
Japan Display Inc.[a,b]	338,100	616,917
Japan Excellent Inc.	1,118	1,581,792
Japan Exchange Group Inc.	453,000	6,497,634
Japan Hotel REIT Investment Corp.	2,895	2,434,981
Japan Lifeline Co. Ltd.	7,500	263,819
Japan Logistics Fund Inc.	723	1,689,598
Japan Petroleum Exploration Co. Ltd.	31,800	665,260
Japan Post Bank Co. Ltd.	350,900	4,320,982
Japan Post Holdings Co. Ltd.	392,000	5,213,407
Japan Prime Realty Investment Corp.	687	3,019,891
Japan Real Estate Investment Corp.	1,093	6,601,620
Japan Rental Housing Investments Inc.	1,329	1,137,272
Japan Retail Fund Investment Corp.	2,086	5,129,258
Japan Securities Finance Co. Ltd.	132,200	539,197
Japan Steel Works Ltd. (The)	288,000	1,298,297
Japan Tobacco Inc.	919,600	36,116,407
JFE Holdings Inc.	423,500	5,605,481
JGC Corp.	168,000	2,483,485
Joyo Bank Ltd. (The)	467,000	1,845,490
JSP Corp.	21,800	504,558
JSR Corp.	154,300	2,130,404
JTEKT Corp.	176,600	2,507,225
Juroku Bank Ltd. (The)	272,000	782,944
JVC Kenwood Corp.	231,100	538,936
JX Holdings Inc.	1,828,100	6,919,256
K’s Holdings Corp.	66,200	1,230,531
kabu.com Securities Co. Ltd.	181,100	609,645
Kadokawa Dwango[a]	48,400	658,336
Kagome Co. Ltd.	61,300	1,669,997
Kajima Corp.	737,000	5,479,768
Kakaku.com Inc.	124,500	2,602,127
Kaken Pharmaceutical Co. Ltd.	27,800	1,852,700
Kamigumi Co. Ltd.	190,000	1,724,155
Kanamoto Co. Ltd.	24,200	507,920

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Kandenko Co. Ltd.	79,000	$773,157
Kaneka Corp.	225,000	1,719,032
Kanematsu Corp.	412,000	679,397
Kansai Electric Power Co. Inc. (The)[a]	597,400	5,574,995
Kansai Paint Co. Ltd.	190,300	4,023,809
Kansai Urban Banking Corp.	25,900	268,894
Kanto Denka Kogyo Co. Ltd.	37,000	403,630
Kao Corp.	420,200	22,767,923
Kappa Create Co. Ltd.	29,300	351,937
Kato Sangyo Co. Ltd.	21,100	510,386
Kato Works Co. Ltd.	144,000	623,857
Kawasaki Heavy Industries Ltd.	1,162,000	3,480,841
Kawasaki Kisen Kaisha Ltd.[b]	729,000	1,806,762
KDDI Corp.	1,569,600	48,166,971
Keihan Holdings Co. Ltd.	418,000	3,014,119
Keihin Corp.	40,400	641,764
Keikyu Corp.	380,000	3,871,006
Keio Corp.	472,000	4,416,724
Keisei Electric Railway Co. Ltd.	226,000	2,981,431
Keiyo Bank Ltd. (The)	207,000	890,735
Kenedix Inc.	215,500	876,845
Kenedix Office Investment Corp.	337	2,104,503
Kenedix Residential Investment Corp.	346	940,920
Kenedix Retail REIT Corp.	529	1,445,801
Kewpie Corp.	86,900	2,683,695
KEY Coffee Inc.	28,300	543,992
Keyence Corp.	38,000	27,037,713
Kikkoman Corp.	121,000	4,315,314
Kinden Corp.	115,000	1,398,156
Kintetsu Group Holdings Co. Ltd.	1,546,000	6,712,885
Kintetsu World Express Inc.	43,300	608,401
Kinugawa Rubber Industrial Co. Ltd.	52,000	394,750
Kirin Holdings Co. Ltd.	683,700	11,788,046
Kisoji Co. Ltd.	27,300	624,929
Kissei Pharmaceutical Co. Ltd.	23,800	547,364
Kitz Corp.	116,400	629,220
Kiyo Bank Ltd. (The)	64,600	949,286
Koa Corp.	42,800	356,649

Security	Shares	Value
Kobayashi Pharmaceutical Co. Ltd.	43,800	$2,087,749
Kobe Steel Ltd.	2,596,000	2,279,748
Koei Tecmo Holdings Co. Ltd.	40,200	703,309
Kohnan Shoji Co. Ltd.	31,400	647,394
Koito Manufacturing Co. Ltd.	93,600	4,676,118
Kokuyo Co. Ltd.	71,200	1,051,830
Komatsu Ltd.	762,000	15,015,456
Komeri Co. Ltd.	26,700	604,420
Komori Corp.	58,500	659,862
Konami Holdings Corp.	80,400	3,130,175
Konica Minolta Inc.	367,600	2,998,620
Konishi Co. Ltd.	40,600	532,829
Kose Corp.	25,000	2,336,927
Kotobuki Spirits Co. Ltd.	13,200	401,210
Kubota Corp.	883,000	13,074,621
Kumagai Gumi Co. Ltd.	335,000	1,124,457
Kurabo Industries Ltd.	211,000	399,415
Kuraray Co. Ltd.	290,000	3,701,225
Kureha Corp.	154,000	644,641
Kurita Water Industries Ltd.	87,800	1,959,297
Kuroda Electric Co. Ltd.	39,700	731,749
Kusuri No Aoki Co. Ltd.	11,000	571,010
KYB Corp.	152,000	547,280
Kyocera Corp.	268,500	12,813,909
Kyoei Steel Ltd.	22,800	444,276
Kyokuto Kaihatsu Kogyo Co. Ltd.	57,500	598,649
KYORIN Holdings Inc.	40,200	867,270
Kyoritsu Maintenance Co. Ltd.[b]	11,100	822,062
Kyowa Exeo Corp.	75,200	984,714
Kyowa Hakko Kirin Co. Ltd.	215,000	3,782,456
Kyudenko Corp.[b]	28,700	1,008,148
Kyushu Electric Power Co. Inc.	365,100	3,441,349
Kyushu Financial Group Inc.	293,300	1,636,997
Laox Co. Ltd.[a,b]	47,300	319,379
LaSalle Logiport REIT[a]	892	928,686
Lawson Inc.	54,900	4,237,293
Leopalace21 Corp.	206,200	1,490,893
Lintec Corp.	36,600	781,033
Lion Corp.	172,000	2,613,104
LIXIL Group Corp.	221,000	4,151,095
M3 Inc.	160,500	5,183,734
Mabuchi Motor Co. Ltd.	42,000	1,934,332

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Maeda Corp.	109,000	$992,311
Maeda Road Construction Co. Ltd.	53,000	1,008,957
Makino Milling Machine Co. Ltd.	106,000	605,064
Makita Corp.	95,700	6,770,015
Mandom Corp.	16,700	738,981
Mani Inc.[b]	37,000	757,438
Mars Engineering Corp.	11,800	242,137
Marubeni Corp.	1,384,400	6,500,203
Marudai Food Co. Ltd.	94,000	451,266
Maruha Nichiro Corp.	37,800	961,183
Marui Group Co. Ltd.	187,800	2,730,370
Maruichi Steel Tube Ltd.	43,500	1,617,164
Maruwa Co. Ltd./Aichi	19,500	739,206
Matsui Securities Co. Ltd.	108,200	955,467
Matsumotokiyoshi Holdings Co. Ltd.	30,700	1,367,473
Matsuya Co. Ltd.[b]	61,100	468,601
Mazda Motor Corp.	476,600	7,196,551
McDonald’s Holdings Co. Japan Ltd.[b]	55,000	1,682,441
MCUBS MidCity Investment Corp.	209	760,667
Medipal Holdings Corp.	139,700	2,306,410
Megachips Corp.	48,800	596,638
MEGMILK SNOW BRAND Co. Ltd.	38,300	1,330,419
Meidensha Corp.	162,000	557,994
MEIJI Holdings Co. Ltd.	96,900	10,173,625
Meitec Corp.	28,300	948,534
Melco Holdings Inc.	20,500	585,886
Menicon Co. Ltd.	10,200	316,993
Micronics Japan Co. Ltd.	48,900	438,494
Milbon Co. Ltd.	12,700	549,588
Minato Bank Ltd. (The)	136,000	233,556
Minebea Co. Ltd.	278,500	2,247,348
Miraca Holdings Inc.	48,100	2,351,378
Mirait Holdings Corp.	63,000	673,123
Misawa Homes Co. Ltd.	58,700	434,157
MISUMI Group Inc.	230,900	4,285,230
Mitsuba Corp.	43,500	521,228
Mitsubishi Chemical Holdings Corp.	1,102,300	6,049,017
Mitsubishi Corp.	1,248,600	21,667,904

Security	Shares	Value
Mitsubishi Electric Corp.	1,603,000	$19,043,299
Mitsubishi Estate Co. Ltd.	1,028,000	19,349,290
Mitsubishi Gas Chemical Co. Inc.	305,000	1,755,867
Mitsubishi Heavy Industries Ltd.	2,676,000	11,569,845
Mitsubishi Logistics Corp.	88,000	1,236,474
Mitsubishi Materials Corp.	866,000	2,298,405
Mitsubishi Motors Corp.	567,800	2,670,436
Mitsubishi Paper Mills Ltd.[a]	797,000	559,926
Mitsubishi Pencil Co. Ltd.	17,700	870,449
Mitsubishi Shokuhin Co. Ltd.	13,700	378,710
Mitsubishi Steel Manufacturing Co. Ltd.	188,000	315,519
Mitsubishi Tanabe Pharma Corp.	188,400	3,536,923
Mitsubishi UFJ Financial Group Inc.	10,642,100	54,204,773
Mitsubishi UFJ Lease & Finance Co. Ltd.	399,760	1,634,380
Mitsui & Co. Ltd.	1,400,000	16,508,757
Mitsui Chemicals Inc.	723,000	3,104,064
Mitsui Engineering & Shipbuilding Co. Ltd.	653,000	968,493
Mitsui Fudosan Co. Ltd.	747,000	16,425,472
Mitsui Mining & Smelting Co. Ltd.	554,000	1,064,917
Mitsui OSK Lines Ltd.	931,000	2,007,621
Mitsui Sugar Co. Ltd.	132,000	659,453
Mitsui-Soko Holdings Co. Ltd.	174,000	463,502
Mitsumi Electric Co. Ltd.[a,b]	92,500	469,337
Miura Co. Ltd.	72,900	1,679,435
Mixi Inc.	36,600	1,317,793
Miyazaki Bank Ltd. (The)	141,000	411,368
Mizuho Financial Group Inc.	19,594,400	31,948,327
Mochida Pharmaceutical Co. Ltd.	8,600	658,731
Modec Inc.	20,600	323,618
Monex Group Inc.	288,600	718,086
MonotaRO Co. Ltd.	53,800	1,573,815
Mori Hills REIT Investment Corp.	1,265	1,981,095
MORI TRUST Sogo REIT Inc.	885	1,638,137
Morinaga & Co. Ltd./Japan	175,000	1,157,730
Morinaga Milk Industry Co. Ltd.	165,000	1,226,814

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Morita Holdings Corp.	44,500	$615,275
Morpho Inc.[a,b]	3,500	179,636
MOS Food Services Inc.	25,900	757,907
MS&AD Insurance Group Holdings Inc.	426,800	12,518,523
Murata Manufacturing Co. Ltd.	160,100	20,034,956
Musashi Seimitsu Industry Co. Ltd.	32,300	669,417
Musashino Bank Ltd. (The)	31,500	799,449
Nabtesco Corp.	99,700	2,693,753
Nachi-Fujikoshi Corp.	186,000	615,251
Nagaileben Co. Ltd.	23,300	557,690
Nagase & Co. Ltd.	72,500	853,857
Nagoya Railroad Co. Ltd.	758,000	4,275,006
Nakanishi Inc.	18,400	634,669
Nankai Electric Railway Co. Ltd.	443,000	2,463,873
NanoCarrier Co. Ltd.[a,b]	34,000	296,258
Nanto Bank Ltd. (The)	182,000	719,227
NEC Corp.	2,138,000	5,924,691
NEC Networks & System Integration Corp.	27,700	510,565
NET One Systems Co. Ltd.	114,900	779,192
Nexon Co. Ltd.	150,600	2,263,004
Next Co. Ltd.[b]	42,400	414,133
NGK Insulators Ltd.	217,000	5,270,166
NGK Spark Plug Co. Ltd.	152,400	2,536,902
NH Foods Ltd.	144,000	3,516,924
NHK Spring Co. Ltd.	167,900	1,487,566
Nichi-Iko Pharmaceutical Co. Ltd.	39,500	859,106
Nichias Corp.	85,000	691,711
Nichicon Corp.	68,900	516,321
Nichiha Corp.	31,700	619,555
NichiiGakkan Co. Ltd.[b]	54,400	386,429
Nichirei Corp.	200,000	1,912,475
Nidec Corp.	199,800	18,394,038
Nifco Inc./Japan	37,600	2,131,590
Nihon Kohden Corp.	62,900	1,761,458
Nihon M&A Center Inc.	28,300	1,736,908
Nihon Parkerizing Co. Ltd.	91,100	1,108,471
Nihon Unisys Ltd.	56,900	780,061
Nikkon Holdings Co. Ltd.	47,300	953,523
Nikon Corp.	283,500	4,041,504
Nintendo Co. Ltd.	94,900	19,913,397

Security	Shares	Value
Nippo Corp.	48,000	$885,671
Nippon Accommodations Fund Inc.	367	1,675,914
Nippon Building Fund Inc.	1,179	7,247,597
Nippon Denko Co. Ltd.	164,500	272,869
Nippon Electric Glass Co. Ltd.	335,000	1,536,322
Nippon Express Co. Ltd.	680,000	3,470,166
Nippon Flour Mills Co. Ltd.	107,000	784,085
Nippon Gas Co. Ltd.	32,700	779,491
Nippon Kayaku Co. Ltd.	131,000	1,366,434
Nippon Light Metal Holdings Co. Ltd.	425,700	971,984
Nippon Paint Holdings Co. Ltd.	137,300	3,811,470
Nippon Paper Industries Co. Ltd.	79,600	1,450,874
Nippon Prologis REIT Inc.	1,293	3,213,418
NIPPON REIT Investment Corp.	338	891,791
Nippon Road Co. Ltd. (The)	98,000	405,445
Nippon Seiki Co. Ltd.	35,000	584,671
Nippon Sharyo Ltd.[a,b]	129,000	349,924
Nippon Sheet Glass Co. Ltd.[a,b]	866,000	642,201
Nippon Shinyaku Co. Ltd.	42,000	2,319,559
Nippon Shokubai Co. Ltd.	22,100	1,408,138
Nippon Signal Co. Ltd.	71,900	691,744
Nippon Soda Co. Ltd.	151,000	670,391
Nippon Steel & Sumikin Bussan Corp.	140,720	484,697
Nippon Steel & Sumitomo Metal Corp.	668,600	12,721,569
Nippon Suisan Kaisha Ltd.	196,900	981,762
Nippon Telegraph & Telephone Corp.	580,800	27,661,461
Nippon Thompson Co. Ltd.	94,000	311,851
Nippon Yusen KK	1,300,000	2,334,000
Nipro Corp.	110,900	1,387,264
Nishi-Nippon City Bank Ltd. (The)	514,000	1,008,089
Nishi-Nippon Railroad Co. Ltd.	287,000	1,503,820
Nishimatsu Construction Co. Ltd.	234,000	1,164,463
Nishimatsuya Chain Co. Ltd.	51,600	738,617
Nissan Chemical Industries Ltd.	99,500	3,194,175
Nissan Motor Co. Ltd.	2,078,100	20,520,439

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Nissan Shatai Co. Ltd.	69,900	$708,651
Nissha Printing Co. Ltd.[b]	28,600	570,409
Nisshin OilliO Group Ltd. (The)	150,000	709,860
Nisshin Seifun Group Inc.	177,500	2,939,137
Nisshin Steel Co. Ltd.	75,600	945,692
Nisshinbo Holdings Inc.	116,800	1,095,232
Nissin Electric Co. Ltd.	40,900	713,161
Nissin Foods Holdings Co. Ltd.	51,400	2,928,975
Nissin Kogyo Co. Ltd.	35,300	528,028
Nitori Holdings Co. Ltd.	66,500	8,266,673
Nitta Corp.	17,400	436,846
Nitto Boseki Co. Ltd.	140,000	512,270
Nitto Denko Corp.	136,400	9,198,033
Nitto Kogyo Corp.	38,700	535,460
Noevir Holdings Co. Ltd.	17,600	538,381
NOF Corp.	130,000	1,131,483
NOK Corp.	80,500	1,556,037
Nomura Co. Ltd.	41,700	629,864
Nomura Holdings Inc.	3,003,100	13,748,885
Nomura Real Estate Holdings Inc.	98,000	1,705,928
Nomura Real Estate Master Fund Inc.	2,979	4,932,783
Nomura Research Institute Ltd.	108,800	3,864,292
Noritake Co. Ltd./Nagoya Japan	129,000	300,834
Noritz Corp.	26,600	522,734
North Pacific Bank Ltd.	306,200	1,009,861
NS Solutions Corp.	32,600	620,922
NSD Co. Ltd.	43,100	717,037
NSK Ltd.	381,200	3,269,501
NTN Corp.	393,000	1,292,296
NTT Data Corp.	110,600	5,514,622
NTT DOCOMO Inc.	1,196,200	32,092,032
NTT Urban Development Corp.	87,600	942,799
Obara Group Inc.	17,700	734,010
Obayashi Corp.	536,000	5,904,708
OBIC Business Consultants Co. Ltd.	11,600	581,783
Obic Co. Ltd.	57,800	3,400,829
Odakyu Electric Railway Co. Ltd.	500,000	5,952,091

Security	Shares	Value
Ogaki Kyoritsu Bank Ltd. (The)	239,000	$795,229
Ohsho Food Service Corp.	11,000	419,671
Oiles Corp.	30,200	541,617
Oita Bank Ltd. (The)	154,000	500,385
Oji Holdings Corp.	685,000	2,874,079
Okabe Co. Ltd.	66,500	519,100
Okamoto Industries Inc.	64,000	665,073
Okasan Securities Group Inc.	198,000	1,012,363
Oki Electric Industry Co. Ltd.	748,000	1,029,107
Okinawa Electric Power Co. Inc. (The)	46,300	932,460
OKUMA Corp.	111,000	859,970
Okumura Corp.	139,000	827,341
Olympus Corp.	240,500	8,401,132
Omron Corp.	161,100	5,407,465
Ono Pharmaceutical Co. Ltd.	341,500	12,339,118
Onward Holdings Co. Ltd.	94,000	649,383
Open House Co. Ltd.	23,200	667,579
Oracle Corp. Japan	32,900	2,009,601
Orient Corp.[a]	350,800	664,050
Oriental Land Co. Ltd./Japan	182,100	11,567,264
ORIX Corp.	1,108,700	15,837,799
Orix JREIT Inc.	1,949	3,584,783
Osaka Gas Co. Ltd.	1,583,000	6,428,693
OSAKA Titanium Technologies Co. Ltd.[b]	21,500	276,079
OSG Corp.[b]	62,200	1,041,471
Otsuka Corp.	44,700	2,307,294
Otsuka Holdings Co. Ltd.	322,500	15,400,449
Outsourcing Inc.	10,600	400,790
Oyo Corp.	32,200	366,034
Pacific Metals Co. Ltd.[a]	180,000	490,023
Pack Corp. (The)	21,300	591,499
Pal Co. Ltd.	16,300	387,917
PALTAC Corp.	30,100	596,214
Panasonic Corp.	1,849,500	18,245,055
Paramount Bed Holdings Co. Ltd.	19,400	740,147
Park24 Co. Ltd.	83,700	2,850,300
PC Depot Corp.[b]	22,700	301,456
Penta-Ocean Construction Co. Ltd.	269,300	1,650,197
PeptiDream Inc.[a,b]	28,300	1,585,032
Pigeon Corp.	92,200	2,321,081
Pilot Corp.	29,000	1,276,187

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Pioneer Corp.[a]	264,600	$487,968
Plenus Co. Ltd.	21,000	374,777
Pola Orbis Holdings Inc.	18,300	1,814,197
Premier Investment Corp.	1,106	1,511,934
Press Kogyo Co. Ltd.	156,500	583,334
Prima Meat Packers Ltd.	190,000	606,235
Raito Kogyo Co. Ltd.	72,400	851,266
Rakuten Inc.	781,600	8,964,930
Recruit Holdings Co. Ltd.	239,400	9,168,610
Relia Inc.	53,200	514,428
Relo Group Inc.	9,100	1,427,799
Rengo Co. Ltd.	158,000	1,039,098
Resona Holdings Inc.	1,817,800	7,360,950
Resorttrust Inc.	64,600	1,478,138
Ricoh Co. Ltd.	573,900	5,129,457
Ricoh Leasing Co. Ltd.	16,400	423,262
Riken Corp.	120,000	418,012
Ringer Hut Co. Ltd.	26,800	618,974
Rinnai Corp.	29,400	2,906,006
Riso Kagaku Corp.	30,200	439,069
Rohm Co. Ltd.	78,200	3,380,261
Rohto Pharmaceutical Co. Ltd.	79,200	1,380,214
Round One Corp.	76,400	518,851
Royal Holdings Co. Ltd.	28,800	540,676
Ryobi Ltd.	146,000	702,327
Ryohin Keikaku Co. Ltd.	19,600	4,385,305
Ryosan Co. Ltd.	28,200	877,767
Ryoyo Electro Corp.	36,600	447,478
Saizeriya Co. Ltd.	25,800	575,235
Sakai Chemical Industry Co. Ltd.	137,000	375,635
Sakata Seed Corp.	30,300	750,367
San-A Co. Ltd.	14,600	732,244
San-in Godo Bank Ltd. (The)	123,300	958,873
Sanden Holdings Corp.	163,000	473,962
Sangetsu Co. Ltd.	41,400	811,155
Sanken Electric Co. Ltd.	201,000	717,822
Sankyo Co. Ltd.	35,900	1,315,358
Sankyo Tateyama Inc.	31,900	487,752
Sankyu Inc.	230,000	1,317,364
Sanrio Co. Ltd.[b]	40,300	721,181
Santen Pharmaceutical Co. Ltd.	310,600	5,203,690
Sanwa Holdings Corp.	185,300	1,945,483
Sanyo Shokai Ltd.	187,000	348,510

Security	Shares	Value
Sanyo Special Steel Co. Ltd.	84,000	$452,437
Sapporo Holdings Ltd.	55,600	1,559,740
Sato Holdings Corp.	23,600	547,830
Sawada Holdings Co. Ltd.	19,800	191,267
Sawai Pharmaceutical Co. Ltd.	25,900	2,064,722
SBI Holdings Inc./Japan	179,500	1,977,416
SCREEN Holdings Co. Ltd.	168,000	2,016,295
SCSK Corp.	40,200	1,686,686
Secom Co. Ltd.	176,700	13,377,717
Sega Sammy Holdings Inc.	150,200	1,660,503
Seibu Holdings Inc.	145,300	2,574,668
Seikagaku Corp.	36,000	589,784
Seiko Epson Corp.	230,400	4,123,078
Seiko Holdings Corp.	122,000	404,742
Seino Holdings Co. Ltd.	124,400	1,275,742
Seiren Co. Ltd.	62,500	614,724
Sekisui Chemical Co. Ltd.	346,500	5,101,903
Sekisui House Ltd.	507,000	8,551,003
Sekisui House Reit Inc.	732	1,039,235
Sekisui House SI Residential Investment Corp.	928	1,146,361
Senko Co. Ltd.	82,000	516,876
Senshu Ikeda Holdings Inc.	211,100	924,856
Septeni Holdings Co. Ltd.	15,000	477,875
Seria Co. Ltd.	16,800	1,367,146
Seven & I Holdings Co. Ltd.	635,200	26,669,909
Seven Bank Ltd.	496,800	1,716,029
Sharp Corp./Japan[a,b]	1,255,000	1,126,604
Shiga Bank Ltd. (The)	184,000	885,125
Shikoku Chemicals Corp.	51,000	466,781
Shikoku Electric Power Co. Inc.	158,200	1,662,501
Shima Seiki Manufacturing Ltd.	27,700	551,919
Shimachu Co. Ltd.	38,300	867,388
Shimadzu Corp.	206,000	3,033,166
Shimamura Co. Ltd.	18,000	2,641,557
Shimano Inc.	62,300	9,878,275
Shimizu Corp.	488,000	4,999,756
Shin-Etsu Chemical Co. Ltd.	328,700	22,656,358
Shinko Electric Industries Co. Ltd.	62,800	349,280
Shinko Plantech Co. Ltd.	33,600	245,234
Shinmaywa Industries Ltd.	143,000	962,775
Shinsei Bank Ltd.	1,446,000	2,201,064

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Shionogi & Co. Ltd.	247,300	$12,909,743
Ship Healthcare Holdings Inc.	36,300	1,105,098
Shiseido Co. Ltd.	318,400	9,012,816
Shizuoka Bank Ltd. (The)	430,000	3,230,717
Shizuoka Gas Co. Ltd.	98,600	744,659
SHO-BOND Holdings Co. Ltd.	20,300	1,030,004
Shochiku Co. Ltd.	85,000	975,362
Showa Corp.	75,800	443,772
Showa Denko KK	116,100	1,197,421
Showa Sangyo Co. Ltd.	90,000	430,307
Showa Shell Sekiyu KK	170,300	1,527,108
SIIX Corp.	14,300	532,317
Sintokogio Ltd.	68,100	541,557
SKY Perfect JSAT Holdings Inc.	164,000	728,107
Skylark Co. Ltd.	87,200	1,162,270
SMC Corp./Japan	48,200	12,785,452
SMS Co. Ltd.	19,600	463,966
SoftBank Group Corp.	799,900	44,512,170
Sohgo Security Services Co. Ltd.	58,600	2,916,134
Sojitz Corp.	1,015,400	2,467,040
Sompo Japan Nipponkoa Holdings Inc.	298,800	9,807,906
Sony Corp.	1,052,200	33,695,862
Sony Financial Holdings Inc.	149,700	1,912,058
Sosei Group Corp.[a,b]	13,800	2,201,590
Sotetsu Holdings Inc.	321,000	1,757,145
Square Enix Holdings Co. Ltd.	70,700	2,217,890
St. Marc Holdings Co. Ltd.	22,300	674,538
Stanley Electric Co. Ltd.	121,400	2,983,916
Star Micronics Co. Ltd.	57,200	680,361
Start Today Co. Ltd.	50,900	2,433,624
Sugi Holdings Co. Ltd.	32,300	1,626,267
Sumco Corp.	171,000	1,296,453
Sumitomo Bakelite Co. Ltd.	159,000	771,069
Sumitomo Chemical Co. Ltd.	1,277,000	5,731,766
Sumitomo Corp.	975,200	10,314,844
Sumitomo Dainippon Pharma Co. Ltd.	131,700	2,475,037
Sumitomo Electric Industries Ltd.	617,700	8,646,052
Sumitomo Forestry Co. Ltd.	107,200	1,521,940
Sumitomo Heavy Industries Ltd.	463,000	2,231,761

Security	Shares	Value
Sumitomo Metal Mining Co. Ltd.	399,000	$4,841,260
Sumitomo Mitsui Construction Co. Ltd.	845,500	775,499
Sumitomo Mitsui Financial Group Inc.	1,113,000	35,925,296
Sumitomo Mitsui Trust Holdings Inc.	2,775,000	9,395,765
Sumitomo Osaka Cement Co. Ltd.	329,000	1,579,431
Sumitomo Real Estate Sales Co. Ltd.	25,400	547,729
Sumitomo Realty & Development Co. Ltd.	294,000	7,703,927
Sumitomo Riko Co. Ltd.	35,800	322,771
Sumitomo Rubber Industries Ltd.	136,300	1,947,048
Sumitomo Warehouse Co. Ltd. (The)	110,000	582,817
Sundrug Co. Ltd.	30,100	2,622,755
Suntory Beverage & Food Ltd.	120,700	5,270,357
Suruga Bank Ltd.	153,600	3,546,057
Suzuken Co. Ltd./Aichi Japan	63,600	2,047,909
Suzuki Motor Corp.	302,300	9,403,643
Sysmex Corp.	129,300	9,058,633
T&D Holdings Inc.	487,200	5,069,999
T-Gaia Corp.	27,900	430,403
Tachi-S Co. Ltd.	36,100	626,999
Tadano Ltd.	110,900	1,087,520
Taiheiyo Cement Corp.	967,000	2,802,352
Taikisha Ltd.	29,200	793,786
Taisei Corp.	873,000	7,879,446
Taisho Pharmaceutical Holdings Co. Ltd.	28,700	3,156,062
Taiyo Holdings Co. Ltd.	20,700	710,972
Taiyo Nippon Sanso Corp.	131,200	1,276,347
Taiyo Yuden Co. Ltd.	94,600	859,371
Takara Bio Inc.	39,500	579,675
Takara Holdings Inc.	144,100	1,285,138
Takara Leben Co. Ltd.	56,900	449,715
Takasago Thermal Engineering Co. Ltd.	49,300	653,742
Takashimaya Co. Ltd.	247,000	1,887,115
Takata Corp.[a,b]	102,700	418,877
Takeda Pharmaceutical Co. Ltd.	591,800	26,493,422

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Takeuchi Manufacturing Co. Ltd.	24,600	$336,049
Tamron Co. Ltd.	29,600	432,945
TDK Corp.	101,800	6,347,290
TechnoPro Holdings Inc.	29,900	1,021,125
Teijin Ltd.	773,000	2,934,059
Tekken Corp.[b]	234,000	872,206
Temp Holdings Co. Ltd.	117,800	1,931,053
Terumo Corp.	283,600	12,272,684
THK Co. Ltd.	98,600	1,974,213
TIS Inc.	62,600	1,633,336
Toa Corp./Tokyo	400,000	694,736
Toagosei Co. Ltd.	91,000	919,900
Tobu Railway Co. Ltd.	795,000	4,305,264
TOC Co. Ltd.	41,400	355,486
Tocalo Co. Ltd.	31,900	633,424
Tochigi Bank Ltd. (The)	130,000	539,103
Toda Corp.	185,000	935,064
Toho Bank Ltd. (The)	214,000	808,099
Toho Co. Ltd./Tokyo	95,300	2,794,326
Toho Gas Co. Ltd.	373,000	3,301,078
Toho Holdings Co. Ltd.	44,500	1,003,025
Toho Titanium Co. Ltd.[b]	31,400	200,070
Toho Zinc Co. Ltd.	218,000	738,118
Tohoku Electric Power Co. Inc.	392,400	5,061,744
Tokai Carbon Co. Ltd.	244,000	633,302
Tokai Corp./Gifu	7,400	252,359
TOKAI Holdings Corp.	85,000	556,520
Tokai Rika Co. Ltd.	42,600	823,443
Tokai Tokyo Financial Holdings Inc.	193,900	913,828
Token Corp.	8,410	705,723
Tokio Marine Holdings Inc.	573,900	22,623,369
Tokuyama Corp.[a,b]	312,000	971,147
Tokyo Broadcasting System Holdings Inc.	35,000	501,342
Tokyo Dome Corp.	76,500	686,735
Tokyo Electric Power Co. Holdings Inc.[a]	1,218,400	4,802,982
Tokyo Electron Ltd.	130,000	11,453,091
Tokyo Gas Co. Ltd.	1,748,000	7,487,652
Tokyo Ohka Kogyo Co. Ltd.	34,500	1,038,518
Tokyo Seimitsu Co. Ltd.	34,200	814,580
Tokyo Steel Manufacturing Co. Ltd.	87,500	620,701

Security	Shares	Value
Tokyo Tatemono Co. Ltd.	172,000	$2,163,321
Tokyo TY Financial Group Inc.	25,500	674,791
Tokyotokeiba Co. Ltd.	117,000	266,000
Tokyu Construction Co. Ltd.	62,900	662,234
Tokyu Corp.	898,000	7,421,632
Tokyu Fudosan Holdings Corp.	405,400	2,436,712
TOKYU REIT Inc.	850	1,212,568
TOMONY Holdings Inc.	133,500	505,420
Tomy Co. Ltd.	54,000	487,388
TonenGeneral Sekiyu KK	243,000	2,202,732
Top REIT Inc.	148	631,800
Topcon Corp.	91,400	886,487
Toppan Forms Co. Ltd.	40,000	445,724
Toppan Printing Co. Ltd.	424,000	3,773,118
Topre Corp.	36,900	850,805
Topy Industries Ltd.	219,000	491,487
Toray Industries Inc.	1,237,000	11,354,305
Toridoll.corp.	18,100	530,717
Torii Pharmaceutical Co. Ltd.	11,100	246,727
Toshiba Corp.[a,b]	3,354,000	8,810,039
Toshiba Machine Co. Ltd.	159,000	536,801
Toshiba TEC Corp.[a]	113,000	394,731
Tosoh Corp.	452,000	2,328,692
Totetsu Kogyo Co. Ltd.	28,500	903,791
TOTO Ltd.	116,700	5,050,149
Towa Bank Ltd. (The)	719,000	638,425
Toyo Corp./Chuo-ku	49,900	526,826
Toyo Engineering Corp.	167,000	540,996
Toyo Ink SC Holdings Co. Ltd.	154,000	673,191
Toyo Seikan Group Holdings Ltd.	134,100	2,635,287
Toyo Suisan Kaisha Ltd.	73,900	3,302,552
Toyo Tanso Co. Ltd.	26,400	395,929
Toyo Tire & Rubber Co. Ltd.	79,200	809,117
Toyobo Co. Ltd.	697,000	1,326,194
Toyoda Gosei Co. Ltd.	53,800	1,184,823
Toyota Boshoku Corp.	58,300	1,357,878
Toyota Industries Corp.	133,400	6,085,232
Toyota Motor Corp.	2,181,900	125,482,935
Toyota Tsusho Corp.	178,200	3,974,876
TPR Co. Ltd.	26,000	559,653
Transcosmos Inc.	25,700	735,504
Trend Micro Inc./Japan	91,200	3,328,175
Trusco Nakayama Corp.	18,700	941,523

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
TS Tech Co. Ltd.	42,200	$975,889
TSI Holdings Co. Ltd.	102,600	596,669
Tsubakimoto Chain Co.	124,000	857,843
Tsukuba Bank Ltd.	134,800	422,216
Tsumura & Co.	47,800	1,357,252
Tsuruha Holdings Inc.	30,100	3,436,308
TV Asahi Holdings Corp.	24,200	400,244
UACJ Corp.	223,000	550,510
Ube Industries Ltd.	836,000	1,476,470
ULVAC Inc.	33,400	1,047,773
Unicharm Corp.	338,700	7,019,552
Unipres Corp.	32,900	542,849
United Arrows Ltd.	22,400	630,133
United Super Markets Holdings Inc.	54,100	523,131
United Urban Investment Corp.	2,313	4,317,480
Unitika Ltd.[a]	1,719,000	1,039,938
Unizo Holdings Co. Ltd.	13,800	495,526
UNY Group Holdings Co. Ltd.	171,600	1,393,094
Ushio Inc.	93,500	1,169,605
USS Co. Ltd.	178,900	3,060,074
Valor Holdings Co. Ltd.	31,500	868,298
Vital KSK Holdings Inc.	62,400	590,604
VT Holdings Co. Ltd.	85,700	457,412
W-Scope Corp.[b]	21,800	502,856
Wacoal Holdings Corp.	94,000	1,036,444
WATAMI Co. Ltd.[b]	43,000	448,944
Welcia Holdings Co. Ltd.	17,400	1,152,813
West Japan Railway Co.	136,600	8,537,084
Xebio Holdings Co. Ltd.	29,100	422,509
Yahoo Japan Corp.	1,250,600	5,552,256
Yakult Honsha Co. Ltd.	72,700	3,504,298
Yamada Denki Co. Ltd.	547,800	2,897,083
Yamagata Bank Ltd. (The)	133,000	568,415
Yamaguchi Financial Group Inc.	157,000	1,562,570
Yamaha Corp.	138,100	3,859,281
Yamaha Motor Co. Ltd.	225,400	3,866,451
Yamanashi Chuo Bank Ltd. (The)	135,000	566,424
Yamato Holdings Co. Ltd.	297,800	7,347,293
Yamato Kogyo Co. Ltd.	32,700	930,092
Yamazaki Baking Co. Ltd.	109,000	3,006,713
Yamazen Corp.	61,600	533,143

Security	Shares	Value
Yaoko Co. Ltd.	15,800	$742,323
Yaskawa Electric Corp.	199,900	2,769,752
Yellow Hat Ltd.	21,300	490,491
Yodogawa Steel Works Ltd.	18,200	476,821
Yokogawa Electric Corp.	190,100	2,487,428
Yokohama Reito Co. Ltd.[b]	63,800	660,504
Yokohama Rubber Co. Ltd. (The)	88,500	1,205,503
Yondoshi Holdings Inc.	22,300	458,686
Yonex Co. Ltd.[b]	8,700	549,241
Yoshinoya Holdings Co. Ltd.[b]	55,300	786,184
Yuasa Trading Co. Ltd.	31,200	689,545
Zenkoku Hosho Co. Ltd.	43,100	1,717,944
Zenrin Co. Ltd.	30,900	565,327
Zensho Holdings Co. Ltd.	70,800	1,139,183
Zeon Corp.	150,000	1,252,866
Zojirushi Corp.	30,000	495,585

		2,949,535,280
NETHERLANDS — 3.01%
Aalberts Industries NV	80,644	2,677,901
ABN AMRO Group NVc	196,350	3,649,228
Accell Group	23,106	600,353
Aegon NV	1,508,511	6,150,413
AerCap Holdings NVa	141,151	5,153,423
Akzo Nobel NV	207,340	13,438,493
Altice NV Class Aa,b	322,831	4,792,354
Altice NV Class Ba	77,063	1,139,674
Amsterdam Commodities NV	15,128	386,551
Arcadis NV	62,703	839,659
ASM International NV	40,463	1,578,242
ASML Holding NV	304,877	33,731,502
BE Semiconductor Industries NV	28,603	849,850
BinckBank NV	107,796	601,991
Boskalis Westminster	71,423	2,624,489
Brunel International NV	24,995	512,615
Corbion NV	58,375	1,404,780
COSMO Pharmaceuticals NVa,b	7,234	1,168,428
Delta Lloyd NV	374,817	1,339,150
Eurocommercial Properties NV	39,672	1,756,784
Euronext NVb,c	53,809	2,298,568
Flow Traders[c]	25,646	909,400
Fugro NV CVA[a]	54,415	962,032
Gemalto NV	68,477	4,515,595
Heineken Holding NV	87,262	7,314,655

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Heineken NV	193,321	$18,254,350
IMCD Group NV	42,178	1,788,754
ING Groep NV	3,195,622	35,735,060
InterXion Holding NVa	60,999	2,310,642
Koninklijke Ahold Delhaize NV	1,063,019	25,391,092
Koninklijke BAM Groep NV	199,208	781,903
Koninklijke DSM NV	151,292	9,687,382
Koninklijke KPN NV	2,839,864	9,346,025
Koninklijke Philips NV	767,417	20,484,386
Koninklijke Vopak NV	59,409	3,055,306
NN Group NV	264,493	7,135,438
NSI NV	135,753	600,999
NXP Semiconductors NVa	244,417	20,553,026
OCI NVa	84,986	1,298,187
PostNL NVa	369,542	1,419,895
Randstad Holding NV	99,305	4,273,122
Refresco Group NVc	50,024	781,193
RELX NV	836,987	15,139,172
SBM Offshore NVb	154,415	2,063,462
SNS REAAL NVa,b	3,991	—
TKH Group NV	35,914	1,311,051
TomTom NVa,b	89,917	768,602
Unilever NV CVA	1,354,713	62,770,234
VastNed Retail NV	19,366	812,751
Wereldhave NV	33,090	1,601,486
Wessanen	84,272	1,028,128
Wolters Kluwer NV	255,393	10,745,450

		359,533,226
NEW ZEALAND — 0.35%
a2 Milk Co. Ltd.[a]	569,642	809,327
Air New Zealand Ltd.	454,266	724,033
Argosy Property Ltd.	449,590	372,881
Auckland International Airport Ltd.	812,953	4,326,906
Chorus Ltd.	313,210	1,011,974
Contact Energy Ltd.	623,759	2,429,217
Fisher & Paykel Healthcare Corp. Ltd.	498,468	3,774,699
Fletcher Building Ltd.	566,072	3,955,953
Freightways Ltd.	129,274	628,386
Genesis Energy Ltd.	520,930	834,042
Goodman Property Trust	741,547	711,289
Infratil Ltd.	484,158	1,176,719
Kiwi Property Group Ltd.	884,287	994,886
Mercury NZ Ltd.	691,582	1,561,147

Security	Shares	Value
Meridian Energy Ltd.	1,184,135	$2,391,195
Metlifecare Ltd.	105,021	427,180
Nuplex Industries Ltd.	165,079	632,182
Precinct Properties New Zealand Ltd.	704,811	637,929
Ryman Healthcare Ltd.	312,323	2,146,607
Sky Network Television Ltd.	338,407	1,193,449
SKYCITY Entertainment Group Ltd.	598,864	2,189,736
Spark New Zealand Ltd.	1,564,266	4,450,546
Trade Me Group Ltd.	347,614	1,283,580
Xero Ltd.[a]	61,494	877,676
Z Energy Ltd.	321,769	1,988,752

		41,530,291
NORWAY — 0.73%
Aker ASA Class A	27,750	833,531
Aker Solutions ASA[a]	140,815	588,645
Atea ASA	67,637	708,659
Austevoll Seafood ASA	100,658	887,326
Bakkafrost P/F	38,431	1,497,928
Borregaard ASA	69,557	561,550
BW LPG Ltd.[c]	80,731	287,637
Det Norske Oljeselskap ASA[a]	88,726	1,122,914
DNB ASA	819,852	9,037,654
DNO ASA[a,b]	570,240	582,230
Entra ASA[c]	60,915	647,270
Frontline Ltd./Bermuda[b]	56,718	444,430
Gjensidige Forsikring ASA	176,816	2,987,203
Hoegh LNG Holdings Ltd.[b]	44,171	461,486
Leroy Seafood Group ASA	24,378	1,172,462
Marine Harvest ASA	329,082	5,610,440
Nordic Semiconductor ASA[a,b]	122,259	551,573
Norsk Hydro ASA	1,137,184	4,864,446
Norwegian Air Shuttle ASA[a,b]	24,414	878,254
Norwegian Property ASA	308,705	366,140
Opera Software ASA[b]	107,339	675,417
Orkla ASA	680,271	6,323,857
Petroleum Geo-Services ASA[a,b]	190,708	379,926
Protector Forsikring ASA	48,656	418,806
REC Silicon ASA[a,b]	2,177,965	412,171
Salmar ASA	47,220	1,471,613
Schibsted ASA	67,415	2,123,402
Schibsted ASA Class B	73,979	2,182,595
Seadrill Ltd.[a,b]	284,521	834,015

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
SpareBank 1 SMN	113,842	$636,593
Statoil ASA	940,752	14,832,405
Stolt-Nielsen Ltd.[b]	16,938	213,160
Storebrand ASA[a]	375,799	1,426,384
Subsea 7 SAa,b	245,136	2,626,592
Telenor ASA	630,304	10,543,855
TGS Nopec Geophysical Co. ASA[b]	91,425	1,520,693
Thin Film Electronics ASA[a,b]	585,490	305,156
XXL ASA[c]	90,863	1,105,730
Yara International ASA	152,591	4,969,276

		87,093,424
PORTUGAL — 0.18%
Altri SGPS SA	114,996	445,708
Banco BPI SA Registered[a,d]	422,261	526,496
Banco Comercial Portugues SA Registered[a,b]	36,272,215	819,341
CTT-Correios de Portugal SA	130,400	1,093,066
EDP – Energias de Portugal SA	1,926,392	6,609,051
Galp Energia SGPS SA	378,193	5,163,786
Jeronimo Martins SGPS SA	209,587	3,509,702
Navigator Co. SA (The)[b]	269,134	854,423
NOS SGPS SA	234,097	1,568,318
REN – Redes Energeticas Nacionais SGPS SA	242,298	736,984
Sonae SGPS SA	1,020,698	794,412

		22,121,287
SINGAPORE — 1.48%
Accordia Golf Trust[b]	1,066,500	532,019
AIMS AMP Capital Industrial REIT	455,975	499,057
ARA Asset Management Ltd.[b]	613,328	602,779
Ascendas India Trust	822,900	621,877
Ascendas REIT	1,812,400	3,306,068
Ascott Residence Trust[b]	908,500	764,355
Asian Pay Television Trust[b]	1,688,400	710,257
Boustead Singapore Ltd.	112,500	67,009
Cache Logistics Trust[b]	1,018,200	655,754
Cambridge Industrial Trust	1,193,500	488,739
CapitaLand Commercial Trust	1,769,400	1,982,687
CapitaLand Ltd.	2,108,000	4,975,326
CapitaLand Mall Trust	2,236,700	3,563,799
CapitaLand Retail China Trust	529,720	601,462
CDL Hospitality Trusts	644,400	705,285

Security	Shares	Value
Chip Eng Seng Corp. Ltd.	689,600	$323,467
City Developments Ltd.	344,100	2,180,248
ComfortDelGro Corp. Ltd.	1,839,700	3,862,671
COSCO Corp. Singapore Ltd.[a,b]	956,900	206,612
CWT Ltd.[b]	233,600	365,245
DBS Group Holdings Ltd.[b]	1,481,700	17,000,221
Ezion Holdings Ltd.[a,b]	1,627,652	363,559
First REIT	541,800	524,414
First Resources Ltd.[b]	526,200	632,725
Frasers Centrepoint Trust	546,200	870,276
Frasers Commercial Trust	564,100	562,798
Genting Singapore PLC	5,341,100	3,121,706
GL Ltd.[b]	368,600	222,296
Global Logistic Properties Ltd.	2,447,900	3,490,230
Golden Agri-Resources Ltd.	5,935,800	1,591,012
Hutchison Port Holdings Trust	4,683,300	2,224,567
Hyflux Ltd.[b]	1,011,200	436,673
Jardine Cycle & Carriage Ltd.[b]	91,632	2,676,438
Jardine Matheson Holdings Ltd.	206,900	12,269,170
Kenon Holdings Ltd./Singapore[a,b]	27,150	321,335
Keppel Corp. Ltd.[b]	1,196,700	4,677,742
Keppel REIT	1,593,580	1,263,616
Lippo Malls Indonesia Retail Trust	1,546,200	431,707
M1 Ltd./Singapore	450,700	879,185
Mapletree Commercial Trust[b]	1,176,200	1,388,040
Mapletree Greater China Commercial Trust	1,678,300	1,343,290
Mapletree Industrial Trust	1,046,800	1,410,698
Mapletree Logistics Trust	1,350,100	1,060,498
Midas Holdings Ltd.[b]	1,062,900	193,888
Noble Group Ltd.[a,b]	7,929,800	956,465
OUE Hospitality Trust[b]	967,100	525,637
Oversea-Chinese Banking Corp. Ltd.	2,590,300	16,585,943
Parkway Life REIT	389,000	738,553
Raffles Medical Group Ltd.[b]	839,800	984,800
Sabana Shari’ah Compliant Industrial REIT	909,200	358,779
SATS Ltd.[b]	606,100	1,972,047
SembCorp Industries Ltd.	879,900	1,814,700
Sembcorp Marine Ltd.[b]	716,200	751,874

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Singapore Airlines Ltd.	459,000	$3,752,379
Singapore Exchange Ltd.	669,600	3,754,067
Singapore Post Ltd.[b]	1,322,600	1,413,097
Singapore Press Holdings Ltd.[b]	768,200	2,162,010
Singapore Technologies Engineering Ltd.	1,348,600	3,303,473
Singapore Telecommunications Ltd.	6,661,600	20,732,252
SMRT Corp. Ltd.[b]	707,100	858,144
Soilbuild Business Space REIT[b]	1,088,500	542,994
Starhill Global REIT	1,150,100	685,042
StarHub Ltd.	521,400	1,521,769
Suntec REIT[b]	1,976,300	2,457,316
Super Group Ltd./Singapore	425,000	254,728
United Engineers Ltd.	389,400	666,830
United Overseas Bank Ltd.	1,083,900	14,687,648
UOL Group Ltd.	409,200	1,757,936
Venture Corp. Ltd.[b]	227,900	1,510,170
Wilmar International Ltd.	1,694,300	3,897,987
Wing Tai Holdings Ltd.	388,300	503,047
Yangzijiang Shipbuilding Holdings Ltd.	1,821,200	1,179,692
Yanlord Land Group Ltd.[b]	562,900	494,544
Ying Li International Real Estate Ltd.[a,b]	2,076,800	210,293

		177,005,016
SPAIN — 2.88%
Abengoa SA Class Ba,b	1,032,949	256,431
Abertis Infraestructuras SA	537,202	8,452,221
Acciona SA	26,608	1,965,874
Acerinox SA	137,657	1,840,293
ACS Actividades de Construccion y Servicios SA	164,531	4,719,263
Aena SAc	56,419	8,138,684
Almirall SA	67,495	1,084,595
Amadeus IT Holding SA Class A	370,925	17,418,983
Applus Services SA	139,210	1,480,437
Atresmedia Corp. de Medios de Comunicacion SAb	82,080	860,035
Axiare Patrimonio SOCIMI SA	91,765	1,251,918
Banco Bilbao Vizcaya Argentaria SA	5,438,258	31,774,975

Security	Shares	Value
Banco de Sabadell SA	4,416,147	$6,039,613
Banco Popular Espanol SAb	2,997,795	4,197,062
Banco Santander SA	12,039,957	51,081,233
Bankia SA	4,060,287	3,114,727
Bankinter SA	600,001	4,186,737
Bolsas y Mercados Espanoles SHMSF SAb	1,895	56,929
CaixaBank SA	2,260,379	5,679,674
Cellnex Telecom SAU[c]	142,901	2,529,620
Cia. de Distribucion Integral Logista Holdings SA	47,398	1,144,066
CIE Automotive SA	63,868	1,240,573
Construcciones y Auxiliar de Ferrocarriles SA	2,611	951,693
Corp Financiera Alba SA	24,647	1,048,991
Distribuidora Internacional de Alimentacion SA	537,060	3,351,768
Duro Felguera SAb	221,975	325,173
Ebro Foods SA	72,614	1,656,493
Enagas SA	28,499	869,068
Ence Energia y Celulosa SA	258,134	652,368
Endesa SA	279,921	5,883,245
Euskaltel SAa,c	89,448	802,803
Faes Farma SA	331,800	1,309,755
Ferrovial SA	408,507	8,457,896
Gamesa Corp. Tecnologica SA	190,238	4,030,241
Gas Natural SDG SA	298,175	6,170,203
Grifols SA	263,870	5,786,377
Grupo Catalana Occidente SA	49,813	1,400,384
Hispania Activos Inmobiliarios SOCIMI SA	135,687	1,816,233
Iberdrola SA	4,523,602	31,084,607
Iberdrola SA New[a]	100,174	688,363
Indra Sistemas SAa,b	107,480	1,303,456
Industria de Diseno Textil SA	912,219	31,561,565
Inmobiliaria Colonial SA	208,313	1,647,861
International Consolidated Airlines Group SA	678,758	3,663,797
Lar Espana Real Estate SOCIMI SAb	102,767	743,528
Lar Espana Real Estate SOCIMI SA New[a]	50,805	367,578
Liberbank SAa,b	677,797	517,678
Mapfre SA	997,709	2,445,589

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Mediaset Espana Comunicacion SA	172,048	$1,977,798
Melia Hotels International SA	105,778	1,256,201
Merlin Properties SOCIMI SA	267,796	3,066,501
NH Hotel Group SAa,b	218,401	994,004
Obrascon Huarte Lain SAb	123,179	458,829
Pescanova SAa	498	—
Pharma Mar SAa,b	247,609	636,844
Promotora de Informaciones SAa,b	48,712	288,703
Prosegur Cia. de Seguridad SA	286,768	1,949,725
Red Electrica Corp. SA	116,784	2,675,866
Repsol SA	926,613	11,682,991
Sacyr SAb	408,158	718,866
Tecnicas Reunidas SAb	33,616	1,039,582
Telefonica SA	3,730,080	36,572,765
Tubacex SA	229,863	605,340
Viscofan SA	42,622	2,280,630
Zardoya Otis SA	178,346	1,751,044

		345,006,345
SWEDEN — 3.10%
AAK AB	27,063	2,005,924
AF AB Class B	55,754	1,015,978
Alfa Laval AB	244,421	3,863,922
Arcam ABa,b	23,606	460,590
Assa Abloy AB	842,084	18,532,282
Atlas Copco AB Class A	563,076	15,856,184
Atlas Copco AB Class B	326,120	8,365,677
Attendo ABc	79,692	791,466
Avanza Bank Holding AB	24,952	894,756
Axfood AB	71,483	1,288,359
B&M European Value Retail SA	568,070	1,940,625
Betsson AB	99,926	940,897
Bilia AB Class A	35,530	913,919
BillerudKorsnas AB	156,845	2,734,963
BioGaia AB Class B	11,894	342,182
Boliden AB	222,160	4,899,631
Bonava AB Class Ba	79,187	925,182
Bravida Holding ABc	96,298	640,414
Byggmax Group AB	52,115	378,645
Castellum AB	199,332	3,022,659
Clas Ohlson AB Class B	34,862	583,185
Com Hem Holding AB	120,842	1,035,174

Security	Shares	Value
Dometic Group ABa,c	130,494	$917,529
Duni AB	32,779	457,110
Electrolux AB Class B	199,639	5,422,964
Elekta AB Class B	326,551	2,606,010
Evolution Gaming Group ABc	21,297	613,948
Fabege AB	113,019	2,023,731
Fastighets AB Balder Class Ba	78,607	2,154,613
Fingerprint Cards AB Class Ba,b	261,740	3,059,574
Getinge AB Class B	170,049	3,457,415
Granges AB	59,134	602,885
Hemfosa Fastigheter AB	130,028	1,398,044
Hennes & Mauritz AB Class B	793,649	24,041,797
Hexagon AB Class B	219,219	8,670,215
Hexpol ABb	226,325	2,019,670
Hoist Finance ABc	32,794	308,402
Holmen AB Class B	42,483	1,442,751
Hufvudstaden AB Class A	110,201	1,845,422
Husqvarna AB Class B	348,038	2,995,687
ICA Gruppen AB	70,211	2,355,616
Industrial & Financial Systems Class B	18,562	790,692
Industrivarden AB Class C	151,807	2,561,723
Indutrade AB	89,055	1,886,838
Intrum Justitia AB	65,874	2,119,788
Investor AB Class B	379,492	13,110,160
Inwido AB	43,670	550,135
JM AB	64,009	1,664,471
Kambi Group PLC[a]	16,400	228,221
Kinnevik AB Class B	197,817	5,058,203
Klovern AB Class B	390,231	500,742
Kungsleden AB	148,579	1,109,981
L E Lundbergforetagen AB Class B	39,884	2,407,043
Lifco AB Class B	35,105	1,067,540
Lindab International AB	90,681	849,596
Loomis AB Class B	60,824	1,759,843
Lundin Petroleum ABa	158,041	2,622,472
Meda AB Class A	217,422	4,066,439
Mekonomen ABb	25,986	602,952
Millicom International Cellular SA SDR	56,699	3,036,474
Modern Times Group MTG AB Class B	48,354	1,264,183
Mycronic AB	57,089	663,989

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
NCC AB Class B	71,296	$1,724,459
NetEnt AB	159,109	1,350,862
Nibe Industrier AB Class B	285,392	2,458,142
Nobia AB	105,912	997,261
Nordea Bank AB	2,538,259	22,680,555
Nordnet AB Class Bb	121,677	404,953
Oriflame Holding AGa	36,441	941,195
Pandox AB	54,580	934,462
Peab AB	156,983	1,265,666
Ratos AB Class B	198,154	1,004,308
Rezidor Hotel Group AB	117,913	491,914
Saab AB	58,221	2,004,515
Sandvik AB	879,871	9,455,102
Securitas AB Class B	264,540	4,364,876
Skandinaviska Enskilda Banken AB Class A	1,268,742	11,158,400
Skanska AB Class B	284,279	6,059,759
SKF AB Class B	331,772	5,272,023
SSAB AB Class Aa,b	193,680	610,768
SSAB AB Class Ba,b	402,381	998,714
Starbreeze ABa,b	126,275	294,475
Svenska Cellulosa AB SCA Class B	507,420	15,133,287
Svenska Handelsbanken AB Class A	1,251,366	15,104,261
Sweco AB Class B	63,716	1,172,266
Swedbank AB Class A	753,325	15,872,669
Swedish Match AB	168,940	6,178,800
Swedish Orphan Biovitrum ABa,b	135,678	1,737,831
Tele2 AB Class B	262,008	2,219,886
Telefonaktiebolaget LM Ericsson Class B	2,541,497	19,001,513
Telia Co. AB	2,164,707	9,905,994
Thule Group ABc	75,601	1,215,956
Trelleborg AB Class B	206,591	3,776,712
Unibet Group PLC	204,295	2,087,623
Vitrolife AB	11,740	671,376
Volvo AB Class B	1,281,558	13,696,544
Wallenstam AB Class B	170,914	1,495,152
Wihlborgs Fastigheter AB	63,806	1,418,426

		370,908,187
SWITZERLAND — 8.35%
ABB Ltd. Registered	1,616,510	34,456,108
Actelion Ltd. Registered	86,071	15,309,230

Security	Shares	Value
Adecco Group AG Registered	136,696	$7,524,680
AFG Arbonia-Forster Holding AG Registered[a]	48,861	773,525
Allreal Holding AG Registered	11,647	1,725,749
Aryzta AG	71,416	2,693,479
Ascom Holding AG Registered	57,476	984,249
Autoneum Holding AG	2,581	729,073
Baloise Holding AG Registered	41,247	4,660,533
Banque Cantonale Vaudoise Registered	2,421	1,643,309
Barry Callebaut AG Registered	1,818	2,385,249
Basilea Pharmaceutica AG Registered[a,b]	13,257	969,121
BKW AG	18,419	848,099
Bossard Holding AGb	7,537	920,240
Bucher Industries AG Registered	5,897	1,468,682
Burckhardt Compression Holding AG	2,961	889,265
Cembra Money Bank AG	26,383	1,900,002
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	766	4,517,771
Chocoladefabriken Lindt & Sprungli AG Registered	88	6,234,984
Cie. Financiere Richemont SA Class A Registered	432,881	26,404,196
Clariant AG Registered	247,212	4,315,243
Conzzeta AG	1,160	770,573
Credit Suisse Group AG Registered	1,540,557	17,773,512
Daetwyler Holding AG Bearer	7,354	989,208
dorma+kaba Holding AG Class B	2,887	2,116,446
Dufry AG Registered[a,b]	36,768	4,245,754
EFG International AG	94,771	453,042
Emmi AG	1,964	1,270,112
EMS-Chemie Holding AG Registered	6,793	3,728,787
Flughafen Zuerich AG	16,200	3,045,724
Forbo Holding AG Registered	1,003	1,286,895
Galenica AG Registered	3,260	4,216,462
GAM Holding AG	146,165	1,610,696
Gategroup Holding AG	22,812	1,184,916

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Geberit AG Registered	30,929	$11,969,006
Georg Fischer AG Registered	3,503	2,865,251
Givaudan SA Registered	7,631	15,728,648
Helvetia Holding AG Registered	5,402	2,722,101
Huber & Suhner AG Registered	14,737	860,021
Implenia AG Registered	16,427	1,121,819
Inficon Holding AG Registered	2,275	836,250
Intershop Holdings AG	1,281	629,598
Julius Baer Group Ltd.	183,310	7,545,214
Komax Holding AG Registered	4,712	1,053,124
Kudelski SA Bearer	43,714	934,031
Kuehne + Nagel International AG Registered	42,630	5,998,945
Kuoni Reisen Holding AG Class B Registered[a,b]	2,982	1,139,328
LafargeHolcim Ltd. Registered	374,279	17,860,984
Leonteq AGb	9,550	622,042
Logitech International SA Registered[b]	134,734	2,697,608
Lonza Group AG Registered	42,856	8,101,600
Meyer Burger Technology AGa,b	119,781	501,954
Mobilezone Holding AG	37,102	477,955
Mobimo Holding AG Registered	6,046	1,460,124
Nestle SA Registered	2,649,555	213,017,149
Novartis AG Registered	1,890,910	157,111,152
OC Oerlikon Corp. AG Registered	165,885	1,556,808
Panalpina Welttransport Holding AG Registered	10,772	1,462,348
Pargesa Holding SA Bearer	26,956	1,882,694
Partners Group Holding AG	14,665	6,729,709
PSP Swiss Property AG Registered	32,680	3,305,365
Rieter Holding AG Registered	4,702	992,993
Roche Holding AG	583,092	149,325,128
Schindler Holding AG Participation Certificates	32,563	6,263,606
Schindler Holding AG Registered	20,793	4,027,575
Schmolz + Bickenbach AG Registered[a]	692,320	465,630

Security	Shares	Value
Schweiter Technologies AG Bearer	1,281	$1,298,960
SFS Group AG	15,161	1,160,861
SGS SA Registered	4,464	9,907,683
Siegfried Holding AG Registered	5,189	1,094,767
Sika AG Bearer	1,808	8,504,494
Sonova Holding AG Registered	44,066	6,055,114
St Galler Kantonalbank AG Registered	2,329	959,723
Straumann Holding AG Registered	8,894	3,407,319
Sulzer AG Registered	13,801	1,406,590
Sunrise Communications Group AGc	28,423	1,842,517
Swatch Group AG (The) Bearer[b]	23,618	6,209,668
Swatch Group AG (The) Registered	50,589	2,591,086
Swiss Life Holding AG Registered	25,356	5,811,324
Swiss Prime Site AG Registered	54,528	5,024,283
Swiss Re AG	273,470	23,019,074
Swisscom AG Registered	20,817	10,276,570
Swissquote Group Holding SA Registered	15,312	380,245
Syngenta AG Registered	77,303	30,482,874
Tecan Group AG Registered	9,908	1,597,254
Temenos Group AG Registered	50,375	3,124,819
U-Blox AG	6,289	1,596,897
UBS Group AG	3,034,197	41,912,701
Valiant Holding AG Registered	14,516	1,387,840
Valora Holding AG Registered	3,851	1,115,712
Vontobel Holding AG Registered	24,213	1,118,641
VZ Holding AGb	2,086	625,940
Ypsomed Holding AG	3,348	666,517
Zehnder Group AGa	13,492	523,514
Zurich Insurance Group AG	124,396	29,977,576

		998,391,237

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
UNITED KINGDOM — 18.80%
3i Group PLC	795,659	$6,517,968
888 Holdings PLC	207,526	620,637
AA PLC	480,543	1,581,644
Abcam PLC	176,069	1,788,317
Aberdeen Asset Management PLC	752,341	3,181,444
Acacia Mining PLC	110,948	824,175
Admiral Group PLC	176,048	5,058,112
Advanced Medical Solutions Group PLC	352,563	1,011,092
Aggreko PLC	210,196	3,588,934
Aldermore Group PLC[a]	189,892	350,698
Allied Minds PLC[a,b]	188,472	926,618
Amec Foster Wheeler PLC	315,250	1,866,348
Amerisur Resources PLC[a,b]	834,119	299,014
Anglo American PLC	1,153,965	12,724,254
Antofagasta PLC	324,798	2,158,328
AO World PLC[a,b]	174,620	340,809
ARM Holdings PLC	1,162,792	25,812,994
Ashmore Group PLC	310,040	1,370,762
Ashtead Group PLC	412,556	6,551,099
ASOS PLC[a]	45,630	2,729,263
Associated British Foods PLC	295,904	10,572,181
AstraZeneca PLC	1,051,609	70,481,268
Auto Trader Group PLC[c]	828,360	4,077,010
AVEVA Group PLC	57,048	1,433,051
Aviva PLC	3,324,218	17,261,454
Babcock International Group PLC	203,719	2,623,635
BAE Systems PLC	2,617,227	18,555,930
Balfour Beatty PLC[a]	572,561	1,685,340
Barclays PLC	13,902,270	28,526,914
Barratt Developments PLC	816,303	4,741,650
BBA Aviation PLC	866,201	2,737,132
Beazley PLC	445,129	2,342,125
Bellway PLC	101,936	2,836,736
Berendsen PLC	147,287	2,497,212
Berkeley Group Holdings PLC	107,238	3,820,053
BGEO Group PLC	35,467	1,286,016
BHP Billiton PLC	1,728,770	21,683,591
Big Yellow Group PLC	134,884	1,271,507
Bodycote PLC	174,227	1,354,386
boohoo.com PLC[a,b]	941,245	834,169
Booker Group PLC	1,391,886	3,215,533

Security	Shares	Value
Bovis Homes Group PLC	115,612	$1,256,382
BP PLC	15,366,272	87,085,103
Brewin Dolphin Holdings PLC	283,978	952,774
British American Tobacco PLC	1,551,228	99,363,759
British Land Co. PLC (The)	774,399	6,899,019
Britvic PLC	209,605	1,739,329
BT Group PLC	7,005,635	38,447,271
BTG PLC[a]	321,374	2,846,011
Bunzl PLC	278,331	8,739,625
Burberry Group PLC	364,230	6,383,365
Cairn Energy PLC[a]	511,704	1,216,787
Cape PLC	119,141	294,221
Capita PLC	545,223	6,949,371
Capital & Counties Properties PLC	611,019	2,360,738
Card Factory PLC	293,185	1,191,530
Carillion PLC[b]	363,541	1,287,290
Carnival PLC	156,760	7,580,106
Centamin PLC	1,090,000	2,400,894
Centrica PLC	4,490,781	14,375,374
Chemring Group PLC	292,627	533,245
Chesnara PLC	88,898	369,139
Cineworld Group PLC	170,834	1,332,546
Clinigen Healthcare Ltd.[a]	117,647	1,037,949
Close Brothers Group PLC	124,356	2,080,355
Cobham PLC	1,469,668	3,338,638
Coca-Cola European Partners PLC[a]	184,409	6,958,741
Coca-Cola HBC AG	158,270	3,280,209
Compass Group PLC	1,366,854	26,060,133
Countrywide PLC	205,053	675,177
Crest Nicholson Holdings PLC	219,821	1,247,102
Croda International PLC	109,345	4,827,148
CYBG PLC[a,b]	739,809	2,561,694
Daily Mail & General Trust PLC Class A NVS	222,865	2,124,547
Dairy Crest Group PLC	131,832	1,055,451
Dart Group PLC	103,533	666,685
DCC PLC	73,597	6,590,861
De La Rue PLC	122,134	1,021,591
Debenhams PLC	1,017,413	757,134
Derwent London PLC	82,548	3,114,804
Diageo PLC	2,093,655	60,070,321
Dialight PLC[a]	42,656	324,515
Dignity PLC	41,367	1,482,371

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Diploma PLC	107,206	$1,214,850
Direct Line Insurance Group PLC	1,118,674	5,201,394
Dixons Carphone PLC	789,560	3,663,805
Domino’s Pizza Group PLC	434,130	2,287,710
Drax Group PLC	342,800	1,555,654
DS Smith PLC	773,905	4,029,910
Dunelm Group PLC	84,370	952,154
easyJet PLC	123,729	1,710,103
Electrocomponents PLC	401,515	1,563,025
Elementis PLC	415,896	1,222,538
EnQuest PLC[a]	855,814	281,225
Enterprise Inns PLC[a]	519,280	608,438
Entertainment One Ltd.	374,212	980,268
Essentra PLC	221,378	1,425,530
esure Group PLC	314,200	1,086,711
Evraz PLC[a]	325,181	739,144
Experian PLC	795,673	15,603,254
Faroe Petroleum PLC[a,b]	259,771	231,082
Faroe Petroleum PLC New[a,b]	4,328	—
Fenner PLC	242,080	517,470
Fevertree Drinks PLC	75,785	915,640
FirstGroup PLC[a]	978,986	1,303,699
Foxtons Group PLC[b]	360,259	526,148
Fresnillo PLC	189,092	4,847,921
G4S PLC	1,310,140	3,240,639
Galliford Try PLC	74,451	970,693
Gem Diamonds Ltd.	94,079	163,943
Genus PLC	61,344	1,483,140
GKN PLC	1,371,332	5,269,158
GlaxoSmithKline PLC	4,048,636	90,736,337
Glencore PLC	10,119,873	25,092,027
Go-Ahead Group PLC	38,572	936,156
Grafton Group PLC	191,273	1,418,329
Grainger PLC	367,682	1,061,285
Great Portland Estates PLC	268,267	2,434,478
Greencore Group PLC	365,256	1,588,698
Greene King PLC	246,673	2,661,001
Greggs PLC	97,974	1,345,028
GVC Holdings PLC	223,527	1,872,662
GW Pharmaceuticals PLC[a,b]	220,524	1,743,563
Halfords Group PLC	190,219	890,252
Halma PLC	315,889	4,399,568
Hammerson PLC	605,135	4,479,167
Hansteen Holdings PLC	676,302	960,781

Security	Shares	Value
Hargreaves Lansdown PLC	217,542	$3,751,909
Hays PLC	1,247,231	1,968,923
Helical PLC	107,145	404,008
Henderson Group PLC	934,930	2,867,419
Hikma Pharmaceuticals PLC	121,844	4,261,083
Hiscox Ltd.	256,504	3,609,941
Hochschild Mining PLC[a]	193,532	686,577
Home Retail Group PLC	669,276	1,371,995
Homeserve PLC	240,917	1,791,247
Howden Joinery Group PLC	554,232	3,178,889
HSBC Holdings PLC	16,352,325	107,491,099
Hunting PLC	112,079	607,134
ICAP PLC	482,982	2,853,586
IG Group Holdings PLC	316,365	3,717,336
Imagination Technologies Group PLC[a]	238,646	644,791
IMI PLC	229,673	3,268,924
Imperial Brands PLC	795,826	42,090,396
Inchcape PLC	314,660	2,815,798
Indivior PLC	596,454	2,344,852
Informa PLC	532,400	5,047,035
Inmarsat PLC	374,215	3,885,331
InterContinental Hotels Group PLC	155,441	6,236,775
Intermediate Capital Group PLC	249,250	1,896,225
International Personal Finance PLC	244,349	869,776
Interserve PLC	180,731	707,872
Intertek Group PLC	133,835	6,441,363
Intu Properties PLC	730,714	2,911,478
Investec PLC	511,245	3,051,117
ITE Group PLC	262,516	570,738
ITV PLC	3,033,495	7,894,042
J D Wetherspoon PLC	78,812	891,522
J Sainsbury PLC[b]	1,091,545	3,250,656
JD Sports Fashion PLC	51,339	857,488
John Laing Group PLC[c]	305,000	911,134
John Menzies PLC	66,954	524,480
John Wood Group PLC	292,733	2,563,224
Johnson Matthey PLC	159,418	6,933,960
JRP Group PLC	337,814	474,978
Jupiter Fund Management PLC	351,806	1,973,001
Just Eat PLC[a]	395,656	2,820,929

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
KAZ Minerals PLC[a]	248,063	$519,061
Kcom Group PLC	516,932	754,964
Keller Group PLC	81,533	1,103,082
Kier Group PLC	82,561	1,178,375
Kingfisher PLC	1,888,237	8,431,084
Ladbrokes PLC	835,361	1,538,334
Laird PLC	237,925	926,514
Lancashire Holdings Ltd.	182,821	1,462,457
Land Securities Group PLC	637,546	9,260,382
Legal & General Group PLC	4,869,317	13,298,492
Lloyds Banking Group PLC	53,247,776	37,575,504
London Stock Exchange Group PLC	262,753	9,680,789
LondonMetric Property PLC	575,171	1,235,593
Lonmin PLC[a,b]	226,768	717,323
Lookers PLC	419,265	592,841
Majestic Wine PLC[a,b]	93,282	478,992
Man Group PLC	1,451,214	2,235,062
Marks & Spencer Group PLC	1,334,826	5,658,791
Marston’s PLC	504,312	951,466
Mediclinic International PLC	313,546	4,471,010
Meggitt PLC	632,046	3,676,394
Melrose Industries PLC	220,978	2,008,272
Merlin Entertainments PLC[c]	580,389	3,646,397
Micro Focus International PLC	168,139	4,321,892
Mitchells & Butlers PLC	178,628	597,180
Mitie Group PLC	345,945	1,142,307
Mondi PLC	300,942	6,113,280
Moneysupermarket.com Group PLC	449,045	1,779,649
Morgan Advanced Materials PLC	303,166	1,102,887
N Brown Group PLC	149,078	344,202
National Express Group PLC	377,203	1,689,742
National Grid PLC	3,124,922	44,933,237
NewRiver Retail Ltd.	241,902	963,520
Next PLC	119,226	7,954,394
Northgate PLC	156,225	792,344
Ocado Group PLC[a,b]	429,542	1,520,428
Old Mutual PLC	4,063,109	11,361,009
OneSavings Bank PLC	88,507	240,545
Ophir Energy PLC[a,b]	601,337	540,913
Oxford Instruments PLC	45,608	433,868
P2P Global Investments PLC/Fund	99,378	1,088,540

Security	Shares	Value
Pagegroup PLC	271,645	$1,219,763
Pantheon Resources PLC[a,b]	179,085	416,100
Paragon Group of Companies PLC (The)	271,195	981,899
Paysafe Group PLC[a]	394,804	2,023,340
Pearson PLC	684,512	8,015,853
Pennon Group PLC	348,879	4,178,125
Persimmon PLC	251,457	5,632,211
Petra Diamonds Ltd.	506,927	805,974
Petrofac Ltd.	206,372	2,042,671
Pets at Home Group PLC	320,801	1,037,134
Phoenix Group Holdings	167,249	1,782,004
Playtech PLC	200,239	2,311,630
Polypipe Group PLC	178,519	564,344
Poundland Group PLC	279,846	842,493
Premier Farnell PLC	407,338	1,049,196
Premier Foods PLC[a,b]	880,423	590,314
Premier Oil PLC[a]	513,721	433,113
Primary Health Properties PLC	653,962	965,945
Provident Financial PLC	120,393	4,330,223
Prudential PLC	2,135,438	37,850,211
PZ Cussons PLC	231,178	1,042,659
QinetiQ Group PLC	536,881	1,601,700
Randgold Resources Ltd.	77,500	9,132,089
Reckitt Benckiser Group PLC	528,443	51,372,174
Redde PLC	329,134	814,989
Redefine International PLC/Isle of Man	1,093,116	631,038
Redrow PLC	203,348	912,820
Regus PLC	575,952	2,334,604
RELX PLC	917,579	17,482,174
Renishaw PLC	31,824	1,098,994
Rentokil Initial PLC	1,522,519	4,346,115
Restaurant Group PLC (The)	188,587	886,871
Rightmove PLC	84,492	4,544,414
Rio Tinto PLC	1,018,623	33,289,969
Rolls-Royce Holdings PLC	1,526,753	16,034,127
Rotork PLC	740,114	2,138,246
Royal Bank of Scotland Group PLC[a]	2,860,218	7,306,414
Royal Dutch Shell PLC Class A	3,522,368	90,914,060
Royal Dutch Shell PLC Class B	3,100,521	82,413,587
Royal Mail PLC	720,690	4,875,204

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
RPC Group PLC	252,004	$2,887,475
RPS Group PLC	237,332	592,399
RSA Insurance Group PLC	845,307	5,585,759
SABMiller PLC	808,771	47,397,776
Safestore Holdings PLC	223,635	1,100,980
Saga PLC	616,075	1,664,555
Sage Group PLC (The)	896,130	8,477,269
Savills PLC	126,857	1,177,312
Schroders PLC	107,522	3,737,378
Segro PLC	578,785	3,404,247
Senior PLC	395,279	1,075,340
Serco Group PLC[a]	942,583	1,496,755
Severn Trent PLC	196,329	6,383,712
Shaftesbury PLC	210,029	2,604,511
Shanks Group PLC	323,498	453,131
Shire PLC	747,584	48,347,965
SIG PLC	524,988	735,363
Sirius Minerals PLC[a,b]	1,917,122	680,885
Sky PLC	851,697	10,408,999
Smith & Nephew PLC	740,199	12,215,737
Smiths Group PLC	324,763	5,445,904
SOCO International PLC	179,421	359,708
Sophos Group PLC[c]	275,583	911,070
Spectris PLC	99,035	2,470,675
Speedy Hire PLC	462,614	211,903
Spirax-Sarco Engineering PLC	60,533	3,201,125
Spire Healthcare Group PLC[c]	240,549	1,031,268
Spirent Communications PLC	509,394	612,072
Sports Direct International PLC[a]	227,773	875,489
SSE PLC	826,546	16,636,666
SSP Group PLC	414,134	1,757,307
ST Modwen Properties PLC	220,096	824,649
St. James’s Place PLC	427,712	5,258,507
Stagecoach Group PLC	349,770	942,711
Standard Chartered PLC	2,710,879	21,760,975
Standard Life PLC	1,612,580	6,485,159
Stobart Group Ltd.	188,566	428,114
Stock Spirits Group PLC	226,126	465,353
SuperGroup PLC	41,778	879,733
SVG Capital PLC[a]	173,043	1,264,770
Synthomer PLC	260,957	1,267,744
TalkTalk Telecom Group PLC[b]	459,386	1,396,733
Tate & Lyle PLC	378,044	3,628,948
Taylor Wimpey PLC	2,663,517	5,470,737

Security	Shares	Value
Ted Baker PLC	27,619	$862,473
Telecom Plus PLC	63,340	874,604
Tesco PLC[a]	6,772,030	14,026,313
Thomas Cook Group PLC[a]	1,405,394	1,212,862
Travis Perkins PLC	201,425	4,171,940
Tritax Big Box REIT PLC	728,481	1,319,267
TUI AG	416,278	5,441,257
Tullett Prebon PLC	250,709	1,105,782
Tullow Oil PLC[a]	760,677	1,996,673
UBM PLC	319,933	2,852,365
UDG Healthcare PLC	213,263	1,646,514
Ultra Electronics Holdings PLC	61,009	1,385,939
Unilever PLC	1,068,071	50,107,794
UNITE Group PLC (The)	190,923	1,605,850
United Utilities Group PLC	570,890	7,708,564
Vectura Group PLC[a]	580,953	1,148,513
Vedanta Resources PLC	75,400	574,123
Vesuvius PLC	203,213	992,886
Victrex PLC	72,793	1,428,447
Virgin Money Holdings UK PLC	234,772	821,971
Vodafone Group PLC	22,003,076	67,059,570
Weir Group PLC (The)	175,557	3,414,726
WH Smith PLC	102,903	2,088,986
Whitbread PLC	147,897	7,577,644
William Hill PLC	709,585	3,013,830
Wm Morrison Supermarkets PLC	1,836,862	4,531,295
Wolseley PLC	208,568	11,655,386
Workspace Group PLC	107,127	1,002,739
Worldpay Group PLC[a,c]	1,187,362	4,625,336
WPP PLC	1,068,678	24,092,653
WS Atkins PLC	88,167	1,640,002
Xaar PLC	81,336	536,439
Zeal Network SE	11,294	446,517
Zoopla Property Group PLC[c]	237,026	925,217

		2,248,147,569

TOTAL COMMON STOCKS
(Cost: $12,265,032,899)		11,831,158,951

PREFERRED STOCKS — 0.53%

GERMANY — 0.49%
Bayerische Motoren Werke AG	44,870	3,251,398
Biotest AG	29,824	454,737

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Security	Shares	Value
Draegerwerk AG & Co. KGaA	7,949	$526,316
Fuchs Petrolub SE	57,202	2,414,403
Henkel AG & Co. KGaA	142,302	17,727,003
Jungheinrich AG	42,912	1,308,828
Porsche Automobil Holding SE	125,684	6,587,400
Sartorius AG	30,756	2,458,406
Schaeffler AG	131,206	1,914,711
Sixt SE	11,530	474,285
STO SE & Co. KGaA	2,247	269,362
Volkswagen AG	151,568	21,321,967

		58,708,816
ITALY — 0.04%
Intesa Sanpaolo SpA	728,052	1,517,566
Telecom Italia SpA/Milano	4,907,383	3,416,083

		4,933,649

TOTAL PREFERRED STOCKS
(Cost: $71,506,117)		63,642,465

RIGHTS — 0.00%

SPAIN — 0.00%
Zardoya Otis SAa	178,346	71,797

		71,797

TOTAL RIGHTS
(Cost: $81,039)		71,797

SHORT-TERM INVESTMENTS — 1.72%

MONEY MARKET FUNDS — 1.72%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[e,f,g]	170,734,328	170,734,328

Security	Shares	Value
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[e,f,g]	9,433,827	$9,433,827
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[e,f]	25,239,059	25,239,059

		205,407,214

TOTAL SHORT-TERM INVESTMENTS
(Cost: $205,407,214)		205,407,214

TOTAL INVESTMENTS IN SECURITIES — 101.18%
(Cost: $12,542,027,269)[h]		12,100,280,427
Other Assets, Less Liabilities — (1.18)%		(140,695,740)

NET ASSETS — 100.00%		$11,959,584,687

ADR	— American Depositary Receipts
NVS	— Non-Voting Shares
SDR	— Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $12,648,987,109. Net unrealized depreciation was $548,706,682, of which $771,127,559 represented gross unrealized appreciation on securities and $1,319,834,241 represented gross unrealized depreciation on securities.

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of July 31, 2016 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
MSCI EAFE E-Mini	788	Sep. 2016	ICE Futures U.S.	$63,248,094	$66,199,880	$2,951,786

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2016

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$11,820,092,466	$11,066,456	$29	$11,831,158,951
Preferred stocks	63,642,465	—	—	63,642,465
Rights	71,797	—	—	71,797
Money market funds	205,407,214	—	—	205,407,214

Total	$12,089,213,942	$11,066,456	$29	$12,100,280,427

Derivative financial instruments:[a]
Assets:
Futures contracts	$2,951,786	$—	$—	$2,951,786

Total	$2,951,786	$—	$—	$2,951,786

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments

iSHARES® CORE MSCI EUROPE ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.71%

AUSTRIA — 0.42%
ams AG	8,390	$279,102
Andritz AG	9,339	476,216
CA Immobilien Anlagen AG	12,373	232,447
Erste Group Bank AG	33,139	878,453
IMMOFINANZ AGa	110,832	241,431
Oesterreichische Post AG	6,306	220,083
OMV AG	19,255	511,706
Raiffeisen Bank International AGa	14,577	192,349
Schoeller-Bleckmann Oilfield Equipment AG	1,935	118,664
UNIQA Insurance Group AG	23,628	146,378
Voestalpine AG	12,373	436,114
Wienerberger AG	15,025	231,864
Zumtobel Group AG	4,655	70,664

		4,035,471
BELGIUM — 2.29%
Ablynx NVa,b	10,400	142,930
Ackermans & van Haaren NV	3,085	373,441
Ageas	21,617	727,493
AGFA-Gevaert NVa	29,925	108,155
Anheuser-Busch InBev SA/NV	86,366	11,135,538
Befimmo SA	3,793	257,630
Bekaert SA	4,715	216,096
bpost SA	11,191	293,148
Cofinimmo SA	2,964	370,063
Colruyt SA	8,385	467,795
Econocom Group SA/NV	13,720	179,736
Elia System Operator SA/NV	5,884	313,625
Euronav NV	17,781	153,104
EVS Broadcast Equipment SA	2,610	88,114
Fagron[a,b]	4,902	39,304
Galapagos NVa	4,634	252,414
Groupe Bruxelles Lambert SA	8,160	688,476
Intervest Offices & Warehouses NV	6,165	175,418
Ion Beam Applications	3,041	143,369
KBC Ancora[a]	5,523	170,646
KBC Group NVa	27,347	1,421,548
Nyrstar NVa	12,152	110,805
Ontex Group NV	8,872	320,502
Orange Belgium SAa	4,764	115,497
Proximus SADP	16,841	525,708
Sofina SA	2,210	295,695
Solvay SA	7,942	824,259

Security	Shares	Value
Telenet Group Holding NVa	6,491	$307,945
UCB SA	14,268	1,116,385
Umicore SA	11,016	637,367

		21,972,206
DENMARK — 3.06%
Ambu A/S Class B	3,922	166,870
AP Moeller – Maersk A/S Class A	474	619,629
AP Moeller – Maersk A/S Class B	633	859,360
Bavarian Nordic A/Sa	4,480	170,742
Carlsberg A/S Class B	11,384	1,130,450
Chr Hansen Holding A/S	11,008	692,774
Coloplast A/S Class B	13,872	1,088,662
Danske Bank A/S	75,191	2,043,845
Dfds A/S	4,338	198,331
DSV A/S	20,663	920,157
FLSmidth & Co. A/S	4,637	186,485
Genmab A/Sa	5,617	1,018,440
GN Store Nord A/S	19,302	364,772
ISS A/S	17,876	689,621
Jyske Bank A/S Registered	8,653	359,964
NKT Holding A/S	3,773	194,735
Novo Nordisk A/S Class B	200,569	11,431,448
Novozymes A/S Class B	25,760	1,264,482
Pandora A/S	12,727	1,657,019
Per Aarsleff Holding A/S	4,240	99,443
Rockwool International A/S Class B	818	154,956
Royal Unibrew A/S	5,300	243,826
SimCorp A/S	5,529	286,282
Spar Nord Bank A/S	21,134	174,754
Sydbank A/S	10,330	277,529
TDC A/S	92,816	488,678
Topdanmark A/Sa	10,474	259,982
Tryg A/S	14,609	272,569
Vestas Wind Systems A/S	25,510	1,781,092
William Demant Holding A/Sa	14,483	295,694

		29,392,591
FINLAND — 1.69%
Amer Sports OYJ	13,927	395,265
Cargotec OYJ Class B	3,417	153,186
Caverion Corp.[b]	10,909	71,974
Citycon OYJ	55,114	137,807
Elisa OYJ	15,116	548,349
Fortum OYJ	48,150	799,580
Huhtamaki OYJ	10,308	452,893
Kemira OYJ	14,344	188,633

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2016

Security	Shares	Value
Kesko OYJ Class B	7,653	$341,121
Kone OYJ Class B	36,210	1,833,876
Konecranes OYJ	7,036	211,964
Metsa Board OYJ	26,813	156,665
Metso OYJ	11,763	326,350
Neste OYJ	15,541	588,618
Nokia OYJ	627,888	3,608,979
Nokian Renkaat OYJ	12,035	447,214
Orion OYJ Class B	11,857	485,681
Outokumpu OYJ[a]	32,267	185,645
Outotec OYJ[a,b]	21,893	105,909
Sampo OYJ Class A	48,079	1,993,045
Sponda OYJ	31,896	146,238
Stora Enso OYJ Class R	57,982	526,488
Tieto OYJ	8,080	232,573
UPM-Kymmene OYJ	56,270	1,159,688
Uponor OYJ	6,973	129,595
Valmet OYJ	14,165	185,011
Wartsila OYJ Abp	16,391	711,541
YIT OYJ	12,617	85,712

		16,209,600
FRANCE — 14.30%
ABC Arbitrage	24,085	163,484
Accor SA	19,043	796,960
Aeroports de Paris	3,540	376,543
Air France-KLM[a,b]	14,355	83,312
Air Liquide SA	37,373	3,986,575
Airbus Group SE	63,355	3,728,665
Alstom SAa	17,252	424,715
Alten SA	4,448	308,486
Altran Technologies SA	20,284	294,420
APERAM SA	4,693	196,405
ArcelorMittal[a]	200,130	1,286,600
Arkema SA	6,756	576,968
Atos SE	9,880	968,606
AXA SA	206,688	4,213,481
BNP Paribas SA	113,137	5,611,595
Boiron SA	1,027	95,206
Bollore SA	88,961	322,118
Bourbon Corp.[b]	4,427	52,376
Bouygues SA	22,622	669,360
Bureau Veritas SA	26,585	577,628
Capgemini SA	17,636	1,695,060
Carrefour SA	58,704	1,470,794
Casino Guichard Perrachon SAb	6,309	341,817

Security	Shares	Value
Cellectis SAa,b	3,210	$83,996
CGG SAa,b	2,502	59,823
Christian Dior SE	5,810	1,050,896
Cie. de Saint-Gobain	50,319	2,132,604
Cie. Generale des Etablissements Michelin Class B	19,754	2,019,902
CNP Assurances	18,394	281,077
Coface SAa	13,171	67,073
Credit Agricole SA	111,525	987,726
Danone SA	64,038	4,932,533
Dassault Systemes	13,874	1,146,064
DBV Technologies SAa,b	2,258	155,869
Edenred	23,177	525,740
Eiffage SA	5,897	453,228
Electricite de France SA	29,266	383,066
Elior Participations SCA[c]	12,705	277,399
Elis SA	10,871	196,328
Engie SA	159,698	2,629,625
Essilor International SA	22,042	2,823,483
Etablissements Maurel et Prom[a,b]	20,734	66,080
Euler Hermes Group	1,935	160,101
Eurazeo SA	5,151	329,305
Eurofins Scientific SE	1,011	379,243
Eutelsat Communications SA	19,359	384,905
Faurecia	7,172	283,029
Fonciere des Regions	3,042	286,221
Gaztransport Et Technigaz SA	3,090	88,372
Gecina SA	4,460	674,795
Genfit[a]	2,389	64,236
Groupe Eurotunnel SE Registered	51,697	537,288
Groupe Fnac SAa	2,231	137,439
Havas SA	22,925	193,192
Hermes International	2,967	1,276,708
ICADE	3,767	290,406
Iliad SA	2,843	552,702
Imerys SA	3,767	267,238
Ingenico Group SA	5,925	649,511
Innate Pharma SAa	8,237	98,466
Ipsen SA	4,675	305,043
IPSOS	5,810	191,468
JCDecaux SA	7,527	257,689
Kering	8,307	1,578,253
Klepierre	23,701	1,135,019
Korian SA	5,810	205,794
L’Oreal SA	27,432	5,222,563

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2016

Security	Shares	Value
Lagardere SCA	14,101	$360,230
Legrand SA	28,517	1,573,730
LVMH Moet Hennessy Louis Vuitton SE	30,120	5,166,774
Marie Brizard Wine & Spirits SAa,b	3,297	59,211
Mercialys SA	7,929	185,312
Metropole Television SA	7,645	139,135
Natixis SA	102,979	424,351
Neopost SA	4,675	129,859
Nexans SAa	3,125	157,726
Nexity SA	5,356	284,794
Orange SA	213,228	3,264,275
Orpea	5,649	499,359
Pernod Ricard SA	22,950	2,622,845
Peugeot SAa	51,963	785,034
Pierre & Vacances SAa	1,425	67,644
Plastic Omnium SA	6,361	201,837
Publicis Groupe SA	20,517	1,528,014
Rallye SA	4,448	77,296
Remy Cointreau SA	2,779	243,078
Renault SA	20,660	1,807,814
Rexel SA	31,576	469,445
Rubis SCA	4,203	339,294
Safran SA	33,473	2,275,817
Sanofi	126,846	10,801,543
Sartorius Stedim Biotech	3,653	259,314
Schneider Electric SE	59,763	3,910,892
SCOR SE	17,947	524,510
SEB SA	2,616	348,408
SES SA	39,394	863,206
SFR Group SA	11,775	278,227
Societe BIC SA	3,297	487,404
Societe Generale SA	81,498	2,784,635
Sodexo SA	10,339	1,211,077
Solocal Group[a,b]	7,662	29,123
Sopra Steria Group	1,815	213,111
SPIE SA	10,547	200,619
STMicroelectronics NV	70,495	514,530
Suez	37,058	601,503
Technicolor SA Registered	39,722	249,902
Technip SA	11,011	614,729
Teleperformance	6,718	624,957
Television Francaise 1	13,508	130,616
Thales SA	11,778	1,073,285
Total SA	238,772	11,417,216

Security	Shares	Value
Ubisoft Entertainment SAa	10,807	$443,819
Unibail-Rodamco SE	10,463	2,880,018
Valeo SA	25,381	1,302,748
Vallourec SAa,b	32,248	117,452
Veolia Environnement SA	50,249	1,115,953
Vicat SA	2,616	156,213
Vinci SA	54,106	4,107,621
Vivendi SA	127,615	2,509,477
Wendel SA	3,540	377,928
Zodiac Aerospace	21,134	476,207

		137,351,789
GERMANY — 12.85%
Aareal Bank AG	7,613	249,949
adidas AG	20,298	3,330,968
Allianz SE Registered	49,246	7,065,400
Alstria office REIT AG	17,522	243,945
AURELIUS Equity Opportunities SE & Co KGaA	3,338	203,396
Aurubis AG	4,523	234,988
Axel Springer SE	4,675	256,216
BASF SE	97,957	7,696,313
Bayer AG Registered	89,114	9,588,494
Bayerische Motoren Werke AG	36,077	3,108,438
Bechtle AG	2,236	258,542
Beiersdorf AG	11,321	1,063,289
Bilfinger SEa	4,177	127,166
Brenntag AG	17,633	875,681
Commerzbank AG	119,403	787,248
CompuGroup Medical SE	3,131	135,218
Continental AG	11,843	2,483,145
Covestro AGc	7,656	357,692
CTS Eventim AG & Co. KGaA	6,967	242,529
Daimler AG Registered	104,329	7,095,624
Deutsche Bank AG Registered[a]	148,099	1,991,482
Deutsche Boerse AG	21,353	1,793,477
Deutsche Euroshop AG	5,810	275,572
Deutsche Lufthansa AG Registered	26,355	313,282
Deutsche Post AG Registered	103,660	3,093,847
Deutsche Telekom AG Registered	346,604	5,901,059
Deutsche Wohnen AG Bearer	37,416	1,400,609
Dialog Semiconductor PLC[a]	8,749	286,610
DMG Mori AG	6,798	324,562
Drillisch AGb	6,037	239,825
Duerr AG	3,070	264,790
E.ON SE	218,864	2,347,592

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2016

Security	Shares	Value
ElringKlinger AG	5,356	$97,716
Evonik Industries AG	15,110	471,082
Fraport AG Frankfurt Airport Services Worldwide	5,192	283,911
Freenet AG	15,479	432,129
Fresenius Medical Care AG & Co. KGaA	23,858	2,181,293
Fresenius SE & Co. KGaA	44,752	3,342,435
GEA Group AG	20,210	1,078,804
Gerresheimer AG	4,027	345,710
Gerry Weber International AGb	4,221	51,426
Grand City Properties SA	14,691	326,922
GRENKE AG	1,201	235,028
Hannover Rueck SE	6,945	710,767
HeidelbergCement AG	15,025	1,272,562
Heidelberger Druckmaschinen AGa,b	33,746	97,058
Henkel AG & Co. KGaA	12,374	1,343,595
HOCHTIEF AG	2,783	364,893
HUGO BOSS AG	7,079	419,949
Indus Holding AG	3,776	187,163
Infineon Technologies AG	122,178	2,022,059
K+S AG Registered	21,583	450,966
KION Group AG	7,615	417,514
Kloeckner & Co. SEa	11,332	151,937
Krones AG	2,389	238,912
KUKA AG	2,846	345,942
Lanxess AG	10,103	477,327
LEG Immobilien AG	7,172	720,124
LEONI AG	4,221	156,260
Linde AG	19,983	2,875,930
MAN SE	4,392	460,587
Merck KGaA	14,344	1,584,129
METRO AG	18,140	583,804
MorphoSys AGa,b	3,652	161,721
MTU Aero Engines AG	6,037	617,030
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	18,064	3,013,852
Nemetschek SE	2,050	128,971
Nordex SEa	7,965	220,178
NORMA Group SE	4,675	243,015
Osram Licht AG	9,876	513,428
Pfeiffer Vacuum Technology AG	1,280	132,372
ProSiebenSat.1 Media SE Registered	23,404	1,070,154

Security	Shares	Value
QIAGEN NVa	25,148	$660,158
Rational AG	483	233,708
Rheinmetall AG	4,902	343,262
RHOEN-KLINIKUM AG	8,258	243,329
RTL Group SAa	4,448	379,216
RWE AGa	53,102	944,460
Salzgitter AG	5,123	159,833
SAP SE	106,064	9,299,906
SGL Carbon SEa,b	5,569	67,849
Siemens AG Registered	82,280	8,935,978
Sixt SE	3,068	164,301
SMA Solar Technology AGb	1,200	60,292
Software AG	6,750	272,263
STADA Arzneimittel AG	7,400	399,478
Stroeer SE & Co. KGaA	3,009	143,038
Suedzucker AG	8,094	202,474
Symrise AG	14,344	1,011,173
TAG Immobilien AG	18,394	261,845
Telefonica Deutschland Holding AG	89,993	367,317
ThyssenKrupp AG	39,069	895,623
United Internet AG Registered[d]	13,874	613,448
Volkswagen AG	3,918	581,180
Vonovia SE	50,256	1,992,247
Vossloh AGa	1,950	120,478
Wacker Chemie AG	2,016	187,814
Wincor Nixdorf AGa	4,020	251,246
Wirecard AGb	13,647	634,695
Zalando SEa,b,c	9,760	370,262
zooplus AGa	1,035	149,477

		123,411,953
IRELAND — 0.82%
Bank of Ireland[a]	2,960,850	612,530
C&C Group PLC	50,143	202,085
CRH PLC	88,826	2,729,084
Glanbia PLC	22,366	430,811
Kerry Group PLC Class A	17,789	1,522,775
Kingspan Group PLC	18,790	431,900
Paddy Power Betfair PLC	8,697	1,021,170
Ryanair Holdings PLC ADR	3,998	282,939
Smurfit Kappa Group PLC	27,096	636,302

		7,869,596
ISRAEL — 0.01%
Plus500 Ltd.[b]	8,343	81,970

		81,970

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2016

Security	Shares	Value
ITALY — 3.40%
A2A SpA	206,346	$293,048
Anima Holding SpA[c]	31,330	156,956
Ansaldo STS SpA	23,180	271,653
Ascopiave SpA	62,606	197,426
Assicurazioni Generali SpA	127,745	1,682,784
Atlantia SpA	44,794	1,119,532
Autogrill SpA	18,814	163,682
Azimut Holding SpA	8,827	138,783
Banca Carige SpA[a,b]	79,830	29,861
Banca Generali SpA	8,307	171,666
Banca Mediolanum SpA	28,063	205,862
Banca Popolare dell’Emilia Romagna SC	54,534	223,806
Banca Popolare di Milano Scarl	260,372	126,364
Banca Popolare di Sondrio Scarl	67,113	181,469
Banco Popolare SC	95,405	268,637
Beni Stabili SpA SIIQ	179,699	117,655
Brembo SpA	4,346	253,931
Buzzi Unicem SpA	10,389	208,186
Cerved Information Solutions SpA	25,606	214,754
CNH Industrial NV	112,160	800,199
Credito Emiliano SpA	13,180	83,568
Credito Valtellinese SCb	147,191	65,279
Davide Campari-Milano SpA	37,917	391,571
De’ Longhi SpA	9,413	235,258
Enel SpA	851,339	3,920,378
Eni SpA	272,948	4,175,468
EXOR SpA	12,095	471,084
Ferrari NV	13,720	620,447
Fiat Chrysler Automobiles NV	95,428	614,663
FinecoBank Banca Fineco SpA	31,589	187,573
Hera SpA	119,211	338,068
Immobiliare Grande Distribuzione SIIQ SpA	65,307	56,963
Intesa Sanpaolo SpA	1,362,305	3,001,095
Iren SpA	109,736	180,387
Italcementi SpA[a]	22,062	261,264
Leonardo-Finmeccanica SpA[a]	24,295	277,384
Luxottica Group SpA	19,175	930,817
Mediaset SpA	91,417	276,831
Mediobanca SpA	69,798	488,994
Moleskine SpA	38,112	92,483
Moncler SpA	15,514	272,025
Poste Italiane SpA[c]	64,940	452,054

Security	Shares	Value
Prysmian SpA	23,858	$558,129
Recordati SpA	13,411	435,059
Rizzoli Corriere Della Sera Mediagroup SpA[a]	61,484	56,104
Saipem SpA[a]	599,797	262,186
Salini Impregilo SpA	25,812	78,107
Salvatore Ferragamo SpA	7,392	174,084
Snam SpA	280,178	1,621,375
Societa Cattolica di Assicurazioni Scrl	23,804	167,832
Tamburi Investment Partners SpA	33,503	134,498
Telecom Italia SpA/Milano[a]	1,126,973	962,192
Tenaris SA	50,699	678,062
Terna Rete Elettrica Nazionale SpA	186,900	1,017,835
Tod’s SpA	1,708	100,369
TREVI-Finanziaria Industriale SpA	19,421	25,475
UniCredit SpA	552,989	1,355,489
Unione di Banche Italiane SpA	100,969	309,821
Unipol Gruppo Finanziario SpA	52,069	144,401
UnipolSai SpA	128,880	216,180
Yoox Net-A-Porter Group SpA[a]	6,309	176,658

		32,693,764
NETHERLANDS — 4.86%
Aalberts Industries NV	12,373	410,863
ABN AMRO Group NVc	25,372	471,547
Aegon NV	196,743	802,149
AerCap Holdings NVa	18,024	658,056
Akzo Nobel NV	26,464	1,715,232
Altice NV Class Aa,b	41,524	616,414
Altice NV Class Ba	10,244	151,497
Arcadis NV	8,080	108,200
ASM International NV	6,780	264,451
ASML Holding NV	40,000	4,425,588
BE Semiconductor Industries NV	4,819	143,182
Boskalis Westminster	10,557	387,924
Corbion NV	9,090	218,749
COSMO Pharmaceuticals NVa,b	1,107	178,802
Delta Lloyd NV	52,588	187,887
Eurocommercial Properties NV	5,810	257,283
Euronext NVc	7,330	313,117
Flow Traders[c]	3,768	133,612
Fugro NV CVA[a]	8,080	142,851
Gemalto NV	8,761	577,729
Heineken Holding NV	11,238	942,015
Heineken NV	24,514	2,314,736

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2016

Security	Shares	Value
IMCD Group NV	6,360	$269,725
ING Groep NV	413,820	4,627,544
InterXion Holding NVa	8,493	321,715
Koninklijke Ahold Delhaize NV	137,978	3,295,719
Koninklijke BAM Groep NV	30,411	119,365
Koninklijke DSM NV	19,075	1,221,392
Koninklijke KPN NV	364,976	1,201,140
Koninklijke Philips NV	99,884	2,666,168
Koninklijke Vopak NV	8,307	427,215
NN Group NV	35,497	957,631
NSI NV	29,552	130,831
NXP Semiconductors NVa	31,782	2,672,548
OCI NVa	12,168	185,870
PostNL NVa	53,618	206,017
Randstad Holding NV	12,811	551,261
RELX NV	105,724	1,912,304
SBM Offshore NV	19,823	264,897
TKH Group NV	6,154	224,654
TomTom NVa	12,014	102,695
Unilever NV CVA	174,403	8,080,913
Wereldhave NV	4,970	240,537
Wessanen	12,279	149,805
Wolters Kluwer NV	32,846	1,381,968

		46,633,798
NORWAY — 1.18%
Akastor ASA[a,b]	21,368	21,234
Aker Solutions ASA[a]	20,459	85,524
Bakkafrost P/F	5,774	225,054
Borregaard ASA	15,036	121,389
BW LPG Ltd.[c]	15,706	55,959
Det Norske Oljeselskap ASA[a]	11,627	147,151
DNB ASA	107,953	1,190,022
DNO ASA[a,b]	88,522	90,383
Gjensidige Forsikring ASA	25,447	429,912
Hexagon Composites ASA[a,b]	10,812	32,733
Kongsberg Automotive ASA[a]	129,475	90,079
Leroy Seafood Group ASA	3,549	170,689
Marine Harvest ASA	43,745	745,798
Norsk Hydro ASA	144,614	618,604
Norwegian Air Shuttle ASA[a,b]	3,105	111,697
Norwegian Property ASA	86,339	102,403
Opera Software ASA	18,427	115,950
Orkla ASA	95,142	884,448
Petroleum Geo-Services ASA[a,b]	29,884	59,535
Prosafe SEb	119,409	9,924

Security	Shares	Value
REC Silicon ASA[a,b]	331,087	$62,657
Salmar ASA	7,117	221,802
Schibsted ASA	8,761	275,949
Schibsted ASA Class B	10,273	303,083
Seadrill Ltd.[a,b]	39,715	116,416
Selvaag Bolig ASA	24,672	112,773
Statoil ASA	123,174	1,942,028
Storebrand ASA[a]	49,918	189,469
Subsea 7 SAa	32,194	344,953
Telenor ASA	81,349	1,360,823
TGS Nopec Geophysical Co. ASA[b]	12,146	202,027
Thin Film Electronics ASA[a,b]	89,359	46,574
XXL ASA[c]	15,780	192,030
Yara International ASA	20,282	660,503

		11,339,575
PORTUGAL — 0.29%
Banco BPI SA Registered[a,d]	61,102	76,185
Banco Comercial Portugues SA Registered[a,b]	5,141,522	116,140
CTT-Correios de Portugal SA	19,124	160,305
EDP – Energias de Portugal SA	248,361	852,075
Galp Energia SGPS SA	52,352	714,806
Jeronimo Martins SGPS SA	29,198	488,944
Navigator Co. SA (The)	39,742	126,170
NOS SGPS SA	30,306	203,033
Sonae SGPS SA	120,225	93,571

		2,831,229
SPAIN — 4.67%
Abertis Infraestructuras SA	67,032	1,054,667
Acciona SA	4,006	295,975
Acerinox SA	20,075	268,376
ACS Actividades de Construccion y Servicios SA	21,737	623,485
Aena SAc	7,497	1,081,475
Almirall SA	10,099	162,283
Amadeus IT Holding SA Class A	47,928	2,250,743
Applus Services SA	18,465	196,367
Atresmedia Corp. de Medios de Comunicacion SA	12,864	134,789
Axiare Patrimonio SOCIMI SA	13,686	186,713
Banco Bilbao Vizcaya Argentaria SA	703,816	4,112,298
Banco de Sabadell SA	584,907	799,931
Banco Popular Espanol SA	380,250	532,369
Banco Santander SA	1,574,217	6,678,840
Bankia SA	503,606	386,326

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2016

Security	Shares	Value
Bankinter SA	81,371	$567,797
CaixaBank SA	304,673	765,555
Cellnex Telecom SAU[c]	18,258	323,201
Cia. de Distribucion Integral Logista Holdings SA	7,234	174,610
CIE Automotive SA	7,874	152,945
Corp Financiera Alba SA	3,767	160,326
Deoleo SAa,b	216,398	48,397
Distribuidora Internacional de Alimentacion SA	71,367	445,398
Ebro Foods SA	11,919	271,900
Enagas SA	1,036	31,592
Ence Energia y Celulosa SA	18,936	47,856
Endesa SA	40,457	850,306
Euskaltel SAa,c	15,573	139,769
Faes Farma SA	45,338	178,968
Ferrovial SA	53,690	1,111,620
Gamesa Corp. Tecnologica SA	25,547	541,220
Gas Natural SDG SA	38,041	787,191
Grifols SA	33,744	739,969
Grupo Catalana Occidente SA	6,256	175,874
Hispania Activos Inmobiliarios SOCIMI SA	16,584	221,984
Iberdrola SA	586,775	4,032,112
Iberdrola SA New[a]	13,927	95,701
Indra Sistemas SAa,b	15,025	182,215
Industria de Diseno Textil SA	118,303	4,093,127
Inmobiliaria Colonial SA	26,390	208,758
International Consolidated Airlines Group SA	87,964	474,812
Lar Espana Real Estate SOCIMI SA	11,080	80,165
Lar Espana Real Estate SOCIMI SA New[a]	9,315	67,395
Liberbank SAa	77,449	59,153
Mapfre SA	114,442	280,521
Mediaset Espana Comunicacion SA	23,542	270,630
Melia Hotels International SA	14,325	170,121
Merlin Properties SOCIMI SA	27,635	316,445
Miquel y Costas & Miquel SA	3,476	153,538
NH Hotel Group SAa	27,873	126,858
Obrascon Huarte Lain SAb	17,361	64,668
Papeles y Cartones de Europa SA	13,742	79,908
Promotora de Informaciones SAa	8,389	49,719
Prosegur Cia. de Seguridad SA	40,807	277,445
Red Electrica Corp. SA	2,260	51,783

Security	Shares	Value
Repsol SA	120,966	$1,525,173
Sacyr SAb	51,331	90,406
Saeta Yield SA	20,692	212,276
Tecnicas Reunidas SAb	4,249	131,401
Telefonica SA	477,945	4,686,165
Viscofan SA	6,161	329,665
Zardoya Otis SA	22,495	220,861

		44,832,136
SWEDEN — 5.00%
AAK AB	4,221	312,863
AF AB Class B	12,600	229,604
Alfa Laval AB	34,208	540,776
Arcam ABa,b	2,851	55,628
Assa Abloy AB	108,180	2,380,787
Atlas Copco AB Class A	73,820	2,078,767
Atlas Copco AB Class B	41,834	1,073,132
Avanza Bank Holding AB	3,716	133,252
Axfood AB	10,699	192,831
B&M European Value Retail SA	75,539	258,054
Betsson AB	18,649	175,598
BillerudKorsnas AB	21,361	372,480
Boliden AB	30,053	662,804
Bonava AB Class Ba	13,769	160,870
Castellum AB	32,580	494,041
Com Hem Holding AB	21,755	186,361
Electrolux AB Class B	25,901	703,571
Elekta AB Class B	41,834	333,852
Evolution Gaming Group ABc	2,996	86,368
Fabege AB	18,621	333,430
Fastighets AB Balder Class Ba	12,227	335,141
Fingerprint Cards AB Class Ba,b	33,630	393,113
Getinge AB Class B	22,723	462,001
Hemfosa Fastigheter AB	18,467	198,555
Hennes & Mauritz AB Class B	104,030	3,151,353
Hexagon AB Class B	29,191	1,154,518
Hexpol ABb	31,484	280,956
Holmen AB Class B	6,264	212,730
Hufvudstaden AB Class A	15,479	259,211
Husqvarna AB Class B	48,417	416,742
ICA Gruppen AB	10,407	349,160
Industrivarden AB Class C	20,688	349,107
Indutrade AB	14,125	299,271
Intrum Justitia AB	9,336	300,427
Investor AB Class B	49,795	1,720,248
JM AB	8,988	233,721

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2016

Security	Shares	Value
Kinnevik AB Class B	25,821	$660,246
Kungsleden AB	23,125	172,759
L E Lundbergforetagen AB Class B	6,310	380,815
Lifco AB Class B	6,476	196,935
Loomis AB Class B	8,105	234,505
Lundin Petroleum ABa	21,356	354,373
Meda AB Class A	28,877	540,086
Millicom International Cellular SA SDR	7,172	384,091
Modern Times Group MTG AB Class B	7,043	184,135
NCC AB Class B	9,649	233,383
NetEnt AB	24,927	211,634
Nibe Industrier AB Class B	40,373	347,741
Nobia AB	12,827	120,778
Nordea Bank AB	328,483	2,935,152
Oriflame Holding AGa	5,184	133,892
Peab AB	23,042	185,775
Ratos AB Class B	26,128	132,425
Saab AB	8,534	293,821
Sandvik AB	119,650	1,285,760
SAS ABa	39,389	77,547
Securitas AB Class B	36,932	609,373
Skandinaviska Enskilda Banken AB Class A	163,805	1,440,641
Skanska AB Class B	39,025	831,866
SKF AB Class B	45,593	724,496
SSAB AB Class Aa,b	38,318	120,835
SSAB AB Class Ba	33,131	82,232
Svenska Cellulosa AB SCA Class B	66,188	1,973,990
Svenska Handelsbanken AB Class A	161,487	1,949,183
Swedbank AB Class A	97,917	2,063,126
Swedish Match AB	23,177	847,674
Swedish Orphan Biovitrum ABa	18,041	231,078
Tele2 AB Class B	35,570	301,370
Telefonaktiebolaget LM Ericsson Class B	333,196	2,491,141
Telia Co. AB	279,942	1,281,053
Trelleborg AB Class B	27,263	498,398
Unibet Group PLC	30,646	313,161
Volvo AB Class B	169,450	1,810,983
Wallenstam AB Class B	25,674	224,596
Wihlborgs Fastigheter AB	12,373	275,055

		48,017,427

Security	Shares	Value
SWITZERLAND — 13.49%
ABB Ltd. Registered	209,468	$4,464,836
Actelion Ltd. Registered	11,257	2,002,254
Adecco Group AG Registered	17,976	989,522
AFG Arbonia-Forster Holding AG Registered[a]	9,276	146,850
Allreal Holding AG Registered	2,305	341,534
Aryzta AG	9,876	372,477
Baloise Holding AG Registered	5,645	637,833
Banque Cantonale Vaudoise Registered	413	280,333
Barry Callebaut AG Registered	269	352,933
Basilea Pharmaceutica AG Registered[a,b]	1,673	122,301
BKW AG	4,742	218,344
Bucher Industries AG Registered	1,027	255,780
Burckhardt Compression Holding AG	553	166,080
Cembra Money Bank AG	4,193	301,964
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	112	660,562
Chocoladefabriken Lindt & Sprungli AG Registered	11	779,373
Cie. Financiere Richemont SA Class A Registered	55,853	3,406,834
Clariant AG Registered	32,392	565,423
Credit Suisse Group AG Registered	199,517	2,301,841
Daetwyler Holding AG Bearer	1,510	203,114
dorma+kaba Holding AG Class B	431	315,964
Dufry AG Registered[a,b]	4,952	571,828
Emmi AG	279	180,428
EMS-Chemie Holding AG Registered	946	519,275
Flughafen Zuerich AG	2,185	410,797
Forbo Holding AG Registered	148	189,891
Galenica AG Registered	459	593,668
GAM Holding AG	19,983	220,207
Gategroup Holding AG	3,505	182,059
Geberit AG Registered	4,184	1,619,138
Georg Fischer AG Registered	480	392,612
Givaudan SA Registered	996	2,052,907
Helvetia Holding AG Registered	776	391,031
Implenia AG Registered	2,679	182,952
Julius Baer Group Ltd.	24,385	1,003,710
Kuehne + Nagel International AG Registered	5,810	817,590

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2016

Security	Shares	Value
Kuoni Reisen Holding AG Class B Registered[a,b]	563	$215,104
LafargeHolcim Ltd. Registered	48,873	2,332,270
Leonteq AG	943	61,423
Logitech International SA Registered	17,779	355,966
Lonza Group AG Registered	5,935	1,121,966
Meyer Burger Technology AGa,b	16,841	70,574
Mobimo Holding AG Registered	1,318	318,300
Myriad Group AGa,b	16,225	44,153
Nestle SA Registered	342,669	27,549,673
Novartis AG Registered	245,184	20,371,747
OC Oerlikon Corp. AG Registered	26,461	248,333
Orascom Development Holding AGa,b	9,019	67,098
Panalpina Welttransport Holding AG Registered	1,708	231,869
Pargesa Holding SA Bearer	4,549	317,717
Partners Group Holding AG	1,885	865,019
PSP Swiss Property AG Registered	4,652	470,519
Roche Holding AG	75,397	19,308,560
Santhera Pharmaceutical Holding AGa,b	1,354	78,736
Schindler Holding AG Participation Certificates	4,221	811,924
Schindler Holding AG Registered	2,843	550,685
Schmolz + Bickenbach AG Registered[a]	134,828	90,680
SGS SA Registered	594	1,318,361
Sika AG Bearer	241	1,133,619
Sonova Holding AG Registered	6,037	829,545
Straumann Holding AG Registered	1,254	480,411
Sulzer AG Registered	2,116	215,661
Sunrise Communications Group AGc	4,119	267,014
Swatch Group AG (The) Bearer	3,297	866,851
Swatch Group AG (The) Registered	5,356	274,326
Swiss Life Holding AG Registered	3,540	811,330
Swiss Prime Site AG Registered	7,682	707,830
Swiss Re AG	35,314	2,972,522
Swisscom AG Registered	2,776	1,370,407
Syngenta AG Registered	10,048	3,962,225
Tecan Group AG Registered	1,556	250,840
Temenos Group AG Registered	6,441	399,543
U-Blox AG	1,011	256,712
UBS Group AG	394,372	5,447,634

Security	Shares	Value
Valiant Holding AG Registered	2,679	$256,133
Vontobel Holding AG Registered	3,779	174,590
Zurich Insurance Group AG	16,080	3,875,040

		129,567,155
UNITED KINGDOM — 30.38%
3i Group PLC	109,368	895,933
AA PLC	69,130	227,532
Abcam PLC	21,042	213,722
Aberdeen Asset Management PLC	96,380	407,565
Admiral Group PLC	24,823	713,200
Aggreko PLC	27,609	471,402
Allied Minds PLC[a]	21,094	103,708
Amec Foster Wheeler PLC	44,300	262,266
Amerisur Resources PLC[a]	92,860	33,288
Anglo American PLC	151,177	1,666,961
Antofagasta PLC	47,709	317,033
AO World PLC[a,b]	41,014	80,048
ARM Holdings PLC	153,484	3,407,214
Ashmore Group PLC	38,083	168,374
Ashtead Group PLC	53,164	844,207
ASOS PLC[a]	5,810	347,513
Associated British Foods PLC	38,833	1,387,442
AstraZeneca PLC	136,103	9,121,938
Auto Trader Group PLC[c]	107,656	529,860
AVEVA Group PLC	7,853	197,268
Aviva PLC	428,919	2,227,220
Babcock International Group PLC	24,921	320,950
BAE Systems PLC	334,946	2,374,740
Balfour Beatty PLC[a]	76,150	224,148
Barclays PLC	1,807,396	3,708,706
Barratt Developments PLC	103,887	603,447
BBA Aviation PLC	115,703	365,613
Beazley PLC	68,663	361,282
Bellway PLC	13,281	369,592
Berendsen PLC	23,631	400,657
Berkeley Group Holdings PLC	14,311	509,789
BGEO Group PLC	5,356	194,206
BHP Billiton PLC	225,147	2,823,970
Big Yellow Group PLC	22,124	208,556
Bodycote PLC	24,993	194,288
boohoo.com PLC[a,b]	156,932	139,079
Booker Group PLC	166,302	384,191
Bovis Homes Group PLC	17,522	190,416
BP PLC	1,992,619	11,292,748
Brewin Dolphin Holdings PLC	42,515	142,642

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2016

Security	Shares	Value
British American Tobacco PLC	200,412	$12,837,371
British Land Co. PLC (The)	99,099	882,860
Britvic PLC	29,425	244,172
BT Group PLC	916,548	5,030,061
BTG PLC[a]	42,515	376,503
Bunzl PLC	34,662	1,088,391
Burberry Group PLC	45,920	804,778
Cairn Energy PLC[a]	75,226	178,881
Capita PLC	67,616	861,828
Capital & Counties Properties PLC	74,772	288,890
Card Factory PLC	42,579	173,045
Carillion PLC[b]	48,190	170,640
Carnival PLC	19,254	931,024
Centamin PLC	190,372	419,324
Centrica PLC	579,341	1,854,520
Cineworld Group PLC	24,520	191,262
Close Brothers Group PLC	18,394	307,714
Cobham PLC	183,190	416,152
Coca-Cola European Partners PLC[a]	23,356	881,347
Coca-Cola HBC AG	19,652	407,296
Compass Group PLC	177,000	3,374,642
Countrywide PLC	23,831	78,468
Crest Nicholson Holdings PLC	31,063	176,229
Croda International PLC	13,631	601,755
CYBG PLC[a]	95,436	330,461
Daily Mail & General Trust PLC Class A NVS	32,165	306,625
Dairy Crest Group PLC	25,393	203,297
DCC PLC	9,989	894,549
De La Rue PLC	17,068	142,765
Debenhams PLC	172,865	128,642
Derwent London PLC	9,406	354,919
Diageo PLC	270,431	7,759,099
Dignity PLC	6,977	250,018
Diploma PLC	21,815	247,206
Direct Line Insurance Group PLC	144,003	669,557
Dixons Carphone PLC	107,790	500,179
Domino’s Pizza Group PLC	65,097	343,038
Drax Group PLC	46,374	210,449
DS Smith PLC	97,758	509,049
Dunelm Group PLC	15,025	169,564
easyJet PLC	17,295	239,040
Electrocomponents PLC	58,313	227,002
Elementis PLC	58,767	172,747
EnQuest PLC[a]	115,824	38,060

Security	Shares	Value
Enterprise Inns PLC[a]	98,439	$115,341
Entertainment One Ltd.	35,730	93,597
Essentra PLC	27,609	177,784
esure Group PLC	49,150	169,993
Evraz PLC[a]	38,545	87,614
Experian PLC	102,248	2,005,097
Fenner PLC	39,445	84,318
FirstGroup PLC[a]	141,273	188,131
Foxtons Group PLC[b]	39,982	58,393
Fresnillo PLC	28,591	733,013
G4S PLC	170,368	421,406
Galliford Try PLC	14,101	183,849
Genus PLC	8,888	214,889
GKN PLC	189,199	726,972
GlaxoSmithKline PLC	523,369	11,729,527
Glencore PLC	1,324,487	3,284,040
Go-Ahead Group PLC	6,718	163,048
Grafton Group PLC	27,609	204,726
Grainger PLC	67,162	193,858
Great Portland Estates PLC	36,024	326,912
Greencore Group PLC	52,710	229,265
Greene King PLC	30,296	326,820
Greggs PLC	12,600	172,978
GVC Holdings PLC	31,219	261,546
GW Pharmaceuticals PLC[a]	33,400	264,076
Halfords Group PLC	26,809	125,470
Halma PLC	46,374	645,877
Hammerson PLC	79,004	584,782
Hansteen Holdings PLC	149,668	212,624
Hargreaves Lansdown PLC	26,355	454,540
Hays PLC	169,671	267,849
Helical PLC	20,964	79,048
Henderson Group PLC	117,168	359,353
Hikma Pharmaceuticals PLC	16,013	560,001
Hiscox Ltd.	34,446	484,780
Home Retail Group PLC	101,968	209,031
Homeserve PLC	36,772	273,404
Howden Joinery Group PLC	74,999	430,169
HSBC Holdings PLC	2,112,123	13,883,923
Hunting PLC	17,749	96,147
ICAP PLC	60,372	356,694
IG Group Holdings PLC	42,742	502,225
Imagination Technologies Group PLC[a]	32,670	88,270
IMI PLC	28,290	402,650

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2016

Security	Shares	Value
Imperial Brands PLC	102,752	$5,434,445
Inchcape PLC	43,423	388,579
Indivior PLC	88,705	348,728
Informa PLC	64,415	610,640
Inmarsat PLC	50,224	521,457
InterContinental Hotels Group PLC	20,460	820,919
Intermediate Capital Group PLC	35,714	271,702
International Personal Finance PLC	27,418	97,596
Interserve PLC	22,042	86,332
Intertek Group PLC	16,614	799,617
Intu Properties PLC	79,555	316,981
Investec PLC	58,086	346,658
ITE Group PLC	57,396	124,785
ITV PLC	392,054	1,020,239
J D Wetherspoon PLC	16,614	187,938
J Sainsbury PLC	146,758	437,050
John Menzies PLC	16,451	128,868
John Wood Group PLC	40,910	358,215
Johnson Matthey PLC	20,175	877,521
Jupiter Fund Management PLC	42,515	238,433
Just Eat PLC[a]	53,021	378,026
KAZ Minerals PLC[a]	40,807	85,387
Keller Group PLC	13,874	187,705
Kier Group PLC	14,237	203,202
Kingfisher PLC	250,397	1,118,037
Ladbrokes PLC	102,979	189,638
Laird PLC	45,693	177,935
Lancashire Holdings Ltd.	27,592	220,719
Land Securities Group PLC	78,874	1,145,648
Legal & General Group PLC	629,555	1,719,365
Lloyds Banking Group PLC	6,937,665	4,895,721
London Stock Exchange Group PLC	34,245	1,261,712
LondonMetric Property PLC	94,461	202,923
Majestic Wine PLC[a]	12,058	61,916
Man Group PLC	179,994	277,215
Marks & Spencer Group PLC	176,563	748,512
Marston’s PLC	91,948	173,475
Mediclinic International PLC	42,962	612,617
Meggitt PLC	81,825	475,948
Melrose Industries PLC	24,371	221,486
Merlin Entertainments PLC[c]	62,985	395,714
Micro Focus International PLC	21,717	558,220
Mitchells & Butlers PLC	31,711	106,015
Mitie Group PLC	54,908	181,306
Mondi PLC	38,083	773,611

Security	Shares	Value
Moneysupermarket.com Group PLC	63,968	$253,517
Morgan Advanced Materials PLC	45,012	163,749
N Brown Group PLC	24,925	57,549
National Express Group PLC	59,074	264,631
National Grid PLC	407,069	5,853,243
NewRiver Retail Ltd.	35,822	142,683
Next PLC	15,630	1,042,786
Northgate PLC	25,901	131,365
Ocado Group PLC[a,b]	63,972	226,438
Old Mutual PLC	511,184	1,429,340
Ophir Energy PLC[a]	72,206	64,950
Oxford Instruments PLC	9,876	93,950
Pagegroup PLC	35,343	158,700
Paragon Group of Companies PLC (The)	41,607	150,644
Paysafe Group PLC[a]	50,316	257,866
Pearson PLC	87,181	1,020,917
Pennon Group PLC	45,778	548,231
Persimmon PLC	34,701	777,244
Petra Diamonds Ltd.	80,491	127,974
Petrofac Ltd.	27,263	269,849
Pets at Home Group PLC	46,283	149,631
Phoenix Group Holdings	27,283	290,695
Playtech PLC	22,496	259,702
Poundland Group PLC	27,394	82,471
Premier Farnell PLC	68,806	177,226
Premier Foods PLC[a,b]	110,465	74,066
Provident Financial PLC	15,933	573,069
Prudential PLC	273,331	4,844,737
QinetiQ Group PLC	82,171	245,144
Randgold Resources Ltd.	9,989	1,177,038
Reckitt Benckiser Group PLC	68,663	6,675,020
Redrow PLC	23,829	106,967
Regus PLC	81,371	329,835
RELX PLC	115,357	2,197,839
Renishaw PLC	3,936	135,924
Rentokil Initial PLC	225,368	643,325
Restaurant Group PLC (The)	25,901	121,805
Rightmove PLC	11,011	592,228
Rio Tinto PLC	132,515	4,330,768
Rolls-Royce Holdings PLC	201,036	2,111,302
Rotork PLC	94,688	273,561
Royal Bank of Scotland Group PLC[a]	379,039	968,253
Royal Dutch Shell PLC Class A	455,688	11,761,533
Royal Dutch Shell PLC Class B	402,411	10,696,310

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2016

Security	Shares	Value
Royal Mail PLC	93,457	$632,202
RPC Group PLC	37,608	430,914
RPS Group PLC	41,368	103,258
RSA Insurance Group PLC	111,740	738,374
SABMiller PLC	104,917	6,148,629
Safestore Holdings PLC	28,928	142,416
Saga PLC	84,538	228,411
Sage Group PLC (The)	118,984	1,125,573
Savills PLC	21,361	198,243
Schroders PLC	11,692	406,404
Segro PLC	69,117	406,526
Senior PLC	56,043	152,463
Serco Group PLC[a]	119,710	190,091
Severn Trent PLC	25,674	834,800
Shaftesbury PLC	29,198	362,076
Shire PLC	96,565	6,245,079
SIG PLC	82,398	115,417
Sirius Minerals PLC[a]	245,804	87,300
Sky PLC	110,151	1,346,208
Smith & Nephew PLC	96,153	1,586,843
Smiths Group PLC	39,445	661,447
SOCO International PLC	32,165	64,485
Spectris PLC	12,827	320,001
Speedy Hire PLC	85,476	39,153
Spirax-Sarco Engineering PLC	7,555	399,526
Spire Healthcare Group PLC[c]	36,409	156,091
Spirent Communications PLC	124,794	149,949
Sports Direct International PLC[a]	29,425	113,101
SSE PLC	108,126	2,176,353
SSP Group PLC	44,963	190,793
ST Modwen Properties PLC	35,343	132,422
St. James’s Place PLC	56,270	691,812
Stagecoach Group PLC	54,681	147,378
Standard Chartered PLC	352,928	2,833,051
Standard Life PLC	202,051	812,569
Stock Spirits Group PLC	32,616	67,122
SuperGroup PLC	6,837	143,969
SVG Capital PLC[a]	38,804	283,618
Synthomer PLC	39,299	190,917
TalkTalk Telecom Group PLC	58,086	176,607
Tate & Lyle PLC	52,937	508,157
Taylor Wimpey PLC	349,598	718,058
Ted Baker PLC	4,317	134,809
Telecom Plus PLC	9,179	126,744
Tesco PLC[a]	869,976	1,801,905

Security	Shares	Value
Thomas Cook Group PLC[a]	157,087	$135,567
Travis Perkins PLC	25,220	522,360
Tritax Big Box REIT PLC	90,083	163,139
TUI AG	54,617	713,910
Tullett Prebon PLC	37,840	166,898
Tullow Oil PLC[a]	100,959	265,004
UBM PLC	44,873	400,066
UDG Healthcare PLC	40,353	311,548
Ultra Electronics Holdings PLC	9,876	224,353
Unilever PLC	137,503	6,450,856
UNITE Group PLC (The)	30,614	257,494
United Utilities Group PLC	74,545	1,006,560
Vectura Group PLC[a]	88,272	174,509
Vedanta Resources PLC	9,649	73,471
Vesuvius PLC	30,106	147,096
Victrex PLC	9,876	193,801
Virgin Money Holdings UK PLC	25,553	89,465
Vodafone Group PLC	2,846,446	8,675,216
Weir Group PLC (The)	22,496	437,565
WH Smith PLC	16,969	344,480
Whitbread PLC	18,394	942,434
William Hill PLC	93,343	396,457
Wm Morrison Supermarkets PLC	236,188	582,644
Wolseley PLC	26,582	1,485,479
Workspace Group PLC	20,865	195,302
Worldpay Group PLC[a,c]	148,769	579,526
WPP PLC	136,388	3,074,779
WS Atkins PLC	11,664	216,963
Xaar PLC	16,825	110,967
Zoopla Property Group PLC[c]	36,929	144,150

		291,786,317

TOTAL COMMON STOCKS
(Cost: $1,043,774,369)		948,026,577

PREFERRED STOCKS — 0.85%

GERMANY — 0.78%
Bayerische Motoren Werke AG	5,880	426,080
Fuchs Petrolub SE	7,627	321,923
Henkel AG & Co. KGaA	18,474	2,301,364
Jungheinrich AG	6,961	212,312
Porsche Automobil Holding SE	16,529	866,325
Sartorius AG	4,218	337,156
Schaeffler AG	17,914	261,422
Volkswagen AG	19,744	2,777,505

		7,504,087

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2016

Security	Shares	Value
ITALY — 0.07%
Intesa Sanpaolo SpA	111,819	$233,077
Telecom Italia SpA/Milano	656,121	456,733

		689,810

TOTAL PREFERRED STOCKS
(Cost: $9,671,865)		8,193,897

RIGHTS — 0.00%

SPAIN — 0.00%
Zardoya Otis SAa	24,015	9,668

		9,668

TOTAL RIGHTS
(Cost: $10,868)		9,668

SHORT-TERM INVESTMENTS — 0.60%

MONEY MARKET FUNDS — 0.60%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[e,f,g]	5,346,292	5,346,292
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[e,f,g]	295,406	295,406
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[e,f]	94,539	94,539

		5,736,237

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,736,237)		5,736,237

Value
TOTAL INVESTMENTS IN SECURITIES — 100.16%
(Cost: $1,059,193,339)[h]	$961,966,379
Other Assets, Less Liabilities — (0.16)%	(1,555,195)

NET ASSETS — 100.00%	$960,411,184

ADR	— American Depositary Receipts
NVS	— Non-Voting Shares
SDR	— Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $1,062,992,421. Net unrealized depreciation was $101,026,042, of which $39,565,537 represented gross unrealized appreciation on securities and $140,591,579 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$947,863,481	$163,096	$—	$948,026,577
Preferred stocks	8,193,897	—	—	8,193,897
Rights	9,668	—	—	9,668
Money market funds	5,736,237	—	—	5,736,237

Total	$961,803,283	$163,096	$—	$961,966,379

See notes to financial statements.

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.79%

AUSTRALIA — 19.61%
Abacus Property Group	71,754	$172,881
Adelaide Brighton Ltd.	73,203	328,820
AGL Energy Ltd.	95,021	1,486,302
Ainsworth Game Technology Ltd.	32,938	52,322
ALS Ltd.	79,827	309,430
Altium Ltd.	40,712	226,813
Alumina Ltd.	385,036	387,757
Amcor Ltd./Australia	177,869	2,030,544
AMP Ltd.	431,004	1,903,266
Ansell Ltd.	25,345	373,133
APA Group	154,648	1,141,315
APN News & Media Ltd.[a]	33,638	104,823
ARB Corp. Ltd.	13,021	179,623
Ardent Leisure Group	72,388	116,639
Aristocrat Leisure Ltd.	81,667	989,412
Arrium Ltd.[a,b]	747,936	6
Asaleo Care Ltd.	51,685	53,425
ASX Ltd.	28,290	1,068,640
Aurizon Holdings Ltd.	312,803	1,236,279
AusNet Services	236,075	317,589
Austal Ltd.	63,330	55,835
Australia & New Zealand Banking Group Ltd.	409,836	8,049,052
Australian Agricultural Co. Ltd.[a]	81,009	124,989
Australian Pharmaceutical Industries Ltd.	97,499	142,280
Automotive Holdings Group Ltd.	43,402	142,177
Aveo Group	62,468	166,176
Bank of Queensland Ltd.	56,484	453,348
Bapcor Ltd.	54,438	236,668
Beach Energy Ltd.	286,525	120,864
Bellamy’s Australia Ltd.[b]	15,286	137,210
Bendigo & Adelaide Bank Ltd.	69,753	538,110
BHP Billiton Ltd.	438,187	6,501,019
Billabong International Ltd.[a]	16,485	19,546
Blackmores Ltd.[b]	2,650	316,501
BlueScope Steel Ltd.	91,253	586,065
Boral Ltd.	113,310	591,653
Brambles Ltd.	233,051	2,382,404
Breville Group Ltd.	21,701	132,116
Brickworks Ltd.	5,770	65,914
BT Investment Management Ltd.	27,764	189,707
BWP Trust	86,339	251,332

Security	Shares	Value
Cabcharge Australia Ltd.	31,040	$93,424
Caltex Australia Ltd.	40,302	1,015,742
carsales.com Ltd.	36,208	349,778
Cedar Woods Properties Ltd.	20,122	70,657
Challenger Ltd./Australia	82,075	592,620
Charter Hall Group	44,797	189,988
Charter Hall Retail REIT	56,654	207,118
CIMIC Group Ltd.	18,094	402,119
Cleanaway Waste Management Ltd.	265,490	172,527
Coca-Cola Amatil Ltd.	80,801	566,226
Cochlear Ltd.	9,995	1,008,310
Commonwealth Bank of Australia	242,714	14,269,123
Computershare Ltd.	68,978	465,549
Corporate Travel Management Ltd.[b]	12,634	149,991
Costa Group Holdings Ltd.	32,600	71,855
Cover-More Group Ltd.	59,742	62,207
Credit Corp. Group Ltd.	8,422	85,199
Cromwell Property Group	215,769	181,215
Crown Resorts Ltd.	53,866	536,325
CSL Ltd.	67,353	6,040,614
CSR Ltd.	77,272	225,525
Dexus Property Group	131,551	976,857
Domino’s Pizza Enterprises Ltd.	10,776	615,910
Donaco International Ltd.[a]	74,092	25,341
Downer EDI Ltd.	67,118	212,724
DUET Group	257,943	527,373
DuluxGroup Ltd.	59,909	302,345
Eclipx Group Ltd.	38,684	109,669
Energy World Corp. Ltd.[a,b]	107,942	22,972
ERM Power Ltd.	14,601	11,319
Estia Health Ltd.	24,644	96,088
Evolution Mining Ltd.	201,846	432,625
Fairfax Media Ltd.	338,958	270,506
FlexiGroup Ltd./Australia	59,599	90,596
Flight Centre Travel Group Ltd.	8,137	199,080
Fortescue Metals Group Ltd.[b]	239,582	806,678
G8 Education Ltd.	46,249	134,982
Galaxy Resources Ltd.[a]	191,552	68,427
Gateway Lifestyle	61,163	133,418
GDI Property Group	171,435	128,345
Genworth Mortgage Insurance Australia Ltd.	42,694	95,402
Goodman Group	249,639	1,430,625
GPT Group (The)	239,330	1,020,474
GrainCorp Ltd. Class A	37,822	243,771

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2016

Security	Shares	Value
Greencross Ltd.	21,214	$113,188
Growthpoint Properties Australia Ltd.	73,000	183,096
GUD Holdings Ltd.	10,450	79,822
GWA Group Ltd.	56,995	91,403
Harvey Norman Holdings Ltd.	82,385	303,065
Healthscope Ltd.	196,698	442,521
Iluka Resources Ltd.	62,957	335,910
Incitec Pivot Ltd.	249,794	544,886
Independence Group NL	71,148	217,386
Insurance Australia Group Ltd.	347,913	1,597,165
Investa Office Fund	90,059	313,498
Invocare Ltd.	21,856	243,361
IOOF Holdings Ltd.	41,077	282,234
IPH Ltd.	17,158	87,505
Iress Ltd.	33,558	288,215
iSentia Group Ltd.	36,188	86,365
James Hardie Industries PLC	65,878	1,091,538
Japara Healthcare Ltd.	25,424	50,048
JB Hi-Fi Ltd.	15,656	308,669
Karoon Gas Australia Ltd.[a]	56,622	56,807
LendLease Group	77,106	785,885
Macquarie Atlas Roads Group	82,048	362,939
Macquarie Group Ltd.	41,690	2,357,157
Magellan Financial Group Ltd.	20,167	350,090
Mantra Group Ltd.	38,216	104,275
Mayne Pharma Group Ltd.[a]	237,658	366,683
McMillan Shakespeare Ltd.	12,556	134,559
Medibank Pvt Ltd.	417,926	975,169
Mesoblast Ltd.[a,b]	31,698	26,983
Metals X Ltd.	52,438	65,164
Metcash Ltd.[a]	158,564	260,316
Mineral Resources Ltd.	31,508	235,166
Mirvac Group	521,230	871,554
Monadelphous Group Ltd.	12,010	96,120
Myer Holdings Ltd.	130,306	132,217
MYOB Group Ltd.	46,952	134,536
National Australia Bank Ltd.	371,305	7,489,863
Navitas Ltd.	39,793	179,653
Newcrest Mining Ltd.[a]	109,268	2,076,228
NEXTDC Ltd.[a]	78,660	223,598
Nine Entertainment Co. Holdings Ltd.	111,450	92,755
Northern Star Resources Ltd.	82,672	331,140
Nufarm Ltd./Australia	38,856	244,529

Security	Shares	Value
Oil Search Ltd.	199,390	$1,074,464
Orica Ltd.	55,879	600,962
Origin Energy Ltd.	249,890	1,044,609
Orocobre Ltd.[a]	29,199	91,878
Orora Ltd.	196,273	428,139
OZ Minerals Ltd.	53,401	259,354
OzForex Group Ltd.[b]	65,258	123,502
Pact Group Holdings Ltd.	42,353	183,163
Paladin Energy Ltd.[a,b]	427,404	66,594
Perpetual Ltd.	7,052	243,874
Pilbara Minerals Ltd.[a]	129,156	53,500
Platinum Asset Management Ltd.	32,628	150,281
Premier Investments Ltd.	16,905	208,405
Primary Health Care Ltd.	79,878	248,309
Programmed Maintenance Services Ltd.	39,932	62,522
Qantas Airways Ltd.	109,970	264,121
QBE Insurance Group Ltd.	187,558	1,563,811
Qube Holdings Ltd.	109,356	211,946
Ramsay Health Care Ltd.	19,531	1,169,601
RCG Corp. Ltd.[b]	33,692	47,886
REA Group Ltd.	8,294	411,453
Regis Healthcare Ltd.	19,841	77,814
Regis Resources Ltd.	67,401	206,449
Retail Food Group Ltd.	13,102	57,459
Rio Tinto Ltd.	50,083	1,886,530
SAI Global Ltd.	36,968	100,027
Sandfire Resources NL	38,442	167,418
Santos Ltd.	238,348	795,277
Saracen Mineral Holdings Ltd.[a]	110,438	143,954
Scentre Group	751,546	3,027,426
Seek Ltd.	48,362	613,851
Select Harvests Ltd.	11,254	65,093
Seven West Media Ltd.	249,160	196,002
SG Fleet Group Ltd.	34,316	104,588
Shopping Centres Australasia Property Group	123,774	224,838
Sigma Pharmaceuticals Ltd.	239,045	235,284
Sims Metal Management Ltd.	30,150	193,178
Sirtex Medical Ltd.	10,160	243,015
Sonic Healthcare Ltd.	56,034	978,687
South32 Ltd.[a]	757,211	1,056,076
Southern Cross Media Group Ltd.	177,559	170,042
Spark Infrastructure Group	246,969	491,797
Spotless Group Holdings Ltd.	153,802	139,692

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2016

Security	Shares	Value
St. Barbara Ltd.[a]	85,012	$194,486
Star Entertainment Grp Ltd. (The)	120,595	542,617
Steadfast Group Ltd.	133,831	214,625
Stockland	331,382	1,269,409
Suncorp Group Ltd.	180,788	1,845,388
Super Retail Group Ltd.	24,644	183,561
Sydney Airport	153,998	884,869
Syrah Resources Ltd.[a,b]	34,212	118,573
Tabcorp Holdings Ltd.	122,143	453,962
Tassal Group Ltd.	39,992	125,231
Tatts Group Ltd.	206,080	646,886
Technology One Ltd.	63,858	276,651
Telstra Corp. Ltd.	569,976	2,499,623
Ten Network Holdings Ltd.[a]	52,118	45,356
TFS Corp. Ltd.	48,510	60,098
Tox Free Solutions Ltd.	57,584	115,982
TPG Telecom Ltd.	52,694	513,842
Transurban Group	270,373	2,581,042
Treasury Wine Estates Ltd.	110,145	807,857
Vicinity Centres	446,486	1,174,157
Village Roadshow Ltd.	24,644	100,771
Virtus Health Ltd.	25,176	147,914
Vocus Communications Ltd.	97,624	662,598
Wesfarmers Ltd.	158,482	5,171,100
Western Areas Ltd.	28,574	59,289
Westfield Corp.	283,448	2,300,842
Westpac Banking Corp.	474,512	11,212,696
Whitehaven Coal Ltd.[a,b]	153,958	197,172
Woodside Petroleum Ltd.	104,876	2,114,733
Woolworths Ltd.	180,944	3,219,495
WorleyParsons Ltd.	32,342	181,412

		152,611,993
HONG KONG — 8.65%
AIA Group Ltd.	1,746,800	10,816,273
ASM Pacific Technology Ltd.	46,600	346,199
Bank of East Asia Ltd. (The)[b]	186,800	771,518
BOC Hong Kong Holdings Ltd.	467,000	1,531,601
Brightoil Petroleum Holdings Ltd.[b]	622,000	182,754
Cathay Pacific Airways Ltd.	154,000	250,053
Champion REIT[b]	310,000	178,970
Cheung Kong Infrastructure Holdings Ltd.	157,000	1,387,921
Cheung Kong Property Holdings Ltd.	392,572	2,802,658

Security	Shares	Value
China Healthcare Enterprise Group Ltd.[a]	616,000	$8,653
China LNG Group Ltd.[b]	3,080,000	94,465
China Strategic Holdings Ltd.[a,b]	3,110,000	80,155
Citic Telecom International Holdings Ltd.	466,000	175,352
CK Hutchison Holdings Ltd.	392,572	4,593,527
CK Life Sciences International Holdings Inc.	1,244,000	113,820
CLP Holdings Ltd.	314,000	3,269,506
Dah Sing Banking Group Ltd.	186,400	348,782
Enerchina Holdings Ltd.[a]	930,000	38,950
Esprit Holdings Ltd.[a]	280,600	224,915
First Pacific Co. Ltd./Hong Kong	620,000	480,982
G-Resources Group Ltd.	4,641,000	81,338
Galaxy Entertainment Group Ltd.	314,000	1,043,976
GCL New Energy Holdings Ltd.[a]	788,000	34,526
Giordano International Ltd.	308,000	161,542
Global Brands Group Holding Ltd.[a]	1,244,065	109,017
Guotai Junan International Holdings Ltd.	310,000	103,867
Haitong International Securities Group Ltd.	308,000	185,754
Hang Lung Properties Ltd.	310,000	671,138
Hang Seng Bank Ltd.	109,900	1,961,501
Henderson Land Development Co. Ltd.[b]	178,632	1,063,512
HKBN Ltd.	155,000	184,963
HKT Trust & HKT Ltd.	310,720	490,909
Hong Kong & China Gas Co. Ltd.	1,028,840	1,909,200
Hong Kong Exchanges and Clearing Ltd.	165,800	4,091,611
Hongkong Land Holdings Ltd.	140,200	897,280
Hopewell Holdings Ltd.	77,000	255,511
Hsin Chong Group Holdings Ltd.[b]	932,000	82,872
Hutchison Telecommunications Hong Kong Holdings Ltd.	308,000	112,722
Hybrid Kinetic Group Ltd.[a,b]	2,180,000	75,851
Hysan Development Co. Ltd.	157,000	722,286
IGG Inc.[b]	154,000	65,689
Johnson Electric Holdings Ltd.	77,250	194,122
Kerry Logistics Network Ltd.	155,000	221,316
Kerry Properties Ltd.	77,000	210,362
Kowloon Development Co. Ltd.	154,000	142,689
KuangChi Science Ltd.[a,b]	154,000	53,583

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2016

Security	Shares	Value
Landing International Development Ltd.[a]	2,330,000	$45,639
Langham Hospitality Investments and Langham Hospitality Investments Ltd.	155,000	53,731
Li & Fung Ltd.	932,000	466,003
Link REIT	314,000	2,342,876
Macau Legend Development Ltd.[a,b]	310,000	43,544
Man Wah Holdings Ltd.	248,000	180,888
Melco Crown Entertainment Ltd. ADR[b]	20,746	289,614
Melco International Development Ltd.[b]	154,000	157,970
MGM China Holdings Ltd.	124,000	179,609
MTR Corp. Ltd.	235,500	1,332,283
New World Development Co. Ltd.	778,000	904,331
NewOcean Energy Holdings Ltd.	308,000	91,686
NWS Holdings Ltd.	310,000	506,550
Pacific Basin Shipping Ltd.[a,b]	754,000	84,534
Pacific Textiles Holdings Ltd.[b]	154,000	218,300
PCCW Ltd.	622,000	452,877
Power Assets Holdings Ltd.	235,500	2,304,941
Sa Sa International Holdings Ltd.	308,000	134,155
Samson Holding Ltd.	466,000	49,843
Sands China Ltd.	311,200	1,187,059
Shangri-La Asia Ltd.	308,000	330,626
Shun Tak Holdings Ltd.	620,000	200,543
Singamas Container Holdings Ltd.	932,000	87,676
Sino Land Co. Ltd.	314,000	560,024
SITC International Holdings Co. Ltd.	310,000	183,365
Sitoy Group Holdings Ltd.	154,000	50,408
SJM Holdings Ltd.	154,000	96,052
SmarTone Telecommunications Holdings Ltd.[b]	77,000	137,132
SOCAM Development Ltd.[a]	308,000	144,475
Sun Hung Kai & Co. Ltd.	154,000	90,495
Sun Hung Kai Properties Ltd.	314,000	4,491,524
SUNeVision Holdings Ltd.	310,000	124,240
Sunlight REIT	310,000	189,357
Swire Pacific Ltd. Class A	78,500	937,757
Swire Properties Ltd.	186,800	519,962
Techtronic Industries Co. Ltd.	233,000	986,353
Town Health International Medical Group Ltd.	620,000	99,073
Truly International Holdings Ltd.	308,000	167,496

Security	Shares	Value
Value Partners Group Ltd.	154,000	$129,591
VTech Holdings Ltd.	31,000	336,967
WH Group Ltd.[c]	857,000	674,781
Wharf Holdings Ltd. (The)	157,000	1,081,405
Wheelock & Co. Ltd.	157,000	840,643
Wynn Macau Ltd.	248,800	403,982
Xinyi Glass Holdings Ltd.[b]	308,000	234,971
Yuan Heng Gas Holdings Ltd.[a]	616,000	45,248
Yue Yuen Industrial Holdings Ltd.	77,000	312,566

		67,307,336
JAPAN — 66.70%
Accordia Golf Co. Ltd.	15,400	180,169
Acom Co. Ltd.[a]	77,800	371,976
Activia Properties Inc.	157	819,583
ADEKA Corp.	15,400	205,864
Advance Residence Investment Corp.	154	427,657
Advantest Corp.	31,000	415,007
Aeon Co. Ltd.	93,400	1,350,625
AEON Financial Service Co. Ltd.	15,400	358,234
Aeon Mall Co. Ltd.	31,000	420,452
AEON REIT Investment Corp.	154	194,594
Aica Kogyo Co. Ltd.	15,400	376,416
Aida Engineering Ltd.	31,000	260,741
Aiful Corp.[a,b]	77,800	236,091
Aisin Seiki Co. Ltd.	31,400	1,453,803
Ajinomoto Co. Inc.	93,400	2,404,605
Alfresa Holdings Corp.	31,000	686,032
Alpine Electronics Inc.	15,400	168,749
Alps Electric Co. Ltd.	31,000	707,811
Amada Holdings Co. Ltd.	62,200	683,997
Amano Corp.	31,000	504,845
ANA Holdings Inc.	157,000	450,847
AnGes MG Inc.[a,b]	15,400	45,681
Anritsu Corp.	31,000	181,490
AOKI Holdings Inc.	15,400	173,106
Aozora Bank Ltd.	157,000	580,602
Artnature Inc.	15,400	124,721
Asahi Diamond Industrial Co. Ltd.	15,400	119,762
Asahi Glass Co. Ltd.	157,000	914,563
Asahi Group Holdings Ltd.	62,800	2,142,253
Asahi Intecc Co. Ltd.	15,700	726,901
Asahi Kasei Corp.	157,000	1,199,349
ASICS Corp.	31,000	575,626
Astellas Pharma Inc.	296,200	4,975,443

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2016

Security	Shares	Value
Autobacs Seven Co. Ltd.	15,400	$224,197
Azbil Corp.	15,700	477,197
Bandai Namco Holdings Inc.	31,000	827,897
Bank of Saga Ltd. (The)	154,000	390,691
Bank of the Ryukyus Ltd.	15,400	170,402
Benesse Holdings Inc.	15,400	373,260
BIC Camera Inc.	15,400	137,343
Bridgestone Corp.	94,200	3,309,891
Brother Industries Ltd.	46,600	537,911
Calbee Inc.	15,700	690,901
Canon Inc.	155,800	4,461,853
Canon Marketing Japan Inc.	15,400	267,022
Capcom Co. Ltd.	15,400	316,159
Casio Computer Co. Ltd.	31,000	446,768
Cawachi Ltd.	15,400	360,638
Central Japan Railway Co.	15,700	2,944,372
Chiba Bank Ltd. (The)	157,000	761,370
Chubu Electric Power Co. Inc.	93,400	1,375,687
Chugai Pharmaceutical Co. Ltd.	31,400	1,184,183
Chugoku Bank Ltd. (The)	31,000	353,603
Chugoku Electric Power Co. Inc. (The)	46,600	587,928
Citizen Holdings Co. Ltd.	46,600	251,904
CKD Corp.	31,000	292,501
Coca-Cola East Japan Co. Ltd.	15,400	298,578
Coca-Cola West Co. Ltd.	15,400	427,056
Colowide Co. Ltd.	31,000	578,651
COMSYS Holdings Corp.	15,400	258,007
Concordia Financial Group Ltd.[a]	155,800	675,283
COOKPAD Inc.[b]	15,400	217,435
Corona Corp.	31,000	311,558
Cosmo Energy Holdings Co. Ltd.	15,400	171,303
Credit Saison Co. Ltd.	16,100	270,520
CYBERDYNE Inc.[a,b]	31,000	602,849
DA Consortium Inc.	31,000	319,725
Dai Nippon Printing Co. Ltd.	157,000	1,767,849
Dai-ichi Life Insurance Co. Ltd. (The)	155,800	2,061,422
Daibiru Corp.	15,400	149,515
Daifuku Co. Ltd.	31,000	656,994
Daihatsu Motor Co. Ltd.[a]	31,000	463,538
Daiichi Sankyo Co. Ltd.	93,400	2,242,839
Daikin Industries Ltd.	31,400	2,761,153
Daikyonishikawa Corp.	15,400	221,792
Daio Paper Corp.[b]	15,400	174,459

Security	Shares	Value
Daiseki Co. Ltd.	15,400	$279,795
Daito Trust Construction Co. Ltd.	15,700	2,633,390
Daiwa House Industry Co. Ltd.	94,200	2,664,642
Daiwa House Residential Investment Corp.	157	440,583
Daiwa Securities Group Inc.	314,000	1,793,279
DCM Holdings Co. Ltd.	31,000	266,185
DeNA Co. Ltd.	31,100	803,560
Denso Corp.	62,800	2,479,278
Dentsu Inc.	31,400	1,516,612
DIC Corp.	15,400	368,903
DMG Mori Co. Ltd.	15,400	163,940
Don Quijote Holdings Co. Ltd.	15,700	621,198
Duskin Co. Ltd.	15,400	281,298
East Japan Railway Co.	47,100	4,359,111
EDION Corp.	31,000	259,833
Eighteenth Bank Ltd. (The)	154,000	434,268
Eiken Chemical Co. Ltd.	15,400	361,690
Eisai Co. Ltd.	31,400	1,851,799
Electric Power Development Co. Ltd.	15,400	356,280
EPS Holdings Inc.	15,400	211,574
Euglena Co. Ltd.[a,b]	15,400	209,771
FamilyMart Co. Ltd.	15,700	928,350
Fancl Corp.	15,400	258,608
FANUC Corp.	31,400	5,308,143
Fast Retailing Co. Ltd.	15,700	5,121,247
FCC Co. Ltd.	15,400	302,936
Financial Products Group Co. Ltd.	15,400	155,826
Fudo Tetra Corp.	62,200	109,245
Fuji Electric Co. Ltd.	157,000	700,093
Fuji Heavy Industries Ltd.	94,200	3,690,423
Fuji Machine Manufacturing Co. Ltd.	31,000	319,725
Fuji Oil Holdings Inc.	15,400	338,549
FUJIFILM Holdings Corp.	78,500	2,856,286
Fujitec Co. Ltd.	15,400	149,665
Fujitsu Ltd.	314,000	1,326,653
Fukuoka Financial Group Inc.	157,000	606,645
Fukuoka REIT Corp.	154	318,564
Furukawa Electric Co. Ltd.	154,000	405,718
Glory Ltd.	15,700	439,664
GLP J-REIT	466	592,020
GMO Internet Inc.	15,400	201,657
Godo Steel Ltd.	154,000	259,960
Gree Inc.[a]	31,000	157,291

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2016

Security	Shares	Value
GungHo Online Entertainment Inc.[b]	77,800	$176,879
Hachijuni Bank Ltd. (The)	124,600	589,657
Hakuhodo DY Holdings Inc.	62,200	734,371
Hamamatsu Photonics KK	31,400	934,478
Hankyu Hanshin Holdings Inc.	31,400	1,173,460
Haseko Corp.	46,600	499,716
Hazama Ando Corp.	46,600	288,735
Heiwa Real Estate REIT Inc.	154	129,830
Heiwado Co. Ltd.	15,400	299,630
Hino Motors Ltd.	46,600	495,169
Hisamitsu Pharmaceutical Co. Inc.	15,700	891,584
Hitachi Chemical Co. Ltd.	15,400	325,175
Hitachi Construction Machinery Co. Ltd.	15,400	253,198
Hitachi High-Technologies Corp.	15,700	540,772
Hitachi Ltd.	785,000	3,649,827
Hitachi Transport System Ltd.	15,400	302,936
Hitachi Zosen Corp.	46,600	238,718
Hokkaido Electric Power Co. Inc.	31,000	246,826
Hokuetsu Kishu Paper Co. Ltd.	46,600	331,022
Hokuhoku Financial Group Inc.	154,000	199,854
Hokuriku Electric Power Co.	31,000	369,030
Honda Motor Co. Ltd.	240,400	6,665,332
House Foods Group Inc.	15,400	378,971
Hoya Corp.	62,800	2,251,939
Hulic Co. Ltd.	46,600	488,349
Hulic Reit Inc.	154	272,282
Ibiden Co. Ltd.	31,000	400,790
Ichigo Inc.	93,400	411,931
Ichigo Office REIT Investment	310	242,289
Ichiyoshi Securities Co. Ltd.	15,400	120,513
Idemitsu Kosan Co. Ltd.	15,400	301,433
IDOM Inc.	15,400	78,739
IHI Corp.	314,000	891,584
Iida Group Holdings Co. Ltd.	31,000	621,301
Iino Kaiun Kaisha Ltd.	46,600	170,513
INPEX Corp.	140,200	1,117,113
Invesco Office J-Reit Inc.	310	284,939
Invincible Investment Corp.	622	418,773
Isetan Mitsukoshi Holdings Ltd.	62,200	618,450
Istyle Inc.[b]	15,400	139,296
Isuzu Motors Ltd.	77,800	1,024,074
Ito EN Ltd.	15,700	581,368
ITOCHU Corp.	233,800	2,674,835
Itochu-Shokuhin Co. Ltd.	15,700	636,518

Security	Shares	Value
Itoham Yonekyu Holdings Inc.[a]	46,600	$481,073
Itoki Corp.	15,400	87,755
Iyo Bank Ltd. (The)	46,600	304,195
J Front Retailing Co. Ltd.	46,600	544,277
J Trust Co. Ltd.	15,400	116,757
JAC Recruitment Co. Ltd.	15,400	175,661
Japan Airlines Co. Ltd.	15,700	489,605
Japan Communications Inc.[a]	31,000	65,034
Japan Display Inc.[a]	62,200	113,494
Japan Excellent Inc.	310	438,601
Japan Exchange Group Inc.	93,400	1,339,689
Japan Hotel REIT Investment Corp.	778	654,375
Japan Logistics Fund Inc.	154	359,887
Japan Post Bank Co. Ltd.	62,200	765,931
Japan Post Holdings Co. Ltd.	62,200	827,229
Japan Prime Realty Investment Corp.	157	690,135
Japan Real Estate Investment Corp.	157	948,266
Japan Rental Housing Investments Inc.	310	265,278
Japan Retail Fund Investment Corp.	466	1,145,846
Japan Securities Finance Co. Ltd.	31,000	126,438
Japan Tobacco Inc.	157,000	6,166,024
JFE Holdings Inc.	77,800	1,029,767
Jimoto Holdings Inc.	46,600	71,843
Joyo Bank Ltd. (The)	157,000	620,432
JSP Corp.	15,400	356,431
JSR Corp.	31,000	428,014
JTEKT Corp.	31,000	440,113
JX Holdings Inc.	333,400	1,261,900
Kadokawa Dwango[a]	15,400	209,471
Kagome Co. Ltd.	31,000	844,533
Kajima Corp.	157,000	1,167,332
Kakaku.com Inc.	31,000	647,919
Kamei Corp.	31,000	254,388
Kansai Electric Power Co. Inc. (The)[a]	109,000	1,017,199
Kansai Paint Co. Ltd.	46,600	985,336
Kao Corp.	78,500	4,253,408
Kawasaki Heavy Industries Ltd.	154,000	461,316
Kawasaki Kisen Kaisha Ltd.[b]	154,000	381,675
KDDI Corp.	280,600	8,610,889
Keikyu Corp.	157,000	1,599,336
Keio Corp.	157,000	1,469,122
Keiyo Co. Ltd.	46,600	242,810

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2016

Security	Shares	Value
Kenedix Inc.	62,200	$253,085
Kewpie Corp.	15,700	484,856
KEY Coffee Inc.	15,400	296,024
Keyence Corp.	4,700	3,344,138
Kikkoman Corp.	48,000	1,711,860
Kintetsu Group Holdings Co. Ltd.	314,000	1,363,419
Kirin Holdings Co. Ltd.	124,600	2,148,297
Kitz Corp.	31,000	167,576
Kiyo Bank Ltd. (The)	31,000	455,540
Kobe Steel Ltd.	466,000	409,231
Koei Tecmo Holdings Co. Ltd.	15,400	269,427
Kohnan Shoji Co. Ltd.	15,400	317,512
Koito Manufacturing Co. Ltd.	15,700	784,349
Kokuyo Co. Ltd.	31,000	457,960
Komatsu Ltd.	140,200	2,762,686
Komori Corp.	15,400	173,707
Konami Holdings Corp.	15,700	611,241
Konica Minolta Inc.	77,800	634,637
Konishi Co. Ltd.	31,000	406,840
Kubota Corp.	155,800	2,306,938
Kuraray Co. Ltd.	46,600	594,748
Kurita Water Industries Ltd.	15,400	343,658
Kuroda Electric Co. Ltd.	15,400	283,852
Kyocera Corp.	47,100	2,247,803
KYORIN Holdings Inc.	15,400	332,238
Kyowa Exeo Corp.	15,400	201,657
Kyushu Electric Power Co. Inc.	77,800	733,325
Kyushu Financial Group Inc.	62,200	347,157
Lawson Inc.	15,700	1,211,758
Leopalace21 Corp.	62,200	449,726
Lintec Corp.	15,400	328,632
LIXIL Group Corp.	46,600	875,299
M3 Inc.	31,400	1,014,139
Makita Corp.	15,700	1,110,650
Marubeni Corp.	280,600	1,317,507
Maruha Nichiro Corp.	15,400	391,593
Marui Group Co. Ltd.	46,600	677,504
Marusan Securities Co. Ltd.	31,000	258,926
Matsuda Sangyo Co. Ltd.	15,400	199,253
Matsui Securities Co. Ltd.	15,400	135,991
Mazda Motor Corp.	93,400	1,410,319
McDonald’s Holdings Co. Japan Ltd.[b]	15,700	480,261
Medipal Holdings Corp.	31,000	511,802
MEGMILK SNOW BRAND Co. Ltd.	15,700	545,368

Security	Shares	Value
MEIJI Holdings Co. Ltd.	15,700	$1,648,358
Mie Bank Ltd. (The)	154,000	308,045
Minebea Co. Ltd.	46,600	376,037
Ministop Co. Ltd.	15,400	258,608
Miraca Holdings Inc.	15,700	767,498
Mirait Holdings Corp.	15,400	164,541
MISUMI Group Inc.	46,600	864,841
Mitsubishi Chemical Holdings Corp.	202,600	1,111,794
Mitsubishi Corp.	202,600	3,515,872
Mitsubishi Electric Corp.	314,000	3,730,253
Mitsubishi Estate Co. Ltd.	157,000	2,955,096
Mitsubishi Heavy Industries Ltd.	471,000	2,036,397
Mitsubishi Materials Corp.	154,000	408,723
Mitsubishi Motors Corp.	93,400	439,272
Mitsubishi Tanabe Pharma Corp.	46,600	874,844
Mitsubishi UFJ Financial Group Inc.	1,836,900	9,356,118
Mitsubishi UFJ Lease & Finance Co. Ltd.	77,800	318,078
Mitsui & Co. Ltd.	249,400	2,940,917
Mitsui Chemicals Inc.	157,000	674,050
Mitsui Engineering & Shipbuilding Co. Ltd.	154,000	228,404
Mitsui Fudosan Co. Ltd.	157,000	3,452,208
Mitsui Mining & Smelting Co. Ltd.	154,000	296,024
Mitsui OSK Lines Ltd.	154,000	332,088
Mitsumi Electric Co. Ltd.[a,b]	31,000	157,291
Mizuho Financial Group Inc.	3,254,300	5,306,079
Monex Group Inc.	77,800	193,580
MonotaRO Co. Ltd.	15,700	459,273
Mori Hills REIT Investment Corp.	310	485,486
MORI TRUST Sogo REIT Inc.	154	285,054
MOS Food Services Inc.	15,700	459,426
MS&AD Insurance Group Holdings Inc.	77,800	2,281,961
Murata Manufacturing Co. Ltd.	31,400	3,929,404
Nabtesco Corp.	31,100	840,278
Nagase & Co. Ltd.	15,400	181,371
Nagoya Railroad Co. Ltd.	157,000	885,456
NEC Corp.	396,000	1,097,370
NET One Systems Co. Ltd.	15,700	106,469
Neturen Co. Ltd.	31,000	241,382
Nexon Co. Ltd.	31,000	465,824
Next Co. Ltd.	15,400	150,416
NGK Insulators Ltd.	31,000	752,881
NGK Spark Plug Co. Ltd.	31,000	516,036

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2016

Security	Shares	Value
NHK Spring Co. Ltd.	31,000	$274,655
Nichi-Iko Pharmaceutical Co. Ltd.	15,400	334,943
Nichicon Corp.	31,000	232,307
NichiiGakkan Co. Ltd.[b]	15,400	109,394
Nidec Corp.	31,400	2,890,755
Nihon Nohyaku Co. Ltd.[b]	15,400	83,999
Nihon Parkerizing Co. Ltd.	31,000	377,197
Nihon Unisys Ltd.	31,000	424,989
Nikkiso Co. Ltd.	15,400	108,793
Nikkon Holdings Co. Ltd.	15,400	310,449
Nikon Corp.	62,200	886,707
Nintendo Co. Ltd.	15,700	3,294,419
Nippon Building Fund Inc.	157	965,117
Nippon Express Co. Ltd.	157,000	801,200
Nippon Light Metal Holdings Co. Ltd.	155,800	355,732
Nippon Paint Holdings Co. Ltd.	31,400	871,669
Nippon Paper Industries Co. Ltd.	15,400	280,697
Nippon Parking Development Co. Ltd.	46,600	56,383
Nippon Prologis REIT Inc.	310	770,425
Nippon Sheet Glass Co. Ltd.[a]	310,000	229,887
Nippon Signal Co. Ltd.	31,000	298,249
Nippon Steel & Sumitomo Metal Corp.	109,000	2,073,962
Nippon Suisan Kaisha Ltd.	46,600	232,352
Nippon Telegraph & Telephone Corp.	109,900	5,234,150
Nippon Yusen KK	310,000	556,569
Nipro Corp.	15,400	192,641
Nishi-Nippon City Bank Ltd. (The)	154,000	302,034
Nishimatsuya Chain Co. Ltd.	31,000	443,743
Nissan Chemical Industries Ltd.	31,400	1,008,011
Nissan Motor Co. Ltd.	343,000	3,386,993
Nissan Shatai Co. Ltd.	15,400	156,126
Nisshin Seifun Group Inc.	31,700	524,905
Nisshin Steel Co. Ltd.	15,400	192,641
Nisshinbo Holdings Inc.	31,000	290,686
Nissin Electric Co. Ltd.	15,400	268,525
Nissin Foods Holdings Co. Ltd.	15,700	894,648
Nitori Holdings Co. Ltd.	15,700	1,951,681
Nitto Denko Corp.	31,400	2,117,436
Nitto Kohki Co. Ltd.	15,400	360,638
NOK Corp.	15,400	297,677
Nomura Holdings Inc.	503,900	2,306,971
Nomura Real Estate Holdings Inc.	15,400	268,074

Security	Shares	Value
Nomura Real Estate Master Fund Inc.	622	$1,029,940
Nomura Research Institute Ltd.	16,800	596,692
North Pacific Bank Ltd.	77,800	256,588
NSD Co. Ltd.	31,000	515,734
NSK Ltd.	62,800	538,627
NTT Data Corp.	15,700	782,817
NTT DOCOMO Inc.	218,200	5,853,939
NTT Urban Development Corp.	15,400	165,743
Obayashi Corp.	155,800	1,716,331
Obic Co. Ltd.	15,700	923,755
Odakyu Electric Railway Co. Ltd.	157,000	1,868,956
Oji Holdings Corp.	157,000	658,731
Okabe Co. Ltd.	15,400	120,213
Oki Electric Industry Co. Ltd.	154,000	211,875
Olympus Corp.	47,100	1,645,294
Omron Corp.	31,400	1,053,969
Ono Pharmaceutical Co. Ltd.	62,800	2,269,097
Orient Corp.[a]	155,800	294,923
Oriental Land Co. Ltd./Japan	31,400	1,994,575
ORIX Corp.	202,600	2,894,145
Orix JREIT Inc.	466	857,111
Osaka Gas Co. Ltd.	314,000	1,275,180
OSG Corp.[b]	15,400	257,856
OSJB Holdings Corp.	124,600	251,668
Otsuka Holdings Co. Ltd.	62,800	2,998,909
PALTAC Corp.	15,400	305,040
Panasonic Corp.	327,400	3,229,755
Park24 Co. Ltd.	15,700	534,644
PC Depot Corp.	15,400	204,512
Penta-Ocean Construction Co. Ltd.	62,200	381,145
Pigeon Corp.	31,100	782,924
Pioneer Corp.[a]	77,800	143,477
Proto Corp.	15,400	175,511
Rakuten Inc.	140,200	1,608,090
Recruit Holdings Co. Ltd.	47,100	1,803,849
Relia Inc.	15,400	148,914
Resona Holdings Inc.	327,400	1,325,765
Resorttrust Inc.	15,400	352,374
Ricoh Co. Ltd.	109,000	974,230
Ringer Hut Co. Ltd.	15,400	355,679
Rohm Co. Ltd.	15,700	678,646
Rohto Pharmaceutical Co. Ltd.	31,000	540,235
Round One Corp.	31,000	210,528
Royal Holdings Co. Ltd.	15,400	289,112

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2016

Security	Shares	Value
Saizeriya Co. Ltd.	15,400	$343,358
Sakata Seed Corp.	15,400	381,375
Sanrio Co. Ltd.	12,600	225,481
Santen Pharmaceutical Co. Ltd.	77,800	1,303,436
Sanwa Holdings Corp.	46,700	490,308
SBI Holdings Inc./Japan	31,000	341,504
Secom Co. Ltd.	31,400	2,377,251
Sega Sammy Holdings Inc.	31,000	342,714
Seibu Holdings Inc.	31,000	549,310
Seikagaku Corp.	15,400	252,296
Seiko Epson Corp.	46,600	833,921
Seino Holdings Co. Ltd.	31,000	317,910
Sekisui Chemical Co. Ltd.	77,800	1,145,535
Sekisui House Ltd.	93,400	1,575,273
Sekisui House Reit Inc.	154	218,637
Sekisui House SI Residential Investment Corp.	310	382,944
Sekisui Plastics Co. Ltd.	157,000	517,793
Senshu Ikeda Holdings Inc.	93,400	409,197
Seven & I Holdings Co. Ltd.	109,900	4,614,331
Seven Bank Ltd.	109,000	376,504
Sharp Corp./Japan[a,b]	310,000	278,285
Shikoku Electric Power Co. Inc.	31,000	325,774
Shimachu Co. Ltd.	15,400	348,767
Shimano Inc.	15,700	2,489,389
Shimizu Corp.	157,000	1,608,528
Shin-Etsu Chemical Co. Ltd.	62,800	4,328,626
Shin-Etsu Polymer Co. Ltd.	46,600	298,738
Shinko Electric Industries Co. Ltd.	31,000	172,415
Shinko Plantech Co. Ltd.	31,000	226,257
Shinsei Bank Ltd.	310,000	471,874
Shionogi & Co. Ltd.	47,100	2,458,750
Shiseido Co. Ltd.	62,800	1,777,653
Shizuoka Bank Ltd. (The)	157,000	1,179,587
Showa Aircraft Industry Co. Ltd.	15,400	141,400
Showa Corp.	15,400	90,160
Showa Denko KK	30,800	317,662
Showa Shell Sekiyu KK	31,000	277,982
SKY Perfect JSAT Holdings Inc.	46,600	206,889
SMC Corp./Japan	15,700	4,164,556
Sodick Co. Ltd.	15,400	121,565
SoftBank Group Corp.	141,300	7,862,945
Sohgo Security Services Co. Ltd.	15,700	781,285
Sojitz Corp.	233,800	568,046
Sompo Japan Nipponkoa Holdings Inc.	47,100	1,546,025

Security	Shares	Value
Sony Corp.	187,000	$5,988,525
Sony Financial Holdings Inc.	31,000	395,951
Square Enix Holdings Co. Ltd.	15,700	492,516
Stanley Electric Co. Ltd.	31,100	764,413
Star Micronics Co. Ltd.	15,400	183,174
Start Today Co. Ltd.	15,700	750,646
Sumco Corp.	31,000	235,030
Sumitomo Chemical Co. Ltd.	314,000	1,409,377
Sumitomo Corp.	140,200	1,482,917
Sumitomo Dainippon Pharma Co. Ltd.	46,600	875,754
Sumitomo Electric Industries Ltd.	109,000	1,525,692
Sumitomo Forestry Co. Ltd.	31,000	440,113
Sumitomo Heavy Industries Ltd.	157,000	756,774
Sumitomo Metal Mining Co. Ltd.	157,000	1,904,957
Sumitomo Mitsui Construction Co. Ltd.	171,400	157,209
Sumitomo Mitsui Financial Group Inc.	187,000	6,035,966
Sumitomo Mitsui Trust Holdings Inc.	471,000	1,594,741
Sumitomo Realty & Development Co. Ltd.	39,000	1,021,950
Sumitomo Rubber Industries Ltd.	31,000	442,836
Suntory Beverage & Food Ltd.	15,700	685,539
Suruga Bank Ltd.	46,700	1,078,130
Suzuken Co. Ltd./Aichi Japan	15,700	505,537
Suzuki Motor Corp.	62,800	1,953,519
Sysmex Corp.	15,700	1,099,927
T&D Holdings Inc.	93,400	971,958
Taiheiyo Cement Corp.	157,000	454,984
Taisei Corp.	157,000	1,417,037
Taiyo Nippon Sanso Corp.	31,000	301,576
Taiyo Yuden Co. Ltd.	31,000	281,612
Takara Bio Inc.	15,400	226,000
Takasago Thermal Engineering Co. Ltd.	15,400	204,211
Takeda Pharmaceutical Co. Ltd.	109,000	4,879,660
Takeuchi Manufacturing Co. Ltd.	15,400	210,372
Tatsuta Electric Wire and Cable Co. Ltd.	31,000	101,332
TDK Corp.	15,700	978,904
Teijin Ltd.	157,000	595,921
Temp Holdings Co. Ltd.	31,100	509,811
Terumo Corp.	62,800	2,717,646
THK Co. Ltd.	15,400	308,346
TIS Inc.	15,400	401,811

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2016

Security	Shares	Value
Tobu Railway Co. Ltd.	157,000	$850,222
Tocalo Co. Ltd.	15,400	305,791
Toho Co. Ltd./Tokyo	31,400	920,691
Toho Holdings Co. Ltd.	15,400	347,114
Tohoku Electric Power Co. Inc.	77,800	1,003,577
Tokai Rika Co. Ltd.	15,400	297,677
Tokai Tokyo Financial Holdings Inc.	31,000	146,099
Tokio Marine Holdings Inc.	109,900	4,332,302
Tokyo Broadcasting System Holdings Inc.	15,400	220,590
Tokyo Electric Power Co. Holdings Inc.[a]	233,800	921,649
Tokyo Electron Ltd.	31,400	2,766,362
Tokyo Gas Co. Ltd.	314,000	1,345,036
Tokyo Seimitsu Co. Ltd.	15,400	366,799
Tokyo Steel Manufacturing Co. Ltd.	31,000	219,905
Tokyo Tatemono Co. Ltd.	23,900	300,601
Tokyu Construction Co. Ltd.	31,000	326,379
Tokyu Corp.	157,000	1,297,546
Tokyu Fudosan Holdings Corp.	77,800	467,627
TOKYU REIT Inc.	154	219,689
TOMONY Holdings Inc.	93,400	353,605
Topcon Corp.	15,400	149,364
Toppan Forms Co. Ltd.	15,400	171,604
Toppan Printing Co. Ltd.	157,000	1,397,122
Topre Corp.	15,400	355,078
Topy Industries Ltd.	154,000	345,612
Toray Industries Inc.	157,000	1,441,088
Toshiba Corp.[a,b]	622,000	1,633,823
Tosoh Corp.	157,000	808,860
TOTO Ltd.	15,700	679,412
Towa Bank Ltd. (The)	466,000	413,778
Toyo Construction Co. Ltd.	46,600	240,991
Toyo Seikan Group Holdings Ltd.	31,000	609,201
Toyo Suisan Kaisha Ltd.	15,700	701,625
Toyo Tire & Rubber Co. Ltd.	15,400	157,328
Toyobo Co. Ltd.	154,000	293,018
Toyoda Gosei Co. Ltd.	15,400	339,150
Toyota Boshoku Corp.	15,400	358,685
Toyota Industries Corp.	31,400	1,432,356
Toyota Motor Corp.	381,700	21,951,893
Toyota Tsusho Corp.	31,000	691,477
Trend Micro Inc./Japan	15,700	572,942
TS Tech Co. Ltd.	15,400	356,130
TSI Holdings Co. Ltd.	31,000	180,280

Security	Shares	Value
Tsukuba Bank Ltd.	109,000	$341,406
Tsukui Corp.	15,400	243,882
Tsumura & Co.	15,700	445,792
Ube Industries Ltd.	154,000	271,981
Unicharm Corp.	62,200	1,289,094
United Super Markets Holdings Inc.	15,400	148,914
United Urban Investment Corp.	466	869,842
UNY Group Holdings Co. Ltd.	46,600	378,311
USEN Corp.[a]	93,400	294,367
Ushio Inc.	31,000	387,784
USS Co. Ltd.	31,000	530,253
VT Holdings Co. Ltd.	31,000	165,458
Wacom Co. Ltd.	46,600	190,520
Wakita & Co. Ltd.	15,400	104,134
West Japan Railway Co.	31,400	1,962,404
Yahoo Japan Corp.	249,400	1,107,255
Yakult Honsha Co. Ltd.	15,700	756,774
Yamada Denki Co. Ltd.	124,600	658,957
Yamaha Corp.	31,000	866,312
Yamaha Motor Co. Ltd.	46,600	799,364
Yamato Holdings Co. Ltd.	62,200	1,534,592
Yaskawa Electric Corp.	46,600	645,675
Yokogawa Electric Corp.	46,600	609,754
Yokohama Rubber Co. Ltd. (The)	15,400	209,771
Yoshinoya Holdings Co. Ltd.	15,400	218,937
Zensho Holdings Co. Ltd.	31,000	498,795

		519,153,174
NEW ZEALAND — 0.95%
a2 Milk Co. Ltd.[a]	82,672	117,457
Air New Zealand Ltd.	59,503	94,839
Argosy Property Ltd.	137,801	114,289
Auckland International Airport Ltd.	138,886	739,215
Chorus Ltd.	87,269	281,964
Contact Energy Ltd.	104,822	408,227
Fisher & Paykel Healthcare Corp. Ltd.	99,518	753,610
Fletcher Building Ltd.	90,940	635,528
Freightways Ltd.	27,980	136,008
Goodman Property Trust	156,788	150,390
Infratil Ltd.	89,594	217,753
Kiwi Property Group Ltd.	141,185	158,843
Mercury NZ Ltd.	105,481	238,108
Meridian Energy Ltd.	95,164	192,170
Metlifecare Ltd.	38,752	157,626
New Zealand Refining Co. Ltd. (The)	36,500	64,493

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2016

Security	Shares	Value
Nuplex Industries Ltd.	75,067	$287,475
Orion Health Group Ltd.[a,b]	5,302	18,546
Precinct Properties New Zealand Ltd.	143,081	129,504
Ryman Healthcare Ltd.	55,104	378,732
Sky Network Television Ltd.	60,219	212,373
SKYCITY Entertainment Group Ltd.	94,298	344,799
Spark New Zealand Ltd.	266,146	757,221
Summerset Group Holdings Ltd.	46,812	160,026
Trade Me Group Ltd.	61,614	227,512
Xero Ltd.[a]	9,532	136,046
Z Energy Ltd.	51,231	316,643

		7,429,397
SINGAPORE — 3.88%
AIMS AMP Capital Industrial REIT	155,800	170,520
ARA Asset Management Ltd.	348,450	342,457
Ascendas Hospitality Trust	302,400	167,737
Ascendas India Trust	302,400	228,528
Ascendas REIT	314,458	573,615
Ascott Residence Trust	155,800	131,080
Asian Pay Television Trust	471,000	198,135
Boustead Singapore Ltd.[b]	77,800	46,341
Cache Logistics Trust[b]	155,800	100,340
Cambridge Industrial Trust	302,400	123,833
CapitaLand Commercial Trust	302,400	338,852
CapitaLand Ltd.	302,400	713,728
CapitaLand Mall Trust	302,400	481,823
CapitaLand Retail China Trust	155,800	176,900
CDL Hospitality Trusts	155,800	170,520
City Developments Ltd.	46,600	295,262
ComfortDelGro Corp. Ltd.	302,400	634,925
COSCO Corp. Singapore Ltd.[a,b]	204,100	44,069
DBS Group Holdings Ltd.	257,100	2,949,826
Ezion Holdings Ltd.[a,b]	285,740	63,824
Far East Hospitality Trust	302,400	144,097
First REIT	155,800	150,800
First Resources Ltd.[b]	155,800	187,341
Frasers Centrepoint Trust	155,800	248,241
Frasers Commercial Trust	155,800	155,440
Genting Singapore PLC	922,200	538,997
GL Ltd.	302,400	182,372
Global Logistic Properties Ltd.	379,400	540,951
Golden Agri-Resources Ltd.	1,015,200	272,111
Hutchison Port Holdings Trust	722,200	343,045
Hyflux Ltd.	235,500	101,698

Security	Shares	Value
Indofood Agri Resources Ltd.	155,800	$53,360
Jardine Cycle & Carriage Ltd.	15,700	458,574
Jardine Matheson Holdings Ltd.	31,400	1,862,020
Keppel Corp. Ltd.	155,800	609,002
Keppel REIT	155,800	123,540
Lippo Malls Indonesia Retail Trust	612,400	170,985
Mapletree Commercial Trust[b]	155,800	183,860
Mapletree Greater China Commercial Trust	302,400	242,037
Mapletree Industrial Trust	155,800	209,961
Mapletree Logistics Trust	155,800	122,380
Noble Group Ltd.[a,b]	1,216,800	146,766
OUE Hospitality Trust[b]	302,400	164,360
Oversea-Chinese Banking Corp. Ltd.	421,075	2,696,184
Pacc Offshore Services Holdings Ltd.	233,800	61,797
Raffles Medical Group Ltd.	202,600	237,581
Sabana Shari’ah Compliant Industrial REIT	410,600	162,027
SATS Ltd.	155,800	506,921
SembCorp Industries Ltd.	155,800	321,321
Sembcorp Marine Ltd.[b]	94,200	98,892
SIIC Environment Holdings Ltd.[a]	71,020	30,669
Silverlake Axis Ltd.	171,400	70,826
Singapore Airlines Ltd.	62,200	508,492
Singapore Exchange Ltd.	109,000	611,101
Singapore Post Ltd.[b]	296,200	316,467
Singapore Press Holdings Ltd.	149,400	420,469
Singapore Technologies Engineering Ltd.	296,200	725,559
Singapore Telecommunications Ltd.	1,107,400	3,446,454
SMRT Corp. Ltd.[b]	155,800	189,081
Soilbuild Business Space REIT	565,600	282,147
Starhill Global REIT	302,400	180,121
StarHub Ltd.	93,400	272,599
Suntec REIT[b]	302,400	376,002
Super Group Ltd./Singapore	155,800	93,380
United Overseas Bank Ltd.	155,800	2,111,205
UOL Group Ltd.	15,400	66,159
Wilmar International Ltd.	249,400	573,782
Wing Tai Holdings Ltd.	155,800	201,841
Yangzijiang Shipbuilding Holdings Ltd.	296,200	191,865
Yanlord Land Group Ltd.[b]	155,800	136,880

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2016

Security	Shares	Value
Yoma Strategic Holdings Ltd.[a]	375,133	$161,997

		30,216,072

TOTAL COMMON STOCKS
(Cost: $771,182,941)		776,717,972

SHORT-TERM INVESTMENTS — 1.18%

MONEY MARKET FUNDS — 1.18%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[d,e,f]	8,551,265	8,551,265
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[d,e,f]	472,495	472,495
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[d,e]	153,205	153,205

		9,176,965

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,176,965)		9,176,965

TOTAL INVESTMENTS IN SECURITIES — 100.97%
(Cost: $780,359,906)[g]		785,894,937
Other Assets, Less Liabilities — (0.97)%		(7,519,432)

NET ASSETS — 100.00%		$778,375,505

ADR — American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $788,990,230. Net unrealized depreciation was $3,095,293, of which $65,113,210 represented gross unrealized appreciation on securities and $68,208,503 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$775,084,426	$1,633,540	$6	$776,717,972
Money market funds	9,176,965	—	—	9,176,965

Total	$784,261,391	$1,633,540	$6	$785,894,937

See notes to financial statements.

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.01%

AUSTRALIA — 5.19%
Adelaide Brighton Ltd.	70,565	$316,971
AGL Energy Ltd.	89,088	1,393,499
ALS Ltd.	66,836	259,073
Alumina Ltd.	325,025	327,322
Amcor Ltd./Australia	144,402	1,648,486
AMP Ltd.	356,287	1,573,324
Ansell Ltd.	19,816	291,734
APA Group	141,798	1,046,481
ARB Corp. Ltd.	22,847	315,172
Ardent Leisure Group	95,517	153,907
Aristocrat Leisure Ltd.	75,076	909,560
Asciano Ltd.	65,969	458,779
ASX Ltd.	24,085	909,798
Aurizon Holdings Ltd.	264,845	1,046,736
AusNet Services	222,946	299,927
Australia & New Zealand Banking Group Ltd.	356,668	7,004,849
Automotive Holdings Group Ltd.	76,622	251,000
Aveo Group	90,901	241,813
Bank of Queensland Ltd.	44,858	360,036
Beach Energy Ltd.	246,838	104,123
Bendigo & Adelaide Bank Ltd.	53,160	410,103
BHP Billiton Ltd.	401,127	5,951,190
Blackmores Ltd.[a]	1,935	231,105
BlueScope Steel Ltd.	73,871	474,431
Boral Ltd.	97,094	506,981
Brambles Ltd.	193,059	1,973,579
BT Investment Management Ltd.	28,495	194,702
BWP Trust	115,695	336,787
Cabcharge Australia Ltd.[a]	114,287	343,981
Caltex Australia Ltd.	35,273	888,994
carsales.com Ltd.	40,842	394,543
Challenger Ltd./Australia	72,680	524,784
Charter Hall Group	63,991	271,391
Charter Hall Retail REIT	57,261	209,337
CIMIC Group Ltd.	14,168	314,868
Cleanaway Waste Management Ltd.	249,051	161,844
Coca-Cola Amatil Ltd.	66,035	462,751
Cochlear Ltd.	7,860	792,928
Commonwealth Bank of Australia	208,655	12,266,799
Computershare Ltd.	61,485	414,977
Crown Resorts Ltd.	43,389	432,009

Security	Shares	Value
CSL Ltd.	57,877	$5,190,751
CSR Ltd.	81,154	236,855
Dexus Property Group	125,650	933,038
Domino’s Pizza Enterprises Ltd.	8,666	495,312
Downer EDI Ltd.	78,279	248,098
DUET Group	326,564	667,671
DuluxGroup Ltd.	58,577	295,622
Evolution Mining Ltd.	148,673	318,657
Fairfax Media Ltd.	385,106	307,335
FlexiGroup Ltd./Australia	84,460	128,388
Flight Centre Travel Group Ltd.[a]	7,344	179,678
Fortescue Metals Group Ltd.	204,049	687,037
G8 Education Ltd.	55,682	162,513
Goodman Group	220,534	1,263,831
GPT Group (The)	229,913	980,322
GrainCorp Ltd. Class A	27,164	175,078
GUD Holdings Ltd.	32,149	245,570
GWA Group Ltd.	101,622	162,972
Harvey Norman Holdings Ltd.	76,518	281,482
Healthscope Ltd.	230,705	519,028
Iluka Resources Ltd.	59,539	317,673
Incitec Pivot Ltd.	222,311	484,937
Independence Group NL	73,313	224,001
Insurance Australia Group Ltd.	315,656	1,449,083
Investa Office Fund	80,497	280,212
Invocare Ltd.	25,219	280,807
IOOF Holdings Ltd.	34,187	234,894
Iress Ltd.	24,229	208,092
James Hardie Industries PLC	56,575	937,396
JB Hi-Fi Ltd.	15,668	308,906
Karoon Gas Australia Ltd.[a,b]	168,438	168,988
LendLease Group	68,698	700,189
Macquarie Atlas Roads Group	74,928	331,443
Macquarie Group Ltd.	37,441	2,116,919
Magellan Financial Group Ltd.	19,981	346,861
McMillan Shakespeare Ltd.	16,186	173,461
Medibank Pvt Ltd.	367,236	856,891
Metcash Ltd.[b]	147,930	242,858
Mineral Resources Ltd.	26,958	201,206
Mirvac Group	445,385	744,733
Monadelphous Group Ltd.[a]	30,466	243,829
Myer Holdings Ltd.	150,332	152,537
National Australia Bank Ltd.	321,898	6,493,238
Navitas Ltd.	49,217	222,200
Newcrest Mining Ltd.[b]	99,672	1,893,892

SCHEDULES OF INVESTMENTS	75

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Northern Star Resources Ltd.	70,909	$284,023
Nufarm Ltd./Australia	26,362	165,902
Oil Search Ltd.	169,341	912,537
Orica Ltd.	46,499	500,083
Origin Energy Ltd.	221,908	927,636
Orora Ltd.	204,268	445,579
OZ Minerals Ltd.	44,206	214,696
Perpetual Ltd.	7,554	261,235
Platinum Asset Management Ltd.	45,957	211,673
Premier Investments Ltd.	15,941	196,521
Primary Health Care Ltd.[a]	74,584	231,852
Qantas Airways Ltd.	86,716	208,271
QBE Insurance Group Ltd.	170,221	1,419,260
Qube Holdings Ltd.[a]	111,918	216,911
Ramsay Health Care Ltd.	17,965	1,075,822
REA Group Ltd.	8,569	425,095
Regis Resources Ltd.	73,903	226,365
Rio Tinto Ltd.	53,138	2,001,606
SAI Global Ltd.	119,020	322,042
Sandfire Resources NL	49,663	216,287
Santos Ltd.	200,423	668,735
Scentre Group	678,421	2,732,859
Seek Ltd.	41,684	529,088
Seven West Media Ltd.	178,982	140,797
Shopping Centres Australasia Property Group	158,031	287,066
Sigma Pharmaceuticals Ltd.	242,965	239,142
Sims Metal Management Ltd.	26,744	171,355
Sirtex Medical Ltd.	10,858	259,710
Sonic Healthcare Ltd.	50,976	890,344
South32 Ltd.[b]	676,318	943,255
Southern Cross Media Group Ltd.	190,398	182,337
Spark Infrastructure Group	227,023	452,078
Spotless Group Holdings Ltd.	177,303	161,037
St. Barbara Ltd.[b]	70,608	161,533
Star Entertainment Grp Ltd. (The)	95,544	429,900
Stockland	300,918	1,152,712
Suncorp Group Ltd.	156,977	1,602,338
Super Retail Group Ltd.	25,438	189,475
Sydney Airport	142,908	821,146
Tabcorp Holdings Ltd.	110,104	409,217
Tatts Group Ltd.	184,789	580,054
Telstra Corp. Ltd.	510,093	2,237,007

Security	Shares	Value
TPG Telecom Ltd.	48,131	$469,347
Transurban Group	252,332	2,408,819
Treasury Wine Estates Ltd.	100,424	736,558
Vicinity Centres	419,883	1,104,197
Virtus Health Ltd.	56,386	331,278
Vocus Communications Ltd.	72,460	491,804
Wesfarmers Ltd.	136,614	4,457,571
Western Areas Ltd.	128,745	267,138
Westfield Corp.	239,154	1,941,293
Westpac Banking Corp.	406,919	9,615,477
Woodside Petroleum Ltd.	90,559	1,826,043
Woolworths Ltd.	158,199	2,814,798
WorleyParsons Ltd.	31,189	174,944

		131,909,006
AUSTRIA — 0.19%
ams AG	9,682	322,082
Andritz AG	9,634	491,259
BUWOG AG	10,424	252,833
CA Immobilien Anlagen AG	11,101	208,550
Conwert Immobilien Invest SE	11,772	193,709
Erste Group Bank AG	34,198	906,525
IMMOFINANZ AGb	96,977	211,250
Lenzing AG	1,643	172,227
Oesterreichische Post AG	4,235	147,804
OMV AG	16,796	446,357
Raiffeisen Bank International AGb	14,850	195,951
RHI AG	6,056	125,725
S IMMO AG	17,057	164,990
Schoeller-Bleckmann Oilfield Equipment AGa	2,088	128,046
Semperit AG Holding	3,240	105,071
UNIQA Insurance Group AG	16,022	99,258
Voestalpine AG	14,334	505,234
Wienerberger AG	17,220	265,737

		4,942,608
BELGIUM — 1.02%
Ablynx NVa,b	20,104	276,295
Ackermans & van Haaren NV	3,263	394,988
Ageas	20,592	692,998
AGFA-Gevaert NVb	73,246	264,725
Anheuser-Busch InBev SA/NV	98,834	12,743,091
Barco NV	5,782	445,036
Befimmo SA	5,984	406,448
Bekaert SA	6,218	284,980

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
bpost SA	8,947	$234,367
Cie. d’Entreprises CFE	1,309	120,616
Cofinimmo SA	2,283	285,039
Colruyt SA	8,288	462,384
D’ieteren SA/NV	3,607	158,114
Elia System Operator SA/NV	4,562	243,161
Euronav NV	20,777	178,901
EVS Broadcast Equipment SA	7,647	258,163
Galapagos NVa,b	5,448	296,752
Gimv NV	9,478	514,889
Groupe Bruxelles Lambert SA	5,830	491,889
Ion Beam Applications	5,876	277,027
KBC Group NVb	30,596	1,590,437
Kinepolis Group NV	5,993	267,866
Nyrstar NVa,b	21,344	194,619
Ontex Group NV	9,235	333,615
Orange Belgium SAb	11,018	267,117
Proximus SADP	14,279	445,733
Solvay SA	7,911	821,042
Telenet Group Holding NVa,b	5,954	282,468
Tessenderlo Chemie NVb	6,319	214,884
UCB SA	15,789	1,235,394
Umicore SA	11,770	680,992
Warehouses De Pauw CVA	4,279	441,272

		25,805,302
BRAZIL — 1.03%
Aliansce Shopping Centers SA	43,300	194,103
Ambev SA	572,000	3,326,816
Banco Bradesco SA	101,994	921,682
Banco do Brasil SA	107,500	700,060
Banco Santander Brasil SA Units	44,100	278,047
BB Seguridade Participacoes SA	91,400	852,245
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	219,900	1,298,692
BR Malls Participacoes SAb	74,620	324,575
BRF SA	75,300	1,264,939
CCR SA	113,900	659,989
CETIP SA – Mercados Organizados	28,113	376,330
Cia. de Saneamento Basico do Estado de Sao Paulo	45,800	436,406
Cia. Hering	29,600	169,410
Cia. Siderurgica Nacional SAb	82,400	282,195
Cielo SA	131,060	1,490,055
Cosan SA Industria e Comercio	18,400	193,825

Security	Shares	Value
CPFL Energia SA	33,871	$239,328
Cyrela Brazil Realty SA Empreendimentos e Participacoes	46,200	160,222
Duratex SA	45,119	138,327
EDP – Energias do Brasil SA	40,900	181,952
Embraer SA	81,800	375,292
Engie Brasil Energia SA	18,300	238,969
Equatorial Energia SA	31,628	543,343
Estacio Participacoes SA	39,500	215,683
Even Construtora e Incorporadora SA	190,200	271,849
Fibria Celulose SA	35,100	214,896
Hypermarcas SA	45,000	382,146
Iochpe Maxion SA	36,400	194,815
JBS SA	97,200	327,769
JSL SA	35,700	108,788
Klabin SA Units	71,600	376,341
Kroton Educacional SA	178,908	799,230
Light SA	47,800	215,162
Localiza Rent A Car SA	22,525	280,831
Lojas Renner SA	87,700	739,606
M. Dias Branco SA	5,300	192,659
MRV Engenharia e Participacoes SA	60,600	254,031
Multiplan Empreendimentos Imobiliarios SA	12,900	252,102
Multiplus SA	9,500	125,701
Natura Cosmeticos SA	21,500	221,492
Odontoprev SA	46,400	186,611
Petroleo Brasileiro SAb	371,700	1,611,037
Porto Seguro SA	21,500	186,904
Qualicorp SA	33,400	222,157
Raia Drogasil SA	30,500	625,399
Rumo Logistica Operadora Multimodal SAb	100,900	191,037
Sao Martinho SA	9,100	149,490
Sul America SA	31,595	168,512
TIM Participacoes SA	91,200	234,461
TOTVS SA	22,000	223,920
Ultrapar Participacoes SA	45,000	1,030,751
Vale SA	171,100	979,257
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	15,900	144,420

SCHEDULES OF INVESTMENTS	77

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
WEG SA	74,260	$350,807

		26,124,666
CANADA — 6.80%
Advantage Oil & Gas Ltd.[b]	28,766	182,207
Aecon Group Inc.	13,989	186,549
AGF Management Ltd. Class B	50,115	195,994
Agnico Eagle Mines Ltd.	28,970	1,687,927
Agrium Inc.	16,071	1,460,384
Aimia Inc.	24,276	159,910
Alacer Gold Corp.[b]	61,418	156,836
Alamos Gold Inc. Class A	36,240	338,764
Alaris Royalty Corp.	9,706	173,049
Algonquin Power & Utilities Corp.	31,597	295,847
Alimentation Couche-Tard Inc. Class B	51,939	2,351,106
Allied Properties REIT	6,446	195,844
AltaGas Ltd.	20,051	511,404
Amaya Inc.[a,b]	14,104	218,582
ARC Resources Ltd.	42,934	756,255
Atco Ltd./Canada Class I	11,593	437,477
ATS Automation Tooling Systems Inc.[b]	17,527	134,001
AutoCanada Inc.	9,002	146,691
Avigilon Corp.[a,b]	13,237	134,700
B2Gold Corp.[b]	125,055	392,220
Badger Daylighting Ltd.[a]	8,656	136,207
Bank of Montreal	78,686	5,050,434
Bank of Nova Scotia (The)	146,552	7,452,063
Bankers Petroleum Ltd.[b]	81,715	126,578
Barrick Gold Corp.	150,129	3,282,219
BCE Inc.	16,307	781,931
Birchcliff Energy Ltd.[a,b]	21,014	152,120
Bird Construction Inc.	23,534	243,091
BlackBerry Ltd.[b]	55,384	420,461
Boardwalk REIT[a]	2,876	123,703
Bombardier Inc. Class Bb	245,536	369,043
Bonterra Energy Corp.	8,119	154,093
Brookfield Asset Management Inc. Class A	111,192	3,844,674
CAE Inc.	35,679	476,614
Cameco Corp.	46,196	442,104
Canadian Apartment Properties REIT	10,307	258,060
Canadian Energy Services & Technology Corp.	51,490	138,986

Security	Shares	Value
Canadian Imperial Bank of Commerce/Canada	48,701	$3,704,346
Canadian National Railway Co.	97,526	6,190,121
Canadian Natural Resources Ltd.	140,432	4,258,028
Canadian Pacific Railway Ltd.	18,016	2,702,435
Canadian REIT	5,582	214,240
Canadian Tire Corp. Ltd. Class A	9,145	962,082
Canadian Utilities Ltd. Class A	17,163	528,953
Canadian Western Bank[a]	11,596	224,264
Canfor Corp.[b]	12,337	146,638
Canyon Services Group Inc.	44,677	165,819
Capital Power Corp.	13,078	210,604
CCL Industries Inc. Class B	3,704	663,797
Celestica Inc.[b]	17,496	194,005
Cenovus Energy Inc.	104,111	1,492,147
Centerra Gold Inc.	22,535	133,062
CGI Group Inc. Class Ab	28,464	1,383,638
China Gold International Resources Corp. Ltd.[b]	39,752	75,294
CI Financial Corp.	29,914	612,250
Cineplex Inc.	10,495	409,482
Cogeco Communications Inc.	3,389	167,001
Colliers International Group Inc.	5,435	224,644
Constellation Software Inc./Canada	2,545	1,037,301
Corus Entertainment Inc. Class B	15,062	148,997
Cott Corp.	19,021	283,845
Crescent Point Energy Corp.	62,821	919,637
Crew Energy Inc.[b]	35,900	152,239
Denison Mines Corp.[a,b]	271,720	145,856
Descartes Systems Group Inc. (The)[b]	15,409	311,122
Detour Gold Corp.[b]	24,333	637,037
DH Corp.	13,956	345,141
Dollarama Inc.	14,956	1,107,206
Dominion Diamond Corp.	10,372	95,365
Dorel Industries Inc. Class B	5,987	172,854
Dream Unlimited Corp. Class Aa,b	23,648	154,141
Dundee Corp. Class Ab	24,237	126,384
Eldorado Gold Corp.	69,289	284,265
Element Financial Corp.	49,742	534,782
Empire Co. Ltd. Class A	20,768	331,256
Enbridge Inc.	113,745	4,684,823
Enbridge Inc.ome Fund Holdings Inc.	11,815	294,458

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Encana Corp.	108,195	$871,169
EnerCare Inc.	17,510	236,188
Enerflex Ltd.	15,932	139,522
Enerplus Corp.	31,888	190,245
Ensign Energy Services Inc.	17,810	98,470
Extendicare Inc.	41,424	260,796
Fairfax Financial Holdings Ltd.	2,942	1,579,256
Finning International Inc.	21,891	355,212
First Capital Realty Inc.	13,970	248,429
First Majestic Silver Corp.[a,b]	22,048	382,782
First Quantum Minerals Ltd.	86,007	744,618
FirstService Corp.	6,059	298,989
Fortis Inc./Canada	36,346	1,205,448
Fortuna Silver Mines Inc.[b]	40,908	356,990
Franco-Nevada Corp.	23,211	1,791,842
Freehold Royalties Ltd.	14,765	126,132
Genworth MI Canada Inc.	6,721	179,718
George Weston Ltd.	5,788	514,686
Gibson Energy Inc.	19,308	220,612
Gildan Activewear Inc.	29,277	860,091
Goldcorp Inc.	105,238	1,882,752
Great-West Lifeco Inc.	35,117	913,169
H&R REIT	15,329	273,302
Home Capital Group Inc.[a]	8,537	181,863
HudBay Minerals Inc.	33,828	168,874
Hudson’s Bay Co.[a]	10,650	134,018
Husky Energy Inc.	43,082	507,450
IAMGOLD Corp.[b]	54,745	282,950
IGM Financial Inc.	8,052	224,324
Imperial Oil Ltd.	36,130	1,112,950
Industrial Alliance Insurance & Financial Services Inc.	12,829	418,107
Innergex Renewable Energy Inc.	23,140	277,527
Intact Financial Corp.	17,515	1,257,029
Inter Pipeline Ltd.	42,502	889,118
Interfor Corp.[b]	16,936	187,666
Intertain Group Ltd. (The)[b]	11,539	91,583
Ivanhoe Mines Ltd. Class Ab	121,113	132,811
Jean Coutu Group PJC Inc. (The) Class A	10,934	158,554
Keyera Corp.	23,334	670,648
Killam Apartment REIT	50,873	509,881
Kinross Gold Corp.[b]	159,046	823,251
Labrador Iron Ore Royalty Corp.[a]	14,365	164,795
Laurentian Bank of Canada	3,764	139,730

Security	Shares	Value
Linamar Corp.	6,510	$258,743
Loblaw Companies Ltd.	26,837	1,498,822
Lucara Diamond Corp.	47,332	146,274
Lundin Mining Corp.[b]	81,721	342,162
MacDonald Dettwiler & Associates Ltd.	4,785	314,242
Magna International Inc. Class A	49,025	1,890,999
Major Drilling Group International Inc.	33,166	189,476
Manitoba Telecom Services Inc.	4,895	144,780
Manulife Financial Corp.	237,085	3,236,159
Maple Leaf Foods Inc.	12,864	293,177
Martinrea International Inc.	33,707	225,136
Medical Facilities Corp.	26,165	433,391
Methanex Corp.	11,493	322,744
Metro Inc.	32,238	1,173,527
Morguard REIT	13,339	160,594
Morneau Shepell Inc.	24,424	348,366
Mullen Group Ltd.	15,668	188,634
National Bank of Canada	40,942	1,403,717
New Flyer Industries Inc.	6,992	222,245
New Gold Inc.[b]	67,086	348,793
Norbord Inc.	6,833	172,390
North West Co. Inc. (The)	13,564	317,244
Northland Power Inc.	20,737	390,076
Northview Apartment Real Estate Investment Trust	11,443	198,139
NOVAGOLD Resources Inc.[a,b]	39,625	275,906
NuVista Energy Ltd.[b]	30,745	149,240
OceanaGold Corp.	88,305	319,619
Onex Corp.	11,095	689,582
Open Text Corp.	15,807	964,384
Osisko Gold Royalties Ltd.	15,019	199,708
Painted Pony Petroleum Ltd.[b]	23,367	154,639
Pan American Silver Corp.	24,537	479,432
Parex Resources Inc.[b]	23,855	231,590
Parkland Fuel Corp.	14,751	262,092
Pason Systems Inc.	12,936	173,498
Pembina Pipeline Corp.	48,189	1,407,183
Pengrowth Energy Corp.	75,736	113,251
Peyto Exploration & Development Corp.	21,919	623,592
Poseidon Concepts Corp.[b]	293	—
Potash Corp. of Saskatchewan Inc.	104,548	1,631,496

SCHEDULES OF INVESTMENTS	79

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Power Corp. of Canada	40,633	$886,164
Power Financial Corp.	26,318	609,287
PrairieSky Royalty Ltd.	24,875	484,701
Precision Drilling Corp.	41,197	175,965
Premier Gold Mines Ltd.[b]	78,829	299,829
Pretium Resources Inc.[a,b]	24,237	288,268
ProMetic Life Sciences Inc.[a,b]	88,453	208,236
Quebecor Inc. Class B	13,027	401,784
Raging River Exploration Inc.[b]	32,347	256,732
Restaurant Brands International Inc.	27,786	1,244,782
RioCan REIT	19,926	442,817
Ritchie Bros Auctioneers Inc.	15,982	530,670
Rogers Communications Inc. Class B	46,778	2,068,699
Royal Bank of Canada	180,042	10,988,492
Russel Metals Inc.	10,639	192,539
Saputo Inc.	33,986	1,022,408
Secure Energy Services Inc.	21,919	131,946
SEMAFO Inc.[b]	54,816	295,507
Seven Generations Energy Ltd. Class Ab	25,103	527,451
Shaw Communications Inc. Class B	49,782	1,010,872
ShawCor Ltd.	10,835	247,434
Sierra Wireless Inc.[a,b]	6,651	118,326
Silver Standard Resources Inc.[b]	20,215	282,441
Silver Wheaton Corp.	58,000	1,621,180
Smart REIT	8,421	248,681
SNC-Lavalin Group Inc.	19,027	820,727
Stantec Inc.	14,122	359,859
Stella-Jones Inc.	7,275	259,692
Sun Life Financial Inc.	73,612	2,428,425
Suncor Energy Inc.	208,848	5,627,789
Superior Plus Corp.	21,911	191,714
Surge Energy Inc.	68,586	122,019
Tahoe Resources Inc.	39,354	611,714
Teck Resources Ltd. Class Ba	71,497	1,140,947
TELUS Corp.	6,490	217,437
Thomson Reuters Corp.	40,975	1,728,488
TMX Group Ltd.	6,010	268,458
TORC Oil & Gas Ltd.	24,936	135,001
Torex Gold Resources Inc.[b]	12,336	256,170
Toromont Industries Ltd.	11,880	357,115
Toronto-Dominion Bank (The)	221,361	9,657,013

Security	Shares	Value
Total Energy Services Inc.	21,027	$206,392
Tourmaline Oil Corp.[b]	26,444	678,311
TransAlta Corp.	39,268	187,600
TransCanada Corp.	88,380	4,103,006
Transcontinental Inc. Class A	9,791	141,228
TransForce Inc.	13,616	267,193
Turquoise Hill Resources Ltd.[b]	121,569	433,492
Valeant Pharmaceuticals International Inc.[a,b]	41,807	932,286
Valener Inc.	27,508	475,887
Veresen Inc.	38,151	323,276
Vermilion Energy Inc.	13,328	444,590
Wajax Corp.	14,317	154,912
West Fraser Timber Co. Ltd.	8,899	306,130
Westshore Terminals Investment Corp.	12,294	179,312
Whitecap Resources Inc.	37,867	281,378
WSP Global Inc.	10,788	323,793
Yamana Gold Inc.	123,262	706,083

		172,868,924
CHILE — 0.25%
AES Gener SA	242,374	117,265
Aguas Andinas SA Series A	377,712	228,436
Banco de Chile	2,397,177	265,779
Banco de Credito e Inversiones	3,501	155,655
Banco Santander Chile	6,472,092	332,625
Cencosud SA	177,646	505,768
Cia. Cervecerias Unidas SA	16,572	189,832
Colbun SA	1,160,374	285,004
Empresa Nacional de Electricidad SA/Chile	444,592	405,572
Empresa Nacional de Telecomunicaciones SAb	20,293	199,869
Empresas CMPC SA	146,483	307,244
Empresas COPEC SA	52,882	477,414
Endesa Americas SA	522,871	244,184
Enersis Americas SA	2,770,395	483,663
Enersis Chile SA	2,670,574	310,865
Engie Energia Chile SA	107,129	199,144
Inversiones Aguas Metropolitanas SA	95,104	162,794
Itau CorpBanca	17,116,742	148,734
LATAM Airlines Group SAb	36,884	322,073
Parque Arauco SA	102,232	225,193
SACI Falabella	85,485	627,460

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
SONDA SA	92,095	$169,255
Vina Concha y Toro SA	68,132	117,614

		6,481,442
CHINA — 5.55%
21Vianet Group Inc. ADR[b]	12,778	122,413
58.com Inc. ADR[b]	10,478	544,961
AAC Technologies Holdings Inc.	102,000	951,656
Agile Property Holdings Ltd.[a]	318,250	182,093
Agricultural Bank of China Ltd. Class H	3,028,000	1,112,095
Air China Ltd. Class H	256,000	195,630
Ajisen (China) Holdings Ltd.	424,000	182,496
Alibaba Group Holding Ltd. ADR[b]	125,300	10,334,744
Alibaba Health Information Technology Ltd.[b]	476,000	330,626
Alibaba Pictures Group Ltd.[a,b]	1,530,000	327,296
Aluminum Corp. of China Ltd. Class Ha,b	532,000	171,393
Anhui Conch Cement Co. Ltd. Class H	166,000	435,325
ANTA Sports Products Ltd.	148,000	329,569
Anxin-China Holdings Ltd.[b]	1,004,000	28,322
AVIC International Holding HK Ltd.[a,b]	1,492,000	101,903
AviChina Industry & Technology Co. Ltd. Class H	293,000	214,465
Baidu Inc.[b]	34,564	5,516,414
Bank of China Ltd. Class H	9,844,000	4,046,722
Bank of Communications Co. Ltd. Class H	1,061,000	715,086
Beijing Capital International Airport Co. Ltd. Class H	222,000	256,045
Beijing Enterprises Holdings Ltd.	68,000	382,941
Beijing Enterprises Water Group Ltd.	628,000	381,173
Belle International Holdings Ltd.	832,000	550,024
Biostime International Holdings Ltd.[a,b]	42,000	136,122
Bosideng International Holdings Ltd.	1,622,000	135,864
Brilliance China Automotive Holdings Ltd.	410,000	454,913
Byd Co. Ltd. Class Ha,b	85,000	538,921
BYD Electronic International Co. Ltd.[b]	172,500	131,154

Security	Shares	Value
CGN Power Co. Ltd. Class Hc	1,495,000	$441,182
China Agri-Industries Holdings Ltd.[b]	459,100	159,739
China BlueChemical Ltd. Class H	624,000	124,640
China Cinda Asset Management Co. Ltd. Class H	1,163,000	377,678
China CITIC Bank Corp. Ltd. Class H	1,044,000	659,231
China Coal Energy Co. Ltd. Class Hb	347,000	182,892
China Communications Construction Co. Ltd. Class H	553,000	604,313
China Communications Services Corp. Ltd. Class H	474,000	257,159
China Conch Venture Holdings Ltd.	189,000	361,440
China Construction Bank Corp. Class H	10,629,000	7,122,572
China COSCO Holdings Co. Ltd. Class Ha,b	345,500	120,659
China Everbright Bank Co. Ltd. Class H	392,000	170,238
China Everbright International Ltd.	363,000	392,005
China Everbright Ltd.	140,000	267,012
China Evergrande Group[a]	528,000	332,724
China Galaxy Securities Co. Ltd. Class H	397,000	343,284
China Gas Holdings Ltd.	236,000	372,858
China High Speed Transmission Equipment Group Co. Ltd.	184,000	142,269
China Huishan Dairy Holdings Co. Ltd.[a]	595,000	233,861
China Innovationpay Group Ltd.[b]	2,416,000	126,094
China Jinmao Holdings Group Ltd.	556,000	154,764
China Life Insurance Co. Ltd. Class H	962,000	2,191,787
China Longyuan Power Group Corp. Ltd.	457,000	366,309
China Lumena New Materials Corp.[a,b]	152,000	1,526
China Medical System Holdings Ltd.	191,000	280,595
China Mengniu Dairy Co. Ltd.	360,000	601,241

SCHEDULES OF INVESTMENTS	81

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
China Merchants Bank Co. Ltd. Class H	500,677	$1,071,043
China Merchants Holdings International Co. Ltd.	162,000	474,939
China Metal Recycling Holdings Ltd.[b]	3,000	—
China Minsheng Banking Corp. Ltd. Class H	836,000	871,557
China Mobile Ltd.	774,000	9,540,409
China Modern Dairy Holdings Ltd.[a]	1,038,000	136,439
China National Building Material Co. Ltd. Class H	428,000	196,352
China Oil and Gas Group Ltd.[b]	2,772,000	207,187
China Oilfield Services Ltd. Class H	226,000	176,200
China Overseas Land & Investment Ltd.	502,000	1,649,624
China Pacific Insurance Group Co. Ltd. Class H	346,200	1,222,415
China Petroleum & Chemical Corp. Class H	3,222,200	2,287,943
China Power International Development Ltd.	487,000	198,316
China Railway Construction Corp. Ltd. Class H	259,000	310,401
China Railway Group Ltd. Class Hb	510,000	383,817
China Resources Beer Holdings Co. Ltd.	242,000	468,410
China Resources Gas Group Ltd.	122,000	357,670
China Resources Land Ltd.	352,666	876,217
China Resources Power Holdings Co. Ltd.	258,000	410,941
China Shanshui Cement Group Ltd.[a,b]	163,000	19,787
China Shenhua Energy Co. Ltd. Class H	447,500	854,638
China Shineway Pharmaceutical Group Ltd.	212,000	223,749
China Shipping Container Lines Co. Ltd. Class Hb	485,000	101,251
China Southern Airlines Co. Ltd. Class H	252,000	166,269
China State Construction International Holdings Ltd.	248,000	331,734

Security	Shares	Value
China Taiping Insurance Holdings Co. Ltd.[b]	250,968	$491,590
China Telecom Corp. Ltd. Class H	1,764,000	868,366
China Traditional Chinese Medicine Holdings Co. Ltd.[a,b]	430,000	175,658
China Travel International Investment Hong Kong Ltd.	462,000	130,980
China Unicom Hong Kong Ltd.	788,000	839,794
China Vanke Co. Ltd. Class H	175,400	396,461
China Yurun Food Group Ltd.[a,b]	715,000	105,039
China ZhengTong Auto Services Holdings Ltd.	359,500	146,395
Chongqing Changan Automobile Co. Ltd. Class B	119,498	198,189
Chongqing Rural Commercial Bank Co. Ltd. Class H	376,000	197,207
CITIC Ltd.	531,000	801,979
CITIC Resources Holdings Ltd.[a,b]	860,000	91,985
CITIC Securities Co. Ltd. Class H	291,500	619,817
CNOOC Ltd.	2,235,000	2,672,801
Coolpad Group Ltd.[b]	536,000	93,939
COSCO Pacific Ltd.	206,000	212,372
Country Garden Holdings Co. Ltd.	789,866	321,649
CRRC Corp. Ltd. Class H	526,000	481,944
CSPC Pharmaceutical Group Ltd.	564,000	487,689
Ctrip.com International Ltd.[a,b]	42,910	1,873,880
Dah Chong Hong Holdings Ltd.	349,000	171,803
Dalian Wanda Commercial Properties Co. Ltd. Class Hc	77,400	490,236
Daphne International Holdings Ltd.[a,b]	804,000	103,609
Digital China Holdings Ltd.	278,000	216,025
Dongfeng Motor Group Co. Ltd. Class H	344,000	424,240
Dongyue Group Ltd.	897,000	142,527
ENN Energy Holdings Ltd.	104,000	495,209
Far East Horizon Ltd.	314,000	246,831
FDG Electric Vehicles Ltd.[b]	2,620,000	141,805
Fosun International Ltd.	338,000	441,668
GCL-Poly Energy Holdings Ltd.	1,914,000	261,450
Geely Automobile Holdings Ltd.	740,000	486,343
GF Securities Co. Ltd. Class H	176,800	386,411

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Glorious Property Holdings Ltd.[b]	872,000	$80,908
Golden Eagle Retail Group Ltd.[a]	131,000	147,038
GOME Electrical Appliances Holding Ltd.	1,961,000	237,545
Great Wall Motor Co. Ltd. Class H	407,500	422,731
Guangdong Investment Ltd.	396,000	607,272
Guangzhou Automobile Group Co. Ltd. Class H	310,000	397,889
Guangzhou R&F Properties Co. Ltd. Class H	149,200	225,724
Haier Electronics Group Co. Ltd.	177,000	296,522
Haitian International Holdings Ltd.	115,000	192,656
Haitong Securities Co. Ltd. Class H	373,600	606,622
Hanergy Thin Film Power Group Ltd.[b]	18,386	—
Harbin Electric Co. Ltd. Class H	416,000	191,383
Hengan International Group Co. Ltd.	94,000	789,799
Hengdeli Holdings Ltd.[b]	1,285,200	134,152
Hopewell Highway Infrastructure Ltd.	348,275	178,178
Hopson Development Holdings Ltd.	102,000	93,062
Huabao International Holdings Ltd.[b]	395,000	141,509
Huadian Power International Corp. Ltd. Class H	256,000	121,073
Huaneng Power International Inc. Class H	608,000	372,167
Huaneng Renewables Corp. Ltd. Class H	668,000	213,486
Huatai Securities Co. Ltd. Class Hc	195,000	397,039
iKang Healthcare Group Inc. ADR[b]	10,539	194,550
Industrial & Commercial Bank of China Ltd. Class H	9,183,000	5,195,055
Inner Mongolia Yitai Coal Co. Ltd. Class B	172,800	126,144
Intime Retail Group Co. Ltd.	223,000	175,585
JD.com Inc. ADR[b]	88,258	1,910,786
Jiangsu Expressway Co. Ltd. Class H	174,000	245,754

Security	Shares	Value
Jiangxi Copper Co. Ltd. Class H	184,000	$210,795
Ju Teng International Holdings Ltd.	680,000	216,445
K Wah International Holdings Ltd.	348,000	175,795
Kingboard Chemical Holdings Ltd.	104,500	225,431
Kingboard Laminates Holdings Ltd.	246,500	156,922
Kingdee International Software Group Co. Ltd.[a,b]	486,000	153,442
Kingsoft Corp. Ltd.[a]	124,000	210,929
Kunlun Energy Co. Ltd.	424,000	320,188
KWG Property Holding Ltd.	167,000	103,300
Lee & Man Paper Manufacturing Ltd.	236,000	181,867
Lenovo Group Ltd.	974,000	630,092
Li Ning Co. Ltd.[a,b]	362,500	189,660
Longfor Properties Co. Ltd.	201,500	275,247
Lonking Holdings Ltd.	1,287,000	190,729
Luye Pharma Group Ltd.[b]	271,000	175,662
Minth Group Ltd.	100,000	323,456
MMG Ltd.[a,b]	604,000	144,774
Netease Inc.	10,361	2,116,441
New China Life Insurance Co. Ltd. Class H	117,000	413,875
New Oriental Education & Technology Group Inc. ADR	18,786	827,711
Nine Dragons Paper (Holdings) Ltd.	245,000	194,486
Parkson Retail Group Ltd.	1,957,500	171,535
PAX Global Technology Ltd.[a]	172,000	142,078
People’s Insurance Co. Group of China Ltd. (The) Class H	1,062,000	407,832
PetroChina Co. Ltd. Class H	2,688,000	1,822,032
Phoenix Satellite Television Holdings Ltd.	734,000	161,746
PICC Property & Casualty Co. Ltd. Class H	609,680	944,382
Ping An Insurance Group Co. of China Ltd. Class H	668,500	3,118,538
Poly Property Group Co. Ltd.[a,b]	555,000	149,479
Qinqin Foodstuffs Group Cayman Co. Ltd.[b]	501,300	185,405
Qunar Cayman Islands Ltd. ADR[a,b]	6,268	188,479

SCHEDULES OF INVESTMENTS	83

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Sany Heavy Equipment International Holdings Co. Ltd.[a,b]	463,000	$74,582
Semiconductor Manufacturing International Corp.[b]	4,341,000	352,429
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	328,000	183,022
Shanghai Electric Group Co. Ltd. Class Hb	398,000	165,151
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	61,500	150,739
Shanghai Industrial Holdings Ltd.	65,000	151,947
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	128,380	189,232
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	110,900	262,960
Shenzhen International Holdings Ltd.	188,000	273,280
Shenzhen Investment Ltd.	466,000	189,764
Shenzhou International Group Holdings Ltd.	81,000	426,923
Shimao Property Holdings Ltd.	156,000	203,445
Shougang Fushan Resources Group Ltd.	786,000	139,779
Shui On Land Ltd.	597,500	160,926
Sina Corp.[b]	7,889	425,059
Sino Biopharmaceutical Ltd.	648,000	432,559
Sino-Ocean Group Holding Ltd.	424,500	179,429
Sinofert Holdings Ltd.	908,000	107,650
Sinopec Engineering Group Co. Ltd. Class H	183,500	159,854
Sinopec Kantons Holdings Ltd.	268,000	138,836
Sinopec Shanghai Petrochemical Co. Ltd. Class H	473,000	230,406
Sinopharm Group Co. Ltd. Class H	155,200	751,005
Sinotrans Ltd. Class H	346,000	158,287
Skyworth Digital Holdings Ltd.	356,000	265,625
SOHO China Ltd.	346,000	159,625
Sohu.com Inc.[b]	5,576	215,680
SouFun Holdings Ltd. ADR[b]	44,785	229,299
Sun Art Retail Group Ltd.	341,000	236,856
Sunac China Holdings Ltd.	301,000	188,902

Security	Shares	Value
Sunny Optical Technology Group Co. Ltd.	105,000	$418,108
TAL Education Group Class A ADR[a,b]	7,075	425,986
Tech Pro Technology Development Ltd.[a,b]	822,000	14,300
Tencent Holdings Ltd.	711,600	17,102,352
Tianneng Power International Ltd.	182,000	125,009
Tingyi Cayman Islands Holding Corp.	296,000	255,950
Tong Ren Tang Technologies Co. Ltd. Class H	117,000	184,548
Towngas China Co. Ltd.	253,000	153,562
TravelSky Technology Ltd. Class H	145,000	277,669
Tsingtao Brewery Co. Ltd. Class H	56,000	197,372
Vipshop Holdings Ltd. ADR[b]	51,498	732,816
Want Want China Holdings Ltd.[a]	804,000	492,142
Weichai Power Co. Ltd. Class H	149,000	178,571
West China Cement Ltd.[b]	772,000	72,624
Xinyi Solar Holdings Ltd.[a]	446,000	170,700
Yanzhou Coal Mining Co. Ltd. Class Ha	302,000	185,638
Yingde Gases Group Co. Ltd.	434,500	154,540
Yuexiu Property Co. Ltd.	1,702,080	219,342
Yuexiu REIT	483,000	289,428
YY Inc. ADR[b]	5,117	200,535
Zhejiang Expressway Co. Ltd. Class H	216,000	222,960
Zhongsheng Group Holdings Ltd.[a]	196,500	121,041
Zhuzhou CRRC Times Electric Co. Ltd. Class H	75,500	416,420
Zijin Mining Group Co. Ltd. Class H	766,000	278,368
ZTE Corp. Class H	126,640	170,378

		141,238,629
COLOMBIA — 0.07%
Almacenes Exito SA	27,601	125,463
Cementos Argos SA	72,132	269,334
Corp. Financiera Colombiana SA	18,248	227,397
Ecopetrol SAb	696,756	294,096
Grupo Argos SA/Colombia	36,485	219,155

84	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Grupo de Inversiones Suramericana SA	38,619	$480,498
Interconexion Electrica SA ESP	69,612	205,453

		1,821,396
CZECH REPUBLIC — 0.03%
CEZ AS	22,339	421,622
Komercni Banka AS	10,865	427,104

		848,726
DENMARK — 1.35%
ALK-Abello A/S	1,337	191,159
Ambu A/S Class Ba	5,169	219,926
AP Moeller – Maersk A/S Class A	614	802,642
AP Moeller – Maersk A/S Class B	661	897,373
Bang & Olufsen A/Sa,b	17,840	195,795
Bavarian Nordic A/Sa,b	6,816	259,771
Carlsberg A/S Class B	9,837	976,830
Chr Hansen Holding A/S	13,511	850,297
Coloplast A/S Class B	15,802	1,240,127
D/S Norden A/Sb	12,052	180,469
Danske Bank A/S	86,739	2,357,743
Dfds A/S	5,639	257,811
DSV A/S	25,802	1,149,005
FLSmidth & Co. A/S	5,907	237,561
Genmab A/Sb	6,757	1,225,138
GN Store Nord A/S	23,444	443,048
ISS A/S	21,882	844,165
Jyske Bank A/S Registered	9,932	413,171
NKT Holding A/S	4,647	239,845
Novo Nordisk A/S Class B	231,354	13,186,042
Novozymes A/S Class B	30,063	1,475,704
Pandora A/S	15,105	1,966,628
Rockwool International A/S Class B	1,224	231,865
Royal Unibrew A/S	5,030	231,405
SimCorp A/S	7,592	393,100
Solar A/S Class Ba	5,692	290,956
Sydbank A/S	13,085	351,546
TDC A/S	84,757	446,247
Topdanmark A/Sb	13,604	337,674
Tryg A/S	17,516	326,806
Vestas Wind Systems A/S	23,851	1,665,262
William Demant Holding A/Sb	19,484	397,797

		34,282,908

Security	Shares	Value
EGYPT — 0.04%
Arabian Cement Co.	24,212	$18,977
Commercial International Bank Egypt SAE	100,903	538,266
Egyptian Financial Group-Hermes Holding Co.[b]	159,316	231,799
Global Telecom Holding SAE[b]	261,958	123,900
Talaat Moustafa Group	277,600	171,312

		1,084,254
FINLAND — 0.74%
Amer Sports OYJ	15,322	434,857
Cargotec OYJ Class B	5,255	235,585
Caverion Corp.[a]	17,851	117,775
Elisa OYJ	17,456	633,235
Fortum OYJ	53,258	884,403
Huhtamaki OYJ	12,326	541,556
Kemira OYJ	17,518	230,373
Kesko OYJ Class B	7,865	350,570
Kone OYJ Class B	41,680	2,110,907
Konecranes OYJ	7,634	229,979
Metsa Board OYJ	34,645	202,426
Metso OYJ	13,369	370,907
Neste OYJ	16,882	639,408
Nokia OYJ	721,970	4,149,745
Nokian Renkaat OYJ	14,364	533,759
Orion OYJ Class B	12,944	530,206
Outokumpu OYJ[a,b]	41,704	239,940
Outotec OYJ[a,b]	28,265	136,733
Ramirent OYJ	20,673	175,231
Sampo OYJ Class A	54,257	2,249,145
Sponda OYJ	32,164	147,466
Stora Enso OYJ Class R	63,130	573,233
Tieto OYJ	9,207	265,012
UPM-Kymmene OYJ	65,734	1,354,736
Uponor OYJ	10,620	197,376
Valmet OYJ	18,153	237,099
Wartsila OYJ Abp	18,468	801,705
YIT OYJ	22,035	149,692

		18,723,059
FRANCE — 6.25%
ABC Arbitrage	66,978	454,632
Accor SA	22,110	925,315
Aeroports de Paris	2,880	306,340
Air France-KLM[a,b]	32,262	187,240
Air Liquide SA	42,429	4,525,898

SCHEDULES OF INVESTMENTS	85

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Airbus Group SE	74,161	$4,364,636
Alstom SAb	19,743	486,039
Alten SA	5,784	401,143
Altran Technologies SA	24,312	352,886
ANF Immobilier	6,977	170,865
APERAM SA	6,448	269,852
ArcelorMittal[b]	232,632	1,495,550
Arkema SA	8,486	724,711
Assystem	8,692	239,011
Atos SE	11,581	1,135,367
AXA SA	238,051	4,852,838
BNP Paribas SA	129,247	6,410,651
Bollore SA	99,115	358,885
Bonduelle SCA	6,716	173,560
Bouygues SA	24,251	717,561
Bureau Veritas SA	31,041	674,447
Capgemini SA	20,640	1,983,785
Carrefour SA	64,727	1,621,696
Casino Guichard Perrachon SAa	6,570	355,958
Cegid Group SA	4,169	285,547
Christian Dior SE	6,510	1,177,509
Cie. de Saint-Gobain	56,045	2,375,282
Cie. Generale des Etablissements Michelin Class B	22,217	2,271,751
CNP Assurances	18,136	277,134
Coface SAb	20,467	104,228
Credit Agricole SA	118,696	1,051,236
Danone SA	71,782	5,529,015
Dassault Systemes	16,528	1,365,298
DBV Technologies SAa,b	2,893	199,703
Edenred	25,695	582,858
Eiffage SA	6,978	536,311
Electricite de France SAa	28,223	369,414
Elior Participations SCA[c]	15,644	341,569
Elis SA	13,102	236,619
Engie SA	173,998	2,865,093
Essilor International SA	25,517	3,268,615
Etablissements Maurel et Prom[a,b]	41,990	133,823
Euler Hermes Group	2,774	229,519
Eurazeo SA	5,065	323,807
Eurofins Scientific SE	1,378	516,911
Eutelsat Communications SA	23,426	465,767
Faiveley Transport SA	2,141	221,509
Faurecia	9,933	391,987

Security	Shares	Value
Fonciere des Regions	3,758	$353,589
Gaztransport Et Technigaz SA	5,096	145,742
Gecina SA	4,700	711,107
Genfit[a,b]	5,235	140,760
Groupe Eurotunnel SE Registered	60,685	630,700
Groupe Fnac SAb	4,468	275,249
Guerbet	2,378	160,270
Hermes International	3,398	1,462,169
ICADE	3,592	276,915
Iliad SA	3,483	677,123
Imerys SA	3,883	275,467
Ingenico Group SA	7,003	767,684
Ipsen SA	5,547	361,941
IPSOS	6,796	223,961
Jacquet Metal Service	13,372	205,607
JCDecaux SA	10,120	346,461
Kering	9,231	1,753,805
Klepierre	25,632	1,227,493
Korian SA	6,915	244,933
L’Oreal SA	31,040	5,909,462
Lagardere SCA	14,476	369,810
Legrand SA	32,517	1,794,472
LVMH Moet Hennessy Louis Vuitton SE	34,453	5,910,055
Marie Brizard Wine & Spirits SAa,b	7,975	143,224
Mercialys SA	8,184	191,272
Mersen	11,732	192,985
Metropole Television SA	11,208	203,980
Natixis SA	106,289	437,991
Naturex[b]	2,482	208,162
Neopost SA	5,992	166,442
Nexans SAb	4,250	214,507
Nexity SA	6,694	355,939
Orange SA	243,644	3,729,909
Orpea	5,833	515,624
Pernod Ricard SA	25,669	2,933,587
Peugeot SAb	61,645	931,306
Plastic Omnium SA	9,321	295,759
Publicis Groupe SA	23,759	1,769,463
Rallye SAa	6,183	107,446
Remy Cointreau SA	2,965	259,347
Renault SA	23,525	2,058,510
Rexel SA	36,654	544,940

86	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Rubis SCA	4,738	$382,482
Safran SA	38,964	2,649,148
Sanofi	146,147	12,445,115
Sartorius Stedim Biotech	4,561	323,770
Schneider Electric SE	68,326	4,471,255
SCOR SE	19,428	567,793
SEB SA	2,985	397,553
Seche Environnement SA	2,379	83,268
SES SA	46,980	1,029,431
SFR Group SA	14,297	337,819
Societe BIC SA	3,670	542,546
Societe Generale SA	92,670	3,166,362
Sodexo SA	11,632	1,362,535
Sopra Steria Group	2,487	292,014
STMicroelectronics NV	82,736	603,875
Suez	39,900	647,633
Technicolor SA Registered	48,272	303,693
Technip SA	12,914	720,971
Teleperformance	7,400	688,402
Television Francaise 1	20,511	198,331
Thales SA	13,897	1,266,381
Total SA	270,623	12,940,215
Ubisoft Entertainment SAb	13,094	537,741
Unibail-Rodamco SE	11,946	3,288,224
Valeo SA	30,060	1,542,911
Vallourec SAb	40,776	148,512
Veolia Environnement SA	55,395	1,230,237
Vicat SA	3,857	230,319
Vilmorin & Cie SA	1,769	117,227
Vinci SA	61,386	4,660,304
Virbac SAb	658	129,650
Vivendi SA	143,258	2,817,088
Wendel SA	3,425	365,651
Zodiac Aerospace	25,477	574,067

		158,857,062
GERMANY — 5.61%
Aareal Bank AG	6,777	222,501
adidas AG	23,970	3,933,555
Allianz SE Registered	55,880	8,017,190
Alstria office REIT AG	15,735	219,066
AURELIUS Equity Opportunities SE & Co KGaA	4,789	291,810
Aurubis AG	4,528	235,247
Axel Springer SE	5,489	300,827
BASF SE	112,622	8,848,517

Security	Shares	Value
Bayer AG Registered	103,332	$11,118,323
Bayerische Motoren Werke AG	40,798	3,515,205
BayWa AGa	3,413	108,009
Bechtle AG	3,013	348,384
Beiersdorf AG	12,384	1,163,128
Bertrandt AGa	1,551	169,573
Bilfinger SEb	5,562	169,332
Brenntag AG	19,270	956,977
Carl Zeiss Meditec AG Bearer	6,227	232,576
comdirect bank AG	13,362	138,543
Commerzbank AG	133,955	883,193
Continental AG	13,619	2,855,523
Covestro AGc	9,321	435,482
CTS Eventim AG & Co. KGaA	8,729	303,866
Daimler AG Registered	117,509	7,992,022
Deutsche Bank AG Registered[b]	173,318	2,330,601
Deutsche Boerse AG	24,577	2,064,266
Deutsche Euroshop AG	6,179	293,074
Deutsche Lufthansa AG Registered	31,814	378,173
Deutsche Post AG Registered	118,537	3,537,868
Deutsche Telekom AG Registered	395,154	6,727,641
Deutsche Wohnen AG Bearer	44,120	1,651,563
DEUTZ AG	33,460	154,082
Dialog Semiconductor PLC[a,b]	11,074	362,775
DMG Mori AG	7,598	362,757
Drillisch AGa	6,934	275,459
Duerr AG	3,572	308,087
E.ON SE	248,222	2,662,493
ElringKlinger AG	5,232	95,454
Evonik Industries AG	16,081	501,355
Fraport AG Frankfurt Airport Services Worldwide	4,101	224,253
Freenet AG	16,638	464,485
Fresenius Medical Care AG & Co. KGaA	27,211	2,487,852
Fresenius SE & Co. KGaA	50,555	3,775,849
GEA Group AG	23,165	1,236,540
Gerresheimer AG	4,659	399,966
Gerry Weber International AGa	8,657	105,471
Grand City Properties SA	17,835	396,886
GRENKE AG	1,806	353,423
Hamborner REIT AG	36,924	437,058
Hamburger Hafen und Logistik AG	10,384	165,992

SCHEDULES OF INVESTMENTS	87

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Hannover Rueck SE	7,697	$787,729
HeidelbergCement AG	16,570	1,403,418
Heidelberger Druckmaschinen AGa,b	82,364	236,890
Henkel AG & Co. KGaA	14,147	1,536,111
HOCHTIEF AG	3,364	441,070
HUGO BOSS AG	8,226	487,993
Indus Holding AG	3,936	195,094
Infineon Technologies AG	142,657	2,360,989
K+S AG Registered	24,046	502,429
KION Group AG	8,681	475,960
Kloeckner & Co. SEb	16,770	224,849
Krones AG	2,101	210,111
KUKA AG	3,504	425,925
KWS Saat SEa	614	195,957
Lanxess AG	11,798	557,409
LEG Immobilien AG	8,452	848,646
LEONI AG	5,652	209,235
Linde AG	22,597	3,252,134
MAN SE	3,210	336,631
Merck KGaA	16,216	1,790,869
METRO AG	20,691	665,904
MorphoSys AGa,b	5,223	231,289
MTU Aero Engines AG	6,381	652,190
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	19,990	3,335,191
Nordex SEb	9,860	272,561
NORMA Group SE	5,644	293,386
Osram Licht AG	11,244	584,547
PATRIZIA Immobilien AGb	7,524	189,982
Pfeiffer Vacuum Technology AG	2,028	209,727
ProSiebenSat.1 Media SE Registered	27,896	1,275,552
QIAGEN NVb	29,121	764,453
Rational AG	563	272,417
Rheinmetall AG	5,274	369,311
RHOEN-KLINIKUM AG	7,195	212,007
RTL Group SAb	5,073	432,501
RWE AGb	62,387	1,109,601
Salzgitter AG	6,268	195,557
SAP SE	122,488	10,739,996
SGL Carbon SEa,b	9,042	110,162
Siemens AG Registered	93,820	10,189,273
Software AG	8,840	356,564
STADA Arzneimittel AG	8,994	485,528

Security	Shares	Value
Stroeer SE & Co. KGaA[a]	4,152	$197,373
Suedzucker AG	10,651	266,438
Symrise AG	15,545	1,095,837
TAG Immobilien AG	20,481	291,554
Telefonica Deutschland Holding AG	89,741	366,288
ThyssenKrupp AG	48,839	1,119,592
United Internet AG Registered[d]	17,826	788,188
Volkswagen AG	4,688	695,399
Vonovia SE	58,390	2,314,695
Vossloh AGb	3,790	234,159
Wacker Chemie AG	2,191	204,117
Wincor Nixdorf AGb	4,514	282,121
Wirecard AGa	16,531	768,824
Zalando SEb,c	12,809	485,931

		142,749,936
GREECE — 0.08%
Alpha Bank AEb	166,949	330,443
Eurobank Ergasias SAb	256,706	146,401
FF Group	5,634	138,605
Hellenic Telecommunications Organization SA	32,413	315,339
JUMBO SA	14,483	171,188
Motor Oil Hellas Corinth Refineries SA	8,529	99,668
Mytilineos Holdings SA	22,123	96,482
National Bank of Greece SAb	772,095	174,406
OPAP SA	31,271	250,027
Piraeus Bank SAb	915,844	153,621
Titan Cement Co. SA	8,288	189,439

		2,065,619
HONG KONG — 2.22%
AIA Group Ltd.	1,536,000	9,510,989
ASM Pacific Technology Ltd.	40,500	300,881
Bank of East Asia Ltd. (The)[a]	163,400	674,872
BOC Hong Kong Holdings Ltd.	481,500	1,579,156
Brightoil Petroleum Holdings Ltd.[a]	493,000	144,851
Cafe de Coral Holdings Ltd.[a]	74,000	248,893
Cathay Pacific Airways Ltd.[a]	171,000	277,656
Champion REIT[a]	418,000	241,321
Cheung Kong Infrastructure Holdings Ltd.	91,000	804,464
Cheung Kong Property Holdings Ltd.	339,388	2,422,966

88	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
China LNG Group Ltd.[a]	3,365,000	$103,206
Chow Sang Sang Holdings International Ltd.[a]	78,000	152,583
CK Hutchison Holdings Ltd.	328,888	3,848,353
CLP Holdings Ltd.	215,500	2,243,880
Dah Sing Banking Group Ltd.	106,400	199,090
Dah Sing Financial Holdings Ltd.	27,200	182,269
Esprit Holdings Ltd.[a,b]	260,750	209,005
First Pacific Co. Ltd./Hong Kong	317,000	245,922
G-Resources Group Ltd.	3,090,600	54,165
Galaxy Entertainment Group Ltd.	307,000	1,020,702
Giordano International Ltd.	354,000	185,669
Global Brands Group Holding Ltd.[a,b]	1,044,000	91,485
Great Eagle Holdings Ltd.	46,000	207,772
Guotai Junan International Holdings Ltd.	437,000	146,418
Haitong International Securities Group Ltd.[a]	260,000	156,805
Hang Lung Properties Ltd.	278,000	601,860
Hang Seng Bank Ltd.	98,100	1,750,894
Henderson Land Development Co. Ltd.	141,948	845,108
HK Electric Investments & HK Electric Investments Ltd.[c]	420,500	402,620
HKT Trust & HKT Ltd.	379,600	599,733
Hong Kong & China Gas Co. Ltd.	1,021,716	1,895,980
Hong Kong Exchanges and Clearing Ltd.[a]	142,800	3,524,018
Hongkong Land Holdings Ltd.	155,500	995,200
Hopewell Holdings Ltd.	78,000	258,829
Hysan Development Co. Ltd.	82,000	377,245
Johnson Electric Holdings Ltd.	76,250	191,609
Kerry Logistics Network Ltd.[a]	110,000	157,063
Kerry Properties Ltd.	82,000	224,022
Kowloon Development Co. Ltd.[a]	92,000	85,243
Li & Fung Ltd.[a]	734,000	367,002
Link REIT	295,000	2,201,110
Luk Fook Holdings International Ltd.[a]	69,000	175,169
Melco Crown Entertainment Ltd. ADR[a]	26,219	366,017
MGM China Holdings Ltd.	138,800	201,047
MTR Corp. Ltd.	215,500	1,219,138

Security	Shares	Value
New World Development Co. Ltd.	689,666	$801,653
NewOcean Energy Holdings Ltd.[a]	268,000	79,779
NWS Holdings Ltd.	213,000	348,049
Orient Overseas International Ltd.[a]	25,000	88,596
PCCW Ltd.	611,000	444,868
Power Assets Holdings Ltd.	177,000	1,732,376
Sa Sa International Holdings Ltd.[a]	294,000	128,058
Sands China Ltd.[a]	306,000	1,167,224
Shangri-La Asia Ltd.	192,000	206,104
Shun Tak Holdings Ltd.	438,000	141,674
Sino Land Co. Ltd.	406,000	724,108
SJM Holdings Ltd.	312,000	194,599
SmarTone Telecommunications Holdings Ltd.[a]	70,000	124,666
Sun Hung Kai Properties Ltd.	180,000	2,574,759
Swire Pacific Ltd. Class A	63,000	752,595
Swire Properties Ltd.	147,000	409,178
Techtronic Industries Co. Ltd.	190,000	804,322
Television Broadcasts Ltd.	3,700	12,540
Texwinca Holdings Ltd.[a]	172,000	135,207
Town Health International Medical Group Ltd.	778,000	124,320
Value Partners Group Ltd.[a]	167,000	140,531
VTech Holdings Ltd.[a]	26,200	284,792
WH Group Ltd.[c]	776,000	611,004
Wharf Holdings Ltd. (The)	174,000	1,198,500
Wheelock & Co. Ltd.	106,000	567,568
Wynn Macau Ltd.	230,400	374,105
Xinyi Glass Holdings Ltd.[a]	302,000	230,393
Yue Yuen Industrial Holdings Ltd.	105,500	428,257

		56,522,105
HUNGARY — 0.06%
Magyar Telekom Telecommunications PLC	64,948	103,913
MOL Hungarian Oil & Gas PLC	4,277	268,259
OTP Bank PLC	31,123	758,225
Richter Gedeon Nyrt	18,026	381,084

		1,511,481

SCHEDULES OF INVESTMENTS	89

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
INDIA — 1.99%
Adani Ports & Special Economic Zone Ltd.	127,756	$443,241
Adani Power Ltd.[b]	220,216	91,887
Adani Transmissions Ltd.[b]	138,425	81,007
AIA Engineering Ltd.	10,640	163,448
Ambuja Cements Ltd.	113,541	459,774
Apollo Hospitals Enterprise Ltd.	13,305	270,509
Ashok Leyland Ltd.	223,511	317,824
Asian Paints Ltd.	42,526	707,328
Astral Polytechnik Ltd.	17,830	136,284
Aurobindo Pharma Ltd.	42,734	504,916
Axis Bank Ltd.	90,419	737,215
Bajaj Auto Ltd.	14,657	590,963
Bajaj Finance Ltd.	2,706	419,025
Balkrishna Industries Ltd.	18,952	206,312
Bharat Forge Ltd.	18,888	214,568
Bharat Heavy Electricals Ltd.	92,190	200,799
Bharat Petroleum Corp. Ltd.	37,350	330,454
Bharti Airtel Ltd.	137,877	745,217
Bharti Infratel Ltd.	85,719	505,983
Bosch Ltd.	1,168	435,510
Cipla Ltd.	59,546	468,830
Coal India Ltd.	98,719	483,389
Container Corp. of India Ltd.	7,551	169,079
Cyient Ltd.	25,722	189,579
Dabur India Ltd.	95,853	434,440
DCB Bank Ltd.[b]	124,651	206,930
Divi’s Laboratories Ltd.	15,548	278,186
Dr. Reddy’s Laboratories Ltd.	15,968	699,734
Eicher Motors Ltd.	1,759	589,813
FDC Ltd./India	44,094	125,531
Federal Bank Ltd.	241,351	232,938
Finolex Cables Ltd.	35,716	209,838
GAIL (India) Ltd.	47,195	268,966
Gateway Distriparks Ltd.	34,996	137,560
Gillette India Ltd.	1,815	128,624
Glenmark Pharmaceuticals Ltd.	22,432	288,316
Godrej Consumer Products Ltd.	16,809	399,190
Havells India Ltd.	45,283	263,410
HCL Technologies Ltd.	75,547	849,192
Hero Motocorp Ltd.	7,384	353,095
Hindalco Industries Ltd.	149,665	298,392
Hindustan Unilever Ltd.	81,726	1,125,570

Security	Shares	Value
Housing Development Finance Corp. Ltd.	190,003	$3,898,770
ICICI Bank Ltd.	151,174	593,322
Idea Cellular Ltd.	183,891	287,428
Indiabulls Housing Finance Ltd.	40,276	459,640
Info Edge India Ltd.	15,881	193,969
Infosys Ltd.	234,441	3,758,371
ITC Ltd.	430,894	1,623,934
Jammu & Kashmir Bank Ltd. (The)	148,638	149,226
JSW Steel Ltd.	12,811	320,385
Jubilant Foodworks Ltd.	9,940	181,616
Karur Vysya Bank Ltd. (The)	28,181	202,065
Larsen & Toubro Ltd.	42,941	999,307
LIC Housing Finance Ltd.	66,111	513,215
Lupin Ltd.	30,455	791,030
Mahindra & Mahindra Financial Services Ltd.	48,479	239,373
Mahindra & Mahindra Ltd.	50,098	1,096,980
Marico Ltd.	74,552	316,360
Maruti Suzuki India Ltd.	14,368	1,020,485
MindTree Ltd.	19,151	165,436
Motherson Sumi Systems Ltd.	55,143	272,813
NCC Ltd./India	90,376	110,297
Nestle India Ltd.	3,918	420,452
NTPC Ltd.	218,854	517,363
Oil & Natural Gas Corp. Ltd.	106,006	348,316
Page Industries Ltd.	1,222	261,643
Piramal Enterprises Ltd.	14,181	340,219
Power Finance Corp. Ltd.	50,539	164,515
Reliance Communications Ltd.[b]	148,713	116,777
Reliance Industries Ltd.	161,344	2,444,548
Reliance Infrastructure Ltd.	16,499	149,534
Rural Electrification Corp. Ltd.	48,386	153,281
Sadbhav Engineering Ltd.	31,032	132,031
Shree Cement Ltd.	1,419	341,277
Shriram Transport Finance Co. Ltd.	21,667	414,094
Siemens Ltd.	14,367	282,793
SRF Ltd.	6,549	143,309
State Bank of Bikaner & Jaipur	20,796	200,587
State Bank of India	217,737	745,672
Strides Shasun Ltd.	10,160	176,331
Sun Pharmaceuticals Industries Ltd.	125,562	1,555,724

90	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Symphony Ltd.	2,797	$100,326
Tata Consultancy Services Ltd.	60,018	2,346,871
Tata Global Beverages Ltd.	108,068	229,333
Tata Motors Ltd.	206,210	1,549,076
Tata Motors Ltd. Class A	45,717	220,753
Tata Power Co. Ltd.	226,768	243,746
Tata Steel Ltd.	41,786	221,484
Tech Mahindra Ltd.	38,473	280,255
Titan Co. Ltd.	53,756	338,177
Ultratech Cement Ltd.	7,022	389,777
United Spirits Ltd.[b]	9,810	359,434
UPL Ltd.	44,858	418,445
Vedanta Ltd.	137,236	337,328
Wipro Ltd.	86,092	700,522
Yes Bank Ltd.	17,755	322,564
Zee Entertainment Enterprises Ltd.	86,568	642,685

		50,566,130
INDONESIA — 0.60%
Adaro Energy Tbk PT	2,107,600	167,340
Astra International Tbk PT	2,582,300	1,522,943
Bank Central Asia Tbk PT	1,598,700	1,763,654
Bank Danamon Indonesia Tbk PT	567,900	151,746
Bank Mandiri Persero Tbk PT	1,288,800	993,769
Bank Negara Indonesia Persero Tbk PT	1,034,600	422,576
Bank Rakyat Indonesia Persero Tbk PT	1,444,400	1,270,887
Bank Tabungan Negara Persero Tbk PT	1,147,493	173,020
Bumi Serpong Damai Tbk PT	1,707,400	272,433
Charoen Pokphand Indonesia Tbk PT	1,032,400	295,568
Ciputra Development Tbk PT	1,842,896	197,677
Global Mediacom Tbk PT	1,362,700	107,156
Gudang Garam Tbk PT	72,300	372,719
Hanjaya Mandala Sampoerna Tbk PT	1,317,500	365,120
Indocement Tunggal Prakarsa Tbk PT	211,100	275,187
Indofood CBP Sukses Makmur Tbk PT	423,000	277,726
Indofood Sukses Makmur Tbk PT	639,800	406,637

Security	Shares	Value
Japfa Comfeed Indonesia Tbk PT	1,271,300	$145,585
Jasa Marga Persero Tbk PT	412,500	167,696
Kalbe Farma Tbk PT	3,128,700	400,090
Lippo Karawaci Tbk PT	2,295,900	198,942
Matahari Department Store Tbk PT	284,300	432,468
Media Nusantara Citra Tbk PT	810,800	133,085
Mitra Adiperkasa Tbk PTb	313,400	113,650
Perusahaan Gas Negara Persero Tbk PT	1,576,000	395,850
Semen Indonesia Persero Tbk PT	409,100	292,806
Summarecon Agung Tbk PT	1,596,100	206,542
Surya Citra Media Tbk PT	927,500	223,758
Telekomunikasi Indonesia Persero Tbk PT	6,550,300	2,115,339
Tower Bersama Infrastructure Tbk PT	412,700	179,592
Unilever Indonesia Tbk PT	207,600	714,004
United Tractors Tbk PT	269,800	324,415
XL Axiata Tbk PTb	604,700	171,274

		15,251,254
IRELAND — 0.35%
Bank of Ireland[b]	3,350,777	693,197
C&C Group PLC	41,663	167,909
CRH PLC	101,068	3,105,207
Glanbia PLC	23,169	446,278
Hibernia REIT PLC	131,725	200,330
Irish Continental Group PLC	30,713	162,108
Kerry Group PLC Class A	19,895	1,703,053
Kingspan Group PLC	19,780	454,656
Origin Enterprises PLC	22,787	137,626
Paddy Power Betfair PLC	10,282	1,207,274
Smurfit Kappa Group PLC	29,392	690,220

		8,967,858
ISRAEL — 0.59%
Azrieli Group Ltd.	7,054	313,519
Bank Hapoalim BM	137,613	703,338
Bank Leumi le-Israel BMb	200,790	724,370
Bezeq The Israeli Telecommunication Corp. Ltd.	301,071	600,578
Check Point Software Technologies Ltd.[a,b]	17,342	1,333,253
CyberArk Software Ltd.[a,b]	3,134	176,726

SCHEDULES OF INVESTMENTS	91

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Delek Group Ltd.	774	$163,272
Elbit Systems Ltd.	3,850	387,283
Frutarom Industries Ltd.	6,213	313,144
Gazit-Globe Ltd.	16,673	165,575
Israel Chemicals Ltd.	75,439	304,020
Israel Corp. Ltd. (The)[a]	880	148,229
Israel Discount Bank Ltd. Class Ab	160,571	276,789
Mizrahi Tefahot Bank Ltd.	29,269	357,396
Mobileye NVa,b	23,291	1,115,872
Nice Ltd.	8,715	597,936
Oil Refineries Ltd.[a,b]	413,371	148,585
Paz Oil Co. Ltd.	1,540	252,936
Strauss Group Ltd.	10,566	170,962
Taro Pharmaceutical Industries Ltd.[a,b]	2,534	354,659
Teva Pharmaceutical Industries Ltd.	116,660	6,283,858
Tower Semiconductor Ltd.[a,b]	14,372	194,165

		15,086,465
ITALY — 1.50%
A2A SpA	227,748	323,443
Anima Holding SpA[c]	45,510	227,994
Ansaldo STS SpA	18,990	222,549
Assicurazioni Generali SpA	147,045	1,937,022
Atlantia SpA	48,731	1,217,929
Autogrill SpA	25,179	219,057
Azimut Holding SpA	14,263	224,251
Banca Generali SpA	10,035	207,376
Banca Mediolanum SpA	39,215	287,670
Banca Popolare dell’Emilia Romagna SC	70,734	290,291
Banca Popolare di Milano Scarl	373,595	181,313
Banca Popolare di Sondrio Scarl	101,925	275,598
Banco Popolare SC	25,142	70,794
Beni Stabili SpA SIIQ	264,241	173,008
Brembo SpA	5,032	294,013
Buzzi Unicem SpA[a]	13,694	274,415
Cerved Information Solutions SpA	36,234	303,890
CIR-Compagnie Industriali Riunite SpA	115,102	132,188
CNH Industrial NV	132,561	945,748
Credito Emiliano SpA	21,945	139,142
Credito Valtellinese SCa	332,382	147,411

Security	Shares	Value
Danieli & C Officine Meccaniche SpA	4,941	$97,411
Davide Campari-Milano SpA	38,529	397,891
De’ Longhi SpA	9,058	226,386
DiaSorin SpA	3,299	207,697
Ei Towers SpA[b]	2,109	113,816
Enel SpA	945,920	4,355,920
Eni SpA	308,071	4,712,768
ERG SpA	9,862	114,142
EXOR SpA	15,300	595,915
Ferrari NV	16,132	729,522
Fiat Chrysler Automobiles NVa	116,523	750,539
FinecoBank Banca Fineco SpA	40,925	243,009
Hera SpA	122,150	346,403
Interpump Group SpA	12,899	208,864
Intesa Sanpaolo SpA	1,613,925	3,555,402
Italcementi SpA[b]	24,526	290,444
Leonardo-Finmeccanica SpA[b]	31,881	363,996
Luxottica Group SpA	22,657	1,099,845
Mediaset SpA	112,151	339,618
Mediobanca SpA	78,282	548,431
Moncler SpA	19,361	339,479
Piaggio & C SpA[a]	80,411	147,378
Poste Italiane SpA[c]	74,859	521,102
Prysmian SpA	24,949	583,652
Recordati SpA	15,848	514,116
Saipem SpA[b]	802,459	350,774
Salvatore Ferragamo SpA	7,874	185,435
Snam SpA	314,569	1,820,394
Societa Cattolica di Assicurazioni Scrl	26,315	185,536
Societa Iniziative Autostradali e Servizi SpA	10,110	91,970
Telecom Italia SpA/Milano[b]	1,333,385	1,138,423
Tenaris SA	58,214	778,570
Terna Rete Elettrica Nazionale SpA	203,389	1,107,632
Tod’s SpA[a]	2,913	171,180
UniCredit SpA	644,619	1,580,093
Unione di Banche Italiane SpA	132,956	407,973
Unipol Gruppo Finanziario SpA	69,948	193,984
UnipolSai SpA	179,964	301,867
Yoox Net-A-Porter Group SpA[b]	8,528	238,792

		38,051,471

92	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
JAPAN — 17.42%
77 Bank Ltd. (The)	60,000	$232,424
ABC-Mart Inc.	5,400	347,758
Accordia Golf Co. Ltd.	19,800	231,646
Acom Co. Ltd.[b]	56,300	269,181
Activia Properties Inc.	74	386,300
Adastria Co. Ltd.	4,800	150,812
ADEKA Corp.	17,400	232,600
Advance Residence Investment Corp.	164	455,427
Advantest Corp.	23,800	318,618
Aeon Co. Ltd.	81,700	1,181,435
Aeon Delight Co. Ltd.	4,400	134,595
AEON Financial Service Co. Ltd.	14,600	339,624
Aeon Mall Co. Ltd.	19,200	260,409
Aica Kogyo Co. Ltd.	10,800	263,980
Aichi Bank Ltd. (The)	4,700	237,557
Aiful Corp.[a,b]	44,800	135,950
Ain Holdings Inc.	3,600	249,051
Air Water Inc.	21,000	361,048
Aisin Seiki Co. Ltd.	24,000	1,111,187
Ajinomoto Co. Inc.	70,400	1,812,464
Alfresa Holdings Corp.	25,500	564,317
Alps Electric Co. Ltd.	24,300	554,832
Amada Holdings Co. Ltd.	40,900	449,766
Amano Corp.	11,300	184,024
ANA Holdings Inc.	159,000	456,591
Anritsu Corp.	29,900	175,050
Aoyama Trading Co. Ltd.	6,500	240,694
Aozora Bank Ltd.	145,000	536,225
Arcs Co. Ltd.	7,000	181,480
Ariake Japan Co. Ltd.	3,500	193,297
Asahi Diamond Industrial Co. Ltd.	29,000	225,526
Asahi Glass Co. Ltd.	123,000	716,505
Asahi Group Holdings Ltd.	49,100	1,674,914
Asahi Intecc Co. Ltd.	6,500	300,947
Asahi Kasei Corp.	156,000	1,191,710
Asatsu-DK Inc.	5,800	136,674
ASICS Corp.	21,000	389,940
Astellas Pharma Inc.	265,600	4,461,437
Avex Group Holdings Inc.	14,700	173,987
Awa Bank Ltd. (The)	37,000	228,892
Azbil Corp.	8,400	255,315
Bandai Namco Holdings Inc.	27,600	737,095

Security	Shares	Value
Bank of Kyoto Ltd. (The)	43,000	$293,282
Bank of Nagoya Ltd. (The)	60,000	207,835
Benesse Holdings Inc.	8,400	203,597
BIC Camera Inc.	15,900	141,802
Bridgestone Corp.	79,600	2,796,893
Brother Industries Ltd.	26,400	304,739
Calbee Inc.	11,100	488,472
Calsonic Kansei Corp.	24,000	188,047
Canon Electronics Inc.	10,500	160,648
Canon Inc.	126,000	3,608,431
Canon Marketing Japan Inc.	7,600	131,777
Capcom Co. Ltd.	8,500	174,504
Casio Computer Co. Ltd.	28,500	410,738
Central Glass Co. Ltd.	30,000	130,556
Central Japan Railway Co.	17,900	3,356,960
Century Tokyo Leasing Corp.	5,800	203,171
Chiba Bank Ltd. (The)	89,000	431,605
Chiyoda Co. Ltd.	5,900	139,951
Chiyoda Corp.	25,000	177,587
Chubu Electric Power Co. Inc.	83,200	1,225,452
Chugai Pharmaceutical Co. Ltd.	30,000	1,131,385
Chugoku Bank Ltd. (The)	22,600	257,788
Chugoku Electric Power Co. Inc. (The)	38,400	484,473
Ci:z Holdings Co. Ltd.	4,500	111,177
Citizen Holdings Co. Ltd.	38,600	208,659
Coca-Cola East Japan Co. Ltd.	9,200	178,371
Coca-Cola West Co. Ltd.	9,300	257,897
Cocokara fine Inc.	3,500	124,823
COLOPL Inc.[a]	8,100	122,427
Colowide Co. Ltd.[a]	11,900	222,127
COMSYS Holdings Corp.	15,600	261,357
Concordia Financial Group Ltd.[b]	146,000	632,807
Cosmo Energy Holdings Co. Ltd.	11,100	123,472
Cosmos Pharmaceutical Corp.	1,400	293,702
Credit Saison Co. Ltd.	19,700	331,008
CyberAgent Inc.	7,400	419,515
CYBERDYNE Inc.[a,b]	15,300	297,535
Dai Nippon Printing Co. Ltd.	65,000	731,912
Dai-ichi Life Insurance Co. Ltd. (The)	137,300	1,816,644
Daicel Corp.	38,600	438,410
Daido Steel Co. Ltd.	38,000	155,359
Daifuku Co. Ltd.	13,800	292,468
Daihatsu Motor Co. Ltd.[b]	22,400	334,943

SCHEDULES OF INVESTMENTS	93

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Daiichi Sankyo Co. Ltd.	75,600	$1,815,403
Daiichikosho Co. Ltd.	5,900	271,152
Daikin Industries Ltd.	29,000	2,550,110
Daikyo Inc.	67,000	118,330
Daio Paper Corp.[a]	9,900	112,152
Daiseki Co. Ltd.	10,500	190,769
Daishi Bank Ltd. (The)	46,000	176,845
Daito Trust Construction Co. Ltd.	9,300	1,559,906
Daiwa House Industry Co. Ltd.	71,100	2,011,210
Daiwa House REIT Investment Corp.	47	288,003
Daiwa House Residential Investment Corp.	95	266,595
Daiwa Office Investment Corp.	42	250,398
Daiwa Securities Group Inc.	195,000	1,113,661
DCM Holdings Co. Ltd.	17,800	152,842
DeNA Co. Ltd.	14,100	364,315
Denka Co. Ltd.	58,000	254,106
Denso Corp.	59,100	2,333,206
Dentsu Inc.	27,800	1,342,733
DIC Corp.	9,500	227,570
Disco Corp.	3,700	383,412
DMG Mori Co. Ltd.	17,100	182,037
Don Quijote Holdings Co. Ltd.	16,700	660,765
Doutor Nichires Holdings Co. Ltd.	9,300	178,586
Dowa Holdings Co. Ltd.	32,000	170,171
Duskin Co. Ltd.	8,800	160,742
Dydo Drinco Inc.	3,500	182,368
Earth Chemical Co. Ltd.	5,300	252,627
East Japan Railway Co.	42,500	3,933,381
Ebara Corp.	57,000	312,573
Eisai Co. Ltd.	31,900	1,881,286
Electric Power Development Co. Ltd.	18,500	427,999
Exedy Corp.	6,600	157,779
Ezaki Glico Co. Ltd.	6,600	396,702
FamilyMart Co. Ltd.	7,600	449,393
Fancl Corp.	8,100	136,021
FANUC Corp.	24,600	4,158,609
Fast Retailing Co. Ltd.	6,800	2,218,120
FCC Co. Ltd.	8,100	159,337
Frontier Real Estate Investment Corp.	59	315,480
Fuji Co. Ltd./Ehime	8,400	184,335

Security	Shares	Value
Fuji Electric Co. Ltd.	71,000	$316,602
Fuji Heavy Industries Ltd.	72,600	2,844,211
Fuji Machine Manufacturing Co. Ltd.	13,400	138,204
Fuji Seal International Inc.	4,300	170,557
Fuji Soft Inc.	8,400	210,318
FUJIFILM Holdings Corp.	53,400	1,943,002
Fujikura Ltd.	42,000	239,333
Fujitsu Ltd.	239,000	1,009,777
Fukuoka Financial Group Inc.	100,000	386,398
Furukawa Electric Co. Ltd.	100,000	263,453
Fuyo General Lease Co. Ltd.	2,700	123,823
Global One Real Estate Investment Corp.	46	182,680
Glory Ltd.	7,400	207,230
GLP J-REIT	297	377,318
GMO Internet Inc.	15,100	197,728
GMO Payment Gateway Inc.	3,300	189,979
Gree Inc.[b]	22,100	112,133
GS Yuasa Corp.	53,000	218,754
GungHo Online Entertainment Inc.[a]	80,700	183,472
Gunma Bank Ltd. (The)	49,000	199,854
Gunze Ltd.	69,000	199,288
Hachijuni Bank Ltd. (The)	56,800	268,800
Hakuhodo DY Holdings Inc.	31,100	367,185
Hamamatsu Photonics KK	17,400	517,832
Hankyu Hanshin Holdings Inc.	30,000	1,121,140
Hanwa Co. Ltd.	37,000	200,010
Haseko Corp.	37,600	403,204
Hazama Ando Corp.	33,500	207,567
Heiwa Corp.	7,100	146,455
Heiwa Real Estate Co. Ltd.	21,700	288,599
Heiwa Real Estate REIT Inc.	230	193,902
Hikari Tsushin Inc.	3,700	308,679
Hino Motors Ltd.	31,600	335,780
Hirose Electric Co. Ltd.	4,100	513,275
Hiroshima Bank Ltd. (The)	70,000	256,818
HIS Co. Ltd.	7,500	200,810
Hisamitsu Pharmaceutical Co. Inc.	10,000	567,888
Hitachi Capital Corp.	6,500	120,505
Hitachi Chemical Co. Ltd.	12,600	266,053
Hitachi Construction Machinery Co. Ltd.	11,000	180,856

94	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Hitachi High-Technologies Corp.	7,800	$268,664
Hitachi Ltd.	592,000	2,752,481
Hitachi Metals Ltd.	25,400	285,761
Hitachi Zosen Corp.	35,400	181,344
Hogy Medical Co. Ltd.	4,000	257,989
Hokkaido Electric Power Co. Inc.	31,900	253,992
Hokkoku Bank Ltd. (The)	46,000	145,426
Hokuetsu Kishu Paper Co. Ltd.	22,500	159,828
Hokuhoku Financial Group Inc.	183,000	237,488
Hokuriku Electric Power Co.	23,000	273,796
Hokuto Corp.	12,900	240,290
Honda Motor Co. Ltd.	203,200	5,633,925
HORIBA Ltd.	5,600	265,014
Hoshizaki Corp.	6,800	620,383
House Foods Group Inc.	9,400	231,320
Hoya Corp.	50,800	1,821,632
Hulic Co. Ltd.	39,400	412,896
Hyakugo Bank Ltd. (The)	50,000	194,175
Hyakujushi Bank Ltd. (The)	42,000	141,387
Ibiden Co. Ltd.	12,900	166,781
IBJ Leasing Co. Ltd.	11,900	217,715
Idemitsu Kosan Co. Ltd.	11,900	232,926
IHI Corp.	189,000	536,654
Iida Group Holdings Co. Ltd.	19,800	396,831
Inaba Denki Sangyo Co. Ltd.	5,100	187,110
Industrial & Infrastructure Fund Investment Corp.	51	293,106
INPEX Corp.	116,100	925,084
Internet Initiative Japan Inc.	6,900	146,369
Invincible Investment Corp.	383	257,862
Isetan Mitsukoshi Holdings Ltd.	47,300	470,300
Isuzu Motors Ltd.	76,400	1,005,646
Ito EN Ltd.	10,600	392,516
ITOCHU Corp.	177,800	2,034,156
Itochu Techno-Solutions Corp.	7,700	186,405
Itoham Yonekyu Holdings Inc.[b]	22,600	233,310
Iwatani Corp.[a]	32,000	187,032
Iyo Bank Ltd. (The)	39,500	257,848
Izumi Co. Ltd.	6,600	288,189
J Front Retailing Co. Ltd.	37,000	432,151
Jaccs Co. Ltd.	33,000	153,915
Jafco Co. Ltd.	6,700	178,083
Japan Airlines Co. Ltd.	16,900	527,027
Japan Airport Terminal Co. Ltd.[a]	6,900	308,357
Japan Aviation Electronics Industry Ltd.	10,000	148,900

Security	Shares	Value
Japan Display Inc.[b]	70,200	$128,091
Japan Excellent Inc.	195	275,894
Japan Exchange Group Inc.	67,300	965,322
Japan Hotel REIT Investment Corp.	571	480,267
Japan Logistics Fund Inc.	130	303,801
Japan Post Bank Co. Ltd.	45,400	559,055
Japan Post Holdings Co. Ltd.	52,800	702,214
Japan Prime Realty Investment Corp.	108	474,743
Japan Real Estate Investment Corp.	168	1,014,705
Japan Rental Housing Investments Inc.	275	235,327
Japan Retail Fund Investment Corp.	310	762,258
Japan Securities Finance Co. Ltd.	61,300	250,021
Japan Steel Works Ltd. (The)	52,000	234,415
Japan Tobacco Inc.	137,800	5,411,963
JFE Holdings Inc.	63,500	840,491
JGC Corp.	24,800	366,610
Joyo Bank Ltd. (The)	82,000	324,047
JSR Corp.	24,500	338,269
JTEKT Corp.	27,300	387,584
Juroku Bank Ltd. (The)	48,000	138,167
JVC Kenwood Corp.	84,600	197,291
JX Holdings Inc.	237,300	898,167
K’s Holdings Corp.	13,200	245,363
Kadokawa Dwango[b]	10,118	137,625
Kagome Co. Ltd.	16,100	438,613
Kajima Corp.	117,000	869,922
Kakaku.com Inc.	21,600	451,453
Kaken Pharmaceutical Co. Ltd.	4,400	293,233
Kamigumi Co. Ltd.	28,000	254,086
Kanamoto Co. Ltd.	5,400	113,338
Kaneka Corp.	36,000	275,045
Kanematsu Corp.	109,000	179,743
Kansai Electric Power Co. Inc. (The)[b]	91,700	855,753
Kansai Paint Co. Ltd.	28,500	602,620
Kao Corp.	63,200	3,424,400
Kawasaki Heavy Industries Ltd.	180,000	539,201
Kawasaki Kisen Kaisha Ltd.[a]	115,000	285,017
KDDI Corp.	236,900	7,269,849

SCHEDULES OF INVESTMENTS	95

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Keihan Holdings Co. Ltd.	71,000	$511,968
Keihin Corp.	8,800	139,790
Keikyu Corp.	59,000	601,025
Keio Corp.	78,000	729,882
Keisei Electric Railway Co. Ltd.	38,000	501,303
Keiyo Bank Ltd. (The)	39,000	167,820
Kenedix Inc.	50,900	207,106
Kenedix Office Investment Corp.	54	337,220
Kewpie Corp.	15,100	466,327
Keyence Corp.	5,800	4,126,809
Kikkoman Corp.	20,000	713,275
Kinden Corp.	17,000	206,684
Kintetsu Group Holdings Co. Ltd.	232,000	1,007,367
Kirin Holdings Co. Ltd.	103,700	1,787,949
Kisoji Co. Ltd.	16,600	379,993
Kissei Pharmaceutical Co. Ltd.	7,900	181,688
Kiyo Bank Ltd. (The)	14,500	213,075
Kobayashi Pharmaceutical Co. Ltd.	7,300	347,958
Kobe Steel Ltd.	393,000	345,124
Koito Manufacturing Co. Ltd.	14,300	714,407
Kokuyo Co. Ltd.	13,400	197,957
Komatsu Ltd.	112,700	2,220,790
Komeri Co. Ltd.	6,600	149,407
Konami Holdings Corp.	14,600	568,415
Konica Minolta Inc.	54,100	441,309
Kose Corp.	4,100	383,256
Kubota Corp.	132,100	1,956,011
Kuraray Co. Ltd.	40,100	511,790
Kureha Corp.	45,000	188,369
Kurita Water Industries Ltd.	14,100	314,648
KYB Corp.	38,000	136,820
Kyocera Corp.	39,200	1,870,783
KYORIN Holdings Inc.	8,000	172,591
Kyowa Exeo Corp.	12,600	164,992
Kyowa Hakko Kirin Co. Ltd.	35,500	624,545
Kyudenko Corp.[a]	7,100	249,402
Kyushu Electric Power Co. Inc.	59,700	562,718
Kyushu Financial Group Inc.	43,200	241,112
Lawson Inc.	8,600	663,765
Leopalace21 Corp.	38,300	276,922
Lintec Corp.	6,400	136,574
Lion Corp.	29,000	440,582
LIXIL Group Corp.	33,600	631,117
M3 Inc.	26,000	839,733

Security	Shares	Value
Mabuchi Motor Co. Ltd.	6,700	$308,572
Makino Milling Machine Co. Ltd.	34,000	194,077
Makita Corp.	14,300	1,011,611
Mandom Corp.	4,000	177,002
Marubeni Corp.	192,200	902,441
Maruha Nichiro Corp.	9,100	231,396
Marui Group Co. Ltd.	26,600	386,730
Maruichi Steel Tube Ltd.	7,400	275,104
Matsui Securities Co. Ltd.	16,000	141,289
Matsumotokiyoshi Holdings Co. Ltd.	5,600	249,441
Mazda Motor Corp.	73,100	1,103,793
MCUBS MidCity Investment Corp.	50	181,978
Medipal Holdings Corp.	24,200	399,536
Megachips Corp.	31,900	390,015
MEGMILK SNOW BRAND Co. Ltd.	7,500	260,526
Meidensha Corp.	40,000	137,776
MEIJI Holdings Co. Ltd.	14,700	1,543,367
Meitec Corp.	6,200	207,806
Minebea Co. Ltd.	47,000	379,265
Miraca Holdings Inc.	7,900	386,193
Mirait Holdings Corp.	13,900	148,514
Misawa Homes Co. Ltd.	40,000	295,848
MISUMI Group Inc.	36,000	668,117
Mitsubishi Chemical Holdings Corp.	164,600	903,264
Mitsubishi Corp.	182,600	3,168,796
Mitsubishi Electric Corp.	241,000	2,863,029
Mitsubishi Estate Co. Ltd.	156,000	2,936,274
Mitsubishi Gas Chemical Co. Inc.	42,000	241,791
Mitsubishi Heavy Industries Ltd.	390,000	1,686,188
Mitsubishi Logistics Corp.	14,000	196,712
Mitsubishi Materials Corp.	128,000	339,718
Mitsubishi Motors Corp.	87,400	411,053
Mitsubishi Tanabe Pharma Corp.	28,600	536,922
Mitsubishi UFJ Financial Group Inc.	1,590,300	8,100,079
Mitsubishi UFJ Lease & Finance Co. Ltd.	58,410	238,804
Mitsui & Co. Ltd.	197,100	2,324,197
Mitsui Chemicals Inc.	115,000	493,731
Mitsui Engineering & Shipbuilding Co. Ltd.	96,000	142,382

96	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Mitsui Fudosan Co. Ltd.	112,000	$2,462,721
Mitsui Mining & Smelting Co. Ltd.	96,000	184,534
Mitsui OSK Lines Ltd.	148,000	319,149
Mitsumi Electric Co. Ltd.[a,b]	34,600	175,557
Miura Co. Ltd.	13,700	315,614
Mixi Inc.	7,700	277,241
Mizuho Financial Group Inc.	2,869,300	4,678,343
MonotaRO Co. Ltd.	9,600	280,829
Mori Hills REIT Investment Corp.	207	324,179
MORI TRUST Sogo REIT Inc.	135	249,885
Morinaga & Co. Ltd./Japan	32,000	211,699
Morinaga Milk Industry Co. Ltd.	33,000	245,363
MOS Food Services Inc.	8,800	257,513
MS&AD Insurance Group Holdings Inc.	64,300	1,885,991
Murata Manufacturing Co. Ltd.	24,000	3,003,366
Musashi Seimitsu Industry Co. Ltd.	9,400	194,815
Musashino Bank Ltd. (The)	5,200	131,972
Nabtesco Corp.	15,600	421,490
Nachi-Fujikoshi Corp.	48,000	158,774
Nagase & Co. Ltd.	12,500	147,217
Nagoya Railroad Co. Ltd.	125,000	704,981
Nankai Electric Railway Co. Ltd.	75,000	417,134
Nanto Bank Ltd. (The)	52,000	205,494
NEC Corp.	319,000	883,993
NEC Networks & System Integration Corp.	9,200	169,574
NET One Systems Co. Ltd.	44,400	301,098
Nexon Co. Ltd.	23,800	357,633
NGK Insulators Ltd.	33,400	811,168
NGK Spark Plug Co. Ltd.	25,100	417,823
NH Foods Ltd.	23,000	561,731
NHK Spring Co. Ltd.	25,400	225,040
Nichi-Iko Pharmaceutical Co. Ltd.	8,900	193,571
Nichias Corp.	24,000	195,307
NichiiGakkan Co. Ltd.[a]	25,800	183,270
Nichirei Corp.	38,000	363,370
Nidec Corp.	30,000	2,761,868
Nifco Inc./Japan	6,300	357,155
Nihon Kohden Corp.	11,100	310,846
Nihon M&A Center Inc.	5,300	325,287
Nikkon Holdings Co. Ltd.	9,700	195,543
Nikon Corp.	41,500	591,613
Nintendo Co. Ltd.	14,200	2,979,665

Security	Shares	Value
Nippon Accommodations Fund Inc.	66	$301,390
Nippon Building Fund Inc.	180	1,106,503
Nippon Electric Glass Co. Ltd.	42,000	192,614
Nippon Express Co. Ltd.	106,000	540,938
Nippon Flour Mills Co. Ltd.	25,000	183,198
Nippon Kayaku Co. Ltd.	21,000	219,047
Nippon Light Metal Holdings Co. Ltd.	81,700	186,542
Nippon Paint Holdings Co. Ltd.	20,700	574,635
Nippon Paper Industries Co. Ltd.	12,800	233,306
Nippon Prologis REIT Inc.	198	492,078
Nippon Sheet Glass Co. Ltd.[a,b]	287,000	212,831
Nippon Shinyaku Co. Ltd.	7,000	386,593
Nippon Shokubai Co. Ltd.	3,800	242,123
Nippon Soda Co. Ltd.	26,000	115,432
Nippon Steel & Sumitomo Metal Corp.	103,100	1,961,702
Nippon Suisan Kaisha Ltd.	36,100	179,998
Nippon Telegraph & Telephone Corp.	87,400	4,162,555
Nippon Yusen KK	181,000	324,965
Nipro Corp.	18,400	230,168
Nishi-Nippon City Bank Ltd. (The)	94,000	184,359
Nishi-Nippon Railroad Co. Ltd.	49,000	256,750
Nishimatsu Construction Co. Ltd.	40,000	199,054
Nishimatsuya Chain Co. Ltd.	18,100	259,089
Nissan Chemical Industries Ltd.	16,400	526,477
Nissan Motor Co. Ltd.	304,000	3,001,883
Nissan Shatai Co. Ltd.	12,300	124,698
Nisshin OilliO Group Ltd. (The)	42,000	198,761
Nisshin Seifun Group Inc.	28,100	465,294
Nisshin Steel Co. Ltd.	12,100	151,361
Nisshinbo Holdings Inc.	16,800	157,533
Nissin Foods Holdings Co. Ltd.	7,500	427,380
Nissin Kogyo Co. Ltd.	11,100	166,037
Nitori Holdings Co. Ltd.	10,600	1,317,695
Nitto Boseki Co. Ltd.	34,000	124,408
Nitto Denko Corp.	20,900	1,409,376
Nitto Kogyo Corp.	16,100	222,762
NOF Corp.	25,000	217,593
NOK Corp.	12,800	247,420
Nomura Holdings Inc.	444,000	2,032,735
Nomura Real Estate Holdings Inc.	15,200	264,593

SCHEDULES OF INVESTMENTS	97

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Nomura Real Estate Master Fund Inc.	460	$761,692
Nomura Research Institute Ltd.	17,600	625,106
Noritz Corp.	6,800	133,631
North Pacific Bank Ltd.	59,000	194,585
NSK Ltd.	57,500	493,170
NTN Corp.	63,000	207,162
NTT Data Corp.	17,000	847,636
NTT DOCOMO Inc.	179,900	4,826,414
NTT Urban Development Corp.	16,400	176,506
Obayashi Corp.	83,700	922,060
Obic Co. Ltd.	8,900	523,657
Odakyu Electric Railway Co. Ltd.	77,000	916,622
Ogaki Kyoritsu Bank Ltd. (The)	45,000	149,729
Oiles Corp.	10,600	190,104
Oita Bank Ltd. (The)	99,000	321,676
Oji Holdings Corp.	109,000	457,335
Okasan Securities Group Inc.	38,000	194,292
Oki Electric Industry Co. Ltd.	112,000	154,091
Okinawa Electric Power Co. Inc. (The)	9,900	199,381
OKUMA Corp.	17,000	131,707
Okumura Corp.	27,000	160,706
Olympus Corp.	37,200	1,299,468
Omron Corp.	25,000	839,147
Ono Pharmaceutical Co. Ltd.	53,400	1,929,455
Oracle Corp. Japan	5,800	354,276
Orient Corp.[b]	68,200	129,100
Oriental Land Co. Ltd./Japan	27,500	1,746,841
ORIX Corp.	162,700	2,324,172
Orix JREIT Inc.	290	533,395
Osaka Gas Co. Ltd.	243,000	986,843
OSG Corp.[a]	15,300	256,182
Otsuka Corp.	8,800	454,232
Otsuka Holdings Co. Ltd.	49,400	2,359,015
Pacific Metals Co. Ltd.[b]	54,000	147,007
Panasonic Corp.	276,100	2,723,687
Paramount Bed Holdings Co. Ltd.	4,700	179,314
Park24 Co. Ltd.	16,300	555,076
Penta-Ocean Construction Co. Ltd.	44,400	272,071
PeptiDream Inc.[a,b]	4,900	274,440
Pigeon Corp.	14,500	365,029
Pilot Corp.	4,400	193,628

Security	Shares	Value
Pioneer Corp.[b]	60,900	$112,310
Pola Orbis Holdings Inc.	3,200	317,237
Premier Investment Corp.	214	292,544
Press Kogyo Co. Ltd.	87,400	325,773
Rakuten Inc.	119,900	1,375,250
Recruit Holdings Co. Ltd.	36,000	1,378,738
Relia Inc.	13,600	131,508
Relo Group Inc.	1,700	266,732
Rengo Co. Ltd.	30,000	197,297
Resona Holdings Inc.	272,100	1,101,834
Resorttrust Inc.	11,400	260,848
Ricoh Co. Ltd.	77,100	689,112
Ricoh Leasing Co. Ltd.	5,300	136,786
Rinnai Corp.	4,400	434,912
Rohm Co. Ltd.	11,800	510,065
Rohto Pharmaceutical Co. Ltd.	15,300	266,632
Royal Holdings Co. Ltd.	13,000	244,055
Ryohin Keikaku Co. Ltd.	3,100	693,594
Ryosan Co. Ltd.	6,700	208,548
Saizeriya Co. Ltd.	6,800	151,612
San-in Godo Bank Ltd. (The)	21,200	164,867
Sangetsu Co. Ltd.	8,700	170,460
Sankyo Co. Ltd.	3,900	142,894
Sankyo Tateyama Inc.	14,100	215,590
Sankyu Inc.	36,000	206,196
Sanrio Co. Ltd.[a]	9,300	166,426
Santen Pharmaceutical Co. Ltd.	49,700	832,657
Sanwa Holdings Corp.	28,600	300,274
Sapporo Holdings Ltd.	11,900	333,829
Sawai Pharmaceutical Co. Ltd.	4,500	358,735
SBI Holdings Inc./Japan	29,100	320,573
SCREEN Holdings Co. Ltd.	29,000	348,051
SCSK Corp.	7,200	302,093
Secom Co. Ltd.	25,800	1,953,283
Sega Sammy Holdings Inc.	23,700	262,010
Seibu Holdings Inc.	22,700	402,236
Seiko Epson Corp.	32,200	576,229
Seino Holdings Co. Ltd.	19,500	199,976
Sekisui Chemical Co. Ltd.	49,300	725,898
Sekisui House Ltd.	74,900	1,263,255
Sekisui House SI Residential Investment Corp.	168	207,531
Senshu Ikeda Holdings Inc.	49,600	217,304
Seria Co. Ltd.	3,100	252,271
Seven & I Holdings Co. Ltd.	93,000	3,904,757

98	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Seven Bank Ltd.	92,500	$319,510
Sharp Corp./Japan[a,b]	181,000	162,482
Shiga Bank Ltd. (The)	32,000	153,935
Shikoku Electric Power Co. Inc.	29,100	305,808
Shimachu Co. Ltd.	7,600	172,119
Shimadzu Corp.	33,000	485,896
Shimamura Co. Ltd.	3,200	469,610
Shimano Inc.	9,300	1,474,606
Shimizu Corp.	73,000	747,914
Shin-Etsu Chemical Co. Ltd.	49,100	3,384,324
Shinko Electric Industries Co. Ltd.	25,000	139,045
Shinmaywa Industries Ltd.	29,000	195,248
Shinsei Bank Ltd.	227,000	345,534
Shionogi & Co. Ltd.	37,900	1,978,485
Ship Healthcare Holdings Inc.	6,400	194,838
Shiseido Co. Ltd.	48,200	1,364,377
Shizuoka Bank Ltd. (The)	68,000	510,904
SHO-BOND Holdings Co. Ltd.	5,100	258,770
Showa Corp.	34,200	200,224
Showa Denko KK	16,000	165,019
Showa Shell Sekiyu KK	24,700	221,489
SKY Perfect JSAT Holdings Inc.	28,100	124,755
SMC Corp./Japan	7,200	1,909,860
SoftBank Group Corp.	121,000	6,733,307
Sohgo Security Services Co. Ltd.	9,400	467,776
Sojitz Corp.	143,900	349,623
Sompo Japan Nipponkoa Holdings Inc.	46,400	1,523,048
Sony Corp.	159,300	5,101,455
Sony Financial Holdings Inc.	24,400	311,651
Sosei Group Corp.[a,b]	2,400	382,885
Sotetsu Holdings Inc.	57,000	312,016
Square Enix Holdings Co. Ltd.	11,900	373,308
Stanley Electric Co. Ltd.	19,400	476,837
Start Today Co. Ltd.	9,400	449,432
Sugi Holdings Co. Ltd.	6,100	307,128
Sumco Corp.	27,900	211,527
Sumitomo Bakelite Co. Ltd.	33,000	160,033
Sumitomo Chemical Co. Ltd.	193,000	866,273
Sumitomo Corp.	132,000	1,396,185
Sumitomo Dainippon Pharma Co. Ltd.	26,600	499,894
Sumitomo Electric Industries Ltd.	94,400	1,321,333
Sumitomo Forestry Co. Ltd.	19,500	276,845

Security	Shares	Value
Sumitomo Heavy Industries Ltd.	69,000	$332,595
Sumitomo Metal Mining Co. Ltd.	61,000	740,142
Sumitomo Mitsui Construction Co. Ltd.	222,100	203,712
Sumitomo Mitsui Financial Group Inc.	167,000	5,390,408
Sumitomo Mitsui Trust Holdings Inc.	414,000	1,401,747
Sumitomo Osaka Cement Co. Ltd.	55,000	264,039
Sumitomo Realty & Development Co. Ltd.	46,000	1,205,376
Sumitomo Rubber Industries Ltd.	20,000	285,700
Sumitomo Warehouse Co. Ltd. (The)	25,000	132,458
Sundrug Co. Ltd.	6,000	522,808
Suntory Beverage & Food Ltd.	17,500	764,136
Suruga Bank Ltd.	24,100	556,380
Suzuken Co. Ltd./Aichi Japan	10,900	350,978
Suzuki Motor Corp.	46,600	1,449,586
Sysmex Corp.	20,100	1,408,187
T&D Holdings Inc.	76,100	791,927
Tadano Ltd.	19,200	188,281
Taiheiyo Cement Corp.	153,000	443,392
Taikisha Ltd.	7,600	206,602
Taisei Corp.	135,000	1,218,471
Taisho Pharmaceutical Holdings Co. Ltd.	5,300	582,827
Taiyo Holdings Co. Ltd.	4,800	164,863
Taiyo Nippon Sanso Corp.	19,800	192,619
Taiyo Yuden Co. Ltd.	20,100	182,594
Takara Holdings Inc.	24,300	216,717
Takasago Thermal Engineering Co. Ltd.	9,300	123,322
Takashimaya Co. Ltd.	39,000	297,966
Takeda Pharmaceutical Co. Ltd.	88,300	3,952,973
Tamron Co. Ltd.	16,500	241,338
TDK Corp.	15,200	947,729
Teijin Ltd.	122,000	463,073
Temp Holdings Co. Ltd.	19,800	324,574
Terumo Corp.	43,800	1,895,429
THK Co. Ltd.	15,000	300,337
TIS Inc.	11,500	300,054
Toagosei Co. Ltd.	18,000	181,958
Tobu Railway Co. Ltd.	123,000	666,098

SCHEDULES OF INVESTMENTS	99

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Toda Corp.	36,000	$181,958
Toho Bank Ltd. (The)	68,000	256,779
Toho Co. Ltd./Tokyo	15,400	451,549
Toho Gas Co. Ltd.	57,000	504,454
Toho Holdings Co. Ltd.	8,600	193,843
Toho Zinc Co. Ltd.	69,000	233,624
Tohoku Electric Power Co. Inc.	61,200	789,446
Tokai Carbon Co. Ltd.	72,000	186,876
Tokai Rika Co. Ltd.	11,200	216,492
Tokai Tokyo Financial Holdings Inc.	32,900	155,054
Tokio Marine Holdings Inc.	84,900	3,346,792
Tokuyama Corp.[b]	60,000	186,759
Tokyo Dome Corp.	25,000	224,423
Tokyo Electric Power Co. Holdings Inc.[b]	191,000	752,930
Tokyo Electron Ltd.	20,300	1,788,444
Tokyo Gas Co. Ltd.	263,000	1,126,575
Tokyo Ohka Kogyo Co. Ltd.	6,200	186,632
Tokyo Seimitsu Co. Ltd.	9,600	228,654
Tokyo Tatemono Co. Ltd.	27,400	344,622
Tokyu Corp.	136,000	1,123,989
Tokyu Fudosan Holdings Corp.	70,200	421,947
TOKYU REIT Inc.	138	196,864
TOMONY Holdings Inc.	88,500	335,054
Tomy Co. Ltd.[a]	21,900	197,663
TonenGeneral Sekiyu KK	36,000	326,331
Top REIT Inc.	52	221,984
Topcon Corp.	14,700	142,575
Toppan Forms Co. Ltd.	8,700	96,945
Toppan Printing Co. Ltd.	53,000	471,640
Toray Industries Inc.	183,000	1,679,739
Toshiba Corp.[a,b]	513,000	1,347,510
Toshiba Machine Co. Ltd.	61,000	205,942
Tosoh Corp.	69,000	355,486
TOTO Ltd.	17,800	770,288
Toyo Ink SC Holdings Co. Ltd.	37,000	161,741
Toyo Seikan Group Holdings Ltd.	21,100	414,650
Toyo Suisan Kaisha Ltd.	12,000	536,274
Toyo Tire & Rubber Co. Ltd.	13,500	137,918
Toyobo Co. Ltd.	134,000	254,964
Toyoda Gosei Co. Ltd.	9,600	211,418
Toyota Boshoku Corp.	10,400	242,229
Toyota Industries Corp.	19,300	880,397
Toyota Motor Corp.	332,700	19,133,862
Toyota Tsusho Corp.	24,800	553,181

Security	Shares	Value
Trend Micro Inc./Japan	15,400	$561,994
TS Tech Co. Ltd.	7,000	161,877
TSI Holdings Co. Ltd.	32,000	186,096
Tsubakimoto Chain Co.	19,000	131,444
Tsumura & Co.	8,900	252,710
Tsuruha Holdings Inc.	5,600	639,313
UACJ Corp.	41,000	101,215
Ube Industries Ltd.	143,000	252,554
ULVAC Inc.	6,100	191,360
Unicharm Corp.	52,100	1,079,772
Unipres Corp.	7,600	125,400
United Arrows Ltd.	5,200	146,281
United Urban Investment Corp.	368	686,914
Universal Entertainment Corp.[a,b]	3,700	95,889
UNY Group Holdings Co. Ltd.	32,000	259,784
Ushio Inc.	16,100	201,397
USS Co. Ltd.	29,500	504,596
Valor Holdings Co. Ltd.	6,800	187,442
Wacom Co. Ltd.	43,300	177,028
WATAMI Co. Ltd.[a]	20,700	216,119
West Japan Railway Co.	21,200	1,324,935
Xebio Holdings Co. Ltd.	12,600	182,942
Yahoo Japan Corp.	189,500	841,318
Yakult Honsha Co. Ltd.	12,100	583,246
Yamada Denki Co. Ltd.	84,800	448,472
Yamagata Bank Ltd. (The)	51,000	217,964
Yamaguchi Financial Group Inc.	28,000	278,675
Yamaha Corp.	21,700	606,419
Yamaha Motor Co. Ltd.	35,200	603,811
Yamanashi Chuo Bank Ltd. (The)	41,000	172,025
Yamato Holdings Co. Ltd.	46,100	1,137,375
Yamato Kogyo Co. Ltd.	5,300	150,749
Yamazaki Baking Co. Ltd.	19,200	529,623
Yaskawa Electric Corp.	32,700	453,081
Yokogawa Electric Corp.	28,900	378,152
Yokohama Rubber Co. Ltd. (The)	13,400	182,528
Yoshinoya Holdings Co. Ltd.[a]	17,900	254,479
Zenkoku Hosho Co. Ltd.	7,400	294,960
Zenrin Co. Ltd.	6,800	124,408
Zensho Holdings Co. Ltd.	14,200	228,480
Zeon Corp.	28,000	233,868

		443,019,443
MALAYSIA — 0.64%
Alliance Financial Group Bhd	217,600	212,762
AMMB Holdings Bhd	264,700	279,624

100	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Astro Malaysia Holdings Bhd	275,900	$197,919
Axiata Group Bhd	383,400	535,941
Berjaya Corp. Bhd	949,100	81,608
British American Tobacco Malaysia Bhd	24,800	300,732
Bursa Malaysia Bhd	123,000	260,172
Capitaland Malaysia Mall Trust	394,800	146,456
Carlsberg Brewery Malaysia Bhd	36,900	130,177
CIMB Group Holdings Bhd	407,400	439,377
Dialog Group Bhd	731,778	273,259
DiGi.Com Bhd[a]	511,200	622,909
Gamuda Bhd	291,000	344,582
Genting Bhd	308,500	622,987
Genting Malaysia Bhd	423,500	446,337
Genting Plantations Bhd	65,000	168,309
Hong Leong Bank Bhd	92,900	299,434
Hong Leong Financial Group Bhd	36,300	135,729
IHH Healthcare Bhd	433,100	695,854
IJM Corp. Bhd	349,100	290,738
IOI Corp. Bhd	335,700	348,854
IOI Properties Group Bhd	277,173	160,700
KPJ Healthcare Bhd	163,300	171,705
Kuala Lumpur Kepong Bhd	53,900	306,146
Lafarge Malaysia Bhd	78,200	152,731
Malayan Banking Bhd[a]	400,400	788,898
Malaysia Airports Holdings Bhd	119,200	174,239
Malaysian Resources Corp. Bhd	278,900	80,165
Maxis Bhd[a]	275,900	408,038
Media Prima Bhd	371,600	132,372
MISC Bhd	171,100	315,676
Parkson Holdings Bhd[b]	455,906	87,362
Pavilion REIT	353,300	160,571
Petronas Chemicals Group Bhd	329,600	530,372
Petronas Dagangan Bhd	38,500	220,000
Petronas Gas Bhd	112,600	613,553
PPB Group Bhd	58,400	229,554
Public Bank Bhd	341,160	1,634,350
RHB Bank Bhd[a]	113,598	142,050
Sime Darby Bhd	328,000	597,902
Sunway REIT	354,200	145,317
Telekom Malaysia Bhd	145,300	243,803
Tenaga Nasional Bhd	433,800	1,532,501
UMW Holdings Bhd	100,600	140,872
WCT Holdings Bhd	256,764	98,404
YTL Corp. Bhd	637,400	261,505

Security	Shares	Value
YTL Power International Bhd	296,200	$104,057

		16,266,603
MEXICO — 0.85%
Alfa SAB de CV	338,200	553,957
Alsea SAB de CV	85,700	305,857
America Movil SAB de CV	3,866,700	2,224,667
Arca Continental SAB de CV	62,700	403,605
Bolsa Mexicana de Valores SAB de CV	125,500	222,510
Cemex SAB de CV CPO[b]	1,754,488	1,338,099
Coca-Cola Femsa SAB de CV Series L	59,300	466,475
Controladora Vuela Cia. de Aviacion SAB de CV Class Ab	145,300	264,749
Corp Inmobiliaria Vesta SAB de CV	82,000	118,164
El Puerto de Liverpool SAB de CV Series C1	25,200	244,418
Fibra Uno Administracion SA de CV	294,100	600,231
Fomento Economico Mexicano SAB de CV	228,900	2,049,340
Genomma Lab Internacional SAB de CV Series Bb	115,700	132,763
Gentera SAB de CV	177,600	330,238
Gruma SAB de CV Series B	30,510	439,117
Grupo Aeroportuario del Pacifico SAB de CV Series B	51,100	503,098
Grupo Aeroportuario del Sureste SAB de CV Series B	30,600	470,593
Grupo Bimbo SAB de CV	234,100	698,299
Grupo Carso SAB de CV Series A1	71,600	292,602
Grupo Comercial Chedraui SA de CV	53,000	120,331
Grupo Financiero Banorte SAB de CV	315,700	1,730,249
Grupo Financiero Inbursa SAB de CV Series O	315,300	507,024
Grupo Financiero Santander Mexico SAB de CV Series B	234,200	426,983
Grupo Herdez SAB de CV	66,300	137,542
Grupo Lala SAB de CV	109,600	238,249
Grupo Mexico SAB de CV Series B	456,000	1,101,258

SCHEDULES OF INVESTMENTS	101

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Grupo Simec SAB de CV Series Bb	16,263	$36,538
Grupo Televisa SAB	311,400	1,654,163
Industrias CH SAB de CV Series Ba,b	25,200	101,288
Industrias Penoles SAB de CV	19,360	498,488
Kimberly-Clark de Mexico SAB de CV Series A	188,200	425,984
La Comer SAB de CVb	97,600	86,938
Macquarie Mexico Real Estate Management SA de CV	106,300	136,104
Mexichem SAB de CV	136,100	296,799
Minera Frisco SAB de CV Series A1[b]	129,100	105,696
OHL Mexico SAB de CVb	109,300	148,403
Promotora y Operadora de Infraestructura SAB de CV	35,055	409,096
Telesites SAB de CVb	240,455	145,530
TV Azteca SAB de CV CPO	800,100	130,242
Wal-Mart de Mexico SAB de CV	655,800	1,499,781

		21,595,468
NETHERLANDS — 2.13%
Aalberts Industries NV	13,169	437,296
ABN AMRO Group NVc	28,958	538,194
Aegon NV	229,439	935,455
AerCap Holdings NVa,b	21,147	772,077
Akzo Nobel NV	30,241	1,960,034
Altice NV Class Aa,b	55,604	825,429
Altice NV Class Bb	7,087	104,809
Arcadis NV	10,960	146,766
ASM International NV	6,626	258,444
ASML Holding NV	45,888	5,077,035
BE Semiconductor Industries NV	6,045	179,609
BinckBank NV	55,407	309,423
Boskalis Westminster	10,688	392,738
Brunel International NV	8,707	178,569
Corbion NV	11,104	267,215
Eurocommercial Properties NV	6,383	282,657
Euronext NVa,c	9,980	426,317
Flow Traders[c]	5,185	183,859
Fugro NV CVA[a,b]	9,398	166,152
Gemalto NVa	10,700	705,593
Heineken Holding NV	11,854	993,650
Heineken NV	27,675	2,613,214
IMCD Group NV	7,526	319,175

Security	Shares	Value
ING Groep NV	472,285	$5,281,329
InterXion Holding NVb	11,597	439,294
Koninklijke Ahold Delhaize NV	159,524	3,810,363
Koninklijke BAM Groep NVa	46,927	184,191
Koninklijke DSM NV	21,870	1,400,358
Koninklijke KPN NV	418,935	1,378,720
Koninklijke Philips NV	112,212	2,995,234
Koninklijke Vopak NV	8,929	459,204
NN Group NV	38,505	1,038,780
NSI NV	64,175	284,113
NXP Semiconductors NVb	37,324	3,138,575
OCI NVb	14,186	216,695
PostNL NVb	59,518	228,687
Randstad Holding NV	14,608	628,586
RELX NV	123,826	2,239,728
SBM Offshore NV	24,003	320,754
TKH Group NV	8,155	297,701
TomTom NVa,b	18,580	158,820
Unilever NV CVA	199,757	9,255,683
VastNed Retail NV	7,235	303,638
Wereldhave NV	4,976	240,828
Wolters Kluwer NV	39,387	1,657,176

		54,032,167
NEW ZEALAND — 0.25%
Air New Zealand Ltd.	93,146	148,461
Auckland International Airport Ltd.	125,123	665,962
Chorus Ltd.	70,037	226,288
Contact Energy Ltd.	92,255	359,285
Fisher & Paykel Healthcare Corp. Ltd.	82,057	621,385
Fletcher Building Ltd.	85,582	598,083
Freightways Ltd.	38,042	184,918
Infratil Ltd.	49,336	119,908
Kiwi Property Group Ltd.	151,154	170,059
Mercury NZ Ltd.	87,439	197,381
Meridian Energy Ltd.	163,940	331,054
Nuplex Industries Ltd.	36,262	138,868
Precinct Properties New Zealand Ltd.	132,147	119,607
Ryman Healthcare Ltd.	53,138	365,219
Sky Network Television Ltd.	56,734	200,082
SKYCITY Entertainment Group Ltd.	93,366	341,391
Spark New Zealand Ltd.	246,505	701,340

102	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Trade Me Group Ltd.	72,818	$268,884
Xero Ltd.[b]	12,165	173,625
Z Energy Ltd.	58,554	361,904

		6,293,704
NORWAY — 0.52%
Aker ASA Class Aa	5,606	168,388
Aker Solutions ASA[b]	27,934	116,772
Atea ASA	18,915	198,180
Austevoll Seafood ASA	22,411	197,559
Bakkafrost P/F	6,485	252,766
Borregaard ASA	24,544	198,149
BW LPG Ltd.[c]	25,919	92,347
Det Norske Oljeselskap ASA[a,b]	15,630	197,813
DNB ASA	121,622	1,340,702
DNO ASA[a,b]	117,016	119,476
Gjensidige Forsikring ASA	28,052	473,922
Leroy Seafood Group ASA	5,563	267,553
Marine Harvest ASA	52,684	898,197
Norsk Hydro ASA	162,552	695,336
Norwegian Air Shuttle ASA[a,b]	5,547	199,544
Norwegian Property ASA	164,459	195,057
Opera Software ASA[a]	21,708	136,595
Orkla ASA	98,810	918,546
Salmar ASA	8,935	278,460
Schibsted ASA	10,868	342,314
Schibsted ASA Class B	10,620	313,321
SpareBank 1 SMN	37,612	210,323
Statoil ASA	138,312	2,180,702
Storebrand ASA[b]	63,789	242,118
Subsea 7 SAa,b	37,853	405,589
Telenor ASA	92,427	1,546,138
TGS Nopec Geophysical Co. ASA[a]	15,347	255,270
Yara International ASA	21,464	698,996

		13,140,133
PERU — 0.08%
Cia. de Minas Buenaventura SA ADR[b]	25,281	370,367
Credicorp Ltd.	8,760	1,404,491
Southern Copper Corp.[a]	8,860	230,271

		2,005,129
PHILIPPINES — 0.33%
Aboitiz Equity Ventures Inc.	261,630	433,181
Aboitiz Power Corp.	220,300	211,602
Alliance Global Group Inc.	316,000	108,397

Security	Shares	Value
Ayala Corp.	37,750	$697,145
Ayala Land Inc.	1,031,900	865,210
Bank of the Philippine Islands	129,477	263,846
BDO Unibank Inc.	203,630	489,300
Belle Corp.	1,180,000	80,654
DMCI Holdings Inc.	563,400	155,709
Energy Development Corp.	1,275,800	158,967
First Gen Corp.	232,500	127,823
First Philippine Holdings Corp.	29,520	44,365
Globe Telecom Inc.	4,705	226,511
GT Capital Holdings Inc.	11,595	379,034
International Container Terminal Services Inc.	97,790	132,850
JG Summit Holdings Inc.	378,742	671,300
Jollibee Foods Corp.	63,240	342,309
Manila Water Co. Inc.	283,300	156,053
Metro Pacific Investments Corp.	2,081,500	331,379
Metropolitan Bank & Trust Co.	98,377	198,278
Philippine Long Distance Telephone Co.	12,415	551,309
SM Investments Corp.	32,280	472,106
SM Prime Holdings Inc.	1,186,400	735,362
Universal Robina Corp.	107,170	455,888

		8,288,578
POLAND — 0.24%
Alior Bank SAb	16,759	217,286
Asseco Poland SA	12,024	165,373
Bank Handlowy w Warszawie SA	4,787	84,519
Bank Millennium SAb	96,917	113,961
Bank Pekao SA	20,620	653,011
Bank Zachodni WBK SA	4,948	355,697
Cyfrowy Polsat SAb	33,005	199,725
Enea SAb	54,631	153,724
Eurocash SA	13,481	181,016
Globe Trade Centre SAb	37,922	68,639
Grupa Azoty SA	7,072	131,617
Grupa Lotos SAb	14,660	109,941
KGHM Polska Miedz SA	17,117	345,197
LPP SA	190	239,763
mBank SAb	2,305	179,784
Netia SA	92,603	104,609
Orange Polska SA	104,826	145,061
PGE Polska Grupa Energetyczna SA	108,676	357,138

SCHEDULES OF INVESTMENTS	103

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Polski Koncern Naftowy ORLEN SA	41,673	$668,159
Polskie Gornictwo Naftowe i Gazownictwo SA	226,798	315,013
Powszechna Kasa Oszczednosci Bank Polski SAb	113,017	690,579
Powszechny Zaklad Ubezpieczen SA	75,429	546,110
Tauron Polska Energia SAb	149,166	117,954

		6,143,876
PORTUGAL — 0.12%
Banco BPI SA Registered[a,b,d]	105,039	130,968
Banco Comercial Portugues SA Registered[a,b]	1,354,472	30,596
CTT-Correios de Portugal SA	33,463	280,500
EDP – Energias de Portugal SA	282,082	967,765
Galp Energia SGPS SA	37,651	514,081
Jeronimo Martins SGPS SA	35,274	590,691
NOS SGPS SA	59,157	396,319
Sonae SGPS SA	211,247	164,414

		3,075,334
QATAR — 0.19%
Barwa Real Estate Co.	14,824	144,513
Commercial Bank QSC (The)	17,922	189,233
Doha Bank QSC	12,370	126,195
Ezdan Holding Group QSC	108,889	587,870
Industries Qatar QSC	19,397	562,487
Masraf Al Rayan QSC	50,594	507,114
Ooredoo QSC	10,859	283,287
Qatar Electricity & Water Co. QSC	4,480	275,575
Qatar Gas Transport Co. Ltd.	37,932	254,474
Qatar Insurance Co. SAQ	18,363	398,872
Qatar Islamic Bank SAQ	9,702	282,410
Qatar National Bank SAQ	26,445	1,100,922
Vodafone Qatar QSC	55,892	178,195

		4,891,147
RUSSIA — 0.42%
Gazprom PJSC ADR	575,507	2,342,314
LSR Group PJSC GDR[d]	152,925	458,010
Lukoil PJSC ADR	44,538	1,935,532
Magnit PJSC GDR[d]	31,520	1,209,422
Mechel PJSC[b]	72,014	105,140
MegaFon PJSC GDR[d]	20,495	202,491
Mobile TeleSystems PJSC ADR	65,668	583,789

Security	Shares	Value
Novatek OJSC GDR[d]	11,392	$1,136,922
PhosAgro PJSC GDR[d]	25,568	352,838
Sberbank of Russia PJSC ADR	240,753	2,094,792
Sistema JSFC GDR[d]	39,362	320,407

		10,741,657
SINGAPORE — 1.07%
AIMS AMP Capital Industrial REIT	261,025	285,687
ARA Asset Management Ltd.[a]	202,948	199,457
Ascendas India Trust	359,500	271,679
Ascendas REIT	285,295	520,417
Ascott Residence Trust[a]	149,700	125,948
Cache Logistics Trust[a]	520,600	335,283
Cambridge Industrial Trust	712,600	291,810
CapitaLand Commercial Trust	265,600	297,616
CapitaLand Ltd.	265,600	626,872
CapitaLand Mall Trust	329,800	525,480
CapitaLand Retail China Trust	156,140	177,287
CDL Hospitality Trusts	184,400	201,823
City Developments Ltd.[a]	54,800	347,218
ComfortDelGro Corp. Ltd.	277,500	582,645
DBS Group Holdings Ltd.[a]	210,200	2,411,721
First REIT	229,400	222,039
First Resources Ltd.[a]	125,400	150,786
Frasers Centrepoint Trust	108,800	173,354
Frasers Commercial Trust	252,000	251,418
Genting Singapore PLC	769,800	449,924
Global Logistic Properties Ltd.	328,900	468,948
Golden Agri-Resources Ltd.	860,000	230,512
Hutchison Port Holdings Trust	675,400	320,815
Hyflux Ltd.[a]	586,900	253,445
Indofood Agri Resources Ltd.[a]	291,900	99,973
Jardine Cycle & Carriage Ltd.[a]	13,122	383,275
Jardine Matheson Holdings Ltd.	31,500	1,867,950
Kenon Holdings Ltd./Singapore[a,b]	15,814	187,167
Keppel Corp. Ltd.[a]	175,800	687,179
Keppel REIT	154,760	122,716
Lippo Malls Indonesia Retail Trust	871,300	243,271
M1 Ltd./Singapore[a]	75,800	147,864
Mapletree Commercial Trust[a]	200,800	236,965
Mapletree Industrial Trust	240,800	324,509
Mapletree Logistics Trust	222,500	174,773
Midas Holdings Ltd.[a]	851,600	155,344
Noble Group Ltd.[a,b]	1,748,000	210,838

104	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
OUE Hospitality Trust[a]	237,566	$129,122
Oversea-Chinese Banking Corp. Ltd.	353,650	2,264,455
Parkway Life REIT	108,600	206,187
Perennial Real Estate Holdings Ltd.[a]	149,772	97,016
Sabana Shari’ah Compliant Industrial REIT	719,665	283,987
SATS Ltd.[a]	98,000	318,859
SembCorp Industries Ltd.[a]	133,900	276,154
Sembcorp Marine Ltd.[a]	118,900	124,822
Singapore Airlines Ltd.	67,800	554,273
Singapore Exchange Ltd.	97,900	548,870
Singapore Post Ltd.[a]	214,800	229,497
Singapore Press Holdings Ltd.	41,000	115,390
Singapore Technologies Engineering Ltd.	191,000	467,865
Singapore Telecommunications Ltd.	943,100	2,935,119
SMRT Corp. Ltd.[a]	133,700	162,260
Starhill Global REIT[a]	220,200	131,159
StarHub Ltd.	74,700	218,021
Suntec REIT	241,200	299,906
United Engineers Ltd.	69,800	119,529
United Overseas Bank Ltd.	150,700	2,042,097
UOL Group Ltd.	28,800	123,726
Venture Corp. Ltd.[a]	37,000	245,179
Wilmar International Ltd.	218,400	502,461
Wing Tai Holdings Ltd.	129,700	168,028
Yangzijiang Shipbuilding Holdings Ltd.	248,500	160,967

		27,288,957
SOUTH AFRICA — 1.63%
Adcock Ingram Holdings Ltd.	42,109	145,375
Aeci Ltd.	30,265	206,286
African Rainbow Minerals Ltd.	19,158	136,385
Anglo American Platinum Ltd.[b]	7,029	223,095
AngloGold Ashanti Ltd.[b]	53,389	1,167,410
Aspen Pharmacare Holdings Ltd.	44,024	1,190,868
AVI Ltd.	44,551	288,330
Barclays Africa Group Ltd.	53,363	590,831
Barloworld Ltd.	32,363	192,292
Bid Corp. Ltd.[b]	39,632	740,495
Bidvest Group Ltd. (The)	39,592	455,524
Brait SEb	43,159	388,409

Security	Shares	Value
Capitec Bank Holdings Ltd.	5,512	$244,726
Clicks Group Ltd.	41,566	372,574
Coronation Fund Managers Ltd.	33,909	180,442
Discovery Ltd.	48,331	435,756
Emira Property Fund Ltd.	186,512	197,773
FirstRand Ltd.	421,905	1,478,783
Fortress Income Fund Ltd.	113,726	299,430
Foschini Group Ltd. (The)	28,158	302,643
Gold Fields Ltd.	104,567	646,651
Grindrod Ltd.	126,867	105,791
Growthpoint Properties Ltd.	228,495	434,310
Harmony Gold Mining Co. Ltd.[b]	51,670	233,359
Hyprop Investments Ltd.	31,114	302,813
Impala Platinum Holdings Ltd.[b]	73,685	324,229
Imperial Holdings Ltd.	20,793	248,592
Investec Ltd.	26,636	160,723
JSE Ltd.	19,125	234,403
Liberty Holdings Ltd.	18,172	160,576
Life Healthcare Group Holdings Ltd.	102,378	278,783
Massmart Holdings Ltd.	19,034	199,100
MMI Holdings Ltd./South Africa	136,751	228,461
Mondi Ltd.	14,969	303,602
Mr. Price Group Ltd.	30,603	505,304
MTN Group Ltd.	208,058	2,105,344
Murray & Roberts Holdings Ltd.	176,160	163,796
Nampak Ltd.	85,419	130,689
Naspers Ltd. Class N	54,771	8,612,041
Nedbank Group Ltd.	22,430	321,977
Netcare Ltd.	113,317	262,796
New Europe Property Investments PLC	32,737	392,027
Northam Platinum Ltd.[b]	41,877	155,207
Omnia Holdings Ltd.	21,053	250,410
Pick n Pay Holdings Ltd.	64,376	177,390
Pick n Pay Stores Ltd.	34,790	196,398
Pioneer Foods Group Ltd.	18,365	237,130
PSG Group Ltd.	14,389	205,751
Rand Merchant Investment Holdings Ltd.	112,446	359,328
Redefine Properties Ltd.	466,818	403,747
Remgro Ltd.	60,578	1,137,012
Resilient REIT Ltd.	37,498	365,161
Reunert Ltd.	26,176	118,012
RMB Holdings Ltd.	84,659	379,845

SCHEDULES OF INVESTMENTS	105

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Sanlam Ltd.	194,168	$916,006
Sappi Ltd.[b]	76,297	388,667
Sasol Ltd.	68,348	1,817,979
Shoprite Holdings Ltd.	51,947	761,799
Sibanye Gold Ltd.	100,188	463,974
SPAR Group Ltd. (The)	24,884	371,707
Standard Bank Group Ltd.	159,488	1,593,960
Steinhoff International Holdings NV Class H	355,091	2,248,167
Sun International Ltd./South Africa	31,003	186,962
Super Group Ltd./South Africa[b]	63,031	184,778
Telkom SA SOC Ltd.	34,703	161,261
Tiger Brands Ltd.	20,279	570,293
Tongaat Hulett Ltd.	19,369	166,934
Truworths International Ltd.	57,006	367,087
Vodacom Group Ltd.	44,922	521,482
Wilson Bayly Holmes-Ovcon Ltd.	24,628	212,295
Woolworths Holdings Ltd./South Africa	129,927	838,157

		41,349,693
SOUTH KOREA — 3.30%
Amicogen Inc.	2,051	106,931
AmorePacific Corp.	4,271	1,479,398
AmorePacific Group	4,406	568,377
Asiana Airlines Inc.[b]	31,164	134,377
BGF retail Co. Ltd.	1,616	287,811
Binggrae Co. Ltd.	2,516	141,281
BNK Financial Group Inc.	31,761	249,801
Celltrion Inc.[b]	10,656	990,304
Chabiotech Co. Ltd.[b]	12,910	184,980
Cheil Worldwide Inc.	7,363	118,318
CJ CGV Co. Ltd.	2,577	210,964
CJ CheilJedang Corp.	1,179	414,174
CJ Corp.	2,042	365,506
CJ E&M Corp.	3,761	238,724
CJ Korea Express Corp.[b]	1,532	274,219
CJ O Shopping Co. Ltd.	955	138,115
Com2uSCorp.[b]	1,793	185,038
Cosmax Inc.	1,302	168,540
Coway Co. Ltd.	6,576	503,114
Daelim Industrial Co. Ltd.	3,391	254,291
Daesang Corp.	4,729	128,341
Daewoo Engineering & Construction Co. Ltd.[b]	22,828	126,760

Security	Shares	Value
DGB Financial Group Inc.	18,896	$151,991
Dong-A Socio Holdings Co. Ltd.	761	111,417
Dong-A ST Co. Ltd.	945	97,440
Dongbu Insurance Co. Ltd.	6,037	342,230
Dongkuk Steel Mill Co. Ltd.[b]	16,610	134,493
Dongwon Industries Co. Ltd.	578	146,029
Doosan Heavy Industries & Construction Co. Ltd.	7,522	175,938
Doosan Infracore Co. Ltd.[b]	15,402	109,587
E-MART Inc.	2,377	346,953
Fila Korea Ltd.	2,189	172,752
Gamevil Inc.[b]	2,039	141,983
GemVax & Kael Co. Ltd.[b]	7,110	115,839
Grand Korea Leisure Co. Ltd.	7,832	182,140
Green Cross Corp./South Korea	1,157	180,757
Green Cross Holdings Corp.	5,215	159,688
GS Engineering & Construction Corp.[b]	8,032	205,792
GS Holdings Corp.	7,373	316,602
GS Retail Co. Ltd.	4,384	197,254
Halla Holdings Corp.	2,133	119,965
Hana Financial Group Inc.	36,055	886,770
Hana Tour Service Inc.	2,031	130,728
Handsome Co. Ltd.	4,604	160,091
Hanjin Kal Corp.	9,921	156,323
Hankook Tire Co. Ltd.	9,243	447,235
Hanmi Pharm Co. Ltd.	683	372,551
Hanmi Science Co. Ltd.	1,758	225,998
Hanon Systems	34,545	353,114
Hansol Holdings Co. Ltd.[b]	28,513	181,237
Hanssem Co. Ltd.	2,127	326,603
Hanwha Chemical Corp.	14,199	323,871
Hanwha Corp.	6,608	210,012
Hanwha Life Insurance Co. Ltd.	40,332	207,754
Hanwha Techwin Co. Ltd.	4,530	218,786
Hotel Shilla Co. Ltd.	4,064	216,234
Huchems Fine Chemical Corp.	8,672	150,965
Hyosung Corp.	2,567	318,540
Hyundai Department Store Co. Ltd.	1,853	205,126
Hyundai Development Co.- Engineering & Construction	5,171	204,504
Hyundai Engineering & Construction Co. Ltd.	8,817	289,663
Hyundai Glovis Co. Ltd.	2,591	388,598

106	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Hyundai Greenfood Co. Ltd.	10,276	$170,173
Hyundai Heavy Industries Co. Ltd.[b]	5,453	610,946
Hyundai Home Shopping Network Corp.	1,718	186,347
Hyundai Livart Furniture Co. Ltd.	4,454	103,581
Hyundai Marine & Fire Insurance Co. Ltd.	5,740	155,267
Hyundai Mipo Dockyard Co. Ltd.[b]	2,119	152,094
Hyundai Mobis Co. Ltd.	8,474	1,929,090
Hyundai Motor Co.	17,806	2,098,283
Hyundai Securities Co. Ltd.	24,590	151,033
Hyundai Steel Co.	11,548	521,652
Hyundai Wia Corp.	1,824	139,876
iMarketKorea Inc.	10,041	112,498
Industrial Bank of Korea	31,076	328,751
JB Financial Group Co. Ltd.	26,032	138,741
Kakao Corp.	4,453	361,360
Kangwon Land Inc.	17,691	647,530
KB Financial Group Inc.	48,046	1,509,815
KB Insurance Co. Ltd.	9,073	230,035
KCC Corp.	743	261,673
KEPCO Plant Service & Engineering Co. Ltd.	3,751	229,718
Kia Motors Corp.	32,797	1,234,115
KIWOOM Securities Co. Ltd.	3,209	226,605
Kolon Industries Inc.	3,057	237,704
Komipharm International Co. Ltd.[b]	5,237	141,427
Korea Aerospace Industries Ltd. Class A	7,962	572,903
Korea Electric Power Corp.	31,933	1,747,527
Korea Gas Corp.	4,860	183,527
Korea Investment Holdings Co. Ltd.	6,618	277,092
Korea Kolmar Co. Ltd.	2,835	240,183
Korea Zinc Co. Ltd.	1,271	577,547
Korean Air Lines Co. Ltd.[b]	7,902	201,051
Korean Reinsurance Co.	23,790	256,983
KT Corp.	6,005	170,208
KT Skylife Co. Ltd.	8,360	136,578
KT&G Corp.	13,044	1,409,029
Kumho Petrochemical Co. Ltd.	3,249	176,061
Kumho Tire Co. Inc.[b]	23,260	206,613
Kwangju Bank	24,875	210,743

Security	Shares	Value
LF Corp.	8,563	$159,388
LG Chem Ltd.	5,950	1,293,421
LG Corp.	13,899	787,918
LG Display Co. Ltd.	28,330	784,029
LG Electronics Inc.	14,377	686,667
LG Hausys Ltd.	1,564	176,625
LG Household & Health Care Ltd.	1,171	1,053,759
LG Innotek Co. Ltd.	2,394	191,067
LG International Corp.	5,590	181,900
LG Life Sciences Ltd.[b]	2,500	162,255
LG Uplus Corp.	31,948	312,307
Lotte Chemical Corp.	2,103	569,799
Lotte Chilsung Beverage Co. Ltd.	108	159,086
Lotte Confectionery Co. Ltd.	1,074	181,693
LOTTE Fine Chemical Co. Ltd.	4,607	146,212
Lotte Food Co. Ltd.	181	131,531
Lotte Shopping Co. Ltd.	1,520	261,893
LS Corp.	2,157	102,636
LS Industrial Systems Co. Ltd.	3,096	119,816
Mando Corp.	1,457	338,187
Medipost Co. Ltd.[b]	1,463	110,102
Medy-Tox Inc.	802	310,519
Meritz Fire & Marine Insurance Co. Ltd.	14,972	205,169
Mirae Asset Daewoo Co. Ltd.	31,858	258,243
Mirae Asset Securities Co. Ltd.	11,633	275,727
Namyang Dairy Products Co. Ltd.	224	136,382
NAVER Corp.	3,132	1,985,198
NCsoft Corp.	2,137	478,853
Nexen Tire Corp.	9,585	115,090
NH Investment & Securities Co. Ltd.	21,331	198,047
NHN Entertainment Corp.[b]	1,704	100,249
NongShim Co. Ltd.	875	262,855
OCI Co. Ltd.[a,b]	2,400	199,259
Orion Corp./Republic of Korea	437	359,306
Paradise Co. Ltd.	9,539	136,679
Poongsan Corp.	6,423	178,042
POSCO	8,674	1,753,927
Posco Daewoo Corp.	8,423	160,542
S-1 Corp.	2,793	253,082
S-Oil Corp.	6,671	455,592
Samsung C&T Corp.	9,991	1,208,571

SCHEDULES OF INVESTMENTS	107

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Samsung Card Co. Ltd.	5,799	$223,387
Samsung Electro-Mechanics Co. Ltd.	6,824	336,281
Samsung Electronics Co. Ltd.	12,698	17,446,076
Samsung Engineering Co. Ltd.[b]	19,362	183,223
Samsung Fire & Marine Insurance Co. Ltd.	4,483	1,066,571
Samsung Life Insurance Co. Ltd.	10,367	900,513
Samsung SDI Co. Ltd.	6,701	631,126
Samsung SDS Co. Ltd.	4,799	672,627
Samsung Securities Co. Ltd.	6,983	235,645
Seah Besteel Corp.	4,190	100,247
Seegene Inc.[b]	4,793	155,324
Seoul Semiconductor Co. Ltd.	8,360	125,010
SFA Engineering Corp.	2,696	145,372
Shinhan Financial Group Co. Ltd.	53,073	1,892,841
Shinsegae Co. Ltd.	899	146,068
SK Chemicals Co. Ltd.	2,924	174,372
SK Holdings Co. Ltd.	6,044	1,125,005
SK Hynix Inc.	72,426	2,224,215
SK Innovation Co. Ltd.	8,094	1,054,969
SK Networks Co. Ltd.	21,685	120,219
SK Telecom Co. Ltd.	2,618	537,553
SKC Co. Ltd.	5,651	150,841
SM Entertainment Co.[b]	4,714	130,459
Sung Kwang Bend Co. Ltd.	26,998	222,463
Sungwoo Hitech Co. Ltd.	22,424	163,753
TK Corp.	32,594	253,152
Tongyang Life Insurance Co. Ltd.	13,279	127,438
ViroMed Co. Ltd.[b]	1,869	212,403
Whanin Pharmaceutical Co. Ltd.	12,529	180,640
Woori Bank	36,169	326,123
YG Entertainment Inc.	5,963	202,821
Youngone Corp.	4,472	141,528
Youngone Holdings Co. Ltd.	2,753	148,937
Yuhan Corp.	951	259,792
Yungjin Pharmaceutical Co. Ltd.[b]	10,286	99,173

		83,955,066
SPAIN — 2.04%
Abertis Infraestructuras SA	82,486	1,297,817
Acciona SA	4,348	321,242
Acerinox SA	24,409	326,316
ACS Actividades de Construccion y Servicios SA	26,957	773,211
Aena SAc	8,907	1,284,873

Security	Shares	Value
Almirall SA	15,674	$251,870
Amadeus IT Holding SA Class A	57,206	2,686,447
Applus Services SA	29,707	315,921
Atresmedia Corp. de Medios de Comunicacion SAa	19,334	202,582
Axiare Patrimonio SOCIMI SA	21,676	295,718
Banco Bilbao Vizcaya Argentaria SA	820,960	4,796,753
Banco de Sabadell SA	685,449	937,434
Banco Popular Espanol SAa	463,890	649,469
Banco Santander SA	1,811,709	7,686,433
Bankia SA	685,925	526,187
Bankinter SA	95,772	668,286
Bolsas y Mercados Espanoles SHMSF SAa	298	8,952
CaixaBank SA	351,884	884,182
Cellnex Telecom SAU[c]	22,224	393,407
Construcciones y Auxiliar de Ferrocarriles SA	631	229,996
Corp Financiera Alba SA	4,430	188,543
Distribuidora Internacional de Alimentacion SA	82,131	512,576
Ebro Foods SA	13,606	310,384
Enagas SA	1,356	41,351
Endesa SA	38,689	813,147
Faes Farma SA	107,177	423,073
Ferrovial SA	61,481	1,272,928
Gamesa Corp. Tecnologica SA	32,101	680,068
Gas Natural SDG SA	42,662	882,814
Grifols SA	42,942	941,670
Grupo Catalana Occidente SA	8,615	242,192
Hispania Activos Inmobiliarios SOCIMI SA	29,572	395,835
Iberdrola SA	681,361	4,682,074
Iberdrola SA New[b]	13,695	94,109
Indra Sistemas SAa,b	19,657	238,389
Industria de Diseno Textil SA	137,003	4,740,122
Inmobiliaria Colonial SA	39,005	308,549
International Consolidated Airlines Group SA	111,994	604,521
Mapfre SA	159,774	391,639
Mediaset Espana Comunicacion SA	33,046	379,884
Merlin Properties SOCIMI SA	33,176	379,895
NH Hotel Group SAa,b	48,640	221,374

108	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Prosegur Cia. de Seguridad SA	45,375	$308,503
Red Electrica Corp. SA	3,720	85,236
Repsol SA	138,705	1,748,831
Sacyr SA	95,207	167,683
Tecnicas Reunidas SAa	6,601	204,137
Telefonica SA	555,665	5,448,196
Viscofan SA	6,893	368,833
Zardoya Otis SA	23,823	233,900

		51,847,552
SWEDEN — 2.18%
AAK AB	4,611	341,770
AF AB Class B	15,192	276,836
Alfa Laval AB	37,419	591,537
Assa Abloy AB	126,989	2,794,728
Atlas Copco AB Class A	93,658	2,637,403
Atlas Copco AB Class B	39,164	1,004,641
Axfood AB	12,542	226,048
B&M European Value Retail SA	93,154	318,230
Betsson ABa	21,291	200,475
BillerudKorsnas AB	26,782	467,007
Boliden AB	36,792	811,430
Bonava AB Class Bb	17,344	202,639
Castellum AB	33,736	511,571
Clas Ohlson AB Class B	11,603	194,099
Electrolux AB Class B	31,570	857,563
Elekta AB Class Ba	51,124	407,990
Fabege AB	21,000	376,028
Fastighets AB Balder Class Bb	16,475	451,579
Fingerprint Cards AB Class Ba,b	40,953	478,714
Getinge AB Class B	27,960	568,479
Hennes & Mauritz AB Class B	119,299	3,613,893
Hexagon AB Class B	33,596	1,328,738
Hexpol ABa	35,841	319,836
Holmen AB Class B	6,845	232,461
Hufvudstaden AB Class A	19,915	333,496
Husqvarna AB Class B	62,509	538,037
ICA Gruppen AB	10,444	350,402
Industrivarden AB Class C	18,702	315,594
Indutrade AB	16,433	348,171
Intrum Justitia AB	11,307	363,853
Investor AB Class B	53,820	1,859,298
JM AB	13,160	342,209
Kinnevik AB Class B	29,520	754,830
Kungsleden AB	28,548	213,272

Security	Shares	Value
L E Lundbergforetagen AB Class B	6,712	$405,077
Lindab International AB	30,383	284,660
Loomis AB Class B	10,484	303,337
Lundin Petroleum ABb	24,092	399,774
Meda AB Class A	34,983	654,286
Mekonomen AB	9,536	221,263
Millicom International Cellular SA SDR	8,924	477,918
Modern Times Group MTG AB Class B	9,014	235,665
NCC AB Class B	12,463	301,446
NetEnt AB	35,035	297,453
Nibe Industrier AB Class B	51,912	447,129
Nobia AB	21,517	202,603
Nordea Bank AB	370,741	3,312,748
Oriflame Holding AGb	7,409	191,359
Peab AB	27,467	221,451
Ratos AB Class B	27,672	140,251
Saab AB	10,242	352,626
Sandvik AB	137,553	1,478,146
Securitas AB Class B	39,974	659,566
Skandinaviska Enskilda Banken AB Class A	185,832	1,634,365
Skanska AB Class B	44,320	944,736
SKF AB Class B	53,122	844,135
SSAB AB Class Aa,b	69,642	219,615
SSAB AB Class Bb	39,396	97,781
Svenska Cellulosa AB SCA Class B	76,243	2,273,870
Svenska Handelsbanken AB Class A	185,875	2,243,552
Swedbank AB Class A	111,060	2,340,051
Swedish Match AB	27,756	1,015,146
Swedish Orphan Biovitrum ABa,b	25,615	328,090
Tele2 AB Class B	40,507	343,199
Telefonaktiebolaget LM Ericsson Class B	382,702	2,861,273
Telia Co. AB	317,686	1,453,774
Trelleborg AB Class B	33,083	604,794
Unibet Group PLC	41,243	421,449
Volvo AB Class B	194,640	2,080,199
Wallenstam AB Class B	30,757	269,062
Wihlborgs Fastigheter AB	13,639	303,199

		55,497,905

SCHEDULES OF INVESTMENTS	109

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
SWITZERLAND — 5.90%
ABB Ltd. Registered	237,349	$5,059,123
Actelion Ltd. Registered	13,358	2,375,953
Adecco Group AG Registered	19,884	1,094,551
Allreal Holding AG Registered	2,437	361,093
Aryzta AG	10,668	402,347
Ascom Holding AG Registered	23,364	400,098
Baloise Holding AG Registered	5,717	645,969
Banque Cantonale Vaudoise Registered	334	226,710
Barry Callebaut AG Registered	269	352,933
Basilea Pharmaceutica AG Registered[a,b]	3,382	247,233
BKW AG	5,917	272,447
Bucher Industries AG Registered	1,254	312,316
Burckhardt Compression Holding AG	874	262,485
Cembra Money Bank AG	6,451	464,576
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	114	672,358
Chocoladefabriken Lindt & Sprungli AG Registered	12	850,225
Cie. Financiere Richemont SA Class A Registered	63,830	3,893,402
Clariant AG Registered	35,203	614,491
Credit Suisse Group AG Registered	228,941	2,641,308
dorma+kaba Holding AG Class B	545	399,537
Dufry AG Registered[a,b]	5,857	676,332
EFG International AGa	32,787	156,734
Emmi AG	400	258,679
EMS-Chemie Holding AG Registered	1,084	595,025
Flughafen Zuerich AG	2,752	517,397
Forbo Holding AG Registered	219	280,987
Galenica AG Registered	529	684,205
GAM Holding AG	33,079	364,521
Gategroup Holding AG	5,407	280,854
Geberit AG Registered	4,659	1,802,955
Georg Fischer AG Registered	598	489,129
Givaudan SA Registered	1,164	2,399,181
Helvetia Holding AG Registered	796	401,109
Huber & Suhner AG Registered	7,824	456,592
Implenia AG Registered	4,908	335,173

Security	Shares	Value
Julius Baer Group Ltd.	27,039	$1,112,951
Kudelski SA Bearer	16,557	353,771
Kuehne + Nagel International AG Registered	5,510	775,374
LafargeHolcim Ltd. Registered	55,254	2,636,778
Leonteq AGa	2,517	163,946
Logitech International SA Registered	20,480	410,045
Lonza Group AG Registered	6,760	1,277,926
Meyer Burger Technology AGa,b	49,086	205,700
Mobimo Holding AG Registered	2,370	572,361
Nestle SA Registered	393,524	31,638,279
Novartis AG Registered	281,909	23,423,139
OC Oerlikon Corp. AG Registered	30,180	283,235
Panalpina Welttransport Holding AG Registered	2,284	310,063
Pargesa Holding SA Bearer	2,645	184,735
Partners Group Holding AG	2,322	1,065,556
PSP Swiss Property AG Registered	4,741	479,521
Roche Holding AG	86,610	22,180,118
Schindler Holding AG Participation Certificates	4,550	875,208
Schindler Holding AG Registered	3,222	624,097
Schmolz + Bickenbach AG Registered[b]	304,317	204,673
Schweiter Technologies AG Bearer	475	481,660
SGS SA Registered	646	1,433,773
Sika AG Bearer	273	1,284,141
Sonova Holding AG Registered	6,686	918,724
St Galler Kantonalbank AG Registered	593	244,361
Straumann Holding AG Registered	1,710	655,106
Sulzer AG Registered	1,777	181,111
Sunrise Communications Group AGc	4,769	309,150
Swatch Group AG (The) Bearer	3,469	912,073
Swatch Group AG (The) Registered	7,296	373,689
Swiss Life Holding AG Registered	3,508	803,996
Swiss Prime Site AG Registered	6,390	588,783

110	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Swiss Re AG	39,046	$3,286,660
Swisscom AG Registered	2,848	1,405,950
Syngenta AG Registered	11,477	4,525,723
Tecan Group AG Registered	2,504	403,666
Temenos Group AG Registered	8,913	552,884
U-Blox AG	1,868	474,321
UBS Group AG	448,264	6,192,068
Valiant Holding AG Registered	3,336	318,947
Vontobel Holding AG Registered	4,686	216,493
Zurich Insurance Group AG	18,495	4,457,019

		150,045,802
TAIWAN — 2.88%
Acer Inc.	424,148	201,956
Advanced Semiconductor Engineering Inc.	806,000	959,434
Advantech Co. Ltd.	44,193	343,322
Airtac International Group	22,550	168,827
AmTRAN Technology Co. Ltd.	332,000	230,361
Asia Cement Corp.	305,329	279,285
Asustek Computer Inc.	87,000	756,273
AU Optronics Corp.	1,222,000	495,721
BES Engineering Corp.	1,513,000	257,830
Capital Securities Corp.	374,000	102,161
Career Technology MFG. Co. Ltd.	487,000	275,361
Catcher Technology Co. Ltd.	84,000	584,156
Cathay Financial Holding Co. Ltd.	1,039,629	1,167,519
Chailease Holding Co. Ltd.	124,988	221,606
Chang Hwa Commercial Bank Ltd.	608,441	326,873
Cheng Loong Corp.	435,000	152,617
Cheng Shin Rubber Industry Co. Ltd.	263,500	549,732
Cheng Uei Precision Industry Co. Ltd.	65,000	88,165
Chicony Electronics Co. Ltd.	75,771	187,274
Chin-Poon Industrial Co. Ltd.	67,000	146,916
China Airlines Ltd.	477,000	140,457
China Bills Finance Corp.	445,000	169,368
China Development Financial Holding Corp.	1,577,000	383,345
China Life Insurance Co. Ltd./Taiwan	422,654	348,869
China Man-Made Fiber Corp.[b]	816,000	198,869

Security	Shares	Value
China Petrochemical Development Corp.[b]	360,050	$85,493
China Steel Chemical Corp.	35,000	115,121
China Steel Corp.	1,403,575	969,484
China Synthetic Rubber Corp.	230,270	166,988
Chipbond Technology Corp.	113,000	154,157
Chroma ATE Inc.	60,000	151,302
Chunghwa Telecom Co. Ltd.	468,000	1,663,941
CMC Magnetics Corp.[b]	1,482,044	181,988
Compal Electronics Inc.	505,000	317,177
Compeq Manufacturing Co. Ltd.	279,000	145,954
Coretronic Corp.	127,500	120,219
CTBC Financial Holding Co. Ltd.	2,023,167	1,115,426
CTCI Corp.	114,000	160,699
Delta Electronics Inc.	245,000	1,289,353
Dynapack International Technology Corp.	259,000	359,012
E Ink Holdings Inc.[b]	179,000	105,977
E.Sun Financial Holding Co. Ltd.	958,633	534,526
Eclat Textile Co. Ltd.	28,260	316,479
Elan Microelectronics Corp.	152,000	179,983
Epistar Corp.	189,000	145,644
Eternal Materials Co. Ltd.	231,394	241,013
EVA Airways Corp.[b]	410,852	195,625
Everlight Electronics Co. Ltd.	87,000	141,443
Far Eastern Department Stores Ltd.	165,702	94,730
Far Eastern International Bank	288,347	84,093
Far Eastern New Century Corp.	323,071	251,996
Far EasTone Telecommunications Co. Ltd.	200,000	459,230
Faraday Technology Corp.	181,400	212,523
Feng Hsin Steel Co. Ltd.	88,000	115,916
Feng TAY Enterprise Co. Ltd.	52,628	237,397
Firich Enterprises Co. Ltd.	50,923	102,889
First Financial Holding Co. Ltd.	1,038,797	575,971
FLEXium Interconnect Inc.	54,549	145,245
Formosa Chemicals & Fibre Corp.	390,660	1,016,942
Formosa Petrochemical Corp.	175,000	497,760
Formosa Plastics Corp.	481,040	1,172,349
Formosa Taffeta Co. Ltd.	98,000	92,864
Foxconn Technology Co. Ltd.	130,978	317,157
Fubon Financial Holding Co. Ltd.	845,000	1,049,533
Giant Manufacturing Co. Ltd.	40,000	269,398

SCHEDULES OF INVESTMENTS	111

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Gigabyte Technology Co. Ltd.	201,000	$255,004
Gloria Material Technology Corp.	577,408	292,114
Goldsun Building Materials Co. Ltd.	545,000	138,627
Grand Pacific Petrochemical	292,000	153,670
Great Wall Enterprise Co. Ltd.	270,000	228,785
Hermes Microvision Inc.	7,000	297,121
Highwealth Construction Corp.	117,670	179,327
Hiwin Technologies Corp.	38,817	190,297
Hon Hai Precision Industry Co. Ltd.	1,716,966	4,727,667
Hotai Motor Co. Ltd.	34,000	340,820
HTC Corp.	98,000	291,946
Hua Nan Financial Holdings Co. Ltd.	770,641	420,047
Huaku Development Co. Ltd.	93,000	155,277
Innolux Corp.	1,122,414	414,889
Inotera Memories Inc.[b]	348,000	283,432
Inventec Corp.	348,000	269,805
Kenda Rubber Industrial Co. Ltd.	94,139	150,396
Kerry TJ Logistics Co. Ltd.	112,000	150,512
King Yuan Electronics Co. Ltd.	225,000	215,323
King’s Town Bank Co. Ltd.	208,000	152,467
Kinsus Interconnect Technology Corp.	60,000	129,311
Largan Precision Co. Ltd.	13,000	1,392,726
LCY Chemical Corp.[b]	97,000	118,200
Lite-On Technology Corp.	297,406	445,322
Makalot Industrial Co. Ltd.	39,337	203,321
MediaTek Inc.	187,970	1,433,784
Medigen Biotechnology Corp.[b]	4,000	10,137
Mega Financial Holding Co. Ltd.	1,339,941	1,049,354
Merida Industry Co. Ltd.	34,350	158,714
Micro-Star International Co. Ltd.	122,000	265,990
Microbio Co. Ltd.[b]	324,689	264,955
MIN AIK Technology Co. Ltd.	136,000	174,031
Mitac Holdings Corp.	135,500	117,575
Nan Ya Plastics Corp.	564,300	1,067,685
Nien Made Enterprise Co. Ltd.	28,000	292,078
Novatek Microelectronics Corp.	83,000	291,201
OBI Pharma Inc.[b]	18,000	277,981
Oriental Union Chemical Corp.	115,000	70,607
PChome Online Inc.	14,205	159,302
Pegatron Corp.	250,000	613,194
Pou Chen Corp.	294,000	400,620

Security	Shares	Value
Powertech Technology Inc.	101,000	$256,906
President Chain Store Corp.	75,000	608,495
Prince Housing & Development Corp.	363,521	120,707
Qisda Corp.	331,000	119,758
Quanta Computer Inc.	374,000	760,348
Radiant Opto-Electronics Corp.	76,060	121,751
Radium Life Tech Co. Ltd.	658,686	208,399
Realtek Semiconductor Corp.	79,020	285,901
Ruentex Development Co. Ltd.[b]	125,310	149,950
Ruentex Industries Ltd.	74,616	119,206
Shin Kong Financial Holding Co. Ltd.	1,068,564	216,906
Shin Zu Shing Co. Ltd.	37,000	125,176
Shinkong Synthetic Fibers Corp.	445,000	119,464
Siliconware Precision Industries Co. Ltd.	286,377	430,602
Simplo Technology Co. Ltd.	57,000	200,874
Sino-American Silicon Products Inc.	133,000	144,986
SinoPac Financial Holdings Co. Ltd.	1,201,433	387,644
Solar Applied Materials Technology Co.[b]	416,000	114,024
St. Shine Optical Co. Ltd.	8,000	193,215
Standard Foods Corp.	55,772	138,543
Synnex Technology International Corp.	167,000	197,221
Taichung Commercial Bank Co. Ltd.	274,566	79,472
TaiMed Biologics Inc.[b]	26,000	176,738
Tainan Spinning Co. Ltd.	180,816	81,563
Taishin Financial Holding Co. Ltd.	970,929	389,308
Taiwan Business Bank[b]	423,655	111,610
Taiwan Cement Corp.	421,000	447,073
Taiwan Cooperative Financial Holding Co. Ltd.	761,936	356,826
Taiwan Fertilizer Co. Ltd.	60,000	83,639
Taiwan Hon Chuan Enterprise Co. Ltd.	143,696	208,637
Taiwan Mobile Co. Ltd.	208,000	716,725
Taiwan Secom Co. Ltd.	41,105	120,651
Taiwan Semiconductor Manufacturing Co. Ltd.	3,096,000	16,729,631

112	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Tatung Co. Ltd.[b]	1,384,000	$231,946
Teco Electric and Machinery Co. Ltd.	251,000	222,120
Tong Hsing Electronic Industries Ltd.	43,000	159,618
Transcend Information Inc.	34,000	101,927
Tripod Technology Corp.	81,000	165,689
TSRC Corp.	134,100	117,411
TTY Biopharm Co. Ltd.	42,965	146,703
Tung Ho Steel Enterprise Corp.	178,000	101,760
TXC Corp.	196,000	265,238
Uni-President Enterprises Corp.	618,292	1,262,809
Unimicron Technology Corp.	235,000	100,116
United Microelectronics Corp.	1,479,000	551,330
USI Corp.	293,000	118,401
Vanguard International Semiconductor Corp.	140,000	253,485
Walsin Lihwa Corp.[b]	472,000	136,027
Waterland Financial Holdings Co. Ltd.	629,446	160,896
Win Semiconductors Corp.	100,621	184,391
Winbond Electronics Corp.[b]	503,000	151,106
Wistron Corp.	329,514	261,667
Wistron NeWeb Corp.	70,389	187,863
WPG Holdings Ltd.	179,000	227,654
XPEC Entertainment Inc.	35,857	115,693
Yageo Corp.	75,049	127,891
YFY Inc.	273,000	81,242
Yuanta Financial Holding Co. Ltd.	1,179,238	413,729
Yulon Motor Co. Ltd.	123,000	109,233
Yungtay Engineering Co. Ltd.	102,000	142,665
Zhen Ding Technology Holding Ltd.	58,050	119,108

		73,272,575
THAILAND — 0.56%
Advanced Info Service PCL NVDR	142,400	727,740
Airports of Thailand PCL NVDR	69,700	790,454
Bangchak Petroleum PCL (The) NVDR	143,900	138,405
Bangkok Bank PCL Foreign	52,900	259,716
Bangkok Dusit Medical Services PCL NVDR	737,900	476,680
Banpu PCL NVDR[a]	291,800	131,532

Security	Shares	Value
BEC World PCL NVDR	233,800	$165,801
BTS Group Holdings PCL NVDR	712,000	192,156
Bumrungrad Hospital PCL NVDR[a]	59,300	313,270
Central Pattana PCL NVDR	289,900	478,589
Charoen Pokphand Foods PCL NVDR	414,400	333,138
CP ALL PCL NVDR	732,900	1,088,934
Delta Electronics Thailand PCL NVDR	109,500	223,999
Esso Thailand PCL NVDR[b]	864,100	146,374
Glow Energy PCL NVDR	118,200	291,003
Indorama Ventures PCL NVDR	258,000	246,296
IRPC PCL NVDR	1,907,500	271,639
Jasmine International PCL NVDR	696,900	114,049
Kasikornbank PCL Foreign	142,800	817,933
Kasikornbank PCL NVDR	70,000	396,928
Kiatnakin Bank PCL NVDR	134,100	202,132
Krung Thai Bank PCL NVDR	566,300	282,906
Minor International PCL NVDR	351,400	411,127
PTT Exploration & Production PCL NVDR	182,461	432,186
PTT Global Chemical PCL NVDR	252,600	440,581
PTT PCL NVDR	137,300	1,300,861
Siam Cement PCL (The) Foreign	50,800	743,842
Siam Cement PCL (The) NVDR	11,700	171,318
Siam Commercial Bank PCL (The) NVDR	238,300	1,084,426
Thai Airways International PCL NVDR[a,b]	256,000	185,587
Thai Oil PCL NVDR	149,600	260,930
Thanachart Capital PCL NVDR	288,100	337,068
Tisco Financial Group PCL NVDR	120,800	187,287
True Corp. PCL NVDR	1,488,745	382,552
TTW PCL NVDR	607,600	200,614

		14,228,053
TURKEY — 0.27%
Akbank TAS	310,804	800,358
Anadolu Efes Biracilik ve Malt Sanayii AS	27,410	185,535
Arcelik AS	41,983	286,706
BIM Birlesik Magazalar AS	29,225	539,511
Coca-Cola Icecek AS	14,325	177,353

SCHEDULES OF INVESTMENTS	113

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	283,133	$252,818
Eregli Demir ve Celik Fabrikalari TAS	200,025	303,702
Ford Otomotiv Sanayi AS	16,613	180,789
Haci Omer Sabanci Holding AS	135,829	404,741
KOC Holding AS	84,217	360,509
TAV Havalimanlari Holding AS	33,606	122,954
Tupras Turkiye Petrol Rafinerileri AS	16,437	350,987
Turk Hava Yollari AOa,b	107,628	186,090
Turk Telekomunikasyon AS	93,786	189,444
Turkcell Iletisim Hizmetleri ASb	123,107	426,530
Turkiye Garanti Bankasi AS	310,043	760,034
Turkiye Halk Bankasi AS	93,314	245,288
Turkiye Is Bankasi Class C	196,284	301,960
Turkiye Sinai Kalkinma Bankasi AS	196,532	86,102
Turkiye Sise ve Cam Fabrikalari AS	131,883	148,196
Turkiye Vakiflar Bankasi Tao Class Da	127,323	188,207
Ulker Biskuvi Sanayi AS	22,016	145,563
Yapi ve Kredi Bankasi ASb	150,973	174,191

		6,817,568
UNITED ARAB EMIRATES — 0.20%
Abu Dhabi Commercial Bank PJSC	267,119	494,517
Aldar Properties PJSC	510,907	400,591
Arabtec Holding PJSC[b]	344,205	135,879
Deyaar Development PJSC[b]	726,443	117,675
DP World Ltd.	22,962	390,124
Dubai Financial Market PJSC	404,363	145,316
Dubai Islamic Bank PJSC	180,476	265,326
Emaar Malls Group PJSC	312,378	242,378
Emaar Properties PJSC	486,494	903,294
Emirates Telecommunications Group Co. PJSC	222,118	1,209,431
First Gulf Bank PJSC	129,521	426,671
National Bank of Abu Dhabi PJSC	106,462	282,306
Orascom Construction Ltd.[b]	15,750	75,443

		5,088,951
UNITED KINGDOM — 13.28%
3i Group PLC	116,465	954,071

Security	Shares	Value
AA PLC	77,422	$254,824
Abcam PLC	30,863	313,473
Aberdeen Asset Management PLC	111,296	470,640
Admiral Group PLC	28,161	809,106
African Minerals Ltd.[a,b]	26,821	—
Aggreko PLC	32,837	560,666
Allied Minds PLC[a,b]	32,524	159,903
Amec Foster Wheeler PLC	47,883	283,478
Amerisur Resources PLC[a,b]	316,686	113,525
Anglo American PLC	174,335	1,922,314
Antofagasta PLC	45,683	303,570
ARM Holdings PLC	175,897	3,904,764
Ashmore Group PLC	50,692	224,122
Ashtead Group PLC	63,030	1,000,872
ASOS PLC[b]	7,547	451,408
Associated British Foods PLC	43,266	1,545,826
AstraZeneca PLC	157,096	10,528,937
Auto Trader Group PLC[c]	129,575	637,740
AVEVA Group PLC	12,299	308,952
Aviva PLC	476,624	2,474,935
Babcock International Group PLC	21,008	270,556
BAE Systems PLC	382,952	2,715,099
Balfour Beatty PLC[b]	85,092	250,469
Barclays PLC	2,040,742	4,187,523
Barratt Developments PLC	119,821	696,003
BBA Aviation PLC	129,438	409,015
Beazley PLC	83,433	438,997
Bellway PLC	16,112	448,374
Berendsen PLC	21,347	361,933
Berkeley Group Holdings PLC	15,591	555,386
BGEO Group PLC	6,870	249,103
BHP Billiton PLC	262,220	3,288,969
Big Yellow Group PLC	27,691	261,034
Bodycote PLC	30,869	239,966
Booker Group PLC	205,166	473,974
Bovis Homes Group PLC	26,049	283,080
BP PLC	2,296,483	13,014,833
Brewin Dolphin Holdings PLC	77,942	261,503
British American Tobacco PLC	231,681	14,840,304
British Land Co. PLC (The)	105,575	940,554
Britvic PLC	31,413	260,669
BT Group PLC	1,037,664	5,694,751
BTG PLC[b]	54,625	483,746

114	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Bunzl PLC	40,410	$1,268,879
Burberry Group PLC	54,564	956,269
Cairn Energy PLC[b]	101,335	240,966
Cape PLC	112,587	278,036
Capita PLC	77,849	992,257
Capital & Counties Properties PLC	91,480	353,443
Card Factory PLC	59,373	241,297
Carillion PLC[a]	66,813	236,583
Carnival PLC	22,910	1,107,810
Centamin PLC	183,593	404,392
Centrica PLC	661,905	2,118,815
Chemring Group PLC	110,939	202,161
Cineworld Group PLC	31,418	245,068
Close Brothers Group PLC	19,235	321,783
Cobham PLC	207,596	471,595
Coca-Cola European Partners PLC[b]	27,862	1,051,383
Coca-Cola HBC AG	20,657	428,125
Compass Group PLC	205,697	3,921,773
Countrywide PLC	54,977	181,023
Crest Nicholson Holdings PLC	45,208	256,477
Croda International PLC	15,163	669,386
CYBG PLC[a,b]	106,613	369,163
Daily Mail & General Trust PLC Class A NVS	36,164	344,747
Dairy Crest Group PLC	37,211	297,912
DCC PLC	10,918	977,744
De La Rue PLC	38,343	320,720
Debenhams PLC	263,791	196,307
Derwent London PLC	10,938	412,726
Diageo PLC	311,801	8,946,071
Dialight PLC[b]	23,061	175,442
Dignity PLC	8,524	305,454
Diploma PLC	27,262	308,931
Direct Line Insurance Group PLC	161,134	749,210
Dixons Carphone PLC	120,715	560,155
Domino’s Pizza Group PLC	73,068	385,042
Drax Group PLC	54,277	246,313
DS Smith PLC	110,566	575,744
Dunelm Group PLC	21,923	247,411
easyJet PLC	21,326	294,754
Electrocomponents PLC	65,120	253,500
Elementis PLC	84,859	249,445
EnQuest PLC[b]	262,392	86,224
Enterprise Inns PLC[b]	184,714	216,429

Security	Shares	Value
Essentra PLC	37,683	$242,654
esure Group PLC	73,107	252,852
Experian PLC	115,111	2,257,342
Faroe Petroleum PLC[a,b]	136,487	121,413
Faroe Petroleum PLC New[a,b]	2,273	—
Fenner PLC	130,900	279,812
FirstGroup PLC[b]	208,677	277,892
Foxtons Group PLC[a]	120,143	175,465
Fresnillo PLC	29,648	760,112
G4S PLC	177,532	439,126
Galliford Try PLC	21,690	282,795
Genus PLC	14,529	351,274
GKN PLC	200,738	771,309
GlaxoSmithKline PLC	604,620	13,550,491
Glencore PLC	1,535,770	3,807,912
Go-Ahead Group PLC	11,944	289,885
Grafton Group PLC	36,207	268,482
Grainger PLC	134,931	389,468
Great Portland Estates PLC	40,072	363,647
Greencore Group PLC	70,730	307,643
Greene King PLC	34,901	376,497
Greggs PLC	19,952	273,909
GVC Holdings PLC	39,708	332,665
GW Pharmaceuticals PLC[a,b]	40,967	323,904
Halfords Group PLC	53,358	249,723
Halma PLC	45,634	635,571
Hammerson PLC	76,174	563,835
Hansteen Holdings PLC	234,394	332,989
Hargreaves Lansdown PLC	31,844	549,208
Hays PLC	183,929	290,357
Henderson Group PLC	137,479	421,646
Hikma Pharmaceuticals PLC	18,820	658,166
Hiscox Ltd.	38,878	547,154
Home Retail Group PLC	102,466	210,052
Homeserve PLC	45,107	335,376
Howden Joinery Group PLC	81,811	469,241
HSBC Holdings PLC	2,421,063	15,914,723
Hunting PLC[a]	28,909	156,601
ICAP PLC	66,904	395,287
IG Group Holdings PLC	47,975	563,713
Imagination Technologies Group PLC[b]	60,151	162,520
IMI PLC	32,310	459,867
Imperial Brands PLC	117,986	6,240,155
Inchcape PLC	46,684	417,761
Indivior PLC	97,548	383,492

SCHEDULES OF INVESTMENTS	115

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Informa PLC	80,928	$767,180
Inmarsat PLC	56,835	590,096
InterContinental Hotels Group PLC	22,762	913,282
Intermediate Capital Group PLC	49,586	377,237
International Personal Finance PLC	65,048	231,543
Interserve PLC	46,733	183,040
Intertek Group PLC	19,946	959,984
Intu Properties PLC	67,256	267,977
Investec PLC	67,847	404,912
ITE Group PLC	161,659	351,464
ITV PLC	441,950	1,150,083
J D Wetherspoon PLC	24,694	279,339
J Sainsbury PLC[a]	134,913	401,775
John Wood Group PLC	44,015	385,403
Johnson Matthey PLC	22,898	995,959
Jupiter Fund Management PLC	62,601	351,079
Just Eat PLC[b]	66,009	470,628
KAZ Minerals PLC[b]	49,249	103,051
Kcom Group PLC	220,900	322,618
Keller Group PLC	23,953	324,067
Kier Group PLC	15,004	214,149
Kingfisher PLC	271,014	1,210,093
Ladbrokes PLC	129,569	238,604
Laird PLC	49,161	191,440
Lancashire Holdings Ltd.[a]	32,664	261,292
Land Securities Group PLC	89,580	1,301,153
Legal & General Group PLC	707,260	1,931,583
Lloyds Banking Group PLC	7,937,731	5,601,440
London Stock Exchange Group PLC	38,189	1,407,023
LondonMetric Property PLC	155,190	333,382
Majestic Wine PLC[a,b]	42,613	218,813
Man Group PLC	200,398	308,639
Marks & Spencer Group PLC	197,183	835,927
Marston’s PLC	128,896	243,183
Mediclinic International PLC	47,855	682,388
Meggitt PLC	88,612	515,425
Melrose Industries PLC	56,968	517,731
Merlin Entertainments PLC[c]	80,139	503,488
Micro Focus International PLC	25,822	663,736
Mitchells & Butlers PLC	36,942	123,503
Mitie Group PLC	64,401	212,652
Mondi PLC	43,517	883,996
Moneysupermarket.com Group PLC	86,648	343,402

Security	Shares	Value
Morgan Advanced Materials PLC	80,090	$291,359
N Brown Group PLC	54,919	126,801
National Express Group PLC	56,648	253,764
National Grid PLC	466,858	6,712,949
Next PLC	17,756	1,184,626
Northgate PLC	68,662	348,241
Ocado Group PLC[a,b]	76,364	270,302
Old Mutual PLC	600,636	1,679,460
Ophir Energy PLC[b]	130,644	117,517
Oxford Instruments PLC	15,501	147,461
Pagegroup PLC	68,453	307,373
Paragon Group of Companies PLC (The)	80,046	289,818
Paysafe Group PLC[b]	62,150	318,514
Pearson PLC	101,483	1,188,398
Pennon Group PLC	48,550	581,428
Persimmon PLC	36,801	824,280
Petra Diamonds Ltd.	79,739	126,779
Petrofac Ltd.	30,842	305,274
Phoenix Group Holdings	18,811	200,427
Playtech PLC	29,212	337,234
Premier Farnell PLC	144,014	370,942
Provident Financial PLC	18,155	652,988
Prudential PLC	315,886	5,599,016
QinetiQ Group PLC	104,594	312,040
Randgold Resources Ltd.	8,236	970,476
Reckitt Benckiser Group PLC	78,208	7,602,930
Redrow PLC	50,599	227,137
Regus PLC	80,457	326,130
RELX PLC	137,825	2,625,911
Renishaw PLC	5,613	193,836
Rentokil Initial PLC	236,651	675,533
Restaurant Group PLC (The)	54,614	256,834
Rightmove PLC	12,907	694,205
Rio Tinto PLC	153,380	5,012,665
Rolls-Royce Holdings PLC	227,589	2,390,165
Rotork PLC	111,241	321,384
Royal Bank of Scotland Group PLC[b]	427,850	1,092,941
Royal Dutch Shell PLC Class A	523,117	13,501,909
Royal Dutch Shell PLC Class B	468,762	12,459,957
Royal Mail PLC	92,038	622,603
RPC Group PLC	43,273	495,824
RPS Group PLC	73,673	183,893
RSA Insurance Group PLC	124,857	825,051
SABMiller PLC	118,722	6,957,666

116	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Sage Group PLC (The)	135,595	$1,282,710
Savills PLC	36,993	343,318
Schroders PLC	13,822	480,442
Segro PLC	67,792	398,733
Senior PLC	80,610	219,296
Serco Group PLC[b]	148,290	235,474
Severn Trent PLC	27,505	894,336
Shaftesbury PLC	27,009	334,931
Shanks Group PLC	182,906	256,201
Shire PLC	112,739	7,291,089
SIG PLC	145,583	203,922
Sky PLC	117,098	1,431,111
Smith & Nephew PLC	108,075	1,783,596
Smiths Group PLC	43,989	737,645
SOCO International PLC	54,116	108,493
Spectris PLC	13,334	332,650
Spirax-Sarco Engineering PLC	8,925	471,975
Spire Healthcare Group PLC[c]	36,670	157,210
Spirent Communications PLC	216,504	260,144
SSE PLC	117,511	2,365,254
SSP Group PLC	74,618	316,629
ST Modwen Properties PLC	74,726	279,981
St. James’s Place PLC	62,006	762,333
Stagecoach Group PLC	82,867	223,346
Standard Chartered PLC	404,003	3,243,044
Standard Life PLC	230,082	925,299
Stobart Group Ltd.	189,948	431,252
Synthomer PLC	52,158	253,386
TalkTalk Telecom Group PLC[a]	71,466	217,288
Tate & Lyle PLC	58,778	564,226
Taylor Wimpey PLC	401,226	824,099
Tesco PLC[b]	1,005,460	2,082,521
Thomas Cook Group PLC[b]	256,028	220,953
Travis Perkins PLC	28,932	599,243
TUI AG	61,749	807,134
Tullett Prebon PLC	68,496	302,110
Tullow Oil PLC[b]	115,082	302,075
UBM PLC	53,561	477,524
UDG Healthcare PLC	40,321	311,301
Ultra Electronics Holdings PLC	11,696	265,697
Unilever PLC	159,400	7,478,138
UNITE Group PLC (The)	34,761	292,374
United Utilities Group PLC	80,878	1,092,072
Vectura Group PLC[b]	135,401	267,680
Vesuvius PLC	47,641	232,771
Victrex PLC	12,646	248,158

Security	Shares	Value
Vodafone Group PLC	3,238,350	$9,869,636
Weir Group PLC (The)	26,286	511,284
WH Smith PLC	19,722	400,367
Whitbread PLC	22,187	1,136,772
William Hill PLC	106,985	454,399
Wm Morrison Supermarkets PLC	250,906	618,952
Wolseley PLC	30,075	1,680,678
Workspace Group PLC	30,360	284,178
Worldpay Group PLC[b,c]	173,771	676,920
WPP PLC	154,795	3,489,753
WS Atkins PLC	13,484	250,817
Xaar PLC	36,398	240,058

		337,550,696

TOTAL COMMON STOCKS
(Cost: $2,547,237,046)		2,492,196,358

INVESTMENT COMPANIES — 0.37%

RUSSIA — 0.37%
iShares MSCI Russia Capped ETF[b,e]	683,430	9,376,660

		9,376,660

TOTAL INVESTMENT COMPANIES
(Cost: $10,108,439)		9,376,660

PREFERRED STOCKS — 1.10%

BRAZIL — 0.55%
Banco Bradesco SA	343,881	3,017,097
Braskem SA Class A	22,700	130,200
Centrais Eletricas Brasileiras SA Class B	34,100	235,041
Cia. Brasileira de Distribuicao	20,900	317,276
Cia. Energetica de Minas Gerais	103,802	291,907
Cia. Paranaense de Energia Class B	16,500	164,112
Gerdau SA	110,300	264,455
Itau Unibanco Holding SA	355,391	3,715,091
Itausa-Investimentos Itau SA	473,581	1,224,829
Lojas Americanas SA	85,220	504,877
Petroleo Brasileiro SA	485,000	1,781,014
Randon SA Implemetos e Participacoes	180,925	263,630
Suzano Papel e Celulose SA Class A	58,200	178,612
Telefonica Brasil SA	50,100	763,031

SCHEDULES OF INVESTMENTS	117

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Security	Shares	Value
Vale SA	218,575	$1,014,977

		13,866,149
CHILE — 0.02%
Embotelladora Andina SA Class B	35,256	137,708
Sociedad Quimica y Minera de Chile SA Series B	12,883	320,658

		458,366
COLOMBIA — 0.02%
Bancolombia SA	50,604	432,121
Grupo Aval Acciones y Valores SA	304,074	115,513

		547,634
GERMANY — 0.34%
Bayerische Motoren Werke AG	5,418	392,603
Draegerwerk AG & Co. KGaA	1,699	112,493
Fuchs Petrolub SE	7,855	331,547
Henkel AG & Co. KGaA	20,889	2,602,208
Jungheinrich AG	8,642	263,583
Porsche Automobil Holding SE	18,595	974,609
Sartorius AG	5,033	402,300
Schaeffler AG	21,071	307,493
Volkswagen AG	22,615	3,181,386

		8,568,222
ITALY — 0.02%
Intesa Sanpaolo SpA	74,023	154,295
Telecom Italia SpA/Milano	694,535	483,473

		637,768
SOUTH KOREA — 0.15%
AmorePacific Corp.	1,370	275,186
Hyundai Motor Co.	2,455	213,688
Hyundai Motor Co. Series 2	4,718	423,300
LG Chem Ltd.	890	141,030
LG Household & Health Care Ltd.	397	206,979
Samsung Electronics Co. Ltd.	2,350	2,653,886

		3,914,069

TOTAL PREFERRED STOCKS
(Cost: $28,686,949)		27,992,208

RIGHTS — 0.00%

HONG KONG — 0.00%
China Resources Beer Holdings Co. Ltd.[b]	52,000	20,907

		20,907

Security	Shares	Value
SPAIN — 0.00%
Zardoya Otis SAb	23,823	$9,591

		9,591

TOTAL RIGHTS
(Cost: $10,521)		30,498

SHORT-TERM INVESTMENTS — 2.32%

MONEY MARKET FUNDS — 2.32%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[f,g,h]	44,461,080	44,461,080
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[f,g,h]	2,456,671	2,456,671
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[f,g]	12,010,715	12,010,715

		58,928,466

TOTAL SHORT-TERM INVESTMENTS
(Cost: $58,928,466)		58,928,466

TOTAL INVESTMENTS IN SECURITIES — 101.80%
(Cost: $2,644,971,421)[i]		2,588,524,190
Other Assets, Less Liabilities — (1.80)%		(45,858,067)

NET ASSETS — 100.00%		$2,542,666,123

ADR  —  American Depositary Receipts

CPO  —  Certificates of Participation (Ordinary)

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Schedule 1.
[f]	Affiliated money market fund.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments for federal income tax purposes was $2,686,633,567. Net unrealized depreciation was $98,109,377, of which $179,086,123 represented gross unrealized appreciation on securities and $277,195,500 represented gross unrealized depreciation on securities.

118	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2016

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI Russia Capped ETF	547,776	185,654	(50,000)	683,430	$9,376,660	$228,070	$(670,476)

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of July 31, 2016 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
MSCI EAFE E-Mini	112	Sep. 2016	ICE Futures U.S.	$9,222,400	$9,409,120	$186,720
MSCI Emerging Markets E-Mini	58	Sep. 2016	ICE Futures U.S.	2,398,602	2,556,350	157,748

						$344,468

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,490,160,649	$1,807,009	$228,700	$2,492,196,358
Investment companies	9,376,660	—	—	9,376,660
Preferred stocks	27,992,208	—	—	27,992,208
Rights	30,498	—	—	30,498
Money market funds	58,928,466	—	—	58,928,466

Total	$2,586,488,481	$1,807,009	$228,700	$2,588,524,190

Derivative financial instruments:[a]
Assets:
Futures contracts	$344,468	$—	$—	$344,468

Total	$344,468	$—	$—	$344,468

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	119

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2016

	iShares Core MSCI EAFE ETF	iShares Core MSCI Europe ETF	iShares Core MSCI Pacific ETF

ASSETS
Investments, at cost:
Unaffiliated	$12,336,620,055	$1,053,457,102	$771,182,941
Affiliated (Note 2)	205,407,214	5,736,237	9,176,965

Total cost of investments	$12,542,027,269	$1,059,193,339	$780,359,906

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$11,894,873,213	$956,230,142	$776,717,972
Affiliated (Note 2)	205,407,214	5,736,237	9,176,965

Total fair value of investments	12,100,280,427	961,966,379	785,894,937
Foreign currency, at value[b]	10,914,452	1,551,576	1,212,596
Receivables:
Investment securities sold	358,743	132,570	699,157
Dividends and interest	13,289,718	888,238	994,071
Futures variation margin	676,655	—	—
Tax reclaims	12,164,814	1,695,261	—
Cash pledged to broker	3,556,000	—	—

Total Assets	12,141,240,809	966,234,024	788,800,761

LIABILITIES
Payables:
Investment securities purchased	279,519	51,249	1,325,442
Collateral for securities on loan (Note 1)	180,168,155	5,641,698	9,023,760
Due to custodian	33,483	—	—
Securities related to in-kind transactions (Note 4)	—	31,333	—
Investment advisory fees (Note 2)	1,174,965	98,560	76,054

Total Liabilities	181,656,122	5,822,840	10,425,256

NET ASSETS	$11,959,584,687	$960,411,184	$778,375,505

Net assets consist of:
Paid-in capital	$12,495,041,072	$1,062,618,837	$780,899,804
Undistributed net investment income	10,445,765	996,871	429,098
Accumulated net realized loss	(106,792,863)	(5,952,757)	(8,507,162)
Net unrealized appreciation (depreciation)	(439,109,287)	(97,251,767)	5,553,765

NET ASSETS	$11,959,584,687	$960,411,184	$778,375,505

Shares outstanding[c]	220,800,000	23,500,000	15,700,000

Net asset value per share	$54.16	$40.87	$49.58

[a]	Securities on loan with values of $171,849,719, $5,292,779 and $8,465,099, respectively. See Note 1.
[b]	Cost of foreign currency: $10,793,832, $1,531,743 and $1,206,504, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

120	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2016

iShares Core MSCI Total International Stock ETF (Consolidated)

ASSETS
Investments, at cost:
Unaffiliated	$2,575,934,516
Affiliated (Note 2)	69,036,905

Total cost of investments	$2,644,971,421

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,520,219,064
Affiliated (Note 2)	68,305,126

Total fair value of investments	2,588,524,190
Foreign currency, at value[b]	5,428,448
Receivables:
Investment securities sold	116,723
Dividends and interest	4,008,855
Futures variation margin	344,468
Tax reclaims	2,331,676
Cash pledged to broker	469,754

Total Assets	2,601,224,114

LIABILITIES
Payables:
Investment securities purchased	11,255,894
Collateral for securities on loan (Note 1)	46,917,751
Due to custodian	99,466
Foreign taxes (Note 1)	8,717
Investment advisory fees (Note 2)	276,163

Total Liabilities	58,557,991

NET ASSETS	$2,542,666,123

Net assets consist of:
Paid-in capital	$2,665,834,294
Undistributed net investment income	4,276,083
Accumulated net realized loss	(71,314,274)
Net unrealized depreciation	(56,129,980)

NET ASSETS	$2,542,666,123

Shares outstanding[c]	49,900,000

Net asset value per share	$50.96

[a]	Securities on loan with a value of $45,042,774. See Note 1.
[b]	Cost of foreign currency: $5,386,779.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	121

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2016

	iShares Core MSCI EAFE ETF	iShares Core MSCI Europe ETF	iShares Core MSCI Pacific ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$302,682,067	$30,482,595	$15,949,672
Dividends — affiliated (Note 2)	73,075	943	533
Securities lending income — affiliated — net (Note 2)	4,844,913	415,328	242,664

Total investment income	307,600,055	30,898,866	16,192,869

EXPENSES
Investment advisory fees (Note 2)	11,054,194	1,064,235	770,991

Total expenses	11,054,194	1,064,235	770,991
Less investment advisory fees waived (Note 2)	—	(120,378)	(100,999)

Net expenses	11,054,194	943,857	669,992

Net investment income	296,545,861	29,955,009	15,522,877

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(76,596,379)	(6,418,675)	(7,856,623)
In-kind redemptions — unaffiliated	—	5,299,991	2,189,858
Futures contracts	(3,576,134)	—	—
Foreign currency transactions	782,942	(349,365)	467,908

Net realized loss	(79,389,571)	(1,468,049)	(5,198,857)

Net change in unrealized appreciation/depreciation on:
Investments	(486,731,299)	(102,983,062)	(3,735,133)
Futures contracts	2,908,854	—	—
Translation of assets and liabilities in foreign currencies	(33,401)	(28,422)	23,316

Net change in unrealized appreciation/depreciation	(483,855,846)	(103,011,484)	(3,711,817)

Net realized and unrealized loss	(563,245,417)	(104,479,533)	(8,910,674)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(266,699,556)	$(74,524,524)	$6,612,203

a Net of foreign withholding tax of $27,394,929, $2,912,533 and $1,094,109, respectively.

See notes to financial statements.

122	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2016

iShares Core MSCI Total International Stock ETF (Consolidated)

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$57,062,311
Dividends — affiliated (Note 2)	241,335
Interest — unaffiliated	620
Securities lending income — affiliated — net (Note 2)	968,740

58,273,006
Less: Other foreign taxes (Note 1)	(47,307)

Total investment income	58,225,699

EXPENSES
Investment advisory fees (Note 2)	2,640,427
Mauritius income taxes (Note 1)	11,407
Commitment fees (Note 8)	4,054

Total expenses	2,655,888
Less investment advisory fees waived (Note 2)	(44,853)

Net expenses	2,611,035

Net investment income	55,614,664

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(59,751,220)
Investments — affiliated (Note 2)	(670,476)
In-kind redemptions — unaffiliated	6,987,014
Futures contracts	(546,809)
Foreign currency transactions	(66,727)

Net realized loss	(54,048,218)

Net change in unrealized appreciation/depreciation on:
Investments	(60,378,186)
Futures contracts	475,542
Translation of assets and liabilities in foreign currencies	58,586

Net change in unrealized appreciation/depreciation	(59,844,058)

Net realized and unrealized loss	(113,892,276)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(58,277,612)

[a]	Net of foreign withholding tax of $5,594,911.

See notes to financial statements.

FINANCIAL STATEMENTS	123

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Core MSCI EAFE ETF		iShares Core MSCI Europe ETF
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$296,545,861	$127,502,059	$29,955,009	$12,434,472
Net realized gain (loss)	(79,389,571)	104,393,497	(1,468,049)	966,703
Net change in unrealized appreciation/depreciation	(483,855,846)	(107,208,484)	(103,011,484)	8,449,268

Net increase (decrease) in net assets resulting from operations	(266,699,556)	124,687,072	(74,524,524)	21,850,443

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(288,935,847)	(127,710,289)	(29,192,551)	(11,953,028)

Total distributions to shareholders	(288,935,847)	(127,710,289)	(29,192,551)	(11,953,028)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,125,773,247	4,644,209,692	473,276,868	657,686,749
Cost of shares redeemed	—	(726,962,731)	(106,116,186)	(23,050,081)

Net increase in net assets from capital share transactions	6,125,773,247	3,917,246,961	367,160,682	634,636,668

INCREASE IN NET ASSETS	5,570,137,844	3,914,223,744	263,443,607	644,534,083

NET ASSETS
Beginning of year	6,389,446,843	2,475,223,099	696,967,577	52,433,494

End of year	$11,959,584,687	$6,389,446,843	$960,411,184	$696,967,577

Undistributed net investment income included in net assets at end of year	$10,445,765	$2,042,836	$996,871	$544,994

SHARES ISSUED AND REDEEMED
Shares sold	113,100,000	79,100,000	11,200,000	14,400,000
Shares redeemed	—	(12,100,000)	(2,700,000)	(500,000)

Net increase in shares outstanding	113,100,000	67,000,000	8,500,000	13,900,000

See notes to financial statements.

124	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Core MSCI Pacific ETF		iShares Core MSCI Total International Stock ETF (Consolidated)
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$15,522,877	$7,435,684	$55,614,664	$34,687,077
Net realized loss	(5,198,857)	(1,755,580)	(54,048,218)	(11,309,169)
Net change in unrealized appreciation/depreciation	(3,711,817)	8,878,002	(59,844,058)	(36,156,361)

Net increase (decrease) in net assets resulting from operations	6,612,203	14,558,106	(58,277,612)	(12,778,453)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(15,878,928)	(6,945,338)	(53,593,530)	(33,844,320)

Total distributions to shareholders	(15,878,928)	(6,945,338)	(53,593,530)	(33,844,320)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	247,470,886	545,024,919	1,107,238,960	948,835,466
Cost of shares redeemed	(22,862,794)	—	(148,568,354)	—

Net increase in net assets from capital share transactions	224,608,092	545,024,919	958,670,606	948,835,466

INCREASE IN NET ASSETS	215,341,367	552,637,687	846,799,464	902,212,693

NET ASSETS
Beginning of year	563,034,138	10,396,451	1,695,866,659	793,653,966

End of year	$778,375,505	$563,034,138	$2,542,666,123	$1,695,866,659

Undistributed net investment income included in net assets at end of year	$429,098	$213,480	$4,276,083	$1,877,975

SHARES ISSUED AND REDEEMED
Shares sold	5,200,000	10,800,000	22,300,000	17,500,000
Shares redeemed	(500,000)	—	(3,400,000)	—

Net increase in shares outstanding	4,700,000	10,800,000	18,900,000	17,500,000

See notes to financial statements.

FINANCIAL STATEMENTS	125

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core MSCI EAFE ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Oct. 18, 2012[a] to Jul. 31, 2013
Net asset value, beginning of period	$59.33	$60.82	$54.10	$48.62

Income from investment operations:
Net investment income[b]	1.72	1.83	2.21	1.51
Net realized and unrealized gain (loss)[c]	(5.46)	(1.77)	6.22	4.92

Total from investment operations	(3.74)	0.06	8.43	6.43

Less distributions from:
Net investment income	(1.43)	(1.55)	(1.71)	(0.95)

Total distributions	(1.43)	(1.55)	(1.71)	(0.95)

Net asset value, end of period	$54.16	$59.33	$60.82	$54.10

Total return	(6.24)%	0.16%	15.62%	13.34%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$11,959,585	$6,389,447	$2,475,223	$881,841
Ratio of expenses to average net assets[e]	0.12%	0.12%	0.13%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	n/a	0.12%	0.14%	0.14%
Ratio of net investment income to average net assets[e]	3.22%	3.12%	3.67%	3.63%
Portfolio turnover rate[f]	2%	5%	3%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

126	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Core MSCI Europe ETF

	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Period from Jun. 10, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$46.46	$47.67	$50.07

Income from investment operations:
Net investment income[b]	1.45	1.69	0.12
Net realized and unrealized loss[c]	(5.81)	(1.72)	(2.52)

Total from investment operations	(4.36)	(0.03)	(2.40)

Less distributions from:
Net investment income	(1.23)	(1.18)	—

Total distributions	(1.23)	(1.18)	—

Net asset value, end of period	$40.87	$46.46	$47.67

Total return	(9.39)%	(0.03)%	(4.79)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$960,411	$696,968	$52,433
Ratio of expenses to average net assets[e]	0.11%	0.05%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.12%	0.14%	0.14%
Ratio of net investment income to average net assets[e]	3.51%	3.68%	1.70%
Portfolio turnover rate[f]	3%	1%	0%[g]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	127

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Core MSCI Pacific ETF

	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Period from Jun. 10, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$51.18	$51.98	$49.97

Income from investment operations:
Net investment income[b]	1.18	1.29	0.07
Net realized and unrealized gain (loss)[c]	(1.66)	(1.03)	1.94

Total from investment operations	(0.48)	0.26	2.01

Less distributions from:
Net investment income	(1.12)	(1.06)	—

Total distributions	(1.12)	(1.06)	—

Net asset value, end of period	$49.58	$51.18	$51.98

Total return	(0.79)%	0.58%	4.02%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$778,376	$563,034	$10,396
Ratio of expenses to average net assets[e]	0.11%	0.05%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.13%	0.14%	0.14%
Ratio of net investment income to average net assets[e]	2.52%	2.53%	0.98%
Portfolio turnover rate[f]	6%	4%	0%[g]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Rounds to less than 1%.

See notes to financial statements.

128	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Core MSCI Total International Stock ETF (Consolidated)

	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Oct. 18, 2012[a] to Jul. 31, 2013
Net asset value, beginning of period	$54.71	$58.79	$51.89	$49.15

Income from investment operations:
Net investment income[b]	1.46	1.59	1.99	1.22
Net realized and unrealized gain (loss)[c]	(3.88)	(4.25)	6.20	2.57

Total from investment operations	(2.42)	(2.66)	8.19	3.79

Less distributions from:
Net investment income	(1.33)	(1.42)	(1.29)	(1.05)

Total distributions	(1.33)	(1.42)	(1.29)	(1.05)

Net asset value, end of period	$50.96	$54.71	$58.79	$51.89

Total return	(4.31)%	(4.52)%	15.82%	7.81%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,542,666	$1,695,867	$793,654	$108,967
Ratio of expenses to average net assets[e]	0.14%	0.14%	0.15%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.14%	0.15%	0.16%	0.16%
Ratio of net investment income to average net assets[e]	2.95%	2.86%	3.46%	3.03%
Portfolio turnover rate[f]	7%	4%	4%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the years ended July 31, 2016, July 31, 2015, July 31, 2014 and the period ended July 31, 2013, were 6%, 4%, 4% and 5%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	129

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core MSCI EAFE	Diversified
Core MSCI Europe	Diversified
Core MSCI Pacific	Diversified
Core MSCI Total International Stock	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

The iShares Core MSCI Total International Stock ETF carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (the “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of the Fund also serves as the investment adviser to the Subsidiary. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for the Fund include the accounts of the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

130	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

NOTES TO FINANCIAL STATEMENTS	131

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

The iShares Core MSCI Total International Stock ETF conducts its investment activities in India through the Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must, on an annual basis, satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. Taxes on income, if any, are paid by the Subsidiary and are disclosed in the consolidated

132	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

statement of operations. Any dividends paid by a Subsidiary to the Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

On May 10, 2016, India and Mauritius signed an amendment to the DTAA. The amendment provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. Tax laws in India also include provisions that impose Indian tax on certain indirect transfers of shares of Indian companies. However, until such time that India provides more definitive authoritative guidance on the indirect transfer rules, the impact to the Fund, if any, cannot be determined. Management is continuing to monitor and assess the impact to the Fund arising from the DTAA amendment and the indirect transfer rules.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

NOTES TO FINANCIAL STATEMENTS	133

Notes to Financial Statements (Continued)

iSHARES® TRUST

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Non-cash Collateral Received, at Fair Value [a]	Net Amount [b]
Core MSCI EAFE
Barclays Capital Inc.	$1,579,390	$1,579,390	$—	$—
Citigroup Global Markets Inc.	5,491,461	5,491,461	—	—
Credit Suisse Securities (USA) LLC	18,344,675	16,921,253	1,423,422	—
Deutsche Bank Securities Inc.	6,098,705	6,098,705	—	—
Goldman Sachs & Co.	41,329,375	41,329,375	—	—
HSBC Bank PLC	442,742	442,742	—	—
Jefferies LLC	921,816	676,274	—	(245,542)
JPMorgan Clearing Corp.	22,640,618	22,640,618	—	—
Macquarie Capital (USA) Inc.	1,069,898	1,069,898	—	—
Merrill Lynch, Pierce, Fenner & Smith	7,734,885	7,734,885	—	—
Morgan Stanley & Co. LLC	36,308,006	36,308,006	—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	599,840	599,840	—	—
National Financial Services LLC	3,379,619	3,379,619	—	—
Nomura Securities International Inc.	3,074,333	3,074,333	—	—
SG Americas Securities LLC	419,678	379,218	—	(40,460)
State Street Bank & Trust Company	4,595,731	4,595,731	—	—
UBS Securities LLC	15,383,529	15,383,529	—	—
Wells Fargo Securities LLC	2,435,418	2,435,418	—	—

	$171,849,719	$170,140,295	$1,423,422	$(286,002)

Core MSCI Europe
Citigroup Global Markets Inc.	$325,955	$325,955	$—	$—
Credit Suisse Securities (USA) LLC	1,238,496	1,238,496	—	—
Deutsche Bank Securities Inc.	760,110	760,110	—	—
HSBC Bank PLC	17,298	17,066	—	(232)
Jefferies LLC	221,304	221,304	—	—
JPMorgan Clearing Corp.	1,486,493	1,486,493	—	—
Merrill Lynch, Pierce, Fenner & Smith	321,273	321,273	—	—
Nomura Securities International Inc.	69,979	69,979	—	—
State Street Bank & Trust Company	851,871	851,871	—	—

	$5,292,779	$5,292,547	$—	$(232)

134	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Non-cash Collateral Received, at Fair Value [a]	Net Amount [b]
Core MSCI Pacific
Citigroup Global Markets Inc.	$294,320	$294,320	$—	$—
Credit Suisse Securities (USA) LLC	1,519,110	1,519,110	—	—
Deutsche Bank Securities Inc.	964,264	964,264	—	—
HSBC Bank PLC	16,768	16,768	—	—
JPMorgan Clearing Corp.	3,114,672	3,114,672	—	—
Merrill Lynch, Pierce, Fenner & Smith	734,204	734,204	—	—
Nomura Securities International Inc.	1,165,141	1,165,141	—	—
State Street Bank & Trust Company	656,620	656,620	—	—

	$8,465,099	$8,465,099	$—	$—

Core MSCI Total International Stock
Barclays Capital Inc.	$433,463	$433,463	$—	$—
Citigroup Global Markets Inc.	2,417,605	2,417,605	—	—
Credit Suisse Securities (USA) LLC	5,968,662	5,868,275	100,387	—
Deutsche Bank AG	251,686	251,686	—	—
Deutsche Bank Securities Inc.	3,200,254	3,200,254	—	—
HSBC Bank PLC	85,097	85,097	—	—
JP Morgan Securities PLC	70	70	—	—
Jefferies LLC	99,879	99,879	—	—
JPMorgan Clearing Corp.	4,097,193	4,097,193	—	—
Macquarie Capital (USA) Inc.	234,719	212,750	—	(21,969)
Merrill Lynch, Pierce, Fenner & Smith	3,757,872	3,757,872	—	—
Morgan Stanley & Co. International PLC	670,520	670,520	—	—
Morgan Stanley & Co. LLC	12,792,658	12,792,658	—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	406,568	406,568	—	—
National Financial Services LLC	1,829,403	1,829,403	—	—
Nomura Securities International Inc.	1,098,459	1,098,459	—	—
SG Americas Securities LLC	603,276	603,276	—	—
State Street Bank & Trust Company	3,085,327	3,085,327	—	—
UBS Securities LLC	3,950,512	3,950,512	—	—
Wells Fargo Securities LLC	59,551	59,551	—	—

	$45,042,774	$44,920,418	$100,387	$(21,969)

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for

NOTES TO FINANCIAL STATEMENTS	135

Notes to Financial Statements (Continued)

iSHARES® TRUST

substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

With respect to the iShares Core MSCI Total International Stock ETF, the Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to the iShares Core MSCI EAFE ETF, BFA is entitled to an annual investment advisory fee of 0.12% based on the average daily net assets of the Fund.

For its investment advisory services to each of the iShares Core MSCI Europe and iShares Core MSCI Pacific ETFs, BFA is entitled to an annual investment advisory fee of 0.12% based on the average daily net assets of each Fund. Prior to November 10, 2015, for its investment advisory services to each of these Funds, BFA was entitled to an investment advisory fee of 0.14% based on the average daily net assets of each Fund.

For the year ended July 31, 2016, BFA has voluntarily waived a portion of its investment advisory fees for the iShares Core MSCI Europe and iShares Core MSCI Pacific ETFs in the amounts of $120,378 and $100,999, respectively.

For its investment advisory services to the iShares Core MSCI Total International Stock ETF, BFA is entitled to an annual investment advisory fee of 0.14% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2016 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds, if any.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

136	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended July 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Core MSCI EAFE	$1,222,839
Core MSCI Europe	103,775
Core MSCI Pacific	60,683
Core MSCI Total International Stock	247,668

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Core MSCI EAFE	$12,555,614	$23,683,089
Core MSCI Total International Stock	5,393,815	9,360,562

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The iShares Core MSCI Total International Stock ETF, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2016 were as follows:

iShares ETF	Purchases	Sales
Core MSCI EAFE	$5,648,596,333	$226,901,816
Core MSCI Europe	57,652,675	26,530,471
Core MSCI Pacific	48,978,267	37,297,987
Core MSCI Total International Stock	1,038,825,716	127,050,587

NOTES TO FINANCIAL STATEMENTS	137

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended July 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core MSCI EAFE	$706,201,452	$—
Core MSCI Europe	438,840,520	102,761,483
Core MSCI Pacific	235,257,700	22,452,723
Core MSCI Total International Stock	155,902,867	107,539,264

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

138	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the value of futures contracts held as of July 31, 2016 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Core MSCI EAFE ETF	iShares Core MSCI Total International Stock ETF
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation (depreciation)[a]	$2,951,786	$344,468

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities for the iShares Core MSCI EAFE ETF.

The following table shows the realized and unrealized gains (losses) on futures contracts held during the year ended July 31, 2016 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Core MSCI EAFE ETF	iShares Core MSCI Total International Stock ETF
Equity contracts:
Futures contracts	$(3,576,134)	$(546,809)

	Net Change in Unrealized Appreciation/Depreciation
	iShares Core MSCI EAFE ETF	iShares Core MSCI Total International Stock ETF
Equity contracts:
Futures contracts	$2,908,854	$475,542

The following table shows the average quarter-end balances of open futures contracts for the year ended July 31, 2016 :

	iShares Core MSCI EAFE ETF	iShares Core MSCI Total International Stock ETF
Average value of contracts purchased	$52,814,840	$10,328,112

NOTES TO FINANCIAL STATEMENTS	139

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of a Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by a fund, whether directly or indirectly, issued prior to the date of the

140	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2016, attributable to passive foreign investment companies, the characterization of corporate actions, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Core MSCI EAFE	$—	$792,915	$(792,915)
Core MSCI Europe	4,350,383	(310,581)	(4,039,802)
Core MSCI Pacific	1,271,860	571,669	(1,843,529)
Core MSCI Total International Stock	4,484,403	376,974	(4,861,377)

NOTES TO FINANCIAL STATEMENTS	141

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 was as follows:

iShares ETF	2016	2015
Core MSCI EAFE
Ordinary income	$288,935,847	$127,710,289

Core MSCI Europe
Ordinary income	$29,192,551	$11,953,028

Core MSCI Pacific
Ordinary income	$15,878,928	$6,945,338

Core MSCI Total International Stock
Ordinary income	$53,593,530	$33,844,320

As of July 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Core MSCI EAFE	$51,640,970	$(9,032,547)	$(549,020,913)	$(29,043,895)	$(535,456,385)
Core MSCI Europe	1,310,232	(827,718)	(101,050,849)	(1,639,318)	(102,207,653)
Core MSCI Pacific	5,724,867	(2,617,560)	(3,076,507)	(2,555,099)	(2,524,299)
Core MSCI Total International Stock	11,102,260	(17,303,119)	(98,155,996)	(18,811,316)	(123,168,171)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2016, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Core MSCI EAFE	$9,032,547
Core MSCI Europe	827,718
Core MSCI Pacific	2,617,560
Core MSCI Total International Stock	17,303,119

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

142	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

8.	LINE OF CREDIT

The iShares Core MSCI Total International Stock ETF, along with certain other iShares funds, is a party to a $250 million credit agreement with State Street Bank and Trust Company, which expires on October 28, 2016. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S.Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

The terms of the credit agreement, as amended by the Board on September 17, 2015, became effective on October 28, 2015. Prior to this date, the maximum borrowing amount was $150 million and the commitment fee was 0.08% per annum on the unused portion of the credit agreement.

The Fund did not borrow under the credit agreement during the year ended July 31, 2016.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	143

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF, iShares Core MSCI Pacific ETF and iShares Core MSCI Total International Stock ETF (the “Funds”) at July 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (consolidated financial statements and consolidated financial highlights for iShares Core MSCI Total International Stock ETF) (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 26, 2016

144	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2016:

iShares ETF	Qualified Dividend Income
Core MSCI EAFE	$303,733,554
Core MSCI Europe	32,733,728
Core MSCI Pacific	13,175,471
Core MSCI Total International Stock	53,792,856

For the fiscal year ended July 31, 2016, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core MSCI EAFE	$330,040,247	$26,631,024
Core MSCI Europe	33,395,128	2,806,656
Core MSCI Pacific	17,037,362	1,093,879
Core MSCI Total International Stock	62,649,588	5,552,239

TAX INFORMATION	145

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF and iShares Core MSCI Total International Stock ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative

146	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing

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services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

148	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

II. iShares Core MSCI Pacific ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core MSCI EAFE	$1.425940	$—	$—	$1.425940	100%	—%	—%	100%
Core MSCI Europe	1.229013	—	—	1.229013	100	—	—	100
Core MSCI Pacific	1.124973	—	—	1.124973	100	—	—	100
Core MSCI Total International Stock	1.328091	—	—	1.328091	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

152	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core MSCI EAFE ETF

Period Covered: October 18, 2012 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.11%
Greater than 2.0% and Less than 2.5%	1	0.11
Greater than 1.5% and Less than 2.0%	9	0.97
Greater than 1.0% and Less than 1.5%	51	5.48
Greater than 0.5% and Less than 1.0%	230	24.73
Between 0.5% and –0.5%	585	62.90
Less than –0.5% and Greater than –1.0%	40	4.30
Less than –1.0% and Greater than –1.5%	10	1.08
Less than –1.5% and Greater than –2.0%	3	0.32

	930	100.00%

iShares Core MSCI Europe ETF

Period Covered: June 10, 2014 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.19%
Greater than 2.0% and Less than 2.5%	2	0.38
Greater than 1.5% and Less than 2.0%	2	0.38
Greater than 1.0% and Less than 1.5%	30	5.77
Greater than 0.5% and Less than 1.0%	87	16.73
Between 0.5% and –0.5%	376	72.32
Less than –0.5% and Greater than –1.0%	18	3.46
Less than –1.0% and Greater than –1.5%	3	0.58
Less than –1.5% and Greater than –2.0%	1	0.19

	520	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Core MSCI Pacific ETF

Period Covered: June 10, 2014 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.19%
Greater than 2.5% and Less than 3.0%	2	0.38
Greater than 2.0% and Less than 2.5%	4	0.77
Greater than 1.5% and Less than 2.0%	13	2.50
Greater than 1.0% and Less than 1.5%	39	7.50
Greater than 0.5% and Less than 1.0%	100	19.24
Between 0.5% and –0.5%	270	51.93
Less than –0.5% and Greater than –1.0%	48	9.24
Less than –1.0% and Greater than –1.5%	27	5.19
Less than –1.5% and Greater than –2.0%	10	1.92
Less than –2.0% and Greater than –2.5%	2	0.38
Less than –2.5% and Greater than –3.0%	1	0.19
Less than –3.0% and Greater than –3.5%	2	0.38
Less than –3.5% and Greater than –4.0%	1	0.19

	520	100.00%

iShares Core MSCI Total International Stock ETF

Period Covered: October 18, 2012 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.11%
Greater than 2.0% and Less than 2.5%	1	0.11
Greater than 1.5% and Less than 2.0%	7	0.75
Greater than 1.0% and Less than 1.5%	68	7.31
Greater than 0.5% and Less than 1.0%	294	31.61
Between 0.5% and –0.5%	526	56.56
Less than –0.5% and Greater than –1.0%	25	2.69
Less than –1.0% and Greater than –1.5%	7	0.75
Less than –1.5% and Greater than –2.0%	1	0.11

	930	100.00%

154	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 342 funds (as of July 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	155

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee
(2006-2010) of the Thacher School; Member (since 1992) and Chair
		(1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

156	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (51)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

TRUSTEE AND OFFICER INFORMATION	157

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (45)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

158	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-710-0716

JULY 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares Edge MSCI Intl Momentum Factor ETF | IMTM | NYSE Arca
➢	iShares Edge MSCI Intl Quality Factor ETF | IQLT | NYSE Arca
➢	iShares Edge MSCI Intl Size Factor ETF | ISZE | NYSE Arca
➢	iShares Edge MSCI Intl Value Factor ETF | IVLU | NYSE Arca
➢	iShares Edge MSCI USA Momentum Factor ETF | MTUM | NYSE Arca
➢	iShares Edge MSCI USA Quality Factor ETF | QUAL | NYSE Arca
➢	iShares Edge MSCI USA Size Factor ETF | SIZE | NYSE Arca
➢	iShares Edge MSCI USA Value Factor ETF | VLUE | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets declined modestly for the 12 months ended July 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.44% for the reporting period.

The modest overall decline in global stock markets masked significant volatility during the reporting period. Stocks fell during the first half of the reporting period amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

Central bank stimulus activity and a recovery in energy prices helped global equity markets reverse course after bottoming in mid-February 2016. The global equity market rally in the latter half of the reporting period was also driven by signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Late in the reporting period, market volatility increased following the “Brexit” referendum in the U.K., where an affirmative vote to leave the European Union led to a sharp decline in the British pound (which fell by 18% against the U.S. dollar for the reporting period) and increased expectations of an interest rate cut from the Bank of England.

Among developed markets, the U.S. was one of the few markets to advance, returning approximately 4% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first seven months of the year. Stable Fed monetary policy provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region were mixed. Australia and New Zealand posted positive returns for the reporting period, benefiting from improving economic growth. However, other markets in the region, including Japan and Singapore, fell during the reporting period. In particular, the Japanese equity market declined by nearly 20%, but a strong rally in the Japanese yen (which appreciated by 17% against the U.S. dollar) helped offset the overall market decline.

European stock markets declined by approximately 10% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Denmark performed best. In the U.K., the equity market advanced by about 4%, but the sharp decline in the British pound led to negative returns in U.S. dollar terms.

Emerging markets stocks declined by approximately 1% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil. Stock markets in Eastern Europe fell the most, primarily because of sharp declines in Greece, Poland, and the Czech Republic.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI INTL MOMENTUM FACTOR ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.26)%	(1.38)%	(2.23)%	(2.26)%	(1.38)%	(2.23)%
Since Inception	3.95%	4.63%	4.27%	6.18%	7.25%	6.68%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/13/15. The first day of secondary market trading was 1/15/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,117.70	$1.58	$1,000.00	$1,023.40	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI INTL MOMENTUM FACTOR ETF

The iShares Edge MSCI Intl Momentum Factor ETF (the “Fund”) (formerly the iShares MSCI International Developed Momentum Factor ETF) seeks to track the investment results of an index that measures the performance of international developed large- and mid-capitalization stocks exhibiting relatively higher momentum characteristics, as represented by the MSCI World ex USA Momentum Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -2.26%, net of fees, while the total return for the Index was -2.23%.

The Index declined for the reporting period but outperformed the broad international equity market. The Index’s return reflected the outperformance of momentum-driven growth stocks in non-U.S. equity markets during the reporting period. The Index also benefited from a decline in the U.S. dollar; in local currency terms, the Index returned -5.90%.

From a country perspective, holdings in Canada, Italy, and the U.K. detracted the most from Index performance for the reporting period. It’s worth noting, however, that the decline in U.K. stocks was driven almost entirely by weakness in the British pound in the wake of the Brexit referendum. On the positive side, Index holdings in Australia and New Zealand, both of which benefited from improving economic growth, contributed to Index performance, as did holdings in Germany.

In terms of sector exposure, the healthcare and financials sectors detracted the most from Index performance for the reporting period. Pharmaceuticals stocks were the most significant detractors in the healthcare sector as drug makers faced pricing pressure for prescription medications. In the financials sector, the largest detractors were banks, which continued to struggle with low global interest rates.

At the other end of the spectrum, the materials and industrials sectors contributed to Index performance for the reporting period. The materials sector was led by gold mining stocks, which benefited from a 22% increase in the price of gold, while construction and engineering companies and transportation-oriented stocks contributed the most in the industrials sector.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Consumer Staples	20.33%
Energy	14.82
Materials	14.29
Industrials	12.59
Financials	11.11
Health Care	9.01
Consumer Discretionary	6.55
Utilities	4.71
Telecommunication Services	4.56
Information Technology	2.03

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

United Kingdom	38.30%
Canada	17.77
Japan	9.04
Australia	8.60
Germany	4.34
France	4.24
Switzerland	4.08
Netherlands	2.40
Hong Kong	2.06
Singapore	1.57

TOTAL	92.40%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI INTL QUALITY FACTOR ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(3.14)%	(3.01)%	(3.04)%	(3.14)%	(3.01)%	(3.04)%
Since Inception	2.41%	2.72%	2.76%	3.76%	4.24%	4.30%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/13/15. The first day of secondary market trading was 1/15/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,104.20	$1.57	$1,000.00	$1,023.40	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI INTL QUALITY FACTOR ETF

The iShares Edge MSCI Intl Quality Factor ETF (the “Fund”) (formerly the iShares MSCI International Developed Quality Factor ETF) seeks to track the investment results of an index that measures the performance of international developed large- and mid-capitalization stocks exhibiting relatively higher quality characteristics identified through three fundamental variables: return on equity, earnings variability and debt-to-equity, as represented by the MSCI World ex USA Sector Neutral Quality Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -3.14%, net of fees, while the total return for the Index was -3.04%.

The Index declined for the reporting period but outperformed the broad international equity market. The Index’s emphasis on stocks with relatively stable earnings, high returns on equity, and low debt levels aided performance in an environment of declining earnings and increasing debt loads in global equity markets during the reporting period. However, currency fluctuations detracted from Index performance; in local currency terms, the Index returned -1.19%.

From a country perspective, holdings in the U.K., Hong Kong, and France detracted the most from Index performance for the reporting period. It’s worth noting, however, that the decline in U.K. stocks (the largest country weighting in the Index on average during the reporting period) was driven almost entirely by weakness in the British pound in the wake of the Brexit referendum. On the positive side, Index holdings in Japan, Australia, and the Netherlands contributed to Index performance for the reporting period.

In terms of sector exposure, the financials and consumer discretionary sectors detracted the most from Index performance for the reporting period. In the financials sector (the largest sector weighting in the Index on average during the reporting period), insurance companies accounted for the majority of the negative return, while retailers detracted from performance in the consumer discretionary sector.

At the other end of the spectrum, the information technology and consumer staples sectors contributed to Index performance for the reporting period. Robust growth in smartphone usage, cloud computing, and online security helped drive the positive returns in the information technology sector, while the consumer staples sector benefited from relatively stable revenues amid economic uncertainty.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	24.51%
Industrials	14.20
Consumer Staples	12.05
Health Care	11.06
Consumer Discretionary	10.75
Materials	7.10
Energy	6.21
Information Technology	5.48
Telecommunication Services	5.13
Utilities	3.51

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

United Kingdom	23.61%
Switzerland	13.23
Japan	11.51
France	6.77
Hong Kong	6.74
Germany	6.71
Canada	6.19
Australia	6.11
Denmark	4.43
Netherlands	3.24

TOTAL	88.54%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.28)%	(0.36)%	(0.47)%	(0.28)%	(0.36)%	(0.47)%
Since Inception	(0.56)%	(0.46)%	(0.72)%	(0.63)%	(0.52)%	(0.80)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/16/15. The first day of secondary market trading was 6/18/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,121.30	$1.58	$1,000.00	$1,023.40	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

The iShares Edge MSCI Intl Size Factor ETF (the “Fund”) (formerly the iShares MSCI International Developed Size Factor ETF) seeks to track the investment results of an index composed of international developed large- and mid-capitalization stocks with relatively smaller average market capitalization, as represented by the MSCI World ex USA Risk Weighted Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -0.28%, net of fees, while the total return for the Index was -0.47%.

The Index declined fractionally for the reporting period but outperformed the broad international equity market. The Index’s return reflected the outperformance of smaller-capitalization stocks in non-U.S. equity markets during the reporting period. The Index also benefited from a decline in the U.S. dollar; in local currency terms, the Index returned -3.12%.

From a country perspective, holdings in Europe detracted the most from Index performance for the reporting period, led by the U.K., France, and Italy. It’s worth noting, however, that the decline in U.K. stocks was driven almost entirely by weakness in the British pound in the wake of the Brexit referendum. On the positive side, holdings in Australia, Canada, and Japan contributed to Index performance for the reporting period.

In terms of sector exposure, the only sectors in the Index to decline for the reporting period were financials, consumer discretionary, and energy. In the financials sector, the largest detractors from Index performance were banks, which continued to struggle with low global interest rates, while media companies led the decline in the consumer discretionary sector. The energy sector continued to face sharp declines in oil and gas prices amid slowing global demand and oversupply.

Among contributors, the more defensive consumer staples and utilities sectors contributed to Index performance the most for the reporting period. The consumer staples sector benefited from relatively stable revenues amid economic uncertainty, while continued investor demand for relatively high dividend yields provided a tailwind for utilities stocks.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	26.83%
Industrials	18.02
Consumer Discretionary	13.03
Consumer Staples	9.56
Materials	7.17
Utilities	6.68
Health Care	6.19
Information Technology	4.61
Telecommunication Services	4.44
Energy	3.47

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

Japan	21.38%
United Kingdom	11.47
Canada	11.38
Australia	9.47
France	7.53
Hong Kong	5.83
Germany	5.68
Switzerland	4.60
Singapore	4.50
Sweden	3.14

TOTAL	84.98%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI INTL VALUE FACTOR ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(12.97)%	(13.51)%	(13.15)%	(12.97)%	(13.51)%	(13.15)%
Since Inception	(11.09)%	(11.36)%	(11.23)%	(12.40)%	(12.70)%	(12.51)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/16/15. The first day of secondary market trading was 6/18/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,061.00	$1.54	$1,000.00	$1,023.40	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI INTL VALUE FACTOR ETF

The iShares Edge MSCI Intl Value Factor ETF (the “Fund”) (formerly the iShares MSCI International Developed Value Factor ETF) seeks to track the investment results of an index composed of international developed large- and mid-capitalization stocks with value characteristics and relatively lower valuations, as represented by the MSCI World ex USA Enhanced Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -12.97%, net of fees, while the total return for the Index was -13.15%.

The Index declined for the reporting period and underperformed the broad international equity market. The Index’s return reflected the underperformance of value-oriented stocks in non-U.S. equity markets during the reporting period. However, the Index benefited from a decline in the U.S. dollar; in local currency terms, the Index returned -18.29%.

From a country perspective, holdings in the U.K., Japan, and France detracted the most from Index performance for the reporting period. It’s worth noting, however, that the decline in U.K. stocks was driven almost entirely by weakness in the British pound in the wake of the Brexit referendum. On the positive side, holdings in Australia and Belgium contributed to Index performance for the reporting period.

In terms of sector exposure, the financials sector detracted significantly from Index performance for the reporting period. Banks, which continued to struggle with low global interest rates and underperforming loans, accounted for a large portion of the decline in the financials sector. Diversified financial services stocks also declined amid heightened volatility in global financial markets.

Other notable detracting sectors included healthcare and consumer discretionary. Pharmaceuticals stocks were the most significant detractors in the healthcare sector, while the automobile industry detracted the most in the consumer discretionary sector.

At the other end of the spectrum, only two sectors contributed to Index performance for the reporting period — materials and consumer staples. The consumer staples sector benefited from relatively stable revenues amid economic uncertainty, while metals and mining stocks led the advance in the materials sector.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	23.90%
Industrials	12.79
Consumer Discretionary	12.57
Consumer Staples	11.82
Health Care	11.19
Materials	7.68
Energy	6.26
Information Technology	5.09
Telecommunication Services	5.01
Utilities	3.69

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

Japan	41.69%
France	12.37
United Kingdom	11.58
Germany	6.97
Hong Kong	3.58
Netherlands	3.49
Israel	3.26
Canada	3.15
Spain	2.54
Switzerland	2.04

TOTAL	90.67%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI USA MOMENTUM FACTOR ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.93%	6.87%	7.10%	6.93%	6.87%	7.10%
Since Inception	14.89%	14.90%	15.10%	57.96%	57.98%	58.80%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,117.60	$0.79	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI USA MOMENTUM FACTOR ETF

The iShares Edge MSCI USA Momentum Factor ETF (the “Fund”) (formerly the iShares MSCI USA Momentum Factor ETF) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks exhibiting relatively higher price momentum, as represented by the MSCI USA Momentum Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 6.93%, net of fees, while the total return for the Index was 7.10%.

The Index posted a solid gain for the reporting period, outperforming the broad U.S. equity market. The Index performed well despite the general underperformance of momentum-driven growth stocks, which trailed value stocks across all market capitalizations for the reporting period.

Eight of 10 market sectors contributed to Index performance for the reporting period, led by the information technology sector. Robust growth in smartphone usage, cloud computing, and online security helped drive the positive returns in this sector. Internet software and services providers and information technology services companies contributed the most to the sector’s overall advance.

Consumer discretionary, the Index’s largest sector weighting on average during the reporting period, contributed meaningfully to Index performance. Internet and specialty retailers were the top contributors as strong job growth, low interest rates, and declining fuel prices led to an increase in consumer spending.

The industrials and utilities sectors of the Index also contributed to overall performance. Aerospace and defense contractors led the advance in the industrials sector, while utilities stocks benefited from continued investor demand for their relatively high dividend yields in a low interest rate environment.

On the downside, healthcare and energy were the two sectors that detracted from Index performance for the reporting period. In the healthcare sector, the pharmaceuticals and biotechnology industries detracted the most as the high prices of prescription drugs made headlines, resulting in pricing pressure and political scrutiny. The energy sector was weighed down by falling energy prices, but the sector represented a small fraction of the Index on average for the reporting period and had little impact on overall performance.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Information Technology	19.05%
Consumer Discretionary	16.60
Health Care	16.42
Consumer Staples	14.73
Utilities	10.42
Industrials	9.41
Financials	6.07
Telecommunication Services	5.33
Materials	1.97

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/16

Security	Percentage of Total Investments*

AT&T Inc.	5.33%
Johnson & Johnson	5.26
Facebook Inc. Class A	5.02
Amazon.com Inc.	4.68
Home Depot Inc. (The)	4.02
Philip Morris International Inc.	3.52
McDonald’s Corp.	3.50
UnitedHealth Group Inc.	2.97
Altria Group Inc.	2.87
Alphabet Inc. Class C	2.70

TOTAL	39.87%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI USA QUALITY FACTOR ETF

Performance as of July 31, 2016

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception [a]	1 Year	Since Inception [a]
Fund NAV	6.70%	12.36%	6.70%	42.57%
Fund Market	6.58%	12.35%	6.58%	42.52%
Index[b]	6.84%	12.54%	6.84%	43.20%
MSCI USA Quality Index	7.05%	12.61%	7.05%	43.48%
MSCI USA Sector Neutral Quality Index	5.98%	n/ac	5.98%	n/ac

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

[a]	The inception date of the Fund was 7/16/13. The first day of secondary market trading was 7/18/13.
[b]	Index performance through August 31, 2015 reflects the performance of the MSCI USA Quality Index. Index performance beginning on September 1, 2015 reflects the performance of the MSCI USA Sector Neutral Quality Index, which, effective as of September 1, 2015, replaced the MSCI USA Quality Index as the underlying index of the Fund.
[c]	The average annual total return of the MSCI USA Sector Neutral Quality Index for the period December 12, 2014 (the inception date of the underlying index) through July 31, 2016 was 8.68%. The cumulative total return for the same period was 14.57%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,114.40	$0.79	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI USA QUALITY FACTOR ETF

The iShares Edge MSCI USA Quality Factor ETF (the “Fund”) (formerly the iShares MSCI USA Quality Factor ETF) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with quality characteristics identified through certain fundamental metrics, as represented by the MSCI USA Sector Neutral Quality Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 6.70%, net of fees, while the total return for the Index was 6.84%.

The Index posted a solid gain for the reporting period, outperforming the broad U.S. equity market. The Index’s emphasis on stocks with relatively stable earnings, high returns on equity, and low debt levels contributed to performance in an environment of declining earnings and increasing debt loads in the broader equity market.

All 10 sectors within the Index increased the Index’s return for the reporting period. The consumer staples and financials sectors were the most significant contributors to Index performance. The consumer staples sector, led by beverage makers and food and staples retailers, benefited from relatively stable revenues amid economic uncertainty. In the financials sector, insurance firms and diversified financial services stocks contributed the most to Index performance.

The telecommunication services and utilities sectors were also meaningful contributors to Index performance for the reporting period. With interest rates near historically low levels throughout much of the reporting period, investors were attracted to the relatively high dividend yields in these two sectors. In addition, both sectors tend to be less economically sensitive.

The consumer discretionary sector was another contributor to Index performance. Specialty retailers were the top contributors as strong job growth, low interest rates, and declining fuel prices led to an increase in consumer spending.

The smallest contributors to Index performance included the healthcare and materials sectors. In the healthcare sector, the biotechnology industry declined sharply as high prices for certain medications made headlines, resulting in pricing pressure and political scrutiny. The materials sector had a modest positive impact on Index performance due to mixed but generally lower commodity prices.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Information Technology	20.51%
Financials	15.50
Health Care	15.02
Consumer Discretionary	13.20
Consumer Staples	10.48
Industrials	9.39
Energy	6.75
Utilities	3.39
Materials	2.88
Telecommunication Services	2.88

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/16

Security	Percentage of Total Investments*

Johnson & Johnson	6.22%
PepsiCo Inc.	4.85
Microsoft Corp.	4.37
Apple Inc.	4.29
Berkshire Hathaway Inc. Class B	3.82
Gilead Sciences Inc.	3.08
AT&T Inc.	2.69
3M Co.	2.60
Boeing Co. (The)	2.60
Exxon Mobil Corp.	2.59

TOTAL	37.11%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.39%	7.49%	7.52%	7.39%	7.49%	7.52%
Since Inception	12.59%	12.63%	12.76%	47.79%	47.94%	48.43%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,155.50	$0.80	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

The iShares Edge MSCI USA Size Factor ETF (the “Fund”) (formerly the iShares MSCI USA Size Factor ETF) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with relatively smaller average market capitalization, as represented by the MSCI USA Risk Weighted Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 7.39%, net of fees, while the total return for the Index was 7.52%.

The Index posted a solid gain for the reporting period, outperforming the broad U.S. equity market. Within a universe of large- and mid-capitalization stocks, the Index emphasizes smaller, lower-risk stocks.

Eight of the 10 sectors in the Index contributed to performance for the reporting period, led by utilities and consumer staples. The consumer staples sector — particularly food, beverage, and tobacco producers — benefited from relatively stable revenues amid economic uncertainty. In the utilities sector, historically low interest rates led to continued investor demand for the relatively high dividend yields of utilities stocks.

The information technology sector was another meaningful contributor to Index performance for the reporting period. Robust growth in smartphone usage, cloud computing, and online security helped drive the positive returns in this sector. Semiconductor manufacturers and information technology services providers led the sector’s overall advance.

The financials and industrials sectors within the Index also helped Index performance during the reporting period. The financials sector, the largest sector weighting in the Index on average during the reporting period, benefited from strong results among real estate investment trusts and insurance firms, while aerospace and defense contractors led the advance in the industrials sector.

On the downside, energy and consumer discretionary were the two sectors that detracted from Index performance for the reporting period. The energy sector continued to struggle with sharp declines in oil and gas prices amid slowing global demand and oversupply. In the consumer discretionary sector, media companies and multiline retailers detracted the most from Index performance.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	24.35%
Consumer Discretionary	13.64
Industrials	12.67
Information Technology	11.67
Health Care	10.95
Consumer Staples	9.67
Utilities	8.02
Materials	4.76
Energy	2.94
Telecommunication Services	1.33

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/16

Security	Percentage of Total Investments*

RenaissanceRe Holdings Ltd.	0.46%
Arch Capital Group Ltd.	0.46
PepsiCo Inc.	0.43
Clorox Co. (The)	0.43
Republic Services Inc.	0.43
Colgate-Palmolive Co.	0.43
General Mills Inc.	0.41
Everest Re Group Ltd.	0.41
Johnson & Johnson	0.40
Procter & Gamble Co. (The)	0.40

TOTAL	4.26%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI USA VALUE FACTOR ETF

Performance as of July 31, 2016

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception [a]	1 Year	Since Inception [a]
Fund NAV	0.18%	10.03%	0.18%	36.99%
Fund Market	0.19%	10.04%	0.19%	37.03%
Index[b]	0.33%	10.20%	0.33%	37.62%
MSCI USA Value Weighted Index	3.48%	11.24%	3.48%	41.94%
MSCI USA Enhanced Value Index	0.28%	n/ac	0.28%	n/ac

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

[a]	The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.
[b]	Index performance through August 31, 2015 reflects the performance of the MSCI USA Value Weighted Index. Index performance beginning on September 1, 2015 reflects the performance of the MSCI USA Enhanced Value Index, which, effective as of September 1, 2015, replaced the MSCI USA Value Weighted Index as the underlying index of the Fund.
[c]	The average annual total return of the MSCI USA Enhanced Value Index for the period December 12, 2014 (the inception date of the underlying index) through July 31, 2016 was 1.63%. The cumulative total return for the same period was 2.68%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,144.10	$0.80	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI USA VALUE FACTOR ETF

The iShares Edge MSCI USA Value Factor ETF (the “Fund”) (formerly the iShares MSCI USA Value Factor ETF) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with value characteristics and relatively lower valuations, as represented by the MSCI USA Enhanced Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 0.18%, net of fees, while the total return for the Index was 0.33%.

The Index posted a modest gain for the reporting period, trailing the performance of the broad U.S. equity market. The Index underperformed the broader market despite the general outperformance of value-oriented stocks across all market capitalizations during the reporting period.

Seven of the 10 sectors in the Index posted a positive contribution to the Index’s return for the reporting period, led by information technology and consumer staples. Robust growth in smartphone usage, cloud computing, and online security helped drive the positive returns in the information technology sector. Consumer staples stocks benefited from relatively stable revenues amid economic uncertainty.

The telecommunication services and utilities sectors were also meaningful contributors to Index performance for the reporting period. With interest rates near historically low levels throughout much of the reporting period, investors were attracted to the relatively high dividend yields in these two sectors. In addition, both sectors tend to be less economically sensitive.

On the downside, the three detracting sectors included financials, consumer discretionary, and healthcare. Despite a short-term interest rate increase from the Fed, banks continued to struggle with low net interest margins, while heightened market volatility weighed on the performance of diversified financial services stocks. Retailers and media companies detracted the most from Index performance in the consumer discretionary sector despite improving consumer spending levels. In the healthcare sector, the biotechnology industry declined sharply as high prices for certain medications made headlines, resulting in pricing pressure and political scrutiny.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Information Technology	21.42%
Financials	15.08
Health Care	14.59
Consumer Discretionary	13.20
Consumer Staples	10.34
Industrials	9.32
Energy	6.74
Utilities	3.48
Materials	2.98
Telecommunication Services	2.85

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/16

Security	Percentage of Total Investments*

Apple Inc.	5.41%
Intel Corp.	4.21
Cisco Systems Inc.	4.20
Wal-Mart Stores Inc.	4.17
Chevron Corp.	3.74
Pfizer Inc.	3.49
General Motors Co.	3.06
AT&T Inc.	2.60
JPMorgan Chase & Co.	2.57
Ford Motor Co.	2.45

TOTAL	35.90%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2016 and held through July 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI INTL MOMENTUM FACTOR ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.38%

AUSTRALIA — 8.55%
AGL Energy Ltd.	2,520	$39,418
Alumina Ltd.	10,434	10,508
Amcor Ltd./Australia	4,218	48,152
Aristocrat Leisure Ltd.	2,850	34,528
ASX Ltd.	714	26,971
Aurizon Holdings Ltd.	6,696	26,464
AusNet Services	7,692	10,348
Boral Ltd.	2,526	13,190
Brambles Ltd.	5,214	53,301
Challenger Ltd./Australia	1,410	10,181
CIMIC Group Ltd.	678	15,068
Cochlear Ltd.	342	34,501
CSL Ltd.	1,476	132,376
Dexus Property Group	4,986	37,024
Domino’s Pizza Enterprises Ltd.	216	12,346
DUET Group	6,144	12,562
Fortescue Metals Group Ltd.	10,272	34,586
Goodman Group	7,602	43,565
GPT Group (The)	8,161	34,797
Harvey Norman Holdings Ltd.	2,010	7,394
James Hardie Industries PLC	1,854	30,719
Medibank Pvt Ltd.	19,176	44,744
Newcrest Mining Ltd.[a]	5,322	101,125
Origin Energy Ltd.	6,522	27,264
REA Group Ltd.	162	8,037
Santos Ltd.	5,802	19,359
Scentre Group	26,694	107,530
Seek Ltd.	810	10,281
Sonic Healthcare Ltd.	1,710	29,867
South32 Ltd.[a]	31,350	43,724
Stockland	7,266	27,833
Sydney Airport	4,386	25,202
TPG Telecom Ltd.	1,260	12,287
Transurban Group	10,374	99,033
Treasury Wine Estates Ltd.	2,419	17,742
Vicinity Centres	17,424	45,821
Vocus Communications Ltd.	1,819	12,346
Westfield Corp.	6,516	52,893

		1,353,087
BELGIUM — 0.24%
Colruyt SA	282	15,733
Umicore SA	396	22,912

		38,645

Security	Shares	Value
CANADA — 17.66%
Agnico Eagle Mines Ltd.	1,722	$100,332
ARC Resources Ltd.	1,710	30,121
Atco Ltd./Canada Class I	390	14,717
Bank of Montreal	2,220	142,490
Bank of Nova Scotia (The)	4,938	251,094
Barrick Gold Corp.	9,000	196,764
BCE Inc.	708	33,949
Bombardier Inc. Class Ba	7,974	11,985
Canadian Natural Resources Ltd.	5,221	158,306
Canadian Tire Corp. Ltd. Class A	366	38,504
Canadian Utilities Ltd. Class A	498	15,348
CCL Industries Inc. Class B	72	12,903
CGI Group Inc. Class Aa	570	27,708
Crescent Point Energy Corp.	2,064	30,215
Dollarama Inc.	456	33,758
Eldorado Gold Corp.	3,066	12,579
Enbridge Inc.	4,092	168,537
Encana Corp.	3,918	31,547
First Capital Realty Inc.	841	14,956
First Quantum Minerals Ltd.	3,378	29,246
Fortis Inc./Canada	1,254	41,590
Franco-Nevada Corp.	1,188	91,711
George Weston Ltd.	198	17,607
Goldcorp Inc.	4,830	86,411
Great-West Lifeco Inc.	846	21,999
H&R REIT	246	4,386
Hydro One Ltd.[b]	618	12,288
Intact Financial Corp.	348	24,975
Inter Pipeline Ltd.	1,434	29,998
Jean Coutu Group PJC Inc. (The) Class A	216	3,132
Kinross Gold Corp.[a]	9,672	50,064
Loblaw Companies Ltd.	864	48,254
Metro Inc.	1,362	49,579
National Bank of Canada	1,074	36,823
Open Text Corp.	492	30,017
Pembina Pipeline Corp.	2,100	61,323
Peyto Exploration & Development Corp.	924	26,288
Restaurant Brands International Inc.	636	28,492
RioCan REIT	660	14,667
Rogers Communications Inc. Class B	1,314	58,110
Saputo Inc.	1,320	39,710
Seven Generations Energy Ltd. Class Aa	1,548	32,526
Silver Wheaton Corp.	3,210	89,724
Smart REIT	534	15,770

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL MOMENTUM FACTOR ETF

July 31, 2016

Security	Shares	Value
SNC-Lavalin Group Inc.	786	$33,904
Sun Life Financial Inc.	1,518	50,078
Teck Resources Ltd. Class B	4,344	69,321
TELUS Corp.	738	24,725
Thomson Reuters Corp.	930	39,231
Tourmaline Oil Corp.[a]	1,272	32,628
TransCanada Corp.	4,470	207,518
Turquoise Hill Resources Ltd.[a]	3,804	13,564
Veresen Inc.	1,236	10,473
Yamana Gold Inc.	7,470	42,790

		2,794,735
DENMARK — 1.18%
Carlsberg A/S Class B	311	30,883
Chr Hansen Holding A/S	270	16,992
DSV A/S	586	26,096
Genmab A/Sa	259	46,960
ISS A/S	463	17,862
Pandora A/S	316	41,142
William Demant Holding A/Sa	366	7,472

		187,407
FINLAND — 0.37%
Elisa OYJ	372	13,495
Neste OYJ	594	22,498
Nokian Renkaat OYJ	264	9,810
Orion OYJ Class B	312	12,780

		58,583
FRANCE — 4.21%
ArcelorMittal[a]	7,740	49,759
Casino Guichard Perrachon SA	192	10,402
Cie. Generale des Etablissements Michelin Class B	408	41,719
CNP Assurances	677	10,345
Eiffage SA	222	17,062
Essilor International SA	564	72,246
Gecina SA	168	25,418
Hermes International	78	33,564
L’Oreal SA	966	183,909
Remy Cointreau SA	102	8,922
Sodexo SA	342	40,061
Thales SA	402	36,633
Vinci SA	1,800	136,653

		666,693
GERMANY — 4.31%
adidas AG	1,266	207,755
Covestro AGb	318	14,857

Security	Shares	Value
Deutsche Wohnen AG Bearer	1,640	$61,391
Fresenius Medical Care AG & Co. KGaA	498	45,531
Fresenius SE & Co. KGaA	1,062	79,319
GEA Group AG	630	33,629
Henkel AG & Co. KGaA	342	37,135
HOCHTIEF AG	138	18,094
Infineon Technologies AG	2,430	40,217
Osram Licht AG	372	19,339
RWE AGa	1,860	33,081
Symrise AG	348	24,532
Vonovia SE	1,704	67,550

		682,430
HONG KONG — 2.05%
CLP Holdings Ltd.	9,000	93,712
HK Electric Investments & HK Electric Investments Ltd.[b]	15,000	14,362
HKT Trust & HKT Ltd.	12,000	18,959
Link REIT	9,000	67,152
MTR Corp. Ltd.	6,000	33,944
PCCW Ltd.	30,000	21,843
Sino Land Co. Ltd.	12,000	21,402
WH Group Ltd.[b]	42,000	33,070
Wynn Macau Ltd.	4,800	7,794
Yue Yuen Industrial Holdings Ltd.	3,000	12,178

		324,416
IRELAND — 0.64%
CRH PLC	1,866	57,331
Kerry Group PLC Class A	510	43,657

		100,988
ISRAEL — 0.35%
Bezeq The Israeli Telecommunication Corp. Ltd.	6,648	13,262
Mobileye NVa	588	28,171
Nice Ltd.	192	13,173

		54,606
ITALY — 0.80%
Prysmian SpA	498	11,650
Snam SpA	10,278	59,479
Tenaris SA	1,908	25,518
Terna Rete Elettrica Nazionale SpA	5,634	30,682

		127,329
JAPAN — 8.99%
CYBERDYNE Inc.[a,c]	600	11,668
Daiichi Sankyo Co. Ltd.	1,800	43,224

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL MOMENTUM FACTOR ETF

July 31, 2016

Security	Shares	Value
Daikin Industries Ltd.	600	$52,761
Daito Trust Construction Co. Ltd.	600	100,639
Idemitsu Kosan Co. Ltd.	600	11,744
Japan Prime Realty Investment Corp.	6	26,375
Japan Real Estate Investment Corp.	6	36,239
Japan Retail Fund Investment Corp.	12	29,507
KDDI Corp.	4,200	128,887
Konami Holdings Corp.	600	23,360
M3 Inc.	1,200	38,757
MEIJI Holdings Co. Ltd.	600	62,995
Nippon Building Fund Inc.	6	36,883
Nippon Prologis REIT Inc.	6	14,911
Nippon Telegraph & Telephone Corp.	1,800	85,728
Nitori Holdings Co. Ltd.	600	74,586
Nomura Real Estate Master Fund Inc.	12	19,870
NTT DOCOMO Inc.	5,400	144,873
Obayashi Corp.	1,800	19,829
Ono Pharmaceutical Co. Ltd.	1,200	43,359
Otsuka Holdings Co. Ltd.	1,200	57,304
Park24 Co. Ltd.	600	20,432
Shionogi & Co. Ltd.	600	31,322
Shiseido Co. Ltd.	1,200	33,968
Start Today Co. Ltd.	600	28,687
Sumitomo Dainippon Pharma Co. Ltd.	600	11,276
Taisei Corp.	6,000	54,154
Terumo Corp.	1,200	51,930
Tokyo Electron Ltd.	600	52,860
TOTO Ltd.	600	25,965
United Urban Investment Corp.	12	22,399
Yamada Denki Co. Ltd.	1,800	9,519
Yamazaki Baking Co. Ltd.	600	16,551

		1,422,562
NETHERLANDS — 2.39%
Heineken Holding NV	288	24,141
Heineken NV	702	66,286
Koninklijke Ahold Delhaize NV	3,724	88,951
Koninklijke DSM NV	732	46,871
Koninklijke KPN NV	9,378	30,863
Koninklijke Vopak NV	312	16,046
RELX NV	2,478	44,821
Wolters Kluwer NV	1,424	59,914

		377,893
NEW ZEALAND — 0.50%
Auckland International Airport Ltd.	3,972	21,141
Fletcher Building Ltd.	2,508	17,527

Security	Shares	Value
Meridian Energy Ltd.	5,706	$11,523
Ryman Healthcare Ltd.	1,674	11,505
Spark New Zealand Ltd.	5,880	16,729

		78,425
NORWAY — 0.84%
Gjensidige Forsikring ASA	588	9,934
Marine Harvest ASA	1,662	28,335
Orkla ASA	2,924	27,182
Statoil ASA	4,266	67,260

		132,711
PORTUGAL — 0.16%
Jeronimo Martins SGPS SA	1,554	26,023

		26,023
SINGAPORE — 1.56%
Ascendas REIT	5,400	9,850
CapitaLand Commercial Trust	4,200	4,706
CapitaLand Mall Trust	7,200	11,472
Jardine Cycle & Carriage Ltd.	600	17,525
Jardine Matheson Holdings Ltd.	1,200	71,160
Singapore Telecommunications Ltd.	32,400	100,836
Suntec REIT	7,200	8,953
Wilmar International Ltd.	9,600	22,086

		246,588
SPAIN — 0.95%
Aena SAb	258	37,218
Amadeus IT Holding SA Class A	925	43,439
Endesa SA	876	18,411
Repsol SA	4,092	51,593

		150,661
SWEDEN — 1.51%
Assa Abloy AB	2,196	48,329
Boliden AB	864	19,055
Hexagon AB Class B	582	23,018
Husqvarna AB Class B	1,596	13,737
Lundin Petroleum ABa	990	16,428
Sandvik AB	3,396	36,493
Securitas AB Class B	816	13,464
Svenska Cellulosa AB SCA Class B	2,280	67,999

		238,523
SWITZERLAND — 4.05%
ABB Ltd. Registered	6,420	136,843
Actelion Ltd. Registered	414	73,637
Barry Callebaut AG Registered	6	7,872
EMS-Chemie Holding AG Registered	36	19,761

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL MOMENTUM FACTOR ETF

July 31, 2016

Security	Shares	Value
Geberit AG Registered	132	$51,082
Givaudan SA Registered	30	61,834
Lonza Group AG Registered	150	28,356
Partners Group Holding AG	66	30,287
Schindler Holding AG Participation Certificates	132	25,391
Schindler Holding AG Registered	84	16,271
SGS SA Registered	24	53,267
Sika AG Bearer	6	28,223
Swiss Prime Site AG Registered	330	30,407
Syngenta AG Registered	198	78,077

		641,308
UNITED KINGDOM — 38.07%
3i Group PLC	3,684	30,179
Admiral Group PLC	1,188	34,133
Aggreko PLC	1,368	23,358
Anglo American PLC	10,734	118,359
BHP Billiton PLC	8,766	109,950
BP PLC	92,268	522,909
British American Tobacco PLC	11,562	740,603
Bunzl PLC	1,896	59,535
Compass Group PLC	8,670	165,300
Croda International PLC	448	19,777
DCC PLC	420	37,612
Diageo PLC	10,206	292,827
Experian PLC	4,644	91,069
Fresnillo PLC	1,770	45,379
GlaxoSmithKline PLC	23,262	521,338
Glencore PLC	72,822	180,561
IMI PLC	846	12,041
Imperial Brands PLC	4,026	212,931
Intertek Group PLC	930	44,760
Mediclinic International PLC	2,214	31,571
National Grid PLC	18,960	272,626
Pearson PLC	4,224	49,464
Randgold Resources Ltd.	737	86,843
Reckitt Benckiser Group PLC	3,288	319,640
RELX PLC	5,124	97,625
Rio Tinto PLC	4,632	151,380
Rolls-Royce Holdings PLC	7,734	81,223
Royal Dutch Shell PLC Class A	15,138	390,719
Royal Dutch Shell PLC Class B	12,798	340,178
Royal Mail PLC	4,099	27,728
RSA Insurance Group PLC	4,308	28,467
SABMiller PLC	3,234	189,528

Security	Shares	Value
Sage Group PLC (The)	3,894	$36,837
Severn Trent PLC	852	27,703
Smiths Group PLC	1,824	30,586
Tate & Lyle PLC	1,308	12,556
Tesco PLC[a]	30,096	62,335
Unilever PLC	7,038	330,183
United Utilities Group PLC	2,484	33,541
Weir Group PLC (The)	1,086	21,124
Wm Morrison Supermarkets PLC	10,332	25,488
Wolseley PLC	700	39,118
WPP PLC	3,342	75,343

		6,024,427

TOTAL COMMON STOCKS
(Cost: $14,548,000)		15,728,040

SHORT-TERM INVESTMENTS — 0.09%

MONEY MARKET FUNDS — 0.09%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[d,e,f]	11,571	11,571
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[d,e,f]	639	639
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[d,e]	2,135	2,135

		14,345

TOTAL SHORT-TERM INVESTMENTS
(Cost: $14,345)		14,345

TOTAL INVESTMENTS IN SECURITIES — 99.47%
(Cost: $14,562,345)[g]		15,742,385
Other Assets, Less Liabilities — 0.53%		83,394

NET ASSETS — 100.00%		$15,825,779

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $14,623,747. Net unrealized appreciation was $1,118,638, of which $1,229,294 represented gross unrealized appreciation on securities and $110,656 represented gross unrealized depreciation on securities.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL MOMENTUM FACTOR ETF

July 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$15,728,040	$—	$—	$15,728,040
Money market funds	14,345	—	—	14,345

Total	$15,742,385	$—	$—	$15,742,385

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® EDGE MSCI INTL QUALITY FACTOR ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.38%

AUSTRALIA — 6.09%
Amcor Ltd./Australia	3,180	$36,303
ASX Ltd.	1,026	38,757
Bendigo & Adelaide Bank Ltd.	1,884	14,534
Brambles Ltd.	4,764	48,701
Cochlear Ltd.	180	18,159
CSL Ltd.	1,584	142,062
Domino’s Pizza Enterprises Ltd.	258	14,746
Flight Centre Travel Group Ltd.	264	6,459
Goodman Group	7,646	43,817
GPT Group (The)	7,500	31,979
LendLease Group	2,280	23,238
Platinum Asset Management Ltd.	1,851	8,526
QBE Insurance Group Ltd.	5,376	44,824
REA Group Ltd.	270	13,394
Rio Tinto Ltd.	913	34,391
Scentre Group	22,698	91,434
Telstra Corp. Ltd.	25,038	109,804
TPG Telecom Ltd.	1,926	18,781
Westfield Corp.	12,474	101,256
Woodside Petroleum Ltd.	1,764	35,569
Woolworths Ltd.	3,030	53,912

		930,646
AUSTRIA — 0.13%
Andritz AG	204	10,402
OMV AG	354	9,408

		19,810
BELGIUM — 0.29%
Colruyt SA	168	9,373
Proximus SADP	701	21,882
Umicore SA	222	12,845

		44,100
CANADA — 6.17%
Alimentation Couche-Tard Inc. Class B	864	39,110
Cameco Corp.	1,038	9,934
Canadian Imperial Bank of Commerce/Canada	1,962	149,236
Canadian National Railway Co.	2,784	176,705
Canadian Pacific Railway Ltd.	384	57,601
CCL Industries Inc. Class B	72	12,903
CGI Group Inc. Class Aa	498	24,208
CI Financial Corp.	1,704	34,876
Constellation Software Inc./Canada	66	26,900

Security	Shares	Value
Dollarama Inc.	450	$33,314
Great-West Lifeco Inc.	1,452	37,757
IGM Financial Inc.	342	9,528
Imperial Oil Ltd.	684	21,070
Industrial Alliance Insurance & Financial Services Inc.	390	12,710
Intact Financial Corp.	576	41,339
Jean Coutu Group PJC Inc. (The) Class A	168	2,436
Keyera Corp.	552	15,865
Linamar Corp.	186	7,393
Magna International Inc. Class A	1,697	65,457
Metro Inc.	492	17,910
Pembina Pipeline Corp.	966	28,208
Peyto Exploration & Development Corp.	372	10,583
Potash Corp. of Saskatchewan Inc.	2,149	33,536
Power Financial Corp.	1,110	25,698
PrairieSky Royalty Ltd.	408	7,950
Saputo Inc.	402	12,093
TELUS Corp.	695	23,285
Veresen Inc.	672	5,694

		943,299
DENMARK — 4.42%
Chr Hansen Holding A/S	384	24,167
Coloplast A/S Class B	492	38,612
DSV A/S	627	27,921
Novo Nordisk A/S Class B	7,716	439,774
Novozymes A/S Class B	930	45,651
Pandora A/S	621	80,852
Tryg A/S	618	11,530
William Demant Holding A/Sa	330	6,738

		675,245
FINLAND — 1.93%
Elisa OYJ	750	27,207
Fortum OYJ	1,146	19,031
Kone OYJ Class B	1,770	89,643
Metso OYJ	330	9,155
Nokian Renkaat OYJ	438	16,276
Orion OYJ Class B	414	16,958
Sampo OYJ Class A	2,268	94,017
Wartsila OYJ Abp	522	22,660

		294,947
FRANCE — 6.75%
Air Liquide SA	864	92,163
Airbus Group SE	1,614	94,990

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL QUALITY FACTOR ETF

July 31, 2016

Security	Shares	Value
AXA SA	8,346	$170,139
Hermes International	150	64,545
L’Oreal SA	474	90,241
Legrand SA	744	41,058
SCOR SE	684	19,990
Societe BIC SA	96	14,192
Technip SA	174	9,714
Thales SA	330	30,072
Total SA	5,076	242,716
Unibail-Rodamco SE	415	114,232
Valeo SA	906	46,503

		1,030,555
GERMANY — 6.35%
Allianz SE Registered	1,740	249,640
BASF SE	2,215	174,029
Beiersdorf AG	204	19,160
Continental AG	438	91,836
Deutsche Post AG Registered	2,418	72,168
Evonik Industries AG	342	10,662
Hannover Rueck SE	306	31,317
Henkel AG & Co. KGaA	192	20,848
HUGO BOSS AG	402	23,848
K+S AG Registered	444	9,277
METRO AG	450	14,482
RTL Group SAa	186	15,858
SAP SE	2,281	200,003
Symrise AG	294	20,725
United Internet AG Registered[b]	378	16,714

		970,567
HONG KONG — 6.72%
AIA Group Ltd.	49,200	304,649
Cheung Kong Infrastructure Holdings Ltd.	2,000	17,681
Cheung Kong Property Holdings Ltd.	9,000	64,253
CLP Holdings Ltd.	3,000	31,237
Hang Seng Bank Ltd.	3,600	64,253
Henderson Land Development Co. Ltd.	6,820	40,604
Hong Kong & China Gas Co. Ltd.	24,280	45,056
Hong Kong Exchanges and Clearing Ltd.	7,800	192,488
Hysan Development Co. Ltd.	2,000	9,201
Link REIT	9,000	67,153
MGM China Holdings Ltd.	2,400	3,476
Power Assets Holdings Ltd.	3,000	29,362
Sands China Ltd.	9,600	36,619

Security	Shares	Value
Sino Land Co. Ltd.	12,000	$21,402
Sun Hung Kai Properties Ltd.	6,000	85,825
Swire Properties Ltd.	4,800	13,361

		1,026,620
IRELAND — 0.23%
Kerry Group PLC Class A	294	25,167
Ryanair Holdings PLC ADR	144	10,191

		35,358
ISRAEL — 0.31%
Check Point Software Technologies Ltd.[a]	420	32,289
Israel Chemicals Ltd.	1,158	4,667
Taro Pharmaceutical Industries Ltd.[a]	78	10,917

		47,873
ITALY — 0.39%
Snam SpA	6,270	36,284
Tenaris SA	957	12,799
UnipolSai SpA	6,222	10,437

		59,520
JAPAN — 11.47%
ABC-Mart Inc.	100	6,440
Aeon Mall Co. Ltd.	600	8,138
Calbee Inc.	100	4,401
Daicel Corp.	600	6,815
Daito Trust Construction Co. Ltd.	600	100,639
Daiwa House Industry Co. Ltd.	2,400	67,889
FANUC Corp.	600	101,430
Fuji Heavy Industries Ltd.	3,000	117,529
GungHo Online Entertainment Inc.[c]	1,800	4,092
Hachijuni Bank Ltd. (The)	1,800	8,518
INPEX Corp.	2,400	19,123
Iyo Bank Ltd. (The)	1,200	7,833
Japan Airlines Co. Ltd.	100	3,119
Japan Exchange Group Inc.	3,000	43,031
Japan Tobacco Inc.	2,400	94,258
JSR Corp.	600	8,284
Kakaku.com Inc.	600	12,540
Kansai Paint Co. Ltd.	600	12,687
KDDI Corp.	7,800	239,362
Keyence Corp.	100	71,152
Koito Manufacturing Co. Ltd.	600	29,975
Kuraray Co. Ltd.	1,200	15,315
Kyushu Financial Group Inc.	1,800	10,046
M3 Inc.	600	19,378

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL QUALITY FACTOR ETF

July 31, 2016

Security	Shares	Value
Mitsubishi Motors Corp.	2,400	$11,288
Murata Manufacturing Co. Ltd.	600	75,084
Nabtesco Corp.	600	16,211
Nitori Holdings Co. Ltd.	600	74,587
Nitto Denko Corp.	600	40,461
NTT DOCOMO Inc.	6,000	160,970
Osaka Gas Co. Ltd.	6,000	24,367
Park24 Co. Ltd.	600	20,432
Santen Pharmaceutical Co. Ltd.	1,200	20,104
Seven Bank Ltd.	3,600	12,435
Shimano Inc.	200	31,712
Shin-Etsu Chemical Co. Ltd.	600	41,356
SMC Corp./Japan	100	26,526
Sony Financial Holdings Inc.	600	7,664
Start Today Co. Ltd.	600	28,687
Sysmex Corp.	600	42,035
T&D Holdings Inc.	2,400	24,975
Tokyo Gas Co. Ltd.	6,000	25,701
Trend Micro Inc./Japan	600	21,896
USS Co. Ltd.	600	10,263
Yahoo Japan Corp.	5,400	23,974

		1,752,722
NETHERLANDS — 3.24%
Akzo Nobel NV	588	38,111
ASML Holding NV	996	110,197
Boskalis Westminster	228	8,378
Koninklijke Ahold Delhaize NV	1,231	29,404
Koninklijke Vopak NV	204	10,491
Randstad Holding NV	336	14,458
RELX NV	4,189	75,769
Unilever NV CVA	4,476	207,394

		494,202
NEW ZEALAND — 0.10%
Contact Energy Ltd.	2,034	7,921
Ryman Healthcare Ltd.	1,020	7,011

		14,932
NORWAY — 0.51%
Gjensidige Forsikring ASA	924	15,611
Statoil ASA	3,025	47,694
Yara International ASA	444	14,459

		77,764
PORTUGAL — 0.26%
Galp Energia SGPS SA	1,245	16,999
Jeronimo Martins SGPS SA	1,332	22,305

		39,304

Security	Shares	Value
SINGAPORE — 1.60%
Ascendas REIT	7,346	$13,400
CapitaLand Commercial Trust	7,800	8,740
CapitaLand Mall Trust	9,600	15,296
City Developments Ltd.	1,200	7,603
ComfortDelGro Corp. Ltd.	6,000	12,598
Keppel Corp. Ltd.	3,600	14,072
Singapore Exchange Ltd.	6,000	33,639
Singapore Technologies Engineering Ltd.	6,000	14,697
Singapore Telecommunications Ltd.	36,000	112,039
UOL Group Ltd.	1,800	7,733
Yangzijiang Shipbuilding Holdings Ltd.	6,000	3,887

		243,704
SPAIN — 2.79%
Amadeus IT Holding SA Class A	1,644	77,204
Endesa SA	1,488	31,274
Iberdrola SA	12,739	87,538
Iberdrola SA New[a]	283	1,945
Industria de Diseno Textil SA	5,748	198,873
Mapfre SA	5,999	14,705
Zardoya Otis SA	1,471	14,443

		425,982
SWEDEN — 2.89%
Alfa Laval AB	930	14,702
Assa Abloy AB	3,060	67,343
Atlas Copco AB Class A	2,586	72,822
Atlas Copco AB Class B	1,584	40,633
Boliden AB	576	12,703
Hennes & Mauritz AB Class B	5,958	180,484
Securitas AB Class B	828	13,662
Skanska AB Class B	1,176	25,068
SKF AB Class B	930	14,778

		442,195
SWITZERLAND — 13.19%
ABB Ltd. Registered	4,926	104,998
Actelion Ltd. Registered	390	69,368
Adecco Group AG Registered	552	30,386
EMS-Chemie Holding AG Registered	36	19,761
Geberit AG Registered	156	60,369
Givaudan SA Registered	30	61,835
Kuehne + Nagel International AG Registered	282	39,683
Nestle SA Registered	5,347	429,884

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL QUALITY FACTOR ETF

July 31, 2016

Security	Shares	Value
Partners Group Holding AG	126	$57,821
Roche Holding AG	2,262	579,280
Schindler Holding AG Participation Certificates	192	36,932
Schindler Holding AG Registered	90	17,433
SGS SA Registered	18	39,950
Sika AG Bearer	6	28,223
Swiss Life Holding AG Registered	114	26,128
Swiss Re AG	1,566	131,817
Swisscom AG Registered	102	50,354
Syngenta AG Registered	252	99,371
Zurich Insurance Group AG	546	131,578

		2,015,171
UNITED KINGDOM — 23.55%
Aberdeen Asset Management PLC	5,556	23,495
Admiral Group PLC	1,590	45,683
Aggreko PLC	762	13,011
ARM Holdings PLC	4,422	98,165
Ashtead Group PLC	1,368	21,723
Associated British Foods PLC	606	21,651
AstraZeneca PLC	3,606	241,682
Babcock International Group PLC	750	9,659
BAE Systems PLC	13,230	93,800
Berkeley Group Holdings PLC	690	24,579
British Land Co. PLC (The)	3,301	29,408
Bunzl PLC	1,302	40,883
Burberry Group PLC	2,322	40,694
Centrica PLC	13,362	42,773
Cobham PLC	4,932	11,204
Compass Group PLC	7,680	146,425
Croda International PLC	564	24,898
Diageo PLC	5,029	144,290
Direct Line Insurance Group PLC	6,756	31,413
easyJet PLC	815	11,264
Experian PLC	3,066	60,125
GKN PLC	7,836	30,109
Hargreaves Lansdown PLC	1,986	34,252
ICAP PLC	3,492	20,632
IMI PLC	1,206	17,165
Imperial Brands PLC	1,710	90,440
Inmarsat PLC	1,710	17,754
Intertek Group PLC	414	19,925
ITV PLC	21,079	54,854
Johnson Matthey PLC	558	24,270
Legal & General Group PLC	30,918	84,439

Security	Shares	Value
London Stock Exchange Group PLC	1,578	$58,139
Marks & Spencer Group PLC	5,502	23,325
Meggitt PLC	1,836	10,679
Mondi PLC	1,105	22,447
National Grid PLC	9,299	133,710
Old Mutual PLC	19,200	53,686
Persimmon PLC	1,410	31,582
Provident Financial PLC	828	29,781
Prudential PLC	13,056	231,415
Reckitt Benckiser Group PLC	1,722	167,403
RELX PLC	4,784	91,147
Rio Tinto PLC	2,712	88,632
Rolls-Royce Holdings PLC	6,114	64,210
Royal Dutch Shell PLC Class A	9,109	235,108
Royal Dutch Shell PLC Class B	7,801	207,355
SABMiller PLC	1,668	97,753
Sage Group PLC (The)	4,338	41,037
Schroders PLC	780	27,112
Smith & Nephew PLC	2,022	33,370
Smiths Group PLC	1,260	21,129
St. James’s Place PLC	2,838	34,892
Tate & Lyle PLC	816	7,833
Taylor Wimpey PLC	12,396	25,461
Travis Perkins PLC	666	13,794
Unilever PLC	3,690	173,114
Whitbread PLC	738	37,812
William Hill PLC	2,976	12,640
Wolseley PLC	930	51,971

		3,597,202

TOTAL COMMON STOCKS
(Cost: $14,483,731)		15,181,718

PREFERRED STOCKS — 0.34%

GERMANY — 0.34%
Fuchs Petrolub SE	264	11,143
Henkel AG & Co. KGaA	330	41,109

		52,252

TOTAL PREFERRED STOCKS
(Cost: $47,470)		52,252

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL QUALITY FACTOR ETF

July 31, 2016

Security	Shares	Value
RIGHTS — 0.00%

SPAIN — 0.00%
Zardoya Otis SAa	1,471	$592

		592

TOTAL RIGHTS
(Cost: $613)		592

SHORT-TERM INVESTMENTS — 0.07%

MONEY MARKET FUNDS — 0.07%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[d,e,f]	3,876	3,876
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[d,e,f]	214	214
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[d,e]	6,242	6,242

		10,332

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,332)		10,332

Value
TOTAL INVESTMENTS IN SECURITIES — 99.79%
(Cost: $14,542,146)[g]	$15,244,894
Other Assets, Less Liabilities — 0.21%	31,730

NET ASSETS — 100.00%	$15,276,624

ADR  —  American Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $14,613,461. Net unrealized appreciation was $631,433, of which $1,232,323 represented gross unrealized appreciation on securities and $600,890 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$15,179,773	$1,945	$—	$15,181,718
Preferred stocks	52,252	—	—	52,252
Rights	592	—	—	592
Money market funds	10,332	—	—	10,332

Total	$15,242,949	$1,945	$—	$15,244,894

See notes to financial statements.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.19%

AUSTRALIA — 9.44%
AGL Energy Ltd.	721	$11,278
Alumina Ltd.	2,594	2,612
Amcor Ltd./Australia	610	6,964
AMP Ltd.	1,253	5,533
APA Group	1,237	9,129
Aristocrat Leisure Ltd.	519	6,288
ASX Ltd.	318	12,012
Aurizon Holdings Ltd.	2,068	8,173
AusNet Services	7,831	10,535
Australia & New Zealand Banking Group Ltd.	273	5,362
Bank of Queensland Ltd.	534	4,286
Bendigo & Adelaide Bank Ltd.	767	5,917
BHP Billiton Ltd.	309	4,584
Boral Ltd.	1,218	6,360
Brambles Ltd.	953	9,742
Caltex Australia Ltd.	189	4,763
CIMIC Group Ltd.	128	2,845
Coca-Cola Amatil Ltd.	1,147	8,038
Cochlear Ltd.	68	6,860
Commonwealth Bank of Australia	120	7,055
Computershare Ltd.	737	4,974
Crown Resorts Ltd.	432	4,301
CSL Ltd.	109	9,776
Dexus Property Group	1,358	10,084
DUET Group	5,032	10,288
Flight Centre Travel Group Ltd.	126	3,083
Goodman Group	1,830	10,487
GPT Group (The)	2,874	12,254
Harvey Norman Holdings Ltd.	1,580	5,812
Healthscope Ltd.	1,357	3,053
Incitec Pivot Ltd.	1,521	3,318
Insurance Australia Group Ltd.	1,923	8,828
James Hardie Industries PLC	330	5,468
LendLease Group	568	5,789
Macquarie Group Ltd.	99	5,597
Medibank Pvt Ltd.	2,915	6,802
Mirvac Group	6,354	10,625
National Australia Bank Ltd.	270	5,446
Newcrest Mining Ltd.[a]	151	2,869
Oil Search Ltd.	604	3,255
Orica Ltd.	265	2,850
Origin Energy Ltd.	533	2,228

Security	Shares	Value
Platinum Asset Management Ltd.	906	$4,173
QBE Insurance Group Ltd.	347	2,893
Ramsay Health Care Ltd.	121	7,246
REA Group Ltd.	123	6,102
Rio Tinto Ltd.	128	4,822
Santos Ltd.	454	1,515
Scentre Group	2,806	11,303
Seek Ltd.	282	3,579
Sonic Healthcare Ltd.	456	7,965
South32 Ltd.[a]	1,680	2,343
Stockland	2,872	11,002
Suncorp Group Ltd.	808	8,248
Sydney Airport	1,593	9,153
Tabcorp Holdings Ltd.	1,908	7,091
Tatts Group Ltd.	2,792	8,764
Telstra Corp. Ltd.	2,586	11,341
TPG Telecom Ltd.	345	3,364
Transurban Group	1,557	14,864
Treasury Wine Estates Ltd.	409	3,000
Vicinity Centres	3,794	9,977
Vocus Communications Ltd.	572	3,882
Wesfarmers Ltd.	285	9,299
Westfield Corp.	1,250	10,147
Westpac Banking Corp.	236	5,577
Woodside Petroleum Ltd.	290	5,848
Woolworths Ltd.	411	7,313

		456,334
AUSTRIA — 0.33%
Andritz AG	105	5,354
Erste Group Bank AG	132	3,499
OMV AG	148	3,933
Voestalpine AG	92	3,243

		16,029
BELGIUM — 1.28%
Ageas	157	5,284
Anheuser-Busch InBev SA/NV	47	6,060
Colruyt SA	142	7,922
Groupe Bruxelles Lambert SA	109	9,196
KBC Group NVa	95	4,938
Proximus SADP	165	5,151
Solvay SA	47	4,878
Telenet Group Holding NVa	153	7,258
UCB SA	61	4,773
Umicore SA	108	6,249

		61,709

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2016

Security	Shares	Value
CANADA — 11.36%
Agnico Eagle Mines Ltd.	48	$2,797
Agrium Inc.	59	5,361
Alimentation Couche-Tard Inc. Class B	107	4,844
AltaGas Ltd.	186	4,744
ARC Resources Ltd.	204	3,593
Atco Ltd./Canada Class I	239	9,019
Bank of Montreal	174	11,168
Bank of Nova Scotia (The)	181	9,204
BCE Inc.	382	18,317
Bombardier Inc. Class Ba	695	1,045
Brookfield Asset Management Inc. Class A	282	9,751
CAE Inc.	756	10,099
Cameco Corp.	303	2,900
Canadian Imperial Bank of Commerce/Canada	131	9,964
Canadian National Railway Co.	119	7,553
Canadian Natural Resources Ltd.	109	3,305
Canadian Pacific Railway Ltd.	32	4,800
Canadian Tire Corp. Ltd. Class A	78	8,206
Canadian Utilities Ltd. Class A	270	8,321
Cenovus Energy Inc.	203	2,909
CGI Group Inc. Class Aa	124	6,028
CI Financial Corp.	465	9,517
Constellation Software Inc./Canada	11	4,483
Dollarama Inc.	87	6,441
Empire Co. Ltd. Class A	388	6,189
Enbridge Inc.	134	5,519
Fairfax Financial Holdings Ltd.	15	8,052
Finning International Inc.	234	3,797
First Capital Realty Inc.	1,157	20,575
Fortis Inc./Canada	332	11,011
Franco-Nevada Corp.	45	3,474
George Weston Ltd.	129	11,471
Gildan Activewear Inc.	280	8,226
Goldcorp Inc.	115	2,057
Great-West Lifeco Inc.	366	9,517
H&R REIT	622	11,090
Husky Energy Inc.	272	3,204
IGM Financial Inc.	242	6,742
Imperial Oil Ltd.	192	5,914
Industrial Alliance Insurance & Financial Services Inc.	174	5,671
Intact Financial Corp.	250	17,942

Security	Shares	Value
Jean Coutu Group PJC Inc. (The) Class A	323	$4,684
Keyera Corp.	157	4,512
Loblaw Companies Ltd.	169	9,438
Magna International Inc. Class A	114	4,397
Manulife Financial Corp.	364	4,969
Methanex Corp.	88	2,471
Metro Inc.	335	12,195
National Bank of Canada	215	7,371
Onex Corp.	184	11,436
Open Text Corp.	70	4,271
Pembina Pipeline Corp.	210	6,132
Peyto Exploration & Development Corp.	163	4,637
Potash Corp. of Saskatchewan Inc.	223	3,480
Power Corp. of Canada	330	7,197
Power Financial Corp.	337	7,802
PrairieSky Royalty Ltd.	55	1,072
Restaurant Brands International Inc.	90	4,032
RioCan REIT	513	11,400
Rogers Communications Inc. Class B	256	11,321
Royal Bank of Canada	190	11,596
Saputo Inc.	333	10,018
Shaw Communications Inc. Class B	577	11,717
Silver Wheaton Corp.	148	4,137
Smart REIT	398	11,753
SNC-Lavalin Group Inc.	124	5,349
Sun Life Financial Inc.	232	7,654
Suncor Energy Inc.	181	4,877
TELUS Corp.	336	11,257
Thomson Reuters Corp.	302	12,740
Toronto-Dominion Bank (The)	250	10,906
Tourmaline Oil Corp.[a]	139	3,565
TransCanada Corp.	188	8,728
Vermilion Energy Inc.	84	2,802
West Fraser Timber Co. Ltd.	74	2,546
Yamana Gold Inc.	268	1,535

		548,817
DENMARK — 1.52%
AP Moeller – Maersk A/S Class A	1	1,307
AP Moeller – Maersk A/S Class B	3	4,073
Carlsberg A/S Class B	90	8,937
Chr Hansen Holding A/S	100	6,293
Coloplast A/S Class B	64	5,023
Danske Bank A/S	215	5,844
DSV A/S	182	8,105

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2016

Security	Shares	Value
ISS A/S	91	$3,511
Novo Nordisk A/S Class B	95	5,414
Novozymes A/S Class B	99	4,860
TDC A/S	852	4,486
Tryg A/S	364	6,791
William Demant Holding A/Sa	430	8,779

		73,423
FINLAND — 1.07%
Elisa OYJ	176	6,385
Fortum OYJ	286	4,749
Kone OYJ Class B	112	5,672
Metso OYJ	138	3,829
Neste OYJ	118	4,469
Nokia OYJ	454	2,609
Nokian Renkaat OYJ	62	2,304
Orion OYJ Class B	103	4,219
Sampo OYJ Class A	148	6,135
Stora Enso OYJ Class R	380	3,450
UPM-Kymmene OYJ	165	3,401
Wartsila OYJ Abp	106	4,602

		51,824
FRANCE — 7.51%
Accor SA	107	4,478
Aeroports de Paris	64	6,808
Air Liquide SA	70	7,467
Airbus Group SE	67	3,943
Alstom SAa	153	3,767
ArcelorMittal[a]	416	2,674
Arkema SA	32	2,733
Atos SE	74	7,255
AXA SA	156	3,180
BNP Paribas SA	86	4,266
Bollore SA	1,061	3,842
Bouygues SA	116	3,432
Bureau Veritas SA	305	6,627
Capgemini SA	62	5,959
Carrefour SA	145	3,633
Casino Guichard Perrachon SAb	58	3,142
Christian Dior SE	32	5,788
Cie. de Saint-Gobain	83	3,518
Cie. Generale des Etablissements Michelin Class B	45	4,601
CNP Assurances	225	3,438
Credit Agricole SA	363	3,215
Danone SA	121	9,320

Security	Shares	Value
Dassault Systemes	95	$7,848
Edenred	156	3,539
Electricite de France SA	250	3,272
Engie SA	306	5,039
Essilor International SA	45	5,764
Eurazeo SA	70	4,475
Eutelsat Communications SA	205	4,076
Fonciere des Regions	72	6,774
Gecina SA	55	8,321
Groupe Eurotunnel SE Registered	380	3,949
Hermes International	18	7,745
ICADE	75	5,782
Iliad SA	16	3,111
Imerys SA	90	6,385
Ingenico Group SA	39	4,275
JCDecaux SA	138	4,724
Kering	25	4,750
Klepierre	150	7,183
L’Oreal SA	45	8,567
Lagardere SCA	217	5,544
Legrand SA	92	5,077
LVMH Moet Hennessy Louis Vuitton SE	32	5,489
Natixis SA	690	2,843
Orange SA	212	3,246
Pernod Ricard SA	63	7,200
Publicis Groupe SA	81	6,033
Remy Cointreau SA	64	5,598
Renault SA	25	2,188
Rexel SA	224	3,330
Safran SA	81	5,507
Sanofi	56	4,769
Schneider Electric SE	64	4,188
SCOR SE	202	5,904
SES SA	293	6,420
SFR Group SA	121	2,859
Societe BIC SA	45	6,652
Societe Generale SA	78	2,665
Sodexo SA	74	8,668
STMicroelectronics NV	444	3,241
Suez	342	5,551
Technip SA	59	3,294
Thales SA	82	7,472
Total SA	80	3,825
Unibail-Rodamco SE	23	6,331
Valeo SA	54	2,772

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2016

Security	Shares	Value
Veolia Environnement SA	274	$6,085
Vinci SA	100	7,592
Vivendi SA	318	6,253
Wendel SA	52	5,552
Zodiac Aerospace	99	2,231

		363,044
GERMANY — 5.25%
adidas AG	39	6,400
Allianz SE Registered	34	4,878
Axel Springer SE	99	5,426
BASF SE	54	4,243
Bayer AG Registered	42	4,519
Bayerische Motoren Werke AG	39	3,360
Beiersdorf AG	91	8,547
Brenntag AG	114	5,661
Commerzbank AG	405	2,670
Continental AG	16	3,355
Covestro AGc	76	3,551
Daimler AG Registered	30	2,040
Deutsche Bank AG Registered[a]	259	3,483
Deutsche Boerse AG	69	5,795
Deutsche Lufthansa AG Registered	216	2,568
Deutsche Post AG Registered	153	4,566
Deutsche Telekom AG Registered	257	4,375
Deutsche Wohnen AG Bearer	210	7,861
E.ON SE	398	4,269
Evonik Industries AG	144	4,489
Fraport AG Frankfurt Airport Services Worldwide	118	6,453
Fresenius Medical Care AG & Co. KGaA	70	6,400
Fresenius SE & Co. KGaA	80	5,975
GEA Group AG	132	7,046
Hannover Rueck SE	66	6,755
HeidelbergCement AG	64	5,421
Henkel AG & Co. KGaA	63	6,841
HUGO BOSS AG	60	3,559
Infineon Technologies AG	325	5,379
Lanxess AG	71	3,354
Linde AG	40	5,757
MAN SE	143	14,996
Merck KGaA	56	6,185
METRO AG	114	3,669
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	33	5,506

Security	Shares	Value
Osram Licht AG	77	$4,003
ProSiebenSat.1 Media SE Registered	114	5,213
QIAGEN NVa	261	6,851
RTL Group SAa	28	2,387
RWE AGa	216	3,842
SAP SE	86	7,541
Siemens AG Registered	52	5,647
Symrise AG	125	8,812
Telefonica Deutschland Holding AG	737	3,008
ThyssenKrupp AG	186	4,264
United Internet AG Registered[d]	127	5,615
Volkswagen AG	8	1,187
Vonovia SE	146	5,788
Zalando SEa,c	112	4,249

		253,759
HONG KONG — 5.82%
AIA Group Ltd.	1,200	7,430
ASM Pacific Technology Ltd.	500	3,715
Bank of East Asia Ltd. (The)[b]	1,800	7,434
BOC Hong Kong Holdings Ltd.	2,000	6,559
Cathay Pacific Airways Ltd.	3,000	4,871
Cheung Kong Infrastructure Holdings Ltd.	1,000	8,840
Cheung Kong Property Holdings Ltd.	500	3,570
CK Hutchison Holdings Ltd.	500	5,851
CLP Holdings Ltd.	2,000	20,825
First Pacific Co. Ltd./Hong Kong	8,000	6,206
Hang Lung Properties Ltd.	2,000	4,330
Hang Seng Bank Ltd.	600	10,709
Henderson Land Development Co. Ltd.	1,100	6,549
HK Electric Investments & HK Electric Investments Ltd.[c]	12,000	11,490
HKT Trust & HKT Ltd.	4,000	6,320
Hong Kong & China Gas Co. Ltd.	6,600	12,248
Hong Kong Exchanges and Clearing Ltd.	100	2,468
Hongkong Land Holdings Ltd.	1,000	6,400
Hysan Development Co. Ltd.	2,000	9,201
Kerry Properties Ltd.	2,000	5,464
Li & Fung Ltd.	6,000	3,000
Link REIT	1,500	11,192
Melco Crown Entertainment Ltd. ADR	134	1,871
MGM China Holdings Ltd.	1,200	1,738
MTR Corp. Ltd.	2,500	14,143
New World Development Co. Ltd.	5,000	5,812
NWS Holdings Ltd.	3,000	4,902
PCCW Ltd.	10,000	7,281

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2016

Security	Shares	Value
Power Assets Holdings Ltd.	1,000	$9,787
Shangri-La Asia Ltd.	4,000	4,294
Sino Land Co. Ltd.	4,000	7,134
SJM Holdings Ltd.	4,000	2,495
Sun Hung Kai Properties Ltd.	1,000	14,304
Swire Pacific Ltd. Class A	1,000	11,946
Swire Properties Ltd.	2,000	5,567
Techtronic Industries Co. Ltd.	1,000	4,233
Wharf Holdings Ltd. (The)	1,000	6,888
Wheelock & Co. Ltd.	1,000	5,354
Wynn Macau Ltd.	1,600	2,598
Yue Yuen Industrial Holdings Ltd.	1,500	6,089

		281,108
IRELAND — 0.37%
CRH PLC	116	3,564
Kerry Group PLC Class A	100	8,560
Paddy Power Betfair PLC	27	3,170
Ryanair Holdings PLC ADR	36	2,548

		17,842
ISRAEL — 1.61%
Azrieli Group Ltd.	223	9,911
Bank Hapoalim BM	2,205	11,270
Bank Leumi le-Israel BMa	3,036	10,953
Bezeq The Israeli Telecommunication Corp. Ltd.	2,511	5,009
Check Point Software Technologies Ltd.[a]	90	6,919
Israel Chemicals Ltd.	704	2,837
Mizrahi Tefahot Bank Ltd.	794	9,695
Mobileye NVa	127	6,085
Nice Ltd.	89	6,106
Taro Pharmaceutical Industries Ltd.[a]	35	4,899
Teva Pharmaceutical Industries Ltd.	82	4,417

		78,101
ITALY — 1.70%
Assicurazioni Generali SpA	462	6,086
Atlantia SpA	196	4,899
CNH Industrial NV	671	4,787
Enel SpA	1,593	7,336
Eni SpA	291	4,452
EXOR SpA	153	5,959
Intesa Sanpaolo SpA	646	1,423
Luxottica Group SpA	124	6,019
Prysmian SpA	225	5,263
Snam SpA	1,695	9,809
Telecom Italia SpA/Milano[a]	3,900	3,330

Security	Shares	Value
Tenaris SA	370	$4,948
Terna Rete Elettrica Nazionale SpA	2,550	13,887
UniCredit SpA	1,545	3,787

		81,985
JAPAN — 21.33%
ABC-Mart Inc.	100	6,440
Aeon Co. Ltd.	300	4,338
AEON Financial Service Co. Ltd.	100	2,326
Aisin Seiki Co. Ltd.	100	4,630
Ajinomoto Co. Inc.	200	5,149
Alfresa Holdings Corp.	200	4,426
Amada Holdings Co. Ltd.	300	3,299
ANA Holdings Inc.	2,000	5,743
Aozora Bank Ltd.	2,000	7,396
Asahi Glass Co. Ltd.	1,000	5,825
Asahi Group Holdings Ltd.	200	6,822
Asahi Kasei Corp.	1,000	7,639
ASICS Corp.	200	3,714
Astellas Pharma Inc.	500	8,399
Bandai Namco Holdings Inc.	200	5,341
Benesse Holdings Inc.	200	4,848
Bridgestone Corp.	100	3,514
Calbee Inc.	100	4,401
Canon Inc.	300	8,592
Casio Computer Co. Ltd.	200	2,882
Chubu Electric Power Co. Inc.	400	5,892
Chugai Pharmaceutical Co. Ltd.	100	3,771
Chugoku Bank Ltd. (The)	400	4,563
Concordia Financial Group Ltd.[a]	900	3,901
Credit Saison Co. Ltd.	200	3,360
Daihatsu Motor Co. Ltd.[a]	300	4,486
Daiichi Sankyo Co. Ltd.	200	4,803
Daiwa House Industry Co. Ltd.	100	2,829
Denso Corp.	100	3,948
Dentsu Inc.	100	4,830
Eisai Co. Ltd.	100	5,897
Electric Power Development Co. Ltd.	200	4,627
FamilyMart Co. Ltd.	100	5,913
Fuji Electric Co. Ltd.	1,000	4,459
Fuji Heavy Industries Ltd.	100	3,918
FUJIFILM Holdings Corp.	100	3,639
Fukuoka Financial Group Inc.	1,000	3,864
Hakuhodo DY Holdings Inc.	400	4,723
Hamamatsu Photonics KK	200	5,952
Hankyu Hanshin Holdings Inc.	200	7,474

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2016

Security	Shares	Value
Hino Motors Ltd.	300	$3,188
Hisamitsu Pharmaceutical Co. Inc.	100	5,679
Hitachi Chemical Co. Ltd.	200	4,223
Hitachi High-Technologies Corp.	100	3,444
Hokuriku Electric Power Co.	500	5,952
Honda Motor Co. Ltd.	200	5,545
Hoya Corp.	100	3,586
Idemitsu Kosan Co. Ltd.	200	3,915
IHI Corp.	1,000	2,839
INPEX Corp.	400	3,187
Isetan Mitsukoshi Holdings Ltd.	400	3,977
Isuzu Motors Ltd.	300	3,949
ITOCHU Corp.	400	4,576
Iyo Bank Ltd. (The)	700	4,569
J Front Retailing Co. Ltd.	400	4,672
Japan Airlines Co. Ltd.	100	3,119
Japan Post Bank Co. Ltd.	300	3,694
Japan Post Holdings Co. Ltd.	300	3,990
Japan Prime Realty Investment Corp.	1	4,396
Japan Real Estate Investment Corp.	1	6,040
Japan Retail Fund Investment Corp.	3	7,377
Japan Tobacco Inc.	100	3,927
JFE Holdings Inc.	300	3,971
Joyo Bank Ltd. (The)	1,000	3,952
JSR Corp.	300	4,142
JX Holdings Inc.	1,100	4,163
Kajima Corp.	1,000	7,435
Kamigumi Co. Ltd.	1,000	9,075
Kaneka Corp.	1,000	7,640
Kao Corp.	100	5,418
KDDI Corp.	100	3,069
Keihan Holdings Co. Ltd.	1,000	7,211
Keikyu Corp.	1,000	10,187
Keio Corp.	1,000	9,357
Kintetsu Group Holdings Co. Ltd.	2,000	8,684
Kirin Holdings Co. Ltd.	400	6,897
Koito Manufacturing Co. Ltd.	100	4,996
Komatsu Ltd.	300	5,912
Konami Holdings Corp.	100	3,893
Konica Minolta Inc.	500	4,079
Kuraray Co. Ltd.	400	5,105
Kurita Water Industries Ltd.	300	6,695
Kyocera Corp.	100	4,772
Kyushu Financial Group Inc.	600	3,349
Lawson Inc.	100	7,718

Security	Shares	Value
LIXIL Group Corp.	200	$3,757
Mabuchi Motor Co. Ltd.	100	4,606
Marubeni Corp.	1,200	5,634
Marui Group Co. Ltd.	200	2,908
Maruichi Steel Tube Ltd.	100	3,718
McDonald’s Holdings Co. Japan Ltd.	400	12,236
Medipal Holdings Corp.	300	4,953
Miraca Holdings Inc.	100	4,889
Mitsubishi Chemical Holdings Corp.	900	4,939
Mitsubishi Corp.	300	5,206
Mitsubishi Materials Corp.	1,000	2,654
Mitsubishi Tanabe Pharma Corp.	400	7,509
Mitsubishi UFJ Financial Group Inc.	1,100	5,603
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,000	4,088
Mitsui & Co. Ltd.	400	4,717
Mitsui Chemicals Inc.	1,000	4,293
Mitsui OSK Lines Ltd.	1,000	2,156
Mizuho Financial Group Inc.	3,200	5,218
MS&AD Insurance Group Holdings Inc.	200	5,866
Nabtesco Corp.	200	5,404
Nagoya Railroad Co. Ltd.	1,000	5,640
NGK Spark Plug Co. Ltd.	200	3,329
NHK Spring Co. Ltd.	500	4,430
Nidec Corp.	100	9,206
Nikon Corp.	300	4,277
Nippon Building Fund Inc.	1	6,147
Nippon Express Co. Ltd.	1,000	5,103
Nippon Paint Holdings Co. Ltd.	100	2,776
Nippon Prologis REIT Inc.	2	4,970
Nippon Steel & Sumitomo Metal Corp.	200	3,805
Nippon Telegraph & Telephone Corp.	100	4,763
Nippon Yusen KK	2,000	3,591
Nissan Motor Co. Ltd.	500	4,937
Nisshin Seifun Group Inc.	400	6,623
Nissin Foods Holdings Co. Ltd.	100	5,698
NOK Corp.	200	3,866
Nomura Holdings Inc.	1,100	5,036
Nomura Real Estate Holdings Inc.	200	3,481
Nomura Real Estate Master Fund Inc.	2	3,312
Nomura Research Institute Ltd.	200	7,103
NTT Data Corp.	100	4,986
NTT DOCOMO Inc.	200	5,366
NTT Urban Development Corp.	400	4,305
Obayashi Corp.	500	5,508
Olympus Corp.	100	3,493

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2016

Security	Shares	Value
Omron Corp.	100	$3,357
Oracle Corp. Japan	100	6,108
Oriental Land Co. Ltd./Japan	100	6,352
ORIX Corp.	300	4,286
Osaka Gas Co. Ltd.	2,000	8,122
Otsuka Corp.	100	5,162
Otsuka Holdings Co. Ltd.	100	4,775
Park24 Co. Ltd.	200	6,811
Recruit Holdings Co. Ltd.	100	3,830
Resona Holdings Inc.	1,000	4,049
Ricoh Co. Ltd.	500	4,469
Rinnai Corp.	100	9,884
Sankyo Co. Ltd.	100	3,664
Santen Pharmaceutical Co. Ltd.	300	5,026
Secom Co. Ltd.	100	7,571
Sega Sammy Holdings Inc.	400	4,422
Seibu Holdings Inc.	200	3,544
Sekisui Chemical Co. Ltd.	200	2,945
Sekisui House Ltd.	300	5,060
Seven & I Holdings Co. Ltd.	100	4,199
Seven Bank Ltd.	1,100	3,800
Shin-Etsu Chemical Co. Ltd.	100	6,893
Shionogi & Co. Ltd.	100	5,220
Shiseido Co. Ltd.	200	5,661
Showa Shell Sekiyu KK	300	2,690
Sompo Japan Nipponkoa Holdings Inc.	200	6,565
Sony Corp.	100	3,202
Sony Financial Holdings Inc.	300	3,832
Stanley Electric Co. Ltd.	100	2,458
Sumitomo Corp.	600	6,346
Sumitomo Dainippon Pharma Co. Ltd.	300	5,638
Sumitomo Electric Industries Ltd.	300	4,199
Sumitomo Mitsui Financial Group Inc.	100	3,228
Sumitomo Rubber Industries Ltd.	200	2,857
Suntory Beverage & Food Ltd.	100	4,367
Suruga Bank Ltd.	200	4,617
Suzuken Co. Ltd./Aichi Japan	200	6,440
Suzuki Motor Corp.	200	6,221
Taiheiyo Cement Corp.	1,000	2,898
Taisho Pharmaceutical Holdings Co. Ltd.	100	10,997
Taiyo Nippon Sanso Corp.	300	2,918
Takeda Pharmaceutical Co. Ltd.	200	8,954
Teijin Ltd.	1,000	3,796
Terumo Corp.	100	4,327
THK Co. Ltd.	200	4,004

Security	Shares	Value
Tobu Railway Co. Ltd.	1,000	$5,415
Toho Co. Ltd./Tokyo	200	5,864
Toho Gas Co. Ltd.	1,000	8,850
Tokio Marine Holdings Inc.	100	3,942
Tokyo Electron Ltd.	100	8,810
Tokyo Gas Co. Ltd.	1,000	4,284
Tokyu Corp.	1,000	8,265
TonenGeneral Sekiyu KK	1,000	9,065
Toppan Printing Co. Ltd.	1,000	8,899
Toray Industries Inc.	1,000	9,179
Toshiba Corp.[a,b]	1,000	2,627
Toyo Seikan Group Holdings Ltd.	200	3,930
Toyo Suisan Kaisha Ltd.	200	8,938
Toyoda Gosei Co. Ltd.	300	6,607
Toyota Industries Corp.	100	4,562
Toyota Tsusho Corp.	200	4,461
Trend Micro Inc./Japan	100	3,649
Unicharm Corp.	200	4,145
United Urban Investment Corp.	4	7,466
USS Co. Ltd.	300	5,131
West Japan Railway Co.	100	6,250
Yahoo Japan Corp.	900	3,996
Yamaha Corp.	100	2,795
Yamaha Motor Co. Ltd.	200	3,431
Yamato Holdings Co. Ltd.	200	4,934
Yokogawa Electric Corp.	400	5,234

		1,030,735
NETHERLANDS — 2.43%
Aegon NV	633	2,581
AerCap Holdings NVa	96	3,505
Akzo Nobel NV	72	4,667
Altice NV Class Aa	632	9,382
Altice NV Class Ba	174	2,573
ASML Holding NV	44	4,868
Boskalis Westminster	121	4,446
Gemalto NV	65	4,286
Heineken Holding NV	79	6,622
Heineken NV	64	6,043
ING Groep NV	320	3,578
Koninklijke Ahold Delhaize NV	471	11,250
Koninklijke DSM NV	90	5,763
Koninklijke Philips NV	186	4,965
Koninklijke Vopak NV	68	3,497
NN Group NV	136	3,669
NXP Semiconductors NVa	39	3,280

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2016

Security	Shares	Value
OCI NVa	351	$5,362
Randstad Holding NV	73	3,141
RELX NV	501	9,062
Unilever NV CVA	128	5,931
Wolters Kluwer NV	212	8,920

		117,391
NEW ZEALAND — 1.19%
Auckland International Airport Ltd.	1,772	9,431
Contact Energy Ltd.	2,022	7,875
Fletcher Building Ltd.	1,344	9,393
Mercury NZ Ltd.	3,091	6,978
Meridian Energy Ltd.	4,362	8,808
Ryman Healthcare Ltd.	1,296	8,907
Spark New Zealand Ltd.	2,242	6,379

		57,771
NORWAY — 0.92%
DNB ASA	489	5,391
Gjensidige Forsikring ASA	358	6,048
Marine Harvest ASA	215	3,665
Norsk Hydro ASA	881	3,769
Orkla ASA	883	8,208
Schibsted ASA	158	4,977
Statoil ASA	219	3,453
Telenor ASA	333	5,570
Yara International ASA	102	3,322

		44,403
PORTUGAL — 0.18%
Galp Energia SGPS SA	342	4,670
Jeronimo Martins SGPS SA	240	4,019

		8,689
SINGAPORE — 4.49%
Ascendas REIT	5,025	9,166
CapitaLand Commercial Trust	9,000	10,085
CapitaLand Ltd.	3,200	7,553
CapitaLand Mall Trust	7,300	11,631
City Developments Ltd.	1,300	8,237
ComfortDelGro Corp. Ltd.	3,400	7,139
DBS Group Holdings Ltd.	800	9,179
Genting Singapore PLC	11,400	6,663
Global Logistic Properties Ltd.	4,500	6,416
Golden Agri-Resources Ltd.	14,600	3,913
Hutchison Port Holdings Trust	15,300	7,267
Jardine Cycle & Carriage Ltd.	211	6,163
Jardine Matheson Holdings Ltd.	100	5,930
Keppel Corp. Ltd.	1,200	4,691

Security	Shares	Value
Oversea-Chinese Banking Corp. Ltd.	1,500	$9,605
SembCorp Industries Ltd.	2,600	5,362
Sembcorp Marine Ltd.	2,900	3,044
Singapore Airlines Ltd.	1,300	10,628
Singapore Exchange Ltd.	1,700	9,531
Singapore Press Holdings Ltd.	900	2,533
Singapore Technologies Engineering Ltd.	3,500	8,573
Singapore Telecommunications Ltd.	3,500	10,893
StarHub Ltd.	5,500	16,052
Suntec REIT	8,200	10,196
United Overseas Bank Ltd.	500	6,775
UOL Group Ltd.	1,700	7,303
Wilmar International Ltd.	3,100	7,132
Yangzijiang Shipbuilding Holdings Ltd.	8,200	5,312

		216,972
SPAIN — 2.23%
Abertis Infraestructuras SA	399	6,278
ACS Actividades de Construccion y Servicios SA	154	4,417
Aena SAc	21	3,029
Amadeus IT Holding SA Class A	163	7,655
Banco Bilbao Vizcaya Argentaria SA	923	5,393
Banco de Sabadell SA	1,620	2,215
Banco Popular Espanol SA	2,237	3,132
Banco Santander SA	1,330	5,643
Bankinter SA	367	2,561
Distribuidora Internacional de Alimentacion SA	643	4,013
Endesa SA	351	7,377
Ferrovial SA	317	6,563
Gas Natural SDG SA	283	5,856
Grifols SA	227	4,978
Iberdrola SA	1,342	9,222
Iberdrola SA New[a]	30	205
Industria de Diseno Textil SA	227	7,854
International Consolidated Airlines Group SA	476	2,569
Mapfre SA	1,795	4,400
Repsol SA	297	3,745
Telefonica SA	553	5,422
Zardoya Otis SA	519	5,096

		107,623
SWEDEN — 3.13%
Alfa Laval AB	321	5,075
Assa Abloy AB	295	6,492

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2016

Security	Shares	Value
Atlas Copco AB Class A	260	$7,322
Atlas Copco AB Class B	126	3,232
Boliden AB	181	3,992
Electrolux AB Class B	122	3,314
Getinge AB Class B	161	3,273
Hennes & Mauritz AB Class B	240	7,270
Hexagon AB Class B	133	5,260
Husqvarna AB Class B	591	5,087
ICA Gruppen AB	119	3,992
Industrivarden AB Class C	460	7,762
Investor AB Class B	170	5,873
Kinnevik AB Class B	104	2,659
Lundin Petroleum ABa	181	3,003
Millicom International Cellular SA SDR	70	3,749
Nordea Bank AB	482	4,307
Sandvik AB	422	4,535
Securitas AB Class B	341	5,626
Skandinaviska Enskilda Banken AB Class A	560	4,925
Skanska AB Class B	281	5,990
SKF AB Class B	284	4,513
Svenska Cellulosa AB SCA Class B	193	5,756
Svenska Handelsbanken AB Class A	465	5,613
Swedbank AB Class A	253	5,331
Swedish Match AB	230	8,412
Tele2 AB Class B	592	5,016
Telefonaktiebolaget LM Ericsson Class B	507	3,791
Telia Co. AB	1,338	6,123
Volvo AB Class B	368	3,933

		151,226
SWITZERLAND — 4.59%
ABB Ltd. Registered	244	5,201
Actelion Ltd. Registered	23	4,091
Adecco Group AG Registered	63	3,468
Aryzta AG	75	2,829
Baloise Holding AG Registered	59	6,667
Barry Callebaut AG Registered	5	6,560
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	3	17,694
Cie. Financiere Richemont SA Class A Registered	66	4,026
Dufry AG Registered[a]	32	3,695
EMS-Chemie Holding AG Registered	10	5,489
Galenica AG Registered	3	3,880
Geberit AG Registered	16	6,192
Givaudan SA Registered	3	6,183

Security	Shares	Value
Julius Baer Group Ltd.	97	$3,993
Kuehne + Nagel International AG Registered	49	6,895
LafargeHolcim Ltd. Registered	97	4,629
Lonza Group AG Registered	25	4,726
Nestle SA Registered	131	10,532
Novartis AG Registered	71	5,899
Pargesa Holding SA Bearer	112	7,822
Partners Group Holding AG	12	5,507
Roche Holding AG	31	7,939
Schindler Holding AG Participation Certificates	55	10,579
Schindler Holding AG Registered	29	5,617
SGS SA Registered	3	6,658
Sika AG Bearer	1	4,704
Sonova Holding AG Registered	49	6,733
Swatch Group AG (The) Bearer	15	3,944
Swatch Group AG (The) Registered	45	2,305
Swiss Life Holding AG Registered	21	4,813
Swiss Prime Site AG Registered	143	13,176
Swiss Re AG	82	6,902
Swisscom AG Registered	20	9,873
Syngenta AG Registered	8	3,155
UBS Group AG	296	4,089
Zurich Insurance Group AG	23	5,543

		222,008
UNITED KINGDOM — 11.44%
3i Group PLC	611	5,005
Aberdeen Asset Management PLC	660	2,791
Admiral Group PLC	257	7,384
Aggreko PLC	208	3,551
Antofagasta PLC	473	3,143
ARM Holdings PLC	295	6,549
Ashtead Group PLC	236	3,748
Associated British Foods PLC	116	4,144
AstraZeneca PLC	77	5,161
Aviva PLC	838	4,351
Babcock International Group PLC	387	4,984
BAE Systems PLC	922	6,537
Barclays PLC	1,882	3,862
Barratt Developments PLC	450	2,614
Berkeley Group Holdings PLC	96	3,420
BHP Billiton PLC	243	3,048
BP PLC	893	5,061
British American Tobacco PLC	130	8,327
British Land Co. PLC (The)	683	6,085

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2016

Security	Shares	Value
BT Group PLC	1,219	$6,690
Bunzl PLC	402	12,623
Burberry Group PLC	304	5,328
Capita PLC	488	6,220
Carnival PLC	94	4,545
Centrica PLC	1,823	5,836
Cobham PLC	2,185	4,964
Coca-Cola European Partners PLC[a]	94	3,547
Coca-Cola HBC AG	223	4,622
Compass Group PLC	517	9,857
Croda International PLC	122	5,386
Diageo PLC	313	8,980
Direct Line Insurance Group PLC	1,228	5,710
Dixons Carphone PLC	644	2,988
easyJet PLC	154	2,128
Experian PLC	357	7,001
G4S PLC	1,844	4,561
GKN PLC	932	3,581
GlaxoSmithKline PLC	364	8,158
Hammerson PLC	867	6,417
Hargreaves Lansdown PLC	184	3,173
HSBC Holdings PLC	797	5,239
ICAP PLC	669	3,953
IMI PLC	332	4,725
Imperial Brands PLC	141	7,457
Inmarsat PLC	508	5,274
InterContinental Hotels Group PLC	144	5,778
Intertek Group PLC	133	6,401
Intu Properties PLC	1,760	7,013
Investec PLC	515	3,074
ITV PLC	1,593	4,145
J Sainsbury PLC	937	2,790
Johnson Matthey PLC	109	4,741
Kingfisher PLC	1,140	5,090
Land Securities Group PLC	453	6,580
Legal & General Group PLC	1,678	4,583
Lloyds Banking Group PLC	5,450	3,846
London Stock Exchange Group PLC	121	4,458
Marks & Spencer Group PLC	795	3,370
Mediclinic International PLC	262	3,736
Meggitt PLC	700	4,072
Merlin Entertainments PLC[c]	646	4,059
Mondi PLC	196	3,981
National Grid PLC	836	12,021
Next PLC	100	6,672

Security	Shares	Value
Old Mutual PLC	1,428	$3,993
Pearson PLC	351	4,110
Persimmon PLC	132	2,957
Provident Financial PLC	142	5,107
Prudential PLC	302	5,353
Randgold Resources Ltd.	32	3,771
Reckitt Benckiser Group PLC	94	9,138
RELX PLC	664	12,651
Rio Tinto PLC	104	3,399
Rolls-Royce Holdings PLC	328	3,445
Royal Bank of Scotland Group PLC[a]	1,237	3,160
Royal Dutch Shell PLC Class A	151	3,897
Royal Dutch Shell PLC Class B	232	6,167
Royal Mail PLC	482	3,261
RSA Insurance Group PLC	683	4,513
SABMiller PLC	68	3,985
Sage Group PLC (The)	746	7,057
Schroders PLC	131	4,553
Segro PLC	1,118	6,576
Severn Trent PLC	238	7,739
Shire PLC	49	3,169
Sky PLC	539	6,587
Smith & Nephew PLC	363	5,991
Smiths Group PLC	414	6,942
SSE PLC	390	7,850
St. James’s Place PLC	308	3,787
Standard Chartered PLC	375	3,010
Standard Life PLC	1,210	4,866
Tate & Lyle PLC	473	4,540
Taylor Wimpey PLC	1,425	2,927
Tesco PLC[a]	1,301	2,695
Travis Perkins PLC	257	5,323
TUI AG	286	3,738
Unilever PLC	189	8,867
United Utilities Group PLC	579	7,818
Vodafone Group PLC	1,425	4,343
Weir Group PLC (The)	160	3,112
Whitbread PLC	113	5,790
William Hill PLC	966	4,103
Wm Morrison Supermarkets PLC	1,318	3,251
Wolseley PLC	104	5,812
WPP PLC	369	8,319

		552,810

TOTAL COMMON STOCKS
(Cost: $4,897,253)		4,793,603

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2016

Security	Shares	Value
PREFERRED STOCKS — 0.56%

GERMANY — 0.42%
Bayerische Motoren Werke AG	45	$3,261
Fuchs Petrolub SE	122	5,150
Henkel AG & Co. KGaA	60	7,474
Porsche Automobil Holding SE	37	1,939
Volkswagen AG	16	2,251

		20,075
ITALY — 0.14%
Intesa Sanpaolo SpA	2,652	5,528
Telecom Italia SpA/Milano	2,050	1,427

		6,955

TOTAL PREFERRED STOCKS
(Cost: $29,107)		27,030

RIGHTS — 0.01%

SPAIN — 0.01%
Zardoya Otis SAa	519	209

		209

TOTAL RIGHTS
(Cost: $227)		209

SHORT-TERM INVESTMENTS — 0.31%

MONEY MARKET FUNDS — 0.31%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[e,f,g]	12,884	12,884

Security	Shares	Value
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[e,f,g]	712	$712
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[e,f]	1,458	1,458

		15,054

TOTAL SHORT-TERM INVESTMENTS
(Cost: $15,054)		15,054

TOTAL INVESTMENTS IN SECURITIES — 100.07%
(Cost: $4,941,641)[h]		4,835,896
Other Assets, Less Liabilities — (0.07)%		(3,246)

NET ASSETS — 100.00%		$4,832,650

ADR  —  American Depositary Receipts

SDR  —  Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $4,975,861. Net unrealized depreciation was $139,965, of which $339,789 represented gross unrealized appreciation on securities and $479,754 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$4,784,023	$9,580	$—	$4,793,603
Preferred stocks	27,030	—	—	27,030
Rights	209	—	—	209
Money market funds	15,054	—	—	15,054

Total	$4,826,316	$9,580	$—	$4,835,896

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® EDGE MSCI INTL VALUE FACTOR ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.64%

AUSTRALIA — 1.24%
AGL Energy Ltd.	3,042	$47,583
Fortescue Metals Group Ltd.[a]	17,640	59,394
Incitec Pivot Ltd.	17,964	39,186
Origin Energy Ltd.	11,340	47,404
Qantas Airways Ltd.	9,972	23,950
Sonic Healthcare Ltd.	3,348	58,476
South32 Ltd.[b]	49,320	68,786
Treasury Wine Estates Ltd.	16,884	123,836

		468,615
AUSTRIA — 0.28%
OMV AG	1,170	31,093
Raiffeisen Bank International AGb	1,476	19,477
Voestalpine AG	1,566	55,197

		105,767
BELGIUM — 0.27%
Ageas	1,602	53,914
Solvay SA	468	48,571

		102,485
CANADA — 3.15%
Cameco Corp.	2,682	25,667
Empire Co. Ltd. Class A	7,596	121,158
First Quantum Minerals Ltd.	10,314	89,295
George Weston Ltd.	1,260	112,043
Linamar Corp.	594	23,609
Loblaw Companies Ltd.	4,500	251,321
Magna International Inc. Class A	2,628	101,368
Metro Inc.	4,680	170,361
Power Corp. of Canada	1,584	34,545
Teck Resources Ltd. Class B	10,908	174,070
Valeant Pharmaceuticals International Inc.[b]	3,780	84,293

		1,187,730
DENMARK — 1.36%
AP Moeller – Maersk A/S Class A	72	94,121
AP Moeller – Maersk A/S Class B	90	122,184
Carlsberg A/S Class B	2,647	262,851
TDC A/S	6,360	33,486

		512,642
FINLAND — 0.56%
Fortum OYJ	1,656	27,499
Stora Enso OYJ Class R	5,868	53,283

Security	Shares	Value
UPM-Kymmene OYJ	6,318	$130,210

		210,992
FRANCE — 12.34%
ArcelorMittal[b]	30,515	196,176
Atos SE	828	81,175
AXA SA	12,546	255,759
BNP Paribas SA	8,838	438,365
Carrefour SA	3,366	84,333
Casino Guichard Perrachon SAa	2,070	112,151
Cie. de Saint-Gobain	3,780	160,203
Cie. Generale des Etablissements Michelin Class B	954	97,549
CNP Assurances	1,566	23,930
Credit Agricole SA	10,494	92,941
Electricite de France SA	3,293	43,102
Engie SA	12,960	213,402
Orange SA	12,528	191,789
Peugeot SAb	3,744	56,563
Renault SA	1,890	165,381
Rexel SA	3,204	47,634
Sanofi	19,296	1,643,147
SCOR SE	1,008	29,459
Societe Generale SA	7,416	253,391
Total SA	9,828	469,939

		4,656,389
GERMANY — 5.92%
Allianz SE Registered	2,052	294,404
Bayerische Motoren Werke AG	1,890	162,845
Commerzbank AG	13,716	90,432
Daimler AG Registered	6,588	448,063
Deutsche Bank AG Registered[b]	17,406	234,058
Deutsche Lufthansa AG Registered	5,328	63,334
E.ON SE	16,902	181,295
HeidelbergCement AG	1,620	137,208
K+S AG Registered[a]	2,052	42,876
Merck KGaA	1,764	194,813
METRO AG	3,060	98,481
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	972	162,171
RWE AGb	4,302	76,514
Volkswagen AG	324	48,061

		2,234,555
HONG KONG — 3.57%
BOC Hong Kong Holdings Ltd.	18,000	59,034
Cathay Pacific Airways Ltd.	18,000	29,227

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL VALUE FACTOR ETF

July 31, 2016

Security	Shares	Value
Cheung Kong Property Holdings Ltd.	18,000	$128,506
CK Hutchison Holdings Ltd.	27,000	315,930
First Pacific Co. Ltd./Hong Kong	36,000	27,928
Kerry Properties Ltd.	18,000	49,176
New World Development Co. Ltd.	72,000	83,691
NWS Holdings Ltd.	18,000	29,413
PCCW Ltd.	36,000	26,211
Sun Hung Kai Properties Ltd.	18,000	257,476
WH Group Ltd.[c]	153,000	120,468
Wharf Holdings Ltd. (The)	18,000	123,983
Wheelock & Co. Ltd.	18,000	96,379

		1,347,422
ISRAEL — 3.25%
Bank Hapoalim BM	11,484	58,694
Bank Leumi le-Israel BMb	16,542	59,677
Teva Pharmaceutical Industries Ltd.	20,574	1,108,213

		1,226,584
ITALY — 1.75%
Enel SpA	49,032	225,790
Eni SpA	9,270	141,810
Fiat Chrysler Automobiles NVa	9,846	63,419
Mediobanca SpA	4,284	30,013
Telecom Italia SpA/Milano[b]	73,746	62,963
UniCredit SpA	55,710	136,557

		660,552
JAPAN — 41.59%
Aisin Seiki Co. Ltd.	1,800	83,339
Alfresa Holdings Corp.	3,600	79,668
Alps Electric Co. Ltd.	1,800	41,099
Amada Holdings Co. Ltd.	3,600	39,588
Asahi Glass Co. Ltd.	18,000	104,854
Asahi Group Holdings Ltd.	7,200	245,609
Asahi Kasei Corp.	18,000	137,505
Bridgestone Corp.	3,600	126,493
Brother Industries Ltd.	3,600	41,555
Canon Inc.	9,000	257,745
Central Japan Railway Co.	1,800	337,571
Chubu Electric Power Co. Inc.	5,400	79,537
Chugoku Bank Ltd. (The)	1,800	20,532
Concordia Financial Group Ltd.[b]	10,800	46,810
Dai-ichi Life Insurance Co. Ltd. (The)	9,000	119,081
Daihatsu Motor Co. Ltd.[b]	1,800	26,915
Daiichi Sankyo Co. Ltd.	9,000	216,119
Denso Corp.	1,800	71,062
FamilyMart Co. Ltd.	1,800	106,435

Security	Shares	Value
Fuji Heavy Industries Ltd.	3,600	$141,035
FUJIFILM Holdings Corp.	5,400	196,483
Fujitsu Ltd.	18,000	76,050
Hachijuni Bank Ltd. (The)	7,200	34,073
Hino Motors Ltd.	3,600	38,253
Hitachi Construction Machinery Co. Ltd.	1,100	18,086
Hitachi Ltd.	72,000	334,761
Honda Motor Co. Ltd.	12,600	349,348
INPEX Corp.	10,800	86,054
Isuzu Motors Ltd.	5,400	71,080
ITOCHU Corp.	32,400	370,679
Iyo Bank Ltd. (The)	5,400	35,250
J Front Retailing Co. Ltd.	1,800	21,024
Japan Airlines Co. Ltd.	1,800	56,133
JFE Holdings Inc.	12,600	166,775
JSR Corp.	1,800	24,852
JTEKT Corp.	3,600	51,110
JX Holdings Inc.	21,600	81,755
Kansai Electric Power Co. Inc. (The)[b]	7,200	67,191
Kawasaki Heavy Industries Ltd.	18,000	53,920
KDDI Corp.	9,000	276,187
Kirin Holdings Co. Ltd.	12,600	217,244
Kobe Steel Ltd.	72,000	63,229
Komatsu Ltd.	9,000	177,348
Konica Minolta Inc.	7,200	58,733
Kuraray Co. Ltd.	5,400	68,919
Kyocera Corp.	3,600	171,807
LIXIL Group Corp.	1,800	33,810
Marubeni Corp.	39,600	185,935
Mazda Motor Corp.	5,400	81,539
Medipal Holdings Corp.	3,600	59,435
Minebea Co. Ltd.	3,600	29,050
Miraca Holdings Inc.	1,800	87,993
Mitsubishi Chemical Holdings Corp.	19,800	108,655
Mitsubishi Corp.	27,000	468,551
Mitsubishi Electric Corp.	18,000	213,836
Mitsubishi Heavy Industries Ltd.	36,000	155,648
Mitsubishi Materials Corp.	18,000	47,773
Mitsubishi Motors Corp.	3,600	16,931
Mitsubishi Tanabe Pharma Corp.	5,400	101,377
Mitsubishi UFJ Financial Group Inc.	131,400	669,276
Mitsui & Co. Ltd.	30,600	360,834
Mitsui Chemicals Inc.	18,000	77,280
Mitsui OSK Lines Ltd.	36,000	77,631
Mizuho Financial Group Inc.	230,400	375,663

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL VALUE FACTOR ETF

July 31, 2016

Security	Shares	Value
MS&AD Insurance Group Holdings Inc.	3,600	$105,592
NEC Corp.	36,000	99,761
Nexon Co. Ltd.	1,800	27,048
NGK Spark Plug Co. Ltd.	1,800	29,963
Nikon Corp.	1,800	25,660
Nippon Steel & Sumitomo Metal Corp.	14,400	273,991
Nippon Telegraph & Telephone Corp.	5,400	257,183
Nippon Yusen KK	36,000	64,634
Nissan Motor Co. Ltd.	21,600	213,292
Nisshin Seifun Group Inc.	5,400	89,416
NOK Corp.	1,800	34,793
Nomura Holdings Inc.	25,200	115,371
NSK Ltd.	5,400	46,315
NTT DOCOMO Inc.	7,200	193,164
Oji Holdings Corp.	18,000	75,523
ORIX Corp.	9,000	128,565
Osaka Gas Co. Ltd.	18,000	73,099
Otsuka Holdings Co. Ltd.	7,200	343,824
Resona Holdings Inc.	27,000	109,333
Ricoh Co. Ltd.	10,800	96,529
Rohm Co. Ltd.	1,800	77,807
SBI Holdings Inc./Japan	1,800	19,829
Seiko Epson Corp.	3,600	64,423
Sekisui Chemical Co. Ltd.	3,600	53,007
Sekisui House Ltd.	3,600	60,717
Seven & I Holdings Co. Ltd.	12,600	529,032
Shinsei Bank Ltd.	18,000	27,399
SoftBank Group Corp.	3,600	200,330
Sompo Japan Nipponkoa Holdings Inc.	3,600	118,168
Sony Corp.	5,400	172,931
Sumitomo Chemical Co. Ltd.	18,000	80,792
Sumitomo Corp.	27,000	285,583
Sumitomo Dainippon Pharma Co. Ltd.	1,800	33,827
Sumitomo Electric Industries Ltd.	7,200	100,780
Sumitomo Mitsui Financial Group Inc.	14,400	464,802
Sumitomo Mitsui Trust Holdings Inc.	36,000	121,891
Sumitomo Rubber Industries Ltd.	1,800	25,713
Suzuken Co. Ltd./Aichi Japan	1,800	57,960
Suzuki Motor Corp.	1,800	55,993
Taiheiyo Cement Corp.	18,000	52,164
TDK Corp.	1,800	112,231
Tohoku Electric Power Co. Inc.	3,600	46,438
Tokio Marine Holdings Inc.	3,600	141,913
Tokyo Electric Power Co. Holdings Inc.[b]	25,200	99,339

Security	Shares	Value
Toshiba Corp.[b]	36,000	$94,562
Toyo Suisan Kaisha Ltd.	1,800	80,441
Toyota Industries Corp.	1,800	82,110
Toyota Motor Corp.	19,800	1,138,715
Toyota Tsusho Corp.	3,600	80,301
West Japan Railway Co.	1,800	112,495
Yamada Denki Co. Ltd.	5,400	28,558
Yamaha Motor Co. Ltd.	1,800	30,877

		15,694,297
NETHERLANDS — 3.49%
Aegon NV	22,932	93,497
AerCap Holdings NVb	1,800	65,718
ING Groep NV	20,160	225,440
Koninklijke Ahold Delhaize NV	35,710	852,963
NN Group NV	2,869	77,399

		1,315,017
NORWAY — 0.93%
DNB ASA	6,066	66,869
Marine Harvest ASA	2,322	39,587
Norsk Hydro ASA	15,804	67,604
Statoil ASA	3,996	63,003
Telenor ASA	2,430	40,649
Yara International ASA	2,232	72,687

		350,399
SINGAPORE — 1.87%
DBS Group Holdings Ltd.	9,100	104,408
Golden Agri-Resources Ltd.	387,000	103,730
Hutchison Port Holdings Trust	68,400	32,490
Keppel Corp. Ltd.	23,400	91,468
Oversea-Chinese Banking Corp. Ltd.[a]	10,800	69,153
SembCorp Industries Ltd.	18,000	37,123
Singapore Airlines Ltd.	7,200	58,861
Wilmar International Ltd.	75,600	173,929
Yangzijiang Shipbuilding Holdings Ltd.	50,400	32,647

		703,809
SPAIN — 2.53%
Banco de Sabadell SA	26,244	35,892
Banco Popular Espanol SA	26,426	36,998
Banco Santander SA	73,944	313,718
Iberdrola SA	29,808	204,830
Iberdrola SA New[b]	662	4,552
International Consolidated Airlines Group SA	9,216	49,746
Mapfre SA	10,944	26,826

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL VALUE FACTOR ETF

July 31, 2016

Security	Shares	Value
Repsol SA	8,658	$109,162
Telefonica SA	17,730	173,839

		955,563
SWEDEN — 0.95%
Boliden AB	3,042	67,090
Getinge AB Class B	1,998	40,623
Telefonaktiebolaget LM Ericsson Class B	24,066	179,929
Telia Co. AB	15,336	70,180

		357,822
SWITZERLAND — 2.04%
Aryzta AG	2,592	97,758
Baloise Holding AG Registered	306	34,575
Credit Suisse Group AG Registered	11,466	132,284
Lonza Group AG Registered	540	102,083
Swiss Life Holding AG Registered	288	66,007
Swiss Re AG	2,034	171,210
Zurich Insurance Group AG	684	164,834

		768,751
UNITED KINGDOM — 11.55%
3i Group PLC	5,892	48,267
Anglo American PLC	18,512	204,124
Barclays PLC	153,108	314,172
Barratt Developments PLC	5,634	32,726
Berkeley Group Holdings PLC	576	20,518
BP PLC	78,300	443,749
Glencore PLC	83,322	206,595
HSBC Holdings PLC	119,934	788,380
J Sainsbury PLC	63,180	188,152
Lloyds Banking Group PLC	282,402	199,283
Meggitt PLC	8,658	50,361
Old Mutual PLC	19,026	53,199
Pearson PLC	3,798	44,476
Persimmon PLC	1,530	34,269
Royal Bank of Scotland Group PLC[b]	26,226	66,994
Royal Dutch Shell PLC Class A	21,168	546,357
Royal Dutch Shell PLC Class B	11,610	308,600
Royal Mail PLC	7,830	52,967
Standard Chartered PLC	20,178	161,974
Tate & Lyle PLC	5,958	57,192
Vodafone Group PLC	106,290	323,944
Wm Morrison Supermarkets PLC	86,285	212,854

		4,359,153

TOTAL COMMON STOCKS
(Cost: $35,662,328)		37,218,544

Security	Shares	Value
PREFERRED STOCKS — 1.14%

GERMANY — 1.04%
Bayerische Motoren Werke AG	450	$32,608
Porsche Automobil Holding SE	1,908	100,003
Volkswagen AG	1,836	258,281

		390,892
ITALY — 0.10%
Telecom Italia SpA/Milano	54,216	37,740

		37,740

TOTAL PREFERRED STOCKS
(Cost: $397,313)		428,632

SHORT-TERM INVESTMENTS — 0.59%

MONEY MARKET FUNDS — 0.59%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[d,e,f]	210,792	210,792
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[d,e,f]	11,647	11,647
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[d,e]	572	572

		223,011

TOTAL SHORT-TERM INVESTMENTS
(Cost: $223,011)		223,011

TOTAL INVESTMENTS IN SECURITIES — 100.37%
(Cost: $36,282,652)[g]		37,870,187
Other Assets, Less Liabilities — (0.37)%		(138,388)

NET ASSETS — 100.00%		$37,731,799

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $36,335,873. Net unrealized appreciation was $1,534,314, of which $2,995,167 represented gross unrealized appreciation on securities and $1,460,853 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL VALUE FACTOR ETF

July 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$37,099,084	$119,460	$—	$37,218,544
Preferred stocks	428,632	—	—	428,632
Money market funds	223,011	—	—	223,011

Total	$37,750,727	$119,460	$—	$37,870,187

See notes to financial statements.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI USA MOMENTUM FACTOR ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.93%

AEROSPACE & DEFENSE — 5.13%
Honeywell International Inc.	238,708	$27,768,902
Lockheed Martin Corp.	101,699	25,702,388
Northrop Grumman Corp.	76,503	16,572,845
Raytheon Co.	100,326	13,998,487

		84,042,622
BANKS — 0.20%
First Republic Bank/CA	45,394	3,253,388

		3,253,388
BEVERAGES — 1.52%
Constellation Brands Inc. Class A	76,809	12,645,066
Dr Pepper Snapple Group Inc.	57,881	5,701,857
Molson Coors Brewing Co.	64,123	6,550,806

		24,897,729
BUILDING PRODUCTS — 0.24%
Masco Corp.	106,632	3,889,935

		3,889,935
CHEMICALS — 0.44%
Albemarle Corp.	36,767	3,094,678
Valspar Corp. (The)	38,952	4,147,220

		7,241,898
COMMERCIAL SERVICES & SUPPLIES — 1.45%
Republic Services Inc.	89,580	4,591,871
Waste Connections Inc.[a]	102,748	7,652,671
Waste Management Inc.	174,621	11,545,940

		23,790,482
COMMUNICATIONS EQUIPMENT — 0.23%
Motorola Solutions Inc.	54,155	3,757,274

		3,757,274
CONSTRUCTION MATERIALS — 0.57%
Martin Marietta Materials Inc.	16,739	3,392,159
Vulcan Materials Co.	48,093	5,962,570

		9,354,729
CONTAINERS & PACKAGING — 0.18%
Avery Dennison Corp.	38,599	3,006,476

		3,006,476
DIVERSIFIED FINANCIAL SERVICES — 0.37%
MSCI Inc.	36,552	3,144,934
Nasdaq Inc.	40,854	2,890,829

		6,035,763

Security	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.33%
AT&T Inc.	2,018,127	$87,364,718

		87,364,718
ELECTRIC UTILITIES — 6.89%
Alliant Energy Corp.	101,238	4,074,830
American Electric Power Co. Inc.	165,395	11,461,873
Edison International	132,204	10,229,946
Eversource Energy	112,486	6,579,306
Exelon Corp.	323,976	12,077,825
NextEra Energy Inc.	184,361	23,651,673
Pinnacle West Capital Corp.	44,692	3,524,858
PPL Corp.	236,121	8,904,123
Southern Co. (The)	340,066	18,193,531
Westar Energy Inc.	90,832	5,047,534
Xcel Energy Inc.	208,975	9,190,720

		112,936,219
ELECTRICAL EQUIPMENT — 0.27%
Acuity Brands Inc.	16,587	4,352,926

		4,352,926
FOOD & STAPLES RETAILING — 0.72%
Sysco Corp.	228,212	11,819,099

		11,819,099
FOOD PRODUCTS — 3.97%
Campbell Soup Co.	113,222	7,050,334
ConAgra Foods Inc.	147,211	6,883,586
General Mills Inc.	176,252	12,670,756
Hormel Foods Corp.	154,515	5,771,135
Ingredion Inc.	37,832	5,040,736
Kellogg Co.	108,936	9,010,097
McCormick & Co. Inc./MD	48,509	4,960,045
Tyson Foods Inc. Class A	187,176	13,776,154

		65,162,843
GAS UTILITIES — 0.41%
Atmos Energy Corp.	51,283	4,091,871
UGI Corp.	58,201	2,634,177

		6,726,048
HEALTH CARE EQUIPMENT & SUPPLIES — 6.28%
Baxter International Inc.	204,333	9,812,071
Becton Dickinson and Co.	78,487	13,813,712
Boston Scientific Corp.[a]	494,614	12,009,228
CR Bard Inc.	32,097	7,181,062
Danaher Corp.	195,271	15,902,870
Edwards Lifesciences Corp.[a]	127,821	14,638,061
IDEXX Laboratories Inc.[a]	40,801	3,826,726

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA MOMENTUM FACTOR ETF

July 31, 2016

Security	Shares	Value
Intuitive Surgical Inc.[a]	14,591	$10,151,834
Stryker Corp.	133,643	15,540,008

		102,875,572
HEALTH CARE PROVIDERS & SERVICES — 3.36%
Henry Schein Inc.[a]	35,272	6,383,527
UnitedHealth Group Inc.	339,721	48,648,047

		55,031,574
HOTELS, RESTAURANTS & LEISURE — 3.50%
McDonald’s Corp.	487,148	57,312,962

		57,312,962
HOUSEHOLD DURABLES — 0.59%
Leggett & Platt Inc.	45,679	2,401,345
Newell Brands Inc.	139,980	7,343,351

		9,744,696
HOUSEHOLD PRODUCTS — 0.63%
Church & Dwight Co. Inc.	46,954	4,612,761
Clorox Co. (The)	43,488	5,699,972

		10,312,733
INSURANCE — 2.58%
Aon PLC	87,674	9,387,255
Assurant Inc.	24,872	2,064,625
Cincinnati Financial Corp.	75,412	5,633,276
Markel Corp.[a]	5,071	4,811,111
Marsh & McLennan Companies Inc.	204,585	13,451,464
Progressive Corp. (The)	167,546	5,446,920
WR Berkley Corp.	25,966	1,510,962

		42,305,613
INTERNET & CATALOG RETAIL — 4.67%
Amazon.com Inc.[a]	100,974	76,620,081

		76,620,081
INTERNET SOFTWARE & SERVICES — 10.44%
Alphabet Inc. Class Aa	52,175	41,288,164
Alphabet Inc. Class Ca	57,573	44,261,547
Facebook Inc. Class Aa	664,155	82,315,371
VeriSign Inc.[a,b]	37,517	3,249,347

		171,114,429
IT SERVICES — 4.66%
Accenture PLC Class A	197,392	22,267,791
Fiserv Inc.[a]	72,788	8,032,884
Global Payments Inc.	61,079	4,560,158
Total System Services Inc.	47,623	2,424,963
Vantiv Inc. Class Aa	63,788	3,493,669

Security	Shares	Value
Visa Inc. Class A	455,676	$35,565,512

		76,344,977
LEISURE PRODUCTS — 0.42%
Hasbro Inc.	36,623	2,974,886
Mattel Inc.	117,700	3,928,826

		6,903,712
LIFE SCIENCES TOOLS & SERVICES — 1.53%
Mettler-Toledo International Inc.[a]	9,847	4,049,185
Thermo Fisher Scientific Inc.	132,207	20,999,760

		25,048,945
MACHINERY — 1.26%
Fortive Corp.[a]	97,237	4,687,796
Illinois Tool Works Inc.	114,738	13,240,765
Xylem Inc./NY	56,826	2,716,851

		20,645,412
MEDIA — 1.71%
Charter Communications Inc.[a]	93,062	21,857,472
Omnicom Group Inc.	75,833	6,240,298

		28,097,770
METALS & MINING — 0.77%
Newmont Mining Corp.	287,535	12,651,540

		12,651,540
MULTI-UTILITIES — 2.54%
Ameren Corp.	82,409	4,321,528
CMS Energy Corp.	108,543	4,903,973
Consolidated Edison Inc.	125,254	10,030,340
DTE Energy Co.	55,982	5,459,364
NiSource Inc.	151,527	3,888,183
SCANA Corp.	66,030	4,948,288
WEC Energy Group Inc.	123,580	8,021,578

		41,573,254
MULTILINE RETAIL — 1.06%
Dollar General Corp.	104,015	9,854,381
Dollar Tree Inc.[a]	78,265	7,536,137

		17,390,518
PERSONAL PRODUCTS — 0.53%
Estee Lauder Companies Inc. (The) Class A	93,227	8,660,788

		8,660,788
PHARMACEUTICALS — 5.25%
Johnson & Johnson	687,435	86,087,485

		86,087,485

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA MOMENTUM FACTOR ETF

July 31, 2016

Security	Shares	Value
PROFESSIONAL SERVICES — 0.80%
Equifax Inc.	50,208	$6,650,552
Nielsen Holdings PLC	120,111	6,469,178

		13,119,730
REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.91%
Digital Realty Trust Inc.	66,062	6,900,837
Equinix Inc.	24,697	9,208,770
Extra Space Storage Inc.	44,945	3,866,169
Mid-America Apartment Communities Inc.	31,522	3,341,963
Public Storage	58,908	14,074,299
Realty Income Corp.[b]	106,994	7,646,861
Regency Centers Corp.	32,183	2,733,302

		47,772,201
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.14%
Broadcom Ltd.	124,233	20,123,261
NVIDIA Corp.	261,545	14,934,220

		35,057,481
SOFTWARE — 1.57%
Activision Blizzard Inc.	196,308	7,883,729
Adobe Systems Inc.[a]	149,495	14,629,581
Citrix Systems Inc.[a]	36,774	3,277,667

		25,790,977
SPECIALTY RETAIL — 4.37%
Home Depot Inc. (The)	476,017	65,804,590
Ulta Salon Cosmetics & Fragrance Inc.[a,b]	22,220	5,804,086

		71,608,676
TEXTILES, APPAREL & LUXURY GOODS — 0.26%
Coach Inc.	97,951	4,222,668

		4,222,668
TOBACCO — 7.35%
Altria Group Inc.	694,285	47,003,095
Philip Morris International Inc.	574,447	57,594,056
Reynolds American Inc.	317,018	15,869,921

		120,467,072
TRADING COMPANIES & DISTRIBUTORS — 0.26%
Fastenal Co.	98,697	4,219,297

		4,219,297

Security	Shares	Value
WATER UTILITIES — 0.57%
American Water Works Co. Inc.	113,930	$9,408,339

		9,408,339

TOTAL COMMON STOCKS
(Cost: $1,474,563,315)		1,638,020,651

SHORT-TERM INVESTMENTS — 0.64%

MONEY MARKET FUNDS — 0.64%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[c,d,e]	7,643,573	7,643,573
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[c,d,e]	422,341	422,341
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	2,458,120	2,458,120

		10,524,034

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,524,034)		10,524,034

TOTAL INVESTMENTS IN SECURITIES — 100.57%
(Cost: $1,485,087,349)[f]		1,648,544,685
Other Assets, Less Liabilities — (0.57)%		(9,275,656)

NET ASSETS — 100.00%		$1,639,269,029

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $1,486,371,542. Net unrealized appreciation was $162,173,143, of which $165,129,528 represented gross unrealized appreciation on securities and $2,956,385 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA MOMENTUM FACTOR ETF

July 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,638,020,651	$—	$—	$1,638,020,651
Money market funds	10,524,034	—	—	10,524,034

Total	$1,648,544,685	$—	$—	$1,648,544,685

See notes to financial statements.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI USA QUALITY FACTOR ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.90%

AEROSPACE & DEFENSE — 4.26%
Boeing Co. (The)	520,329	$69,547,174
General Dynamics Corp.	135,416	19,891,256
Northrop Grumman Corp.	87,441	18,942,344
Rockwell Collins Inc.	67,328	5,697,296

		114,078,070
AIR FREIGHT & LOGISTICS — 0.44%
CH Robinson Worldwide Inc.	94,616	6,587,166
Expeditors International of Washington Inc.	107,333	5,305,470

		11,892,636
AIRLINES — 0.12%
Southwest Airlines Co.	83,645	3,095,701

		3,095,701
AUTO COMPONENTS — 0.32%
Delphi Automotive PLC	127,384	8,639,183

		8,639,183
BEVERAGES — 5.95%
Brown-Forman Corp. Class B	156,344	15,351,417
Dr Pepper Snapple Group Inc.	143,956	14,181,106
PepsiCo Inc.	1,191,940	129,826,105

		159,358,628
BIOTECHNOLOGY — 4.91%
Biogen Inc.[a]	154,546	44,807,522
Gilead Sciences Inc.	1,036,180	82,345,225
United Therapeutics Corp.[a]	36,048	4,362,168

		131,514,915
CAPITAL MARKETS — 4.32%
Affiliated Managers Group Inc.[a]	33,289	4,886,159
Ameriprise Financial Inc.	92,655	8,880,055
BlackRock Inc.[b]	81,819	29,966,209
Charles Schwab Corp. (The)	773,466	21,981,904
Eaton Vance Corp. NVS	94,657	3,578,981
Franklin Resources Inc.	273,655	9,903,574
Invesco Ltd.	220,894	6,445,687
Raymond James Financial Inc.	76,895	4,221,536
SEI Investments Co.	117,262	5,276,790
T Rowe Price Group Inc.	211,409	14,944,502
TD Ameritrade Holding Corp.	184,403	5,598,475

		115,683,872
CHEMICALS — 2.78%
International Flavors & Fragrances Inc.	34,553	4,604,187

Security	Shares	Value
LyondellBasell Industries NV Class A	242,400	$18,243,024
Monsanto Co.	218,787	23,359,888
PPG Industries Inc.	115,450	12,088,770
Sherwin-Williams Co. (The)	43,178	12,941,742
Valspar Corp. (The)	30,154	3,210,496

		74,448,107
COMMUNICATIONS EQUIPMENT — 0.13%
F5 Networks Inc.[a]	29,127	3,594,854

		3,594,854
CONTAINERS & PACKAGING — 0.10%
Avery Dennison Corp.	35,696	2,780,361

		2,780,361
DISTRIBUTORS — 0.22%
Genuine Parts Co.	58,396	5,970,407

		5,970,407
DIVERSIFIED FINANCIAL SERVICES — 3.99%
Berkshire Hathaway Inc. Class Ba	708,025	102,146,767
Nasdaq Inc.	67,546	4,779,555

		106,926,322
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.87%
AT&T Inc.	1,666,276	72,133,088
CenturyLink Inc.	153,610	4,829,498

		76,962,586
ELECTRIC UTILITIES — 0.88%
Pinnacle West Capital Corp.	297,444	23,459,408

		23,459,408
ELECTRICAL EQUIPMENT — 1.03%
Emerson Electric Co.	329,682	18,429,224
Rockwell Automation Inc.	80,849	9,249,125

		27,678,349
ENERGY EQUIPMENT & SERVICES — 1.34%
FMC Technologies Inc.[a]	69,055	1,752,616
Helmerich & Payne Inc.	28,197	1,747,368
National Oilwell Varco Inc.[c]	94,895	3,069,853
Schlumberger Ltd.	363,785	29,291,968

		35,861,805
FOOD & STAPLES RETAILING — 2.29%
Costco Wholesale Corp.	321,078	53,690,663
Whole Foods Market Inc.	247,220	7,535,266

		61,225,929
FOOD PRODUCTS — 1.40%
Campbell Soup Co.	145,782	9,077,845
Hershey Co. (The)	173,781	19,247,984

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA QUALITY FACTOR ETF

July 31, 2016

Security	Shares	Value
Hormel Foods Corp.	248,731	$9,290,103

		37,615,932
HEALTH CARE EQUIPMENT & SUPPLIES — 0.98%
Edwards Lifesciences Corp.[a]	126,107	14,441,774
ResMed Inc.	88,414	6,089,956
Varian Medical Systems Inc.[a]	61,026	5,781,603

		26,313,333
HEALTH CARE PROVIDERS & SERVICES — 0.30%
Henry Schein Inc.[a]	44,653	8,081,300

		8,081,300
HEALTH CARE TECHNOLOGY — 0.36%
Cerner Corp.[a,c]	153,419	9,571,811

		9,571,811
HOTELS, RESTAURANTS & LEISURE — 3.63%
Chipotle Mexican Grill Inc.[a]	12,070	5,117,559
McDonald’s Corp.	331,685	39,022,740
Starbucks Corp.	826,252	47,963,929
Starwood Hotels & Resorts Worldwide Inc.	67,481	5,267,567

		97,371,795
INDUSTRIAL CONGLOMERATES — 2.60%
3M Co.	390,010	69,562,184

		69,562,184
INSURANCE — 6.00%
Aflac Inc.	270,226	19,531,935
Aon PLC	176,188	18,864,449
Arch Capital Group Ltd.[a]	73,313	5,324,723
Axis Capital Holdings Ltd.	52,746	2,931,623
Chubb Ltd.	256,484	32,127,186
Lincoln National Corp.	133,849	5,845,186
Marsh & McLennan Companies Inc.	384,164	25,258,783
Principal Financial Group Inc.	186,716	8,706,567
Progressive Corp. (The)	391,437	12,725,617
Torchmark Corp.	75,937	4,698,222
Travelers Companies Inc. (The)	183,657	21,344,617
WR Berkley Corp.	56,941	3,313,397

		160,672,305
INTERNET & CATALOG RETAIL — 0.96%
Priceline Group Inc. (The)[a]	18,964	25,616,761

		25,616,761
IT SERVICES — 9.52%
Accenture PLC Class A	390,731	44,078,364
Automatic Data Processing Inc.	210,988	18,767,383

Security	Shares	Value
Broadridge Financial Solutions Inc.	44,717	$3,026,446
International Business Machines Corp.	365,870	58,766,039
MasterCard Inc. Class A	613,249	58,405,835
Paychex Inc.	165,238	9,795,309
Visa Inc. Class A	743,716	58,047,034
Western Union Co. (The)	211,319	4,226,380

		255,112,790
LEISURE PRODUCTS — 0.12%
Polaris Industries Inc.	33,704	3,328,270

		3,328,270
LIFE SCIENCES TOOLS & SERVICES — 0.70%
Mettler-Toledo International Inc.[a]	28,891	11,880,268
Waters Corp.[a]	42,343	6,729,573

		18,609,841
MACHINERY — 0.11%
WABCO Holdings Inc.[a]	29,020	2,909,835

		2,909,835
MEDIA — 0.28%
Omnicom Group Inc.	92,010	7,571,503

		7,571,503
MULTI-UTILITIES — 2.51%
Public Service Enterprise Group Inc.	1,462,745	67,300,897

		67,300,897
MULTILINE RETAIL — 0.08%
Nordstrom Inc.	50,194	2,220,081

		2,220,081
OIL, GAS & CONSUMABLE FUELS — 5.40%
Chevron Corp.	452,660	46,388,597
Exxon Mobil Corp.	780,828	69,454,651
HollyFrontier Corp.	41,904	1,065,200
Marathon Petroleum Corp.	152,157	5,993,464
Phillips 66	148,623	11,304,265
Tesoro Corp.	36,389	2,771,022
Valero Energy Corp.	147,612	7,717,155

		144,694,354
PERSONAL PRODUCTS — 0.84%
Estee Lauder Companies Inc. (The) Class A	241,413	22,427,268

		22,427,268
PHARMACEUTICALS — 7.76%
Eli Lilly & Co.	497,587	41,244,987

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA QUALITY FACTOR ETF

July 31, 2016

Security	Shares	Value
Johnson & Johnson	1,329,944	$166,548,887

		207,793,874
PROFESSIONAL SERVICES — 0.13%
Robert Half International Inc.	97,377	3,558,156

		3,558,156
REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.05%
Public Storage	117,258	28,015,281

		28,015,281
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.13%
Jones Lang LaSalle Inc.	32,222	3,527,342

		3,527,342
ROAD & RAIL — 0.16%
JB Hunt Transport Services Inc.	50,374	4,187,591

		4,187,591
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.43%
Linear Technology Corp.	101,415	6,083,886
Skyworks Solutions Inc.	75,727	4,999,497
Texas Instruments Inc.	389,243	27,149,699

		38,233,082
SOFTWARE — 5.12%
CDK Global Inc.	49,977	2,888,171
Intuit Inc.	156,390	17,357,726
Microsoft Corp.	2,063,205	116,942,459

		137,188,356
SPECIALTY RETAIL — 5.62%
Bed Bath & Beyond Inc.	69,799	3,137,465
Dick’s Sporting Goods Inc.	33,841	1,735,705
Foot Locker Inc.	53,253	3,174,944
Gap Inc. (The)	101,407	2,615,287
Home Depot Inc. (The)	474,231	65,557,693
O’Reilly Automotive Inc.[a]	51,832	15,063,934
Ross Stores Inc.	224,263	13,866,181
TJX Companies Inc. (The)	408,692	33,398,310
Tractor Supply Co.	61,547	5,640,783
Ulta Salon Cosmetics & Fragrance Inc.[a]	24,537	6,409,310

		150,599,612
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 4.29%
Apple Inc.	1,102,120	114,851,925

		114,851,925

Security	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 1.94%
lululemon athletica Inc.[a,c]	46,255	$3,591,701
Michael Kors Holdings Ltd.[a,c]	92,081	4,762,429
NIKE Inc. Class B	634,090	35,191,995
VF Corp.	136,118	8,497,847

		52,043,972
TRADING COMPANIES & DISTRIBUTORS — 0.53%
Fastenal Co.	175,799	7,515,407
WW Grainger Inc.	31,036	6,792,229

		14,307,636

TOTAL COMMON STOCKS
(Cost: $2,541,511,707)		2,676,458,220

SHORT-TERM INVESTMENTS — 0.13%

MONEY MARKET FUNDS — 0.13%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[d,e,f]	2,075,148	2,075,148
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[d,e,f]	114,661	114,661
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[d,e]	1,375,384	1,375,384

		3,565,193

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,565,193)		3,565,193

TOTAL INVESTMENTS IN SECURITIES — 100.03%
(Cost: $2,545,076,900)[g]		2,680,023,413
Other Assets, Less Liabilities — (0.03)%		(843,906)

NET ASSETS — 100.00%		$2,679,179,507

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	Affiliated issuer. See Schedule 1.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $2,559,943,677. Net unrealized appreciation was $120,079,736, of which $184,801,189 represented gross unrealized appreciation on securities and $64,721,453 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA QUALITY FACTOR ETF

July 31, 2016

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	—	103,966	(22,147)	81,819	$29,966,209	$436,696	$757,192

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,676,458,220	$—	$—	$2,676,458,220
Money market funds	3,565,193	—	—	3,565,193

Total	$2,680,023,413	$—	$—	$2,680,023,413

See notes to financial statements.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.93%

AEROSPACE & DEFENSE — 2.41%
B/E Aerospace Inc.	4,492	$214,875
Boeing Co. (The)	2,130	284,696
General Dynamics Corp.	3,250	477,392
Honeywell International Inc.	3,972	462,063
L-3 Communications Holdings Inc.	2,597	393,783
Lockheed Martin Corp.	2,266	572,686
Northrop Grumman Corp.	2,125	460,339
Raytheon Co.	2,978	415,520
Rockwell Collins Inc.	4,425	374,443
Textron Inc.	5,132	200,148
TransDigm Group Inc.[a]	1,434	400,832
United Technologies Corp.	3,824	411,654

		4,668,431
AIR FREIGHT & LOGISTICS — 0.87%
CH Robinson Worldwide Inc.	4,874	339,328
Expeditors International of Washington Inc.	8,328	411,653
FedEx Corp.	1,786	289,153
United Parcel Service Inc. Class B	6,010	649,681

		1,689,815
AIRLINES — 0.24%
American Airlines Group Inc.	2,759	97,945
Delta Air Lines Inc.	3,369	130,549
Southwest Airlines Co.	3,903	144,450
United Continental Holdings Inc.[a]	2,143	100,485

		473,429
AUTO COMPONENTS — 0.67%
Autoliv Inc.	2,337	247,255
BorgWarner Inc.	5,337	177,082
Delphi Automotive PLC	3,274	222,043
Goodyear Tire & Rubber Co. (The)	4,951	141,945
Johnson Controls Inc.	5,580	256,233
Lear Corp.	2,258	256,170

		1,300,728
AUTOMOBILES — 0.42%
Ford Motor Co.	20,345	257,568
General Motors Co.	6,938	218,824
Harley-Davidson Inc.	4,813	254,704
Tesla Motors Inc.[a,b]	313	73,489

		804,585
BANKS — 3.36%
Bank of America Corp.	15,125	219,161

Security	Shares	Value
BB&T Corp.	12,132	$447,307
CIT Group Inc.	7,159	247,415
Citigroup Inc.	5,346	234,208
Citizens Financial Group Inc.	10,543	235,425
Comerica Inc.	4,779	216,202
Fifth Third Bancorp.	15,677	297,549
First Republic Bank/CA	3,976	284,960
Huntington Bancshares Inc./OH	33,885	321,908
JPMorgan Chase & Co.	5,523	353,306
KeyCorp	39,250	459,225
M&T Bank Corp.	3,840	439,910
People’s United Financial Inc.	34,597	524,491
PNC Financial Services Group Inc. (The)[c]	5,196	429,449
Regions Financial Corp.	23,461	215,137
Signature Bank/New York NYa	1,852	222,685
SunTrust Banks Inc.	6,585	278,480
U.S. Bancorp.	12,253	516,709
Wells Fargo & Co.	11,736	562,976

		6,506,503
BEVERAGES — 1.60%
Brown-Forman Corp. Class B	4,573	449,023
Coca-Cola Co. (The)	13,894	606,195
Constellation Brands Inc. Class A	1,881	309,669
Dr Pepper Snapple Group Inc.	5,383	530,279
Molson Coors Brewing Co.	2,415	246,716
Monster Beverage Corp.[a]	669	107,462
PepsiCo Inc.	7,703	839,011

		3,088,355
BIOTECHNOLOGY — 0.91%
AbbVie Inc.	2,795	185,113
Alexion Pharmaceuticals Inc.[a]	764	98,251
Alkermes PLC[a]	1,750	87,325
Alnylam Pharmaceuticals Inc.[a]	766	52,149
Amgen Inc.	1,674	287,978
Biogen Inc.[a]	467	135,397
BioMarin Pharmaceutical Inc.[a,b]	1,074	106,777
Celgene Corp.[a]	1,528	171,426
Gilead Sciences Inc.	2,075	164,900
Incyte Corp.[a]	691	62,335
Ionis Pharmaceuticals Inc.[a,b]	1,224	35,729
Medivation Inc.[a]	1,127	72,117
Regeneron Pharmaceuticals Inc.[a]	305	129,662
United Therapeutics Corp.[a,b]	838	101,406
Vertex Pharmaceuticals Inc.[a]	825	80,025

		1,770,590

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

July 31, 2016

Security	Shares	Value
BUILDING PRODUCTS — 0.43%
AO Smith Corp.	3,491	$324,279
Fortune Brands Home & Security Inc.	3,958	250,423
Masco Corp.	6,805	248,246

		822,948
CAPITAL MARKETS — 2.28%
Affiliated Managers Group Inc.[a]	1,127	165,421
Ameriprise Financial Inc.	2,711	259,822
Bank of New York Mellon Corp. (The)	8,498	334,821
BlackRock Inc.[c]	798	292,267
Charles Schwab Corp. (The)	6,087	172,993
E*TRADE Financial Corp.[a]	5,208	130,617
Eaton Vance Corp. NVS	5,965	225,537
Franklin Resources Inc.	7,085	256,406
Goldman Sachs Group Inc. (The)	2,094	332,548
Invesco Ltd.	8,935	260,723
Morgan Stanley	7,559	217,170
Northern Trust Corp.	4,706	318,079
Raymond James Financial Inc.	4,979	273,347
SEI Investments Co.	5,808	261,360
State Street Corp.	4,537	298,444
T Rowe Price Group Inc.	5,637	398,480
TD Ameritrade Holding Corp.	6,957	211,214

		4,409,249
CHEMICALS — 3.06%
Air Products & Chemicals Inc.	2,155	322,000
Albemarle Corp.	2,033	171,118
Ashland Inc.	4,059	459,641
Axalta Coating Systems Ltd.[a]	5,744	163,991
Celanese Corp. Series A	3,410	216,262
CF Industries Holdings Inc.	4,674	115,354
Dow Chemical Co. (The)	4,544	243,877
Eastman Chemical Co.	3,219	209,975
Ecolab Inc.	4,255	503,707
EI du Pont de Nemours & Co.	3,731	258,073
FMC Corp.	4,857	230,902
International Flavors & Fragrances Inc.	3,524	469,573
LyondellBasell Industries NV Class A	2,101	158,121
Monsanto Co.	3,363	359,068
Mosaic Co. (The)	5,832	157,464
PPG Industries Inc.	3,512	367,742

Security	Shares	Value
Praxair Inc.	5,232	$609,737
Sherwin-Williams Co. (The)	1,236	370,466
Valspar Corp. (The)	2,400	255,528
WR Grace & Co.	3,666	274,474

		5,917,073
COMMERCIAL SERVICES & SUPPLIES — 1.84%
Cintas Corp.	6,272	672,798
Republic Services Inc.	16,226	831,745
Stericycle Inc.[a,b]	2,831	255,554
Tyco International PLC	9,036	411,771
Waste Connections Inc.[a]	9,215	686,333
Waste Management Inc.	10,653	704,376

		3,562,577
COMMUNICATIONS EQUIPMENT — 0.73%
Cisco Systems Inc.	10,236	312,505
F5 Networks Inc.[a]	1,624	200,434
Harris Corp.	3,851	333,573
Juniper Networks Inc.	7,562	171,582
Motorola Solutions Inc.	4,497	312,002
Palo Alto Networks Inc.[a]	656	85,864

		1,415,960
CONSTRUCTION & ENGINEERING — 0.24%
Fluor Corp.	4,406	235,809
Jacobs Engineering Group Inc.[a]	4,099	219,379

		455,188
CONSTRUCTION MATERIALS — 0.24%
Martin Marietta Materials Inc.	865	175,292
Vulcan Materials Co.	2,411	298,916

		474,208
CONSUMER FINANCE — 0.84%
Ally Financial Inc.	14,483	261,273
American Express Co.	5,085	327,779
Capital One Financial Corp.	3,984	267,247
Discover Financial Services	6,235	354,398
Navient Corp.	12,981	184,330
Synchrony Financial[a]	8,001	223,068

		1,618,095
CONTAINERS & PACKAGING — 1.15%
Avery Dennison Corp.	5,157	401,679
Ball Corp.	6,680	472,076
Crown Holdings Inc.[a]	6,268	332,016
International Paper Co.	8,426	385,995
Packaging Corp. of America	3,012	224,966
Sealed Air Corp.	4,639	218,868

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

July 31, 2016

Security	Shares	Value
WestRock Co.	4,532	$194,468

		2,230,068
DISTRIBUTORS — 0.34%
Genuine Parts Co.	4,361	445,869
LKQ Corp.[a]	6,304	216,794

		662,663
DIVERSIFIED CONSUMER SERVICES — 0.11%
H&R Block Inc.	9,088	216,203

		216,203
DIVERSIFIED FINANCIAL SERVICES — 1.66%
Berkshire Hathaway Inc. Class Ba	5,207	751,214
CME Group Inc.	3,289	336,267
Intercontinental Exchange Inc.	1,103	291,413
Leucadia National Corp.	14,422	263,346
Moody’s Corp.	2,739	290,361
MSCI Inc.	4,383	377,113
Nasdaq Inc.	5,592	395,690
S&P Global Inc.	2,757	336,906
Voya Financial Inc.	6,854	175,668

		3,217,978
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.17%
AT&T Inc.	16,882	730,822
CenturyLink Inc.	9,333	293,430
Frontier Communications Corp.	22,960	119,392
Level 3 Communications Inc.[a]	3,559	180,085
SBA Communications Corp. Class Aa	2,964	340,860
Verizon Communications Inc.	10,927	605,465

		2,270,054
ELECTRIC UTILITIES — 4.17%
Alliant Energy Corp.	13,166	529,931
American Electric Power Co. Inc.	7,375	511,087
Duke Energy Corp.	7,311	625,748
Edison International	6,605	511,095
Entergy Corp.	6,510	529,849
Eversource Energy	8,744	511,437
Exelon Corp.	7,956	296,600
FirstEnergy Corp.	9,329	325,769
NextEra Energy Inc.	4,299	551,519
OGE Energy Corp.	12,267	394,629
PG&E Corp.	7,660	489,780
Pinnacle West Capital Corp.	6,303	497,118
PPL Corp.	11,894	448,523
Southern Co. (The)	13,830	739,905

Security	Shares	Value
Westar Energy Inc.	7,949	$441,726
Xcel Energy Inc.	14,913	655,874

		8,060,590
ELECTRICAL EQUIPMENT — 0.83%
Acuity Brands Inc.	609	159,820
AMETEK Inc.	7,464	351,032
Eaton Corp. PLC	3,650	231,447
Emerson Electric Co.	6,185	345,741
Rockwell Automation Inc.	2,466	282,110
Sensata Technologies Holding NVa,b	6,414	243,219

		1,613,369
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.13%
Amphenol Corp. Class A	6,068	361,167
Arrow Electronics Inc.[a]	3,554	236,306
Avnet Inc.	6,844	281,288
CDW Corp./DE	2,877	123,510
Corning Inc.	12,325	273,862
Flextronics International Ltd.[a]	16,732	211,994
FLIR Systems Inc.	6,809	221,837
TE Connectivity Ltd.	5,747	346,429
Trimble Navigation Ltd.[a]	5,214	137,858

		2,194,251
ENERGY EQUIPMENT & SERVICES — 0.60%
Baker Hughes Inc.	3,338	159,657
Core Laboratories NV	956	111,670
FMC Technologies Inc.[a]	4,857	123,271
Halliburton Co.	4,057	177,129
Helmerich & Payne Inc.[b]	1,599	99,090
National Oilwell Varco Inc.	4,621	149,489
Schlumberger Ltd.	3,331	268,212
Weatherford International PLC[a,b]	11,275	64,042

		1,152,560
FOOD & STAPLES RETAILING — 1.54%
Costco Wholesale Corp.	4,150	693,963
CVS Health Corp.	5,386	499,390
Kroger Co. (The)	9,816	335,609
Rite Aid Corp.[a]	9,268	64,876
Sysco Corp.	9,933	514,430
Wal-Mart Stores Inc.	6,718	490,212
Walgreens Boots Alliance Inc.	2,878	228,082
Whole Foods Market Inc.	4,945	150,724

		2,977,286
FOOD PRODUCTS — 3.44%
Archer-Daniels-Midland Co.	6,279	283,057

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

July 31, 2016

Security	Shares	Value
Bunge Ltd.	4,900	$322,616
Campbell Soup Co.	6,193	385,638
ConAgra Foods Inc.	7,780	363,793
General Mills Inc.	11,033	793,162
Hershey Co. (The)	6,179	684,386
Hormel Foods Corp.	11,929	445,548
Ingredion Inc.	2,369	315,646
JM Smucker Co. (The)	3,659	564,071
Kellogg Co.	9,079	750,924
Kraft Heinz Co. (The)	1,638	141,507
McCormick & Co. Inc./MD	4,958	506,955
Mead Johnson Nutrition Co.	3,620	322,904
Mondelez International Inc.	7,672	337,415
Tyson Foods Inc. Class A	3,001	220,874
WhiteWave Foods Co. (The)[a]	4,004	222,182

		6,660,678
GAS UTILITIES — 0.49%
Atmos Energy Corp.	6,113	487,756
UGI Corp.	10,062	455,406

		943,162
HEALTH CARE EQUIPMENT & SUPPLIES — 3.46%
Abbott Laboratories	9,257	414,251
Baxter International Inc.	9,846	472,805
Becton Dickinson and Co.	2,998	527,648
Boston Scientific Corp.[a]	9,417	228,645
Cooper Companies Inc. (The)	1,804	329,176
CR Bard Inc.	1,900	425,087
Danaher Corp.	6,133	499,472
DENTSPLY SIRONA Inc.	6,067	388,531
Edwards Lifesciences Corp.[a]	1,664	190,561
Hologic Inc.[a]	7,552	290,676
IDEXX Laboratories Inc.[a]	2,536	237,851
Intuitive Surgical Inc.[a]	247	171,853
Medtronic PLC	5,860	513,512
ResMed Inc.	3,824	263,397
St. Jude Medical Inc.	2,657	220,637
Stryker Corp.	4,347	505,469
Varian Medical Systems Inc.[a]	6,383	604,725
Zimmer Biomet Holdings Inc.	3,162	414,665

		6,698,961
HEALTH CARE PROVIDERS & SERVICES — 3.50%
Aetna Inc.	2,721	313,486
AmerisourceBergen Corp.	5,187	441,880
Anthem Inc.	2,484	326,249
Cardinal Health Inc.	4,884	408,302

Security	Shares	Value
Centene Corp.[a,b]	2,542	$179,338
Cigna Corp.	2,092	269,784
DaVita HealthCare Partners Inc.[a]	6,022	466,946
Envision Healthcare Holdings Inc.[a]	3,601	88,549
Express Scripts Holding Co.[a]	5,136	390,695
HCA Holdings Inc.[a]	2,962	228,459
Henry Schein Inc.[a]	3,462	626,553
Humana Inc.	1,212	209,131
Laboratory Corp. of America Holdings[a]	3,187	444,778
McKesson Corp.	1,735	337,562
MEDNAX Inc.[a]	5,491	378,385
Patterson Companies Inc.	11,474	566,357
Quest Diagnostics Inc.	4,722	407,792
UnitedHealth Group Inc.	3,171	454,087
Universal Health Services Inc. Class B	1,767	228,879

		6,767,212
HEALTH CARE TECHNOLOGY — 0.21%
Cerner Corp.[a]	4,820	300,720
IMS Health Holdings Inc.[a]	3,327	99,876

		400,596
HOTELS, RESTAURANTS & LEISURE — 2.20%
Aramark	4,081	146,304
Carnival Corp.	5,057	236,263
Chipotle Mexican Grill Inc.[a]	349	147,973
Darden Restaurants Inc.	5,240	322,574
Domino’s Pizza Inc.	2,078	306,089
Hilton Worldwide Holdings Inc.	6,390	148,184
Las Vegas Sands Corp.	3,341	169,222
Marriott International Inc./MD Class Ab	4,665	334,480
McDonald’s Corp.	5,836	686,605
MGM Resorts International[a]	6,059	145,295
Norwegian Cruise Line Holdings Ltd.[a]	3,111	132,529
Royal Caribbean Cruises Ltd.	1,871	135,535
Starbucks Corp.	6,751	391,896
Starwood Hotels & Resorts Worldwide Inc.	3,016	235,429
Wyndham Worldwide Corp.	4,644	329,817
Wynn Resorts Ltd.	976	95,599
Yum! Brands Inc.	3,268	292,225

		4,256,019

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

July 31, 2016

Security	Shares	Value
HOUSEHOLD DURABLES — 1.28%
DR Horton Inc.	4,475	$147,138
Garmin Ltd.	5,138	279,147
Harman International Industries Inc.	1,401	115,779
Leggett & Platt Inc.	8,631	453,732
Lennar Corp. Class A	3,998	187,106
Mohawk Industries Inc.[a]	1,410	294,605
Newell Brands Inc.	7,435	390,040
PulteGroup Inc.	8,809	186,575
Toll Brothers Inc.[a]	7,864	220,271
Whirlpool Corp.	1,005	193,322

		2,467,715
HOUSEHOLD PRODUCTS — 1.97%
Church & Dwight Co. Inc.	7,703	756,743
Clorox Co. (The)	6,376	835,702
Colgate-Palmolive Co.	11,081	824,759
Kimberly-Clark Corp.	4,801	621,970
Procter & Gamble Co. (The)	8,965	767,314

		3,806,488
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.24%
AES Corp./VA	19,030	235,021
Calpine Corp.[a]	10,623	145,960
NRG Energy Inc.	5,949	82,334

		463,315
INDUSTRIAL CONGLOMERATES — 0.72%
3M Co.	3,193	569,504
General Electric Co.	13,103	408,027
Roper Technologies Inc.	2,479	422,322

		1,399,853
INSURANCE — 8.22%
Aflac Inc.	7,772	561,760
Alleghany Corp.[a]	1,352	734,812
Allstate Corp. (The)	9,363	639,774
American International Group Inc.	7,136	388,484
Aon PLC	4,292	459,544
Arch Capital Group Ltd.[a]	12,130	881,002
Arthur J Gallagher & Co.	12,808	630,026
Assurant Inc.	3,785	314,193
Axis Capital Holdings Ltd.	12,709	706,366
Chubb Ltd.	5,489	687,552
Cincinnati Financial Corp.	9,614	718,166
Everest Re Group Ltd.	4,186	791,196
FNF Group	10,145	382,162

Security	Shares	Value
Hartford Financial Services Group Inc. (The)	8,828	$351,796
Lincoln National Corp.	3,720	162,452
Loews Corp.	14,443	596,929
Markel Corp.[a]	766	726,742
Marsh & McLennan Companies Inc.	10,569	694,912
MetLife Inc.	5,038	215,324
Principal Financial Group Inc.	6,247	291,298
Progressive Corp. (The)	17,884	581,409
Prudential Financial Inc.	3,035	228,505
RenaissanceRe Holdings Ltd.	7,568	889,391
Torchmark Corp.	10,934	676,487
Travelers Companies Inc. (The)	6,214	722,191
Unum Group	7,233	241,655
Willis Towers Watson PLC	4,060	501,897
WR Berkley Corp.	11,145	648,528
XL Group Ltd.	14,068	486,893

		15,911,446
INTERNET & CATALOG RETAIL — 0.48%
Amazon.com Inc.[a]	196	148,727
Expedia Inc.	954	111,284
Liberty Interactive Corp. QVC Group Series Aa	12,855	344,642
Netflix Inc.[a]	650	59,312
Priceline Group Inc. (The)[a]	132	178,307
TripAdvisor Inc.[a]	1,181	82,635

		924,907
INTERNET SOFTWARE & SERVICES — 0.92%
Akamai Technologies Inc.[a]	2,788	140,878
Alphabet Inc. Class Aa	269	212,870
Alphabet Inc. Class Ca	169	129,926
eBay Inc.[a]	10,079	314,062
Facebook Inc. Class Aa	971	120,346
LinkedIn Corp. Class Aa	491	94,630
Twitter Inc.[a]	8,578	142,738
VeriSign Inc.[a,b]	3,358	290,836
Yahoo! Inc.[a]	4,054	154,822
Zillow Group Inc. Class Ca,b	4,410	173,092

		1,774,200
IT SERVICES — 3.44%
Accenture PLC Class A	3,157	356,141
Alliance Data Systems Corp.[a]	1,020	236,252
Automatic Data Processing Inc.	6,342	564,121
Broadridge Financial Solutions Inc.	6,700	453,456

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

July 31, 2016

Security	Shares	Value
Cognizant Technology Solutions Corp. Class Aa	3,675	$211,276
Fidelity National Information Services Inc.	5,748	457,139
Fiserv Inc.[a]	4,712	520,016
FleetCor Technologies Inc.[a]	1,267	192,179
Gartner Inc.[a]	3,027	303,457
Global Payments Inc.	3,384	252,649
International Business Machines Corp.	2,541	408,135
MasterCard Inc. Class A	3,493	332,673
Paychex Inc.	10,171	602,937
PayPal Holdings Inc.[a]	3,201	119,205
Sabre Corp.	4,341	126,540
Total System Services Inc.	6,242	317,843
Vantiv Inc. Class Aa	5,563	304,686
Visa Inc. Class A	4,741	370,035
Western Union Co. (The)	15,204	304,080
Xerox Corp.	22,599	232,770

		6,665,590
LEISURE PRODUCTS — 0.35%
Hasbro Inc.	3,332	270,659
Mattel Inc.	5,548	185,192
Polaris Industries Inc.	2,303	227,421

		683,272
LIFE SCIENCES TOOLS & SERVICES — 1.04%
Agilent Technologies Inc.	7,448	358,323
Illumina Inc.[a]	726	120,770
Mettler-Toledo International Inc.[a]	1,155	474,947
Quintiles Transnational Holdings Inc.[a]	1,265	98,215
Thermo Fisher Scientific Inc.	2,984	473,979
Waters Corp.[a]	3,032	481,876

		2,008,110
MACHINERY — 2.57%
AGCO Corp.	4,080	196,493
Caterpillar Inc.	3,652	302,240
Cummins Inc.	2,372	291,210
Deere & Co.	4,695	364,848
Dover Corp.	4,140	295,720
Flowserve Corp.	3,881	185,706
Fortive Corp.[a]	3,085	148,728
Illinois Tool Works Inc.	4,529	522,647
Ingersoll-Rand PLC	4,618	305,989
PACCAR Inc.	5,605	330,527

Security	Shares	Value
Parker-Hannifin Corp.	2,443	$278,966
Pentair PLC	3,691	235,560
Snap-on Inc.	2,444	384,123
Stanley Black & Decker Inc.	3,385	411,954
WABCO Holdings Inc.[a]	2,295	230,120
Wabtec Corp./DE	3,006	205,911
Xylem Inc./NY	5,835	278,971

		4,969,713
MEDIA — 3.12%
CBS Corp. Class B NVS	4,941	258,019
Charter Communications Inc.[a]	1,416	332,576
Comcast Corp. Class A	6,347	426,836
Discovery Communications Inc. Class Aa,b	7,312	183,458
Discovery Communications Inc. Class C NVS[a]	7,624	187,093
DISH Network Corp. Class Aa	4,703	251,234
Interpublic Group of Companies Inc. (The)	14,435	332,871
Liberty Global PLC Series Aa,b	5,662	179,542
Liberty Global PLC Series C NVS[a,b]	6,181	191,302
Liberty Global PLC LiLAC Class Ca,b	10,734	375,690
Liberty SiriusXM Group Class Aa	11,192	400,114
Liberty SiriusXM Group Class Ca	4,234	149,248
News Corp. Class A	11,416	148,066
Omnicom Group Inc.	5,997	493,493
Scripps Networks Interactive Inc. Class A	4,028	266,090
Sirius XM Holdings Inc.[a,b]	88,103	386,772
TEGNA Inc.	7,342	160,790
Time Warner Inc.	3,050	233,782
Twenty-First Century Fox Inc. Class A	10,467	278,841
Twenty-First Century Fox Inc. Class B	11,139	301,087
Viacom Inc. Class B NVS	3,599	163,647
Walt Disney Co. (The)	3,551	340,718

		6,041,269
METALS & MINING — 0.30%
Alcoa Inc.	12,263	130,233
Freeport-McMoRan Inc.	3,407	44,155
Newmont Mining Corp.	2,313	101,772
Nucor Corp.	5,580	299,311

		575,471

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

July 31, 2016

Security	Shares	Value
MULTI-UTILITIES — 2.77%
Ameren Corp.	8,529	$447,261
CenterPoint Energy Inc.	19,935	476,845
CMS Energy Corp.	10,828	489,209
Consolidated Edison Inc.	7,449	596,516
Dominion Resources Inc./VA	6,543	510,485
DTE Energy Co.	5,324	519,196
NiSource Inc.	14,879	381,795
Public Service Enterprise Group Inc.	8,331	383,309
SCANA Corp.	6,705	502,473
Sempra Energy	4,570	511,292
WEC Energy Group Inc.	8,237	534,664

		5,353,045
MULTILINE RETAIL — 0.89%
Dollar General Corp.	3,116	295,210
Dollar Tree Inc.[a]	3,561	342,889
Kohl’s Corp.	4,919	204,581
Macy’s Inc.	5,841	209,283
Nordstrom Inc.[b]	5,761	254,809
Target Corp.	5,501	414,390

		1,721,162
OIL, GAS & CONSUMABLE FUELS — 2.34%
Anadarko Petroleum Corp.	1,799	98,099
Antero Resources Corp.[a]	2,477	64,873
Apache Corp.	1,993	104,632
Cabot Oil & Gas Corp.	6,354	156,753
Cheniere Energy Inc.[a,b]	2,448	102,400
Chevron Corp.	2,761	282,947
Cimarex Energy Co.	1,119	134,302
Concho Resources Inc.[a]	932	115,754
ConocoPhillips	3,474	141,809
Continental Resources Inc./OKa,b	1,521	67,000
Devon Energy Corp.	2,590	99,145
EOG Resources Inc.	2,268	185,296
EQT Corp.	3,010	219,309
Exxon Mobil Corp.	4,938	439,235
Hess Corp.	2,186	117,279
HollyFrontier Corp.	4,497	114,314
Kinder Morgan Inc./DE	6,648	135,154
Marathon Oil Corp.	4,783	65,240
Marathon Petroleum Corp.	2,835	111,671
Murphy Oil Corp.	2,477	67,944
Newfield Exploration Co.[a]	1,873	81,101
Noble Energy Inc.	3,155	112,697
Occidental Petroleum Corp.	4,100	306,393

Security	Shares	Value
ONEOK Inc.	1,775	$79,502
Phillips 66	2,490	189,389
Pioneer Natural Resources Co.	743	120,789
Plains GP Holdings LP Class A	6,328	67,203
Range Resources Corp.	1,712	69,011
Southwestern Energy Co.[a]	5,483	79,942
Spectra Energy Corp.	7,740	278,408
Tesoro Corp.	1,624	123,668
Valero Energy Corp.	2,686	140,424
Williams Companies Inc. (The)	2,606	62,466

		4,534,149
PERSONAL PRODUCTS — 0.36%
Edgewell Personal Care Co.[a]	3,477	294,189
Estee Lauder Companies Inc. (The) Class A	4,261	395,847

		690,036
PHARMACEUTICALS — 1.82%
Allergan PLC[a]	764	193,254
Bristol-Myers Squibb Co.	3,878	290,113
Eli Lilly & Co.	4,437	367,783
Endo International PLC[a]	3,078	53,434
Jazz Pharmaceuticals PLC[a]	717	108,245
Johnson & Johnson	6,233	780,559
Mallinckrodt PLC[a]	1,363	91,784
Merck & Co. Inc.	8,780	515,035
Mylan NVa	2,578	120,625
Perrigo Co. PLC	1,591	145,402
Pfizer Inc.	12,863	474,516
Zoetis Inc.	7,564	381,755

		3,522,505
PROFESSIONAL SERVICES — 1.28%
Dun & Bradstreet Corp. (The)	2,279	294,561
Equifax Inc.	3,815	505,335
IHS Markit Ltd.[a]	11,480	398,815
ManpowerGroup Inc.	2,867	198,970
Nielsen Holdings PLC	8,167	439,875
Robert Half International Inc.	6,206	226,767
Verisk Analytics Inc. Class Aa	4,802	409,514

		2,473,837
REAL ESTATE INVESTMENT TRUSTS (REITS) — 7.43%
Alexandria Real Estate Equities Inc.	4,015	450,884
American Capital Agency Corp.	19,923	390,292
American Tower Corp.[b]	3,848	445,483
Annaly Capital Management Inc.	64,273	705,718

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

July 31, 2016

Security	Shares	Value
AvalonBay Communities Inc.	2,743	$509,238
Boston Properties Inc.	3,595	510,957
Brixmor Property Group Inc.	11,167	317,143
Camden Property Trust	4,641	415,787
Crown Castle International Corp.	5,030	488,061
Digital Realty Trust Inc.[b]	2,484	259,479
Duke Realty Corp.[b]	13,613	391,918
Equinix Inc.	699	260,636
Equity Residential	6,412	435,952
Essex Property Trust Inc.	1,811	423,557
Extra Space Storage Inc.	3,489	300,124
Federal Realty Investment Trust	3,776	640,787
General Growth Properties Inc.	12,889	411,804
HCP Inc.[b]	5,637	221,139
Host Hotels & Resorts Inc.	17,083	303,052
Iron Mountain Inc.	4,526	186,516
Kimco Realty Corp.	14,685	471,388
Liberty Property Trust	8,950	370,351
Macerich Co. (The)	4,001	357,049
Mid-America Apartment Communities Inc.	3,659	387,927
Prologis Inc.	8,446	460,223
Public Storage	1,761	420,738
Realty Income Corp.	4,808	343,628
Regency Centers Corp.	5,046	428,557
Simon Property Group Inc.	2,567	582,812
SL Green Realty Corp.[b]	3,423	403,298
UDR Inc.	12,437	463,029
Ventas Inc.	3,937	299,842
VEREIT Inc.	18,023	199,334
Vornado Realty Trust	4,713	506,176
Welltower Inc.	3,660	290,348
Weyerhaeuser Co.	9,705	317,548

		14,370,775
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.32%
CBRE Group Inc. Class Aa	8,232	234,200
Jones Lang LaSalle Inc.	1,825	199,783
Realogy Holdings Corp.[a]	6,144	190,403

		624,386
ROAD & RAIL — 0.84%
AMERCO	638	252,335
CSX Corp.	8,852	250,777
JB Hunt Transport Services Inc.	4,527	376,330
Kansas City Southern	1,874	180,110
Norfolk Southern Corp.	2,719	244,112

Security	Shares	Value
Union Pacific Corp.	3,454	$321,395

		1,625,059
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.05%
Analog Devices Inc.	4,712	300,767
Applied Materials Inc.	9,180	241,342
Broadcom Ltd.	849	137,521
Intel Corp.	9,184	320,154
KLA-Tencor Corp.	3,103	234,928
Lam Research Corp.	2,745	246,419
Linear Technology Corp.	7,393	443,506
Marvell Technology Group Ltd.	14,112	165,816
Maxim Integrated Products Inc.	5,745	234,281
Microchip Technology Inc.	5,102	283,875
Micron Technology Inc.[a]	7,096	97,499
NVIDIA Corp.	2,980	170,158
Qorvo Inc.[a]	1,197	75,687
QUALCOMM Inc.	4,459	279,044
Skyworks Solutions Inc.	1,612	106,424
Texas Instruments Inc.	5,271	367,652
Xilinx Inc.	4,945	252,591

		3,957,664
SOFTWARE — 2.64%
Activision Blizzard Inc.	4,260	171,082
Adobe Systems Inc.[a]	2,597	254,142
ANSYS Inc.[a]	4,206	375,848
Autodesk Inc.[a]	2,501	148,684
CA Inc.	10,842	375,675
Cadence Design Systems Inc.[a]	12,230	294,132
CDK Global Inc.	2,334	134,882
Citrix Systems Inc.[a]	2,350	209,456
Electronic Arts Inc.[a]	1,783	136,079
Fortinet Inc.[a]	3,928	136,262
Intuit Inc.	3,434	381,140
Microsoft Corp.	4,246	240,663
NetSuite Inc.[a,b]	1,772	192,882
Nuance Communications Inc.[a]	9,155	147,121
Oracle Corp.	7,809	320,481
Red Hat Inc.[a]	2,284	171,962
salesforce.com inc.[a]	1,884	154,111
ServiceNow Inc.[a]	1,393	104,364
Splunk Inc.[a]	1,168	73,047
Symantec Corp.	13,446	274,702
Synopsys Inc.[a]	9,363	507,100
VMware Inc. Class Aa,b	2,746	200,403

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

July 31, 2016

Security	Shares	Value
Workday Inc. Class Aa,b	1,183	$98,591

		5,102,809
SPECIALTY RETAIL — 2.80%
Advance Auto Parts Inc.	1,435	243,749
AutoNation Inc.[a,b]	4,409	235,220
AutoZone Inc.[a]	733	596,640
Bed Bath & Beyond Inc.[b]	7,417	333,394
Best Buy Co. Inc.	2,958	99,389
CarMax Inc.[a,b]	3,071	178,916
Dick’s Sporting Goods Inc.	5,297	271,683
Foot Locker Inc.	3,988	237,765
Gap Inc. (The)	8,885	229,144
Home Depot Inc. (The)	3,312	457,851
L Brands Inc.	3,834	283,333
Lowe’s Companies Inc.	4,376	360,057
O’Reilly Automotive Inc.[a]	1,229	357,184
Ross Stores Inc.	4,808	297,279
Signet Jewelers Ltd.	1,625	142,854
Staples Inc.	15,492	143,921
Tiffany & Co.	3,493	225,368
TJX Companies Inc. (The)	4,590	375,095
Tractor Supply Co.	2,158	197,781
Ulta Salon Cosmetics & Fragrance Inc.[a]	574	149,934

		5,416,557
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.75%
Apple Inc.	2,316	241,350
EMC Corp.	10,642	300,956
Hewlett Packard Enterprise Co.	7,634	160,467
HP Inc.	13,972	195,748
NetApp Inc.	9,440	248,744
Seagate Technology PLC	4,415	141,412
Western Digital Corp.	3,277	155,690

		1,444,367
TEXTILES, APPAREL & LUXURY GOODS — 0.97%
Coach Inc.	4,894	210,980
Hanesbrands Inc.	6,326	168,651
lululemon athletica Inc.[a,b]	1,400	108,710
Michael Kors Holdings Ltd.[a]	3,234	167,263
NIKE Inc. Class B	5,659	314,075
PVH Corp.	1,941	196,157
Ralph Lauren Corp.	1,759	172,540
Under Armour Inc. Class Aa,b	2,629	103,740
Under Armour Inc. Class Ca	3,803	135,767

Security	Shares	Value
VF Corp.	4,892	$305,408

		1,883,291
THRIFTS & MORTGAGE FINANCE — 0.22%
New York Community Bancorp. Inc.	29,777	430,278

		430,278
TOBACCO — 0.77%
Altria Group Inc.	8,513	576,330
Philip Morris International Inc.	5,163	517,642
Reynolds American Inc.	7,758	388,366

		1,482,338
TRADING COMPANIES & DISTRIBUTORS — 0.38%
Fastenal Co.	6,172	263,853
United Rentals Inc.[a]	1,290	102,774
WW Grainger Inc.	1,730	378,611

		745,238
WATER UTILITIES — 0.36%
American Water Works Co. Inc.	8,373	691,442

		691,442
WIRELESS TELECOMMUNICATION SERVICES — 0.15%
Sprint Corp.[a]	14,868	91,289
T-Mobile U.S. Inc.[a]	4,347	201,440

		292,729

TOTAL COMMON STOCKS
(Cost: $175,921,699)		193,352,400

SHORT-TERM INVESTMENTS — 3.34%

MONEY MARKET FUNDS — 3.34%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[d,e,f]	5,983,809	5,983,809
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[d,e,f]	330,632	330,632
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[d,e]	154,826	154,826

		6,469,267

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,469,267)		6,469,267

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

July 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 103.27%
(Cost: $182,390,966)[g]	$199,821,667
Other Assets, Less Liabilities — (3.27)%	(6,323,991)

NET ASSETS — 100.00%	$193,497,676

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $183,658,880. Net unrealized appreciation was $16,162,787, of which $24,649,780 represented gross unrealized appreciation on securities and $8,486,993 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	1,073	176	(451)	798	$292,267	$8,396	$21,075
PNC Financial Services Group Inc. (The)	5,662	1,931	(2,397)	5,196	429,449	11,043	26,180

					$721,716	$19,439	$47,255

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$193,352,400	$—	$—	$193,352,400
Money market funds	6,469,267	—	—	6,469,267

Total	$199,821,667	$—	$—	$199,821,667

See notes to financial statements.

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI USA VALUE FACTOR ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.80%

AEROSPACE & DEFENSE — 1.17%
L-3 Communications Holdings Inc.	52,098	$7,899,620

		7,899,620
AIRLINES — 3.11%
American Airlines Group Inc.	123,152	4,371,896
Delta Air Lines Inc.	199,216	7,719,620
Southwest Airlines Co.	129,606	4,796,718
United Continental Holdings Inc.[a]	88,658	4,157,174

		21,045,408
AUTO COMPONENTS — 1.57%
BorgWarner Inc.	17,609	584,267
Goodyear Tire & Rubber Co. (The)	62,803	1,800,562
Johnson Controls Inc.	136,848	6,284,060
Lear Corp.	17,056	1,935,003

		10,603,892
AUTOMOBILES — 5.50%
Ford Motor Co.	1,304,702	16,517,528
General Motors Co.	655,269	20,667,184

		37,184,712
BANKS — 8.30%
Bank of America Corp.	1,075,743	15,587,516
CIT Group Inc.	19,341	668,425
Citigroup Inc.	323,876	14,189,008
Citizens Financial Group Inc.	50,713	1,132,421
Fifth Third Bancorp.	35,388	671,664
JPMorgan Chase & Co.	271,427	17,363,185
KeyCorp	73,040	854,568
PNC Financial Services Group Inc. (The)[b]	35,199	2,909,198
Regions Financial Corp.	125,840	1,153,953
SunTrust Banks Inc.	36,683	1,551,324

		56,081,262
BIOTECHNOLOGY — 2.36%
Gilead Sciences Inc.	195,991	15,575,405
United Therapeutics Corp.[a]	3,020	365,450

		15,940,855
CAPITAL MARKETS — 1.27%
Goldman Sachs Group Inc. (The)	30,797	4,890,872
Morgan Stanley	127,976	3,676,750

		8,567,622
CHEMICALS — 1.46%
Celanese Corp. Series A	14,388	912,487

Security	Shares	Value
CF Industries Holdings Inc.	32,468	$801,310
Eastman Chemical Co.	20,282	1,322,995
LyondellBasell Industries NV Class A	65,569	4,934,723
Mosaic Co. (The)	69,742	1,883,034

		9,854,549
COMMUNICATIONS EQUIPMENT — 4.38%
Cisco Systems Inc.	928,518	28,347,654
Juniper Networks Inc.	55,143	1,251,195

		29,598,849
CONSTRUCTION & ENGINEERING — 1.10%
Fluor Corp.	35,675	1,909,326
Jacobs Engineering Group Inc.[a]	102,743	5,498,805

		7,408,131
CONSUMER FINANCE — 0.69%
Ally Financial Inc.	52,024	938,513
Capital One Financial Corp.	49,078	3,292,152
Navient Corp.	28,780	408,676

		4,639,341
CONTAINERS & PACKAGING — 0.59%
International Paper Co.	50,199	2,299,616
WestRock Co.	40,028	1,717,602

		4,017,218
DIVERSIFIED CONSUMER SERVICES — 0.11%
H&R Block Inc.	32,579	775,054

		775,054
DIVERSIFIED FINANCIAL SERVICES — 0.15%
Leucadia National Corp.	20,473	373,837
Voya Financial Inc.	26,222	672,070

		1,045,907
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.84%
AT&T Inc.	404,723	17,520,458
CenturyLink Inc.	53,447	1,680,374

		19,200,832
ELECTRIC UTILITIES — 2.79%
Entergy Corp.	37,984	3,091,518
Exelon Corp.	224,944	8,385,912
FirstEnergy Corp.	86,499	3,020,545
PG&E Corp.	53,309	3,408,578
Pinnacle West Capital Corp.	12,466	983,193

		18,889,746
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.59%
Arrow Electronics Inc.[a]	22,275	1,481,065

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA VALUE FACTOR ETF

July 31, 2016

Security	Shares	Value
Avnet Inc.	31,409	$1,290,910
Corning Inc.	285,814	6,350,787
Flextronics International Ltd.[a]	125,754	1,593,303

		10,716,065
ENERGY EQUIPMENT & SERVICES — 0.34%
Helmerich & Payne Inc.	12,077	748,412
National Oilwell Varco Inc.	48,026	1,553,641

		2,302,053
FOOD & STAPLES RETAILING — 5.66%
Kroger Co. (The)	247,841	8,473,684
Wal-Mart Stores Inc.	385,040	28,096,369
Whole Foods Market Inc.	55,927	1,704,655

		38,274,708
FOOD PRODUCTS — 4.66%
Archer-Daniels-Midland Co.	342,963	15,460,772
Bunge Ltd.	70,700	4,654,888
Ingredion Inc.	5,481	730,289
JM Smucker Co. (The)	15,930	2,455,769
Tyson Foods Inc. Class A	111,384	8,197,862

		31,499,580
HEALTH CARE EQUIPMENT & SUPPLIES — 1.59%
Medtronic PLC	122,375	10,723,721

		10,723,721
HEALTH CARE PROVIDERS & SERVICES — 5.62%
Aetna Inc.	42,782	4,928,914
AmerisourceBergen Corp.	13,986	1,191,467
Anthem Inc.	37,719	4,954,014
Cardinal Health Inc.	31,326	2,618,854
Centene Corp.[a]	20,251	1,428,708
Cigna Corp.	24,462	3,154,620
Express Scripts Holding Co.[a,c]	69,876	5,315,467
Quest Diagnostics Inc.	15,003	1,295,659
UnitedHealth Group Inc.	84,397	12,085,650
Universal Health Services Inc. Class B	7,682	995,049

		37,968,402
HOTELS, RESTAURANTS & LEISURE — 0.70%
Carnival Corp.	100,886	4,713,394

		4,713,394
HOUSEHOLD DURABLES — 0.59%
Toll Brothers Inc.[a]	16,093	450,765
Whirlpool Corp.	18,555	3,569,240

		4,020,005

Security	Shares	Value
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.15%
AES Corp./VA	84,942	$1,049,034

		1,049,034
INSURANCE — 4.38%
Aflac Inc.	23,215	1,677,980
Alleghany Corp.[a,c]	950	516,325
Allstate Corp. (The)	22,355	1,527,517
American International Group Inc.	111,370	6,062,983
Assurant Inc.	4,070	337,851
Axis Capital Holdings Ltd.	6,816	378,833
Chubb Ltd.	22,050	2,761,983
Everest Re Group Ltd.	3,912	739,407
Hartford Financial Services Group Inc. (The)	30,527	1,216,501
Lincoln National Corp.	28,118	1,227,913
Loews Corp.	23,944	989,606
MetLife Inc.	106,910	4,569,333
Prudential Financial Inc.	47,382	3,567,391
RenaissanceRe Holdings Ltd.	3,327	390,989
Travelers Companies Inc. (The)	17,310	2,011,768
Unum Group	21,749	726,634
XL Group Ltd.	26,385	913,185

		29,616,199
IT SERVICES — 0.37%
Xerox Corp.	241,286	2,485,246

		2,485,246
MACHINERY — 1.30%
AGCO Corp.	72,080	3,471,373
Cummins Inc.	43,113	5,292,983

		8,764,356
MEDIA — 0.62%
News Corp. Class A	151,131	1,960,169
TEGNA Inc.	36,009	788,597
Viacom Inc. Class B NVS	31,085	1,413,435

		4,162,201
METALS & MINING — 0.92%
Alcoa Inc.	164,839	1,750,590
Newmont Mining Corp.	75,477	3,320,988
Nucor Corp.	21,530	1,154,869

		6,226,447
MULTI-UTILITIES — 0.53%
Public Service Enterprise Group Inc.	77,223	3,553,030

		3,553,030

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA VALUE FACTOR ETF

July 31, 2016

Security	Shares	Value
MULTILINE RETAIL — 2.17%
Kohl’s Corp.	64,662	$2,689,292
Macy’s Inc.	80,583	2,887,289
Nordstrom Inc.[c]	13,951	617,053
Target Corp.	112,508	8,475,228

		14,668,862
OIL, GAS & CONSUMABLE FUELS — 6.38%
Chevron Corp.	246,012	25,211,310
Devon Energy Corp.	54,931	2,102,759
HollyFrontier Corp.	27,316	694,373
Marathon Oil Corp.	123,169	1,680,025
Marathon Petroleum Corp.	51,290	2,020,313
Murphy Oil Corp.	25,856	709,230
Phillips 66	41,715	3,172,843
Plains GP Holdings LP Class A	18,650	198,063
Southwestern Energy Co.[a]	49,813	726,273
Tesoro Corp.	11,747	894,534
Valero Energy Corp.	109,464	5,722,778

		43,132,501
PHARMACEUTICALS — 5.00%
Allergan PLC[a]	22,170	5,607,901
Endo International PLC[a]	24,905	432,351
Mallinckrodt PLC[a]	17,473	1,176,632
Mylan NVa	45,266	2,117,996
Perrigo Co. PLC	10,086	921,760
Pfizer Inc.	637,692	23,524,458

		33,781,098
REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.27%
American Capital Agency Corp.	36,967	724,183
Annaly Capital Management Inc.	98,811	1,084,945

		1,809,128
ROAD & RAIL — 1.91%
Norfolk Southern Corp.	143,600	12,892,408

		12,892,408
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.15%
Intel Corp.	814,172	28,382,036
Marvell Technology Group Ltd.	104,766	1,231,001
Micron Technology Inc.[a]	301,002	4,135,767
Qorvo Inc.[a]	17,275	1,092,298

		34,841,102
SOFTWARE — 0.60%
CA Inc.	52,393	1,815,417
Symantec Corp.	109,372	2,234,470

		4,049,887

Security	Shares	Value
SPECIALTY RETAIL — 1.72%
Bed Bath & Beyond Inc.[c]	39,014	$1,753,679
Best Buy Co. Inc.	116,687	3,920,683
Dick’s Sporting Goods Inc.	13,981	717,085
Foot Locker Inc.	24,796	1,478,338
Gap Inc. (The)	67,282	1,735,203
Staples Inc.	219,530	2,039,434

		11,644,422
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 9.29%
Apple Inc.	350,458	36,521,228
EMC Corp.	336,568	9,518,143
Hewlett Packard Enterprise Co.	186,289	3,915,795
HP Inc.	455,177	6,377,030
NetApp Inc.	68,513	1,805,317
Seagate Technology PLC	69,994	2,241,908
Western Digital Corp.	51,464	2,445,055

		62,824,476
TEXTILES, APPAREL & LUXURY GOODS — 0.18%
PVH Corp.	12,373	1,250,415

		1,250,415
TRADING COMPANIES & DISTRIBUTORS — 0.72%
United Rentals Inc.[a]	61,017	4,861,224

		4,861,224

TOTAL COMMON STOCKS
(Cost: $670,391,771)		674,582,962

SHORT-TERM INVESTMENTS — 1.05%

MONEY MARKET FUNDS — 1.05%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[d,e,f]	6,010,457	6,010,457
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[d,e,f]	332,105	332,105
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[d,e]	771,815	771,815

		7,114,377

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,114,377)		7,114,377

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA VALUE FACTOR ETF

July 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 100.85%
(Cost: $677,506,148)[g]	$681,697,339
Other Assets, Less Liabilities — (0.85)%	(5,737,930)

NET ASSETS — 100.00%	$675,959,409

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	Affiliated issuer. See Schedule 1.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $682,828,707. Net unrealized depreciation was $1,131,368, of which $39,851,405 represented gross unrealized appreciation on securities and $40,982,773 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	3,468	680	(4,148)	—	$—	$9,043	$(102,686)
PNC Financial Services Group Inc. (The)	37,772	26,860	(29,433)	35,199	2,909,198	78,010	65,111

					$2,909,198	$87,053	$(37,575)

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$674,582,962	$—	$—	$674,582,962
Money market funds	7,114,377	—	—	7,114,377

Total	$681,697,339	$—	$—	$681,697,339

See notes to financial statements.

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2016

	iShares Edge MSCI Intl Momentum Factor ETF	iShares Edge MSCI Intl Quality Factor ETF	iShares Edge MSCI Intl Size Factor ETF

ASSETS
Investments, at cost:
Unaffiliated	$14,548,000	$14,531,814	$4,926,587
Affiliated (Note 2)	14,345	10,332	15,054

Total cost of investments	$14,562,345	$14,542,146	$4,941,641

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$15,728,040	$15,234,562	$4,820,842
Affiliated (Note 2)	14,345	10,332	15,054

Total fair value of investments	15,742,385	15,244,894	4,835,896
Foreign currency, at value[b]	25,489	16,712	5,824
Receivables:
Investment securities sold	5,609,338	—	4,365
Dividends and interest	15,929	9,357	6,442
Tax reclaims	11,041	18,400	1,068

Total Assets	21,404,182	15,289,363	4,853,595

LIABILITIES
Payables:
Investment securities purchased	5,562,426	4,870	6,159
Collateral for securities on loan (Note 1)	12,210	4,090	13,596
Investment advisory fees (Note 2)	3,767	3,779	1,190

Total Liabilities	5,578,403	12,739	20,945

NET ASSETS	$15,825,779	$15,276,624	$4,832,650

Net assets consist of:
Paid-in capital	$14,937,370	$14,791,568	$4,999,832
Undistributed net investment income	31,471	19,667	10,041
Accumulated net realized loss	(323,022)	(237,147)	(71,518)
Net unrealized appreciation (depreciation)	1,179,960	702,536	(105,705)

NET ASSETS	$15,825,779	$15,276,624	$4,832,650

Shares outstanding[c]	600,000	600,000	200,000

Net asset value per share	$26.38	$25.46	$24.16

[a]	Securities on loan with values of $11,668, $3,874 and $12,832, respectively. See Note 1.
[b]	Cost of foreign currency: $25,247, $16,570 and $5,797, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2016

	iShares Edge MSCI Intl Value Factor ETF	iShares Edge MSCI USA Momentum Factor ETF	iShares Edge MSCI USA Quality Factor ETF

ASSETS
Investments, at cost:
Unaffiliated	$36,059,641	$1,474,563,315	$2,514,636,109
Affiliated (Note 2)	223,011	10,524,034	30,440,791

Total cost of investments	$36,282,652	$1,485,087,349	$2,545,076,900

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$37,647,176	$1,638,020,651	$2,646,492,011
Affiliated (Note 2)	223,011	10,524,034	33,531,402

Total fair value of investments	37,870,187	1,648,544,685	2,680,023,413
Foreign currency, at value[b]	40,006	—	—
Cash	—	23,850	13,018
Receivables:
Investment securities sold	—	7,603,330	—
Dividends and interest	38,120	1,478,790	1,675,895
Capital shares sold	—	2,780	5,905
Tax reclaims	15,185	—	—

Total Assets	37,963,498	1,657,653,435	2,681,718,231

LIABILITIES
Payables:
Investment securities purchased	—	10,122,543	—
Collateral for securities on loan (Note 1)	222,439	8,065,914	2,189,809
Capital shares redeemed	—	—	33,490
Investment advisory fees (Note 2)	9,260	195,949	315,425

Total Liabilities	231,699	18,384,406	2,538,724

NET ASSETS	$37,731,799	$1,639,269,029	$2,679,179,507

Net assets consist of:
Paid-in capital	$36,244,656	$1,527,814,010	$2,591,287,352
Undistributed net investment income	75,573	1,907,871	1,660,833
Accumulated net realized loss	(175,799)	(53,910,188)	(48,715,191)
Net unrealized appreciation	1,587,369	163,457,336	134,946,513

NET ASSETS	$37,731,799	$1,639,269,029	$2,679,179,507

Shares outstanding[c]	1,800,000	20,900,000	39,400,000

Net asset value per share	$20.96	$78.43	$68.00

[a]	Securities on loan with values of $208,451, $8,007,182 and $2,154,949, respectively. See Note 1.
[b]	Cost of foreign currency: $39,212, $ — and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2016

	iShares Edge MSCI USA Size Factor ETF	iShares Edge MSCI USA Value Factor ETF

ASSETS
Investments, at cost:
Unaffiliated	$175,194,268	$667,327,750
Affiliated (Note 2)	7,196,698	10,178,398

Total cost of investments	$182,390,966	$677,506,148

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$192,630,684	$671,673,764
Affiliated (Note 2)	7,190,983	10,023,575

Total fair value of investments	199,821,667	681,697,339
Cash	—	62,079
Receivables:
Investment securities sold	463,726	—
Dividends and interest	168,486	805,238
Capital shares sold	—	116,141

Total Assets	200,453,879	682,680,797

LIABILITIES
Payables:
Investment securities purchased	206,528	286,857
Collateral for securities on loan (Note 1)	6,314,441	6,342,562
Capital shares redeemed	408,171	—
Investment advisory fees (Note 2)	27,063	91,969

Total Liabilities	6,956,203	6,721,388

NET ASSETS	$193,497,676	$675,959,409

Net assets consist of:
Paid-in capital	$180,281,885	$710,859,543
Undistributed net investment income	—	1,168,916
Accumulated net realized loss	(4,214,910)	(40,260,241)
Net unrealized appreciation	17,430,701	4,191,191

NET ASSETS	$193,497,676	$675,959,409

Shares outstanding[b]	2,750,000	10,500,000

Net asset value per share	$70.36	$64.38

[a]	Securities on loan with values of $6,200,980 and $6,128,778, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2016

	iShares Edge MSCI Intl Momentum Factor ETF	iShares Edge MSCI Intl Quality Factor ETF	iShares Edge MSCI Intl Size Factor ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$246,939	$378,490	$141,165
Dividends — affiliated (Note 2)	9	16	4
Securities lending income — affiliated — net (Note 2)	528	424	964

Total investment income	247,476	378,930	142,133

EXPENSES
Investment advisory fees (Note 2)	29,725	30,756	13,950

Total expenses	29,725	30,756	13,950

Net investment income	217,751	348,174	128,183

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(368,283)	(265,239)	(68,621)
Foreign currency transactions	3,034	(1,784)	418

Net realized loss	(365,249)	(267,023)	(68,203)

Net change in unrealized appreciation/depreciation on:
Investments	851,368	481,907	(79,237)
Translation of assets and liabilities in foreign currencies	(100)	(155)	98

Net change in unrealized appreciation/depreciation	851,268	481,752	(79,139)

Net realized and unrealized gain (loss)	486,019	214,729	(147,342)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$703,770	$562,903	$(19,159)

[a]	Net of foreign withholding tax of $30,213, $36,025 and $15,812, respectively.

See notes to financial statements.

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2016

	iShares Edge MSCI Intl Value Factor ETF	iShares Edge MSCI USA Momentum Factor ETF	iShares Edge MSCI USA Quality Factor ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$785,269	$15,241,508	$39,723,316
Dividends — affiliated (Note 2)	23	2,614	442,324
Securities lending income — affiliated — net (Note 2)	3,090	53,999	62,890

Total investment income	788,382	15,298,121	40,228,530

EXPENSES
Investment advisory fees (Note 2)	56,137	1,671,490	2,813,461

Total expenses	56,137	1,671,490	2,813,461

Net investment income	732,245	13,626,631	37,415,069

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(175,030)	(47,109,063)	(41,311,853)
Investments — affiliated (Note 2)	—	—	(7,736)
In-kind redemptions — unaffiliated	—	31,937,142	106,367,065
In-kind redemptions — affiliated (Note 2)	—	—	764,928
Foreign currency transactions	12,534	—	—

Net realized gain (loss)	(162,496)	(15,171,921)	65,812,404

Net change in unrealized appreciation/depreciation on:
Investments	1,574,414	100,180,123	72,063,222
Translation of assets and liabilities in foreign currencies	(180)	—	—

Net change in unrealized appreciation/depreciation	1,574,234	100,180,123	72,063,222

Net realized and unrealized gain	1,411,738	85,008,202	137,875,626

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,143,983	$98,634,833	$175,290,695

[a]	Net of foreign withholding tax of $89,493, $2,205 and $ —, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2016

	iShares Edge MSCI USA Size Factor ETF	iShares Edge MSCI USA Value Factor ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$4,241,254	$19,391,268
Dividends — affiliated (Note 2)	19,832	88,684
Securities lending income — affiliated — net (Note 2)	30,637	56,030

Total investment income	4,291,723	19,535,982

EXPENSES
Investment advisory fees (Note 2)	308,374	1,050,164

Total expenses	308,374	1,050,164

Net investment income	3,983,349	18,485,818

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,818,630)	(40,820,357)
Investments — affiliated (Note 2)	(5,211)	(98,173)
In-kind redemptions — unaffiliated	16,906,293	49,322,502
In-kind redemptions — affiliated (Note 2)	52,466	60,598

Net realized gain	14,134,918	8,464,570

Net change in unrealized appreciation/depreciation	(4,818,873)	(24,777,031)

Net realized and unrealized gain (loss)	9,316,045	(16,312,461)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,299,394	$2,173,357

[a]	Net of foreign withholding tax of $595 and $558, respectively.

See notes to financial statements.

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Edge MSCI Intl Momentum Factor ETF		iShares Edge MSCI Intl Quality Factor ETF
	Year ended July 31, 2016	Period from January 13, 2015[a] to July 31, 2015	Year ended July 31, 2016	Period from January 13, 2015[a] to July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$217,751	$61,193	$348,174	$114,588
Net realized gain (loss)	(365,249)	50,820	(267,023)	31,487
Net change in unrealized appreciation/depreciation	851,268	328,692	481,752	220,784

Net increase in net assets resulting from operations	703,770	440,705	562,903	366,859

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(196,168)	(59,898)	(335,588)	(109,118)

Total distributions to shareholders	(196,168)	(59,898)	(335,588)	(109,118)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,822,260	5,115,110	9,656,711	5,134,857

Net increase in net assets from capital share transactions	9,822,260	5,115,110	9,656,711	5,134,857

INCREASE IN NET ASSETS	10,329,862	5,495,917	9,884,026	5,392,598

NET ASSETS
Beginning of period	5,495,917	—	5,392,598	—

End of period	$15,825,779	$5,495,917	$15,276,624	$5,392,598

Undistributed net investment income included in net assets at end of period	$31,471	$289	$19,667	$6,215

SHARES ISSUED
Shares sold	400,000	200,000	400,000	200,000

Net increase in shares outstanding	400,000	200,000	400,000	200,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI Intl Size Factor ETF		iShares Edge MSCI Intl Value Factor ETF
	Year ended July 31, 2016	Period from June 16, 2015[a] to July 31, 2015	Year ended July 31, 2016	Period from June 16, 2015[a] to July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$128,183	$9,092	$732,245	$2,185
Net realized gain (loss)	(68,203)	(252)	(162,496)	381
Net change in unrealized appreciation/depreciation	(79,139)	(26,566)	1,574,234	13,135

Net increase (decrease) in net assets resulting from operations	(19,159)	(17,726)	2,143,983	15,701

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(130,297)	—	(672,541)	—

Total distributions to shareholders	(130,297)	—	(672,541)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	4,999,832	33,784,673	2,459,983

Net increase in net assets from capital share transactions	—	4,999,832	33,784,673	2,459,983

INCREASE (DECREASE) IN NET ASSETS	(149,456)	4,982,106	35,256,115	2,475,684

NET ASSETS
Beginning of period	4,982,106	—	2,475,684	—

End of period	$4,832,650	$4,982,106	$37,731,799	$2,475,684

Undistributed net investment income included in net assets at end of period	$10,041	$8,965	$75,573	$2,160

SHARES ISSUED
Shares sold	—	200,000	1,700,000	100,000

Net increase in shares outstanding	—	200,000	1,700,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI USA Momentum Factor ETF		iShares Edge MSCI USA Quality Factor ETF
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$13,626,631	$6,809,548	$37,415,069	$13,588,137
Net realized gain (loss)	(15,171,921)	39,895,741	65,812,404	61,151,244
Net change in unrealized appreciation/depreciation	100,180,123	44,111,308	72,063,222	33,933,688

Net increase in net assets resulting from operations	98,634,833	90,816,597	175,290,695	108,673,069

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,227,742)	(6,457,933)	(36,096,604)	(13,400,594)

Total distributions to shareholders	(12,227,742)	(6,457,933)	(36,096,604)	(13,400,594)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,108,360,434	763,464,460	2,175,516,680	954,790,254
Cost of shares redeemed	(356,212,831)	(353,634,618)	(755,918,346)	(368,073,960)

Net increase in net assets from capital share transactions	752,147,603	409,829,842	1,419,598,334	586,716,294

INCREASE IN NET ASSETS	838,554,694	494,188,506	1,558,792,425	681,988,769

NET ASSETS
Beginning of year	800,714,335	306,525,829	1,120,387,082	438,398,313

End of year	$1,639,269,029	$800,714,335	$2,679,179,507	$1,120,387,082

Undistributed net investment income included in net assets at end of year	$1,907,871	$508,982	$1,660,833	$342,368

SHARES ISSUED AND REDEEMED
Shares sold	15,250,000	10,950,000	33,850,000	15,350,000
Shares redeemed	(5,150,000)	(5,050,000)	(11,700,000)	(5,700,000)

Net increase in shares outstanding	10,100,000	5,900,000	22,150,000	9,650,000

See notes to financial statements.

FINANCIAL STATEMENTS	79

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI USA Size Factor ETF		iShares Edge MSCI USA Value Factor ETF
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,983,349	$3,938,417	$18,485,818	$11,230,379
Net realized gain	14,134,918	13,225,200	8,464,570	14,316,497
Net change in unrealized appreciation/depreciation	(4,818,873)	6,364,204	(24,777,031)	9,401,281

Net increase in net assets resulting from operations	13,299,394	23,527,821	2,173,357	34,948,157

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,166,748)	(3,894,221)	(18,801,019)	(10,417,904)

Total distributions to shareholders	(4,166,748)	(3,894,221)	(18,801,019)	(10,417,904)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	31,443,676	147,527,048	450,576,730	575,007,311
Cost of shares redeemed	(84,349,737)	(59,541,288)	(443,902,723)	(72,734,700)

Net increase (decrease) in net assets from capital share transactions	(52,906,061)	87,985,760	6,674,007	502,272,611

INCREASE (DECREASE) IN NET ASSETS	(43,773,415)	107,619,360	(9,953,655)	526,802,864

NET ASSETS
Beginning of year	237,271,091	129,651,731	685,913,064	159,110,200

End of year	$193,497,676	$237,271,091	$675,959,409	$685,913,064

Undistributed net investment income included in net assets at end of year	$—	$154,164	$1,168,916	$1,051,321

SHARES ISSUED AND REDEEMED
Shares sold	500,000	2,300,000	7,350,000	8,950,000
Shares redeemed	(1,300,000)	(900,000)	(7,250,000)	(1,100,000)

Net increase (decrease) in shares outstanding	(800,000)	1,400,000	100,000	7,850,000

See notes to financial statements.

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Intl Momentum Factor ETF

	Year ended Jul. 31, 2016	Period from Jan. 13, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$27.48	$25.57

Income from investment operations:
Net investment income[b]	0.55	0.31
Net realized and unrealized gain (loss)[c]	(1.22)	1.90

Total from investment operations	(0.67)	2.21

Less distributions from:
Net investment income	(0.43)	(0.30)

Total distributions	(0.43)	(0.30)

Net asset value, end of period	$26.38	$27.48

Total return	(2.26)%[d]	8.63%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$15,826	$5,496
Ratio of expenses to average net assets[f]	0.30%	0.30%
Ratio of net investment income to average net assets[f]	2.20%	2.07%
Portfolio turnover rate[g]	171%	55%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was -2.37%.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Intl Quality Factor ETF

	Year ended Jul. 31, 2016	Period from Jan. 13, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$26.96	$25.67

Income from investment operations:
Net investment income[b]	0.84	0.57
Net realized and unrealized gain (loss)[c]	(1.70)	1.27

Total from investment operations	(0.86)	1.84

Less distributions from:
Net investment income	(0.64)	(0.55)

Total distributions	(0.64)	(0.55)

Net asset value, end of period	$25.46	$26.96

Total return	(3.14)%	7.12%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$15,277	$5,393
Ratio of expenses to average net assets[e]	0.30%	0.30%
Ratio of net investment income to average net assets[e]	3.40%	3.86%
Portfolio turnover rate[f]	30%	16%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Intl Size Factor ETF

	Year ended Jul. 31, 2016	Period from Jun. 16, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$24.91	$25.00

Income from investment operations:
Net investment income[b]	0.64	0.05
Net realized and unrealized loss[c]	(0.74)	(0.14)

Total from investment operations	(0.10)	(0.09)

Less distributions from:
Net investment income	(0.65)	—

Total distributions	(0.65)	—

Net asset value, end of period	$24.16	$24.91

Total return	(0.28)%	(0.36)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,833	$4,982
Ratio of expenses to average net assets[e]	0.30%	0.30%
Ratio of net investment income to average net assets[e]	2.76%	1.48%
Portfolio turnover rate[f]	19%	0%[g]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Intl Value Factor ETF

	Year ended Jul. 31, 2016	Period from Jun. 16, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$24.76	$24.60

Income from investment operations:
Net investment income[b]	0.81	0.02
Net realized and unrealized gain (loss)[c]	(4.04)	0.14

Total from investment operations	(3.23)	0.16

Less distributions from:
Net investment income	(0.57)	—

Total distributions	(0.57)	—

Net asset value, end of period	$20.96	$24.76

Total return	(12.97)%	0.65%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$37,732	$2,476
Ratio of expenses to average net assets[e]	0.30%	0.30%
Ratio of net investment income to average net assets[e]	3.91%	0.72%
Portfolio turnover rate[f]	19%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

84	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI USA Momentum Factor ETF

	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Apr. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$74.14	$62.56	$54.33	$51.62

Income from investment operations:
Net investment income[b]	0.89	0.91	0.70	0.29
Net realized and unrealized gain[c]	4.18	11.52	8.24	2.62

Total from investment operations	5.07	12.43	8.94	2.91

Less distributions from:
Net investment income	(0.78)	(0.85)	(0.71)	(0.20)

Total distributions	(0.78)	(0.85)	(0.71)	(0.20)

Net asset value, end of period	$78.43	$74.14	$62.56	$54.33

Total return	6.93%	19.97%	16.54%	5.65%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,639,269	$800,714	$306,526	$141,264
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	1.22%	1.31%	1.18%	1.88%
Portfolio turnover rate[f]	129%	106%	123%	38%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Quality Factor ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Jul. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$64.95	$57.68	$50.10	$50.04

Income from investment operations:
Net investment income[b]	1.28	0.98	0.85	0.01
Net realized and unrealized gain[c]	2.99	7.23	7.51	0.05

Total from investment operations	4.27	8.21	8.36	0.06

Less distributions from:
Net investment income	(1.22)	(0.94)	(0.78)	—

Total distributions	(1.22)	(0.94)	(0.78)	—

Net asset value, end of period	$68.00	$64.95	$57.68	$50.10

Total return	6.70%	14.30%	16.76%	0.12%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,679,180	$1,120,387	$438,398	$110,220
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	1.99%	1.56%	1.52%	0.31%
Portfolio turnover rate[f]	50%	26%	27%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

86	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Size Factor ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Apr. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$66.84	$60.30	$53.83	$50.68

Income from investment operations:
Net investment income[b]	1.26	1.21	1.13	0.31
Net realized and unrealized gain[c]	3.56	6.53	6.51	3.05

Total from investment operations	4.82	7.74	7.64	3.36

Less distributions from:
Net investment income	(1.30)	(1.20)	(1.17)	(0.21)

Total distributions	(1.30)	(1.20)	(1.17)	(0.21)

Net asset value, end of period	$70.36	$66.84	$60.30	$53.83

Total return	7.39%	12.89%	14.31%	6.66%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$193,498	$237,271	$129,652	$110,344
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	1.94%	1.85%	1.97%	2.05%
Portfolio turnover rate[f]	23%	22%	13%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Value Factor ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Apr. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$65.95	$62.40	$54.64	$50.26

Income from investment operations:
Net investment income[b]	1.62	1.34	1.20	0.30
Net realized and unrealized gain (loss)[c]	(1.59)	3.37	7.72	4.29

Total from investment operations	0.03	4.71	8.92	4.59

Less distributions from:
Net investment income	(1.60)	(1.16)	(1.16)	(0.21)

Total distributions	(1.60)	(1.16)	(1.16)	(0.21)

Net asset value, end of period	$64.38	$65.95	$62.40	$54.64

Total return	0.18%	7.56%	16.47%	9.16%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$675,959	$685,913	$159,110	$112,008
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	2.64%	2.04%	2.04%	1.98%
Portfolio turnover rate[f]	81%	15%	8%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

88	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name	Diversification Classification
Edge MSCI Intl Momentum Factor	iShares MSCI International Developed Momentum Factor ETF	Non-diversified
Edge MSCI Intl Quality Factor	iShares MSCI International Developed Quality Factor ETF	Non-diversified
Edge MSCI Intl Size Factor	iShares MSCI International Developed Size Factor ETF	Non-diversified
Edge MSCI Intl Value Factor	iShares MSCI International Developed Value Factor ETF	Non-diversified
Edge MSCI USA Momentum Factor	iShares MSCI USA Momentum Factor ETF	Diversified
Edge MSCI USA Quality Factor	iShares MSCI USA Quality Factor ETF	Non-diversified
Edge MSCI USA Size Factor	iShares MSCI USA Size Factor ETF	Diversified
Edge MSCI USA Value Factor	iShares MSCI USA Value Factor ETF	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

90	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2016, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Edge MSCI Intl Momentum Factor
Credit Suisse Securities (USA) LLC	$3,889	$3,889	$—
Deutsche Bank Securities Inc.	7,779	7,779	—

	$11,668	$11,668	$—

92	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Edge MSCI Intl Quality Factor
Credit Suisse Securities (USA) LLC	$82	$82	$—
JPMorgan Clearing Corp.	3,792	3,792	—

	$3,874	$3,874	$—

Edge MSCI Intl Size Factor
Citigroup Global Markets Inc.	$3,142	$3,142	$—
Deutsche Bank Securities Inc.	7,063	7,063	—
JPMorgan Clearing Corp.	2,627	2,627	—

	$12,832	$12,832	$—

Edge MSCI Intl Value Factor
Citigroup Global Markets Inc.	$147,049	$147,049	$—
JPMorgan Clearing Corp.	61,402	61,402	—

	$208,451	$208,451	$—

Edge MSCI USA Momentum Factor
Citigroup Global Markets Inc.	$480,166	$476,507	$(3,659)
Jefferies LLC	3,500,214	3,500,214	—
State Street Bank & Trust Company	4,026,802	4,025,007	(1,795)

	$8,007,182	$8,001,728	$(5,454)

Edge MSCI USA Quality Factor
BNP Paribas Prime Brokerage International Ltd.	$64,009	$64,009	$—
Citigroup Global Markets Inc.	297,070	297,070	—
Credit Suisse Securities (USA) LLC	1,793,870	1,793,870	—

	$2,154,949	$2,154,949	$—

Edge MSCI USA Size Factor
Barclays Capital Inc.	$228,717	$228,717	$—
BNP Paribas Prime Brokerage International Ltd.	340,845	340,845	—
Citigroup Global Markets Inc.	639,051	639,051	—
Credit Suisse Securities (USA) LLC	568,197	568,197	—
Deutsche Bank Securities Inc.	173,093	173,093	—
HSBC Bank PLC	274,914	274,914	—
Jefferies LLC	402,546	402,546	—
JPMorgan Clearing Corp.	2,683,344	2,683,344	—
Merrill Lynch, Pierce, Fenner & Smith	108,710	108,710	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	293,355	293,355	—
State Street Bank & Trust Company	404,796	404,796	—
Wells Fargo Securities LLC	83,412	83,412	—

	$6,200,980	$6,200,980	$—

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Edge MSCI USA Value Factor
Jefferies LLC	$5,239,473	$5,239,473	$—
JPMorgan Clearing Corp.	880,045	880,045	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	9,260	9,260	—

	$6,128,778	$6,128,778	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Edge MSCI Intl Momentum Factor	0.30%
Edge MSCI Intl Quality Factor	0.30
Edge MSCI Intl Size Factor	0.30
Edge MSCI Intl Value Factor	0.30

iShares ETF	Investment Advisory Fee
Edge MSCI USA Momentum Factor	0.15%
Edge MSCI USA Quality Factor	0.15
Edge MSCI USA Size Factor	0.15
Edge MSCI USA Value Factor	0.15

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares Edge MSCI USA Momentum Factor ETF, iShares Edge MSCI USA Quality Factor ETF, iShares Edge MSCI USA Size Factor ETF, and iShares Edge MSCI USA Value Factor ETF (the “Group 1 Funds”), retain 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares Edge MSCI Intl Momentum Factor ETF, iShares Edge MSCI Intl Quality Factor ETF, iShares Edge MSCI Intl Size Factor ETF, and iShares Edge MSCI Intl Value Factor ETF (the “Group 2 Funds”),

94	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

retain 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Edge MSCI Intl Momentum Factor	$141
Edge MSCI Intl Quality Factor	112
Edge MSCI Intl Size Factor	239
Edge MSCI Intl Value Factor	830

iShares ETF	Fees Paid to BTC
Edge MSCI USA Momentum Factor	$22,623
Edge MSCI USA Quality Factor	29,411
Edge MSCI USA Size Factor	13,607
Edge MSCI USA Value Factor	23,330

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Intl Size Factor	$5,518	$—
Edge MSCI USA Momentum Factor	260,350,305	287,890,795
Edge MSCI USA Quality Factor	219,388,382	181,124,726
Edge MSCI USA Size Factor	10,754,468	10,295,827
Edge MSCI USA Value Factor	194,578,537	203,651,245

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2016 were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Intl Momentum Factor	$16,966,625	$16,845,771
Edge MSCI Intl Quality Factor	3,446,365	3,130,014
Edge MSCI Intl Size Factor	866,356	868,244
Edge MSCI Intl Value Factor	4,092,581	3,763,902
Edge MSCI USA Momentum Factor	1,468,465,239	1,447,581,407
Edge MSCI USA Quality Factor	950,313,225	938,353,472
Edge MSCI USA Size Factor	47,209,471	46,656,652
Edge MSCI USA Value Factor	573,526,557	574,407,634

In-kind transactions (see Note 4) for the year ended July 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Intl Momentum Factor	$9,659,924	$—
Edge MSCI Intl Quality Factor	9,387,971	—
Edge MSCI Intl Value Factor	33,398,600	—
Edge MSCI USA Momentum Factor	1,096,020,690	347,536,363
Edge MSCI USA Quality Factor	2,167,819,048	751,529,635
Edge MSCI USA Size Factor	31,271,707	83,618,598
Edge MSCI USA Value Factor	448,286,230	441,288,938

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

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Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of a Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements (Continued)

iSHARES® TRUST

principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2016, attributable to passive foreign investment companies, the characterization of corporate actions, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Edge MSCI Intl Momentum Factor	$—	$9,599	$(9,599)
Edge MSCI Intl Quality Factor	—	866	(866)
Edge MSCI Intl Size Factor	—	3,190	(3,190)
Edge MSCI Intl Value Factor	—	13,709	(13,709)
Edge MSCI USA Momentum Factor	30,730,727	—	(30,730,727)
Edge MSCI USA Quality Factor	99,012,786	—	(99,012,786)
Edge MSCI USA Size Factor	16,047,502	29,235	(16,076,737)
Edge MSCI USA Value Factor	42,395,116	432,796	(42,827,912)

98	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 was as follows:

iShares ETF	2016	2015
Edge MSCI Intl Momentum Factor
Ordinary income	$196,168	$59,898

Edge MSCI Intl Quality Factor
Ordinary income	$335,588	$109,118

Edge MSCI Intl Size Factor
Ordinary income	$130,297	$—

Edge MSCI Intl Value Factor
Ordinary income	$672,541	$—

Edge MSCI USA Momentum Factor
Ordinary income	$12,227,742	$6,457,933

Edge MSCI USA Quality Factor
Ordinary income	$36,096,604	$13,400,594

Edge MSCI USA Size Factor
Ordinary income	$4,166,748	$3,894,221

Edge MSCI USA Value Factor
Ordinary income	$18,801,019	$10,417,904

As of July 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Edge MSCI Intl Momentum Factor	$79,223	$(309,537)	$1,118,723	$–	$888,409
Edge MSCI Intl Quality Factor	67,400	(213,565)	631,221	–	485,056
Edge MSCI Intl Size Factor	39,243	(10,625)	(139,925)	(55,875)	(167,182)
Edge MSCI Intl Value Factor	98,278	(145,281)	1,534,146	–	1,487,143
Edge MSCI USA Momentum Factor	1,907,871	(34,826,934)	162,173,143	(17,799,061)	111,455,019
Edge MSCI USA Quality Factor	1,660,833	(33,085,566)	120,079,736	(762,848)	87,892,155
Edge MSCI USA Size Factor	–	(2,015,336)	16,162,787	(931,660)	13,215,791
Edge MSCI USA Value Factor	1,168,916	(30,369,912)	(1,131,368)	(4,567,770)	(34,900,134)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2016, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Edge MSCI Intl Momentum Factor	$309,537
Edge MSCI Intl Quality Factor	213,565
Edge MSCI Intl Size Factor	10,625
Edge MSCI Intl Value Factor	145,281
Edge MSCI USA Momentum Factor	34,826,934
Edge MSCI USA Quality Factor	33,085,566
Edge MSCI USA Size Factor	2,015,336
Edge MSCI USA Value Factor	30,369,912

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

100	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Edge MSCI Intl Momentum Factor ETF, iShares Edge MSCI Intl Quality Factor ETF, iShares Edge MSCI Intl Size Factor ETF, iShares Edge MSCI Intl Value Factor ETF, iShares Edge MSCI USA Momentum Factor ETF, iShares Edge MSCI USA Quality Factor ETF, iShares Edge MSCI USA Size Factor ETF and iShares Edge MSCI USA Value Factor ETF (the “Funds”) at July 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 26, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	101

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2016:

iShares ETF	Qualified Dividend Income
Edge MSCI Intl Momentum Factor	$253,315
Edge MSCI Intl Quality Factor	371,439
Edge MSCI Intl Size Factor	131,030
Edge MSCI Intl Value Factor	815,919
Edge MSCI USA Momentum Factor	14,368,874
Edge MSCI USA Quality Factor	38,862,648
Edge MSCI USA Size Factor	3,919,981
Edge MSCI USA Value Factor	19,245,554

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended July 31, 2016 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Edge MSCI USA Momentum Factor	97.83%
Edge MSCI USA Quality Factor	97.36
Edge MSCI USA Size Factor	90.69
Edge MSCI USA Value Factor	98.68

For the fiscal year ended July 31, 2016, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Edge MSCI Intl Momentum Factor	$277,187	$30,201
Edge MSCI Intl Quality Factor	414,515	36,012
Edge MSCI Intl Size Factor	156,977	15,793
Edge MSCI Intl Value Factor	874,762	89,492

102	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	103

Board Review and Approval of Investment Advisory Contract (Continued)

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performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing

104	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	105

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Edge MSCI Intl Momentum Factor	$0.430566	$—	$—	$0.430566	100%	—%	—%	100%
Edge MSCI Intl Quality Factor	0.637204	—	—	0.637204	100	—	—	100
Edge MSCI Intl Size Factor	0.651485	—	—	0.651485	100	—	—	100
Edge MSCI Intl Value Factor	0.567651	—	—	0.567651	100	—	—	100
Edge MSCI USA Momentum Factor	0.778033	—	0.003934	0.781967	99	—	1	100
Edge MSCI USA Size Factor	1.271671	—	0.029034	1.300705	98	—	2	100
Edge MSCI USA Value Factor	1.584255	—	0.013072	1.597327	99	—	1	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

106	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Edge MSCI Intl Momentum Factor ETF

Period Covered: January 13, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	5	1.35%
Greater than 1.5% and Less than 2.0%	19	5.14
Greater than 1.0% and Less than 1.5%	58	15.68
Greater than 0.5% and Less than 1.0%	119	32.16
Between 0.5% and –0.5%	155	41.89
Less than –0.5% and Greater than –1.0%	11	2.97
Less than –1.0% and Greater than –1.5%	2	0.54
Less than –1.5% and Greater than –2.0%	1	0.27

	370	100.00%

iShares Edge MSCI Intl Quality Factor ETF

Period Covered: January 13, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.27%
Greater than 3.5% and Less than 4.0%	1	0.27
Greater than 3.0% and Less than 3.5%	1	0.27
Greater than 2.5% and Less than 3.0%	1	0.27
Greater than 2.0% and Less than 2.5%	9	2.43
Greater than 1.5% and Less than 2.0%	16	4.32
Greater than 1.0% and Less than 1.5%	52	14.06
Greater than 0.5% and Less than 1.0%	143	38.65
Between 0.5% and –0.5%	143	38.65
Less than –0.5% and Greater than –1.0%	2	0.54
Less than –1.0% and Greater than –1.5%	1	0.27

	370	100.00%

SUPPLEMENTAL INFORMATION	107

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Edge MSCI Intl Size Factor ETF

Period Covered: June 16, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.38%
Greater than 1.5% and Less than 2.0%	14	5.30
Greater than 1.0% and Less than 1.5%	38	14.39
Greater than 0.5% and Less than 1.0%	76	28.79
Between 0.5% and –0.5%	122	46.21
Less than –0.5% and Greater than –1.0%	10	3.79
Less than –1.0% and Greater than –1.5%	3	1.14

	264	100.00%

iShares Edge MSCI Intl Value Factor ETF

Period Covered: June 16, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.38%
Greater than 2.0% and Less than 2.5%	1	0.38
Greater than 1.5% and Less than 2.0%	14	5.30
Greater than 1.0% and Less than 1.5%	25	9.47
Greater than 0.5% and Less than 1.0%	63	23.86
Between 0.5% and –0.5%	139	52.66
Less than –0.5% and Greater than –1.0%	13	4.92
Less than –1.0% and Greater than –1.5%	7	2.65
Less than –1.5% and Greater than –2.0%	1	0.38

	264	100.00%

iShares Edge MSCI USA Momentum Factor ETF

Period Covered: April 16, 2013 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	810	100.00%

iShares Edge MSCI USA Quality Factor ETF

Period Covered: July 16, 2013 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	747	100.00%

108	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Edge MSCI USA Size Factor ETF

Period Covered: April 16, 2013 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	810	100.00%

iShares Edge MSCI USA Value Factor ETF

Period Covered: April 16, 2013 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	810	100.00%

SUPPLEMENTAL INFORMATION	109

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 342 funds (as of July 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

110	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	111

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (51)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

112	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (45)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).

Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	113

Notes:

114	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-711-0716

JULY 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares Edge MSCI Multifactor Global ETF | ACWF | NYSE Arca
➢	iShares Edge MSCI Multifactor Intl ETF | INTF | NYSE Arca
➢	iShares Edge MSCI Multifactor Intl Small-Cap ETF | ISCF | NYSE Arca
➢	iShares Edge MSCI Multifactor USA ETF | LRGF | NYSE Arca
➢	iShares Edge MSCI Multifactor USA Small-Cap ETF | SMLF | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets declined modestly for the 12 months ended July 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.44% for the reporting period.

The modest overall decline in global stock markets masked significant volatility during the reporting period. Stocks fell during the first half of the reporting period amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

Central bank stimulus activity and a recovery in energy prices helped global equity markets reverse course after bottoming in mid-February 2016. The global equity market rally in the latter half of the reporting period was also driven by signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Late in the reporting period, market volatility increased following the “Brexit” referendum in the U.K., where an affirmative vote to leave the European Union led to a sharp decline in the British pound (which fell by 18% against the U.S. dollar for the reporting period) and increased expectations of an interest rate cut from the Bank of England.

Among developed markets, the U.S. was one of the few markets to advance, returning approximately 4% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first seven months of the year. Stable Fed monetary policy provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region were mixed. Australia and New Zealand posted positive returns for the reporting period, benefiting from improving economic growth. However, other markets in the region, including Japan and Singapore, fell during the reporting period. In particular, the Japanese equity market declined by nearly 20%, but a strong rally in the Japanese yen (which appreciated by 17% against the U.S. dollar) helped offset the overall market decline.

European stock markets declined by approximately 10% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Denmark performed best. In the U.K., the equity market advanced by about 4%, but the sharp decline in the British pound led to negative returns in U.S. dollar terms.

Emerging markets stocks declined by approximately 1% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil. Stock markets in Eastern Europe fell the most, primarily because of sharp declines in Greece, Poland, and the Czech Republic.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR GLOBAL ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.20)%	(2.11)%	(1.83)%	(2.20)%	(2.11)%	(1.83)%
Since Inception	(3.92)%	(3.53)%	(3.37)%	(4.91)%	(4.43)%	(4.21)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,104.50	$2.56	$1,000.00	$1,022.40	$2.46	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Edge MSCI Multifactor Global ETF (the “Fund”) (formerly the iShares FactorSelect MSCI Global ETF) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging market stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI ACWI Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -2.20%, net of fees, while the total return for the Index was -1.83%.

The Index declined for the reporting period and underperformed the broader market, as represented by the MSCI ACWI.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR GLOBAL ETF

The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Value refers to undervalued companies; quality refers to companies with consistent and stable earnings, healthy balance sheets, and strong fundamentals; momentum refers to stocks experiencing an upswing in price; and size refers to companies with a smaller market capitalization.

Of the four factors, value detracted from Index performance for the reporting period, while quality and size were the primary positive contributors. Net positive contribution from the target style factors was offset by country and industry tilts.

From a country perspective, the U.K. and China detracted the most from Index performance. An overweight allocation to both of these countries detracted from Index returns, although contributions from Chinese auto and technology companies helped to offset the decline elsewhere in China. An underweight allocation to the U.S., which advanced modestly in the broader market, detracted from Index performance relative to broader market.

From a sector standpoint, financials were the largest detractor from Index performance. An environment of low growth and central bank stimulus weighed on European banks’ performance, even before the U.K.‘s vote to leave the European Union. Although the Index’s underweight to banks contributed to returns relative to the broader market, an overweight allocation to insurance companies offset that gain. Consumer discretionary stocks detracted from performance amid slow economic growth and weak consumer confidence levels. Although the healthcare sector declined, the Index’s underweight allocation to large pharmaceutical companies contributed positively to Index performance for the reporting period.

Within the materials sector, the Index’s underweight allocation to gold and precious metals detracted from performance relative to the broader market as investors sought out metals as a safe haven against global uncertainty. Information technology stocks advanced modestly, helped by merger and acquisition activity within the semiconductor industry. However, an underweight allocation to software companies detracted from Index returns. The consumer staples sector contributed as these stocks were viewed as a safe haven in an uncertain environment.

ALLOCATION BY SECTOR

As of 7/31/16

Sector/Investment Type	Percentage of Total Investments*

Financials	15.50%
Health Care	15.04
Information Technology	14.52
Industrials	14.37
Consumer Discretionary	14.00
Consumer Staples	8.31
Materials	6.25
Energy	4.52
Utilities	4.10
Telecommunication Services	2.82
Investment Companies	0.57

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

United States	48.88%
Japan	8.61
United Kingdom	7.89
China	5.83
South Korea	4.72
Switzerland	4.03
France	1.70
Canada	1.70
Australia	1.65
South Africa	1.54

TOTAL	86.55%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR INTL ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(4.62)%	(5.16)%	(4.38)%	(4.62)%	(5.16)%	(4.38)%
Since Inception	(3.84)%	(3.85)%	(3.89)%	(4.82)%	(4.82)%	(4.86)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,058.70	$2.05	$1,000.00	$1,022.90	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Edge MSCI Multifactor Intl ETF (the “Fund”) (formerly the iShares FactorSelect MSCI International ETF) seeks to track the investment results of an index composed of global developed market large- and mid-capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints, as represented by the MSCI World ex USA Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -4.62%, net of fees, while the total return for the Index was -4.38%.

The Index declined for the reporting period while outpacing the broader market, as represented by the MSCI World ex-USA Index.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL ETF

The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Value refers to undervalued companies; quality refers to companies with consistent and stable earnings, healthy balance sheets, and strong fundamentals; momentum refers to stocks experiencing an upswing in price; and size refers to companies with a smaller market capitalization.

Of the four factors, quality and size were the primary contributors to Index returns, while value detracted from performance for the reporting period.

From a country standpoint, the U.K. was the largest detractor from the Index’s returns. During the reporting period, the U.K. economy stalled, and the U.K. voted to leave the European Union. The weak economy and political uncertainty during the reporting period weighed on the British pound, which meant negative returns for U.S. investors.

Japanese equities declined with the struggling Japanese economy, while the Japanese yen soared against the U.S. dollar during the reporting period. As a result, the Japanese stock market held its value in U.S. dollar terms as the rising Japanese yen buffered much of the decline in the underlying equity market. The Index’s modest overweight position in Japan contributed positively to Index performance relative to the broader market.

From a sector standpoint, financials were the largest detractor from the Index’s returns. However, an underweight allocation to large European banks helped Index performance relative to the broader market, as an environment of low growth and central bank stimulus weighed on European banks’ performance, even before the U.K.‘s vote to leave the European Union. Consumer discretionary stocks detracted from Index performance amid slow economic growth and weak consumer confidence levels during the reporting period. The healthcare sector declined, weighing on the Index’s return. The Index’s underweight allocation to large pharmaceutical companies helped the Index perform slightly better than the broader market. Information technology stocks contributed to Index performance, helped by merger and acquisition activity within the semiconductor industry.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	19.89%
Industrials	19.19
Consumer Discretionary	14.66
Materials	12.13
Consumer Staples	10.70
Health Care	7.65
Information Technology	7.25
Telecommunication Services	4.06
Energy	2.77
Utilities	1.70

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

Japan	25.91%
United Kingdom	21.20
Switzerland	13.50
France	6.32
Germany	4.96
Denmark	4.47
Australia	4.37
Canada	4.16
Netherlands	4.07
Hong Kong	3.34

TOTAL	92.31%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.48%	1.37%	2.89%	2.48%	1.37%	2.89%
Since Inception	2.89%	2.65%	3.18%	3.65%	3.35%	4.02%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,116.00	$3.16	$1,000.00	$1,021.90	$3.02	0.60%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Edge MSCI Multifactor Intl Small-Cap ETF (the “Fund”) (formerly the iShares FactorSelect MSCI Intl Small-Cap ETF) seeks to track the investment results of an index composed of global developed market small-capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints, as represented by the MSCI World ex USA Small Cap Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 2.48%, net of fees, while the total return for the Index was 2.89%.

The Index advanced for the reporting period and performed in line with the broader market, as represented by the MSCI World ex USA Small Cap Index.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Value refers to undervalued companies; quality refers to companies with consistent and stable earnings, healthy balance sheets, and strong fundamentals; momentum refers to stocks experiencing an upswing in price; and size refers to companies with a smaller market capitalization.

Of the four factors, quality was the primary contributor to Index performance for the reporting period. Size also contributed, while value was the primary detractor from Index performance.

From a country standpoint, Australia contributed the most to Index performance during the reporting period. Market volatility led investors toward gold as a safe haven, benefiting Australia’s mining industry and helping the economy exceed analysts’ expectations.

Japan was also a meaningful contributor to Index performance for the reporting period. Small-capitalization Japanese equities declined as the Japanese economy continued to struggle, while the Japanese yen soared against the U.S. dollar. As a result, the Japanese stock market held its value in U.S. dollar terms as the rising Japanese yen buffered much of the decline in the underlying equity market. The Index’s significant overweight allocation to Japan benefited Index performance.

The U.K. was the largest detractor from Index performance. During the reporting period, U.K. economic growth stalled, and the U.K. voted to leave the European Union. The weak economy and political uncertainty during the reporting period weighed on the British pound, which mean negative returns for U.S. investors.

Canada contributed to broader market results as the commodity-driven economy benefited from investors’ flight to gold and silver as safe haven investments. The Index’s underweight to Canada and the Canadian dollar relative to the broader market detracted from Index returns. However, an overweight allocation to the gold industry more broadly contributed to Index performance for the reporting period.

From a sector standpoint, materials, healthcare, and consumer staples contributed to Index returns. Consumer discretionary stocks detracted from Index performance amid slow economic growth and weak consumer confidence levels during the reporting period.

The financials sector detracted from Index performance for the reporting period. The Index’s overweight allocation to banks, which suffered from the U.K.‘s vote to leave the European Union and from low interest rates across Europe, and an underweight allocation to real estate companies, which rose amid investor demand for yield, both detracted from Index performance.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Consumer Discretionary	18.59%
Financials	17.32
Industrials	17.00
Information Technology	12.67
Health Care	12.23
Materials	10.10
Consumer Staples	8.17
Telecommunication Services	1.78
Utilities	1.39
Energy	0.75

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

Japan	33.94%
United Kingdom	17.10
Australia	9.25
Germany	6.01
Canada	5.32
Switzerland	4.99
Sweden	4.38
Hong Kong	2.70
Norway	2.45
Belgium	2.45

TOTAL	88.59%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR USA ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.92%	0.92%	1.25%	0.92%	0.92%	1.25%
Since Inception	1.07%	1.10%	1.41%	1.35%	1.39%	1.77%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,118.70	$1.58	$1,000.00	$1,023.40	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Edge MSCI Multifactor USA ETF (the “Fund”) (formerly the iShares FactorSelect MSCI USA ETF) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 0.92%, net of fees, while the total return for the Index was 1.25%.

The Index advanced for the reporting period but underperformed the broader market, as represented by the MSCI USA Index.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA ETF

The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Value refers to undervalued companies; quality refers to companies with consistent and stable earnings, healthy balance sheets, and strong fundamentals; momentum refers to stocks experiencing an upswing in price; and size refers to companies with a smaller market capitalization.

Of the four factors, size and quality were primary contributors to Index performance for the reporting period. Momentum had a small positive contribution, while value detracted significantly from Index performance. The net contribution of all four factors was flat. However, sector, industry, and security weighting differences between the Index and the broader market detracted meaningfully from Index performance.

From a sector standpoint, utilities, consumer staples, and telecommunication services all advanced, as all three groups are traditionally viewed as safe havens in uncertain and volatile environments. Industrials stocks also contributed to Index returns, driven in large part by gains in the aerospace and defense industry. Although information technology stocks delivered modest gains, the Index’s underweight allocation to the software industry, which outperformed in the broader market for the reporting period, detracted from Index performance.

Consumer discretionary stocks declined during the reporting period as consumer spending remained slow. Within the sector, the Index’s company selection among retailers detracted the most. The energy sector detracted due to a decline in oil prices during the reporting period. Materials and financials stocks also declined. Within the financials sector, the Index’s significant overweight allocation to insurance companies was the primary industry detractor from performance, as low interest rates flowed through to insurers’ bottom lines. An underweight to allocation to real estate companies also detracted from Index performance; in particular, real estate investment trusts benefited from investor demand for yield in an environment of low interest rates.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	17.87%
Health Care	17.72
Information Technology	17.16
Consumer Discretionary	14.42
Utilities	8.68
Industrials	5.71
Consumer Staples	5.39
Energy	4.96
Telecommunication Services	4.35
Materials	3.74

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/16

Security	Percentage of Total Investments*

AT&T Inc.	3.48%
Gilead Sciences Inc.	2.38
TJX Companies Inc. (The)	2.32
Accenture PLC Class A	2.20
General Motors Co.	2.20
American International Group Inc.	2.05
Aetna Inc.	2.05
Northrop Grumman Corp.	1.90
Hewlett Packard Enterprise Co.	1.86
Phillips 66	1.84

TOTAL	22.28%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.03%	2.99%	3.20%	3.03%	2.99%	3.20%
Since Inception	4.20%	4.20%	4.45%	5.32%	5.32%	5.62%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,145.60	$2.40	$1,000.00	$1,022.60	$2.26	0.45%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Edge MSCI Multifactor USA Small-Cap ETF (the “Fund”) (formerly the iShares FactorSelect MSCI USA Small-Cap ETF) seeks to track the investment results of an index composed of U.S. small-capitalization stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Small Cap Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 3.03%, net of fees, while the total return for the Index was 3.20%.

The Index advanced for the reporting period but underperformed the broader market, as represented by the MSCI USA Small Cap Index.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Value refers to undervalued companies; quality refers to companies with consistent and stable earnings, healthy balance sheets, and strong fundamentals; momentum refers to stocks experiencing an upswing in price; and size refers to companies with a smaller market capitalization.

Of the four factors, quality was the primary contributor to Index performance for the reporting period. Momentum and size both had small positive contributions, while value detracted from Index returns.

From a sector standpoint, information technology was the most significant contributor to Index performance for the reporting period, helped by merger and acquisition activity within the semiconductor industry. An overweight to the sector, particularly within the semiconductor industry, was the primary contributor to positive performance.

The utilities, materials, consumer staples, and telecommunication services sectors advanced during the reporting period. All four of these sectors are traditionally viewed as safe havens in uncertain and volatile environments. Industrials stocks also contributed to Index performance, led by gains in the building products and machinery industries.

Positioning within the financials sector detracted from Index performance during the reporting period. Primary detractors included the Index’s underweight allocation to real estate, which benefited from investor demand for yield in an environment of low interest rates, and the Index’s overweight allocation to banks.

The healthcare and energy sectors both declined for the reporting period. Within these sectors, the Index’s underweight allocations to biotechnology and oil & gas companies (which fell in line with oil prices) contributed to Index returns relative to the broader market. Consumer discretionary stocks declined as consumer spending remained slow. Within the sector, the Index’s security selection among retailers detracted the most.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	24.68%
Information Technology	20.89
Health Care	16.81
Consumer Discretionary	15.13
Industrials	10.19
Materials	3.92
Utilities	3.17
Consumer Staples	2.67
Telecommunication Services	1.66
Energy	0.88

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/16

Security	Percentage of Total Investments*

Computer Sciences Corp.	1.10%
Align Technology Inc.	1.08
Reinsurance Group of America Inc.	1.04
Reliance Steel & Aluminum Co.	0.95
VCA Inc.	0.87
Ingram Micro Inc. Class A	0.85
WellCare Health Plans Inc.	0.79
Endurance Specialty Holdings Ltd.	0.72
Manhattan Associates Inc.	0.71
Amsurg Corp.	0.68

TOTAL	8.79%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2016 and held through July 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR GLOBAL ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 97.55%

AUSTRALIA — 1.65%
Bendigo & Adelaide Bank Ltd.	800	$6,172
Cochlear Ltd.	114	11,500
Dexus Property Group	2,170	16,114
GPT Group (The)	3,758	16,024
Incitec Pivot Ltd.	3,354	7,316
Sonic Healthcare Ltd.	650	11,353
Treasury Wine Estates Ltd.	1,242	9,109

		77,588
BELGIUM — 0.75%
Ageas	304	10,231
Colruyt SA	128	7,141
Proximus SADP	252	7,866
Umicore SA	178	10,299

		35,537
BRAZIL — 0.67%
BB Seguridade Participacoes SA	1,400	13,054
Embraer SA	1,400	6,423
Raia Drogasil SA	600	12,303

		31,780
CANADA — 1.69%
Cameco Corp.	642	6,144
CCL Industries Inc. Class B	50	8,960
Constellation Software Inc./Canada	32	13,043
Dollarama Inc.	190	14,066
Magna International Inc. Class A	550	21,215
Metro Inc.	450	16,381

		79,809
CHINA — 5.81%
AAC Technologies Holdings Inc.	1,000	9,330
Agricultural Bank of China Ltd. Class H	40,000	14,691
China Communications Construction Co. Ltd. Class H	8,000	8,742
China Conch Venture Holdings Ltd.	5,000	9,562
China Construction Bank Corp. Class H	118,000	79,073
China Huishan Dairy Holdings Co. Ltd.[a]	12,000	4,717
China Resources Land Ltd.	4,000	9,938
China Telecom Corp. Ltd. Class H	28,000	13,784
CITIC Ltd.	8,000	12,083
Country Garden Holdings Co. Ltd.	24,000	9,773
Dongfeng Motor Group Co. Ltd. Class H	8,000	9,866
Fosun International Ltd.[a]	6,000	7,840
Geely Automobile Holdings Ltd.	10,000	6,572

Security	Shares	Value
Guangdong Investment Ltd.	8,000	$12,268
Hanergy Thin Film Power Group Ltd.[b]	2,659	—
Netease Inc.	120	24,512
New Oriental Education & Technology Group Inc. ADR	244	10,751
Sino Biopharmaceutical Ltd.	12,000	8,010
Sinopharm Group Co. Ltd. Class H	2,400	11,613
Zhuzhou CRRC Times Electric Co. Ltd. Class H	2,000	11,031

		274,156
DENMARK — 1.24%
Chr Hansen Holding A/S	180	11,328
Coloplast A/S Class B	190	14,911
Pandora A/S	162	21,092
Tryg A/S	200	3,732
William Demant Holding A/Sb	360	7,350

		58,413
FINLAND — 0.96%
Elisa OYJ	300	10,883
Kone OYJ Class B	398	20,157
UPM-Kymmene OYJ	692	14,261

		45,301
FRANCE — 1.69%
Atos SE	128	12,549
Renault SA	242	21,176
SCOR SE	278	8,125
Societe BIC SA	58	8,574
Thales SA	144	13,122
Valeo SA	318	16,322

		79,868
GERMANY — 1.34%
Hannover Rueck SE	96	9,825
HeidelbergCement AG	202	17,109
K+S AG Registered	300	6,268
METRO AG	252	8,110
Osram Licht AG	138	7,174
RTL Group SAb	70	5,968
United Internet AG Registered[c]	200	8,843

		63,297
HONG KONG — 1.11%
New World Development Co. Ltd.	12,000	13,948
Sino Land Co. Ltd.	4,000	7,134
Techtronic Industries Co. Ltd.	2,000	8,467
WH Group Ltd.[d]	10,000	7,874

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR GLOBAL ETF

July 31, 2016

Security	Shares	Value
Wheelock & Co. Ltd.	2,000	$10,709
Yue Yuen Industrial Holdings Ltd.	1,000	4,059

		52,191
HUNGARY — 0.11%
Richter Gedeon Nyrt	256	5,412

		5,412
INDONESIA — 0.20%
Matahari Department Store Tbk PT	6,200	9,431

		9,431
JAPAN — 8.58%
Alfresa Holdings Corp.	600	13,278
Amada Holdings Co. Ltd.	1,200	13,196
Brother Industries Ltd.	1,000	11,543
Casio Computer Co. Ltd.	600	8,647
Chiba Bank Ltd. (The)	2,000	9,699
Concordia Financial Group Ltd.[b]	2,800	12,136
Daito Trust Construction Co. Ltd.	200	33,546
Fukuoka Financial Group Inc.	2,000	7,728
ITOCHU Corp.	2,600	29,746
Japan Airlines Co. Ltd.	400	12,474
Koito Manufacturing Co. Ltd.	400	19,984
Konica Minolta Inc.	1,400	11,420
Kuraray Co. Ltd.	1,200	15,315
Marubeni Corp.	4,200	19,720
Mitsubishi Materials Corp.	2,000	5,308
Mitsubishi Motors Corp.	1,600	7,525
Mitsubishi Tanabe Pharma Corp.	800	15,019
Nippon Telegraph & Telephone Corp.	1,000	47,627
Nitori Holdings Co. Ltd.	200	24,862
Santen Pharmaceutical Co. Ltd.	800	13,403
Sekisui Chemical Co. Ltd.	1,000	14,724
Sohgo Security Services Co. Ltd.	200	9,953
T&D Holdings Inc.	1,400	14,569
Tokyo Electric Power Co. Holdings Inc.[b]	2,600	10,249
Tsuruha Holdings Inc.	200	22,833

		404,504
MALAYSIA — 0.22%
PPB Group Bhd	2,600	10,220

		10,220
MEXICO — 0.38%
Gruma SAB de CV Series B	600	8,636
Grupo Aeroportuario del Sureste SAB de CV Series B	600	9,227

		17,863

Security	Shares	Value
NETHERLANDS — 1.18%
Aegon NV	2,504	$10,209
Boskalis Westminster	140	5,144
Koninklijke Ahold Delhaize NV	11	251
Koninklijke Vopak NV	104	5,349
NN Group NV	424	11,439
RELX NV	1,278	23,116

		55,508
POLAND — 0.13%
Energa SA	1,070	2,676
Tauron Polska Energia SAb	4,662	3,686

		6,362
QATAR — 0.19%
Qatar Electricity & Water Co. QSC	146	8,981

		8,981
RUSSIA — 1.10%
Lukoil PJSC ADR	696	29,754
Surgutneftegas OJSC ADR	2,292	10,704
Tatneft PJSC ADR	398	11,243

		51,701
SINGAPORE — 0.23%
Golden Agri-Resources Ltd.	19,200	5,146
Singapore Exchange Ltd.	1,000	5,607

		10,753
SOUTH AFRICA — 1.54%
Brait SEb	865	7,785
Life Healthcare Group Holdings Ltd.	3,014	8,207
Mondi Ltd.	346	7,018
Mr. Price Group Ltd.	600	9,907
Netcare Ltd.	3,662	8,493
RMB Holdings Ltd.	2,504	11,235
Tiger Brands Ltd.	418	11,755
Truworths International Ltd.	1,248	8,036

		72,436
SOUTH KOREA — 3.92%
E-MART Inc.	24	3,503
Hana Financial Group Inc.	608	14,954
Hyundai Mobis Co. Ltd.	80	18,212
Hyundai Steel Co.	238	10,751
Kia Motors Corp.	450	16,933
Korea Electric Power Corp.	328	17,950
Korea Gas Corp.	202	7,628
Korea Zinc Co. Ltd.	26	11,814
KT&G Corp.	140	15,123

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR GLOBAL ETF

July 31, 2016

Security	Shares	Value
LG Corp.	200	$11,338
Lotte Chemical Corp.	32	8,670
NCsoft Corp.	36	8,067
POSCO	88	17,794
S-Oil Corp.	112	7,649
SK Innovation Co. Ltd.	112	14,598

		184,984
SPAIN — 0.09%
Zardoya Otis SA	456	4,477

		4,477
SWEDEN — 0.16%
Securitas AB Class B	464	7,656

		7,656
SWITZERLAND — 4.02%
Actelion Ltd. Registered	136	24,190
Aryzta AG	110	4,149
Baloise Holding AG Registered	65	7,344
EMS-Chemie Holding AG Registered	10	5,489
Galenica AG Registered	8	10,347
Geberit AG Registered	54	20,897
Kuehne + Nagel International AG Registered	82	11,539
Lonza Group AG Registered	82	15,501
Partners Group Holding AG	30	13,767
Schindler Holding AG Participation Certificates	34	6,540
Schindler Holding AG Registered	38	7,361
Sika AG Bearer	4	18,815
Swiss Life Holding AG Registered	40	9,168
Swiss Re AG	408	34,343

		189,450
TAIWAN — 1.38%
Catcher Technology Co. Ltd.	2,000	13,908
China Life Insurance Co. Ltd./Taiwan	12,480	10,301
Compal Electronics Inc.	14,000	8,793
Foxconn Technology Co. Ltd.	2,000	4,843
Novatek Microelectronics Corp.	2,000	7,017
Shin Kong Financial Holding Co. Ltd.	48,408	9,826
WPG Holdings Ltd.	8,000	10,175

		64,863
THAILAND — 0.11%
Bumrungrad Hospital PCL NVDR[a]	1,000	5,283

		5,283

Security	Shares	Value
TURKEY — 0.23%
Eregli Demir ve Celik Fabrikalari TAS	3,400	$5,162
Tupras Turkiye Petrol Rafinerileri AS	268	5,723

		10,885
UNITED ARAB EMIRATES — 0.30%
Emirates Telecommunications Group Co. PJSC	2,618	14,255

		14,255
UNITED KINGDOM — 7.86%
3i Group PLC	1,224	10,027
Admiral Group PLC	246	7,068
Auto Trader Group PLC[d]	1,618	7,963
BAE Systems PLC	4,070	28,856
Barratt Developments PLC	1,268	7,365
Berkeley Group Holdings PLC	172	6,127
Bunzl PLC	420	13,188
Carnival PLC	262	12,669
Croda International PLC	169	7,461
DCC PLC	122	10,925
Direct Line Insurance Group PLC	1,730	8,044
Dixons Carphone PLC	1,232	5,717
easyJet PLC	290	4,008
GKN PLC	1,750	6,724
Hargreaves Lansdown PLC	412	7,106
ICAP PLC	694	4,100
IMI PLC	342	4,868
Imperial Brands PLC	1,216	64,313
ITV PLC	4,820	12,543
J Sainsbury PLC[a]	1,566	4,664
Meggitt PLC	1,014	5,898
Mondi PLC	486	9,873
Persimmon PLC	370	8,287
Provident Financial PLC	246	8,848
RELX PLC	1,512	28,807
Sage Group PLC (The)	1,700	16,082
Segro PLC	1,240	7,293
Smith & Nephew PLC	1,124	18,550
Tate & Lyle PLC	752	7,219
Taylor Wimpey PLC	4,246	8,721
Travis Perkins PLC	310	6,421
William Hill PLC	1,104	4,689
Wm Morrison Supermarkets PLC	2,644	6,522

		370,946
UNITED STATES — 48.71%
Accenture PLC Class A	766	86,412

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR GLOBAL ETF

July 31, 2016

Security	Shares	Value
Acuity Brands Inc.	60	$15,746
Aetna Inc.	442	50,923
AGCO Corp.	110	5,298
Albemarle Corp.	152	12,794
Alleghany Corp.[b]	20	10,870
Alliant Energy Corp.	358	14,409
American Water Works Co. Inc.	274	22,627
Anthem Inc.	328	43,080
AO Smith Corp.	86	7,989
Arch Capital Group Ltd.[b]	162	11,766
Archer-Daniels-Midland Co.	770	34,712
Arrow Electronics Inc.[b]	122	8,112
Assurant Inc.	88	7,305
Atmos Energy Corp.	160	12,766
Autoliv Inc.	121	12,802
Avery Dennison Corp.	118	9,191
Avnet Inc.	172	7,069
Axis Capital Holdings Ltd.	122	6,781
Bed Bath & Beyond Inc.	210	9,440
Broadcom Ltd.	260	42,115
Broadridge Financial Solutions Inc.	136	9,204
Brown-Forman Corp. Class B	144	14,139
CA Inc.	362	12,543
Cardinal Health Inc.	416	34,778
CDK Global Inc.	182	10,518
Celanese Corp. Series A	194	12,303
CenturyLink Inc.	724	22,763
CH Robinson Worldwide Inc.	184	12,810
Church & Dwight Co. Inc.	124	12,182
Cigna Corp.	330	42,557
Cintas Corp.	110	11,800
Corning Inc.	1,390	30,886
Delphi Automotive PLC	348	23,601
Delta Air Lines Inc.	208	8,060
DENTSPLY SIRONA Inc.	284	18,187
Dick’s Sporting Goods Inc.	138	7,078
Dr Pepper Snapple Group Inc.	255	25,120
Eaton Vance Corp. NVS	148	5,596
Edwards Lifesciences Corp.[b]	268	30,691
Equifax Inc.	152	20,134
Expeditors International of Washington Inc.	274	13,544
F5 Networks Inc.[b]	98	12,095
Fastenal Co.	348	14,877
Flextronics International Ltd.[b]	728	9,224
FNF Group	314	11,828

Security	Shares	Value
Foot Locker Inc.	204	$12,162
Gap Inc. (The)	302	7,789
Genuine Parts Co.	156	15,949
Gilead Sciences Inc.	1,250	99,337
Global Payments Inc.	178	13,289
Goodyear Tire & Rubber Co. (The)	342	9,805
Hartford Financial Services Group Inc. (The)	511	20,363
Hasbro Inc.	152	12,347
Henry Schein Inc.[b]	106	19,184
Hewlett Packard Enterprise Co.	2,150	45,193
HollyFrontier Corp.	238	6,050
Hormel Foods Corp.	422	15,762
Humana Inc.	182	31,404
Ingredion Inc.	96	12,791
International Flavors & Fragrances Inc.	114	15,190
Intuit Inc.	208	23,086
Jacobs Engineering Group Inc.[b]	146	7,814
JB Hunt Transport Services Inc.	126	10,474
Jones Lang LaSalle Inc.	70	7,663
Juniper Networks Inc.	456	10,347
Laboratory Corp. of America Holdings[b]	126	17,585
Lear Corp.	92	10,437
Leggett & Platt Inc.	218	11,460
Lincoln National Corp.	326	14,236
Linear Technology Corp.	312	18,717
lululemon athletica Inc.[b]	148	11,492
LyondellBasell Industries NV Class A	476	35,824
Mallinckrodt PLC[b]	146	9,832
ManpowerGroup Inc.	100	6,940
Marathon Petroleum Corp.	704	27,731
Marvell Technology Group Ltd.	638	7,497
McCormick & Co. Inc./MD	168	17,178
MEDNAX Inc.[b]	132	9,096
Mettler-Toledo International Inc.[b]	36	14,804
Michael Kors Holdings Ltd.[b]	234	12,102
MSCI Inc.	118	10,153
Nasdaq Inc.	148	10,472
Northrop Grumman Corp.	218	47,225
NVIDIA Corp.	686	39,171
O’Reilly Automotive Inc.[b]	120	34,876
Omnicom Group Inc.	282	23,206
Patterson Companies Inc.	104	5,133
Paychex Inc.	410	24,305
People’s United Financial Inc.	382	5,791
Phillips 66	578	43,963

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR GLOBAL ETF

July 31, 2016

Security	Shares	Value
Pinnacle West Capital Corp.	166	$13,092
Polaris Industries Inc.	80	7,900
Progressive Corp. (The)	700	22,757
Public Service Enterprise Group Inc.	628	28,894
Qorvo Inc.[b]	186	11,761
Quest Diagnostics Inc.	182	15,718
Raymond James Financial Inc.	160	8,784
ResMed Inc.	176	12,123
Robert Half International Inc.	172	6,285
Rockwell Automation Inc.	170	19,448
Rockwell Collins Inc.	172	14,555
Ross Stores Inc.	528	32,646
SCANA Corp.	218	16,337
SEI Investments Co.	178	8,010
Skyworks Solutions Inc.	264	17,429
Snap-on Inc.	74	11,631
Southwest Airlines Co.	222	8,216
Staples Inc.	806	7,488
Synopsys Inc.[b]	196	10,615
Tesoro Corp.	156	11,879
Torchmark Corp.	162	10,023
Total System Services Inc.	242	12,323
Tractor Supply Co.	172	15,764
Tyson Foods Inc. Class A	394	28,998
UGI Corp.	218	9,867
Ulta Salon Cosmetics & Fragrance Inc.[b]	82	21,419
United Continental Holdings Inc.[b]	102	4,783
United Therapeutics Corp.[b]	70	8,471
Universal Health Services Inc. Class B	116	15,025
Unum Group	318	10,624
Valero Energy Corp.	608	31,786
Valspar Corp. (The)	90	9,582
Varian Medical Systems Inc.[b]	108	10,232
WABCO Holdings Inc.[b]	80	8,022
Wabtec Corp./DE	122	8,357
Waters Corp.[b]	104	16,529
Westar Energy Inc.	206	11,447
Western Union Co. (The)	566	11,320
WR Berkley Corp.	136	7,914
Xerox Corp.	1,144	11,783
XL Group Ltd.	370	12,806
Xylem Inc./NY	230	10,996

		2,297,589

TOTAL COMMON STOCKS
(Cost: $4,613,205)		4,601,499

Security	Shares	Value
PREFERRED STOCKS — 1.53%

BRAZIL — 0.75%
Itausa-Investimentos Itau SA	7,739	$20,015
Telefonica Brasil SA	1,000	15,230

		35,245
SOUTH KOREA — 0.78%
Hyundai Motor Co. Series 2	83	7,447
Samsung Electronics Co. Ltd.	26	29,362

		36,809

TOTAL PREFERRED STOCKS
(Cost: $61,322)		72,054

RIGHTS — 0.01%

SPAIN — 0.01%
Zardoya Otis SAb	456	184

		184

TOTAL RIGHTS
(Cost: $210)		184

INVESTMENT COMPANIES — 0.56%

INDIA — 0.56%
iShares MSCI India ETF[e]	900	26,595

		26,595

TOTAL INVESTMENT COMPANIES
(Cost: $23,785)		26,595

SHORT-TERM INVESTMENTS — 0.47%

MONEY MARKET FUNDS — 0.47%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[f,g,h]	19,810	19,810
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[f,g,h]	1,095	1,095
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[f,g]	1,416	1,416

		22,321

TOTAL SHORT-TERM INVESTMENTS
(Cost: $22,321)		22,321

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR GLOBAL ETF

July 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 100.12%
(Cost: $4,720,843)[i]	$4,722,653
Other Assets, Less Liabilities — (0.12)%	(5,736)

NET ASSETS — 100.00%	$4,716,917

ADR  —  American Depositary Receipts

NVS  —  Non-Voting Shares

NVDR  —  Non-Voting Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Schedule 1.
[f]	Affiliated money market fund.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments for federal income tax purposes was $4,732,850. Net unrealized depreciation was $10,197, of which $345,760 represented gross unrealized appreciation on securities and $355,957 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI India ETF	875	880	(855)	900	$26,595	$482	$(2,295)

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3		Total
Investments:
Assets:
Common stocks	$4,601,499	$—	$0	[a]	$4,601,499
Preferred stocks	72,054	—	—		72,054
Rights	184	—	—		184
Investment companies	26,595	—	—		26,595
Money market funds	22,321	—	—		22,321

Total	$4,722,653	$—	$0	[a]	$4,722,653

[a]	Rounds to less than $1.

See notes to financial statements.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR INTL ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.50%

AUSTRALIA — 4.36%
Bendigo & Adelaide Bank Ltd.	39,445	$304,299
Cochlear Ltd.	4,900	494,319
Dexus Property Group	81,487	605,097
Domino’s Pizza Enterprises Ltd.	5,292	302,468
Flight Centre Travel Group Ltd.	4,655	113,889
GPT Group (The)	161,210	687,380
Harvey Norman Holdings Ltd.	47,775	175,747
Incitec Pivot Ltd.	144,991	316,275
LendLease Group	48,461	493,928
Platinum Asset Management Ltd.	20,923	96,369
Qantas Airways Ltd.	50,228	120,636
REA Group Ltd.	4,508	223,635
TPG Telecom Ltd.	29,155	284,303
Treasury Wine Estates Ltd.	63,602	466,488
Vocus Communications Ltd.	43,166	292,978

		4,977,811
BELGIUM — 1.61%
Ageas	17,591	592,003
Colruyt SA	6,027	336,243
Proximus SADP	13,622	425,224
Umicore SA	8,330	481,960

		1,835,430
CANADA — 4.15%
Cameco Corp.	34,006	325,444
CCL Industries Inc. Class B	2,401	430,285
Constellation Software Inc./Canada	1,617	659,063
Empire Co. Ltd. Class A	13,720	218,838
Industrial Alliance Insurance & Financial Services Inc.	8,869	289,048
Jean Coutu Group PJC Inc. (The) Class A	7,056	102,319
Keyera Corp.	15,827	454,888
Linamar Corp.	4,214	167,487
Magna International Inc. Class A	34,692	1,338,145
Metro Inc.	20,825	758,071

		4,743,588
DENMARK — 4.46%
Chr Hansen Holding A/S	8,575	539,656
Coloplast A/S Class B	10,486	822,932
DSV A/S	17,059	759,665
Genmab A/Sa	4,891	886,806
Pandora A/S	10,053	1,308,872

Security	Shares	Value
TDC A/S	69,691	$366,924
Tryg A/S	10,094	188,330
William Demant Holding A/Sa	10,829	221,092

		5,094,277
FINLAND — 2.84%
Elisa OYJ	12,642	458,602
Kone OYJ Class B	11,809	598,073
Neste OYJ	11,319	428,709
Orion OYJ Class B	9,065	371,316
Stora Enso OYJ Class R	47,677	432,916
UPM-Kymmene OYJ	46,327	954,770

		3,244,386
FRANCE — 6.30%
Atos SE	7,742	759,003
AXA SA	52,724	1,074,816
Capgemini SA	4,557	437,990
CNP Assurances	15,386	235,112
Renault SA	16,695	1,460,864
SCOR SE	14,406	421,022
Societe BIC SA	2,597	383,921
Technip SA	9,261	517,029
Thales SA	9,212	839,455
Valeo SA	20,836	1,069,464

		7,198,676
GERMANY — 4.72%
Covestro AGb	6,208	290,041
Deutsche Lufthansa AG Registered	20,874	248,129
Hannover Rueck SE	5,364	548,964
HeidelbergCement AG	12,310	1,042,611
Infineon Technologies AG	94,396	1,562,264
K+S AG Registered	16,611	347,079
METRO AG	15,533	499,903
Osram Licht AG	7,728	401,759
United Internet AG Registered[c]	10,339	457,145

		5,397,895
HONG KONG — 3.34%
HK Electric Investments & HK Electric Investments Ltd.[b]	245,000	234,583
Hysan Development Co. Ltd.	49,000	225,427
Kerry Properties Ltd.	49,000	133,867
New World Development Co. Ltd.	490,000	569,565
NWS Holdings Ltd.	147,000	240,203
Sino Land Co. Ltd.	294,000	524,354
WH Group Ltd.[b]	490,000	385,814

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL ETF

July 31, 2016

Security	Shares	Value
Wharf Holdings Ltd. (The)	98,000	$675,017
Wheelock & Co. Ltd.	98,000	524,733
Yue Yuen Industrial Holdings Ltd.	73,500	298,359

		3,811,922
IRELAND — 0.15%
Ryanair Holdings PLC ADR	2,452	173,528

		173,528
ISRAEL — 1.08%
Bank Hapoalim BM	92,806	474,330
Bank Leumi le-Israel BMa	120,491	434,683
Mizrahi Tefahot Bank Ltd.	12,348	150,778
Taro Pharmaceutical Industries Ltd.[a,d]	1,274	178,309

		1,238,100
ITALY — 0.16%
UnipolSai SpA	108,339	181,725

		181,725
JAPAN — 25.84%
Alfresa Holdings Corp.	19,600	433,749
Amada Holdings Co. Ltd.	29,400	323,304
Aozora Bank Ltd.	98,000	362,414
Bank of Kyoto Ltd. (The)	49,000	334,205
Brother Industries Ltd.	19,600	226,246
Casio Computer Co. Ltd.	9,800	141,236
Chiba Bank Ltd. (The)	49,000	237,625
Chugoku Bank Ltd. (The)	14,700	167,676
Daicel Corp.	26,100	296,437
Daito Trust Construction Co. Ltd.	4,900	821,886
FamilyMart Co. Ltd.	4,900	289,740
Fuji Heavy Industries Ltd.	49,000	1,919,647
Fukuoka Financial Group Inc.	49,000	189,335
Hachijuni Bank Ltd. (The)	39,200	185,510
Hino Motors Ltd.	19,600	208,268
Hiroshima Bank Ltd. (The)	49,000	179,773
Hitachi Chemical Co. Ltd.	9,800	206,930
Hitachi High-Technologies Corp.	4,900	168,776
Hitachi Metals Ltd.	19,600	220,508
Idemitsu Kosan Co. Ltd.	9,800	191,821
Iida Group Holdings Co. Ltd.	14,700	294,617
ITOCHU Corp.	132,300	1,513,604
Iyo Bank Ltd. (The)	24,500	159,931
Japan Airlines Co. Ltd.	9,800	305,613
Joyo Bank Ltd. (The)	49,000	193,638
JSR Corp.	19,600	270,615
JX Holdings Inc.	186,200	704,757

Security	Shares	Value
Kakaku.com Inc.	14,700	$307,239
Kamigumi Co. Ltd.	11,000	99,819
Koito Manufacturing Co. Ltd.	9,800	489,594
Konami Holdings Corp.	9,800	381,539
Konica Minolta Inc.	39,200	319,766
Kose Corp.	2,500	233,693
Kuraray Co. Ltd.	34,300	437,765
Kyushu Financial Group Inc.	34,300	191,439
Marubeni Corp.	142,100	667,205
Maruichi Steel Tube Ltd.	4,900	182,163
Medipal Holdings Corp.	9,800	161,795
Miraca Holdings Inc.	4,900	239,537
Mitsubishi Chemical Holdings Corp.	122,500	672,235
Mitsubishi Gas Chemical Co. Inc.	49,000	282,090
Mitsubishi Materials Corp.	98,000	260,097
Mitsubishi Motors Corp.	58,800	276,544
Mixi Inc.	4,900	176,426
Nexon Co. Ltd.	14,700	220,891
NH Foods Ltd.	7,000	170,962
NHK Spring Co. Ltd.	19,600	173,653
Nippon Electric Glass Co. Ltd.	49,000	224,716
Nippon Telegraph & Telephone Corp.	58,800	2,800,437
Nisshin Seifun Group Inc.	19,600	324,547
NOK Corp.	9,800	189,431
Obic Co. Ltd.	4,900	288,306
Oji Holdings Corp.	84,000	352,442
Oracle Corp. Japan	4,900	299,302
Osaka Gas Co. Ltd.	190,000	771,606
Otsuka Corp.	4,900	252,925
Park24 Co. Ltd.	9,800	333,727
Ryohin Keikaku Co. Ltd.	1,000	223,740
Santen Pharmaceutical Co. Ltd.	34,300	574,651
Sekisui Chemical Co. Ltd.	39,200	577,185
Shimamura Co. Ltd.	200	29,351
Sohgo Security Services Co. Ltd.	4,900	243,841
Stanley Electric Co. Ltd.	14,700	361,314
Start Today Co. Ltd.	4,900	234,278
Sumitomo Heavy Industries Ltd.	49,000	236,191
Sumitomo Rubber Industries Ltd.	14,700	209,990
Sundrug Co. Ltd.	4,900	426,960
Suzuken Co. Ltd./Aichi Japan	4,900	157,779
Takashimaya Co. Ltd.	49,000	374,367
Teijin Ltd.	98,000	371,976
Toho Gas Co. Ltd.	49,000	433,654
Tokyo Electric Power Co. Holdings Inc.[a]	127,400	502,216

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL ETF

July 31, 2016

Security	Shares	Value
Toppan Printing Co. Ltd.	49,000	$436,044
Toyo Suisan Kaisha Ltd.	9,800	437,957
Toyoda Gosei Co. Ltd.	4,900	107,911
Tsuruha Holdings Inc.	4,900	559,399
Yamada Denki Co. Ltd.	58,800	310,968
Yokogawa Electric Corp.	19,600	256,463
Yokohama Rubber Co. Ltd. (The)	9,800	133,491

		29,529,478
NETHERLANDS — 4.05%
Aegon NV	158,515	646,288
Boskalis Westminster	7,791	286,286
Koninklijke Ahold Delhaize NV	110,754	2,645,451
Koninklijke Vopak NV	6,125	314,999
NN Group NV	27,440	740,271

		4,633,295
NORWAY — 0.06%
Yara International ASA	2,058	67,021

		67,021
SINGAPORE — 0.73%
Golden Agri-Resources Ltd.	597,800	160,232
Singapore Exchange Ltd.	69,800	391,329
UOL Group Ltd.	44,100	189,455
Yangzijiang Shipbuilding Holdings Ltd.	151,900	98,394

		839,410
SPAIN — 0.19%
Zardoya Otis SA	21,661	212,673

		212,673
SWEDEN — 0.85%
Boliden AB	23,667	521,964
Securitas AB Class B	27,097	447,097

		969,061
SWITZERLAND — 13.47%
Actelion Ltd. Registered	8,869	1,577,506
Adecco Group AG Registered	14,259	784,913
Aryzta AG	7,448	280,904
Baloise Holding AG Registered	4,361	492,753
EMS-Chemie Holding AG Registered	686	376,556
Galenica AG Registered	346	447,514
Geberit AG Registered	3,283	1,270,466
Givaudan SA Registered	588	1,211,957
Kuehne + Nagel International AG Registered	5,047	710,220
Lonza Group AG Registered	4,557	861,466
Partners Group Holding AG	1,568	719,549

Security	Shares	Value
Schindler Holding AG Participation Certificates	3,773	$725,750
Schindler Holding AG Registered	1,813	351,175
SGS SA Registered	490	1,087,537
Sika AG Bearer	196	921,947
Swiss Life Holding AG Registered	2,793	640,126
Swiss Prime Site AG Registered	5,793	533,775
Swiss Re AG	28,469	2,396,351

		15,390,465
UNITED KINGDOM — 21.14%
3i Group PLC	82,590	676,570
Admiral Group PLC	18,310	526,073
Auto Trader Group PLC[b]	80,531	396,356
BAE Systems PLC	275,331	1,952,075
Barratt Developments PLC	86,436	502,080
Berkeley Group Holdings PLC	11,270	401,462
Bunzl PLC	29,287	919,615
Cobham PLC	147,804	335,766
Croda International PLC	11,481	506,841
DCC PLC	7,679	687,680
Direct Line Insurance Group PLC	119,689	556,507
Dixons Carphone PLC	85,747	397,893
easyJet PLC	14,161	195,724
GKN PLC	148,538	570,737
Hargreaves Lansdown PLC	22,153	382,069
ICAP PLC	48,101	284,194
IMI PLC	23,837	339,271
Imperial Brands PLC	50,651	2,678,878
Investec PLC	29,431	175,645
ITV PLC	316,932	824,750
J Sainsbury PLC	113,876	339,126
Meggitt PLC	66,849	388,838
Mondi PLC	31,883	647,665
Persimmon PLC	26,691	597,833
Petrofac Ltd.	22,050	218,251
Provident Financial PLC	12,725	457,685
Randgold Resources Ltd.	7,761	914,505
RELX PLC	96,755	1,843,425
Sage Group PLC (The)	92,300	873,145
Segro PLC	68,894	405,215
Smith & Nephew PLC	78,005	1,287,341
Smiths Group PLC	34,421	577,201
Tate & Lyle PLC	42,467	407,652
Taylor Wimpey PLC	281,361	577,902
Travis Perkins PLC	21,364	442,494

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL ETF

July 31, 2016

Security	Shares	Value
William Hill PLC	77,616	$329,659
Wm Morrison Supermarkets PLC	188,944	466,100
Wolseley PLC	1,372	76,671

		24,160,894

TOTAL COMMON STOCKS
(Cost: $114,985,374)		113,699,635

PREFERRED STOCKS — 0.23%

GERMANY — 0.23%
Fuchs Petrolub SE	6,174	260,595

		260,595

TOTAL PREFERRED STOCKS
(Cost: $273,013)		260,595

RIGHTS — 0.01%

SPAIN — 0.01%
Zardoya Otis SAa	20,777	8,364

		8,364

TOTAL RIGHTS
(Cost: $8,836)		8,364

SHORT-TERM INVESTMENTS — 0.19%

MONEY MARKET FUNDS — 0.19%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[e,f,g]	168,824	168,824
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[e,f,g]	9,328	9,328

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[e,f]	39,831	$39,831

		217,983

TOTAL SHORT-TERM INVESTMENTS
(Cost: $217,983)		217,983

TOTAL INVESTMENTS IN SECURITIES — 99.93%
(Cost: $115,485,206)[h]		114,186,577
Other Assets, Less Liabilities — 0.07%		82,426

NET ASSETS — 100.00%		$114,269,003

ADR  —  American Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	All or a portion of this security represents a security on loan. See Note 1.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $116,115,649. Net unrealized depreciation was $1,929,072, of which $4,962,090 represented gross unrealized appreciation on securities and $6,891,162 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$113,460,098	$239,537	$—	$113,699,635
Preferred stocks	260,595	—	—	260,595
Rights	8,364	—	—	8,364
Money market funds	217,983	—	—	217,983

Total	$113,947,040	$239,537	$—	$114,186,577

See notes to financial statements.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.08%

AUSTRALIA — 9.24%
360 Capital Industrial Fund	1,714	$3,541
Altium Ltd.	1,304	7,265
APN Outdoor Group Ltd.	1,873	11,474
ARB Corp. Ltd.	704	9,712
Austal Ltd.	3,442	3,035
Australian Pharmaceutical Industries Ltd.	4,170	6,085
Bapcor Ltd.	2,768	12,034
Bellamy’s Australia Ltd.[a]	810	7,271
Blackmores Ltd.[a]	145	17,318
BlueScope Steel Ltd.	6,215	39,915
Cabcharge Australia Ltd.	1,216	3,660
Cedar Woods Properties Ltd.	682	2,395
Corporate Travel Management Ltd.	612	7,266
Credit Corp. Group Ltd.	484	4,896
DSHE Holdings Ltd.[a]	5,798	—
Energy World Corp. Ltd.[a,b]	8,620	1,834
ERM Power Ltd.	1,818	1,409
Gateway Lifestyle	3,568	7,783
GDI Property Group	5,788	4,333
Genworth Mortgage Insurance Australia Ltd.	3,161	7,063
Hansen Technologies Ltd.	1,378	4,346
IDP Education Ltd.[b]	1,336	4,366
IPH Ltd.	1,044	5,324
Japara Healthcare Ltd.	2,740	5,394
JB Hi-Fi Ltd.	1,212	23,895
Magellan Financial Group Ltd.	1,408	24,442
McMillan Shakespeare Ltd.	774	8,295
Metals X Ltd.	2,920	3,629
Metcash Ltd.[b]	10,256	16,837
Myer Holdings Ltd.	8,564	8,690
Northern Star Resources Ltd.	6,724	26,933
oOh!media Ltd.	1,387	5,830
OZ Minerals Ltd.	3,212	15,600
OzForex Group Ltd.	2,682	5,076
Primary Health Care Ltd.	5,900	18,341
Programmed Maintenance Services Ltd.	2,798	4,381
RCG Corp. Ltd.	3,120	4,434
Regis Healthcare Ltd.	1,664	6,526
Regis Resources Ltd.	5,241	16,053
Saracen Mineral Holdings Ltd.[b]	7,766	10,123
SG Fleet Group Ltd.	1,330	4,054

Security	Shares	Value
Shopping Centres Australasia Property Group	8,054	$14,630
Sigma Pharmaceuticals Ltd.	12,862	12,660
Sirtex Medical Ltd.	685	16,384
St. Barbara Ltd.[b]	5,882	13,457
Tassal Group Ltd.	1,620	5,073
Technology One Ltd.	2,756	11,940
TFS Corp. Ltd.	3,926	4,864
Tox Free Solutions Ltd.	1,524	3,069
Virtus Health Ltd.	622	3,654

		466,589
AUSTRIA — 0.56%
ams AG	726	24,151
Austria Technologie & Systemtechnik AG	340	4,032

		28,183
BELGIUM — 2.44%
AGFA-Gevaert NVb	2,206	7,973
Barco NV	118	9,082
Econocom Group SA/NV	648	8,489
Elia System Operator SA/NV	330	17,589
EVS Broadcast Equipment SA	150	5,064
Gimv NV	194	10,539
Intervest Offices & Warehouses NV	152	4,325
Ion Beam Applications	238	11,221
Kinepolis Group NV	178	7,956
Melexis NV	252	16,550
Orange Belgium SAb	348	8,437
Tessenderlo Chemie NVb	328	11,154
Van de Velde NV	68	4,958

		123,337
CANADA — 5.31%
Bird Construction Inc.	522	5,392
Canam Group Inc.	390	3,143
Canfor Pulp Products Inc.	396	3,167
China Gold International Resources Corp. Ltd.[b]	3,364	6,372
CT REIT	300	3,497
DIRTT Environmental Solutions[b]	984	4,263
Endeavour Mining Corp.[a,b]	710	13,813
Evertz Technologies Ltd.	338	4,583
Exco Technologies Ltd.	354	3,420
Fortuna Silver Mines Inc.[b]	1,390	12,130
Gluskin Sheff + Associates Inc.	368	5,012
Guyana Goldfields Inc.[b]	1,767	11,382
Intertape Polymer Group Inc.	660	10,664

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Kinaxis Inc.[b]	190	$9,003
Kirkland Lake Gold Inc.[b]	916	7,832
Klondex Mines Ltd.[b]	1,586	7,492
Knight Therapeutics Inc.[b]	1,159	7,546
Logistec Corp. Class B	84	2,222
Lucara Diamond Corp.	3,236	10,000
Magellan Aerospace Corp.	168	2,253
Martinrea International Inc.	1,166	7,788
Medical Facilities Corp.	294	4,870
Milestone Apartments REIT	420	6,741
MTY Food Group Inc.	192	6,010
New Flyer Industries Inc.	500	15,893
OceanaGold Corp.	6,696	24,236
Premium Brands Holdings Corp.	266	11,490
Richmont Mines Inc.[b]	618	6,886
Rogers Sugar Inc.	982	4,676
Spin Master Corp.[b,c]	248	5,097
Stornoway Diamond Corp.[b]	3,812	3,274
TransAlta Renewables Inc.	1,062	11,475
Uranium Participation Corp.[b]	1,610	4,951
Valener Inc.	510	8,823
Western Forest Products Inc.	4,554	7,473
Yellow Pages Ltd./Canada[b]	363	5,253

		268,122
DENMARK — 2.33%
ALK-Abello A/S	68	9,722
Alm Brand A/S	936	6,347
Ambu A/S Class B	314	13,360
Dfds A/S	366	16,733
IC Group A/S	134	3,374
NNIT A/Sc	175	7,222
Per Aarsleff Holding A/S	256	6,004
Royal Unibrew A/S	502	23,095
Schouw & Co.	122	7,080
SimCorp A/S	480	24,854

		117,791
FINLAND — 0.20%
Atria OYJ	166	1,661
F-Secure OYJ	1,014	3,277
HKScan OYJ Class A	316	1,120
Ponsse OYJ	138	4,090

		10,148
FRANCE — 1.53%
ABC Arbitrage	484	3,285
Altamir Amboise SCA	264	3,011

Security	Shares	Value
Assystem	108	$2,970
Axway Software SA	84	2,301
Boiron SA	66	6,118
Bonduelle SCA	170	4,393
Cegid Group SA	58	3,973
Cie. des Alpes	118	2,342
Groupe Crit	32	2,147
Groupe Fnac SAb	110	6,776
Guerbet	70	4,718
MGI Coutier	120	2,778
Oeneo SA	306	2,837
Sartorius Stedim Biotech	286	20,302
Synergie SA	84	2,790
Trigano SA	114	6,754

		77,495
GERMANY — 5.27%
ADO Properties SAc	278	11,324
ADVA Optical Networking SEb	558	4,998
Amadeus Fire AG	58	4,424
AURELIUS Equity Opportunities SE & Co KGaA	274	16,696
Bechtle AG	178	20,582
Bijou Brigitte AG	50	3,223
CANCOM SE	174	8,990
Cewe Stiftung & Co. KGAA	60	4,744
Deutsche Beteiligungs AG	112	3,547
Dialog Semiconductor PLC[b]	866	28,369
Freenet AG	1,373	38,330
Gesco AG	46	3,590
GFT Technologies SE	204	4,672
Grammer AG	112	5,385
Grand City Properties SA	1,208	26,882
Hypoport AGb	32	3,471
Jenoptik AG	522	8,943
Koenig & Bauer AGb	142	7,858
Nemetschek SE	192	12,079
PATRIZIA Immobilien AGb	464	11,716
STRATEC Biomedical AG	54	3,098
TLG Immobilien AG	800	17,919
WCM Beteiligungs & Grundbesitz-AGb	1,112	3,852
Wuestenrot & Wuerttembergische AG	240	4,701
XING AG	34	6,789

		266,182
HONG KONG — 2.70%
Citic Telecom International Holdings Ltd.	18,000	6,773

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
CSI Properties Ltd.[a]	80,000	$3,041
Dah Sing Financial Holdings Ltd.	1,600	10,722
Emperor Entertainment Hotel Ltd.	10,000	2,307
Emperor International Holdings Ltd.[a]	12,000	2,737
Enerchina Holdings Ltd.[b]	60,000	2,513
G-Resources Group Ltd.	240,000	4,206
Great Eagle Holdings Ltd.	2,000	9,034
Hutchison Telecommunications Hong Kong Holdings Ltd.	16,000	5,856
IT Ltd.	8,000	2,443
Kowloon Development Co. Ltd.[a]	4,000	3,706
Lai Sun Development Co. Ltd.[a]	120,000	2,165
Liu Chong Hing Investment Ltd.[a]	4,000	4,980
Man Wah Holdings Ltd.[a]	16,000	11,670
NewOcean Energy Holdings Ltd.	12,000	3,572
Pacific Textiles Holdings Ltd.	8,000	11,340
Playmates Toys Ltd.	8,000	1,516
Prosperity REIT	14,000	6,242
Regina Miracle International Holdings Ltd.[a,b,c]	4,000	4,392
Samson Holding Ltd.	14,000	1,498
Shun Tak Holdings Ltd.	20,000	6,469
SITC International Holdings Co. Ltd.	14,000	8,281
Sitoy Group Holdings Ltd.	4,000	1,309
SmarTone Telecommunications Holdings Ltd.[a]	4,000	7,124
SUNeVision Holdings Ltd.	8,000	3,206
Sunlight REIT	12,000	7,330
VST Holdings Ltd.	8,000	1,907

		136,339
IRELAND — 0.45%
Hibernia REIT PLC	8,000	12,167
Irish Continental Group PLC	1,500	7,917
Irish Residential Properties REIT PLC	2,142	2,707

		22,791
ISRAEL — 0.98%
Delek Automotive Systems Ltd.	456	4,044
IDI Insurance Co. Ltd.	66	3,248
Ituran Location and Control Ltd.	248	5,942
Matrix IT Ltd.	478	3,321
Orbotech Ltd.[b]	505	14,408
Plus500 Ltd.	736	7,231
REIT 1 Ltd.	2,148	6,870
Sapiens International Corp. NV	344	4,449

		49,513

Security	Shares	Value
ITALY — 1.69%
Ascopiave SpA	816	$2,573
Biesse SpA	164	2,298
Danieli & C Officine Meccaniche SpA	164	3,233
Danieli & C Officine Meccaniche SpA RSP	366	5,423
Datalogic SpA	254	4,584
DiaSorin SpA	228	14,354
Esprinet SpA	334	2,086
La Doria SpA	164	2,179
Moleskine SpA	1,262	3,063
Recordati SpA	1,092	35,425
Reply SpA	54	7,729
Vittoria Assicurazioni SpA	220	2,251

		85,198
JAPAN — 33.88%
Adastria Co. Ltd.	200	6,284
Ai Holdings Corp.	400	9,902
Aichi Steel Corp.	2,000	10,050
Akita Bank Ltd. (The)	2,000	6,537
Amano Corp.	800	13,028
Anicom Holdings Inc.	200	5,411
Aomori Bank Ltd. (The)	2,000	6,323
Arcland Sakamoto Co. Ltd.	400	4,477
Artnature Inc.	200	1,620
AS ONE Corp.	200	8,265
Asahi Holdings Inc.	200	3,429
Ashikaga Holdings Co. Ltd.	2,000	6,733
Bank of Iwate Ltd. (The)	200	8,567
Bank of Nagoya Ltd. (The)	2,000	6,928
Bank of Saga Ltd. (The)	2,000	5,074
Bank of the Ryukyus Ltd.	600	6,639
Belc Co. Ltd.	200	8,157
Belluna Co. Ltd.	600	3,887
Benefit One Inc.	200	6,215
BML Inc.	200	9,601
Bunka Shutter Co. Ltd.	600	4,970
Calsonic Kansei Corp.	2,000	15,671
Cawachi Ltd.	200	4,684
Central Glass Co. Ltd.	2,000	8,704
Chiyoda Integre Co. Ltd.	200	4,079
Chori Co. Ltd.	200	3,015
Ci:z Holdings Co. Ltd.	400	9,882
CKD Corp.	800	7,548
Cocokara fine Inc.	200	7,133

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
CONEXIO Corp.	200	$2,968
Corona Corp.	200	2,010
Create Restaurants Holdings Inc.	600	6,212
Create SD Holdings Co. Ltd.	400	9,836
Daihen Corp.	2,000	10,401
Daikyonishikawa Corp.	400	5,761
Daishi Bank Ltd. (The)	2,000	7,689
Daiwa Industries Ltd.	400	3,661
Daiwabo Holdings Co. Ltd.	2,000	4,684
DCM Holdings Co. Ltd.	1,200	10,304
Denyo Co. Ltd.	200	2,092
Descente Ltd.	600	6,733
Doshisha Co. Ltd.	400	8,419
DTS Corp.	400	7,962
Eighteenth Bank Ltd. (The)	2,000	5,640
Eiken Chemical Co. Ltd.	200	4,697
Eizo Corp.	200	5,492
Elecom Co. Ltd.	200	4,635
en-japan Inc.	400	7,291
EPS Holdings Inc.	400	5,495
FCC Co. Ltd.	400	7,868
Fields Corp.	200	2,595
Financial Products Group Co. Ltd.	800	8,095
Foster Electric Co. Ltd.	400	7,822
Fuji Oil Holdings Inc.	800	17,587
Fujibo Holdings Inc.	2,000	5,952
Fujimori Kogyo Co. Ltd.	200	4,317
Fukushima Industries Corp.	200	6,869
Funai Soken Holdings Inc.	400	5,573
G-Tekt Corp.	200	3,083
Gecoss Corp.	200	1,819
Geo Holdings Corp.	400	5,815
GMO Payment Gateway Inc.	200	11,514
Godo Steel Ltd.	2,000	3,376
Gurunavi Inc.	400	10,593
Heiwado Co. Ltd.	400	7,783
Hibiya Engineering Ltd.	200	3,280
Hiday Hidaka Corp.	200	4,984
Hisaka Works Ltd.	400	3,388
Hogy Medical Co. Ltd.	200	12,899
Hyakugo Bank Ltd. (The)	2,000	7,767
Hyakujushi Bank Ltd. (The)	2,000	6,733
Idec Corp./Japan	400	3,731
Inaba Denki Sangyo Co. Ltd.	200	7,338
Inabata & Co. Ltd.	600	6,048

Security	Shares	Value
Ines Corp.	400	$4,293
ITOCHU Enex Co. Ltd.	600	5,181
Japan Digital Laboratory Co. Ltd.	200	2,769
Japan Lifeline Co. Ltd.	200	7,035
Juroku Bank Ltd. (The)	4,000	11,514
Justsystems Corp.	400	3,458
K&O Energy Group Inc.	200	2,875
Kadokawa Dwango[b]	800	10,882
Kaga Electronics Co. Ltd.	200	2,492
Kaken Pharmaceutical Co. Ltd.	400	26,658
Kamei Corp.	400	3,282
Kanematsu Corp.	4,000	6,596
Kanematsu Electronics Ltd.	200	3,784
Kasai Kogyo Co. Ltd.	400	4,024
Kato Sangyo Co. Ltd.	200	4,838
Keihin Corp.	600	9,531
Keiyo Bank Ltd. (The)	2,000	8,606
Kitz Corp.	1,200	6,487
Kiyo Bank Ltd. (The)	800	11,756
Kohnan Shoji Co. Ltd.	400	8,247
Konishi Co. Ltd.	400	5,250
Konoike Transport Co. Ltd.	400	4,664
Koshidaka Holdings Co. Ltd.	200	4,038
Kotobuki Spirits Co. Ltd.	200	6,079
Kura Corp.	200	10,597
Kurabo Industries Ltd.	2,000	3,786
Kureha Corp.	2,000	8,372
Kusuri No Aoki Co. Ltd.	200	10,382
KYORIN Holdings Inc.	600	12,944
Kyudenko Corp.[a]	400	14,051
Macnica Fuji Electronics Holdings Inc.	400	3,907
Maeda Road Construction Co. Ltd.	1,000	19,037
Marudai Food Co. Ltd.	2,000	9,601
Meiko Network Japan Co. Ltd.	400	4,282
Melco Holdings Inc.	200	5,716
Menicon Co. Ltd.	200	6,216
Mimasu Semiconductor Industry Co. Ltd.	200	2,071
Ministop Co. Ltd.	200	3,359
Mitsubishi Steel Manufacturing Co. Ltd.	2,000	3,357
Mitsui High-Tec Inc.	400	2,798
Miyazaki Bank Ltd. (The)	2,000	5,835
Morita Holdings Corp.	400	5,531
Musashino Bank Ltd. (The)	400	10,152
Nagaileben Co. Ltd.	200	4,787
Nanto Bank Ltd. (The)	2,000	7,904

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Neturen Co. Ltd.	400	$3,115
Nichi-Iko Pharmaceutical Co. Ltd.	600	13,050
Nichias Corp.	2,000	16,276
Nichiha Corp.	400	7,818
Nihon M&A Center Inc.	400	24,550
Nippon Ceramic Co. Ltd.	200	3,989
Nippon Densetsu Kogyo Co. Ltd.	400	8,087
Nippon Flour Mills Co. Ltd.	2,000	14,656
Nippon Kanzai Co. Ltd.	200	3,337
Nippon Signal Co. Ltd.	600	5,773
Nippon Soda Co. Ltd.	2,000	8,879
Nippon Steel & Sumikin Bussan Corp.	2,000	6,889
Nishimatsu Construction Co. Ltd.	4,000	19,905
Nishimatsuya Chain Co. Ltd.	600	8,589
Nisshin OilliO Group Ltd. (The)	2,000	9,465
Nissin Electric Co. Ltd.	600	10,462
Nitta Corp.	200	5,021
Nitto Kogyo Corp.	400	5,534
Nitto Kohki Co. Ltd.	200	4,684
Nojima Corp.	200	3,505
Nomura Co. Ltd.	400	6,042
Noritake Co. Ltd./Nagoya Japan	2,000	4,664
Ogaki Kyoritsu Bank Ltd. (The)	2,000	6,655
Oita Bank Ltd. (The)	2,000	6,498
Okinawa Electric Power Co. Inc. (The)	600	12,084
Open House Co. Ltd.	400	11,510
Optex Co. Ltd.	200	4,668
Osaka Soda Co. Ltd.	2,000	8,567
Outsourcing Inc.	200	7,562
Pacific Industrial Co. Ltd.	600	6,826
Pack Corp. (The)	200	5,554
Pal Co. Ltd.	200	4,760
PALTAC Corp.	400	7,923
Paramount Bed Holdings Co. Ltd.	200	7,630
Piolax Inc.	200	10,187
Press Kogyo Co. Ltd.	1,800	6,709
Pressance Corp.	200	8,967
Prima Meat Packers Ltd.	2,000	6,381
Proto Corp.	200	2,279
Qol Co. Ltd.	200	2,884
Raito Kogyo Co. Ltd.	600	7,055
Relo Group Inc.	200	31,380
Riso Kagaku Corp.	400	5,815
Ryobi Ltd.	2,000	9,621
Ryosan Co. Ltd.	400	12,451

Security	Shares	Value
Ryoyo Electro Corp.	400	$4,890
S Foods Inc.[a]	200	5,392
Sac’s Bar Holdings Inc.[a]	200	2,143
Sakai Chemical Industry Co. Ltd.	2,000	5,484
Sakata INX Corp.	600	7,704
Sakata Seed Corp.	400	9,906
San-A Co. Ltd.	200	10,031
Sanyo Special Steel Co. Ltd.	2,000	10,772
Seiren Co. Ltd.	600	5,901
Sekisui Jushi Corp.	400	6,573
Septeni Holdings Co. Ltd.	200	6,372
Shikoku Bank Ltd. (The)	2,000	4,371
Shimachu Co. Ltd.	600	13,588
Shin-Etsu Polymer Co. Ltd.	800	5,129
Shinko Plantech Co. Ltd.	600	4,379
Shizuoka Gas Co. Ltd.	600	4,531
SIIX Corp.	200	7,445
Sintokogio Ltd.	600	4,771
SMS Co. Ltd.	400	9,469
Starts Corp. Inc.	400	8,060
Sumitomo Bakelite Co. Ltd.	2,000	9,699
Sumitomo Densetsu Co. Ltd.	200	2,270
Sun Frontier Fudousan Co. Ltd.	200	1,992
Tachi-S Co. Ltd.	400	6,947
Taiho Kogyo Co. Ltd.	200	2,160
Takamatsu Construction Group Co. Ltd.	200	4,846
Takara Leben Co. Ltd.	1,000	7,904
Tatsuta Electric Wire and Cable Co. Ltd.	1,400	4,576
TechnoPro Holdings Inc.	400	13,660
Teikoku Sen-I Co. Ltd.	200	2,724
TKC Corp.	200	5,704
Toa Corp./Tokyo	2,000	3,474
Tocalo Co. Ltd.	200	3,971
Tochigi Bank Ltd. (The)	2,000	8,294
Toho Bank Ltd. (The)	2,000	7,552
Toho Holdings Co. Ltd.	600	13,524
Tokai Corp./Gifu	200	6,820
Tokyo Seimitsu Co. Ltd.	600	14,291
Tokyo TY Financial Group Inc.	400	10,585
Tokyu Construction Co. Ltd.	1,000	10,528
TOMONY Holdings Inc.	1,800	6,815
Toppan Forms Co. Ltd.	600	6,686
Topre Corp.	400	9,223
Topy Industries Ltd.	2,000	4,488
Toridoll.corp.	200	5,864

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Totetsu Kogyo Co. Ltd.	200	$6,342
Towa Bank Ltd. (The)	6,000	5,328
Towa Pharmaceutical Co. Ltd.	200	10,928
Toyo Construction Co. Ltd.	1,000	5,171
Toyo Corp./Chuo-ku	400	4,223
Toyo Kanetsu KK	2,000	4,118
Toyo Kohan Co. Ltd.	1,000	2,478
TPR Co. Ltd.	200	4,305
Transcosmos Inc.	400	11,447
Trusco Nakayama Corp.	200	10,070
Tsukuba Bank Ltd.	1,600	5,011
Tsukui Corp.	400	6,335
Tsurumi Manufacturing Co. Ltd.	200	2,992
Tsutsumi Jewelry Co. Ltd.	200	3,911
UKC Holdings Corp.	200	3,181
Unipres Corp.	400	6,600
United Super Markets Holdings Inc.	600	5,802
Valor Holdings Co. Ltd.	400	11,026
Vital KSK Holdings Inc.	400	3,786
W-Scope Corp.[a]	400	9,227
Wakita & Co. Ltd.	600	4,057
Warabeya Nichiyo Co. Ltd.	200	4,219
Yahagi Construction Co. Ltd.	400	3,638
YAMABIKO Corp.	800	6,393
Yamagata Bank Ltd. (The)	2,000	8,548
Yamanashi Chuo Bank Ltd. (The)	2,000	8,391
Yellow Hat Ltd.	200	4,606
Yodogawa Steel Works Ltd.	200	5,240
Yondoshi Holdings Inc.	200	4,114
Yonex Co. Ltd.	200	12,626
Yorozu Corp.	200	3,148
Yuasa Trading Co. Ltd.	200	4,420
Yusen Logistics Co. Ltd.	200	2,221
Zenrin Co. Ltd.	400	7,318

		1,711,632
NETHERLANDS — 1.30%
Accell Group	266	6,911
Amsterdam Commodities NV	232	5,928
BE Semiconductor Industries NV	366	10,875
BinckBank NV	760	4,244
COSMO Pharmaceuticals NVb	62	10,014
Euronext NVc	654	27,937

		65,909
NEW ZEALAND — 0.85%
Air New Zealand Ltd.	6,220	9,914

Security	Shares	Value
Chorus Ltd.	4,320	$13,958
New Zealand Refining Co. Ltd. (The)	1,878	3,318
Nuplex Industries Ltd.	2,176	8,333
Summerset Group Holdings Ltd.	2,196	7,507

		43,030
NORWAY — 2.45%
Atea ASA	986	10,331
Austevoll Seafood ASA	1,134	9,997
Avance Gas Holding Ltd.[c]	549	1,773
Bakkafrost P/F	460	17,929
Borregaard ASA	1,280	10,334
BW LPG Ltd.[c]	870	3,100
Fred Olsen Energy ASA[b]	382	748
Kongsberg Automotive ASA[b]	4,486	3,121
Leroy Seafood Group ASA	318	15,294
Prosafe SEa	4,244	353
Protector Forsikring ASA	730	6,283
Salmar ASA	592	18,450
Sparebank 1 Nord Norge	1,048	5,039
Storebrand ASA[b]	4,776	18,128
Tanker Investments Ltd.[b]	481	2,815

		123,695
SINGAPORE — 0.85%
Ascendas India Trust	8,600	6,499
Chip Eng Seng Corp. Ltd.	6,400	3,002
Ho Bee Land Ltd.	2,000	3,291
QAF Ltd.	4,400	3,669
Religare Health Trust	8,400	6,317
Sheng Siong Group Ltd.	6,800	4,987
Wing Tai Holdings Ltd.	7,200	9,328
Yanlord Land Group Ltd.[a]	6,800	5,974

		43,067
SPAIN — 0.64%
Cia. de Distribucion Integral Logista Holdings SA	467	11,272
Faes Farma SA	3,030	11,961
Laboratorios Farmaceuticos Rovi SA	214	3,089
Miquel y Costas & Miquel SA	134	5,919

		32,241
SWEDEN — 4.37%
Attendo ABc	746	7,409
Avanza Bank Holding AB	248	8,893
B&B Tools AB Class B	286	5,530
Betsson AB	1,322	12,448

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Bilia AB Class A	463	$11,909
BioGaia AB Class B	146	4,200
Bure Equity AB	618	6,355
Byggmax Group AB	634	4,606
Concentric AB	536	6,564
Duni AB	364	5,076
Evolution Gaming Group ABc	244	7,034
Granges AB	815	8,309
Industrial & Financial Systems Class B	56	2,385
Investment AB Oresund	344	5,362
Inwido AB	616	7,760
ITAB Shop Concept AB Class B	438	3,670
Kambi Group PLC[b]	252	3,507
Lifco AB Class B	472	14,353
Mycronic AB	782	9,095
NetEnt AB	2,016	17,116
New Wave Group AB Class B	696	3,817
Nolato AB Class B	232	6,267
Oriflame Holding AGb	438	11,313
RaySearch Laboratories AB	300	4,667
Starbreeze ABb	1,696	3,955
Tethys Oil AB	486	3,204
Unibet Group PLC	2,702	27,611
Vitrolife AB	147	8,407

		220,822
SWITZERLAND — 4.98%
APG SGA SA	14	5,968
Ascom Holding AG Registered	418	7,158
Autoneum Holding AG	34	9,604
BKW AG	152	6,999
Bossard Holding AG	66	8,058
Burkhalter Holding AG	42	5,850
Comet Holding AG Registered	8	6,539
Conzzeta AG	12	7,971
dorma+kaba Holding AG Class B	36	26,391
Feintool International Holding AG	28	2,949
Forbo Holding AG Registered	12	15,397
Inficon Holding AG Registered	20	7,352
Intershop Holdings AG	12	5,898
Kardex AG Bearer	84	8,470
Komax Holding AG Registered	38	8,493
Mobilezone Holding AG	206	2,654
Orascom Development Holding AGb	136	1,012
Orior AG	72	5,141
Rieter Holding AG Registered	28	5,913

Security	Shares	Value
Schweiter Technologies AG Bearer	12	$12,168
Siegfried Holding AG Registered	36	7,595
Straumann Holding AG Registered	106	40,609
Tecan Group AG Registered	116	18,700
U-Blox AG	72	18,282
Walter Meier AG	64	2,179
Zehnder Group AGb	108	4,191

		251,541
UNITED KINGDOM — 17.06%
888 Holdings PLC	1,646	4,923
Abcam PLC	1,937	19,674
Acacia Mining PLC	1,955	14,523
Advanced Medical Solutions Group PLC	2,358	6,762
Beazley PLC	5,580	29,360
Bellway PLC	1,370	38,125
Bovis Homes Group PLC	1,466	15,931
Brewin Dolphin Holdings PLC	3,016	10,119
Cape PLC	1,626	4,015
Card Factory PLC	3,550	14,428
Centamin PLC	12,704	27,983
Chesnara PLC	1,798	7,466
Cineworld Group PLC	2,188	17,067
Clinigen Healthcare Ltd.[b]	832	7,340
CMC Markets PLC[b,c]	1,190	4,395
Costain Group PLC	1,080	4,872
Crest Nicholson Holdings PLC	2,826	16,033
CVS Group PLC	718	7,598
Dart Group PLC	1,106	7,122
Debenhams PLC	9,052	6,736
Diploma PLC	1,308	14,822
Domino’s Pizza Group PLC	5,550	29,247
EMIS Group PLC	538	7,322
Enterprise Inns PLC[b]	5,868	6,876
esure Group PLC	3,410	11,794
Fevertree Drinks PLC	956	11,550
Galliford Try PLC	898	11,708
GAME Digital PLC	1,076	1,071
Gem Diamonds Ltd.	1,268	2,210
Genus PLC	688	16,634
Greggs PLC	1,119	15,362
GVC Holdings PLC	3,032	25,401
Halfords Group PLC	1,994	9,332
Hastings Group Holdings Ltd.[c]	1,300	3,286
Home Retail Group PLC	8,968	18,384
Hostelworld Group PLC[c]	984	1,943

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Howden Joinery Group PLC	7,103	$40,740
Ibstock PLC[c]	2,302	4,655
iomart Group PLC	994	3,926
ITE Group PLC	3,224	7,009
JD Sports Fashion PLC	718	11,992
John Laing Group PLC[c]	4,120	12,308
John Menzies PLC	630	4,935
Kainos Group PLC	616	1,390
Kcom Group PLC	6,492	9,481
Keller Group PLC	874	11,825
Laird PLC	2,868	11,168
Lancashire Holdings Ltd.	1,976	15,807
Lookers PLC	3,582	5,065
Majestic Wine PLC[b]	782	4,016
Melrose Industries PLC	1,353	12,296
Moneysupermarket.com Group PLC	6,067	24,045
NewRiver Retail Ltd.	2,539	10,113
On the Beach Group PLC[b,c]	602	1,856
OneSavings Bank PLC	1,256	3,414
Pantheon Resources PLC[a,b]	2,358	5,479
Premier Foods PLC[b]	8,212	5,506
QinetiQ Group PLC	6,070	18,109
Redcentric PLC	1,606	3,811
Redde PLC	3,664	9,073
Redrow PLC	2,448	10,989
Restore PLC	986	4,333
RPS Group PLC	2,626	6,555
SafeCharge International Group Ltd.	668	2,084
Safestore Holdings PLC	2,500	12,308
Savills PLC	1,526	14,162
Scapa Group PLC	1,974	6,709
Schroder REIT Ltd.	6,018	4,395
Shawbrook Group PLC[b,c]	1,132	2,826
Softcat PLC	918	4,233
Spirent Communications PLC	6,348	7,628
Standard Life Investment Property Income Trust Ltd.	3,714	3,871
SuperGroup PLC	504	10,613
SVG Capital PLC[b]	1,924	14,063
Synthomer PLC	3,288	15,973
Telford Homes PLC	930	3,575
Telit Communications PLC[a]	990	3,496
Tullett Prebon PLC	2,706	11,935
WH Smith PLC	1,294	26,269

Security	Shares	Value
Xaar PLC	1,008	$6,648

		862,098

TOTAL COMMON STOCKS
(Cost: $4,723,782)		5,005,723

PREFERRED STOCKS — 0.73%

GERMANY — 0.73%
Sartorius AG	384	30,694
STO SE & Co. KGaA	28	3,356
Villeroy & Boch AG	200	3,051

		37,101

TOTAL PREFERRED STOCKS
(Cost: $30,057)		37,101

SHORT-TERM INVESTMENTS — 1.98%

MONEY MARKET FUNDS — 1.98%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[d,e,f]	94,382	94,382
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[d,e,f]	5,215	5,215
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[d,e]	382	382

		99,979

TOTAL SHORT-TERM INVESTMENTS
(Cost: $99,979)		99,979

TOTAL INVESTMENTS IN SECURITIES — 101.79%
(Cost: $4,853,818)[g]		5,142,803
Other Assets, Less Liabilities — (1.79)%		(90,510)

NET ASSETS — 100.00%		$5,052,293

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $4,886,289. Net unrealized appreciation was $256,514, of which $679,574 represented gross unrealized appreciation on securities and $423,060 represented gross unrealized depreciation on securities.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

July 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3		Total
Investments:
Assets:
Common stocks	$5,005,723	$—	$0	[a]	$5,005,723
Preferred stocks	37,101	—	—		37,101
Money market funds	99,979	—	—		99,979

Total	$5,142,803	$—	$0	[a]	$5,142,803

[a]	Rounds to less than $1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR USA ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.92%

AEROSPACE & DEFENSE — 1.90%
Northrop Grumman Corp.	9,529	$2,064,267

		2,064,267
AIRLINES — 1.17%
American Airlines Group Inc.	8,363	296,887
Delta Air Lines Inc.	10,769	417,299
Southwest Airlines Co.	8,837	327,057
United Continental Holdings Inc.[a]	4,991	234,028

		1,275,271
AUTO COMPONENTS — 2.24%
Autoliv Inc.	4,864	514,611
Delphi Automotive PLC	15,293	1,037,171
Goodyear Tire & Rubber Co. (The)	14,765	423,313
Lear Corp.	4,112	466,506

		2,441,601
AUTOMOBILES — 2.19%
General Motors Co.	75,757	2,389,376

		2,389,376
BANKS — 0.84%
Citizens Financial Group Inc.	29,126	650,384
People’s United Financial Inc.	17,216	260,994

		911,378
BEVERAGES — 0.93%
Dr Pepper Snapple Group Inc.	10,327	1,017,313

		1,017,313
BIOTECHNOLOGY — 2.66%
Gilead Sciences Inc.	32,656	2,595,173
United Therapeutics Corp.[a]	2,516	304,461

		2,899,634
BUILDING PRODUCTS — 0.35%
AO Smith Corp.	4,145	385,029

		385,029
CAPITAL MARKETS — 0.89%
Eaton Vance Corp. NVS	6,369	240,812
Raymond James Financial Inc.	7,034	386,167
SEI Investments Co.	7,692	346,140

		973,119
CHEMICALS — 2.52%
Celanese Corp. Series A	8,139	516,175
Eastman Chemical Co.	8,159	532,212
LyondellBasell Industries NV Class A	20,402	1,535,454

Security	Shares	Value
Mosaic Co. (The)	5,905	$159,435

		2,743,276
COMMUNICATIONS EQUIPMENT — 0.16%
Juniper Networks Inc.	7,678	174,214

		174,214
CONSTRUCTION & ENGINEERING — 0.71%
Fluor Corp.	7,679	410,980
Jacobs Engineering Group Inc.[a]	6,781	362,919

		773,899
CONTAINERS & PACKAGING — 0.35%
Avery Dennison Corp.	4,952	385,711

		385,711
DISTRIBUTORS — 0.77%
Genuine Parts Co.	8,245	842,969

		842,969
DIVERSIFIED FINANCIAL SERVICES — 0.41%
Nasdaq Inc.	6,348	449,184

		449,184
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.34%
AT&T Inc.	87,541	3,789,650
CenturyLink Inc.	29,984	942,697

		4,732,347
ELECTRIC UTILITIES — 5.15%
Alliant Energy Corp.	6,116	246,169
Edison International	17,550	1,358,019
Entergy Corp.	9,841	800,959
Exelon Corp.	51,027	1,902,286
FirstEnergy Corp.	23,353	815,487
Pinnacle West Capital Corp.	6,123	482,921

		5,605,841
ELECTRICAL EQUIPMENT — 0.76%
Rockwell Automation Inc.	7,243	828,599

		828,599
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.55%
Arrow Electronics Inc.[a]	5,035	334,777
Avnet Inc.	7,273	298,920
Corning Inc.	61,295	1,361,975
Flextronics International Ltd.[a]	30,365	384,725
FLIR Systems Inc.	7,635	248,748
TE Connectivity Ltd.	20,579	1,240,502

		3,869,647

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA ETF

July 31, 2016

Security	Shares	Value
ENERGY EQUIPMENT & SERVICES — 0.34%
Helmerich & Payne Inc.	5,974	$370,209

		370,209
FOOD PRODUCTS — 4.46%
Archer-Daniels-Midland Co.	33,084	1,491,427
Campbell Soup Co.	11,116	692,193
Hormel Foods Corp.	16,075	600,401
Ingredion Inc.	3,974	529,496
McCormick & Co. Inc./MD	3,429	350,615
Tyson Foods Inc. Class A	16,153	1,188,861

		4,852,993
HEALTH CARE EQUIPMENT & SUPPLIES — 2.19%
Edwards Lifesciences Corp.[a]	11,822	1,353,855
ResMed Inc.	7,746	533,545
Varian Medical Systems Inc.[a]	5,287	500,890

		2,388,290
HEALTH CARE PROVIDERS & SERVICES — 10.84%
Aetna Inc.	19,360	2,230,465
Anthem Inc.	14,494	1,903,642
Cardinal Health Inc.	18,299	1,529,796
Cigna Corp.	14,185	1,829,298
Henry Schein Inc.[a]	4,518	817,668
Humana Inc.	8,245	1,422,675
MEDNAX Inc.[a]	5,197	358,125
Patterson Companies Inc.	4,691	231,548
Quest Diagnostics Inc.	7,878	680,344
UnitedHealth Group Inc.	1,098	157,234
Universal Health Services Inc. Class B	4,979	644,930

		11,805,725
HOUSEHOLD DURABLES — 0.69%
Leggett & Platt Inc.	7,507	394,643
Whirlpool Corp.	1,850	355,866

		750,509
INSURANCE — 15.58%
Aflac Inc.	23,314	1,685,136
Alleghany Corp.[a]	829	450,562
American International Group Inc.	40,977	2,230,788
Arch Capital Group Ltd.[a,b]	6,782	492,577
Assurant Inc.	3,585	297,591
Axis Capital Holdings Ltd.	5,257	292,184
Cincinnati Financial Corp.	8,609	643,092
Everest Re Group Ltd.	2,349	443,984
FNF Group	13,696	515,928

Security	Shares	Value
Hartford Financial Services Group Inc. (The)	21,857	$871,001
Lincoln National Corp.	13,301	580,855
Loews Corp.	15,899	657,106
Markel Corp.[a]	771	731,486
MetLife Inc.	38,859	1,660,834
Principal Financial Group Inc.	16,086	750,090
Progressive Corp. (The)	32,195	1,046,659
Torchmark Corp.	6,372	394,236
Travelers Companies Inc. (The)	16,359	1,901,243
Unum Group	13,200	441,012
WR Berkley Corp.	5,427	315,797
XL Group Ltd.	16,275	563,278

		16,965,439
IT SERVICES — 4.97%
Accenture PLC Class A	21,254	2,397,664
Broadridge Financial Solutions Inc.	6,580	445,334
Paychex Inc.	17,902	1,061,231
Total System Services Inc.	9,097	463,219
Western Union Co. (The)	27,715	554,300
Xerox Corp.	47,565	489,919

		5,411,667
LIFE SCIENCES TOOLS & SERVICES — 2.02%
Agilent Technologies Inc.	18,071	869,396
Mettler-Toledo International Inc.[a]	1,490	612,703
Waters Corp.[a]	4,487	713,119

		2,195,218
MACHINERY — 0.16%
AGCO Corp.	3,668	176,651

		176,651
MEDIA — 1.00%
Omnicom Group Inc.	13,202	1,086,393

		1,086,393
METALS & MINING — 0.86%
Nucor Corp.	17,521	939,826

		939,826
MULTI-UTILITIES — 3.53%
Ameren Corp.	13,384	701,857
Consolidated Edison Inc.	16,171	1,294,973
Public Service Enterprise Group Inc.	27,895	1,283,449
SCANA Corp.	7,486	561,001

		3,841,280
MULTILINE RETAIL — 0.70%
Kohl’s Corp.	10,754	447,259

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA ETF

July 31, 2016

Security	Shares	Value
Nordstrom Inc.	7,214	$319,075

		766,334
OIL, GAS & CONSUMABLE FUELS — 4.62%
Exxon Mobil Corp.	107	9,517
Marathon Petroleum Corp.	29,161	1,148,652
Phillips 66	26,312	2,001,291
Tesoro Corp.	6,621	504,189
Valero Energy Corp.	26,164	1,367,854

		5,031,503
PROFESSIONAL SERVICES — 0.50%
ManpowerGroup Inc.	4,005	277,947
Robert Half International Inc.	7,272	265,719

		543,666
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.13%
Jones Lang LaSalle Inc.	1,333	145,924

		145,924
ROAD & RAIL — 0.15%
AMERCO	413	163,346

		163,346
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.83%
Marvell Technology Group Ltd.	24,414	286,864
NVIDIA Corp.	29,868	1,705,463

		1,992,327
SOFTWARE — 2.77%
CA Inc.	17,241	597,401
CDK Global Inc.	7,305	422,156
Intuit Inc.	13,556	1,504,580
Microsoft Corp.	620	35,141
Synopsys Inc.[a]	8,379	453,807

		3,013,085
SPECIALTY RETAIL — 6.82%
Best Buy Co. Inc.	16,097	540,859
Dick’s Sporting Goods Inc.	5,011	257,014
Foot Locker Inc.	7,587	452,337
Gap Inc. (The)	13,774	355,232
O’Reilly Automotive Inc.[a]	5,355	1,556,324
Ross Stores Inc.	22,523	1,392,597
Staples Inc.	36,748	341,389
TJX Companies Inc. (The)	30,924	2,527,109

		7,422,861

Security	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.87%
Apple Inc.	13,393	$1,395,685
Hewlett Packard Enterprise Co.	96,472	2,027,841
NetApp Inc.	16,164	425,921
Seagate Technology PLC	11,502	368,409

		4,217,856

TOTAL COMMON STOCKS
(Cost: $105,235,692)		108,843,777

SHORT-TERM INVESTMENTS — 0.43%

MONEY MARKET FUNDS — 0.43%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[c,d,e]	300,520	300,520
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[c,d,e]	16,605	16,605
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	150,057	150,057

		467,182

TOTAL SHORT-TERM INVESTMENTS
(Cost: $467,182)		467,182

TOTAL INVESTMENTS IN SECURITIES — 100.35%
(Cost: $105,702,874)[f]		109,310,959
Other Assets, Less Liabilities — (0.35)%		(382,778)

NET ASSETS — 100.00%		$108,928,181

NVS —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $106,163,539. Net unrealized appreciation was $3,147,420, of which $7,005,981 represented gross unrealized appreciation on securities and $3,858,561 represented gross unrealized depreciation on securities.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA ETF

July 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$108,843,777	$—	$—	$108,843,777
Money market funds	467,182	—	—	467,182

Total	$109,310,959	$—	$—	$109,310,959

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 100.15%

AEROSPACE & DEFENSE — 0.17%
Aerovironment Inc.[a,b]	495	$14,033
National Presto Industries Inc.	119	10,656

		24,689
AIR FREIGHT & LOGISTICS — 0.48%
Air Transport Services Group Inc.[a]	377	5,459
Atlas Air Worldwide Holdings Inc.[a]	149	6,441
Echo Global Logistics Inc.[a]	645	15,970
Hub Group Inc. Class Aa	826	33,817
Park-Ohio Holdings Corp.	200	5,956

		67,643
AIRLINES — 0.27%
Hawaiian Holdings Inc.[a]	315	14,342
SkyWest Inc.	306	8,803
Virgin America Inc.[a]	264	14,763

		37,908
AUTO COMPONENTS — 2.00%
Cooper Tire & Rubber Co.	1,333	43,976
Cooper-Standard Holding Inc.[a]	305	26,855
Drew Industries Inc.	556	50,935
Fox Factory Holding Corp.[a]	520	9,979
Gentherm Inc.[a]	775	26,009
Motorcar Parts of America Inc.[a,b]	434	12,165
Standard Motor Products Inc.	481	20,173
Superior Industries International Inc.	530	16,197
Tower International Inc.	506	11,678
Visteon Corp.	929	65,114

		283,081
AUTOMOBILES — 0.75%
Thor Industries Inc.	1,186	90,777
Winnebago Industries Inc.	637	15,135

		105,912
BANKS — 10.62%
1st Source Corp.	396	13,310
Ameris Bancorp.	807	26,760
Arrow Financial Corp.	279	8,814
Banc of California Inc.	993	22,025
BancFirst Corp.	179	11,737
Bancorp. Inc. (The)[a]	845	4,479
Berkshire Hills Bancorp. Inc.	739	19,487
Blue Hills Bancorp. Inc.	608	8,664
BNC Bancorp.	1,106	26,832
Bridge Bancorp. Inc.	397	11,557

Security	Shares	Value
Brookline Bancorp. Inc.	1,675	$19,078
Bryn Mawr Bank Corp.	290	8,506
Camden National Corp.	242	10,522
Capital Bank Financial Corp. Class A	532	15,901
Cardinal Financial Corp.	757	19,500
Cascade Bancorp.[a]	820	4,625
CenterState Banks Inc.	1,083	18,043
Central Pacific Financial Corp.	739	18,128
Chemical Financial Corp.	901	37,283
City Holding Co.	362	16,905
CoBiz Financial Inc.	828	10,226
Columbia Banking System Inc.	1,390	42,145
Community Trust Bancorp. Inc.	373	12,973
ConnectOne Bancorp. Inc.	678	11,465
Eagle Bancorp. Inc.[a,b]	708	36,497
Enterprise Financial Services Corp.	476	13,690
FCB Financial Holdings Inc. Class Aa,b	720	25,178
Fidelity Southern Corp.	434	7,469
Financial Institutions Inc.	324	8,716
First BanCorp./Puerto Rico[a]	2,796	12,834
First Busey Corp.	720	16,222
First Community Bancshares Inc./VA	367	8,415
First Financial Bancorp.	1,459	31,091
First Financial Corp./IN	225	8,618
First Interstate BancSystem Inc.	486	14,113
First Merchants Corp.	909	23,816
First NBC Bank Holding Co.[a]	393	7,479
German American Bancorp. Inc.	289	9,826
Great Southern Bancorp. Inc.	235	9,212
Great Western Bancorp. Inc.	1,410	46,770
Hanmi Financial Corp.	754	18,488
Heartland Financial USA Inc.	394	14,468
Heritage Financial Corp./WA	709	12,379
HomeTrust Bancshares Inc.[a]	424	7,793
Hope Bancorp Inc.	1,885	28,972
Independent Bank Corp./Rockland MA	587	29,473
Lakeland Bancorp. Inc.	1,020	12,148
Lakeland Financial Corp.	390	20,026
MainSource Financial Group Inc.	539	12,004
Mercantile Bank Corp.	386	9,719
National Bank Holdings Corp. Class A	699	14,001
NBT Bancorp. Inc.	1,019	30,387
OFG Bancorp.	1,028	10,907
Opus Bank	413	13,332
Pacific Premier Bancorp. Inc.[a]	515	12,437

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Peoples Bancorp. Inc./OH	367	$8,239
Pinnacle Financial Partners Inc.	944	50,136
Popular Inc.	2,470	83,214
Preferred Bank/Los Angeles CA	288	9,409
Renasant Corp.	904	29,127
Republic Bancorp. Inc./KY Class A	244	7,274
S&T Bancorp. Inc.	782	19,933
Sandy Spring Bancorp. Inc.	574	17,128
ServisFirst Bancshares Inc.	520	26,328
Simmons First National Corp. Class A	647	29,730
State Bank Financial Corp.	834	18,248
Sterling Bancorp./DE	2,490	42,056
Stock Yards Bancorp. Inc.	511	15,095
Talmer Bancorp. Inc. Class A	1,435	30,164
Tompkins Financial Corp.	303	22,040
TowneBank/Portsmouth VA	1,358	31,166
TriCo Bancshares	486	12,646
Tristate Capital Holdings Inc.[a,b]	533	7,606
Union Bankshares Corp.	1,037	27,833
Univest Corp. of Pennsylvania	636	13,413
Washington Trust Bancorp. Inc.	341	12,944
WesBanco Inc.	821	25,385
Wilshire Bancorp. Inc.	1,672	17,957
Yadkin Financial Corp.	650	16,373

		1,498,889
BEVERAGES — 0.20%
MGP Ingredients Inc.	281	12,083
National Beverage Corp.[a]	289	16,577

		28,660
BIOTECHNOLOGY — 1.41%
AMAG Pharmaceuticals Inc.[a,b]	833	22,099
Eagle Pharmaceuticals Inc./DEa,b	207	8,930
Emergent BioSolutions Inc.[a,b]	794	26,512
Enanta Pharmaceuticals Inc.[a,b]	334	7,512
Five Prime Therapeutics Inc.[a]	592	30,008
MiMedx Group Inc.[a,b]	2,402	17,991
Myriad Genetics Inc.[a,b]	1,671	51,768
PDL BioPharma Inc.	3,736	13,151
Repligen Corp.[a]	737	21,078

		199,049
BUILDING PRODUCTS — 1.24%
AAON Inc.	1,001	26,506
American Woodmark Corp.[a]	351	26,055
Apogee Enterprises Inc.	60	2,805
Armstrong Flooring Inc.[a,b]	464	9,248

Security	Shares	Value
Gibraltar Industries Inc.[a]	703	$24,802
Insteel Industries Inc.	418	14,542
Patrick Industries Inc.[a]	313	20,207
Universal Forest Products Inc.	474	51,249

		175,414
CAPITAL MARKETS — 0.66%
Cowen Group Inc. Class Aa,b	2,299	7,173
Diamond Hill Investment Group Inc.	73	13,942
Houlihan Lokey Inc.	293	6,719
INTL. FCStone Inc.[a]	389	11,335
Investment Technology Group Inc.	694	11,590
KCG Holdings Inc. Class Aa	1,077	16,295
Piper Jaffray Companies[a]	356	14,717
Pzena Investment Management Inc. Class A	335	2,633
Westwood Holdings Group Inc.	176	9,437

		93,841
CHEMICALS — 1.27%
American Vanguard Corp.	624	9,285
Chase Corp.	163	9,876
FutureFuel Corp.	574	6,578
GCP Applied Technologies Inc.[a]	1,659	45,672
Hawkins Inc.	227	9,702
Innospec Inc.	566	28,453
Quaker Chemical Corp.	313	29,942
Stepan Co.	473	30,419
Tredegar Corp.	502	8,885

		178,812
COMMERCIAL SERVICES & SUPPLIES — 2.24%
ACCO Brands Corp.[a]	2,486	27,943
Brady Corp. Class A	1,103	35,450
Deluxe Corp.	806	54,478
Ennis Inc.	610	10,565
InnerWorkings Inc.[a]	976	8,306
Kimball International Inc. Class B	745	8,486
Knoll Inc.	1,150	29,037
McGrath RentCorp	500	15,935
Quad/Graphics Inc.	607	15,393
Tetra Tech Inc.	1,410	46,431
UniFirst Corp./MA	359	41,960
Viad Corp.	480	16,714
VSE Corp.	98	6,229

		316,927

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
COMMUNICATIONS EQUIPMENT — 1.58%
ADTRAN Inc.	1,160	$21,112
InterDigital Inc./PA	840	49,602
Ixia[a]	1,328	15,272
Lumentum Holdings Inc.[a]	1,115	33,729
NETGEAR Inc.[a]	764	39,292
Oclaro Inc.[a,b]	2,484	14,233
Plantronics Inc.	795	38,351
ShoreTel Inc.[a]	1,541	11,311

		222,902
CONSTRUCTION & ENGINEERING — 0.57%
Aegion Corp.[a]	863	17,709
Comfort Systems USA Inc.	884	26,856
MYR Group Inc.[a]	494	12,187
Tutor Perini Corp.[a,b]	933	23,437

		80,189
CONSTRUCTION MATERIALS — 0.18%
U.S. Concrete Inc.[a,b]	330	21,285
U.S. Lime & Minerals Inc.	57	3,591

		24,876
CONSUMER FINANCE — 0.41%
Cash America International Inc.	581	24,896
Green Dot Corp. Class Aa	1,070	25,894
World Acceptance Corp.[a,b]	162	7,040

		57,830
DISTRIBUTORS — 0.41%
Core-Mark Holding Co. Inc.	1,109	54,296
Weyco Group Inc.	153	4,275

		58,571
DIVERSIFIED CONSUMER SERVICES — 0.81%
American Public Education Inc.[a,b]	368	10,539
Apollo Education Group Inc.[a]	2,440	21,936
Bridgepoint Education Inc.[a,b]	468	3,337
Capella Education Co.	277	16,584
Carriage Services Inc.	361	8,776
DeVry Education Group Inc.	1,414	31,490
K12 Inc.[a]	843	10,436
Strayer Education Inc.[a]	250	11,430

		114,528
DIVERSIFIED FINANCIAL SERVICES — 0.14%
FNFV Group[a,b]	1,692	20,186

		20,186

Security	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.64%
Fairpoint Communications Inc.[a]	521	$8,435
IDT Corp. Class B	423	6,455
Inteliquent Inc.	800	16,440
Iridium Communications Inc.[a,b]	1,912	17,170
ORBCOMM Inc.[a]	1,495	15,832
Straight Path Communications Inc. Class Ba,b	27	492
Vonage Holdings Corp.[a]	4,268	25,309

		90,133
ELECTRIC UTILITIES — 0.87%
El Paso Electric Co.	891	42,483
Empire District Electric Co. (The)	993	33,494
MGE Energy Inc.	833	46,773

		122,750
ELECTRICAL EQUIPMENT — 0.39%
AZZ Inc.	609	37,807
Encore Wire Corp.	463	17,376

		55,183
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 6.97%
AVX Corp.	1,190	16,255
Benchmark Electronics Inc.[a]	1,189	27,870
Coherent Inc.[a]	580	61,509
CTS Corp.	692	13,224
Daktronics Inc.	911	5,894
Electro Rent Corp.	425	6,575
ePlus Inc.[a]	169	14,215
Fabrinet[a]	720	27,187
II-VI Inc.[a]	1,303	26,190
Ingram Micro Inc. Class A	3,512	120,251
Insight Enterprises Inc.[a]	881	23,435
Jabil Circuit Inc.	4,084	83,109
Kimball Electronics Inc.[a]	687	8,670
Littelfuse Inc.	536	67,011
Methode Electronics Inc.	856	29,986
MTS Systems Corp.	386	18,308
Novanta Inc.[a]	777	12,207
OSI Systems Inc.[a]	442	26,286
Park Electrochemical Corp.	469	7,598
PC Connection Inc.	280	7,227
Plexus Corp.[a]	787	36,155
QLogic Corp.[a]	1,957	30,373
Rofin-Sinar Technologies Inc.[a]	640	20,224

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Rogers Corp.[a]	406	$27,787
Sanmina Corp.[a]	1,819	46,093
ScanSource Inc.[a]	619	25,397
SYNNEX Corp.	710	71,376
Tech Data Corp.[a]	838	65,305
TTM Technologies Inc.[a,b]	1,531	15,233
Vishay Intertechnology Inc.	3,193	42,563

		983,513
ENERGY EQUIPMENT & SERVICES — 0.32%
Atwood Oceanics Inc.[b]	1,464	15,635
Matrix Service Co.[a]	636	10,538
Natural Gas Services Group Inc.[a]	299	7,508
PHI Inc. NVS[a]	286	5,526
Transocean Partners LLC	502	5,482

		44,689
FOOD & STAPLES RETAILING — 0.44%
Ingles Markets Inc. Class A	281	10,911
Natural Grocers by Vitamin Cottage Inc.[a,b]	214	2,930
SpartanNash Co.	885	27,878
Village Super Market Inc. Class A	182	5,758
Weis Markets Inc.	289	14,933

		62,410
FOOD PRODUCTS — 1.42%
Cal-Maine Foods Inc.[b]	729	30,545
Calavo Growers Inc.	369	24,273
Farmer Bros. Co.[a]	198	6,073
Fresh Del Monte Produce Inc.	786	44,684
John B Sanfilippo & Son Inc.	213	9,941
Landec Corp.[a,b]	574	6,601
Omega Protein Corp.[a]	455	10,246
Sanderson Farms Inc.	478	41,868
Seaboard Corp.[a,b]	7	20,510
Seneca Foods Corp. Class Aa	154	6,032

		200,773
GAS UTILITIES — 1.82%
Chesapeake Utilities Corp.	359	23,001
New Jersey Resources Corp.	1,962	73,065
ONE Gas Inc.	1,245	80,875
WGL Holdings Inc.	1,138	80,559

		257,500
HEALTH CARE EQUIPMENT & SUPPLIES — 5.24%
Abaxis Inc.	483	23,889
ABIOMED Inc.[a]	502	59,221
Align Technology Inc.[a,b]	1,706	152,090

Security	Shares	Value
Analogic Corp.	293	$24,618
AngioDynamics Inc.[a]	656	10,883
Anika Therapeutics Inc.[a]	373	18,620
Atrion Corp.	36	17,165
Cantel Medical Corp.	899	60,188
CONMED Corp.	554	22,515
CryoLife Inc.	677	9,864
Exactech Inc.[a]	252	6,812
Globus Medical Inc. Class Aa,b	1,716	39,382
ICU Medical Inc.[a]	361	42,150
Integra LifeSciences Holdings Corp.[a]	708	59,663
Masimo Corp.[a]	1,126	59,644
Meridian Bioscience Inc.	990	19,166
Merit Medical Systems Inc.[a]	1,052	24,659
Natus Medical Inc.[a]	785	30,874
OraSure Technologies Inc.[a]	1,331	9,078
Orthofix International NVa	446	21,140
SurModics Inc.[a]	306	8,394
Vascular Solutions Inc.[a]	429	19,678

		739,693
HEALTH CARE PROVIDERS & SERVICES — 6.13%
AAC Holdings Inc.[a,b]	221	5,010
Aceto Corp.	701	18,023
Almost Family Inc.[a]	183	7,281
Amedisys Inc.[a]	643	34,433
AMN Healthcare Services Inc.[a]	1,148	48,560
Amsurg Corp.[a]	1,281	96,088
Chemed Corp.	407	59,886
CorVel Corp.[a]	258	11,662
Ensign Group Inc. (The)	1,143	24,574
HealthEquity Inc.[a,b]	814	24,029
LHC Group Inc.[a]	364	16,475
LifePoint Health Inc.[a]	1,030	60,955
Magellan Health Inc.[a]	197	13,489
Molina Healthcare Inc.[a]	926	52,606
National Healthcare Corp.	232	14,987
National Research Corp. Class A	238	3,575
Owens & Minor Inc.	1,502	53,636
PharMerica Corp.[a]	723	19,203
Surgical Care Affiliates Inc.[a]	664	34,535
Triple-S Management Corp. Class Ba	549	13,643
U.S. Physical Therapy Inc.	296	17,647
VCA Inc.[a]	1,726	123,133
WellCare Health Plans Inc.[a]	1,046	111,713

		865,143

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
HEALTH CARE TECHNOLOGY — 0.68%
Computer Programs & Systems Inc.	218	$8,641
HMS Holdings Corp.[a]	2,075	41,251
Omnicell Inc.[a]	835	32,298
Quality Systems Inc.	1,081	13,275

		95,465
HOTELS, RESTAURANTS & LEISURE — 2.17%
BJ’s Restaurants Inc.[a]	441	17,128
Carrols Restaurant Group Inc.[a]	845	10,233
Cheesecake Factory Inc. (The)	1,103	57,058
Cracker Barrel Old Country Store Inc.[b]	438	68,946
Del Frisco’s Restaurant Group Inc.[a]	549	8,191
International Speedway Corp. Class A	632	21,343
Marcus Corp. (The)	405	8,971
Red Robin Gourmet Burgers Inc.[a]	317	15,330
Ruby Tuesday Inc.[a]	1,532	6,189
Ruth’s Hospitality Group Inc.	783	12,505
Speedway Motorsports Inc.	290	5,124
Texas Roadhouse Inc.	1,587	74,938

		305,956
HOUSEHOLD DURABLES — 1.62%
Beazer Homes USA Inc.[a,b]	765	7,336
Cavco Industries Inc.[a]	201	19,975
CSS Industries Inc.	205	5,394
Ethan Allen Interiors Inc.[b]	602	20,907
Helen of Troy Ltd.[a]	628	62,555
La-Z-Boy Inc.	1,145	34,602
LGI Homes Inc.[a,b]	360	12,359
NACCO Industries Inc. Class A	91	5,121
TopBuild Corp.[a]	898	33,909
Universal Electronics Inc.[a]	342	26,450

		228,608
HOUSEHOLD PRODUCTS — 0.17%
Central Garden & Pet Co.[a]	243	5,895
Central Garden & Pet Co. Class Aa	775	17,662

		23,557
INSURANCE — 8.44%
American Equity Investment Life Holding Co.	1,335	21,267
American National Insurance Co.	190	21,726
AMERISAFE Inc.	453	26,514
AmTrust Financial Services Inc.	2,108	50,318
Argo Group International Holdings Ltd.	727	37,724
Aspen Insurance Holdings Ltd.	1,456	66,918

Security	Shares	Value
Assured Guaranty Ltd.	3,235	$86,666
Baldwin & Lyons Inc. Class B	213	5,642
CNO Financial Group Inc.	4,229	73,458
Employers Holdings Inc.	758	21,618
Endurance Specialty Holdings Ltd.	1,510	102,121
Enstar Group Ltd.[a]	248	41,314
FBL Financial Group Inc. Class A	266	16,590
Federated National Holding Co.	327	6,851
Fidelity & Guaranty Life[b]	287	6,274
Global Indemnity PLC[a]	216	6,486
Hanover Insurance Group Inc. (The)	938	77,235
HCI Group Inc.	225	6,786
Heritage Insurance Holdings Inc.	622	7,707
Horace Mann Educators Corp.	955	32,642
Infinity Property & Casualty Corp.	273	22,397
James River Group Holdings Ltd.	346	11,646
Maiden Holdings Ltd.	1,403	19,600
MBIA Inc.[a]	3,081	26,004
National General Holdings Corp.	1,404	28,964
National Interstate Corp.	194	6,291
National Western Life Group Inc.	62	11,727
Navigators Group Inc. (The)	290	27,164
ProAssurance Corp.	1,223	63,180
Reinsurance Group of America Inc.	1,485	147,386
Safety Insurance Group Inc.	289	18,409
Selective Insurance Group Inc.	1,354	53,023
State Auto Financial Corp.	382	8,626
State National Companies Inc.	752	8,212
United Insurance Holdings Corp.	417	6,614
Universal Insurance Holdings Inc.	784	17,044

		1,192,144
INTERNET & CATALOG RETAIL — 0.38%
1-800-Flowers.com Inc. Class Aa	574	5,241
Blue Nile Inc.	271	7,875
Duluth Holdings Inc.[a,b]	171	4,241
NutriSystem Inc.	702	20,765
Overstock.com Inc.[a]	374	6,096
PetMed Express Inc.	478	9,909

		54,127
INTERNET SOFTWARE & SERVICES — 0.56%
Alarm.com Holdings Inc.[a,b]	271	7,786
DHI Group Inc.[a,b]	1,135	8,274
NIC Inc.	836	19,495
RetailMeNot Inc.[a]	757	6,321
Stamps.com Inc.[a,b]	371	28,124

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
XO Group Inc.[a]	524	$9,553

		79,553
IT SERVICES — 4.29%
Blackhawk Network Holdings Inc.[a]	1,246	43,348
CACI International Inc. Class Aa	581	55,387
Cass Information Systems Inc.	271	14,084
Computer Sciences Corp.	3,262	156,021
Convergys Corp.	2,310	61,561
CSG Systems International Inc.	765	30,799
DST Systems Inc.	741	91,388
ExlService Holdings Inc.[a]	783	38,766
Forrester Research Inc.	206	8,432
Hackett Group Inc. (The)	587	7,860
Lionbridge Technologies Inc.[a]	1,337	6,030
ManTech International Corp./VA Class A	579	22,876
Net 1 UEPS Technologies Inc.[a]	1,124	11,622
Perficient Inc.[a]	830	18,443
Sykes Enterprises Inc.[a]	913	28,020
TeleTech Holdings Inc.	406	11,587

		606,224
LEISURE PRODUCTS — 1.07%
Nautilus Inc.[a]	699	13,169
Smith & Wesson Holding Corp.[a,b]	1,287	37,902
Sturm Ruger & Co. Inc.	460	31,280
Vista Outdoor Inc.[a]	1,372	68,669

		151,020
LIFE SCIENCES TOOLS & SERVICES — 2.55%
Albany Molecular Research Inc.[a,b]	628	9,068
Bio-Techne Corp.	808	90,835
Bruker Corp.	2,693	67,110
Cambrex Corp.[a]	748	39,203
Luminex Corp.[a]	916	19,630
NeoGenomics Inc.[a]	1,378	12,016
PAREXEL International Corp.[a,b]	1,278	85,434
PRA Health Sciences Inc.[a,b]	789	36,594

		359,890
MACHINERY — 1.90%
Alamo Group Inc.	229	15,373
Astec Industries Inc.	436	26,282
Briggs & Stratton Corp.	1,025	23,298
Douglas Dynamics Inc.	535	14,338
ESCO Technologies Inc.	608	25,749
Greenbrier Companies Inc. (The)	680	22,324

Security	Shares	Value
Hyster-Yale Materials Handling Inc.	207	$13,204
John Bean Technologies Corp.	687	45,974
Kadant Inc.	253	13,900
Lydall Inc.[a]	404	18,051
Standex International Corp.	311	27,617
Wabash National Corp.[a]	1,543	22,343

		268,453
MARINE — 0.06%
Matson Inc.	223	8,334

		8,334
MEDIA — 0.61%
Entercom Communications Corp. Class A	556	8,123
Gannett Co. Inc.	2,608	33,278
New Media Investment Group Inc.	1,064	18,790
Scholastic Corp.	620	25,482

		85,673
METALS & MINING — 1.64%
Materion Corp.	470	12,413
McEwen Mining Inc.[b]	5,308	23,567
Reliance Steel & Aluminum Co.	1,702	133,505
Schnitzer Steel Industries Inc. Class A	622	12,123
Worthington Industries Inc.	1,119	49,583

		231,191
MULTI-UTILITIES — 0.10%
Unitil Corp.	318	13,909

		13,909
MULTILINE RETAIL — 0.68%
Big Lots Inc.	1,185	63,018
Fred’s Inc. Class A	836	13,284
Ollie’s Bargain Outlet Holdings Inc.[a]	778	20,337

		96,639
OIL, GAS & CONSUMABLE FUELS — 0.57%
Renewable Energy Group Inc.[a,b]	895	8,727
REX American Resources Corp.[a,b]	139	9,146
World Fuel Services Corp.	1,307	62,213

		80,086
PAPER & FOREST PRODUCTS — 0.84%
Domtar Corp.	1,503	59,173
Mercer International Inc.	1,088	8,585
Neenah Paper Inc.	396	29,870
PH Glatfelter Co.	1,032	21,321

		118,949

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
PERSONAL PRODUCTS — 0.22%
Medifast Inc.	214	$7,537
Natural Health Trends Corp.[b]	197	6,617
USANA Health Sciences Inc.[a]	128	17,577

		31,731
PHARMACEUTICALS — 0.84%
Amphastar Pharmaceuticals Inc.[a]	754	12,200
ANI Pharmaceuticals Inc.[a,b]	192	11,635
Horizon Pharma PLC[a,b]	3,234	62,384
SciClone Pharmaceuticals Inc.[a]	1,110	11,722
Supernus Pharmaceuticals Inc.[a,b]	920	20,442

		118,383
PROFESSIONAL SERVICES — 2.05%
CBIZ Inc.[a]	1,203	13,004
Exponent Inc.	601	30,537
FTI Consulting Inc.[a]	528	22,620
GP Strategies Corp.[a]	326	6,833
Heidrick & Struggles International Inc.	425	8,271
Huron Consulting Group Inc.[a]	507	31,165
ICF International Inc.[a]	435	18,000
Insperity Inc.	352	27,629
Kelly Services Inc. Class A	737	15,086
Kforce Inc.	583	10,412
Korn/Ferry International	1,093	25,150
Mistras Group Inc.[a]	411	10,300
Navigant Consulting Inc.[a]	1,128	22,233
Resources Connection Inc.	887	13,216
RPX Corp.[a]	1,235	12,436
TrueBlue Inc.[a]	999	22,308

		289,200
REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.37%
Agree Realty Corp.[b]	547	27,744
Anworth Mortgage Asset Corp.	2,339	11,508
Apollo Commercial Real Estate Finance Inc.	1,598	25,967
Chimera Investment Corp.[b]	3,763	63,143
Easterly Government Properties Inc.	755	15,470
Four Corners Property Trust Inc.	1,299	28,201
Getty Realty Corp.	639	14,518
National Storage Affiliates Trust	791	16,904
New York Mortgage Trust Inc.[b]	2,498	16,337
One Liberty Properties Inc.	304	7,606
PennyMac Mortgage Investment Trust[a,c]	1,615	26,211
Resource Capital Corp.	762	10,371

Security	Shares	Value
Select Income REIT	1,533	$42,556
Seritage Growth Properties Class A	532	26,632
United Development Funding IVb	294	941

		334,109
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.16%
RE/MAX Holdings Inc. Class A	401	17,371
RMR Group Inc. (The) Class A	166	5,652

		23,023
ROAD & RAIL — 0.57%
ArcBest Corp.	581	10,870
Covenant Transportation Group Inc. Class Aa,b	279	6,286
Marten Transport Ltd.	582	12,600
Roadrunner Transportation Systems Inc.[a]	746	5,647
Saia Inc.[a]	595	17,190
Werner Enterprises Inc.	1,106	27,783

		80,376
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.07%
Advanced Energy Industries Inc.[a]	939	38,236
Ambarella Inc.[a,b]	746	43,253
Brooks Automation Inc.	1,619	20,286
Cabot Microelectronics Corp.	571	30,046
CEVA Inc.[a,b]	485	14,579
Cirrus Logic Inc.[a]	1,488	72,302
Cohu Inc.	611	6,452
Diodes Inc.[a]	26	481
FormFactor Inc.[a]	1,630	15,241
Integrated Device Technology Inc.[a]	3,015	66,300
IXYS Corp.	633	6,925
Kulicke & Soffa Industries Inc.[a]	1,664	20,900
MaxLinear Inc. Class Aa,b	1,314	28,658
MKS Instruments Inc.	1,255	57,329
Monolithic Power Systems Inc.	819	59,558
NeoPhotonics Corp.[a]	667	8,371
NVE Corp.	118	6,731
Photronics Inc.[a]	1,576	15,224
Rambus Inc.[a,b]	2,584	34,936
Rudolph Technologies Inc.[a]	699	12,316
SolarEdge Technologies Inc.[a]	530	9,487
Teradyne Inc.	4,852	95,827
Tessera Technologies Inc.	1,186	38,118
Ultratech Inc.[a]	594	14,517

		716,073

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
SOFTWARE — 2.23%
Ebix Inc.	621	$33,112
Ellie Mae Inc.[a,b]	709	65,306
Epiq Systems Inc.	470	7,680
Gigamon Inc.[a]	651	30,415
Manhattan Associates Inc.[a]	1,730	100,426
Progress Software Corp.[a]	1,064	30,920
QAD Inc. Class A	224	4,238
Rovi Corp.[a,b]	1,081	20,333
Rubicon Project Inc. (The)[a]	749	10,576
VASCO Data Security International Inc.[a]	707	11,814

		314,820
SPECIALTY RETAIL — 4.16%
Aaron’s Inc.	1,554	37,218
Abercrombie & Fitch Co. Class A	1,592	32,970
American Eagle Outfitters Inc.[b]	4,407	78,973
Ascena Retail Group Inc.[a]	3,700	30,081
Barnes & Noble Education Inc.[a]	909	10,508
Barnes & Noble Inc.	1,457	19,058
Big 5 Sporting Goods Corp.	414	4,372
Buckle Inc. (The)[b]	687	18,817
Caleres Inc.	1,036	27,268
Cato Corp. (The) Class A	616	22,034
Children’s Place Inc. (The)	475	39,700
Citi Trends Inc.	364	6,072
Express Inc.[a]	1,753	26,225
Finish Line Inc. (The) Class A	1,049	22,795
Francesca’s Holdings Corp.[a]	981	12,468
Genesco Inc.[a]	521	36,168
Guess? Inc.	1,492	21,962
Haverty Furniture Companies Inc.	425	7,833
Hibbett Sports Inc.[a,b]	542	18,927
Kirkland’s Inc.[a]	366	5,578
Murphy USA Inc.[a]	993	76,103
Shoe Carnival Inc.	352	9,261
Sportsman’s Warehouse Holdings Inc.[a]	754	7,676
Stage Stores Inc.	104	617
TravelCenters of America LLC[a]	797	6,527
Zumiez Inc.[a,b]	470	7,981

		587,192
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.22%
Cray Inc.[a]	964	30,424

		30,424

Security	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 0.48%
Iconix Brand Group Inc.[a]	993	$7,150
Movado Group Inc.	368	8,313
Tumi Holdings Inc.[a,b]	1,351	36,139
Unifi Inc.[a]	358	9,677
Vera Bradley Inc.[a,b]	497	7,236

		68,515
THRIFTS & MORTGAGE FINANCE — 1.92%
Bank Mutual Corp.	1,017	7,770
Beneficial Bancorp. Inc.	1,900	25,764
BofI Holding Inc.[a,b]	1,261	21,210
Federal Agricultural Mortgage Corp. Class C	227	8,724
Flagstar Bancorp. Inc.[a,b]	539	14,235
HomeStreet Inc.[a]	500	11,150
Meridian Bancorp. Inc.	1,240	18,228
Meta Financial Group Inc.	190	10,391
Northfield Bancorp. Inc.	965	14,407
Northwest Bancshares Inc.	2,272	33,876
Oritani Financial Corp.	893	14,485
Provident Financial Services Inc.	1,394	28,089
TrustCo Bank Corp. NY	2,275	15,083
United Financial Bancorp. Inc.	1,122	14,754
Waterstone Financial Inc.	556	8,718
WSFS Financial Corp.	670	23,577

		270,461
TOBACCO — 0.21%
Universal Corp./VA	511	30,307

		30,307
TRADING COMPANIES & DISTRIBUTORS — 0.26%
Aircastle Ltd.	1,396	31,019
Titan Machinery Inc.[a,b]	450	5,045

		36,064
WATER UTILITIES — 0.39%
Connecticut Water Service Inc.	265	13,528
Middlesex Water Co.	383	15,822
SJW Corp.	366	15,504
York Water Co. (The)	306	9,620

		54,474
WIRELESS TELECOMMUNICATION SERVICES — 1.02%
Boingo Wireless Inc.[a,b]	836	7,658
Shenandoah Telecommunications Co.	1,109	45,558
Spok Holdings Inc.	491	9,073
Telephone & Data Systems Inc.	2,303	72,521

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
U.S. Cellular Corp.[a]	244	$9,870

		144,680

TOTAL COMMON STOCKS
(Cost: $13,450,802)		14,141,304

SHORT-TERM INVESTMENTS — 6.94%

MONEY MARKET FUNDS — 6.94%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[d,e,f]	928,041	928,041
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[d,e,f]	51,279	51,279

		979,320

TOTAL SHORT-TERM INVESTMENTS
(Cost: $979,320)		979,320

Value
TOTAL INVESTMENTS IN SECURITIES — 107.09%
(Cost: $14,430,122)[g]	$15,120,624
Other Assets, Less Liabilities — (7.09)%	(1,000,987)

NET ASSETS — 100.00%	$14,119,637

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $14,475,781. Net unrealized appreciation was $644,843, of which $947,534 represented gross unrealized appreciation on securities and $302,691 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
PennyMac Mortgage Investment Trust	—	1,615	—	1,615	$26,211	$759	$—

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$14,140,363	$941	$—	$14,141,304
Money market funds	979,320	—	—	979,320

Total	$15,119,683	$941	$—	$15,120,624

See notes to financial statements.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2016

	iShares Edge MSCI Multifactor Global ETF	iShares Edge MSCI Multifactor Intl ETF	iShares Edge MSCI Multifactor Intl Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$4,674,737	$115,267,223	$4,753,839
Affiliated (Note 2)	46,106	217,983	99,979

Total cost of investments	$4,720,843	$115,485,206	$4,853,818

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$4,673,737	$113,968,594	$5,042,824
Affiliated (Note 2)	48,916	217,983	99,979

Total fair value of investments	4,722,653	114,186,577	5,142,803
Foreign currency, at value[b]	6,534	126,050	6,179
Receivables:
Investment securities sold	15,004	—	—
Due from custodian (Note 4)	—	20,641	—
Dividends and interest	5,481	50,394	3,593
Capital shares sold	—	59,223	—
Tax reclaims	1,359	56,478	1,766

Total Assets	4,751,031	114,499,363	5,154,341

LIABILITIES
Payables:
Investment securities purchased	11,236	20,641	—
Collateral for securities on loan (Note 1)	20,905	178,152	99,597
Foreign taxes (Note 1)	30	—	—
Investment advisory fees (Note 2)	1,943	31,567	2,451

Total Liabilities	34,114	230,360	102,048

NET ASSETS	$4,716,917	$114,269,003	$5,052,293

Net assets consist of:
Paid-in capital	$4,863,453	$116,806,288	$4,998,844
Undistributed net investment income	9,139	144,571	1,803
Accumulated net realized loss	(157,633)	(1,385,554)	(237,365)
Net unrealized appreciation (depreciation)	1,958	(1,296,302)	289,011

NET ASSETS	$4,716,917	$114,269,003	$5,052,293

Shares outstanding[c]	200,000	4,900,000	200,000

Net asset value per share	$23.58	$23.32	$25.26

[a]	Securities on loan with values of $19,342, $174,670 and $106,107, respectively. See Note 1.
[b]	Cost of foreign currency: $6,502, $124,820 and $6,113, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2016

	iShares Edge MSCI Multifactor USA ETF	iShares Edge MSCI Multifactor USA Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$105,235,692	$13,450,802
Affiliated (Note 2)	467,182	979,320

Total cost of investments	$105,702,874	$14,430,122

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$108,843,777	$14,141,304
Affiliated (Note 2)	467,182	979,320

Total fair value of investments	109,310,959	15,120,624
Receivables:
Investment securities sold	114,859	50,256
Dividends and interest	90,191	6,480

Total Assets	109,516,009	15,177,360

LIABILITIES
Payables:
Investment securities purchased	248,307	50,260
Collateral for securities on loan (Note 1)	317,125	979,320
Due to custodian	—	23,444
Investment advisory fees (Note 2)	22,396	4,699

Total Liabilities	587,828	1,057,723

NET ASSETS	$108,928,181	$14,119,637

Net assets consist of:
Paid-in capital	$105,816,111	$13,518,568
Undistributed net investment income	107,504	11,483
Accumulated net realized loss	(603,519)	(100,916)
Net unrealized appreciation	3,608,085	690,502

NET ASSETS	$108,928,181	$14,119,637

Shares outstanding[b]	4,350,000	450,000

Net asset value per share	$25.04	$31.38

[a]	Securities on loan with values of $312,309 and $956,966, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2016

	iShares Edge MSCI Multifactor Global ETF	iShares Edge MSCI Multifactor Intl ETF	iShares Edge MSCI Multifactor Intl Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$88,320	$1,328,986	$128,669
Dividends — affiliated (Note 2)	491	113	6
Securities lending income — affiliated — net (Note 2)	913	2,987	2,353

	89,724	1,332,086	131,028
Less: Other foreign taxes (Note 1)	(56)	—	—

Total investment income	89,668	1,332,086	131,028

EXPENSES
Investment advisory fees (Note 2)	18,641	205,036	28,835

Total expenses	18,641	205,036	28,835
Less investment advisory fees waived (Note 2)	(222)	(17,848)	—

Net expenses	18,419	187,188	28,835

Net investment income	71,249	1,144,898	102,193

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(144,221)	(1,357,987)	(231,044)
Investments — affiliated (Note 2)	(2,295)	—	—
Foreign currency transactions	56	6,225	1,091

Net realized loss	(146,460)	(1,351,762)	(229,953)

Net change in unrealized appreciation/depreciation on:
Investments	77,466	(1,392,245)	248,302
Translation of assets and liabilities in foreign currencies	230	2,378	25

Net change in unrealized appreciation/depreciation	77,696	(1,389,867)	248,327

Net realized and unrealized gain (loss)	(68,764)	(2,741,629)	18,374

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,485	$(1,596,731)	$120,567

[a]	Net of foreign withholding tax of $ 7,329, $131,404 and $12,338, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2016

	iShares Edge MSCI Multifactor USA ETF	iShares Edge MSCI Multifactor USA Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,108,442	$82,236
Dividends — affiliated (Note 2)	159	771
Securities lending income — affiliated — net (Note 2)	664	6,235

Total investment income	1,109,265	89,242

EXPENSES
Investment advisory fees (Note 2)	180,595	28,351

Total expenses	180,595	28,351
Less investment advisory fees waived (Note 2)	(18,631)	(2,306)

Net expenses	161,964	26,045

Net investment income	947,301	63,197

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(635,895)	(72,800)
In-kind redemptions — unaffiliated	579,921	230,083

Net realized gain (loss)	(55,974)	157,283

Net change in unrealized appreciation/depreciation	3,552,789	656,736

Net realized and unrealized gain	3,496,815	814,019

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,444,116	$877,216

[a]	Net of foreign withholding tax of $68 and $74, respectively.

See notes to financial statements.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®TRUST

	iShares Edge MSCI Multifactor Global ETF		iShares Edge MSCI Multifactor Intl ETF
	Year ended July 31, 2016	Period from April 28, 2015[a] to July 31, 2015	Year ended July 31, 2016	Period from April 28, 2015[a] to July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$71,249	$15,150	$1,144,898	$18,130
Net realized loss	(146,460)	(11,005)	(1,351,762)	(3,596)
Net change in unrealized appreciation/depreciation	77,696	(75,738)	(1,389,867)	93,565

Net increase (decrease) in net assets resulting from operations	2,485	(71,593)	(1,596,731)	108,099

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(66,320)	(11,108)	(1,031,832)	(16,821)

Total distributions to shareholders	(66,320)	(11,108)	(1,031,832)	(16,821)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,333,283	2,530,170	111,958,016	4,848,272

Net increase in net assets from capital share transactions	2,333,283	2,530,170	111,958,016	4,848,272

INCREASE IN NET ASSETS	2,269,448	2,447,469	109,329,453	4,939,550

NET ASSETS
Beginning of period	2,447,469	—	4,939,550	—

End of period	$4,716,917	$2,447,469	$114,269,003	$4,939,550

Undistributed net investment income included in net assets at end of period	$9,139	$3,875	$144,571	$10,290

SHARES ISSUED
Shares sold	100,000	100,000	4,700,000	200,000

Net increase in shares outstanding	100,000	100,000	4,700,000	200,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI Multifactor Intl Small-Cap ETF		iShares Edge MSCI Multifactor USA ETF
	Year ended July 31, 2016	Period from April 28, 2015[a] to July 31, 2015	Year ended July 31, 2016	Period from April 28, 2015[a] to July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$102,193	$13,170	$947,301	$10,135
Net realized loss	(229,953)	(394)	(55,974)	(12,209)
Net change in unrealized appreciation/depreciation	248,327	40,684	3,552,789	55,296

Net increase in net assets resulting from operations	120,567	53,460	4,444,116	53,222

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(108,703)	(11,875)	(842,192)	(7,740)

Total distributions to shareholders	(108,703)	(11,875)	(842,192)	(7,740)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	4,998,844	106,317,044	4,984,661
Cost of shares redeemed	—	—	(6,020,930)	—

Net increase in net assets from capital share transactions	—	4,998,844	100,296,114	4,984,661

INCREASE IN NET ASSETS	11,864	5,040,429	103,898,038	5,030,143

NET ASSETS
Beginning of period	5,040,429	—	5,030,143	—

End of period	$5,052,293	$5,040,429	$108,928,181	$5,030,143

Undistributed net investment income included in net assets at end of period	$1,803	$2,472	$107,504	$2,395

SHARES ISSUED AND REDEEMED
Shares sold	—	200,000	4,400,000	200,000
Shares redeemed	—	—	(250,000)	—

Net increase in shares outstanding	—	200,000	4,150,000	200,000

[a]	Commencement of operations.

See notes to financial statements.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI Multifactor USA Small-Cap ETF
	Year ended July 31, 2016	Period from April 28, 2015[a] to July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$63,197	$5,985
Net realized gain	157,283	20,401
Net change in unrealized appreciation/depreciation	656,736	33,766

Net increase in net assets resulting from operations	877,216	60,152

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(53,554)	(4,145)

Total distributions to shareholders	(53,554)	(4,145)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,741,106	4,531,135
Cost of shares redeemed	(1,521,338)	(1,510,935)

Net increase in net assets from capital share transactions	10,219,768	3,020,200

INCREASE IN NET ASSETS	11,043,430	3,076,207

NET ASSETS
Beginning of period	3,076,207	—

End of period	$14,119,637	$3,076,207

Undistributed net investment income included in net assets at end of period	$11,483	$1,840

SHARES ISSUED AND REDEEMED
Shares sold	400,000	150,000
Shares redeemed	(50,000)	(50,000)

Net increase in shares outstanding	350,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Multifactor Global ETF

	Year ended Jul. 31, 2016	Period from Apr. 28, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$24.47	$25.28

Income from investment operations:
Net investment income[b]	0.43	0.15
Net realized and unrealized loss[c]	(0.99)	(0.85)

Total from investment operations	(0.56)	(0.70)

Less distributions from:
Net investment income	(0.33)	(0.11)

Total distributions	(0.33)	(0.11)

Net asset value, end of period	$23.58	$24.47

Total return	(2.20)%	(2.77)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,717	$2,447
Ratio of expenses to average net assets[e]	0.49%	0.49%
Ratio of expenses to average net assets prior to waived fees[e]	0.50%	0.50%
Ratio of net investment income to average net assets[e]	1.91%	2.37%
Portfolio turnover rate[f]	43%	21%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the year ended July 31, 2016 and the period ended July 31, 2015 were 43% and 21% respectively. See Note 4.

See notes to financial statements.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Multifactor Intl ETF

	Year ended Jul. 31, 2016	Period from Apr. 28, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$24.70	$24.92

Income from investment operations:
Net investment income[b]	0.57	0.15
Net realized and unrealized loss[c]	(1.71)	(0.20)

Total from investment operations	(1.14)	(0.05)

Less distributions from:
Net investment income	(0.24)	(0.17)

Total distributions	(0.24)	(0.17)

Net asset value, end of period	$23.32	$24.70

Total return	(4.62)%	(0.21)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$114,269	$4,940
Ratio of expenses to average net assets[e]	0.41%	0.45%
Ratio of expenses to average net assets prior to waived fees	0.45%	n/a
Ratio of net investment income to average net assets[e]	2.51%	2.29%
Portfolio turnover rate[f]	38%	19%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Multifactor Intl Small-Cap ETF

	Year ended Jul. 31, 2016	Period from Apr. 28, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$25.20	$25.03

Income from investment operations:
Net investment income[b]	0.51	0.13
Net realized and unrealized gain[c]	0.09	0.16

Total from investment operations	0.60	0.29

Less distributions from:
Net investment income	(0.54)	(0.12)

Total distributions	(0.54)	(0.12)

Net asset value, end of period	$25.26	$25.20

Total return	2.48%	1.15%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,052	$5,040
Ratio of expenses to average net assets[e]	0.60%	0.60%
Ratio of net investment income to average net assets[e]	2.13%	2.03%
Portfolio turnover rate[f]	49%	17%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Multifactor USA ETF

	Year ended Jul. 31, 2016	Period from Apr. 28, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$25.15	$25.12

Income from investment operations:
Net investment income[b]	0.44	0.08
Net realized and unrealized gain (loss)[c]	(0.22)	0.03

Total from investment operations	0.22	0.11

Less distributions from:
Net investment income	(0.33)	(0.08)

Total distributions	(0.33)	(0.08)

Net asset value, end of period	$25.04	$25.15

Total return	0.92%	0.43%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$108,928	$5,030
Ratio of expenses to average net assets[e]	0.31%	0.35%
Ratio of expenses to average net assets prior to waived fees	0.35%	n/a
Ratio of net investment income to average net assets[e]	1.84%	1.23%
Portfolio turnover rate[f]	45%	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Multifactor USA Small-Cap ETF

	Year ended Jul. 31, 2016	Period from Apr. 28, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$30.76	$30.13

Income from investment operations:
Net investment income[b]	0.33	0.06
Net realized and unrealized gain[c]	0.58	0.61

Total from investment operations	0.91	0.67

Less distributions from:
Net investment income	(0.29)	(0.04)

Total distributions	(0.29)	(0.04)

Net asset value, end of period	$31.38	$30.76

Total return	3.03%	2.23%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$14,120	$3,076
Ratio of expenses to average net assets[e]	0.46%	0.50%
Ratio of expenses to average net assets prior to waived fees	0.50%	n/a
Ratio of net investment income to average net assets[e]	1.11%	0.75%
Portfolio turnover rate[f]	49%	17%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name	Diversification Classification
Edge MSCI Multifactor Global	iShares FactorSelect MSCI Global ETF	Non-diversified
Edge MSCI Multifactor Intl	iShares FactorSelect MSCI International ETF	Non-diversified
Edge MSCI Multifactor Intl Small-Cap	iShares FactorSelect MSCI Intl Small-Cap ETF	Non-diversified
Edge MSCI Multifactor USA	iShares FactorSelect MSCI USA ETF	Non-diversified
Edge MSCI Multifactor USA Small-Cap	iShares FactorSelect MSCI USA Small-Cap ETF	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2016, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Non-cash Collateral Received, at Fair Value [a]	Net Amount [b]
Edge MSCI Multifactor Global
Citigroup Global Markets Inc.	$11,850	$11,850	$—	$—
Credit Suisse Securities (USA) LLC	4,481	4,481	—	—
JPMorgan Clearing Corp.	3,011	3,011	—	—

	$19,342	$19,342	$—	$—

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Non-cash Collateral Received, at Fair Value [a]	Net Amount [b]
Edge MSCI Multifactor Intl
Citigroup Global Markets Inc.	$174,670	$174,670	$—	$—

Edge MSCI Multifactor Intl Small-Cap
Citigroup Global Markets Inc.	$7,686	$7,686	$—	$—
Credit Suisse Securities (USA) LLC	30,130	19,514	9,659	(957)
Deutsche Bank Securities Inc.	10,871	10,757	—	(114)
Jefferies LLC	4,172	4,172	—	—
JPMorgan Clearing Corp.	21,149	21,149	—	—
Merrill Lynch, Pierce, Fenner & Smith	32,099	32,099	—	—

	$106,107	$95,377	$9,659	$(1,071)

Edge MSCI Multifactor USA
JPMorgan Clearing Corp.	$312,309	$312,309	$—	$—

Edge MSCI Multifactor USA Small-Cap
BNP Paribas Prime Brokerage Inc.	$23,959	$23,959	$—	$—
Citigroup Global Markets Inc.	121,756	121,756	—	—
Credit Suisse Securities (USA) LLC	223,842	223,842	—	—
Deutsche Bank Securities Inc.	147,109	147,109	—	—
Jefferies LLC	36,937	36,937	—	—
JPMorgan Clearing Corp.	373,352	373,352	—	—
Merrill Lynch, Pierce, Fenner & Smith	30,011	30,011	—	—

	$956,966	$956,966	$—	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares Edge MSCI Multifactor Global ETF, BFA is entitled to an annual investment advisory fee of 0.50% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2020 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds, if any.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Edge MSCI Multifactor Intl	0.45%
Edge MSCI Multifactor Intl Small-Cap	0.60
Edge MSCI Multifactor USA	0.35
Edge MSCI Multifactor USA Small-Cap	0.50

For the year ended July 31, 2016, BFA has voluntarily waived a portion of its investment advisory fees for the iShares Edge MSCI Multifactor USA, iShares Edge MSCI Multifactor USA Small-Cap and iShares Edge MSCI Multifactor Intl ETFs in the amounts of $18,631, $2,306 and $17,848, respectively.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares Edge MSCI Multifactor USA ETF and iShares Edge MSCI Multifactor USA Small-Cap ETF (the “Group 1 Funds”), retain 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares Edge MSCI Multifactor Global ETF, iShares Edge MSCI Multifactor Intl ETF and Edge MSCI Multifactor Intl Small-Cap ETF (the “Group 2 Funds”), retain 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended July 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Edge MSCI Multifactor Global	$236
Edge MSCI Multifactor Intl	778
Edge MSCI Multifactor Intl Small-Cap	593
Edge MSCI Multifactor USA	287
Edge MSCI Multifactor USA Small-Cap	2,633

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain Funds, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2016 were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Multifactor Global	$1,760,363	$1,577,903
Edge MSCI Multifactor Intl	21,765,399	17,189,529
Edge MSCI Multifactor Intl Small-Cap	2,363,581	2,368,825
Edge MSCI Multifactor USA	24,441,878	22,874,148
Edge MSCI Multifactor USA Small-Cap	3,080,396	2,822,215

In-kind transactions (see Note 4) for the year ended July 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Multifactor Global	$2,170,234	$—
Edge MSCI Multifactor Intl	107,176,737	—
Edge MSCI Multifactor USA	105,260,748	5,922,922
Edge MSCI Multifactor USA Small-Cap	11,514,970	1,484,831

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of a Fund; less publicly available information about issuers; the imposition of

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by a fund, whether directly or indirectly, issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2016, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Edge MSCI Multifactor Global	$—	$335	$(335)
Edge MSCI Multifactor Intl	—	21,215	(21,215)
Edge MSCI Multifactor Intl Small-Cap	—	5,841	(5,841)
Edge MSCI Multifactor USA	535,336	—	(535,336)
Edge MSCI Multifactor USA Small-Cap	219,794	—	(219,794)

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 was as follows:

iShares ETF	2016	2015
Edge MSCI Multifactor Global
Ordinary income	$66,320	$11,108

Edge MSCI Multifactor Intl
Ordinary income	$1,031,832	$16,821

Edge MSCI Multifactor Intl Small-Cap
Ordinary income	$108,703	$11,875

Edge MSCI Multifactor USA
Ordinary income	$842,192	$7,740

Edge MSCI Multifactor USA Small-Cap
Ordinary income	$53,554	$4,145

As of July 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Edge MSCI Multifactor Global	$18,912	$(13,183)	$(10,028)	$(142,237)	$(146,536)
Edge MSCI Multifactor Intl	434,062	(11,012)	(1,926,745)	(1,033,590)	(2,537,285)
Edge MSCI Multifactor Intl Small-Cap	33,554	(9,169)	256,540	(227,476)	53,449
Edge MSCI Multifactor USA	107,504	(17,362)	3,147,420	(125,492)	3,112,070
Edge MSCI Multifactor USA Small-Cap	12,610	(16,322)	644,843	(40,062)	601,069

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2016, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Edge MSCI Multifactor Global	$13,183
Edge MSCI Multifactor Intl	11,012
Edge MSCI Multifactor Intl Small-Cap	9,169
Edge MSCI Multifactor USA	17,362
Edge MSCI Multifactor USA Small-Cap	16,322

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	71

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Edge MSCI Multifactor Global ETF, iShares Edge MSCI Multifactor Intl ETF, iShares Edge MSCI Multifactor Intl Small-Cap ETF, iShares Edge MSCI Mulitfactor USA ETF and iShares Edge MSCI Multifactor USA Small-Cap ETF (the “Funds”) at July 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 26, 2016

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2016:

iShares ETF	Qualified Dividend Income
Edge MSCI Multifactor Global	$84,789
Edge MSCI Multifactor Intl	1,281,528
Edge MSCI Multifactor Intl Small-Cap	116,358
Edge MSCI Multifactor USA	1,072,582
Edge MSCI Multifactor USA Small-Cap	69,973

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended July 31, 2016 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Edge MSCI Multifactor Global	29.99%
Edge MSCI Multifactor USA	100.00
Edge MSCI Multifactor USA Small-Cap	98.79

For the fiscal year ended July 31, 2016, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Edge MSCI Multifactor Global	$69,448	$7,385
Edge MSCI Multifactor Intl	1,460,390	131,403
Edge MSCI Multifactor Intl Small-Cap	141,007	12,274

TAX INFORMATION	73

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Edge MSCI Multifactor Global ETF and iShares Edge MSCI Multifactor USA ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	75

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares Edge MSCI Multifactor Intl ETF, iShares Edge MSCI Multifactor Intl Small-Cap ETF and iShares Edge MSCI Multifactor USA Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for iShares Edge MSCI Multifactor Intl ETF were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds, and the investment advisory fee rates and

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	77

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

overall expenses (net of waivers and reimbursements) for iShares Edge MSCI Multifactor Intl Small-Cap ETF and iShares Edge MSCI Multifactor USA Small-Cap ETF were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. The Board further noted that the pricing for iShares Edge MSCI Multifactor Intl Small-Cap ETF and iShares Edge MSCI Multifactor USA Small-Cap ETF reflects these Funds’ multi-factor-based exposures, as compared to some of their respective competitor funds as determined by Broadridge, which are market-capitalization weighted or single-factor-based exposure funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	79

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Edge MSCI Multifactor Global	$0.331600	$—	$—	$0.331600	100%	—%	—%	100%
Edge MSCI Multifactor Intl	0.238092	—	—	0.238092	100	—	—	100
Edge MSCI Multifactor Intl Small-Cap	0.521758	—	0.021757	0.543515	96	—	4	100
Edge MSCI Multifactor USA	0.325061	—	—	0.325061	100	—	—	100
Edge MSCI Multifactor USA Small-Cap	0.278656	—	0.010151	0.288807	96	—	4	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	81

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Edge MSCI Multifactor Global ETF

Period Covered: April 28, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.34%
Greater than 1.0% and Less than 1.5%	11	3.69
Greater than 0.5% and Less than 1.0%	89	29.87
Between 0.5% and –0.5%	192	64.42
Less than –0.5% and Greater than –1.0%	4	1.34
Less than –1.0% and Greater than –1.5%	1	0.34

	298	100.00%

iShares Edge MSCI Multifactor Intl ETF

Period Covered: April 28, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.34%
Greater than 2.0% and Less than 2.5%	3	1.01
Greater than 1.5% and Less than 2.0%	16	5.37
Greater than 1.0% and Less than 1.5%	53	17.79
Greater than 0.5% and Less than 1.0%	115	38.58
Between 0.5% and –0.5%	108	36.24
Less than –0.5% and Greater than –1.0%	2	0.67

	298	100.00%

iShares Edge MSCI Multifactor Intl Small-Cap ETF

Period Covered: April 28, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	15	5.03%
Greater than 1.0% and Less than 1.5%	51	17.11
Greater than 0.5% and Less than 1.0%	92	30.87
Between 0.5% and –0.5%	127	42.62
Less than –0.5% and Greater than –1.0%	10	3.36
Less than –1.0% and Greater than –1.5%	3	1.01

	298	100.00%

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Edge MSCI Multifactor USA ETF

Period Covered: April 28, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	298	100.00%

iShares Edge MSCI Multifactor USA Small-Cap ETF

Period Covered: April 28, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	3	1.01%
Greater than 0.5% and Less than 1.0%	11	3.69
Between 0.5% and –0.5%	284	95.3

	298	100.00%

SUPPLEMENTAL INFORMATION	83

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 342 funds (as of July 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

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Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	85

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years

Madhav V. Rajan (51)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

86	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (45)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	87

Notes:

88	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	89

Notes:

90	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-714-0716

JULY 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares Currency Hedged MSCI Europe Small-Cap ETF | HEUS | BATS
➢	iShares Edge MSCI Min Vol EAFE Currency Hedged ETF | HEFV | BATS
➢	iShares Edge MSCI Min Vol EAFE ETF | EFAV | NYSE Arca
➢	iShares Edge MSCI Min Vol Europe Currency Hedged ETF | HEUV | BATS
➢	iShares Edge MSCI Min Vol Europe ETF | EUMV | NYSE Arca
➢	iShares MSCI Europe Small-Cap ETF | IEUS | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

INTERNATIONAL EQUITY MARKET OVERVIEW

International equity markets declined for the 12 months ended July 31, 2016 (the “reporting period”). The MSCI ACWI ex U.S.A Index, a broad global equity index that includes both developed and emerging markets but excludes the U.S., returned -5.54% for the reporting period.

International stocks fell throughout the first half of the reporting period amid lower energy prices and weaker global economic growth, including slowdowns in larger economies such as the U.S., the U.K., and China. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates. The primary exception was the U.S., where the Federal Reserve Bank (the “Fed”) raised its short-term interest rate target in December 2015, ending a seven-year period of near-zero interest rates.

International equity markets recovered somewhat in the latter half of the reporting period. Central bank stimulus activity and a recovery in energy prices helped international equity markets reverse course, as did signs of stabilization in China. Late in the reporting period, market volatility increased following the “Brexit” referendum in the U.K., where an affirmative vote to leave the European Union led to a sharp decline in the British pound (which fell by 18% against the U.S. dollar for the reporting period) and increased expectations of an interest rate cut from the Bank of England.

From a regional perspective, equity markets in the Asia/Pacific region held up the best, though performance was mixed. Australia and New Zealand posted positive returns for the reporting period, benefiting from improving economic growth. However, other equity markets in the region, including Hong Kong and Singapore, fell during the reporting period.

In Japan, the stock market declined by nearly 20% as the Japanese economy continued to stagnate despite extensive economic stimulus measures from the Bank of Japan. However, a strong rally in the Japanese yen, which appreciated by 17% against the U.S. dollar, helped offset the overall market decline, resulting in a modestly negative return in U.S. dollar terms.

European stock markets declined by approximately 10% for the reporting period. Although the European Central Bank increased its quantitative easing measures during the reporting period, economic growth in the Eurozone remained muted. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most for the reporting period, while Belgium and Denmark were the best performers.

In the U.K., the equity market advanced by about 4% in local currency terms for the reporting period as the economic environment appeared to improve in 2016 after slowing over the last half of 2015. However, expectations that Brexit will have a negative impact on the U.K. economy put downward pressure on the British pound relative to other major currencies. As a result, the U.K. stock market’s return in U.S. dollar terms was negative.

Emerging markets stocks declined by approximately 1% for the reporting period. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil. Stock markets in Eastern Europe fell the most, primarily because of sharp declines in Greece, Poland, and the Czech Republic.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI EUROPE SMALL-CAP ETF

Performance as of July 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	3.53%	3.32%	3.70%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/29/15. The first day of secondary market trading was 11/2/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,074.20	$0.15	$1,000.00	$1,024.70	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Currency Hedged MSCI Europe Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization European developed market equities while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI Europe Small Cap 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI EUROPE SMALL-CAP ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Europe Small-Cap ETF. For the period from October 29, 2015 (inception date of the Fund) through July 31, 2016 (the “reporting period”), the total return for the Fund was 3.53%, net of fees, while the total return for the Index was 3.70%.

Small-capitalization European stocks, as represented by the Index, delivered a modest positive return for the reporting period. Volatility and tepid equity performance were largely the result of Brexit, the United Kingdom’s decision to exit the European Union, and uncertainty regarding the strength of global economic recovery.

In terms of currency valuations, the British pound experienced a substantial depreciation relative to the U.S. dollar. The Brexit vote triggered an immediate, sharp devaluation of the British pound, which partially rebounded to finish the reporting period down approximately 15% relative to the U.S. dollar. Although the weaker British pound had an impact on returns, foreign exchange hedging helped to mitigate the effects of currency movements for U.S. investors.

The euro, Swiss franc, and Swedish krona all finished the reporting period relatively flat relative to the U.S. dollar, as the U.S. economy’s slow growth led to monetary policy that converged with that of many global central banks.

The United Kingdom, the largest country weighting in the Index at an average of 35%, was the most significant country detractor from Index performance measured in U.S. dollars. Modest equity performance and the sharply declining British pound in the wake of the Brexit vote detracted from returns for U.S. investors. Italy also declined, amid weak economic growth.

Switzerland, Sweden, Germany, and France contributed to Index performance. Small-capitalization issues in these countries generally outperformed their large-capitalization counterparts amid slow regional growth.

From a sector standpoint, industrials, and information technology contributed significantly to Index returns during the reporting period. Healthcare and consumer staples companies, generally considered safe haven sectors during periods of market uncertainty and volatility, also contributed. The financials sector detracted meaningfully from Index performance. Already hindered by concerns of margin pressure as a result of low interest rates, European banks came under additional pressure after the Brexit vote and in anticipation of regulatory stress tests. Consumer discretionary stocks detracted as consumer confidence weakened. The energy sector hindered Index performance amid price declines for oil and other commodities.

ALLOCATION BY SECTOR1

As of 7/31/16

Sector	Percentage of Total Investments [2]

Financials	23.47%
Industrials	22.38
Consumer Discretionary	14.67
Information Technology	10.60
Health Care	9.06
Materials	7.51
Consumer Staples	5.26
Energy	3.27
Utilities	2.24
Telecommunication Services	1.54

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 7/31/16

Country	Percentage of Total Investments [2]

United Kingdom	31.76%
Germany	11.47
Sweden	10.23
Switzerland	8.00
France	7.85
Italy	6.67
Spain	4.54
Netherlands	3.54
Belgium	3.50
Finland	2.83

TOTAL	90.39%

[1]	Table shown is for the iShares MSCI Europe Small-Cap ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL EAFE CURRENCY HEDGED ETF

Performance as of July 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	2.82%	2.67%	3.63%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/29/15. The first day of secondary market trading was 11/2/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,032.20	$0.15	$1,000.00	$1,024.70	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Edge MSCI Min Vol EAFE Currency Hedged ETF (the “Fund”) (formerly the iShares Currency Hedged MSCI EAFE Minimum Volatility ETF) seeks to track the investment results of an index composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the U.S. and Canada while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI EAFE Minimum Volatility (USD) 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL EAFE CURRENCY HEDGED ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares Edge MSCI Min Vol EAFE ETF (formerly the iShares MSCI EAFE Minimum Volatility ETF). For the period from October 29, 2015 (inception date of the Fund) through July 31, 2016 (the “reporting period”), the total return for the Fund was 2.82%, net of fees, while the total return for the Index was 3.63%.

The Index delivered modestly positive performance for the reporting period and outperformed broader international stock markets as represented by the MSCI EAFE Index. During the reporting period, the broader market experienced volatility largely as a result of Brexit, the United Kingdom’s decision to exit the European Union, and uncertainty regarding the strength of global economic recovery.

Minimum volatility stocks in Japan, the largest weighting at an average of 29% of the Index, made the most significant contribution to Index returns measured in U.S. dollars. Although Japanese stocks in general declined as the Japanese economy continued to struggle, minimum volatility stocks held their value better than the broader market. The rising Japanese yen also helped performance for U.S. investors in Japan. Australia contributed meaningfully to performance, as economic growth exceeded most analysts’ expectations. Hong Kong also contributed to Index performance for the reporting period.

At the other end of the spectrum, the United Kingdom, at an average weighting of 24% of the Index, was the most significant detractor from Index performance in U.S. dollar terms. Modest equity performance and the sharply declining British pound in the wake of the Brexit vote detracted from returns for U.S. investors. France also detracted from Index returns amid weak regional growth.

From a sector standpoint, healthcare, consumer staples, and materials, considered less sensitive to changes in economic growth, contributed to the Index’s return. The financials and telecommunication services sectors also contributed. Consumer discretionary stocks detracted meaningfully from Index performance.

In terms of currency valuations, the Japanese yen gained 16% against the U.S. dollar. The Australian dollar appreciated 7% against the U.S. dollar. The British pound experienced substantial depreciation relative to the U.S. dollar. The Brexit vote triggered an immediate, sharp devaluation of the British pound, which partially rebounded to finish the reporting period 15% lower against the U.S. dollar. Although currency fluctuations had an impact on returns, foreign exchange hedging helped to mitigate the effects of currency movement and deliver returns that were relatively close to individual countries’ local currency returns.

ALLOCATION BY SECTOR1

As of 7/31/16

Sector	Percentage of Total Investments [2]
Financials	18.61%
Consumer Staples	17.72
Health Care	17.56
Industrials	12.05
Consumer Discretionary	10.33
Telecommunication Services	10.26
Utilities	8.81
Information Technology	2.49
Materials	1.73
Energy	0.44

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 7/31/16

Country	Percentage of Total Investments [2]
Japan	29.14%
United Kingdom	23.04
Switzerland	11.79
Hong Kong	8.56
Australia	6.35
France	4.79
Singapore	3.89
Germany	3.81
Israel	2.32
Denmark	1.98

TOTAL	95.67%

[1]	Table shown is for the iShares Edge MSCI Min Vol EAFE ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL EAFE ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.19%	3.07%	3.25%	3.19%	3.07%	3.25%
Since Inception	9.56%	9.50%	9.65%	54.82%	54.45%	55.38%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,097.80	$1.04	$1,000.00	$1,023.90	$1.01	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL EAFE ETF

The iShares Edge MSCI Min Vol EAFE ETF (the “Fund”) (formerly the iShares MSCI EAFE Minimum Volatility ETF) seeks to track the investment results of an index composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the U.S. and Canada, as represented by the MSCI EAFE Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 3.19%, net of fees, while the total return for the Index was 3.25%.

The Index delivered modestly positive performance for the reporting period and outperformed broader international stock markets as represented by the MSCI EAFE Index. During the reporting period, the broader market experienced volatility largely as a result of Brexit, the United Kingdom’s decision to exit the European Union, and uncertainty regarding the strength of global economic recovery.

Minimum volatility stocks in Japan, the largest weighting at an average of 29% of the Index, made the most significant contribution to Index returns. Although Japanese stocks in general declined as the Japanese economy continued to struggle, minimum volatility stocks held their value better than the broader market. The rising Japanese yen also helped performance for U.S. investors in Japan. Australia contributed meaningfully to performance, as economic growth exceeded most analysts’ expectations. Hong Kong also contributed to Index performance for the reporting period.

At the other end of the spectrum, the United Kingdom, at an average weighting of 24% of the Index, was the most significant detractor from Index performance. Modest equity performance and the sharply declining British pound in the wake of the Brexit vote detracted from returns for U.S. investors. France also detracted from Index returns amid weak regional growth.

From a sector standpoint, healthcare, consumer staples, and materials, considered less sensitive to changes in economic growth, contributed to the Index’s return. The financials and telecommunication services sectors also contributed. Consumer discretionary stocks detracted meaningfully from Index performance.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	18.61%
Consumer Staples	17.72
Health Care	17.56
Industrials	12.05
Consumer Discretionary	10.33
Telecommunication Services	10.26
Utilities	8.81
Information Technology	2.49
Materials	1.73
Energy	0.44

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

Japan	29.14%
United Kingdom	23.04
Switzerland	11.79
Hong Kong	8.56
Australia	6.35
France	4.79
Singapore	3.89
Germany	3.81
Israel	2.32
Denmark	1.98

TOTAL	95.67%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL EUROPE CURRENCY HEDGED ETF

Performance as of July 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	3.35%	2.71%	2.98%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/29/15. The first day of secondary market trading was 11/2/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,036.80	$0.15	$1,000.00	$1,024.70	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Edge MSCI Min Vol Europe Currency Hedged ETF (the “Fund”) (formerly the iShares Currency Hedged MSCI Europe Minimum Volatility ETF) seeks to track the investment results of an index composed of European developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader European developed equity markets while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI Europe Minimum Volatility (USD) 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL EUROPE CURRENCY HEDGED ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares Edge MSCI Min Vol Europe ETF (formerly the iShares MSCI Europe Minimum Volatility ETF). For the period from October 29, 2015 (inception date of the Fund) through July 31, 2016 (the “reporting period”), the total return for the Fund was 3.35%, net of fees, while the total return for the Index was 2.98%.

The Index delivered modestly positive performance for the reporting period and outperformed broader European stock markets as represented by the MSCI Europe Index. During the reporting period, the broader market experienced volatility largely as the result of Brexit, the United Kingdom’s decision to exit the European Union, and uncertainty regarding the strength of global economic recovery.

Stocks in Switzerland and Denmark contributed to Index returns for the reporting period, as economic growth in those countries improved. The United Kingdom, the largest country weighting at an average of 35% of the Index, was the most significant detractor from Index performance. Although U.K. equities advanced for much of the reporting period in local currency terms, a selloff in the wake of the Brexit vote largely retraced those gains. Sweden and France also detracted from Index performance, amid weak regional growth.

From a sector standpoint, materials, consumer staples, and healthcare, considered safe haven sectors during periods of market uncertainty, contributed to the Index’s returns. The consumer discretionary sector detracted from performance, reflecting a decline in retail industries. Telecommunication services and financial companies also detracted meaningfully from Index returns. Already hindered by concerns of margin pressure as a result of low interest rates, European banks came under additional pressure in anticipation of regulatory stress tests.

In terms of currency valuations, the British pound experienced substantial depreciation relative to the U.S. dollar. The Brexit vote triggered an immediate, sharp devaluation of the British pound, which partially rebounded to finish the reporting period 15% lower against the U.S. dollar. Although the weaker British pound had an impact on Index returns, foreign exchange hedging helped to mitigate the effects of the currency movements.

The euro, Swiss franc, and Swedish krona all finished the reporting period relatively flat relative to the U.S. dollar, as the U.S. economy’s slow growth led to monetary policy that converged with that of many global central banks.

ALLOCATION BY SECTOR1

As of 7/31/16

Sector	Percentage of Total Investments [2]

Consumer Staples	21.05%
Health Care	19.78
Financials	14.89
Consumer Discretionary	10.12
Telecommunication Services	9.57
Industrials	9.20
Utilities	9.00
Materials	3.18
Energy	1.70
Information Technology	1.51

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 7/31/16

Country	Percentage of Total Investments [2]

United Kingdom	34.46%
Switzerland	19.27
France	10.77
Germany	8.96
Denmark	5.58
Belgium	4.91
Sweden	3.46
Spain	3.30
Finland	2.46
Ireland	1.99

TOTAL	95.16%

[1]	Table shown is for the iShares Edge MSCI Min Vol Europe ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL EUROPE ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.98)%	(3.02)%	(2.98)%	(2.98)%	(3.02)%	(2.98)%
Since Inception	(0.80)%	(0.82)%	(0.72)%	(1.72)%	(1.77)%	(1.54)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/3/14. The first day of secondary market trading was 6/5/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,041.60	$1.27	$1,000.00	$1,023.60	$1.26	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL EUROPE ETF

The iShares Edge MSCI Min Vol Europe ETF (the “Fund”) (formerly the iShares MSCI Europe Minimum Volatility ETF) seeks to track the investment results of an index composed of European developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader European developed equity markets, as represented by the MSCI Europe Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -2.98%, net of fees, while the total return for the Index was -2.98%.

The Index delivered modestly negative performance for the reporting period, but outperformed broader European stock markets as represented by the MSCI Europe Index. During the reporting period, the broader market experienced volatility largely as the result of Brexit, the United Kingdom’s decision to exit the European Union, and uncertainty regarding the strength of global economic recovery.

The United Kingdom, the largest country weighting at an average of 35% of the Index, was the most significant detractor from Index performance for the reporting period. Although U.K. equities advanced for much of the reporting period in local currency terms, the Brexit vote triggered a sharp devaluation of the British pound, resulting in a negative return for U.S. investors. Sweden and France also detracted from Index performance, amid weak regional growth. Similarly, Finland and Norway hindered Index returns as the countries struggled with tepid economic conditions. Stocks in Germany and Italy contributed to Index performance despite economic weakness in the region.

From a sector standpoint, telecommunication services and consumer discretionary detracted meaningfully from Index performance during the reporting period. Financial stocks also detracted from returns. Already hindered by concerns of margin pressure as a result of low interest rates, European banks came under additional pressure in anticipation of regulatory stress tests.

The consumer staples and materials sectors contributed to Index returns, as both sectors are generally considered safe haven sectors during periods of market uncertainty and volatility.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Consumer Staples	21.05%
Health Care	19.78
Financials	14.89
Consumer Discretionary	10.12
Telecommunication Services	9.57
Industrials	9.20
Utilities	9.00
Materials	3.18
Energy	1.70
Information Technology	1.51

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

United Kingdom	34.46%
Switzerland	19.27
France	10.77
Germany	8.96
Denmark	5.58
Belgium	4.91
Sweden	3.46
Spain	3.30
Finland	2.46
Ireland	1.99

TOTAL	95.16%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI EUROPE SMALL-CAP ETF

Performance as of July 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(4.14)%	(4.50)%	(4.31)%	(4.14)%	(4.50)%	(4.31)%
5 Years	5.63%	5.78%	5.33%	31.51%	32.45%	29.67%
Since Inception	1.58%	1.58%	1.93%	14.68%	14.61%	18.11%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Index performance through August 31, 2014 reflects the performance of the FTSE Developed Small Cap ex-North America Index. Index performance beginning on September 1, 2014 reflects the performance of the MSCI Europe Small Cap Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,073.10	$2.06	$1,000.00	$1,022.90	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

The iShares MSCI Europe Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities in Europe, as represented by the MSCI Europe Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -4.14%, net of fees, while the total return for the Index was -4.31%.

European small-capitalization stocks, as represented by the Index, delivered a modest single-digit loss for the reporting period, but outperformed the broader European equity market, which had a greater decline. The decline in European stocks overall reflected ongoing uncertainty around the effectiveness of monetary policy initiatives by the European Central Bank to support the still-weak regional economy. Lower stock prices were also due in part to the United Kingdom’s Brexit vote, which resulted in a significant decline in the British pound relative to the U.S. dollar.

European small-capitalization stocks performed better than their larger-capitalization counterparts. Smaller stocks tend to have greater early-stage growth potential than larger stocks. During the reporting period, investors favored small-caps with the expectation that they would derive greater benefits from lower interest rates in the Eurozone.

Small-capitalization stocks in the United Kingdom constituted approximately 35% of the Index on average and were the most significant detractors from Index performance. A significant portion of this decline was attributable to the steep depreciation of the British pound relative to the U.S. dollar in the aftermath of the Brexit vote. Small-capitalization stocks in the struggling economies of Italy, Spain, and Portugal also detracted from Index performance. Acting as partial offsets to these declines were the solid performances of small-capitalization stocks in the more-stable European economies of Sweden, Germany, and Switzerland.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	23.47%
Industrials	22.38
Consumer Discretionary	14.67
Information Technology	10.60
Health Care	9.06
Materials	7.51
Consumer Staples	5.26
Energy	3.27
Utilities	2.24
Telecommunication Services	1.54

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

United Kingdom	31.76%
Germany	11.47
Sweden	10.23
Switzerland	8.00
France	7.85
Italy	6.67
Spain	4.54
Netherlands	3.54
Belgium	3.50
Finland	2.83

TOTAL	90.39%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2016 and held through July 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI EUROPE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 100.60%

EXCHANGE-TRADED FUNDS — 100.60%
iShares MSCI Europe Small-Cap ETF[a]	29,042	$1,277,558

		1,277,558

TOTAL INVESTMENT COMPANIES
(Cost: $1,324,875)		1,277,558

SHORT-TERM INVESTMENTS — 0.08%

MONEY MARKET FUNDS — 0.08%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[b,c]	999	999

		999

TOTAL SHORT-TERM INVESTMENTS
(Cost: $999)		999

TOTAL INVESTMENTS IN SECURITIES — 100.68%
(Cost: $1,325,874)[d]		1,278,557
Other Assets, Less Liabilities — (0.68)%		(8,630)

NET ASSETS — 100.00%		$1,269,927

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $1,328,529. Net unrealized depreciation was $49,972, of which $ — represented gross unrealized appreciation on securities and $49,972 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) from October 29, 2015 (commencement of operations) to July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of period	Shares purchased	Shares sold	Shares held at end of period	Value at end of period	Dividend income	Net realized gain (loss)
iShares MSCI Europe Small-Cap ETF	—	90,127	(61,085)	29,042	$1,277,558	$45,035	$(35,792)

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of July 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
CHF	194,000	USD	197,573	BNP	08/03/2016	$2,592
DKK	445,000	USD	66,278	BNP	08/03/2016	606
EUR	981,000	USD	1,086,896	BNP	08/03/2016	9,903
GBP	568,000	USD	741,946	BNP	08/03/2016	9,782
NOK	578,000	USD	67,902	BNP	08/03/2016	605
SEK	1,990,000	USD	231,681	BNP	08/03/2016	888
USD	200,735	CHF	194,000	BNP	08/03/2016	570

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EUROPE SMALL-CAP ETF

July 31, 2016

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	809,234	GBP	603,000	BNP	08/03/2016	$11,184
USD	68,810	NOK	579,000	BNP	08/03/2016	184
USD	240,772	SEK	2,044,000	BNP	08/03/2016	1,892
DKK	2,000	USD	300	BNP	09/06/2016	1
EUR	4,000	USD	4,472	BNP	09/06/2016	6
GBP	3,000	USD	3,972	BNP	09/06/2016	—
NOK	4,000	USD	474	BNP	09/06/2016	—
SEK	5,000	USD	585	BNP	09/06/2016	—
USD	9,328	CHF	9,000	BNP	09/06/2016	26
USD	3,312	DKK	22,000	BNP	09/06/2016	1
USD	50,385	EUR	45,000	BNP	09/06/2016	6
USD	43,834	GBP	33,000	BNP	09/06/2016	136
USD	3,562	NOK	30,000	BNP	09/06/2016	6
USD	16,080	SEK	137,000	BNP	09/06/2016	43

						38,431

CHF	194,000	USD	200,735	BNP	08/03/2016	(570)
GBP	35,000	USD	46,805	BNP	08/03/2016	(484)
NOK	1,000	USD	120	BNP	08/03/2016	(1)
SEK	54,000	USD	6,368	BNP	08/03/2016	(57)
USD	198,328	CHF	194,000	BNP	08/03/2016	(1,837)
USD	66,463	DKK	445,000	BNP	08/03/2016	(421)
USD	1,087,237	EUR	981,000	BNP	08/03/2016	(9,563)
USD	95,875	CHF	94,000	BNP	09/06/2016	(1,286)
USD	30,605	DKK	205,000	BNP	09/06/2016	(249)
USD	511,994	EUR	461,000	BNP	09/06/2016	(4,110)
USD	363,847	GBP	276,000	BNP	09/06/2016	(1,630)
USD	32,213	NOK	274,000	BNP	09/06/2016	(265)
USD	111,001	SEK	954,000	BNP	09/06/2016	(673)

						(21,146)

			Net unrealized appreciation			$17,285

Counterparty:

BNP — BNP Paribas SA

Currency abbreviations:

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

NOK — Norwegian Krone

SEK — Swedish Krona

USD — United States Dollar

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EUROPE SMALL-CAP ETF

July 31, 2016

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-traded funds	$1,277,558	$—	$—	$1,277,558
Money market funds	999	—	—	999

Total	$1,278,557	$—	$—	$1,278,557

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$38,431	$—	$38,431
Liabilities:
Forward currency contracts	—	(21,146)	—	(21,146)

Total	$—	$17,285	$—	$17,285

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL EAFE CURRENCY HEDGED ETF

July 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 101.16%

EXCHANGE-TRADED FUNDS — 101.16%
iShares Edge MSCI Min Vol EAFE ETF[a]	130,899	$8,876,261

		8,876,261

TOTAL INVESTMENT COMPANIES
(Cost: $8,417,806)		8,876,261

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[b,c]	4,159	4,159

		4,159

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,159)		4,159

TOTAL INVESTMENTS IN SECURITIES — 101.21%
(Cost: $8,421,965)[d]		8,880,420
Other Assets, Less Liabilities — (1.21)%		(106,230)

NET ASSETS — 100.00%		$8,774,190

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $8,429,321. Net unrealized appreciation was $451,099, of which $458,455 represented gross unrealized appreciation on securities and $7,356 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) from October 29, 2015 (commencement of operations) to July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of period	Shares purchased	Shares sold	Shares held at end of period	Value at end of period	Dividend income	Net realized gain (loss)
iShares Edge MSCI Min Vol EAFE ETF	—	140,837	(9,938)	130,899	$8,876,261	$168,696	$(4,125)

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of July 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
AUD	724,000	USD	544,939	BNP	08/03/2016	$5,265
CHF	1,061,000	USD	1,080,949	BNP	08/03/2016	13,769
DKK	1,203,000	USD	179,407	BNP	08/03/2016	1,406
EUR	951,000	USD	1,054,953	BNP	08/03/2016	8,304
GBP	1,500,000	USD	1,975,858	BNP	08/03/2016	9,340
ILS	795,000	USD	208,018	BNP	08/03/2016	470
JPY	270,937,000	USD	2,589,548	BNP	08/03/2016	65,860
NOK	84,000	USD	9,875	BNP	08/03/2016	80

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EAFE CURRENCY HEDGED ETF

July 31, 2016

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
NZD	72,000	USD	51,081	BNP	08/03/2016	$915
SEK	561,000	USD	65,167	BNP	08/03/2016	397
SGD	468,000	USD	346,598	BNP	08/03/2016	2,471
USD	550,276	AUD	724,000	BNP	08/03/2016	72
USD	1,097,832	CHF	1,061,000	BNP	08/03/2016	3,115
USD	2,053,211	GBP	1,530,000	BNP	08/03/2016	28,309
USD	727,648	HKD	5,644,000	BNP	08/03/2016	170
USD	10,695	NOK	90,000	BNP	08/03/2016	28
USD	70,559	SEK	599,000	BNP	08/03/2016	555
EUR	4,000	USD	4,472	BNP	09/06/2016	6
GBP	1,000	USD	1,324	BNP	09/06/2016	—
ILS	8,000	USD	2,099	BNP	09/06/2016	—
JPY	1,933,000	USD	18,922	BNP	09/06/2016	45
NOK	1,000	USD	118	BNP	09/06/2016	—
SEK	5,000	USD	585	BNP	09/06/2016	—
SGD	3,000	USD	2,234	BNP	09/06/2016	3
USD	43,273	AUD	57,000	BNP	09/06/2016	3
USD	29,022	CHF	28,000	BNP	09/06/2016	80
USD	11,742	DKK	78,000	BNP	09/06/2016	3
USD	44,787	EUR	40,000	BNP	09/06/2016	5
USD	90,325	GBP	68,000	BNP	09/06/2016	280
USD	702,628	HKD	5,448,000	BNP	09/06/2016	127
USD	9,709	ILS	37,000	BNP	09/06/2016	—
USD	1,069	NOK	9,000	BNP	09/06/2016	2
USD	2,582	SEK	22,000	BNP	09/06/2016	7

						141,087

AUD	724,000	USD	550,276	BNP	08/03/2016	(72)
CHF	1,061,000	USD	1,097,832	BNP	08/03/2016	(3,115)
GBP	30,000	USD	40,119	BNP	08/03/2016	(415)
HKD	5,644,000	USD	727,679	BNP	08/03/2016	(201)
JPY	3,857,000	USD	38,122	BNP	08/03/2016	(320)
NOK	6,000	USD	717	BNP	08/03/2016	(6)
SEK	38,000	USD	4,485	BNP	08/03/2016	(44)
USD	537,490	AUD	724,000	BNP	08/03/2016	(12,713)
USD	1,084,655	CHF	1,061,000	BNP	08/03/2016	(10,063)
USD	179,669	DKK	1,203,000	BNP	08/03/2016	(1,144)
USD	1,053,981	EUR	951,000	BNP	08/03/2016	(9,277)
USD	206,076	ILS	795,000	BNP	08/03/2016	(2,412)
USD	2,678,748	JPY	274,794,000	BNP	08/03/2016	(14,462)
USD	51,183	NZD	72,000	BNP	08/03/2016	(813)
USD	347,083	SGD	468,000	BNP	08/03/2016	(1,985)
CHF	12,000	USD	12,404	BNP	09/06/2016	(1)
USD	515,284	AUD	685,000	BNP	09/06/2016	(4,720)
USD	1,019,950	CHF	1,000,000	BNP	09/06/2016	(13,684)
USD	162,877	DKK	1,091,000	BNP	09/06/2016	(1,324)
USD	977,341	EUR	880,000	BNP	09/06/2016	(7,845)
USD	1,948,425	GBP	1,478,000	BNP	09/06/2016	(8,730)
USD	62,907	HKD	488,000	BNP	09/06/2016	(19)
USD	198,006	ILS	756,000	BNP	09/06/2016	(359)
USD	2,535,821	JPY	265,102,000	BNP	09/06/2016	(65,490)
USD	9,758	NOK	83,000	BNP	09/06/2016	(80)
USD	50,339	NZD	71,000	BNP	09/06/2016	(854)
USD	65,274	SEK	561,000	BNP	09/06/2016	(396)
USD	358,406	SGD	484,000	BNP	09/06/2016	(2,500)

						(163,044)

			Net unrealized depreciation			$(21,957)

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EAFE CURRENCY HEDGED ETF

July 31, 2016

Counterparty:

BNP — BNP Paribas SA

Currency abbreviations:

AUD — Australian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli Shekel

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-traded funds	$8,876,261	$—	$—	$8,876,261
Money market funds	4,159	—	—	4,159

Total	$8,880,420	$—	$—	$8,880,420

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$141,087	$—	$141,087
Liabilities:
Forward currency contracts	—	(163,044)	—	(163,044)

Total	$—	$(21,957)	$—	$(21,957)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL EAFE ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.48%

AUSTRALIA — 6.31%
AGL Energy Ltd.	3,998,721	$62,547,306
Commonwealth Bank of Australia	196,902	11,575,842
CSL Ltd.	153,493	13,766,157
GPT Group (The)	6,036,290	25,738,017
Healthscope Ltd.	7,568,074	17,026,258
Scentre Group	4,490,282	18,088,045
Sonic Healthcare Ltd.	3,270,082	57,115,082
Stockland	2,876,753	11,019,839
Telstra Corp. Ltd.	22,588,484	99,061,530
Transurban Group	3,038,748	29,008,579
Vicinity Centres	16,921,924	44,500,816
Wesfarmers Ltd.	1,805,593	58,914,594
Westfield Corp.	2,710,928	22,005,507
Woolworths Ltd.	1,764,086	31,387,975

		501,755,547
BELGIUM — 1.59%
Colruyt SA	692,892	38,656,111
Proximus SADP	1,690,443	52,768,806
UCB SA	445,524	34,859,575

		126,284,492
DENMARK — 1.97%
Coloplast A/S Class B	333,581	26,179,146
Novo Nordisk A/S Class B	1,008,798	57,496,534
TDC A/S	3,864,675	20,347,581
Tryg A/S	1,191,769	22,235,533
William Demant Holding A/Sa	1,492,852	30,478,963

		156,737,757
FRANCE — 4.76%
Aeroports de Paris	328,961	34,990,920
Air Liquide SA	148,958	15,889,338
Bollore SA	2,943,115	10,656,711
Danone SA	419,020	32,275,056
Dassault Systemes	412,030	34,035,806
Essilor International SA	101,144	12,956,101
Eutelsat Communications SA	556,249	11,059,618
Hermes International	33,449	14,393,198
Iliad SA	57,704	11,218,111
L’Oreal SA	233,144	44,386,456
Sanofi	428,579	36,495,549
SCOR SE	1,056,756	30,884,199
SES SA	2,297,535	50,343,860
Sodexo SA	214,751	25,155,232

Security	Shares	Value
Vivendi SA	689,257	$13,553,850

		378,294,005
GERMANY — 3.79%
Beiersdorf AG	378,768	35,574,596
Fresenius Medical Care AG & Co. KGaA	571,759	52,274,875
Fresenius SE & Co. KGaA	214,647	16,031,545
Henkel AG & Co. KGaA	341,651	37,097,192
Linde AG	28,814	4,146,878
MAN SE	461,664	48,414,488
Merck KGaA	189,252	20,900,692
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	199,647	33,309,700
QIAGEN NVa	181,824	4,773,049
RTL Group SAa	505,895	43,130,290
Telefonica Deutschland Holding AG	1,430,008	5,836,741

		301,490,046
HONG KONG — 8.52%
Cheung Kong Infrastructure Holdings Ltd.	7,586,000	67,062,236
CLP Holdings Ltd.	10,686,000	111,267,315
Hang Seng Bank Ltd.	5,075,900	90,594,933
HK Electric Investments & HK Electric Investments Ltd.[b]	32,175,000	30,806,932
HKT Trust & HKT Ltd.	32,279,349	50,998,372
Hong Kong & China Gas Co. Ltd.	14,906,564	27,661,843
Li & Fung Ltd.	21,060,000	10,530,068
Link REIT	3,510,000	26,189,473
MTR Corp. Ltd.	16,139,748	91,306,637
PCCW Ltd.	35,100,000	25,556,221
Power Assets Holdings Ltd.	7,956,500	77,873,720
Sun Hung Kai Properties Ltd.	1,170,599	16,744,501
Swire Pacific Ltd. Class A	1,486,000	17,751,687
Yue Yuen Industrial Holdings Ltd.	8,054,500	32,695,668

		677,039,606
IRELAND — 1.08%
Bank of Ireland[a]	16,053,366	3,321,062
Kerry Group PLC Class A	715,551	61,252,652
Ryanair Holdings PLC ADR	299,522	21,197,172

		85,770,886
ISRAEL — 2.30%
Azrieli Group Ltd.	544,733	24,210,991

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EAFE ETF

July 31, 2016

Security	Shares	Value
Bank Hapoalim BM	10,322,107	$52,756,112
Bank Leumi le-Israel BMa	9,261,609	33,412,164
Bezeq The Israeli Telecommunication Corp. Ltd.	10,366,523	20,679,193
Israel Chemicals Ltd.	1,308,794	5,274,460
Mizrahi Tefahot Bank Ltd.	1,793,460	21,899,467
Teva Pharmaceutical Industries Ltd.	459,324	24,741,359

		182,973,746
ITALY — 0.06%
Snam SpA	809,323	4,683,509

		4,683,509
JAPAN — 28.99%
ABC-Mart Inc.	267,800	17,246,231
Ajinomoto Co. Inc.	936,000	24,097,536
ANA Holdings Inc.	13,200,000	37,905,645
Aozora Bank Ltd.	2,340,000	8,653,559
Asahi Group Holdings Ltd.	240,000	8,186,954
Astellas Pharma Inc.	3,861,000	64,855,457
Benesse Holdings Inc.	819,000	19,850,671
Bridgestone Corp.	947,200	33,281,624
Canon Inc.	3,227,900	92,441,689
Chugai Pharmaceutical Co. Ltd.	234,000	8,824,804
Concordia Financial Group Ltd.[a]	2,307,700	10,002,248
Daiichi Sankyo Co. Ltd.	819,000	19,666,868
East Japan Railway Co.	473,600	43,831,741
Eisai Co. Ltd.	351,000	20,700,044
Electric Power Development Co. Ltd.	177,700	4,111,106
FamilyMart Co. Ltd.	510,700	30,198,000
Hachijuni Bank Ltd. (The)	1,170,000	5,536,908
Iyo Bank Ltd. (The)	819,000	5,346,256
Japan Airlines Co. Ltd.	1,539,200	48,000,031
Japan Post Bank Co. Ltd.	1,287,000	15,848,114
Japan Prime Realty Investment Corp.	9,179	40,348,729
Japan Real Estate Investment Corp.	4,680	28,266,771
Japan Retail Fund Investment Corp.	20,729	50,970,464
Joyo Bank Ltd. (The)	1,170,000	4,623,603
Kamigumi Co. Ltd.	274,000	2,486,413
Kao Corp.	585,000	31,697,370
KDDI Corp.	702,000	21,542,567
Keikyu Corp.	1,170,000	11,918,622

Security	Shares	Value
Kirin Holdings Co. Ltd.	1,170,000	$20,172,611
Kyowa Hakko Kirin Co. Ltd.	234,000	4,116,719
Lawson Inc.	819,000	63,212,080
McDonald’s Holdings Co. Japan Ltd.[c]	828,800	25,352,861
Miraca Holdings Inc.	378,700	18,512,826
Mitsubishi Tanabe Pharma Corp.	2,881,400	54,093,902
Mizuho Financial Group Inc.	34,398,000	56,085,337
Nagoya Railroad Co. Ltd.	3,737,000	21,076,118
NH Foods Ltd.	1,202,000	29,356,550
Nippon Building Fund Inc.	3,510	21,576,816
Nippon Prologis REIT Inc.	18,419	45,775,668
Nippon Telegraph & Telephone Corp.	2,340,000	111,445,968
Nissin Foods Holdings Co. Ltd.	686,900	39,142,274
Nitori Holdings Co. Ltd.	224,900	27,957,516
Nomura Real Estate Master Fund Inc.	40,375	66,855,028
Nomura Research Institute Ltd.	468,000	16,622,140
NTT Data Corp.	234,000	11,667,464
NTT DOCOMO Inc.	1,957,400	52,513,746
Oracle Corp. Japan	468,000	28,586,427
Oriental Land Co. Ltd./Japan	266,800	16,947,534
Osaka Gas Co. Ltd.	4,680,000	19,005,864
Otsuka Corp.	256,700	13,250,163
Otsuka Holdings Co. Ltd.	2,072,900	98,987,877
Park24 Co. Ltd.	234,000	7,968,581
Recruit Holdings Co. Ltd.	1,755,000	67,213,495
Resona Holdings Inc.	1,053,000	4,263,990
Sankyo Co. Ltd.	585,000	21,434,112
Santen Pharmaceutical Co. Ltd.	1,053,000	17,641,616
Secom Co. Ltd.	468,000	35,431,644
Seven & I Holdings Co. Ltd.	117,000	4,912,436
Seven Bank Ltd.	917,900	3,170,577
Shimamura Co. Ltd.	171,900	25,226,872
Suntory Beverage & Food Ltd.	1,320,000	57,637,703
Suzuken Co. Ltd./Aichi Japan	351,000	11,302,142
Taiheiyo Cement Corp.	3,510,000	10,171,928
Taisho Pharmaceutical Holdings Co. Ltd.	360,000	39,588,232
Takashimaya Co. Ltd.	1,170,000	8,938,967
Takeda Pharmaceutical Co. Ltd.	2,012,800	90,108,078
Tobu Railway Co. Ltd.	2,955,000	16,002,586
Tokyo Gas Co. Ltd.	7,262,000	31,107,167
TonenGeneral Sekiyu KK	3,404,000	30,856,379

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EAFE ETF

July 31, 2016

Security	Shares	Value
Toray Industries Inc.	1,355,000	$12,437,415
Toyo Suisan Kaisha Ltd.	1,148,900	51,343,728
Toyota Motor Corp.	473,600	27,237,141
United Urban Investment Corp.	31,590	58,966,356
USS Co. Ltd.	758,500	12,974,099
West Japan Railway Co.	351,000	21,936,430
Yamada Denki Co. Ltd.	3,744,000	19,800,439
Yamaguchi Financial Group Inc.	1,170,000	11,644,631
Yamato Holdings Co. Ltd.	1,302,400	32,132,687

		2,304,202,945
NETHERLANDS — 0.13%
NN Group NV	372,873	10,059,291

		10,059,291
NEW ZEALAND — 0.59%
Auckland International Airport Ltd.	1,053,600	5,607,739
Contact Energy Ltd.	3,151,508	12,273,484
Mercury NZ Ltd.	1,897,417	4,283,145
Meridian Energy Ltd.	4,157,334	8,395,154
Ryman Healthcare Ltd.	1,531,890	10,528,735
Spark New Zealand Ltd.	1,934,579	5,504,136

		46,592,393
NORWAY — 0.12%
Telenor ASA	550,124	9,202,587

		9,202,587
SINGAPORE — 3.86%
DBS Group Holdings Ltd.[c]	5,191,400	59,563,304
Oversea-Chinese Banking Corp. Ltd.[c]	9,594,099	61,431,950
Singapore Airlines Ltd.	7,388,900	60,405,124
Singapore Press Holdings Ltd.[c]	3,021,800	8,504,507
Singapore Telecommunications Ltd.	21,584,300	67,174,726
StarHub Ltd.	8,052,100	23,501,029
United Overseas Bank Ltd.	1,957,400	26,524,220

		307,104,860
SWEDEN — 0.76%
Hennes & Mauritz AB Class B	364,676	11,047,032
ICA Gruppen ABc	383,341	12,861,290
Telia Co. AB	7,915,568	36,222,717

		60,131,039
SWITZERLAND — 11.73%
Baloise Holding AG Registered	81,022	9,154,744
Barry Callebaut AG Registered	13,267	17,406,546

Security	Shares	Value
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	7,020	$41,403,073
Chocoladefabriken Lindt & Sprungli AG Registered	361	25,577,604
Givaudan SA Registered	4,680	9,646,190
Kuehne + Nagel International AG Registered	549,443	77,318,276
Nestle SA Registered	1,570,946	126,299,865
Novartis AG Registered	1,532,907	127,365,546
Roche Holding AG	467,469	119,715,016
Schindler Holding AG Registered	34,604	6,702,746
Sonova Holding AG Registered	515,994	70,902,792
Swatch Group AG (The) Registered	66,959	3,429,531
Swiss Prime Site AG Registered	639,877	58,959,125
Swiss Re AG	1,190,041	100,170,557
Swisscom AG Registered	190,710	94,146,351
Zurich Insurance Group AG	183,478	44,215,455

		932,413,417
UNITED KINGDOM — 22.92%
Admiral Group PLC	490,859	14,103,084
Associated British Foods PLC	259,080	9,256,518
AstraZeneca PLC	1,128,901	75,661,556
Babcock International Group PLC	539,855	6,952,627
British American Tobacco PLC	1,335,509	85,545,899
BT Group PLC	5,922,308	32,501,919
Bunzl PLC	705,210	22,143,674
Capita PLC	874,228	11,142,843
Centrica PLC	9,836,903	31,488,768
Compass Group PLC	4,986,168	95,065,167
Diageo PLC	2,117,796	60,762,965
Direct Line Insurance Group PLC	7,383,134	34,328,669
Dixons Carphone PLC	585,133	2,715,200
easyJet PLC	2,085,488	28,824,282
Fresnillo PLC	323,081	8,283,116
G4S PLC	8,056,764	19,928,452
GlaxoSmithKline PLC	4,049,190	90,748,753
HSBC Holdings PLC	10,550,737	69,354,683
Imperial Brands PLC	944,194	49,937,423
Inmarsat PLC	2,282,060	23,693,754
J Sainsbury PLC[c]	3,857,016	11,486,316
Kingfisher PLC	10,854,355	48,465,306
Land Securities Group PLC	562,399	8,168,869
Lloyds Banking Group PLC	43,978,830	31,034,661
Marks & Spencer Group PLC	5,131,137	21,752,671

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EAFE ETF

July 31, 2016

Security	Shares	Value
Merlin Entertainments PLC[b]	2,658,459	$16,702,242
National Grid PLC	7,430,675	106,845,637
Next PLC	594,458	39,660,420
Randgold Resources Ltd.	605,813	71,385,009
Reckitt Benckiser Group PLC	1,154,372	112,221,372
RELX PLC	3,618,190	68,935,565
Royal Dutch Shell PLC Class A	149,332	3,854,333
Royal Mail PLC	9,377,895	63,438,020
SABMiller PLC	500,979	29,359,720
Severn Trent PLC	149,943	4,875,454
Sky PLC	3,485,777	42,601,360
Smith & Nephew PLC	2,417,864	39,902,772
SSE PLC	4,362,744	87,813,037
Tate & Lyle PLC	3,127,709	30,023,734
TUI AG	3,904,497	51,036,500
Unilever PLC	1,897,785	89,033,239
United Utilities Group PLC	329,661	4,451,318
Vodafone Group PLC	15,461,637	47,122,990
Whitbread PLC	161,608	8,280,140
William Hill PLC	2,523,000	10,715,972

		1,821,606,009

TOTAL COMMON STOCKS
(Cost: $7,568,403,393)		7,906,342,135

SHORT-TERM INVESTMENTS — 0.56%

MONEY MARKET FUNDS — 0.56%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[d,e,f]	39,098,674	39,098,674

Security	Shares	Value
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[d,e,f]	2,160,375	$2,160,375
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[d,e]	3,355,821	3,355,821

		44,614,870

TOTAL SHORT-TERM INVESTMENTS
(Cost: $44,614,870)		44,614,870

TOTAL INVESTMENTS IN SECURITIES — 100.04%
(Cost: $7,613,018,263)[g]		7,950,957,005
Other Assets, Less Liabilities — (0.04)%		(3,199,392)

NET ASSETS — 100.00%		$7,947,757,613

ADR  —  American Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $7,736,883,351. Net unrealized appreciation was $214,073,654, of which $625,624,968 represented gross unrealized appreciation on securities and $411,551,314 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$7,887,829,309	$18,512,826	$—	$7,906,342,135
Money market funds	44,614,870	—	—	44,614,870

Total	$7,932,444,179	$18,512,826	$—	$7,950,957,005

See notes to financial statements.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL EUROPE CURRENCY HEDGED ETF

July 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 100.70%

EXCHANGE-TRADED FUNDS — 100.70%
iShares Edge MSCI Min Vol Europe ETF[a,b]	161,311	$3,766,612

		3,766,612

TOTAL INVESTMENT COMPANIES
(Cost: $3,838,841)		3,766,612

SHORT-TERM INVESTMENTS — 7.70%

MONEY MARKET FUNDS — 7.70%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[c,d,e]	272,920	272,920
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[c,d,e]	15,080	15,080

		288,000

TOTAL SHORT-TERM INVESTMENTS
(Cost: $288,000)		288,000

TOTAL INVESTMENTS IN SECURITIES — 108.40%
(Cost: $4,126,841)[f]		4,054,612
Other Assets, Less Liabilities — (8.40)%		(314,148)

NET ASSETS — 100.00%		$3,740,464

[a]	Affiliated issuer. See Schedule 1.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $4,139,995. Net unrealized depreciation was $85,383, of which $ — represented gross unrealized appreciation on securities and $85,383 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) from October 29, 2015 (commencement of operations) to July 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of period	Shares purchased	Shares sold	Shares held at end of period	Value at end of period	Dividend income	Net realized gain (loss)
iShares Edge MSCI Min Vol Europe ETF	—	227,612	(66,301)	161,311	$3,766,612	$93,286	$(108,669)

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of July 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
CHF	738,000	USD	751,840	BNP	08/03/2016	$9,613
CHF	2,000	USD	2,038	BNY	08/03/2016	26
DKK	1,421,000	USD	211,903	BNP	08/03/2016	1,676

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EUROPE CURRENCY HEDGED ETF

July 31, 2016

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
DKK	4,000	USD	596	BNY	08/03/2016	$5
EUR	1,227,000	USD	1,361,061	BNP	08/03/2016	10,776
EUR	3,000	USD	3,326	BNY	08/03/2016	28
GBP	962,000	USD	1,266,989	BNP	08/03/2016	6,185
GBP	2,000	USD	2,625	BNY	08/03/2016	22
NOK	482,000	USD	56,671	BNP	08/03/2016	458
NOK	1,000	USD	117	BNY	08/03/2016	2
SEK	1,084,000	USD	125,919	BNP	08/03/2016	767
SEK	3,000	USD	347	BNY	08/03/2016	4
USD	763,619	CHF	738,000	BNP	08/03/2016	2,166
USD	2,069	CHF	2,000	BNY	08/03/2016	6
USD	869,591	GBP	648,000	BNP	08/03/2016	11,990
USD	2,669	GBP	2,000	BNY	08/03/2016	22
USD	59,877	NOK	504,000	BNP	08/03/2016	141
USD	120	NOK	1,000	BNY	08/03/2016	1
USD	135,139	SEK	1,147,000	BNP	08/03/2016	1,085
USD	354	SEK	3,000	BNY	08/03/2016	3
DKK	1,000	USD	150	BNP	09/06/2016	—
EUR	5,000	USD	5,590	BNP	09/06/2016	8
GBP	1,000	USD	1,324	BNP	09/06/2016	—
NOK	5,000	USD	592	BNP	09/06/2016	—
SEK	8,000	USD	936	BNP	09/06/2016	1
USD	19,693	CHF	19,000	BNP	09/06/2016	54
USD	10,387	DKK	69,000	BNP	09/06/2016	2
USD	59,342	EUR	53,000	BNP	09/06/2016	7
USD	50,476	GBP	38,000	BNP	09/06/2016	156
USD	3,918	NOK	33,000	BNP	09/06/2016	6
USD	3,873	SEK	33,000	BNP	09/06/2016	10

						45,220

CHF	738,000	USD	763,619	BNP	08/03/2016	(2,167)
CHF	2,000	USD	2,069	BNY	08/03/2016	(6)
GBP	9,000	USD	12,013	BNP	08/03/2016	(102)
NOK	22,000	USD	2,630	BNP	08/03/2016	(22)
SEK	63,000	USD	7,427	BNP	08/03/2016	(65)
USD	753,053	CHF	738,000	BNP	08/03/2016	(8,400)
USD	2,041	CHF	2,000	BNY	08/03/2016	(23)
USD	212,169	DKK	1,421,000	BNP	08/03/2016	(1,409)
USD	598	DKK	4,000	BNY	08/03/2016	(3)
USD	1,360,564	EUR	1,227,000	BNP	08/03/2016	(11,274)
USD	3,335	EUR	3,000	BNY	08/03/2016	(20)
USD	424,430	GBP	323,000	BNP	08/03/2016	(3,049)
CHF	8,000	USD	8,269	BNP	09/06/2016	—
USD	713,966	CHF	700,000	BNP	09/06/2016	(9,578)
USD	197,662	DKK	1,324,000	BNP	09/06/2016	(1,607)
USD	1,281,648	EUR	1,154,000	BNP	09/06/2016	(10,289)
USD	1,241,814	GBP	942,000	BNP	09/06/2016	(5,575)
USD	55,490	NOK	472,000	BNP	09/06/2016	(457)
USD	126,475	SEK	1,087,000	BNP	09/06/2016	(768)

						(54,814)

			Net unrealized depreciation			$(9,594)

Counterparties:

BNP — BNP Paribas SA

BNY — Bank of New York

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EUROPE CURRENCY HEDGED ETF

July 31, 2016

Currency abbreviations:

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

NOK — Norwegian Krone

SEK — Swedish Krona

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-traded funds	$3,766,612	$—	$—	$3,766,612
Money market funds	288,000	—	—	288,000

Total	$4,054,612	$—	$—	$4,054,612

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$45,220	$—	$45,220
Liabilities:
Forward currency contracts	—	(54,814)	—	(54,814)

Total	$—	$(9,594)	$—	$(9,594)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL EUROPE ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.01%

AUSTRIA — 0.11%
OMV AG	1,530	$40,660

		40,660
BELGIUM — 4.87%
Anheuser-Busch InBev SA/NV	1,662	214,289
Colruyt SA	5,868	327,373
Groupe Bruxelles Lambert SA	4,945	417,219
Proximus SADP	14,319	446,981
UCB SA	4,516	353,350

		1,759,212
DENMARK — 5.54%
Coloplast A/S Class B	7,054	553,592
Danske Bank A/S	9,418	256,000
ISS A/S	1,542	59,487
Novo Nordisk A/S Class B	9,882	563,226
TDC A/S	26,398	138,986
Tryg A/S	10,584	197,472
William Demant Holding A/Sa	11,377	232,280

		2,001,043
FINLAND — 2.44%
Elisa OYJ	3,616	131,174
Nokia OYJ	9,742	55,995
Orion OYJ Class B	4,810	197,025
Sampo OYJ Class A	12,009	497,816

		882,010
FRANCE — 10.69%
Aeroports de Paris	2,521	268,154
Air Liquide SA	1,618	172,592
Danone SA	7,758	597,561
Dassault Systemes	1,314	108,543
Engie SA	1,505	24,782
Essilor International SA	2,213	283,476
Eutelsat Communications SA	2,876	57,182
Gecina SA	1,061	160,528
Hermes International	695	299,060
Iliad SA	746	145,028
L’Oreal SA	2,973	566,006
Pernod Ricard SA	530	60,571
Sanofi	4,561	388,391
SES SA	13,620	298,443
Societe BIC SA	133	19,662
Sodexo SA	948	111,046

Security	Shares	Value
Total SA	892	$42,652
Vivendi SA	13,136	258,312

		3,861,989
GERMANY — 8.67%
Bayer AG Registered	825	88,768
Beiersdorf AG	2,190	205,689
Deutsche Telekom AG Registered	4,220	71,847
Fresenius Medical Care AG & Co. KGaA	4,667	426,695
Fresenius SE & Co. KGaA	4,290	320,411
Henkel AG & Co. KGaA	2,092	227,154
MAN SE	3,331	349,321
Merck KGaA	3,100	342,359
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	2,477	413,270
RTL Group SAa	3,509	299,161
SAP SE	3,307	289,965
Telefonica Deutschland Holding AG	24,280	99,102

		3,133,742
IRELAND — 1.97%
Kerry Group PLC Class A	5,899	504,967
Ryanair Holdings PLC ADR	2,932	207,497

		712,464
ITALY — 1.37%
Snam SpA	75,511	436,978
Terna Rete Elettrica Nazionale SpA	10,416	56,724

		493,702
NETHERLANDS — 1.59%
Koninklijke KPN NV	10,575	34,802
NN Group NV	1,497	40,386
RELX NV	5,557	100,513
Unilever NV CVA	8,582	397,645

		573,346
NORWAY — 1.54%
Gjensidige Forsikring ASA	8,965	151,458
Schibsted ASA Class B	2,306	68,034
Telenor ASA	20,170	337,408

		556,900
PORTUGAL — 0.19%
EDP – Energias de Portugal SA	20,249	69,470

		69,470

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EUROPE ETF

July 31, 2016

Security	Shares	Value
SPAIN — 3.27%
Aena SAb	346	$49,912
Endesa SA	26,035	547,191
Iberdrola SA	73,385	504,276
Iberdrola SA New[a]	1,368	9,399
Industria de Diseno Textil SA	2,088	72,242

		1,183,020
SWEDEN — 3.44%
Hennes & Mauritz AB Class B	14,900	451,362
ICA Gruppen AB	4,004	134,336
Svenska Cellulosa AB SCA Class B	814	24,277
Svenska Handelsbanken AB Class A	9,129	110,189
Tele2 AB Class B	3,022	25,604
Telefonaktiebolaget LM Ericsson Class B	9,389	70,197
Telia Co. AB	93,253	426,738

		1,242,703
SWITZERLAND — 19.12%
Baloise Holding AG Registered	1,743	196,943
Barry Callebaut AG Registered	67	87,905
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	39	230,017
Chocoladefabriken Lindt & Sprungli AG Registered	4	283,408
Givaudan SA Registered	173	356,579
Kuehne + Nagel International AG Registered	3,878	545,717
Lonza Group AG Registered	195	36,863
Nestle SA Registered	7,290	586,097
Novartis AG Registered	7,132	592,581
Roche Holding AG	2,172	556,232
Schindler Holding AG Participation Certificates	131	25,198
Schindler Holding AG Registered	1,750	338,973
SGS SA Registered	157	348,456
Sonova Holding AG Registered	4,105	564,068
Swiss Prime Site AG Registered	5,149	474,436
Swiss Re AG	5,816	489,556
Swisscom AG Registered	1,119	552,408
Syngenta AG Registered	536	211,361
Zurich Insurance Group AG	1,788	430,881

		6,907,679
UNITED KINGDOM — 34.20%
Admiral Group PLC	8,137	233,788
Associated British Foods PLC	2,949	105,363

Security	Shares	Value
AstraZeneca PLC	8,942	$599,314
BAE Systems PLC	15,921	112,879
BP PLC	26,570	150,580
British American Tobacco PLC	7,671	491,365
British Land Co. PLC (The)	18,213	162,257
BT Group PLC	74,815	410,588
Bunzl PLC	1,306	41,009
Capita PLC	1,758	22,407
Centrica PLC	22,745	72,809
Compass Group PLC	29,058	554,013
Diageo PLC	17,765	509,706
Direct Line Insurance Group PLC	49,291	229,184
Dixons Carphone PLC	4,595	21,322
easyJet PLC	14,871	205,537
GlaxoSmithKline PLC	25,886	580,146
Hammerson PLC	3,368	24,930
Hikma Pharmaceuticals PLC	1,056	36,930
HSBC Holdings PLC	68,655	451,300
Imperial Brands PLC	5,760	304,640
Inmarsat PLC	11,450	118,881
ITV PLC	10,427	27,134
Kingfisher PLC	71,480	319,162
Land Securities Group PLC	22,778	330,851
Lloyds Banking Group PLC	99,677	70,339
Marks & Spencer Group PLC	11,584	49,109
Mediclinic International PLC	1,434	20,448
Merlin Entertainments PLC[b]	2,797	17,573
National Grid PLC	38,008	546,517
Next PLC	3,916	261,264
Randgold Resources Ltd.	3,388	399,220
Reckitt Benckiser Group PLC	5,382	523,207
RELX PLC	16,046	305,716
Royal Dutch Shell PLC Class A	14,618	377,298
Royal Mail PLC	43,876	296,805
SABMiller PLC	7,853	460,223
Severn Trent PLC	6,163	200,392
Shire PLC	582	37,639
Sky PLC	20,578	251,494
Smith & Nephew PLC	19,236	317,458
SSE PLC	23,128	465,519
Tate & Lyle PLC	6,605	63,403
TUI AG	14,928	195,127
Unilever PLC	11,978	561,939
United Utilities Group PLC	21,622	291,956
Vodafone Group PLC	161,441	492,030

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EUROPE ETF

July 31, 2016

Security	Shares	Value
William Hill PLC	3,833	$16,280
Worldpay Group PLC[a,b]	4,799	18,694

		12,355,745

TOTAL COMMON STOCKS
(Cost: $36,713,194)		35,773,685

PREFERRED STOCKS — 0.22%

GERMANY — 0.22%
Henkel AG & Co. KGaA	628	78,232

		78,232

TOTAL PREFERRED STOCKS
(Cost: $72,426)		78,232

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	3,456	3,456

		3,456

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,456)		3,456

TOTAL INVESTMENTS IN SECURITIES — 99.24%
(Cost: $36,789,076)[e]		35,855,373
Other Assets, Less Liabilities — 0.76%		274,005

NET ASSETS — 100.00%		$36,129,378

ADR — American Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments for federal income tax purposes was $36,968,611. Net unrealized depreciation was $1,113,238, of which $1,176,198 represented gross unrealized appreciation on securities and $2,289,436 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$35,764,286	$9,399	$—	$35,773,685
Preferred stocks	78,232	—	—	78,232
Money market funds	3,456	—	—	3,456

Total	$35,845,974	$9,399	$—	$35,855,373

See notes to financial statements.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.89%

AUSTRALIA — 0.00%
AED Oil Ltd.[a]	11,395	$—

		—
AUSTRIA — 1.66%
ams AG	3,591	119,458
Austria Technologie & Systemtechnik AG	1,566	18,571
BUWOG AG	4,092	99,251
CA Immobilien Anlagen AG	4,158	78,115
Conwert Immobilien Invest SE	3,375	55,536
DO & CO AG	351	27,695
EVN AG	1,794	20,964
IMMOFINANZ AGa	42,876	93,399
Lenzing AG	433	45,389
Oesterreichische Post AG	1,863	65,020
Palfinger AG	756	22,538
Porr AG	496	14,144
RHI AG	1,458	30,269
S IMMO AG	2,762	26,716
Schoeller-Bleckmann Oilfield Equipment AG	630	38,635
Semperit AG Holding	653	21,176
UNIQA Insurance Group AG	7,026	43,527
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,241	44,507
Wienerberger AG	6,461	99,705
Zumtobel Group AG	1,647	25,002

		989,617
BELGIUM — 3.49%
Ablynx NVa,b	3,191	43,855
Ackermans & van Haaren NV	1,300	157,366
Aedifica SA	756	59,939
AGFA-Gevaert NVa	9,774	35,325
Barco NV	567	43,641
Befimmo SA	1,002	68,058
Bekaert SA	1,917	87,859
bpost SA	5,431	142,265
Celyad SAa,b	324	7,967
Cie. d’Entreprises CFE	439	40,451
Cofinimmo SA	1,088	135,840
D’ieteren SA/NV	1,353	59,309
Econocom Group SA/NV	3,429	44,921
Elia System Operator SA/NV	1,660	88,480

Security	Shares	Value
Euronav NV	7,106	$61,186
EVS Broadcast Equipment SA	729	24,611
Exmar NV	1,971	13,857
Fagron[a,b]	2,592	20,782
Galapagos NVa,b	2,173	118,363
Gimv NV	1,080	58,671
Greenyard Foods[a]	918	13,119
Intervest Offices & Warehouses NV	810	23,048
Ion Beam Applications	1,134	53,463
KBC Ancora[a]	1,944	60,064
Kinepolis Group NV	837	37,411
Melexis NV	1,080	70,929
Nyrstar NVa	4,159	37,923
Ontex Group NV	3,958	142,983
Orange Belgium SAa	1,620	39,275
Sofina SA	945	126,440
Tessenderlo Chemie NVa	1,631	55,464
Van de Velde NV	324	23,623
Warehouses De Pauw CVA	756	77,963

		2,074,451
CHINA — 0.00%
Boshiwa International Holding Ltd.[a]	20,000	209

		209
DENMARK — 2.66%
ALK-Abello A/S	329	47,039
Alm Brand A/S	3,780	25,630
Ambu A/S Class Bb	1,472	62,629
Bang & Olufsen A/Sa,b	2,109	23,146
Bavarian Nordic A/Sa,b	1,728	65,857
D/S Norden A/Sa,b	1,512	22,641
Dfds A/S	1,674	76,534
FLSmidth & Co. A/S	2,120	85,260
GN Store Nord A/S	8,451	159,708
IC Group A/S	432	10,879
Jyske Bank A/S Registered	3,949	164,278
Matas A/S	2,214	39,111
NKT Holding A/S	1,323	68,284
NNIT A/Sc	729	30,085
Per Aarsleff Holding A/Sb	1,150	26,972
Rockwool International A/S Class B	405	76,720
Royal Unibrew A/S	2,346	107,928
Scandinavian Tobacco Group A/Sc	2,052	36,249
Schouw & Co.	621	36,038
SimCorp A/S	2,295	118,831
Solar A/S Class B	324	16,562

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Spar Nord Bank A/S	5,400	$44,652
Sydbank A/S	4,131	110,985
Topdanmark A/Sa	3,753	93,156
TORM PLC[a]	1,382	13,298
Zealand Pharma A/Sa,b	837	16,296

		1,578,768
FINLAND — 2.82%
Amer Sports OYJ	6,426	182,377
Cargotec OYJ Class B	1,945	87,196
Caverion Corp.[b]	5,387	35,542
Citycon OYJ	22,097	55,251
Cramo OYJ	2,106	49,715
F-Secure OYJ	5,103	16,492
Ferratum OYJ	550	12,528
Huhtamaki OYJ	4,995	219,461
Kemira OYJ	5,550	72,986
Kesko OYJ Class B	3,550	158,236
Konecranes OYJ	2,816	84,834
Metsa Board OYJ	10,611	61,999
Oriola-KD OYJ Class B	6,435	30,223
Outokumpu OYJ[a,b]	16,011	92,118
Outotec OYJ[a,b]	8,721	42,188
PKC Group OYJ[b]	1,269	23,485
Ponsse OYJ	621	18,402
Ramirent OYJ	3,645	30,896
Sanoma OYJ	4,104	32,928
Sponda OYJ	12,096	55,458
Stockmann OYJ Abp Class Ba	2,160	14,432
Technopolis OYJ	5,589	24,062
Tieto OYJ	3,088	88,884
Uponor OYJ	2,997	55,700
Valmet OYJ	6,534	85,342
YIT OYJ	6,264	42,554

		1,673,289
FRANCE — 7.81%
AB Science SAa,b	945	13,981
ABC Arbitrage	1,890	12,829
Adocia[a,b]	243	14,122
Air France-KLM[a,b]	7,459	43,290
Akka Technologies	636	21,798
Albioma SA	1,469	25,314
Altamir Amboise SCA	1,755	20,018
Alten SA	1,593	110,481
Altran Technologies SA	7,296	105,901
APERAM SA	2,538	106,217

Security	Shares	Value
Assystem	545	$14,986
Beneteau SA	2,079	20,854
Boiron SA	384	35,598
Bonduelle SCA	783	20,235
Bourbon Corp.[b]	1,520	17,983
Cegid Group SA	279	19,109
Cellectis SAa,b	1,323	34,619
CGG SAa,b	1,074	25,677
Coface SAa	5,326	27,123
DBV Technologies SAa,b	932	64,336
Derichebourg SA	4,698	15,277
Elior Participations SCA[c]	5,670	123,798
Elis SA	4,725	85,332
Eramet[a,b]	297	10,432
Etablissements Maurel et Prom[a,b]	7,479	23,836
Euler Hermes Group	764	63,213
Eurofins Scientific SE	498	186,808
Europcar Groupe SAa,c	4,428	36,573
Faiveley Transport SA	396	40,970
Faurecia	3,753	148,105
FFP	378	28,612
Fonciere de Paris SIIC	108	17,030
Gaztransport Et Technigaz SA	1,297	37,093
Genfit[a,b]	1,269	34,121
Groupe Crit	189	12,679
Groupe Fnac SAa	551	33,944
Guerbet	324	21,837
Haulotte Group SA	783	12,188
Havas SA	9,122	76,872
ID Logistics Group[a]	118	16,680
Innate Pharma SAa	2,408	28,785
Interparfums SAb	614	16,128
Ipsen SA	2,052	133,893
IPSOS	1,917	63,174
Korian SA	2,467	87,383
LISI	945	25,679
Marie Brizard Wine & Spirits SAa,b	1,148	20,617
Mercialys SA	2,889	67,520
Mersen	918	15,101
Metropole Television SA	3,227	58,730
MGI Coutier	513	11,875
Naturex[a,b]	351	29,438
Neopost SA	1,919	53,305
Nexans SAa	1,409	71,115
Nexity SA	2,295	122,032

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Oeneo SA	1,404	$13,016
Orpea	2,349	207,646
Parrot SAa,b	1,107	17,219
Pierre & Vacances SAa	297	14,099
Plastic Omnium SA	3,331	105,694
Rallye SA	1,273	22,122
Rubis SCA	2,138	172,593
Sartorius Stedim Biotech	1,512	107,332
SEB SA	1,242	165,414
Sopra Steria Group	810	95,107
SPIE SA	4,266	81,145
SRP Groupe SAa,c	756	15,555
Ste Industrielle d’Aviation Latecoere SAa	3,996	14,657
Synergie SA	459	15,244
Tarkett SA	1,107	35,664
Technicolor SA Registered	19,477	122,535
Teleperformance	3,159	293,873
Television Francaise 1	6,534	63,181
Trigano SA	486	28,793
Ubisoft Entertainment SAa	4,914	201,807
Vallourec SAa,b	16,491	60,063
Valneva SEa,b	3,755	9,868
Vicat SA	999	59,655
Vilmorin & Cie SA	366	24,254
Virbac SAa	243	47,880
Worldline SAa,c	2,214	66,240

		4,645,302
GERMANY — 10.83%
Aareal Bank AG	3,276	107,557
ADLER Real Estate AGa	1,296	19,449
ADO Properties SAc	1,377	56,088
ADVA Optical Networking SEa,b	2,403	21,524
AIXTRON SEa,b	5,982	37,554
Alstria office REIT AG	6,293	87,613
Amadeus Fire AG	324	24,713
AURELIUS Equity Opportunities SE & Co KGaA	1,323	80,615
Aurubis AG	1,863	96,790
BayWa AGb	783	24,779
Bechtle AG	810	93,658
Bertrandt AGb	306	33,455
Bijou Brigitte AG	285	18,370
Bilfinger SEa	1,917	58,362
Borussia Dortmund GmbH & Co. KGaA	4,037	17,818

Security	Shares	Value
BRAAS Monier Building Group SA	1,309	$31,676
CANCOM SE	918	47,432
Capital Stage AGb	2,646	17,872
Carl Zeiss Meditec AG Bearer	1,782	66,557
Cewe Stiftung & Co. KGAA	297	23,484
comdirect bank AG	1,677	17,388
CompuGroup Medical SE	1,296	55,970
CTS Eventim AG & Co. KGaA	2,673	93,050
Deutsche Beteiligungs AG	702	22,232
Deutsche Euroshop AG	2,521	119,573
Deutsche Pfandbriefbank AGc	5,994	57,510
DEUTZ AG	4,995	23,002
Dialog Semiconductor PLC[a,b]	4,247	139,128
DIC Asset AG	2,592	25,258
DMG Mori AG	2,160	103,126
Draegerwerk AG & Co. KGaA	189	10,783
Drillisch AGb	2,408	95,660
Duerr AG	1,404	121,096
ElringKlinger AG	1,550	28,279
Evotec AGa	6,156	28,169
Freenet AG	7,020	195,978
Gerresheimer AG	1,716	147,315
Gerry Weber International AGb	1,431	17,434
Gesco AG	189	14,752
GFT Technologies SE	918	21,024
Grammer AG	594	28,562
Grand City Properties SA	6,345	141,197
GRENKE AG	486	95,107
Hamborner REIT AG	3,490	41,310
Hamburger Hafen und Logistik AG	1,363	21,788
Heidelberger Druckmaschinen AGa,b	13,420	38,598
Hornbach Baumarkt AG	486	13,804
Hypoport AGa,b	162	17,572
Indus Holding AG	999	49,517
Jenoptik AG	2,792	47,831
KION Group AG	3,605	197,654
Kloeckner & Co. SEa	4,077	54,664
Koenig & Bauer AGa	729	40,340
Krones AG	813	81,304
KUKA AG	1,273	154,738
KWS Saat SEb	121	38,617
LEG Immobilien AG	3,432	344,599
LEONI AG	1,782	65,969
Manz AGa,b	270	9,390
MLP AG	4,050	15,670

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
MorphoSys AGa,b	1,384	$61,287
MTU Aero Engines AG	2,835	289,760
Nemetschek SE	837	52,658
Nordex SEa	3,537	97,774
NORMA Group SE	1,755	91,228
PATRIZIA Immobilien AGa	2,085	52,647
Pfeiffer Vacuum Technology AG	405	41,883
Rational AG	189	91,451
Rheinmetall AG	2,187	153,144
RHOEN-KLINIKUM AG	1,844	54,335
RIB Software AGb	2,079	23,249
SAF-Holland SA	2,511	30,312
Salzgitter AG	2,108	65,768
SGL Carbon SEa,b	2,067	25,183
Siltronic AGa	783	13,655
Sixt Leasing AG	756	16,147
Sixt SE	702	37,594
SLM Solutions Group AGa,b	729	20,221
SMA Solar Technology AGb	675	33,914
Software AG	2,821	113,786
STADA Arzneimittel AG	3,375	182,195
STRATEC Biomedical AG	270	15,489
Stroeer SE & Co. KGaA[b]	1,512	71,876
Suedzucker AG	3,915	97,935
TAG Immobilien AG	6,738	95,918
Takkt AG	1,810	43,466
TLG Immobilien AG	3,726	83,457
Vossloh AGa	571	35,278
VTG AGb	540	15,217
Wacker Chemie AG	864	80,492
Wacker Neuson SE	1,526	27,261
WCM Beteiligungs & Grundbesitz-AGa	5,832	20,204
Wincor Nixdorf AGa	1,624	101,498
Wirecard AGb	6,454	300,163
Wuestenrot & Wuerttembergische AG	1,323	25,913
XING AG	162	32,346
zooplus AGa	297	42,893

		6,437,921
HONG KONG — 0.00%
China Hongxing Sports Ltd.[a]	198,000	2
Peace Mark Holdings Ltd.[a]	30,000	—
Real Gold Mining Ltd.[a]	27,000	20

		22

Security	Shares	Value
IRELAND — 1.72%
C&C Group PLC	18,009	$72,579
FBD Holdings PLC[a]	1,512	10,451
Glanbia PLC	10,476	201,787
Green REIT PLC	34,074	55,936
Hibernia REIT PLC	39,855	60,612
Irish Continental Group PLC	8,829	46,601
Irish Residential Properties REIT PLC	17,010	21,494
Kingspan Group PLC	8,289	190,528
Origin Enterprises PLC	6,939	41,909
Permanent TSB Group Holdings PLC[a]	8,235	19,652
Smurfit Kappa Group PLC	12,889	302,676

		1,024,225
ISRAEL — 0.06%
Africa Israel Investments Ltd.[a]	1	—
Plus500 Ltd.[b]	3,456	33,955

		33,955
ITALY — 6.55%
A2A SpA	86,508	122,857
ACEA SpA	3,081	42,894
Amplifon SpA	5,076	50,632
Anima Holding SpA[c]	12,883	64,541
Ansaldo STS SpA	6,322	74,089
Ascopiave SpA	4,362	13,755
Astaldi SpA[b]	2,646	11,575
ASTM SpA	2,107	23,514
Autogrill SpA	7,344	63,893
Azimut Holding SpA	6,136	96,474
Banca Carige SpA[a,b]	36,451	13,635
Banca Generali SpA	3,213	66,398
Banca IFIS SpA	1,269	28,949
Banca Mediolanum SpA	14,445	105,965
Banca Monte dei Paschi di Siena SpA[a,b]	144,320	49,739
Banca Popolare dell’Emilia Romagna SC	26,407	108,374
Banca Popolare di Milano Scarl	197,584	95,892
Banca Popolare di Sondrio Scarl	26,220	70,897
Banco Popolare SC	44,128	124,254
Beni Stabili SpA SIIQ	60,808	39,813
Biesse SpA	945	13,241
Brembo SpA	1,629	95,180
Brunello Cucinelli SpA	1,539	28,723
Buzzi Unicem SpA	3,564	71,419

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Cementir Holding SpA	3,216	$14,026
Cerved Information Solutions SpA	10,908	91,484
CIR-Compagnie Industriali Riunite SpA	21,789	25,023
Credito Emiliano SpA	4,752	30,130
Credito Valtellinese SCb	61,301	27,187
Danieli & C Officine Meccaniche SpA	705	13,899
Danieli & C Officine Meccaniche SpA RSP	2,217	32,849
Datalogic SpA	1,242	22,416
Davide Campari-Milano SpA	16,011	165,346
De’ Longhi SpA	3,350	83,726
DiaSorin SpA	1,251	78,760
Ei Towers SpA[a]	918	49,542
ERG SpA	3,132	36,249
Esprinet SpA	1,944	12,141
Fincantieri SpA[a,b]	28,019	12,220
FinecoBank Banca Fineco SpA	11,894	70,626
Geox SpA	4,983	14,354
Hera SpA	37,857	107,358
Immobiliare Grande Distribuzione SIIQ SpA	25,434	22,185
Industria Macchine Automatiche SpA	837	49,373
Infrastrutture Wireless Italiane SpA[c]	13,716	68,591
Interpump Group SpA	3,953	64,008
Iren SpA	29,917	49,178
Italcementi SpA[a]	10,638	125,978
Italmobiliare SpA[b]	378	16,333
Maire Tecnimont SpA	6,534	16,630
MARR SpA	1,917	40,323
Mediaset SpA	42,282	128,039
Moleskine SpA	5,724	13,890
Moncler SpA	7,587	133,032
Newron Pharmaceuticals SpA[a,b]	729	14,935
OVS SpA[c]	6,372	37,480
Piaggio & C SpA[b]	10,692	19,596
RAI Way SpA[c]	5,967	27,758
Recordati SpA	5,751	186,565
Reply SpA	243	34,782
Rizzoli Corriere Della Sera Mediagroup SpA[a,b]	18,712	17,075
Safilo Group SpA[a]	2,177	17,297
Salini Impregilo SpA	11,237	34,003
Salvatore Ferragamo SpA	2,835	66,765
Saras SpA[b]	7,968	13,704

Security	Shares	Value
Societa Cattolica di Assicurazioni Scrl	8,034	$56,644
Societa Iniziative Autostradali e Servizi SpA	4,025	36,615
Tamburi Investment Partners SpA	5,103	20,486
Tod’s SpA[b]	787	46,247
Unipol Gruppo Finanziario SpA	24,340	67,501
Vittoria Assicurazioni SpA	1,548	15,839
Yoox Net-A-Porter Group SpA[a]	3,078	86,187

		3,891,078
NETHERLANDS — 3.52%
Aalberts Industries NV	5,373	178,418
Accell Group	1,188	30,867
Amsterdam Commodities NV	972	24,837
Arcadis NV	3,726	49,895
ASM International NV	2,568	100,164
BE Semiconductor Industries NV	1,863	55,353
BinckBank NV	3,780	21,110
Brunel International NV	1,269	26,026
Corbion NV	3,132	75,371
COSMO Pharmaceuticals NVa,b	351	56,693
Delta Lloyd NV	25,191	90,003
Eurocommercial Properties NV	2,622	116,109
Euronext NVc	3,294	140,710
Flow Traders[c]	1,566	55,530
Fugro NV CVA[a]	3,321	58,714
IMCD Group NV	2,727	115,651
Intertrust NVa,c	2,241	50,922
InterXion Holding NVa	3,834	145,232
Kendrion NV	702	18,879
Koninklijke BAM Groep NV	12,691	49,813
NSI NV	8,262	36,577
PostNL NVa	22,950	88,181
Refresco Group NVc	2,646	41,321
SBM Offshore NV	9,870	131,894
TKH Group NV	2,241	81,808
TomTom NVa,b	5,751	49,159
VastNed Retail NV	1,080	45,325
Wereldhave NV	2,234	108,121
Wessanen	4,243	51,765

		2,094,448
NORWAY — 2.81%
Aker ASA Class A	1,512	45,416
Aker Solutions ASA[a]	8,695	36,347
Atea ASA	4,494	47,085
Austevoll Seafood ASA	5,049	44,508

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Bakkafrost P/F	2,172	$84,658
Borregaard ASA	5,562	44,903
BW LPG Ltd.[c]	4,536	16,161
Det Norske Oljeselskap ASA[a]	5,562	70,393
DNO ASA[a,b]	36,622	37,392
Entra ASA[c]	4,563	48,486
Europris ASA[c]	5,994	25,975
Frontline Ltd./Bermuda[b]	4,132	32,377
Hexagon Composites ASA[a,b]	4,374	13,242
Hoegh LNG Holdings Ltd.[b]	2,688	28,083
IDEX ASA[a,b]	21,087	19,753
Kongsberg Automotive ASA[a]	24,003	16,699
Leroy Seafood Group ASA	1,485	71,421
Nordic Semiconductor ASA[a,b]	6,912	31,184
Norwegian Air Shuttle ASA[a,b]	1,597	57,449
Norwegian Property ASA	13,829	16,402
Ocean Yield ASA[b]	2,376	19,535
Opera Software ASA[b]	7,108	44,726
Petroleum Geo-Services ASA[a,b]	12,585	25,072
Protector Forsikring ASA	3,456	29,747
REC Silicon ASA[a,b]	113,238	21,430
Salmar ASA	2,836	88,384
Scatec Solar ASA[c]	3,492	14,759
Seadrill Ltd.[a,b]	19,008	55,718
Skandiabanken ASA[a,c]	3,726	25,547
Sparebank 1 Nord Norge	6,021	28,951
SpareBank 1 SMN	7,614	42,577
Stolt-Nielsen Ltd.	1,458	18,349
Storebrand ASA[a]	25,141	95,425
Subsea 7 SAa,b	14,958	160,273
Tanker Investments Ltd.[a]	2,160	12,643
TGS Nopec Geophysical Co. ASA[b]	5,805	96,556
Thin Film Electronics ASA[a,b]	32,940	17,168
Treasure ASA[a]	3,952	7,695
Wilh Wilhelmsen ASA	3,952	9,384
XXL ASA[c]	5,400	65,714

		1,667,587
PORTUGAL — 0.66%
Altri SGPS SA	4,158	16,116
Banco BPI SA Registered[a,d]	20,926	26,091
Banco Comercial Portugues SA Registered[a,b]	2,423,061	54,734
Corticeira Amorim SGPS SA	1,134	9,130
CTT-Correios de Portugal SA	8,028	67,294
Mota-Engil SGPS SA	5,735	11,005

Security	Shares	Value
Navigator Co. SA (The)	13,259	$42,093
NOS SGPS SA	13,070	87,562
REN – Redes Energeticas Nacionais SGPS SA	8,019	24,391
Semapa-Sociedade de Investimento e Gestao	1,437	18,046
Sonae SGPS SA	46,502	36,193

		392,655
SINGAPORE — 0.00%
Jurong Technologies Industrial Corp. Ltd.[a]	60,000	—

		—
SPAIN — 4.52%
Abengoa SA Class Ba	34,992	8,687
Acciona SA	1,622	119,838
Acerinox SA	9,285	124,128
Almirall SA	3,491	56,098
Applus Services SA	5,968	63,467
Atresmedia Corp. de Medios de Comunicacion SA	5,076	53,186
Axiare Patrimonio SOCIMI SA	4,111	56,085
Bolsas y Mercados Espanoles SHMSF SAb	2,076	62,367
Cellnex Telecom SAU[c]	8,316	147,209
Cia. de Distribucion Integral Logista Holdings SA	2,300	55,516
CIE Automotive SA	2,538	49,298
Construcciones y Auxiliar de Ferrocarriles SA	102	37,178
Corp Financiera Alba SA	864	36,772
Ebro Foods SA	3,926	89,561
Ence Energia y Celulosa SA	8,222	20,779
Euskaltel SAa,c	5,643	50,646
Faes Farma SA	14,503	57,250
Gamesa Corp. Tecnologica SA	12,271	259,964
Grupo Catalana Occidente SA	2,376	66,796
Hispania Activos Inmobiliarios SOCIMI SA	6,269	83,913
Indra Sistemas SAa,b	6,022	73,031
Inmobiliaria Colonial SA	12,387	97,987
Laboratorios Farmaceuticos Rovi SA	891	12,863
Lar Espana Real Estate SOCIMI SAb	3,648	26,394
Lar Espana Real Estate SOCIMI SA New[a]	1,710	12,372
Liberbank SAa	26,705	20,396

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Mediaset Espana Comunicacion SA	11,151	$128,188
Melia Hotels International SA	5,174	61,446
Merlin Properties SOCIMI SA	17,279	197,860
Miquel y Costas & Miquel SA	495	21,865
NH Hotel Group SAa,b	10,936	49,773
Obrascon Huarte Lain SAb	6,858	25,545
Papeles y Cartones de Europa SA	2,592	15,072
Pharma Mar SAa,b	10,245	26,350
Promotora de Informaciones SAa	3,229	19,137
Prosegur Cia. de Seguridad SA	15,471	105,187
Sacyr SA	20,130	35,454
Saeta Yield SA	2,808	28,807
Talgo SAa,c	5,832	28,337
Tecnicas Reunidas SA	1,866	57,707
Tubacex SA	6,804	17,918
Viscofan SA	2,354	125,959

		2,686,386
SWEDEN — 10.18%
AAK AB	1,647	122,077
AF AB Class B	3,321	60,517
Alimak Group ABc	1,728	17,870
Arcam ABa,b	1,161	22,653
Attendo ABc	4,374	43,441
Avanza Bank Holding AB	1,300	46,617
Axfood AB	4,031	72,652
B&B Tools AB Class B	1,390	26,877
B&M European Value Retail SA	38,259	130,699
Betsson ABb	6,358	59,867
Bilia AB Class A	2,214	56,950
BillerudKorsnas AB	9,666	168,550
BioGaia AB Class B	810	23,303
Bonava AB Class Ba	4,607	53,826
Bravida Holding ABc	4,968	33,039
Bure Equity AB	2,646	27,209
Byggmax Group AB	3,328	24,180
Capio ABc	4,104	24,167
Castellum AB	12,766	193,583
Clas Ohlson AB Class B	1,927	32,236
Cloetta AB Class B	12,366	45,213
Collector ABa	1,080	14,871
Com Hem Holding AB	7,436	63,699
Concentric AB	2,376	29,096
D. Carnegie & Co. ABa	2,133	27,121
Dios Fastigheter AB	2,673	21,144
Dometic Group ABa,c	7,290	51,257

Security	Shares	Value
Duni AB	2,005	$27,960
Dustin Group ABc	2,322	15,170
Elekta AB Class Bb	20,223	161,388
Eltel ABc	2,592	27,413
Evolution Gaming Group ABc	1,107	31,913
Fabege AB	7,218	129,246
Fastighets AB Balder Class Ba	4,806	131,732
Fingerprint Cards AB Class Ba,b	17,091	199,783
Granges AB	4,158	42,392
Haldex AB	2,457	30,304
Hemfosa Fastigheter AB	7,321	78,714
Hexpol AB	13,514	120,596
Hoist Finance ABc	3,348	31,485
Holmen AB Class B	2,730	92,713
Hufvudstaden AB Class A	5,967	99,923
Industrial & Financial Systems Class B	267	11,373
Indutrade AB	5,211	110,407
Intrum Justitia AB	4,023	129,458
Investment AB Oresund	1,755	27,353
Inwido AB	3,240	40,816
ITAB Shop Concept AB Class B	1,971	16,515
JM AB	4,086	106,251
Kambi Group PLC[a]	1,323	18,411
KappAhl AB	3,672	18,073
Klovern AB Class B	24,714	31,713
Kungsleden AB	8,488	63,411
L E Lundbergforetagen AB Class B	2,059	124,263
Lifco AB Class B	2,322	70,612
Lindab International AB	3,672	34,403
Loomis AB Class B	3,942	114,055
Meda AB Class A	14,067	263,095
Mekonomen AB	1,323	30,697
Modern Times Group MTG AB Class B	2,916	76,237
Mycronic AB	3,591	41,766
NCC AB Class B	4,627	111,915
NetEnt AB	9,436	80,113
New Wave Group AB Class B	2,700	14,808
Nibe Industrier AB Class B	17,987	154,926
Nobia AB	5,697	53,643
Nobina ABc	4,914	27,065
Nolato AB Class Bb	1,107	29,902
Nordax Group ABc	3,591	17,380
Nordnet AB Class Bb	4,806	15,995
Oriflame Holding AGa,b	2,241	57,880

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Pandox AB	3,105	$53,161
Peab AB	9,913	79,923
Ratos AB Class B	10,866	55,072
RaySearch Laboratories AB	1,188	18,481
Recipharm AB Class Bb	2,162	34,963
Rezidor Hotel Group AB	5,076	21,176
Saab AB	3,510	120,847
SAS ABa	4,374	8,611
Scandi Standard AB	2,357	17,815
Scandic Hotels Group ABa,c	2,187	16,723
SkiStar AB	1,188	18,794
SSAB AB Class Aa,b	12,206	38,492
SSAB AB Class Ba,b	29,353	72,855
Starbreeze ABa	8,748	20,400
Sweco AB Class B	3,877	71,330
Swedish Orphan Biovitrum ABa,b	8,100	103,749
Tethys Oil AB	1,863	12,280
Thule Group ABc	4,919	79,117
Tobii ABa,b	3,159	22,859
Trelleborg AB Class B	13,206	241,420
Unibet Group PLC	12,636	129,123
Vitrolife AB	702	40,145
Wallenstam AB Class B	9,867	86,316
Wihlborgs Fastigheter AB	3,791	84,275

		6,053,909
SWITZERLAND — 7.97%
AFG Arbonia-Forster Holding AG Registered[a]	2,106	33,340
Allreal Holding AG Registered	730	108,165
APG SGA SA	54	23,020
Ascom Holding AG Registered	1,950	33,393
Autoneum Holding AG	150	42,372
Banque Cantonale Vaudoise Registered	166	112,676
Basilea Pharmaceutica AG Registered[a,b]	648	47,371
BKW AG	702	32,323
Bobst Group SA Registered	459	25,599
Bossard Holding AG	324	39,559
Bucher Industries AG Registered	356	88,664
Burckhardt Compression Holding AG	162	48,653
Burkhalter Holding AG	201	27,994
Cembra Money Bank AG	1,593	114,722
Clariant AG Registered	16,338	285,190
Comet Holding AG Registered	39	31,880

Security	Shares	Value
Conzzeta AG	81	$53,807
Daetwyler Holding AG Bearer	438	58,917
dorma+kaba Holding AG Class B	165	120,961
EDAG Engineering Group AG	621	11,389
EFG International AG	4,383	20,952
Emmi AG	113	73,077
Evolva Holding SAa,b	20,655	16,029
Flughafen Zuerich AG	1,085	203,988
Forbo Holding AG Registered	60	76,983
GAM Holding AG	9,207	101,459
Gategroup Holding AG	1,390	72,200
Georg Fischer AG Registered	222	181,583
Helvetia Holding AG Registered	353	177,879
Huber & Suhner AG Registered	783	45,694
Implenia AG Registered	810	55,316
Inficon Holding AG Registered	94	34,553
Intershop Holdings AG	59	28,998
Kardex AG Bearer	351	35,392
Komax Holding AG Registered	189	42,241
Kudelski SA Bearer	2,025	43,268
Leonteq AGb	492	32,047
Logitech International SA Registered	8,518	170,545
Meyer Burger Technology AGa,b	5,427	22,742
Mobilezone Holding AG	1,350	17,391
Mobimo Holding AG Registered	351	84,767
Molecular Partners AGa	378	9,954
Myriad Group AGa,b	5,373	14,622
OC Oerlikon Corp. AG Registered	11,274	105,805
Orior AG	297	21,204
Panalpina Welttransport Holding AG Registered	576	78,195
Plazza AG	95	22,982
PSP Swiss Property AG Registered	2,241	226,662
Rieter Holding AG Registered	162	34,212
Santhera Pharmaceutical Holding AGa,b	282	16,399
Schmolz + Bickenbach AG Registered[a]	26,757	17,996
Schweiter Technologies AG Bearer	54	54,757
SFS Group AG	918	70,290
Siegfried Holding AG Registered	189	39,875
St Galler Kantonalbank AG Registered	139	57,278
Straumann Holding AG Registered	567	217,219
Sulzer AG Registered	756	77,051

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Sunrise Communications Group AGc	1,863	$120,769
Swissquote Group Holding SA Registered	567	14,080
Tecan Group AG Registered	567	91,405
Temenos Group AG Registered	3,110	192,917
U-Blox AG	333	84,555
Valiant Holding AG Registered	891	85,186
Valora Holding AG Registered	162	46,935
Vontobel Holding AG Registered	1,249	57,704
VZ Holding AG	162	48,611
Ypsomed Holding AG	165	32,848
Zehnder Group AGa	594	23,048

		4,739,658
UNITED KINGDOM — 31.63%
888 Holdings PLC	9,072	27,131
AA PLC	33,345	109,751
Abcam PLC	9,882	100,371
Acacia Mining PLC	9,045	67,191
Advanced Medical Solutions Group PLC[b]	11,070	31,747
Aldermore Group PLC[a]	11,502	21,242
Allied Minds PLC[a,b]	10,164	49,971
Amec Foster Wheeler PLC	21,377	126,556
Amerisur Resources PLC[a,b]	46,926	16,822
AO World PLC[a,b]	11,853	23,134
Arrow Global Group PLC	9,045	26,480
Ashmore Group PLC[b]	21,276	94,066
ASOS PLC[a]	2,970	177,644
AVEVA Group PLC	3,537	88,850
Balfour Beatty PLC[a]	37,773	111,185
BBA Aviation PLC	56,354	178,075
Beazley PLC	28,431	149,595
Bellway PLC	6,729	187,259
Berendsen PLC	9,585	162,511
BGEO Group PLC	2,196	79,626
Big Yellow Group PLC	8,262	77,883
Bodycote PLC	10,422	81,017
boohoo.com PLC[a]	37,454	33,193
Booker Group PLC	92,214	213,033
Bovis Homes Group PLC	7,317	79,516
Brammer PLC	7,155	10,450
Brewin Dolphin Holdings PLC	15,946	53,500
Britvic PLC	13,747	114,074
BTG PLC[a]	21,033	186,263
Cairn Energy PLC[a]	31,271	74,360

Security	Shares	Value
Cape PLC	7,263	$17,936
Capital & Counties Properties PLC	41,555	160,552
Card Factory PLC	16,768	68,147
Carillion PLC[b]	23,655	83,762
Centamin PLC	60,356	132,943
Chemring Group PLC	15,939	29,045
Chesnara PLC	7,614	31,616
Cineworld Group PLC	10,179	79,399
Clinigen Healthcare Ltd.[a]	5,184	45,736
Close Brothers Group PLC	8,222	137,546
CMC Markets PLC[a,c]	6,210	22,938
Costain Group PLC	4,860	21,923
Countrywide PLC	8,640	28,449
Crest Nicholson Holdings PLC	13,689	77,661
CVS Group PLC	3,186	33,714
CYBG PLC[a,b]	48,191	166,868
Daily Mail & General Trust PLC Class A NVS	14,769	140,791
Dairy Crest Group PLC	7,695	61,606
Dart Group PLC	5,265	33,903
De La Rue PLC	5,670	47,427
Debenhams PLC	64,611	48,082
Derwent London PLC	5,708	215,381
Dialight PLC[a]	1,539	11,708
Dignity PLC	2,592	92,883
Diploma PLC	6,264	70,983
Domino’s Pizza Group PLC	27,297	143,845
Drax Group PLC	22,365	101,494
DS Smith PLC	51,543	268,397
Dunelm Group PLC	5,481	61,856
Electrocomponents PLC	24,084	93,755
Elementis PLC	25,272	74,288
EMIS Group PLC	3,105	42,256
Empiric Student Property PLC	24,921	38,051
EnQuest PLC[a]	40,109	13,180
Enterprise Inns PLC[a]	28,458	33,344
Entertainment One Ltd.	18,965	49,680
Equiniti Group PLC[c]	11,853	27,225
Essentra PLC	14,364	92,495
esure Group PLC	15,849	54,816
Evraz PLC[a]	19,116	43,451
Faroe Petroleum PLC[a,b]	15,741	14,003
Faroe Petroleum PLC New[a,b]	209	—
Fenner PLC	11,429	24,431
Fevertree Drinks PLC	4,752	57,414

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
FirstGroup PLC[a]	65,464	$87,177
Foxtons Group PLC[b]	14,904	21,767
Galliford Try PLC	4,568	59,558
Gem Diamonds Ltd.	6,188	10,783
Genus PLC	3,294	79,640
Go-Ahead Group PLC	2,376	57,666
Grafton Group PLC	12,204	90,495
Grainger PLC	22,599	65,230
Great Portland Estates PLC	18,640	169,155
Greencore Group PLC	22,583	98,226
Greene King PLC	16,930	182,633
Greggs PLC	5,535	75,987
GVC Holdings PLC	15,182	127,192
GW Pharmaceuticals PLC[a,b]	15,507	122,605
Halfords Group PLC	10,989	51,430
Halma PLC	20,823	290,014
Hansteen Holdings PLC	40,122	56,999
Hastings Group Holdings Ltd.[c]	7,101	17,951
Hays PLC	74,158	117,068
Helical PLC	5,886	22,194
Henderson Group PLC	61,628	189,012
Hiscox Ltd.	15,619	219,816
Hochschild Mining PLC[a]	14,094	50,000
Home Retail Group PLC	44,798	91,835
Homeserve PLC	14,271	106,107
Hostelworld Group PLC[c]	5,508	10,878
Howden Joinery Group PLC	34,967	200,559
Hunting PLC[b]	7,101	38,466
Ibstock PLC[c]	11,151	22,548
IG Group Holdings PLC	20,115	236,354
Imagination Technologies Group PLC[a]	14,553	39,320
Inchcape PLC	21,195	189,668
Indivior PLC	39,609	155,716
Informa PLC	35,673	338,172
Intermediate Capital Group PLC	16,925	128,761
International Personal Finance PLC	12,342	43,932
Interserve PLC	8,196	32,101
iomart Group PLC	4,752	18,770
ITE Group PLC	14,661	31,875
J D Wetherspoon PLC	4,594	51,967
JD Sports Fashion PLC	3,699	61,782
Jimmy Choo PLC[a]	6,993	9,772
John Laing Group PLC[c]	18,916	56,508
John Menzies PLC	3,429	26,861

Security	Shares	Value
John Wood Group PLC	19,602	$171,639
JRP Group PLC	25,854	36,352
Jupiter Fund Management PLC	23,625	132,494
Just Eat PLC[a]	26,126	186,272
KAZ Minerals PLC[a]	13,373	27,982
Kcom Group PLC	29,241	42,706
Keller Group PLC	3,888	52,602
Kier Group PLC	5,242	74,818
Ladbrokes PLC	50,058	92,183
Laird PLC	14,877	57,933
Lancashire Holdings Ltd.[b]	10,519	84,146
LondonMetric Property PLC	32,724	70,298
Lonmin PLC[a,b]	15,493	49,008
Lookers PLC	18,090	25,579
Majestic Wine PLC[a,b]	3,672	18,855
Man Group PLC	93,503	144,007
Marston’s PLC	31,482	59,396
Melrose Industries PLC	7,988	72,596
Micro Focus International PLC	10,748	276,270
Mitchells & Butlers PLC	11,355	37,961
Mitie Group PLC	19,872	65,617
Moneysupermarket.com Group PLC	30,159	119,526
Morgan Advanced Materials PLC	15,768	57,362
N Brown Group PLC	8,829	20,385
National Express Group PLC	23,742	106,356
NewRiver Retail Ltd.	13,098	52,171
Northgate PLC	7,560	38,343
Nostrum Oil & Gas PLC	4,698	18,713
Ocado Group PLC[a,b]	27,675	97,960
On the Beach Group PLC[a,c]	3,186	9,824
OneSavings Bank PLC	6,059	16,467
Ophir Energy PLC[a,b]	39,150	35,216
Oxford Instruments PLC	3,035	28,872
P2P Global Investments PLC/Fund	4,993	54,691
Pagegroup PLC	16,956	76,137
Pantheon Resources PLC[a,b]	11,799	27,415
Paragon Group of Companies PLC (The)	16,200	58,654
Paysafe Group PLC[a]	25,002	128,133
Pennon Group PLC	21,527	257,804
Petra Diamonds Ltd.	28,404	45,160
Pets at Home Group PLC	20,497	66,266
Phoenix Group Holdings	12,101	128,934
Playtech PLC	12,420	143,381
Polypipe Group PLC	10,611	33,544
Poundland Group PLC	12,123	36,497

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Premier Farnell PLC	20,763	$53,480
Premier Foods PLC[a,b]	40,454	27,124
Premier Oil PLC[a]	28,395	23,940
Primary Health Properties PLC	32,597	48,148
PZ Cussons PLC	15,363	69,290
QinetiQ Group PLC	32,619	97,314
Redcentric PLC	7,803	18,519
Redde PLC	16,416	40,649
Redefine International PLC/Isle of Man	68,877	39,762
Redrow PLC	12,048	54,083
Regus PLC	35,331	143,213
Renishaw PLC	2,052	70,863
Rentokil Initial PLC	99,711	284,631
Restaurant Group PLC (The)	11,151	52,440
Restore PLC[b]	4,671	20,528
Rightmove PLC	5,238	281,727
Rotork PLC	47,551	137,378
RPC Group PLC	18,167	208,158
RPS Group PLC	12,403	30,959
Safestore Holdings PLC	11,394	56,094
Saga PLC	42,552	114,970
Savills PLC	7,263	67,405
Scapa Group PLC	7,992	27,164
Schroder REIT Ltd.	29,764	21,735
Senior PLC	23,139	62,949
Serco Group PLC[a]	60,465	96,014
Shaftesbury PLC	14,437	179,029
Shanks Group PLC	21,608	30,267
Shawbrook Group PLC[a,c]	7,776	19,409
SIG PLC	32,589	45,648
Sirius Minerals PLC[a]	114,291	40,592
SOCO International PLC	11,516	23,088
Softcat PLC	4,779	22,036
Sophos Group PLC[c]	15,309	50,611
Spectris PLC	6,507	162,333
Speedy Hire PLC	31,752	14,544
Spirax-Sarco Engineering PLC	4,060	214,702
Spire Healthcare Group PLC[c]	15,338	65,756
Spirent Communications PLC	32,832	39,450
Sports Direct International PLC[a]	14,796	56,871
SSP Group PLC	26,003	110,339
ST Modwen Properties PLC	10,746	40,263
Stagecoach Group PLC	22,167	59,745
Standard Life Investment Property Income Trust Ltd.	22,248	23,188

Security	Shares	Value
Stobart Group Ltd.	17,550	$39,845
Stock Spirits Group PLC	10,341	21,281
SuperGroup PLC	2,687	56,581
SVG Capital PLC[a]	9,116	66,629
Synthomer PLC	15,012	72,929
TalkTalk Telecom Group PLC	29,004	88,185
Ted Baker PLC	1,593	49,745
Telecom Plus PLC[b]	3,483	48,094
Telford Homes PLC	3,861	14,841
Telit Communications PLC[b]	4,866	17,185
Thomas Cook Group PLC[a]	80,545	69,511
Topps Tiles PLC	10,368	16,519
Tritax Big Box REIT PLC	45,776	82,900
Tullett Prebon PLC	13,662	60,258
Tullow Oil PLC[a]	49,977	131,183
UBM PLC	21,673	193,226
UDG Healthcare PLC[b]	13,446	103,811
Ultra Electronics Holdings PLC	3,861	87,710
UNITE Group PLC (The)	12,024	101,134
Vectura Group PLC[a]	35,014	69,221
Vedanta Resources PLC	4,579	34,866
Vesuvius PLC	12,069	58,968
Victrex PLC	4,698	92,191
Virgin Money Holdings UK PLC	13,338	46,698
VTTI Energy Partners LP	1,188	23,570
WH Smith PLC	6,245	126,777
Workspace Group PLC	6,696	62,676
WS Atkins PLC	4,644	86,383
Xaar PLC	4,347	28,670
Zeal Network SE	420	16,605
Zoopla Property Group PLC[c]	12,775	49,866

		18,803,017

TOTAL COMMON STOCKS
(Cost: $60,968,834)		58,786,497

PREFERRED STOCKS — 0.69%

GERMANY — 0.60%
Biotest AG	1,490	22,718
Draegerwerk AG & Co. KGaA	405	26,816
Jungheinrich AG	2,592	79,057
Sartorius AG	1,937	154,829
Sixt SE	918	37,762
STO SE & Co. KGaA	162	19,420
Villeroy & Boch AG	837	12,767

		353,369

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
ITALY — 0.09%
Buzzi Unicem SpA RSP	2,241	$24,646
Italmobiliare SpA	918	31,351

		55,997

TOTAL PREFERRED STOCKS
(Cost: $315,388)		409,366

WARRANTS — 0.00%

ISRAEL — 0.00%
Tower Semiconductor Ltd. (Expires 06/27/17)[a]	1	3

		3

TOTAL WARRANTS
(Cost: $0)		3

SHORT-TERM INVESTMENTS — 8.29%

MONEY MARKET FUNDS — 8.29%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[e,f,g]	4,669,158	4,669,158
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[e,f,g]	257,992	257,992

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[e,f]	719	$719

		4,927,869

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,927,869)		4,927,869

TOTAL INVESTMENTS IN SECURITIES — 107.87%
(Cost: $66,212,091)[h]		64,123,735
Other Assets, Less Liabilities — (7.87)%		(4,678,268)

NET ASSETS — 100.00%		$59,445,467

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $67,592,991. Net unrealized depreciation was $3,469,256, of which $6,119,125 represented gross unrealized appreciation on securities and $9,588,381 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$58,773,894	$12,372	$231	$58,786,497
Preferred stocks	409,366	—	—	409,366
Warrants	3	—	—	3
Money market funds	4,927,869	—	—	4,927,869

Total	$64,111,132	$12,372	$231	$64,123,735

See notes to financial statements.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2016

	iShares Currency Hedged MSCI Europe Small-Cap ETF	iShares Edge MSCI Min Vol EAFE Currency Hedged ETF	iShares Edge MSCI Min Vol EAFE ETF

ASSETS
Investments, at cost:
Unaffiliated	$—	$—	$7,568,403,393
Affiliated (Note 2)	1,325,874	8,421,965	44,614,870

Total cost of investments	$1,325,874	$8,421,965	$7,613,018,263

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$—	$—	$7,906,342,135
Affiliated (Note 2)	1,278,557	8,880,420	44,614,870

Total fair value of investments	1,278,557	8,880,420	7,950,957,005
Foreign currency, at value[b]	—	—	11,513,380
Receivables:
Due from custodian (Note 4)	—	—	2,033,233
Dividends and interest	1	2	20,968,347
Unrealized appreciation on forward currency contracts (Note 1)	38,431	141,087	—
Tax reclaims	—	—	6,865,526

Total Assets	1,316,989	9,021,509	7,992,337,491

LIABILITIES
Payables:
Investment securities purchased	25,898	84,024	2,033,233
Collateral for securities on loan (Note 1)	—	—	41,259,049
Unrealized depreciation on forward currency contracts (Note 1)	21,146	163,044	—
Investment advisory fees (Note 2)	18	251	1,287,596

Total Liabilities	47,062	247,319	44,579,878

NET ASSETS	$1,269,927	$8,774,190	$7,947,757,613

Net assets consist of:
Paid-in capital	$1,262,984	$8,529,989	$7,667,784,563
Undistributed net investment income	—	—	17,324,154
Undistributed net realized gain (accumulated net realized loss)	36,975	(192,297)	(75,341,171)
Net unrealized appreciation (depreciation)	(30,032)	436,498	337,990,067

NET ASSETS	$1,269,927	$8,774,190	$7,947,757,613

Shares outstanding[c]	50,000	350,000	117,000,000

Net asset value per share	$25.40	$25.07	$67.93

[a]	Securities on loan with values of $ —, $ — and $39,586,880, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $ — and $11,367,136, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2016

	iShares Edge MSCI Min Vol Europe Currency Hedged ETF	iShares Edge MSCI Min Vol Europe ETF	iShares MSCI Europe Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$—	$36,785,620	$61,284,222
Affiliated (Note 2)	4,126,841	3,456	4,927,869

Total cost of investments	$4,126,841	$36,789,076	$66,212,091

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$—	$35,851,917	$59,195,866
Affiliated (Note 2)	4,054,612	3,456	4,927,869

Total fair value of investments	4,054,612	35,855,373	64,123,735
Foreign currency, at value[b]	—	69,618	185,118
Receivables:
Due from custodian (Note 4)	—	53,423	2,292
Dividends and interest	26,402	56,753	60,422
Unrealized appreciation on forward currency contracts (Note 1)	45,220	—	—
Capital shares sold	—	105,704	—
Tax reclaims	—	50,618	50,618

Total Assets	4,126,234	36,191,489	64,422,185

LIABILITIES
Payables:
Investment securities purchased	18,339	55,708	30,613
Collateral for securities on loan (Note 1)	288,000	—	4,927,150
Due to custodian	24,554	—	—
Unrealized depreciation on forward currency contracts (Note 1)	54,814	—	—
Investment advisory fees (Note 2)	63	6,403	18,955

Total Liabilities	385,770	62,111	4,976,718

NET ASSETS	$3,740,464	$36,129,378	$59,445,467

Net assets consist of:
Paid-in capital	$3,712,634	$37,610,708	$66,240,400
Undistributed (distributions in excess of) net investment income	146	59,666	(9,730)
Undistributed net realized gain (accumulated net realized loss)	109,507	(604,457)	(4,697,139)
Net unrealized depreciation	(81,823)	(936,539)	(2,088,064)

NET ASSETS	$3,740,464	$36,129,378	$59,445,467

Shares outstanding[c]	150,000	1,550,000	1,350,000

Net asset value per share	$24.94	$23.31	$44.03

[a]	Securities on loan with values of $280,200, $ — and $4,694,524, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $69,591 and $183,228, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2016

	iShares Currency Hedged MSCI Europe Small-Cap ETF[a]	iShares Edge MSCI Min Vol EAFE Currency Hedged ETF[a]	iShares Edge MSCI Min Vol EAFE ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$—	$—	$168,237,236
Dividends — affiliated (Note 2)	45,037	168,708	11,857
Securities lending income — affiliated — net (Note 2)	—	—	400,442

Total investment income	45,037	168,708	168,649,535

EXPENSES
Investment advisory fees (Note 2)	7,452	18,539	16,147,914

Total expenses	7,452	18,539	16,147,914
Less investment advisory fees waived (Note 2)	(6,929)	(17,075)	(6,209,806)

Net expenses	523	1,464	9,938,108

Net investment income	44,514	167,244	158,711,427

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	—	—	(43,654,741)
Investments — affiliated (Note 2)	(9,398)	(4,125)	—
In-kind redemptions — unaffiliated	—	—	84,963,793
In-kind redemptions — affiliated (Note 2)	(26,394)	—	—
Foreign currency transactions	83,022	(188,172)	815,312

Net realized gain (loss)	47,230	(192,297)	42,124,364

Net change in unrealized appreciation/depreciation on:
Investments	(47,317)	458,455	172,262,310
Forward currency contracts	17,285	(21,957)	—
Translation of assets and liabilities in foreign currencies	—	—	102,555

Net change in unrealized appreciation/depreciation	(30,032)	436,498	172,364,865

Net realized and unrealized gain	17,198	244,201	214,489,229

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,712	$411,445	$373,200,656

[a]	For the period from October 29, 2015 (commencement of operations) to July 31, 2016.
[b]	Net of foreign withholding tax of $ —, $ — and $12,325,875, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2016

	iShares Edge MSCI Min Vol Europe Currency Hedged ETF[a]	iShares Edge MSCI Min Vol Europe ETF	iShares MSCI Europe Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$—	$940,861	$1,550,382
Dividends — affiliated (Note 2)	93,290	39	71
Securities lending income — affiliated — net (Note 2)	5,548	26	185,121

Total investment income	98,838	940,926	1,735,574

EXPENSES
Investment advisory fees (Note 2)	5,415	63,450	224,535

Total expenses	5,415	63,450	224,535
Less investment advisory fees waived (Note 2)	(4,833)	—	—

Net expenses	582	63,450	224,535

Net investment income	98,256	877,476	1,511,039

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	—	(529,212)	(825,770)
Investments — affiliated (Note 2)	(17,228)	—	—
In-kind redemptions — unaffiliated	—	424,442	665,303
In-kind redemptions — affiliated (Note 2)	(91,441)	—	—
Foreign currency transactions	157,628	(10,254)	(9,672)

Net realized gain (loss)	48,959	(115,024)	(170,139)

Net change in unrealized appreciation/depreciation on:
Investments	(72,229)	(1,098,434)	(2,972,637)
Forward currency contracts	(9,594)	—	—
Translation of assets and liabilities in foreign currencies	—	(2,946)	1,017

Net change in unrealized appreciation/depreciation	(81,823)	(1,101,380)	(2,971,620)

Net realized and unrealized loss	(32,864)	(1,216,404)	(3,141,759)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$65,392	$(338,928)	$(1,630,720)

[a]	For the period from October 29, 2015 (commencement of operations) to July 31, 2016.
[b]	Net of foreign withholding tax of $ —, $93,254 and $131,211, respectively.

See notes to financial statements.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Currency Hedged MSCI Europe Small-Cap ETF	iShares Edge MSCI Min Vol EAFE Currency Hedged ETF
	Period from October 29, 2015[a] to July 31, 2016	Period from October 29, 2015[a] to July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$44,514	$167,244
Net realized gain (loss)	47,230	(192,297)
Net change in unrealized appreciation/depreciation	(30,032)	436,498

Net increase in net assets resulting from operations	61,712	411,445

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(44,529)	(167,244)
Return of capital	—	(240)

Total distributions to shareholders	(44,529)	(167,484)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,687,498	8,530,229
Cost of shares redeemed	(2,434,754)	—

Net increase in net assets from capital share transactions	1,252,744	8,530,229

INCREASE IN NET ASSETS	1,269,927	8,774,190

NET ASSETS
Beginning of period	—	—

End of period	$1,269,927	$8,774,190

SHARES ISSUED AND REDEEMED
Shares sold	150,000	350,000
Shares redeemed	(100,000)	—

Net increase in shares outstanding	50,000	350,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI Min Vol EAFE ETF		iShares Edge MSCI Min Vol Europe Currency Hedged ETF
	Year ended July 31, 2016	Year ended July 31, 2015	Period from October 29, 2015[a] to July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$158,711,427	$58,316,131	$98,256
Net realized gain	42,124,364	36,345,730	48,959
Net change in unrealized appreciation/depreciation	172,364,865	49,933,043	(81,823)

Net increase in net assets resulting from operations	373,200,656	144,594,904	65,392

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(149,842,338)	(54,957,420)	(98,110)

Total distributions to shareholders	(149,842,338)	(54,957,420)	(98,110)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,045,098,591	1,930,300,049	4,971,196
Cost of shares redeemed	(338,436,574)	(249,722,803)	(1,198,014)

Net increase in net assets from capital share transactions	4,706,662,017	1,680,577,246	3,773,182

INCREASE IN NET ASSETS	4,930,020,335	1,770,214,730	3,740,464

NET ASSETS
Beginning of period	3,017,737,278	1,247,522,548	—

End of period	$7,947,757,613	$3,017,737,278	$3,740,464

Undistributed net investment income included in net assets at end of period	$17,324,154	$6,335,454	$146

SHARES ISSUED AND REDEEMED
Shares sold	77,400,000	29,300,000	200,000
Shares redeemed	(5,100,000)	(3,800,000)	(50,000)

Net increase in shares outstanding	72,300,000	25,500,000	150,000

[a]	Commencement of operations.

See notes to financial statements.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI Min Vol Europe ETF		iShares MSCI Europe Small-Cap ETF
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$877,476	$224,282	$1,511,039	$900,324
Net realized gain (loss)	(115,024)	(215,185)	(170,139)	556,794
Net change in unrealized appreciation/depreciation	(1,101,380)	249,565	(2,971,620)	712,888

Net increase (decrease) in net assets resulting from operations	(338,928)	258,662	(1,630,720)	2,170,006

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(833,810)	(213,213)	(1,596,498)	(1,050,007)

Total distributions to shareholders	(833,810)	(213,213)	(1,596,498)	(1,050,007)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	57,247,229	12,226,296	13,073,662	14,281,930
Cost of shares redeemed	(35,993,416)	(1,167,374)	(2,297,534)	(8,961,318)

Net increase in net assets from capital share transactions	21,253,813	11,058,922	10,776,128	5,320,612

INCREASE IN NET ASSETS	20,081,075	11,104,371	7,548,910	6,440,611

NET ASSETS
Beginning of year	16,048,303	4,943,932	51,896,557	45,455,946

End of year	$36,129,378	$16,048,303	$59,445,467	$51,896,557

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$59,666	$26,003	$(9,730)	$89,453

SHARES ISSUED AND REDEEMED
Shares sold	2,400,000	500,000	300,000	300,000
Shares redeemed	(1,500,000)	(50,000)	(50,000)	(200,000)

Net increase in shares outstanding	900,000	450,000	250,000	100,000

See notes to financial statements.

FINANCIAL STATEMENTS	53

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Currency Hedged MSCI Europe Small-Cap ETF

Period from Oct. 29, 2015[a] to Jul. 31, 2016
Net asset value, beginning of period	$24.98

Income from investment operations:
Net investment income[b]	0.47
Net realized and unrealized gain[c]	0.40

Total from investment operations	0.87

Less distributions from:
Net investment income	(0.45)

Total distributions	(0.45)

Net asset value, end of period	$25.40

Total return	3.53%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,270
Ratio of expenses to average net assets[e,f]	0.03%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.43%
Ratio of net investment income to average net assets[e]	2.57%
Portfolio turnover rate[g,h]	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 59 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Edge MSCI Min Vol EAFE Currency Hedged ETF

Period from Oct. 29, 2015[a] to Jul. 31, 2016
Net asset value, beginning of period	$25.01

Income from investment operations:
Net investment income[b]	0.64
Net realized and unrealized gain[c]	0.05

Total from investment operations	0.69

Less distributions from:
Net investment income	(0.63)
Return of capital	(0.00)[d]

Total distributions	(0.63)

Net asset value, end of period	$25.07

Total return	2.82%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$8,774
Ratio of expenses to average net assets[f,g]	0.03%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.38%
Ratio of net investment income to average net assets[f]	3.43%
Portfolio turnover rate[h,i]	7%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 56 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol EAFE ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Period from Oct. 18, 2011[a] to Jul. 31, 2012
Net asset value, beginning of period	$67.51	$64.98	$58.54	$51.91	$49.77

Income from investment operations:
Net investment income[b]	2.09	2.13	2.47	1.95	1.38
Net realized and unrealized gain[c]	0.00 [d]	2.17	6.12	5.97	1.57

Total from investment operations	2.09	4.30	8.59	7.92	2.95

Less distributions from:
Net investment income	(1.67)	(1.77)	(2.15)	(1.29)	(0.81)

Total distributions	(1.67)	(1.77)	(2.15)	(1.29)	(0.81)

Net asset value, end of period	$67.93	$67.51	$64.98	$58.54	$51.91

Total return	3.19%	6.80%	14.83%	15.39%	6.02%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$7,947,758	$3,017,737	$1,247,523	$737,553	$72,672
Ratio of expenses to average net assets[f]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to waived fees[f]	0.32%	0.33%	0.33%	0.34%	0.34%
Ratio of net investment income to average net assets[f]	3.19%	3.26%	3.97%	3.38%	3.49%
Portfolio turnover rate[g]	22%	23%	20%	27%	25%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Edge MSCI Min Vol Europe Currency Hedged ETF

Period from Oct. 29, 2015[a] to Jul. 31, 2016
Net asset value, beginning of period	$25.10

Income from investment operations:
Net investment income[b]	0.94
Net realized and unrealized loss[c]	(0.12)

Total from investment operations	0.82

Less distributions from:
Net investment income	(0.98)

Total distributions	(0.98)

Net asset value, end of period	$24.94

Total return	3.35%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,740
Ratio of expenses to average net assets[e,f]	0.03%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.28%
Ratio of net investment income to average net assets[e]	5.08%
Portfolio turnover rate[g,h]	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 58 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Min Vol Europe ETF

	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Period from Jun. 3, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$24.69	$24.72	$25.06

Income from investment operations:
Net investment income[b]	0.81	0.90	0.08
Net realized and unrealized loss[c]	(1.55)	(0.26)	(0.42)

Total from investment operations	(0.74)	0.64	(0.34)

Less distributions from:
Net investment income	(0.64)	(0.67)	—

Total distributions	(0.64)	(0.67)	—

Net asset value, end of period	$23.31	$24.69	$24.72

Total return	(2.98)%	2.70%	(1.36)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$36,129	$16,048	$4,944
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	3.46%	3.71%	2.11%
Portfolio turnover rate[f]	32%	25%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Europe Small-Cap ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012
Net asset value, beginning of year	$47.18	$45.46	$39.13	$31.67	$38.67

Income from investment operations:
Net investment income[a]	1.19	1.01	0.88	1.02	0.89
Net realized and unrealized gain (loss)[b]	(3.13)	1.79	6.46	7.59	(6.71)

Total from investment operations	(1.94)	2.80	7.34	8.61	(5.82)

Less distributions from:
Net investment income	(1.21)	(1.08)	(1.01)	(1.15)	(1.18)

Total distributions	(1.21)	(1.08)	(1.01)	(1.15)	(1.18)

Net asset value, end of year	$44.03	$47.18	$45.46	$39.13	$31.67

Total return	(4.14)%	6.34%	18.86%	27.59%	(14.93)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$59,445	$51,897	$45,456	$39,130	$25,335
Ratio of expenses to average net assets	0.40%	0.41%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	2.69%	2.28%	1.98%	2.77%	2.70%
Portfolio turnover rate[c]	20%	65%	18%	24%	25%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2016, July 31, 2015 and July 31, 2014 were 20%, 65% and 17%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name	Diversification Classification
Currency Hedged MSCI Europe Small-Cap[a]	N/A	Non-diversified
Edge MSCI Min Vol EAFE Currency Hedged[a]	iShares Currency Hedged MSCI EAFE Minimum Volatility ETF	Non-diversified
Edge MSCI Min Vol EAFE	iShares MSCI EAFE Minimum Volatility ETF	Diversified
Edge MSCI Min Vol Europe Currency Hedged[a]	iShares Currency Hedged MSCI Europe Minimum Volatility ETF	Non-diversified
Edge MSCI Min Vol Europe	iShares MSCI Europe Minimum Volatility ETF	Non-diversified
MSCI Europe Small-Cap	N/A	Diversified

[a]	The Fund commenced operations on October 29, 2015.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Currently each currency hedged fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedules of investments for the underlying funds are included in this report and should be read in conjunction with the financial statements of the currency hedged funds.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. However, the iShares Currency Hedged MSCI Europe Small-Cap ETF, iShares Edge MSCI Min Vol EAFE Currency Hedged ETF and iShares Edge MSCI Min Vol Europe Currency Hedged ETF have elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2016, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Edge MSCI Min Vol EAFE
Citigroup Global Markets Inc.	$2,778,788	$2,778,788	$—
Credit Suisse Securities (USA) LLC	3,330,627	3,330,627	—
Goldman Sachs & Co.	3,021,556	3,021,556	—
Jefferies LLC	1,191,226	1,191,226	—
JPMorgan Clearing Corp.	496,291	496,291	—
Merrill Lynch, Pierce, Fenner & Smith	8,669,161	8,669,161	—
Morgan Stanley & Co. LLC	8,003,457	8,003,457	—
Nomura Securities International Inc.	12,095,774	12,095,774	—

	$39,586,880	$39,586,880	$—

Edge MSCI Min Vol Europe Currency Hedged
JPMorgan Clearing Corp.	$280,200	$280,200	$—

MSCI Europe Small-Cap
Barclays Capital Inc.	$5,216	$5,216	$—
BNP Paribas Prime Brokerage Inc.	513	513	—
Citigroup Global Markets Inc.	132,112	132,112	—
Credit Suisse Securities (USA) LLC	480,280	480,280	—
Deutsche Bank Securities Inc.	478,993	478,993	—
HSBC Bank PLC	47,918	47,918	—
JPMorgan Clearing Corp.	901,832	901,832	—
Macquarie Capital (USA) Inc.	2,266	2,249	(17)
Merrill Lynch, Pierce, Fenner & Smith	289,422	289,422	—
Morgan Stanley & Co. LLC	733,678	733,678	—
Nomura Securities International Inc.	226,583	226,583	—
Scotia Capital (USA) Inc.	849	849	—
SG Americas Securities LLC	586	586	—
State Street Bank & Trust Company	248,890	248,890	—
UBS Securities LLC	1,145,386	1,145,386	—

	$4,694,524	$4,694,507	$(17)

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares Currency Hedged MSCI Europe Small-Cap ETF, BFA is entitled to an annual investment advisory fee of 0.43% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI Europe Small-Cap ETF (“IEUS”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through November 30, 2017 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investment in IEUS, after taking into account any fee waivers by IEUS, plus 0.03%.

For its investment advisory services to the iShares Edge MSCI Min Vol EAFE Currency Hedged ETF, BFA is entitled to an annual investment advisory fee of 0.38% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares Edge MSCI Min Vol EAFE ETF (“EFAV”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through November 30, 2017 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investments in EFAV, after taking into account any fee waivers by EFAV, plus 0.03%.

For its investment advisory services to the iShares Edge MSCI Min Vol EAFE ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.350%	First $30 billion
0.320	Over $30 billion, up to and including $60 billion
0.280	Over $60 billion, up to and including $90 billion
0.252	Over $90 billion

The total of the investment advisory fee and any other fund expenses is a fund’s total annual operating expense. For the iShares Edge MSCI Min Vol EAFE ETF, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2016 in order to limit total annual operating expenses after fee waiver to 0.20% of average daily net assets.

For its investment advisory services to the iShares Edge MSCI Min Vol Europe Currency Hedged ETF, BFA is entitled to an annual investment advisory fee of 0.28% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares Edge MSCI Min Vol Europe ETF (“EUMV”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through November 30, 2017 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investment in EUMV, after taking into account any fee waivers by EUMV, plus 0.03%.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Edge MSCI Min Vol Europe	0.25%
MSCI Europe Small-Cap	0.40

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Edge MSCI Min Vol EAFE	$108,092
Edge MSCI Min Vol Europe Currency Hedged	1,430
Edge MSCI Min Vol Europe	7
MSCI Europe Small-Cap	46,045

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended July 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol EAFE	$66,965,350	$92,074,019
MSCI Europe Small-Cap	488,478	3,305,685

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2016 were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI Europe Small-Cap	$342,551	$215,678
Edge MSCI Min Vol EAFE Currency Hedged	472,645	653,761
Edge MSCI Min Vol EAFE	1,583,933,794	1,106,234,126
Edge MSCI Min Vol Europe Currency Hedged	433,850	299,456
Edge MSCI Min Vol Europe	9,386,776	8,647,304
MSCI Europe Small-Cap	11,289,263	11,017,533

In-kind transactions (see Note 4) for the year ended July 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Europe Small-Cap	$3,639,818	$2,406,024
Edge MSCI Min Vol EAFE Currency Hedged	8,603,047	—
Edge MSCI Min Vol EAFE	4,559,062,377	333,542,945
Edge MSCI Min Vol Europe Currency Hedged	4,973,607	1,160,492
Edge MSCI Min Vol Europe	55,620,880	35,114,794
MSCI Europe Small-Cap	12,674,737	2,234,816

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	FORWARD CURRENCY CONTRACTS

Each Fund may enter into forward currency contracts for the purpose of hedging against the effects of foreign currencies on the value of such Fund’s assets that are denominated in a non-U.S. currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange. The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. The Fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the Fund failing to close out its position due to an illiquid market.

The following table shows the value of forward currency contracts held as of July 31, 2016 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Currency Hedged MSCI Europe Small-Cap ETF	iShares Edge MSCI Min Vol EAFE Currency Hedged ETF	iShares Edge MSCI Min Vol Europe Currency Hedged ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized appreciation (depreciation)	$38,431	$141,087	$45,220

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Liabilities
	iShares Currency Hedged MSCI Europe Small-Cap ETF	iShares Edge MSCI Min Vol EAFE Currency Hedged ETF	iShares Edge MSCI Min Vol Europe Currency Hedged ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized appreciation (depreciation)	$21,146	$163,044	$54,814

The following table shows the realized and unrealized gains (losses) on forward currency contracts held during the year ended July 31, 2016 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Currency Hedged MSCI Europe Small-Cap ETF	iShares Edge MSCI Min Vol EAFE Currency Hedged ETF	iShares Edge MSCI Min Vol Europe Currency Hedged ETF
Forward currency contracts:
Foreign currency transactions	$83,022	$(188,172)	$157,628

	Net Change in Unrealized Appreciation/Depreciation
	iShares Currency Hedged MSCI Europe Small-Cap ETF	iShares Edge MSCI Min Vol EAFE Currency Hedged ETF	iShares Edge MSCI Min Vol Europe Currency Hedged ETF
Forward currency contracts:
Forward currency contracts	$17,285	$(21,957)	$(9,594)

The following table shows the average quarter-end balances of outstanding forward currency contracts for the year ended July 31, 2016:

	iShares Currency Hedged MSCI Europe Small-Cap ETF	iShares Edge MSCI Min Vol EAFE Currency Hedged ETF	iShares Edge MSCI Min Vol Europe Currency Hedged ETF
Average amounts purchased in U.S. dollars	$2,193,887	$5,900,992	$2,658,293
Average amounts sold in U.S. dollars	$4,348,741	$11,787,101	$5,460,678

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. In order to better define their contractual rights and to secure rights that will help the Funds to mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Forward currency contracts held by the Funds generally do not require collateral. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

The following table presents the exposure of the open forward currency contracts that are subject to potential offset on the statements of assets and liabilities as of July 31, 2016:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
iShares Currency Hedged MSCI Europe Small-Cap ETF
Forward currency contracts	$38,431	$(21,146)	$17,285

iShares Edge MSCI Min Vol EAFE Currency Hedged ETF
Forward currency contracts	$141,087	$(141,087)	$—

iShares Edge MSCI Min Vol Europe Currency Hedged ETF
Forward currency contracts	$45,220	$(45,153)	$67

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
iShares Currency Hedged MSCI Europe Small-Cap ETF
Forward currency contracts	$21,146	$(21,146)	$—

iShares Edge MSCI Min Vol EAFE Currency Hedged ETF
Forward currency contracts	$163,044	$(141,087)	$21,957

iShares Edge MSCI Min Vol Europe Currency Hedged ETF
Forward currency contracts	$54,814	$(45,153)	$9,661

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of a Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES® TRUST

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2016, attributable to passive foreign investment companies, the use of equalization, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Currency Hedged MSCI Europe Small-Cap	$10,240	$15	$(10,255)
Edge MSCI Min Vol EAFE	83,866,696	2,119,611	(85,986,307)
Edge MSCI Min Vol Europe Currency Hedged	(60,548)	—	60,548
Edge MSCI Min Vol Europe	378,095	(10,003)	(368,092)
MSCI Europe Small-Cap	576,854	(13,724)	(563,130)

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 was as follows:

iShares ETF	2016	2015
Currency Hedged MSCI Europe Small-Cap
Ordinary income	$44,529	$	N/A

Edge MSCI Min Vol EAFE Currency Hedged
Ordinary income	$167,244	$	N/A
Return of capital	240		N/A

	$167,484	$	N/A

Edge MSCI Min Vol EAFE
Ordinary income	$149,842,338		$54,957,420

Edge MSCI Min Vol Europe Currency Hedged
Ordinary income	$98,110	$	N/A

Edge MSCI Min Vol Europe
Ordinary income	$833,810		$213,213

MSCI Europe Small-Cap
Ordinary income	$1,596,498		$1,050,007

As of July 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Currency Hedged MSCI Europe Small-Cap	$37,308	$19,670	$—	$(50,035)	$—	$6,943
Edge MSCI Min Vol EAFE Currency Hedged	—	—	(9,472)	448,106	(194,433)	244,201
Edge MSCI Min Vol EAFE	95,299,925	—	(11,014,622)	214,124,979	(18,437,232)	279,973,050
Edge MSCI Min Vol Europe Currency Hedged	56,747	57,803	—	(86,720)	—	27,830
Edge MSCI Min Vol Europe	74,381	—	(87,691)	(1,116,074)	(351,946)	(1,481,330)
MSCI Europe Small-Cap	114,016	—	(3,419,702)	(3,468,964)	(20,283)	(6,794,933)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the timing and recognition of partnership income and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018		Total
Edge MSCI Min Vol EAFE Currency Hedged	$9,472	$—	$		$9,472
Edge MSCI Min Vol EAFE	11,014,622	—		—	11,014,622
Edge MSCI Min Vol Europe	87,691	—		—	87,691
MSCI Europe Small-Cap	1,567,199	373,813		1,478,690	3,419,702

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Currency Hedged MSCI Europe Small-Cap ETF, iShares Edge MSCI Min Vol EAFE Currency Hedged ETF, iShares Edge MSCI Min Vol EAFE ETF, iShares Edge MSCI Min Vol Europe Currency Hedged ETF, iShares Edge MSCI Min Vol Europe ETF and iShares MSCI Europe Small-Cap ETF (the “Funds”) at July 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 26, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	75

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2016:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI Europe Small-Cap	$44,200
Edge MSCI Min Vol EAFE Currency Hedged	94,463
Edge MSCI Min Vol EAFE	141,806,034
Edge MSCI Min Vol Europe Currency Hedged	68,227
Edge MSCI Min Vol Europe	970,841
MSCI Europe Small-Cap	1,530,196

For the fiscal year ended July 31, 2016, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Edge MSCI Min Vol EAFE	$180,071,183	$12,158,520
Edge MSCI Min Vol Europe	1,034,115	92,020
MSCI Europe Small-Cap	1,681,593	131,195

For the fiscal year ended July 31, 2016, the following Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged MSCI Europe Small-Cap	$44,529	$3,204
Edge MSCI Min Vol EAFE Currency Hedged	182,661	13,965
Edge MSCI Min Vol Europe Currency Hedged	103,952	10,666

The following Funds hereby designate the following amounts as 20% rate long-term capital gain dividends for the fiscal year ended July 31, 2016:

iShares ETF	Long-Term Capital Gain
Currency Hedged MSCI Europe Small-Cap	$41,240
Edge MSCI Min Vol Europe Currency Hedged	32,071

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Edge MSCI Min Vol EAFE ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

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The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

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of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the

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services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares Edge MSCI Min Vol Europe ETF and iShares MSCI Europe Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for

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the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the

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15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be

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disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Edge MSCI Min Vol EAFE Currency Hedged	$0.628687	$—	$—	$0.628687	100%	—%	—%	100%
Edge MSCI Min Vol EAFE	1.672619	—	—	1.672619	100	—	—	100
Edge MSCI Min Vol Europe	0.641392	—	—	0.641392	100	—	—	100
MSCI Europe Small-Cap	1.213231	—	—	1.213231	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund is disclosed in the table for such Fund.

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Supplemental Information (Unaudited) (Continued)

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Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Currency Hedged MSCI Europe Small-Cap ETF

Period Covered: October 29, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	5	2.96%
Greater than 3.5% and Less than 4.0%	3	1.78
Greater than 3.0% and Less than 3.5%	1	0.59
Greater than 2.5% and Less than 3.0%	2	1.18
Greater than 2.0% and Less than 2.5%	3	1.78
Greater than 1.5% and Less than 2.0%	3	1.78
Greater than 1.0% and Less than 1.5%	15	8.88
Greater than 0.5% and Less than 1.0%	33	19.52
Between 0.5% and –0.5%	84	49.69
Less than –0.5% and Greater than –1.0%	13	7.69
Less than –1.0% and Greater than –1.5%	4	2.37
Less than –1.5%	3	1.78

	169	100.00%

iShares Edge MSCI Min Vol EAFE Currency Hedged ETF

Period Covered: October 29, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	3	1.78%
Greater than 1.0% and Less than 1.5%	7	4.14
Greater than 0.5% and Less than 1.0%	19	11.24
Between 0.5% and –0.5%	116	68.65
Less than –0.5% and Greater than –1.0%	20	11.83
Less than –1.0% and Greater than –1.5%	1	0.59
Less than –1.5% and Greater than –2.0%	1	0.59
Less than –2.0%	2	1.18

	169	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Edge MSCI Min Vol EAFE ETF

Period Covered: October 18, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.17%
Greater than 2.0% and Less than 2.5%	4	0.34
Greater than 1.5% and Less than 2.0%	21	1.78
Greater than 1.0% and Less than 1.5%	63	5.33
Greater than 0.5% and Less than 1.0%	280	23.66
Between 0.5% and –0.5%	760	64.23
Less than –0.5% and Greater than –1.0%	41	3.47
Less than –1.0% and Greater than –1.5%	10	0.85
Less than –1.5% and Greater than –2.0%	2	0.17

	1,183	100.00%

iShares Edge MSCI Min Vol Europe Currency Hedged ETF

Period Covered: October 29, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.59%
Greater than 2.0% and Less than 2.5%	1	0.59
Greater than 1.5% and Less than 2.0%	4	2.37
Greater than 1.0% and Less than 1.5%	6	3.55
Greater than 0.5% and Less than 1.0%	18	10.65
Between 0.5% and –0.5%	108	63.90
Less than –0.5% and Greater than –1.0%	22	13.02
Less than –1.0% and Greater than –1.5%	5	2.96
Less than –1.5% and Greater than –2.0%	1	0.59
Less than –2.0%	3	1.78

	169	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Edge MSCI Min Vol Europe ETF

Period Covered: June 3, 2014 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	2	0.38%
Greater than 1.5% and Less than 2.0%	3	0.57
Greater than 1.0% and Less than 1.5%	13	2.48
Greater than 0.5% and Less than 1.0%	94	17.90
Between 0.5% and –0.5%	383	72.96
Less than –0.5% and Greater than –1.0%	25	4.76
Less than –1.0% and Greater than –1.5%	4	0.76
Less than –1.5% and Greater than –2.0%	1	0.19

	525	100.00%

iShares MSCI Europe Small-Cap ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.07%
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	7	0.51
Greater than 1.5% and Less than 2.0%	25	1.81
Greater than 1.0% and Less than 1.5%	101	7.30
Greater than 0.5% and Less than 1.0%	332	24.01
Between 0.5% and –0.5%	745	53.87
Less than –0.5% and Greater than –1.0%	108	7.81
Less than –1.0% and Greater than –1.5%	36	2.60
Less than –1.5% and Greater than –2.0%	12	0.87
Less than –2.0% and Greater than –2.5%	6	0.43
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	87

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 342 funds (as of July 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

88	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	89

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (51)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

90	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (45)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	91

Notes:

92	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	93

Notes:

94	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-713-0716

Item 2.	Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2016 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended July 31, 2016, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2). Robert H. Silver resigned from the Board of Trustees effective March 31, 2016.

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-nine series of the Registrant for which the fiscal year-end is July 31, 2016 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $751,470 for the fiscal year ended July 31, 2015 and $689,560 for the fiscal year ended July 31, 2016.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended July 31, 2015 and July 31, 2016 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $201,528 for the fiscal year ended July 31, 2015 and $185,269 for the fiscal year ended July 31, 2016.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended July 31, 2015 and July 31, 2016 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended July 31, 2016 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were $4,143,252 for the fiscal year ended July 31, 2015 and $4,742,589 for the fiscal year ended July 31, 2016.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Charles A. Hurty, John E. Kerrigan and Madhav V. Rajan. Robert H. Silver resigned from the Board of Trustees effective March 31, 2016.

Item 6.	Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  iShares Trust

  By: /s/ Manish Mehta

  Manish Mehta, President (Principal Executive Officer)

  Date:         September 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

  By: /s/ Manish Mehta

  Manish Mehta, President (Principal Executive Officer)

  Date:         September 29, 2016

  By: /s/ Jack Gee

  Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

  Date:         September 29, 2016